UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-17-185808) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

●	PIMCO Funds—Asset Allocation Funds
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Income Fund
●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Real Return Fund

Filed under this submission on Form N-CSR:

●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—PIMCO Investment Grade Corporate Bond Fund
●	PIMCO Funds—PIMCO Total Return Fund IV
●	PIMCO Funds—PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Emerging Local Bond Fund

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Total Return Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO TOTAL RETURN FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk, and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Total Return Fund (Cont.)

portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an

6	PIMCO TOTAL RETURN FUND

indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	09/08/94	04/08/98	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Total Return Fund (Cont.)

available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO TOTAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	2.44%	2.96%	5.61%	7.39%
PIMCO Total Return Fund Class P	2.33%	2.85%	5.51%	7.31%
PIMCO Total Return Fund Administrative Class	2.18%	2.70%	5.35%	7.13%
PIMCO Total Return Fund Class D	2.14%	2.66%	5.30%	7.08%
PIMCO Total Return Fund Class A	2.04%	2.56%	5.18%	6.92%
PIMCO Total Return Fund Class A (adjusted)	(1.79)%	1.78%	4.77%	6.75%
PIMCO Total Return Fund Class C	1.27%	1.79%	4.39%	6.13%
PIMCO Total Return Fund Class C (adjusted)	0.28%	1.79%	4.39%	6.13%
PIMCO Total Return Fund Class R	1.78%	2.30%	4.92%	6.65%
Bloomberg Barclays U.S. Aggregate Index	0.44%	2.34%	4.27%	6.42%	♦
Lipper Core Plus Bond Funds Average	3.17%	3.09%	4.73%	6.39%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.47% for Institutional Class shares, 0.57% for Class P shares, 0.72% for Administrative Class shares, 0.76% for Class D shares, 0.86% for Class A shares, 1.61% for Class C shares, and 1.11% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	Class P - PTTPX	Administrative Class - PTRAX	Class D - PTTDX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	32.1%
Corporate Bonds & Notes	17.3%
Short-Term Instruments‡	17.3%
U.S. Treasury Obligations	14.5%
Sovereign Issues	6.9%
Non-Agency Mortgage-Backed Securities	5.7%
Asset-Backed Securities	5.1%
Other	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns in these securities were positive.

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Exposure to high yield corporate spread duration added to relative performance, as spreads narrowed.

»	U.S. interest rate strategies contributed to relative performance, particularly instrument selection, as Treasuries outperformed U.S. dollar swaps.
»	Positions in taxable municipal bonds contributed to relative performance, as spreads tightened.

»	An underweight to investment-grade corporate spread duration detracted from relative performance, as spreads tightened.

»	Short exposure to interest rates in the United Kingdom detracted from relative performance, as yields fell.

»

Short positions against a basket of Asian emerging market currencies, particularly the Taiwanese dollar, detracted from relative performance, as these currencies generally appreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Total Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$991.30	$2.63	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	990.80	3.13	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	990.10	3.87	1,000.00	1,021.04	3.93	0.78
Class D	1,000.00	989.90	4.07	1,000.00	1,020.84	4.13	0.82
Class A	1,000.00	989.40	4.56	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	985.70	8.27	1,000.00	1,016.60	8.40	1.67
Class R	1,000.00	988.20	5.80	1,000.00	1,019.10	5.89	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Total Return Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$10.18	$0.36	$(0.11)	$0.25	$(0.08)	$0.00	$(0.23)	$(0.31)
03/31/2016	10.86	0.34	(0.32)	0.02	(0.29)	(0.36)	(0.05)	(0.70)
03/31/2015	10.78	0.23	0.36	0.59	(0.43)	(0.08)	0.00	(0.51)
03/31/2014	11.24	0.23	(0.37)	(0.14)	(0.23)	(0.07)	(0.02)	(0.32)
03/31/2013	11.09	0.29	0.58	0.87	(0.45)	(0.27)	0.00	(0.72)
Class P
03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)
03/31/2016	10.86	0.33	(0.32)	0.01	(0.28)	(0.36)	(0.05)	(0.69)
03/31/2015	10.78	0.22	0.36	0.58	(0.42)	(0.08)	0.00	(0.50)
03/31/2014	11.24	0.22	(0.37)	(0.15)	(0.22)	(0.07)	(0.02)	(0.31)
03/31/2013	11.09	0.28	0.58	0.86	(0.44)	(0.27)	0.00	(0.71)
Administrative Class
03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)
03/31/2016	10.86	0.32	(0.33)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)
03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00	(0.48)
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)	(0.29)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00	(0.69)
Class D
03/31/2017	10.18	0.33	(0.11)	0.22	(0.07)	0.00	(0.21)	(0.28)
03/31/2016	10.86	0.31	(0.32)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)
03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00	(0.48)
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)	(0.29)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00	(0.69)
Class A
03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)
03/31/2016	10.86	0.30	(0.32)	(0.02)	(0.25)	(0.36)	(0.05)	(0.66)
03/31/2015	10.78	0.19	0.36	0.55	(0.39)	(0.08)	0.00	(0.47)
03/31/2014	11.24	0.19	(0.38)	(0.19)	(0.18)	(0.07)	(0.02)	(0.27)
03/31/2013	11.09	0.25	0.57	0.82	(0.40)	(0.27)	0.00	(0.67)
Class C
03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)
03/31/2016	10.86	0.22	(0.32)	(0.10)	(0.17)	(0.36)	(0.05)	(0.58)
03/31/2015	10.78	0.10	0.37	0.47	(0.31)	(0.08)	0.00	(0.39)
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)	(0.19)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00	(0.59)

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.12	2.44%	$52,526,934	0.51%	0.46%	3.54%	521%
10.18	0.31	58,581,675	0.47	0.46	3.27	478
10.86	5.64	68,575,915	0.46	0.46	2.11	265
10.78	(1.24)	148,740,191	0.46	0.46	2.10	227
11.24	7.92	180,450,317	0.46	0.46	2.54	380

10.12	2.33	3,471,813	0.61	0.56	3.44	521
10.18	0.21	4,623,792	0.57	0.56	3.17	478
10.86	5.53	5,939,687	0.56	0.56	1.99	265
10.78	(1.34)	9,177,693	0.56	0.56	2.01	227
11.24	7.81	12,607,217	0.56	0.56	2.43	380

10.12	2.18	3,424,492	0.76	0.71	3.31	521
10.18	0.06	6,234,863	0.72	0.71	3.03	478
10.86	5.37	16,184,030	0.71	0.71	1.84	265
10.78	(1.49)	27,495,302	0.71	0.71	1.84	227
11.24	7.65	32,933,466	0.71	0.71	2.30	380

10.12	2.14	4,322,388	0.80	0.75	3.25	521
10.18	0.02	5,393,438	0.76	0.75	2.98	478
10.86	5.33	6,996,615	0.75	0.75	1.83	265
10.78	(1.53)	14,557,245	0.75	0.75	1.81	227
11.24	7.61	19,790,241	0.75	0.75	2.25	380

10.12	2.04	5,475,892	0.90	0.85	3.16	521
10.18	(0.08)	7,662,842	0.86	0.85	2.89	478
10.86	5.23	11,961,388	0.85	0.85	1.72	265
10.78	(1.63)	20,713,345	0.85	0.85	1.71	227
11.24	7.50	27,514,833	0.85	0.85	2.16	380

10.12	1.27	3,143,206	1.65	1.60	2.41	521
10.18	(0.82)	4,055,683	1.61	1.60	2.13	478
10.86	4.45	5,194,548	1.60	1.60	0.96	265
10.78	(2.36)	8,136,311	1.60	1.60	0.97	227
11.24	6.70	12,666,824	1.60	1.60	1.40	380

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Total Return Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$10.18	$0.30	$(0.12)	$0.18	$(0.06)	$0.00	$(0.18)	$(0.24)
03/31/2016	10.86	0.28	(0.33)	(0.05)	(0.22)	(0.36)	(0.05)	(0.63)
03/31/2015	10.78	0.16	0.36	0.52	(0.36)	(0.08)	0.00	(0.44)
03/31/2014	11.24	0.16	(0.37)	(0.21)	(0.16)	(0.07)	(0.02)	(0.25)
03/31/2013	11.09	0.22	0.58	0.80	(0.38)	(0.27)	0.00	(0.65)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.12	1.78%	$1,159,181	1.15%	1.10%	2.91%	521%
10.18	(0.33)	1,426,367	1.11	1.10	2.63	478
10.86	4.96	1,996,566	1.10	1.10	1.45	265
10.78	(1.87)	2,957,161	1.10	1.10	1.45	227
11.24	7.24	3,583,839	1.10	1.10	1.90	380

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$98,583,074
Investments in Affiliates	8,132,428
Financial Derivative Instruments
Exchange-traded or centrally cleared	111,159
Over the counter	176,237
Deposits with counterparty	49,135
Foreign currency, at value	75,475
Receivable for investments sold	101,892
Receivable for TBA investments sold	20,309,686
Receivable for Fund shares sold	168,778
Interest and/or dividends receivable	447,537
Dividends receivable from Affiliates	8,650
Total Assets	128,164,051

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,761,918
Payable for short sales	35,129
Financial Derivative Instruments
Exchange-traded or centrally cleared	43,635
Over the counter	1,195,857
Payable for investments purchased	596,331
Payable for investments in Affiliates purchased	6,756
Payable for investments purchased on a delayed-delivery basis	580,192
Payable for TBA investments sold	48,866,640
Deposits from counterparty	94,430
Payable for Fund shares redeemed	402,594
Distributions payable	14,912
Overdraft due to custodian	1,669
Accrued investment advisory fees	16,597
Accrued supervisory and administrative fees	15,655
Accrued distribution fees	4,200
Accrued servicing fees	2,227
Other liabilities	1,403
Total Liabilities	54,640,145

Net Assets	$73,523,906

Net Assets Consist of:
Paid in capital	$74,554,433
(Overdistributed) net investment income	(15,755)
Accumulated undistributed net realized (loss)	(1,453,484)
Net unrealized appreciation	438,712

Net Assets	$73,523,906

Cost of investments in securities	$97,153,386
Cost of investments in Affiliates	$8,132,502
Cost of foreign currency held	$79,751
Proceeds received on short sales	$35,004
Cost or premiums of financial derivative instruments, net	$(172,824)

* Includes repurchase agreements of:	$22,692

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$52,526,934
Class P	3,471,813
Administrative Class	3,424,492
Class D	4,322,388
Class A	5,475,892
Class C	3,143,206
Class R	1,159,181
Shares Issued and Outstanding:
Institutional Class	5,189,762
Class P	343,010
Administrative Class	338,335
Class D	427,060
Class A	541,041
Class C	310,537
Class R	114,528
Net Asset Value Per Share Outstanding:
Institutional Class	$10.12
Class P	10.12
Administrative Class	10.12
Class D	10.12
Class A	10.12
Class C	10.12
Class R	10.12

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$3,306,497
Dividends	272
Dividends from Investments in Affiliates	28,233
Total Income	3,335,002

Expenses:
Investment advisory fees	205,627
Supervisory and administrative fees	195,095
Distribution and/or servicing fees - Administrative Class	12,194
Distribution and/or servicing fees - Class D	12,303
Distribution fees - Class C	27,734
Distribution fees - Class R	3,280
Servicing fees - Class A	16,803
Servicing fees - Class C	9,245
Servicing fees - Class R	3,280
Trustee fees	610
Interest expense	38,608
Miscellaneous expense	2,534
Total Expenses	527,313

Net Investment Income	2,807,689

Net Realized Gain (Loss):
Investments in securities	(293,472)
Investments in Affiliates	1,057
Exchange-traded or centrally cleared financial derivative instruments	(1,813,735)
Over the counter financial derivative instruments	2,170,122
Short sales	(2,698)
Foreign currency	(293,982)

Net Realized (Loss)	(232,708)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,372,695)
Investments in Affiliates	(1,158)
Exchange-traded or centrally cleared financial derivative instruments	2,913,744
Over the counter financial derivative instruments	(2,210,925)
Short sales	(113)
Foreign currency assets and liabilities	7,666

Net Change in Unrealized (Depreciation)	(663,481)

Net Increase in Net Assets Resulting from Operations	$1,911,500

* Foreign tax withholdings	$49

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment income	$2,807,689	$3,045,817
Net realized (loss)	(232,708)	(635,811)
Net change in unrealized (depreciation)	(663,481)	(2,608,827)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,911,500	(198,821)

Distributions to Shareholders:
From net investment income
Institutional Class	(409,123)	(1,749,298)
Class P	(27,716)	(132,769)
Administrative Class	(32,250)	(204,101)
Class D	(32,047)	(151,561)
Class A	(42,193)	(228,044)
Class C	(16,528)	(74,700)
Class R	(7,436)	(35,444)
From net realized capital gains
Institutional Class	0	(2,072,817)
Class P	0	(157,390)
Administrative Class	0	(239,958)
Class D	0	(196,186)
Class A	0	(286,571)
Class C	0	(146,978)
Class R	0	(52,630)
Tax basis return of capital
Institutional Class	(1,287,183)	(300,122)
Class P	(87,201)	(23,637)
Administrative Class	(101,465)	(38,720)
Class D	(100,828)	(28,990)
Class A	(132,749)	(45,291)
Class C	(52,000)	(21,615)
Class R	(23,396)	(7,883)

Total Distributions(a)	(2,352,115)	(6,194,705)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(14,014,139)	(22,476,563)

Total (Decrease) in Net Assets	(14,454,754)	(28,870,089)

Net Assets:
Beginning of year	87,978,660	116,848,749
End of year*	$73,523,906	$87,978,660

*Including (overdistributed) net investment income of:	$(15,755)	$(3,163,597)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Summary Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS
Total Loan Participations and Assignments (i) (Cost $191,940)			$	196,053	0.3%
CORPORATE BONDS & NOTES

BANKING & FINANCE
Bank of America Corp.
0.000% - 6.400% due 05/02/2017 - 08/01/2025	$	696,109		712,184	1.0%
6.875% due 04/25/2018		543,557		572,101	0.8%
Barclays Bank PLC
10.179% due 06/12/2021	$	258,737		324,724	0.4%
14.000% due 06/15/2019 (h)	GBP	372,534		572,368	0.8%
7.625% - 7.750% due 11/21/2022 - 04/10/2023	$	114,394		124,757	0.2%
10.000% due 05/21/2021	GBP	3,100		4,999	0.0%
Blackstone CQP Holdco LP
6.500% due 03/20/2021	$	338,500		339,982	0.4%
Deutsche Bank AG
4.250% due 10/14/2021		349,200		358,215	0.4%
HBOS PLC
6.750% due 05/21/2018		273,366		286,339	0.4%
Lloyds Bank PLC
6.500% due 09/14/2020		100		111	0.0%
12.000% due 12/16/2024 (h)		771,710		1,039,108	1.4%
Realkredit Danmark A/S
1.000% due 04/01/2018	DKK	4,031,000		587,391	0.8%
1.000% - 2.000% due 04/01/2017 - 04/01/2018		2,899,000		418,770	0.6%
Other Banking & Finance ^(c)(h)(i)(j)(l)				9,832,573	13.4%

Total Banking & Finance				15,173,622	20.6%

INDUSTRIALS
Total Industrials ^(i)	$			2,545,397	3.5%
UTILITIES
Total Utilities (i)(j)				767,904	1.0%

Total Corporate Bonds & Notes (Cost $18,005,790)				18,486,923	25.1%

MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (i) (Cost $915,328)				978,075	1.3%
U.S. GOVERNMENT AGENCIES
Fannie Mae
0.000% - 903.213% due 04/01/2017 - 06/25/2055 (a)(b)(f)(l)		4,070,389		3,969,546	5.4%
Fannie Mae, TBA
3.000% due 04/01/2032		731,800		750,266	1.0%
3.000% due 04/01/2047		831,950		825,125	1.1%
3.000% due 05/01/2047		4,286,050		4,242,855	5.8%
3.500% due 04/01/2032		398,250		414,382	0.6%
3.500% due 05/01/2032		438,550		455,921	0.6%
3.500% due 04/01/2047		2,773,800		2,837,728	3.8%
3.500% due 05/01/2047		5,242,050		5,351,396	7.3%
3.500% due 06/01/2047		1,156,900		1,178,502	1.6%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
4.000% due 04/01/2047	$	3,365,395	$	3,530,247	4.8%
4.000% due 05/01/2047		2,852,370		2,986,298	4.1%
4.500% due 04/01/2047		724,800		777,320	1.1%
4.500% due 05/01/2047		1,634,550		1,750,246	2.4%
3.000% - 6.000% due 04/01/2032 - 05/01/2047		567,400		620,046	0.8%
Freddie Mac
0.200% - 33.167% due 04/01/2017 - 07/01/2047 (a)(l)		2,386,669		796,353	1.1%
Freddie Mac, TBA
3.500% due 05/01/2047		999,900		1,020,679	1.4%
4.000% due 05/01/2047		396,400		414,950	0.6%
3.500% - 5.500% due 04/01/2047 - 05/01/2047		675,600		718,873	1.0%
Ginnie Mae
0.000% - 11.000% due 07/20/2017 - 02/20/2067 (a)(l)		951,653		733,697	1.0%
Ginnie Mae, TBA
4.000% due 04/01/2047		296,980		313,618	0.4%
4.000% due 05/01/2047		429,560		452,940	0.6%
3.000% - 5.000% due 04/01/2047 - 05/01/2047		66,000		68,129	0.1%
Other U.S. Government Agencies (a)(b)(f)(i)				28,049	0.0%

Total U.S. Government Agencies (Cost $34,005,556)				34,237,166	46.6%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds
2.750% due 08/15/2042		625,300		596,124	0.8%
2.750% due 11/15/2042		1,424,000		1,355,943	1.8%
3.000% due 05/15/2042		823,870		823,741	1.1%
3.000% due 11/15/2044 (l)		1,597,346		1,590,014	2.2%
3.125% due 08/15/2044 (l)		2,448,807		2,496,302	3.4%
3.375% due 05/15/2044		287,325		306,602	0.4%
4.375% due 11/15/2039		490,350		608,609	0.8%
2.250% - 6.250% due 05/15/2030 - 02/15/2047 (l)(p)		939,886		1,001,684	1.4%
U.S. Treasury Inflation Protected Securities (g)
1.750% due 01/15/2028		1,096,282		1,241,175	1.7%
2.375% due 01/15/2027		424,630		502,458	0.7%
2.500% due 01/15/2029		1,163,437		1,424,341	1.9%
3.875% due 04/15/2029		216,767		300,197	0.4%
0.125% - 3.625% due 01/15/2022 - 02/15/2047 (n)		584,570		638,539	0.9%
U.S. Treasury Notes
1.750% due 09/30/2022 (n)(p)		415,400		409,104	0.6%
2.000% due 07/31/2022 (n)(p)		429,200		429,066	0.6%
2.250% due 11/15/2024 (n)(p)		1,497,716		1,493,796	2.0%
1.750% - 2.375% due 05/31/2018 - 02/15/2027 (n)(p)		250,500		249,472	0.3%

Total U.S. Treasury Obligations (Cost $15,796,160)				15,467,167	21.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES
BCAP LLC Trust
0.643% - 6.040% due 01/26/2021 - 07/28/2047 ^		2,418,707		2,219,589	3.0%
Other Non-Agency Mortgage-Backed Securities ^(a)(c)(i)(j)				3,790,048	5.2%

Total Non-Agency Mortgage-Backed Securities (Cost $5,758,962)				6,009,637	8.2%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
ASSET-BACKED SECURITIES
Total Asset-Backed Securities ^(c)(i) (Cost $5,182,010)			$	5,471,029	7.4%
SOVEREIGN ISSUES
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (f)	BRL	4,467,000		1,390,898	1.9%
0.000% due 10/01/2017 (f)		6,245,755		1,899,892	2.6%
0.000% due 01/01/2018 (f)		4,692,400		1,398,090	1.9%
0.000% due 04/01/2018 (f)		4,606,408		1,343,822	1.8%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2027		1,394,268		445,715	0.6%
Other Sovereign Issues (g)(i)(l)				893,601	1.2%

Total Sovereign Issues (Cost $7,093,763)				7,372,018	10.0%

COMMON STOCKS
Total Common Stocks (d)(i) (Cost $5,528)				35	0.0%
PREFERRED SECURITIES
Total Preferred Securities (h)(i) (Cost $4,180)				4,210	0.0%
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Credit Suisse AG
1.920% due 09/12/2017	$	493,400		494,572	0.7%
Natixis S.A.
1.846% due 09/25/2017 - 10/02/2017		721,500		723,386	1.0%
Norinchukin Bank
1.733% due 10/10/2017 - 10/12/2017		414,600		415,785	0.6%
Sumitomo Mitsui Banking Corp.
1.405% - 1.831% due 05/02/2017 - 09/15/2017		439,500		439,921	0.6%
Sumitomo Mitsui Trust Bank Ltd.
1.860% - 1.882% due 09/18/2017 - 10/06/2017		457,700		458,966	0.6%
Other Certificates of Deposit (i)				546,091	0.7%

Total Certificates of Deposit				3,078,721	4.2%

COMMERCIAL PAPER
Total Commercial Paper (i)				847,889	1.1%
REPURCHASE AGREEMENTS (k)
				22,692	0.0%
SHORT-TERM NOTES
Total Short-Term Notes (i)				36,793	0.1%
ARGENTINA TREASURY BILLS
2.977% due 05/26/2017 - 12/15/2017 (e)(f)(i)				192,043	0.3%
JAPAN TREASURY BILLS
(0.328)% due 04/06/2017 - 06/19/2017 (e)(f)	JPY	668,830,000		6,008,891	8.2%

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
MEXICO TREASURY BILLS
6.752% due 08/17/2017 (e)(f)(i)			$	10,541	0.0%
U.S. TREASURY BILLS
0.670% due 04/20/2017 - 05/04/2017 (e)(f)(n)(p)	$	163,255		163,191	0.2%

Total Short-Term Instruments (Cost $10,194,169)				10,360,761	14.1%

Total Investments in Securities (Cost $97,153,386)				98,583,074	134.0%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		822,620,641		8,132,428	11.1%

Total Short-Term Instruments (Cost $8,132,502)				8,132,428	11.1%

Total Investments in Affiliates (Cost $8,132,502)				8,132,428	11.1%

Total Investments (Cost $105,285,888)			$	106,715,502	145.1%

Financial Derivative Instruments (m)(o) (Cost or Premiums, net $(172,824))				(952,096)	(1.3%)

Other Assets and Liabilities, net				(32,239,500)	(43.8%)

Net Assets			$	73,523,906	100.0%

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
(a)	The group contains interest only securities.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains securities which did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	The group contains zero coupon securities.
(g)	The group contains securities in which the principal amount of a security is adjusted for inflation.
(h)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$273,229	$273,587	0.37%
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	01/16/2015 - 09/21/2015	3,637	3,081	0.00
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	09/09/2015 - 09/22/2015	5,981	4,899	0.01
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	15,043	0.02

				$297,847	$296,610	0.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
GSC	0.750%	03/31/2017	04/03/2017	$2,400	U.S. Treasury Notes 0.625% due 06/30/2018	$(2,450)	$2,400	$2,400
SSB	0.050	03/31/2017	04/03/2017	20,292	U.S. Treasury Notes 2.000% - 3.500% due 05/15/2020 - 08/31/2021(2)	(20,701)	20,292	20,292

Total Repurchase Agreements						$(23,151)	$22,692	$22,692

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	0.820%	02/10/2017	04/04/2017		$ (50,500)	$(50,560)
BSN	0.850	01/31/2017	04/04/2017		(33,231)	(33,280)
CFR	(1.250)	03/31/2017	04/03/2017		EUR (3,087)	(3,293)
	(1.250)	04/03/2017	TBD	(4)	(2,401)	(2,561)
DBL	(0.850)	08/25/2016	TBD	(4)	(5,473)	(5,807)
JML	(1.500)	01/26/2017	01/26/2018		(1,461)	(1,554)
	(1.500)	03/03/2017	TBD	(4)	(1,856)	(1,978)
MSC	0.850	12/19/2016	04/12/2017		$ (88,900)	(89,120)
NOM	0.850	01/18/2017	04/18/2017		(883,568)	(885,133)
	0.850	01/30/2017	04/18/2017		(4,857)	(4,864)
	0.850	02/13/2017	04/18/2017		(346,187)	(346,588)
NXN	0.750	01/13/2017	04/13/2017		(525,625)	(526,501)
	0.770	01/20/2017	04/20/2017		(205,250)	(205,570)
	0.780	01/24/2017	04/24/2017		(500,400)	(501,148)
SCX	0.870	01/09/2017	04/10/2017		(103,750)	(103,961)

Total Reverse Repurchase Agreements						$(2,761,918)

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2032	$34,000	$(35,004)	$(35,129)

Total Short Sales				$(35,004)	$(35,129)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $2,757,591 and cash of $33,700 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(50,560)	$0	$(50,560)	$50,068	$(492)
BSN	0	(33,280)	0	(33,280)	33,130	(150)
CFR	0	(5,854)	0	(5,854)	6,216	362
DBL	0	(5,807)	0	(5,807)	5,611	(196)
GSC	2,400	0	0	2,400	(2,450)	(50)
JML	0	(3,532)	0	(3,532)	3,498	(34)
MSB	0	0	0	0	8,608	8,608
MSC	0	(89,120)	0	(89,120)	79,633	(9,487)
NOM	0	(1,236,585)	0	(1,236,585)	1,272,925	36,340
NXN	0	(1,233,219)	0	(1,233,219)	1,225,727	(7,492)
RYL	0	0	0	0	(183)	(183)
SCX	0	(103,961)	0	(103,961)	103,696	(265)
SSB	20,292	0	0	20,292	(20,701)	(409)

Total Borrowings and Other Financing Transactions	$22,692	$(2,761,918)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,293)	$0	$(3,532)	$(6,825)
U.S. Government Agencies	0	(1,236,585)	0	0	(1,236,585)
U.S. Treasury Obligations	0	(1,510,140)	0	0	(1,510,140)
Sovereign Issues	0	0	0	(5,807)	(5,807)

Total Borrowings	$0	$(2,750,018)	$0	$(9,339)	$(2,759,357)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(2,759,357)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(4,708,395) at a weighted average interest rate of 0.745%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(2,561) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$98.000	05/26/2017	2,233	$19	$2
Put - CBOT U.S. Treasury 5-Year Note June Futures	99.500	05/26/2017	109	1	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	101.000	05/26/2017	15,720	135	15
Put - CBOT U.S. Treasury 5-Year Note June Futures	101.500	05/26/2017	6,947	60	7
Put - CBOT U.S. Treasury 5-Year Note June Futures	102.500	05/26/2017	50	0	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	103.000	05/26/2017	2,099	18	2
Put - CBOT U.S. Treasury 5-Year Note June Futures	108.000	05/26/2017	69,837	599	68
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.000	05/26/2017	90,029	772	88
Put - CBOT U.S. Treasury 10-Year Note June Futures	101.000	05/26/2017	750	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	102.000	05/26/2017	4,566	39	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/26/2017	717	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	109.000	05/26/2017	8,000	69	8
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	29,777	255	28
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/26/2017	12,307	105	12
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/26/2017	69,110	592	66
Put - CME 90-Day Eurodollar June Futures	98.500	06/19/2017	96,138	2,407	601
Put - CME 90-Day Eurodollar June Futures	98.625	06/19/2017	8,000	520	400

				$5,603	$1,303

Total Purchased Options				$5,603	$1,303

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	23,276	$572	$621	$0
90-Day Eurodollar December Futures	Short	12/2017	21,241	1,529	0	(531)
90-Day Eurodollar June Futures	Short	06/2017	5,532	(3,398)	138	0
90-Day Eurodollar September Futures	Short	09/2017	22,942	8,874	574	0
Canada Government 10-Year Bond June Futures	Short	06/2017	8,238	(7,024)	3,035	0
Euro-BTP Italy Government Bond June Futures	Short	06/2017	1,419	(862)	227	(91)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	35,692	(9,478)	11,042	(761)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	45,048	4,734	19,223	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	80	0	0	0

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 142.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	1,150	$(1)	$0	$0
Put Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	14,246	(13)	0	0
Put Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	4,573	(4)	0	0
Put Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	1,000	(1)	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	18,038	(16)	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	228,230	33,012	37,444	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	142,529	13,653	31,178	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	8,042	1,666	0	(2,513)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	2,160	475	675	0
United Kingdom Long Gilt June Futures	Short	06/2017	12,283	(19,629)	923	(6,002)

Total Futures Contracts				$24,089	$105,080	$(9,898)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.538%	$	20,000	$405	$228	$0	$(3)
Berkshire Hathaway, Inc.	1.000	12/20/2023	0.888		47,000	343	865	0	(39)
Berkshire Hathaway, Inc.	1.000	03/20/2024	0.917		15,000	85	293	0	(6)
Berkshire Hathaway, Inc.	1.000	06/20/2024	0.945		90,000	359	1,748	23	0
Devon Energy Corp.	1.000	12/20/2020	0.746		26,200	250	734	1	0
Exelon Generation Co. LLC	1.000	12/20/2020	1.039		11,500	(12)	173	0	(7)
General Motors Co.	5.000	06/20/2022	1.443		5,200	910	26	0	(2)
Kinder Morgan Energy Partners LP	1.000	03/20/2019	0.259		1,400	(21)	(10)	0	0
Kinder Morgan Energy Partners LP	1.000	03/20/2020	0.437		2,200	(37)	(27)	0	0
MetLife, Inc.	1.000	06/20/2021	0.589		25,200	431	342	4	0
MetLife, Inc.	1.000	12/20/2021	0.715		72,300	955	1,628	0	(29)
Prudential Financial, Inc.	1.000	06/20/2019	0.192		36,100	656	141	0	(1)
Tesco PLC	1.000	06/20/2021	1.525	EUR	26,100	(594)	566	0	0
Tesco PLC	1.000	06/20/2022	1.916		116,900	(5,669)	255	0	(22)
Volkswagen International Finance NV	1.000	06/20/2017	0.191		204,200	481	125	28	0
Volkswagen International Finance NV	1.000	12/20/2017	0.223		238,900	1,553	(277)	8	0
Volkswagen International Finance NV	1.000	06/20/2021	0.780		23,800	245	336	0	(2)
Volkswagen International Finance NV	1.000	12/20/2021	0.882		29,200	184	416	0	(18)

						$524	$7,562	$64	$(129)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-26 5-Year Index	1.000%	06/20/2021	$17,700	$367	$53	$5	$0
CDX.IG-27 5-Year Index	1.000	12/20/2021	41,500	784	117	16	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	1,400	24	1	1	0

				$1,175	$171	$22	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.300%	12/15/2025	CAD	62,000	$(2,100)	$(708)	$165	$0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		57,500	6,029	6,723	200	0
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019	$	3,850,000	35,799	(9,629)	0	(1,333)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		894,600	(10,469)	(5,784)	0	(461)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2020		1,096,600	20,800	(4,234)	0	(610)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2021		3,753,900	112,575	(670)	0	(2,945)
Receive(5)	3-Month USD-LIBOR	1.450	06/28/2021		2,854,100	48,441	53,578	0	(1,248)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		3,045,100	128,133	832	0	(2,913)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		3,809,200	(49,391)	(60,297)	0	(3,608)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		1,503,700	(31,366)	(37,871)	0	(2,154)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		57,700	133	521	0	(87)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		198,300	10,106	(3,912)	0	(293)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		99,940	(5,093)	387	148	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		20,000	1,680	(71)	0	(29)
Receive	3-Month USD-LIBOR	2.250	12/21/2036		1,734,800	103,339	30,247	0	(2,412)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		2,380,802	(45,291)	(149,433)	0	(3,988)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		144,000	3,745	13,392	0	(178)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		94,700	(19,711)	892	154	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	843,200	(4,391)	1,137	0	(2,766)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		914,300	(28,930)	(6,107)	0	(4,879)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		262,300	(26,938)	(12,201)	0	(3,703)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	409,440,000	(22,705)	495	4,023	0

						$224,395	$(182,713)	$4,690	$(33,607)

Total Swap Agreements						$226,094	$(174,980)	$4,776	$(33,736)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(n)	Securities with an aggregate market value of $1,478,177 and cash of $15,493 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,303	$105,080	$4,776	$111,159	$0	$(9,898)	$(33,737)	$(43,635)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	BRL	62,776	$	19,813	$0	$(239)
	04/2017	DKK	2,073,685		315,911	18,549	0
	04/2017	$	20,018	BRL	62,776	34	0
	04/2017		113,424	DKK	791,133	23	0
	04/2017		682,539	EUR	635,756	0	(4,314)
	05/2017	EUR	619,167	$	665,503	4,145	0
	05/2017	JPY	2,330,000		20,677	0	(277)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017	$	10,039	IDR	140,295,025	$470	$0
	06/2017	JPY	114,690,000	$	1,009,788	0	(22,725)
	06/2017	TWD	9,937,194		325,567	0	(2,910)
	07/2017	DKK	306,000		46,940	2,859	0
	07/2017	ILS	25,579		7,058	0	(24)
	07/2017	$	14,549	DKK	100,920	0	(11)
	12/2017	CNH	3,348	$	466	0	(12)
	01/2018	DKK	267,435		39,147	212	0
	04/2018		889,612		130,330	50	(5)
BPS	04/2017	BRL	1,076,477		307,662	0	(36,195)
	04/2017	CAD	18,351		13,997	198	0
	04/2017	EUR	20,261		21,502	0	(112)
	04/2017	JPY	31,160,000		269,130	0	(10,855)
	04/2017	$	339,391	BRL	1,076,477	4,466	(1)
	04/2017		3,564	CAD	4,790	38	0
	04/2017		1,758	JPY	193,900	0	(17)
	05/2017	GBP	843,693	$	1,050,821	0	(6,935)
	05/2017	JPY	38,510,000		340,318	0	(6,193)
	05/2017	NZD	22,195		15,503	0	(45)
	06/2017	PHP	257,099		5,064	0	(32)
	07/2017	BRL	2,374,100		650,917	0	(91,825)
	10/2017		55,900		15,354	0	(1,813)
	01/2018		14,508		4,244	0	(141)
	04/2018		677,200		179,368	0	(22,385)
	04/2018	DKK	455,679		67,408	674	0
BRC	06/2017	SGD	614,213		437,334	0	(2,019)
	07/2017	DKK	692,486		105,636	5,880	0
CBK	04/2017	AUD	1,972		1,509	2	0
	04/2017	EUR	28,532		30,214	0	(224)
	04/2017	JPY	81,850,000		709,649	0	(25,759)
	04/2017	$	154,809	CAD	206,923	822	(30)
	04/2017		30,132	EUR	28,143	69	(179)
	04/2017		153,691	JPY	17,032,017	0	(704)
	05/2017	JPY	92,842,017	$	832,589	722	(3,102)
	06/2017		113,200,000		994,992	0	(24,299)
	06/2017	KRW	341,537,560		301,925	0	(3,950)
	12/2017	CNH	2,633		367	0	(10)
DUB	04/2017	BRL	1,134,389		358,431	0	(3,924)
	04/2017	ILS	25,579		6,779	0	(282)
	04/2017	RUB	541,150		9,054	0	(524)
	04/2017	$	344,424	BRL	1,134,389	18,085	(153)
	05/2017		52,760		168,165	603	0
	06/2017	SGD	630,365	$	448,846	0	(2,060)
	06/2017	TWD	5,734,204		185,573	0	(3,973)
	07/2017	BRL	710,000		204,140	0	(17,985)
	10/2017		158,865		43,919	0	(4,868)
	12/2017	CNH	6,637		925	0	(24)
	01/2018	BRL	2,282,400		604,606	0	(85,081)
FBF	04/2017		430,697		137,278	76	(375)
	04/2017	CAD	14,229		10,615	0	(85)
	04/2017	DKK	93,595		13,544	123	0
	04/2017	$	135,977	BRL	430,697	1,600	0
	05/2017	BRL	186,680	$	58,616	0	(621)
	08/2017	MXN	183,200		9,171	0	(417)
GLM	04/2017	BRL	722,573		215,770	0	(15,040)
	04/2017	CAD	12,855		9,658	0	(9)
	04/2017	EUR	31,820		34,133	367	(179)
	04/2017	GBP	915,133		1,138,415	0	(8,155)
	04/2017	$	228,056	BRL	722,573	2,754	0

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	$	3,547	CAD	4,765	$36	$0
	04/2017		274,895	DKK	1,908,658	0	(1,198)
	04/2017		38,781	EUR	36,438	211	(119)
	04/2017		80,328	GBP	65,536	1,782	0
	06/2017	TWD	8,268,942	$	271,585	0	(1,748)
	07/2017	DKK	724,736		105,581	1,179	0
	01/2018		138,681		20,100	0	(90)
	04/2018		2,119,266		311,355	1,165	(179)
HUS	04/2017	BRL	816,538		257,713	0	(3,112)
	04/2017	JPY	13,358,617		118,960	0	(1,031)
	04/2017	$	255,417	BRL	816,538	5,411	(3)
	04/2017		6,301	INR	432,804	370	0
	06/2017	KRW	230,914,265	$	200,090	0	(6,713)
	06/2017	SGD	189,565		134,281	0	(1,316)
	10/2017	DKK	121,200		18,561	1,015	0
	01/2018	BRL	528,700		157,599	0	(2,161)
	04/2018		1,161,600		338,702	0	(7,365)
IND	10/2017		400,000		109,890	0	(12,949)
JPM	04/2017		4,110,561		1,210,219	184	(102,992)
	04/2017	CHF	142		141	0	(1)
	04/2017	DKK	914,250		136,152	5,050	0
	04/2017	EUR	20,754		22,434	293	0
	04/2017	JPY	43,040,000		367,344	0	(19,280)
	04/2017	$	1,300,083	BRL	4,110,561	12,962	(18)
	04/2017		39,803	CAD	53,368	329	0
	04/2017		36,320	EUR	33,830	0	(231)
	04/2017		5,410	GBP	4,340	27	0
	05/2017	JPY	16,170,000	$	143,542	0	(1,879)
	05/2017	$	14,450	EUR	13,514	0	(15)
	05/2017		748	ZAR	9,868	0	(17)
	06/2017	KRW	281,037,088	$	244,816	0	(6,876)
	06/2017	THB	372,860		10,627	0	(218)
	06/2017	TWD	22,307,645		721,724	0	(15,662)
	07/2017	BRL	965,000		258,035	0	(43,867)
	10/2017		2,558,690		746,255	0	(39,515)
	01/2018		1,077,700		288,004	0	(37,652)
	01/2018	$	4,215	BRL	14,509	170	0
	04/2018	BRL	2,696,428	$	793,411	0	(9,916)
	04/2018	DKK	483,265		70,602	22	(195)
MAC	04/2017	BRL	78,432		24,755	0	(299)
	04/2017	$	25,000	BRL	78,433	53	0
MSB	07/2017	BRL	282,000	$	80,652	0	(7,572)
	10/2017		450,000		120,951	0	(17,243)
	01/2018	DKK	610,770		89,539	763	(144)
	04/2018	BRL	60,000		15,573	0	(2,303)
NAB	04/2017	JPY	3,867,300		34,861	124	0
	04/2017	$	94,247	CAD	126,173	632	0
	05/2017	CAD	126,173	$	94,287	0	(631)
NGF	04/2017	BRL	1,764,670		533,878	0	(29,806)
	04/2017	$	559,766	BRL	1,764,670	3,918	0
	10/2017	BRL	1,000,000	$	304,198	0	(2,900)
	01/2018		263,500		77,642	0	(1,982)
	04/2018		888,890		262,696	0	(2,124)
RBC	04/2017	$	1,142	CAD	1,525	5	0
SCX	04/2017	BRL	2,229,600	$	636,410	0	(75,785)
	04/2017	CAD	354,284		270,136	3,723	0
	04/2017	$	705,696	BRL	2,229,600	7,101	(602)
	04/2017		2,742	CAD	3,700	41	0
	04/2017		1,903	GBP	1,564	56	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2017	$	17,152	IDR	239,784,960	$799	$0
	06/2017	KRW	588,280,199	$	512,116	0	(14,738)
	06/2017	TWD	248,060		8,049	0	(150)
	10/2017	BRL	1,452,300		394,668	0	(51,331)
	04/2018		1,200,000		313,767	0	(43,741)
SOG	04/2017		250,000		78,904	0	(953)
	04/2017	NZD	22,195		15,935	376	0
	04/2017	$	78,370	BRL	250,000	1,487	0
	06/2017	TWD	13,242,654	$	429,900	0	(7,839)
	08/2017	MXN	19,200		962	0	(43)
	08/2017	TRY	9,460		2,470	0	(36)
	01/2018	BRL	267,500		79,353	0	(1,479)
TOR	04/2017		1,040,900		305,784	0	(26,708)
	04/2017	$	330,902	BRL	1,040,900	1,608	(18)
	04/2017		294,281	DKK	2,055,552	481	0
	05/2017		25,000	IDR	350,250,000	1,236	0
	10/2017	BRL	170,000	$	46,359	0	(5,847)
	01/2018		272,600		72,059	0	(10,314)
	01/2018	DKK	180,431		26,394	126	0
	04/2018	BRL	388,890		115,422	0	(438)
	04/2018	DKK	2,055,552		300,585	0	(453)
UAG	04/2017	EUR	632,800		671,606	213	(3,678)
	04/2017	JPY	41,680,000		357,096	0	(17,336)
	05/2017		97,180,000		859,419	0	(14,986)
	05/2017	$	22,509	IDR	314,788,365	1,070	0
	06/2017	JPY	13,210,000	$	115,549	0	(3,455)
	06/2017	KRW	759,925,727		667,117	0	(13,460)
	06/2017	TWD	23,687,994		768,877	0	(14,136)
	06/2017	$	1,396	MYR	6,243	5	0
	12/2017	CNH	9,379	$	1,307	0	(34)

Total Forward Foreign Currency Contracts						$116,844	$(1,099,979)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$	184,000	$19,530	$10,465
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		154,200	15,081	8,636
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		136,300	9,268	1,877
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		292,500	28,968	17,285

								$72,847	$38,263

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$78.469	05/04/2017	$ 98,000	$4	$0
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	76.000	04/05/2017	24,000	1	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	68.000	04/05/2017	70,000	3	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	70.000	04/05/2017	112,000	4	0

					$12	$0

Total Purchased Options					$72,859	$38,263

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC USD versus ZAR	ZAR	14.000	06/28/2017	$107,600	$ (1,530)	$(2,773)
DUB	Call - OTC USD versus BRL	BRL	3.250	04/26/2017	234,600	(1,431)	(955)
	Call - OTC USD versus BRL		4.250	11/17/2017	147,900	(4,319)	(559)
FBF	Call - OTC USD versus BRL		3.250	04/26/2017	430,100	(3,107)	(1,750)
	Call - OTC USD versus BRL		3.900	06/14/2017	127,400	(2,540)	(66)
	Call - OTC USD versus BRL		3.380	06/26/2017	243,800	(2,438)	(2,279)
	Call - OTC USD versus BRL		3.550	10/02/2017	290,000	(4,350)	(4,350)
	Call - OTC USD versus BRL		6.300	01/11/2018	253,100	(13,228)	(127)
GLM	Call - OTC USD versus BRL		3.350	06/01/2017	155,600	(1,323)	(1,323)
	Call - OTC USD versus BRL		3.375	06/27/2017	277,600	(3,081)	(2,711)
HUS	Call - OTC USD versus ZAR	ZAR	13.550	04/25/2017	36,200	(321)	(703)
	Call - OTC USD versus ZAR		13.500	06/01/2017	105,400	(1,581)	(3,454)
	Call - OTC USD versus ZAR		13.580	06/27/2017	218,600	(2,776)	(8,034)
JPM	Call - OTC USD versus BRL	BRL	3.225	04/26/2017	154,900	(817)	(851)
	Call - OTC USD versus BRL		3.310	06/01/2017	277,100	(2,189)	(2,460)
	Call - OTC USD versus BRL		3.510	09/27/2017	183,600	(2,846)	(2,868)
	Call - OTC USD versus ZAR	ZAR	13.100	04/25/2017	89,000	(709)	(3,287)
	Call - OTC USD versus ZAR		13.580	04/25/2017	249,700	(2,224)	(4,637)
	Call - OTC USD versus ZAR		14.000	05/02/2017	79,500	(751)	(751)
MSB	Call - OTC USD versus ZAR		13.500	04/25/2017	41,700	(369)	(873)
SCX	Call - OTC USD versus ZAR		12.980	04/25/2017	76,000	(1,469)	(3,279)
SOG	Call - OTC USD versus ZAR		14.000	05/02/2017	58,100	(551)	(551)

						$ (53,950)	$(48,641)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(2)
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(7)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(3)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(238)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	$631,100	$(4,733)	$(1)
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(3)
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(86)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(46)

						$(71,048)	$(386)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	$1,489,600	$(34,723)	$(14,205)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017	600,400	(9,306)	(841)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018	1,287,100	(28,717)	(12,274)

							$(72,746)	$(27,320)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$100.594	05/04/2017	$ 87,000	$(381)	$(81)
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.641	05/04/2017	112,000	(473)	(111)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.195	05/04/2017	316,000	(1,271)	(614)
GSC	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.426	05/04/2017	500,000	(2,070)	(375)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.422	05/04/2017	50,000	(209)	(37)

					$(4,404)	$(1,218)

Total Written Options					$(202,148)	$(77,565)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		21,230		244,669		(53)		(158,634)		(107,212)		0
Notional Amount in $	$	45,339,000	$	49,274,600	$	(7,852,500)	$	(58,936,500)	$	(11,607,500)	$	16,217,100
Notional Amount in AUD	AUD	760,110	AUD	9,772,900	AUD	(252,300)	AUD	(8,649,900)	AUD	(1,630,810)	AUD	0
Notional Amount in EUR	EUR	5,483,500	EUR	2,489,400	EUR	(1,333,400)	EUR	(4,966,300)	EUR	(1,673,200)	EUR	0
Notional Amount in GBP	GBP	0	GBP	2,062,250	GBP	(473,150)	GBP	(1,169,600)	GBP	(419,500)	GBP	0
Premiums	$	(340,736)	$	(463,031)	$	75,875	$	398,924	$	126,820	$	(202,148)

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
GST	Auto Loan ABS 2017 2.25-100% due 10/20/2022	0.600%	10/20/2022	$307,494	$ 0	$(60)	$0	$(60)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.214%	EUR	20,900	$113	$24	$137	$0
	Citigroup, Inc.	1.000	12/20/2020	0.476	$	2,100	(4)	45	41	0
	Colombia Government International Bond	1.000	06/20/2019	0.507		28,400	239	79	318	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	3,900	(68)	89	21	0
	Goldman Sachs Group, Inc.	1.000	12/20/2021	0.762	$	22,100	(11)	255	244	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		25,000	(358)	465	107	0
	Mexico Government International Bond	1.000	12/20/2018	0.432		171,300	(250)	1,986	1,736	0
	Morgan Stanley	1.000	12/20/2020	0.614		35,000	(59)	558	499	0
BPS	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	15,000	(290)	372	82	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623	$	40,000	(149)	707	558	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		19,500	(280)	364	84	0
	Morgan Stanley	1.000	12/20/2020	0.614		9,800	(14)	154	140	0
	Petrobras Global Finance BV	1.000	06/20/2018	0.693		2,900	(420)	432	12	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		47,700	(5,272)	4,564	0	(708)
	Petrobras Global Finance BV	1.000	03/20/2020	1.730		1,800	(276)	239	0	(37)
	Petrobras Global Finance BV	1.000	09/20/2020	2.071		10,000	(2,119)	1,768	0	(351)
	Royal Bank of Scotland PLC	1.000	12/20/2017	0.416	EUR	61,200	161	144	305	0
BRC	Citigroup, Inc.	1.000	12/20/2020	0.476	$	16,100	(8)	319	311	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		20,000	69	210	279	0
	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.679		7,300	(68)	166	98	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		5,000	(112)	133	21	0
	Mexico Government International Bond	1.000	12/20/2018	0.432		88,200	(219)	1,112	893	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		8,300	(1,479)	1,356	0	(123)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.964%	$	10,000	$23	$4	$27	$0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	4,600	(62)	87	25	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470	03/20/2018	0.004	$	10,000	0	37	37	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		23,500	81	247	328	0
	Morgan Stanley	1.000	12/20/2020	0.614		20,000	(49)	334	285	0
	Royal Bank of Scotland PLC	1.000	12/20/2017	0.416	EUR	18,900	45	49	94	0
DUB	Colombia Government International Bond	1.000	06/20/2019	0.507	$	45,000	287	217	504	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		46,700	(762)	962	200	0
FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		11,500	(43)	203	160	0
	Morgan Stanley	1.000	12/20/2020	0.614		25,000	(49)	406	357	0
GST	Bank of America Corp.	1.000	12/20/2020	0.465		40,000	128	660	788	0
	California State General Obligation Bonds, Series 2003	1.000	06/20/2024	0.964		85,000	261	(33)	228	0
	Citigroup, Inc.	1.000	12/20/2020	0.476		40,000	47	725	772	0
	Mexico Government International Bond	1.000	06/20/2017	0.176		3,300	(108)	115	7	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		10,000	(143)	186	43	0
	Morgan Stanley	1.000	12/20/2020	0.614		12,700	(47)	228	181	0
	Ohio State General Obligation Bonds, Series 2007	1.000	09/20/2024	0.763		10,000	102	58	160	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		11,400	(1,214)	1,045	0	(169)
	Petrobras Global Finance BV	1.000	03/20/2020	1.730		100	(16)	14	0	(2)
	Petrobras Global Finance BV	1.000	09/20/2020	2.071		10,000	(2,156)	1,805	0	(351)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	1.576		2,400	(221)	185	0	(36)
	Petrobras Global Finance BV	1.000	03/20/2020	1.730		5,200	(949)	842	0	(107)
	U.S. Treasury Notes	0.250	12/20/2018	0.149	EUR	25,000	(86)	136	50	0
JPM	Deutsche Bank AG	1.000	12/20/2017	0.355		1,700	(27)	36	9	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623	$	69,900	(132)	1,107	975	0
	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.679		22,500	(26)	327	301	0
	Mexico Government International Bond	1.000	06/20/2017	0.176		400	(13)	14	1	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		25,000	(332)	439	107	0
	Morgan Stanley	1.000	12/20/2020	0.614		50,000	0	713	713	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		8,800	(993)	863	0	(130)

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MBC	Mexico Government International Bond	1.000%	06/20/2017	0.176%	$	11,700	$209	$(183)	$26	$0
	Mexico Government International Bond	1.000	09/20/2017	0.184		48,500	856	(648)	208	0
MYC	California State General Obligation Bonds, Series 2003	1.000	06/20/2024	0.964		10,000	15	12	27	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		5,000	(17)	87	70	0
	Mexico Government International Bond	1.000	06/20/2017	0.176		10,600	(356)	380	24	0
	Mexico Government International Bond	1.000	09/20/2017	0.184		25,000	(332)	439	107	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		94,500	(8,746)	7,344	0	(1,402)
SOG	Royal Bank of Scotland PLC	1.000	12/20/2017	0.416	EUR	7,100	24	11	35	0
UAG	Mexico Government International Bond	1.000	09/20/2017	0.184	$	10,000	(135)	178	43	0

							$(25,810)	$35,172	$12,778	$(3,416)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$19,488	$(4,309)	$1,922	$0	$(2,387)
CBK	MCDX-25 5-Year Index	1.000	12/20/2020	70,750	(131)	1,240	1,109	0
	MCDX-26 5-Year Index	1.000	06/20/2021	185,550	479	2,299	2,778	0
DUB	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	22,200	(2,155)	145	0	(2,010)
FBF	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	400	(38)	(13)	0	(51)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	12,800	(1,667)	508	0	(1,159)
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	21,400	(798)	340	0	(458)
	MCDX-25 5-Year Index	1.000	12/20/2020	201,800	(373)	3,536	3,163	0
	MCDX-26 5-Year Index	1.000	06/20/2021	87,000	208	1,094	1,302	0
JPS	CMBX.NA.AAA.7 Index	0.500	01/17/2047	17,500	(665)	560	0	(105)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	4,000	(183)	129	0	(54)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	7,600	(315)	152	0	(163)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	20,300	(1,824)	(756)	0	(2,580)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	16,900	(1,596)	66	0	(1,530)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	15,300	(2,887)	1,100	0	(1,787)
MEI	CMBX.NA.AAA.7 Index	0.500	01/17/2047	74,000	(3,879)	3,436	0	(443)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	9,600	(498)	369	0	(129)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	8,200	(846)	103	0	(743)
MYC	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	10,600	(1,851)	613	0	(1,238)

					$(23,328)	$16,843	$8,352	$(14,837)

Total Swap Agreements					$(49,138)	$51,955	$21,130	$(18,313)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(p)	Securities with an aggregate market value of $1,034,869 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Deriva- tives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$26,342	$0	$3,103	$29,445	$(30,517)	$0	$0	$(30,517)	$(1,072)	$(350)	$(1,422)
BPS	5,376	0	1,181	6,557	(176,549)	0	(1,096)	(177,645)	(171,088)	174,762	3,674
BRC	5,880	0	1,602	7,482	(2,019)	0	(2,510)	(4,529)	2,953	(820)	2,133
CBK	1,615	0	4,683	6,298	(58,257)	(3,023)	0	(61,280)	(54,982)	55,730	748
DUB	18,688	0	704	19,392	(118,874)	(1,518)	(2,010)	(122,402)	(103,010)	73,176	(29,834)
FAR	0	0	0	0	0	(81)	0	(81)	(81)	278	197
FBF	1,799	0	517	2,316	(1,498)	(9,297)	(1,210)	(12,005)	(9,689)	7,063	(2,626)
GLM	7,494	19,101	0	26,595	(26,717)	(18,239)	0	(44,956)	(18,361)	17,144	(1,217)
GSC	0	0	0	0	0	(375)	0	(375)	(375)	16,394	16,019
GST	0	0	6,644	6,644	0	0	(1,040)	(1,040)	5,604	(5,000)	604
HUS	6,796	0	50	6,846	(21,701)	(12,191)	(143)	(34,035)	(27,189)	16,950	(10,239)
IND	0	0	0	0	(12,949)	0	0	(12,949)	(12,949)	13,038	89
JPM	19,037	0	2,106	21,143	(278,334)	(15,023)	(130)	(293,487)	(272,344)	270,813	(1,531)
JPS	0	0	0	0	0	0	(6,219)	(6,219)	(6,219)	6,499	280
MAC	53	0	0	53	(299)	0	0	(299)	(246)	0	(246)
MBC	0	0	234	234	0	0	0	0	234	(310)	(76)
MEI	0	0	0	0	0	0	(1,315)	(1,315)	(1,315)	1,380	65
MSB	763	0	0	763	(27,262)	(873)	0	(28,135)	(27,372)	28,764	1,392
MYC	0	19,162	228	19,390	0	(13,115)	(2,640)	(15,755)	3,635	(4,561)	(926)
NAB	756	0	0	756	(631)	0	0	(631)	125	0	125
NGF	3,918	0	0	3,918	(36,812)	0	0	(36,812)	(32,894)	31,537	(1,357)
RBC	5	0	0	5	0	0	0	0	5	0	5
RYL	0	0	0	0	0	0	0	0	0	(600)	(600)
SCX	11,720	0	0	11,720	(186,347)	(3,279)	0	(189,626)	(177,906)	191,338	13,432
SOG	1,863	0	35	1,898	(10,350)	(551)	0	(10,901)	(9,003)	8,657	(346)
TOR	3,451	0	0	3,451	(43,778)	0	0	(43,778)	(40,327)	42,812	2,485
UAG	1,288	0	43	1,331	(67,085)	0	0	(67,085)	(65,754)	61,973	(3,781)

Total Over the Counter	$116,844	$38,263	$21,130	$176,237	$(1,099,979)	$(77,565)	$(18,313)	$(1,195,857)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,303	$1,303
Futures	0	0	0	0	105,080	105,080
Swap Agreements	0	86	0	0	4,690	4,776

	$0	$86	$0	$0	$111,073	$111,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116,844	$0	$116,844
Purchased Options	0	0	0	0	38,263	38,263
Swap Agreements	0	21,130	0	0	0	21,130

	$0	$21,130	$0	$116,844	$38,263	$176,237

	$0	$21,216	$0	$116,844	$149,336	$287,396

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,898	$9,898
Swap Agreements	0	130	0	0	33,607	33,737

	$0	$130	$0	$0	$43,505	$43,635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,099,979	$0	$1,099,979
Written Options	0	0	0	48,641	28,924	77,565
Swap Agreements	0	18,313	0	0	0	18,313

	$0	$18,313	$0	$1,148,620	$28,924	$1,195,857

	$0	$18,443	$0	$1,148,620	$72,429	$1,239,492

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6,956)	$(6,956)
Written Options	0	0	0	0	47,867	47,867
Futures	(21)	0	0	0	(831,642)	(831,663)
Swap Agreements	0	153,531	0	0	(1,176,514)	(1,022,983)

	$(21)	$153,531	$0	$0	$(1,967,245)	$(1,813,735)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,672,136	$0	$1,672,136
Purchased Options	0	0	0	(9)	(107,891)	(107,900)
Written Options	0	9,390	0	222,506	169,774	401,670
Swap Agreements	0	181,381	0	7,259	15,576	204,216

	$0	$190,771	$0	$1,901,892	$77,459	$2,170,122

	$(21)	$344,302	$0	$1,901,892	$(1,889,786)	$356,387

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4,117)	$(4,117)
Written Options	0	0	0	0	(1,047)	(1,047)
Futures	0	0	0	0	205,061	205,061
Swap Agreements	0	6,054	0	0	2,707,793	2,713,847

	$0	$6,054	$0	$0	$2,907,690	$2,913,744

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,236,554)	$0	$(2,236,554)
Purchased Options	0	0	0	0	62,495	62,495
Written Options	0	(7,033)	0	23,324	(64,421)	(48,130)
Swap Agreements	0	30,995	0	0	(19,731)	11,264

	$0	$23,962	$0	$(2,213,230)	$(21,657)	$(2,210,925)

	$0	$30,016	$0	$(2,213,230)	$2,886,033	$702,819

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$118,460	$77,593	$196,053
Corporate Bonds & Notes
Banking & Finance	0	15,040,598	133,024	15,173,622
Industrials	0	2,538,867	6,530	2,545,397
Utilities	0	767,904	0	767,904
Municipal Bonds & Notes
Alabama	0	13,290	0	13,290
California	0	362,492	0	362,492
Connecticut	0	186	0	186
Georgia	0	64,741	0	64,741
Illinois	0	188,153	0	188,153

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Iowa	$0	$26,551	$0	$26,551
Louisiana	0	5,463	0	5,463
Massachusetts	0	21,116	0	21,116
Michigan	0	275	0	275
Nebraska	0	11,284	0	11,284
New Jersey	0	3,266	0	3,266
New York	0	18,328	0	18,328
Ohio	0	45,357	0	45,357
Pennsylvania	0	40,899	0	40,899
Rhode Island	0	180	0	180
Texas	0	46,387	0	46,387
West Virginia	0	130,107	0	130,107
U.S. Government Agencies	0	34,213,444	23,722	34,237,166
U.S. Treasury Obligations	0	15,467,167	0	15,467,167
Non-Agency Mortgage-Backed Securities	0	5,692,333	317,304	6,009,637
Asset-Backed Securities	0	5,318,227	152,802	5,471,029
Sovereign Issues	0	7,372,018	0	7,372,018
Common Stocks
Consumer Discretionary	35	0	0	35
Preferred Securities
Banking & Finance	0	4,210	0	4,210
Short-Term Instruments
Certificates of Deposit	0	3,078,721	0	3,078,721
Commercial Paper	0	847,889	0	847,889
Repurchase Agreements	0	22,692	0	22,692
Short-Term Notes	0	36,793	0	36,793
Argentina Treasury Bills	0	192,043	0	192,043
Japan Treasury Bills	0	6,008,891	0	6,008,891
Mexico Treasury Bills	0	10,541	0	10,541
U.S. Treasury Bills	0	163,191	0	163,191
	$35	$97,872,064	$710,975	$98,583,074

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,132,428	$0	$0	$8,132,428

Total Investments	$8,132,463	$97,872,064	$710,975	$106,715,502

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(35,129)	0	(35,129)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	106,081	5,078	0	111,159
Over the counter	0	176,237	0	176,237
	$106,081	$181,315	$0	$287,396

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,898)	(33,737)	0	(43,635)
Over the counter	0	(1,195,797)	(60)	(1,195,857)
	$(9,898)	$(1,229,534)	$(60)	$(1,239,492)

Total Financial Derivative Instruments	$96,183	$(1,048,219)	$(60)	$(952,096)

Totals	$8,228,646	$96,788,716	$710,915	$105,728,277

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$21	$77,589	$0	$0	$0	$(17)	$0	$0	$77,593	$(17)
Corporate Bonds & Notes
Banking & Finance	310,268	121	(275,214)	(25)	30	2,241	95,603	0	133,024	(1,673)
Industrials	2,366	0	(1,059)	1	(342)	282	5,282	0	6,530	(20)
U.S. Government Agencies	87,618	18,802	(5,977)	(15)	(37)	1,579	0	(78,248)	23,722	(16)
Non-Agency Mortgage-Backed Securities	97,254	273,066	(88,285)	86	(8,953)	8,852	35,284	0	317,304	847
Asset-Backed Securities	35,402	152,870	(9,959)	(1)	0	40	0	(25,550)	152,802	(66)

	$532,929	$522,448	$(380,494)	$46	$(9,302)	$12,977	$136,169	$(103,798)	$710,975	$(945)

Financial Derivative Instruments - Assets
Over the counter	$139	$0	$(42,620)	$0	$42,620	$(199)	$0	$0	$(60)	$12

Totals	$533,068	$522,448	$(423,114)	$46	$33,318	$12,778	$136,169	$(103,798)	$710,915	$(933)

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$77,593	Proxy Pricing	Base Price	99.500
Corporate Bonds & Notes
Banking & Finance	9	Other Valuation Techniques(3)	—	—
	37,412	Proxy Pricing	Base Price	101.781-110.875
	95,603	Third Party Vendor	Broker Quote	107.904
Industrials	6,530	Third Party Vendor	Broker Quote	102.500-106.750
U.S. Government Agencies	23,722	Proxy Pricing	Base Price	97.464-99.828
Non-Agency Mortgage-Backed Securities	273,660	Proxy Pricing	Base Price	82.872-99.853
	43,644	Third Party Vendor	Broker Quote	83.809-99.841
Asset-Backed Securities	130,954	Proxy Pricing	Base Price	100.000-100.121
	21,848	Third Party Vendor	Broker Quote	99.990-99.992

Financial Derivative Instruments - Assets
Over the counter	(60)	Indicative Market Quotation	Broker Quote	0.004

Total	$710,915

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

46	PIMCO TOTAL RETURN FUND

March 31, 2017

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

ANNUAL REPORT	MARCH 31, 2017	47

Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

48	PIMCO TOTAL RETURN FUND

March 31, 2017

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign

ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements (Cont.)

(non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

50	PIMCO TOTAL RETURN FUND

March 31, 2017

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2017	51

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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March 31, 2017

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as

ANNUAL REPORT	MARCH 31, 2017	53

Notes to Financial Statements (Cont.)

the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered

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to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,893,236	$54,713,794	$(50,474,501)	$1,057	$(1,158)	$8,132,428	$28,233	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in

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Notes to Financial Statements (Cont.)

bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had $77,593,326 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures

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contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Notes to Financial Statements (Cont.)

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market

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conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would

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Notes to Financial Statements (Cont.)

effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based

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on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate

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Notes to Financial Statements (Cont.)

swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

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If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently

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Notes to Financial Statements (Cont.)

decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.21%
Class P	0.31%
Administrative Class	0.21%
Class D	0.25%
Class A	0.35%
Class C	0.35%
Class R	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%
	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$562,231	$932,765

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$531,605,813	$547,923,905	$15,786,058	$14,326,317

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,096,645	$11,186,852	1,473,103	$15,561,304
Class P	101,090	1,028,494	132,699	1,375,431
Administrative Class	72,182	735,762	160,326	1,698,838
Class D	57,772	587,552	69,144	724,407
Class A	75,769	772,566	108,435	1,130,224
Class C	13,430	137,162	23,992	248,612
Class R	18,125	184,650	19,767	206,459

Issued as reinvestment of distributions
Institutional Class	153,949	1,571,272	371,378	3,809,865
Class P	8,881	90,653	21,362	219,257
Administrative Class	12,969	132,483	46,403	476,962
Class D	12,925	131,944	36,498	374,364
Class A	14,740	150,502	46,197	474,313
Class C	5,126	52,332	18,049	184,580
Class R	2,905	29,654	9,001	92,245

Cost of shares redeemed
Institutional Class	(1,817,733)	(18,480,992)	(2,402,990)	(25,277,491)
Class P	(221,347)	(2,252,560)	(246,682)	(2,591,956)
Administrative Class	(359,526)	(3,661,505)	(1,084,466)	(11,564,941)
Class D	(173,658)	(1,767,957)	(219,964)	(2,303,039)
Class A	(302,506)	(3,084,076)	(503,162)	(5,281,016)
Class C	(106,576)	(1,083,553)	(121,869)	(1,275,048)
Class R	(46,673)	(475,374)	(72,468)	(759,933)
Net increase (decrease) resulting from Fund share transactions	(1,381,511)	$(14,014,139)	(2,115,247)	$(22,476,563)

13. REGULATORY AND LITIGATION MATTERS

On December 31, 2014, a lawsuit was filed in the United States District Court for the Western District of Washington by Robert Kenny, an investor in the PIMCO Total Return Fund, against PIMCO and the Distributor (collectively, the “PIMCO 36(b) Parties”). The complaint purports to be brought derivatively on behalf of the PIMCO Total Return Fund, and alleges that the PIMCO 36(b) Parties violated Section 36(b) of the Investment Company Act of 1940 by receiving excessive compensation from the PIMCO Total Return Fund. The plaintiff seeks injunctive and declaratory relief; rescission of the investment advisory, supervisory and administrative and distribution agreements; recovery of fees paid to the PIMCO 36(b) Parties by the PIMCO Total Return Fund for the period beginning one year prior to the filing of the complaint through trial; and reduced fees going forward. In March of 2015, the PIMCO 36(b) Parties moved to dismiss the case and on August 26, 2015 the motion was denied. On September 23, 2015, the PIMCO 36(b) Parties answered the complaint and moved to the discovery phase. On December 31, 2015, the plaintiff filed an anniversary complaint containing

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Notes to Financial Statements (Cont.)

allegations nearly identical to the original complaint. On March 21, 2016, the PIMCO 36(b) Parties moved to dismiss the anniversary complaint. In response, the plaintiff filed a motion for judgment on the pleadings seeking a ruling that the damages period in the original complaint would be ongoing. On August 15, 2016, the plaintiff’s motion was granted and the parties stipulated to dismissal of the anniversary complaint.

On January 28, 2015, a purported class action lawsuit was filed in the United States District Court for the Central District of California by William Hampton, an investor in the PIMCO Total Return Fund, against PIMCO, the Distributor and the PIMCO Total Return Fund. As originally filed, the complaint alleged that the named defendants violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder due to alleged misrepresentations in connection with the management of the PIMCO Total Return Fund and sought compensatory damages, pre-judgment and post-judgment interest, and extraordinary, equitable and/or injunctive relief as permitted by law. On July 6, 2015, the plaintiff filed an amended complaint, which superseded the original filing and principally alleged that the PIMCO Total Return Fund improperly invested in emerging markets in excess of its prospectus guidelines, and added as additional parties the PIMCO Funds trust and those persons who served as trustees (the “Named Trustees”) to PIMCO Funds during the relevant period (PIMCO, PIMCO Funds and the Named Trustees are collectively referred to herein as the “PIMCO Class Action Parties”). The Distributor and the PIMCO Total Return Fund were no longer named as defendants. The amended complaint asserted claims for breach of contract against the PIMCO Funds trust, breach of trust and breach of the covenant of good faith and fair dealing against the Named Trustees, and aiding and abetting breaches of trust and/or fiduciary duty against PIMCO, and principally sought in relief unspecified damages, interest, a reduction and/or denial of compensation to the Named Trustees, suspension and/or removal of the Named Trustees, and other equitable and/ or injunctive relief. On November 2, 2015, the United States District Court for the Central District of California granted the PIMCO Class Action Parties’ motion to dismiss, and each of the causes of action was dismissed with prejudice. On November 30, 2015, the plaintiff filed a notice of appeal of the order granting the PIMCO Class Action Parties’ motion to dismiss with the United States Court of Appeals for the Ninth Circuit. On May 9, 2016, the plaintiff filed an opening brief in the appeal. On July 8, 2016, defendants (including the Trust) filed an opposition and briefing closed on August 22, 2016.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

74	PIMCO TOTAL RETURN FUND

March 31, 2017

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Total Return Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$1,254,037	$(400,513)	$(1,174,798)	$0	$(709,253)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, interest-only securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Total Return Fund

Short-Term	Long-Term
$0	$1,174,798
†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	75

Notes to Financial Statements (Cont.)

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Total Return Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$105,466,976	$2,147,008	$(898,482)	$1,248,526
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, sale/buyback transactions, interest-only basis adjustments, convertible preferred securities, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Total Return Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$571,614	$0	$1,784,822	$2,575,999	$3,152,448	$466,258

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

76	PIMCO TOTAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Total Return Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BOS	Banc of America Securities LLC	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BSN	Bank of Nova Scotia	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	NAB	National Australia Bank Ltd.
DBL	Deutsche Bank AG London	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
FAR	Wells Fargo Bank National Association	NXN	Natixis New York
FBF	Credit Suisse International	RBC	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
GST	Goldman Sachs International	SOG	Societe Generale
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC
JPS	JPMorgan Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To Be Determined

78	PIMCO TOTAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Fund	0.00%	0.01%	$567,293	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	79

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

80	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2017	81

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

82	PIMCO TOTAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2017	83

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

84	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3016AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO TRENDS Managed Futures Strategy Fund

Share Classes

∎	Institutional
∎	P
∎	D
∎	A
∎	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

The PIMCO TRENDS Managed Futures Strategy Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, issuer non-diversification risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk,

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1.00% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P, shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Diversification Status
PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	(4.78)%	3.42%
PIMCO TRENDS Managed Futures Strategy Fund Class P	(4.88)%	3.27%
PIMCO TRENDS Managed Futures Strategy Fund Class D	(5.11)%	3.04%
PIMCO TRENDS Managed Futures Strategy Fund Class A	(5.10)%	3.06%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(10.32)%	1.28%
PIMCO TRENDS Managed Futures Strategy Fund Class C	(5.77)%	2.29%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	(6.71)%	2.29%
3 Month USD LIBOR Index	0.78%	0.45%
Lipper Alternative Managed Futures Funds Average	(4.36)%	1.68%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), as supplemented, are 1.46% for the Institutional Class shares, 1.56% for Class P shares, 1.86% for Class D shares, 1.86% for Class A shares, and 2.61% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	Class P - PQTPX	Class D - PQTDX
Class A - PQTAX	Class C - PQTCX

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	58.3%
Short-Term Instruments‡	16.9%
Sovereign Issues	11.7%
Asset-Backed Securities	6.4%
U.S. Government Agencies	6.2%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Long positions in Canadian and British equities, which rallied during the reporting period, contributed to performance.

»	Short positions in U.S. equity implied volatility contributed to performance, as implied volatility remained at low levels.

»	Long U.K. duration positions contributed to performance, as interest rates fell.

»	The Fund changed positions in U.S. duration, which detracted from performance as a result of reversals.
»	Positioning within the Australian dollar, New Zealand dollar, Canadian dollar and Norwegian krone detracted from performance due to sharp price reversals.

»	Positioning within copper, natural gas, gold and silver detracted from performance due to sharp price reversals.

»	The Fund’s collateral portfolio contributed to performance, driven by gains from short-term corporate bonds.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$980.10	$5.73	$1,000.00	$1,019.15	$5.84	1.16%
Class P	1,000.00	980.10	6.22	1,000.00	1,018.65	6.34	1.26
Class D	1,000.00	978.90	7.70	1,000.00	1,017.15	7.85	1.56
Class A	1,000.00	978.90	7.70	1,000.00	1,017.15	7.85	1.56
Class C	1,000.00	975.50	11.38	1,000.00	1,013.41	11.60	2.31

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total
Institutional Class
03/31/2017	$9.83	$0.00	$(0.47)	$(0.47)	$0.00	$0.00	$0.00
03/31/2016	11.18	(0.03)	(0.58)	(0.61)	(0.67)	(0.07)	(0.74)
03/31/2015	10.16	(0.06)	2.21	2.15	(0.80)	(0.33)	(1.13)
12/31/2013 - 03/31/2014	10.00	(0.01)	0.17	0.16	0.00	0.00	0.00
Class P
03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00
03/31/2016	11.16	(0.06)	(0.57)	(0.63)	(0.62)	(0.07)	(0.69)
03/31/2015	10.16	0.64	1.48	2.12	(0.79)	(0.33)	(1.12)
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	0.00	0.00	0.00
Class D
03/31/2017	9.78	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00
03/31/2016	11.14	(0.01)	(0.64)	(0.65)	(0.64)	(0.07)	(0.71)
03/31/2015	10.16	(0.09)	2.18	2.09	(0.78)	(0.33)	(1.11)
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	0.00	0.00	0.00
Class A
03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00
03/31/2016	11.15	(0.08)	(0.57)	(0.65)	(0.63)	(0.07)	(0.70)
03/31/2015	10.16	0.58	1.52	2.10	(0.78)	(0.33)	(1.11)
12/31/2013 - 03/31/2014	10.00	(0.03)	0.19	0.16	0.00	0.00	0.00
Class C
03/31/2017	9.71	(0.11)	(0.45)	(0.56)	0.00	0.00	0.00
03/31/2016	11.07	(0.16)	(0.56)	(0.72)	(0.57)	(0.07)	(0.64)
03/31/2015	10.14	0.20	1.81	2.01	(0.75)	(0.33)	(1.08)
12/31/2013 - 03/31/2014	10.00	(0.04)	0.18	0.14	0.00	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.36	(4.78)%	$224,976	1.16%		1.52%		1.15%		1.51%		0.01%	69%
9.83	(5.15)	240,075	1.15		1.46		1.15		1.46		(0.33)	49
11.18	21.53	417,166	1.15		1.40		1.15		1.40		(0.40)	40
10.16	1.60	277,870	1.13	*	1.59	*	1.13	*	1.59	*	(0.51)*	69

9.36	(4.88)	1,147	1.26		1.62		1.25		1.61		(0.08)	69
9.84	(5.32)	1,101	1.25		1.56		1.25		1.56		(0.55)	49
11.16	21.32	8,677	1.25		1.50		1.25		1.50		1.18	40
10.16	1.60	18	1.23	*	1.69	*	1.23	*	1.69	*	(0.63)*	69

9.28	(5.11)	74,242	1.56		1.92		1.55		1.91		(0.39)	69
9.78	(5.51)	92,732	1.55		1.86		1.55		1.86		(0.15)	49
11.14	21.00	38,802	1.55		1.80		1.55		1.80		(0.62)	40
10.16	1.60	340	1.53	*	1.99	*	1.53	*	1.99	*	(0.89)*	69

9.30	(5.10)	5,537	1.56		1.92		1.55		1.91		(0.39)	69
9.80	(5.54)	9,798	1.55		1.86		1.55		1.86		(0.78)	49
11.15	21.09	23,215	1.55		1.80		1.55		1.80		1.12	40
10.16	1.60	100	1.53	*	1.99	*	1.53	*	1.99	*	(1.09)*	69

9.15	(5.77)	3,338	2.31		2.67		2.30		2.66		(1.14)	69
9.71	(6.26)	4,590	2.30		2.61		2.30		2.61		(1.55)	49
11.07	20.15	8,288	2.30		2.55		2.30		2.55		0.57	40
10.14	1.40	41	2.28	*	2.74	*	2.28	*	2.74	*	(1.63)*	69

ANNUAL REPORT	MARCH 31, 2017	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$289,052
Investments in Affiliates	4,046
Financial Derivative Instruments
Exchange-traded or centrally cleared	963
Over the counter	7,793
Cash	1
Deposits with counterparty	19,521
Foreign currency, at value	4,942
Receivable for Fund shares sold	130
Interest and/or dividends receivable	1,223
Dividends receivable from Affiliates	7
Reimbursement receivable from PIMCO	50
Total Assets	327,728

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,410
Over the counter	14,059
Payable for investments in Affiliates purchased	7
Deposits from counterparty	2,392
Payable for Fund shares redeemed	214
Accrued investment advisory fees	286
Accrued supervisory and administrative fees	95
Accrued distribution fees	19
Accrued servicing fees	2
Other liabilities	4
Total Liabilities	18,488

Net Assets	$309,240

Net Assets Consist of:
Paid in capital	$328,254
Undistributed net investment income	294
Accumulated undistributed net realized (loss)	(16,162)
Net unrealized (depreciation)	(3,146)
Net Assets	$309,240

Cost of investments in securities	$288,137
Cost of investments in Affiliates	$4,046
Cost of foreign currency held	$4,959
Cost or premiums of financial derivative instruments, net	$1

* Includes repurchase agreements of:	$28,983

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$224,976
Class P	1,147
Class D	74,242
Class A	5,537
Class C	3,338
Shares Issued and Outstanding:
Institutional Class	24,023
Class P	123
Class D	8,002
Class A	595
Class C	365
Net Asset Value Per Share Outstanding:
Institutional Class	$9.36
Class P	9.36
Class D	9.28
Class A	9.30
Class C	9.15

ANNUAL REPORT	MARCH 31, 2017	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest	$3,779
Dividends from Investments in Affiliates	67
Total Income	3,846

Expenses:
Investment advisory fees	4,024
Supervisory and administrative fees	1,067
Distribution and/or servicing fees - Class D	209
Distribution fees - Class C	29
Servicing fees - Class A	18
Servicing fees - Class C	10
Trustee fees	2
Interest expense	25
Miscellaneous expense	16
Total Expenses	5,400
Waiver and/or Reimbursement by PIMCO	(1,189)
Net Expenses	4,211

Net Investment Loss	(365)

Net Realized Gain (Loss):
Investments in securities	(84)
Investments in Affiliates	29
Exchange-traded or centrally cleared financial derivative instruments	(54)
Over the counter financial derivative instruments	297
Foreign currency	(701)

Net Realized (Loss)	(513)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,448
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	(6,324)
Over the counter financial derivative instruments	(11,914)
Foreign currency assets and liabilities	(18)

Net Change in Unrealized (Depreciation)	(15,827)

Net (Decrease) in Net Assets Resulting from Operations	$(16,705)

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment (loss)	$(365)	$(1,436)
Net realized (loss)	(513)	(40,016)
Net change in unrealized appreciation (depreciation)	(15,827)	10,899

Net (Decrease) in Net Assets Resulting from Operations	(16,705)	(30,553)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(21,994)
Class P	0	(285)
Administrative Class	0 ^	(2)
Class D	0	(4,680)
Class A	0	(798)
Class C	0	(400)
From net realized capital gains
Institutional Class	0	(2,046)
Class P	0	(8)
Administrative Class	0 ^	0
Class D	0	(704)
Class A	0	(81)
Class C	0	(36)

Total Distributions(a)	0	(31,034)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(22,390)	(86,352)

Total (Decrease) in Net Assets	(39,095)	(147,939)

Net Assets:
Beginning of year	348,335	496,274
End of year*	$309,240	$348,335

*Including undistributed (overdistributed) net investment income of:	$294	$(5,238)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on January 13, 2017.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.4%

CORPORATE BONDS & NOTES 55.2%

BANKING & FINANCE 31.8%
AerCap Ireland Capital DAC
2.750% due 05/15/2017	$1,000	$1,001
4.625% due 10/30/2020	1,350	1,428
Ally Financial, Inc.
3.250% due 09/29/2017	600	603
American Express Credit Corp.
1.875% due 11/05/2018	2,300	2,304
2.171% due 09/14/2020	1,500	1,525
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.141% due 09/14/2018	2,500	2,517
Barclays PLC
2.000% due 03/16/2018	1,500	1,502
Bear Stearns Cos. LLC
6.400% due 10/02/2017	600	614
BPCE S.A.
1.778% due 06/17/2017 †	3,700	3,704
CIT Group, Inc.
4.250% due 08/15/2017	1,500	1,515
5.000% due 05/15/2018	100	101
Citigroup, Inc.
2.342% due 10/26/2020	3,500	3,575
Credit Suisse Group Funding Guernsey Ltd.
3.314% due 04/16/2021	3,100	3,254
Dexia Credit Local S.A.
1.756% due 03/23/2018 †	4,000	4,014
Ford Motor Credit Co. LLC
1.949% due 01/09/2018	1,000	1,004
1.950% due 03/12/2019	1,000	1,004
1.964% due 11/04/2019	3,000	3,017
General Motors Financial Co., Inc.
2.370% due 04/10/2018	1,700	1,717
2.583% due 01/15/2020	4,000	4,095
Goldman Sachs Group, Inc.
2.201% due 04/23/2020	1,500	1,522
2.398% due 04/23/2021	3,000	3,068
HSBC Holdings PLC
2.650% due 01/05/2022	2,800	2,881
2.712% due 05/25/2021	2,000	2,065
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017	2,000	1,999
Industrial Bank of Korea
2.375% due 07/17/2017	3,300	3,307
International Lease Finance Corp.
5.875% due 04/01/2019	1,000	1,066
KEB Hana Bank
3.500% due 10/25/2017	1,000	1,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Bank Ltd.
1.662% due 10/27/2017	$1,000	$1,003
Macquarie Group Ltd.
3.000% due 12/03/2018	1,700	1,725
Mizuho Bank Ltd.
1.603% due 09/25/2017	2,000	2,002
MUFG Americas Holdings Corp.
1.608% due 02/09/2018	2,000	2,001
Navient Corp.
5.500% due 01/15/2019	2,500	2,596
Nordea Bank AB
1.625% due 09/30/2019	4,800	4,750
NRW Bank
1.234% due 08/13/2018	450	451
PACCAR Financial Corp.
1.700% due 12/06/2018	3,475	3,503
PNC Bank N.A.
1.450% due 07/29/2019	4,400	4,350
Santander Holdings USA, Inc.
2.504% due 11/24/2017	1,500	1,510
3.450% due 08/27/2018	1,000	1,018
Standard Chartered PLC
1.446% due 09/08/2017	1,800	1,799
Sumitomo Mitsui Banking Corp.
1.603% due 01/16/2018	1,000	1,003
1.750% due 01/16/2018	1,350	1,352
1.781% due 07/23/2018	400	402
1.966% due 01/11/2019	1,100	1,101
Synchrony Financial
2.438% due 11/09/2017	1,500	1,509
UBS AG
1.416% due 08/14/2017	2,000	2,002
1.676% due 08/14/2019	3,000	3,010
Wachovia Corp.
5.750% due 02/01/2018	600	619
Wells Fargo & Co.
1.521% due 09/14/2018 †	3,500	3,508
1.719% due 01/30/2020	500	502
Westpac Banking Corp.
1.425% due 12/01/2017	1,400	1,403

		98,531

INDUSTRIALS 17.7%
AbbVie, Inc.
2.300% due 05/14/2021	1,000	988
Actavis Funding SCS
2.200% due 03/12/2018	1,100	1,108
2.350% due 03/12/2018	100	100
2.375% due 03/12/2020	2,700	2,761
3.000% due 03/12/2020	900	915

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Baxalta, Inc.
1.936% due 06/22/2018	$1,700	$1,702
BMW U.S. Capital LLC
1.404% due 06/02/2017	4,400	4,401
Daimler Finance North America LLC
1.502% due 05/18/2018 †	5,000	5,016
eBay, Inc.
1.350% due 07/15/2017	1,000	1,000
EMC Corp.
1.875% due 06/01/2018	1,000	991
Enbridge, Inc.
1.514% due 06/02/2017	300	300
Fidelity National Information Services, Inc.
2.850% due 10/15/2018	1,700	1,724
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	2,000	2,003
Kinder Morgan, Inc.
7.000% due 06/15/2017	3,000	3,032
KLA-Tencor Corp.
2.375% due 11/01/2017	600	602
Medtronic, Inc.
1.931% due 03/15/2020	3,000	3,055
NetApp, Inc.
2.000% due 12/15/2017	1,500	1,504
Petroleos Mexicanos
3.500% due 07/18/2018	2,000	2,035
5.750% due 03/01/2018	1,000	1,033
Phillips 66
2.950% due 05/01/2017	700	701
Reynolds American, Inc.
2.300% due 06/12/2018	600	604
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	1,400	1,400
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	2,500	2,503
3.192% due 04/27/2018	400	405
6.221% due 07/03/2017	1,100	1,112
Tesco PLC
5.500% due 11/15/2017	1,000	1,020
Thermo Fisher Scientific, Inc.
2.150% due 12/14/2018	2,600	2,610
Time Warner Cable LLC
5.850% due 05/01/2017	3,100	3,110
Tyson Foods, Inc.
2.650% due 08/15/2019	400	405
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017 †	3,300	3,298
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	3,200	3,200

		54,638

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.7%
AT&T, Inc.
2.082% due 06/30/2020 †	$3,700	$3,745
Cleveland Electric Illuminating Co.
7.880% due 11/01/2017	2,500	2,588
KT Corp.
2.625% due 04/22/2019	2,000	2,016
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	1,000	1,003
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	2,800	2,809
Sinopec Group Overseas Development Ltd.
1.790% due 04/10/2017	2,900	2,900
Verizon Communications, Inc.
1.918% due 06/17/2019 †	600	604
2.137% due 03/16/2022	2,000	2,020

		17,685

Total Corporate Bonds & Notes (Cost $169,822)		170,854

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	1,100	1,100

Total Municipal Bonds & Notes (Cost $1,100)		1,100

U.S. GOVERNMENT AGENCIES 5.9%
Fannie Mae
1.070% due 12/25/2017	269	269
1.332% due 05/25/2043	999	995
1.562% due 07/25/2041	2,314	2,329
Freddie Mac
1.312% due 11/15/2043	2,435	2,428
1.462% due 01/15/2042	845	850
Ginnie Mae
1.150% due 06/20/2061	3,264	3,264
1.280% due 03/20/2065	2,357	2,360
NCUA Guaranteed Notes
1.337% due 12/08/2020	5,626	5,655

Total U.S. Government Agencies (Cost $18,135)		18,150

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Asset Securitization Corp.
6.930% due 02/14/2043	488	490

Total Non-Agency Mortgage-Backed Securities (Cost $514)		490

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	21

Consolidated Schedule of Investments PIMCO TRENDS Managed  Futures Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.0%
Discover Card Execution Note Trust
1.452% due 09/15/2021		$1,500	$1,512
Harbourmaster CLO BV
0.634% due 05/08/2023	GBP	357	447
Madison Park Funding Ltd.
1.275% due 02/26/2021		$1,113	1,113
Morgan Stanley Investment Management Mezzano BV
0.539% due 05/15/2024	EUR	220	235
Navient Private Education Loan Trust
1.412% due 12/15/2021		$361	361
Navient Student Loan Trust
1.302% due 07/25/2030		2,514	2,515
Nissan Auto Lease Trust
1.220% due 08/15/2018		3,294	3,292
1.292% due 08/15/2018		2,471	2,473
SLM Student Loan Trust
1.128% due 10/25/2024		2,056	2,050
1.208% due 07/25/2023		2,951	2,950
1.432% due 06/25/2043		1,262	1,253
SMB Private Education Loan Trust
1.512% due 07/17/2023		421	422

Total Asset-Backed Securities (Cost $18,732)			18,623

SOVEREIGN ISSUES 11.1%
Japan Bank for International Cooperation
1.394% due 11/13/2018 †		9,000	8,984
Japan Finance Organization for Municipalities
2.500% due 09/12/2018		1,000	1,008
Korea Development Bank
2.250% due 08/07/2017		1,500	1,503
3.500% due 08/22/2017		1,500	1,511
Korea Expressway Corp.
1.875% due 10/22/2017		1,200	1,201
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		2,400	2,429
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,500	1,500
Province of Quebec
1.330% due 09/04/2018 †		9,600	9,611
Tokyo Metropolitan Government
1.750% due 06/08/2017		6,500	6,506

Total Sovereign Issues (Cost $34,262)			34,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.8%

CERTIFICATES OF DEPOSIT 1.4%
Credit Suisse AG
1.920% due 09/12/2017	$1,700	$1,704
Mizuho Bank Ltd.
1.820% due 12/12/2017	2,600	2,607

		4,311

REPURCHASE AGREEMENTS (c) 9.4%
		28,983

SHORT-TERM NOTES 0.9%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	2,700	2,708

U.S. TREASURY BILLS 3.1%
0.629% due 04/20/2017 - 04/27/2017 (a)(b)(f)	9,584	9,580

Total Short-Term Instruments (Cost $45,572)		45,582

Total Investments in Securities (Cost $288,137)		289,052

	SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III	409,299	4,046

Total Short-Term Instruments (Cost $4,046)		4,046

Total Investments in Affiliates (Cost $4,046)		4,046

Total Investments 94.7% (Cost $292,183)		$293,098

Financial Derivative Instruments (d)(e) (2.1)% (Cost or Premiums, net $1)		(6,713)

Other Assets and Liabilities, net 7.4%		22,855

Net Assets 100.0%		$309,240

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VIII, Ltd., which is a 100% owned subsidiary of the Fund.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.960% †	03/31/2017	04/03/2017	$9,600	U.S. Treasury Bonds 2.500% due 02/15/2046	$(9,876)	$9,600	$9,601
GSC	0.970 †	03/31/2017	04/03/2017	18,600	Ginnie Mae 3.500% due 02/20/2047	(19,271)	18,600	18,601
SSB	0.050 †	03/31/2017	04/03/2017	783	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(801)	783	783

Total Repurchase Agreements						$(29,948)	$28,983	$28,985

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
PIMCO TRENDS Managed Futures Strategy Fund
Global/Master Repurchase Agreement
SSB	147	0	0	147	(151)	(4)

PIMCO Cayman Commodity Fund VIII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
DEU	9,601	0	0	9,601	(9,876)	(275)
GSC	18,601	0	0	18,601	(19,271)	(670)
SSB	636	0	0	636	(650)	(14)

Total Borrowings and Other Financing Transactions	$28,985	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(11) at a weighted average interest rate of 0.700%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Consolidated Schedule of Investments PIMCO TRENDS Managed  Futures Strategy Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Aluminum June Futures †	Long	06/2017	87	$275	$0	$0
Arabica Coffee July Futures †	Short	07/2017	119	64	2	0
Brent Crude September Futures †	Short	07/2017	11	(20)	0	(4)
CAC 40 Index April Futures	Long	04/2017	263	341	149	0
Copper July Futures †	Long	07/2017	23	(46)	0	(10)
Corn September Futures †	Short	09/2017	192	(68)	0	(67)
DAX Index June Futures	Long	06/2017	70	338	181	0
E-mini NASDAQ 100 Index June Futures	Long	06/2017	187	194	4	0
E-mini S&P 500 Index June Futures	Long	06/2017	269	(8)	0	(88)
Euro STOXX 50 June Futures	Short	06/2017	358	(62)	8	(96)
FTSE 100 Index June Futures	Long	06/2017	360	132	23	(87)
FTSE/MIB Index June Futures	Long	06/2017	85	208	97	0
Gold 100 oz. August Futures †	Short	08/2017	74	(354)	0	(23)
Gold 100 oz. June Futures †	Long	06/2017	21	(2)	7	0
Hang Seng China Enterprises Index April Futures	Long	04/2017	223	(229)	0	(226)
Lean Hogs July Futures †	Short	07/2017	65	50	9	0
Natural Gas June Futures †	Long	06/2017	68	46	0	(2)
New York Harbor ULSD July Futures †	Short	06/2017	32	(70)	0	(19)
Nickel August Futures †	Short	08/2017	19	2	0	0
Nickel June Futures †	Short	06/2017	30	34	0	0
Nikkei 225 Index June Futures	Short	06/2017	36	26	27	(3)
OMX Stockholm 30 Index April Futures	Long	04/2017	566	(32)	10	(83)
RBOB Gasoline July Futures †	Short	07/2017	12	(32)	0	(8)
Russell 2000 Mini Index June Futures	Long	06/2017	39	39	6	0
S&P/ASX 200 June Futures	Long	06/2017	82	108	30	(73)
S&P/Toronto Stock Exchange 60 June Futures	Long	06/2017	133	(6)	0	(146)
Silver July Futures †	Short	07/2017	8	(55)	0	(2)
Soybean July Futures †	Short	07/2017	155	416	126	0
Soybean November Futures †	Short	11/2017	48	41	22	0
Sugar No. 11 July Futures †	Short	07/2017	307	273	21	0
Volatility S&P 500 Index April Futures	Short	04/2017	598	354	0	(269)
Wheat July Futures †	Short	07/2017	198	125	0	(50)
WTI Crude July Futures †	Short	07/2017	8	(11)	0	(3)
Zinc June Futures †	Long	06/2017	58	(93)	0	0

Total Futures Contracts				$1,978	$722	$(1,259)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay(1)	3-Month CAD-Bank Bill	1.900%	06/16/2027	CAD	23,600	$(91)	$(64)	$0	$(68)
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027	$	14,900	(1,288)	(21)	25	0
Receive(1)	3-Month USD-LIBOR	1.750	06/21/2047		2,400	(499)	(9)	4	0
Receive(1)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	39,600	1,253	408	212	0
Pay	6-Month JPY-LIBOR	0.000	12/20/2026	JPY	7,850,000	(1,796)	(32)	0	(83)

						$(2,421)	$282	$241	$(151)

Total Swap Agreements						$(2,421)	$282	$241	$(151)

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $19,521 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO TRENDS Managed Futures Strategy Fund(2)	$0	$535	$241	$776	$0	$(1,071)	$(151)	$(1,222)
PIMCO Cayman Commodity Fund VIII, Ltd. (Subsidiary)(2)	0	187	0	187	0	(188)	0	(188)

Total Exchange-Traded or Centrally Cleared	$0	$722	$241	$963	$0	$(1,259)	$(151)	$(1,410)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	04/2017		NZD	23,300	$	16,308	$0	$(21)
	05/2017		CAD	2,300		1,756	26	0
	05/2017		CHF	460		461	1	0
	05/2017		EUR	2,170		2,318	6	(7)
	05/2017		NZD	3,970		2,813	33	0
	05/2017	$		17,782	AUD	23,220	45	(99)
	05/2017			1,535	EUR	1,420	0	(18)
	05/2017			6,526	GBP	5,230	32	0
	05/2017			2,699	JPY	303,383	30	0
BOA	04/2017		AUD	40,500	$	30,736	0	(201)
	04/2017		CAD	27,200		20,219	0	(237)
	04/2017		GBP	3,625		4,396	0	(147)
	04/2017		NOK	138,364		16,081	0	(35)
	04/2017	$		12,231	AUD	16,000	0	(9)
	04/2017			51,675	CAD	68,100	0	(459)
	04/2017			11,948	MXN	238,500	775	0
	04/2017			35,038	NOK	290,000	0	(1,260)
	04/2017			20,965	SEK	184,000	0	(424)
	05/2017		JPY	88,400	$	787	0	(8)
	05/2017		NOK	32,820		3,895	71	0
	05/2017		NZD	4,640		3,241	1	(9)
	05/2017	$		1,549	CHF	1,520	0	(28)
	05/2017			1,586	NOK	13,200	0	(48)
	05/2017			787	NZD	1,090	0	(23)
BPS	04/2017		GBP	5,437	$	6,641	0	(173)
	04/2017	$		53,357	AUD	70,700	649	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Consolidated Schedule of Investments PIMCO TRENDS Managed  Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2017	$		3,147	BRL	10,400	$168	$0
	04/2017			12,546	EUR	11,625	0	(140)
	04/2017			17,518	GBP	13,875	0	(131)
	04/2017			39,675	NZD	55,100	0	(1,058)
	05/2017		AUD	4,100	$	3,106	0	(25)
	05/2017		CAD	2,070		1,583	26	0
	05/2017		GBP	630		789	0	(2)
	05/2017		SEK	855		95	0	0
	05/2017	$		790	AUD	1,030	0	(3)
	05/2017			8,357	EUR	7,840	55	(34)
	05/2017			3,078	GBP	2,480	32	0
	05/2017			3,436	JPY	382,900	12	(4)
	05/2017			794	NOK	6,610	0	(24)
	05/2017			3,144	NZD	4,330	0	(111)
	05/2017			2,375	SEK	20,890	0	(40)
BRC	04/2017			2,298	CAD	3,000	0	(42)
	04/2017			3,555	MXN	71,500	260	0
	04/2017			26,780	NOK	226,000	0	(456)
	04/2017			11,260	SEK	100,000	0	(96)
	05/2017		JPY	91,100	$	796	0	(23)
	05/2017		NOK	97,730		11,688	301	0
	05/2017	$		795	EUR	740	0	(4)
	05/2017			1,570	SEK	13,740	0	(34)
CBK	04/2017		CAD	28,900	$	21,895	161	0
	04/2017		NOK	282,000		33,184	337	0
	04/2017		NZD	13,600		9,449	0	(83)
	04/2017	$		31,159	EUR	29,048	4	(163)
	05/2017		AUD	3,100	$	2,363	4	(7)
	05/2017		CAD	1,030		793	18	0
	05/2017		CHF	9,140		9,130	0	(15)
	05/2017		EUR	730		783	3	0
	05/2017		GBP	11,970		14,965	8	(54)
	05/2017		JPY	358,800		3,172	0	(55)
	05/2017		NOK	6,520		785	26	0
	05/2017		NZD	2,240		1,549	0	(20)
	05/2017		SEK	102,955		11,518	8	0
	05/2017	$		3,404	AUD	4,450	1	(7)
	05/2017			3,112	CAD	4,110	8	(28)
	05/2017			12,622	CHF	12,607	32	(40)
	05/2017			8,559	EUR	7,990	30	(51)
	05/2017			1,583	NOK	13,070	0	(60)
	05/2017			781	NZD	1,070	0	(32)
	05/2017			2,367	SEK	20,680	0	(55)
DUB	04/2017			10,038	GBP	8,000	0	(13)
	04/2017			7,198	MXN	155,500	1,097	0
	05/2017		AUD	1,030	$	777	0	(9)
	05/2017		EUR	730		789	9	0
	05/2017		JPY	88,400		790	0	(5)
	05/2017		NZD	1,100		788	18	0
	05/2017		SEK	7,090		802	10	0
	05/2017	$		787	CAD	1,030	0	(12)
	05/2017			1,590	CHF	1,580	0	(10)
	05/2017			796	JPY	89,900	13	0
	05/2017			784	NZD	1,100	0	(14)
	05/2017			797	SEK	7,010	0	(13)
FBF	05/2017		CHF	4,980	$	5,000	18	0
	05/2017	$		1,553	EUR	1,440	0	(14)
	06/2017			576	HKD	4,464	0	(1)
GLM	04/2017		CAD	57,800	$	43,303	0	(166)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2017		EUR	29,063	$	30,780	$0	$(235)
	04/2017		GBP	9,187		11,189	0	(324)
	04/2017		MXN	70,000		3,661	0	(73)
	04/2017		NOK	241,636		28,459	315	(1)
	04/2017		NZD	48,100		33,303	0	(408)
	04/2017		SEK	422,000		46,826	0	(285)
	04/2017	$		13,693	AUD	17,900	0	(19)
	04/2017			756	EUR	714	7	(1)
	04/2017			18,371	GBP	14,750	113	0
	04/2017			16,929	JPY	1,875,000	0	(83)
	05/2017		AUD	16,460	$	12,580	14	(1)
	05/2017		CAD	2,080		1,575	10	0
	05/2017		CHF	610		611	1	0
	05/2017		GBP	1,270		1,585	0	(7)
	05/2017		JPY	177,800		1,552	0	(47)
	05/2017		NOK	13,180		1,543	7	0
	05/2017		NZD	2,180		1,535	8	0
	05/2017		SEK	51,700		5,782	27	(25)
	05/2017	$		789	AUD	1,030	0	(3)
	05/2017			2,420	CHF	2,440	21	0
	05/2017			3,119	GBP	2,480	2	(11)
	05/2017			8,555	NOK	71,980	0	(168)
	05/2017			16,594	NZD	23,330	0	(255)
	05/2017			16,222	SEK	143,890	0	(135)
HUS	04/2017		AUD	50,600	$	37,063	0	(1,590)
	04/2017		EUR	36,750		39,087	0	(131)
	04/2017		GBP	7,937		9,770	0	(177)
	04/2017		JPY	4,062,500		35,321	0	(1,180)
	04/2017	$		13,538	BRL	43,800	425	0
	04/2017			16,093	EUR	15,125	48	0
	04/2017			455	GBP	368	6	0
	05/2017		AUD	4,020	$	3,067	0	(3)
	05/2017	$		3,074	GBP	2,450	2	(4)
	05/2017			6,346	JPY	717,757	110	0
IND	04/2017		NOK	9,345	$	1,116	27	0
JPM	04/2017		NZD	1,114		792	11	0
	04/2017	$		13,731	BRL	45,200	678	0
	04/2017			534	EUR	497	0	(3)
	04/2017			7,460	MXN	150,000	542	0
	05/2017		AUD	3,100	$	2,360	5	(12)
	05/2017		EUR	730		783	3	0
	05/2017		GBP	630		787	0	(3)
	05/2017		JPY	709,200		6,239	0	(140)
	05/2017		NZD	27,980		19,648	96	(43)
	05/2017	$		3,932	CAD	5,230	3	0
	05/2017			1,562	CHF	1,570	8	0
	05/2017			1,550	EUR	1,450	0	(1)
	05/2017			1,551	GBP	1,250	16	0
	05/2017			3,633	JPY	409,100	47	0
	05/2017			792	NZD	1,100	0	(22)
MSB	04/2017		BRL	45,000	$	14,139	0	(207)
	04/2017	$		27,459	JPY	3,100,000	393	0
	04/2017			6,644	SEK	58,000	0	(168)
	05/2017		JPY	1,120,900	$	9,849	0	(233)
	05/2017		NOK	37,578		4,499	121	0
	05/2017	$		1,437	NOK	12,160	0	(20)
RBC	04/2017		BRL	29,700	$	9,340	0	(128)
	04/2017		CAD	853		637	0	(5)
	04/2017		GBP	16,312		20,311	0	(131)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Consolidated Schedule of Investments PIMCO TRENDS Managed  Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2017		MXN	155,500	$	7,164	$0	$(1,132)
	04/2017	$		361	CAD	482	2	0
	05/2017		NZD	18,600	$	13,353	327	0
	05/2017	$		3,097	CHF	3,070	0	(25)
	05/2017			111	GBP	90	2	0
SCX	04/2017		GBP	1,891	$	2,306	0	(64)
	05/2017		EUR	400		429	1	0
	05/2017		NOK	43,250		5,046	6	0
	05/2017	$		5,973	CAD	7,810	0	(97)
	05/2017			1,546	EUR	1,420	0	(28)
	05/2017			3,167	JPY	354,656	23	0
SOG	05/2017		GBP	1,390	$	1,726	0	(17)
	05/2017		SEK	24,380		2,739	14	0
	05/2017	$		1,555	CAD	2,090	17	0
	05/2017			794	CHF	790	0	(3)
	05/2017			4,647	SEK	41,360	6	(29)
UAG	05/2017		CAD	18,110	$	13,604	0	(22)
	06/2017		HKD	13,306		1,716	1	0

Total Forward Foreign Currency Contracts							$7,793	$(14,059)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC USD versus JPY	JPY	90.000	04/03/2017	$	5,000	$1	$0

Total Purchased Options							$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $8,190 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$173	$0	$0	$173	$(145)	$0	$0	$(145)	$28	$0	$28
BOA	847	0	0	847	(2,888)	0	0	(2,888)	(2,041)	1,879	(162)
BPS	942	0	0	942	(1,745)	0	0	(1,745)	(803)	304	(499)
BRC	561	0	0	561	(655)	0	0	(655)	(94)	(310)	(404)
CBK	640	0	0	640	(670)	0	0	(670)	(30)	0	(30)
DUB	1,147	0	0	1,147	(76)	0	0	(76)	1,071	(1,401)	(330)
FBF	18	0	0	18	(15)	0	0	(15)	3	0	3
GLM	525	0	0	525	(2,247)	0	0	(2,247)	(1,722)	2,250	528
HUS	591	0	0	591	(3,085)	0	0	(3,085)	(2,494)	2,578	84
IND	27	0	0	27	0	0	0	0	27	0	27
JPM	1,409	0	0	1,409	(224)	0	0	(224)	1,185	(1,090)	95

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
MSB	$514	$0	$0	$514	$(628)	$0	$0	$(628)	$(114)	$0	$(114)
RBC	331	0	0	331	(1,421)	0	0	(1,421)	(1,090)	902	(188)
SCX	30	0	0	30	(189)	0	0	(189)	(159)	277	118
SOG	37	0	0	37	(49)	0	0	(49)	(12)	0	(12)
UAG	1	0	0	1	(22)	0	0	(22)	(21)	0	(21)

Total Over the Counter	$7,793	$0	$0	$7,793	$(14,059)	$0	$0	$(14,059)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$187	$0	$535	$0	$0	$722
Swap Agreements	0	0	0	0	241	241

	$187	$0	$535	$0	$241	$963

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,793	$0	$7,793

	$187	$0	$535	$7,793	$241	$8,756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$188	$0	$1,071	$0	$0	$1,259
Swap Agreements	0	0	0	0	151	151

	$188	$0	$1,071	$0	$151	$1,410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,059	$0	$14,059

	$188	$0	$1,071	$14,059	$151	$15,469

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Consolidated Schedule of Investments PIMCO TRENDS Managed  Futures Strategy Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(14,318)	$0	$5,441	$0	$1,871	$(7,006)
Swap Agreements	0	0	0	0	6,952	6,952

	$(14,318)	$0	$5,441	$0	$8,823	$(54)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$321	$0	$321
Purchased Options	0	0	0	(24)	0	(24)

	$0	$0	$0	$297	$0	$297

	$(14,318)	$0	$5,441	$297	$8,823	$243

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$1,110	$0	$(336)	$0	$(933)	$(159)
Swap Agreements	0	0	0	0	(6,165)	(6,165)

	$1,110	$0	$(336)	$0	$(7,098)	$(6,324)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,928)	$0	$(11,928)
Purchased Options	0	0	0	14	0	14

	$0	$0	$0	$(11,914)	$0	$(11,914)

	$1,110	$0	$(336)	$(11,914)	$(7,098)	$(18,238)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$98,531	$0	$98,531
Industrials	0	54,638	0	54,638
Utilities	0	17,685	0	17,685
Municipal Bonds & Notes
California	0	1,100	0	1,100
U.S. Government Agencies	0	18,150	0	18,150
Non-Agency Mortgage-Backed Securities	0	490	0	490
Asset-Backed Securities	0	18,623	0	18,623
Sovereign Issues	0	34,253	0	34,253
Short-Term Instruments
Certificates of Deposit	0	4,311	0	4,311
Repurchase Agreements	0	28,983	0	28,983
Short-Term Notes	0	2,708	0	2,708
U.S. Treasury Bills	0	9,580	0	9,580
	$0	$289,052	$0	$289,052

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,046	$0	$0	$4,046

Total Investments	$4,046	$289,052	$0	$293,098

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	722	241	0	963
Over the counter	0	7,793	0	7,793
	$722	$8,034	$0	$8,756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,259)	(151)	0	(1,410)
Over the counter	0	(14,059)	0	(14,059)
	$(1,259)	$(14,210)	$0	$(15,469)

Total Financial Derivative Instruments	$(537)	$(6,176)	$0	$(6,713)

Totals	$3,509	$282,876	$0	$286,385

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting

ANNUAL REPORT	MARCH 31, 2017	33

Notes to Financial Statements (Cont.)

records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity

ANNUAL REPORT	MARCH 31, 2017	35

Notes to Financial Statements (Cont.)

options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2017	37

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2017	39

Notes to Financial Statements (Cont.)

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$29,545	$266,066	$(291,575)	$29	$(19)	$4,046	$67	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the

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Notes to Financial Statements (Cont.)

full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and

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Notes to Financial Statements (Cont.)

financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be

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subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected

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Notes to Financial Statements (Cont.)

counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.15%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Supervisory and Administrative Fee
Institutional Class	0.25%
Class P	0.35%
Administrative Class	0.25%	~
Class D	0.40%
Class A	0.40%
Class C	0.40%
~	This share class was liquidated during the reporting period.

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

ANNUAL REPORT	MARCH 31, 2017	51

Notes to Financial Statements (Cont.)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the payment of the Fund’s organizational expenses and pro rata share of Trustee Fees exceeds 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed, through July 31, 2017, to reduce its Advisory Fee by 0.25% of the average daily net assets of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

Fund’s annualized total portfolio operating expenses plus the amount reimbursed do not exceed the Expense Limit. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2017, were as follows (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$1	$2	$3	$6

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2017, the amount was $368,624. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$101,384	$123,170

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

ANNUAL REPORT	MARCH 31, 2017	53

Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$900	$6,003	$157,644	$166,284

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2017				Year Ended 03/31/2016
	Shares		Amount		Shares	Amount

Receipts for shares sold
Institutional Class	4,454		$42,484		12,941	$131,590
Class P	127		1,208		1,625	16,479
Administrative Class	1	^	8	^	4	31
Class D	1,823		17,263		11,320	113,675
Class A	212		2,039		944	9,689
Class C	147		1,377		427	4,540

Issued as reinvestment of distributions
Institutional Class	0		0		2,430	23,614
Class P	0		0		29	285
Administrative Class	0	^	0	^	0	2
Class D	0		0		571	5,382
Class A	0		0		88	859
Class C	0		0		45	434

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Institutional Class	(4,845)	(46,205)	(28,273)	(281,389)
Class P	(116)	(1,100)	(2,320)	(22,706)
Administrative Class	(5)^	(45)^	(11)	(113)
Class D	(3,300)	(31,201)	(5,896)	(59,860)
Class A	(616)	(5,835)	(2,115)	(21,416)
Class C	(255)	(2,383)	(747)	(7,448)
Net increase (decrease) resulting from Fund share transactions	(2,373)	$(22,390)	(8,938)	$(86,352)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on January 13, 2017.

As of March 31, 2017, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 34% of the Fund, and each of the two shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	09/06/2013
Subscription Agreement	09/20/2013
Consolidated Fund Net Assets	$309,240
Subsidiary % of Fund Net Assets	24.1%
Subsidiary Financial Statement Information
Total assets	$82,543
Total liabilities	$8,161
Net assets	$74,382
Total income	$438
Net investment income (loss)	$66
Net realized gain (loss)	$(14,310)
Net change in unrealized appreciation (depreciation)	$1,244
Increase (decrease) in net assets resulting from operations	$(13,000)

ANNUAL REPORT	MARCH 31, 2017	55

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such private letter rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through any investments in its respective Subsidiary and possibly through investments in commodity-linked notes.

It should be noted, however, that the IRS suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has also revoked private letter rulings on the treatment of commodity linked notes on a prospective basis. The IRS has further issued proposed regulations that, if finalized , would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

There can be no assurance that the IRS will not further change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes and other commodity-linked derivatives may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO TRENDS Managed Futures Strategy Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$1,668	$(1)	$(15,064)	$0	$(5,617)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for organizational costs at fiscal year-end.

ANNUAL REPORT	MARCH 31, 2017	57

Notes to Financial Statements (Cont.)

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO TRENDS Managed Futures Strategy Fund

Short-Term	Long-Term
$10,408	$4,656
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO TRENDS Managed Futures Strategy Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$292,204	$1,167	$(273)	$894
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO TRENDS Managed Futures Strategy Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$0	$0	$0	$29,623	$1,411	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2017

16. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO TRENDS Managed Futures Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

60	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SOG	Societe Generale
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GSC	Goldman Sachs & Co.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD (or $)	United States Dollar
HKD	Hong Kong Dollar

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
NCUA	National Credit Union Administration	WTI	West Texas Intermediate
oz.	Ounce

ANNUAL REPORT	MARCH 31, 2017	61

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO TRENDS Managed Futures Strategy Fund	0.00%	0.00%	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

62	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	63

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

64	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	65

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	67

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3017AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Real Return Strategy Funds

PIMCO Real Return Asset Fund

PIMCO Real Return Limited Duration Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries,

2	PIMCO REAL RETURN STRATEGY FUNDS

as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new/small fund risk, value investing risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, inflation-indexed security risk, gold-related risk, leveraging risk, small-cap and mid-cap company risk, arbitrage risk, management risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO REAL RETURN STRATEGY FUNDS

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The PIMCO CommoditiesPLUS® Strategy Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO (“Underlying PIMCO Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO Real Return Asset Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO Real Return Limited Duration Fund	06/30/15	06/30/15	06/30/15	—	06/30/15	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	—	10/30/03	10/30/03	10/30/03	Diversified
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	07/31/14	05/28/10	05/28/10	05/28/10	Non-diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Real Return Asset Fund

Institutional Class - PRAIX
Class P - PRTPX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	77.9%
Sovereign Issues	8.7%
Short-Term Instruments	6.6%
Corporate Bonds & Notes	2.5%
U.S. Government Agencies	2.5%
Other‡	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	3.34%	1.61%	5.88%	6.78%
PIMCO Real Return Asset Fund Class P	3.24%	1.50%	5.78%	6.72%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	1.64%	1.86%	5.73%	6.54%
Lipper Inflation-Protected Bond Funds Average	2.31%	0.40%	3.26%	4.43%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.73% for Institutional Class shares and 0.83% for Class P shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS 10+ Year Index, posted positive returns.

»

Overweight U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as breakeven inflation spreads rose.

»	Exposure to U.K. index-linked gilts benefited relative performance, as yields fell across maturities.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.

»

Underweight U.K. BEI spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration for most of the reporting period detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO Real Return Limited Duration Fund

Institutional Class - PPIRX	Class D - PPDRX
Class P - PPPRX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	91.7%
Sovereign Issues	4.0%
Short-Term Instruments‡	2.3%
Non-Agency Mortgage-Backed Securities	0.8%
Asset-Backed Securities	0.8%
Corporate Bonds & Notes	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (06/30/15)
PIMCO Real Return Limited Duration Fund Institutional	2.48%	1.62%
PIMCO Real Return Limited Duration Fund Class P	2.34%	1.53%
PIMCO Real Return Limited Duration Fund Class D	1.86%	1.23%
Bloomberg Barclays U.S. TIPS: 1-5 Year Index	1.75%	1.52%
Lipper Short Investment Grade Debt Funds Average	1.96%	1.26%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.61% for Institutional Class shares, 0.71% for Class P shares, and 1.01% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Real Return Limited Duration Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of inflation-indexed securities of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS 1-5 Year Index, posted positive returns.

»	An underweight to U.S. nominal duration contributed to relative performance, as yields rose.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.

»	Exposure to U.K. index-linked gilts benefited relative performance, as yields fell across maturities.

»

Underweight U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration detracted from relative performance, as yields fell.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
Class P - PETPX	Class C - PETCX
Class D - PETDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	72.9%
Real Estate Investment Trusts	11.5%
Short-Term Instruments‡	4.4%
Corporate Bonds & Notes	3.6%
Sovereign Issues	2.3%
Other	5.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	3.19%	9.77%	7.92%	12.79%
PIMCO RealEstateRealReturn Strategy Fund Class P	3.00%	9.66%	7.82%	12.68%
PIMCO RealEstateRealReturn Strategy Fund Class D	2.81%	9.37%	7.48%	12.32%
PIMCO RealEstateRealReturn Strategy Fund Class A	2.83%	9.36%	7.47%	12.31%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	(2.88)%	8.15%	6.86%	11.84%
PIMCO RealEstateRealReturn Strategy Fund Class C	2.02%	8.55%	6.66%	11.46%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	1.02%	8.55%	6.66%	11.46%
Dow Jones U.S. Select REIT Total Return Index	1.21%	9.45%	4.20%	9.70%
Lipper Real Estate Funds Average	3.29%	8.84%	4.07%	9.17%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.94% for Institutional Class shares, 1.04% for Class P shares, 1.34% for Class D shares, 1.34% for Class A shares, and 2.09% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

Exposure to real estate investment trusts (REITs) benefited absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Total Return Index, posted positive returns over the reporting period.

»

The Fund’s construction, which utilizes 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) as collateral backing a portion of the Fund’s REIT exposure, benefited relative performance, as 1-5 Year U.S. TIPS posted positive returns.

»

Overweight U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as breakeven inflation spreads rose.

»	An underweight to European nominal duration contributed to relative performance, as intermediate and long-term yields rose.

»

Underweight U.K. BEI spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration for most of the reporting period detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class - PCLIX	Class D - PCLDX
Class P - PCLPX	Class A - PCLAX
Administrative Class - PCPSX	Class C - PCPCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	59.5%
U.S. Treasury Obligations	12.6%
Corporate Bonds & Notes	10.1%
U.S. Government Agencies	5.6%
Sovereign Issues	5.6%
Other	6.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	17.05%	(9.41)%	(2.89)%
PIMCO CommoditiesPLUS® Strategy Fund Class P	16.99%	(9.50)%	(2.99)%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	16.79%	(9.65)%	(3.14)%
PIMCO CommoditiesPLUS® Strategy Fund Class D	16.70%	(9.84)%	(3.36)%
PIMCO CommoditiesPLUS® Strategy Fund Class A	16.41%	(9.87)%	(3.38)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	10.01%	(10.88)%	(4.18)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	15.67%	(10.52)%	(4.08)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	14.67%	(10.52)%	(4.08)%
Credit Suisse Commodity Benchmark	12.49%	(11.09)%	(4.81)%
Lipper Commodities General Funds Average	8.55%	(9.69)%	(5.61)%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), as supplemented, are 0.96% for Institutional Class shares, 1.06% for Class P shares, 1.21% for Administrative Class shares, 1.41% for Class D shares, 1.41% for Class A shares, and 2.16% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to commodities contributed to absolute performance, as commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted positive returns.

»	An underweight to U.S. nominal duration contributed to relative performance, as yields rose.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»

Overweight U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation-Protected Securities) contributed to relative performance, as breakeven inflation spreads rose.

»

An underweight to long-term U.K. BEI spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

10	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
Class P - PPRMX	Class C - PCRMX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	50.3%
Short-Term Instruments	12.8%
Mutual Funds	8.4%
Corporate Bonds & Notes	6.4%
Sovereign Issues	6.3%
Real Estate Investment Trusts	5.6%
Other‡	10.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	7.41%	0.61%	0.56%
PIMCO Inflation Response Multi-Asset Fund Class P	7.47%	0.52%	0.48%
PIMCO Inflation Response Multi-Asset Fund Class A	7.02%	0.15%	0.10%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	1.19%	(0.97)%	(0.90)%
PIMCO Inflation Response Multi-Asset Fund Class C	6.20%	(0.59)%	(0.63)%
PIMCO Inflation Response Multi-Asset Fund Class C (adjusted)	5.20%	(0.59)%	(0.63)%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	3.25%	(1.19)%	(1.28)%
Lipper Flexible Portfolio Funds Average	9.99%	5.02%	5.62%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund Expenses), as supplemented, are 1.14% for Institutional Class shares, 1.24% for Class P shares, 1.59% for Class A shares, and 2.34% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An underweight to U.S. nominal duration for most of the reporting period contributed to relative performance, as yields rose.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.

»	An overweight to the Brazilian real contributed to relative performance, as the currency appreciated over the reporting period.

»

Underweight U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Real Return Asset Fund
Institutional Class	$1,000.00	$964.90	$4.85	$1,000.00	$1,020.00	$4.99	0.99%
Class P	1,000.00	964.40	5.34	1,000.00	1,019.50	5.49	1.09
PIMCO Real Return Limited Duration Fund
Institutional Class	$1,000.00	$1,008.20	$2.75	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,007.70	3.25	1,000.00	1,021.69	3.28	0.65
Class D	1,000.00	1,006.30	4.75	1,000.00	1,020.19	4.78	0.95
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$980.00	$5.08	$1,000.00	$1,019.80	$5.19	1.03%
Class P	1,000.00	978.90	5.58	1,000.00	1,019.30	5.69	1.13
Class D	1,000.00	977.20	7.05	1,000.00	1,017.80	7.19	1.43
Class A	1,000.00	978.40	7.05	1,000.00	1,017.80	7.19	1.43
Class C	1,000.00	974.60	10.73	1,000.00	1,014.06	10.95	2.18

12	PIMCO REAL RETURN STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO CommoditiesPLUS® (Consolidated) Strategy Fund
Institutional Class	$1,000.00	$1,030.30	$3.80	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,031.20	4.30	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,029.80	5.06	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,028.50	6.07	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,027.60	6.07	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,025.70	9.85	1,000.00	1,015.21	9.80	1.95
PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,009.10	$3.66	$1,000.00	$1,021.29	$3.68	0.73%
Class P	1,000.00	1,008.50	4.16	1,000.00	1,020.79	4.18	0.83
Class A	1,000.00	1,006.10	5.90	1,000.00	1,019.05	5.94	1.18
Class C	1,000.00	1,003.20	9.64	1,000.00	1,015.31	9.70	1.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2017	13

Benchmark Descriptions

Index*	Description

45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg Barclays U.S. TIPS: 1-5 Year Index	Bloomberg Barclays U.S. TIPS: 1-5 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 5 years.

Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

14	PIMCO REAL RETURN STRATEGY FUNDS

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ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Real Return Asset Fund
Institutional Class
03/31/2017	$8.22	$0.39	$(0.11)	$0.28	$(0.18)	$0.00	$0.00	$(0.18)
03/31/2016	8.52	0.22	(0.36)	(0.14)	(0.14)	0.00	(0.02)	(0.16)
03/31/2015	8.04	(0.07)	0.69	0.62	(0.14)	0.00	0.00	(0.14)
03/31/2014	9.69	0.14	(1.22)	(1.08)	(0.16)	(0.39)	(0.02)	(0.57)
03/31/2013	11.45	0.38	0.99	1.37	(0.30)	(2.83)	0.00	(3.13)
Class P
03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	0.00	(0.17)
03/31/2016	8.52	0.21	(0.36)	(0.15)	(0.13)	0.00	(0.02)	(0.15)
03/31/2015	8.04	0.01	0.60	0.61	(0.13)	0.00	0.00	(0.13)
03/31/2014	9.69	0.20	(1.29)	(1.09)	(0.15)	(0.39)	(0.02)	(0.56)
03/31/2013	11.45	0.23	1.13	1.36	(0.29)	(2.83)	0.00	(3.12)

PIMCO Real Return Limited Duration Fund
Institutional Class
03/31/2017	$9.89	$0.30	$(0.06)	$0.24	$(0.24)	$0.00	$0.00	$(0.24)
06/30/2015 - 03/31/2016	10.00	0.05	(0.02)	0.03	(0.13)	0.00	(0.01)	(0.14)
Class P
03/31/2017	9.89	0.30	(0.07)	0.23	(0.23)	0.00	0.00	(0.23)
06/30/2015 - 03/31/2016	10.00	0.04	(0.01)	0.03	(0.13)	0.00	(0.01)	(0.14)
Class D
03/31/2017	9.89	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)
06/30/2015 - 03/31/2016	10.00	0.02	0.01	0.03	(0.13)	0.00	(0.01)	(0.14)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2017	$8.05	$0.18	$0.08	$0.26	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016~	8.34	0.13	0.09	0.22	(0.47)	0.00	(0.04)	(0.51)
03/31/2015~	8.68	0.08	2.32	2.40	(2.74)	0.00	0.00	(2.74)
03/31/2014~	10.40	0.06	(0.92)	(0.86)	(0.76)	(0.10)	0.00	(0.86)
03/31/2013~	10.20	0.14	2.04	2.18	(1.44)	(0.54)	0.00	(1.98)
Class P
03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	0.00	(0.09)
03/31/2016~	8.20	0.11	0.11	0.22	(0.47)	0.00	(0.04)	(0.51)
03/31/2015~	8.58	(0.04)	2.40	2.36	(2.74)	0.00	0.00	(2.74)
03/31/2014~	10.28	0.14	(1.00)	(0.86)	(0.74)	(0.10)	0.00	(0.84)
03/31/2013~	10.16	0.04	2.12	2.16	(1.50)	(0.54)	0.00	(2.04)
Class D
03/31/2017	7.35	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)
03/31/2016~	7.68	0.08	0.09	0.17	(0.46)	0.00	(0.04)	(0.50)
03/31/2015~	8.18	(0.06)	2.28	2.22	(2.72)	0.00	0.00	(2.72)
03/31/2014~	9.84	0.10	(0.94)	(0.84)	(0.72)	(0.10)	0.00	(0.82)
03/31/2013~	9.78	(0.02)	2.06	2.04	(1.44)	(0.54)	0.00	(1.98)
Class A
03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)
03/31/2016~	7.64	0.08	0.09	0.17	(0.46)	0.00	(0.04)	(0.50)
03/31/2015~	8.16	(0.04)	2.24	2.20	(2.72)	0.00	0.00	(2.72)
03/31/2014~	9.82	0.08	(0.92)	(0.84)	(0.72)	(0.10)	0.00	(0.82)
03/31/2013~	9.76	0.00	2.04	2.04	(1.44)	(0.54)	0.00	(1.98)
Class C
03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	0.00	(0.02)
03/31/2016~	6.80	0.02	0.06	0.08	(0.44)	0.00	(0.03)	(0.47)
03/31/2015~	7.50	(0.10)	2.08	1.98	(2.68)	0.00	0.00	(2.68)
03/31/2014~	9.12	0.02	(0.86)	(0.84)	(0.68)	(0.10)	0.00	(0.78)
03/31/2013~	9.16	(0.06)	1.90	1.84	(1.34)	(0.54)	0.00	(1.88)

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expense		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.32	3.34%	$259,642	0.96%		0.96%		0.55%		0.55%		4.68%	170%
8.22	(1.60)	1,555,418	0.73		0.73		0.55		0.55		2.75	107
8.52	7.73	3,225,556	0.61		0.61		0.55		0.55		(0.86)	99
8.04	(11.12)	392,481	0.58		0.58		0.55		0.55		1.69	123
9.69	11.22	389,932	0.62		0.62		0.55		0.55		3.21	97

8.32	3.24	12,933	1.06		1.06		0.65		0.65		3.35	170
8.22	(1.70)	4,791	0.83		0.83		0.65		0.65		2.63	107
8.52	7.62	6,002	0.71		0.71		0.65		0.65		0.23	99
8.04	(11.21)	4,228	0.68		0.68		0.65		0.65		2.32	123
9.69	11.11	15,296	0.72		0.72		0.65		0.65		1.97	97

$9.89	2.48%	$8,202	0.60%		0.61%		0.40%		0.41%		3.00%	69%
9.89	0.36	3,132	0.60	*	3.16	*	0.39	*	2.95	*	0.67 *	42

9.89	2.34	43	0.70		0.71		0.50		0.51		2.98	69
9.89	0.35	10	0.70	*	3.26	*	0.49	*	3.05	*	0.59 *	42

9.89	1.86	253	1.00		1.01		0.80		0.81		1.71	69
9.89	0.29	10	1.00	*	3.56	*	0.79	*	3.35	*	0.29 *	42

$8.21	3.19%	$908,338	1.01%		1.01%		0.74%		0.74%		2.17%	186%
8.05	4.35	838,998	0.94		0.94		0.74		0.74		1.64	100
8.34	29.93	1,613,938	0.80		0.80		0.74		0.74		0.85	202
8.68	(7.40)	2,714,060	0.78		0.78		0.74		0.74		0.76	81
10.40	23.03	715,661	0.80		0.80		0.74		0.74		1.29	71

8.06	3.00	71,534	1.11		1.11		0.84		0.84		2.02	186
7.91	4.35	80,346	1.04		1.04		0.84		0.84		1.45	100
8.20	29.71	122,308	0.90		0.90		0.84		0.84		(0.53)	202
8.58	(7.47)	77,956	0.88		0.88		0.84		0.84		1.53	81
10.28	22.94	183,403	0.90		0.90		0.84		0.84		0.32	71

7.49	2.81	159,711	1.41		1.41		1.14		1.14		1.75	186
7.35	3.90	184,754	1.34		1.34		1.14		1.14		1.13	100
7.68	29.37	264,640	1.20		1.20		1.14		1.14		(0.70)	202
8.18	(7.69)	182,144	1.18		1.18		1.14		1.14		1.26	81
9.84	22.67	485,211	1.20		1.20		1.14		1.14		(0.10)	71

7.45	2.83	214,004	1.41		1.41		1.14		1.14		1.74	186
7.31	3.93	249,860	1.34		1.34		1.14		1.14		1.11	100
7.64	29.19	316,532	1.20		1.20		1.14		1.14		(0.43)	202
8.16	(7.64)	273,498	1.18		1.18		1.14		1.14		1.02	81
9.82	22.69	445,903	1.20		1.20		1.14		1.14		0.06	71

6.52	2.02	86,337	2.16		2.16		1.89		1.89		1.07	186
6.41	3.01	148,934	2.09		2.09		1.89		1.89		0.32	100
6.80	28.56	185,060	1.95		1.95		1.89		1.89		(1.26)	202
7.50	(8.46)	141,413	1.93		1.93		1.89		1.89		0.22	81
9.12	21.85	193,746	1.95		1.95		1.89		1.89		(0.73)	71

ANNUAL REPORT	MARCH 31, 2017	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)
Institutional Class
03/31/2017	$5.37	$0.07	$0.84	$0.91	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	0.00	(0.12)
03/31/2015	11.19	0.01	(3.55)	(3.54)	(0.42)	(0.01)	0.00	(0.43)
03/31/2014	11.07	(0.03)	0.20	0.17	(0.04)	(0.01)	0.00	(0.05)
03/31/2013	11.14	0.04	(0.04)	0.00	(0.06)	(0.01)	0.00	(0.07)
Class P
03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)
03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	0.00	(0.10)
03/31/2015	11.14	(0.00)^	(3.53)	(3.53)	(0.42)	(0.01)	0.00	(0.43)
03/31/2014	11.03	0.07	0.08	0.15	(0.03)	(0.01)	0.00	(0.04)
03/31/2013	11.11	0.04	(0.05)	(0.01)	(0.06)	(0.01)	0.00	(0.07)
Administrative Class
03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	0.00	(0.02)
03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	0.00	(0.11)
07/31/2014 - 03/31/2015	11.05	(0.03)	(3.49)	(3.52)	(0.31)	(0.01)	0.00	(0.32)
Class D
03/31/2017	5.31	0.04	0.85	0.89	(0.02)	0.00	0.00	(0.02)
03/31/2016	7.16	0.03	(1.78)	(1.75)	(0.10)	0.00	0.00	(0.10)
03/31/2015	11.11	(0.04)	(3.51)	(3.55)	(0.39)	(0.01)	0.00	(0.40)
03/31/2014	11.02	0.17	(0.06)	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.08	(0.01)	(0.04)	(0.05)	(0.00)^	(0.01)	0.00	(0.01)
Class A
03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	0.00	(0.01)
03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	0.00	(0.09)
03/31/2015	11.09	(0.04)	(3.52)	(3.56)	(0.38)	(0.01)	0.00	(0.39)
03/31/2014	11.00	(0.30)	0.41	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.07	(0.01)	(0.04)	(0.05)	(0.01)	(0.01)	0.00	(0.02)
Class C
03/31/2017	5.17	(0.00)^	0.81	0.81	(0.00)^	0.00	0.00	(0.00)^
03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	0.00	(0.06)
03/31/2015	10.86	(0.11)	(3.44)	(3.55)	(0.33)	(0.01)	0.00	(0.34)
03/31/2014	10.84	(0.03)	0.06	0.03	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	10.98	(0.09)	(0.04)	(0.13)	(0.00)^	(0.01)	0.00	(0.01)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class
03/31/2017	$8.22	$0.25	$0.36	$0.61	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	8.79	0.18	(0.51)	(0.33)	(0.24)	0.00	0.00	(0.24)
03/31/2015	9.62	0.14	(0.21)	(0.07)	(0.76)	0.00	0.00	(0.76)
03/31/2014	10.27	0.01	(0.61)	(0.60)	(0.04)	(0.01)	0.00	(0.05)
03/31/2013	9.85	0.03	0.61	0.64	(0.15)	(0.07)	0.00	(0.22)
Class P
03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	0.00	(0.10)
03/31/2016	8.79	0.19	(0.52)	(0.33)	(0.24)	0.00	0.00	(0.24)
03/31/2015	9.63	0.15	(0.24)	(0.09)	(0.75)	0.00	0.00	(0.75)
03/31/2014	10.28	0.01	(0.63)	(0.62)	(0.02)	(0.01)	0.00	(0.03)
03/31/2013	9.85	(0.01)	0.65	0.64	(0.14)	(0.07)	0.00	(0.21)
Class A
03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	0.00	(0.07)
03/31/2016	8.73	0.16	(0.52)	(0.36)	(0.21)	0.00	0.00	(0.21)
03/31/2015	9.58	0.09	(0.22)	(0.13)	(0.72)	0.00	0.00	(0.72)
03/31/2014	10.24	(0.02)	(0.63)	(0.65)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.83	(0.02)	0.61	0.59	(0.11)	(0.07)	0.00	(0.18)

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expense		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.25	17.05%	$2,072,343	0.75%		0.92%		0.74%		0.91%		1.20%	211%
5.37	(24.24)	2,066,517	0.77		0.95		0.74		0.92		1.03	229
7.22	(32.30)	2,634,842	0.74		0.90		0.74		0.90		0.06	118
11.19	1.59	4,117,810	0.74		0.87		0.74		0.87		(0.24)	102
11.07	0.03	3,317,933	0.74		0.88		0.74		0.88		0.35	107

6.23	16.99	152,612	0.85		1.02		0.84		1.01		1.12	211
5.35	(24.31)	172,294	0.87		1.05		0.84		1.02		1.04	229
7.18	(32.41)	1,135,868	0.84		1.00		0.84		1.00		(0.04)	118
11.14	1.45	2,242,249	0.84		0.97		0.84		0.97		0.70	102
11.03	(0.03)	1,033,837	0.84		0.98		0.84		0.98		0.39	107

6.24	16.79	7,293	1.00		1.17		0.99		1.16		1.01	211
5.36	(24.41)	5,778	1.02		1.20		0.99		1.17		0.78	229
7.21	(32.24)	5,199	0.99	*	1.15	*	0.99	*	1.15	*	(0.53)*	118

6.18	16.70	224,539	1.23	(e)	1.40	(e)	1.22	(e)	1.39	(e)	0.69	211
5.31	(24.74)	138,598	1.27		1.45		1.24		1.42		0.53	229
7.16	(32.62)	226,952	1.24		1.40		1.24	*	1.40	*	(0.46)	118
11.11	1.07	143,097	1.24		1.37		1.24		1.37		1.59	102
11.02	(0.39)	41,048	1.24		1.38		1.24		1.38		(0.10)	107

6.17	16.41	46,231	1.23	(e)	1.40	(e)	1.22	(e)	1.39	(e)	0.73	211
5.31	(24.53)	36,444	1.27		1.45		1.24		1.42		0.57	229
7.14	(32.73)	56,741	1.24		1.40		1.24		1.40		(0.42)	118
11.09	1.03	127,945	1.24		1.37		1.24		1.37		(2.83)	102
11.00	(0.39)	76,254	1.24		1.38		1.24		1.38		(0.12)	107

5.98	15.67	9,766	1.98	(e)	2.15	(e)	1.97	(e)	2.14	(e)	(0.02)	211
5.17	(25.11)	9,166	2.02		2.20		1.99		2.17		(0.21)	229
6.97	(33.21)	14,124	1.99		2.15		1.99		2.15		(1.20)	118
10.86	0.31	19,754	1.99		2.12		1.99		2.12		(0.28)	102
10.84	(1.17)	8,214	1.99		2.13		1.99		2.13		(0.83)	107

$8.72	7.41%	$1,044,779	0.74%		0.97%		0.60%		0.83%		2.86%	184%
8.22	(3.67)	953,864	0.82	(d)	1.11	(d)	0.66	(d)	0.95	(d)	2.18	290
8.79	(0.67)	632,959	0.84		1.17		0.77		1.10		1.49	383
9.62	(5.89)	708,819	0.75		1.03		0.75		1.03		0.12	80
10.27	6.57	206,779	0.67		1.00		0.67		1.00		0.26	292

8.73	7.47	7,044	0.84		1.07		0.70		0.93		2.63	184
8.22	(3.77)	990	0.92	(d)	1.21	(d)	0.76	(d)	1.05	(d)	2.25	290
8.79	(0.88)	1,493	0.94		1.27		0.87		1.20		1.52	383
9.63	(6.02)	3,547	0.85		1.13		0.85		1.13		0.10	80
10.28	6.55	5,012	0.77		1.10		0.77		1.10		(0.13)	292

8.66	7.02	9,259	1.19		1.42		1.05		1.28		2.44	184
8.16	(4.07)	9,403	1.27	(d)	1.56	(d)	1.11	(d)	1.40	(d)	1.91	290
8.73	(1.23)	12,005	1.29		1.62		1.22		1.55		0.99	383
9.58	(6.33)	12,677	1.20		1.48		1.20		1.48		(0.21)	80
10.24	6.06	16,391	1.12		1.45		1.12		1.45		(0.19)	292

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class C
03/31/2017	$8.02	$0.14	$0.36	$0.50	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	8.60	0.09	(0.50)	(0.41)	(0.17)	0.00	0.00	(0.17)
03/31/2015	9.47	0.03	(0.22)	(0.19)	(0.68)	0.00	0.00	(0.68)
03/31/2014	10.19	(0.09)	(0.62)	(0.71)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.80	(0.09)	0.61	0.52	(0.06)	(0.07)	0.00	(0.13)

*	Annualized
^	Reflects an amount rounding to less than one cent.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2015, the Fund’s investment advisory fee was decreased by 0.21% to an annual rate of 0.44%.
(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expense		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.47	6.20%	$2,011	1.94%		2.17%		1.80%		2.03%		1.63%	184%
8.02	(4.78)	1,618	2.02	(d)	2.31	(d)	1.86	(d)	2.15	(d)	1.16	290
8.60	(1.97)	2,401	2.04		2.37		1.97		2.30		0.31	383
9.47	(6.98)	3,140	1.95		2.23		1.95		2.23		(0.97)	80
10.19	5.30	4,177	1.87		2.20		1.87		2.20		(0.90)	292

ANNUAL REPORT	MARCH 31, 2017	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Real Return Asset Fund	PIMCO Real Return Limited Duration Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:
Investments, at value
Investments in securities*	$422,804	$9,159	$1,863,804
Investments in Affiliates	190	103	26,633
Financial Derivative Instruments
Exchange-traded or centrally cleared	149	1	925
Over the counter	3,153	11	14,473
Cash	0	100	0
Deposits with counterparty	1,981	51	5,785
Foreign currency, at value	475	7	4,052
Receivable for investments sold	90	0	401
Receivable for investments sold on a delayed-delivery basis	435	0	303
Receivable for TBA investments sold	19,410	0	63,705
Receivable for Fund shares sold	1,420	0	1,076
Interest and/or dividends receivable	1,614	12	2,643
Dividends receivable from Affiliates	4	0	914
Total Assets	451,725	9,444	1,984,714

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$137,612	$908	$230,808
Payable for sale-buyback transactions	0	0	174,268
Payable for short sales	3,147	0	3,147
Financial Derivative Instruments
Exchange-traded or centrally cleared	435	5	1,595
Over the counter	4,565	28	22,353
Payable for investments purchased	492	0	3,004
Payable for investments in Affiliates purchased	4	0	21
Payable for TBA investments purchased	26,371	0	93,650
Deposits from counterparty	2,031	0	6,063
Payable for Fund shares redeemed	4,266	1	8,037
Distributions payable	3	0	0
Overdraft due to custodian	90	0	691
Accrued investment advisory fees	72	2	610
Accrued supervisory and administrative fees	62	2	380
Accrued distribution fees	0	0	95
Accrued servicing fees	0	0	68
Total Liabilities	179,150	946	544,790

Net Assets	$272,575	$8,498	$1,439,924

Net Assets Consist of:
Paid in capital	$368,103	$8,516	$1,523,540
Undistributed (overdistributed) net investment income	(85)	(5)	6,329
Accumulated undistributed net realized gain (loss)	(91,876)	(38)	(97,877)
Net unrealized appreciation (depreciation)	(3,567)	25	7,932

Net Assets	$272,575	$8,498	$1,439,924

Cost of investments in securities	$426,196	$9,138	$1,854,400
Cost of investments in Affiliates	$190	$103	$26,633
Cost of foreign currency held	$470	$7	$4,021
Proceeds received on short sales	$3,155	$0	$3,155
Cost or premiums of financial derivative instruments, net	$(844)	$(4)	$(695)

* Includes repurchase agreements of:	$5,241	$0	$632

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PIMCO Real Return Asset Fund	PIMCO Real Return Limited Duration Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:
Institutional Class	$259,642	$8,202	$908,338
Class P	12,933	43	71,534
Class D	N/A	253	159,711
Class A	N/A	N/A	214,004
Class C	N/A	N/A	86,337

Shares Issued and Outstanding:
Institutional Class	31,195	829	110,671
Class P	1,554	4	8,871
Class D	N/A	26	21,326
Class A	N/A	N/A	28,733
Class C	N/A	N/A	13,243

Net Asset Value Per Share Outstanding:
Institutional Class	$8.32	$9.89	$8.21
Class P	8.32	9.89	8.06
Class D	N/A	9.89	7.49
Class A	N/A	N/A	7.45
Class C	N/A	N/A	6.52

ANNUAL REPORT	MARCH 31, 2017	23

Consolidated Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$1,925,756	$1,237,458
Investments in Affiliates	663,865	113,986
Financial Derivative Instruments
Exchange-traded or centrally cleared	12,124	10,520
Over the counter	66,256	19,344
Cash	2,169	0
Deposits with counterparty	5,117	6,597
Foreign currency, at value	3,868	4,614
Receivable for investments sold	3,452	22,945
Receivable for investments sold on a delayed-delivery basis	525	94
Receivable for TBA investments sold	112,131	72,770
Receivable for Fund shares sold	1,512	15,980
Interest and/or dividends receivable	3,594	2,845
Dividends receivable from Affiliates	701	604
Reimbursement receivable from PIMCO	401	142
Other assets	10	0
Total Assets	2,801,481	1,507,899

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$199,854
Payable for sale-buyback transactions	0	39,479
Payable for short sales	5,245	4,196
Financial Derivative Instruments
Exchange-traded or centrally cleared	13,960	10,892
Over the counter	32,681	14,917
Payable for investments purchased	9,500	70,387
Payable for investments in Affiliates purchased	595	256
Payable for investments purchased on a delayed-delivery basis	6,200	0
Payable for TBA investments purchased	175,469	93,251
Deposits from counterparty	41,516	10,385
Payable for Fund shares redeemed	1,317	400
Overdraft due to custodian	0	63
Accrued investment advisory fees	1,394	438
Accrued supervisory and administrative fees	747	284
Accrued distribution fees	59	1
Accrued servicing fees	13	3
Other liabilities	1	0
Total Liabilities	288,697	444,806

Net Assets	$2,512,784	$1,063,093

Net Assets Consist of:
Paid in capital	$2,225,961	$1,072,212
Undistributed net investment income	316,832	31,394
Accumulated undistributed net realized gain (loss)	(99,221)	(41,682)
Net unrealized appreciation	69,212	1,169

Net Assets	$2,512,784	$1,063,093

Cost of investments in securities	$1,920,505	$1,230,541
Cost of investments in Affiliates	$663,846	$128,065
Cost of foreign currency held	$3,868	$4,647
Proceeds received on short sales	$5,259	$4,207
Cost or premiums of financial derivative instruments, net	$725	$(6)

* Includes repurchase agreements of:	$555,086	$130,943

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Net Assets:
Institutional Class	$2,072,343	$1,044,779
Class P	152,612	7,044
Administrative Class	7,293	N/A
Class D	224,539	N/A
Class A	46,231	9,259
Class C	9,766	2,011

Shares Issued and Outstanding:
Institutional Class	331,667	119,808
Class P	24,510	807
Administrative Class	1,169	N/A
Class D	36,353	N/A
Class A	7,490	1,069
Class C	1,634	237

Net Asset Value Per Share Outstanding:
Institutional Class	$6.25	$8.72
Class P	6.23	8.73
Administrative Class	6.24	N/A
Class D	6.18	N/A
Class A	6.17	8.66
Class C	5.98	8.47

ANNUAL REPORT	MARCH 31, 2017	25

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Real Return Asset Fund	PIMCO Real Return Limited Duration Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:
Interest	$33,998	$137	$40,985
Dividends	0	0	5,017
Dividends from Investments in Affiliates	136	2	229
Total Income	34,134	139	46,231

Expenses:
Investment advisory fees	1,837	8	7,131
Supervisory and administrative fees	1,548	8	4,526
Distribution and/or servicing fees - Class D	14 ^	0	462
Distribution fees - Class C	0	0	840
Servicing fees - Class A	0	0	604
Servicing fees - Class C	0	0	280
Trustee fees	7	0	10
Interest expense	2,522	8	3,946
Total Expenses	5,928	24	17,799

Net Investment Income	28,206	115	28,432

Net Realized Gain (Loss):
Investments in securities	64,424	(2)	(3,874)
Investments in Affiliates	14	0	30
Exchange-traded or centrally cleared financial derivative instruments	(28,591)	(17)	(9,653)
Over the counter financial derivative instruments	(5,466)	19	65,994
Foreign currency	523	(3)	(1,289)

Net Realized Gain (Loss)	30,904	(3)	51,208

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(31,285)	(19)	(12,345)
Investments in Affiliates	(7)	0	(24)
Exchange-traded or centrally cleared financial derivative instruments	15,781	25	16,935
Over the counter financial derivative instruments	8,140	(13)	(46,081)
Foreign currency assets and liabilities	(778)	0	572

Net Change in Unrealized (Depreciation)	(8,149)	(7)	(40,943)

Net Increase in Net Assets Resulting from Operations	$50,961	$105	$38,697

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class D Shares liquidated at the close of business on January 13, 2017.

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$42,804	$31,382
Dividends	0	1,958
Dividends from Investments in Affiliates	5,759	3,344
Total Income	48,563	36,684

Expenses:
Investment advisory fees	15,292	5,454
Supervisory and administrative fees	8,133	2,983
Distribution and/or servicing fees - Administrative Class	20	0
Distribution and/or servicing fees - Class D	411	16 ^
Distribution fees - Class C	76	15
Servicing fees - Class A	104	23
Servicing fees - Class C	25	5
Trustee fees	18	7
Interest expense	331	1,457
Total Expenses	24,410	9,960
Waiver and/or Reimbursement by PIMCO	(4,342)	(2,300)
Net Expenses	20,068	7,660

Net Investment Income	28,495	29,024

Net Realized Gain (Loss):
Investments in securities	25,845	14,126
Investments in Affiliates	286	1
Exchange-traded or centrally cleared financial derivative instruments	(13,463)	(8,913)
Over the counter financial derivative instruments	321,538	27,708
Foreign currency	(2,410)	(107)

Net Realized Gain	331,796	32,815

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,140)	(9,798)
Investments in Affiliates	(105)	3,993
Exchange-traded or centrally cleared financial derivative instruments	67,288	19,624
Over the counter financial derivative instruments	(11,648)	(4,261)
Foreign currency assets and liabilities	144	(15)

Net Change in Unrealized Appreciation	50,539	9,543

Net Increase in Net Assets Resulting from Operations	$410,830	$71,382

* Foreign tax withholdings	$1	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class D Shares liquidated at the close of business on January 13, 2017.

ANNUAL REPORT	MARCH 31, 2017	27

Statements of Changes in Net Assets

	PIMCO Real Return Asset Fund		PIMCO Real Return Limited Duration Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	March 31, 2017	Inception date through March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$28,206	$71,625	$115	$15	$28,432	$27,062
Net realized gain (loss)	30,904	(133,618)	(3)	(35)	51,208	(37,771)
Net change in unrealized appreciation (depreciation)	(8,149)	(58,069)	(7)	32	(40,943)	3,403

Net Increase (Decrease) in Net Assets Resulting from Operations	50,961	(120,062)	105	12	38,697	(7,306)

Distributions to Shareholders:
From net investment income
Institutional Class	(8,833)	(44,035)	(95)	(42)	(10,052)	(88,774)
Class P	(187)	(80)	0	(0)	(871)	(6,384)
Class D	(79)^	(27)	(1)	(0)	(1,622)	(15,003)
Class A	0	0	0	0	(2,118)	(20,077)
Class C	0	0	0	0	(340)	(12,978)
Tax basis return of capital
Institutional Class	0	(7,923)	0	(3)	0	(6,347)
Class P	0	(16)	0	(0)	0	(456)
Class D	0 ^	(6)	0	(0)	0	(1,026)
Class A	0	0	0	0	0	(1,361)
Class C	0	0	0	0	0	(811)

Total Distributions(a)	(9,099)	(52,087)	(96)	(45)	(15,003)	(153,217)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,331,484)	(1,498,159)	5,337	3,185	(86,662)	(839,063)

Total Increase (Decrease) in Net Assets	(1,289,622)	(1,670,308)	5,346	3,152	(62,968)	(999,586)

Net Assets:
Beginning of year	1,562,197	3,232,505	3,152	0	1,502,892	2,502,478
End of year*	$272,575	$1,562,197	$8,498	$3,152	$1,439,924	$1,502,892

* Including undistributed (overdistributed) net investment income of:	$(85)	$(7,065)	$(5)	$(27)	$6,329	$(52,749)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class D Shares liquidated at the close of business on January 13, 2017.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO CommoditiesPLUS® Strategy Fund		PIMCO Inflation Response Multi-Asset Fund

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$28,495	$28,782	$29,024	$15,809
Net realized gain (loss)	331,796	(665,969)	32,815	(33,022)
Net change in unrealized appreciation (depreciation)	50,539	(10,294)	9,543	11,966

Net Increase (Decrease) in Net Assets Resulting from Operations	410,830	(647,481)	71,382	(5,247)

Distributions to Shareholders:
From net investment income
Institutional Class	(11,628)	(32,649)	(12,833)	(21,273)
Class P	(737)	(13,483)	(80)	(34)
Administrative Class	(27)	(80)	0	0
Class D	(535)	(2,934)	0 ^	(275)
Class A	(79)	(740)	(77)	(269)
Class C	0	(120)	(11)	(41)
Class R^^^	0	(22)	0	(11)

Total Distributions(a)	(13,006)	(50,028)	(13,001)	(21,903)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(313,837)	(948,942)	30,910	336,589

Total Increase (Decrease) in Net Assets	83,987	(1,646,451)	89,291	309,439

Net Assets:
Beginning of year	2,428,797	4,075,248	973,802	664,363
End of year*	$2,512,784	$2,428,797	$1,063,093	$973,802

* Including undistributed (overdistributed) net investment income of:	$316,832	$(35,181)	$31,394	$(23,346)

**	See Note 12 in the Notes to Financial Statements.
^	Class D Shares liquidated at the close of business on January 13, 2017.
^^^	Class R Shares liquidated at the close of business on January 22, 2016.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Cash Flows

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Real Return Asset Fund	PIMCO Real Return Limited Duration Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase in net assets resulting from operations	$50,961	$105	$38,697

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,759,673)	(7,856)	(3,783,847)
Proceeds from sales of long-term securities	3,873,536	3,202	4,272,405
Proceeds from sales of short-term portfolio investments, net	80,104	322	82,706
(Increase) decrease in deposits with counterparty	1,014	1	(2,176)
(Increase) decrease in receivable for investments sold	211,890	0	48,991
(Increase) decrease in interest and/or dividends receivable	11,348	(4)	1,679
(Increase) decrease in dividends receivable from Affiliates	8	0	(807)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(14,224)	10	7,200
Proceeds from (Payments on) over the counter financial derivative instruments	(5,683)	23	65,037
Increase (decrease) in payable for investments purchased	(85,486)	(158)	17,953
(Decrease) in deposits from counterparty	(5,045)	0	(92,973)
Increase (decrease) in accrued investment advisory fees	(343)	1	7
Increase (decrease) in accrued supervisory and administrative fees	(285)	1	(6)
(Decrease) in accrued distribution fees	0	0	(35)
(Decrease) in accrued servicing fees	0	0	(14)
Proceeds from short sales transactions, net	3,155	0	3,155
Payments on foreign currency transactions	(255)	(3)	(1,315)
(Decrease) in other liabilities	(3)	0	(3)
Net Realized (Gain) Loss
Investments in securities	(64,424)	2	3,874
Investments in Affiliates	(14)	0	(30)
Exchange-traded or centrally cleared financial derivative instruments	28,591	17	9,653
Over the counter financial derivative instruments	5,466	(19)	(65,994)
Foreign currency	(523)	3	1,289
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	31,285	19	12,345
Investments in Affiliates	7	0	24
Exchange-traded or centrally cleared financial derivative instruments	(15,781)	(25)	(16,935)
Over the counter financial derivative instruments	(8,140)	13	46,081
Foreign currency assets and liabilities	778	0	(572)
Net amortization (accretion) on investments	3,590	(5)	6,932

Net Cash Provided by (Used for) Operating Activities	2,341,854	(4,351)	653,321

Cash Flows Provided by (Used for) Financing Activities:
Proceeds from shares sold	123,806	5,257	511,199
Payments on shares redeemed	(1,524,300)	(15)	(619,756)
Increase in overdraft due to custodian	90	0	691
Cash dividend paid*	(11)	0	(595)
Proceeds from reverse repurchase agreements	4,522,999	28,074	5,808,433
Payments on reverse repurchase agreements	(5,428,896)	(27,987)	(6,528,776)
Proceeds from sale-buyback transactions	1,220,078	3,254	1,828,936
Payments on sale-buyback transactions	(1,260,458)	(4,285)	(1,654,668)

Net Cash Provided by (Used for) Financing Activities	(2,346,692)	4,298	(654,536)

Net (Decrease) in Cash and Foreign Currency	(4,838)	(53)	(1,215)

Cash and Foreign Currency:
Beginning of year	5,313	160	5,267
End of year	$475	$107	$4,052

* Reinvestment of distributions	$9,085	$96	$14,408

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$468	$2	$942

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2017
(Amounts in thousands)	PIMCO Inflation Response Multi-Asset Fund

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$71,382

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,063,117)
Proceeds from sales of long-term securities	2,097,697
Purchases of sales of short-term portfolio investments, net	(78,403)
(Increase) in deposits with counterparty	(1,685)
(Increase) in receivable for investments sold	(63,282)
Decrease in interest and/or dividends receivable	1,642
(Increase) in dividends receivable from Affiliates	(365)
Proceeds from exchange-traded or centrally cleared financial derivative instruments	11,535
Proceeds from over the counter financial derivative instruments	27,741
(Increase) in reimbursement receivable from PIMCO	(37)
Increase in payable for investments purchased	71,815
(Decrease) in deposits from counterparty	(5,242)
Increase in accrued investment advisory fees	47
Increase in accrued supervisory and administrative fees	48
(Decrease) in accrued distribution fees	(1)
Increase in accrued servicing fees	1
Proceeds from short sales transactions, net	4,207
Payments on foreign currency transactions	(122)
(Decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	(14,126)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	8,913
Over the counter financial derivative instruments	(27,708)
Foreign currency	107
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	9,798
Investments in Affiliates	(3,993)
Exchange-traded or centrally cleared financial derivative instruments	(19,624)
Over the counter financial derivative instruments	4,261
Foreign currency assets and liabilities	15
Net amortization (accretion) on investments	(2,117)

Net Cash Provided by Operating Activities	29,385

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	166,053
Payments on shares redeemed	(163,072)
Increase in overdraft due to custodian	63
Cash dividend paid*	(4)
Proceeds from reverse repurchase agreements	2,636,832
Payments on reverse repurchase agreements	(2,707,053)
Proceeds from sale-buyback transactions	911,305
Payments on sale-buyback transactions	(872,521)

Net Cash (Used for) Financing Activities	(28,397)

Net Increase in Cash and Foreign Currency	988

Cash and Foreign Currency:
Beginning of year	3,626
End of year	$4,614

* Reinvestment of distributions	$12,997

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,074

ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Real Return Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 155.1%

CORPORATE BONDS & NOTES 3.9%

BANKING & FINANCE 2.6%
AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$106
Ally Financial, Inc.
3.250% due 02/13/2018		1,350	1,362
BRFkredit A/S
2.000% due 10/01/2017	DKK	1,000	145
2.500% due 10/01/2047		289	42
4.000% due 01/01/2018		1,400	208
CIT Group, Inc.
4.250% due 08/15/2017		$100	101
Deutsche Bank AG
2.475% due 01/18/2019		100	101
4.250% due 10/14/2021		600	616
International Lease Finance Corp.
6.250% due 05/15/2019		100	108
8.250% due 12/15/2020		100	118
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	3,100	450
2.000% due 01/01/2018		600	88
2.500% due 10/01/2047		478	70
Novo Banco S.A.
5.000% due 05/14/2019	EUR	500	492
Nykredit Realkredit A/S
2.500% due 10/01/2047	DKK	1,707	249
4.000% due 01/01/2018		7,800	1,156
Realkredit Danmark A/S
2.000% due 04/01/2017		6,900	990
2.500% due 10/01/2047		1,723	252
Vornado Realty LP
2.500% due 06/30/2019		$500	503

			7,157

INDUSTRIALS 0.6%
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		1,500	1,511

UTILITIES 0.7%
AT&T, Inc.
1.617% due 01/15/2020		700	705
Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	129
8.375% due 05/23/2021		$900	1,020
8.750% due 05/23/2026		100	116

			1,970

Total Corporate Bonds & Notes (Cost $10,714)			10,638

U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae, TBA
3.000% due 05/01/2047		4,000	3,960
3.500% due 05/01/2032 - 05/01/2047		6,000	6,181
Freddie Mac
1.262% due 09/25/2031		42	41
1.342% due 10/25/2029		290	288
10.175% due 05/15/2035		33	39
Small Business Administration
5.902% due 02/10/2018		62	64

Total U.S. Government Agencies (Cost $10,540)			10,573

U.S. TREASURY OBLIGATIONS 120.8%
U.S. Treasury Bonds
2.875% due 11/15/2046 (e)		1,360	1,319
3.000% due 02/15/2047		330	329
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2021 (g)(i)		1,660	1,678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2023 (i)		$210	$210
0.125% due 07/15/2024		3,784	3,752
0.125% due 07/15/2026 (i)		1,945	1,899
0.250% due 01/15/2025		5,537	5,494
0.375% due 07/15/2025		3,175	3,185
0.375% due 01/15/2027		5,228	5,210
0.625% due 01/15/2026		8,688	8,853
0.625% due 02/15/2043		5,472	5,099
0.750% due 02/15/2042 (e)		28,848	27,795
0.750% due 02/15/2045		12,067	11,510
0.875% due 02/15/2047		10,363	10,218
1.000% due 02/15/2046		16,605	16,880
1.250% due 07/15/2020 (g)(i)		1,002	1,061
1.375% due 02/15/2044 (i)		15,902	17,566
1.750% due 01/15/2028		10,225	11,576
1.875% due 07/15/2019 (g)(i)		1,251	1,330
2.000% due 01/15/2026		4,711	5,350
2.125% due 02/15/2040 (e)		30,698	38,795
2.125% due 02/15/2041 (e)(i)		43,241	54,922
2.375% due 01/15/2025		4,205	4,854
2.500% due 01/15/2029 (e)		26,334	32,239
3.625% due 04/15/2028 (e)		29,521	39,289
3.875% due 04/15/2029 (e)		10,386	14,383
U.S. Treasury Notes
1.875% due 02/28/2022 (e)		4,400	4,390
2.125% due 12/31/2021 (i)		200	202

Total U.S. Treasury Obligations (Cost $332,251)			329,388

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%
Adjustable Rate Mortgage Trust
3.104% due 01/25/2036 ^		182	168
Banc of America Funding Trust
3.673% due 03/20/2036		239	222
Bear Stearns Adjustable Rate Mortgage Trust
3.238% due 07/25/2036 ^		65	61
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		47	46
3.040% due 05/25/2035		50	50
3.327% due 12/25/2035 ^		354	249
Countrywide Alternative Loan Trust
1.638% due 12/25/2035		288	261
3.530% due 02/25/2037 ^		256	233
GMAC Mortgage Corp. Loan Trust
3.431% due 11/19/2035		284	260
Marche Mutui SRL
0.062% due 02/25/2055	EUR	25	26
1.922% due 01/27/2064		690	738
Merrill Lynch Mortgage Investors Trust
1.642% due 09/25/2029		$267	265
Residential Accredit Loans, Inc. Trust
1.162% due 06/25/2046		211	92
Residential Asset Securitization Trust
1.432% due 12/25/2036 ^		419	120
5.000% due 08/25/2019		37	37
6.250% due 10/25/2036 ^		282	252
Structured Adjustable Rate Mortgage Loan Trust
3.129% due 07/25/2035 ^		164	142
Thornburg Mortgage Securities Trust
1.722% due 09/25/2044		243	225
Wachovia Mortgage Loan Trust LLC
3.176% due 10/20/2035		205	182
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 12/25/2045		123	117
2.785% due 09/25/2033		92	93
Wells Fargo Mortgage-Backed Securities Trust
3.164% due 07/25/2034		135	137

Total Non-Agency Mortgage-Backed Securities (Cost $4,074)			3,976

ASSET-BACKED SECURITIES 1.3%
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036		54	32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.312% due 10/25/2036		$300	$250
Credit-Based Asset Servicing and Securitization LLC
1.042% due 11/25/2036		26	15
MASTR Specialized Loan Trust
2.182% due 07/25/2035		1,417	1,250
Morgan Stanley Mortgage Loan Trust
2.611% due 11/25/2036 ^		859	415
Navient Student Loan Trust
2.132% due 03/25/2066		586	592
OFSI Fund Ltd.
2.020% due 04/17/2025		100	100
Renaissance Home Equity Loan Trust
2.082% due 09/25/2037		500	289
Soundview Home Loan Trust
1.042% due 11/25/2036		355	149
VOLT LLC
3.500% due 06/26/2045		364	366
3.500% due 03/25/2047		100	100

Total Asset-Backed Securities (Cost $3,999)			3,558

SOVEREIGN ISSUES 13.5%
Argentine Government International Bond
6.875% due 01/26/2027		800	811
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,700	1,896
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (b)	BRL	32,200	9,795
0.000% due 01/01/2018 (b)		19,100	5,691
France Government International Bond
0.100% due 03/01/2021 (c)	EUR	601	676
2.250% due 07/25/2020 (c)		196	235
Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	6,848	414
4.750% due 06/14/2018		17,587	921
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	522	367
2.500% due 09/20/2035 (c)		1,323	954
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	100,000	864
4.750% due 04/17/2019	EUR	1,039	1,053
United Kingdom Gilt
0.125% due 03/22/2026 (c)	GBP	5,790	8,810
0.125% due 03/22/2046 (c)		744	1,553
0.125% due 11/22/2065 (c)		938	2,821

Total Sovereign Issues (Cost $37,464)			36,861

SHORT-TERM INSTRUMENTS 10.2%

REPURCHASE AGREEMENTS (d) 1.9%
			5,241

ARGENTINA TREASURY BILLS 0.4%
2.964% due 05/26/2017 - 12/15/2017 (a)(b)		$1,100	1,083

JAPAN TREASURY BILLS 7.6%
(0.336)% due 04/10/2017 - 05/08/2017 (a)(b)	JPY	2,310,000	20,751

MEXICO TREASURY BILLS 0.3%
6.744% due 05/25/2017 - 01/04/2018 (a)(b)	MXN	14,157	735

Total Short-Term Instruments (Cost $27,154)			27,810

Total Investments in Securities (Cost $426,196)			422,804

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	19,247	$190

	Total Short-Term Instruments (Cost $190)	190

	Total Investments in Affiliates (Cost $190)	190

	Total Investments 155.2% (Cost $426,386)	$422,994

	Financial Derivative Instruments (f)(h) (0.6)% (Cost or Premiums, net $(844))	(1,698)

	Other Assets and Liabilities, net (54.6)%	(148,721)

	Net Assets 100.0%	$272,575

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$5,241	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(5,351)	$5,241	$5,241

Total Repurchase Agreements						$(5,351)	$5,241	$5,241

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.760%	02/09/2017	04/10/2017	$(9,531)	$(9,541)
	0.780	02/22/2017	04/21/2017	(26,696)	(26,719)
BOS	1.050	03/14/2017	04/04/2017	(8,128)	(8,133)
BSN	0.780	02/15/2017	04/27/2017	(25,563)	(25,589)
	0.820	02/10/2017	04/19/2017	(39,175)	(39,222)
	0.820	02/28/2017	04/19/2017	(14,429)	(14,440)
	0.850	01/03/2017	04/03/2017	(1,231)	(1,233)
	0.980	03/31/2017	04/05/2017	(4,395)	(4,395)
	0.980	03/31/2017	04/27/2017	(7,048)	(7,049)
JPS	0.600	03/15/2017	04/17/2017	(1,290)	(1,291)

Total Reverse Repurchase Agreements					$(137,612)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$ 3,000	$(3,155)	$(3,147)

Total Short Sales				$(3,155)	$(3,147)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(e)	Securities with an aggregate market value of $137,909 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(36,260)	$0	$(36,260)	$36,115	$(145)
BOS	0	(8,133)	0	(8,133)	8,191	58
BSN	0	(91,928)	0	(91,928)	91,952	24
JPS	0	(1,291)	0	(1,291)	1,319	28
SSB	5,241	0	0	5,241	(5,351)	(110)

Total Borrowings and Other Financing Transactions	$5,241	$(137,612)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(137,612)	$0	$0	$(137,612)

Total Borrowings	$0	$(137,612)	$0	$0	$(137,612)

Gross amount of recognized liabilities for reverse repurchase agreements					$(137,612)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(393,573) at a weighted average interest rate of 0.623%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.500	05/26/2017	48	$1	$0
Call - CBOT U.S. Treasury 5-Year Note June Futures	123.750	05/26/2017	112	1	1
Call - CBOT U.S. Treasury 5-Year Note June Futures	124.000	05/26/2017	33	0	0
Call - CBOT U.S. Treasury 5-Year Note June Futures	125.500	05/26/2017	20	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	90.000	05/26/2017	16	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	91.000	05/26/2017	23	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	99.000	05/26/2017	6	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/26/2017	48	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.500	05/26/2017	7	0	0
Call - CBOT U.S. Treasury 10-Year Note June Futures	138.000	05/26/2017	79	1	0
Call - CBOT U.S. Treasury 10-Year Note June Futures	139.000	05/26/2017	40	0	0
Call - CBOT U.S. Treasury 10-Year Note June Futures	141.000	05/26/2017	2	0	0
Call - CBOT U.S. Treasury 30-Year Bond June Futures	222.000	05/26/2017	155	1	0
Put - CME 90-Day Eurodollar April Futures	98.500	04/13/2017	253	4	2
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	481	21	3

				$29	$6

Total Purchased Options				$29	$6

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	72	$(54)	$(15)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	22	(20)	(7)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	58	(49)	(56)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	28	(15)	(20)

				$(138)	$(98)

Total Written Options				$(138)	$(98)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Long	06/2017	14	$15	$4	$0
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	33	3	14	0
Japan Government 10-Year Bond June Futures	Short	06/2017	3	(1)	5	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	430	6	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	430	(23)	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	134	(22)	0	(10)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	434	(91)	0	(71)
U.S. Treasury 10-Year Note June Futures	Short	06/2017	48	(5)	0	(11)
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	73	(56)	0	(23)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	51	40	16	0
United Kingdom Long Gilt June Futures	Short	06/2017	74	(178)	5	(36)

Total Futures Contracts				$(312)	$44	$(151)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$6,750	$(503)	$(37)	$1	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	02/23/2018	$	35,800	$25	$6	$0	$0
Receive(4)	3-Month USD-LIBOR	0.996	04/05/2018		600	2	2	0	0
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		10,400	(97)	(3)	4	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		4,500	189	6	0	(4)
Pay(4)	3-Month USD-LIBOR	2.681	12/12/2023		5,000	52	52	6	0
Pay(4)	3-Month USD-LIBOR	2.500	12/19/2023		25,800	49	211	28	0
Receive(4)	3-Month USD-LIBOR	2.300	04/21/2026		1,350	25	31	0	(1)
Receive(4)	3-Month USD-LIBOR	2.300	04/27/2026		11,400	215	259	0	(11)
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026		4,850	190	198	0	(5)
Receive(4)	3-Month USD-LIBOR	2.000	07/27/2026		400	13	14	0	0
Receive(4)	3-Month USD-LIBOR	2.400	12/07/2026		210	3	10	0	0
Pay	3-Month USD-LIBOR	2.250	12/21/2046		900	(81)	(1)	2	0
Receive(4)	3-Month USD-LIBOR	2.953	12/12/2048		1,000	(34)	(34)	0	(2)
Receive(4)	3-Month USD-LIBOR	2.750	12/19/2048		5,700	46	(74)	0	(8)
Pay(4)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	7,450	(11)	10	0	(6)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		8,900	(282)	(144)	0	(45)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		2,680	(275)	(122)	0	(35)
Pay	28-Day MXN-TIIE	7.030	11/10/2021	MXN	2,600	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		2,200	1	1	0	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		15,200	37	39	4	0
Pay	CPTFEMU	0.580	10/15/2017	EUR	5,500	17	36	9	0
Pay	CPTFEMU	0.830	05/15/2018		12,900	(149)	(93)	0	(1)
Pay	CPTFEMU	0.625	09/15/2018		1,600	7	11	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	CPTFEMU	0.650%	10/15/2018	EUR	1,500	$7	$10	$0	$0
Pay	CPTFEMU	0.875	05/15/2021		5,900	116	77	0	(7)
Pay	CPTFEMU	1.165	12/15/2021		890	0	(1)	0	(2)
Pay	CPTFEMU	1.100	08/15/2026		2,450	(67)	46	11	0
Pay	CPURNSA	2.078	03/29/2019	$	12,500	(12)	(12)	0	(3)
Pay	CPURNSA	2.027	11/23/2020		1,300	12	12	6	0
Pay	CPURNSA	2.021	11/25/2020		1,300	12	12	6	0
Pay	CPURNSA	1.550	07/26/2021		2,000	67	0	0	(1)
Pay	CPURNSA	1.603	09/12/2021		770	23	0	0	0
Pay	CPURNSA	1.730	07/26/2026		2,000	(106)	1	1	0
Pay	CPURNSA	1.801	09/12/2026		770	(35)	0	0	0
Pay	FRCPXTOB	0.890	11/15/2018	EUR	300	1	1	0	0
Pay	UKRPI	3.275	09/15/2030	GBP	1,300	(36)	23	0	(5)
Pay	UKRPI	3.300	12/15/2030		4,670	(159)	103	0	(18)
Pay	UKRPI	3.530	10/15/2031		2,540	11	(1)	0	(12)
Pay	UKRPI	3.358	04/15/2035		4,900	(61)	192	0	(12)
Pay	UKRPI	3.585	10/15/2046		400	(33)	(4)	7	0
Pay	UKRPI	3.428	03/15/2047		400	14	14	14	0

						$(305)	$887	$98	$(178)

Total Swap Agreements						$(808)	$850	$99	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(g)	Securities with an aggregate market value of $2,157 and cash of $1,981 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$44	$99	$149	$(98)	$(151)	$(186)	$(435)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin liability of $(3) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	7,051		$1,067	$56	$0
	04/2017	EUR	7,063		7,492	0	(43)
	04/2017	MXN	23,056		1,122	0	(107)
	04/2017		$510	DKK	3,491	0	(9)
	05/2017	JPY	80,000		$710	0	(9)
	05/2017	MXN	2,247		110	0	(8)
	07/2017	DKK	3,478		510	9	0
	01/2018		10,180		1,489	7	0

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2017	BRL	18,475		$5,549	$0	$(352)
	04/2017		$5,690	BRL	18,474	224	(13)
	04/2017		6,358	EUR	5,898	1	(67)
	04/2017		616	MXN	12,188	34	0
	05/2017	EUR	5,724		$6,181	67	0
	05/2017		$1,472	CNH	10,250	14	0
	08/2017	MXN	2,489		$125	0	(6)
	10/2017	BRL	16,400		4,820	0	(216)
	01/2018		1,010		280	0	(25)
	03/2018	MXN	9,790		468	0	(30)
	03/2018		$493	MXN	9,790	4	0
CBK	04/2017	AUD	1,045		$799	1	0
	04/2017	JPY	1,000,000		8,615	0	(369)
	05/2017	CNH	21,564		3,117	0	(10)
	05/2017		$646	RUB	38,813	36	0
DUB	05/2017		891	CNH	6,211	10	0
	01/2018	BRL	10,300		$2,895	0	(218)
GLM	04/2017	EUR	513		541	0	(7)
	04/2017	JPY	97,400		857	0	(18)
	04/2017	MXN	16,061		774	0	(82)
	04/2017		$1,324	EUR	1,255	15	0
	04/2017		14,041	GBP	11,300	117	0
	05/2017	GBP	11,300		$14,051	0	(116)
	10/2017	DKK	2,122		308	1	0
	01/2018	MXN	1,371		67	0	(3)
HUS	04/2017		$842	INR	57,824	49	0
	06/2017	SGD	105		$75	0	(1)
	10/2017	DKK	1,020		156	8	0
IND	04/2017	BRL	13,000		3,722	0	(431)
	04/2017		$4,103	BRL	13,000	50	0
JPM	04/2017	BRL	28,300		$8,329	0	(711)
	04/2017	INR	14,292		218	0	(2)
	04/2017	NZD	1,970		1,400	19	0
	04/2017		$8,672	BRL	28,300	368	0
	04/2017		454	EUR	423	0	(3)
	04/2017		2,236	GBP	1,824	49	0
	04/2017		721	MXN	14,299	41	0
	05/2017	JPY	560,000		$4,971	0	(65)
	10/2017	BRL	15,800		4,647	0	(205)
	10/2017	DKK	1,040		159	9	0
	01/2018	BRL	2,090		578	0	(54)
MSB	04/2017	GBP	13,388		16,790	17	0
NGF	06/2017	MXN	740		37	0	(3)
	07/2017		740		36	0	(3)
	08/2017		1,120		55	0	(4)
	11/2017		2,940		143	0	(9)
	01/2018	BRL	5,700		1,589	0	(133)
RBC	04/2017	DKK	3,505		510	8	0
SCX	04/2017	BRL	3,975		1,273	3	0
	04/2017		$1,254	BRL	3,975	15	0
	04/2017		328	GBP	264	3	0
	05/2017		1,265	BRL	3,975	0	(4)
SOG	05/2017		725	CNH	5,056	8	0
	08/2017	MXN	2,510		$126	0	(6)
UAG	04/2017	JPY	670,000		5,768	0	(251)
	04/2017		$609	EUR	567	0	(4)

Total Forward Foreign Currency Contracts						$1,243	$(3,597)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	3,800	$381	$80
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		3,800	381	577
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		13,800	157	371
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		17,200	199	433
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		2,200	220	47
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		2,200	220	334

								$1,558	$1,842

Total Purchased Options								$1,558	$1,842

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	1,400	$(2)	$(3)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		1,400	(2)	(1)

							$(4)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$	1.268	05/18/2017	GBP	2,557	$(18)	$(24)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$ 93,600	$(834)	$0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	600	(6)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 9,000	(409)	(102)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$ 4,100	(30)	(1)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	29,800	(337)	(123)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	13,300	(245)	(71)

						$(1,863)	$(297)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$	11,100	$(160)	$(93)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017		3,300	(29)	(2)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017		3,300	(29)	(56)

								$(218)	$(151)

Total Written Options								$(2,103)	$(476)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		893		(333)		(165)		(215)		180
Notional Amount in $		$744,900		$443,570		$(528,700)		$(283,727)		$(216,643)		$159,400
Notional Amount in AUD	AUD	0	AUD	3,440	AUD	(3,440)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	37,730	EUR	105,729	EUR	(36,290)	EUR	(71,019)	EUR	(24,350)	EUR	11,800
Notional Amount in GBP	GBP	0	GBP	14,211	GBP	0	GBP	(11,654)	GBP	0	GBP	2,557
Premiums		$(6,718)		$(2,716)		$5,448		$1,012		$733		$(2,241)

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2021	2.050%	$300	$(23)	$9	$0	$(14)
	Italy Government International Bond	1.000	03/20/2019	0.682	1,000	(17)	23	6	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.800	200	(17)	11	0	(6)
	Mexico Government International Bond	1.000	06/20/2021	0.989	200	(5)	5	0	0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.800	300	(26)	17	0	(9)
	Mexico Government International Bond	1.000	06/20/2021	0.989	2,300	(59)	61	2	0
HUS	Mexico Government International Bond	1.000	06/20/2021	0.989	700	(18)	19	1	0
NGF	Russia Government International Bond	1.000	06/20/2021	1.292	500	(31)	25	0	(6)

						$(196)	$170	$9	$(35)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.010%	10/16/2017		$3,100	$0	$42	$42	$0
	Pay	CPURNSA	1.565	06/07/2018		2,100	0	14	14	0
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	700	0	3	3	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		2,400	0	(49)	0	(49)
DUB	Pay	CPURNSA	2.500	07/15/2022		$900	6	(80)	0	(74)
	Pay	CPURNSA	2.560	05/08/2023		1,700	0	(143)	0	(143)
GLM	Receive	CPURNSA	2.060	05/12/2025		22,700	0	(162)	0	(162)
MYC	Receive	CPURNSA	1.805	09/20/2026		300	0	(14)	0	(14)
RYL	Receive	FRCPXTOB	1.140	08/15/2026	EUR	450	0	(15)	0	(15)

							$6	$(404)	$59	$(457)

Total Swap Agreements							$(190)	$(234)	$68	$(492)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $2,492 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$72	$0	$62	$134	$(176)	$0	$(14)	$(190)	$(56)	$286	$230
BPS	344	0	3	347	(709)	(24)	0	(733)	(386)	296	(90)
CBK	37	0	0	37	(379)	(4)	(55)	(438)	(401)	436	35
DUB	10	657	2	669	(218)	0	(226)	(444)	225	(418)	(193)
GLM	133	0	0	133	(226)	(195)	(162)	(583)	(450)	0	(450)
HUS	57	0	1	58	(1)	0	0	(1)	57	(260)	(203)
IND	50	0	0	50	(431)	0	0	(431)	(381)	384	3
JPM	486	0	0	486	(1,040)	(195)	0	(1,235)	(749)	817	68
MSB	17	0	0	17	0	0	0	0	17	(80)	(63)
MYC	0	804	0	804	0	0	(14)	(14)	790	(1,190)	(400)
NGF	0	381	0	381	(152)	0	(6)	(158)	223	(210)	13
RBC	8	0	0	8	0	0	0	0	8	(20)	(12)
RYL	0	0	0	0	0	(58)	(15)	(73)	(73)	0	(73)
SCX	21	0	0	21	(4)	0	0	(4)	17	0	17
SOG	8	0	0	8	(6)	0	0	(6)	2	0	2
UAG	0	0	0	0	(255)	0	0	(255)	(255)	273	18

Total Over the Counter	$1,243	$1,842	$68	$3,153	$(3,597)	$(476)	$(492)	$(4,565)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	44	44
Swap Agreements	0	1	0	0	98	99

	$0	$1	$0	$0	$148	$149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,243	$0	$1,243
Purchased Options	0	0	0	0	1,842	1,842
Swap Agreements	0	9	0	0	59	68

	$0	$9	$0	$1,243	$1,901	$3,153

	$0	$10	$0	$1,243	$2,049	$3,302

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$98	$98
Futures	0	0	0	0	151	151
Swap Agreements	0	5	0	0	181	186

	$0	$5	$0	$0	$430	$435

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,597	$0	$3,597
Written Options	0	4	0	24	448	476
Swap Agreements	0	35	0	0	457	492

	$0	$39	$0	$3,621	$905	$4,565

	$0	$44	$0	$3,621	$1,335	$5,000

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(45)	$(45)
Written Options	0	0	0	0	88	88
Futures	221	0	0	0	(712)	(491)
Swap Agreements	0	(2,571)	0	0	(25,572)	(28,143)

	$221	$(2,571)	$0	$0	$(26,241)	$(28,591)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,483)	$0	$(11,483)
Purchased Options	0	0	0	(65)	(2,307)	(2,372)
Written Options	0	244	0	414	(1,728)	(1,070)
Swap Agreements	2,950	308	0	196	6,005	9,459

	$2,950	$552	$0	$(10,938)	$1,970	$(5,466)

	$3,171	$(2,019)	$0	$(10,938)	$(24,271)	$(34,057)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Written Options	0	0	0	0	40	40
Futures	15	0	0	0	451	466
Swap Agreements	0	(252)	0	0	15,550	15,298

	$15	$(252)	$0	$0	$16,018	$15,781

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,759	$0	$11,759
Purchased Options	0	0	0	0	2,768	2,768
Written Options	0	(38)	0	(31)	409	340
Swap Agreements	(164)	89	0	0	(6,652)	(6,727)

	$(164)	$51	$0	$11,728	$(3,475)	$8,140

	$(149)	$(201)	$0	$11,728	$12,543	$23,921

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,157	$0	$7,157
Industrials	0	1,511	0	1,511
Utilities	0	1,970	0	1,970
U.S. Government Agencies	0	10,573	0	10,573
U.S. Treasury Obligations	0	329,388	0	329,388
Non-Agency Mortgage-Backed Securities	0	3,976	0	3,976
Asset-Backed Securities	0	3,558	0	3,558
Sovereign Issues	0	36,861	0	36,861
Short-Term Instruments
Repurchase Agreements	0	5,241	0	5,241
Argentina Treasury Bills	0	1,083	0	1,083
Japan Treasury Bills	0	20,751	0	20,751
Mexico Treasury Bills	0	735	0	735

	$0	$422,804	$0	$422,804

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$190	$0	$0	$190

Total Investments	$190	$422,804	$0	$422,994

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,147)	$0	$(3,147)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	50	99	0	149
Over the counter	0	3,153	0	3,153

	$50	$3,252	$0	$3,302

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(151)	(281)	0	(432)
Over the counter	0	(4,565)	0	(4,565)

	$(151)	$(4,846)	$0	$(4,997)

Total Financial Derivative Instruments	$(101)	$(1,594)	$0	$(1,695)

Totals	$89	$418,063	$0	$418,152

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Real Return Limited Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.8%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.5%
JPMorgan Chase & Co.
7.900% due 04/30/2018 (e)		$10	$10
Nykredit Realkredit A/S
2.000% due 04/01/2018	DKK	100	15
Realkredit Danmark A/S
1.000% due 04/01/2018		100	15

Total Corporate Bonds & Notes (Cost $39)			40

U.S. TREASURY OBLIGATIONS 100.0%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018		$725	731
0.125% due 04/15/2019		466	474
0.125% due 04/15/2020 (f)		2,908	2,952
0.125% due 04/15/2021		922	932
0.125% due 07/15/2022		602	607
0.125% due 07/15/2024		215	213
0.125% due 07/15/2026		69	67
0.375% due 07/15/2023		157	159
0.375% due 07/15/2025		31	31
0.375% due 01/15/2027		201	201
0.625% due 07/15/2021		162	168
0.625% due 01/15/2026		72	73
1.000% due 02/15/2046		1	1
1.250% due 07/15/2020		746	790
1.375% due 07/15/2018		23	23
2.000% due 01/15/2026		91	103
2.125% due 02/15/2041		11	14
2.375% due 01/15/2025		72	83
2.375% due 01/15/2027		48	57
3.875% due 04/15/2029		15	21
U.S. Treasury Notes
1.875% due 02/28/2022 (f)		800	798

Total U.S. Treasury Obligations (Cost $8,485)			8,498

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%
Adjustable Rate Mortgage Trust
3.699% due 08/25/2035		10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
3.148% due 12/25/2035 ^		$7	$7
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		22	20
GSR Mortgage Loan Trust
3.355% due 01/25/2036 ^		17	16
IndyMac Mortgage Loan Trust
1.822% due 05/25/2034		14	12
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.157% due 06/25/2033		9	9

Total Non-Agency Mortgage-Backed Securities (Cost $71)			74

ASSET-BACKED SECURITIES 0.8%
CIT Mortgage Loan Trust
2.332% due 10/25/2037		22	22
Countrywide Asset-Backed Certificates
1.182% due 04/25/2036		2	2
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036		76	46

Total Asset-Backed Securities (Cost $71)			70

SOVEREIGN ISSUES 4.3%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (b)	BRL	540	164
France Government International Bond
2.250% due 07/25/2020 (d)	EUR	122	147
Mexico Government International Bond
7.750% due 05/29/2031	MXN	101	5
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,000	9
United Kingdom Gilt
0.125% due 03/22/2046 (d)	GBP	20	41

Total Sovereign Issues (Cost $365)			366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

SHORT-TERM NOTES 0.1%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$5	$5

JAPAN TREASURY BILLS 1.0%
(0.359)% due 04/10/2017 (b)(c)	JPY	10,000	90

MEXICO TREASURY BILLS 0.2%
6.763% due 06/01/2017 - 01/04/2018 (a)(b)	MXN	310	16

Total Short-Term Instruments (Cost $107)			111

Total Investments in Securities (Cost $9,138)			9,159

		SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%
PIMCO Short-Term Floating NAV Portfolio III		10,427	103

Total Short-Term Instruments (Cost $103)			103

Total Investments in Affiliates (Cost $103)			103

Total Investments 109.0% (Cost $9,241)			$9,262

Financial Derivative Instruments (g)(h) (0.3)% (Cost or Premiums, net $4)			(21)

Other Assets and Liabilities, net (8.7)%			(743)

Net Assets 100.0%			$8,498

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	1.050%	03/14/2017	04/04/2017	$(209)	$(209)
JPS	0.950	03/29/2017	04/05/2017	(699)	(699)

Total Reverse Repurchase Agreements					$(908)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2017:

(f)	Securities with an aggregate market value of $910 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(209)	$0	$(209)	$211	$2
JPS	0	(699)	0	(699)	699	(0)

Total Borrowings and Other Financing Transactions	$0	$(908)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(908)	$0	$0	$(908)

Total Borrowings	$0	$(908)	$0	$0	$(908)

Gross amount of recognized liabilities for reverse repurchase agreements					$(908)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(1,118) at a weighted average interest rate of 0.659%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar April Futures	$98.500	04/13/2017	4	$0	$0
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	8	0	0

				$0	$0

Total Purchased Options				$0	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	3	$(1)	$(0)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	1	(1)	(1)

				$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	Short	06/2017	1	$0	$0	$0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	1	1	0	0
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	1	0	1	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	2	0	0	0
U.S. Treasury 5-Year Note June Futures	Short	06/2017	4	(3)	0	(1)
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	1	1	0	0

Total Futures Contracts				$(1)	$1	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Real Return Limited Duration Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.200%	02/15/2018	$	200	$0	$0	$0	$0
Receive	3-Month USD-LIBOR	1.250	02/23/2018		200	0	0	0	0
Pay(1)	3-Month USD-LIBOR	1.250	06/21/2019		400	(4)	0	0	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		160	(1)	3	0	0
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2022		300	13	0	0	(1)
Pay(1)	3-Month USD-LIBOR	2.678	10/25/2023		30	0	0	0	0
Pay(1)	3-Month USD-LIBOR	2.500	12/19/2023		160	0	1	0	0
Receive(1)	3-Month USD-LIBOR	2.500	02/22/2026		90	1	1	0	0
Receive(1)	3-Month USD-LIBOR	2.400	03/16/2026		50	1	1	0	0
Receive(1)	3-Month USD-LIBOR	1.850	07/20/2026		200	8	8	0	0
Receive(1)	3-Month USD-LIBOR	1.850	07/27/2026		15	1	1	0	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		100	5	8	0	0
Pay	3-Month USD-LIBOR	2.250	12/21/2046		4	0	0	0	0
Receive(1)	3-Month USD-LIBOR	2.969	10/25/2048		10	0	0	0	0
Receive(1)	3-Month USD-LIBOR	2.750	12/19/2048		30	0	(1)	0	0
Receive(1)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	100	(3)	(2)	0	(1)
Receive(1)	6-Month GBP-LIBOR	1.750	03/21/2048		70	(7)	(4)	0	(1)
Pay	28-Day MXN-TIIE	8.035	12/17/2026	MXN	300	1	1	0	0
Pay	CPTFEMU	1.100	08/15/2026	EUR	25	(1)	1	0	0
Pay	CPURNSA	1.762	08/30/2026	$	30	(2)	0	0	0
Pay	FRCPXTOB	0.890	11/15/2018	EUR	90	0	0	0	0
Pay	UKRPI	3.400	06/15/2030	GBP	100	1	1	0	0
Pay	UKRPI	3.530	10/15/2031		10	0	0	0	0

						$13	$19	$0	$(3)

Total Swap Agreements						$13	$19	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $51 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$(1)	$(1)	$(3)	$(5)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	142		$151	$0	$(1)
	04/2017	MXN	496		24	0	(2)
BPS	04/2017	BRL	5		1	0	0
	04/2017		$1	BRL	5	0	0
	04/2017		29	DKK	200	0	(1)
	04/2017		167	EUR	155	0	(2)
	04/2017		25	MXN	496	1	0
	05/2017	EUR	155		$167	2	0
	05/2017		$47	CNH	327	0	0
	08/2017	MXN	51		$3	0	0
	03/2018		190		9	0	(1)
	03/2018		$10	MXN	190	0	0
	04/2018	DKK	200		$30	1	0

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	05/2017	CNH	272		$39	$0	$0
	05/2017		$21	RUB	1,250	1	0
	10/2017	BRL	540		$151	0	(15)
DUB	04/2017		30		9	0	0
	04/2017		$9	BRL	30	0	0
	05/2017		9		30	0	0
GLM	04/2017	EUR	13		$14	0	0
	04/2017	JPY	1,000		9	0	0
	01/2018	MXN	29		1	0	0
HUS	05/2017	CNH	55		8	0	0
JPM	04/2017	BRL	25		8	0	0
	04/2017	GBP	6		7	0	0
	04/2017		$8	BRL	25	0	0
	04/2017		15	MXN	289	1	0
MSB	04/2017	GBP	46		$58	0	0
NGF	06/2017	MXN	30		1	0	0
	07/2017		30		1	0	0
	08/2017		40		2	0	0
	11/2017		60		3	0	0
RBC	04/2017	DKK	210		31	1	0
SOG	08/2017	MXN	70		4	0	0
UAG	04/2017	JPY	10,000		86	0	(4)
	04/2017		$14	EUR	13	0	0

Total Forward Foreign Currency Contracts						$7	$(26)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720%	07/16/2018	$	100	$ 2	$2

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	1.600%	3-Month USD-LIBOR	12/06/2019	$100	$2	$1
NGF	Call - OTC 2-Year Interest Rate Floor(1)	1.600	3-Month USD-LIBOR	12/06/2019	100	1	0

						$3	$1

Total Purchased Options						$5	$3

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$	1.268	05/18/2017	GBP	32	$0	$0
DUB	Call - OTC USD versus MXN	MXN	21.710	04/06/2017	$	7	0	0
HUS	Call - OTC USD versus MXN		21.710	04/06/2017		10	(1)	0

							$(1)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$	100	$(2)	$(1)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017		30	0	0
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017		30	0	(1)

								$(2)	$(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Real Return Limited Duration Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$	200	$(2)	$0
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019		200	(1)	0

							$(3)	$0

Total Written Options							$(6)	$(2)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		8		0		(1)		(3)		4
Notional Amount in $		$180		$2,687		$(330)		$(1,748)		$(212)		$577
Notional Amount in AUD	AUD	0	AUD	10	AUD	(10)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	20	EUR	390	EUR	(56)	EUR	(234)	EUR	(120)	EUR	0
Notional Amount in GBP	GBP	0	GBP	146	GBP	0	GBP	(114)	GBP	0	GBP	32
Premiums		$(2)		$(15)		$3		$4		$2		$(8)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	06/20/2021	0.989%	$ 20	$(1)	$1	$0	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	CPURNSA	1.580%	05/23/2018	$100	$0	$1	$1	$0

Total Swap Agreements						$(1)	$2	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$1	$1	$(3)	$0	$0	$(3)	$(2)	$0	$(2)
BPS	4	0	0	4	(4)	0	0	(4)	0	0	0
CBK	1	0	0	1	(15)	0	0	(15)	(14)	0	(14)
FAR	0	1	0	1	0	0	0	0	1	0	1
GLM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	1	0	0	1	0	0	0	0	1	0	1
MYC	0	2	0	2	0	0	0	0	2	0	2
RBC	1	0	0	1	0	0	0	0	1	0	1
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
UAG	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$7	$3	$1	$11	$(26)	$(2)	$0	$(28)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$0	$0
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	0	0

	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7
Purchased Options	0	0	0	0	3	3
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$7	$4	$11

	$0	$0	$0	$7	$5	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26
Written Options	0	0	0	0	2	2

	$0	$0	$0	$26	$2	$28

	$0	$0	$0	$26	$7	$33

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17)	$(17)
Swap Agreements	0	6	0	0	(6)	0

	$0	$6	$0	$0	$(23)	$(17)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18	$0	$18
Purchased Options	0	0	0	0	(2)	(2)
Written Options	0	0	0	2	2	4
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$0	$20	$(1)	$19

	$0	$6	$0	$20	$(24)	$2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Real Return Limited Duration Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(2)	(2)
Swap Agreements	0	(5)	0	0	31	26

	$0	$(5)	$0	$0	$30	$25

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10)	$0	$(10)
Purchased Options	0	0	0	0	2	2
Written Options	0	0	0	0	3	3
Swap Agreements	0	1	0	0	(9)	(8)

	$0	$1	$0	$(10)	$(4)	$(13)

	$0	$(4)	$0	$(10)	$26	$12

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$40	$0	$40
U.S. Treasury Obligations	0	8,498	0	8,498
Non-Agency Mortgage-Backed Securities	0	74	0	74
Asset-Backed Securities	0	70	0	70
Sovereign Issues	0	366	0	366
Short-Term Instruments
Short-Term Notes	0	5	0	5
Japan Treasury Bills	0	90	0	90
Mexico Treasury Bills	0	16	0	16

	$0	$9,159	$0	$9,159

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$103	$0	$0	$103

Total Investments	$103	$9,159	$0	$9,262

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	11	0	11

	$0	$12	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(0)	(5)	0	(5)
Over the counter	0	(28)	0	(28)

	$(0)	$(33)	$0	$(33)

Total Financial Derivative Instruments	$(0)	$(21)	$0	$(21)

Totals	$103	$9,138	$0	$9,241

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.5%

CORPORATE BONDS & NOTES 4.7%

BANKING & FINANCE 3.9%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		$100	$101
AerCap Ireland Capital DAC
2.750% due 05/15/2017		150	150
4.625% due 10/30/2020		100	106
Ally Financial, Inc.
3.250% due 09/29/2017		4,100	4,123
BRFkredit A/S
2.000% due 10/01/2017	DKK	7,200	1,045
2.500% due 10/01/2047		1,351	198
4.000% due 01/01/2018		3,400	504
CIT Group, Inc.
4.250% due 08/15/2017		$200	202
5.000% due 05/15/2017		100	100
5.000% due 05/15/2018		100	101
5.000% due 08/15/2022		100	105
5.250% due 03/15/2018		100	103
5.500% due 02/15/2019		100	105
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		1,700	1,726
Deutsche Bank AG
4.250% due 10/14/2021		6,400	6,565
General Motors Financial Co., Inc.
2.350% due 10/04/2019		100	100
2.420% due 10/04/2019		100	102
Goldman Sachs Group, Inc.
1.725% due 06/04/2017		6,700	6,706
2.331% due 09/15/2020		7,000	7,105
HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,400	2,192
ING Bank NV
2.625% due 12/05/2022		$2,000	1,998
International Lease Finance Corp.
5.875% due 04/01/2019		100	107
6.250% due 05/15/2019		200	216
7.125% due 09/01/2018		600	641
8.250% due 12/15/2020		500	591
MetLife, Inc.
6.817% due 08/15/2018		100	107
Navient Corp.
5.500% due 01/15/2019		1,600	1,662
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	6,000	868
2.000% due 10/01/2017		10,800	1,568
2.000% due 01/01/2018		200	29
2.500% due 10/01/2047		2,197	321
Nykredit Realkredit A/S
1.000% due 07/01/2017		4,600	662
1.000% due 10/01/2017		22,400	3,241
2.000% due 10/01/2017		9,900	1,437
2.500% due 10/01/2047		7,871	1,148
Realkredit Danmark A/S
1.000% due 04/01/2017		6,000	860
1.000% due 01/01/2018		5,300	770
1.000% due 04/01/2018		1,400	204
2.000% due 04/01/2017		10,200	1,463
2.000% due 01/01/2018		700	102
2.500% due 10/01/2047		7,848	1,148
Santander Holdings USA, Inc.
2.504% due 11/24/2017		$300	302
Toronto-Dominion Bank
2.250% due 03/15/2021		3,000	2,993
Vornado Realty LP
2.500% due 06/30/2019		1,300	1,308

			55,185

INDUSTRIALS 0.1%
Celgene Corp.
2.300% due 08/15/2018		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Diamond Finance Corp.
3.480% due 06/01/2019	$200	$205
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	100	111
Ryder System, Inc.
2.450% due 09/03/2019	100	101
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	100	108
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020	100	108
5.877% due 07/15/2019	200	216
Time Warner Cable LLC
8.250% due 04/01/2019	100	112
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	348	402
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	400	399

		1,863

UTILITIES 0.7%
AT&T, Inc.
1.617% due 01/15/2020	3,000	3,021
Petrobras Global Finance BV
5.375% due 01/27/2021	7,000	7,226

		10,247

Total Corporate Bonds & Notes (Cost $66,945)		67,295

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
1.662% due 02/25/2041	481	488
1.814% due 09/01/2044 - 10/01/2044	34	35
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047	16,000	15,858
3.500% due 05/01/2032 - 05/01/2047	17,000	17,411
Freddie Mac
1.512% due 12/15/2037	371	372
2.741% due 09/01/2036	123	128
2.937% due 10/01/2036	56	59
3.016% due 07/01/2036	106	110
NCUA Guaranteed Notes
1.337% due 12/08/2020	885	890

Total U.S. Government Agencies (Cost $35,183)		35,351

U.S. TREASURY OBLIGATIONS 95.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018	199,112	200,850
0.125% due 04/15/2019 (h)	119,908	121,699
0.125% due 04/15/2020 (h)	237,209	240,824
0.125% due 04/15/2021 (h)(j)	128,868	130,276
0.125% due 07/15/2022 (h)	67,672	68,240
0.125% due 01/15/2023 (l)	35,669	35,676
0.125% due 07/15/2024 (l)	33,528	33,245
0.125% due 07/15/2026 (l)	547	534
0.250% due 01/15/2025 (l)	14,089	13,979
0.375% due 07/15/2023	16,593	16,871
0.375% due 07/15/2025	45,645	45,788
0.375% due 01/15/2027	25,437	25,347
0.625% due 07/15/2021 (h)	67,076	69,613
0.625% due 01/15/2024	16,789	17,200
0.625% due 01/15/2026 (l)	20,677	21,070
0.750% due 02/15/2045 (l)	2,269	2,164
0.875% due 02/15/2047	704	694
1.250% due 07/15/2020 (j)	21,237	22,481
1.375% due 07/15/2018 (j)(l)	14,855	15,370
1.375% due 02/15/2044 (l)	5,585	6,170
1.625% due 01/15/2018 (j)(l)	10,202	10,416
1.875% due 07/15/2019	36,284	38,559
2.000% due 01/15/2026	9,214	10,465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 01/15/2019 (j)(l)	$7,692	$8,094
2.125% due 02/15/2040 (l)	34	43
2.125% due 02/15/2041 (l)	2,140	2,719
2.375% due 01/15/2025 (l)	24,364	28,120
2.375% due 01/15/2027 (l)	337	399
2.500% due 01/15/2029 (l)	5,373	6,578
3.625% due 04/15/2028	9,580	12,750
U.S. Treasury Notes
1.750% due 11/30/2021 (h)(j)(l)	45,170	44,877
1.875% due 02/28/2022 (h)	126,100	125,831
2.000% due 11/15/2026	300	290
2.125% due 12/31/2021 (l)	800	808

Total U.S. Treasury Obligations (Cost $1,372,666)		1,378,040

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%
Ally Financial, Inc.
2.500% due 12/15/2017 (f)	17,000	16,956
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	151	152
BCAP LLC Trust
3.204% due 04/26/2036	875	695
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	12	12
2.820% due 08/25/2035	19	19
3.238% due 07/25/2036 ^	310	292
3.260% due 03/25/2035	33	34
3.487% due 01/25/2035	140	141
3.636% due 03/25/2035	9	9
Chase Mortgage Finance Trust
3.148% due 12/25/2035 ^	75	72
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035	13	13
2.760% due 09/25/2035	21	21
3.040% due 05/25/2035	10	10
3.534% due 03/25/2034	103	102
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035	220	222
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035	89	82
Credit Suisse First Boston Mortgage Securities Corp.
1.682% due 10/25/2035 ^	602	435
Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037	71	74
First Horizon Mortgage Pass-Through Trust
3.223% due 06/25/2035	4,616	4,572
GS Mortgage Securities Trust
4.592% due 08/10/2043	1,100	1,166
GSR Mortgage Loan Trust
3.150% due 09/25/2035	80	83
3.355% due 01/25/2036 ^	174	164
HomeBanc Mortgage Trust
1.252% due 10/25/2035	190	185
JPMorgan Mortgage Trust
3.245% due 06/25/2035	379	377
Merrill Lynch Mortgage Investors Trust
2.543% due 10/25/2035	75	75
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	75	76
Morgan Stanley Capital Trust
5.942% due 06/11/2049	175	176
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^	367	169
Structured Adjustable Rate Mortgage Loan Trust
3.464% due 12/25/2034	191	188
3.617% due 03/25/2036 ^	333	276
Thornburg Mortgage Securities Trust
5.913% due 09/25/2037	226	229
Wells Fargo Mortgage-Backed Securities Trust
3.081% due 10/25/2035	75	73
3.089% due 03/25/2036 ^	178	174

Total Non-Agency Mortgage-Backed Securities (Cost $27,169)		27,324

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.3%
CELF Low Levered Partners PLC
0.000% due 03/04/2024	EUR	53	$56
CIT Mortgage Loan Trust
2.332% due 10/25/2037		$3,224	3,209
Citigroup Mortgage Loan Trust, Inc.
1.312% due 10/25/2036		1,300	1,082
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		2,000	2,006
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (a)		600	601
FBR Securitization Trust
1.722% due 11/25/2035		466	463
Finn Square CLO Ltd.
2.367% due 12/24/2023		700	701
First Franklin Mortgage Loan Trust
1.562% due 09/25/2035		7,000	6,463
Fremont Home Loan Trust
1.472% due 07/25/2035		100	92
GSAMP Trust
1.717% due 09/25/2035 ^		122	116
Highlander Euro CDO BV
0.000% due 05/01/2023	EUR	144	154
Hillmark Funding Ltd.
1.302% due 05/21/2021		$884	883
HSI Asset Securitization Corp. Trust
1.252% due 02/25/2036		500	455
Merrill Lynch Mortgage Investors Trust
1.462% due 05/25/2036		213	199
Navient Student Loan Trust
2.132% due 03/25/2066		2,442	2,469
NovaStar Mortgage Funding Trust
1.452% due 01/25/2036		2,002	1,868
Renaissance Home Equity Loan Trust
2.082% due 09/25/2037		4,949	2,860
Saxon Asset Securities Trust
4.034% due 06/25/2033		148	150
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036		6,810	4,129
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	1,810	1,911
Structured Asset Securities Corp.
1.642% due 02/25/2035		$94	89
Structured Asset Securities Corp. Mortgage Loan Trust
1.362% due 10/25/2036		2,477	2,113
VOLT LLC
3.500% due 03/25/2047		400	401

Total Asset-Backed Securities (Cost $32,092)			32,470

SOVEREIGN ISSUES 3.0%
Argentine Government International Bond
6.875% due 01/26/2027		3,800	3,850
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,100	2,403
Denmark Government International Bond
0.100% due 11/15/2023 (e)	DKK	18,267	2,822
France Government International Bond
0.100% due 03/01/2021 (e)	EUR	100	113
2.250% due 07/25/2020 (e)		538	647
Japan Government International Bond
0.100% due 03/10/2024 (e)	JPY	306,600	2,867
Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	6,019	364
4.750% due 06/14/2018		59,450	3,112
New Zealand Government International Bond
3.000% due 09/20/2030 (e)	NZD	13,340	10,314
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	2	2
3.000% due 02/24/2025		2	2
3.000% due 02/24/2026		8	7
3.000% due 02/24/2029		74	58

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2030	EUR	65	$50
3.000% due 02/24/2031		424	321
3.000% due 02/24/2032		62	46
3.000% due 02/24/2033		47	35
3.000% due 02/24/2034		34	25
3.000% due 02/24/2035		5	4
3.000% due 02/24/2036		100	71
3.000% due 02/24/2037		184	130
3.000% due 02/24/2038		184	129
3.000% due 02/24/2040		36	25
3.000% due 02/24/2041		19	13
3.000% due 02/24/2042		241	169
4.500% due 07/03/2017	JPY	350,000	3,065
4.750% due 04/17/2019	EUR	1,268	1,285
United Kingdom Gilt
0.125% due 03/22/2044 (e)	GBP	668	1,353
0.125% due 03/22/2046 (e)		2,308	4,817
0.125% due 03/22/2058 (e)		249	647
0.125% due 11/22/2065 (e)		1,472	4,425

Total Sovereign Issues (Cost $46,568)			43,171

		SHARES
COMMON STOCKS 0.4%

CONSUMER DISCRETIONARY 0.4%
Hilton Grand Vacations, Inc. (b)		25,374	727
Hilton Worldwide Holdings, Inc.		84,582	4,945

Total Common Stocks (Cost $4,380)			5,672

REAL ESTATE INVESTMENT TRUSTS 15.1%

REAL ESTATE 15.1%
Alexandria Real Estate Equities, Inc.		66,265	7,324
American Campus Communities, Inc.		95,962	4,567
American Tower Corp.		61,432	7,466
AvalonBay Communities, Inc.		28,674	5,265
Boston Properties, Inc.		76,449	10,123
Colony Starwood Homes		45,222	1,535
CubeSmart		95,312	2,474
DCT Industrial Trust, Inc.		56,614	2,724
DDR Corp.		226,595	2,839
Digital Realty Trust, Inc.		83,773	8,913
Douglas Emmett, Inc.		104,916	4,029
EastGroup Properties, Inc.		70,814	5,207
EPR Properties		86,007	6,333
Equinix, Inc.		25,671	10,278
Equity Residential		232,995	14,497
Essex Property Trust, Inc.		51,955	12,029
Federal Realty Investment Trust		50,885	6,793
GGP, Inc.		370,314	8,584
HCP, Inc.		229,141	7,168
Kilroy Realty Corp.		70,387	5,073
Life Storage, Inc.		36,149	2,969
Omega Healthcare Investors, Inc.		64,436	2,126
Paramount Group, Inc.		101,841	1,651
Park Hotels & Resorts, Inc.		56,069	1,439
Physicians Realty Trust		240,226	4,773
Prologis, Inc.		209,168	10,852
Public Storage		27,752	6,075
Retail Properties of America, Inc. ‘A’		86,027	1,240
Ryman Hospitality Properties, Inc.		73,809	4,564
Simon Property Group, Inc.		111,656	19,208
SL Green Realty Corp.		47,155	5,028
Spirit Realty Capital, Inc.		298,928	3,028

		SHARES	MARKET VALUE (000S)
Sun Communities, Inc.		92,723	$7,448
Vornado Realty Trust		57,233	5,741
Welltower, Inc.		116,457	8,247

Total Real Estate Investment Trusts (Cost $213,940)			217,610

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.9%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.906% due 09/08/2017		$4,400	4,410

REPURCHASE AGREEMENTS (g) 0.0%
			632

ARGENTINA TREASURY BILLS 0.4%
2.966% due 05/26/2017 - 12/15/2017 (c)(d)		$5,500	5,421

JAPAN TREASURY BILLS 3.0%
(0.331)% due 04/10/2017 - 05/08/2017 (c)(d)	JPY	4,740,000	42,579

MEXICO TREASURY BILLS 0.2%
6.744% due 05/25/2017 - 01/04/2018 (c)(d)	MXN	73,768	3,829

Total Short-Term Instruments (Cost $55,457)			56,871

Total Investments in Securities (Cost $1,854,400)			1,863,804

		SHARES
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio III		2,693,997	26,633

Total Short-Term Instruments (Cost $26,633)			26,633

Total Investments in Affiliates (Cost $26,633)			26,633

Total Investments 131.3% (Cost $1,881,033)			$1,890,437

Financial Derivative Instruments (i)(k) (0.6)%
(Cost or Premiums, net $(695))			(8,550)

Other Assets and Liabilities, net (30.7)%			(441,963)

Net Assets 100.0%			$1,439,924

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 16,934	$16,956	1.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$632	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(645)	$632	$632

Total Repurchase Agreements						$(645)	$632	$632

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.790%	02/23/2017	04/21/2017	$(21,619)	$(21,637)
BSN	0.820	01/19/2017	04/19/2017	(13,200)	(13,222)
IND	0.780	01/17/2017	04/13/2017	(62,105)	(62,207)
	0.780	02/15/2017	04/13/2017	(58,231)	(58,291)
	0.810	03/23/2017	04/18/2017	(75,432)	(75,451)

Total Reverse Repurchase Agreements					$(230,808)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	0.850%	03/29/2017	04/05/2017	$(37,250)	$(37,255)
	0.870	03/31/2017	04/17/2017	(7,990)	(7,991)
TDM	0.760	01/13/2017	04/13/2017	(128,805)	(129,022)

Total Sale-Buyback Transactions					$(174,268)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$3,000	$(3,155)	$(3,147)

Total Short Sales				$(3,155)	$(3,147)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $406,134 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(21,637)	$0	$(21,637)	$21,559	$(78)
BSN	0	(13,222)	0	(13,222)	13,256	34
IND	0	(195,949)	0	(195,949)	195,986	37
SSB	632	0	0	632	(645)	(13)

Master Securities Forward Transaction Agreement
GSC	0	0	(45,246)	(45,246)	45,204	(42)
TDM	0	0	(129,022)	(129,022)	129,070	48

Total Borrowings and Other Financing Transactions	$632	$(230,808)	$(174,268)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(230,808)	$0	$0	$(230,808)

Total	$0	$(230,808)	$0	$0	$(230,808)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(174,268)	0	0	(174,268)

Total	$0	$(174,268)	$0	$0	$(174,268)

Total Borrowings	$0	$(405,076)	$0	$0	$(405,076)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(405,076)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(553,308) at a weighted average interest rate of 0.674%.
(4)	Payable for sale-buyback transactions includes $(32) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar April Futures	$98.500	04/13/2017	1,152	$16	$7
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	2,294	97	15

				$113	$22

Total Purchased Options				$113	$22

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	354	$(270)	$(74)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	112	(102)	(33)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	274	(222)	(262)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	155	(84)	(114)

				$(678)	$(483)

Total Written Options				$(678)	$(483)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Long	06/2017	287	$334	$89	$(6)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	145	9	62	0
Japan Government 10-Year Bond June Futures	Short	06/2017	18	(3)	27	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	444	7	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	444	(24)	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	1,144	(107)	0	(90)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	563	(148)	0	(92)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	1,212	381	265	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	446	23	0	(139)
United Kingdom Long Gilt June Futures	Short	06/2017	67	(161)	5	(33)

Total Futures Contracts				$311	$448	$(360)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	02/23/2018	$	89,000	$61	$14	$0	$0
Pay	3-Month USD-LIBOR	1.250	06/15/2018		19,600	18	(46)	0	0
Pay(1)	3-Month USD-LIBOR	1.250	06/21/2019		54,600	(508)	(14)	19	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		4,500	(37)	73	0	(3)
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2022		54,800	2,306	(186)	0	(52)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		51,400	633	(782)	57	0
Pay(1)	3-Month USD-LIBOR	2.655	10/19/2023		29,000	301	301	32	0
Pay(1)	3-Month USD-LIBOR	2.678	10/25/2023		27,000	305	305	30	0
Pay(1)	3-Month USD-LIBOR	2.670	11/19/2023		9,000	93	94	10	0
Pay(1)	3-Month USD-LIBOR	2.681	12/12/2023		9,000	94	94	10	0
Pay(1)	3-Month USD-LIBOR	2.500	12/19/2023		38,100	72	379	41	0
Receive(1)	3-Month USD-LIBOR	2.500	02/22/2026		12,900	122	163	0	(13)
Receive(1)	3-Month USD-LIBOR	2.400	03/16/2026		39,600	556	705	0	(40)
Receive(1)	3-Month USD-LIBOR	2.300	04/27/2026		29,300	552	666	0	(29)
Receive(1)	3-Month USD-LIBOR	1.850	07/27/2026		7,300	287	298	0	(7)
Receive(1)	3-Month USD-LIBOR	2.000	07/27/2026		19,400	635	693	0	(18)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		40,770	2,078	3,263	0	(60)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		9,930	899	245	0	(16)
Receive(1)	3-Month USD-LIBOR	2.948	10/19/2048		5,000	(173)	(173)	0	(8)
Receive(1)	3-Month USD-LIBOR	2.969	10/25/2048		3,000	(117)	(117)	0	(4)
Receive(1)	3-Month USD-LIBOR	2.951	11/19/2048		2,000	(69)	(69)	0	(3)
Receive(1)	3-Month USD-LIBOR	2.953	12/12/2048		2,000	(69)	(69)	0	(3)
Receive(1)	3-Month USD-LIBOR	2.750	12/19/2048		8,500	69	(144)	0	(12)
Receive(1)	6-Month EUR-EURIBOR	1.500	03/21/2048	EUR	10,800	(126)	16	7	0
Receive(1)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	24,200	(766)	(505)	0	(129)
Receive(1)	6-Month GBP-LIBOR	1.750	03/21/2048		12,420	(1,276)	(577)	0	(175)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045	JPY	84,100	(137)	116	3	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	69,400	(221)	(30)	6	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		13,500	(12)	(4)	1	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		34,300	(11)	(9)	4	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		8,500	3	3	1	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		1,300	0	0	0	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		61,800	151	159	15	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	CPTFEMU	0.290%	08/15/2017	EUR	27,600	$228	$176	$51	$0
Pay	CPTFEMU	0.830	05/15/2018		14,300	(165)	(103)	0	(2)
Pay	CPTFEMU	0.883	11/15/2018		3,600	23	23	0	0
Pay	CPTFEMU	0.806	04/15/2021		2,290	48	42	0	(3)
Pay	CPTFEMU	0.875	05/15/2021		10,900	214	142	0	(13)
Pay	CPTFEMU	1.100	08/15/2026		6,520	(178)	125	29	0
Pay	CPTFEMU	1.385	12/15/2026		500	2	4	2	0
Pay	CPURNSA	2.085	10/11/2017	$	33,100	(1,025)	99	14	0
Pay	CPURNSA	2.027	11/23/2020		5,500	50	50	27	0
Pay	CPURNSA	2.021	11/25/2020		5,200	48	48	26	0
Pay	CPURNSA	1.550	07/26/2021		4,500	151	(1)	0	(1)
Pay	CPURNSA	1.603	09/12/2021		3,400	101	(1)	0	(1)
Pay	CPURNSA	1.730	07/26/2026		4,500	(240)	2	2	0
Pay	CPURNSA	1.801	09/12/2026		3,400	(156)	1	1	0
Pay	FRCPXTOB	0.890	11/15/2018	EUR	1,400	5	2	0	0
Pay	UKRPI	3.350	05/15/2030	GBP	2,900	11	32	0	(7)
Pay	UKRPI	3.400	06/15/2030		8,500	89	133	0	(22)
Pay	UKRPI	3.325	08/15/2030		7,100	(103)	(72)	0	(32)
Pay	UKRPI	3.275	09/15/2030		9,200	(255)	183	0	(38)
Pay	UKRPI	3.300	12/15/2030		5,200	(177)	70	0	(20)
Pay	UKRPI	3.140	04/15/2031		2,700	(233)	61	0	(7)
Pay	UKRPI	3.100	06/15/2031		2,800	(301)	(11)	0	(11)
Pay	UKRPI	3.530	10/15/2031		1,900	8	(23)	0	(23)
Pay	UKRPI	3.585	10/15/2046		3,500	(288)	(45)	56	0
Pay	UKRPI	3.428	03/15/2047		300	10	10	11	0

						$3,580	$5,809	$455	$(752)

Total Swap Agreements						$3,580	$5,809	$455	$(752)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $10,850 and cash of $5,546 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$22	$448	$455	$925	$(483)	$(360)	$(752)	$(1,595)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	16,464		$2,497	$ 136	$ 0
	04/2017	EUR	15,668		16,620	0	(95)
	04/2017	MXN	33,868		1,648	0	(157)
	04/2017		$6,638	DKK	45,479	0	(117)
	04/2017		6,878	JPY	764,826	0	(8)
	05/2017	JPY	954,826		$8,571	8	(23)
	05/2017	MXN	11,438		562	0	(44)
	07/2017	DKK	51,039		7,470	117	0
BPS	04/2017	BRL	18,194		5,742	0	(69)
	04/2017		$5,858	BRL	18,194	9	(55)
	04/2017		11,975	EUR	11,103	0	(130)
	04/2017		2,975	MXN	58,855	163	0
	05/2017	EUR	11,103		$11,990	130	0
	05/2017	NZD	15,359		10,728	0	(31)
	08/2017	MXN	13,644		683	0	(31)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2018	MXN	49,060		$2,346	$0	$(149)
	03/2018		$2,473	MXN	49,060	22	0
BRC	07/2017	DKK	4,646		$709	39	0
CBK	04/2017	AUD	4,526		3,463	5	0
	04/2017	JPY	1,900,000		16,368	0	(701)
	05/2017		$3,227	RUB	193,949	179	0
DUB	05/2017		7,221	CNH	50,355	80	0
GLM	04/2017	DKK	5,560		$806	9	0
	04/2017	EUR	3,440		3,626	0	(44)
	04/2017	MXN	78,457		3,781	0	(401)
	04/2017		$3,419	EUR	3,243	41	0
	04/2017		22,451	GBP	18,088	212	0
	05/2017	GBP	15,667		$19,481	0	(161)
	05/2017	ZAR	5,842		424	0	(9)
	07/2017		$810	DKK	5,560	0	(9)
	01/2018	MXN	6,396		$312	0	(16)
HUS	04/2017	JPY	764,826		6,811	0	(59)
	04/2017		$2,755	INR	189,215	162	0
	06/2017	COP	2,697,668		$888	0	(42)
	10/2017	DKK	55,330		8,468	458	0
JPM	04/2017		45,615		6,617	76	0
	04/2017	INR	47,334		722	0	(8)
	04/2017		$5,113	EUR	4,762	0	(33)
	04/2017		5,344	GBP	4,359	117	0
	04/2017		2,431	MXN	48,195	138	0
	05/2017	JPY	1,370,000		$12,162	0	(159)
	10/2017	DKK	5,010		768	43	0
MSB	04/2017	GBP	22,447		28,152	28	0
NGF	06/2017	MXN	3,810		188	0	(13)
	07/2017		3,810		187	0	(13)
	08/2017		5,720		279	0	(20)
	11/2017		15,950		774	0	(48)
SCX	04/2017	BRL	18,194		5,827	15	0
	04/2017		$5,742	BRL	18,194	69	0
	05/2017	CNH	91,661		$13,240	0	(51)
	05/2017		$5,792	BRL	18,194	0	(19)
SOG	04/2017	NZD	15,359		$11,027	260	0
	05/2017		$5,874	CNH	40,965	66	0
	08/2017	MXN	13,000		$651	0	(29)
TOR	04/2017		$108	MXN	2,153	7	0
UAG	04/2017	JPY	1,280,000		$11,019	0	(480)
	04/2017		$3,591	EUR	3,343	0	(25)
	04/2017		1,349	INR	92,672	80	0
	06/2017		108	MYR	481	0	0

Total Forward Foreign Currency Contracts						$2,669	$(3,249)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	5,200	$521	$110
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		5,200	521	789
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		30,500	348	820
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		40,200	466	1,013
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		3,700	370	78
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		3,700	370	562

								$2,596	$3,372

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	1.600%	3-Month USD-LIBOR	12/06/2019	$	66,300	$928	$205
NGF	Call - OTC 2-Year Interest Rate Floor(1)	1.600	3-Month USD-LIBOR	12/06/2019		66,600	926	206

							$1,854	$411

Total Purchased Options							$4,450	$3,783

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	6,900	$(9)	$(15)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		6,900	(10)	(4)

							$(19)	$(19)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$	1.268	05/18/2017	GBP	10,912	$(77)	$(101)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	4,300	$(38)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		900	(12)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		2,200	(21)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	6,300	(287)	(71)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	36,100	(263)	(13)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		3,200	(22)	(1)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		27,700	(313)	(114)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		10,100	(186)	(54)

							$(1,142)	$(253)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$	34,300	$(495)	$(289)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017		14,100	(123)	(11)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017		14,100	(123)	(238)

								$(741)	$(538)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$132,600	$(928)	$(74)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019	133,200	(927)	(75)

						$(1,855)	$(149)

Total Written Options						$(3,834)	$(1,060)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		3,825		(1,526)		(378)		(1,026)		895
Notional Amount in $	$	578,500	$	877,809	$	(515,830)	$	(344,865)	$	(182,814)	$	412,800
Notional Amount in AUD	AUD	0	AUD	3,480	AUD	(3,480)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	33,180	EUR	192,351	EUR	(64,990)	EUR	(104,191)	EUR	(36,250)	EUR	20,100
Notional Amount in GBP	GBP	0	GBP	70,036	GBP	0	GBP	(59,124)	GBP	0	GBP	10,912
Premiums	$	(5,862)	$	(7,754)	$	5,973	$	2,004	$	1,127	$	(4,512)

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Brazil Government International Bond	1.000%	06/20/2021	1.800%	$400	$(35)	$23	$0	$(12)
	Mexico Government International Bond	1.000	06/20/2021	0.989	500	(12)	13	1	0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.800	800	(69)	44	0	(25)
	Mexico Government International Bond	1.000	06/20/2021	0.989	1,900	(46)	48	2	0
FBF	Mexico Government International Bond	1.000	06/20/2021	0.989	400	(10)	10	0	0
HUS	Brazil Government International Bond	1.000	06/20/2021	1.800	5,000	(347)	190	0	(157)
	Mexico Government International Bond	1.000	06/20/2021	0.989	200	(5)	5	0	0
JPM	Brazil Government International Bond	1.000	06/20/2021	1.800	500	(35)	19	0	(16)
	Brazil Government International Bond	1.000	12/20/2021	2.050	1,400	(109)	45	0	(64)
NGF	Russia Government International Bond	1.000	06/20/2021	1.292	1,200	(74)	60	0	(14)

						$(742)	$457	$3	$(288)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.580%	05/23/2018		$45,500	$0	$262	$262	$0
	Pay	CPURNSA	1.565	06/07/2018		2,300	0	15	15	0
	Pay	CPURNSA	1.570	11/23/2020		35,400	0	904	904	0
	Receive	UKRPI	3.430	06/15/2030	GBP	1,400	0	26	26	0
	Receive	UKRPI	3.350	08/15/2030		5,200	(59)	17	0	(42)
CBK	Receive	CPTFEMU	1.178	05/15/2026	EUR	2,600	0	(53)	0	(53)
DUB	Pay	CPURNSA	2.500	07/15/2022		$3,600	26	(324)	0	(298)
	Pay	CPURNSA	2.560	05/08/2023		33,100	0	(2,786)	0	(2,786)
GLM	Pay	CPURNSA	2.205	10/11/2018		27,400	0	(981)	0	(981)
	Receive	CPURNSA	2.060	05/12/2025		30,700	0	(219)	0	(219)
	Receive	UKRPI	3.400	06/15/2030	GBP	2,770	9	20	29	0
	Pay	UKRPI	3.145	05/15/2046		1,190	20	234	254	0
	Pay	UKRPI	3.120	06/15/2046		1,060	0	257	257	0
JPM	Receive	UKRPI	3.400	06/15/2030		600	0	6	6	0
MYC	Receive	CPURNSA	1.805	09/20/2026		$1,300	0	(60)	0	(60)
RYL	Receive	FRCPXTOB	1.140	08/15/2026	EUR	3,480	0	(117)	0	(117)
	Receive	UKRPI	3.140	07/15/2031	GBP	190	0	(19)	0	(19)

							$(4)	$(2,818)	$ 1,753	$(4,575)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	11,422	1-Month USD-LIBOR plus a specified spread	04/06/2017	$110,061	$0	$(3,203)	$0	$(3,203)
	Receive	DWRTFT Index	14,468	1-Month USD-LIBOR plus a specified spread	08/24/2017	134,382	0	1,045	1,045	0
FBF	Receive	DWRTFT Index	17,525	1-Month USD-LIBOR plus a specified spread	06/07/2017	162,777	0	1,267	1,267	0
	Receive	DWRTFT Index	38,858	1-Month USD-LIBOR plus a specified spread	08/24/2017	360,923	0	2,805	2,805	0
	Receive	DWRTFT Index	15,293	1-Month USD-LIBOR plus a specified spread	11/08/2017	141,999	0	1,148	1,148	0
GST	Receive	DWRTFT Index	35,584	1-Month USD-LIBOR plus a specified spread	04/06/2017	342,883	0	(9,978)	0	(9,978)

							$0	$(6,916)	$6,265	$(13,181)

Total Swap Agreements							$(746)	$(9,277)	$8,021	$(18,044)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $21,679 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$261	$0	$2,252	$2,513	$(444)	$0	$(3,245)	$(3,689)	$(1,176)	$2,594	$1,418
BPS	324	0	0	324	(465)	(101)	0	(566)	(242)	0	(242)
BRC	39	0	0	39	0	0	0	0	39	0	39
CBK	184	0	1	185	(701)	(19)	(65)	(785)	(600)	802	202
DUB	80	899	2	981	0	0	(3,109)	(3,109)	(2,128)	1,632	(496)
FAR	0	205	0	205	0	(74)	0	(74)	131	0	131
FBF	0	0	5,220	5,220	0	0	0	0	5,220	(1,530)	3,690
GLM	262	0	540	802	(640)	(360)	(1,200)	(2,200)	(1,398)	1,503	105
GST	0	0	0	0	0	0	(9,978)	(9,978)	(9,978)	13,505	3,527
HUS	620	0	0	620	(101)	0	(157)	(258)	362	(250)	112
JPM	374	0	6	380	(200)	(182)	(80)	(462)	(82)	355	273
MSB	28	0	0	28	0	0	0	0	28	(130)	(102)
MYC	0	1,833	0	1,833	0	0	(60)	(60)	1,773	(2,230)	(457)
NGF	0	846	0	846	(94)	(75)	(14)	(183)	663	(780)	(117)
RYL	0	0	0	0	0	(249)	(136)	(385)	(385)	410	25
SCX	84	0	0	84	(70)	0	0	(70)	14	0	14
SOG	326	0	0	326	(29)	0	0	(29)	297	(300)	(3)
TOR	7	0	0	7	0	0	0	0	7	0	7
UAG	80	0	0	80	(505)	0	0	(505)	(425)	293	(132)

Total Over the Counter	$2,669	$3,783	$8,021	$14,473	$(3,249)	$(1,060)	$(18,044)	$(22,353)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$22	$22
Futures	0	0	0	0	448	448
Swap Agreements	0	0	0	0	455	455

	$0	$0	$0	$0	$925	$925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,669	$0	$2,669
Purchased Options	0	0	0	0	3,783	3,783
Swap Agreements	0	3	6,265	0	1,753	8,021

	$0	$3	$6,265	$2,669	$5,536	$14,473

	$0	$3	$6,265	$2,669	$6,461	$15,398

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$483	$483
Futures	0	0	0	0	360	360
Swap Agreements	0	0	0	0	752	752

	$0	$0	$0	$0	$1,595	$1,595

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,249	$0	$3,249
Written Options	0	19	0	101	940	1,060
Swap Agreements	0	288	13,181	0	4,575	18,044

	$0	$307	$13,181	$3,350	$5,515	$22,353

	$0	$307	$13,181	$3,350	$7,110	$23,948

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	0	0	204	204
Futures	(94)	0	0	0	356	262
Swap Agreements	0	(340)	0	0	(9,742)	(10,082)

	$(94)	$(340)	$0	$0	$(9,219)	$(9,653)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,922	$0	$21,922
Purchased Options	0	0	0	(66)	(1,742)	(1,808)
Written Options	0	244	0	914	(521)	637
Swap Agreements	0	1,247	45,225	47	(1,276)	45,243

	$0	$1,491	$45,225	$22,817	$(3,539)	$65,994

	$(94)	$1,151	$45,225	$22,817	$(12,758)	$56,341

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(89)	$(89)
Written Options	0	0	0	0	195	195
Futures	202	0	0	0	(318)	(116)
Swap Agreements	0	(114)	0	0	17,059	16,945

	$202	$(114)	$0	$0	$16,847	$16,935

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,102)	$0	$(3,102)
Purchased Options	0	0	0	0	1,288	1,288
Written Options	0	(26)	0	(49)	2,032	1,957
Swap Agreements	0	(640)	(45,237)	0	(347)	(46,224)

	$0	$(666)	$(45,237)	$(3,151)	$2,973	$(46,081)

	$202	$(780)	$(45,237)	$(3,151)	$19,820	$(29,146)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$55,185	$0	$55,185
Industrials	0	1,863	0	1,863
Utilities	0	10,247	0	10,247
U.S. Government Agencies	0	35,351	0	35,351
U.S. Treasury Obligations	0	1,378,040	0	1,378,040
Non-Agency Mortgage-Backed Securities	0	10,368	16,956	27,324
Asset-Backed Securities	0	32,470	0	32,470
Sovereign Issues	0	43,171	0	43,171
Common Stocks
Consumer Discretionary	5,672	0	0	5,672
Real Estate Investment Trusts
Real Estate	217,610	0	0	217,610
Short-Term Instruments
Certificates of Deposit	0	4,410	0	4,410
Repurchase Agreements	0	632	0	632
Japan Treasury Bills	0	42,579	0	42,579
Mexico Treasury Bills	0	3,829	0	3,829
Argentina Treasury Bills	0	5,421	0	5,421

	$223,282	$1,623,566	$16,956	$1,863,804

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26,633	$0	$0	$26,633

Total Investments	$249,915	$1,623,566	$16,956	$1,890,437

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,147)	$0	$(3,147)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	470	455	0	925
Over the counter	0	14,473	0	14,473

	$470	$14,928	$0	$15,398

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(360)	(1,235)	0	(1,595)
Over the counter	0	(22,353)	0	(22,353)

	$(360)	$(23,588)	$0	$(23,948)

Total Financial Derivative Instruments	$110	$(8,660)	$0	$(8,550)

Totals	$250,025	$1,611,759	$16,956	$1,878,740

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$16,753	$0	$(17,000)	$0	$0	$247	$0	$0	$0	$0
Non-Agency Mortgage-Backed Securities	0	16,924	0	10	0	22	0	0	16,956	22

Totals	$16,753	$16,924	$(17,000)	$10	$0	$269	$0	$0	$16,956	$22

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$16,956	Proxy Pricing	Base Price	99.853

Total	$16,956

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		$5,300	$5,304

Total Loan Participations and Assignments (Cost $5,287)			5,304

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 9.9%
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	115
Ally Financial, Inc.
3.250% due 02/13/2018		$100	101
3.750% due 11/18/2019		200	202
American Tower Corp.
2.800% due 06/01/2020		300	302
Bank of America Corp.
5.750% due 12/01/2017		300	308
Barclays Bank PLC
7.625% due 11/21/2022		900	986
Barclays PLC
8.000% due 12/15/2020 (g)	EUR	2,300	2,664
CIT Group, Inc.
4.250% due 08/15/2017		$6,850	6,918
5.000% due 05/15/2018		3,100	3,125
5.500% due 02/15/2019		100	105
Citigroup, Inc.
1.554% due 05/01/2017		1,800	1,801
Cooperatieve Rabobank UA
1.369% due 04/28/2017		6,800	6,802
8.400% due 06/29/2017 (g)		200	203
Deutsche Bank AG
4.250% due 10/14/2021		11,000	11,284
Dexia Credit Local S.A.
1.300% due 06/05/2018		20,700	20,654
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		19,900	19,915
General Motors Financial Co., Inc.
3.000% due 09/25/2017		32,800	33,000
Goldman Sachs Group, Inc.
1.725% due 06/04/2017		26,200	26,224
International Lease Finance Corp.
6.250% due 05/15/2019		1,800	1,940
8.875% due 09/01/2017		1,400	1,444
KBC Bank NV
8.000% due 01/25/2023		400	420
Lloyds Banking Group PLC
7.875% due 06/27/2029 (g)	GBP	2,700	3,764
Navient Corp.
4.625% due 09/25/2017		$400	403
4.875% due 06/17/2019		100	103
5.500% due 01/15/2019		900	935
8.450% due 06/15/2018		100	107
Nykredit Realkredit A/S
1.000% due 04/01/2017	DKK	21,700	3,115
2.000% due 04/01/2017		70,300	10,080
Realkredit Danmark A/S
1.000% due 04/01/2017		210,000	30,114
2.000% due 04/01/2017		113,900	16,339
Santander Holdings USA, Inc.
2.504% due 11/24/2017		$500	503
Springleaf Finance Corp.
6.900% due 12/15/2017		100	103
Synchrony Financial
2.438% due 11/09/2017		3,800	3,822
Toronto-Dominion Bank
2.250% due 03/15/2021		5,000	4,988
UBS Group Funding Jersey Ltd.
2.803% due 04/14/2021		18,300	18,932
Unibail-Rodamco SE
1.793% due 04/16/2019		5,700	5,681

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vonovia Finance BV
3.200% due 10/02/2017		$8,600	$8,650
Waha Aerospace BV
3.925% due 07/28/2020		700	720

			246,872

INDUSTRIALS 0.4%
Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	114
Altice Luxembourg S.A.
7.750% due 05/15/2022		$200	213
BAT International Finance PLC
2.750% due 06/15/2020		100	101
D.R. Horton, Inc.
3.750% due 03/01/2019		100	102
Deutsche Telekom International Finance BV
1.500% due 09/19/2019		100	98
Diamond Finance Corp.
3.480% due 06/01/2019		400	410
DISH DBS Corp.
4.625% due 07/15/2017		1,000	1,009
ERAC USA Finance LLC
2.800% due 11/01/2018		100	101
5.250% due 10/01/2020		100	108
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	513
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		$200	223
9.000% due 02/01/2019		100	112
Kinder Morgan, Inc.
7.250% due 06/01/2018		200	212
Regency Energy Partners LP
5.750% due 09/01/2020		100	108
Ryder System, Inc.
2.450% due 09/03/2019		100	101
Sky PLC
2.625% due 09/16/2019		100	101
Southern Co.
2.750% due 06/15/2020		100	101
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		100	100
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017		5,000	5,005
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		200	198
Time Warner Cable LLC
5.000% due 02/01/2020		200	213
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		400	399
2.450% due 11/20/2019		300	301

			9,943

UTILITIES 0.2%
AT&T, Inc.
1.617% due 01/15/2020		2,800	2,820
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		100	106
IPALCO Enterprises, Inc.
5.000% due 05/01/2018		1,800	1,859
Plains All American Pipeline LP
2.600% due 12/15/2019		100	100
SSE PLC
5.625% due 10/01/2017 (g)	EUR	300	328
Verizon Communications, Inc.
3.500% due 11/01/2021		$411	422

			5,635

Total Corporate Bonds & Notes (Cost $264,138)			262,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 5.8%
Fannie Mae
1.412% due 10/25/2036 - 09/25/2041 †	$5,969	$5,968
1.432% due 08/25/2037	1,555	1,558
1.532% due 02/25/2042 †	30,587	30,962
1.582% due 01/25/2042 †	8,864	9,034
1.662% due 02/25/2041	605	614
2.125% due 04/24/2026	6,400	6,116
3.069% due 05/01/2038	11,572	12,287
3.500% due 02/01/2045	277	284
3.909% due 02/25/2018 (a)	3,929	38
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047	16,000	15,857
3.500% due 05/01/2032 - 06/01/2047	52,000	53,076
Freddie Mac
1.292% due 07/15/2036	266	266
1.362% due 05/15/2032 - 09/15/2042	4,030	4,035
1.512% due 12/15/2037	1,070	1,073
1.532% due 10/15/2037	2,197	2,228
Ginnie Mae
0.924% due 10/16/2053 (a)	4,998	180
NCUA Guaranteed Notes
1.337% due 12/08/2020	1,094	1,100
Small Business Administration
4.840% due 05/01/2025	193	204
4.990% due 09/01/2024	169	179
5.160% due 02/01/2028	113	122
5.310% due 05/01/2027	285	307
5.510% due 11/01/2027	105	113
5.820% due 06/01/2026	188	202
5.870% due 07/01/2028	78	87
6.020% due 08/01/2028	41	46
6.770% due 11/01/2028	254	286

Total U.S. Government Agencies (Cost $146,085)		146,222

U.S. TREASURY OBLIGATIONS 13.0%
U.S. Treasury Bonds
3.000% due 05/15/2045 †	2,010	1,998
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2018 (k)	39,774	40,121
0.125% due 04/15/2019 (k)	23,082	23,427
0.125% due 04/15/2020	7,778	7,897
0.125% due 07/15/2022	3,390	3,419
0.125% due 01/15/2023	4,840	4,841
0.125% due 07/15/2024	3,989	3,955
0.125% due 07/15/2026	11,753	11,476
0.375% due 07/15/2023	282	286
0.375% due 07/15/2025 (k)†	18,127	18,184
0.375% due 07/15/2025 (m)	1,229	1,233
0.375% due 01/15/2027 (k)†	35,290	35,165
0.625% due 07/15/2021 (k)(m)	1,293	1,342
0.625% due 01/15/2024	21,129	21,647
0.750% due 02/15/2042	13,102	12,624
1.250% due 07/15/2020 (k)	9,366	9,914
1.375% due 07/15/2018 (k)	5,034	5,209
1.375% due 02/15/2044 (k)†	3,189	3,522
1.375% due 02/15/2044	17,892	19,764
1.625% due 01/15/2018 (k)	1,159	1,184
1.750% due 01/15/2028	104	118
2.125% due 02/15/2040	1,315	1,661
2.125% due 02/15/2041	111	141
2.500% due 01/15/2029 (k)†	29,807	36,491
2.500% due 01/15/2029	25,010	30,619
3.875% due 04/15/2029	3,162	4,378
U.S. Treasury Notes
1.625% due 05/15/2026 (m)	28,700	26,921

Total U.S. Treasury Obligations (Cost $325,946)		327,537

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%
Adjustable Rate Mortgage Trust
3.956% due 07/25/2035		$511	$499
Ally Financial, Inc.
2.500% due 12/15/2017 (h)		16,000	15,958
American Home Mortgage Investment Trust
1.562% due 02/25/2045		141	140
2.862% due 09/25/2045		5	5
Banc of America Funding Trust
3.183% due 05/20/2036 ^		942	920
BCAP LLC Trust
3.224% due 01/26/2034		194	192
4.000% due 02/26/2037		119	119
Bear Stearns Adjustable Rate Mortgage Trust
3.352% due 01/25/2035		573	566
Bear Stearns ALT-A Trust
4.768% due 07/25/2035 ^		1,338	1,069
Bear Stearns Structured Products, Inc. Trust
3.504% due 01/26/2036		168	154
CDGJ Commercial Mortgage Trust
2.312% due 12/15/2027		6,133	6,150
Chase Mortgage Finance Trust
3.275% due 02/25/2037		512	517
3.358% due 02/25/2037		321	320
5.500% due 12/25/2022 ^		643	523
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.262% due 01/25/2035		15	14
Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049		3,204	3,209
Citigroup Mortgage Loan Trust, Inc.
2.990% due 11/25/2035		417	401
Countrywide Alternative Loan Trust
5.500% due 10/25/2033		1,440	1,468
6.500% due 09/25/2037 ^		2,288	1,632
Countrywide Home Loan Mortgage Pass-Through Trust
3.060% due 11/20/2034		891	896
Credit Suisse First Boston Mortgage Securities Corp.
3.321% due 04/25/2034		43	42
Credit Suisse Mortgage Capital Certificates
3.211% due 12/27/2046		385	380
6.000% due 05/27/2037		68	70
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035		340	339
Eurosail PLC
0.644% due 06/13/2045	GBP	7	9
1.294% due 06/13/2045		3,302	3,951
F-E Mortgages SRL
0.014% due 12/15/2043	EUR	2,095	2,233
First Horizon Alternative Mortgage Securities Trust
3.116% due 04/25/2035		$743	726
Grecale RMBS SRL
0.172% due 01/27/2061	EUR	2,340	2,496
GS Mortgage Securities Trust
3.849% due 12/10/2043		$611	629
GSR Mortgage Loan Trust
3.087% due 09/25/2035		35	37
3.163% due 11/25/2035		611	589
HarborView Mortgage Loan Trust
1.108% due 03/19/2037		1,550	1,374
1.288% due 11/19/2035		1,350	1,108
1.318% due 06/20/2035		812	784
HomeBanc Mortgage Trust
1.312% due 10/25/2035		629	613
IndyMac Mortgage Loan Trust
3.384% due 11/25/2035 ^		538	504
JPMorgan Chase Commercial Mortgage Securities Trust
5.829% due 02/12/2049		950	950
JPMorgan Mortgage Trust
3.103% due 07/25/2035		311	310
3.367% due 04/25/2035		98	99
Marche Mutui SRL
0.062% due 02/25/2055	EUR	61	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.922% due 01/27/2064	EUR	1,697	$1,815
MASTR Adjustable Rate Mortgages Trust
3.050% due 11/21/2034		$516	529
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.652% due 09/15/2030		222	218
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.392% due 06/15/2030		22	21
Merrill Lynch Mortgage Investors Trust
2.710% due 10/25/2035		104	104
2.840% due 06/25/2035		711	697
3.010% due 12/25/2034		224	224
3.176% due 05/25/2036		42	41
5.250% due 08/25/2036		654	669
Morgan Stanley Re-REMIC Trust
5.949% due 08/15/2045		63	63
Residential Accredit Loans, Inc. Trust
1.162% due 06/25/2046		140	61
1.282% due 01/25/2035		555	550
6.000% due 09/25/2036		475	401
6.000% due 09/25/2036 ^		1,242	1,048
Structured Adjustable Rate Mortgage Loan Trust
1.734% due 11/25/2034		1,557	1,475
Structured Asset Mortgage Investments Trust
1.192% due 05/25/2036		185	143
1.658% due 05/19/2035		123	121
Thornburg Mortgage Securities Trust
3.104% due 03/25/2037		5,789	5,069
Thrones PLC
1.860% due 07/20/2044	GBP	47	60
Vornado DP LLC Trust
2.970% due 09/13/2028		$792	807
WaMu Mortgage Pass-Through Certificates Trust
1.722% due 11/25/2034		538	514
1.782% due 01/25/2045		689	639
2.826% due 10/25/2034		115	115
2.846% due 06/25/2034		126	127
2.873% due 01/25/2035		123	125
Wells Fargo Mortgage-Backed Securities Trust
2.907% due 06/25/2033		82	83
3.029% due 12/25/2034		67	66
3.034% due 03/25/2036		11	11
3.099% due 03/25/2035		357	360
3.144% due 04/25/2036		15	14
3.337% due 04/25/2036		1,111	1,022
5.000% due 03/25/2036		50	49

Total Non-Agency Mortgage-Backed Securities (Cost $70,299)			69,301

ASSET-BACKED SECURITIES 3.7%
ACE Securities Corp. Home Equity Loan Trust
1.657% due 05/25/2035		346	346
1.852% due 05/25/2035		837	736
1.882% due 12/25/2034		759	709
Atlas Senior Loan Fund Ltd.
2.269% due 01/30/2024		1,890	1,893
Bear Stearns Asset-Backed Securities Trust
1.482% due 09/25/2046		814	594
CIFC Funding Ltd.
2.239% due 01/29/2025		4,500	4,503
Countrywide Asset-Backed Certificates Trust
1.762% due 11/25/2034		625	613
1.837% due 08/25/2034		247	243
Dryden Senior Loan Fund
2.223% due 01/15/2025		6,100	6,107
EFS Volunteer LLC
1.888% due 10/26/2026		57	58
Finn Square CLO Ltd.
2.367% due 12/24/2023		1,011	1,013
Fremont Home Loan Trust
1.222% due 10/25/2036		$8,296	$4,396
1.462% due 07/25/2035		345	345

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
1.182% due 11/25/2036		$1,233	$741
Harbourmaster CLO BV
0.111% due 05/08/2023	EUR	1,100	1,170
Highlander Euro CDO BV
0.000% due 05/01/2023		1,130	1,203
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 11/25/2034		$1,085	1,045
Jubilee CDO BV
0.000% due 07/30/2024	EUR	2,460	2,621
Long Beach Mortgage Loan Trust
1.807% due 06/25/2035		$488	486
Madison Park Funding Ltd.
1.275% due 02/26/2021		4,600	4,599
Massachusetts Educational Financing Authority
1.988% due 04/25/2038		1,590	1,587
MASTR Asset-Backed Securities Trust
1.657% due 10/25/2035		321	319
Morgan Stanley ABS Capital, Inc. Trust
1.912% due 03/25/2035		400	395
2.017% due 07/25/2035		7,435	6,479
Morgan Stanley Home Equity Loan Trust
1.687% due 08/25/2035		759	746
Nelnet Student Loan Trust
1.818% due 07/27/2048		1,694	1,712
New Century Home Equity Loan Trust
1.472% due 07/25/2035		501	496
North Carolina State Education Assistance Authority
1.782% due 07/25/2039		7,722	7,712
OFSI Fund Ltd.
2.020% due 04/17/2025		6,500	6,512
OHA Credit Partners Ltd.
1.000% due 10/20/2025		6,200	6,200
Palmer Square CLO Ltd.
0.000% due 10/17/2027 (b)		5,900	5,924
2.423% due 10/17/2025		4,900	4,900
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.482% due 07/25/2035		669	669
1.957% due 10/25/2034		124	123
Residential Asset Mortgage Products Trust
1.777% due 06/25/2035		466	441
Residential Asset Securities Corp. Trust
1.362% due 02/25/2036		400	377
SLM Student Loan Trust
2.538% due 04/25/2023		6,809	6,952
Soundview Home Loan Trust
1.932% due 10/25/2037		1,776	1,307
Structured Asset Securities Corp. Mortgage Loan Trust
2.284% due 04/25/2035		229	218
TICP CLO Ltd.
0.000% due 07/20/2026 (b)		2,600	2,600
Venture CDO Ltd.
1.260% due 01/20/2022		2,117	2,106
1.261% due 07/22/2021		259	258
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		144	146
Wells Fargo Home Equity Asset-Backed Securities Trust
1.242% due 05/25/2036		550	535

Total Asset-Backed Securities (Cost $90,839)			92,135

SOVEREIGN ISSUES 5.8%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	6,400	7,137
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (d)	BRL	189,810	57,738
0.000% due 01/01/2018 (d)		256,700	76,483
Kommunalbanken A/S
1.375% due 06/08/2017		$1,900	1,901

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	3,234	$2,277

Total Sovereign Issues (Cost $141,182)			145,536

SHORT-TERM INSTRUMENTS 34.9%

CERTIFICATES OF DEPOSIT 2.7%
Barclays Bank PLC
1.804% due 11/06/2017		$11,900	11,925
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		4,300	4,311
Natixis S.A.
1.846% due 09/25/2017		19,700	19,747
Norinchukin Bank
1.733% due 10/12/2017		25,200	25,272
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		7,200	7,220

			68,475

REPURCHASE AGREEMENTS (i) 22.1%
			555,086

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.1%
Federal Home Loan Bank
0.528% due 04/13/2017 (d)(e)†		$1,052	$1,052
0.537% due 04/21/2017 (d)(e)†		286	286
0.558% due 05/22/2017 (d)(e)†		3,060	3,057
0.700% due 04/03/2017 (d)(e)		23,000	23,000
0.710% due 04/03/2017 (d)(e)†		101,000	101,000

			128,395

MEXICO TREASURY BILLS 0.3%
6.745% due 05/25/2017 - 01/04/2018 (c)(d)	MXN	142,370	7,390

U.S. TREASURY BILLS 4.7%
0.617% due 04/20/2017 - 05/04/2017 (c)(d)(k)(m)†		$117,980	117,925

Total Short-Term Instruments (Cost $876,729)			877,271

Total Investments in Securities (Cost $1,920,505)			1,925,756

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 26.4%

SHORT-TERM INSTRUMENTS 26.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.4%
PIMCO Short-Term Floating NAV Portfolio III	67,152,059	$663,865

Total Short-Term Instruments (Cost $663,846)		663,865

Total Investments in Affiliates (Cost $663,846)		663,865

Total Investments 103.1% (Cost $2,584,351)		$2,589,621

Financial Derivative Instruments (j)(l) 1.3% (Cost or Premiums, net $725)		31,739

Other Assets and Liabilities, net (4.4)%		(108,576)

Net Assets 100.0%		$2,512,784

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund III, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$ 15,938	$15,958	0.64%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	1.000	% †	03/31/2017	04/03/2017	$140,000	U.S. Treasury Notes 2.000% due 08/31/2021	$(143,029)	$140,000	$140,012
DEU	0.960		03/31/2017	04/03/2017	16,500	U.S. Treasury Notes 0.750% due 07/15/2019	(16,914)	16,500	16,501
JPS	0.950	†	03/31/2017	04/03/2017	100,000	U.S. Treasury Notes 2.000% due 02/15/2025	(102,441)	100,000	100,008
NOM	0.760		03/28/2017	04/04/2017	50,000	U.S. Treasury Notes 2.375% due 08/15/2024	(50,938)	50,000	50,006
	0.900		03/31/2017	04/03/2017	114,800	U.S. Treasury Notes 2.250% due 01/31/2024	(117,042)	114,800	114,809
	0.970		03/31/2017	04/03/2017	5,200	U.S. Treasury Notes 2.125% due 05/15/2025	(5,315)	5,200	5,201
RDR	1.000	†	03/31/2017	04/03/2017	112,700	U.S. Treasury Notes 0.625% - 1.375% due 09/30/2017 - 05/31/2021	(115,121)	112,700	112,709
SSB	0.050	†	03/31/2017	04/03/2017	15,886	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(16,207)	15,886	15,886

Total Repurchase Agreements							$(567,007)	$555,086	$555,132

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$5,000	$(5,259)	$(5,245)

Total Short Sales				$(5,259)	$(5,245)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
PIMCO CommoditiesPLUS® Strategy Fund
Global/Master Repurchase Agreement
DEU	$16,501	$0	$0	$16,501	$(16,914)	$(413)
NOM	170,016	0	0	170,016	(173,596)	(3,580)
SSB	15,886	0	0	15,886	(16,207)	(321)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BSN	140,012	0	0	140,012	(143,029)	(3,017)
JPS	100,008	0	0	100,008	(102,441)	(2,433)
RDR	112,709	0	0	112,709	(115,121)	(2,412)

Total Borrowings and Other Financing Transactions	$555,132	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(8,711) at a weighted average interest rate of 0.163%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Brent Crude Spread April Futures †	$68.000	04/28/2017	23	$31	$0
Call - NYMEX Brent Crude Spread August Futures †	68.000	08/31/2017	23	31	6
Call - NYMEX Brent Crude Spread December Futures †	68.000	12/29/2017	23	31	20
Call - NYMEX Brent Crude Spread July Futures †	68.000	07/31/2017	23	31	4
Call - NYMEX Brent Crude Spread June Futures †	68.000	06/30/2017	23	31	2
Call - NYMEX Brent Crude Spread May Futures †	68.000	05/31/2017	23	31	0
Call - NYMEX Brent Crude Spread November Futures †	68.000	11/30/2017	23	31	16
Call - NYMEX Brent Crude Spread October Futures †	68.000	10/31/2017	23	31	12
Call - NYMEX Brent Crude Spread September Futures †	68.000	09/29/2017	23	31	9
Put - NYMEX Crude Calendar Spread August Futures †	0.500	07/21/2017	77	8	4
Put - NYMEX Crude Calendar Spread December Futures †	0.500	11/17/2017	77	9	5
Put - NYMEX Crude Calendar Spread July Futures †	0.500	06/19/2017	77	9	5
Put - NYMEX Crude Calendar Spread November Futures †	0.500	10/19/2017	77	9	5
Put - NYMEX Crude Calendar Spread October Futures †	0.500	09/19/2017	77	9	5
Put - NYMEX Crude Calendar Spread September Futures †	0.500	08/21/2017	77	9	5
Put - NYMEX Crude December Futures †	48.000	11/15/2017	490	1,577	1,411
Call - NYMEX Crude December Futures †	63.000	11/15/2017	490	1,027	460
Call - NYMEX Crude December Futures †	60.000	11/14/2018	147	493	472
Call - NYMEX Crude December Futures †	64.000	11/14/2018	533	1,767	1,155
Call - NYMEX Natural Gas August Futures †	3.950	07/26/2017	23	34	15
Call - NYMEX Natural Gas July Futures †	3.950	06/27/2017	23	34	10
Call - NYMEX Natural Gas June Futures †	3.950	05/25/2017	23	34	4

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Natural Gas May Futures †	$3.950	04/25/2017	23	$34	$1
Call - NYMEX Natural Gas October Futures †	3.950	09/26/2017	23	34	25
Call - NYMEX Natural Gas September Futures †	3.950	08/28/2017	23	34	20
Call - NYMEX WTI Crude December Futures †	66.000	12/29/2017	46	77	31
Call - NYMEX WTI Crude November Futures †	66.000	11/30/2017	46	77	26
Call - NYMEX WTI Crude October Futures †	66.000	10/31/2017	46	77	20
Call - NYMEX WTI-Brent Crude Spread December Futures †	2.000	10/30/2018	228	160	48

				$5,791	$3,796

Total Purchased Options				$5,791	$3,796

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude Calendar Spread August Futures †	$1.000	07/21/2017	154	$(7)	$(3)
Put - NYMEX Crude Calendar Spread December Futures †	1.000	11/17/2017	154	(7)	(3)
Put - NYMEX Crude Calendar Spread July Futures †	1.000	06/19/2017	154	(7)	(3)
Put - NYMEX Crude Calendar Spread November Futures †	1.000	10/19/2017	154	(7)	(3)
Put - NYMEX Crude Calendar Spread October Futures †	1.000	09/19/2017	154	(7)	(3)
Put - NYMEX Crude Calendar Spread September Futures †	1.000	08/21/2017	154	(7)	(5)
Call - NYMEX Crude December Futures †	60.000	11/15/2017	147	(250)	(223)
Call - NYMEX Crude December Futures †	64.000	11/15/2017	533	(1,047)	(426)
Call - NYMEX Crude July Futures †	54.000	06/15/2017	216	(192)	(326)
Put - NYMEX Crude June Futures †	44.000	05/17/2017	294	(221)	(62)
Call - NYMEX Crude June Futures †	54.000	05/17/2017	294	(104)	(223)
Call - NYMEX Crude June Futures †	56.000	05/17/2017	300	(204)	(111)
Call - NYMEX Crude June Futures †	57.000	05/17/2017	72	(55)	(19)
Call - NYMEX Crude June Futures †	57.500	05/17/2017	144	(123)	(32)
Call - NYMEX Crude June Futures †	58.000	05/17/2017	228	(190)	(43)
Put - NYMEX Crude November Futures †	45.000	10/17/2018	153	(491)	(589)
Call - NYMEX Iron Ore April Futures †	2.000	04/28/2017	23	(39)	0
Call - NYMEX Iron Ore August Futures †	2.000	08/31/2017	23	(39)	(9)
Call - NYMEX Iron Ore December Futures †	2.000	12/29/2017	23	(39)	(32)
Call - NYMEX Iron Ore July Futures †	2.000	07/31/2017	23	(39)	(5)
Call - NYMEX Iron Ore June Futures †	2.000	06/30/2017	23	(39)	(2)
Call - NYMEX Iron Ore May Futures †	2.000	05/31/2017	23	(39)	0
Call - NYMEX Iron Ore November Futures †	2.000	11/30/2017	23	(39)	(24)
Call - NYMEX Iron Ore October Futures †	2.000	10/31/2017	23	(39)	(19)
Call - NYMEX Iron Ore September Futures †	2.000	09/29/2017	23	(39)	(12)
Put - NYMEX Natural Gas August Futures †	2.950	07/26/2017	23	(29)	(21)
Put - NYMEX Natural Gas July Futures †	2.850	06/27/2017	119	(54)	(60)
Put - NYMEX Natural Gas July Futures †	2.950	06/27/2017	23	(29)	(17)
Put - NYMEX Natural Gas June Futures †	2.700	05/25/2017	58	(34)	(11)
Put - NYMEX Natural Gas June Futures †	2.750	05/25/2017	234	(147)	(56)
Put - NYMEX Natural Gas June Futures †	2.800	05/25/2017	124	(82)	(38)
Put - NYMEX Natural Gas June Futures †	2.900	05/25/2017	238	(164)	(117)
Put - NYMEX Natural Gas June Futures †	2.950	05/25/2017	23	(29)	(14)
Put - NYMEX Natural Gas May Futures †	2.800	04/25/2017	220	(75)	(32)
Put - NYMEX Natural Gas May Futures †	2.900	04/25/2017	199	(96)	(53)
Put - NYMEX Natural Gas May Futures †	2.950	04/25/2017	82	(57)	(29)
Call - NYMEX Natural Gas May Futures †	3.400	04/25/2017	220	(81)	(95)
Put - NYMEX Natural Gas October Futures †	2.950	09/26/2017	23	(29)	(32)
Put - NYMEX Natural Gas September Futures †	2.950	08/28/2017	23	(29)	(27)
Call - NYMEX RBOB Gasoline December Futures †	185.000	12/29/2017	46	(96)	(62)
Call - NYMEX RBOB Gasoline November Futures †	185.000	11/30/2017	46	(96)	(55)
Call - NYMEX RBOB Gasoline October Futures †	185.000	10/31/2017	46	(96)	(49)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2017	273	(93)	(35)
Put - NYMEX WTI-Brent Crude Spread December Futures †	3.000	10/30/2017	273	(68)	(98)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	308	(330)	(139)
Put - NYMEX WTI-Brent Crude Spread December Futures †	4.000	10/30/2018	80	(18)	(30)
Put - NYMEX WTI-Brent Crude Spread June Futures †	2.000	04/27/2018	159	(119)	(145)
Put - NYMEX WTI-Brent Crude Spread June Futures †	3.000	04/27/2018	76	(32)	(40)

				$(5,153)	$(3,432)

Total Written Options				$(5,153)	$(3,432)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures †	Short	07/2017	394	$(746)	$0	$0
Aluminum May Futures †	Short	05/2017	53	(61)	0	0
Arabica Coffee July Futures †	Long	07/2017	53	14	0	(1)
Arabica Coffee May Futures †	Short	05/2017	36	35	0	0
Arabica Coffee September Futures †	Short	09/2017	227	(60)	4	0
Brent (ICE) Calendar Swap Futures April Futures †	Short	04/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures April Futures †	Short	04/2018	21	22	0	(7)
Brent (ICE) Calendar Swap Futures August Futures †	Short	08/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures August Futures †	Short	08/2018	22	30	0	(8)
Brent (ICE) Calendar Swap Futures December Futures †	Short	12/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures December Futures †	Short	12/2018	22	34	0	(8)
Brent (ICE) Calendar Swap Futures February Futures †	Short	02/2018	22	21	0	(8)
Brent (ICE) Calendar Swap Futures January Futures †	Short	01/2018	22	20	0	(8)
Brent (ICE) Calendar Swap Futures July Futures †	Short	07/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures July Futures †	Short	07/2018	22	28	0	(8)
Brent (ICE) Calendar Swap Futures June Futures †	Short	06/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures June Futures †	Short	06/2018	22	27	0	(8)
Brent (ICE) Calendar Swap Futures March Futures †	Short	03/2018	22	22	0	(8)
Brent (ICE) Calendar Swap Futures May Futures †	Short	05/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures May Futures †	Short	05/2018	21	24	0	(7)
Brent (ICE) Calendar Swap Futures November Futures †	Short	11/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures November Futures †	Short	11/2018	22	33	0	(8)
Brent (ICE) Calendar Swap Futures October Futures †	Short	10/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures October Futures †	Short	10/2018	22	33	0	(8)
Brent (ICE) Calendar Swap Futures September Futures †	Short	09/2017	1	(1)	0	0
Brent (ICE) Calendar Swap Futures September Futures †	Short	09/2018	22	32	0	(8)
Brent (ICE) Dubai Futures October Futures †	Long	10/2017	167	(42)	0	0
Brent (ICE) Dubai Futures April Futures †	Long	04/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures August Futures †	Long	08/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures December Futures †	Long	12/2017	167	(39)	0	0
Brent (ICE) Dubai Futures December Futures †	Long	12/2018	15	0	0	0
Brent (ICE) Dubai Futures February Futures †	Long	02/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures January Futures †	Long	01/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures July Futures †	Long	07/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures June Futures †	Long	06/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures March Futures †	Long	03/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures May Futures †	Long	05/2018	15	(2)	0	(2)
Brent (ICE) Dubai Futures November Futures †	Long	11/2017	167	(40)	0	0
Brent (ICE) Dubai Futures November Futures †	Long	11/2018	15	0	0	0
Brent (ICE) Dubai Futures October Futures †	Long	10/2018	15	(1)	0	(1)
Brent (ICE) Dubai Futures September Futures †	Long	09/2018	15	(2)	0	(2)
Brent Crude April Futures †	Short	02/2018	94	(95)	0	(35)
Brent Crude August Futures †	Long	08/2017	20	17	8	0
Brent Crude December Futures †	Short	10/2017	1,839	1,764	0	(722)
Brent Crude December Futures †	Long	10/2018	4,536	1,394	1,588	0
Brent Crude December Futures †	Long	10/2019	3,550	2,675	1,207	0
Brent Crude December Futures †	Short	10/2020	1,441	(1,063)	0	(404)
Brent Crude January Futures †	Long	11/2017	188	194	73	0
Brent Crude July Futures †	Long	05/2017	416	(921)	166	0
Brent Crude June Futures †	Long	04/2017	472	229	189	0
Brent Crude June Futures †	Short	04/2018	1,236	4,518	0	(433)
Brent Crude June Futures †	Short	04/2019	1,968	(848)	0	(689)
Brent Crude June Futures †	Short	05/2020	334	(219)	0	(100)
Brent Crude March Futures †	Short	01/2019	501	(820)	0	(175)
Brent Crude October Futures †	Short	08/2017	94	(98)	0	(37)
Brent Crude September Futures †	Short	07/2017	367	(331)	0	(142)
Brent Crude September Futures †	Short	07/2018	1,021	(492)	0	(357)
Call Options Strike @ USD 58.000 on Brent Crude July Futures †	Short	05/2017	228	7	0	(16)
Call Options Strike @ USD 61.000 on Brent Crude June Futures †	Short	04/2017	156	115	0	0
Call Options Strike @ USD 61.500 on Brent Crude June Futures †	Short	04/2017	156	122	0	0
Call Options Strike @ USD 62.000 on Brent Crude June Futures †	Short	04/2017	312	230	0	0
Call Options Strike @ USD 65.000 on Brent Crude December Futures †	Short	10/2017	490	597	0	(44)
Canola November Futures †	Long	11/2017	558	(63)	0	(45)
Chicago Ethanol (Platts) December Futures †	Long	12/2017	343	1,123	72	0
Cocoa December Futures †	Short	12/2017	171	(2)	5	0
Cocoa May Futures †	Long	05/2017	47	(4)	3	(5)
Cocoa May Futures †	Short	05/2017	120	(82)	1	0
Cocoa September Futures †	Long	09/2017	171	5	0	(3)

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa September Futures †	Short	09/2017	47	$6	$7	$(2)
Copper December Futures †	Long	12/2017	571	(498)	0	(228)
Copper December Futures †	Short	12/2017	259	698	0	0
Copper July Futures †	Long	07/2017	19	(96)	0	0
Copper July Futures †	Short	07/2017	56	(31)	25	0
Copper May Futures †	Long	05/2017	31	16	0	(15)
Corn December Futures †	Long	12/2017	226	73	133	0
Corn July Futures †	Short	07/2017	1,562	(488)	0	(527)
Corn March Futures †	Long	03/2018	1,201	215	450	0
Corn May Futures †	Short	05/2017	100	(23)	0	(34)
Corn September Futures †	Short	09/2017	1,201	640	0	(454)
Cotton No. 2 December Futures †	Long	12/2017	414	(59)	83	0
Cotton No. 2 July Futures †	Short	07/2017	143	16	0	(71)
Cotton No. 2 May Futures †	Short	05/2017	392	(205)	0	(216)
EIA Flat Tax On-Highway Diesel Swap April Futures †	Short	04/2017	5	(9)	0	(2)
EIA Flat Tax On-Highway Diesel Swap August Futures †	Short	08/2017	5	(18)	0	(3)
EIA Flat Tax On-Highway Diesel Swap December Futures †	Short	12/2017	5	(18)	0	(3)
EIA Flat Tax On-Highway Diesel Swap July Futures †	Short	07/2017	5	(17)	0	(3)
EIA Flat Tax On-Highway Diesel Swap June Futures †	Short	06/2017	5	(16)	0	(3)
EIA Flat Tax On-Highway Diesel Swap May Futures †	Short	05/2017	5	(13)	0	(2)
EIA Flat Tax On-Highway Diesel Swap November Futures †	Short	11/2017	5	(19)	0	(3)
EIA Flat Tax On-Highway Diesel Swap October Futures †	Short	10/2017	5	(21)	0	(3)
EIA Flat Tax On-Highway Diesel Swap September Futures †	Short	09/2017	5	(18)	0	(3)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	34	1	1	(11)
Euro-Rapeseed November Futures †	Long	10/2017	1,267	(1,554)	0	(220)
Gas Oil December Futures †	Long	12/2017	538	482	13	0
Gas Oil December Futures †	Long	12/2018	1,754	(363)	132	0
Gas Oil July Futures †	Short	07/2017	224	(454)	6	0
Gas Oil June Futures †	Short	06/2017	538	(528)	27	0
Gas Oil June Futures †	Short	06/2018	877	1,162	0	(44)
Gas Oil June Futures †	Short	06/2019	877	96	0	(88)
Gas Oil May Futures †	Long	05/2017	37	43	0	(2)
Gas Oil September Futures †	Long	09/2017	452	172	0	0
Gold 100 oz. August Futures †	Short	08/2017	65	(262)	0	(20)
Gold 100 oz. December Futures †	Long	12/2017	168	(128)	52	0
Gold 100 oz. December Futures †	Long	12/2018	451	(363)	140	0
Gold 100 oz. June Futures †	Short	06/2017	137	(465)	0	(44)
Gulf Coast ULSD (Platts) Swap April Futures †	Long	04/2017	5	18	2	0
Gulf Coast ULSD (Platts) Swap August Futures †	Long	08/2017	5	24	3	0
Gulf Coast ULSD (Platts) Swap December Futures †	Long	12/2017	5	24	3	0
Gulf Coast ULSD (Platts) Swap July Futures †	Long	07/2017	5	22	3	0
Gulf Coast ULSD (Platts) Swap June Futures †	Long	06/2017	5	20	3	0
Gulf Coast ULSD (Platts) Swap May Futures †	Long	05/2017	5	19	2	0
Gulf Coast ULSD (Platts) Swap November Futures †	Long	11/2017	5	25	3	0
Gulf Coast ULSD (Platts) Swap October Futures †	Long	10/2017	5	27	3	0
Gulf Coast ULSD (Platts) Swap September Futures †	Long	09/2017	5	26	3	0
Hard Red Winter Wheat December Futures †	Long	12/2017	92	6	10	0
Hard Red Winter Wheat July Futures †	Long	07/2017	1,126	(183)	197	0
Hard Red Winter Wheat May Futures †	Short	05/2017	112	20	0	(18)
Henry Hub Natural Gas April Futures †	Long	03/2018	1,088	590	0	(52)
Henry Hub Natural Gas April Futures †	Long	03/2019	56	(29)	0	(4)
Henry Hub Natural Gas August Futures †	Long	07/2018	8	(4)	0	0
Henry Hub Natural Gas August Futures †	Long	07/2019	56	(23)	0	(4)
Henry Hub Natural Gas December Futures †	Long	11/2018	8	0	0	0
Henry Hub Natural Gas December Futures †	Long	11/2019	56	10	0	(3)
Henry Hub Natural Gas February Futures †	Long	01/2018	8	9	0	0
Henry Hub Natural Gas February Futures †	Long	01/2019	56	33	0	(3)
Henry Hub Natural Gas January Futures †	Long	12/2017	8	10	0	0
Henry Hub Natural Gas January Futures †	Long	12/2018	56	38	0	(3)
Henry Hub Natural Gas July Futures †	Long	06/2018	8	(4)	0	0
Henry Hub Natural Gas July Futures †	Long	06/2019	56	(24)	0	(4)
Henry Hub Natural Gas June Futures †	Long	05/2018	8	(4)	0	0
Henry Hub Natural Gas June Futures †	Long	05/2019	56	(29)	0	(4)
Henry Hub Natural Gas March Futures †	Short	02/2018	1,108	(1,359)	25	0
Henry Hub Natural Gas March Futures †	Long	02/2019	56	23	0	(3)
Henry Hub Natural Gas May Futures †	Long	04/2018	8	(5)	0	0
Henry Hub Natural Gas May Futures †	Long	04/2019	56	(32)	0	(4)
Henry Hub Natural Gas November Futures †	Long	10/2018	8	(3)	0	0
Henry Hub Natural Gas November Futures †	Long	10/2019	56	(9)	0	(3)
Henry Hub Natural Gas October Futures †	Long	09/2018	8	(4)	0	0
Henry Hub Natural Gas October Futures †	Long	09/2019	56	(18)	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas September Futures †	Long	08/2018	8	$(4)	$0	$0
Henry Hub Natural Gas September Futures †	Long	08/2019	56	(23)	0	(4)
Henry Hub Natural Gas Swap April Futures †	Long	03/2018	4,131	760	0	(201)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	8	(4)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2018	788	(273)	0	(46)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	8	(3)	0	(1)
Henry Hub Natural Gas Swap December Futures †	Long	11/2018	788	98	0	(37)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	8	2	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2018	769	991	19	(15)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	8	5	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2017	788	1,100	21	(12)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	8	6	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2018	788	(279)	0	(46)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	8	(3)	0	(1)
Henry Hub Natural Gas Swap June Futures †	Long	05/2018	784	(316)	0	(46)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	8	(4)	0	(1)
Henry Hub Natural Gas Swap March Futures †	Short	02/2018	497	(195)	27	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	8	4	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2018	788	(353)	0	(47)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	8	(4)	0	(1)
Henry Hub Natural Gas Swap November Futures †	Long	10/2018	784	(169)	0	(40)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	8	(1)	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2017	2,062	(3,569)	15	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2018	788	(275)	0	(46)
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	8	(2)	0	(1)
Henry Hub Natural Gas Swap September Futures †	Long	08/2018	784	(308)	0	(46)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	8	(3)	0	(1)
Lead July Futures †	Long	07/2017	59	92	0	0
Lean Hogs June Futures †	Long	06/2017	121	(80)	0	(19)
Live Cattle April Futures †	Short	04/2017	153	50	15	0
Live Cattle August Futures †	Long	08/2017	153	(23)	1	(12)
Live Cattle June Futures †	Short	06/2017	155	(306)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2017	69	26	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2017	69	0	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2017	69	(3)	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2017	69	4	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2017	69	7	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2017	69	14	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2017	69	(3)	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2017	69	(3)	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2017	69	(3)	0	(3)
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2017	7	14	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2017	7	13	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2017	7	12	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2017	7	13	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2017	7	13	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2017	7	14	0	0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2017	7	12	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2017	7	12	0	(1)
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2017	7	13	0	(1)
Mont Belvieu Ethane 5 Decimal (OPIS) Swap August Futures †	Short	08/2017	5	8	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap December Futures †	Short	12/2017	5	3	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap July Futures †	Short	07/2017	5	9	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	5	10	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap November Futures †	Short	11/2017	5	4	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap October Futures †	Short	10/2017	5	5	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap September Futures †	Short	09/2017	5	7	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) January Futures †	Long	01/2018	46	46	0	(2)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) April Futures †	Long	04/2018	46	(116)	0	(9)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) February Futures †	Long	02/2018	46	29	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) June Futures †	Long	06/2018	46	(124)	0	(12)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) March Futures †	Long	03/2018	46	(62)	0	(10)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) May Futures †	Long	05/2018	46	(124)	0	(11)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2017	5	19	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2018	46	(103)	0	(10)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2017	5	24	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2018	46	(54)	0	(9)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2017	5	17	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2018	46	(114)	0	(10)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures †	Long	06/2017	5	(15)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2017	5	23	0	0

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2018	46	$(66)	$0	$(10)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2017	5	22	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2018	46	(77)	0	(10)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2017	5	21	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2018	46	(88)	0	(10)
Natural Gas April Futures †	Long	03/2018	2,299	(191)	0	(438)
Natural Gas August Futures †	Long	07/2017	1,581	1,578	0	(47)
Natural Gas January Futures †	Long	12/2017	120	(20)	1	(22)
Natural Gas July Futures †	Short	06/2017	625	(61)	6	0
Natural Gas June Futures †	Short	05/2017	595	(1,537)	18	0
Natural Gas March Futures †	Short	02/2018	993	293	91	0
Natural Gas May Futures †	Long	04/2017	431	955	0	(4)
Natural Gas May Futures †	Long	04/2018	307	(17)	0	(59)
Natural Gas October Futures †	Short	09/2017	878	270	43	0
Natural Gas October Futures †	Long	09/2018	45	(6)	0	(6)
Natural Gas September Futures †	Short	08/2017	900	(1,215)	27	0
New York Harbor ULSD April Futures †	Short	04/2017	16	98	0	(10)
New York Harbor ULSD December Futures †	Long	12/2017	16	(78)	9	0
New York Harbor ULSD July Futures †	Short	06/2017	277	434	0	(165)
New York Harbor ULSD June Futures †	Short	06/2017	16	88	0	(10)
New York Harbor ULSD May Futures †	Long	04/2017	33	68	20	0
New York Harbor ULSD May Futures †	Short	05/2017	16	93	0	(10)
New York Harbor ULSD November Futures †	Long	11/2017	16	(84)	9	0
New York Harbor ULSD October Futures †	Long	10/2017	16	(89)	9	0
Nickel July Futures †	Short	07/2017	18	87	0	0
Nickel May Futures †	Long	05/2017	112	(246)	0	0
Platinum July Futures †	Short	07/2017	177	74	29	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	809	12	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	809	(43)	0	0
Put Options Strike @ USD 46.000 on Brent Crude December Futures †	Long	10/2018	153	(43)	0	(14)
Put Options Strike @ USD 50.000 on Brent Crude December Futures †	Short	10/2017	490	315	64	0
RBOB Gasoline December Futures †	Long	11/2018	18	40	11	0
RBOB Gasoline July Futures †	Short	06/2017	53	(76)	0	(37)
RBOB Gasoline May Futures †	Long	04/2017	61	125	49	0
Silver December Futures †	Long	12/2017	414	6	103	0
Silver July Futures †	Long	07/2017	109	565	28	0
Silver May Futures †	Short	05/2017	37	(75)	0	(9)
Soybean July Futures †	Long	07/2017	593	(963)	0	(402)
Soybean May Futures †	Long	05/2017	125	(340)	0	(106)
Soybean Meal July Futures †	Short	07/2017	243	243	158	0
Soybean Meal May Futures †	Long	05/2017	30	(29)	0	(20)
Soybean November Futures †	Short	11/2017	1,578	2,590	695	0
Soybean Oil July Futures †	Long	07/2017	303	(132)	0	(40)
Soybean Oil May Futures †	Long	05/2017	307	(180)	0	(42)
Sugar No. 11 July Futures †	Long	06/2017	335	(128)	0	(37)
Sugar No. 11 May Futures †	Short	04/2017	960	387	67	0
Sugar No. 11 October Futures †	Short	09/2017	252	641	23	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	4	(1)	0	0
U.S. Treasury 10-Year Note June Futures †	Long	06/2017	1,425	415	312	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	145	103	45	0
Wheat December Futures †	Short	12/2017	92	(6)	0	(20)
Wheat July Futures †	Short	07/2017	1,159	(87)	0	(290)
Wheat May Futures †	Short	05/2017	386	(20)	0	(106)
White Sugar August Futures †	Long	07/2017	290	(361)	0	(25)
White Sugar May Futures †	Long	04/2017	151	(61)	0	(14)
White Sugar October Futures †	Long	09/2017	252	(615)	0	(24)
WTI Crude April Futures †	Short	03/2018	374	909	0	(120)
WTI Crude August Futures †	Short	07/2017	435	888	0	(139)
WTI Crude December Futures †	Long	11/2017	461	1,005	147	0
WTI Crude December Futures †	Short	11/2017	277	(399)	0	(85)
WTI Crude December Futures †	Long	11/2018	470	216	150	0
WTI Crude December Futures †	Short	11/2018	1,415	4,129	0	(443)
WTI Crude December Futures †	Long	11/2019	614	230	175	0
WTI Crude December Futures †	Short	11/2020	481	412	0	(148)
WTI Crude July Futures †	Short	06/2017	222	(337)	0	(71)
WTI Crude June Futures †	Long	05/2017	56	38	16	0
WTI Crude June Futures †	Short	05/2018	406	(680)	0	(126)
WTI Crude June Futures †	Long	05/2019	696	(2,794)	223	0
WTI Crude March Futures †	Long	02/2018	912	7,830	292	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude May Futures †	Long	04/2017	26	$55	$6	$0
WTI Crude November Futures †	Long	10/2017	596	(53)	185	0
WTI Crude September Futures †	Long	08/2017	30	19	10	0
WTI Crude September Futures †	Short	08/2017	270	364	0	(86)
WTI Crude September Futures †	Long	08/2018	698	(1,944)	223	0
WTI Spread Calendar Swap April Futures †	Long	04/2017	16	(80)	4	0
WTI Spread Calendar Swap December Futures †	Short	12/2017	16	60	0	(5)
WTI Spread Calendar Swap June Futures †	Long	06/2017	16	(68)	5	0
WTI Spread Calendar Swap May Futures †	Long	05/2017	16	(74)	5	0
WTI Spread Calendar Swap November Futures †	Short	11/2017	16	60	0	(5)
WTI Spread Calendar Swap October Futures †	Short	10/2017	16	61	0	(5)
Zinc December Futures †	Short	12/2017	33	(14)	0	0
Zinc December Futures †	Long	12/2018	33	83	0	0
Zinc July Futures †	Long	07/2017	165	(377)	0	0
Zinc June Futures †	Short	06/2018	15	5	0	0
Zinc June Futures †	Long	06/2019	15	21	0	0
Zinc May Futures †	Short	05/2017	60	72	0	0

Total Futures Contracts				$13,262	$8,003	$(9,377)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Canadian Natural Resources Ltd.	1.000%	03/20/2018	0.146%	$1,900	$(17)	$(4)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive(4)	3-Month USD-LIBOR	0.996%	04/05/2018	$		1,000	$4	$4	$0	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2020			75,500	(628)	1,218	0	(53)
Pay	3-Month USD-LIBOR	2.250	12/16/2022			76,600	943	411	85	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023			20,460	86	690	0	(19)
Pay(4)	3-Month USD-LIBOR	2.655	10/19/2023			20,000	208	208	22	0
Pay(4)	3-Month USD-LIBOR	2.678	10/25/2023			27,000	305	305	30	0
Receive	3-Month USD-LIBOR	1.750	12/21/2023			64,500	1,558	2,914	0	(64)
Receive(4)	3-Month USD-LIBOR	2.800	10/28/2025			24,980	(128)	(115)	0	(26)
Receive(4)	3-Month USD-LIBOR	2.500	02/22/2026			194,100	1,831	2,452	0	(196)
Receive(4)	3-Month USD-LIBOR	2.400	03/16/2026			71,600	1,006	1,319	0	(71)
Receive	3-Month USD-LIBOR	2.250	06/15/2026			3,400	10	72	0	(5)
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026			11,850	465	484	0	(11)
Receive	3-Month USD-LIBOR †	1.750	12/21/2026			135,410	7,016	8,898	0	(213)
Pay	3-Month USD-LIBOR	2.250	12/21/2046			43,640	3,952	(1,226)	0	(71)
Receive(4)	3-Month USD-LIBOR	2.969	10/25/2048			5,000	(194)	(194)	0	(8)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		JPY	33,700	(55)	49	1	0
Pay	28-Day MXN-TIIE	5.825	01/12/2023		MXN	299,200	(1,113)	(1,106)	35	0
Pay	CPTFEMU	0.290	08/15/2017		EUR	6,200	51	40	12	0
Pay	CPTFEMU	0.580	10/15/2017			13,600	43	89	22	0
Pay	CPTFEMU	0.830	05/15/2018			25,900	(299)	(187)	0	(3)
Pay	CPTFEMU	0.625	09/15/2018			4,200	17	29	0	0
Pay	CPTFEMU	0.650	10/15/2018			3,800	17	26	0	0
Pay	CPTFEMU	0.806	04/15/2021			32,890	694	475	0	(37)
Pay	CPTFEMU	0.875	05/15/2021			19,700	386	257	0	(23)
Pay	CPTFEMU	1.165	12/15/2021			2,290	0	(2)	0	(4)
Pay	CPURNSA	2.500	07/15/2022	$		20,900	(1,729)	131	108	0
Pay	CPURNSA	2.243	11/21/2026			39,000	(191)	(191)	0	(198)
Pay	UKRPI	3.350	05/15/2030		GBP	5,000	19	(54)	0	(12)
Pay	UKRPI	3.275	09/15/2030			6,200	(172)	107	0	(26)
Pay	UKRPI	3.300	12/15/2030			600	(20)	8	0	(2)
Pay	UKRPI	3.140	04/15/2031			22,600	(1,949)	426	0	(60)
Pay	UKRPI	3.530	10/15/2031			10,320	44	(48)	0	(40)

							$12,177	$17,489	$315	$(1,142)

Total Swap Agreements							$12,160	$17,485	$315	$(1,142)

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $67,555 and cash of $5,063 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Strategy Fund(6)	$0	$207	$315	$522	$0	$(11)	$(1,117)	$(1,128)
PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)(6)	3,796	7,806	0	11,602	(3,432)	(9,375)	(25)	(13,033)

Total Exchange-Traded or Centrally Cleared	$3,796	$8,013	$315	$12,124	$(3,432)	$(9,386)	$(1,142)	$(13,960)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $10 and liability of $(9) for closed futures is outstanding at period end.
(6)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	05/2017			$1,005	GBP	823	$27	$0
BOA	04/2017		BRL	15,704		$4,957	0	(60)
	04/2017		DKK	153,077		23,178	1,227	0
	04/2017			$5,102	BRL	15,704	0	(86)
	04/2017			2,886	EUR	2,680	0	(27)
	05/2017		BRL	15,704		$5,072	88	0
	05/2017		GBP	294		357	0	(12)
	05/2017		MXN	21,650		1,065	0	(82)
	05/2017	†		$496	EUR	466	2	0
	08/2017		MXN	24,570		$1,230	0	(56)
BPS	04/2017		BRL	15,704		5,090	74	0
	04/2017		COP	4,714,087		1,592	0	(46)
	04/2017		DKK	52,095		7,958	488	0
	04/2017		EUR	33,713		35,827	0	(138)
	04/2017			$4,957	BRL	15,704	60	0
	04/2017			36,135	EUR	33,505	0	(392)
	04/2017			1,087	HUF	308,654	0	(19)
	05/2017		EUR	33,505		$36,181	393	0
	05/2017			$9,489	GBP	7,533	0	(42)
	08/2017		MXN	27,184		$1,361	0	(62)
	10/2017		BRL	61,300		17,882	0	(943)
	01/2018			11,260		3,119	0	(284)
	03/2018		MXN	91,870		4,393	0	(279)
	03/2018			$4,631	MXN	91,870	42	0
CBK	04/2017		CZK	26,609		$1,067	13	0
	04/2017		EUR	176		190	2	0
	04/2017			$277	HUF	79,482	0	(2)
	04/2017			1,334	TRY	4,868	0	(3)
	04/2017			872	ZAR	11,055	0	(50)
	05/2017	†	EUR	1,694		$1,790	0	(20)
	05/2017		GBP	708		874	0	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2017	†		$2,273	EUR	2,141	$15	$0
	10/2017		BRL	52,210		$14,603	0	(1,431)
DUB	04/2017		DKK	130,575		19,391	667	0
	01/2018		BRL	174,800		47,841	0	(4,979)
GLM	04/2017	†	CAD	3,636		2,729	0	(5)
	04/2017		COP	5,438,461		1,852	0	(34)
	04/2017		CZK	27,093		1,067	3	(6)
	04/2017		EUR	3,713		3,935	0	(26)
	04/2017		KRW	309,876		277	0	0
	04/2017		TWD	8,426		277	0	(1)
	04/2017	†		$20,043	GBP	16,130	166	0
	04/2017			790	HUF	225,300	0	(11)
	04/2017			5,032	MXN	104,399	533	0
	04/2017			1,084	TRY	4,010	17	0
	04/2017			277	ZAR	3,479	0	(19)
	05/2017	†	EUR	1,467		$1,578	10	0
	05/2017	†	GBP	16,130		20,057	0	(166)
	05/2017			$1,211	CAD	1,588	0	(16)
	05/2017	†		33,540	EUR	31,335	4	(54)
	05/2017			1,128	GBP	900	0	0
	01/2018		MXN	10,566		$516	0	(26)
HUS	04/2017			$103	MXN	1,982	3	0
	04/2017			277	THB	9,597	2	0
	04/2017			277	TRY	1,013	0	0
	05/2017	†		2,393	EUR	2,265	28	0
JPM	04/2017		BRL	63,500		$18,398	0	(1,885)
	04/2017		KRW	1,806,625		1,621	5	0
	04/2017		NZD	4,975		3,535	48	0
	04/2017		RUB	64,059		1,116	0	(16)
	04/2017			$19,650	BRL	63,500	634	0
	04/2017	†		1,635	CAD	2,192	14	0
	04/2017			1,521	EUR	1,417	0	(10)
	04/2017			1,344	INR	89,081	29	0
	04/2017			136	MXN	2,799	13	0
	05/2017	†		3,127	EUR	2,949	25	0
	10/2017		BRL	76,000		$22,353	0	(986)
	01/2018			17,240		4,766	0	(444)
MSB	04/2017	†	GBP	16,130		20,229	20	0
NGF	04/2017		BRL	20,900		6,596	0	(80)
	04/2017			$6,354	BRL	20,900	322	0
	04/2017			790	INR	52,138	14	0
	06/2017		MXN	7,370		$364	0	(26)
	07/2017			7,370		363	0	(26)
	08/2017			11,060		540	0	(38)
	11/2017			32,600		1,581	0	(99)
	01/2018		BRL	53,400		14,886	0	(1,250)
RBC	04/2017	†		$1,039	CAD	1,385	3	0
SCX	04/2017		BRL	16,633		$5,327	14	0
	04/2017			$5,373	BRL	16,634	0	(60)
	05/2017	†	EUR	1,188		$1,271	1	0
	05/2017			$5,295	BRL	16,634	0	(17)
	05/2017	†		1,271	EUR	1,200	12	0
	05/2017			1,229	GBP	988	10	0
SOG	04/2017		COP	2,277,918		$756	0	(34)
	04/2017		KRW	1,810,016		1,594	0	(25)
	04/2017		TWD	24,284		785	0	(16)
	04/2017	†		$1,093	CAD	1,460	5	0
	04/2017			106	MXN	2,009	1	0
	04/2017			1,849	THB	64,959	42	0
	04/2017			1,506	TRY	5,592	28	(2)
	04/2017			1,067	ZAR	13,839	0	(40)
TOR	04/2017		KRW	908,729		$790	0	(23)
UAG	04/2017		DKK	86,154		13,094	739	0

Total Forward Foreign Currency Contracts							$5,843	$(14,468)

72	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	7,200	$721	$152
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		7,200	721	1,093
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		7,400	740	156
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		7,400	740	1,123

								$2,922	$2,524

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	1.600%	3-Month USD-LIBOR	12/06/2019	$120,800	$1,691	$374
NGF	Call - OTC 2-Year Interest Rate Floor(1)	1.600	3-Month USD-LIBOR	12/06/2019	120,600	1,677	373

						$3,368	$747

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GST	Call - OTC WTI Crude December Futures †	$66.000	12/31/2017	$ 72	$138	$16
JPM	Call - OTC WTI Crude December Futures †	66.000	12/31/2017	72	121	15

					$259	$31

Total Purchased Options					$6,549	$3,302

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount			Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$		12,800	$(110)	$(1)
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020			900	(12)	0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020			10,000	(98)	0
	Floor - OTC YOY CPURNSA	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018			17,000	(168)	0
	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018			16,000	(155)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035		EUR	10,900	(496)	(123)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$		18,600	(135)	(7)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024			12,800	(89)	(5)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020			47,600	(538)	(196)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020			14,400	(266)	(77)

								$(2,067)	$(409)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$	241,600	$(1,691)	$(136)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019		241,200	(1,678)	(135)

							$(3,369)	$(271)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Call - OTC Heating Oil December Futures †	$200.000	12/31/2017	$	3,024	$(182)	$(27)
JPM	Call - OTC Heating Oil December Futures †	200.000	12/31/2017		3,024	(166)	(26)
MEI	Call - OTC NGCAL18 †	2.800	05/31/2017		180,000	(33)	(33)
	Call - OTC NGCAL18 †	3.250	05/31/2017		180,000	(36)	(36)

						$(417)	$(122)

Total Written Options						$(5,853)	$(802)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period			Sales		Closing Buys		Expirations			Exercised			Balance at End of Period
# of Contracts			5,086		28,652		(17,143)			(8,297)			(1,870)			6,428
Notional Amount in $	$		918,752		$1,283,464		$(650,736)	$		(481,152)	$		(71,380)	$		998,948
Notional Amount in AUD		AUD	0	AUD	6,250	AUD	(6,250)		AUD	0		AUD	0		AUD	0
Notional Amount in EUR		EUR	55,490	EUR	206,760	EUR	(90,800)		EUR	(111,450)		EUR	(49,100)		EUR	10,900
Premiums	$		(14,182)		$(28,965)		$23,391	$		7,422	$		1,328	$		(11,006)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 2Q17 †	$8.050	06/30/2017	129,300	$(33)	$37	$4	$0
	Pay	EURMARGIN 3Q17 †	7.180	09/30/2017	149,400	(44)	33	0	(11)
	Receive	EURMARGIN 4Q17 †	4.090	12/31/2017	147,900	56	168	224	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	62,100	0	75	75	0
	Pay	EURSIMP 2Q17 †	2.956	06/30/2017	159,900	(11)	5	0	(6)
	Pay	EURSIMP 3Q17 †	2.475	09/30/2017	161,700	(17)	10	0	(7)
	Receive	EURSIMP 4Q17 †	1.000	12/31/2017	54,000	0	84	84	0
	Receive	EURSIMP CAL17 †	0.550	12/31/2017	157,500	0	344	344	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	171,000	0	(378)	0	(378)
	Receive	NAPGASFO CAL18 †	12.700	12/31/2018	133,200	(2)	10	8	0
	Receive	OREXIO 1Q18 †	69.200	03/31/2018	33,300	0	(280)	0	(280)
	Pay	OREXIO 2Q17 †	82.500	06/30/2017	33,300	0	198	198	0
	Receive	OREXIO 3Q17 †	61.500	09/30/2017	33,000	0	258	258	0
	Pay	OREXIO 4Q17 †	78.000	12/31/2017	6,600	0	89	89	0
	Receive	OREXIO 4Q18 †	63.700	12/31/2018	18,600	0	(191)	0	(191)
	Receive	PLATGOLD N7 †	238.250	07/07/2017	15,100	59	(978)	0	(919)
CBK	Pay	SLVRLND Index †	17.910	11/30/2017	750,000	0	(416)	0	(416)
GST	Receive	KWW N7 †	0.098	06/23/2017	2,693,700	(125)	(278)	0	(403)
	Pay	OREXIO 1Q18 †	72.300	03/31/2018	19,500	0	224	224	0
	Receive	OREXIO 1Q19 †	58.400	03/31/2019	19,500	0	(131)	0	(131)
	Pay	OREXIO 3Q17 †	78.650	09/30/2017	33,000	0	304	304	0
	Receive	OREXIO 3Q18 †	63.550	09/30/2018	33,000	0	(266)	0	(266)
	Receive	OREXIO 4Q17 †	59.700	12/31/2017	6,600	0	30	30	0
	Receive	OREXIO 4Q18 †	62.000	12/31/2018	5,400	0	(47)	0	(47)
	Receive	PLATGOLD N7 †	232.800	07/05/2017	9,050	34	(633)	0	(599)
JPM	Receive	EURMARGIN 2H17 †	5.070	12/31/2017	87,000	0	118	118	0
	Pay	EURMARGIN 2Q17 †	8.010	06/30/2017	120,300	(24)	23	0	(1)
	Pay	EURMARGIN 3Q17 †	7.270	09/30/2017	108,801	(12)	14	2	0
	Receive	EURMARGIN 4Q17 †	3.900	12/31/2017	51,000	0	87	87	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	113,400	0	136	136	0
	Receive	EURSIMP CAL17 †	0.770	12/31/2017	225,000	3	440	443	0
	Receive	HSFOEW 1Q18 †	14.500	03/31/2018	35,400	9	35	44	0
	Receive	NAPGASFO CAL17 †	15.900	12/31/2017	36,000	0	(73)	0	(73)
	Receive	NAPGASFO CAL18 †	12.000	12/31/2018	88,800	0	10	10	0
	Pay	OREXIO 1Q18 †	69.700	03/31/2018	13,800	0	123	123	0
	Receive	OREXIO 1Q19 †	55.900	03/31/2019	13,800	0	(59)	0	(59)
	Receive	OREXIO 2Q17 †	45.350	06/30/2017	33,300	0	1,035	1,035	0
MAC	Receive	CAW Z7 †	0.275	11/15/2017	1,296,800	(141)	130	0	(11)
	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	84,600	38	97	135	0
	Pay	LXZ7 †	2,750.000	12/18/2017	190.00	0	(5)	0	(5)
	Receive	LXZ8 †	2,585.000	12/17/2018	190.00	0	21	21	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	315,000	(307)	(390)	0	(697)
MYC	Pay	EURMARGIN 3Q17 †	7.530	09/30/2017	30,699	0	8	8	0
	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	25,200	0	22	22	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	115,800	54	34	88	0
	Receive	EURMARGIN CAL17 †	4.580	12/31/2017	252,000	0	621	621	0
	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	203,400	0	258	258	0
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	204,300	0	256	256	0
	Pay	EURSIMP 2Q17 †	2.600	06/30/2017	54,600	0	(21)	0	(21)
	Receive	EURSIMP CAL17 †	0.560	12/31/2017	72,000	0	157	157	0
	Receive	EURSIMP CAL17 †	0.780	12/31/2017	72,000	0	141	141	0
	Receive	EURSIMP CAL17 †	0.880	12/31/2017	117,000	0	217	217	0
	Pay	GOLDLNPM Index †	1,255.000	11/29/2018	16,100	0	(408)	0	(408)
	Pay	GOLDLNPM Index †	1,266.200	11/29/2018	13,600	0	(196)	0	(196)
	Pay	GOLDLNPM Index †	1,289.000	11/29/2018	15,400	0	120	120	0
	Pay	SLVRLND Index †	17.938	11/29/2017	305,000	0	(160)	0	(160)

74	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
SOG	Pay	EURMARGIN 2Q17 †	$7.950	06/30/2017	28,800	$0	$(2)	$0	$(2)
	Pay	EURMARGIN 3Q17 †	7.150	09/30/2017	30,300	0	(3)	0	(3)
UAG	Pay	GOLDLNPM Index †	1,290.244	05/30/2017	40,000	0	1,631	1,631	0
	Pay	GOLDLNPM Index †	1,223.100	12/01/2017	16,800	0	(631)	0	(631)
	Receive	PLTMLNPM Index †	982.271	05/30/2017	40,000	0	(1,299)	0	(1,299)
	Pay	SLVRLND Index †	17.660	12/01/2017	335,000	0	(279)	0	(279)
	Pay	SLVRLND Index †	17.766	12/01/2017	340,000	0	(247)	0	(247)
	Pay	SLVRLND Index †	18.027	12/01/2017	340,000	0	(159)	0	(159)

						$(463)	$73	$7,515	$ (7,905)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$110	$(3)	$2	$0	$(1)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	3,100	(139)	98	0	(41)
MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047	90	(3)	2	0	(1)

					$(145)	$102	$0	$(43)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.565%	06/07/2018		$3,900	$0	$26	$26	$0
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	1,700	0	6	6	0
	Pay	CPTFEMU	0.806	04/15/2021		7,800	0	164	164	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		4,500	(1)	(91)	0	(92)
UAG	Receive	UKRPI	3.320	05/15/2030	GBP	9,800	0	(39)	0	(39)

							$(1)	$66	$196	$(131)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	BCOMF1T Index †	115,142	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$38,481	$0	$381	$381	$0
	Receive	CSIXTR Index †	93,488	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	310,685	0	5,240	5,240	0
	Pay	SPGCINP Index †	82,991	(0.050)%	08/15/2017	14,686	0	(169)	0	(169)
CBK	Receive	CVICXMB2 Index †	1,491,561	0.100%	04/17/2017	158,357	0	(47)	0	(47)
	Receive	CVICXMB3 Index †	1,389,447	0.100%	04/17/2017	163,644	0	(77)	0	(77)
	Receive	CSIXTR Index †	49,000	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	162,840	0	2,744	2,744	0
CIB	Receive	BCOMSK2 Index †	182,018	0.200%	08/15/2017	20,641	0	421	421	0
	Receive	CSIXTR Index †	58,252	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	193,588	0	3,263	3,263	0
FAR	Receive	BCOMTR Index †	125,000	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	21,384	0	211	211	0
FBF	Receive	BCOMSK3 Index †	200,597	0.180%	08/15/2017	20,244	0	422	422	0
	Receive	CSIXTR Index †	23,667	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	78,651	0	1,327	1,327	0
GST	Receive	BCOMF1T Index †	134,490	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	44,947	0	445	445	0
	Receive	CSIXTR Index †	155,705	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	517,449	0	8,733	8,733	0
	Pay	SPGCINP Index †	67,269	(0.050)%	08/15/2017	11,903	0	(137)	0	(137)
JPM	Receive	BCOMF1T Index †	1,698,736	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	567,722	0	5,621	5,621	0
	Pay	BCOMTR Index †	3,895,196	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	666,359	0	(6,551)	0	(6,551)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	CSIXTR Index †	112,045	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$372,403	$0	$6,446	$6,446	$0
	Receive	JMABCTNE Index †	1,624,591	0.150%	08/15/2017	183,317	0	(100)	0	(100)
	Receive	JMABDEW2 Index †	103,307	0.300%	08/15/2017	88,287	0	(1,474)	0	(1,474)
	Receive	JMABFNJ1 Index †	278,148	0.700%	08/15/2017	27,897	0	(48)	0	(48)
	Receive	JMABNIC4 Index †	202,653	0.170%	08/15/2017	78,517	0	184	184	0
	Pay	SPGCINP Index †	13,030	(0.050)%	08/15/2017	2,306	0	(27)	0	(27)
MAC	Receive	BCOMSK1 Index †	197,783	0.170%	08/15/2017	22,066	0	309	309	0
	Receive	BCOMSK4 Index †	186,452	0.170%	08/15/2017	19,056	0	318	318	0
	Receive	CSIXTR Index †	72,764	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	241,814	0	4,080	4,080	0
	Receive	MQCP563E Index †	239,872	0.950%	08/15/2017	31,698	0	(100)	0	(100)
MEI	Receive	CSIXTR Index †	42,289	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	140,538	0	2,369	2,369	0
RBC	Receive	CSIXTR Index †	5,360	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	17,813	0	300	300	0
SOG	Receive	CSIXTR Index †	81,403	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	270,523	0	4,568	4,568	0

							$0	$38,652	$47,382	$(8,730)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	SPGCCLP Index(7) †	8.851%	06/16/2017	$21,176	$0	$631	$631	$0
	Receive	SPGCCLP Index(7) †	9.303	06/16/2017	22,633	0	573	573	0
BPS	Pay	ICE Brent Crude July Futures(7) †	7.182	05/17/2017	1,118	0	(7)	0	(7)
	Pay	ICE Brent Crude July Futures(7) †	8.066	05/17/2017	5,925	0	71	71	0
	Pay	ICE Brent Crude June Futures(7) †	6.101	04/17/2017	3,779	0	(12)	0	(12)
	Receive	NYMEX WTI Crude June Futures(7) †	6.970	05/17/2017	1,136	0	2	2	0
	Receive	NYMEX WTI Crude June Futures(7) †	7.840	05/17/2017	6,010	0	(109)	0	(109)
	Receive	NYMEX WTI Crude May Futures(7) †	5.905	04/17/2017	3,842	0	60	60	0
GST	Pay	GOLDLNPM Index(7) †	7.784	03/24/2020	5,172	0	199	199	0
	Pay	ICE Brent Crude July Futures(7) †	9.860	05/25/2017	4,691	0	99	99	0
	Pay	ICE Brent Crude July Futures(7) †	9.923	05/25/2017	2,339	0	46	46	0
	Pay	ICE Brent Crude July Futures(7) †	10.017	05/25/2017	2,212	0	39	39	0
	Pay	ICE Brent Crude July Futures(7) †	10.563	05/25/2017	5,643	0	172	172	0
	Pay	ICE Brent Crude July Futures(7) †	11.560	05/25/2017	2,178	0	76	76	0
	Receive	NYMEX WTI Crude July Futures(7) †	9.610	05/25/2017	9,386	0	(195)	0	(195)
	Receive	NYMEX WTI Crude July Futures(7) †	10.240	05/25/2017	5,731	0	(176)	0	(176)
	Receive	NYMEX WTI Crude July Futures(7) †	11.223	05/25/2017	2,210	0	(78)	0	(78)
	Pay	SPGCCLP Index(7) †	11.834	06/16/2017	22,633	0	(1)	0	(1)
	Pay	SPGCCLP Index(7) †	12.076	06/16/2017	21,176	0	50	50	0
JPM	Receive	GOLDLNPM Index(7) †	4.239	03/24/2020	5,172	0	(24)	0	(24)

						$0	$1,416	$2,018	$(602)

Total Swap Agreements						$(609)	$40,309	$57,111	$(17,411)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $11,470 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
PIMCO CommoditiesPLUS® Strategy Fund
AZD	$27	$0	$0	$27	$0	$0	$0	$0	$27	$0	$27
BOA	1,315	0	26	1,341	(323)	0	0	(323)	1,018	(880)	138
BPS	1,057	0	170	1,227	(2,205)	(1)	0	(2,206)	(979)	1,490	511
CBK	15	0	0	15	(1,500)	0	(92)	(1,592)	(1,577)	1,773	196

76	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
DUB	$667	$1,245	$0	$1,912	$(4,979)	$0	$(42)	$(5,021)	$(3,109)	$1,218	$(1,891)
FAR	0	374	0	374	0	(136)	0	(136)	238	(260)	(22)
GLM	553	0	0	553	(139)	(123)	0	(262)	291	(520)	(229)
HUS	5	0	0	5	0	0	0	0	5	0	5
JPM	729	0	0	729	(3,341)	(285)	0	(3,626)	(2,897)	3,800	903
MYC	0	0	0	0	0	0	(1)	(1)	(1)	(84)	(85)
NGF	336	1,652	0	1,988	(1,519)	(135)	0	(1,654)	334	(360)	(26)
SCX	24	0	0	24	(77)	0	0	(77)	(53)	0	(53)
SOG	71	0	0	71	(117)	0	0	(117)	(46)	0	(46)
TOR	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
UAG	739	0	0	739	0	0	(39)	(39)	700	(760)	(60)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
BOA	2	0	1,204	1,206	0	0	0	0	1,206	(1,450)	(244)
BPS	0	0	7,038	7,038	0	0	(2,089)	(2,089)	4,949	(3,600)	1,349
CBK	15	0	2,744	2,759	(20)	0	(540)	(560)	2,199	(1,711)	488
CIB	0	0	3,684	3,684	0	0	0	0	3,684	(3,100)	584
FAR	0	0	211	211	0	0	0	0	211	0	211
FBF	0	0	1,749	1,749	0	0	0	0	1,749	(1,470)	279
GLM	180	0	0	180	(225)	0	0	(225)	(45)	(390)	(435)
GST	0	16	10,417	10,433	0	(27)	(2,033)	(2,060)	8,373	(7,992)	381
HUS	28	0	0	28	0	0	0	0	28	0	28
JPM	39	15	14,249	14,303	0	(26)	(8,357)	(8,383)	5,920	(7,210)	(1,290)
MAC	0	0	4,863	4,863	0	0	(813)	(813)	4,050	(3,050)	1,000
MEI	0	0	2,369	2,369	0	(69)	0	(69)	2,300	(2,000)	300
MSB	20	0	0	20	0	0	0	0	20	(100)	(80)
MYC	0	0	1,888	1,888	0	0	(785)	(785)	1,103	(2,700)	(1,597)
RBC	3	0	300	303	0	0	0	0	303	0	303
SCX	13	0	0	13	0	0	0	0	13	0	13
SOG	5	0	4,568	4,573	0	0	(5)	(5)	4,568	(3,860)	708
UAG	0	0	1,631	1,631	0	0	(2,615)	(2,615)	(984)	738	(246)

Total Over the Counter	$5,843	$3,302	$57,111	$66,256	$(14,468)	$(802)	$(17,411)	$(32,681)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$3,796	$0	$0	$0	$0	$3,796
Futures	7,655	0	0	0	358	8,013
Swap Agreements	0	0	0	0	315	315

	$11,451	$0	$0	$0	$673	$12,124

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,843	$0	$5,843
Purchased Options	31	0	0	0	3,271	3,302
Swap Agreements	56,915	0	0	0	196	57,111

	$56,946	$0	$0	$5,843	$3,467	$66,256

	$63,397	$0	$0	$5,843	$4,140	$78,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$3,432	$0	$0	$0	$0	$3,432
Futures	9,386	0	0	0	11	9,397
Swap Agreements	0	0	0	0	1,142	1,142

	$12,807	$0	$0	$0	$1,153	$13,960

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,468	$0	$14,468
Written Options	122	0	0	0	680	802
Swap Agreements	17,237	43	0	0	131	17,411

	$17,359	$43	$0	$14,468	$811	$32,681

	$30,166	$43	$0	$14,468	$1,964	$46,641

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$4,341	$0	$0	$0	$0	$4,341
Written Options	10,537	0	0	0	362	10,899
Futures	(7,799)	0	0	0	(7,323)	(15,122)
Swap Agreements	0	(1,517)	0	0	(12,064)	(13,581)

	$7,079	$(1,517)	$0	$0	$(19,025)	$(13,463)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,683	$0	$31,683
Purchased Options	(1,411)	0	0	(85)	(1,858)	(3,354)
Written Options	2,200	321	0	416	(351)	2,586
Swap Agreements	327,756	(85)	(38,846)	496	1,302	290,623

	$328,545	$236	$(38,846)	$32,510	$(907)	$321,538

	$335,624	$(1,281)	$(38,846)	$32,510	$(19,932)	$308,075

78	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1,722)	$0	$0	$0	$0	$(1,722)
Written Options	413	0	0	0	0	413
Futures	33,363	0	0	0	530	33,893
Swap Agreements	0	(187)	0	0	34,891	34,704

	$32,054	$(187)	$0	$0	$35,421	$67,288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(40,087)	$0	$(40,087)
Purchased Options	53	0	0	0	(1,468)	(1,415)
Written Options	0	(37)	0	(39)	3,677	3,601
Swap Agreements	(8,639)	176	38,846	0	(4,130)	26,253

	$(8,586)	$139	$38,846	$(40,126)	$(1,921)	$(11,648)

	$23,468	$(48)	$38,846	$(40,126)	$33,500	$55,640

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,304	$0	$5,304
Corporate Bonds & Notes
Banking & Finance	0	246,872	0	246,872
Industrials	0	9,943	0	9,943
Utilities	0	5,635	0	5,635
U.S. Government Agencies	0	146,222	0	146,222
U.S. Treasury Obligations	0	327,537	0	327,537
Non-Agency Mortgage-Backed Securities	0	53,343	15,958	69,301
Asset-Backed Securities	0	83,335	8,800	92,135
Sovereign Issues	0	145,536	0	145,536
Short-Term Instruments
Certificates of Deposit	0	68,475	0	68,475
Repurchase Agreements	0	555,086	0	555,086
Short-Term Notes	0	128,395	0	128,395
Mexico Treasury Bills	0	7,390	0	7,390
U.S. Treasury Bills	0	117,925	0	117,925

	$0	$1,900,998	$24,758	$1,925,756

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$663,865	$0	$0	$663,865

Total Investments	$663,865	$1,900,998	$24,758	$2,589,621

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,245)	$0	$(5,245)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11,799	315	0	12,114
Over the counter	0	66,225	31	66,256

	$11,799	$66,540	$31	$78,370

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12,809)	(1,142)	0	(13,951)
Over the counter	0	(32,628)	(53)	(32,681)

	$(12,809)	$(33,770)	$(53)	$(46,632)

Total Financial Derivative Instruments	$(1,010)	$32,770	$(22)	$31,738

Totals	$662,855	$1,928,523	$24,736	$2,616,114

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.5%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 6.2%
AerCap Ireland Capital DAC
2.750% due 05/15/2017		$150	$150
3.750% due 05/15/2019		100	103
4.625% due 10/30/2020		300	317
Ally Financial, Inc.
3.250% due 09/29/2017		3,500	3,520
6.250% due 12/01/2017		100	103
Bank of America Corp.
4.382% due 10/21/2025	MXN	65,000	3,993
6.400% due 08/28/2017		$1,000	1,019
Bank of America N.A.
1.750% due 06/05/2018		1,400	1,404
BRFkredit A/S
2.000% due 10/01/2017	DKK	5,100	740
2.500% due 10/01/2047		1,061	155
4.000% due 01/01/2018		2,700	400
CIT Group, Inc.
3.875% due 02/19/2019		$100	103
4.250% due 08/15/2017		100	101
5.000% due 05/15/2017		100	100
5.000% due 05/15/2018		100	101
5.250% due 03/15/2018		100	103
Citigroup, Inc.
1.554% due 05/01/2017		2,800	2,801
Corp. Andina de Fomento
3.950% due 10/15/2021 (g)	MXN	7,440	390
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$600	609
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (h)		1,500	1,539
Deutsche Bank AG
1.350% due 05/30/2017		2,300	2,299
4.250% due 10/14/2021		4,600	4,719
6.000% due 09/01/2017		330	336
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		3,000	3,002
6.625% due 08/15/2017		1,600	1,629
Goldman Sachs Group, Inc.
2.331% due 09/15/2020		3,300	3,349
ING Bank NV
2.625% due 12/05/2022		1,200	1,199
International Lease Finance Corp.
5.875% due 04/01/2019		100	107
6.250% due 05/15/2019		400	431
8.250% due 12/15/2020		100	118
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,400	2,744
MetLife, Inc.
6.817% due 08/15/2018		$100	107
Navient Corp.
5.500% due 01/15/2019		1,100	1,142
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	3,900	564
2.000% due 10/01/2017		7,800	1,133
2.000% due 01/01/2018		200	29
2.500% due 10/01/2047		1,719	251
Novo Banco S.A.
5.000% due 04/23/2019	EUR	50	49
Nykredit Realkredit A/S
1.000% due 07/01/2017	DKK	3,100	446
1.000% due 10/01/2017		14,900	2,156
2.000% due 10/01/2017		6,200	900
2.000% due 04/01/2018		7,700	1,133
2.500% due 10/01/2047		6,923	1,010
Realkredit Danmark A/S
1.000% due 04/01/2017		200	29
1.000% due 01/01/2018		3,700	538
1.000% due 04/01/2018		10,600	1,543
2.000% due 04/01/2017		6,600	947
2.000% due 01/01/2018		4,300	628
2.500% due 10/01/2047		5,839	854

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Synchrony Financial
2.438% due 11/09/2017		$300	$302
Toronto-Dominion Bank
2.250% due 03/15/2021		1,800	1,796
UBS AG
4.750% due 05/22/2023		900	922
UBS Group Funding Jersey Ltd.
2.803% due 04/14/2021		10,400	10,759
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	700	746

			65,668

INDUSTRIALS 1.6%
Altice Luxembourg S.A.
7.250% due 05/15/2022		5,500	6,218
Celgene Corp.
2.300% due 08/15/2018		$200	202
Diamond Finance Corp.
3.480% due 06/01/2019		200	205
General Motors Co.
3.500% due 10/02/2018		3,000	3,064
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	308
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		$200	207
6.850% due 02/15/2020		100	111
Kinder Morgan, Inc.
7.250% due 06/01/2018		100	106
Ryder System, Inc.
2.450% due 09/03/2019		100	101
SFR Group S.A.
6.000% due 05/15/2022		2,600	2,704
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		100	108
5.877% due 07/15/2019		200	216
Time Warner Cable LLC
8.250% due 04/01/2019		100	111
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		300	299
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		1,300	1,300
2.000% due 04/01/2018		2,000	2,004

			17,264

UTILITIES 0.4%
AT&T, Inc.
1.617% due 01/15/2020		1,300	1,309
Nevada Power Co.
6.500% due 08/01/2018		600	638
Petrobras Global Finance BV
6.125% due 01/17/2022		1,900	1,997

			3,944

Total Corporate Bonds & Notes (Cost $89,562)			86,876

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		175	168

Total Municipal Bonds & Notes (Cost $137)			168

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
3.909% due 02/25/2018 (a)		3,031	29
Fannie Mae, TBA
3.000% due 05/01/2047		21,050	20,838
3.500% due 05/01/2032		4,000	4,158

Total U.S. Government Agencies (Cost $25,172)			25,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 63.9%
U.S. Treasury Bonds
3.000% due 05/15/2045 †		$320	$318
3.000% due 02/15/2047 (k)		2,710	2,699
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2018 †		45,755	46,154
0.125% due 04/15/2019 (n)		9,878	10,025
0.125% due 04/15/2020 (n)		14,281	14,498
0.125% due 07/15/2022		28,320	28,558
0.125% due 01/15/2023		16,940	16,944
0.125% due 07/15/2024 (p)		3,917	3,884
0.125% due 07/15/2026 (k)		31,896	31,144
0.125% due 07/15/2026 †		61	59
0.250% due 01/15/2025		15,442	15,322
0.375% due 07/15/2023 (k)		33,447	34,007
0.375% due 07/15/2025 †		13,928	13,972
0.375% due 01/15/2027 †		37,200	37,069
0.625% due 07/15/2021 (n)†		4,310	4,473
0.625% due 01/15/2024		10,429	10,685
0.625% due 01/15/2026 (p)		1,431	1,458
0.625% due 02/15/2043		2,852	2,658
0.750% due 02/15/2042 (p)		290	280
0.750% due 02/15/2045		2,888	2,755
0.875% due 02/15/2047		5,131	5,059
1.000% due 02/15/2046		17,558	17,849
1.250% due 07/15/2020 (n)		17,217	18,225
1.375% due 01/15/2020 (k)(n)		37,287	39,290
1.375% due 02/15/2044 (k)		26,344	29,100
1.375% due 02/15/2044 †		552	610
1.625% due 01/15/2018 (p)		464	473
1.625% due 01/15/2018 (n)†		31,474	32,135
1.750% due 01/15/2028 (p)		93	105
2.000% due 01/15/2026 (p)		538	611
2.125% due 02/15/2040 (p)		1,045	1,321
2.125% due 02/15/2041		3,427	4,353
2.375% due 01/15/2025 (k)(p)		74,367	85,832
2.375% due 01/15/2027 (p)		1,301	1,539
2.500% due 01/15/2029 (k)		56,944	69,713
2.500% due 01/15/2029 †		5,486	6,717
3.625% due 04/15/2028 (p)		240	320
3.875% due 04/15/2029 (p)		547	757
U.S. Treasury Notes
1.875% due 02/28/2022 (k)		81,500	81,326
2.000% due 02/15/2025 (k)(p)		6,870	6,718
2.125% due 12/31/2021 (p)		500	505

Total U.S. Treasury Obligations (Cost $675,310)			679,520

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Alternative Loan Trust
1.632% due 12/25/2035 ^		1,186	864
Banc of America Mortgage Trust
3.240% due 06/25/2035		309	290
3.276% due 08/25/2035 ^		259	238
BCAP LLC Trust
3.204% due 04/26/2036		875	695
Bear Stearns Adjustable Rate Mortgage Trust
3.238% due 07/25/2036 ^		506	476
3.583% due 03/25/2035		70	67
Countrywide Alternative Loan Trust
1.173% due 12/20/2046 ^		353	286
2.998% due 10/25/2035 ^		82	69
5.500% due 01/25/2036		515	429
6.000% due 08/25/2036 ^		186	164
6.000% due 04/25/2037		545	470
6.250% due 11/25/2036 ^		151	133
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		507	473
3.076% due 04/20/2035		43	43
6.000% due 05/25/2037 ^		701	587
Deutsche ALT-A Securities, Inc.
1.282% due 04/25/2037		971	590
Deutsche ALT-B Securities, Inc.
6.300% due 07/25/2036 ^		490	405
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	519	437

80	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.087% due 09/25/2035		$47	$49
6.000% due 11/25/2035 ^		584	482
IndyMac Mortgage Loan Trust
1.162% due 07/25/2047		980	656
JPMorgan Mortgage Trust
3.245% due 06/25/2035		20	20
Lehman Mortgage Trust
5.295% due 01/25/2036 ^		724	673
Marche Mutui SRL
0.062% due 02/25/2055	EUR	11	11
1.922% due 01/27/2064		298	319
MASTR Alternative Loan Trust
1.382% due 03/25/2036		$467	100
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		301	304
Morgan Stanley Mortgage Loan Trust
2.986% due 06/25/2036		316	309
New York Mortgage Trust
3.467% due 05/25/2036 ^		314	288
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^		1,356	624
6.250% due 11/25/2036		218	156
Structured Asset Mortgage Investments Trust
1.192% due 05/25/2036		627	482
1.202% due 05/25/2036		787	677
1.262% due 02/25/2036 ^		868	744
WaMu Mortgage Pass-Through Certificates Trust
2.662% due 11/25/2036 ^		792	712
2.764% due 10/25/2035		2,430	2,397
2.846% due 09/25/2033		22	22
Wells Fargo Mortgage-Backed Securities Trust
2.857% due 12/25/2033		59	59
3.003% due 11/25/2034		144	144
3.079% due 10/25/2035		115	115
3.096% due 04/25/2036 ^		594	595

Total Non-Agency Mortgage-Backed Securities (Cost $16,768)			16,654

ASSET-BACKED SECURITIES 4.3%
Asset-Backed Securities Corp. Home Equity Loan Trust
3.912% due 08/15/2033		148	141
Atlas Senior Loan Fund Ltd.
2.269% due 01/30/2024		756	757
CELF Low Levered Partners PLC
0.000% due 03/04/2024	EUR	71	75
CIT Mortgage Loan Trust
2.332% due 10/25/2037		$757	754
Citigroup Mortgage Loan Trust, Inc.
1.062% due 01/25/2037		407	264
1.312% due 10/25/2036		2,300	1,914
Countrywide Asset-Backed Certificates
1.212% due 05/25/2037		1,100	761
Countrywide Asset-Backed Certificates Trust
1.622% due 10/25/2035		3,200	3,177
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		687	347
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (b)		900	902
Finn Square CLO Ltd.
2.367% due 12/24/2023		389	390
Fremont Home Loan Trust
1.132% due 10/25/2036		5,834	3,042
1.222% due 10/25/2036		3,206	1,699
GCAT LLC
4.250% due 10/25/2019		559	561
GSAMP Trust
1.142% due 05/25/2046		195	184
Jubilee CDO BV
0.000% due 07/30/2024	EUR	282	301
0.139% due 09/20/2022		718	766
Long Beach Mortgage Loan Trust
1.282% due 01/25/2036		$2,300	1,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
1.222% due 06/25/2036		$337	$185
1.362% due 01/25/2036		5,000	4,271
Morgan Stanley ABS Capital, Inc. Trust
1.052% due 10/25/2036		188	105
1.092% due 10/25/2036		26	16
1.112% due 10/25/2036		1,679	1,356
1.132% due 06/25/2036		2,142	1,409
Morgan Stanley Mortgage Loan Trust
1.212% due 02/25/2037		270	140
5.726% due 10/25/2036 ^		293	160
Navient Student Loan Trust
2.132% due 03/25/2066		1,758	1,777
OneMain Financial Issuance Trust
2.430% due 06/18/2024		739	739
2.470% due 09/18/2024		681	683
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.482% due 07/25/2035		201	201
Queen Street CLO BV
0.090% due 08/15/2024	EUR	303	323
Renaissance Home Equity Loan Trust
2.082% due 09/25/2037		$6,623	3,828
Residential Asset Securities Corp. Trust
1.232% due 11/25/2036		4,404	2,816
Saxon Asset Securities Trust
4.034% due 06/25/2033		27	28
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036		1,135	688
Shackleton CLO Ltd.
2.240% due 10/20/2023		4,010	4,015
Soundview Home Loan Trust
1.042% due 11/25/2036		160	67
1.262% due 05/25/2036		500	444
Structured Asset Investment Loan Trust
1.702% due 10/25/2035		4,300	3,708
Structured Asset Securities Corp. Mortgage Loan Trust
2.284% due 04/25/2035		48	46
VOLT LLC
3.500% due 03/25/2047		700	702

Total Asset-Backed Securities (Cost $43,360)			45,459

SOVEREIGN ISSUES 8.0%
Argentine Government International Bond
6.875% due 01/26/2027		400	405
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,100	1,227
4.900% due 09/15/2021		700	792
Autonomous Community of Madrid
4.125% due 05/21/2024		6,600	8,388
Autonomous Community of Valencia
4.900% due 03/17/2020		2,200	2,646
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (e)	BRL	99,900	30,389
0.000% due 01/01/2018 (e)		48,600	14,480
Czech Republic Government International Bond
1.200% due 07/23/2017	CZK	28,800	1,149
4.000% due 04/11/2017		17,400	688
France Government International Bond
0.100% due 03/01/2021 (g)	EUR	2,506	2,817
2.250% due 07/25/2020 (g)		1,064	1,280
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,795	670
New Zealand Government International Bond
2.000% due 09/20/2025 (g)	NZD	14,396	10,136
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	5	4
3.000% due 02/24/2025		5	4
3.000% due 02/24/2026		18	15
3.000% due 02/24/2029		31	24
3.000% due 02/24/2030		27	21
3.000% due 02/24/2031		31	23
3.000% due 02/24/2032		24	18
3.000% due 02/24/2033		20	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2034	EUR	13	$9
3.000% due 02/24/2035		5	4
3.000% due 02/24/2037		28	20
3.000% due 02/24/2038		28	20
3.000% due 02/24/2040		5	4
3.000% due 02/24/2041		3	2
3.000% due 02/24/2042		19	13
3.800% due 08/08/2017	JPY	24,000	208
4.750% due 04/17/2019	EUR	368	373
United Kingdom Gilt
0.125% due 03/22/2046 (g)	GBP	2,071	4,322
0.125% due 11/22/2065 (g)		1,551	4,664

Total Sovereign Issues (Cost $85,047)			84,830

		SHARES
COMMON STOCKS 1.2%

CONSUMER DISCRETIONARY 0.4%
Cabela’s, Inc. (c)		16,210	861
CST Brands, Inc.		15,059	724
Hilton Grand Vacations, Inc. (c)		8,760	251
Hilton Worldwide Holdings, Inc.		29,201	1,707

			3,543

CONSUMER STAPLES 0.1%
Mead Johnson Nutrition Co.		7,641	681
WhiteWave Foods Co. (c)		13,112	736

			1,417

HEALTH CARE 0.2%
Alere, Inc. (c)		19,182	762
VCA, Inc. (c)		9,836	900
Zeltiq Aesthetics, Inc. (c)		11,986	667

			2,329

INDUSTRIALS 0.1%
Joy Global, Inc.		25,813	729

INFORMATION TECHNOLOGY 0.2%
Brocade Communications Systems, Inc.		60,071	750
InvenSense, Inc. (c)		69,954	883
NXP Semiconductor NV (c)		7,614	788

			2,421

MATERIALS 0.2%
Chemtura Corp. (c)		21,883	731
Multi Packaging Solutions International Ltd. (c)		50,133	900
Valspar Corp.		7,266	806

			2,437

Total Common Stocks (Cost $12,635)			12,876

EXCHANGE-TRADED FUNDS 3.5%
Vanguard FTSE Emerging Markets ETF		158,334	6,289
Vanguard REIT ETF		374,730	30,949

Total Exchange-Traded Funds (Cost $35,897)			37,238

REAL ESTATE INVESTMENT TRUSTS 7.2%

REAL ESTATE 7.2%
Alexandria Real Estate Equities, Inc.		22,302	2,465
American Campus Communities, Inc.		33,130	1,577

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
American Tower Corp.	21,118	$2,567
AvalonBay Communities, Inc.	10,165	1,866
Boston Properties, Inc.	27,005	3,576
Colony Starwood Homes (m)	16,343	555
CubeSmart	33,481	869
DCT Industrial Trust, Inc. (m)	19,546	941
DDR Corp.	79,411	995
Digital Realty Trust, Inc.	28,113	2,991
Douglas Emmett, Inc.	36,860	1,415
EastGroup Properties, Inc.	24,832	1,826
EPR Properties	30,031	2,211
Equinix, Inc.	8,593	3,440
Equity Residential	82,320	5,122
Essex Property Trust, Inc.	17,950	4,156
Federal Realty Investment Trust	18,627	2,487
GGP, Inc.	129,426	3,000
HCP, Inc.	80,303	2,512
Kilroy Realty Corp.	25,846	1,863
Life Storage, Inc. (m)	12,226	1,004
Omega Healthcare Investors, Inc.	25,473	840
Paramount Group, Inc.	35,690	579
Park Hotels & Resorts, Inc.	19,357	497
Physicians Realty Trust	88,748	1,763
Prologis, Inc. (m)	70,760	3,671
Public Storage	9,726	2,129
Retail Properties of America, Inc. ‘A’	35,837	517
Ryman Hospitality Properties, Inc.	24,331	1,504
Simon Property Group, Inc. (m)	38,597	6,640
SL Green Realty Corp.	16,280	1,736
Spirit Realty Capital, Inc.	103,204	1,045
Sun Communities, Inc.	31,745	2,550
Vornado Realty Trust	22,534	2,260
Welltower, Inc.	40,207	2,847

Total Real Estate Investment Trusts (Cost $74,059)		76,016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.2%

CERTIFICATES OF DEPOSIT 2.5%
Barclays Bank PLC
1.804% due 11/06/2017		$2,500	$2,505
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		3,200	3,209
Natixis S.A.
1.846% due 09/25/2017		3,600	3,608
Norinchukin Bank
1.733% due 10/11/2017		1,100	1,103
1.733% due 10/12/2017		4,100	4,112
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		4,400	4,411
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		1,500	1,504
1.882% due 09/18/2017		6,200	6,217

			26,669

REPURCHASE AGREEMENTS (j) 12.3%
			130,943

SHORT-TERM NOTES 0.0%
Federal Home Loan Bank
0.528% due 04/13/2017 (e)(f)†		250	250

ARGENTINA TREASURY BILLS 1.0%
2.924% due 05/26/2017 - 12/15/2017 (d)(e)		11,100	10,961

MEXICO TREASURY BILLS 0.3%
6.745% due 05/25/2017 - 01/04/2018 (d)(e)	MXN	58,747	3,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.556% due 04/20/2017 - 04/27/2017 (d)(e)(n)(p)†	$924	$924

Total Short-Term Instruments (Cost $172,594)		172,796

Total Investments in Securities (Cost $1,230,541)		1,237,458

	SHARES
INVESTMENTS IN AFFILIATES 10.7%

MUTUAL FUNDS (i) 10.7%
PIMCO Emerging Markets Currency Fund	12,551,868	113,846

Total Mutual Funds (Cost $127,925)		113,846

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	14,187	140

Total Short-Term Instruments (Cost $140)		140

Total Investments in Affiliates (Cost $128,065)		113,986

Total Investments 127.2% (Cost $1,358,606)		$1,351,444

Financial Derivative Instruments (l)(o) 0.4% (Cost or Premiums, net $(6))		4,055

Other Assets and Liabilities, net (27.6)%		(292,406)

Net Assets 100.0%		$1,063,093

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VII, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.950	% †	03/31/2017	04/03/2017	$600	U.S. Treasury Notes 1.625% due 11/30/2020	$(614)	$600	$600
MBC	0.970	†	03/31/2017	04/03/2017	64,400	U.S. Treasury Notes 1.625% due 02/15/2026	(66,608)	64,400	64,405
NOM	0.900	†	03/31/2017	04/03/2017	62,700	U.S. Treasury Notes 2.250% due 12/31/2023	(64,086)	62,700	62,705

82	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050	% †	03/31/2017	04/03/2017	$3,243	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(3,315)	$3,243	$3,243

Total Repurchase Agreements							$(134,623)	$130,943	$130,953

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.790%	02/23/2017	04/21/2017	$(17,542)	$(17,557)
	0.810	01/23/2017	04/21/2017	(6,668)	(6,679)
	0.850	02/13/2017	04/06/2017	(8,142)	(8,151)
BOS	0.850	03/23/2017	04/03/2017	(1,292)	(1,292)
	1.050	03/14/2017	04/04/2017	(22,597)	(22,610)
	1.100	03/27/2017	04/03/2017	(19,495)	(19,500)
	1.150	03/31/2017	04/07/2017	(6,031)	(6,032)
BSN	0.790	02/24/2017	04/24/2017	(51,044)	(51,086)
	0.820	01/19/2017	04/19/2017	(25,245)	(25,287)
	0.950	04/03/2017	05/03/2017	(21,755)	(21,755)
	0.980	03/31/2017	04/27/2017	(8,058)	(8,059)
GRE	0.950	03/27/2017	04/13/2017	(11,844)	(11,846)

Total Reverse Repurchase Agreements					$(199,854)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	0.700%	03/28/2017	04/04/2017	$(14,798)	$(14,800)
	0.720	03/24/2017	04/24/2017	(4,588)	(4,589)
	0.730	03/15/2017	04/17/2017	(1,362)	(1,363)
	0.750	03/29/2017	04/12/2017	(6,791)	(6,792)
	0.850	03/29/2017	04/05/2017	(5,293)	(5,293)
TDM	0.980	03/22/2017	04/21/2017	(6,640)	(6,642)

Total Sale-Buyback Transactions					$(39,479)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$4,000	$(4,207)	$(4,196)

Total Short Sales				$(4,207)	$(4,196)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $239,637 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO Inflation Response Multi-Asset Fund
Global/Master Repurchase Agreement
BOM	$0	$(32,387)	$0	$(32,387)	$32,413	$26
BOS	0	(49,434)	0	(49,434)	49,451	17
BSN	0	(106,187)	0	(106,187)	106,026	(161)
GRE	0	(11,846)	0	(11,846)	11,881	35
SSB	772	0	0	772	(793)	(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$(32,837)	$(32,837)	$32,837	$0
TDM	0	0	(6,642)	(6,642)	6,627	(15)

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
JPS	600	0	0	600	(614)	(14)
MBC	64,405	0	0	64,405	(66,608)	(2,203)
NOM	62,705	0	0	62,705	(64,086)	(1,381)
SSB	2,471	0	0	2,471	(2,523)	(52)

Total Borrowings and Other Financing Transactions	$130,953	$(199,854)	$(39,479)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(178,099)	$0	$0	$(178,099)

Total	$0	$(178,099)	$0	$0	$(178,099)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(39,479)	0	0	(39,479)

Total	$0	$(39,479)	$0	$0	$(39,479)

Total Borrowings	$0	$(217,578)	$0	$0	$(217,578)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(217,578)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(211,760) at a weighted average interest rate of 0.641%.
(4)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(21,755) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Brent Crude Spread April Futures †	$68.000	04/28/2017	10	$13	$0
Call - NYMEX Brent Crude Spread August Futures †	68.000	08/31/2017	10	13	3
Call - NYMEX Brent Crude Spread December Futures †	68.000	12/29/2017	10	13	9
Call - NYMEX Brent Crude Spread July Futures †	68.000	07/31/2017	10	13	2
Call - NYMEX Brent Crude Spread June Futures †	68.000	06/30/2017	10	13	1
Call - NYMEX Brent Crude Spread May Futures †	68.000	05/31/2017	10	13	0
Call - NYMEX Brent Crude Spread November Futures †	68.000	11/30/2017	10	13	7
Call - NYMEX Brent Crude Spread October Futures †	68.000	10/31/2017	10	13	5
Call - NYMEX Brent Crude Spread September Futures †	68.000	09/29/2017	10	13	4
Put - NYMEX Crude Calendar Spread August Futures †	0.500	07/21/2017	31	4	2
Put - NYMEX Crude Calendar Spread December Futures †	0.500	11/17/2017	31	4	2
Put - NYMEX Crude Calendar Spread July Futures †	0.500	06/19/2017	31	4	2
Put - NYMEX Crude Calendar Spread November Futures †	0.500	10/19/2017	31	4	2
Put - NYMEX Crude Calendar Spread October Futures †	0.500	09/19/2017	31	4	2
Put - NYMEX Crude Calendar Spread September Futures †	0.500	08/21/2017	31	3	2
Put - NYMEX Crude December Futures †	48.000	11/15/2017	160	515	461
Call - NYMEX Crude December Futures †	63.000	11/15/2017	160	336	150
Call - NYMEX Crude December Futures †	60.000	11/14/2018	62	208	199
Call - NYMEX Crude December Futures †	64.000	11/14/2018	216	715	468
Call - NYMEX Natural Gas April Futures	3.100	03/26/2018	66	221	151

84	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Natural Gas August Futures †	$3.950	07/26/2017	9	$13	$6
Call - NYMEX Natural Gas August Futures	3.100	07/26/2018	66	221	145
Call - NYMEX Natural Gas December Futures	3.100	11/27/2018	66	221	240
Call - NYMEX Natural Gas February Futures	3.100	01/26/2018	66	221	440
Call - NYMEX Natural Gas January Futures	3.100	12/26/2017	66	221	433
Call - NYMEX Natural Gas July Futures †	3.950	06/27/2017	9	13	4
Call - NYMEX Natural Gas July Futures	3.100	06/26/2018	66	221	140
Call - NYMEX Natural Gas June Futures †	3.950	05/25/2017	9	13	1
Call - NYMEX Natural Gas June Futures	3.100	05/25/2018	66	221	132
Call - NYMEX Natural Gas March Futures	3.100	02/23/2018	66	221	423
Call - NYMEX Natural Gas May Futures †	3.950	04/25/2017	9	13	0
Call - NYMEX Natural Gas May Futures	3.100	04/25/2018	66	221	128
Call - NYMEX Natural Gas November Futures	3.100	10/26/2018	66	221	189
Call - NYMEX Natural Gas October Futures †	3.950	09/26/2017	9	13	10
Call - NYMEX Natural Gas October Futures	3.100	09/25/2018	66	221	157
Call - NYMEX Natural Gas September Futures †	3.950	08/28/2017	9	13	8
Call - NYMEX Natural Gas September Futures	3.100	08/28/2018	66	221	148
Call - NYMEX WTI Crude December Futures †	66.000	12/29/2017	19	32	13
Call - NYMEX WTI Crude November Futures †	66.000	11/30/2017	19	32	11
Call - NYMEX WTI Crude October Futures †	66.000	10/31/2017	19	32	8
Call - NYMEX WTI-Brent Crude Spread December Futures †	2.000	10/30/2018	93	65	19

				$4,805	$4,127

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$109.750	05/26/2017	306	$3	$0
Call - CBOT U.S. Treasury 5-Year Note June Futures	125.000	05/26/2017	170	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures †	101.000	05/26/2017	220	2	0
Put - CBOT U.S. Treasury 10-Year Note June Futures †	107.500	05/26/2017	10	0	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	333	3	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/26/2017	277	2	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/26/2017	669	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	113.500	05/26/2017	333	3	0
Put - CME 90-Day Eurodollar April Futures	98.500	04/13/2017	924	13	6
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	2,759	101	17

				$134	$25

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500	2,400.000	06/16/2017	22	$82	$54
Put - CBOE S&P 500	2,250.000	12/15/2017	255	2,221	1,789
Call - EUREX EURO STOXX 50	3,375.000	06/16/2017	113	91	169
Call - EUREX EURO STOXX 50	3,400.000	06/16/2017	75	69	100

				$2,463	$2,112

Total Purchased Options				$7,402	$6,264

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude Calendar Spread August Futures †	$1.000	07/21/2017	62	$(3)	$(1)
Put - NYMEX Crude Calendar Spread December Futures †	1.000	11/17/2017	62	(3)	(1)
Put - NYMEX Crude Calendar Spread July Futures †	1.000	06/19/2017	62	(3)	(1)
Put - NYMEX Crude Calendar Spread November Futures †	1.000	10/19/2017	62	(3)	(1)
Put - NYMEX Crude Calendar Spread October Futures †	1.000	09/19/2017	62	(3)	(1)
Put - NYMEX Crude Calendar Spread September Futures †	1.000	08/21/2017	62	(3)	(2)
Call - NYMEX Crude December Futures †	60.000	11/15/2017	62	(105)	(94)
Call - NYMEX Crude December Futures †	64.000	11/15/2017	216	(423)	(173)
Call - NYMEX Crude July Futures †	54.000	06/15/2017	96	(86)	(145)
Put - NYMEX Crude June Futures †	44.000	05/17/2017	326	(255)	(69)
Call - NYMEX Crude June Futures †	54.000	05/17/2017	525	(192)	(399)
Call - NYMEX Crude June Futures †	56.000	05/17/2017	120	(82)	(44)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Crude June Futures †	$57.000	05/17/2017	32	$(24)	$(8)
Call - NYMEX Crude June Futures †	57.500	05/17/2017	64	(55)	(14)
Call - NYMEX Crude June Futures †	58.000	05/17/2017	96	(80)	(18)
Put - NYMEX Crude November Futures †	45.000	10/17/2018	62	(199)	(239)
Call - NYMEX Iron Ore April Futures †	2.000	04/28/2017	10	(17)	0
Call - NYMEX Iron Ore August Futures †	2.000	08/31/2017	10	(17)	(4)
Call - NYMEX Iron Ore December Futures †	2.000	12/29/2017	10	(17)	(14)
Call - NYMEX Iron Ore July Futures †	2.000	07/31/2017	10	(17)	(2)
Call - NYMEX Iron Ore June Futures †	2.000	06/30/2017	10	(17)	(1)
Call - NYMEX Iron Ore May Futures †	2.000	05/31/2017	10	(17)	0
Call - NYMEX Iron Ore November Futures †	2.000	11/30/2017	10	(17)	(11)
Call - NYMEX Iron Ore October Futures †	2.000	10/31/2017	10	(17)	(8)
Call - NYMEX Iron Ore September Futures †	2.000	09/29/2017	10	(17)	(5)
Put - NYMEX Natural Gas April Futures	2.600	03/26/2018	66	(116)	(120)
Call - NYMEX Natural Gas April Futures	3.750	03/26/2018	66	(107)	(56)
Put - NYMEX Natural Gas August Futures †	2.950	07/26/2017	9	(11)	(8)
Put - NYMEX Natural Gas August Futures	2.600	07/26/2018	66	(116)	(125)
Call - NYMEX Natural Gas August Futures	3.750	07/26/2018	66	(107)	(53)
Put - NYMEX Natural Gas December Futures	2.600	11/27/2018	66	(115)	(121)
Call - NYMEX Natural Gas December Futures	3.750	11/27/2018	66	(107)	(109)
Put - NYMEX Natural Gas February Futures	2.600	01/26/2018	66	(115)	(59)
Call - NYMEX Natural Gas February Futures	3.750	01/26/2018	66	(107)	(259)
Put - NYMEX Natural Gas January Futures	2.600	12/26/2017	66	(115)	(40)
Call - NYMEX Natural Gas January Futures	3.750	12/26/2017	66	(107)	(237)
Put - NYMEX Natural Gas July Futures †	2.850	06/27/2017	50	(23)	(25)
Put - NYMEX Natural Gas July Futures †	2.950	06/27/2017	9	(11)	(7)
Put - NYMEX Natural Gas July Futures	2.600	06/26/2018	66	(115)	(122)
Call - NYMEX Natural Gas July Futures	3.750	06/26/2018	66	(107)	(49)
Put - NYMEX Natural Gas June Futures †	2.700	05/25/2017	26	(15)	(5)
Put - NYMEX Natural Gas June Futures †	2.750	05/25/2017	101	(64)	(24)
Put - NYMEX Natural Gas June Futures †	2.800	05/25/2017	54	(36)	(17)
Put - NYMEX Natural Gas June Futures †	2.900	05/25/2017	96	(66)	(47)
Put - NYMEX Natural Gas June Futures †	2.950	05/25/2017	9	(11)	(5)
Put - NYMEX Natural Gas June Futures	2.600	05/25/2018	66	(115)	(123)
Call - NYMEX Natural Gas June Futures	3.750	05/25/2018	66	(107)	(44)
Put - NYMEX Natural Gas March Futures	2.600	02/23/2018	66	(115)	(83)
Call - NYMEX Natural Gas March Futures	3.750	02/23/2018	66	(107)	(260)
Put - NYMEX Natural Gas May Futures †	2.800	04/25/2017	94	(35)	(14)
Put - NYMEX Natural Gas May Futures †	2.900	04/25/2017	86	(42)	(23)
Put - NYMEX Natural Gas May Futures †	2.950	04/25/2017	34	(23)	(12)
Call - NYMEX Natural Gas May Futures †	3.400	04/25/2017	94	(38)	(41)
Put - NYMEX Natural Gas May Futures	2.600	04/25/2018	66	(115)	(128)
Call - NYMEX Natural Gas May Futures	3.750	04/25/2018	66	(107)	(43)
Put - NYMEX Natural Gas November Futures	2.600	10/26/2018	66	(115)	(141)
Call - NYMEX Natural Gas November Futures	3.750	10/26/2018	66	(107)	(80)
Put - NYMEX Natural Gas October Futures †	2.950	09/26/2017	9	(11)	(12)
Put - NYMEX Natural Gas October Futures	2.600	09/25/2018	66	(115)	(137)
Call - NYMEX Natural Gas October Futures	3.750	09/25/2018	66	(107)	(61)
Put - NYMEX Natural Gas September Futures †	2.950	08/28/2017	9	(11)	(11)
Put - NYMEX Natural Gas September Futures	2.600	08/28/2018	66	(115)	(136)
Call - NYMEX Natural Gas September Futures	3.750	08/28/2018	66	(107)	(56)
Call - NYMEX RBOB Gasoline December Futures †	185.000	12/29/2017	19	(40)	(26)
Call - NYMEX RBOB Gasoline November Futures †	185.000	11/30/2017	19	(40)	(23)
Call - NYMEX RBOB Gasoline October Futures †	185.000	10/31/2017	19	(40)	(20)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2017	106	(36)	(14)
Put - NYMEX WTI-Brent Crude Spread December Futures †	3.000	10/30/2017	106	(27)	(38)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	123	(133)	(55)
Put - NYMEX WTI-Brent Crude Spread December Futures †	4.000	10/30/2018	30	(7)	(11)
Put - NYMEX WTI-Brent Crude Spread June Futures †	2.000	04/27/2018	62	(46)	(56)
Put - NYMEX WTI-Brent Crude Spread June Futures †	3.000	04/27/2018	31	(13)	(16)

				$(5,117)	$(4,407)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	360	$(250)	$(75)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	88	(80)	(26)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	213	(173)	(204)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	203	(110)	(149)

				$(613)	$(454)

86	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,325.000	04/21/2017	11	$(20)	$(9)
Put - CBOE S&P 500	2,300.000	05/19/2017	11	(18)	(18)
Put - CBOE S&P 500	2,250.000	06/16/2017	22	(44)	(42)
Call - CBOE S&P 500	2,450.000	06/16/2017	22	(35)	(20)
Put - CBOE S&P 500	2,050.000	12/15/2017	255	(1,887)	(854)
Call - EUREX EURO STOXX 50	3,450.000	04/21/2017	77	(16)	(55)
Put - EUREX EURO STOXX 50	3,100.000	06/16/2017	113	(95)	(34)
Put - EUREX EURO STOXX 50	3,200.000	06/16/2017	75	(74)	(34)
Put - OSE Nikkei 225	19,000.000	04/14/2017	16	(21)	(38)

				$(2,210)	$(1,104)

Total Written Options				$(7,940)	$(5,965)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures †	Short	07/2017	77	$(146)	$0	$0
Aluminum May Futures †	Short	05/2017	23	(26)	0	0
Arabica Coffee May Futures †	Short	05/2017	15	33	0	0
Arabica Coffee September Futures †	Short	09/2017	45	(12)	1	0
Brent (ICE) Calendar Swap Futures April Futures †	Short	04/2017	1	(4)	0	0
Brent (ICE) Calendar Swap Futures April Futures †	Short	04/2018	9	9	0	(3)
Brent (ICE) Calendar Swap Futures August Futures †	Short	08/2017	1	(3)	0	0
Brent (ICE) Calendar Swap Futures August Futures †	Short	08/2018	10	13	0	(4)
Brent (ICE) Calendar Swap Futures December Futures †	Short	12/2017	1	(2)	0	0
Brent (ICE) Calendar Swap Futures December Futures †	Short	12/2018	10	15	0	(4)
Brent (ICE) Calendar Swap Futures February Futures †	Short	02/2018	10	9	0	(4)
Brent (ICE) Calendar Swap Futures January Futures †	Short	01/2018	10	8	0	(4)
Brent (ICE) Calendar Swap Futures July Futures †	Short	07/2017	1	(4)	0	0
Brent (ICE) Calendar Swap Futures July Futures †	Short	07/2018	10	12	0	(4)
Brent (ICE) Calendar Swap Futures June Futures †	Short	06/2017	1	(4)	0	0
Brent (ICE) Calendar Swap Futures June Futures †	Short	06/2018	10	11	0	(4)
Brent (ICE) Calendar Swap Futures March Futures †	Short	03/2018	10	9	0	(4)
Brent (ICE) Calendar Swap Futures May Futures †	Short	05/2017	1	(4)	0	0
Brent (ICE) Calendar Swap Futures May Futures †	Short	05/2018	9	9	0	(3)
Brent (ICE) Calendar Swap Futures November Futures †	Short	11/2017	1	(3)	0	0
Brent (ICE) Calendar Swap Futures November Futures †	Short	11/2018	10	15	0	(4)
Brent (ICE) Calendar Swap Futures October Futures †	Short	10/2017	1	(3)	0	0
Brent (ICE) Calendar Swap Futures October Futures †	Short	10/2018	10	14	0	(4)
Brent (ICE) Calendar Swap Futures September Futures †	Short	09/2017	1	(3)	0	0
Brent (ICE) Calendar Swap Futures September Futures †	Short	09/2018	10	14	0	(4)
Brent (ICE) Dubai Futures October Futures †	Long	10/2017	69	(17)	0	0
Brent (ICE) Dubai Futures April Futures †	Long	04/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures August Futures †	Long	08/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures December Futures †	Long	12/2017	69	(16)	0	0
Brent (ICE) Dubai Futures December Futures †	Long	12/2018	7	0	0	0
Brent (ICE) Dubai Futures February Futures †	Long	02/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures January Futures †	Long	01/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures July Futures †	Long	07/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures June Futures †	Long	06/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures March Futures †	Long	03/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures May Futures †	Long	05/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures November Futures †	Long	11/2017	69	(17)	0	0
Brent (ICE) Dubai Futures November Futures †	Long	11/2018	7	0	0	0
Brent (ICE) Dubai Futures October Futures †	Long	10/2018	7	(1)	0	(1)
Brent (ICE) Dubai Futures September Futures †	Long	09/2018	7	(1)	0	(1)
Brent Crude April Futures †	Short	02/2018	40	(58)	0	(15)
Brent Crude August Futures †	Short	06/2017	80	(190)	0	(32)
Brent Crude December Futures †	Short	10/2017	731	735	0	(286)
Brent Crude December Futures †	Long	10/2018	1,835	(2,980)	642	0
Brent Crude December Futures †	Long	10/2019	1,450	(2,094)	493	0
Brent Crude December Futures †	Short	10/2020	592	718	0	(166)
Brent Crude January Futures †	Long	11/2017	80	178	31	0
Brent Crude July Futures †	Long	05/2017	172	(365)	69	0
Brent Crude June Futures †	Long	04/2017	189	167	76	0
Brent Crude June Futures †	Short	04/2018	491	1,810	0	(172)
Brent Crude June Futures †	Short	04/2019	787	2,127	0	(276)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude June Futures †	Short	05/2020	133	$456	$0	$(40)
Brent Crude March Futures †	Short	01/2019	216	(247)	0	(76)
Brent Crude October Futures †	Short	08/2017	40	(112)	0	(16)
Brent Crude September Futures †	Short	07/2017	159	(145)	0	(62)
Brent Crude September Futures †	Short	07/2018	424	431	0	(148)
Call Options Strike @ USD 58.000 on Brent Crude July Futures †	Short	05/2017	96	3	0	(7)
Call Options Strike @ USD 61.000 on Brent Crude June Futures †	Short	04/2017	60	44	0	0
Call Options Strike @ USD 61.500 on Brent Crude June Futures †	Short	04/2017	60	47	0	0
Call Options Strike @ USD 62.000 on Brent Crude June Futures †	Short	04/2017	120	85	0	0
Call Options Strike @ USD 65.000 on Brent Crude December Futures †	Short	10/2017	160	193	0	(14)
Canola November Futures †	Long	11/2017	245	(28)	0	(20)
Chicago Ethanol (Platts) December Futures †	Long	12/2017	139	468	29	0
Cocoa December Futures †	Short	12/2017	68	58	2	0
Cocoa May Futures †	Long	05/2017	19	11	1	(2)
Cocoa May Futures †	Short	05/2017	51	(47)	1	0
Cocoa September Futures †	Long	09/2017	68	(50)	0	(1)
Cocoa September Futures †	Short	09/2017	19	(5)	3	(1)
Copper December Futures †	Long	12/2017	232	(259)	0	(93)
Copper December Futures †	Short	12/2017	105	284	0	0
Copper July Futures †	Long	07/2017	4	(20)	0	0
Copper May Futures †	Long	05/2017	13	0	0	(6)
Corn December Futures †	Long	12/2017	89	(12)	52	0
Corn July Futures †	Short	07/2017	515	125	0	(174)
Corn March Futures †	Long	03/2018	496	(194)	186	0
Corn May Futures †	Short	05/2017	43	(5)	0	(15)
Corn September Futures †	Short	09/2017	496	262	0	(188)
Cotton No. 2 December Futures †	Long	12/2017	171	5	34	0
Cotton No. 2 July Futures †	Short	07/2017	97	5	0	(48)
Cotton No. 2 May Futures †	Short	05/2017	167	(44)	0	(92)
E-mini S&P 500 Index June Futures	Short	06/2017	548	171	148	0
EIA Flat Tax On-Highway Diesel Swap April Futures †	Short	04/2017	2	(7)	0	(1)
EIA Flat Tax On-Highway Diesel Swap August Futures †	Short	08/2017	2	(7)	0	(1)
EIA Flat Tax On-Highway Diesel Swap December Futures †	Short	12/2017	2	(7)	0	(1)
EIA Flat Tax On-Highway Diesel Swap July Futures †	Short	07/2017	2	(8)	0	(1)
EIA Flat Tax On-Highway Diesel Swap June Futures †	Short	06/2017	2	(8)	0	(1)
EIA Flat Tax On-Highway Diesel Swap May Futures †	Short	05/2017	2	(8)	0	(1)
EIA Flat Tax On-Highway Diesel Swap November Futures †	Short	11/2017	2	(8)	0	(1)
EIA Flat Tax On-Highway Diesel Swap October Futures †	Short	10/2017	2	(8)	0	(1)
EIA Flat Tax On-Highway Diesel Swap September Futures †	Short	09/2017	2	(7)	0	(1)
Euro STOXX 50 June Futures	Long	06/2017	194	183	56	0
Euro-Bobl June Futures	Short	06/2017	29	10	0	(3)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	68	67	21	(2)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	108	8	46	0
Euro-Rapeseed November Futures †	Long	10/2017	532	(647)	0	(92)
Gas Oil December Futures †	Long	12/2017	216	(251)	5	0
Gas Oil December Futures †	Long	12/2018	718	(797)	54	0
Gas Oil July Futures †	Short	07/2017	44	(89)	1	0
Gas Oil June Futures †	Short	06/2017	216	196	11	0
Gas Oil June Futures †	Short	06/2018	359	456	0	(18)
Gas Oil June Futures †	Short	06/2019	359	492	0	(36)
Gas Oil May Futures †	Long	05/2017	16	18	0	(1)
Gas Oil September Futures †	Long	09/2017	196	76	0	0
Gold 100 oz. August Futures †	Short	08/2017	13	(52)	0	(4)
Gold 100 oz. December Futures †	Long	12/2017	69	248	21	0
Gold 100 oz. December Futures †	Long	12/2018	183	180	57	0
Gold 100 oz. June Futures †	Long	06/2017	3	(3)	1	0
Gulf Coast ULSD (Platts) Swap April Futures †	Long	04/2017	2	9	1	0
Gulf Coast ULSD (Platts) Swap August Futures †	Long	08/2017	2	8	1	0
Gulf Coast ULSD (Platts) Swap December Futures †	Long	12/2017	2	8	1	0
Gulf Coast ULSD (Platts) Swap July Futures †	Long	07/2017	2	8	1	0
Gulf Coast ULSD (Platts) Swap June Futures †	Long	06/2017	2	9	1	0
Gulf Coast ULSD (Platts) Swap May Futures †	Long	05/2017	2	9	1	0
Gulf Coast ULSD (Platts) Swap November Futures †	Long	11/2017	2	8	1	0
Gulf Coast ULSD (Platts) Swap October Futures †	Long	10/2017	2	8	1	0
Gulf Coast ULSD (Platts) Swap September Futures †	Long	09/2017	2	8	1	0
Hard Red Winter Wheat December Futures †	Long	12/2017	37	3	4	0
Hard Red Winter Wheat July Futures †	Long	07/2017	452	(333)	79	0
Hard Red Winter Wheat May Futures †	Short	05/2017	48	64	0	(8)
Henry Hub Natural Gas April Futures †	Long	03/2018	454	59	0	(22)
Henry Hub Natural Gas April Futures †	Long	03/2019	20	(10)	0	(1)
Henry Hub Natural Gas August Futures †	Long	07/2018	4	(2)	0	0

88	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas August Futures †	Long	07/2019	20	$(8)	$0	$(1)
Henry Hub Natural Gas December Futures †	Long	11/2018	4	0	0	0
Henry Hub Natural Gas December Futures †	Long	11/2019	20	4	0	(1)
Henry Hub Natural Gas February Futures †	Long	01/2018	4	5	0	0
Henry Hub Natural Gas February Futures †	Long	01/2019	20	12	0	(1)
Henry Hub Natural Gas January Futures †	Long	12/2017	4	5	0	0
Henry Hub Natural Gas January Futures †	Long	12/2018	20	13	0	(1)
Henry Hub Natural Gas July Futures †	Long	06/2018	4	(2)	0	0
Henry Hub Natural Gas July Futures †	Long	06/2019	20	(9)	0	(1)
Henry Hub Natural Gas June Futures †	Long	05/2018	4	(2)	0	0
Henry Hub Natural Gas June Futures †	Long	05/2019	20	(10)	0	(1)
Henry Hub Natural Gas March Futures †	Short	02/2018	461	(236)	10	0
Henry Hub Natural Gas March Futures †	Long	02/2019	20	8	0	(1)
Henry Hub Natural Gas May Futures †	Long	04/2018	4	(2)	0	0
Henry Hub Natural Gas May Futures †	Long	04/2019	20	(12)	0	(1)
Henry Hub Natural Gas November Futures †	Long	10/2018	4	(1)	0	0
Henry Hub Natural Gas November Futures †	Long	10/2019	20	(3)	0	(1)
Henry Hub Natural Gas October Futures †	Long	09/2018	4	(2)	0	0
Henry Hub Natural Gas October Futures †	Long	09/2019	20	(7)	0	(1)
Henry Hub Natural Gas September Futures †	Long	08/2018	4	(2)	0	0
Henry Hub Natural Gas September Futures †	Long	08/2019	20	(8)	0	(1)
Henry Hub Natural Gas Swap April Futures †	Long	03/2018	1,548	89	0	(77)
Henry Hub Natural Gas Swap April Futures †	Long	04/2019	4	(2)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2018	328	(75)	0	(21)
Henry Hub Natural Gas Swap August Futures †	Long	08/2019	4	(2)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2018	328	21	0	(15)
Henry Hub Natural Gas Swap December Futures †	Long	12/2019	4	1	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2018	328	337	14	(6)
Henry Hub Natural Gas Swap February Futures †	Long	02/2019	4	2	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2017	328	362	16	(5)
Henry Hub Natural Gas Swap January Futures †	Long	01/2019	4	3	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2018	328	(75)	0	(21)
Henry Hub Natural Gas Swap July Futures †	Long	07/2019	4	(2)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2018	328	(84)	0	(22)
Henry Hub Natural Gas Swap June Futures †	Long	06/2019	4	(2)	0	0
Henry Hub Natural Gas Swap March Futures †	Short	03/2018	353	(176)	20	0
Henry Hub Natural Gas Swap March Futures †	Long	03/2019	4	2	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2018	328	(92)	0	(22)
Henry Hub Natural Gas Swap May Futures †	Long	05/2019	4	(2)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2018	328	(52)	0	(18)
Henry Hub Natural Gas Swap November Futures †	Long	11/2019	4	(1)	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2017	539	(334)	4	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2018	328	(79)	0	(21)
Henry Hub Natural Gas Swap October Futures †	Long	10/2019	4	(1)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2018	328	(86)	0	(22)
Henry Hub Natural Gas Swap September Futures †	Long	09/2019	4	(2)	0	0
Japan Government 10-Year Bond June Futures	Short	06/2017	30	(4)	46	0
Lead July Futures †	Long	07/2017	18	28	0	0
Live Cattle April Futures †	Short	04/2017	60	(109)	6	0
Live Cattle August Futures †	Long	08/2017	60	150	1	(5)
Live Cattle June Futures †	Short	06/2017	66	(130)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2017	29	11	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2017	29	0	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2017	29	(1)	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2017	29	1	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2017	29	3	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2017	29	6	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2017	29	(1)	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2017	29	(1)	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2017	29	(2)	0	(2)
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2017	3	6	0	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2017	3	5	0	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2017	3	5	0	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2017	3	6	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2017	3	6	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2017	3	6	0	0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2017	3	5	0	0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2017	3	5	0	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2017	3	5	0	0
Mini MSCI Emerging Markets Index June Futures	Short	06/2017	62	(32)	22	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap August Futures †	Short	08/2017	5	2	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mont Belvieu Ethane 5 Decimal (OPIS) Swap December Futures †	Short	12/2017	5	$2	$1	$0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap July Futures †	Short	07/2017	5	1	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	5	1	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap November Futures †	Short	11/2017	5	2	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap October Futures †	Short	10/2017	5	2	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap September Futures †	Short	09/2017	5	2	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) January Futures †	Long	01/2018	20	22	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) April Futures †	Long	04/2018	20	(48)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) February Futures †	Long	02/2018	20	15	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) June Futures †	Long	06/2018	20	(51)	0	(5)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) March Futures †	Long	03/2018	20	(25)	0	(5)
Mont Belvieu LDH Propane 5 Decimal (OPIS Swap) May Futures †	Long	05/2018	20	(51)	0	(5)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2017	5	22	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2018	20	(42)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2017	5	22	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2018	20	(21)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2017	5	22	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2018	20	(47)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures †	Long	06/2017	5	(15)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2017	5	22	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2018	20	(26)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2017	5	22	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2018	20	(31)	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2017	5	22	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2018	20	(36)	0	(4)
Natural Gas April Futures †	Long	03/2018	1,010	(15)	0	(188)
Natural Gas August Futures †	Long	07/2017	663	657	0	(20)
Natural Gas January Futures †	Long	12/2017	24	(4)	1	(8)
Natural Gas July Futures †	Short	06/2017	351	(55)	4	0
Natural Gas June Futures †	Short	05/2017	241	(623)	7	0
Natural Gas March Futures †	Short	02/2018	388	(95)	38	0
Natural Gas May Futures †	Long	04/2017	177	388	0	(2)
Natural Gas May Futures †	Long	04/2018	128	(6)	0	(25)
Natural Gas October Futures †	Short	09/2017	411	49	19	0
Natural Gas October Futures †	Long	09/2018	19	(3)	0	(3)
Natural Gas September Futures †	Short	08/2017	382	(515)	11	0
New York Harbor ULSD April Futures †	Short	04/2017	7	43	0	(4)
New York Harbor ULSD December Futures †	Long	12/2017	7	(34)	4	0
New York Harbor ULSD July Futures †	Short	06/2017	49	89	0	(29)
New York Harbor ULSD June Futures †	Short	06/2017	7	39	0	(4)
New York Harbor ULSD May Futures †	Long	04/2017	14	27	8	0
New York Harbor ULSD May Futures †	Short	05/2017	7	41	0	(4)
New York Harbor ULSD November Futures †	Long	11/2017	7	(37)	4	0
New York Harbor ULSD October Futures †	Long	10/2017	7	(39)	4	0
Nickel July Futures †	Short	07/2017	4	19	0	0
Nickel May Futures †	Long	05/2017	48	(96)	0	0
Platinum July Futures †	Long	07/2017	268	(494)	0	(44)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	291	4	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	291	(16)	0	0
Put Options Strike @ USD 46.000 on Brent Crude December Futures †	Long	10/2018	62	31	0	(6)
Put Options Strike @ USD 50.000 on Brent Crude December Futures †	Short	10/2017	160	102	21	0
RBOB Gasoline December Futures †	Long	11/2018	7	16	4	0
RBOB Gasoline May Futures †	Long	04/2017	26	(17)	21	0
Russell 2000 Mini Index June Futures	Long	06/2017	37	38	6	(2)
Silver December Futures †	Long	12/2017	170	465	42	0
Silver July Futures †	Long	07/2017	8	53	2	0
Silver May Futures †	Short	05/2017	16	(44)	0	(4)
Soybean July Futures †	Long	07/2017	266	(450)	0	(185)
Soybean May Futures †	Long	05/2017	53	(164)	0	(45)
Soybean Meal July Futures †	Short	07/2017	90	83	58	0
Soybean Meal May Futures †	Long	05/2017	13	(15)	0	(9)
Soybean November Futures †	Short	11/2017	659	1,521	290	0
Soybean Oil July Futures †	Long	07/2017	145	(73)	0	(19)
Soybean Oil May Futures †	Long	05/2017	131	(185)	0	(18)
Sugar No. 11 July Futures †	Long	06/2017	272	(1,186)	0	(25)
Sugar No. 11 May Futures †	Short	04/2017	362	1,515	26	0
Sugar No. 11 October Futures †	Short	09/2017	271	224	24	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	806	(76)	0	(63)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	458	(117)	0	(75)

90	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures †	Long	06/2017	1,489	$452	$326	$0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	657	17	0	(205)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	16	13	5	0
United Kingdom Long Gilt June Futures	Short	06/2017	261	(363)	20	(128)
Wheat December Futures †	Short	12/2017	37	31	0	(8)
Wheat July Futures †	Short	07/2017	282	158	0	(71)
Wheat May Futures †	Short	05/2017	165	107	0	(45)
White Sugar August Futures †	Long	07/2017	20	(25)	0	(2)
White Sugar May Futures †	Long	04/2017	10	(37)	0	(1)
White Sugar October Futures †	Long	09/2017	271	(205)	0	(26)
WTI Crude April Futures †	Short	03/2018	154	374	0	(49)
WTI Crude August Futures †	Short	07/2017	166	391	0	(53)
WTI Crude December Futures †	Long	11/2017	143	309	46	0
WTI Crude December Futures †	Short	11/2017	116	(171)	0	(36)
WTI Crude December Futures †	Long	11/2018	192	90	61	0
WTI Crude December Futures †	Short	11/2018	383	948	0	(118)
WTI Crude December Futures †	Long	11/2019	268	94	77	0
WTI Crude December Futures †	Short	11/2020	203	162	0	(62)
WTI Crude July Futures †	Short	06/2017	92	(113)	0	(30)
WTI Crude June Futures †	Long	05/2017	23	16	7	0
WTI Crude June Futures †	Short	05/2018	210	(369)	0	(65)
WTI Crude June Futures †	Long	05/2019	276	(1,109)	88	0
WTI Crude March Futures †	Long	02/2018	462	647	148	0
WTI Crude May Futures †	Long	04/2017	11	23	3	0
WTI Crude November Futures †	Long	10/2017	252	(8)	78	0
WTI Crude September Futures †	Long	08/2017	13	8	4	0
WTI Crude September Futures †	Short	08/2017	111	147	0	(36)
WTI Crude September Futures †	Long	08/2018	280	(532)	90	0
WTI Spread Calendar Swap April Futures †	Long	04/2017	7	(35)	2	0
WTI Spread Calendar Swap December Futures †	Short	12/2017	7	26	0	(2)
WTI Spread Calendar Swap June Futures †	Long	06/2017	7	(30)	2	0
WTI Spread Calendar Swap May Futures †	Long	05/2017	7	(32)	2	0
WTI Spread Calendar Swap November Futures †	Short	11/2017	7	26	0	(2)
WTI Spread Calendar Swap October Futures †	Short	10/2017	7	27	0	(2)
Zinc December Futures †	Short	12/2017	14	(6)	0	0
Zinc December Futures †	Long	12/2018	14	35	0	0
Zinc July Futures †	Long	07/2017	32	(73)	0	0
Zinc June Futures †	Short	06/2018	6	2	0	0
Zinc June Futures †	Long	06/2019	6	9	0	0
Zinc May Futures †	Short	05/2017	26	36	0	0

Total Futures Contracts				$2,640	$3,830	$(4,250)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Altria Group, Inc.	1.000%	06/20/2021	0.234%	$1,000	$ (32)	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-28 5-Year Index	1.000%	06/20/2022	$ 20,900	$(1,556)	$(114)	$4	$(15)
iTraxx Europe Main 26 5-Year Index	5.000	12/20/2021	EUR 9,200	(158)	(41)	0	(5)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022	27,100	(402)	(44)	0	(16)

				$(2,116)	$(199)	$4	$(36)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR †	1.750%	12/21/2026	$1,400	$74	$103	$0	$(2)
Receive	3-Month USD-LIBOR	1.250	02/23/2018	54,700	38	8	0	0
Receive(5)	3-Month USD-LIBOR	0.996	04/05/2018	400	2	2	0	0
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019	46,300	(430)	(12)	16	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020	4,000	(33)	65	0	(3)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022	54,100	2,276	(211)	0	(52)
Pay(5)	3-Month USD-LIBOR	2.655	10/19/2023	16,000	166	166	18	0
Pay(5)	3-Month USD-LIBOR	2.678	10/25/2023	11,000	124	124	12	0
Pay(5)	3-Month USD-LIBOR	2.670	11/19/2023	5,000	52	52	6	0
Pay(5)	3-Month USD-LIBOR	2.681	12/12/2023	5,000	52	52	6	0
Pay(5)	3-Month USD-LIBOR	2.500	12/19/2023	29,000	55	288	31	0
Receive(5)	3-Month USD-LIBOR	2.800	10/28/2025	51,710	(264)	(125)	0	(53)
Receive(5)	3-Month USD-LIBOR	2.500	02/22/2026	21,100	199	267	0	(21)
Receive(5)	3-Month USD-LIBOR	2.400	03/16/2026	13,250	186	236	0	(13)
Receive(5)	3-Month USD-LIBOR	2.300	04/21/2026	7,800	146	179	0	(8)
Receive(5)	3-Month USD-LIBOR	2.300	04/27/2026	9,100	171	207	0	(9)
Receive(5)	3-Month USD-LIBOR	1.850	07/20/2026	10,400	408	441	0	(10)
Receive(5)	3-Month USD-LIBOR	1.850	07/27/2026	4,800	188	196	0	(4)
Pay(5)	3-Month USD-LIBOR	1.950	11/08/2026	16,400	(585)	(536)	14	0
Receive	3-Month USD-LIBOR †	1.750	12/21/2026	5,560	283	82	0	(8)
Receive(5)	3-Month USD-LIBOR †	1.500	06/21/2027	33,600	(2,853)	(2)	57	0
Pay	3-Month USD-LIBOR	2.250	12/21/2046	1,510	137	(19)	0	(3)
Receive(5)	3-Month USD-LIBOR	2.948	10/19/2048	3,000	(104)	(104)	0	(5)
Receive(5)	3-Month USD-LIBOR	2.969	10/25/2048	2,000	(78)	(78)	0	(3)
Receive(5)	3-Month USD-LIBOR	2.951	11/19/2048	1,000	(35)	(35)	0	(1)
Receive(5)	3-Month USD-LIBOR	2.953	12/12/2048	1,000	(34)	(34)	0	(1)
Receive(5)	3-Month USD-LIBOR	2.750	12/19/2048	6,500	53	(110)	0	(9)
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022	4,600	(24)	6	0	(15)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	6,300	(199)	(100)	0	(34)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048	11,810	(1,213)	(412)	0	(161)
Pay	28-Day MXN-TIIE	7.030	11/10/2021	192,200	(64)	(46)	19	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021	14,200	5	5	2	0
Pay	CPTFEMU	0.290	08/15/2017	3,300	27	21	6	0
Pay	CPTFEMU	0.580	10/15/2017	400	1	3	1	0
Pay	CPTFEMU	0.830	05/15/2018	9,500	(110)	(62)	0	(1)
Pay	CPTFEMU	0.625	09/15/2018	700	3	5	0	0
Pay	CPTFEMU	0.650	10/15/2018	200	1	1	0	0
Pay	CPTFEMU	0.883	11/15/2018	5,600	36	36	0	0
Pay	CPTFEMU	0.806	04/15/2021	14,280	301	206	0	(16)
Pay	CPTFEMU	0.875	05/15/2021	7,200	141	93	0	(9)
Pay	CPTFEMU	1.165	12/15/2021	190	0	0	0	0
Pay	CPTFEMU	1.178	05/15/2026	800	(16)	(9)	3	0
Pay	CPTFEMU	1.385	12/15/2026	6,600	22	27	31	0
Pay	CPURNSA	2.027	11/23/2020	8,300	76	76	41	0
Pay	CPURNSA	1.578	11/24/2020	11,900	301	80	59	0
Pay	CPURNSA	2.021	11/25/2020	8,000	74	74	39	0
Pay	CPURNSA	1.550	07/26/2021	2,700	91	(1)	0	(1)
Pay	CPURNSA	1.603	09/12/2021	2,160	64	(1)	0	(1)
Pay	CPURNSA	1.730	07/26/2026	2,700	(144)	1	1	0
Pay	CPURNSA	1.800	09/12/2026	6,600	(303)	(236)	0	(39)
Pay	CPURNSA	1.801	09/12/2026	2,160	(99)	1	1	0
Pay	CPURNSA	1.805	09/12/2026	2,000	(91)	1	1	0
Pay	CPURNSA	1.780	09/15/2026	1,700	(82)	1	1	0
Pay	FRCPXTOB	0.890	11/15/2018	2,000	7	3	0	0
Pay	UKRPI	3.325	08/15/2030	11,700	(170)	(119)	0	(53)
Pay	UKRPI	3.300	12/15/2030	13,100	(447)	340	0	(50)
Pay	UKRPI	3.100	06/15/2031	2,550	(274)	(2)	0	(10)
Pay	UKRPI	3.530	10/15/2031	2,700	12	(33)	0	(33)
Pay	UKRPI	3.585	10/15/2046	2,300	(189)	6	53	0

					$(2,069)	$1,167	$418	$(628)

Total Swap Agreements					$(4,217)	$966	$422	$(664)

92	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(m)	Securities with an aggregate market value of $6,430 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(n)	Securities with an aggregate market value of $25,089 and cash of $6,058 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Inflation Response Multi-Asset Fund(7)	$4,863	$630	$422	$5,915	$(4,200)	$(478)	$(669)	$(5,347)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)(7)	1,401	3,204	0	4,605	(1,765)	(3,776)	(4)	(5,545)

Total Exchange-Traded or Centrally Cleared	$6,264	$3,834	$422	$10,520	$(5,965)	$(4,254)	$(673)	$(10,892)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $4 and liability of $(4) for closed futures and unsettled variation margin liability of $(9) for closed swap agreements is outstanding at period end.
(7)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2017		DKK	2,744		$417	$23	$0
	04/2017			$2,298	DKK	15,741	0	(40)
	05/2017		CNH	15,685		$2,266	0	(8)
	05/2017		MXN	8,987		442	0	(34)
	05/2017	†		$293	EUR	276	2	0
	05/2017			5,449	RUB	321,911	204	0
	07/2017		DKK	15,741		$2,308	40	0
	08/2017		MXN	10,650		533	0	(24)
BPS	04/2017		BRL	116,181		36,124	89	(1,076)
	04/2017		COP	8,072,298		2,754	0	(49)
	04/2017		EUR	33,031		35,102	0	(135)
	04/2017			$36,216	BRL	116,181	983	(88)
	04/2017			2,671	DKK	18,300	0	(47)
	04/2017			32,352	EUR	30,005	3	(345)
	04/2017			927	HUF	263,147	0	(16)
	04/2017			5,500	MXN	108,829	301	0
	05/2017		EUR	29,495		$31,851	346	0
	05/2017		NZD	15,905		11,109	0	(32)
	05/2017			$11,450	BRL	35,781	0	(96)
	06/2017			674	PHP	34,204	4	0
	08/2017		MXN	10,870		$544	0	(25)
	10/2017		BRL	66,600		19,635	0	(817)
	01/2018			2,650		734	0	(67)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	03/2018		MXN	38,880		$1,859	$0	$(118)
	03/2018			$1,960	MXN	38,880	18	0
	04/2018		DKK	18,300		$2,726	46	0
BRC	04/2017			$5,208	AUD	6,810	0	(5)
	05/2017		AUD	6,810		$5,205	5	0
	07/2017		DKK	3,131		478	27	0
CBK	04/2017		CZK	22,927		918	9	0
	04/2017			$918	HUF	262,915	0	(8)
	04/2017			1,831	TRY	6,675	1	(2)
	05/2017	†	EUR	662		$700	0	(8)
	05/2017	†		$449	CAD	598	1	0
	05/2017	†		1,132	EUR	1,066	7	0
	05/2017			105	RUB	6,310	6	0
	06/2017			3,449	KRW	3,901,939	45	0
DUB	04/2017		DKK	4,190		$634	34	0
	04/2017			$802	ILS	3,026	33	0
	04/2017			7,887	RUB	471,459	457	0
	05/2017			2,877	CNH	20,063	32	0
	01/2018		BRL	26,300		$7,391	0	(556)
FBF	06/2017			$3,731	TWD	113,992	37	0
GLM	04/2017		CAD	6,161		$4,705	72	0
	04/2017		COP	2,684,461		915	0	(15)
	04/2017		CZK	22,960		918	10	0
	04/2017		EUR	2,234		2,354	0	(29)
	04/2017	†	GBP	907		1,118	0	(19)
	04/2017		JPY	82,400		725	0	(15)
	04/2017		KRW	1,026,953		918	0	(1)
	04/2017		MXN	59,037		2,845	0	(301)
	04/2017		TWD	27,923		918	0	(2)
	04/2017			$2,437	EUR	2,312	29	0
	04/2017			11,295	GBP	9,090	94	0
	04/2017			918	TRY	3,354	0	0
	04/2017			918	ZAR	11,509	0	(62)
	05/2017	†	EUR	599		$644	4	0
	05/2017		GBP	9,090		11,303	0	(94)
	05/2017	†		$3,943	CAD	5,170	0	(54)
	05/2017	†		8,049	EUR	7,522	2	(11)
	05/2017			1,214	ZAR	16,715	25	0
	01/2018		DKK	10,900		$1,597	10	0
	01/2018		MXN	5,300		259	0	(13)
HUS	04/2017			$918	THB	31,746	6	0
	04/2017			918	TRY	3,351	0	0
	05/2017	†		1,152	CAD	1,541	8	0
	05/2017	†		936	EUR	886	11	0
	06/2017		HKD	18,888		$2,436	2	0
	06/2017			$485	PEN	1,610	6	0
	10/2017		DKK	37,266		$5,703	308	0
JPM	04/2017		BRL	79,500		22,912	0	(2,483)
	04/2017		DKK	45,300		6,571	75	0
	04/2017		INR	330,881		5,047	0	(53)
	04/2017		KRW	3,074,029		2,754	4	(2)
	04/2017		RUB	52,748		919	0	(13)
	04/2017			$24,862	BRL	79,500	532	0
	04/2017			3,165	EUR	2,948	0	(20)
	04/2017			3,894	GBP	3,176	85	0
	04/2017			1,836	INR	120,266	18	0
	04/2017			2,480	MXN	47,901	73	0
	05/2017	†		1,304	EUR	1,230	10	0
	10/2017		BRL	33,300		$9,794	0	(432)
	10/2017		DKK	3,235		496	28	0
	01/2018		BRL	5,150		1,424	0	(133)
MSB	04/2017		GBP	12,266		15,383	15	0
	06/2017			$4,418	SGD	6,219	31	0
NAB	04/2017			4,602	CAD	6,161	31	0
	05/2017		CAD	6,161		$4,604	0	(31)
NGF	06/2017		MXN	3,020		149	0	(11)
	07/2017			3,020		149	0	(11)
	08/2017			4,520		221	0	(15)

94	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	11/2017		MXN	12,380		$600	$0	$(38)
	01/2018		BRL	14,500		4,042	0	(339)
SCX	04/2017		AUD	6,810		5,244	41	0
	05/2017	†	EUR	473		506	1	0
	05/2017	†		$530	EUR	501	5	0
	05/2017			2,172	HUF	618,223	0	(33)
	05/2017			201	PLN	802	1	0
SOG	04/2017		NZD	15,905		$11,419	269	0
	04/2017			$918	THB	31,740	6	0
	04/2017			918	ZAR	11,897	0	(35)
	05/2017			2,341	CNH	16,326	26	0
	05/2017			5,254	CNY	36,615	44	0
	08/2017			1,535	TRY	5,879	23	0
UAG	04/2017			1,602	EUR	1,491	0	(11)
	04/2017			12,939	INR	888,982	763	0
	06/2017			144	IDR	1,944,133	1	0
	06/2017			1,698	MYR	7,594	6	0
	06/2017			3,701	THB	130,243	87	0

Total Forward Foreign Currency Contracts							$5,515	$(7,872)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,065.160	10Y USISDA 1.865	07/20/2017	9,695	$249	$ 74

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$ 3,700	$ 371	$78
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	3,700	371	562
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018	18,800	214	505
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	24,600	285	620
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	2,200	220	46
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	2,200	220	334

							$ 1,681	$2,145

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	1.600%	3-Month USD-LIBOR	12/06/2019	$43,700	$612	$135
NGF	Call - OTC 2-Year Interest Rate Floor(1)	1.600	3-Month USD-LIBOR	12/06/2019	44,300	616	137

						$1,228	$272

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GST	Call - OTC WTI Crude December Futures †	$66.000	12/31/2017	$ 27	$52	$6
JPM	Call - OTC WTI Crude December Futures †	66.000	12/31/2017	36	60	8

					$112	$14

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC EURO STOXX 50	3,156.850	12/15/2017	EUR	3	$159	$88

Total Purchased Options						$3,429	$2,593

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	10,900	$ (14)	$(23)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		10,900	(16)	(6)

							$ (30)	$(29)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$1.268	05/18/2017	GBP	16,269	$(115)	$(151)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$ 200	$(2)	$0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 1,900	(87)	(22)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$ 700	(5)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	5,400	(14)	31
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	5,400	(14)	31
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	7,200	(81)	(30)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	3,200	(59)	(17)

						$(262)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	$ 10,600	$(92)	$(8)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017	10,600	(92)	(179)

							$(184)	$(187)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$ 87,400	$(612)	$(49)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019	88,600	(616)	(50)

						$(1,228)	$(99)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC Heating Oil December Futures †	$200.000	12/31/2017	$ 1,134	$(68)	$(10)
JPM	Call - OTC Heating Oil December Futures †	200.000	12/31/2017	1,512	(83)	(13)
MEI	Call - OTC NGCAL18 †	2.800	05/31/2017	84,000	(16)	(15)
	Call - OTC NGCAL18 †	3.250	05/31/2017	84,000	(17)	(17)

					$(184)	$(55)

96	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC MSCI Emerging Markets	890.000	04/21/2017	$ 3	$(25)	$(3)
MYI	Call - OTC MSCI Emerging Markets	1,005.000	04/21/2017	3	(13)	(2)

					$(38)	$(5)

Total Written Options					$(2,041)	$(533)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		2,878		23,225		(12,817)		(6,239)		(741)		6,306
Notional Amount in $	$	339,775	$	821,345	$	(280,756)	$	(328,675)	$	(161,737)	$	389,952
Notional Amount in AUD	AUD	0	AUD	2,280	AUD	(2,280)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	17,970	EUR	192,639	EUR	(62,158)	EUR	(100,781)	EUR	(23,970)	EUR	23,700
Notional Amount in GBP	GBP	0	GBP	81,927	GBP	0	GBP	(65,658)	GBP	0	GBP	16,269
Notional Amount in JPY	JPY	0	JPY	8,402	JPY	(4,209)	JPY	(4,193)	JPY	0	JPY	0
Premiums	$	(5,467)	$	(22,430)	$	12,320	$	4,669	$	927	$	(9,981)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 2Q17 †	$8.050	06/30/2017	80,700	$(17)	$20	$3	$0
	Pay	EURMARGIN 3Q17 †	7.180	09/30/2017	98,400	(28)	21	0	(7)
	Receive	EURMARGIN 4Q17 †	4.090	12/31/2017	105,300	26	133	159	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	160,200	(26)	218	192	0
	Pay	EURSIMP 2Q17 †	2.956	06/30/2017	57,000	(4)	2	0	(2)
	Pay	EURSIMP 3Q17 †	2.475	09/30/2017	57,600	(6)	4	0	(2)
	Receive	EURSIMP 4Q17 †	1.000	12/31/2017	19,200	0	30	30	0
	Receive	EURSIMP CAL17 †	0.550	12/31/2017	13,500	0	30	30	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	72,000	0	(159)	0	(159)
	Receive	NAPGASFO CAL18 †	12.700	12/31/2018	57,600	(1)	4	3	0
	Receive	OREXIO 1Q18 †	69.200	03/31/2018	16,800	0	(141)	0	(141)
	Pay	OREXIO 2Q17 †	82.500	06/30/2017	16,800	0	100	100	0
	Receive	OREXIO 3Q17 †	61.500	09/30/2017	13,500	0	106	106	0
	Pay	OREXIO 4Q17 †	78.000	12/31/2017	2,100	0	28	28	0
	Receive	OREXIO 4Q18 †	63.700	12/31/2018	6,000	0	(62)	0	(62)
	Receive	PLATGOLD N7 †	238.250	07/07/2017	7,500	31	(487)	0	(456)
CBK	Pay	SLVRLND Index †	17.910	11/30/2017	290,000	0	(161)	0	(161)
GST	Pay	GOLDLNPM Index †	1,365.100	07/05/2017	2,700	362	(56)	306	0
	Receive	KWW N7 †	0.098	06/23/2017	1,294,500	(52)	(142)	0	(194)
	Pay	OREXIO 1Q18 †	72.300	03/31/2018	9,900	0	114	114	0
	Receive	OREXIO 1Q19 †	58.400	03/31/2019	9,900	0	(66)	0	(66)
	Pay	OREXIO 3Q17 †	78.650	09/30/2017	13,500	0	124	124	0
	Receive	OREXIO 3Q18 †	63.550	09/30/2018	13,500	0	(109)	0	(109)
	Receive	OREXIO 4Q17 †	59.700	12/31/2017	2,100	0	10	10	0
	Receive	OREXIO 4Q18 †	62.000	12/31/2018	1,800	0	(16)	0	(16)
	Receive	PLTMLNPM Index †	1,106.500	07/05/2017	2,700	(311)	(104)	0	(415)
JPM	Receive	EURMARGIN 2H17 †	5.070	12/31/2017	37,200	0	50	50	0
	Pay	EURMARGIN 2Q17 †	8.010	06/30/2017	75,600	(15)	15	0	0
	Pay	EURMARGIN 3Q17 †	7.270	09/30/2017	56,400	(6)	7	1	0
	Receive	EURMARGIN 4Q17 †	3.900	12/31/2017	33,000	0	56	56	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	50,400	0	61	61	0
	Receive	EURSIMP CAL17 †	0.770	12/31/2017	90,000	1	176	177	0
	Receive	HSFOEW 1Q18 †	14.500	03/31/2018	16,500	4	16	20	0
	Receive	NAPGASFO CAL17 †	15.900	12/31/2017	18,000	0	(36)	0	(36)
	Receive	NAPGASFO CAL18 †	12.000	12/31/2018	38,400	0	4	4	0
	Pay	OREXIO 1Q18 †	69.700	03/31/2018	6,900	0	61	61	0
	Receive	OREXIO 1Q19 †	55.900	03/31/2019	6,900	0	(30)	0	(30)
	Receive	OREXIO 2Q17 †	45.350	06/30/2017	16,800	0	522	522	0
MAC	Receive	CAW Z7 †	0.275	11/15/2017	539,800	(59)	54	0	(5)
	Receive	CUAC 4Q17 †	36.800	12/31/2017	3,570,000	2	341	343	0
	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	40,200	18	46	64	0
	Pay	LXZ7†	2,750.000	12/18/2017	75	0	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	LXZ8 †	$2,585.000	12/17/2018	75	$0	$9	$9	$0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	126,000	(110)	(169)	0	(279)
MYC	Pay	EURMARGIN 3Q17 †	7.530	09/30/2017	18,300	0	5	5	0
	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	21,600	0	19	19	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	66,900	27	24	51	0
	Receive	EURMARGIN CAL17 †	5.550	12/31/2017	99,000	0	148	148	0
	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	99,900	0	127	127	0
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	77,400	0	97	97	0
	Receive	EURMARGIN CAL17 †	5.900	12/31/2017	36,000	0	41	41	0
	Pay	EURSIMP 2Q17 †	2.600	06/30/2017	19,500	0	(8)	0	(8)
	Receive	EURSIMP CAL17 †	0.560	12/31/2017	72,000	0	157	157	0
	Receive	EURSIMP CAL17 †	0.780	12/31/2017	36,000	0	71	71	0
	Receive	EURSIMP CAL17 †	0.880	12/31/2017	18,000	0	33	33	0
	Pay	GOLDLNPM Index †	1,255.000	11/29/2018	6,300	0	(160)	0	(160)
	Pay	GOLDLNPM Index †	1,266.200	11/29/2018	5,600	0	(81)	0	(81)
	Pay	GOLDLNPM Index †	1,289.000	11/29/2018	6,400	0	50	50	0
	Pay	SLVRLND Index †	17.938	11/29/2017	145,000	0	(76)	0	(76)
SOG	Pay	EURMARGIN 2Q17 †	7.950	06/30/2017	18,000	0	(1)	0	(1)
	Pay	EURMARGIN 3Q17 †	7.150	09/30/2017	18,000	0	(2)	0	(2)
UAG	Pay	GOLDLNPM Index †	1,223.100	12/01/2017	6,900	0	(259)	0	(259)
	Pay	SLVRLND Index †	17.660	12/01/2017	140,000	0	(116)	0	(116)
	Pay	SLVRLND Index †	17.766	12/01/2017	135,000	0	(98)	0	(98)
	Pay	SLVRLND Index †	18.027	12/01/2017	140,000	0	(66)	0	(66)

						$(164)	$527	$3,372	$(3,009)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR 300	$(5)	$7	$2	$0
BPS	Barclays Bank PLC	1.000	06/20/2017	0.262	1,900	0	4	4	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	1,900	(36)	47	11	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.800	$ 200	(17)	11	0	(6)
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR 400	(6)	8	2	0
	Mexico Government International Bond	1.000	06/20/2021	0.989	$ 300	(7)	7	0	0
	Russia Government International Bond	1.000	12/20/2021	1.494	2,500	(79)	25	0	(54)
DUB	Brazil Government International Bond	1.000	06/20/2021	1.800	500	(43)	27	0	(16)
FBF	Mexico Government International Bond	1.000	06/20/2021	0.989	1,200	(31)	32	1	0
HUS	Mexico Government International Bond	1.000	06/20/2021	0.989	1,600	(39)	40	1	0
JPM	Brazil Government International Bond	1.000	12/20/2021	2.050	1,100	(86)	36	0	(50)
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR 500	(9)	12	3	0
	Russia Government International Bond	1.000	06/20/2021	1.292	$ 700	(43)	35	0	(8)

						$(401)	$291	$24	$(134)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
GST	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$500	$ (16)	$13	$0	$(3)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	2,600	(121)	86	0	(35)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,300	(142)	93	0	(49)

					$ (279)	$192	$0	$(87)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.565%	06/07/2018		$1,500	$0	$10	$10	$0
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	100	0	0	0	0
	Pay	CPTFEMU	0.806	04/15/2021		4,400	0	93	93	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		900	0	(18)	0	(18)

98	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	UKRPI	3.120%	06/15/2046	GBP	60	$ (8)	$22	$14	$0
MYC	Receive	CPURNSA	1.788	07/18/2026		$3,600	0	(173)	0	(173)
	Receive	CPURNSA	1.800	07/20/2026		9,900	0	(462)	0	(462)
	Receive	CPURNSA	1.805	09/20/2026		900	0	(42)	0	(42)
RYL	Receive	CPTFEMU	1.385	12/15/2026	EUR	1,700	(8)	14	6	0
	Pay	CPURNSA	2.250	07/15/2017		$2,000	4	(106)	0	(102)
	Receive	FRCPXTOB	1.140	08/15/2026	EUR	1,300	0	(44)	0	(44)
	Receive	UKRPI	3.140	07/15/2031	GBP	200	0	(20)	0	(20)

							$ (12)	$(726)	$ 123	$(861)

TOTAL RETURN SWAPS ON , COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	175	1-Month USD-LIBOR plus a specified spread	08/24/2017	$5,117	$0	$13	$13	$0
	Receive	DWRTFT Index	470	1-Month USD-LIBOR plus a specified spread	11/08/2017	1,625	0	34	34	0
BPS	Receive	BCOMF1T Index †	142,303	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	4,366	0	471	471	0
	Pay	BCOMTR Index †	140,124	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	47,558	0	(208)	0	(208)
	Pay	SPGCINP Index †	36,666	(0.050)%	08/15/2017	23,971	0	(75)	0	(75)
CBK	Receive	BCOMERF211A Index †	242,779	0.170%	04/18/2017	6,488	0	647	647	0
	Receive	BCOMERF311A Index †	219,174	0.170%	04/18/2017	59,667	0	698	698	0
	Pay	BCOMF2 Index †	311,184	0.070%	04/18/2017	60,612	0	(611)	0	(611)
	Pay	BCOMF3 Index †	299,447	0.070%	04/18/2017	59,381	0	(678)	0	(678)
	Receive	BCOMF1T Index †	1,036	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	59,235	0	3	3	0
	Receive	BCOMTR Index †	111,865	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	346	0	188	188	0
FBF	Receive	EURO STOXX 50 Index	42,600	3-Month USD-LIBOR plus a specified spread	06/16/2017	19,137	0	191	191	0
	Receive	BCOMTR Index †	9,001	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	1,540	0	15	15	0
	Receive	DWRTFT Index	888	1-Month USD-LIBOR plus a specified spread	08/24/2017	8,248	0	64	64	0
	Receive	DWRTFT Index	1,821	1-Month USD-LIBOR plus a specified spread	11/08/2017	16,914	0	130	130	0
GST	Receive	BCOMF1T Index †	28,270	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	9,448	0	94	94	0
	Receive	BCOMGC Index †	473,395	0.070%	08/15/2017	69,866	0	2,749	2,749	0
	Receive	BCOMTR Index †	13,049	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	2,232	0	22	22	0
	Pay	SPGCINP Index †	6,624	(0.050)%	08/15/2017	1,172	0	(14)	0	(14)
JPM	Receive	BCOMF1T Index †	421,176	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	140,758	0	1,393	1,393	0
	Pay	BCOMTR Index †	104,185	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	17,823	0	(175)	0	(175)
	Receive	JMABDEW2 Index †	21,597	0.300%	08/15/2017	18,457	0	(308)	0	(308)
	Receive	JMABFNJ1 Index †	278,019	0.700%	08/15/2017	27,884	0	(48)	0	(48)
	Receive	JMABNIC4 Index †	66,286	0.170%	08/15/2017	25,682	0	60	60	0
	Pay	SPGCINP Index †	6,570	(0.050)%	08/15/2017	1,163	0	(13)	0	(13)
MAC	Receive	BCOMTR2 Index †	7,527	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	685	0	7	7	0
	Receive	MQCP563E Index †	98,186	0.950%	08/15/2017	12,975	0	(41)	0	(41)

							$0	$4,608	$6,779	$(2,171)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	SPGCCLP Index (8)†	8.851%	06/16/2017	$ 784	$0	$23	$23	$0
BPS	Pay	ICE Brent Crude July Futures (8)†	7.182	05/17/2017	461	0	(3)	0	(3)
	Pay	ICE Brent Crude July Futures (8)†	8.066	05/17/2017	2,450	0	29	29	0
	Pay	ICE Brent Crude June Futures (8)†	6.101	04/17/2017	1,568	0	(5)	0	(5)
	Receive	NYMEX WTI Crude June Futures (8)†	6.970	05/17/2017	469	0	1	1	0
	Receive	NYMEX WTI Crude June Futures (8)†	7.840	05/17/2017	2,485	0	(45)	0	(45)
	Receive	NYMEX WTI Crude May Futures (8)†	5.905	04/17/2017	1,594	0	25	25	0
GST	Pay	GOLDLNPM Index (8)†	6.250	04/16/2020	3,185	0	74	74	0
	Pay	GOLDLNPM Index (8)†	8.585	04/27/2020	2,389	0	109	109	0
	Pay	GOLDLNPM Index (8)†	8.703	04/28/2020	2,373	0	111	111	0
	Pay	GOLDLNPM Index (8)†	7.563	01/07/2021	4,000	0	124	124	0
	Pay	ICE Brent Crude July Futures (8)†	9.860	05/25/2017	2,004	0	42	42	0
	Pay	ICE Brent Crude July Futures (8)†	9.923	05/25/2017	1,000	0	20	20	0
	Pay	ICE Brent Crude July Futures (8)†	10.017	05/25/2017	1,185	0	21	21	0
	Pay	ICE Brent Crude July Futures (8)†	10.563	05/25/2017	2,416	0	74	74	0
	Pay	ICE Brent Crude July Futures (8)†	11.560	05/25/2017	933	0	32	32	0
	Receive	NYMEX WTI Crude July Futures (8)†	9.610	05/25/2017	4,257	0	(88)	0	(88)
	Receive	NYMEX WTI Crude July Futures (8)†	10.240	05/25/2017	2,454	0	(75)	0	(75)
	Receive	NYMEX WTI Crude July Futures (8)†	11.223	05/25/2017	947	0	(34)	0	(34)
	Pay	SPGCCLP Index (8)†	12.076	06/16/2017	784	0	2	2	0
JPM	Pay	GOLDLNPM Index (8)†	9.000	07/24/2020	3,186	0	251	251	0

						$0	$688	$938	$(250)

Total Swap Agreements						$(856)	$5,580	$11,236	$(6,512)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(p)	Securities with an aggregate market value of $5,288 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO Inflation Response Multi-Asset Fund
BOA	$267	$0	$59	$326	$(106)	$0	$0	$(106)	$220	$0	$220
BPS	1,790	0	108	1,898	(2,911)	(151)	0	(3,062)	(1,164)	1,258	94
BRC	32	0	0	32	(5)	0	0	(5)	27	0	27
CBK	61	88	2	151	(10)	(29)	(78)	(117)	34	0	34
DUB	556	640	0	1,196	(556)	0	(16)	(572)	624	(930)	(306)
FAR	0	135	0	135	0	(49)	0	(49)	86	0	86
FBF	37	0	386	423	0	0	0	0	423	(270)	153
GLM	240	0	14	254	(532)	(22)	0	(554)	(300)	0	(300)
GST	0	0	0	0	0	0	(87)	(87)	(87)	279	192
HUS	322	0	1	323	0	0	0	0	323	(440)	(117)
JPM	815	0	3	818	(3,136)	12	(58)	(3,182)	(2,364)	3,070	706
MSB	46	0	0	46	0	0	0	0	46	(50)	(4)
MYC	0	1,125	0	1,125	0	0	(677)	(677)	448	(590)	(142)
MYI	0	74	0	74	0	(2)	0	(2)	72	(260)	(188)
NAB	31	0	0	31	(31)	0	0	(31)	0	0	0
NGF	0	517	0	517	(414)	(50)	0	(464)	53	(230)	(177)
RYL	0	0	6	6	0	(187)	(166)	(353)	(347)	317	(30)
SCX	42	0	0	42	(33)	0	0	(33)	9	0	9
SOG	368	0	0	368	(35)	0	0	(35)	333	(280)	53
UAG	857	0	0	857	(11)	0	0	(11)	846	(660)	186
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
BOA	2	0	23	25	0	0	0	0	25	0	25
BPS	0	0	1,177	1,177	0	0	(1,165)	(1,165)	12	0	12
CBK	8	0	1,536	1,544	(8)	0	(1,450)	(1,458)	86	0	86
FBF	0	0	15	15	0	0	0	0	15	0	15
GLM	6	0	0	6	(84)	0	0	(84)	(78)	0	(78)
GST	0	6	4,028	4,034	0	(10)	(1,011)	(1,021)	3,013	(3,330)	(317)

100	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
HUS	$19	$0	$0	$19	$0	$0	$0	$0	$19	$0	$19
JPM	10	8	2,656	2,674	0	(13)	(610)	(623)	2,051	(2,510)	(459)
MAC	0	0	423	423	0	0	(327)	(327)	96	0	96
MEI	0	0	0	0	0	(32)	0	(32)	(32)	0	(32)
MYC	0	0	799	799	0	0	(325)	(325)	474	(1,210)	(736)
SCX	6	0	0	6	0	0	0	0	6	0	6
SOG	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
UAG	0	0	0	0	0	0	(539)	(539)	(539)	304	(235)

Total Over the Counter	$5,515	$2,593	$11,236	$19,344	$(7,872)	$(533)	$(6,512)	$(14,917)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$4,127	$0	$2,112	$0	$25	$6,264
Futures	3,138	0	232	0	464	3,834
Swap Agreements	0	4	0	0	418	422

	$7,265	$4	$2,344	$0	$907	$10,520

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,515	$0	$5,515
Purchased Options	14	0	162	0	2,417	2,593
Swap Agreements	10,848	24	241	0	123	11,236

	$10,862	$24	$403	$5,515	$2,540	$19,344

	$18,127	$28	$2,747	$5,515	$3,447	$29,864

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$4,407	$0	$1,104	$0	$454	$5,965
Futures	3,776	0	2	0	476	4,254
Swap Agreements	0	45	0	0	628	673

	$8,183	$45	$1,106	$0	$1,558	$10,892

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,872	$0	$7,872
Written Options	55	29	5	151	293	533
Swap Agreements	5,389	221	41	0	861	6,512

	$5,444	$250	$46	$8,023	$1,154	$14,917

	$13,627	$295	$1,152	$8,023	$2,712	$25,809

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1,522	$0	$(712)	$0	$(10)	$800
Written Options	4,554	0	871	0	130	5,555
Futures	1,902	0	(9,801)	0	3,350	(4,549)
Swap Agreements	0	(5,743)	0	0	(4,976)	(10,719)

	$7,978	$(5,743)	$(9,642)	$0	$(1,506)	$(8,913)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,490	$0	$7,490
Purchased Options	(570)	0	(380)	(44)	(1,048)	(2,042)
Written Options	826	250	509	1,242	(166)	2,661
Swap Agreements	20,136	113	1,242	21	(1,913)	19,599

	$20,392	$363	$1,371	$8,709	$(3,127)	$27,708

	$28,370	$(5,380)	$(8,271)	$8,709	$(4,633)	$18,795

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(572)	$0	$(336)	$0	$(107)	$(1,015)
Written Options	190	0	1,141	0	159	1,490
Futures	8,059	0	653	0	(89)	8,623
Swap Agreements	0	445	0	0	10,081	10,526

	$7,677	$445	$1,458	$0	$10,044	$19,624

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,623)	$0	$(8,623)
Purchased Options	38	0	139	0	460	637
Written Options	3	(15)	16	(49)	1,114	1,069
Swap Agreements	4,463	447	(880)	0	(1,374)	2,656

	$4,504	$432	$(725)	$(8,672)	$200	$(4,261)

	$12,181	$877	$733	$(8,672)	$10,244	$15,363

102	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$65,668	$0	$65,668
Industrials	0	17,264	0	17,264
Utilities	0	3,944	0	3,944
Municipal Bonds & Notes
West Virginia	0	168	0	168
U.S. Government Agencies	0	25,025	0	25,025
U.S. Treasury Obligations	0	679,520	0	679,520
Non-Agency Mortgage-Backed Securities	0	16,654	0	16,654
Asset-Backed Securities	0	45,459	0	45,459
Sovereign Issues	0	84,830	0	84,830
Common Stocks
Consumer Discretionary	3,543	0	0	3,543
Consumer Staples	1,417	0	0	1,417
Health Care	2,329	0	0	2,329
Industrials	729	0	0	729
Information Technology	2,421	0	0	2,421
Materials	2,437	0	0	2,437
Exchange-Traded Funds	37,238	0	0	37,238
Real Estate Investment Trusts
Real Estate	76,016	0	0	76,016
Short-Term Instruments
Certificates of Deposit	0	26,669	0	26,669
Repurchase Agreements	0	130,943	0	130,943
Short-Term Notes	0	250	0	250
Mexico Treasury Bills	0	3,049	0	3,049
U.S. Treasury Bills	0	924	0	924
Argentina Treasury Bills	0	10,961	0	10,961

	$126,130	$1,111,328	$0	$1,237,458

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Mutual Funds	$113,846	$0	$0	$113,846
Short-Term Instruments
Central Funds Used for Cash Management Purposes	140	0	0	140

	$113,986	$0	$0	$113,986

Total Investments	$240,116	$1,111,328	$0	$1,351,444

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,196)	$0	$(4,196)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,980	2,536	0	10,516
Over the counter	0	19,168	176	19,344

	$7,980	$21,704	$176	$29,860

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,657)	(2,222)	0	(10,879)
Over the counter	(17)	(14,877)	(23)	(14,917)

	$(8,674)	$(17,099)	$(23)	$(25,796)

Total Financial Derivative Instruments	$(694)	$4,605	$153	$4,064

Totals	$239,422	$1,115,933	$153	$1,355,508

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. For non-daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital

104	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Real Return Asset Fund	Daily	Monthly
PIMCO Real Return Limited Duration Fund	Daily	Monthly
PIMCO CommoditiesPLUS® Strategy Fund	Quarterly	Quarterly
PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly
PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods

ANNUAL REPORT	MARCH 31, 2017	105

Notes to Financial Statements (Cont.)

ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

106	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2017	107

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive

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markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds, (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

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The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2017 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Currency Fund	$106,632	$3,221	$0	$0	$3,993	$113,846	$3,220	$0
PIMCO Short-Term Floating NAV Portfolio III	30,216	506,223	(536,300)	1	0	140	124	0
Totals	$136,848	$509,444	$(536,300)	$1	$3,993	$113,986	$3,344	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$328,925	$1,496,059	$(1,161,300)	$286	$(105)	$663,865	$5,759	$0
PIMCO Real Return Asset Fund	80,647	795,436	(875,900)	14	(7)	190	136	0
PIMCO Real Return Limited Duration Fund	301	2,802	(3,000)	0	0	103	2	0
PIMCO RealEstateRealReturn Strategy Fund	167,898	1,200,229	(1,341,500)	30	(24)	26,633	229	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear a pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The

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interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include,

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among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts (“REIT”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at March 31, 2017 are disclosed in the Notes to Schedules of Investments.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase

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the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

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parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  Certain Funds may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. Certain Funds may invest in various types of Barrier Options including down-and-in and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying

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instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

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Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller

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of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by

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the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Funds will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Funds will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Underlying PIMCO Funds) to lose value. If a Fund (or Underlying PIMCO Funds) lost enough value, the Fund (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund (or Underlying PIMCO Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund (or Underlying PIMCO Funds) in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s (or Underlying PIMCO Funds’) liquidity and net asset value. Such transactions may also increase a Fund’s (or Underlying PIMCO Funds’) transaction costs or otherwise cause a Fund (or Underlying PIMCO Funds) to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Underlying PIMCO Funds’) returns.

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The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s (or Underlying PIMCO Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Funds). A Fund (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Funds) subsequently decreases, the Fund (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund (or Underlying PIMCO Fund) may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in

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place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and

ANNUAL REPORT	MARCH 31, 2017	121

Notes to Financial Statements (Cont.)

administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Inst Class	Class P	Admin Class		Class D		Class A		Class C
PIMCO Real Return Asset Fund	0.30%	0.25%	0.35%	0.25%	*	0.40%	~	N/A		N/A
PIMCO Real Return Limited Duration Fund(1)	0.20%	0.20%	0.30%	0.20%	*	0.35%		0.35%	*	0.35%	*
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.25%	*	0.40%		0.40%		0.40%
PIMCO CommoditiesPLUS® Strategy Fund	0.49%	0.25%	0.35%	0.25%		0.45%		0.45%		0.45%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	0.25%	*	0.45%	~	0.45%		0.45%

(1)	PIMCO has contractually agreed, through July 31, 2017, to waive its investment advisory fee by 0.01% of the average daily net assets of the Fund.
*	This share class has been registered with the Securities and Exchange Commission (the “SEC”), but is not operational.
~	This share class has been liquidated during the reporting period.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO Real Return Limited Duration Fund	0.30%	0.25%
All other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit,

122	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the PIMCO Real Return Limited Duration Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

PIMCO may be reimbursed for these amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed do not exceed the Expense Limit. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2017 were as follows (amounts in thousands†):

Expiring within	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Real Return Limited Duration Fund	$0	$79	$0	$79

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and

Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2017, the amount was $927,542.

ANNUAL REPORT	MARCH 31, 2017	123

Notes to Financial Statements (Cont.)

PIMCO Cayman Commodity Fund III and VII, Ltd. (each a “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from each Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2017, the amount was $5,713,907. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Real Return Asset Fund	$2,077.00	$556,208.00
PIMCO RealEstateRealReturn Strategy Fund	13,996.00	9,596.00
PIMCO CommoditiesPLUS® Strategy Fund	14,241.00	84,304.00
PIMCO Inflation Response Multi-Asset Fund	10,182.00	23,171.00

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Real Return Asset Fund	$1,651,184	$3,324,640	$93,427	$536,080
PIMCO Real Return Limited Duration Fund	7,330	2,658	436	509
PIMCO RealEstateRealReturn Strategy Fund	3,522,459	3,874,540	230,494	372,785
PIMCO CommoditiesPLUS® Strategy Fund	2,489,951	2,753,131	237,167	694,208
PIMCO Inflation Response Multi-Asset Fund	1,852,676	1,792,420	202,141	291,235

124	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Real Return Asset Fund						PIMCO Real Return Limited Duration Fund
	Year Ended 03/31/2017				Year Ended 03/31/2016		Year Ended 03/31/2017		Inception date through 03/31/2016
	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	10,820		$90,031		21,258	$172,162	502	$4,969	312	$3,120
Class P	1,272		10,686		225	1,820	3	33	1	10
Administrative Class	0		0		0	0	0	0	0	0
Class D	2,906	^^	24,341	^^	190	1,576	27	255	1	10
Class A	0		0		0	0	0	0	0	0
Class C	0		0		0	0	0	0	0	0
Class R	0		0		0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,038		8,820		6,565	51,952	10	95	5	45
Class P	22		186		12	95	0	0	0	0
Administrative Class	0		0		0	0	0	0	0	0
Class D	10	^^	79	^^	4	33	0	1	0	0
Class A	0		0		0	0	0	0	0	0
Class C	0		0		0	0	0	0	0	0
Class R	0		0		0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(169,826)		(1,436,845)		(217,298)	(1,722,425)	0	(1)	0	0
Class P	(323)		(2,696)		(359)	(2,870)	0	0	0	0
Administrative Class	0		0		0	0	0	0	0	0
Class D	(3,158	)^^	(26,086	)^^	(63)	(502)	(2)	(15)	0	0
Class A	0		0		0	0	0	0	0	0
Class C	0		0		0	0	0	0	0	0
Class R	0		0		0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(157,239)		$(1,331,484)		(189,466)	$(1,498,159)	540	$5,337	319	$3,185

ANNUAL REPORT	MARCH 31, 2017	125

Notes to Financial Statements (Cont.)

	PIMCO RealEstateRealReturn Strategy Fund				PIMCO CommoditiesPLUS® Strategy Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	37,209	$304,402	13,470	$102,782	124,577	$738,204	237,491		$1,284,160
Class P	5,004	40,668	4,122	31,091	8,556	52,284	49,982		324,410
Administrative Class	0	0	0	0	1,203	7,145	680		3,730
Class D	10,838	82,345	9,584	67,448	21,835	135,950	21,725		127,042
Class A	9,079	68,555	10,568	73,893	3,394	20,791	5,439		33,315
Class C	2,208	14,433	4,208	25,991	442	2,581	960		5,504
Class R	0	0	0	0	0	0	131	^^^	851	^^^
Issued as reinvestment of distributions
Institutional Class	1,224	9,958	12,524	94,655	1,773	10,787	4,461		29,091
Class P	95	760	772	5,747	98	592	1,383		9,259
Administrative Class	0	0	0	0	5	27	12		80
Class D	216	1,604	2,278	15,802	88	534	451		2,922
Class A	240	1,778	2,655	18,301	8	45	55		352
Class C	49	308	2,109	12,809	0	0	17		109
Class R	0	0	0	0	0	0	3	^^^	18	^^^
Cost of shares redeemed
Institutional Class	(32,023)	(261,347)	(115,215)	(861,252)	(179,904)	(1,088,016)	(221,759)		(1,484,877)
Class P	(6,390)	(50,633)	(9,633)	(72,375)	(16,375)	(98,694)	(177,303)		(1,071,021)
Administrative Class	0	0	0	0	(1,117)	(6,549)	(335)		(1,932)
Class D	(14,862)	(110,448)	(21,176)	(149,148)	(11,657)	(69,325)	(27,802)		(164,434)
Class A	(14,760)	(109,726)	(20,454)	(141,575)	(2,782)	(16,795)	(6,565)		(38,612)
Class C	(12,247)	(79,319)	(10,322)	(63,232)	(583)	(3,398)	(1,227)		(7,131)
Class R	0	0	0	0	0	0	(349	)^^^	(1,778	)^^^
Net increase (decrease) resulting from Fund share transactions	(14,120)	$(86,662)	(114,510)	$(839,063)	(50,439)	$(313,837)	(112,550)		$(948,942)

126	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

PIMCO Inflation Response Multi-Asset Fund
Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares		Amount

18,849	$162,482	58,069		$458,760
973	8,267	7		66
0	0	0		0
754 ^^	6,463 ^^	583		4,764
280	2,391	429		3,499
186	1,565	47		370
0	0	15	^^^	124	^^^

1,491	12,830	2,622		21,272
9	80	4		34
0	0	0		0
0 ^^	0 ^^	33		272
9	76	33		268
1	11	5		40
0	0	1	^^^	11	^^^

(16,643)	(141,571)	(16,615)		(134,221)
(295)	(2,531)	(61)		(509)
0	0	0		0
(1,724)^^	(14,694)^^	(1,364)		(11,054)
(372)	(3,182)	(684)		(5,521)
(152)	(1,277)	(129)		(1,034)
0	0	(71	)^^^	(552	)^^^
3,366	$30,910	42,924		$336,589

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^^	Class D Shares liquidated at the close of business on January 13, 2017.
^^^	Class R Shares liquidated at the close of business on January 22, 2016.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Real Return Asset Fund	0	2	0%	44%
PIMCO Real Return Limited Duration Fund	0	2	0%	60%
PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	39%
PIMCO CommoditiesPLUS® Strategy Fund	0	2	0%	38%
PIMCO Inflation Response Multi-Asset Fund	2	0	54%	0%

13. BASIS FOR CONSOLIDATION

Each Commodity Subsidiary, Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (“Consolidated Funds”), respectively, in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary, if any.

ANNUAL REPORT	MARCH 31, 2017	127

Notes to Financial Statements (Cont.)

All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund
	PIMCO Cayman Commodity Fund III, Ltd.	PIMCO Cayman Commodity Fund VII, Ltd.
Date of Incorporation	04/14/2010	08/01/2011
Subscription Agreement	05/07/2010	08/31/2011
Consolidated Fund Net Assets	$2,512,784	$1,063,093
Subsidiary % of Fund Net Assets	28.1%	25.0%
Subsidiary Financial Statement Information
Total assets	$777,134	$284,560
Total liabilities	70,579	18,811
Net assets	$706,555	$265,749
Total income	5,476	3,194
Net investment income (loss)	868	1,789
Net realized gain (loss)	297,956	28,938
Net change in unrealized appreciation (depreciation)	61,391	9,636
Increase (decrease) in net assets resulting from operations	$360,215	$40,363

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

128	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

The Consolidated Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such private letter rulings, the Consolidated Funds will continue to seek to gain exposure to the commodity markets primarily through any investments in its respective Subsidiary and possibly through investments in commodity-linked notes.

It should be noted, however, that the IRS suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset

(such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has also revoked private letter rulings on the treatment of commodity linked notes on a prospective basis. The IRS has further issued proposed regulations that, if finalized , would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

There can be no assurance that the IRS will not further change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes and other commodity-linked derivatives may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Consolidated Funds’ taxable income or any distributions made by the Consolidated Funds or result in the inability of the Consolidated Funds to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Real Return Asset Fund	$0	$0	$(3,557)	$(2,110)	$(88,284)	$0	$(1,577)
PIMCO Real Return Limited Duration Fund	0	0	47	(21)	(27)	0	(17)
PIMCO RealEstateRealReturn Strategy Fund	0	0	13,673	(5,024)	(91,801)	0	(464)
PIMCO CommoditiesPLUS® Strategy Fund	363,580	0	27,732	(7,024)	(97,465)	0	0
PIMCO Inflation Response Multi-Asset Fund	37,911	0	(5,400)	(6,959)	(34,671)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, real estate investment trusts (REITs), and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2017	129

Notes to Financial Statements (Cont.)

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses. As of March 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses(7)
	03/31/2018	03/31/2019
PIMCO Real Return Asset Fund	$0	$0
PIMCO Real Return Limited Duration Fund	0	0
PIMCO RealEstateRealReturn Strategy Fund*	49,321	0
PIMCO CommoditiesPLUS® Strategy Fund	0	0
PIMCO Inflation Response Multi-Asset Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(7):

	Short-Term	Long-Term
PIMCO Real Return Asset Fund*	$58,522	$29,762
PIMCO Real Return Limited Duration Fund	27	0
PIMCO RealEstateRealReturn Strategy Fund	42,480	0
PIMCO CommoditiesPLUS® Strategy Fund	69,866	27,599
PIMCO Inflation Response Multi-Asset Fund	18,341	16,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO Real Return Asset Fund	$429,095	$3,200	$(9,301)	$(6,101)
PIMCO Real Return Limited Duration Fund	9,241	35	(14)	21
PIMCO RealEstateRealReturn Strategy Fund	1,883,086	27,276	(19,925)	7,351
PIMCO CommoditiesPLUS® Strategy Fund	2,584,530	15,787	(10,696)	5,091
PIMCO Inflation Response Multi-Asset Fund	1,359,672	20,643	(28,871)	(8,228)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), real estate investment trusts (REITs), and sale/buyback transactions.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO Real Return Asset Fund	$9,099	$0	$0	$44,142	$0	$7,945
PIMCO Real Return Limited Duration Fund	96	0	0	42	0	3
PIMCO RealEstateRealReturn Strategy Fund	15,003	0	0	143,216	0	10,001
PIMCO CommoditiesPLUS® Strategy Fund	13,006	0	0	50,028	0	0
PIMCO Inflation Response Multi-Asset Fund	13,001	0	0	21,903	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

130	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2017

16. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

On May 16, 2017, the Board approved the liquidation of the Class C shares of PIMCO Inflation Response Multi-Asset Fund. The liquidation of the Class C shares is expected to occur on July 28, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	131

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Real Return Asset Fund, PIMCO Real Return Limited Duration Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Real Return Asset Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund as of March 31, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, (ii) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Real Return Limited Duration Fund as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from June 30, 2015 (commencement of operations) through March 31, 2016 and the financial highlights for the year then ended and for the period from June 30, 2015 (commencement of operations) through March 31, 2016, and (iii) accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, (five of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

132	PIMCO REAL RETURN STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NAB	National Australia Bank Ltd.
BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CNH	Chinese Renminbi (Offshore)	ILS	Israeli Shekel	RUB	Russian Ruble
CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	SGD	Singapore Dollar
COP	Colombian Peso	JPY	Japanese Yen	THB	Thai Baht
CZK	Czech Koruna	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OSE	Osaka Securities Exchange
CME	Chicago Mercantile Exchange	ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
BCOM	Bloomberg Commodity Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABCTNE	J.P. Morgan JMABCTNE Commodity Index
BCOMERF211A	Bloomberg Custom Index	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	JMABFNJ1	J.P. Morgan FNJ 1 Index
BCOMERF311A	Bloomberg Custom Index	CUAC	Corn-Ethanol Spread Calendar Swap	NGCAL18	Natural Gas Calendar 2018
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	CUAC	Corn-Ethanol Spread Calendar Swap	OREXIO	Iron Ore Spread
BCOMF2	Bloomberg Commodity Index 2 Months Forward	CVICXMB2	Citi Congestion Ex PM M F2 Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
BCOMF3	Bloomberg Commodity Index 3 Months Forward	CVICXMB3	Citi Congestion Ex PM M F3 Index	S&P 500	Standard & Poor’s 500 Index
BCOMGC	Bloomberg Gold Sub-Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SLVRLND	London Silver Market Fixing Ltd.
BCOMTR	Bloomberg Commodity Index Total Return	EURMARGIN	European Refined Margin	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CDX.HY	Credit Derivatives Index - High Yield	EURSIMP	Weighted Basket of Refined Products	SPGCINP	S&P GSCI Industrial Metals ER
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	UKRPI	United Kingdom Retail Price Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel
CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	U&I	Up and In Barrier Option
EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	MARCH 31, 2017	133

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Asset Fund	0.00%	0.00%	$9,099	$0
PIMCO Real Return Limited Duration Fund	0.00%	0.00%	96	0
PIMCO RealEstateRealReturn Strategy Fund	0.00%	0.36%	15,003	0
PIMCO CommoditiesPLUS® Strategy Fund	0.00%	0.00%	13,006	0
PIMCO Inflation Response Multi-Asset Fund	0.00%	0.00%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

134	PIMCO REAL RETURN STRATEGY FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

ANNUAL REPORT	MARCH 31, 2017	135

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

136	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

ANNUAL REPORT	MARCH 31, 2017	137

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms

138	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	139

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3006AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

Share Classes

∎	Institutional
∎	M
∎	P
∎	Administrative
∎	D
∎	A
∎	C

*	Prior to January 6, 2017, the PIMCO Low Duration ESG Fund was named the PIMCO Low Duration Fund III.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

2	PIMCO SHORT DURATION STRATEGY FUNDS

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, reverse repurchase agreements and other borrowings risk, responsible investing risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO SHORT DURATION STRATEGY FUNDS

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (the “Amendments”) to adopt several reforms, all of which became effective by October 14, 2016. First, the Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period when a fund’s liquidity levels fall below certain thresholds. Second, the Amendments require “institutional” money market funds that do not qualify as “retail” or “government” money market funds to transact fund shares based on a market-based Net Asset Value (“NAV”) (i.e., these funds will be required to float their NAVs). “Government” money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method. Additionally, the Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. “Government” money market funds as defined in the Amendments are money market funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities. The degree to which a money market fund will be impacted by the Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). In response to the Amendments, the Board of Trustees of the Trust has approved the reorganization of the PIMCO Money Market Fund into the PIMCO Government Money Market Fund. The reorganization occurred on September 23, 2016 and did not require shareholder approval. The PIMCO Government Money Market Fund intends to operate as a government money market fund under the Amendments.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first. (These charges do not apply to the PIMCO Government Money Market Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, Class P, Administrative Class, Class D, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	05/13/16	—	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	02/02/98	—	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	03/19/99	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	05/31/12	05/31/12	05/31/12	—	Diversified

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
Class P - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 03/31/2017†§

Treasury Repurchase Agreements	81.7%
Short-Term Notes	10.4%
U.S. Treasury Bills	4.1%
Government Agency Repurchase Agreements	3.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	7-Day Yield	30-Day Yield	1 Year	5 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	0.71%	0.55%	0.31%	0.11%	0.11%
PIMCO Government Money Market Fund Class M	0.71%	0.55%	0.34%	0.11%	0.10%
PIMCO Government Money Market Fund Class P	0.61%	0.45%	0.24%	0.08%	0.08%
PIMCO Government Money Market Fund Administrative Class	0.71%	0.55%	0.31%	0.11%	0.10%
PIMCO Government Money Market Fund Class A	0.56%	0.40%	0.19%	0.06%	0.06%
PIMCO Government Money Market Fund Class C	0.56%	0.40%	0.19%	0.06%	0.06%
Citi 3-Month Treasury Bill Index			0.34%	0.11%	0.11%♦
Lipper Institutional U.S. Government Money Markets Funds Average			0.16%	0.05%	0.06%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for Class P shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained low over the reporting period, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	38.8%
Corporate Bonds & Notes	23.9%
U.S. Government Agencies	23.6%
Non-Agency Mortgage-Backed Securities	7.6%
Asset-Backed Securities	4.3%
Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	2.03%	1.35%	2.91%	4.41%
PIMCO Low Duration Fund II Administrative Class	1.77%	1.10%	2.65%	4.15%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.25%	0.64%	2.00%	3.88%
Lipper Short Investment Grade Debt Funds Average	1.96%	1.34%	2.27%	4.11%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.54% for Institutional Class shares and 0.79% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Holdings of securitized debt contributed to performance, as these securities generally posted positive total returns.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to performance, as these securities generally posted positive total returns.

»	Holdings of municipal debt contributed to performance, as these securities generally posted positive total returns.

»	Overweight exposure to U.S. duration, primarily during November and December 2016, detracted from performance, as interest rates rose.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	Administrative Class - PDRAX
Class P - PLUPX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	35.1%
Short-Term Instruments‡	29.3%
U.S. Government Agencies	18.1%
Asset-Backed Securities	6.3%
Sovereign Issues	4.7%
Other	6.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	1.89%	1.62%	3.23%	4.13%
PIMCO Low Duration ESG Fund Class P	1.79%	1.52%	3.13%	4.03%
PIMCO Low Duration ESG Fund Administrative Class	1.64%	1.37%	2.97%	3.87%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.25%	0.64%	2.00%	3.36%
Lipper Short Investment Grade Debt Funds Average	1.96%	1.34%	2.27%	3.45%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.52% for Institutional Class shares, 0.62% for Class P shares, and 0.77% for Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade corporate securities benefited performance, as these securities generally posted positive total returns.

»	Holdings of agency mortgage-backed securities contributed to performance, primarily driven by the attractive carry generated by these securities.

»	Exposure to U.S. Treasury Inflation-Protected Securities benefited performance, as these securities generally posted positive total returns.

»	Exposure to local Mexican duration detracted from performance, as Mexican interest rates rose.

»	Long U.S. dollar positions versus a basket of Asian currencies detracted from relative performance, as these currencies generally appreciated versus the U.S. dollar.

»	Short exposure to U.K. interest rates detracted from performance, as U.K. interest rates fell.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	Administrative Class - PAIQX
Class M - PAMSX	Class D - PAIUX
Class P - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	41.0%
Short-Term Instruments‡	30.3%
Asset-Backed Securities	15.1%
Sovereign Issues	8.4%
Other	5.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	1.91%	1.19%
PIMCO Short Asset Investment Fund Class P	1.81%	1.09%
PIMCO Short Asset Investment Fund Administrative Class	1.66%	0.94%
PIMCO Short Asset Investment Fund Class D	1.56%	0.84%
PIMCO Short Asset Investment Fund Class A	1.55%	0.84%
PIMCO Short Asset Investment Fund Class A (adjusted)	(0.73)%	0.37%
PIMCO Short Asset Investment Fund Class M	1.91%	1.19%
Citi 3-Month Treasury Bill Index	0.34%	0.11%
Lipper Ultra-Short Obligation Funds Average	1.35%	0.70%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.35% for Institutional Class shares, 0.45% for Class P shares, 0.60% for Administrative Class shares, 0.70% for Class D shares, 0.70% for Class A shares, and 0.35% for Class M Shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Underweight exposure to U.S. interest rates contributed to performance, as interest rates rose.

»	Exposure to securitized debt securities contributed to performance, as these securities generally posted positive total returns.

»	Holdings of U.S. dollar-denominated emerging market debt contributed to performance, as the sector generally posted positive total returns.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,001.90	$0.95	$1,000.00	$1,023.98	$0.96	0.19%
Class M	1,000.00	1,001.80	0.95	1,000.00	1,023.98	0.96	0.19
Class P	1,000.00	1,001.30	1.45	1,000.00	1,023.49	1.46	0.29
Administrative Class	1,000.00	1,001.90	0.95	1,000.00	1,023.98	0.96	0.19
Class A	1,000.00	1,001.10	1.70	1,000.00	1,023.24	1.72	0.34
Class C	1,000.00	1,001.10	1.70	1,000.00	1,023.24	1.72	0.34
PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,002.00	$2.55	$1,000.00	$1,022.39	$2.57	0.51%
Administrative Class	1,000.00	1,000.80	3.79	1,000.00	1,021.14	3.83	0.76
PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,004.50	$2.90	$1,000.00	$1,022.04	$2.92	0.58%
Class P	1,000.00	1,004.00	3.40	1,000.00	1,021.54	3.43	0.68
Administrative Class	1,000.00	1,003.20	4.15	1,000.00	1,020.79	4.18	0.83

ANNUAL REPORT	MARCH 31, 2017	11

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,010.30	$1.45	$1,000.00	$1,023.49	$1.46	0.29%
Class M	1,000.00	1,010.30	1.45	1,000.00	1,023.49	1.46	0.29
Class P	1,000.00	1,009.80	1.95	1,000.00	1,022.99	1.97	0.39
Administrative Class	1,000.00	1,009.10	2.70	1,000.00	1,022.24	2.72	0.54
Class D	1,000.00	1,008.60	3.21	1,000.00	1,021.74	3.23	0.64
Class A	1,000.00	1,008.60	3.21	1,000.00	1,021.74	3.23	0.64

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Description

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights

		Investment Operations					Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/ Unrealized Gain (Loss)	Total		From Net Investment Income		From Net Realized Capital Gains		Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class
05/13/2016 - 03/31/2017	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00	)^	$0.00		$0.00	$(0.00	)^
Class M
03/31/2017	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2016	1.00	0.00	^	0.00	0.00	^	(0.00	)^	(0.00	)^	0.00	(0.00	)^
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
Class P
03/31/2017	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2016	1.00	0.00	^	0.00	0.00	^	(0.00	)^	(0.00	)^	0.00	(0.00	)^
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
Administrative Class
05/13/2016 - 03/31/2017	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
Class A
03/31/2017	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2016	1.00	0.00	^	0.00	0.00	^	(0.00	)^	(0.00	)^	0.00	(0.00	)^
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
Class C
03/31/2017	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2016	1.00	0.00	^	0.00	0.00	^	(0.00	)^	(0.00	)^	0.00	(0.00	)^
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00		0.00	(0.00	)^

PIMCO Low Duration Fund II
Institutional Class
03/31/2017	$9.73	$0.13		$0.07	$0.20		$(0.18)		$0.00		$0.00	$(0.18)
03/31/2016	9.84	0.13		(0.07)	0.06		(0.17)		0.00		0.00	(0.17)
03/31/2015	9.90	0.08		(0.03)	0.05		(0.11)		0.00		0.00	(0.11)
03/31/2014	10.02	0.08		(0.06)	0.02		(0.13)		(0.01)		0.00	(0.14)
03/31/2013	10.05	0.08		0.26	0.34		(0.19)		(0.18)		0.00	(0.37)
Administrative Class
03/31/2017	9.73	0.11		0.06	0.17		(0.15)		0.00		0.00	(0.15)
03/31/2016	9.84	0.10		(0.06)	0.04		(0.15)		0.00		0.00	(0.15)
03/31/2015	9.90	0.06		(0.03)	0.03		(0.09)		0.00		0.00	(0.09)
03/31/2014	10.02	0.05		(0.06)	(0.01)		(0.10)		(0.01)		0.00	(0.11)
03/31/2013	10.05	0.05		0.26	0.31		(0.16)		(0.18)		0.00	(0.34)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$1.00	0.31%	$131,503	0.19	%*	0.19	%*	0.19	%*	0.19	%*	0.38	%*	N/A

1.00	0.34	546,517	0.19		0.19		0.19		0.19		0.32		N/A
1.00	0.12	349,528	0.16		0.18		0.16		0.18		0.05		N/A
1.00	0.02	574,154	0.10		0.18		0.10		0.18		0.00		N/A
1.00	0.01	304,191	0.09		0.18		0.09		0.18		0.01		N/A
1.00	0.05	441,479	0.17		0.18		0.17		0.18		0.03		N/A

1.00	0.24	2,885	0.29		0.29		0.29		0.29		0.24		N/A
1.00	0.08	1,040	0.19		0.28		0.19		0.28		0.04		N/A
1.00	0.02	1,138	0.09		0.28		0.09		0.28		0.01		N/A
1.00	0.01	3,657	0.09		0.28		0.09		0.28		0.01		N/A
1.00	0.03	3,575	0.19		0.28		0.19		0.28		0.01		N/A

1.00	0.31	85,639	0.19	*	0.19	*	0.19	*	0.19	*	0.39	*	N/A

1.00	0.19	134,221	0.34		0.34		0.34		0.34		0.22		N/A
1.00	0.07	6,649	0.21		0.33		0.21		0.33		0.04		N/A
1.00	0.02	9,826	0.09		0.33		0.09		0.33		0.01		N/A
1.00	0.01	16,109	0.07	(c)	0.34	(c)	0.07	(c)	0.34	(c)	0.01		N/A
1.00	0.03	7,067	0.19		0.43		0.19		0.43		0.01		N/A

1.00	0.19	57,969	0.34		0.34		0.34		0.34		0.22		N/A
1.00	0.07	3,531	0.22		0.33		0.22		0.33		0.05		N/A
1.00	0.02	3,393	0.09		0.33		0.09		0.33		0.01		N/A
1.00	0.01	4,895	0.08	(c)	0.34	(c)	0.08	(c)	0.34	(c)	0.01		N/A
1.00	0.03	1,672	0.19		0.43		0.19		0.43		0.01		N/A

$9.75	2.03%	$321,426	0.54%		0.54%		0.50%		0.50%		1.34%		491%
9.73	0.66	340,320	0.54		0.54		0.50		0.50		1.29		282
9.84	0.53	382,254	0.50		0.50		0.50		0.50		0.82		170
9.90	0.19	630,917	0.50		0.50		0.50		0.50		0.80		355
10.02	3.41	689,767	0.50		0.50		0.50		0.50		0.76		647

9.75	1.77	9,055	0.79		0.79		0.75		0.75		1.10		491
9.73	0.41	10,037	0.79		0.79		0.75		0.75		1.03		282
9.84	0.27	9,909	0.75		0.75		0.75		0.75		0.58		170
9.90	(0.06)	26,223	0.75		0.75		0.75		0.75		0.55		355
10.02	3.15	26,875	0.75		0.75		0.75		0.75		0.48		647

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class
03/31/2017	$9.48	$0.17	$0.01	$0.18	$(0.15)	$0.00	$(0.03)	$(0.18)
03/31/2016	9.69	0.17	(0.18)	(0.01)	(0.11)	0.00	(0.09)	(0.20)
03/31/2015	9.83	0.07	0.07	0.14	(0.28)	0.00	0.00	(0.28)
03/31/2014	9.97	0.11	(0.10)	0.01	(0.15)	(0.00)^	0.00	(0.15)
03/31/2013	9.91	0.16	0.31	0.47	(0.25)	(0.16)	0.00	(0.41)
Class P
03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)
03/31/2016	9.69	0.16	(0.18)	(0.02)	(0.10)	0.00	(0.09)	(0.19)
03/31/2015	9.83	0.06	0.07	0.13	(0.27)	0.00	0.00	(0.27)
03/31/2014	9.97	0.10	(0.10)	0.00	(0.14)	(0.00)^	0.00	(0.14)
03/31/2013	9.91	0.14	0.32	0.46	(0.24)	(0.16)	0.00	(0.40)
Administrative Class
03/31/2017	9.48	0.15	0.00	0.15	(0.12)	0.00	(0.03)	(0.15)
03/31/2016	9.69	0.15	(0.18)	(0.03)	(0.09)	0.00	(0.09)	(0.18)
03/31/2015	9.83	0.05	0.06	0.11	(0.25)	0.00	0.00	(0.25)
03/31/2014	9.97	0.08	(0.09)	(0.01)	(0.13)	(0.00)^	0.00	(0.13)
03/31/2013	9.91	0.12	0.33	0.45	(0.23)	(0.16)	0.00	(0.39)

PIMCO Short Asset Investment Fund
Institutional Class
03/31/2017	$10.00	$0.13	$0.06	$0.19	$(0.14)	$(0.00)^	$0.00	$(0.14)
03/31/2016	10.02	0.10	(0.02)	0.08	(0.10)	0.00	0.00	(0.10)
03/31/2015	10.07	0.07	(0.02)	0.05	(0.08)	(0.02)	0.00	(0.10)
03/31/2014	10.07	0.06	0.02	0.08	(0.07)	(0.01)	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.03	0.15	0.18	(0.04)	(0.07)	0.00	(0.11)
Class M
03/31/2017	10.00	0.13	0.06	0.19	(0.14)	(0.00)^	0.00	(0.14)
12/21/2015 - 03/31/2016	10.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
Class P
03/31/2017	10.00	0.12	0.06	0.18	(0.13)	(0.00)^	0.00	(0.13)
03/31/2016	10.02	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)
03/31/2015	10.07	0.05	(0.01)	0.04	(0.07)	(0.02)	0.00	(0.09)
03/31/2014	10.07	0.05	0.02	0.07	(0.06)	(0.01)	0.00	(0.07)
05/31/2012 - 03/31/2013	10.00	0.03	0.14	0.17	(0.03)	(0.07)	0.00	(0.10)
Administrative Class
03/31/2017	10.00	0.12	0.04	0.16	(0.11)	(0.00)^	0.00	(0.11)
03/31/2016	10.02	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)
03/31/2015	10.07	0.05	(0.02)	0.03	(0.06)	(0.02)	0.00	(0.08)
03/31/2014	10.07	0.04	0.01	0.05	(0.04)	(0.01)	0.00	(0.05)
05/31/2012 - 03/31/2013	10.00	0.02	0.14	0.16	(0.02)	(0.07)	0.00	(0.09)
Class D
03/31/2017	10.00	0.10	0.05	0.15	(0.10)	(0.00)^	0.00	(0.10)
03/31/2016	10.02	0.06	(0.02)	0.04	(0.06)	0.00	0.00	(0.06)
03/31/2015	10.07	0.03	(0.01)	0.02	(0.05)	(0.02)	0.00	(0.07)
03/31/2014	10.07	0.03	0.01	0.04	(0.03)	(0.01)	0.00	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01	0.14	0.15	(0.01)	(0.07)	0.00	(0.08)
Class A
03/31/2017	10.00	0.10	0.05	0.15	(0.10)	(0.00)^	0.00	(0.10)
03/31/2016	10.02	0.07	(0.03)	0.04	(0.06)	0.00	0.00	(0.06)
03/31/2015	10.07	0.03	(0.01)	0.02	(0.05)	(0.02)	0.00	(0.07)
03/31/2014	10.07	0.03	0.01	0.04	(0.03)	(0.01)	0.00	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01	0.14	0.15	(0.01)	(0.07)	0.00	(0.08)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.10% to 0.00%.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$9.48	1.89%	$127,164	0.55%		0.55%		0.50%		0.50%		1.81%		455%
9.48	(0.10)	165,419	0.52		0.52		0.50		0.50		1.79		257
9.69	1.44	194,553	0.50		0.50		0.50		0.50		0.75		159
9.83	0.13	273,186	0.50		0.50		0.50		0.50		1.10		383
9.97	4.83	252,007	0.50		0.50		0.50		0.50		1.56		515

9.48	1.79	35,142	0.65		0.65		0.60		0.60		1.68		455
9.48	(0.20)	33,327	0.62		0.62		0.60		0.60		1.65		257
9.69	1.34	31,019	0.60		0.60		0.60		0.60		0.61		159
9.83	0.03	19,387	0.60		0.60		0.60		0.60		0.99		383
9.97	4.73	11,199	0.60		0.60		0.60		0.60		1.39		515

9.48	1.64	4,991	0.80		0.80		0.75		0.75		1.55		455
9.48	(0.35)	5,991	0.77		0.77		0.75		0.75		1.54		257
9.69	1.19	6,904	0.75		0.75		0.75		0.75		0.48		159
9.83	(0.12)	5,855	0.75		0.75		0.75		0.75		0.82		383
9.97	4.58	2,486	0.75		0.75		0.75		0.75		1.22		515

$10.05	1.91%	$1,002,290	0.26%		0.36%		0.24%		0.34%		1.32%		946%
10.00	0.79	599,714	0.25		0.35		0.24		0.34		0.96		256
10.02	0.50	231,977	0.26		0.36		0.24		0.34		0.71		2,324
10.07	0.78	151,103	0.25		0.35		0.24		0.34		0.64		882
10.07	1.79	54,848	0.28	*	0.93	*	0.24	*	0.89	*	0.39	*	5,301

10.05	1.91	10	0.26		0.36		0.24		0.34		1.32		946
10.00	0.34	10	0.25	*	0.35	*	0.24	*	0.34	*	1.17	*	256

10.05	1.81	125,011	0.36		0.46		0.34		0.44		1.24		946
10.00	0.69	53,296	0.35		0.45		0.34		0.44		0.97		256
10.02	0.40	496	0.36		0.46		0.34		0.44		0.53		2,324
10.07	0.68	1,949	0.35		0.45		0.34		0.44		0.52		882
10.07	1.70	78	0.38	*	0.66	*	0.34	*	0.62	*	0.37	*	5,301

10.05	1.66	349,448	0.51		0.61		0.49		0.59		1.23		946
10.00	0.54	321	0.50		0.60		0.49		0.59		0.68		256
10.02	0.25	438	0.51		0.61		0.49		0.59		0.46		2,324
10.07	0.53	1,109	0.50		0.60		0.49		0.59		0.38		882
10.07	1.58	44	0.53	*	0.75	*	0.49	*	0.71	*	0.23	*	5,301

10.05	1.56	23,769	0.61		0.71		0.59		0.69		1.03		946
10.00	0.44	5,008	0.60		0.70		0.59		0.69		0.63		256
10.02	0.15	4,888	0.61		0.71		0.59		0.69		0.30		2,324
10.07	0.43	8,853	0.60		0.70		0.59		0.69		0.30		882
10.07	1.51	5,217	0.63	*	1.15	*	0.59	*	1.11	*	0.12	*	5,301

10.05	1.55	182,428	0.61		0.71		0.59		0.69		0.98		946
10.00	0.43	58,738	0.60		0.70		0.59		0.69		0.67		256
10.02	0.15	6,168	0.61		0.71		0.59		0.69		0.34		2,324
10.07	0.43	5,359	0.60		0.70		0.59		0.69		0.28		882
10.07	1.51	211	0.63	*	0.90	*	0.59	*	0.86	*	0.07	*	5,301

ANNUAL REPORT	MARCH 31, 2017	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:
Investments, at value
Investments in securities*	$950,080	$290,648	$163,847	$1,523,721
Investments in Affiliates	0	115,090	37,880	214,565
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	86	79	0
Over the counter	0	667	871	0
Cash	24	0	0	1
Deposits with counterparty	0	1,739	1,591	1,834
Foreign currency, at value	0	0	39	0
Receivable for investments sold	0	1	4	10,738
Receivable for TBA investments sold	0	30,365	30,782	0
Receivable for Fund shares sold	19,422	251	277	11,989
Interest and/or dividends receivable	239	770	659	6,447
Dividends receivable from Affiliates	0	124	34	162
Total Assets	969,765	439,741	236,063	1,769,457

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$24,894
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	67	38	70
Over the counter	0	12	2,099	0
Payable for investments purchased	5,997	23	292	56,566
Payable for investments in Affiliates purchased	0	101	34	162
Payable for investments purchased on a delayed-delivery basis	0	0	4,158	0
Payable for TBA investments purchased	0	107,914	61,678	0
Deposits from counterparty	0	655	290	0
Payable for Fund shares redeemed	4,703	297	89	4,266
Distributions payable	144	29	10	84
Overdraft due to custodian	0	14	0	0
Accrued investment advisory fees	105	73	36	139
Accrued supervisory and administrative fees	82	73	40	223
Accrued distribution fees	0	2	1	56
Accrued servicing fees	0	0	0	36
Accrued reimbursement to PIMCO	0	0	0	3
Other liabilities	0	0	1	2
Total Liabilities	11,031	109,260	68,766	86,501

Net Assets	$958,734	$330,481	$167,297	$1,682,956

Net Assets Consist of:
Paid in capital	$958,769	$339,578	$172,718	$1,678,306
Undistributed (overdistributed) net investment income	(38)	451	(10)	74
Accumulated undistributed net realized gain (loss)	3	(11,347)	(3,763)	3,070
Net unrealized appreciation (depreciation)	0	1,799	(1,648)	1,506

Net Assets	$958,734	$330,481	$167,297	$1,682,956

Cost of investments in securities	$950,080	$289,432	$164,303	$1,522,063
Cost of investments in Affiliates	$0	$115,089	$37,882	$214,555
Cost of foreign currency held	$0	$0	$39	$0
Cost or premiums of financial derivative instruments, net	$0	$47	$(18)	$0

* Includes repurchase agreements of:	$812,500	$22,101	$308	$2,254

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:
Institutional Class	$131,503	$321,426	$127,164	$1,002,290
Class M	546,517	N/A	N/A	10
Class P	2,885	N/A	35,142	125,011
Administrative Class	85,639	9,055	4,991	349,448
Class D	N/A	N/A	N/A	23,769
Class A	134,221	N/A	N/A	182,428
Class C	57,969	N/A	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	131,509	32,976	13,414	99,688
Class M	546,537	N/A	N/A	1
Class P	2,885	N/A	3,707	12,434
Administrative Class	85,643	929	526	34,757
Class D	N/A	N/A	N/A	2,364
Class A	134,226	N/A	N/A	18,145
Class C	57,971	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$1.00	$9.75	$9.48	$10.05
Class M	1.00	N/A	N/A	10.05
Class P	1.00	N/A	9.48	10.05
Administrative Class	1.00	9.75	9.48	10.05
Class D	N/A	N/A	N/A	10.05
Class A	1.00	N/A	N/A	10.05
Class C	1.00	N/A	N/A	N/A

ANNUAL REPORT	MARCH 31, 2017	19

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:
Interest, net of foreign taxes*	$3,670	$5,842	$4,217	$18,205
Dividends from Investments in Affiliates	0	524	77	444
Total Income	3,670	6,366	4,294	18,649

Expenses:
Investment advisory fees	823	844	456	2,327
Supervisory and administrative fees	587	845	493	1,822
Distribution and/or servicing fees - Administrative Class	0	23	14	69
Distribution and/or servicing fees - Class D	0	0	0	23
Servicing fees - Class A	0	0	0	260
Trustee fees	7	3	1	7
Interest expense	1	144	96	281
Miscellaneous expense	28	0	0	57
Total Expenses	1,446	1,859	1,060	4,846
Waiver and/or Reimbursement by PIMCO	(5)	0	0	(1,170)
Net Expenses	1,441	1,859	1,060	3,676

Net Investment Income	2,229	4,507	3,234	14,973

Net Realized Gain (Loss):
Investments in securities	10	(1,274)	(2,265)	3,532
Investments in Affiliates	0	(4)	0	24
Exchange-traded or centrally cleared financial derivative instruments	0	(657)	(890)	1,158
Over the counter financial derivative instruments	0	890	5,463	0
Foreign currency	0	0	(446)	0

Net Realized Gain (Loss)	10	(1,045)	1,862	4,714

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	0	433	132	2,545
Investments in Affiliates	0	0	(2)	7
Exchange-traded or centrally cleared financial derivative instruments	0	1,986	1,326	2
Over the counter financial derivative instruments	0	640	(3,234)	0
Foreign currency assets and liabilities	0	0	21	0

Net Change in Unrealized Appreciation (Depreciation)	0	3,059	(1,757)	2,554

Net Increase in Net Assets Resulting from Operations	$2,239	$6,521	$3,339	$22,241

* Foreign tax withholdings	$0	$0	$2	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,229	$199	$4,507	$4,924	$3,234	$3,641	$14,973	$4,299
Net realized gain (loss)	10	28	(1,045)	(1,019)	1,862	126	4,714	(89)
Net change in unrealized appreciation (depreciation)	0	0	3,059	(1,585)	(1,757)	(3,944)	2,554	(619)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,239	227	6,521	2,320	3,339	(177)	22,241	3,591

Distributions to Shareholders:
From net investment income
Institutional Class	(359)	0	(5,867)	(6,625)	(2,225)	(2,026)	(13,136)	(4,053)
Class M	(1,423)	(216)	0	0	0	0	(0)	0
Class P	(10)	(1)	(5)^	(20)	(537)	(328)	(1,036)	(209)
Administrative Class	(216)	0	(142)	(152)	(74)	(55)	(336)	(2)
Class D	0	0	0	0	0	0	(100)	(31)
Class A	(177)	(4)	0	0	0	0	(1,089)	(234)
Class C	(84)	(2)	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	0	0	(147)	0
Class M	0	(39)	0	0	0	0	(0)	0
Class P	0	(0)	0 ^	0	0	0	(13)	0
Administrative Class	0	0	0	0	0	0	(0)	0
Class D	0	0	0	0	0	0	(2)	0
Class A	0	(2)	0	0	0	0	(18)	0
Class C	0	(1)	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	(414)	(1,598)	0	0
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0 ^	0	(108)	(292)	0	0
Administrative Class	0	0	0	0	(16)	(54)	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0

Total Distributions(a)	(2,269)	(265)	(6,014)	(6,797)	(3,374)	(4,353)	(15,877)	(4,529)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	598,016	(227,725)	(20,910)	(38,344)	(37,405)	(23,209)	959,505	474,058

Total Increase (Decrease) in Net Assets	597,986	(227,763)	(20,403)	(42,821)	(37,440)	(27,739)	965,869	473,120

Net Assets:
Beginning of year	360,748	588,511	350,884	393,705	204,737	232,476	717,087	243,967
End of year*	$958,734	$360,748	$330,481	$350,884	$167,297	$204,737	$1,682,956	$717,087

* Including undistributed (overdistributed) net investment income of:	$(38)	$(23)	$451	$521	$(10)	$(3,069)	$74	$30

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
^	Class P Shares liquidated at the close of business on October 28, 2016.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Government Money Market Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

SHORT-TERM INSTRUMENTS 99.1%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (c) 3.7%
		$35,700

TREASURY REPURCHASE AGREEMENTS (c) 81.0%
		776,800

SHORT-TERM NOTES 10.3%
Federal Home Loan Bank
0.771% due 04/23/2018	$16,000	15,992
0.789% due 07/09/2018	80,000	79,995
Freddie Mac
1.126% due 03/08/2018	2,400	2,405

		98,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 4.1%
U.S. Treasury Bills
0.839% due 04/27/2017 - 09/28/2017 (a)(b)	$39,300	$39,188

Total Short-Term Instruments (Cost $950,080)		950,080

Total Investments in Securities (Cost $950,080)		950,080

Total Investments 99.1% (Cost $950,080)		$950,080

Other Assets and Liabilities, net 0.9%		8,654

Net Assets 100.0%		$958,734

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
Government Agency Repurchase Agreements
GSC	0.970%	03/31/2017	04/03/2017	$35,700	Ginnie Mae 3.500% due 02/20/2047	$(36,987)	$35,700	$35,703

Treasury Repurchase Agreements
BSN	1.000	03/31/2017	04/03/2017	140,000	U.S. Treasury Notes 2.500% due 05/15/2024	(143,104)	140,000	140,012
IND	0.960	03/31/2017	04/03/2017	100,000	U.S. Treasury Notes 3.750% due 11/15/2018	(102,042)	100,000	100,008
MBC	0.970	03/31/2017	04/03/2017	186,400	U.S. Treasury Notes 3.125% - 3.375% due 11/15/2019 - 05/15/2021	(192,430)	186,400	186,415
RDR	1.000	03/31/2017	04/03/2017	186,400	U.S. Treasury Notes 1.375% - 2.625% due 08/15/2020 - 05/31/2021	(190,300)	186,400	186,416
SCX	0.950	03/31/2017	04/03/2017	157,800	U.S. Treasury Notes 1.125% due 07/31/2021	(161,195)	157,800	157,812
SSB	0.050	03/31/2017	04/03/2017	6,200	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(6,328)	6,200	6,200

Total Repurchase Agreements						$(832,386)	$812,500	$812,566

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/ (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$140,012	$0	$0	$140,012	$(143,104)	$(3,092)
GSC	35,703	0	0	35,703	(36,987)	(1,284)
IND	100,008	0	0	100,008	(102,042)	(2,034)
MBC	186,415	0	0	186,415	(192,430)	(6,015)
RDR	186,416	0	0	186,416	(190,300)	(3,884)
SCX	157,812	0	0	157,812	(161,195)	(3,383)
SSB	6,200	0	0	6,200	(6,328)	(128)

Total Borrowings and Other Financing Transactions	$812,566	$0	$0

(1)	Includes accrued interest.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(53) at a weighted average interest rate of 1.172%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$35,700	$0	$35,700
Treasury Repurchase Agreements	0	776,800	0	776,800
Short-Term Notes	0	98,392	0	98,392
U.S. Treasury Bills	0	39,188	0	39,188

Total Investments	$0	$950,080	$0	$950,080

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Low Duration Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

CORPORATE BONDS & NOTES 29.4%

BANKING & FINANCE 10.8%
AvalonBay Communities, Inc.
3.625% due 10/01/2020	$1,000	$1,037
Bank of America Corp.
1.891% due 09/15/2026	400	364
2.445% due 04/19/2021	200	206
2.650% due 04/01/2019	3,500	3,542
BB&T Corp.
1.738% due 01/15/2020	1,100	1,109
Bear Stearns Cos. LLC
6.400% due 10/02/2017	200	205
Citizens Bank N.A.
2.500% due 03/14/2019	800	806
Goldman Sachs Group, Inc.
2.201% due 04/23/2020	2,000	2,029
2.331% due 09/15/2020	700	710
2.398% due 04/23/2021	600	613
HSBC USA, Inc.
1.804% due 08/07/2018	4,000	4,015
JPMorgan Chase & Co.
6.000% due 01/15/2018	800	827
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	3,500	3,574
Manufacturers & Traders Trust Co.
1.400% due 07/25/2017	5,800	5,797
Morgan Stanley
2.318% due 04/25/2018	200	202
6.625% due 04/01/2018	3,100	3,245
MUFG Union Bank N.A.
1.434% due 05/05/2017	4,500	4,501
State Street Corp.
1.952% due 08/18/2020	1,900	1,937
WEA Finance LLC
1.750% due 09/15/2017	200	200
Wells Fargo Bank N.A.
1.750% due 12/06/2019	900	907

		35,826

INDUSTRIALS 13.5%
Aetna, Inc.
1.756% due 12/08/2017	600	602
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	500	504
BMW U.S. Capital LLC
1.404% due 06/02/2017	6,000	6,002
Cardinal Health, Inc.
1.950% due 06/15/2018	4,000	4,013
Daimler Finance North America LLC
2.000% due 08/03/2018	1,200	1,203
eBay, Inc.
1.514% due 08/01/2019	5,000	5,005
Georgia-Pacific LLC
2.539% due 11/15/2019	2,300	2,320
5.400% due 11/01/2020	2,000	2,199
Nissan Motor Acceptance Corp.
1.500% due 03/02/2018	1,500	1,497
1.950% due 09/12/2017	1,000	1,001
2.350% due 03/04/2019	2,400	2,416
Oracle Corp.
1.900% due 09/15/2021	1,400	1,377
QUALCOMM, Inc.
3.000% due 05/20/2022	1,900	1,924
Roche Holdings, Inc.
1.492% due 09/30/2019	5,500	5,526
Southern Co.
2.350% due 07/01/2021	1,000	983
UnitedHealth Group, Inc.
1.400% due 12/15/2017	400	400
1.450% due 07/17/2017	700	701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.900% due 07/16/2018	$500	$502
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	6,300	6,297

		44,472

UTILITIES 5.1%
AT&T, Inc.
1.790% due 03/11/2019	1,500	1,509
3.000% due 06/30/2022	1,100	1,095
Consumers Energy Co.
6.700% due 09/15/2019	100	111
DTE Energy Co.
2.400% due 12/01/2019	400	403
Duke Energy Corp.
1.625% due 08/15/2017	2,400	2,402
Duke Energy Progress LLC
1.257% due 11/20/2017	2,500	2,500
OGE Energy Corp.
1.604% due 11/24/2017	4,000	3,998
Verizon Communications, Inc.
2.946% due 03/15/2022	3,067	3,057
Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,791

		16,866

Total Corporate Bonds & Notes (Cost $96,825)		97,164

U.S. GOVERNMENT AGENCIES 28.9%
Fannie Mae
1.432% due 10/25/2030	32	32
1.732% due 06/25/2040	1,742	1,765
1.814% due 07/01/2042	92	94
1.864% due 09/01/2041	284	289
2.014% due 08/01/2030	50	49
2.875% due 01/01/2024	28	28
2.942% due 11/01/2034	397	422
3.048% due 01/01/2035	61	64
3.069% due 05/01/2038	630	669
3.163% due 07/01/2035	61	64
3.177% due 06/01/2035	696	741
3.296% due 12/01/2034	245	255
4.000% due 01/25/2033	28	30
4.400% due 09/01/2028	34	36
4.500% due 08/01/2018 - 01/01/2036	2,055	2,156
5.268% due 01/25/2040 (a)	2,526	399
5.559% due 12/25/2042	76	83
6.000% due 12/01/2016 - 11/01/2022	19	21
8.000% due 11/25/2023	31	35
Fannie Mae, TBA
3.500% due 05/01/2047	19,000	19,396
4.000% due 04/01/2047 - 05/01/2047	25,000	26,215
4.500% due 04/01/2047 - 05/01/2047	29,500	31,629
5.000% due 05/01/2047	500	546
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	345	347
Freddie Mac
0.000% due 05/15/2037 (b)(c)	884	799
1.462% due 07/15/2041	1,134	1,135
1.632% due 05/15/2037	446	452
1.796% due 02/25/2045	289	296
2.000% due 11/15/2026	2,110	2,107
2.983% due 07/01/2035	72	76
3.601% due 03/01/2035	56	59
5.538% due 04/15/2037 (a)	2,207	369
6.500% due 07/25/2043	565	659
8.220% due 08/15/2044	1,220	1,375
8.500% due 06/01/2025	2	3
Ginnie Mae
1.240% due 06/20/2065	704	700
1.630% due 04/20/2066	1,591	1,599
2.125% due 04/20/2022 - 07/20/2030	427	439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 10/20/2025	$134	$137

Total U.S. Government Agencies (Cost $95,023)		95,570

U.S. TREASURY OBLIGATIONS 2.2%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (h)	1,230	1,243
0.375% due 01/15/2027	804	802
0.625% due 07/15/2021 (h)	3,771	3,914
1.375% due 02/15/2044	1,042	1,151

Total U.S. Treasury Obligations (Cost $7,150)		7,110

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.4%
American Home Mortgage Investment Trust
3.225% due 10/25/2034	200	201
3.361% due 02/25/2045	152	154
BAMLL Commercial Mortgage Securities Trust
2.132% due 01/15/2028	2,000	2,008
Banc of America Funding Trust
3.102% due 05/25/2035	747	765
BCAP LLC Trust
3.125% due 05/26/2036	927	934
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	364	369
2.935% due 02/25/2033	3	3
3.534% due 02/25/2036 ^	49	48
3.552% due 01/25/2034	82	83
3.629% due 02/25/2033	14	13
3.636% due 03/25/2035	62	62
Bear Stearns ALT-A Trust
3.404% due 05/25/2035	429	416
Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049	469	469
6.127% due 12/10/2049	152	153
Citigroup Mortgage Loan Trust, Inc.
1.128% due 05/25/2037	36	36
2.690% due 09/25/2035	97	100
2.760% due 09/25/2035	103	107
Countrywide Home Loan Mortgage Pass-Through Trust
3.097% due 11/25/2034	120	118
3.218% due 11/19/2033	48	48
3.306% due 02/20/2036 ^	454	401
3.312% due 02/20/2035	153	154
Credit Suisse Commercial Mortgage Trust
6.062% due 02/15/2041	605	612
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032	34	32
5.038% due 06/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
3.229% due 09/26/2047	372	373
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	596	596
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029	900	936
GS Mortgage Securities Trust
3.206% due 02/10/2048	2,000	2,058
GSR Mortgage Loan Trust
2.661% due 06/25/2034	571	546
3.087% due 09/25/2035	706	731
HomeBanc Mortgage Trust
1.222% due 07/25/2035	1,873	1,852
Impac CMB Trust
1.682% due 02/25/2036	1,163	1,140
JPMorgan Chase Commercial Mortgage Securities Trust
2.362% due 10/15/2033	1,000	1,009
5.794% due 02/12/2051	739	745
JPMorgan Mortgage Trust
3.249% due 04/25/2035	839	838
MASTR Adjustable Rate Mortgages Trust
3.050% due 11/21/2034	1,067	1,093
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.772% due 08/15/2032	1,826	1,750

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
2.978% due 02/25/2035	$244	$248
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	25	25
Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	2,000	1,995
Prime Mortgage Trust
1.382% due 02/25/2034	41	38
RBSSP Resecuritization Trust
3.275% due 12/25/2035	731	736
3.495% due 01/26/2036	1,223	1,239
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037	404	292
1.228% due 07/19/2035	117	114
1.638% due 09/19/2032	88	86
2.191% due 05/19/2035	1,553	1,498
8.914% due 06/25/2029	73	74
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.270% due 07/25/2032	2	1
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 07/25/2045	112	107
1.252% due 12/25/2045	132	126
1.272% due 10/25/2045	90	88
1.368% due 01/25/2047	125	114
1.708% due 01/25/2046	586	573
1.838% due 11/25/2042	33	30
2.038% due 06/25/2042	42	41
Wells Fargo Mortgage-Backed Securities Trust
3.094% due 01/25/2035	427	431
3.113% due 06/25/2035	2,125	2,178

Total Non-Agency Mortgage-Backed Securities (Cost $30,673)		30,989

ASSET-BACKED SECURITIES 5.2%
Accredited Mortgage Loan Trust
1.682% due 04/25/2035	2,086	2,079
Ally Auto Receivables Trust
1.490% due 11/15/2019	1,500	1,500
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	43	41
Asset-Backed Securities Corp. Home Equity Loan Trust
2.157% due 08/15/2033	544	521
2.562% due 03/15/2032	197	196
Bear Stearns Asset-Backed Securities Trust
1.982% due 10/25/2037	385	373
Capital Auto Receivables Asset Trust
1.678% due 11/20/2018	394	395
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^	78	59
Credit-Based Asset Servicing and Securitization LLC
1.042% due 11/25/2036	18	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Educational Services of America, Inc.
2.132% due 09/25/2040	$630	$627
First Franklin Mortgage Loan Trust
1.702% due 05/25/2035	82	81
Ford Credit Auto Lease Trust
1.116% due 11/15/2019	1,000	1,000
1.560% due 11/15/2019	500	500
Fremont Home Loan Trust
1.042% due 01/25/2037	9	5
GSAMP Trust
1.052% due 12/25/2036	63	35
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036	104	40
Navient Private Education Loan Trust
2.112% due 12/15/2028	900	914
Navient Student Loan Trust
1.282% due 09/26/2022	997	995
Nissan Auto Receivables Owner Trust
1.212% due 04/15/2019	1,283	1,285
NYMT Residential
4.000% due 03/25/2021	358	357
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035	359	356
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.062% due 03/25/2035	500	492
Santander Drive Auto Receivables Trust
1.490% due 02/18/2020	800	800
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^	101	34
SLC Student Loan Trust
1.231% due 09/15/2026	855	852
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024	159	158
1.321% due 12/15/2023	1,704	1,693
SLM Student Loan Trust
1.128% due 10/25/2024	601	600
1.588% due 10/26/2026	423	423
Structured Asset Investment Loan Trust
1.957% due 10/25/2033	176	173
Westlake Automobile Receivables Trust
1.780% due 04/15/2020	700	701

Total Asset-Backed Securities (Cost $17,254)		17,295

SHORT-TERM INSTRUMENTS 12.9%

COMMERCIAL PAPER 3.5%
Anthem, Inc.
1.269% due 04/24/2017	1,400	1,399
1.269% due 04/25/2017	600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Caterpillar Financial Services Ltd.
1.218% due 05/01/2017	$3,300	$3,298
1.238% due 04/21/2017	3,200	3,198
Schlumberger Holdings
1.230% due 05/23/2017	1,000	998
1.271% due 04/27/2017	2,100	2,098

		11,591

REPURCHASE AGREEMENTS (f) 6.7%
		22,101

SHORT-TERM NOTES 2.7%
AmeriCredit Automobile Receivables Trust
0.920% due 02/20/2018	611	611
Federal Home Loan Bank
0.710% due 04/11/2017 (c)(d)	3,800	3,799
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	3,000	3,009
2.890% due 10/05/2017	1,400	1,409

		8,828

Total Short-Term Instruments (Cost $42,507)		42,520

Total Investments in Securities (Cost $289,432)		290,648

	SHARES
INVESTMENTS IN AFFILIATES 34.8%

SHORT-TERM INSTRUMENTS 34.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.8%
PIMCO Short-Term Floating NAV Portfolio III	11,641,697	115,090

Total Short-Term Instruments (Cost $115,089)		115,090

Total Investments in Affiliates (Cost $115,089)		115,090

Total Investments 122.8% (Cost $404,521)		$405,738

Financial Derivative Instruments (g)(i) 0.2%
(Cost or Premiums, net $47)		674

Other Assets and Liabilities, net (23.0)%		(75,931)

Net Assets 100.0%		$330,481

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.960%	03/31/2017	04/03/2017	$21,300	U.S. Treasury Notes 0.750% due 07/15/2019	$(21,834)	$21,300	$21,302
SSB	0.050	03/31/2017	04/03/2017	801	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(819)	801	801

Total Repurchase Agreements						$(22,653)	$22,101	$22,103

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$21,302	$0	$0	$21,302	$(21,834)	$(532)
SSB	801	0	0	801	(819)	(18)

Total Borrowings and Other Financing Transactions	$22,103	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(23,789) at a weighted average interest rate of 0.584%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/19/2017	456	$13	$3

Total Purchased Options				$13	$3

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	58	$3	$0	$(2)
90-Day Eurodollar December Futures	Long	12/2018	200	(34)	15	0
90-Day Eurodollar June Futures	Long	06/2018	75	(5)	5	0
90-Day Eurodollar March Futures	Long	03/2019	109	33	8	0
90-Day Eurodollar September Futures	Short	09/2017	58	6	1	0
90-Day Eurodollar September Futures	Long	09/2018	219	10	16	0
90-Day Eurodollar September Futures	Long	09/2019	144	(10)	11	0
U.S. Treasury 2-Year Note June Futures	Long	06/2017	326	46	26	0
U.S. Treasury 5-Year Note June Futures	Short	06/2017	213	11	0	(35)
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	17	(13)	0	(5)

Total Futures Contracts				$47	$82	$(42)

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
MetLife, Inc.	1.000%	03/20/2019	0.229%	$500	$ 8	$1	$0	$0
MetLife, Inc.	1.000	06/20/2019	0.248	5,500	93	17	1	0

					$ 101	$18	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.250%	06/21/2020	$13,900	$263	$(54)	$0	$(8)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021	7,000	210	(4)	0	(5)
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021	12,300	209	(7)	0	(5)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022	1,400	59	1	0	(1)
Receive	3-Month USD-LIBOR	2.250	06/15/2026	500	1	(4)	0	(1)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	3,300	168	(26)	0	(5)

					$910	$(94)	$0	$(25)

Total Swap Agreements					$1,011	$(76)	$1	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $4,880 and cash of $1,725 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$3	$82	$1	$86	$0	$(42)		$(25)	$(67)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$	100.641	05/04/2017	$	1,000	$(4)	$(1)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.422	05/04/2017		2,000	(9)	(2)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.656	05/04/2017		9,000	(39)	(9)

							$(52)	$(12)

Total Written Options							$(52)	$(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales	Closing Buys	Expirations		Exercised		Balance at End of Period
# of Contracts		0	422	0		(212)		(210)		0
Notional Amount in $	$	24,600	$42,000	$0	$	(42,300)	$	(12,300)	$	12,000
Premiums	$	(38)	$(280)	$0	$	204	$	62	$	(52)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	JPMorgan Chase & Co.	1.000%	06/20/2019	0.327%	$	600	$13	$(4)	$9	$0
GST	Citigroup, Inc.	1.000	06/20/2019	0.327		6,400	88	9	97	0

							$101	$5	$106	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	MCDX-25 5-Year Index	1.000%	12/20/2020	$	18,600	$(34)	$325	$291	$0
	MCDX-26 5-Year Index	1.000	06/20/2021		8,000	19	101	120	0
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049		6	0	0	0	0

						$(15)	$426	$411	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	CPURNSA	1.598%	06/02/2018	$ 11,300	$0	$71	$71	$0
	Pay	CPURNSA	1.565	06/07/2018	5,500	0	36	36	0
MYC	Pay	CPURNSA	1.593	06/03/2018	6,900	0	43	43	0

						$0	$150	$150	$0

Total Swap Agreements						$86	$581	$667	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(5)
BOA	$0	$0	$107	$107	$0	$0	$0	$0	$107	$0	$107
BRC	0	0	9	9	0	0	0	0	9	0	9
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	508	508	0	0	0	0	508	(520)	(12)
JPM	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
MYC	0	0	43	43	0	0	0	0	43	0	43

Total Over the Counter	$0	$0	$667	$667	$0	$(12)	$0	$(12)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	82	82
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$85	$86

Over the counter
Swap Agreements	$0	$517	$0	$0	$150	$667

	$0	$518	$0	$0	$235	$753

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	0	0	0	25	25

	$0	$0	$0	$0	$67	$67

Over the counter
Written Options	$0	$0	$0	$0	$12	$12

	$0	$0	$0	$0	$79	$79

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	61	61
Futures	0	0	0	0	(597)	(597)
Swap Agreements	0	24	0	0	(144)	(120)

	$0	$24	$0	$0	$(681)	$(657)

Over the counter
Purchased Options	$0	$0	$0	$0	$(179)	$(179)
Written Options	0	0	0	0	142	142
Swap Agreements	0	927	0	0	0	927

	$0	$927	$0	$0	$(37)	$890

	$0	$951	$0	$0	$(718)	$233

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Futures	0	0	0	0	234	234
Swap Agreements	0	18	0	0	1,744	1,762

	$0	$18	$0	$0	$1,968	$1,986

Over the counter
Purchased Options	$0	$0	$0	$0	$56	$56
Written Options	0	0	0	0	37	37
Swap Agreements	0	397	0	0	150	547

	$0	$397	$0	$0	$243	$640

	$0	$415	$0	$0	$2,211	$2,626

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$35,826	$0	$35,826
Industrials	0	44,472	0	44,472
Utilities	0	16,866	0	16,866
U.S. Government Agencies	0	95,570	0	95,570
U.S. Treasury Obligations	0	7,110	0	7,110
Non-Agency Mortgage-Backed Securities	0	30,989	0	30,989
Asset-Backed Securities	0	15,795	1,500	17,295
Short-Term Instruments
Commercial Paper	0	11,591	0	11,591
Repurchase Agreements	0	22,101	0	22,101
Short-Term Notes	0	8,828	0	8,828

	$0	$289,148	$1,500	$290,648

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$115,090	$0	$0	$115,090

Total Investments	$115,090	$289,148	$1,500	$405,738

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$85	$1	$0	$86
Over the counter	0	667	0	667

	$85	$668	$0	$753

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(42)	(25)	0	(67)
Over the counter	0	(12)	0	(12)

	$(42)	$(37)	$0	$(79)

Total Financial Derivative Instruments	$43	$631	$0	$674

Totals	$115,133	$289,779	$1,500	$406,412

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration ESG Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

CORPORATE BONDS & NOTES 42.3%

BANKING & FINANCE 32.2%
American Tower Corp.
2.800% due 06/01/2020		$1,000	$1,008
3.400% due 02/15/2019		900	920
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	200	64
Bank of America Corp.
2.151% due 11/09/2020		$600	595
2.445% due 04/19/2021		300	309
5.650% due 05/01/2018		1,000	1,041
Barclays PLC
3.144% due 08/10/2021		500	522
Boston Properties LP
3.700% due 11/15/2018		400	410
CIT Group, Inc.
4.250% due 08/15/2017		800	808
Citigroup, Inc.
1.727% due 04/27/2018		600	603
2.450% due 01/10/2020		200	201
Citizens Bank N.A.
2.300% due 12/03/2018		800	804
Commonwealth Bank of Australia
1.750% due 11/02/2018		700	699
Eksportfinans ASA
5.500% due 06/26/2017		600	604
Ford Motor Credit Co. LLC
1.964% due 11/04/2019		500	503
2.031% due 06/15/2018		600	603
2.145% due 01/09/2018		500	501
2.589% due 01/08/2019		500	509
5.000% due 05/15/2018		300	310
Goldman Sachs Group, Inc.
2.201% due 04/23/2020		1,200	1,217
2.398% due 04/23/2021		600	614
6.000% due 06/15/2020		500	553
7.500% due 02/15/2019		200	220
HSBC Holdings PLC
3.346% due 03/08/2021		300	316
HSBC USA, Inc.
1.644% due 11/13/2019		500	502
ING Bank NV
2.050% due 08/17/2018		400	401
International Bank for Reconstruction & Development
1.750% due 11/22/2021		3,600	3,554
International Lease Finance Corp.
7.125% due 09/01/2018		900	962
JPMorgan Chase & Co.
0.817% due 05/30/2017	GBP	1,200	1,504
LeasePlan Corp. NV
2.500% due 05/16/2018		$400	401
3.000% due 10/23/2017		200	201
Loews Corp.
2.625% due 05/15/2023		400	393
Macquarie Bank Ltd.
2.159% due 07/29/2020		1,000	1,009
Marsh & McLennan Cos., Inc.
2.350% due 03/06/2020		400	402
Morgan Stanley
2.409% due 02/01/2019		500	508
MUFG Americas Holdings Corp.
1.608% due 02/09/2018		500	500
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	4,400	637
1.000% due 04/01/2018		9,100	1,321
2.000% due 10/01/2017		9,400	1,364
2.000% due 01/01/2018		10,600	1,549
Nykredit Realkredit A/S
1.000% due 04/01/2017		4,100	589
1.000% due 10/01/2017		16,700	2,416
1.000% due 04/01/2018		2,600	379
2.000% due 04/01/2017		5,700	817

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/01/2018	DKK	19,500	$2,869
Prologis LP
4.250% due 08/15/2023		$200	213
Realkredit Danmark A/S
1.000% due 04/01/2018	DKK	28,200	4,111
2.000% due 01/01/2018		15,400	2,250
2.000% due 04/01/2018		11,400	1,676
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		$1,700	1,921
Santander Holdings USA, Inc.
2.504% due 11/24/2017		400	403
2.700% due 05/24/2019		300	302
SBA Communications Corp.
4.875% due 09/01/2024		400	396
Sumitomo Mitsui Banking Corp.
1.603% due 01/16/2018		1,300	1,304
1.781% due 07/23/2018		400	402
Toronto-Dominion Bank
2.250% due 09/25/2019		1,400	1,410
UBS AG
1.615% due 06/01/2017		500	500
UBS Group Funding Jersey Ltd.
2.803% due 04/14/2021		500	517
Unibail-Rodamco SE
1.793% due 04/16/2019		1,000	997
WEA Finance LLC
1.750% due 09/15/2017		200	200
Westpac Banking Corp.
2.100% due 02/25/2021		1,000	992

			53,806

INDUSTRIALS 8.0%
BMW U.S. Capital LLC
1.404% due 06/02/2017		2,600	2,601
Charter Communications Operating LLC
3.579% due 07/23/2020		500	515
Coca-Cola Co.
1.375% due 05/30/2019		400	398
CRH America, Inc.
8.125% due 07/15/2018		400	432
Diamond Finance Corp.
3.480% due 06/01/2019		1,000	1,026
Dominion Gas Holdings LLC
2.500% due 12/15/2019		300	304
General Mills, Inc.
1.400% due 10/20/2017		400	400
Georgia-Pacific LLC
2.539% due 11/15/2019		800	807
5.400% due 11/01/2020		200	220
Hess Corp.
8.125% due 02/15/2019		300	329
Humana, Inc.
7.200% due 06/15/2018		700	744
Intel Corp.
1.700% due 05/19/2021		400	392
Kellogg Co.
1.750% due 05/17/2017		400	400
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		200	224
Kinder Morgan, Inc.
7.000% due 06/15/2017		200	202
7.250% due 06/01/2018		200	212
Kraft Heinz Foods Co.
2.000% due 07/02/2018		200	201
Marriott International, Inc.
3.000% due 03/01/2019		300	305
Microsoft Corp.
1.100% due 08/08/2019		400	396
Oracle Corp.
1.900% due 09/15/2021		1,000	983
PepsiCo, Inc.
1.209% due 04/30/2018		400	400
Southwestern Energy Co.
5.050% due 01/23/2018		100	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	$400	$405
Time Warner Cable LLC
5.850% due 05/01/2017	100	100
6.750% due 07/01/2018	200	212
WestRock RKT Co.
4.450% due 03/01/2019	100	104
Whirlpool Corp.
1.650% due 11/01/2017	200	200
Zoetis, Inc.
1.875% due 02/01/2018	400	400
3.250% due 02/01/2023	400	404

		13,418

UTILITIES 2.1%
Baltimore Gas & Electric Co.
3.350% due 07/01/2023	1,000	1,025
British Telecommunications PLC
2.350% due 02/14/2019	400	402
Consolidated Edison, Inc.
2.000% due 05/15/2021	400	393
Southern Power Co.
1.950% due 12/15/2019	1,700	1,689

		3,509

Total Corporate Bonds & Notes (Cost $71,277)		70,733

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.7%
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	1,200	1,200

TEXAS 0.1%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.098% due 04/01/2040	58	58

Total Municipal Bonds & Notes (Cost $1,259)		1,258

U.S. GOVERNMENT AGENCIES 21.8%
Fannie Mae
1.000% due 01/25/2043	42	38
1.082% due 01/25/2021	1	1
1.182% due 10/27/2037	4	4
1.332% due 09/25/2042	75	75
1.432% due 06/25/2021	1	1
1.814% due 07/01/2042	17	17
1.864% due 09/01/2041	52	53
1.882% due 06/25/2021 - 09/25/2021	13	13
2.014% due 09/01/2040	3	3
2.479% due 11/01/2035	9	10
2.663% due 05/01/2035	13	14
2.734% due 11/01/2034	8	8
2.800% due 03/01/2035	2	2
2.937% due 11/01/2035	30	32
2.986% due 08/01/2035	83	88
3.034% due 08/01/2029	22	23
3.163% due 07/01/2035	11	12
3.500% due 02/25/2043 (a)	1,910	281
5.000% due 01/25/2040 - 07/25/2040	489	519
5.500% due 03/01/2023 - 02/01/2028	879	952
5.559% due 12/25/2042	7	8
5.750% due 10/25/2035	23	25
5.866% due 02/01/2031	11	11
6.000% due 03/01/2017 - 05/01/2037	3	2
7.500% due 07/25/2022	13	14
Fannie Mae, TBA
3.500% due 05/01/2047	18,000	18,375
4.000% due 05/01/2047	10,000	10,470
4.500% due 05/01/2047	2,000	2,142

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037		$240	$239
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020		145	146
Freddie Mac
1.022% due 12/25/2036		60	60
1.362% due 11/15/2030		2	2
1.622% due 10/15/2037		88	88
1.796% due 02/25/2045		41	42
2.000% due 11/15/2026		866	865
2.819% due 08/01/2035		52	55
2.959% due 06/01/2035		56	60
2.983% due 07/01/2035		15	16
5.000% due 10/01/2033		8	9
6.500% due 07/25/2043		69	81
7.000% due 04/15/2023		4	5
8.220% due 08/15/2044		574	647
Ginnie Mae
1.230% due 04/20/2065		243	242
1.240% due 06/20/2065		352	350
1.380% due 04/20/2065		271	269
1.478% due 12/16/2025		2	2
1.718% due 02/20/2041		42	42
2.000% due 02/20/2032		14	14
2.125% due 06/20/2027 - 05/20/2030		30	31

Total U.S. Government Agencies (Cost $36,199)			36,458

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)		615	622
0.375% due 01/15/2027		201	200
0.625% due 07/15/2021 (j)		970	1,006
1.375% due 02/15/2044 (j)		625	691

Total U.S. Treasury Obligations (Cost $2,555)			2,519

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%
American Home Mortgage Investment Trust
3.225% due 10/25/2034		36	36
3.361% due 02/25/2045		19	19
Banc of America Funding Trust
1.262% due 07/25/2037		138	127
3.102% due 05/25/2035		332	340
Banc of America Mortgage Trust
3.302% due 08/25/2034		192	190
4.030% due 03/25/2033		262	260
BCAP LLC Trust
3.289% due 09/28/2036		14	14
Bear Stearns Adjustable Rate Mortgage Trust
3.552% due 01/25/2034		13	13
3.629% due 02/25/2033		1	1
Bear Stearns ALT-A Trust
3.272% due 09/25/2035		19	16
3.404% due 05/25/2035		77	74
Citigroup Commercial Mortgage Trust
6.127% due 12/10/2049		76	77
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037		70	53
2.930% due 10/25/2035		13	13
3.040% due 05/25/2035		20	20
Countrywide Home Loan Mortgage Pass-Through Trust
3.097% due 11/25/2034		46	45
3.306% due 02/20/2036 ^		72	63
3.312% due 02/20/2035		56	57
Credit Suisse Commercial Mortgage Trust
6.062% due 02/15/2041		330	334
Credit Suisse Mortgage Capital Certificates
3.229% due 09/26/2047		372	373
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035		14	14
Eurosail PLC
1.044% due 09/13/2045	GBP	81	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.294% due 06/13/2045	GBP	1,300	$1,580
First Horizon Alternative Mortgage Securities Trust
2.954% due 01/25/2035		$296	288
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		270	269
GMAC Mortgage Corp. Loan Trust
3.564% due 11/19/2035		32	29
Great Hall Mortgages PLC
1.282% due 06/18/2039		210	203
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		500	520
GSR Mortgage Loan Trust
2.661% due 06/25/2034		20	19
3.087% due 09/25/2035		106	110
3.144% due 11/25/2035		122	120
JPMorgan Chase Commercial Mortgage Securities Trust
2.362% due 10/15/2033		500	505
5.794% due 02/12/2051		211	213
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		43	36
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		8	7
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		19	19
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.262% due 12/25/2035		81	75
Prime Mortgage Trust
1.382% due 02/25/2034		5	4
RBSSP Resecuritization Trust
3.275% due 12/25/2035		365	368
3.495% due 01/26/2036		612	619
Silverstone Master Issuer PLC
0.731% due 01/21/2070	GBP	720	902
Structured Adjustable Rate Mortgage Loan Trust
2.038% due 01/25/2035		$68	58
3.308% due 08/25/2034		88	87
3.379% due 02/25/2034		68	68
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		147	106
1.228% due 07/19/2035		28	27
1.262% due 02/25/2036 ^		29	25
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.084% due 01/25/2032		1	1
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 12/25/2045		24	23
1.272% due 10/25/2045		154	151
1.368% due 01/25/2047		31	29
1.722% due 11/25/2034		76	73
2.038% due 06/25/2042		20	19
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041		1	1
Washington Mutual Mortgage Pass-Through Certificates Trust
2.932% due 02/25/2033		2	2
Wells Fargo Mortgage-Backed Securities Trust
3.073% due 06/25/2035		141	144
3.079% due 10/25/2035		483	483

Total Non-Agency Mortgage-Backed Securities (Cost $10,034)			9,423

ASSET-BACKED SECURITIES 7.6%
Ally Auto Receivables Trust
1.490% due 11/15/2019		700	700
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.092% due 03/25/2035		1,300	1,188
AVANT Loans Funding Trust
3.920% due 08/15/2019		92	93
Bear Stearns Asset-Backed Securities Trust
1.982% due 10/25/2037		161	155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bridgeport CLO Ltd.
1.382% due 06/18/2021		$98	$98
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	38	41
Capital Auto Receivables Asset Trust
1.678% due 11/20/2018		$219	219
Cavalry CLO Ltd.
2.393% due 01/16/2024		420	421
CIFC Funding Ltd.
2.450% due 12/05/2024		469	470
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^		13	10
Countrywide Asset-Backed Certificates Trust
1.722% due 12/25/2034		2,148	2,074
Educational Services of America, Inc.
2.132% due 09/25/2040		180	179
Ford Credit Auto Lease Trust
1.116% due 11/15/2019		500	500
1.560% due 11/15/2019		200	200
Fortress Credit Investments Ltd.
2.273% due 07/17/2023		498	498
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036		3	2
GM Financial Automobile Leasing Trust
1.478% due 10/22/2018		826	828
Hildene CLO Ltd.
0.000% due 07/19/2026 (b)		300	300
JPMorgan Mortgage Acquisition Corp.
1.212% due 05/25/2035		825	810
LCM LP
2.285% due 10/19/2022		462	464
Malin CLO BV
0.471% due 05/07/2023	EUR	238	254
Massachusetts Educational Financing Authority
1.988% due 04/25/2038		$38	38
Morgan Stanley ABS Capital, Inc. Trust
1.032% due 07/25/2036		19	8
Navient Private Education Loan Trust
2.112% due 12/15/2028		200	203
NYMT Residential
4.000% due 03/25/2021		215	214
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		144	143
RAAC Trust
1.462% due 03/25/2037		101	99
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^		51	17
SLC Student Loan Trust
1.231% due 09/15/2026		513	511
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024		7	7
1.321% due 12/15/2023		27	27
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	181	191
1.128% due 10/25/2024		$361	360
2.538% due 04/25/2023		55	56
South Carolina Student Loan Corp.
1.805% due 03/02/2020		90	91
Structured Asset Investment Loan Trust
1.687% due 03/25/2034		143	133
1.957% due 10/25/2033		68	66
Voya CLO Ltd.
2.320% due 10/15/2022		479	481
2.343% due 10/15/2022		488	489

Total Asset-Backed Securities (Cost $12,428)			12,638

SOVEREIGN ISSUES 5.7%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	400	446
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (d)	BRL	15,900	4,737

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Land & Housing Corp.
1.875% due 08/02/2017		$200	$200
Province of Ontario
1.100% due 10/25/2017		3,400	3,397
Province of Quebec
1.650% due 03/03/2022	CAD	1,000	752

Total Sovereign Issues (Cost $9,607)			9,532

SHORT-TERM INSTRUMENTS 12.7%

CERTIFICATES OF DEPOSIT 1.0%
Barclays Bank PLC
1.850% due 12/06/2017		$800	802
Sumitomo Mitsui Trust Bank Ltd.
1.882% due 09/18/2017		900	902

			1,704

COMMERCIAL PAPER 1.3%
Ecolab, Inc.
1.203% due 04/10/2017		900	900
Humana, Inc.
1.117% due 04/06/2017		700	700
Marriott International
1.158% due 04/10/2017		500	500

			2,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 0.2%
			$308

SHORT-TERM NOTES 0.8%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$600	602
2.890% due 10/05/2017		800	805

			1,407

ARGENTINA TREASURY BILLS 0.3%
2.992% due 05/26/2017 - 09/15/2017 (c)(d)		500	494

JAPAN TREASURY BILLS 9.1%
(0.311)% due 04/06/2017 - 06/19/2017 (c)(d)	JPY	1,700,000	15,273

Total Short-Term Instruments (Cost $20,944)			21,286

Total Investments in Securities (Cost $164,303)			163,847

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.6%

SHORT-TERM INSTRUMENTS 22.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.6%
PIMCO Short-Term Floating NAV Portfolio III	3,831,720	$37,880

Total Short-Term Instruments (Cost $37,882)		37,880

Total Investments in Affiliates (Cost $37,882)		37,880

Total Investments 120.6% (Cost $202,185)		$201,727

Financial Derivative Instruments (h)(i) (0.7)% (Cost or Premiums, net $(18))		(1,187)

Other Assets and Liabilities, net (19.9)%		(33,243)

Net Assets 100.0%		$167,297

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$308	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(316)	$308	$308

Total Repurchase Agreements						$(316)	$308	$308

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$308	$0	$0	$308	$(316)	$(8)

Total Borrowings and Other Financing Transactions	$308	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(11,473) at a weighted average interest rate of 0.784%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$98.500	06/19/2017	222	$6	$1

Total Purchased Options				$6	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	29	$1	$1	$0
90-Day Eurodollar December Futures	Short	12/2017	12	1	0	(1)
90-Day Eurodollar December Futures	Long	12/2018	90	(16)	7	0
90-Day Eurodollar June Futures	Long	06/2018	33	(2)	2	0
90-Day Eurodollar March Futures	Long	03/2019	48	14	4	0
90-Day Eurodollar September Futures	Short	09/2017	12	1	0	0
90-Day Eurodollar September Futures	Long	09/2018	104	2	8	0
90-Day Eurodollar September Futures	Long	09/2019	67	(5)	5	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	42	39	13	(1)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	57	(77)	24	0
U.S. Treasury 2-Year Note June Futures	Long	06/2017	178	33	14	0
U.S. Treasury 5-Year Note June Futures	Short	06/2017	44	7	0	(7)
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	7	(5)	0	(2)

Total Futures Contracts				$(7)	$78	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
MetLife, Inc.	1.000%	03/20/2019	0.229%	$	200	$3	$1	$0	$0
MetLife, Inc.	1.000	09/20/2019	0.296		500	9	1	0	0

						$12	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$	1,400	$(17)	$(7)	$0	$(1)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2020		13,100	248	12	0	(7)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021		6,700	201	8	0	(5)
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021		6,800	115	6	0	(3)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		800	34	1	0	(1)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		1,100	(23)	(3)	0	(2)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		300	1	(1)	0	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		800	41	(1)	0	(1)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	1,300	(41)	(11)	0	(7)

						$559	$4	$0	$(27)

Total Swap Agreements						$571	$6	$0	$(27)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $1,591 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$78	$0	$79	$0	$(11)	$(27)	$(38)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	8,248		$1,228	$45	$0
	04/2017		$1,308	DKK	9,090	0	(4)
	05/2017	JPY	50,000		$444	0	(6)
	06/2017		210,000		1,849	0	(42)
	07/2017		$3,095	DKK	21,397	0	(12)
	01/2018	DKK	10,860		$1,585	4	0
	04/2018		10,867		1,596	5	0
BPS	04/2017	BRL	4,646		1,466	0	(18)
	04/2017	JPY	80,000		692	0	(27)
	04/2017		$1,506	BRL	4,646	0	(22)
	04/2017		2,805	DKK	19,358	0	(29)
	05/2017	JPY	80,000		$707	0	(13)
	10/2017	BRL	9,500		2,609	0	(308)
	04/2018	DKK	20,076		2,970	30	0
CBK	04/2017	BRL	9,343		2,949	0	(36)
	04/2017	JPY	130,000		1,128	0	(40)
	04/2017		$2,983	BRL	9,343	1	0
	05/2017	JPY	60,000		$532	0	(7)
	06/2017		290,000		2,549	0	(62)
	10/2017		$954	DKK	6,550	0	(6)
DUB	04/2017	BRL	5,800		$1,708	0	(145)
	04/2017		$1,854	BRL	5,800	2	(3)
	06/2017	SGD	2,458		$1,741	0	(17)
	01/2018	BRL	100		26	0	(4)
FBF	05/2017	CAD	999		748	0	(4)
GLM	04/2017	EUR	1,113		1,173	0	(14)
	04/2017		$2,869	DKK	19,813	0	(28)
	04/2017		4,425	GBP	3,566	43	0
	05/2017	GBP	3,270		$4,066	0	(34)
	07/2017	DKK	17,288		2,519	28	0
	01/2018		$7	DKK	48	0	0
	04/2018	DKK	18,625		$2,756	29	0
HUS	04/2017		$1,060	DKK	7,340	0	(7)
	10/2017	DKK	27,635		$4,232	231	0
	01/2018	BRL	7,900		2,355	0	(32)
	04/2018	DKK	21,940		3,266	53	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2017	BRL	300		$88	$0	$(8)
	04/2017	JPY	50,000		427	0	(22)
	04/2017		$95	BRL	300	1	0
	04/2017		239	EUR	223	0	(2)
	05/2017	JPY	370,000		$3,285	0	(43)
	05/2017		$23	CHF	23	0	0
	05/2017		11	JPY	1,200	0	0
	06/2017	KRW	2,296,698		$2,001	0	(56)
	10/2017	BRL	5,300		1,499	0	(129)
	10/2017	DKK	3,130		480	27	0
	01/2018		4,918		727	11	0
MSB	04/2017	BRL	11,340		3,579	0	(43)
	04/2017	GBP	3,566		4,472	4	0
	04/2017		$3,649	BRL	11,340	0	(27)
NGF	04/2017	BRL	9,500		$2,779	0	(255)
	04/2017		$2,998	BRL	9,500	36	0
	01/2018	BRL	8,000		$2,357	0	(60)
SCX	04/2017		17,776		5,610	48	(116)
	04/2017		$5,644	BRL	17,776	34	0
	05/2017		4,612		14,376	0	(50)
	06/2017	KRW	226,527		$197	0	(6)
	06/2017	TWD	64,781		2,102	0	(39)
SOG	06/2017		82,954		2,693	0	(49)
TOR	04/2017	BRL	6,800		1,998	0	(175)
	04/2017		$2,146	BRL	6,800	26	0
	04/2017		752	DKK	5,252	1	0
	01/2018	DKK	10,858		$1,608	27	0
	04/2018		5,252		768	0	(1)
UAG	04/2017		10,460		1,590	90	0
	04/2017	JPY	60,000		517	0	(22)
	05/2017		280,000		2,475	0	(44)
	06/2017		40,000		350	0	(10)
	06/2017	KRW	687,992		600	0	(16)
	10/2017	DKK	6,285		959	49	0

Total Forward Foreign Currency Contracts						$825	$(2,093)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$100.422	05/04/2017	$ 1,000	$(4)	$(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.656	05/04/2017	5,000	(22)	(5)

					$(26)	$(6)

Total Written Options					$(26)	$(6)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		228		0		(96)		(132)		0
Notional Amount in $	$	18,000		$50,000		$(1,500)	$	(50,100)	$	(10,400)	$	6,000
Notional Amount in AUD	AUD	600	AUD	9,100	AUD	(400)	AUD	(7,600)	AUD	(1,700)	AUD	0
Notional Amount in EUR	EUR	5,700	EUR	1,200	EUR	(3,000)	EUR	(100)	EUR	(3,800)	EUR	0
Notional Amount in GBP	GBP	0	GBP	300	GBP	0	GBP	(300)	GBP	0	GBP	0
Premiums	$	(125)		$(425)		$56	$	361	$	107	$	(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	PSEG Power LLC	1.000%	12/20/2018	0.587%	$	200	$2	$0	$2	$0

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	CPURNSA	1.565%	06/07/2018	$ 2,500	$0	$16	$16	$0
MYC	Pay	CPURNSA	1.593	06/03/2018	4,500	0	28	28	0

						$0	$44	$44	$0

Total Swap Agreements						$2	$44	$46	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $1,205 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$54	$0	$16	$70	$(64)	$0	$0	$(64)	$6	$0	$6
BPS	30	0	0	30	(417)	0	0	(417)	(387)	338	(49)
CBK	1	0	0	1	(151)	0	0	(151)	(150)	268	118
DUB	2	0	0	2	(169)	0	0	(169)	(167)	(21)	(188)
FBF	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
GLM	100	0	0	100	(76)	0	0	(76)	24	0	24
HUS	284	0	0	284	(39)	0	0	(39)	245	(280)	(35)
JPM	39	0	2	41	(260)	(6)	0	(266)	(225)	290	65
MSB	4	0	0	4	(70)	0	0	(70)	(66)	0	(66)
MYC	0	0	28	28	0	0	0	0	28	0	28
NGF	36	0	0	36	(315)	0	0	(315)	(279)	309	30
SCX	82	0	0	82	(211)	0	0	(211)	(129)	0	(129)
SOG	0	0	0	0	(49)	0	0	(49)	(49)	0	(49)
TOR	54	0	0	54	(176)	0	0	(176)	(122)	0	(122)
UAG	139	0	0	139	(92)	0	0	(92)	47	(10)	37

Total Over the Counter	$825	$0	$46	$871	$(2,093)	$(6)	$0	$(2,099)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	78	78

	$0	$0	$0	$0	$79	$79

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$825	$0	$825
Swap Agreements	0	2	0	0	44	46

	$0	$2	$0	$825	$44	$871

	$0	$2	$0	$825	$123	$950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$38	$38

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,093	$0	$2,093
Written Options	0	0	0	0	6	6

	$0	$0	$0	$2,093	$6	$2,099

	$0	$0	$0	$2,093	$44	$2,137

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	30	30
Futures	0	0	0	0	(190)	(190)
Swap Agreements	0	11	0	0	(740)	(729)

	$0	$11	$0	$0	$(901)	$(890)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,149	$0	$5,149
Purchased Options	0	0	0	0	(105)	(105)
Written Options	0	0	0	270	85	355
Swap Agreements	0	64	0	0	0	64

	$0	$64	$0	$5,419	$(20)	$5,463

	$0	$75	$0	$5,419	$(921)	$4,573

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	(7)	(7)
Swap Agreements	0	9	0	0	1,329	1,338

	$0	$9	$0	$0	$1,317	$1,326

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,381)	$0	$(3,381)
Purchased Options	0	0	0	0	30	30
Written Options	0	0	0	55	19	74
Swap Agreements	0	(1)	0	0	44	43

	$0	$(1)	$0	$(3,326)	$93	$(3,234)

	$0	$8	$0	$(3,326)	$1,410	$(1,908)

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$53,806	$0	$53,806
Industrials	0	13,418	0	13,418
Utilities	0	3,509	0	3,509
Municipal Bonds & Notes
California	0	1,200	0	1,200
Texas	0	58	0	58
U.S. Government Agencies	0	36,458	0	36,458
U.S. Treasury Obligations	0	2,519	0	2,519
Non-Agency Mortgage-Backed Securities	0	9,423	0	9,423
Asset-Backed Securities	0	11,938	700	12,638
Sovereign Issues	0	9,532	0	9,532
Short-Term Instruments
Certificates of Deposit	0	1,704	0	1,704
Commercial Paper	0	2,100	0	2,100
Repurchase Agreements	0	308	0	308
Short-Term Notes	0	1,407	0	1,407
Argentina Treasury Bills	0	494	0	494
Japan Treasury Bills	0	15,273	0	15,273

	$0	$163,147	$700	$163,847

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,880	$0	$0	$37,880

Total Investments	$37,880	$163,147	$700	$201,727

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	79	0	0	79
Over the counter	0	871	0	871

	$79	$871	$0	$950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(27)	0	(38)
Over the counter	0	(2,099)	0	(2,099)

	$(11)	$(2,126)	$0	$(2,137)

Total Financial Derivative Instruments	$68	$(1,255)	$0	$(1,187)

Totals	$37,948	$161,892	$700	$200,540

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Short Asset Investment Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.5%

CORPORATE BONDS & NOTES 42.3%

BANKING & FINANCE 19.9%
AerCap Aviation Solutions BV
6.375% due 05/30/2017	$2,700	$2,720
AerCap Ireland Capital DAC
2.750% due 05/15/2017	8,871	8,883
Air Lease Corp.
5.625% due 04/01/2017	10,678	10,678
American Tower Corp.
4.500% due 01/15/2018	3,000	3,065
Aviation Capital Group Corp.
4.625% due 01/31/2018	1,840	1,880
Banco Santander Chile
1.915% due 04/11/2017	6,500	6,501
Bangkok Bank PCL
2.750% due 03/27/2018	3,400	3,422
Bank of Montreal
1.370% due 04/10/2018	160	160
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.650% due 03/05/2018	4,800	4,811
2.141% due 09/14/2018	2,700	2,719
Bayer U.S. Finance LLC
1.285% due 10/06/2017	5,250	5,246
BOC Aviation Ltd.
2.875% due 10/10/2017	1,800	1,809
BPCE S.A.
1.766% due 06/23/2017	1,000	1,001
Capital One N.A.
1.714% due 02/05/2018	50	50
Citibank N.A.
1.492% due 03/20/2019	6,000	6,003
Citigroup, Inc.
1.727% due 04/27/2018	5,320	5,344
1.919% due 07/30/2018	15,200	15,311
Commerzbank AG
0.923% due 09/20/2017	1,500	1,493
Commonwealth Bank of Australia
1.825% due 11/02/2018	190	192
Credit Suisse AG
1.717% due 04/27/2018	900	901
DDR Corp.
7.500% due 04/01/2017	2,000	2,000
Dexia Credit Local S.A.
1.300% due 06/05/2018	2,955	2,949
1.756% due 03/23/2018	4,200	4,215
Duke Realty LP
6.500% due 01/15/2018	2,587	2,682
Ford Motor Credit Co. LLC
1.670% due 12/06/2017	750	751
1.949% due 01/09/2018	1,700	1,707
General Motors Financial Co., Inc.
2.370% due 04/10/2018	4,900	4,949
2.625% due 07/10/2017	8,431	8,455
4.750% due 08/15/2017	12,315	12,450
Goldman Sachs Group, Inc.
1.920% due 12/13/2019	5,800	5,844
2.139% due 11/15/2018	3,675	3,715
2.201% due 04/23/2020	8,812	8,939
Harley-Davidson Financial Services, Inc.
1.456% due 03/08/2019	1,300	1,303
Hospitality Properties Trust
6.700% due 01/15/2018	310	314
HSBC Bank PLC
1.679% due 05/15/2018	1,600	1,605
HSBC USA, Inc.
1.644% due 11/13/2019	4,800	4,819
1.804% due 08/07/2018	2,750	2,760
Hyundai Capital Services, Inc.
3.500% due 09/13/2017	7,000	7,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Industrial Bank of Korea
2.375% due 07/17/2017	$500	$501
International Lease Finance Corp.
8.875% due 09/01/2017	5,050	5,210
JPMorgan Chase & Co.
1.565% due 03/01/2018	700	702
KEB Hana Bank
3.125% due 06/26/2017	3,000	3,010
LeasePlan Corp. NV
2.500% due 05/16/2018	7,000	7,019
3.000% due 10/23/2017	11,060	11,124
Macquarie Bank Ltd.
1.600% due 10/27/2017	500	500
1.662% due 10/27/2017	4,035	4,047
Macquarie Group Ltd.
4.875% due 08/10/2017	6,743	6,818
Morgan Stanley
1.893% due 01/24/2019	100	101
MUFG Americas Holdings Corp.
1.608% due 02/09/2018	2,500	2,501
National Retail Properties, Inc.
6.875% due 10/15/2017	13,284	13,647
Protective Life Global Funding
1.656% due 06/08/2018	7,400	7,405
Prudential Financial, Inc.
1.819% due 08/15/2018	341	343
QBE Insurance Group Ltd.
2.400% due 05/01/2018	4,000	4,010
RCI Banque S.A.
3.500% due 04/03/2018	10,236	10,392
Santander Holdings USA, Inc.
2.504% due 11/24/2017	7,600	7,650
Siam Commercial Bank PCL
3.375% due 09/19/2017	12,200	12,270
Standard Chartered PLC
1.500% due 09/08/2017	4,000	3,996
State Bank of India
4.125% due 08/01/2017	4,430	4,460
Sumitomo Mitsui Banking Corp.
1.781% due 07/23/2018	1,150	1,155
Sumitomo Mitsui Trust Bank Ltd.
1.610% due 03/06/2019	21,000	21,038
Synchrony Financial
1.875% due 08/15/2017	2,440	2,441
2.438% due 11/09/2017	16,756	16,851
UBS AG
1.853% due 03/26/2018	1,000	1,004
4.750% due 05/22/2023	2,700	2,765
Vonovia Finance BV
3.200% due 10/02/2017	10,250	10,309
WEA Finance LLC
1.750% due 09/15/2017	3,635	3,636
2.700% due 09/17/2019	5,000	5,049
Welltower, Inc.
2.250% due 03/15/2018	5,000	5,023
Weyerhaeuser Co.
6.950% due 08/01/2017	1,000	1,015

		334,692

INDUSTRIALS 13.2%
Actavis Funding SCS
2.200% due 03/12/2018	13,655	13,749
Asciano Finance Ltd.
5.000% due 04/07/2018	1,800	1,843
Autodesk, Inc.
1.950% due 12/15/2017	1,032	1,034
BAT International Finance PLC
1.641% due 06/15/2018	7,824	7,845
2.125% due 06/07/2017	12,600	12,610
Baxalta, Inc.
1.936% due 06/22/2018	3,300	3,304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Beam Suntory, Inc.
1.875% due 05/15/2017	$600	$601
CNPC General Capital Ltd.
1.936% due 05/14/2017	6,380	6,382
1.950% due 04/16/2018	600	600
2.750% due 04/19/2017	1,000	1,000
ConocoPhillips Co.
1.369% due 05/15/2018	1,255	1,257
Daimler Finance North America LLC
1.659% due 10/30/2019	12,250	12,315
1.890% due 07/05/2019	1,000	1,007
Deutsche Telekom International Finance BV
1.602% due 09/19/2019	9,000	9,018
Diamond Finance Corp.
3.480% due 06/01/2019	2,900	2,975
Enbridge, Inc.
1.514% due 06/02/2017	5,000	5,002
Enterprise Products Operating LLC
6.300% due 09/15/2017	5,000	5,103
ERAC USA Finance LLC
6.375% due 10/15/2017	1,795	1,838
Experian Finance PLC
2.375% due 06/15/2017	5,000	5,007
Fidelity National Information Services, Inc.
1.450% due 06/05/2017	6,404	6,404
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	2,230	2,237
Hyundai Capital America
4.000% due 06/08/2017	8,625	8,661
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	18,570	18,594
Kinder Morgan, Inc.
7.000% due 06/15/2017	803	812
NetApp, Inc.
2.000% due 12/15/2017	10,000	10,024
Nissan Motor Acceptance Corp.
1.805% due 04/06/2018	2,300	2,313
2.116% due 03/08/2019	12,200	12,322
ONEOK Partners LP
2.000% due 10/01/2017	825	826
Pentair Finance S.A.
1.875% due 09/15/2017	400	400
Petroleos Mexicanos
5.750% due 03/01/2018	11,100	11,466
9.250% due 03/30/2018	3,700	3,939
Suntory Holdings Ltd.
1.650% due 09/29/2017	4,500	4,501
Symantec Corp.
2.750% due 06/15/2017	15,747	15,759
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	1,558	1,579
6.221% due 07/03/2017	13,104	13,249
Tencent Holdings Ltd.
2.000% due 05/02/2017	2,000	2,000
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	11,290	11,284
1.600% due 11/20/2017	3,350	3,346

		222,206

UTILITIES 9.2%
AT&T, Inc.
1.617% due 01/15/2020	10,000	10,070
BP Capital Markets PLC
1.544% due 05/10/2018	22,043	22,123
1.783% due 09/26/2018	1,400	1,409
China Shenhua Overseas Capital Co. Ltd.
2.500% due 01/20/2018	13,000	13,051
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	14,130	14,133
Enel Finance International NV
6.250% due 09/15/2017	20,052	20,456

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Exelon Corp.
1.550% due 06/09/2017	$3,000	$3,000
Exelon Generation Co. LLC
6.200% due 10/01/2017	9,165	9,366
FirstEnergy Corp.
2.750% due 03/15/2018	3,800	3,815
Jersey Central Power & Light Co.
5.650% due 06/01/2017	4,020	4,045
Kansas City Power & Light Co.
5.850% due 06/15/2017	2,028	2,046
Kentucky Power Co.
6.000% due 09/15/2017	650	662
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	4,000	4,126
National Grid North America, Inc.
1.692% due 08/21/2017	7,000	7,004
NextEra Energy Capital Holdings, Inc.
1.586% due 06/01/2017	10,000	10,003
Oncor Electric Delivery Co. LLC
5.000% due 09/30/2017	800	814
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017	20,015	20,016
2.750% due 05/17/2017	900	901
TECO Finance, Inc.
1.610% due 04/10/2018	700	700
Verizon Communications, Inc.
2.137% due 03/16/2022	7,000	7,069

		154,809

Total Corporate Bonds & Notes (Cost $710,761)		711,707

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.5%
California State General Obligation Bonds, Series 2013
1.246% due 12/01/2028	5,000	5,017
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	2,900	2,900

		7,917

TEXAS 0.0%
Texas State General Obligation Notes, Series 2013
1.184% due 06/01/2018	295	296

WASHINGTON 0.4%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.758% due 01/01/2042	7,000	7,001

Total Municipal Bonds & Notes (Cost $15,195)		15,214

U.S. GOVERNMENT AGENCIES 2.9%
Fannie Mae
1.070% due 12/25/2017	195	196
1.232% due 11/25/2045	1,329	1,318
1.282% due 04/25/2036 - 06/25/2036	1,006	1,003
1.332% due 07/25/2036 - 06/25/2043	562	560
1.432% due 04/25/2039	718	724
1.522% due 07/25/2037	184	185
1.532% due 09/25/2041	106	107
1.662% due 02/25/2041	550	558
1.712% due 06/25/2040	753	763
Freddie Mac
1.312% due 03/15/2040 - 11/15/2043	1,561	1,561
1.412% due 08/15/2041	34	35
1.432% due 12/15/2041	954	954
1.492% due 07/15/2037	124	125
1.512% due 11/15/2037	168	169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.862% due 01/15/2032	$356	$366
1.912% due 01/15/2039	107	109
2.284% due 05/15/2033	428	444
Ginnie Mae
1.150% due 10/20/2066	2,089	2,089
1.280% due 12/20/2060	245	244
1.280% due 03/20/2065 (c)	2,946	2,950
1.350% due 04/20/2062	94	94
1.378% due 06/20/2039	465	467
1.460% due 08/20/2061 (c)	10,439	10,473
1.480% due 10/20/2065 (c)	6,913	6,938
1.550% due 02/20/2066 (c)	2,206	2,215
1.580% due 05/20/2066 (c)	5,827	5,838
3.741% due 09/20/2066	5,966	6,607
NCUA Guaranteed Notes
1.337% due 12/08/2020	1,563	1,571

Total U.S. Government Agencies (Cost $48,612)		48,663

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
Asset Securitization Corp.
6.930% due 02/14/2043	427	429
Banc of America Funding Trust
1.482% due 06/26/2035	57	55
DBRR Trust
8.200% due 06/17/2049	107	107
Fort Cre LLC
2.476% due 05/21/2036	2,533	2,532
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.790% due 06/12/2050	1,923	1,923
UBS-Barclays Commercial Mortgage Trust
1.648% due 04/10/2046	14,000	14,100
Wachovia Bank Commercial Mortgage Trust
6.053% due 02/15/2051	2,523	2,540
Wells Fargo-RBS Commercial Mortgage Trust
1.972% due 06/15/2045	5,025	5,132

Total Non-Agency Mortgage-Backed Securities (Cost $26,929)		26,818

ASSET-BACKED SECURITIES 15.6%
American Money Management Corp. CLO Ltd.
2.505% due 04/11/2022	1,117	1,119
Ares CLO Ltd.
2.243% due 01/17/2024	7,000	7,013
BlueMountain CLO Ltd.
2.503% due 10/15/2026	7,000	7,010
Capital Auto Receivables Asset Trust
1.568% due 01/22/2019	2,302	2,305
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026	4,700	4,706
2.487% due 07/27/2026	2,200	2,223
Catamaran CLO Ltd.
2.342% due 12/20/2023	8,315	8,341
Cent CLO Ltd.
2.518% due 01/25/2026	2,500	2,505
CIFC Funding Ltd.
2.239% due 01/29/2025	10,000	10,006
CVP Cascade CLO Ltd.
2.473% due 01/16/2026	3,200	3,209
Dell Equipment Finance Trust
1.430% due 09/24/2018	3,000	3,000
1.877% due 12/22/2017	383	383
Dryden Senior Loan Fund
2.139% due 08/15/2025	8,000	8,008
2.223% due 01/15/2025	5,500	5,507
Flagship Credit Auto Trust
1.470% due 03/16/2020	5,397	5,392
Flagship Ltd.
0.000% due 01/20/2026 (a)	8,300	8,300
Flatiron CLO Ltd.
1.253% due 10/15/2021	870	872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gallatin CLO Ltd.
2.293% due 07/15/2023	$224	$224
GM Financial Automobile Leasing Trust
1.132% due 09/20/2019	4,000	4,001
GoldenTree Loan Opportunities Ltd.
2.188% due 04/25/2025	8,100	8,107
Halcyon Loan Advisors Funding Ltd.
2.539% due 08/15/2023	2,654	2,669
ING Investment Management CLO Ltd.
1.271% due 06/14/2022	766	768
Invitation Homes Trust
2.243% due 08/17/2032	3,923	3,953
JMP Credit Advisors CLO Ltd.
2.203% due 04/30/2023	3,289	3,292
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025	3,500	3,498
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024	6,600	6,599
Madison Park Funding Ltd.
2.329% due 08/15/2022	554	557
Navient Private Education Loan Trust
1.412% due 12/15/2021	180	181
2.012% due 12/15/2025	671	673
Navient Student Loan Trust
1.402% due 08/27/2029	2,800	2,805
1.462% due 03/25/2066	6,019	6,033
1.582% due 06/25/2065	4,461	4,473
Ocean Trails CLO
1.257% due 06/27/2022	3,605	3,606
Octagon Investment Partners Ltd.
2.143% due 07/17/2025	8,100	8,117
Palmer Square Loan Funding Ltd.
2.113% due 01/15/2025	8,000	8,002
PHEAA Student Loan Trust
1.932% due 11/25/2065	9,173	9,203
Progress Residential Trust
2.443% due 09/17/2033	4,982	5,051
Residential Asset Securities Corp. Trust
1.432% due 08/25/2035	2,619	2,606
Shackleton CLO Ltd.
2.240% due 10/20/2023	4,595	4,600
SLC Student Loan Trust
1.241% due 03/15/2027	1,037	1,031
SLM Student Loan Trust
1.128% due 10/25/2024	2,405	2,398
1.138% due 01/27/2025	7,402	7,399
1.148% due 07/27/2026	3,149	3,148
1.178% due 10/25/2028	5,000	4,938
1.208% due 07/25/2023	15,446	15,440
1.411% due 09/15/2022	762	762
1.601% due 12/15/2027	4,456	4,450
SMB Private Education Loan Trust
1.462% due 11/15/2023	5,589	5,598
1.512% due 07/17/2023	1,159	1,160
1.562% due 11/15/2023	2,494	2,500
1.612% due 02/15/2023	2,393	2,396
1.812% due 07/15/2022	827	828
SoFi Professional Loan Program LLC
1.832% due 07/25/2039	2,912	2,928
THL Credit Wind River CLO Ltd.
2.472% due 01/15/2026	5,000	5,017
2.473% due 07/15/2026	5,300	5,303
TICC CLO LLC
1.750% due 08/25/2023	579	581
Trillium Credit Card Trust
1.702% due 05/26/2021	7,500	7,537
Utah State Board of Regents
1.521% due 01/25/2057	6,000	5,992
1.732% due 09/25/2056	4,585	4,583
Venture CLO Ltd.
2.080% due 07/20/2022	3,743	3,747
Voya CLO Ltd.
2.320% due 10/15/2022	383	385
2.343% due 10/15/2022	781	782

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WhiteHorse Ltd.
2.235% due 02/03/2025	$5,000	$5,002

Total Asset-Backed Securities (Cost $262,241)		262,822

SOVEREIGN ISSUES 8.7%
Caisse des Depots et Consignations
1.206% due 09/09/2019	13,000	12,966
Development Bank of Japan, Inc.
1.279% due 01/28/2020	5,000	4,967
1.544% due 11/07/2018	4,000	3,985
1.548% due 11/08/2017	8,000	8,013
1.736% due 04/27/2017	5,000	5,001
Export-Import Bank of Korea
1.501% due 10/21/2019	11,000	10,999
1.752% due 02/18/2019	10,600	10,616
Japan Bank for International Cooperation
1.394% due 11/13/2018	17,800	17,768
1.624% due 02/24/2020	4,000	3,999
Japan Finance Organization for Municipalities
1.500% due 09/12/2017	6,700	6,694
1.700% due 05/22/2017	20,000	20,013
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	21,140	21,177
Korea Land & Housing Corp.
1.875% due 08/02/2017	8,320	8,319
Korea Water Resources Corp.
2.000% due 04/16/2018	6,100	6,102
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	500	501
Tokyo Metropolitan Government
1.750% due 06/08/2017	5,000	5,005

Total Sovereign Issues (Cost $146,177)		146,125

SHORT-TERM INSTRUMENTS 18.5%

CERTIFICATES OF DEPOSIT 4.7%
Barclays Bank PLC
1.804% due 11/06/2017	12,400	12,426
1.906% due 09/08/2017	13,600	13,631
Credit Suisse AG
1.920% due 09/12/2017	16,600	16,639
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	7,500	7,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mizuho Bank Ltd.
1.820% due 12/12/2017	$19,500	$19,550
Norinchukin Bank
1.733% due 10/10/2017	10,000	10,029

		79,795

COMMERCIAL PAPER 11.7%
Enbridge Energy Partners LP
1.695% due 04/12/2017	2,000	1,999
1.731% due 05/10/2017	5,000	4,992
1.731% due 05/11/2017	10,000	9,985
Energy Transfer Partners LP
1.725% due 04/13/2017	10,000	9,995
Engie
1.565% due 10/20/2017	3,000	2,977
1.596% due 11/01/2017	3,400	3,372
1.638% due 10/04/2017	5,000	4,965
1.649% due 10/03/2017	2,000	1,986
ENI Finance USA, Inc.
1.528% due 07/17/2017	11,400	11,354
1.754% due 07/14/2017	4,500	4,483
Entergy Corp.
1.424% due 05/10/2017	5,000	4,992
1.465% due 05/08/2017	5,000	4,993
1.465% due 05/17/2017	4,000	3,993
1.512% due 04/03/2017	5,000	4,999
Ford Motor Credit Co.
1.700% due 09/12/2017	500	496
1.701% due 11/02/2017	10,000	9,893
1.754% due 09/12/2017	12,000	11,909
ONEOK Partners LP
0.000% due 04/25/2017	10,000	9,992
1.422% due 04/03/2017	10,000	9,999
1.522% due 04/05/2017	5,100	5,099
1.522% due 04/10/2017	5,000	4,998
Plains All American Pipeline LP
1.726% due 04/06/2017	3,500	3,499
1.930% due 05/01/2017	10,000	9,989
1.980% due 04/17/2017	3,000	2,998
Sempra Energy Holdings
1.512% due 08/23/2017	10,000	9,941
Syngenta Wilmington, Inc.
2.053% due 09/14/2017	13,000	12,891
Telstra Corporation Ltd.
1.754% due 11/20/2017	15,000	14,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Viacom, Inc.
1.573% due 04/27/2017	$8,000	$7,993
1.583% due 04/26/2017	8,000	7,993

		197,625

REPURCHASE AGREEMENTS (b) 0.1%
		2,254

SHORT-TERM NOTES 2.0%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	20,215	20,277
2.890% due 10/05/2017	2,400	2,415
Holmes Master Issuer PLC
1.512% due 04/15/2017	10,000	10,006

		32,698

Total Short-Term Instruments (Cost $312,148)		312,372

Total Investments in Securities (Cost $1,522,063)		1,523,721

	SHARES
INVESTMENTS IN AFFILIATES 12.8%

SHORT-TERM INSTRUMENTS 12.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.8%
PIMCO Short-Term Floating NAV Portfolio III	21,703,950	214,565

Total Short-Term Instruments (Cost $214,555)		214,565

Total Investments in Affiliates (Cost $214,555)		214,565

Total Investments 103.3% (Cost $1,736,618)		$1,738,286

Financial Derivative Instruments (d) 0.0%
(Cost or Premiums, net $0)		(70)

Other Assets and Liabilities, net (3.3)%		(55,260)

Net Assets 100.0%		$1,682,956

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$2,254	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(2,303)	$2,254	$2,254

Total Repurchase Agreements						$(2,303)	$2,254	$2,254

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.100%	03/13/2017	04/12/2017	$(24,878)	$(24,894)

Total Reverse Repurchase Agreements					$(24,894)

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(c)	Securities with an aggregate market value of $28,414 and cash of $640 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(24,894)	$0	$(24,894)	$29,054	$4,160
SSB	2,254	0	0	2,254	(2,303)	(49)

Total Borrowings and Other Financing Transactions	$2,254	$(24,894)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(24,894)	$0	$0	$(24,894)

Total Borrowings	$0	$(24,894)	$0	$0	$(24,894)

Gross amount of recognized liabilities for reverse repurchase agreements					$(24,894)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(27,813) at a weighted average interest rate of 0.973%.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2019	220	$(102)	$0	$(16)
U.S. Treasury 2-Year Note June Futures	Short	06/2017	689	(60)	0	(54)

Total Futures Contracts				$(162)	$0	$(70)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $1,194 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0		$(70)	$0	$(70)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,158	$1,158

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$334,692	$0	$334,692
Industrials	0	222,206	0	222,206
Utilities	0	154,809	0	154,809
Municipal Bonds & Notes
California	0	7,917	0	7,917
Texas	0	296	0	296
Washington	0	7,001	0	7,001
U.S. Government Agencies	0	42,056	6,607	48,663
Non-Agency Mortgage-Backed Securities	0	24,286	2,532	26,818
Asset-Backed Securities	0	262,822	0	262,822
Sovereign Issues	0	146,125	0	146,125
Short-Term Instruments
Certificates of Deposit	0	79,795	0	79,795
Commercial Paper	7,993	179,637	9,995	197,625
Repurchase Agreements	0	2,254	0	2,254
Short-Term Notes	0	32,698	0	32,698

	$7,993	$1,496,594	$19,134	$1,523,721

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$214,565	$0	$0	$214,565

Total Investments	$222,558	$1,496,594	$19,134	$1,738,286

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(70)	$0	$0	$(70)

Total Financial Derivative Instruments	$(70)	$0	$0	$(70)

Totals	$222,488	$1,496,594	$19,134	$1,738,216

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
U.S. Government Agencies	$2,498	$6,754	$(329)	$(3)	$(4)	$(93)	$0	$(2,216)	$6,607	$(105)
Non-Agency Mortgage-Backed Securities	0	3,000	(467)	0	0	(1)	0	0	2,532	(1)
Asset-Backed Securities	681	0	(689)	1	5	2	0	0	0	0
Short-Term Instruments
Commercial Paper	0	9,994	0	1	0	0	0	0	9,995	0

Totals	$3,179	$19,748	$(1,485)	$(1)	$1	$(92)	$0	$(2,216)	$19,134	$(106)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$6,607	Third Party Vendor	Broker Quote	110.750
Non-Agency Mortgage-Backed Securities	2,532	Proxy Pricing	Base Price	100.040
Short-Term Instruments
Commercial Paper	9,995	Other Valuation Techniques(2)	-	-

Total	$19,134

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

46	PIMCO SHORT DURATION STRATEGY FUNDS

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specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Government Money Market Fund	Daily	Monthly
PIMCO Low Duration Fund II	Daily	Monthly
PIMCO Low Duration ESG Fund	Daily	Monthly
PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash

ANNUAL REPORT	MARCH 31, 2017	47

Notes to Financial Statements (Cont.)

payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

48	PIMCO SHORT DURATION STRATEGY FUNDS

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Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements (Cont.)

Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Low Duration Fund II	$269	$360,925	$(246,100)	$(4)	$0	$115,090	$524	$0
PIMCO Low Duration ESG Fund	3,305	126,877	(92,300)	0	(2)	37,880	77	0
PIMCO Short Asset Investment Fund	29,755	2,022,344	(1,837,565)	24	7	214,565	444	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	51

Notes to Financial Statements (Cont.)

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

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Notes to Financial Statements (Cont.)

collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a

Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management

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strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss)

reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or

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Notes to Financial Statements (Cont.)

purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

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For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default

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Notes to Financial Statements (Cont.)

swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more

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volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has

ANNUAL REPORT	MARCH 31, 2017	59

Notes to Financial Statements (Cont.)

received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain

60	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2017

provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a ) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class C
PIMCO Government Money Market Fund	0.12%		0.06%	0.06%	0.16%	0.06%	N/A	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	N/A	0.25%	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	(1)	0.14%	0.14%	0.24%	0.14%	0.24%	0.24%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2017, to waive its investment advisory fee by 0.10% of the average daily net assets of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

ANNUAL REPORT	MARCH 31, 2017	61

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market Fund	—	0.10%	(1)
All Other Funds	—	0.25%
Class C
PIMCO Government Money Market Fund	—	0.10%	(1)
All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
PIMCO Government Money Market Fund	0.10%(1)
All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2017, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Short Asset Investment Fund	$206	$459	$1,170	$1,835

62	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2017

The waiver for the PIMCO Short Asset Investment Fund is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2017, the amount waived was $1,163,346.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Trust’s Distributor have entered into the Fee and Expense Limitation Agreement. Pursuant to the Fee and

Expense Limitation Agreement, PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any service fees applicable to a class of such Fund, or to the extent necessary, the Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee Fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2017, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Government Money Market Fund	$413	$95	$5	$513

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Low Duration Fund II	$1,673	$27,425
PIMCO Low Duration ESG Fund	1,781	22,223
PIMCO Short Asset Investment Fund	456,155	745,832

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2017	63

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Low Duration Fund II	$1,905,964	$1,949,093	$23,394	$142,539
PIMCO Low Duration ESG Fund	884,707	917,993	55,459	102,716
PIMCO Short Asset Investment Fund	5,645,985	5,630,150	1,067,050	571,049

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017				Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold
Institutional Class	326,179	$326,179	0	$0	12,747		$124,536		8,024	$78,343
Class M	7,299,785	7,299,785	17,029,968	17,029,968	0		0		0	0
Class P	10,260	10,260	2,839	2,839	4	^^	29	^^	140	1,371
Administrative Class	450,338	450,338	0	0	2		26		57	554
Class D	0	0	0	0	0		0		0	0
Class A	80,693	80,693	7,255	7,255	0		0		0	0
Class C	28,640	28,640	6,118	6,118	0		0		0	0
Issued as reinvestment of distributions
Institutional Class	220	220	0	0	547		5,339		604	5,893
Class M	1,010	1,010	178	178	0		0		0	0
Class P	10	10	1	1		0^^		5^^	2	20
Administrative Class	216	216	0	0	15		142		16	152
Class D	0	0	0	0	0		0		0	0
Class A	164	164	5	5	0		0		0	0
Class C	76	76	3	3	0		0		0	0
Issued in reorganization^
Institutional Class	226,480	226,480	0	0	0		0		0	0
Class M	10	10	0	0	0		0		0	0
Class P	0	0	0	0	0		0		0	0
Administrative Class	86,830	86,830	0	0	0		0		0	0
Class D	0	0	0	0	0		0		0	0
Class A	131,617	131,617	0	0	0		0		0	0
Class C	61,318	61,318	0	0	0		0		0	0
Cost of shares redeemed
Institutional Class	(421,370)	(421,370)	0	0	(15,311)		(149,248)		(12,480)	(121,824)
Class M	(7,103,802)	(7,103,802)	(17,254,736)	(17,254,736)	0		0		0	0
Class P	(8,425)	(8,425)	(2,938)	(2,938)	(58	)^^	(566	)^^	(245)	(2,390)
Administrative Class	(451,741)	(451,741)	0	0	(120)		(1,173)		(48)	(463)
Class D	0	0	0	0	0		0		0	0
Class A	(84,897)	(84,897)	(10,436)	(10,436)	0		0		0	0
Class C	(35,595)	(35,595)	(5,982)	(5,982)	0		0		0	0
Net increase (decrease) resulting from Fund share transactions	598,016	$598,016	(227,725)	$(227,725)	(2,174)		$(20,910)		(3,930)	$(38,344)

64	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2017

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,796	$45,436	3,531	$33,664	184,599	$1,851,926	60,140	$601,984
Class M	0	0	0	0	0	0	1	10
Class P	2,219	21,040	1,445	13,734	13,130	131,778	7,817	78,187
Administrative Class	133	1,267	236	2,239	65,415	657,313	1	11
Class D	0	0	0	0	3,573	35,877	1,418	14,200
Class A	0	0	0	0	23,808	238,870	8,685	86,932
Class C	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	262	2,487	354	3,387	1,262	12,665	379	3,792
Class M	0	0	0	0	0	0	0	0
Class P	66	624	58	556	103	1,032	21	209
Administrative Class	10	90	11	109	33	336	0	2
Class D	0	0	0	0	10	99	3	31
Class A	0	0	0	0	106	1,062	21	208
Class C	0	0	0	0	0	0	0	0
Issued in reorganization^
Institutional Class	0	0	0	0	0	0	0	0
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(9,090)	(86,170)	(6,519)	(62,432)	(146,139)	(1,467,141)	(23,700)	(237,207)
Class M	0	0	0	0	0	0	0	0
Class P	(2,093)	(19,823)	(1,189)	(11,329)	(6,128)	(61,483)	(2,558)	(25,585)
Administrative Class	(249)	(2,356)	(328)	(3,137)	(30,723)	(308,776)	(13)	(131)
Class D	0	0	0	0	(1,720)	(17,260)	(1,408)	(14,100)
Class A	0	0	0	0	(11,642)	(116,793)	(3,448)	(34,485)
Class C	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(3,946)	$(37,405)	(2,401)	$(23,209)	95,687	$959,505	47,359	$474,058

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 14 in the Notes to Financial Statements.
^^	Class P Shares liquidated at the close of business on October 28, 2016.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Low Duration Fund II	2	0	23%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the

ANNUAL REPORT	MARCH 31, 2017	65

Notes to Financial Statements (Cont.)

valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. REORGANIZATION

The PIMCO Funds Board of Trustees approved the reorganization (the “Reorganization”) of the PIMCO Money Market Fund (the “Money Market Fund”) into the PIMCO Government Money Market Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of each class of the Money Market Fund became shareholders of the corresponding class of shares of the Acquiring Fund. The reorganization became effective upon the close of business on September 23, 2016. As a result, all shares held in the Money Market Fund were automatically exchanged for shares of the Acquiring Fund.

The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Code. Pursuant to the Agreement and Plan of Reorganization, (Institutional Class, Class M, Class P, Administrative Class, Class A and Class C) shareholders of the Money Market Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to the aggregate net asset value of their investment in such share class of the Money Market Fund as of the close of business on the date of the reorganization.

The net asset value of the Acquiring Fund’s shares on the close of business on September 23, 2016, after the reorganization was $1.00, and a total of 506,255,148 shares were issued to shareholders of Money Market Fund in the exchange. As of September 23, 2016, the Money Market Fund did not have any pre-enactment net capital loss carryforwards.

The following is a summary of net assets immediately before and after the reorganization of the Money Market Fund into the Acquiring Fund (amounts in thousands):

Net Assets
Money Market Fund	$506,255
Acquiring Fund	442,745
Acquiring Fund - Post Reorganization	$949,000

Pursuant to the Trust’s all-inclusive investment advisory contract and supervision and administration agreement with PIMCO, PIMCO will pay all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any. Any expenses incurred in connection with the Reorganization that may be attributable to the Acquiring Fund will be borne by PIMCO. Assuming the reorganization had been completed on April 1, 2016, the beginning of the reporting period, the pro forma results of operations for the period ended March 31, 2017, are as follows (amounts in thousands):

Net investment income	$2,532
Net realized and unrealized gain	7
Net increase in net assets resulting from operations	$2,539

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Money Market Fund that have been included in the Statements of Operations since September 23, 2016.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

66	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2017

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Government Money Market Fund	$114	$0	$0	$(147)	$0	$0	$0
PIMCO Low Duration Fund II	478	0	1,755	(71)	(11,259)	0	0
PIMCO Low Duration ESG Fund	0	0	(33)	(46)	(3,630)	0	(1,712)
PIMCO Short Asset Investment Fund	3,253	0	1,481	(84)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Government Money Market Fund	$0	$0
PIMCO Low Duration Fund II	7,089	4,170
PIMCO Low Duration ESG Fund	1,445	2,185
PIMCO Short Asset Investment Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Government Money Market Fund	$950,080	$0	$0	$0
PIMCO Low Duration Fund II	404,573	2,149	(984)	1,165
PIMCO Low Duration ESG Fund	202,289	1,832	(2,394)	(562)
PIMCO Short Asset Investment Fund	1,736,805	2,163	(682)	1,481

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, and sale/buyback transactions, for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2017	67

Notes to Financial Statements (Cont.)

March 31, 2017

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Government Money Market Fund	$2,269	$0	$0	$265	$0	$0
PIMCO Low Duration Fund II	6,014	0	0	6,797	0	0
PIMCO Low Duration ESG Fund	2,836	0	538	2,409	0	1,944
PIMCO Short Asset Investment Fund	15,877	0	0	4,529	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

68	PIMCO SHORT DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	69

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	KRW	South Korean Won
BRL	Brazilian Real	EUR	Euro	SGD	Singapore Dollar
CAD	Canadian Dollar	GBP	British Pound	TWD	Taiwanese Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	FDIC	Federal Deposit Insurance Corp.	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate

70	PIMCO SHORT DURATION STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Government Money Market Fund	0.00%	0.00%	$2,269	$0
PIMCO Low Duration Fund II	0.00%	0.00%	6,014	0
PIMCO Low Duration ESG Fund	0.00%	0.00%	2,836	0
PIMCO Short Asset Investment Fund	0.00%	0.00%	15,697	180

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	71

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

72	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

ANNUAL REPORT	MARCH 31, 2017	73

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

74	PIMCO SHORT DURATION STRATEGY FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

ANNUAL REPORT	MARCH 31, 2017	75

Privacy Policy1 (Cont.)

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

76	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class M, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3007AR_033117

PIMCO Funds

Annual Report

March 31, 2017

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		14
Benchmark Descriptions		16
Financial Highlights		18
Statements of Assets and Liabilities		28
Statements of Operations		30
Statements of Changes in Net Assets		31
Notes to Financial Statements		115
Report of Independent Registered Public Accounting Firm		139
Glossary		140
Federal Income Tax Information		141
Management of the Trust		142
Privacy Policy		145

Fund	Fund Summary	Schedule of Investments

PIMCO StocksPLUS® Fund	7	33
PIMCO StocksPLUS® Absolute Return Fund	8	43
PIMCO StocksPLUS® International Fund (Unhedged)	9	55
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10	67
PIMCO StocksPLUS® Long Duration Fund	11	80
PIMCO StocksPLUS® Short Fund	12	91
PIMCO StocksPLUS® Small Fund	13	103

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

2	PIMCO STOCKSPLUS® FUNDS

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk and inverse correlation and compounding risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk, and the risk that a

Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO STOCKSPLUS® FUNDS

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and

Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	11/30/15	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	11/30/15	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	06/30/14	07/31/06	07/31/06	07/31/06	11/30/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class C - PSPCX
Administrative Class - PPLAX	Class R - PSPRX
Class D - PSPDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	37.9%
Short-Term Instruments‡	26.1%
Asset-Backed Securities	11.7%
U.S. Government Agencies	9.3%
U.S. Treasury Obligations	8.7%
Non-Agency Mortgage-Backed Securities	5.1%
Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	18.63%	14.05%	8.06%	9.92%
PIMCO StocksPLUS® Fund Class P	18.62%	13.94%	7.96%	9.89%
PIMCO StocksPLUS® Fund Administrative Class	18.38%	13.87%	7.83%	9.62%
PIMCO StocksPLUS® Fund Class D	18.22%	13.60%	7.63%	9.45%
PIMCO StocksPLUS® Fund Class A	18.21%	13.61%	7.63%	9.45%
PIMCO StocksPLUS® Fund Class A (adjusted)	13.77%	12.75%	7.30%	9.31%
PIMCO StocksPLUS® Fund Class C	17.55%	13.03%	7.10%	8.91%
PIMCO StocksPLUS® Fund Class C (adjusted)	16.55%	13.03%	7.10%	8.91%
PIMCO StocksPLUS® Fund Class R	17.80%	13.30%	7.37%	9.22%
S&P 500 Index	17.17%	13.30%	7.51%	9.44%
Lipper Large-Cap Core Funds Average	15.89%	11.77%	6.62%	8.67%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.56% for the Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.96% for Class D shares, 0.96% for Class A shares, 1.46% for Class C shares, and 1.21% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 added to absolute returns, as the index returned 17.17% over the reporting period.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure detracted from performance, as Treasury yields increased.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class C - PSOCX
Class D - PSTDX	Class R - PTORX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	56.9%
U.S. Treasury Obligations	16.7%
Asset-Backed Securities	10.5%
Corporate Bonds & Notes	7.7%
Non-Agency Mortgage-Backed Securities	5.5%
Other	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	22.49%	14.50%	9.77%	10.35%
PIMCO StocksPLUS® Absolute Return Fund Class P	22.33%	14.38%	9.66%	10.27%
PIMCO StocksPLUS® Absolute Return Fund Class D	22.05%	14.01%	9.33%	9.91%
PIMCO StocksPLUS® Absolute Return Fund Class A	22.04%	14.06%	9.33%	9.93%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	17.46%	13.19%	8.91%	9.64%
PIMCO StocksPLUS® Absolute Return Fund Class C	21.02%	13.19%	8.52%	9.10%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	20.02%	13.19%	8.52%	9.10%
PIMCO StocksPLUS® Absolute Return Fund Class R	21.79%	13.78%	9.08%	9.68%
S&P 500 Index	17.17%	13.30%	7.51%	8.26%
Lipper Large-Cap Core Funds Average	15.89%	11.77%	6.62%	7.47%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 1.05% for Class D shares, 1.05% for Class A shares, 1.80% for Class C shares, and 1.30% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 contributed to absolute returns over the reporting period, as the S&P 500 returned 17.17%.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	35.9%
U.S. Treasury Obligations	33.2%
Corporate Bonds & Notes	10.4%
Asset-Backed Securities	9.3%
Non-Agency Mortgage-Backed Securities	6.4%
Other	4.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	16.76%	7.16%	3.97%	4.47%
PIMCO StocksPLUS® International Fund (Unhedged) Class P	16.88%	7.12%	3.91%	4.41%
PIMCO StocksPLUS® International Fund (Unhedged) Administrative Class	16.64%	7.07%	3.79%	4.28%
PIMCO StocksPLUS® International Fund (Unhedged) Class D	16.48%	6.76%	3.55%	4.05%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	16.38%	6.74%	3.55%	4.04%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	12.11%	5.91%	3.15%	3.66%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	15.58%	5.95%	2.78%	3.27%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	14.58%	5.95%	2.78%	3.27%
MSCI EAFE Index	11.67%	5.83%	1.05%	1.71%
Lipper International Multi-Cap Core Funds Average	11.28%	5.52%	1.10%	1.73%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.66% for the Institutional Class shares, 0.76% for Class P shares, 0.91% for Administrative Class shares, 1.06% for Class D shares, 1.06% for Class A shares, and 1.81% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE added to absolute returns, as the index returned 11.67% over the reporting period.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class C - PIPCX
Class D - PIPDX	Class R - PIRHX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	50.3%
Short-Term Instruments‡	16.2%
Corporate Bonds & Notes	12.2%
Asset-Backed Securities	11.3%
Non-Agency Mortgage-Backed Securities	6.0%
Other	4.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	24.42%	11.67%	5.97%	9.39%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class P	24.33%	11.59%	5.88%	9.31%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class D	23.91%	11.22%	5.56%	8.93%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	23.95%	11.23%	5.55%	8.93%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	19.30%	10.38%	4.96%	8.48%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	23.00%	10.41%	4.79%	8.15%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	22.00%	10.41%	4.79%	8.15%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class R	23.47%	10.94%	5.29%	8.71%
MSCI EAFE Hedged USD Index	18.91%	10.82%	2.73%	6.87%
Lipper International Multi-Cap Core Funds Average	11.28%	5.52%	1.10%	5.76%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.76% for the Institutional Class shares, 0.86% for Class P shares, 1.16% for Class D shares, 1.16% for Class A shares, 1.91% for Class C shares, and 1.41% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE (USD-hedged) added to absolute returns, as the index returned 18.91% over the reporting period.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	42.5%
U.S. Treasury Obligations	29.9%
U.S. Government Agencies	12.8%
Asset-Backed Securities	4.3%
Short-Term Instruments‡	4.0%
Other	6.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	20.19%	18.27%	13.98%
S&P 500 Index	17.17%	13.30%	7.35%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	17.68%	18.71%	14.01%
Lipper Specialty Diversified Equity Funds Average	2.25%	(4.94)%	(3.50)%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.63% for the Institutional Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index (“S&P 500”) derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s overall underweight to duration for most of the reporting period contributed to performance, as rates rose across the Treasury yield curve.

»	An out-of-benchmark allocation to high yield corporates contributed to performance, as spreads tightened.

»	Security selection within agency debentures contributed to performance, as selected issues outperformed like-duration Treasuries.

»	An overweight to Brazilian external debt contributed to performance, as spreads tightened.

»	An out-of-benchmark allocation to non-agency mortgage-backed securities contributed to performance, as these securities outperformed like-duration Treasuries.

»	Exposure to the S&P 500 contributed to absolute performance, as the index posted positive returns.

»	An underweight to investment grade corporates detracted from performance, as spreads tightened.

»	Holding U.S. Treasury Inflation-Protected Securities in lieu of nominal Treasuries contributed to performance, as breakeven inflation rates rose.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	32.3%
U.S. Treasury Obligations	26.2%
Asset-Backed Securities	10.7%
Corporate Bonds & Notes	10.4%
U.S. Government Agencies	9.2%
Non-Agency Mortgage-Backed Securities	7.6%
Other	3.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(9.57)%	(10.53)%	(4.89)%	(3.82)%
PIMCO StocksPLUS® Short Fund Class P	(9.67)%	(10.61)%	(4.98)%	(3.90)%
PIMCO StocksPLUS® Short Fund Class D	(9.96)%	(10.90)%	(5.30)%	(4.22)%
PIMCO StocksPLUS® Short Fund Class A	(9.93)%	(10.88)%	(5.30)%	(4.23)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(13.31)%	(11.56)%	(5.67)%	(4.49)%
PIMCO StocksPLUS® Short Fund Class C	(10.69)%	(11.53)%	(6.02)%	(4.95)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(11.58)%	(11.53)%	(6.02)%	(4.95)%
S&P 500 Index	17.17%	13.30%	7.51%	8.79%
Inverse of S&P 500 Index	(15.14)%	(12.76)%	(9.18)%	(9.83)%
Lipper Dedicated Short-Bias Fund Average	(28.04)%	(20.18)%	(20.74)%	(16.86)%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.68% for the Institutional Class shares, 0.78% for Class P shares, 1.08% for Class D shares, 1.08% for Class A shares, and 1.83% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (”S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 detracted from absolute returns over the reporting period, as the S&P 500 returned 17.17%.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Class A - PCKAX
Class P - PCKPX	Class C - PCKCX
Administrative Class - PCKTX	Class R - PCKRX
Class D - PCKDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Short-Term Instruments‡	40.9%
U.S. Treasury Obligations	30.7%
Asset-Backed Securities	12.4%
Non-Agency Mortgage-Backed Securities	7.2%
Corporate Bonds & Notes	6.2%
Other	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	33.24%	14.54%	11.51%	11.13%
PIMCO StocksPLUS® Small Fund Class P	33.10%	14.43%	11.38%	11.01%
PIMCO StocksPLUS® Small Fund Administrative Class	32.81%	14.27%	11.24%	10.86%
PIMCO StocksPLUS® Small Fund Class D	32.58%	14.08%	11.08%	10.70%
PIMCO StocksPLUS® Small Fund Class A	32.68%	14.09%	11.11%	10.72%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	27.70%	13.22%	10.68%	10.34%
PIMCO StocksPLUS® Small Fund Class C	31.74%	13.26%	10.25%	9.86%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	30.74%	13.26%	10.25%	9.86%
PIMCO StocksPLUS® Small Fund Class R	32.22%	13.80%	10.79%	10.42%
Russell 2000® Index	26.21%	12.35%	7.12%	7.00%
Lipper Small-Cap Core Funds Average	21.99%	11.35%	6.75%	6.75%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.73% for the Institutional Class shares, 0.83% for Class P shares, 0.98% for Administrative Class shares, 1.13% for Class D shares, 1.13% for Class A shares, 1.88% for Class C shares, and 1.38% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 added to absolute returns, as the index returned 26.21% over the reporting period.

»	The Fund’s bond alpha strategy added to returns, primarily due to the following:

»	U.S. duration exposure added to performance driven by short exposure to the long end of the Treasury curve, where yields increased over the reporting period.

»	Holdings of non-agency mortgages contributed to performance, as the total returns in these securities were positive.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

»	Exposure to U.S. breakeven inflation added to returns, as U.S. breakeven inflation rates increased.

ANNUAL REPORT	MARCH 31, 2017	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,104.50	$2.99	$1,000.00	$1,022.09	$2.87	0.57%
Class P	1,000.00	1,105.40	3.52	1,000.00	1,021.59	3.38	0.67
Administrative Class	1,000.00	1,103.80	4.30	1,000.00	1,020.84	4.13	0.82
Class D	1,000.00	1,102.70	5.09	1,000.00	1,020.09	4.89	0.97
Class A	1,000.00	1,103.00	5.09	1,000.00	1,020.09	4.89	0.97
Class C	1,000.00	1,099.60	7.69	1,000.00	1,017.60	7.39	1.47
Class R	1,000.00	1,101.20	6.39	1,000.00	1,018.85	6.14	1.22
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,126.90	$3.71	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	1,126.90	4.24	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,125.10	5.83	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,125.20	5.83	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,120.80	9.78	1,000.00	1,015.71	9.30	1.85
Class R	1,000.00	1,125.00	7.15	1,000.00	1,018.20	6.79	1.35

14	PIMCO STOCKSPLUS® FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$1,088.50	$3.59	$1,000.00	$1,021.49	$3.48	0.69%
Class P	1,000.00	1,091.90	4.12	1,000.00	1,020.99	3.98	0.79
Administrative Class	1,000.00	1,058.20	4.82	1,000.00	1,020.24	4.73	0.94
Class D	1,000.00	1,088.50	5.68	1,000.00	1,019.50	5.49	1.09
Class A	1,000.00	1,087.20	5.67	1,000.00	1,019.50	5.49	1.09
Class C	1,000.00	1,083.20	9.56	1,000.00	1,015.76	9.25	1.84
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,152.10	$4.51	$1,000.00	$1,020.74	$4.23	0.84%
Class P	1,000.00	1,152.90	5.05	1,000.00	1,020.24	4.73	0.94
Class D	1,000.00	1,149.20	6.64	1,000.00	1,018.75	6.24	1.24
Class A	1,000.00	1,149.40	6.64	1,000.00	1,018.75	6.24	1.24
Class C	1,000.00	1,147.40	10.65	1,000.00	1,015.01	10.00	1.99
Class R	1,000.00	1,149.20	7.98	1,000.00	1,017.50	7.49	1.49
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,038.50	$3.30	$1,000.00	$1,021.69	$3.28	0.65%
PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$933.50	$3.23	$1,000.00	$1,021.59	$3.38	0.67%
Class P	1,000.00	933.40	3.71	1,000.00	1,021.09	3.88	0.77
Class D	1,000.00	932.20	5.15	1,000.00	1,019.60	5.39	1.07
Class A	1,000.00	932.50	5.16	1,000.00	1,019.60	5.39	1.07
Class C	1,000.00	927.70	8.75	1,000.00	1,015.86	9.15	1.82
PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$1,148.10	$4.02	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,147.10	4.55	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,146.50	5.35	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,145.20	6.15	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,145.50	6.15	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	1,141.70	10.15	1,000.00	1,015.46	9.55	1.90
Class R	1,000.00	1,144.00	7.48	1,000.00	1,017.95	7.04	1.40

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2017	15

Benchmark Descriptions

Index*	Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market

MSCI EAFE Hedged USD Index	MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Hedged USD is a free float-adjusted market capitalization index of issuers in countries of Europe, Australia, and the Far East represented in US Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO STOCKSPLUS® FUNDS

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ANNUAL REPORT	MARCH 31, 2017	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class
03/31/2017	$8.55	$0.13	$1.46	$1.59	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2016	9.56	0.12	(0.18)	(0.06)	(0.20)	(0.75)	0.00	(0.95)
03/31/2015	9.98	0.06	1.22	1.28	(0.02)	(1.68)	0.00	(1.70)
03/31/2014	9.20	0.09	1.90	1.99	(0.48)	(0.73)	0.00	(1.21)
03/31/2013	8.67	0.11	1.33	1.44	(0.32)	(0.59)	0.00	(0.91)
Class P
03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)
03/31/2016	9.54	0.11	(0.17)	(0.06)	(0.20)	(0.75)	0.00	(0.95)
03/31/2015	9.97	0.06	1.21	1.27	(0.02)	(1.68)	0.00	(1.70)
03/31/2014	9.20	0.08	1.89	1.97	(0.47)	(0.73)	0.00	(1.20)
03/31/2013	8.68	0.10	1.33	1.43	(0.32)	(0.59)	0.00	(0.91)
Administrative Class
03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)
03/31/2016	9.05	0.09	(0.17)	(0.08)	(0.18)	(0.75)	0.00	(0.93)
03/31/2015	9.54	0.03	1.17	1.20	(0.01)	(1.68)	0.00	(1.69)
03/31/2014	8.85	0.06	1.81	1.87	(0.45)	(0.73)	0.00	(1.18)
03/31/2013	8.38	0.11	1.29	1.40	(0.34)	(0.59)	0.00	(0.93)
Class D
03/31/2017	7.92	0.09	1.35	1.44	(0.08)	0.00	0.00	(0.08)
03/31/2016	8.94	0.08	(0.17)	(0.09)	(0.18)	(0.75)	0.00	(0.93)
03/31/2015	9.45	0.02	1.15	1.17	(0.00)^	(1.68)	0.00	(1.68)
03/31/2014	8.77	0.05	1.80	1.85	(0.44)	(0.73)	0.00	(1.17)
03/31/2013	8.28	0.07	1.26	1.33	(0.25)	(0.59)	0.00	(0.84)
Class A
03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)
03/31/2016	8.98	0.08	(0.17)	(0.09)	(0.17)	(0.75)	0.00	(0.92)
03/31/2015	9.49	0.02	1.15	1.17	(0.00)^	(1.68)	0.00	(1.68)
03/31/2014	8.81	0.05	1.80	1.85	(0.44)	(0.73)	0.00	(1.17)
03/31/2013	8.31	0.07	1.28	1.35	(0.26)	(0.59)	0.00	(0.85)
Class C
03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)
03/31/2016	8.61	0.03	(0.16)	(0.13)	(0.14)	(0.75)	0.00	(0.89)
03/31/2015	9.20	(0.03)	1.12	1.09	(0.00)^	(1.68)	0.00	(1.68)
03/31/2014	8.58	0.00	1.76	1.76	(0.41)	(0.73)	0.00	(1.14)
03/31/2013	8.07	0.03	1.24	1.27	(0.17)	(0.59)	0.00	(0.76)
Class R
03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)
03/31/2016	9.22	0.06	(0.18)	(0.12)	(0.15)	(0.75)	0.00	(0.90)
03/31/2015	9.71	(0.01)	1.20	1.19	(0.00)^	(1.68)	0.00	(1.68)
03/31/2014	8.99	0.02	1.85	1.87	(0.42)	(0.73)	0.00	(1.15)
03/31/2013	8.49	0.05	1.29	1.34	(0.25)	(0.59)	0.00	(0.84)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
03/31/2017	$8.97	$0.24	$1.78	$2.02	$(0.07)	$0.00	$0.00	$(0.07)
03/31/2016	9.72	0.16	(0.41)	(0.25)	(0.14)	(0.36)	0.00	(0.50)
03/31/2015	10.38	0.09	1.24	1.33	(0.35)	(1.64)	0.00	(1.99)
03/31/2014	9.92	0.12	1.79	1.91	(0.24)	(1.21)	0.00	(1.45)
03/31/2013	8.76	0.15	1.62	1.77	(0.60)	(0.01)	0.00	(0.61)
Class P
03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)
03/31/2016	9.64	0.15	(0.40)	(0.25)	(0.14)	(0.36)	0.00	(0.50)
03/31/2015	10.31	0.09	1.23	1.32	(0.35)	(1.64)	0.00	(1.99)
03/31/2014	9.87	0.10	1.79	1.89	(0.24)	(1.21)	0.00	(1.45)
03/31/2013	8.73	0.14	1.61	1.75	(0.60)	(0.01)	0.00	(0.61)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.03	18.63%	$400,770	0.56%	0.56%	0.50%	0.50%	1.46%	132%
8.55	(0.59)	517,080	0.56	0.56	0.50	0.50	1.30	525
9.56	13.37	582,691	0.50	0.50	0.50	0.50	0.56	169
9.98	22.60	753,805	0.51	0.51	0.50	0.50	0.92	169
9.20	17.72	857,270	0.50	0.50	0.50	0.50	1.24	321

10.01	18.62	34,538	0.66	0.66	0.60	0.60	1.36	132
8.53	(0.68)	20,399	0.66	0.66	0.60	0.60	1.22	525
9.54	13.24	22,961	0.60	0.60	0.60	0.60	0.60	169
9.97	22.42	21,165	0.61	0.61	0.60	0.60	0.82	169
9.20	17.58	13,058	0.60	0.60	0.60	0.60	1.16	321

9.42	18.38	13,094	0.81	0.81	0.75	0.75	1.20	132
8.04	(0.85)	5,289	0.81	0.81	0.75	0.75	1.05	525
9.05	13.13	6,631	0.75	0.75	0.75	0.75	0.32	169
9.54	22.20	5,873	0.76	0.76	0.75	0.75	0.67	169
8.85	17.97	5,063	0.75	0.75	0.75	0.75	1.28	321

9.28	18.22	34,191	0.96	0.96	0.90	0.90	1.06	132
7.92	(1.09)	33,709	0.96	0.96	0.90	0.90	0.92	525
8.94	12.98	34,278	0.90	0.90	0.90	0.90	0.18	169
9.45	22.09	23,073	0.91	0.91	0.90	0.90	0.54	169
8.77	17.27	22,003	0.90	0.90	0.90	0.90	0.86	321

9.34	18.21	192,649	0.96	0.96	0.90	0.90	1.06	132
7.97	(0.99)	192,168	0.96	0.96	0.90	0.90	0.91	525
8.98	12.89	237,176	0.90	0.90	0.90	0.90	0.16	169
9.49	22.06	212,884	0.91	0.91	0.90	0.90	0.51	169
8.81	17.37	110,928	0.90	0.90	0.90	0.90	0.85	321

8.88	17.55	148,261	1.46	1.46	1.40	1.40	0.56	132
7.59	(1.55)	144,638	1.46	1.46	1.40	1.40	0.42	525
8.61	12.36	147,403	1.40	1.40	1.40	1.40	(0.34)	169
9.20	21.50	125,863	1.41	1.41	1.40	1.40	(0.01)	169
8.58	16.77	59,874	1.40	1.40	1.40	1.40	0.35	321

9.60	17.80	16,788	1.21	1.21	1.15	1.15	0.80	132
8.20	(1.28)	14,140	1.21	1.21	1.15	1.15	0.67	525
9.22	12.77	14,200	1.15	1.15	1.15	1.15	(0.07)	169
9.71	21.77	8,497	1.16	1.16	1.15	1.15	0.26	169
8.99	16.91	6,923	1.15	1.15	1.15	1.15	0.61	321

$10.92	22.49%	$577,528	0.68%	0.68%	0.64%	0.64%	2.41%	339%
8.97	(2.51)	484,517	0.65	0.65	0.64	0.64	1.72	582
9.72	13.29	461,818	0.64	0.64	0.64	0.64	0.88	437
10.38	20.09	217,927	0.64	0.64	0.64	0.64	1.15	392
9.92	21.14	327,485	0.64	0.64	0.64	0.64	1.67	419

10.81	22.33	117,890	0.78	0.78	0.74	0.74	2.18	339
8.89	(2.61)	77,284	0.75	0.75	0.74	0.74	1.59	582
9.64	13.24	144,519	0.74	0.74	0.74	0.74	0.83	437
10.31	19.92	98,564	0.74	0.74	0.74	0.74	1.01	392
9.87	21.00	67,376	0.74	0.74	0.74	0.74	1.52	419

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class D
03/31/2017	$8.73	$0.20	$1.73	$1.93	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2016	9.49	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)
03/31/2015	10.19	0.06	1.21	1.27	(0.33)	(1.64)	0.00	(1.97)
03/31/2014	9.77	0.08	1.76	1.84	(0.21)	(1.21)	0.00	(1.42)
03/31/2013	8.66	0.11	1.58	1.69	(0.57)	(0.01)	0.00	(0.58)
Class A
03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)
03/31/2016	9.62	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)
03/31/2015	10.31	0.06	1.22	1.28	(0.33)	(1.64)	0.00	(1.97)
03/31/2014	9.88	0.07	1.79	1.86	(0.22)	(1.21)	0.00	(1.43)
03/31/2013	8.72	0.12	1.61	1.73	(0.56)	(0.01)	0.00	(0.57)
Class C
03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)
03/31/2016	9.03	0.05	(0.38)	(0.33)	(0.07)	(0.36)	0.00	(0.43)
03/31/2015	9.83	(0.02)	1.17	1.15	(0.31)	(1.64)	0.00	(1.95)
03/31/2014	9.51	(0.01)	1.72	1.71	(0.18)	(1.21)	0.00	(1.39)
03/31/2013	8.42	0.05	1.54	1.59	(0.49)	(0.01)	0.00	(0.50)
Class R
03/31/2017	8.84	0.17	1.76	1.93	(0.04)	0.00	0.00	(0.04)
11/30/2015 - 03/31/2016	9.42	0.04	(0.17)	(0.13)	(0.09)	(0.36)	0.00	(0.45)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class
03/31/2017	$5.37	$0.14	$0.76	$0.90	$0.00	$0.00	$0.00	$0.00
03/31/2016	6.50	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)
03/31/2015	6.91	0.07	(0.09)	(0.02)	(0.36)	(0.03)	0.00	(0.39)
03/31/2014	6.77	0.08	0.98	1.06	(0.76)	(0.16)	0.00	(0.92)
03/31/2013	6.17	0.10	1.05	1.15	(0.49)	(0.06)	0.00	(0.55)
Class P
03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00
03/31/2016	6.52	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)
03/31/2015	6.93	0.06	(0.09)	(0.03)	(0.35)	(0.03)	0.00	(0.38)
03/31/2014	6.79	0.07	0.97	1.04	(0.74)	(0.16)	0.00	(0.90)
03/31/2013	6.19	0.10	1.06	1.16	(0.50)	(0.06)	0.00	(0.56)
Administrative Class
03/31/2017	5.29	0.14	0.74	0.88	0.00	0.00	0.00	0.00
03/31/2016	6.42	0.10	(0.88)	(0.78)	(0.31)	(0.01)	(0.03)	(0.35)
03/31/2015	6.83	0.05	(0.09)	(0.04)	(0.34)	(0.03)	0.00	(0.37)
03/31/2014	6.71	0.06	0.97	1.03	(0.75)	(0.16)	0.00	(0.91)
03/31/2013	6.13	0.08	1.09	1.17	(0.53)	(0.06)	0.00	(0.59)
Class D
03/31/2017	5.28	0.12	0.75	0.87	0.00	0.00	0.00	0.00
03/31/2016	6.40	0.09	(0.87)	(0.78)	(0.29)	(0.01)	(0.04)	(0.34)
03/31/2015	6.81	0.04	(0.09)	(0.05)	(0.33)	(0.03)	0.00	(0.36)
03/31/2014	6.70	0.05	0.96	1.01	(0.74)	(0.16)	0.00	(0.90)
03/31/2013	6.10	0.07	1.04	1.11	(0.45)	(0.06)	0.00	(0.51)
Class A
03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00
03/31/2016	6.37	0.09	(0.87)	(0.78)	(0.30)	(0.01)	(0.03)	(0.34)
03/31/2015	6.78	0.04	(0.09)	(0.05)	(0.33)	(0.03)	0.00	(0.36)
03/31/2014	6.68	0.04	0.96	1.00	(0.74)	(0.16)	0.00	(0.90)
03/31/2013	6.08	0.07	1.04	1.11	(0.45)	(0.06)	0.00	(0.51)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.61	22.05%	$304,015	1.08%	1.08%	1.04%	1.04%	2.05%	339%
8.73	(2.97)	229,285	1.05	1.05	1.04	1.04	1.31	582
9.49	12.94	303,100	1.04	1.04	1.04	1.04	0.55	437
10.19	19.64	320,575	1.04	1.04	1.04	1.04	0.73	392
9.77	20.40	357,116	1.04	1.04	1.04	1.04	1.27	419

10.77	22.04	282,429	1.08	1.08	1.04	1.04	2.01	339
8.86	(2.94)	270,766	1.05	1.05	1.04	1.04	1.31	582
9.62	12.88	347,255	1.04	1.04	1.04	1.04	0.55	437
10.31	19.58	351,418	1.04	1.04	1.04	1.04	0.71	392
9.88	20.72	207,083	1.04	1.04	1.04	1.04	1.27	419

9.98	21.02	175,608	1.83	1.83	1.79	1.79	1.26	339
8.27	(3.64)	176,561	1.80	1.80	1.79	1.79	0.56	582
9.03	12.12	224,169	1.79	1.79	1.79	1.79	(0.21)	437
9.83	18.70	189,201	1.79	1.79	1.79	1.79	(0.06)	392
9.51	19.71	74,798	1.79	1.79	1.79	1.79	0.52	419

10.73	21.79	12	1.33	1.33	1.29	1.29	1.75	339
8.84	(1.36)	10	1.30 *	1.30 *	1.29 *	1.29 *	1.48 *	582

$6.27	16.76%	$1,362,934	0.68%	0.68%	0.64%	0.64%	2.47%	278%
5.37	(12.25)	1,090,010	0.66	0.66	0.64	0.64	1.93	566
6.50	(0.27)	1,057,333	0.64	0.64	0.64	0.64	1.01	449
6.91	16.21	1,291,476	0.64	0.64	0.64	0.64	1.08	395
6.77	19.02	1,112,067	0.65	0.65	0.64	0.64	1.59	574

6.30	16.88	32,884	0.78	0.78	0.74	0.74	2.39	278
5.39	(12.24)	35,765	0.76	0.76	0.74	0.74	1.87	566
6.52	(0.39)	10,654	0.74	0.74	0.74	0.74	0.90	449
6.93	15.90	9,763	0.74	0.74	0.74	0.74	0.93	395
6.79	19.13	13,272	0.75	0.75	0.74	0.74	1.47	574

6.17	16.64	2,149	0.93	0.93	0.89	0.89	2.51	278
5.29	(12.52)	9,210	0.91	0.91	0.89	0.89	1.81	566
6.42	(0.48)	3,791	0.89	0.89	0.89	0.89	0.72	449
6.83	15.84	2,555	0.89	0.89	0.89	0.89	0.82	395
6.71	19.64	1,349	0.90	0.90	0.89	0.89	1.21	574

6.15	16.48	19,944	1.08	1.08	1.04	1.04	2.08	278
5.28	(12.59)	19,073	1.06	1.06	1.04	1.04	1.47	566
6.40	(0.64)	35,325	1.04	1.04	1.04	1.04	0.61	449
6.81	15.54	31,920	1.04	1.04	1.04	1.04	0.68	395
6.70	18.66	25,444	1.05	1.05	1.04	1.04	1.17	574

6.11	16.38	18,124	1.08	1.08	1.04	1.04	2.15	278
5.25	(12.59)	23,748	1.06	1.06	1.04	1.04	1.54	566
6.37	(0.68)	22,836	1.04	1.04	1.04	1.04	0.63	449
6.78	15.53	30,278	1.04	1.04	1.04	1.04	0.65	395
6.68	18.69	13,652	1.05	1.05	1.04	1.04	1.17	574

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)
Class C
03/31/2017	$5.07	$0.07	$0.72	$0.79	$0.00	$0.00	$0.00	$0.00
03/31/2016	6.18	0.04	(0.84)	(0.80)	(0.27)	(0.01)	(0.03)	(0.31)
03/31/2015	6.59	(0.01)	(0.08)	(0.09)	(0.29)	(0.03)	0.00	(0.32)
03/31/2014	6.53	(0.01)	0.94	0.93	(0.71)	(0.16)	0.00	(0.87)
03/31/2013	5.93	0.03	1.00	1.03	(0.37)	(0.06)	0.00	(0.43)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2017	$6.62	$0.20	$1.40	$1.60	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2016	8.24	0.13	(1.31)	(1.18)	(0.43)	0.00	(0.01)	(0.44)
03/31/2015	8.01	0.14	1.13	1.27	(1.04)	0.00	0.00	(1.04)
03/31/2014	7.51	0.05	0.89	0.94	(0.42)	(0.02)	0.00	(0.44)
03/31/2013	6.76	0.08	1.44	1.52	(0.66)	(0.11)	0.00	(0.77)
Class P
03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)
03/31/2016	8.19	0.12	(1.31)	(1.19)	(0.42)	0.00	(0.01)	(0.43)
03/31/2015	7.96	0.10	1.16	1.26	(1.03)	0.00	0.00	(1.03)
03/31/2014	7.47	0.05	0.88	0.93	(0.42)	(0.02)	0.00	(0.44)
03/31/2013	6.75	0.02	1.49	1.51	(0.68)	(0.11)	0.00	(0.79)
Class D
03/31/2017	6.34	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)
03/31/2016	7.93	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)
03/31/2015	7.74	0.10	1.10	1.20	(1.01)	0.00	0.00	(1.01)
03/31/2014	7.28	0.02	0.85	0.87	(0.39)	(0.02)	0.00	(0.41)
03/31/2013	6.58	0.02	1.44	1.46	(0.65)	(0.11)	0.00	(0.76)
Class A
03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)
03/31/2016	7.92	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)
03/31/2015	7.73	0.11	1.09	1.20	(1.01)	0.00	0.00	(1.01)
03/31/2014	7.28	0.03	0.84	0.87	(0.40)	(0.02)	0.00	(0.42)
03/31/2013	6.57	0.04	1.42	1.46	(0.64)	(0.11)	0.00	(0.75)
Class C
03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)
03/31/2016	7.43	0.04	(1.18)	(1.14)	(0.38)	0.00	(0.01)	(0.39)
03/31/2015	7.32	0.05	1.03	1.08	(0.97)	0.00	0.00	(0.97)
03/31/2014	6.92	(0.03)	0.81	0.78	(0.36)	(0.02)	0.00	(0.38)
03/31/2013	6.26	(0.00)^	1.33	1.33	(0.56)	(0.11)	0.00	(0.67)
Class R
03/31/2017	6.32	0.14	1.33	1.47	(0.11)	0.00	0.00	(0.11)
11/30/2015 - 03/31/2016	7.15	0.03	(0.72)	(0.69)	(0.13)	0.00	(0.01)	(0.14)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2017	$6.79	$0.27	$1.03	$1.30	$(0.29)	$(0.48)	$0.00	$(0.77)
03/31/2016	7.56	0.27	(0.28)	(0.01)	(0.26)	(0.50)	0.00	(0.76)
03/31/2015	7.24	0.27	1.73	2.00	(0.40)	(1.28)	0.00	(1.68)
03/31/2014	8.84	0.29	0.97	1.26	(0.61)	(2.25)	0.00	(2.86)
03/31/2013	8.14	0.28	1.68	1.96	(0.41)	(0.85)	0.00	(1.26)

PIMCO StocksPLUS® Short Fund
Institutional Class
03/31/2017	$10.55	$0.30	$(1.31)	$(1.01)	$0.00	$0.00	$0.00	$0.00
03/31/2016~	11.70	0.28	(1.06)	(0.78)	(0.37)	0.00	0.00	(0.37)
03/31/2015~	13.35	0.15	(1.65)	(1.50)	(0.15)	0.00	0.00	(0.15)
03/31/2014~	16.70	0.20	(3.25)	(3.05)	(0.30)	0.00	0.00	(0.30)
03/31/2013~	18.25	0.30	(1.55)	(1.25)	(0.30)	0.00	0.00	(0.30)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$5.86	15.58%	$7,812	1.83%	1.83%	1.79%	1.79%	1.37%	278%
5.07	(13.26)	9,134	1.81	1.81	1.79	1.79	0.79	566
6.18	(1.40)	7,958	1.79	1.79	1.79	1.79	(0.13)	449
6.59	14.68	9,414	1.79	1.79	1.79	1.79	(0.09)	395
6.53	17.78	4,276	1.80	1.80	1.79	1.79	0.45	574

$8.08	24.42%	$1,548,785	0.81%	0.81%	0.75%	0.75%	2.72%	256%
6.62	(14.79)	1,398,461	0.76	0.76	0.75	0.75	1.75	499
8.24	16.90	518,997	0.75	0.75	0.75	0.75	1.73	814
8.01	12.97	292,684	0.76	0.76	0.75	0.75	0.66	733
7.51	24.04	279,791	0.76	0.76	0.75	0.75	1.18	510

8.02	24.33	371,289	0.91	0.91	0.85	0.85	2.63	256
6.57	(14.94)	355,109	0.86	0.86	0.85	0.85	1.60	499
8.19	16.97	250,350	0.85	0.85	0.85	0.85	1.28	814
7.96	12.86	36,840	0.86	0.86	0.85	0.85	0.67	733
7.47	23.94	7,591	0.86	0.86	0.85	0.85	0.33	510

7.73	23.91	238,046	1.21	1.21	1.15	1.15	2.36	256
6.34	(15.27)	292,989	1.16	1.16	1.15	1.15	1.22	499
7.93	16.65	390,605	1.15	1.15	1.15	1.15	1.33	814
7.74	12.38	152,212	1.16	1.16	1.15	1.15	0.23	733
7.28	23.65	193,252	1.16	1.16	1.15	1.15	0.28	510

7.72	23.95	310,915	1.21	1.21	1.15	1.15	2.36	256
6.33	(15.26)	379,646	1.16	1.16	1.15	1.15	1.29	499
7.92	16.63	338,576	1.15	1.15	1.15	1.15	1.37	814
7.73	12.36	167,561	1.16	1.16	1.15	1.15	0.35	733
7.28	23.67	63,609	1.16	1.16	1.15	1.15	0.56	510

7.18	23.00	153,871	1.96	1.96	1.90	1.90	1.62	256
5.90	(15.85)	197,631	1.91	1.91	1.90	1.90	0.57	499
7.43	15.75	130,680	1.90	1.90	1.90	1.90	0.64	814
7.32	11.71	69,838	1.91	1.91	1.90	1.90	(0.37)	733
6.92	22.61	18,589	1.91	1.91	1.90	1.90	(0.07)	510

7.68	23.47	138	1.46	1.46	1.40	1.40	1.95	256
6.32	(9.79)	9	1.41 *	1.41 *	1.40 *	1.40 *	1.59 *	499

$7.32	20.19%	$596,979	0.64%	0.64%	0.59%	0.59%	3.66%	141%
6.79	0.64	532,346	0.63	0.63	0.59	0.59	3.95	52
7.56	29.07	637,302	0.61	0.61	0.59	0.59	3.50	91
7.24	18.06	559,898	0.59	0.59	0.59	0.59	3.47	73
8.84	25.55	886,610	0.60	0.60	0.59	0.59	3.19	52

$9.54	(9.57)%	$1,862,164	0.67%	0.67%	0.64%	0.64%	2.90%	237%
10.55	(5.91)	1,690,893	0.68	0.68	0.64	0.64	2.51	524
11.70	(11.23)	3,443,366	0.64	0.64	0.64	0.64	1.32	403
13.35	(18.36)	5,093,625	0.64	0.64	0.64	0.64	1.25	364
16.70	(7.05)	5,959,231	0.65	0.65	0.64	0.64	1.74	297

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Short Fund (Cont.)
Class P
03/31/2017	$10.55	$0.29		$(1.31)	$(1.02)	$0.00	$0.00	$0.00	$0.00
03/31/2016~	11.70	0.28		(1.07)	(0.79)	(0.36)	0.00	0.00	(0.36)
03/31/2015~	13.40	0.15		(1.70)	(1.55)	(0.15)	0.00	0.00	(0.15)
03/31/2014~	16.70	0.15		(3.15)	(3.00)	(0.30)	0.00	0.00	(0.30)
03/31/2013~	18.20	0.30		(1.55)	(1.25)	(0.25)	0.00	0.00	(0.25)
Class D
03/31/2017	10.24	0.25		(1.27)	(1.02)	0.00	0.00	0.00	0.00
03/31/2016~	11.40	0.24		(1.06)	(0.82)	(0.34)	0.00	0.00	(0.34)
03/31/2015~	13.00	0.10		(1.60)	(1.50)	(0.10)	0.00	0.00	(0.10)
03/31/2014~	16.25	0.10		(3.10)	(3.00)	(0.25)	0.00	0.00	(0.25)
03/31/2013~	17.70	0.25		(1.55)	(1.30)	(0.15)	0.00	0.00	(0.15)
Class A
03/31/2017	10.27	0.26		(1.28)	(1.02)	0.00	0.00	0.00	0.00
03/31/2016~	11.45	0.24		(1.07)	(0.83)	(0.35)	0.00	0.00	(0.35)
03/31/2015~	13.05	0.10		(1.60)	(1.50)	(0.10)	0.00	0.00	(0.10)
03/31/2014~	16.25	0.10		(3.05)	(2.95)	(0.25)	0.00	0.00	(0.25)
03/31/2013~	17.70	0.25		(1.55)	(1.30)	(0.15)	0.00	0.00	(0.15)
Class C
03/31/2017	9.92	0.17		(1.23)	(1.06)	0.00	0.00	0.00	0.00
03/31/2016~	11.05	0.15		(0.98)	(0.83)	(0.30)	0.00	0.00	(0.30)
03/31/2015~	12.70	0.00	^	(1.60)	(1.60)	(0.05)	0.00	0.00	(0.05)
03/31/2014~	15.85	0.00	^	(3.00)	(3.00)	(0.15)	0.00	0.00	(0.15)
03/31/2013~	17.30	0.15		(1.55)	(1.40)	(0.05)	0.00	0.00	(0.05)

PIMCO StocksPLUS® Small Fund
Institutional Class
03/31/2017	$7.66	$0.21		$2.32	$2.53	$(0.32)	$0.00	$0.00	$(0.32)
03/31/2016	9.60	0.16		(1.39)	(1.23)	(0.17)	(0.54)	0.00	(0.71)
03/31/2015	9.85	0.08		0.82	0.90	(0.42)	(0.73)	0.00	(1.15)
03/31/2014	9.03	0.07		1.98	2.05	(0.58)	(0.65)	0.00	(1.23)
03/31/2013	7.77	0.13		1.76	1.89	(0.63)	0.00	0.00	(0.63)
Class P
03/31/2017	7.61	0.20		2.31	2.51	(0.32)	0.00	0.00	(0.32)
03/31/2016	9.54	0.15		(1.38)	(1.23)	(0.16)	(0.54)	0.00	(0.70)
03/31/2015	9.81	0.07		0.81	0.88	(0.42)	(0.73)	0.00	(1.15)
03/31/2014	8.99	0.06		1.98	2.04	(0.57)	(0.65)	0.00	(1.22)
03/31/2013	7.76	0.12		1.75	1.87	(0.64)	0.00	0.00	(0.64)
Administrative Class
03/31/2017	7.64	0.21		2.29	2.50	(0.28)	0.00	0.00	(0.28)
03/31/2016	9.59	0.15		(1.40)	(1.25)	(0.16)	(0.54)	0.00	(0.70)
06/30/2014 - 03/31/2015	10.15	0.03		0.56	0.59	(0.42)	(0.73)	0.00	(1.15)
Class D
03/31/2017	7.48	0.18		2.25	2.43	(0.30)	0.00	0.00	(0.30)
03/31/2016	9.40	0.12		(1.36)	(1.24)	(0.14)	(0.54)	0.00	(0.68)
03/31/2015	9.68	0.04		0.81	0.85	(0.40)	(0.73)	0.00	(1.13)
03/31/2014	8.90	0.03		1.95	1.98	(0.55)	(0.65)	0.00	(1.20)
03/31/2013	7.66	0.10		1.73	1.83	(0.59)	0.00	0.00	(0.59)
Class A
03/31/2017	7.52	0.18		2.27	2.45	(0.30)	0.00	0.00	(0.30)
03/31/2016	9.45	0.12		(1.37)	(1.25)	(0.14)	(0.54)	0.00	(0.68)
03/31/2015	9.73	0.04		0.81	0.85	(0.40)	(0.73)	0.00	(1.13)
03/31/2014	8.94	0.03		1.97	2.00	(0.56)	(0.65)	0.00	(1.21)
03/31/2013	7.69	0.10		1.74	1.84	(0.59)	0.00	0.00	(0.59)

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.53	(9.67)%	$59,992	0.77%	0.77%	0.74%	0.74%	2.84%	237%
10.55	(5.96)	56,465	0.78	0.78	0.74	0.74	2.45	524
11.70	(11.64)	48,356	0.74	0.74	0.74	0.74	1.19	403
13.40	(18.16)	45,285	0.74	0.74	0.74	0.74	1.15	364
16.70	(7.08)	82,363	0.75	0.75	0.74	0.74	1.71	297

9.22	(9.96)	31,926	1.07	1.07	1.04	1.04	2.55	237
10.24	(6.43)	44,403	1.08	1.08	1.04	1.04	2.16	524
11.40	(11.51)	35,004	1.04	1.04	1.04	1.04	0.92	403
13.00	(18.59)	52,114	1.04	1.04	1.04	1.04	0.85	364
16.25	(7.46)	76,016	1.05	1.05	1.04	1.04	1.48	297

9.25	(9.93)	33,072	1.07	1.07	1.04	1.04	2.61	237
10.27	(6.53)	54,139	1.08	1.08	1.04	1.04	2.18	524
11.45	(11.54)	31,809	1.04	1.04	1.04	1.04	0.96	403
13.05	(18.33)	67,670	1.04	1.04	1.04	1.04	0.85	364
16.25	(7.55)	143,603	1.05	1.05	1.04	1.04	1.50	297

8.86	(10.69)	11,825	1.82	1.82	1.79	1.79	1.79	237
9.92	(6.85)	19,321	1.83	1.83	1.79	1.79	1.41	524
11.05	(12.57)	18,165	1.79	1.79	1.79	1.79	0.16	403
12.70	(18.96)	22,645	1.79	1.79	1.79	1.79	0.10	364
15.85	(8.07)	27,676	1.80	1.80	1.79	1.79	0.72	297

$9.87	33.24%	$377,433	0.74%	0.74%	0.69%	0.69%	2.38%	383%
7.66	(13.19)	231,986	0.73	0.73	0.69	0.69	1.86	539
9.60	9.93	288,036	0.70	0.70	0.69	0.69	0.86	434
9.85	23.47	292,658	0.69	0.69	0.69	0.69	0.70	428
9.03	25.60	316,979	0.69	0.69	0.69	0.69	1.63	566

9.80	33.10	112,417	0.84	0.84	0.79	0.79	2.29	383
7.61	(13.24)	92,051	0.83	0.83	0.79	0.79	1.69	539
9.54	9.71	212,756	0.80	0.80	0.79	0.79	0.73	434
9.81	23.55	123,335	0.79	0.79	0.79	0.79	0.59	428
8.99	25.34	58,393	0.79	0.79	0.79	0.79	1.45	566

9.86	32.81	7,698	0.99	0.99	0.94	0.94	2.39	383
7.64	(13.40)	5,985	0.98	0.98	0.94	0.94	1.90	539
9.59	6.51	965	0.95 *	0.95 *	0.94 *	0.94 *	0.40 *	434

9.61	32.58	187,019	1.14	1.14	1.09	1.09	2.04	383
7.48	(13.52)	184,508	1.13	1.13	1.09	1.09	1.41	539
9.40	9.56	351,663	1.10	1.10	1.09	1.09	0.47	434
9.68	23.05	408,790	1.09	1.09	1.09	1.09	0.29	428
8.90	25.00	255,795	1.09	1.09	1.09	1.09	1.21	566

9.67	32.68	261,090	1.14	1.14	1.09	1.09	2.02	383
7.52	(13.55)	244,254	1.13	1.13	1.09	1.09	1.44	539
9.45	9.50	370,199	1.10	1.10	1.09	1.09	0.47	434
9.73	23.10	456,429	1.09	1.09	1.09	1.09	0.28	428
8.94	25.04	175,145	1.09	1.09	1.09	1.09	1.21	566

ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund (Cont.)
Class C
03/31/2017	$7.02	$0.10	$2.12	$2.22	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2016	8.89	0.06	(1.29)	(1.23)	(0.10)	(0.54)	0.00	(0.64)
03/31/2015	9.27	(0.03)	0.76	0.73	(0.38)	(0.73)	0.00	(1.11)
03/31/2014	8.59	(0.04)	1.88	1.84	(0.51)	(0.65)	0.00	(1.16)
03/31/2013	7.37	0.04	1.67	1.71	(0.49)	0.00	0.00	(0.49)
Class R
03/31/2017	7.51	0.15	2.26	2.41	(0.29)	0.00	0.00	(0.29)
11/30/2015 - 03/31/2016	8.79	0.04	(0.69)	(0.65)	(0.09)	(0.54)	0.00	(0.63)

*	Annualized
^	Reflects an amount rounding to less than one cent.
~	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.99	31.74%	$122,651	1.89%		1.89%		1.84%		1.84%		1.29%	383%
7.02	(14.19)	122,496	1.88		1.88		1.84		1.84		0.70	539
8.89	8.62	170,988	1.85		1.85		1.84		1.84		(0.29)	434
9.27	22.19	164,980	1.84		1.84		1.84		1.84		(0.46)	428
8.59	24.20	61,217	1.84		1.84		1.84		1.84		0.48	566

9.63	32.22	55	1.40		1.40		1.34		1.34		1.72	383
7.51	(7.71)	9	1.38	*	1.38	*	1.34	*	1.34	*	1.80 *	539

ANNUAL REPORT	MARCH 31, 2017	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:
Investments, at value
Investments in securities*	$793,360	$999,800	$1,059,068	$2,298,264	$705,258	$1,694,418	$733,595
Investments in Affiliates	48,271	467,116	384,690	327,369	21,331	467,631	333,663
Financial Derivative Instruments
Exchange-traded or centrally cleared	7	1,225	982	1,751	74	2,280	1,066
Over the counter	99,071	159,248	86,977	168,442	2,052	32,341	111,741
Cash	8	15	14	28	68	0	11
Deposits with counterparty	1,405	1,678	2,841	3,565	2,280	3,069	1,613
Foreign currency, at value	431	2,616	4,878	5,628	216	5,427	3,793
Receivable for investments sold	24,098	3,490	3,705	6,331	0	10,385	2,550
Receivable for investments sold on a delayed-delivery basis	0	48	45	107	0	80	34
Receivable for TBA investments sold	16,314	50,534	28,536	179,455	28,559	54,613	22,393
Receivable for Fund shares sold	19,159	3,139	400	7,196	211	1,297	1,829
Interest and/or dividends receivable	3,083	2,467	4,215	8,883	5,546	6,465	2,508
Dividends receivable from Affiliates	65	480	320	259	3	303	315
Total Assets	1,005,272	1,691,856	1,576,671	3,007,278	765,598	2,278,309	1,215,111

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$71,562	$0	$0
Payable for sale-buyback transactions	0	0	0	0	10,214	0	0
Payable for short sales	0	3,483	3,677	6,870	0	6,483	2,516
Financial Derivative Instruments
Exchange-traded or centrally cleared	456	2,630	2,162	4,218	1,439	3,119	1,358
Over the counter	7,386	17,328	16,873	53,679	1,018	201,361	16,466
Payable for investments purchased	26,028	8,655	148	23	22,145	0	211
Payable for investments in Affiliates purchased	65	315	171	137	3	303	315
Payable for TBA investments purchased	32,707	50,286	28,416	179,095	60,558	54,500	22,253
Deposits from counterparty	97,006	149,037	79,648	135,022	1,210	12,153	100,835
Payable for Fund shares redeemed	751	1,410	884	3,051	158	266	1,829
Accrued investment advisory fees	186	504	499	1,049	185	675	422
Accrued supervisory and administrative fees	242	435	329	826	127	446	326
Accrued distribution fees	72	185	10	158	0	15	126
Accrued servicing fees	81	104	6	104	0	8	86
Other liabilities	1	2	1	2	0	1	5
Total Liabilities	164,981	234,374	132,824	384,234	168,619	279,330	146,748

Net Assets	$840,291	$1,457,482	$1,443,847	$2,623,044	$596,979	$1,998,979	$1,068,363

Net Assets Consist of:
Paid in capital	$756,648	$1,285,788	$1,347,536	$2,446,761	$522,256	$5,584,115	$1,040,772
Undistributed net investment income	5,079	17,105	43,079	182,124	8,177	41,438	39,320
Accumulated undistributed net realized gain (loss)	(14,686)	(2,275)	(20,487)	(138,453)	51,130	(3,492,947)	(123,391)
Net unrealized appreciation (depreciation)	93,250	156,864	73,719	132,612	15,416	(133,627)	111,662

Net Assets	$840,291	$1,457,482	$1,443,847	$2,623,044	$596,979	$1,998,979	$1,068,363

Cost of investments in securities	$791,337	$983,488	$1,045,683	$2,287,987	$691,599	$1,651,958	$724,561
Cost of investments in Affiliates	$48,267	$467,128	$384,695	$327,361	$21,331	$467,643	$333,670
Cost of foreign currency held	$434	$2,624	$4,914	$5,624	$216	$5,444	$3,817
Proceeds received on short sales	$0	$3,482	$3,675	$6,867	$0	$6,480	$2,515
Cost or premiums of financial derivative instruments, net	$(58)	$11,577	$12,434	$23,664	$(7)	$14,668	$6,784

* Includes repurchase agreements of:	$2,442	$145,500	$392	$525	$294	$985	$10,130

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:
Institutional Class	$400,770	$577,528	$1,362,934	$1,548,785	$596,979	$1,862,164	$377,433
Class P	34,538	117,890	32,884	371,289	N/A	59,992	112,417
Administrative Class	13,094	N/A	2,149	N/A	N/A	N/A	7,698
Class D	34,191	304,015	19,944	238,046	N/A	31,926	187,019
Class A	192,649	282,429	18,124	310,915	N/A	33,072	261,090
Class C	148,261	175,608	7,812	153,871	N/A	11,825	122,651
Class R	16,788	12	N/A	138	N/A	N/A	55

Shares Issued and Outstanding:
Institutional Class	39,961	52,882	217,231	191,727	81,544	195,119	38,245
Class P	3,452	10,901	5,231	46,315	N/A	6,294	11,474
Administrative Class	1,390	N/A	348	N/A	N/A	N/A	781
Class D	3,684	28,657	3,245	30,788	N/A	3,462	19,466
Class A	20,630	26,223	2,965	40,263	N/A	3,575	26,998
Class C	16,689	17,590	1,333	21,441	N/A	1,334	13,650
Class R	1,748	1	N/A	18	N/A	N/A	6

Net Asset Value Per Share Outstanding:
Institutional Class	$10.03	$10.92	$6.27	$8.08	$7.32	$9.54	$9.87
Class P	10.01	10.81	6.30	8.02	N/A	9.53	9.80
Administrative Class	9.42	N/A	6.17	N/A	N/A	N/A	9.86
Class D	9.28	10.61	6.15	7.73	N/A	9.22	9.61
Class A	9.34	10.77	6.11	7.72	N/A	9.25	9.67
Class C	8.88	9.98	5.86	7.18	N/A	8.86	8.99
Class R	9.60	10.73	N/A	7.68	N/A	N/A	9.63

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:
Interest, net of foreign taxes*	$15,650	$34,864	$38,358	$83,915	$24,997	$68,575	$27,536
Dividends	0	68	0	38	0	735	0
Dividends from Investments in Affiliates	410	3,421	1,644	1,063	28	859	1,163
Total Income	16,060	38,353	40,002	85,016	25,025	70,169	28,699

Expenses:
Investment advisory fees	1,994	4,846	4,943	10,789	2,035	7,648	3,999
Supervisory and administrative fees	2,595	4,181	3,269	8,584	1,395	5,097	3,185
Distribution and/or servicing fees - Administrative Class	32	0	19	0	0	0	32
Distribution and/or servicing fees - Class D	83	566	47	604	0	91	448
Distribution fees - Class C	720	1,272	60	1,259	0	118	894
Distribution fees - Class R	37	0	0	0	0	0	0
Servicing fees - Class A	480	656	51	792	0	119	617
Servicing fees - Class C	360	424	20	420	0	39	298
Servicing fees - Class R	37	0	0	0	0	0	0
Trustee fees	6	9	9	18	4	14	7
Interest expense	445	478	547	1,490	288	608	453
Miscellaneous expense	0	1	1	1	0	1	5
Total Expenses	6,789	12,433	8,966	23,957	3,722	13,735	9,938

Net Investment Income	9,271	25,920	31,036	61,059	21,303	56,434	18,761

Net Realized Gain (Loss):
Investments in securities	2,288	(5,978)	(3,738)	29,676	1,967	(16,945)	1,338
Investments in Affiliates	5	289	145	127	3	80	77
Exchange-traded or centrally cleared financial derivative instruments	16,572	3,255	2,064	(28,260)	93,654	(63,778)	(20,500)
Over the counter financial derivative instruments	4,668	42,430	139,106	145,671	8,719	(21,659)	85,157
Short sales	0	(23)	(24)	(45)	0	(42)	(16)
Foreign currency	1,175	878	1,062	3,384	(157)	1,270	731

Net Realized Gain (Loss)	24,708	40,851	138,615	150,553	104,186	(101,074)	66,787

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,623	4,983	(941)	(18,570)	(13,275)	2,464	(2,135)
Investments in Affiliates	4	(131)	(67)	(65)	(1)	(25)	(52)
Exchange-traded or centrally cleared financial derivative instruments	1,551	57,421	38,414	100,375	(11,646)	82,631	33,564
Over the counter financial derivative instruments	92,690	116,796	(6,666)	215,469	113	(228,521)	131,637
Short sales	0	213	92	562	0	187	24
Foreign currency assets and liabilities	734	113	(26)	(1,261)	(2)	(100)	124

Net Change in Unrealized Appreciation (Depreciation)	97,602	179,395	30,806	296,510	(24,811)	(143,364)	163,162

Net Increase (Decrease) in Net Assets Resulting from Operations	$131,581	$246,166	$200,457	$508,122	$100,678	$(188,004)	$248,710

* Foreign tax withholdings	$0	$5	$0	$0	$0	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,271	$10,109	$25,920	$20,052	$31,036	$22,112
Net realized gain (loss)	24,708	11,940	40,851	(46,996)	138,615	(194,135)
Net change in unrealized appreciation (depreciation)	97,602	(31,117)	179,395	(38,477)	30,806	21,632

Net Increase (Decrease) in Net Assets Resulting from Operations	131,581	(9,068)	246,166	(65,421)	200,457	(150,391)

Distributions to Shareholders:
From net investment income
Institutional Class	(3,988)	(11,582)	(3,414)	(8,551)	0	(55,080)
Class P	(305)	(518)	(689)	(1,938)	0	(1,905)
Administrative Class	(144)	(111)	0	0	0	(276)
Class D	(307)	(685)	(1,276)	(3,343)	0	(1,372)
Class A	(1,663)	(4,485)	(1,119)	(4,015)	0	(1,243)
Class C	(696)	(2,507)	(503)	(1,695)	0	(456)
Class R	(96)	(258)	0	0	0	0
From net realized capital gains
Institutional Class	0	(37,655)	0	(21,401)	0	(2,214)
Class P	0	(1,865)	0	(5,054)	0	(104)
Administrative Class	0	(436)	0	0	0	(18)
Class D	0	(2,596)	0	(10,072)	0	(52)
Class A	0	(18,659)	0	(11,931)	0	(55)
Class C	0	(13,195)	0	(8,484)	0	(22)
Class R	0	(1,242)	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	(6,402)
Class P	0	0	0	0	0	(198)
Administrative Class	0	0	0	0	0	(33)
Class D	0	0	0	0	0	(170)
Class A	0	0	0	0	0	(147)
Class C	0	0	0	0	0	(56)
Class R	0	0	0	0	0	0

Total Distributions(a)	(7,199)	(95,794)	(7,001)	(76,484)	0	(69,803)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(211,514)	(13,055)	(20,106)	(100,533)	56,450	269,237

Total Increase (Decrease) in Net Assets	(87,132)	(117,917)	219,059	(242,438)	256,907	49,043

Net Assets:
Beginning of year	927,423	1,045,340	1,238,423	1,480,861	1,186,940	1,137,897
End of year*	$840,291	$927,423	$1,457,482	$1,238,423	$1,443,847	$1,186,940

* Including undistributed (overdistributed) net investment income of:	$5,079	$2,223	$17,105	$(5,163)	$43,079	$(44,465)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$61,059	$34,102	$21,303	$20,613	$56,434	$68,005	$18,761	$17,918
Net realized gain (loss)	150,553	(225,057)	104,186	979	(101,074)	(460,298)	66,787	(88,908)
Net change in unrealized appreciation (depreciation)	296,510	(228,998)	(24,811)	(22,707)	(143,364)	258,341	163,162	(131,072)

Net Increase (Decrease) in Net Assets Resulting from Operations	508,122	(419,953)	100,678	(1,115)	(188,004)	(133,952)	248,710	(202,062)

Distributions to Shareholders:
From net investment income
Institutional Class	(26,895)	(41,857)	(23,501)	(19,070)	0	(107,111)	(9,210)	(5,548)
Class P	(5,728)	(25,026)	0	0	0	(2,363)	(3,353)	(3,377)
Administrative Class	0	0	0	0	0	0	(233)	(63)
Class D	(3,759)	(27,552)	0	0	0	(1,467)	(5,816)	(4,639)
Class A	(4,932)	(27,040)	0	0	0	(2,145)	(8,009)	(5,439)
Class C	(1,695)	(12,405)	0	0	0	(652)	(3,378)	(1,967)
Class R	(1)	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(36,933)	(34,820)	0	0	0	(16,715)
Class P	0	0	0	0	0	0	0	(9,908)
Administrative Class	0	0	0	0	0	0	0	(309)
Class D	0	0	0	0	0	0	0	(15,607)
Class A	0	0	0	0	0	0	0	(19,216)
Class C	0	0	0	0	0	0	0	(10,210)
Class R	0	0	0	0	0	0	0	(1)
Institutional Class	0	(1,421)	0	0	0	0	0	0
Tax basis return of capital
Class P	0	(704)	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	(767)	0	0	0	0	0	0
Class A	0	(757)	0	0	0	0	0	0
Class C	0	(353)	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions(a)	(43,010)	(137,882)	(60,434)	(53,890)	0	(113,738)	(29,999)	(92,999)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(465,913)	1,552,472	24,389	(49,951)	321,762	(1,463,789)	(31,637)	(218,257)

Total Increase (Decrease) in Net Assets	(801)	994,637	64,633	(104,956)	133,758	(1,711,479)	187,074	(513,318)

Net Assets:
Beginning of year	2,623,845	1,629,208	532,346	637,302	1,865,221	3,576,700	881,289	1,394,607
End of year*	$2,623,044	$2,623,845	$596,979	$532,346	$1,998,979	$1,865,221	$1,068,363	$881,289

* Including undistributed (overdistributed) net investment income of:	$182,124	$58,486	$8,177	$3,572	$41,438	$(40,837)	$39,320	$(28,682)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		$200	$200
Hilton Worldwide Finance LLC
2.982% due 10/25/2023		181	183
3.500% due 10/26/2020		13	13

Total Loan Participations and Assignments (Cost $395)			396

CORPORATE BONDS & NOTES 38.0%

BANKING & FINANCE 31.6%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		300	308
4.250% due 07/01/2020		800	834
4.625% due 10/30/2020		300	317
Ally Financial, Inc.
3.600% due 05/21/2018		6,400	6,496
American Tower Corp.
4.500% due 01/15/2018		3,100	3,167
Bank of America Corp.
2.018% due 04/01/2019		2,400	2,422
2.650% due 04/01/2019		2,400	2,429
6.875% due 04/25/2018		600	632
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.650% due 03/05/2018		7,000	7,016
2.300% due 03/05/2020		4,300	4,289
Barclays Bank PLC
7.750% due 04/10/2023		1,400	1,474
Bear Stearns Cos. LLC
6.400% due 10/02/2017		7,800	7,988
Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,300	1,306
BRFkredit A/S
1.000% due 01/01/2018	DKK	20,300	2,942
1.000% due 10/01/2018		8,200	1,202
2.000% due 10/01/2017		8,200	1,191
4.000% due 01/01/2018		3,700	549
CIT Group, Inc.
5.250% due 03/15/2018		$800	823
6.625% due 04/01/2018		1,700	1,774
Citigroup, Inc.
1.554% due 05/01/2017		1,200	1,200
1.962% due 12/07/2018		2,400	2,419
2.032% due 06/07/2019		1,800	1,817
2.532% due 03/30/2021		1,100	1,127
2.650% due 10/26/2020		500	504
Credit Agricole S.A.
2.079% due 06/10/2020		1,700	1,710
2.328% due 07/01/2021		1,850	1,869
Credit Suisse AG
1.375% due 05/26/2017		1,100	1,100
Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,488
Dexia Credit Local S.A.
1.875% due 09/15/2021		4,400	4,246
Ford Motor Credit Co. LLC
2.240% due 06/15/2018		2,700	2,710
2.262% due 03/28/2019		1,600	1,605
2.551% due 10/05/2018		2,900	2,924
2.589% due 01/08/2019		500	509
2.943% due 01/08/2019		1,300	1,318
3.157% due 08/04/2020		800	814
3.200% due 01/15/2021		1,600	1,618
5.000% due 05/15/2018		1,900	1,963
5.750% due 02/01/2021		400	441
General Motors Financial Co., Inc.
2.420% due 10/04/2019		3,600	3,663
2.488% due 05/09/2019		4,100	4,171
2.573% due 01/14/2022		900	924
3.250% due 05/15/2018		1,900	1,927

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
1.720% due 05/22/2017		$2,900	$2,902
2.061% due 10/23/2019		2,500	2,528
2.822% due 02/25/2021		5,200	5,391
5.950% due 01/18/2018		4,100	4,235
HSBC Holdings PLC
3.346% due 03/08/2021		3,300	3,477
3.400% due 03/08/2021		2,200	2,251
HSBC USA, Inc.
1.804% due 08/07/2018		2,700	2,710
2.350% due 03/05/2020		8,000	8,031
Hutchison Whampoa International Ltd.
2.000% due 11/08/2017		2,100	2,103
Industrial & Commercial Bank of China Ltd.
2.351% due 11/13/2017		1,200	1,204
2.500% due 11/21/2017		2,900	2,914
ING Bank NV
2.000% due 11/26/2018		700	700
2.286% due 03/22/2019		1,700	1,724
ING Groep NV
2.302% due 03/29/2022		500	501
3.150% due 03/29/2022		500	502
International Lease Finance Corp.
5.875% due 04/01/2019		1,200	1,279
6.250% due 05/15/2019		800	862
8.250% due 12/15/2020		700	828
8.875% due 09/01/2017		100	103
Intesa Sanpaolo SpA
3.875% due 01/15/2019		700	717
KBC Bank NV
8.000% due 01/25/2023		1,600	1,679
Kilroy Realty LP
4.800% due 07/15/2018		500	515
Macquarie Bank Ltd.
2.159% due 07/29/2020		400	404
Mizuho Bank Ltd.
2.220% due 10/20/2018		600	606
Mizuho Financial Group, Inc.
1.994% due 02/28/2022		1,400	1,403
2.498% due 04/12/2021		2,000	2,047
Morgan Stanley
1.842% due 02/14/2020		1,800	1,804
2.318% due 04/25/2018		1,800	1,819
5.950% due 12/28/2017		2,800	2,887
National Australia Bank Ltd.
2.250% due 03/16/2021		3,100	3,085
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	6,300	912
2.000% due 10/01/2017		2,500	363
2.000% due 01/01/2018		7,500	1,097
Nykredit Realkredit A/S
1.000% due 04/01/2017		12,100	1,737
1.000% due 07/01/2017		10,400	1,497
1.000% due 10/01/2017		12,300	1,780
1.000% due 01/01/2018		11,900	1,727
1.000% due 04/01/2018		25,400	3,701
2.000% due 04/01/2017		8,600	1,233
2.000% due 07/01/2017		5,100	736
2.000% due 10/01/2017		10,900	1,582
2.000% due 01/01/2018		23,900	3,497
2.000% due 04/01/2018		9,600	1,412
4.000% due 01/01/2018		1,100	163
Protective Life Global Funding
1.656% due 06/08/2018		$1,900	1,901
1.999% due 09/14/2021		2,000	1,931
RCI Banque S.A.
3.500% due 04/03/2018		1,500	1,523
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	102,900	14,756
1.000% due 01/01/2018		20,300	2,949
1.000% due 04/01/2018		39,500	5,755
2.000% due 04/01/2017		44,800	6,427
2.000% due 01/01/2018		9,100	1,329
2.000% due 04/01/2018		32,100	4,718

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reliance Standard Life Global Funding
2.150% due 10/15/2018	$1,700	$1,705
Royal Bank of Canada
2.300% due 03/22/2021	6,700	6,710
Santander Holdings USA, Inc.
2.504% due 11/24/2017	1,900	1,913
Santander UK PLC
2.601% due 03/14/2019	3,900	3,967
SL Green Realty Corp.
5.000% due 08/15/2018	800	827
Societe Generale S.A.
2.339% due 04/08/2021	2,600	2,643
Standard Chartered PLC
2.182% due 08/19/2019	1,900	1,914
Sumitomo Mitsui Banking Corp.
1.781% due 07/23/2018	3,600	3,615
Sumitomo Mitsui Financial Group, Inc.
2.133% due 07/14/2021	1,600	1,618
2.786% due 03/09/2021	4,600	4,751
Sumitomo Mitsui Trust Bank Ltd.
1.610% due 03/06/2019	2,100	2,104
Synchrony Financial
2.600% due 01/15/2019	2,300	2,319
Toronto-Dominion Bank
2.250% due 03/15/2021	3,900	3,890
UBS Group Funding Jersey Ltd.
2.564% due 02/01/2022	300	308
2.650% due 02/01/2022	400	393
UBS Group Funding Switzerland AG
2.376% due 05/23/2023	2,500	2,507
3.491% due 05/23/2023	2,000	2,015
Unibail-Rodamco SE
1.793% due 04/16/2019	1,400	1,395
WEA Finance LLC
1.750% due 09/15/2017	1,900	1,901
Wells Fargo & Co.
2.153% due 01/24/2023	3,700	3,744

		265,402

INDUSTRIALS 5.0%
Actavis Funding SCS
2.350% due 03/12/2018	6,300	6,329
Actavis, Inc.
1.875% due 10/01/2017	1,025	1,026
Alibaba Group Holding Ltd.
1.625% due 11/28/2017	2,700	2,700
BAT International Finance PLC
1.625% due 09/09/2019	300	295
Broadcom Corp.
2.375% due 01/15/2020	2,300	2,301
Charter Communications Operating LLC
3.579% due 07/23/2020	1,000	1,030
Daimler Finance North America LLC
1.500% due 07/05/2019	2,100	2,071
Diamond Finance Corp.
3.480% due 06/01/2019	1,700	1,743
Fidelity National Information Services, Inc.
2.250% due 08/15/2021	800	784
2.850% due 10/15/2018	4,300	4,361
Georgia-Pacific LLC
2.539% due 11/15/2019	1,375	1,387
5.400% due 11/01/2020	500	550
Hyundai Capital America
2.500% due 03/18/2019	3,600	3,614
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019	300	303
Nissan Motor Acceptance Corp.
1.602% due 01/13/2020	1,600	1,604
2.116% due 03/08/2019	2,800	2,828
2.550% due 03/08/2021	3,300	3,293
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	900	977

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	$640	$635
2.400% due 09/23/2021	560	549
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	1,000	963
Time Warner Cable LLC
8.250% due 04/01/2019	130	145
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	500	499
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,100	2,116

		42,103

UTILITIES 1.4%
AT&T, Inc.
3.875% due 08/15/2021	4,000	4,166
BP Capital Markets PLC
1.386% due 08/14/2018	1,600	1,604
CMS Energy Corp.
8.750% due 06/15/2019	450	514
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	1,000	1,000
Dominion Resources, Inc.
2.000% due 08/15/2021	1,900	1,845
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	900	958
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	800	825
Ohio Power Co.
6.050% due 05/01/2018	200	209
Plains All American Pipeline LP
2.600% due 12/15/2019	800	800

		11,921

Total Corporate Bonds & Notes (Cost $319,062)		319,426

U.S. GOVERNMENT AGENCIES 9.3%
Fannie Mae
1.102% due 03/25/2034	284	282
1.230% due 09/25/2046	7,108	7,122
1.232% due 05/25/2037	154	155
1.332% due 03/25/2037 - 07/25/2037	227	228
1.342% due 03/25/2037	136	137
1.362% due 07/25/2037	220	221
1.382% due 09/25/2035	442	441
1.427% due 02/25/2037	262	261
1.612% due 05/25/2040	797	803
1.682% due 10/25/2037	1,140	1,161
1.702% due 06/25/2037	364	367
1.732% due 03/25/2038 - 01/25/2040	1,397	1,418
1.802% due 12/25/2039	286	291
1.814% due 07/01/2044	59	60
1.882% due 07/25/2039	258	262
1.912% due 11/25/2022	4,952	4,979
2.479% due 11/01/2035	107	112
2.804% due 04/01/2035	540	566
3.000% due 10/25/2040	2,220	2,266
3.069% due 05/01/2038	745	791
3.367% due 12/01/2033	77	81
4.189% due 11/01/2028	9	9
4.300% due 12/01/2036	287	301
4.396% due 04/01/2028	5	5
4.399% due 11/01/2027	8	9
4.405% due 02/01/2027	1	1
4.432% due 07/01/2028	6	7
4.529% due 11/01/2028	9	10
4.742% due 09/01/2034	161	169
5.000% due 12/01/2023 - 04/25/2033	349	383
5.627% due 08/01/2029	7	7
6.000% due 06/01/2017	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 03/01/2030 - 07/01/2031	$19	$20
Fannie Mae, TBA
3.500% due 05/01/2047	16,100	16,436
Freddie Mac
1.212% due 02/15/2037	12	12
1.220% due 07/15/2040	1,591	1,590
1.242% due 02/15/2037	44	44
1.252% due 02/15/2037	111	111
1.280% due 03/15/2042	654	655
1.312% due 06/15/2018 - 06/15/2041	1,167	1,170
1.462% due 07/15/2041	2,112	2,113
1.512% due 10/15/2037	129	130
1.582% due 08/15/2037	1,222	1,235
1.612% due 08/15/2037	2,463	2,493
1.622% due 10/15/2037	457	461
1.632% due 05/15/2037 - 09/15/2037	2,857	2,894
1.662% due 08/15/2036	202	205
1.762% due 11/15/2039 - 12/15/2039	112	114
1.767% due 01/15/2038	647	659
2.411% due 07/01/2019	10	10
2.750% due 12/01/2022	2	2
2.818% due 09/01/2037	1,722	1,825
2.959% due 06/01/2035	500	531
5.000% due 12/01/2026 - 08/01/2041	223	245
6.000% due 01/01/2029 - 02/01/2034	467	533
6.500% due 10/25/2043	800	939
8.500% due 04/01/2025	1	1
Ginnie Mae
1.000% due 01/20/2066	6,191	6,268
1.280% due 03/20/2065	1,120	1,121
1.530% due 12/20/2065	3,144	3,141
1.550% due 02/20/2066	176	177
1.580% due 01/20/2066	491	492
1.780% due 03/20/2066	1,578	1,598
1.930% due 03/20/2066	482	492
2.000% due 02/20/2026 - 02/20/2028	162	167
2.125% due 08/20/2022 - 04/20/2041	5,522	5,674
2.250% due 12/20/2022 - 12/20/2027	107	109
3.500% due 07/20/2018	8	8
NCUA Guaranteed Notes
1.432% due 10/07/2020	1,452	1,454

Total U.S. Government Agencies (Cost $77,146)		78,036

U.S. TREASURY OBLIGATIONS 8.8%
U.S. Treasury Bonds
2.500% due 02/15/2046	2,900	2,599
U.S. Treasury Inflation Protected Securities (e)
0.250% due 01/15/2025 (h)	6,973	6,918
0.375% due 07/15/2025	3,072	3,082
U.S. Treasury Notes
0.750% due 01/31/2018 (h)(j)	42,600	42,500
1.375% due 01/31/2021 (j)	2,200	2,169
2.000% due 11/15/2026	16,900	16,325

Total U.S. Treasury Obligations (Cost $73,798)		73,593

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%
BAMLL Commercial Mortgage Securities Trust
2.262% due 12/15/2029	3,000	3,010
2.812% due 12/15/2033	2,400	2,414
BCAP LLC Trust
1.314% due 02/26/2047	7,209	6,905
Bear Stearns Adjustable Rate Mortgage Trust
3.081% due 04/25/2033	92	92
3.362% due 01/25/2034	609	609
3.574% due 01/25/2034	17	16
3.629% due 02/25/2033	21	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
3.272% due 09/25/2035		$206	$177
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046		433	375
3.504% due 01/26/2036		739	676
Canadian Mortgage Pools
1.211% due 07/01/2020	CAD	10,283	7,721
Citigroup Commercial Mortgage Trust
2.062% due 09/15/2027		$1,000	998
2.192% due 07/15/2027		500	502
5.779% due 12/10/2049		2,289	2,292
Citigroup Mortgage Loan Trust, Inc.
3.040% due 05/25/2035		282	278
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032		91	85
2.523% due 06/25/2032		7	6
5.038% due 06/25/2032		8	8
GreenPoint Mortgage Funding Trust
1.252% due 11/25/2045		275	239
GSR Mortgage Loan Trust
1.332% due 01/25/2034		42	39
3.355% due 01/25/2036 ^		79	74
Impac CMB Trust
1.742% due 10/25/2033		22	21
JPMorgan Chase Commercial Mortgage Securities Trust
5.882% due 02/15/2051		2,134	2,145
Lehman Mortgage Trust
1.302% due 08/25/2036 ^		2,003	1,608
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036		301	289
Morgan Stanley Resecuritization Trust
1.088% due 01/26/2051		67	64
PFP Ltd.
2.378% due 07/14/2034		957	957
Prime Mortgage Trust
1.382% due 02/25/2034		81	77
Southern Pacific Financing PLC
0.527% due 06/10/2043	GBP	843	1,045
Structured Adjustable Rate Mortgage Loan Trust
3.300% due 09/25/2035		$2,104	1,873
Structured Asset Mortgage Investments Trust
1.228% due 07/19/2035		486	473
1.262% due 02/25/2036 ^		376	322
8.914% due 06/25/2029		148	150
Titan Europe Ltd.
0.074% due 04/23/2017	EUR	717	750
Trinity Square PLC
1.507% due 07/15/2051	GBP	2,245	2,842
Wachovia Bank Commercial Mortgage Trust
5.760% due 06/15/2049		$166	166
6.053% due 02/15/2051		1,343	1,352
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 10/25/2045		179	176
1.838% due 11/25/2042		64	59
1.866% due 02/27/2034		412	405
2.038% due 06/25/2042		213	207
Wells Fargo Mortgage-Backed Securities Trust
3.094% due 01/25/2035		274	277
3.106% due 07/25/2036 ^		786	759

Total Non-Agency Mortgage-Backed Securities (Cost $42,877)			42,553

ASSET-BACKED SECURITIES 11.7%
ACAS CLO Ltd.
2.215% due 07/18/2026		2,400	2,405
AFC Home Equity Loan Trust
1.328% due 06/25/2028		135	122
Ally Auto Receivables Trust
1.490% due 11/15/2019		2,100	2,100
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.897% due 01/25/2035		1,189	1,061

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ares CLO Ltd.
2.308% due 10/12/2023	$639	$639
Babson CLO Ltd.
0.000% due 10/17/2026 (a)	1,000	1,001
2.279% due 05/15/2023	510	512
Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/16/2025	1,500	1,502
2.187% due 07/27/2026	3,500	3,504
Cent CLO Ltd.
0.000% due 07/27/2026	1,700	1,701
Chase Funding Trust
1.722% due 10/25/2032	101	95
CIFC Funding Ltd.
2.063% due 10/24/2025	2,800	2,801
2.239% due 01/29/2025	3,100	3,102
2.450% due 12/05/2024	939	941
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045	621	440
1.142% due 12/25/2036	197	122
4.574% due 10/25/2037	365	358
Countrywide Asset-Backed Certificates
1.122% due 08/25/2037	492	410
1.182% due 06/25/2047	613	476
1.382% due 08/25/2034	937	883
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	182	163
Dryden Senior Loan Fund
2.223% due 01/15/2025	2,800	2,803
Eaton Vance CDO PLC
1.352% due 02/22/2027	2,225	2,221
Flatiron CLO Ltd.
2.190% due 01/17/2026	4,800	4,803
2.573% due 01/15/2023	672	672
Fortress Credit Investments Ltd.
2.273% due 07/17/2023	1,494	1,494
Fraser Sullivan CLO Ltd.
2.105% due 04/20/2023	603	603
GSAMP Trust
1.122% due 06/25/2036	587	535
2.632% due 10/25/2034	138	131
HSI Asset Securitization Corp. Trust
1.312% due 02/25/2036	1,300	1,060
JMP Credit Advisors CLO Ltd.
2.263% due 10/17/2025	1,850	1,850
KVK CLO Ltd.
0.000% due 01/15/2026	1,700	1,701
Limerock CLO Ltd.
2.310% due 04/18/2026	4,200	4,211
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034	49	47
Madison Park Funding Ltd.
1.275% due 02/26/2021	445	445
Mariner CLO LLC
2.631% due 07/23/2026	2,200	2,204
Morgan Stanley ABS Capital, Inc. Trust
1.062% due 09/25/2036	40	23
1.112% due 10/25/2036	166	134
Navient Student Loan Trust
2.079% due 12/27/2066	4,100	4,100
2.132% due 03/25/2066	1,856	1,876
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026	2,100	2,101
Oaktree CLO Ltd.
2.250% due 10/20/2026	1,700	1,701
Octagon Investment Partners Ltd.
2.069% due 04/15/2026	1,800	1,798
2.315% due 01/19/2025	1,700	1,702
OFSI Fund Ltd.
2.020% due 04/17/2025	1,300	1,302
OZLM Funding Ltd.
2.673% due 01/17/2026	1,600	1,602
Palmer Square Loan Funding Ltd.
2.391% due 06/21/2024	1,074	1,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		$755	$749
Pinnacle Park CLO Ltd.
2.211% due 04/15/2026		1,500	1,503
Primus CLO Ltd.
1.256% due 07/15/2021		610	611
Residential Asset Mortgage Products Trust
1.747% due 06/25/2035		505	500
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		304	285
1.252% due 04/25/2036		796	779
SLC Student Loan Trust
1.221% due 06/15/2024		533	532
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	3,457	3,631
0.035% due 12/15/2023		1,577	1,665
1.138% due 01/27/2025		$2,246	2,245
1.148% due 07/27/2026		1,246	1,245
1.601% due 12/15/2027		3,030	3,026
Soundview Home Loan Trust
1.142% due 11/25/2036		180	169
Specialty Underwriting & Residential Finance Trust
1.957% due 12/25/2035		546	500
SpringCastle America Funding LLC
3.050% due 04/25/2029		2,955	2,977
Symphony CLO LP
2.110% due 01/09/2023		434	435
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026		500	500
Utah State Board of Regents
1.521% due 01/25/2057		2,500	2,497
Venture CLO Ltd.
2.080% due 07/20/2022		1,647	1,649
2.392% due 01/15/2027		3,100	3,103
Voya CLO Ltd.
2.320% due 10/15/2022		2,970	2,980
2.343% due 10/15/2022		488	489

Total Asset-Backed Securities (Cost $99,584)			98,603

SOVEREIGN ISSUES 1.1%
Export-Import Bank of Korea
1.752% due 05/26/2019		1,900	1,907
1.927% due 02/24/2020	CAD	900	681
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		$1,800	1,772
Korea National Oil Corp.
1.753% due 03/27/2020		2,000	2,003
Oman Government International Bond
3.875% due 03/08/2022		800	810
Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,360

Total Sovereign Issues (Cost $9,560)			9,533

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.4%

CERTIFICATES OF DEPOSIT 3.9%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$100	100
Barclays Bank PLC
1.804% due 11/06/2017		2,500	2,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.906% due 09/08/2017	$7,500	$7,517
Credit Suisse AG
1.920% due 09/12/2017	2,900	2,907
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	1,300	1,304
Natixis S.A.
1.846% due 09/25/2017	4,700	4,711
Norinchukin Bank
1.733% due 10/10/2017	4,900	4,914
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	800	802
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	500	501
1.882% due 09/18/2017	7,500	7,521

		32,782

COMMERCIAL PAPER 9.0%
Anthem, Inc.
1.269% due 04/17/2017	2,700	2,699
1.269% due 04/25/2017	800	799
AutoNation, Inc.
1.420% due 04/06/2017	1,500	1,500
Bell Canada
1.241% due 04/20/2017	1,000	999
Credit Suisse AG
1.507% due 07/03/2017	200	200
Ecolab, Inc.
1.203% due 04/10/2017	5,000	4,998
Electricite de France S.A.
1.230% due 04/24/2017	1,600	1,599
Enbridge Energy Partners LP
1.710% due 04/17/2017	950	949
Engie
1.649% due 10/03/2017	1,500	1,490
ENI Finance USA, Inc.
1.248% due 04/17/2017	2,500	2,499
1.435% due 06/05/2017	2,000	1,996
1.806% due 10/02/2017	750	744
Entergy Corp.
1.321% due 04/28/2017	1,000	999
1.424% due 05/10/2017	1,000	999
1.445% due 05/18/2017	1,000	998
Enterprise Products Operating LLC
1.116% due 04/04/2017	2,000	2,000
1.147% due 04/10/2017	750	750
1.269% due 04/18/2017	1,000	999
Exelon Generation Co. LLC
1.218% due 04/07/2017	2,900	2,899
Hewlett Packard Enterprise Co.
1.116% due 04/03/2017	3,500	3,500
HP, Inc.
1.209% due 04/17/2017	2,000	1,999
1.268% due 04/17/2017	1,500	1,499
Humana, Inc.
1.168% due 04/05/2017	700	700
Hyundai Capital America
1.319% due 04/26/2017	1,000	999
Marriott International
1.158% due 04/10/2017	1,600	1,600
1.269% due 04/19/2017	2,000	1,999
Mondelez International, Inc.
1.077% due 04/04/2017	2,000	2,000
1.098% due 05/22/2017	900	898
1.118% due 05/08/2017	1,300	1,298
1.118% due 05/12/2017	1,550	1,548
Monsanto Co.
1.526% due 06/26/2017	1,500	1,495
Natixis NY
1.434% due 07/03/2017	300	299
NiSource Finance Corp.
1.239% due 04/21/2017	1,100	1,099
1.350% due 04/21/2017	1,000	999

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ONEOK Partners LP
1.522% due 04/05/2017	$2,000	$2,000
1.522% due 04/17/2017	2,000	1,999
Sempra Energy Holdings
1.269% due 04/26/2017	1,000	999
1.512% due 08/23/2017	2,000	1,988
Southern Co.
1.269% due 04/19/2017	1,150	1,149
1.269% due 04/27/2017	2,500	2,498
Standard Chartered Bank
1.465% due 07/03/2017	300	299
Sunoco Logistics Partners Operations LP
1.237% due 04/05/2017	800	800
Syngenta Wilmington, Inc.
2.074% due 09/14/2017	1,600	1,587
Thermo Fisher Scientific, Inc.
1.374% due 06/13/2017	2,500	2,493
TransCanada PipeLines Ltd.
1.269% due 04/27/2017	1,000	999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tyson Foods, Inc.
1.269% due 05/01/2017		$1,600	$1,598
UDR, Inc.
1.269% due 04/27/2017		1,000	999
1.279% due 05/02/2017		1,500	1,498
Volvo Group Treasury N.A.
1.167% due 04/07/2017		2,500	2,500

			75,454

REPURCHASE AGREEMENTS (f) 0.3%
			2,442

JAPAN TREASURY BILLS 7.2%
(0.361)% due 04/10/2017 (c)(d)	JPY	6,740,000	60,542

Total Short-Term Instruments (Cost $168,915)			171,220

Total Investments in Securities (Cost $791,337)			793,360

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%
PIMCO Short-Term Floating NAV Portfolio III	4,882,724	$48,271

Total Short-Term Instruments (Cost $48,267)		48,271

Total Investments in Affiliates (Cost $48,267)		48,271

Total Investments 100.2% (Cost $839,604)		$841,631

Financial Derivative Instruments (g)(i) 10.9% (Cost or Premiums, net $(58))		91,236

Other Assets and Liabilities, net (11.1)%		(92,576)

Net Assets 100.0%		$840,291

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$2,442	U.S. Treasury Notes 2.000% due 08/31/2021(2)	$(2,495)	$2,442	$2,442

Total Repurchase Agreements						$(2,495)	$2,442	$2,442

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/ (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$2,442	$0	$0	$2,442	$(2,495)	$(53)

Total Borrowings and Other Financing Transactions	$2,442	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(34,876) at a weighted average interest rate of 0.540%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2017	961	$(353)	$6	$(212)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	20	0	1	(6)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	344	(51)	0	(57)
U.S. Treasury 10-Year Note June Futures	Short	06/2017	814	(138)	0	(178)

Total Futures Contracts				$(542)	$7	$(453)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Reference Entity							Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2021	0.578%	$ 800	$15	$10	$0	$0
Kinder Morgan, Inc.	1.000	12/20/2021	0.943	700	2	25	0	0
Volkswagen International Finance NV	1.000	12/20/2017	0.223	EUR 4,600	30	(5)	0	0

					$47	$30	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$3,900	$(74)	$(12)	$0	$(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	5,000	(84)	(6)	0	(2)

				$(158)	$(18)	$0	$(3)

Total Swap Agreements				$(111)	$12	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $8,854 and cash of $1,405 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$7	$0	$7	$0	$(453)	$(3)	$(456)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	123,958		$18,724	$948	$0
	04/2017	EUR	5,787		6,138	0	(35)
	04/2017		$1,488	DKK	10,193	0	(26)
	04/2017		681	EUR	632	0	(6)
	07/2017	DKK	10,193		$1,494	26	0
	07/2017		$746	DKK	5,175	0	(1)
	01/2018	DKK	47,562		$6,961	37	0
	04/2018		22,202		3,253	9	(7)
BPS	01/2018		17,164		2,524	25	0
	04/2018		14,777		2,169	5	0
BRC	07/2017		15,706		2,396	133	0
CBK	04/2017	JPY	4,010,000		34,546	0	(1,480)
	04/2017		$4,795	EUR	4,414	0	(86)
	10/2017		6,036	DKK	41,436	0	(38)
DUB	04/2017	BRL	40,300		$12,204	0	(669)
	04/2017	DKK	36,960		5,510	210	0
	04/2017		$12,934	BRL	40,300	0	(61)
GLM	04/2017	CAD	10,890		$8,316	127	0
	04/2017	GBP	2,730		3,364	0	(57)
	04/2017		$750	DKK	5,175	0	(8)
	07/2017	DKK	5,175		$754	8	0
	10/2017		35,891		5,213	17	0
	01/2018		11,722		1,702	0	(4)
	04/2018		47,512		6,975	32	(15)
HUS	04/2017		$5,526	DKK	38,269	0	(38)
	10/2017	DKK	37,350		$5,720	313	0
	01/2018		3,865		568	5	0
	04/2018		6,600		982	16	0
JPM	04/2017	BRL	45,430		13,632	0	(880)
	04/2017	NZD	175		124	2	0
	04/2017		$14,520	BRL	45,430	53	(61)
	10/2017	DKK	5,010		$768	43	0
	01/2018		15,891		2,327	15	(2)
	04/2018		13,530		1,975	1	(7)
MSB	04/2017	BRL	18,581		5,380	0	(556)
	04/2017	DKK	18,115		2,647	58	(9)
	04/2017		$5,864	BRL	18,581	71	0
	01/2018	DKK	1,319		$191	0	(1)
NAB	04/2017		$8,134	CAD	10,890	54	0
	05/2017	CAD	10,890		$8,138	0	(54)
TOR	04/2017	BRL	18,581		5,319	0	(616)
	04/2017		$5,864	BRL	18,581	71	0
	01/2018	DKK	5,452		$807	14	0
UAG	04/2017	INR	8,735		127	0	(8)
	04/2017	JPY	2,730,000		23,502	0	(1,025)
	10/2017	DKK	3,385		517	27	0

Total Forward Foreign Currency Contracts						$2,320	$(5,750)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC EUR versus USD	$1.045	04/19/2017	EUR	3,700	$5	$5

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970%	09/24/2018	$	5,800	$295	$325
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.079	09/06/2017	EUR	11,800	124	92
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	13,700	708	769

								$1,127	$1,186

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount	Cost(1)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$1,100	$96	$ 97

Total Purchased Options					$1,228	$1,288

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	600	$ (33)	$(2)
JPM	Call - OTC EUR versus USD		$1.076	04/19/2017	EUR	3,700	(32)	(15)
	Put - OTC EUR versus USD		1.076	04/19/2017		3,700	(32)	(44)

							$(97)	$(61)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,700	$(15)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,900	(44)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	0

						$(66)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 29,000	$ (302)	$(397)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/06/2017	1,700	(14)	(8)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	68,700	(731)	(941)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/06/2017	12,800	(109)	(56)

							$ (1,156)	$(1,402)

Total Written Options							$(1,319)	$(1,463)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		237		0		(237)		0		0
Notional Amount in $	$	152,000	$	14,500	$	(15,200)	$	(30,900)	$	0	$	120,400
Notional Amount in EUR	EUR	0	EUR	7,400	EUR	0	EUR	0	EUR	0	EUR	7,400
Premiums	$	(1,781)	$	(324)	$	420	$	366	$	0	$	(1,319)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

		Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty	Index/Tranches						Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$ 193	$0	$1	$1	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	386	0	1	1	0
MYC	CMBX.NA.AAA.6 Index	0.500	05/11/2063	5,379	(52)	49	0	(3)

					$(52)	$51	$2	$(3)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027	EUR	22,600	$24,013	$85	$(250)	$0	$(165)

							$85	$(250)	$0	$(165)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	S&P 500 Total Return Index	101,701	3-Month USD-LIBOR plus a specified spread	05/11/2017	$ 397,933	$0	$62,888	$62,888	$0
	Receive	S&P 500 Total Return Index	51,854	3-Month USD-LIBOR plus a specified spread	06/21/2017	206,571	0	28,553	28,553	0
	Receive	S&P 500 Total Return Index	1,649	3-Month USD-LIBOR plus a specified spread	09/07/2017	6,173	0	1,305	1,305	0
GST	Receive	S&P 500 Total Return Index	1,527	3-Month USD-LIBOR plus a specified spread	09/07/2017	6,930	0	(5)	0	(5)
JPM	Receive	S&P 500 Total Return Index	3,564	3-Month USD-LIBOR less a specified spread	04/06/2017	13,450	0	2,715	2,715	0

							$0	$95,456	$95,461	$(5)

Total Swap Agreements							$33	$95,257	$95,463	$(173)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $4,972 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1,020	$0	$0	$1,020	$(75)	$(2)	$0	$(77)	$943	$(870)	$73
BPS	30	0	92,746	92,776	0	0	0	0	92,776	(94,046)	(1,270)
BRC	133	0	0	133	0	0	0	0	133	0	133
CBK	0	325	0	325	(1,604)	(405)	(165)	(2,174)	(1,849)	2,171	322
DUB	210	0	0	210	(730)	0	0	(730)	(520)	275	(245)
GLM	184	861	0	1,045	(84)	(941)	0	(1,025)	20	0	20
GST	0	0	1	1	0	0	(5)	(5)	(4)	0	(4)
HUS	334	0	0	334	(38)	0	0	(38)	296	(280)	16
JPM	114	5	2,716	2,835	(950)	(115)	0	(1,065)	1,770	(1,722)	48
MSB	129	0	0	129	(566)	0	0	(566)	(437)	570	133
MYC	0	97	0	97	0	0	(3)	(3)	94	(26)	68
NAB	54	0	0	54	(54)	0	0	(54)	0	0	0
TOR	85	0	0	85	(616)	0	0	(616)	(531)	599	68
UAG	27	0	0	27	(1,033)	0	0	(1,033)	(1,006)	1,072	66

Total Over the Counter	$2,320	$1,288	$95,463	$99,071	$(5,750)	$(1,463)	$(173)	$(7,386)

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$6	$0	$1	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,320	$0	$2,320
Purchased Options	0	0	0	5	1,283	1,288
Swap Agreements	0	2	95,461	0	0	95,463

	$0	$2	$95,461	$2,325	$1,283	$99,071

	$0	$2	$95,467	$2,325	$1,284	$99,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$212	$0	$241	$453
Swap Agreements	0	3	0	0	0	3

	$0	$3	$212	$0	$241	$456

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,750	$0	$5,750
Written Options	0	0	0	61	1,402	1,463
Swap Agreements	0	3	5	165	0	173

	$0	$3	$5	$5,976	$1,402	$7,386

	$0	$6	$217	$5,976	$1,643	$7,842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$137	$137
Futures	0	0	19,703	0	(1,703)	18,000
Swap Agreements	0	(217)	0	0	(1,348)	(1,565)

	$0	$(217)	$19,703	$0	$(2,914)	$16,572

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,068)	$0	$(1,068)
Purchased Options	0	0	0	(51)	(1,633)	(1,684)
Written Options	0	23	0	0	(1,250)	(1,227)
Swap Agreements	0	599	8,833	(1,043)	258	8,647

	$0	$622	$8,833	$(2,162)	$(2,625)	$4,668

	$0	$405	$28,536	$(2,162)	$(5,539)	$21,240

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(4,537)	$0	$4,261	$(276)
Swap Agreements	0	12	0	0	1,815	1,827

	$0	$12	$(4,537)	$0	$6,076	$1,551

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(321)	$0	$(321)
Purchased Options	0	0	0	0	1,529	1,529
Written Options	0	(23)	0	10	92	79
Swap Agreements	0	(378)	92,885	(927)	(177)	91,403

	$0	$(401)	$92,885	$(1,238)	$1,444	$92,690

	$0	$(389)	$88,348	$(1,238)	$7,520	$94,241

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$396	$0	$396
Corporate Bonds & Notes
Banking & Finance	0	265,402	0	265,402
Industrials	0	42,103	0	42,103
Utilities	0	11,921	0	11,921
U.S. Government Agencies	0	78,036	0	78,036
U.S. Treasury Obligations	0	73,593	0	73,593
Non-Agency Mortgage-Backed Securities	0	42,178	375	42,553
Asset-Backed Securities	0	92,403	6,200	98,603
Sovereign Issues	0	9,533	0	9,533
Short-Term Instruments
Certificates of Deposit	0	32,782	0	32,782
Commercial Paper	0	75,454	0	75,454
Repurchase Agreements	0	2,442	0	2,442
Japan Treasury Bills	0	60,542	0	60,542

	$0	$786,785	$6,575	$793,360

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,271	$0	$0	$48,271

Total Investments	$48,271	$786,785	$6,575	$841,631

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$7	$0	$0	$7
Over the counter	0	99,071	0	99,071

	$7	$99,071	$0	$99,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(453)	(3)	0	(456)
Over the counter	0	(7,386)	0	(7,386)

	$(453)	$(7,389)	$0	$(7,842)

Total Financial Derivative Instruments	$(446)	$91,682	$0	$91,236

Totals	$47,825	$878,467	$6,575	$932,867

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 68.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Charter Communications Operating LLC
3.232% due 01/15/2024		$891	$897

Total Loan Participations and Assignments (Cost $889)			897

CORPORATE BONDS & NOTES 7.8%

BANKING & FINANCE 6.4%
Ally Financial, Inc.
6.250% due 12/01/2017		700	719
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	1,000	1,069
9.000% due 05/09/2018 (f)		$200	210
Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,902
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	2,400	2,625
Bank of America Corp.
1.662% due 08/25/2017		$5,500	5,510
2.650% due 04/01/2019		11,900	12,043
5.750% due 12/01/2017		1,200	1,232
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	700	1,076
Barclays PLC
3.200% due 08/10/2021		$1,100	1,102
6.500% due 09/15/2019 (f)	EUR	800	869
8.000% due 12/15/2020 (f)		1,000	1,158
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$1,400	1,434
Blackstone CQP Holdco LP
6.500% due 03/20/2021		2,100	2,109
Credit Agricole S.A.
1.665% due 06/12/2017		8,600	8,606
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	591
Deutsche Bank AG
4.250% due 10/14/2021		5,400	5,539
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		600	603
3.157% due 08/04/2020		1,500	1,525
General Motors Financial Co., Inc.
2.400% due 04/10/2018		10,300	10,355
4.750% due 08/15/2017		1,600	1,618
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		1,800	1,822
HBOS PLC
6.750% due 05/21/2018		900	943
HSBC Holdings PLC
3.400% due 03/08/2021		700	716
4.300% due 03/08/2026		600	625
HSBC USA, Inc.
1.804% due 08/07/2018		900	903
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,100	1,119
LeasePlan Corp. NV
3.000% due 10/23/2017		1,300	1,308
Morgan Stanley
2.318% due 04/25/2018		6,000	6,063
MUFG Union Bank N.A.
1.434% due 05/05/2017		3,400	3,401
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		500	528
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		700	791
SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,172
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	480	578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Swedbank Hypotek AB
1.375% due 03/28/2018	$8,500	$8,486
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	400	403
4.125% due 09/24/2025	500	509
Wells Fargo & Co.
2.600% due 07/22/2020	200	202

		93,464

INDUSTRIALS 1.1%
AbbVie, Inc.
1.800% due 05/14/2018	600	601
2.500% due 05/14/2020	300	302
3.200% due 11/06/2022	100	101
Actavis Funding SCS
2.375% due 03/12/2020	100	102
3.450% due 03/15/2022	1,500	1,530
Charter Communications Operating LLC
4.464% due 07/23/2022	500	527
4.908% due 07/23/2025	2,300	2,433
6.384% due 10/23/2035	200	228
6.484% due 10/23/2045	300	347
6.834% due 10/23/2055	100	117
CVS Health Corp.
3.500% due 07/20/2022	100	103
Forest Laboratories LLC
4.875% due 02/15/2021	500	538
HCA, Inc.
3.750% due 03/15/2019	5,100	5,228
Kraft Heinz Foods Co.
2.000% due 07/02/2018	100	100
3.500% due 07/15/2022	100	102
QUALCOMM, Inc.
4.800% due 05/20/2045	300	314
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	680	675
2.400% due 09/23/2021	1,190	1,167
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	1,700	1,684

		16,199

UTILITIES 0.3%
AT&T, Inc.
3.000% due 06/30/2022	1,000	995
4.500% due 05/15/2035	200	189
Petrobras Global Finance BV
5.375% due 01/27/2021	100	103
8.375% due 05/23/2021	2,100	2,381

		3,668

Total Corporate Bonds & Notes (Cost $112,601)		113,331

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	144
6.918% due 04/01/2040	1,100	1,497
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	130
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	542

		2,313

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	300	374

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$500	$505
7.750% due 01/01/2042	800	824
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	235

		1,938

IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	548

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	142

NEW JERSEY 0.1%
New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	800	1,117

NEW YORK 0.1%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	112
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,195

		1,307

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	216

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	1,000	1,543

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	520	499

Total Municipal Bonds & Notes (Cost $7,840)		9,623

U.S. GOVERNMENT AGENCIES 1.2%
Fannie Mae
1.042% due 12/25/2036	32	31
1.332% due 07/25/2037 - 03/25/2044	181	181
1.362% due 07/25/2037	70	71
1.382% due 09/25/2035	131	131
1.392% due 09/25/2035	238	238
1.702% due 06/25/2037	333	335
1.712% due 06/25/2040	487	492
1.732% due 01/25/2040	893	907
1.814% due 07/01/2044	18	19
2.310% due 08/01/2022	100	99
2.642% due 08/01/2033	18	19
2.774% due 09/01/2033	40	42
2.960% due 05/01/2022	3,887	3,994
2.998% due 05/25/2035	14	15
3.026% due 05/01/2036	1	2
3.155% due 05/01/2022	1,036	1,065
3.345% due 06/01/2033	120	126

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.360% due 01/01/2036	$37	$39
3.750% due 07/25/2042	4,966	5,122
4.300% due 12/01/2036	10	10
4.498% due 07/01/2019	777	814
4.742% due 09/01/2034	6	7
5.000% due 04/25/2033 - 04/01/2038	35	39
5.500% due 03/01/2034 - 07/01/2035	130	146
6.000% due 08/01/2036 - 02/01/2038	172	196
6.500% due 10/01/2035 - 10/01/2036	173	193
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	240	239
Freddie Mac
1.482% due 06/15/2041	146	147
1.612% due 08/15/2037	198	200
1.622% due 10/15/2037	39	39
1.632% due 05/15/2037 - 09/15/2037	230	233
1.796% due 02/25/2045	21	21
2.750% due 02/01/2024	4	4
3.100% due 03/01/2034	87	91
4.500% due 03/01/2029	61	65
5.500% due 08/15/2030 - 07/01/2038	49	54
Ginnie Mae
2.000% due 03/20/2027	1	1
5.000% due 04/15/2036 - 09/15/2039	2,350	2,587
8.000% due 02/15/2030	0	1
Small Business Administration
5.520% due 06/01/2024	122	131

Total U.S. Government Agencies (Cost $17,924)		18,146

U.S. TREASURY OBLIGATIONS 16.8%
U.S. Treasury Bonds
2.500% due 02/15/2046	300	269
2.500% due 05/15/2046	881	789
2.875% due 08/15/2045	11,400	11,054
3.000% due 11/15/2044 (h)	1,550	1,543
3.125% due 08/15/2044	8,000	8,155
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (k)	7,189	7,248
0.125% due 07/15/2022	39,921	40,256
0.125% due 07/15/2024	3,887	3,854
0.250% due 01/15/2025	35,632	35,354
0.375% due 07/15/2023 (k)	16,510	16,786
0.375% due 01/15/2027	1,106	1,102
0.625% due 01/15/2026	2,249	2,291
0.750% due 02/15/2045	1,134	1,082
1.125% due 01/15/2021 (k)	999	1,053
1.750% due 01/15/2028	4,637	5,250
2.375% due 01/15/2025	3,865	4,461
2.375% due 01/15/2027	3,252	3,848
2.500% due 01/15/2029	1,357	1,662
3.625% due 04/15/2028	150	200
U.S. Treasury Notes
1.500% due 08/15/2026	26,268	24,302
1.750% due 05/15/2023 (m)	2,140	2,094
2.000% due 08/15/2025 (k)(m)	18,150	17,673
2.000% due 11/15/2026	6,300	6,085
2.125% due 09/30/2021 (k)(m)	2,200	2,223
2.125% due 11/30/2023 (k)(m)	2,540	2,531
2.125% due 05/15/2025	26,300	25,902
2.250% due 12/31/2023 (j)(k)(m)	3,800	3,813
2.375% due 08/15/2024 (j)(k)(m)	14,000	14,111

Total U.S. Treasury Obligations (Cost $246,513)		244,991

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%
American Home Mortgage Investment Trust
3.361% due 02/25/2045	67	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
3.102% due 05/25/2035		$73	$74
3.500% due 01/20/2047 ^		127	111
BCRR Trust
5.858% due 07/17/2040		94	94
Bear Stearns Adjustable Rate Mortgage Trust
3.081% due 04/25/2033		1	1
3.362% due 01/25/2034		42	42
3.574% due 01/25/2034		1	1
Bear Stearns ALT-A Trust
1.322% due 08/25/2036 ^		2,602	2,402
3.272% due 09/25/2035		75	64
3.404% due 05/25/2035		337	327
ChaseFlex Trust
1.282% due 07/25/2037		709	561
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018		7	7
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		27	27
Countrywide Alternative Loan Trust
1.102% due 06/25/2036		3,731	3,139
1.162% due 05/25/2047		333	285
1.188% due 03/20/2046		5,899	4,941
2.198% due 08/25/2035		10,727	9,684
6.000% due 10/25/2033		15	15
6.000% due 12/25/2034		6,287	6,217
6.000% due 12/25/2035 ^		4,975	4,591
Countrywide Home Loan Mortgage Pass-Through Trust
3.309% due 02/20/2036 ^		51	46
3.312% due 02/20/2035		194	195
Credit Suisse Mortgage Capital Certificates
3.255% due 02/27/2037		1,816	1,839
3.500% due 03/25/2054		3,910	3,919
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^		1,239	1,218
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		76	66
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	236	199
GSMPS Mortgage Loan Trust
1.332% due 01/25/2036		$2,850	2,410
GSR Mortgage Loan Trust
2.661% due 06/25/2034		58	55
3.144% due 11/25/2035		75	74
3.206% due 11/25/2035 ^		245	225
6.000% due 03/25/2037 ^		41	39
HarborView Mortgage Loan Trust
1.418% due 05/19/2035		1,811	1,671
Impac CMB Trust
1.982% due 07/25/2033		23	23
IndyMac Mortgage Loan Trust
1.172% due 09/25/2046		423	366
1.602% due 06/25/2034		366	348
JPMorgan Mortgage Trust
3.078% due 11/25/2035		168	161
3.178% due 08/25/2034		920	925
3.420% due 07/25/2035		1,290	1,294
5.750% due 01/25/2036 ^		43	36
LB Commercial Mortgage Trust
6.007% due 07/15/2044		1,271	1,276
Leek Finance Number Eighteen PLC
1.372% due 12/21/2038		1,154	1,246
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036		88	84
1.232% due 11/25/2035		50	46
2.861% due 12/25/2032		2	2
2.978% due 02/25/2035		1,109	1,128
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		12	12
Prime Mortgage Trust
1.382% due 02/25/2034		11	11
Residential Accredit Loans, Inc. Trust
1.152% due 01/25/2037		3,339	2,621
1.167% due 08/25/2036		960	818
5.500% due 01/25/2035 ^		940	941

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
3.255% due 08/25/2035	$73	$70
Structured Asset Mortgage Investments Trust
1.228% due 07/19/2035	385	375
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	635	571
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 10/25/2045	38	38
1.352% due 05/25/2034	2,652	2,366
1.638% due 02/25/2046	155	150
1.838% due 11/25/2042	21	19
1.866% due 02/27/2034	37	37
2.038% due 08/25/2042	13	12
2.816% due 07/25/2037	12,975	11,822
Washington Mutual Mortgage Pass-Through Certificates Trust
1.468% due 11/25/2046	11,456	8,439
Wells Fargo Mortgage-Backed Securities Trust
3.089% due 03/25/2036	120	121
3.094% due 01/25/2035	99	100
3.106% due 07/25/2036 ^	887	857

Total Non-Agency Mortgage-Backed Securities (Cost $78,074)		80,921

ASSET-BACKED SECURITIES 10.6%
ACE Securities Corp. Home Equity Loan Trust
1.112% due 12/25/2036	6,918	4,577
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	18	17
Argent Securities Trust
1.252% due 05/25/2036	7,025	2,561
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.362% due 02/25/2036	1,726	1,317
Asset-Backed Securities Corp. Home Equity Loan Trust
1.942% due 07/25/2035	300	289
Bear Stearns Asset-Backed Securities Trust
1.932% due 10/25/2037	3,085	2,595
2.369% due 10/25/2036	395	288
CIT Mortgage Loan Trust
2.332% due 10/25/2037	4,500	4,479
Citigroup Mortgage Loan Trust, Inc.
1.242% due 03/25/2037	1,710	1,334
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^	39	29
1.112% due 12/25/2036 ^	2,563	2,542
1.122% due 02/25/2037	223	222
1.122% due 05/25/2037	5,142	4,446
1.122% due 07/25/2037 ^	8,540	7,396
1.122% due 06/25/2047 ^	1,492	1,150
1.132% due 04/25/2047	516	486
1.232% due 06/25/2047	1,600	1,310
1.242% due 12/25/2036	5,102	4,436
Countrywide Asset-Backed Certificates Trust
1.132% due 02/25/2037	498	493
1.142% due 03/25/2037	595	580
1.332% due 05/25/2036	3,115	3,105
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	9	8
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	4,700	4,714
Credit-Based Asset Servicing and Securitization LLC
1.232% due 07/25/2036	2,000	1,531
First NLC Trust
1.472% due 02/25/2036	14,622	9,388
Fremont Home Loan Trust
1.042% due 01/25/2037	9	5
Hillmark Funding Ltd.
1.302% due 05/21/2021	165	165
HSI Asset Securitization Corp. Trust
1.132% due 12/25/2036	11,941	9,110
JPMorgan Mortgage Acquisition Trust
1.117% due 07/25/2036	1,936	1,392
1.192% due 03/25/2037	5,048	4,869

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		$1,300	$1,299
Long Beach Mortgage Loan Trust
1.362% due 08/25/2045		8,070	7,639
1.542% due 10/25/2034		12	12
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		1,400	1,400
MASTR Asset-Backed Securities Trust
1.082% due 11/25/2036		12,931	8,494
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 02/25/2037		4,473	3,295
1.132% due 06/25/2036		2,607	1,715
1.162% due 02/25/2037		1,868	846
1.197% due 03/25/2037		12,375	6,202
1.212% due 09/25/2036		1,076	618
RAAC Trust
1.462% due 03/25/2037		1,159	1,133
Residential Asset Securities Corp. Trust
1.422% due 12/25/2035		10,019	8,079
1.452% due 11/25/2035		13,000	11,441
Saxon Asset Securities Trust
1.432% due 11/25/2037		3,580	2,990
Securitized Asset-Backed Receivables LLC Trust
1.072% due 05/25/2037		16,997	11,839
1.232% due 05/25/2036		3,784	2,294
SLM Private Education Loan Trust
4.162% due 05/16/2044		133	138
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	465	491
Structured Asset Investment Loan Trust
1.132% due 09/25/2036		$2,320	2,059
Structured Asset Securities Corp. Mortgage Loan Trust
1.302% due 05/25/2037		884	860
1.322% due 02/25/2036		2,618	2,465
1.632% due 04/25/2031		4,830	4,071

Total Asset-Backed Securities (Cost $145,265)			154,214

SOVEREIGN ISSUES 0.7%
Brazil Government International Bond
5.625% due 02/21/2047		2,300	2,237
Export-Import Bank of Korea
4.000% due 01/29/2021		2,200	2,304
Kommunalbanken A/S
1.375% due 06/08/2017		1,300	1,301
Province of Ontario
1.100% due 10/25/2017		300	300
1.650% due 09/27/2019		900	897
5.500% due 06/02/2018	CAD	100	79
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,724
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	230,000	1,988

Total Sovereign Issues (Cost $10,574)			10,830

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)	40,000	$0

Total Convertible Preferred Securities (Cost $0)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 25.2%

CERTIFICATES OF DEPOSIT 2.4%
Abbey National Treasury Services PLC
1.400% due 07/07/2017	$200	200
Barclays Bank PLC
1.804% due 11/06/2017	5,400	5,411
Credit Suisse AG
1.920% due 09/12/2017	4,400	4,411
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	1,500	1,504
Natixis S.A.
1.846% due 09/25/2017	7,300	7,317
Norinchukin Bank
1.733% due 10/10/2017	7,600	7,622
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	2,200	2,206
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	1,400	1,404
1.882% due 09/18/2017	5,100	5,114

		35,189

COMMERCIAL PAPER 3.3%
Bell Canada
1.231% due 04/19/2017	3,500	3,498
1.241% due 04/17/2017	10,000	9,995
Credit Suisse AG
1.507% due 07/03/2017	300	299
Dominion Resources, Inc.
0.000% due 05/15/2017	2,000	1,997
Engie
1.638% due 10/04/2017	1,200	1,191
ENI Finance USA, Inc.
1.353% due 04/17/2017	2,000	1,999
1.353% due 04/18/2017	4,000	3,998
1.806% due 10/02/2017	300	298
Humana, Inc.
1.188% due 04/03/2017	2,650	2,650
Marriott International
1.158% due 04/17/2017	5,000	4,997
Moody’s Corp.
1.271% due 04/17/2017	4,000	3,998
Natixis NY
1.434% due 07/03/2017	300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NiSource Finance Corp.
1.404% due 04/13/2017		$3,100	$3,099
Sempra Energy Holdings
1.117% due 04/18/2017		2,500	2,499
Standard Chartered Bank
1.465% due 07/03/2017		300	299
UDR, Inc.
1.269% due 05/02/2017		1,500	1,498
Viacom, Inc.
1.583% due 04/26/2017		5,000	4,995

			47,609

REPURCHASE AGREEMENTS (g) 10.0%
			145,500

SHORT-TERM NOTES 3.3%
Federal Home Loan Bank
0.700% due 04/03/2017 (c)(d)		18,000	18,000
0.710% due 04/03/2017 (c)(d)		30,000	30,000

			48,000

JAPAN TREASURY BILLS 6.2%
(0.315)% due 04/10/2017 - 04/24/2017 (b)(c)	JPY	10,080,000	90,549

Total Short-Term Instruments (Cost $363,808)			366,847

Total Investments in Securities (Cost $983,488)			999,800

		SHARES
INVESTMENTS IN AFFILIATES 32.0%

SHORT-TERM INSTRUMENTS 32.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.0%
PIMCO Short-Term Floating NAV Portfolio III		47,250,280	467,116

Total Short-Term Instruments (Cost $467,128)			467,116

Total Investments in Affiliates (Cost $467,128)			467,116

Total Investments 100.6% (Cost $1,450,616)			$1,466,916

Financial Derivative Instruments (i)(l) 9.6% (Cost or Premiums, net $11,577)			140,515

Other Assets and Liabilities, net (10.2)%			(149,949)

Net Assets 100.0%			$1,457,482

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.600%	03/31/2017	04/03/2017	$13,500	U.S. Treasury Bonds 3.750% due 11/15/2043	$(14,070)	$13,500	$13,501
	0.830	03/28/2017	04/11/2017	75,100	U.S. Treasury Bonds 3.125% due 08/15/2044	(77,610)	75,100	75,110
BPG	0.960	03/31/2017	04/03/2017	54,400	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(55,526)	54,400	54,404
SSB	0.050	03/31/2017	04/03/2017	2,500	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(2,555)	2,500	2,500

Total Repurchase Agreements						$(149,761)	$145,500	$145,515

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Notes	1.125%	09/30/2021	$3,600	$ (3,482)	$(3,483)

Total Short Sales				$ (3,482)	$(3,483)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $852 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$88,611	$0	$0	$0	$88,611	$(90,828)	$(2,217)
BPG	54,404	0	0	0	54,404	(55,526)	(1,122)
SSB	2,500	0	0	0	2,500	(2,555)	(55)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(3,483)	(3,483)	0	(3,483)

Total Borrowings and Other Financing Transactions	$145,515	$0	$0	$(3,483)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $1 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(5,010) at a weighted average interest rate of 0.324%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	1,855	$367	$171

Total Purchased Options				$367	$171

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	572	$(249)	$(184)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	1,855	$(480)	$(254)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	1,855	(258)	(332)

				$(738)	$(586)

Total Written Options				$(987)	$(770)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	17	$30	$5	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	195	(110)	10	(31)
E-mini S&P 500 Index June Futures	Long	06/2017	3,410	(1,584)	0	(921)
Euro-Bobl June Futures	Long	06/2017	88	(81)	9	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	155	31	48	(3)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	210	(9)	90	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	519	(31)	28	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	519	(50)	42	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	519	72	0	(44)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	195	94	23	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	304	(62)	0	(24)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,861	354	305	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	480	47	105	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	379	269	118	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	210	162	66	0
United Kingdom Long Gilt June Futures	Long	06/2017	64	197	31	(5)

Total Futures Contracts				$(671)	$880	$(1,029)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$36,200	$649	$280	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	8,000	$839	$(120)	$28	$0
Pay(4)	3-Month USD-LIBOR	2.200	11/24/2018	$	156,200	763	60	35	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		257,400	(2,030)	1,912	0	(55)
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		152,700	1,420	(125)	0	(53)
Receive(4)	3-Month USD-LIBOR	3.000	11/25/2020		79,600	(492)	(32)	0	(15)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		9,700	408	3	0	(9)
Pay(4)	3-Month USD-LIBOR	2.500	12/15/2023		99,400	(302)	(173)	40	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,400	6	1	0	(2)
Receive(4)	3-Month USD-LIBOR	2.750	12/15/2026		70,200	198	258	0	(35)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		57,210	2,965	2,691	0	(90)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		66,200	(1,259)	1,320	0	(111)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		10,200	357	1,284	0	(17)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		10,800	1,029	1,327	0	(18)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		17,200	1,557	3,142	0	(28)
Receive(4)	3-Month USD-LIBOR	2.285	05/25/2048		14,000	1,423	1,728	0	(23)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(4)	6-Month EUR-EURIBOR	1.000%	09/20/2027	EUR	6,100	$85	$29	$3	$0
Pay(4)	6-Month EUR-EURIBOR	2.036	02/03/2037		28,100	276	276	0	(63)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	5,300	(193)	(99)	0	(7)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		15,900	(1,144)	(525)	0	(48)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		14,500	(459)	(304)	0	(77)
Receive(4)	6-Month GBP-LIBOR	2.040	02/01/2037		4,800	(166)	(168)	0	(22)
Receive(4)	6-Month GBP-LIBOR	2.043	02/01/2037		20,200	(706)	(706)	0	(92)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		4,100	(421)	(189)	0	(58)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	1,070,000	941	527	30	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	114,400	(56)	(88)	0	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		20,000	(7)	(34)	1	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		11,500	(35)	(33)	1	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021		80,000	(264)	(238)	8	0
Pay	28-Day MXN-TIIE	5.660	11/09/2021		33,600	(112)	(102)	3	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		29,600	(108)	(111)	3	0
Pay	28-Day MXN-TIIE	5.750	06/05/2023		1,400	(6)	(6)	0	0
Pay	28-Day MXN-TIIE	6.000	06/05/2023		1,400	(5)	(8)	0	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		24,400	(105)	(126)	4	0
Pay	28-Day MXN-TIIE	5.890	03/26/2025		20,800	(103)	(92)	3	0
Pay	28-Day MXN-TIIE	6.810	06/19/2034		21,700	(110)	(149)	8	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	9,200	10	96	0	(8)

						$4,194	$11,226	$167	$(831)

Total Swap Agreements						$4,843	$11,506	$174	$(831)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $999 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $30,657 and cash of $1,678 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$171	$880	$174	$1,225	$(770)	$(1,029)	$(831)	$(2,630)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017		$12,769	JPY	1,419,930	$0	$(15)
	05/2017	JPY	1,419,930		$12,783	16	0
	05/2017	NOK	52,925		6,151	0	(15)
BPS	04/2017	BRL	109,158		33,131	200	(1,937)
	04/2017	EUR	26,066		27,701	0	(107)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	MXN	322,714		$16,108	$0	$(1,094)
	04/2017		$34,452	BRL	109,158	416	0
	04/2017		24,976	EUR	23,395	82	(100)
	05/2017	EUR	8,572		$9,257	101	0
	05/2017		$6,201	SEK	55,725	29	0
	12/2018	JPY	1,250,000		$11,392	0	(244)
CBK	04/2017		8,630,000		75,288	0	(2,274)
	05/2017		$66	AUD	86	0	0
	12/2018	JPY	2,120,000		$19,339	0	(395)
	12/2018		$30,536	JPY	3,370,000	834	0
DUB	04/2017	BRL	132,008		$40,943	0	(1,224)
	04/2017	RUB	477,242		7,984	0	(462)
	04/2017		$42,199	BRL	132,008	100	(132)
FBF	05/2017		6,392	RUB	385,110	371	0
GLM	04/2017	EUR	833		$885	0	(4)
	04/2017	GBP	990		1,231	0	(9)
	04/2017		$770	EUR	726	5	0
	04/2017		25,972	JPY	2,950,200	528	0
	04/2017		6,560	MXN	136,533	718	0
	05/2017	SEK	55,740		$6,324	91	0
HUS	04/2017	JPY	4,370,130		38,916	0	(337)
	06/2017	HKD	1,209		156	0	0
	06/2017	SGD	225		159	0	(2)
	01/2021	BRL	1,770		273	0	(178)
IND	05/2017		$6,327	NOK	52,490	0	(211)
JPM	04/2017	BRL	98,744		$30,177	0	(1,365)
	04/2017		$31,560	BRL	98,744	114	(133)
	04/2017		2,983	EUR	2,778	0	(19)
	04/2017		104	MXN	1,986	2	0
MSB	04/2017	BRL	25,994		$7,526	0	(777)
	04/2017		$8,204	BRL	25,994	99	0
TOR	04/2017	BRL	25,995		$7,442	0	(862)
	04/2017		$8,204	BRL	25,995	99	0
UAG	04/2017	JPY	1,450,000		$12,483	0	(544)
	05/2017	ZAR	1,447		106	0	(1)

Total Forward Foreign Currency Contracts						$3,805	$(12,441)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	9,456	$ 300	$937
	Put - OTC USD versus MXN		19.000	01/05/2018	$	12,323	116	399
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	2,931	100	291
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	15,349	192	61
JPM	Put - OTC EUR versus USD		$1.045	04/19/2017	EUR	6,600	8	8
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	8,000	74	32

							$ 790	$1,728

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	2,800	$274	$62
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		2,800	274	365
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		5,300	490	118
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		5,300	541	692
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		10,800	1,237	479
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		10,800	1,237	1,598
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	9,200	242	240

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970%	09/24/2018	$	11,600	$590	$651
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	6,600	175	192
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	23,100	1,195	1,297
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	10,000	267	280
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	533,500	251	94
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		81,400	462	222
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		5,500	551	130
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		5,500	551	741
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		9,800	972	260
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		9,800	972	1,256
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		15,400	740	854
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		19,800	2,281	976
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		19,800	2,281	2,831
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		152,400	88	27

								$15,671	$13,365

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$341,900	$ 290	$ 156
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	276,700	28	0

						$ 318	$ 156

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 2,000	$174	$177

Total Purchased Options					$16,953	$15,426

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	9,456	$(304)	$(43)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	24,646	(99)	(351)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	2,931	(100)	(13)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	2,922	(156)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	20,107	(192)	(42)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		10,400	(73)	(22)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	6,600	(57)	(26)
	Put - OTC EUR versus USD		1.076	04/19/2017		6,600	(56)	(78)

							$(1,037)	$(576)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,100	$(10)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	400	(5)	0

						$(15)	$0

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 57,800	$ (601)	$(792)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	115,400	(1,229)	(1,580)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	237,100	(251)	(146)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	77,100	(816)	(1,079)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	17,500	(462)	(227)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	58,600	(89)	(36)

							$ (3,448)	$(3,860)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$683,800	$ (294)	$ (130)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	276,700	0	0

						$ (294)	$ (130)

Total Written Options						$ (4,794)	$ (4,566)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		31,230		(9,807)		(14,901)		(2,240)		4,282
Notional Amount in $	$	432,273	$	1,678,895	$	(64,121)	$	(423,003)	$	(70,976)	$	1,553,068
Notional Amount in CAD	CAD	0	CAD	30,507	CAD	0	CAD	0	CAD	0	CAD	30,507
Notional Amount in EUR	EUR	102,456	EUR	129,696	EUR	0	EUR	(158,288)	EUR	(48,277)	EUR	25,587
Notional Amount in GBP	GBP	0	GBP	45,841	GBP	0	GBP	(36,600)	GBP	(9,241)	GBP	0
Premiums	$	(10,566)	$	(14,171)	$	4,378	$	11,550	$	3,028	$	(5,781)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.535%	$ 700	$10	$7	$17	$0
BPS	Korea Government International Bond	1.000	09/20/2022	0.535	300	5	2	7	0
DUB	Export-Import Bank of China	1.000	06/20/2017	0.132	100	(4)	4	0	0
MYC	Korea Government International Bond	1.000	09/20/2022	0.535	100	1	2	3	0

						$12	$15	$27	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 702	$(143)	$57	$0	$(86)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	600	80	(4)	76	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	700	93	(4)	89	0
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	386	0	2	2	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	675	0	3	3	0

					$30	$54	$170	$(86)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	3,270,000	$0	$166	$166	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		4,910,000	0	248	248	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		6,550,000	0	331	331	0
GLM	Pay	28-Day MXN-TIIE	5.750	06/05/2023	MXN	500	(1)	(1)	0	(2)
	Pay	CPTFEMU	0.993	03/30/2020	EUR	27,400	(3)	(204)	0	(207)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	6,548,000	0	331	331	0

							$ (4)	$871	$ 1,076	$(209)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	S&P 500 Total Return Index	70,954	3-Month USD-LIBOR plus a specified spread	05/11/2017	$277,627	$0	$43,875	$43,875	$0
	Receive	S&P 500 Total Return Index	100,838	3-Month USD-LIBOR plus a specified spread	06/21/2017	401,708	0	55,525	55,525	0
	Receive	S&P 500 Total Return Index	14,578	3-Month USD-LIBOR plus a specified spread	09/07/2017	54,571	0	11,540	11,540	0
GST	Receive	S&P 500 Total Return Index	7,271	3-Month USD-LIBOR plus a specified spread	09/07/2017	32,998	0	(26)	0	(26)
JPM	Receive	S&P 500 Total Return Index	37,293	3-Month USD-LIBOR less a specified spread	04/06/2017	141,360	0	27,804	27,804	0

							$0	$138,718	$138,744	$(26)

Total Swap Agreements							$38	$139,658	$140,017	$(321)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $4,636 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$16	$427	$259	$702	$(30)	$0	$(86)	$(116)	$586	$(500)	$86
BPS	828	2,887	110,947	114,662	(3,482)	0	0	(3,482)	111,180	(112,350)	(1,170)
BRC	0	240	0	240	0	0	0	0	240	(321)	(81)
CBK	834	807	337	1,978	(2,669)	(922)	0	(3,591)	(1,613)	1,912	299
DUB	100	1,528	331	1,959	(1,818)	(394)	0	(2,212)	(253)	(1,356)	(1,609)
FBF	371	291	0	662	0	(14)	0	(14)	648	(670)	(22)
GLM	1,342	1,358	0	2,700	(13)	(1,622)	(209)	(1,844)	856	(660)	196
GST	0	0	2	2	0	0	(26)	(26)	(24)	0	(24)
HUS	0	0	0	0	(517)	0	0	(517)	(517)	444	(73)
IND	0	0	0	0	(211)	0	0	(211)	(211)	0	(211)
JPM	116	320	28,138	28,574	(1,517)	(126)	0	(1,643)	26,931	(27,573)	(642)
MSB	99	0	0	99	(777)	0	0	(777)	(678)	773	95
MYC	0	7,541	3	7,544	0	(1,452)	0	(1,452)	6,092	(6,399)	(307)
RYL	0	27	0	27	0	(36)	0	(36)	(9)	0	(9)
TOR	99	0	0	99	(862)	0	0	(862)	(763)	899	136
UAG	0	0	0	0	(545)	0	0	(545)	(545)	608	63

Total Over the Counter	$3,805	$15,426	$140,017	$159,248	$(12,441)	$(4,566)	$(321)	$(17,328)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$171	$0	$0	$171
Futures	0	0	0	0	880	880
Swap Agreements	0	7	0	0	167	174

	$0	$7	$171	$0	$1,047	$1,225

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,805	$0	$3,805
Purchased Options	0	0	0	1,728	13,698	15,426
Swap Agreements	0	197	138,744	0	1,076	140,017

	$0	$197	$138,744	$5,533	$14,774	$159,248

	$0	$204	$138,915	$5,533	$15,821	$160,473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$586	$0	$184	$770
Futures	0	0	921	0	108	1,029
Swap Agreements	0	0	0	0	831	831

	$0	$0	$1,507	$0	$1,123	$2,630

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,441	$0	$12,441
Written Options	0	0	0	576	3,990	4,566
Swap Agreements	0	86	26	0	209	321

	$0	$86	$26	$13,017	$4,199	$17,328

	$0	$86	$1,533	$13,017	$5,322	$19,958

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,056)	$0	$(292)	$(1,348)
Written Options	0	0	764	0	2,351	3,115
Futures	0	0	44,782	0	(10,465)	34,317
Swap Agreements	0	1,066	0	0	(33,895)	(32,829)

	$0	$1,066	$44,490	$0	$(42,301)	$3,255

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,014	$0	$20,014
Purchased Options	0	(10)	0	(1,813)	(1,299)	(3,122)
Written Options	0	11	0	3,974	762	4,747
Swap Agreements	0	770	21,631	(6)	(1,604)	20,791

	$0	$771	$21,631	$22,169	$(2,141)	$42,430

	$0	$1,837	$66,121	$22,169	$(44,442)	$45,685

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(196)	$0	$4	$(192)
Written Options	0	0	152	0	66	218
Futures	0	0	(9,713)	0	4,039	(5,674)
Swap Agreements	0	823	0	0	62,246	63,069

	$0	$823	$(9,757)	$0	$66,355	$57,421

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,826)	$0	$(16,826)
Purchased Options	0	10	0	898	(2,268)	(1,360)
Written Options	0	(11)	0	180	72	241
Swap Agreements	0	(255)	129,287	0	5,709	134,741

	$0	$(256)	$129,287	$(15,748)	$3,513	$116,796

	$0	$567	$119,530	$(15,748)	$69,868	$174,217

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$897	$0	$897
Corporate Bonds & Notes
Banking & Finance	0	93,464	0	93,464
Industrials	0	16,199	0	16,199
Utilities	0	3,668	0	3,668
Municipal Bonds & Notes
California	0	2,313	0	2,313
Illinois	0	1,938	0	1,938
Iowa	0	548	0	548
Nevada	0	142	0	142
New Jersey	0	1,117	0	1,117
New York	0	1,307	0	1,307
North Carolina	0	216	0	216
Ohio	0	1,543	0	1,543
West Virginia	0	499	0	499
U.S. Government Agencies	0	18,146	0	18,146
U.S. Treasury Obligations	0	244,991	0	244,991
Non-Agency Mortgage-Backed Securities	0	80,921	0	80,921
Asset-Backed Securities	0	154,214	0	154,214
Sovereign Issues	0	10,830	0	10,830
Short-Term Instruments
Certificates of Deposit	0	35,189	0	35,189
Commercial Paper	4,995	40,617	1,997	47,609
Repurchase Agreements	0	145,500	0	145,500
Short-Term Notes	0	48,000	0	48,000
Japan Treasury Bills	0	90,549	0	90,549

	$4,995	$992,808	$1,997	$999,800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$467,116	$0	$0	$467,116

Total Investments	$472,111	$992,808	$1,997	$1,466,916

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,483)	$0	$(3,483)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	880	345	0	1,225
Over the counter	0	159,248	0	159,248

	$880	$159,593	$0	$160,473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,029)	(1,601)	0	(2,630)
Over the counter	0	(17,328)	0	(17,328)

	$(1,029)	$(18,929)	$0	$(19,958)

Total Financial Derivative Instruments	$(149)	$140,664	$0	$140,515

Totals	$471,962	$1,129,989	$1,997	$1,603,948

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged)

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%
BMC Foreign Holding Co.
5.147% due 09/10/2020		$5,074	$5,090
Charter Communications Operating LLC
2.990% due 07/01/2020		5,381	5,400
3.232% due 01/15/2024		792	797
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		950	951

Total Loan Participations and Assignments (Cost $12,090)			12,238

CORPORATE BONDS & NOTES 10.4%

BANKING & FINANCE 7.5%
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	2,007
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	800	875
Banco Santander S.A.
6.250% due 09/11/2021 (e)		600	634
Bank of America Corp.
2.018% due 04/01/2019		$1,500	1,514
2.650% due 04/01/2019		6,700	6,780
5.650% due 05/01/2018		1,200	1,249
6.875% due 04/25/2018		7,300	7,683
Barclays Bank PLC
10.179% due 06/12/2021		8,600	10,793
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	2,400	2,780
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,100	2,109
BPCE S.A.
2.500% due 07/15/2019		8,054	8,094
Credit Agricole S.A.
1.665% due 06/12/2017		2,200	2,202
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		2,200	2,168
Deutsche Bank AG
4.250% due 10/14/2021		5,700	5,847
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		2,400	2,402
General Motors Financial Co., Inc.
2.400% due 04/10/2018		8,800	8,847
2.420% due 10/04/2019		3,600	3,663
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		1,900	1,923
HSBC Holdings PLC
2.650% due 01/05/2022		1,200	1,235
3.400% due 03/08/2021		1,400	1,432
4.300% due 03/08/2026		1,000	1,042
HSBC USA, Inc.
1.804% due 08/07/2018		700	703
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		200	269
Morgan Stanley
2.318% due 04/25/2018		1,100	1,112
MUFG Union Bank N.A.
1.434% due 05/05/2017		3,700	3,701
Navient Corp.
5.500% due 01/15/2019		1,800	1,869
RCI Banque S.A.
3.500% due 04/03/2018		3,800	3,858
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		4,700	5,311
7.500% due 08/10/2020 (e)		200	198
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	490	590
UBS AG
7.625% due 08/17/2022		$1,650	1,912
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		300	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 09/24/2025	$400	$407
Wells Fargo & Co.
1.501% due 04/22/2019	10,200	10,237
2.600% due 07/22/2020	200	202
Weyerhaeuser Co.
7.375% due 10/01/2019	1,500	1,682

		107,632

INDUSTRIALS 1.6%
AbbVie, Inc.
1.800% due 05/14/2018	500	501
2.500% due 05/14/2020	200	201
3.600% due 05/14/2025	200	200
4.500% due 05/14/2035	100	100
4.700% due 05/14/2045	100	100
Actavis Funding SCS
2.375% due 03/12/2020	100	102
3.450% due 03/15/2022	1,000	1,020
Asciano Finance Ltd.
5.000% due 04/07/2018	500	512
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	331
Charter Communications Operating LLC
4.464% due 07/23/2022	300	316
4.908% due 07/23/2025	600	635
6.384% due 10/23/2035	100	114
6.484% due 10/23/2045	200	232
CNPC General Capital Ltd.
1.936% due 05/14/2017	3,900	3,901
CVS Health Corp.
3.500% due 07/20/2022	100	103
3.875% due 07/20/2025	620	640
Forest Laboratories LLC
4.875% due 02/15/2021	300	323
HCA, Inc.
3.750% due 03/15/2019	3,900	3,998
6.500% due 02/15/2020	2,600	2,852
Kraft Heinz Foods Co.
2.000% due 07/02/2018	100	100
3.500% due 07/15/2022	100	102
3.950% due 07/15/2025	100	102
5.000% due 07/15/2035	100	104
5.200% due 07/15/2045	100	104
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	1,000	1,001
QUALCOMM, Inc.
4.800% due 05/20/2045	300	314
Rogers Communications, Inc.
6.800% due 08/15/2018	1,500	1,601
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	710	705
2.400% due 09/23/2021	1,240	1,216
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018	1,400	1,403

		22,933

UTILITIES 1.3%
AT&T, Inc.
1.617% due 01/15/2020	1,800	1,813
4.500% due 05/15/2035	100	94
Majapahit Holding BV
7.750% due 01/20/2020	200	226
Petrobras Global Finance BV
5.375% due 01/27/2021	100	103
8.375% due 05/23/2021	2,200	2,494
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017	11,000	11,001
Verizon Communications, Inc.
2.871% due 09/14/2018	3,200	3,268
4.500% due 09/15/2020	300	320

		19,319

Total Corporate Bonds & Notes (Cost $147,501)		149,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.6%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	$1,000	$1,122

CALIFORNIA 0.4%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	144
6.918% due 04/01/2040	900	1,225
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,103
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	1,400	1,682
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	217

		5,371

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	100	125
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	400	404
7.750% due 01/01/2042	600	618

		1,147

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	121

NEW YORK 0.0%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	112

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	108

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	132

Total Municipal Bonds & Notes (Cost $6,798)		8,113

U.S. GOVERNMENT AGENCIES 2.7%
Fannie Mae
1.332% due 07/25/2037	20	21
1.362% due 07/25/2037	25	25
1.382% due 09/25/2035	49	49
1.392% due 09/25/2035	79	79
1.702% due 06/25/2037	127	128
1.712% due 06/25/2040	169	171
2.310% due 08/01/2022	100	99
4.000% due 07/01/2018 - 04/25/2042	4,422	4,706
4.500% due 07/01/2018 - 10/01/2041	3,571	3,829
5.000% due 01/01/2028 - 09/01/2041	4,102	4,488
5.500% due 02/01/2018 - 09/01/2041	6,601	7,360
6.000% due 07/01/2036 - 05/01/2041	1,926	2,179
6.500% due 10/01/2035	40	44

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	$277	$277
Freddie Mac
1.482% due 06/15/2041	670	674
1.612% due 08/15/2037	105	107
1.622% due 10/15/2037	19	20
1.632% due 05/15/2037 - 09/15/2037	129	131
4.000% due 07/15/2042	1,942	2,108
5.000% due 03/01/2038	1,808	1,976
5.500% due 07/01/2028 - 07/01/2038	382	426
Ginnie Mae
1.260% due 11/20/2062	3,996	4,007
3.500% due 01/15/2042 - 06/15/2045	5,389	5,590
5.000% due 08/15/2038 - 05/15/2039	544	598
6.000% due 08/15/2037	112	129
Small Business Administration
4.430% due 05/01/2029	125	133
5.290% due 12/01/2027	24	26
6.220% due 12/01/2028	26	30

Total U.S. Government Agencies (Cost $38,728)		39,410

U.S. TREASURY OBLIGATIONS 33.2%
U.S. Treasury Bonds
2.875% due 08/15/2045	10,200	9,891
3.000% due 11/15/2044	1,050	1,045
3.125% due 08/15/2044	6,800	6,932
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	6,116	6,166
0.125% due 07/15/2022	25,980	26,198
0.125% due 01/15/2023	2,841	2,841
0.125% due 07/15/2024	4,091	4,057
0.250% due 01/15/2025	1,538	1,526
0.375% due 07/15/2023 (i)	12,419	12,627
0.375% due 01/15/2027	804	802
0.625% due 01/15/2026	1,738	1,771
1.750% due 01/15/2028	3,710	4,200
2.000% due 01/15/2026	9,177	10,423
2.375% due 01/15/2025	19,713	22,752
2.500% due 01/15/2029	11,199	13,710
3.625% due 04/15/2028	300	400
U.S. Treasury Notes
1.375% due 09/30/2020 (h)(i)(k)	14,900	14,752
1.375% due 10/31/2020 (i)	8,100	8,012
1.500% due 08/15/2026	22,300	20,631
1.750% due 12/31/2020 (i)	24,400	24,420
1.875% due 08/31/2022	133,200	132,180
1.875% due 10/31/2022	44,900	44,476
2.000% due 11/30/2020 (i)(k)	4,100	4,142
2.000% due 07/31/2022	16,600	16,595
2.000% due 08/15/2025	15,300	14,898
2.000% due 11/15/2026	21,000	20,285
2.125% due 08/31/2020 (h)(i)(k)	12,400	12,596
2.125% due 05/15/2025	18,200	17,924
2.250% due 11/15/2025 (k)	200	198
2.375% due 08/15/2024 (i)	22,900	23,081

Total U.S. Treasury Obligations (Cost $482,843)		479,531

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
BCAP LLC Trust
3.377% due 03/27/2037	1,377	992
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	94	86
1.152% due 04/25/2037	2,387	2,058
1.302% due 06/25/2046 ^	3,400	2,959
3.127% due 11/25/2035 ^	16,278	14,775
ChaseFlex Trust
1.282% due 07/25/2037	1,219	966
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.008% due 07/25/2036	1,868	1,697

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
3.210% due 06/25/2036 ^		$303	$276
Countrywide Alternative Loan Trust
1.142% due 02/25/2047		82	69
1.162% due 05/25/2047		546	467
1.332% due 05/25/2037 ^		5,412	2,887
1.638% due 02/25/2036		53	48
6.000% due 12/25/2034		7,177	7,097
Countrywide Home Loan Mortgage Pass-Through Trust
3.097% due 11/25/2034		28	27
3.312% due 02/20/2035		32	33
Credit Suisse Mortgage Capital Certificates
3.255% due 02/27/2037		1,759	1,782
Deutsche ALT-A Securities, Inc.
1.132% due 03/25/2037 ^		3,482	2,878
Eddystone Finance PLC
0.880% due 04/19/2021	GBP	1,205	1,510
First Horizon Mortgage Pass-Through Trust
2.939% due 11/25/2037 ^		$2,346	2,104
GSR Mortgage Loan Trust
3.144% due 11/25/2035		9	9
3.150% due 09/25/2035		410	425
6.000% due 03/25/2037 ^		14	13
6.250% due 10/25/2036 ^		1,414	1,339
IndyMac Mortgage Loan Trust
1.182% due 11/25/2046		6,930	5,884
1.252% due 10/25/2036		1,410	963
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033		3,085	3,094
JPMorgan Mortgage Trust
3.172% due 08/25/2034		168	169
3.270% due 02/25/2035		3	3
3.283% due 07/25/2035		3,314	3,343
5.750% due 01/25/2036 ^		11	9
LB Commercial Mortgage Trust
6.007% due 07/15/2044		1,271	1,276
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036		13	12
1.232% due 11/25/2035		17	15
3.293% due 09/25/2035 ^		300	270
Morgan Stanley Mortgage Loan Trust
1.262% due 01/25/2036		3,226	2,397
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		15	12
Residential Accredit Loans, Inc. Trust
1.152% due 01/25/2037		3,200	2,512
1.167% due 08/25/2036		960	818
1.998% due 09/25/2045		93	81
5.500% due 01/25/2035		2,050	2,060
6.000% due 03/25/2037 ^		8,989	7,851
Structured Adjustable Rate Mortgage Loan Trust
1.132% due 02/25/2037		2,153	1,662
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037		61	44
1.228% due 07/19/2035		17	16
Wachovia Mortgage Loan Trust LLC
3.176% due 10/20/2035		1,353	1,198
WaMu Mortgage Pass-Through Certificates Trust
1.368% due 01/25/2047		63	57
1.558% due 09/25/2046		9,504	8,029
1.638% due 02/25/2046		193	187
1.838% due 11/25/2042		120	112
2.858% due 08/25/2046 ^		5,213	4,755
Wells Fargo Mortgage-Backed Securities Trust
3.003% due 11/25/2034		292	292
3.094% due 01/25/2035		15	15
3.106% due 07/25/2036 ^		948	915

Total Non-Agency Mortgage-Backed Securities (Cost $89,426)			92,548

ASSET-BACKED SECURITIES 9.3%
ACE Securities Corp. Home Equity Loan Trust
1.122% due 07/25/2036		2,509	1,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.982% due 08/25/2040 ^		$3,142	$2,795
Argent Securities Trust
1.142% due 05/25/2036		16,320	5,812
Asset-Backed Securities Corp. Home Equity Loan Trust
1.942% due 07/25/2035		300	289
Bear Stearns Asset-Backed Securities Trust
1.142% due 08/25/2036		1,421	1,460
BNC Mortgage Loan Trust
1.082% due 05/25/2037		11	11
CIT Mortgage Loan Trust
2.332% due 10/25/2037		4,673	4,652
Citigroup Mortgage Loan Trust, Inc.
1.142% due 09/25/2036		7,811	5,911
1.562% due 07/25/2035		1,000	989
Countrywide Asset-Backed Certificates
1.142% due 01/25/2046		4,833	4,625
1.182% due 09/25/2047		3,894	2,899
1.222% due 03/25/2036		946	773
1.272% due 01/25/2037		19,000	14,177
1.692% due 07/25/2035		2,800	2,576
4.880% due 10/25/2046 ^		7,759	7,309
Countrywide Asset-Backed Certificates Trust
1.462% due 05/25/2036		7,000	6,123
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		2,300	2,307
Ellington Loan Acquisition Trust
2.032% due 05/25/2037		4,038	3,675
First Franklin Mortgage Loan Trust
1.472% due 09/25/2035		539	532
GSAMP Trust
1.052% due 12/25/2036		24	13
Hillmark Funding Ltd.
1.302% due 05/21/2021		135	135
HSI Asset Securitization Corp. Trust
1.122% due 01/25/2037		2,740	2,018
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		1,200	1,199
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		1,400	1,400
MASTR Asset-Backed Securities Trust
1.032% due 01/25/2037		27	11
Merrill Lynch Mortgage Investors Trust
1.132% due 08/25/2037		8,215	4,881
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 01/25/2037		14,004	7,980
1.197% due 03/25/2037		9,900	4,961
NovaStar Mortgage Funding Trust
1.232% due 09/25/2036		7,578	4,469
Option One Mortgage Loan Trust
1.342% due 01/25/2036		3,700	3,041
Residential Asset Securities Corp. Trust
1.462% due 01/25/2036		10,000	8,303
SG Mortgage Securities Trust
1.162% due 02/25/2036		10,640	6,077
SLM Private Education Loan Trust
4.162% due 05/16/2044		166	173
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	414	437
Soundview Home Loan Trust
1.062% due 06/25/2037		$14	10
1.092% due 02/25/2037		8,327	3,300
1.192% due 06/25/2037		3,971	2,706
Structured Asset Securities Corp. Mortgage Loan Trust
1.192% due 02/25/2037		5,322	4,716
1.212% due 05/25/2047		6,800	5,568
Venture CDO Ltd.
1.261% due 07/22/2021		183	182
Wells Fargo Home Equity Asset-Backed Securities Trust
1.482% due 12/25/2035		3,186	2,749
1.572% due 11/25/2035		1,000	971

Total Asset-Backed Securities (Cost $128,557)			134,039

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%
Brazil Government International Bond
5.625% due 02/21/2047		$2,300	$2,237
Export-Import Bank of Korea
4.000% due 01/29/2021		2,200	2,304
Korea Development Bank
3.500% due 08/22/2017		300	302
Qatar Government International Bond
5.250% due 01/20/2020		1,600	1,725
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	390,000	3,371
Saudi Government International Bond
2.375% due 10/26/2021		$200	197

Total Sovereign Issues (Cost $9,766)			10,136

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		8,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 2.5%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$200	200
Barclays Bank PLC
1.804% due 11/06/2017		4,400	4,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse AG
1.920% due 09/12/2017	$4,600	$4,611
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017	1,600	1,604
Natixis S.A.
1.846% due 09/25/2017	7,600	7,618
Norinchukin Bank
1.733% due 10/11/2017	8,000	8,023
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	2,300	2,306
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	1,500	1,504
1.882% due 09/18/2017	5,300	5,315

		35,590

COMMERCIAL PAPER 0.2%
Credit Suisse AG
1.507% due 07/03/2017	300	299
Engie
1.638% due 10/04/2017	1,300	1,291
ENI Finance USA, Inc.
1.806% due 10/02/2017	300	298
Natixis NY
1.434% due 07/03/2017	300	299
Standard Chartered Bank
1.465% due 07/03/2017	300	299

		2,486

REPURCHASE AGREEMENTS (f) 0.0%
		392

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017	200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 6.5%
(0.318)% due 04/10/2017 - 04/24/2017 (b)(c)	JPY	10,520,000	$94,501

Total Short-Term Instruments (Cost $129,974)			133,169

Total Investments in Securities (Cost $1,045,683)			1,059,068

		SHARES
INVESTMENTS IN AFFILIATES 26.6%

SHORT-TERM INSTRUMENTS 26.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.6%
PIMCO Short-Term Floating NAV Portfolio III		38,912,553	384,690

Total Short-Term Instruments (Cost $384,695)			384,690

Total Investments in Affiliates (Cost $384,695)			384,690

Total Investments 100.0% (Cost $1,430,378)			$1,443,758

Financial Derivative Instruments (g)(j) 4.8% (Cost or Premiums, net $12,434)			68,924

Other Assets and Liabilities, net (4.8)%			(68,835)

Net Assets 100.0%			$1,443,847

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$392	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(403)	$392	$392

Total Repurchase Agreements						$(403)	$392	$392

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Notes	1.125%	09/30/2021	$3,800	$(3,675)	$(3,677)

Total Short Sales				$(3,675)	$(3,677)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SSB	$392	$0	$0	$0	$392	$(403)	$(11)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(3,677)	(3,677)	0	(3,677)

Total Borrowings and Other Financing Transactions	$392	$0	$0	$(3,677)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $(1) of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $11,972 at a weighted average interest rate of 0.460%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	1,865	$369	$173

Total Purchased Options				$369	$173

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	567	$(247)	$(182)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	1,865	$(483)	$(256)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	1,865	(259)	(334)

				$(742)	$(590)

Total Written Options				$(989)	$(772)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	13	$23	$4	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2017	194	(109)	10	(31)
Euro-Bobl June Futures	Long	06/2017	100	(75)	11	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	110	118	34	(2)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	214	(9)	91	0
Mini MSCI EAFE Index June Futures	Long	06/2017	1,574	2,333	0	(331)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	06/2017	530	(32)	28	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	06/2017	530	(52)	42	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	06/2017	530	72	0	(45)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2017	194	93	23	0

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Short	06/2017	553	$(48)	$0	$(43)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,126	234	185	0
U.S. Treasury 10-Year Note June Futures	Short	06/2017	80	(85)	0	(17)
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	409	291	128	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	159	123	50	0
United Kingdom Long Gilt June Futures	Long	06/2017	50	154	24	(4)

Total Futures Contracts				$3,031	$630	$(474)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$4,257	$374	$77	$3	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	2,772	225	36	2	0
CDX.IG-23 5-Year Index	1.000	12/20/2019	27,300	489	43	5	0

				$1,088	$156	$10	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	8,700	$912	$(131)	$30	$0
Pay(4)	3-Month USD-LIBOR	2.200	11/24/2018	$	158,800	775	61	35	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		147,200	(1,161)	(369)	0	(30)
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		124,500	1,158	(102)	0	(43)
Receive(4)	3-Month USD-LIBOR	3.000	11/25/2020		80,800	(499)	(32)	0	(16)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		31,400	1,321	8	0	(30)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		30,400	(374)	(58)	0	(34)
Pay(4)	3-Month USD-LIBOR	2.500	12/15/2023		99,900	(304)	(70)	40	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		10,700	(32)	(9)	0	(19)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,100	5	0	0	(2)
Receive(4)	3-Month USD-LIBOR	2.750	12/15/2026		70,500	199	142	0	(35)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		100,610	5,250	(325)	0	(162)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		46,850	(891)	923	0	(78)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		7,850	274	154	0	(13)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		8,600	819	214	0	(14)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		23,700	2,146	468	0	(39)
Receive(4)	3-Month USD-LIBOR	2.285	05/25/2048		14,200	1,444	329	0	(23)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	14,800	206	70	7	0
Pay(4)	6-Month EUR-EURIBOR	2.036	02/03/2037		30,600	301	301	0	(68)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	5,100	(186)	(7)	0	(6)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		20,100	(1,447)	(77)	0	(61)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		15,400	(487)	(333)	0	(82)
Receive(4)	6-Month GBP-LIBOR	2.040	02/01/2037		5,200	(180)	(182)	0	(24)
Receive(4)	6-Month GBP-LIBOR	2.043	02/01/2037		22,000	(769)	(769)	0	(100)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		2,400	(247)	(114)	0	(30)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	1,080,000	950	(35)	31	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	1,800	(1)	0	0	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		33,000	(12)	3	0	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020		12,100	(37)	4	0	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		10,500	(32)	8	1	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021		76,800	(253)	65	7	0
Pay	28-Day MXN-TIIE	5.580	11/10/2021		32,800	(115)	26	3	0
Pay	28-Day MXN-TIIE	5.750	06/05/2023		100	(1)	0	0	0
Pay(4)	28-Day MXN-TIIE	7.635	06/09/2025		32,200	8	41	4	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		5,500	(22)	12	2	0
Pay	28-Day MXN-TIIE	6.810	06/19/2034		23,100	(117)	48	9	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	8,000	9	(40)	0	(7)

						$8,610	$224	$169	$(916)

Total Swap Agreements						$9,698	$380	$179	$(916)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $1,015 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $25,367 and cash of $2,872 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$173	$630	$179	$982	$(772)	$(474)	$(916)	$(2,162)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	22,469		$23,834	$0	$(136)
	04/2017		$14,333	JPY	1,593,869	0	(17)
	05/2017	JPY	1,593,869		$14,348	18	0
	05/2017	NOK	57,535		6,687	0	(16)
BPS	04/2017	BRL	108,168		32,970	217	(1,799)
	04/2017	MXN	351,287		17,534	0	(1,191)
	04/2017		$34,140	BRL	108,168	412	0
	04/2017		24,876	EUR	23,333	93	(77)
	05/2017	EUR	6,578		$7,103	77	0
	05/2017		$6,741	SEK	60,575	32	0
	12/2018	JPY	1,260,000		$11,483	0	(246)
CBK	04/2017		8,830,000		76,989	0	(2,369)
	05/2017		$437	AUD	573	0	0
	12/2018	JPY	2,140,000		$19,522	0	(399)
	12/2018		$30,808	JPY	3,400,000	841	0
DUB	04/2017	BRL	83,615		$25,719	0	(989)
	04/2017	RUB	455,946		7,628	0	(442)
	04/2017		$26,827	BRL	83,615	5	(123)
FBF	05/2017		6,102	RUB	367,605	354	0
GLM	04/2017	EUR	864		$918	0	(4)
	04/2017	GBP	1,124		1,398	0	(11)
	04/2017		$28,378	JPY	3,223,500	577	0
	04/2017		7,037	MXN	146,452	770	0
	05/2017	SEK	60,480		$6,861	99	0
HUS	04/2017	BRL	42,828		13,517	0	(163)
	04/2017	JPY	4,817,369		42,899	0	(372)
	04/2017		$13,581	BRL	42,828	99	0
	06/2017	HKD	4,528		$584	0	0
	06/2017	SGD	1,137		806	0	(8)
	01/2021	BRL	1,400		216	0	(141)
IND	05/2017		$6,872	NOK	57,010	0	(230)

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2017	BRL	91,863		$28,074	$0	$(1,269)
	04/2017		$29,360	BRL	91,863	107	(123)
	04/2017		223	MXN	4,439	14	0
	05/2017		799	EUR	747	0	(1)
MSB	04/2017	BRL	24,181		$7,001	0	(723)
	04/2017		$7,632	BRL	24,181	92	0
TOR	04/2017	BRL	24,181		$6,922	0	(802)
	04/2017		$7,632	BRL	24,181	92	0
UAG	04/2017	JPY	1,690,000		$14,549	0	(634)

Total Forward Foreign Currency Contracts						$3,899	$(12,285)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	9,795	$310	$971
	Put - OTC USD versus MXN		19.000	01/05/2018	$	12,705	119	411
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	3,063	105	304
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	16,061	201	64
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	6,400	8	8
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	8,300	77	33

							$820	$1,791

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	2,800	$274	$62
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		2,800	274	365
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		5,800	536	129
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		5,800	592	757
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		11,200	1,283	497
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		11,200	1,283	1,658
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	9,700	255	253
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	8,600	438	483
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	7,000	185	204
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	17,200	890	965
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	10,600	283	297
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	536,200	252	95
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		82,800	470	226
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		5,600	561	133
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		5,600	561	754
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		9,900	982	262
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		9,900	982	1,269
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		21,350	1,027	1,183
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		18,800	2,165	927
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		18,800	2,165	2,688
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		161,100	93	28

								$15,551	$13,235

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$344,300	$293	$157
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	291,500	29	0

						$322	$157

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 1,900	$166	$168

Total Purchased Options					$16,859	$15,351

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	9,795	$(314)	$(45)
	Put - OTC USD versus MXN		18.000	01/05/2018		$25,410	(102)	(361)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	3,063	(105)	(14)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$2,455	(131)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	21,040	(201)	(44)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		10,800	(76)	(23)
	Call - OTC EUR versus USD		$1.076	04/19/2017	EUR	6,400	(55)	(25)
	Put - OTC EUR versus USD		1.076	04/19/2017		6,400	(55)	(76)

							$ (1,039)	$(589)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	2,700	(24)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	300	(4)	0

						$(39)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	43,300	$(450)	$(593)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		86,300	(919)	(1,182)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		238,300	(252)	(147)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		106,700	(1,130)	(1,493)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		17,800	(470)	(231)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		62,000	(94)	(38)

								$(3,315)	$(3,684)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$688,600	$(296)	$(131)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	291,500	0	0

						$(296)	$(131)

Total Written Options						$(4,689)	$(4,404)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		31,153		(9,617)		(14,918)		(2,321)		4,297
Notional Amount in $		$400,817		$1,709,203		$(55,828)	$	(417,053)	$	(70,474)	$	1,566,665
Notional Amount in CAD	CAD	0	CAD	31,840	CAD	0	CAD	0	CAD	0	CAD	31,840
Notional Amount in EUR	EUR	92,432	EUR	132,635	EUR	0	EUR	(149,142)	EUR	(50,267)	EUR	25,658
Notional Amount in GBP	GBP	0	GBP	45,537	GBP	0	GBP	(35,800)	GBP	(9,737)	GBP	0
Premiums		$(9,266)		$(14,371)		$3,738	$	11,161	$	3,060	$	(5,678)

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$312	$(64)	$26	$0	$(38)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	600	81	(5)	76	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	600	80	(4)	76	0
GST	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	5,700	789	(65)	724	0
	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	96	0	1	1	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	193	0	1	1	0

					$886	$(46)	$878	$(38)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	3,200,000	$0	$162	$162	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		4,800,000	0	243	243	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		6,400,000	0	324	324	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	19,400	(2)	(144)	0	(146)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	6,397,000	0	323	323	0

							$ (2)	$908	$ 1,052	$(146)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	NDDUEAFE Index	28,497	3-Month USD-LIBOR plus a specified spread	11/08/2017	$ 144,458	$0	$4,392	$4,392	$0
	Receive	NDDUEAFE Index	18,700	3-Month USD-LIBOR plus a specified spread	02/14/2018	95,421	0	2,251	2,251	0
	Receive	NDDUEAFE Index	43,380	3-Month USD-LIBOR plus a specified spread	03/21/2018	222,198	0	4,423	4,423	0
CBK	Receive	NDDUEAFE Index	8,884	3-Month USD-LIBOR less a specified spread	07/13/2017	40,708	0	5,737	5,737	0
DUB	Receive	NDDUEAFE Index	10,884	3-Month USD-LIBOR plus a specified spread	10/12/2017	53,088	0	3,697	3,697	0
	Receive	NDDUEAFE Index	74,032	3-Month USD-LIBOR plus a specified spread	11/29/2017	349,939	0	36,777	36,777	0
JPM	Receive	NDDUEAFE Index	43,633	3-Month USD-LIBOR plus a specified spread	02/22/2018	222,648	0	5,261	5,261	0
MEI	Receive	NDDUEAFE Index	11,208	3-Month USD-LIBOR less a specified spread	05/11/2017	56,254	0	2,268	2,268	0
UBS	Receive	NDDUEAFE Index	9,715	3-Month USD-LIBOR plus a specified spread	03/07/2018	49,761	0	991	991	0

							$0	$65,797	$65,797	$0

Total Swap Agreements							$884	$66,659	$67,727	$(184)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $2,093 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$18	$427	$238	$683	$(169)	$0	$(38)	$(207)	$476	$(410)	$66
BPS	831	3,041	11,066	14,938	(3,313)	0	0	(3,313)	11,625	(13,620)	(1,995)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BRC	$0	$253	$0	$253	$0	$0	$0	$0	$253	$(340)	$(87)
CBK	841	640	6,056	7,537	(2,768)	(724)	0	(3,492)	4,045	(4,000)	45
DUB	5	1,586	40,798	42,389	(1,554)	(406)	0	(1,960)	40,429	(62,069)	(21,640)
FBF	354	304	0	658	0	(15)	0	(15)	643	(660)	(17)
GLM	1,446	1,029	0	2,475	(15)	(1,226)	(146)	(1,387)	1,088	(930)	158
GST	0	0	725	725	0	0	0	0	725	(840)	(115)
HUS	99	0	0	99	(684)	0	0	(684)	(585)	535	(50)
IND	0	0	0	0	(230)	0	0	(230)	(230)	0	(230)
JPM	121	338	5,585	6,044	(1,393)	(124)	0	(1,517)	4,527	(5,895)	(1,368)
MEI	0	0	2,268	2,268	0	0	0	0	2,268	(2,700)	(432)
MSB	92	0	0	92	(723)	0	0	(723)	(631)	725	94
MYC	0	7,705	0	7,705	0	(1,871)	0	(1,871)	5,834	(6,309)	(475)
RYL	0	28	0	28	0	(38)	0	(38)	(10)	0	(10)
TOR	92	0	0	92	(802)	0	0	(802)	(710)	832	122
UAG	0	0	0	0	(634)	0	0	(634)	(634)	(760)	(1,394)
UBS	0	0	991	991	0	0	0	0	991	0	991

Total Over the Counter	$3,899	$15,351	$67,727	$86,977	$(12,285)	$(4,404)	$(184)	$(16,873)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$173	$0	$0	$173
Futures	0	0	0	0	630	630
Swap Agreements	0	10	0	0	169	179

	$0	$10	$173	$0	$799	$982

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,899	$0	$3,899
Purchased Options	0	0	0	1,791	13,560	15,351
Swap Agreements	0	878	65,797	0	1,052	67,727

	$0	$878	$65,797	$5,690	$14,612	$86,977

	$0	$888	$65,970	$5,690	$15,411	$87,959

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$590	$0	$182	$772
Futures	0	0	331	0	143	474
Swap Agreements	0	0	0	0	916	916

	$0	$0	$921	$0	$1,241	$2,162

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,285	$0	$12,285
Written Options	0	0	0	589	3,815	4,404
Swap Agreements	0	38	0	0	146	184

	$0	$38	$0	$12,874	$3,961	$16,873

	$0	$38	$921	$12,874	$5,202	$19,035

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,022)	$0	$(250)	$(1,272)
Written Options	0	0	743	0	2,440	3,183
Futures	0	0	5,431	0	(9,426)	(3,995)
Swap Agreements	0	3,408	0	0	740	4,148

	$0	$3,408	$5,152	$0	$(6,496)	$2,064

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,840	$0	$18,840
Purchased Options	0	0	0	(1,761)	(1,188)	(2,949)
Written Options	0	10	0	3,970	707	4,687
Swap Agreements	0	1,132	118,984	(5)	(1,583)	118,528

	$0	$1,142	$118,984	$21,044	$(2,064)	$139,106

	$0	$4,550	$124,136	$21,044	$(8,560)	$141,170

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(197)	$0	$3	$(194)
Written Options	0	0	153	0	65	218
Futures	0	0	2,180	0	4,063	6,243
Swap Agreements	0	(1,051)	0	0	33,198	32,147

	$0	$(1,051)	$2,136	$0	$37,329	$38,414

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,704)	$0	$(16,704)
Purchased Options	0	0	0	911	(2,366)	(1,455)
Written Options	0	(10)	0	188	62	240
Swap Agreements	0	(431)	6,269	0	5,415	11,253

	$0	$(441)	$6,269	$(15,605)	$3,111	$(6,666)

	$0	$(1,492)	$8,405	$(15,605)	$40,440	$31,748

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,238	$0	$12,238
Corporate Bonds & Notes
Banking & Finance	0	107,632	0	107,632
Industrials	0	22,933	0	22,933
Utilities	0	19,319	0	19,319
Municipal Bonds & Notes
Arizona	0	1,122	0	1,122

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
California	$0	$5,371	$0	$5,371
Illinois	0	1,147	0	1,147
Nebraska	0	121	0	121
New York	0	112	0	112
North Carolina	0	108	0	108
Tennessee	0	132	0	132
U.S. Government Agencies	0	39,410	0	39,410
U.S. Treasury Obligations	0	479,531	0	479,531

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Non-Agency Mortgage-Backed Securities	$0	$92,548	$0	$92,548
Asset-Backed Securities	0	134,039	0	134,039
Sovereign Issues	0	10,136	0	10,136
Short-Term Instruments
Certificates of Deposit	0	35,590	0	35,590
Commercial Paper	0	2,486	0	2,486
Repurchase Agreements	0	392	0	392
Short-Term Notes	0	200	0	200
Japan Treasury Bills	0	94,501	0	94,501

	$0	$1,059,068	$0	$1,059,068

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$384,690	$0	$0	$384,690

Total Investments	$384,690	$1,059,068	$0	$1,443,758

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,677)	$0	$(3,677)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	630	352	0	982
Over the counter	0	86,977	0	86,977

	$630	$87,329	$0	$87,959

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(474)	(1,688)	0	(2,162)
Over the counter	0	(16,873)	0	(16,873)

	$(474)	$(18,561)	$0	$(19,035)

Total Financial Derivative Instruments	$156	$68,768	$0	$68,924

Totals	$384,846	$1,124,159	$0	$1,509,005

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Charter Communications Operating LLC
3.232% due 01/15/2024		$1,782	$1,793

Total Loan Participations and Assignments (Cost $1,778)			1,793

CORPORATE BONDS & NOTES 12.2%

BANKING & FINANCE 8.9%
Ally Financial, Inc.
6.250% due 12/01/2017		2,300	2,363
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		6,800	7,146
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	3,700	4,046
Banco Santander S.A.
6.250% due 09/11/2021 (e)		600	634
Bank of America Corp.
2.000% due 01/11/2018		$2,519	2,526
2.018% due 04/01/2019		8,300	8,375
2.650% due 04/01/2019		6,900	6,983
5.650% due 05/01/2018		1,000	1,041
5.750% due 12/01/2017		5,700	5,851
6.400% due 08/28/2017		769	784
6.875% due 04/25/2018		8,000	8,420
7.625% due 06/01/2019		400	446
Barclays Bank PLC
10.179% due 06/12/2021		13,440	16,868
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	1,200	1,304
8.000% due 12/15/2020 (e)		1,800	2,085
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$10,900	11,393
Blackstone CQP Holdco LP
6.500% due 03/20/2021		4,000	4,017
CIT Group, Inc.
5.250% due 03/15/2018		3,300	3,393
Cooperatieve Rabobank UA
3.875% due 02/08/2022		2,000	2,107
Credit Agricole S.A.
1.665% due 06/12/2017		16,800	16,812
Deutsche Bank AG
4.250% due 10/14/2021		10,450	10,720
Eksportfinans ASA
5.500% due 06/26/2017		900	906
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	1,100	1,383
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		$3,100	3,109
General Motors Financial Co., Inc.
2.400% due 04/10/2018		15,300	15,381
2.625% due 07/10/2017		2,900	2,908
3.450% due 04/10/2022		2,100	2,113
Goldman Sachs Group, Inc.
1.720% due 05/22/2017		3,600	3,603
2.209% due 11/15/2021		3,500	3,542
HSBC Holdings PLC
2.650% due 01/05/2022		2,100	2,161
3.400% due 03/08/2021		1,300	1,330
4.300% due 03/08/2026		1,000	1,042
6.000% due 09/29/2023 (e)	EUR	400	460
HSBC USA, Inc.
1.804% due 08/07/2018		$3,900	3,915
International Lease Finance Corp.
7.125% due 09/01/2018		1,750	1,871
JPMorgan Chase & Co.
4.400% due 07/22/2020		1,200	1,280
LeasePlan Corp. NV
2.500% due 05/16/2018		1,500	1,504
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$6,200	$8,348
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,300	1,780
Morgan Stanley
2.318% due 04/25/2018		$4,100	4,143
6.250% due 08/28/2017		300	306
Navient Corp.
5.500% due 01/15/2019		3,400	3,531
Nova Ljubljanska Banka d.d.
2.875% due 07/03/2017	EUR	5,100	5,504
PHH Corp.
6.375% due 08/15/2021		$4,250	4,303
Rio Oil Finance Trust
9.250% due 07/06/2024		1,727	1,758
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		500	494
8.000% due 08/10/2025 (e)		400	398
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		3,400	3,388
SL Green Realty Corp.
4.500% due 12/01/2022		4,600	4,707
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	930	1,120
Swedbank Hypotek AB
1.375% due 03/28/2018		$6,000	5,990
Synchrony Financial
2.265% due 02/03/2020		3,200	3,223
2.700% due 02/03/2020		2,100	2,110
UBS AG
7.625% due 08/17/2022		4,700	5,446
UBS Group AG
5.750% due 02/19/2022 (e)	EUR	200	231
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		$700	705
4.125% due 09/24/2025		800	815
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	2,000	2,133
Wells Fargo & Co.
1.521% due 09/14/2018		$5,300	5,311
2.600% due 07/22/2020		3,400	3,435
Westpac Banking Corp.
1.850% due 11/26/2018		500	502

			233,516

INDUSTRIALS 1.6%
AbbVie, Inc.
1.800% due 05/14/2018		2,700	2,704
2.300% due 05/14/2021		300	296
2.500% due 05/14/2020		500	504
3.200% due 11/06/2022		100	101
3.600% due 05/14/2025		300	301
4.500% due 05/14/2035		200	200
4.700% due 05/14/2045		200	200
Actavis Funding SCS
2.375% due 03/12/2020		100	102
4.550% due 03/15/2035		1,000	1,005
Amgen, Inc.
1.650% due 05/22/2019		2,000	2,017
3.450% due 10/01/2020		800	833
3.875% due 11/15/2021		100	105
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		800	804
Charter Communications Operating LLC
4.464% due 07/23/2022		1,800	1,898
4.908% due 07/23/2025		1,400	1,481
6.384% due 10/23/2035		300	342
6.484% due 10/23/2045		600	695
6.834% due 10/23/2055		100	117
Cigna Corp.
4.500% due 03/15/2021		200	214
CNH Industrial Capital LLC
3.625% due 04/15/2018		4,500	4,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNPC General Capital Ltd.
1.936% due 05/14/2017		$1,400	$1,400
2.750% due 05/14/2019		200	202
CVS Health Corp.
3.500% due 07/20/2022		100	103
3.875% due 07/20/2025		1,140	1,176
Forest Laboratories LLC
4.875% due 02/15/2021		400	431
Kraft Heinz Foods Co.
2.000% due 07/02/2018		300	301
3.500% due 07/15/2022		100	102
3.950% due 07/15/2025		100	102
5.000% due 07/15/2035		100	104
5.200% due 07/15/2045		200	208
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		1,900	1,902
QUALCOMM, Inc.
4.800% due 05/20/2045		500	523
Rogers Communications, Inc.
6.800% due 08/15/2018		2,300	2,455
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,070	2,055
2.400% due 09/23/2021		2,630	2,578
Time Warner Cable LLC
6.750% due 07/01/2018		1,567	1,657
Williams Partners LP
4.500% due 11/15/2023		1,100	1,153
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		3,500	3,500
2.700% due 04/01/2020		2,200	2,217
3.550% due 04/01/2025		2,100	2,080

			42,741

UTILITIES 1.7%
AT&T, Inc.
1.617% due 01/15/2020		6,700	6,747
4.500% due 05/15/2035		200	189
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		9,500	9,502
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		286	158
Petrobras Global Finance BV
8.375% due 05/23/2021		3,400	3,855
Severn Trent Utilities Finance PLC
6.125% due 02/26/2024	GBP	525	846
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$8,900	8,900
1.790% due 04/10/2017		5,500	5,500
Sprint Communications, Inc.
8.375% due 08/15/2017		7,100	7,265
Verizon Communications, Inc.
2.871% due 09/14/2018		1,400	1,430
4.500% due 09/15/2020		100	107

			44,499

Total Corporate Bonds & Notes (Cost $318,707)			320,756

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,300	1,785
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023		1,100	1,332

			3,117

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		700	708

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 01/01/2042	$1,200	$1,235

		1,943

Total Municipal Bonds & Notes (Cost $4,485)		5,060

U.S. GOVERNMENT AGENCIES 2.7%
Fannie Mae
1.102% due 03/25/2034	6	6
1.112% due 03/25/2036	211	201
1.332% due 09/25/2042	175	174
2.125% due 11/25/2023	30	30
2.284% due 08/01/2035	154	160
2.482% due 04/25/2024	29	30
2.568% due 09/01/2035	157	164
2.635% due 07/01/2032	17	17
2.713% due 10/01/2035	124	131
2.759% due 09/01/2031	1	1
2.919% due 08/01/2036	198	210
2.942% due 11/01/2034	137	146
2.947% due 10/01/2035	61	64
3.151% due 03/01/2036	518	549
3.157% due 10/01/2035	112	118
3.163% due 07/01/2035	160	169
3.210% due 02/01/2034	75	79
3.398% due 02/01/2035	65	69
4.000% due 10/01/2030 - 08/01/2042	52,711	55,924
5.500% due 02/01/2024 - 09/01/2027	39	43
Freddie Mac
1.112% due 10/15/2020	11	11
1.312% due 11/15/2043	3,078	3,082
1.814% due 10/25/2044	59	60
2.014% due 07/25/2044	275	277
2.594% due 09/01/2035	45	47
Ginnie Mae
1.300% due 08/20/2062	2,029	2,025
1.328% due 03/16/2032	9	9
2.250% due 11/20/2024	27	28
3.500% due 02/15/2045 - 03/15/2045	6,422	6,661
Overseas Private Investment Corp.
4.140% due 05/15/2030	1,123	1,209

Total U.S. Government Agencies (Cost $70,170)		71,694

U.S. TREASURY OBLIGATIONS 50.3%
U.S. Treasury Bonds
2.500% due 02/15/2046	27,300	24,464
3.000% due 11/15/2044	1,950	1,941
3.125% due 08/15/2044	1,200	1,223
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (i)	14,363	14,484
0.125% due 07/15/2024	46,641	46,246
0.250% due 01/15/2025	92,797	92,074
0.375% due 01/15/2027	302	301
0.625% due 01/15/2026	3,782	3,854
0.750% due 02/15/2045	1,753	1,672
1.750% due 01/15/2028	1,159	1,312
2.375% due 01/15/2025 (i)	23,063	26,619
2.375% due 01/15/2027	1,325	1,567
2.500% due 01/15/2029	27,148	33,236
U.S. Treasury Notes
1.375% due 09/30/2020 (i)	121,200	119,995
1.375% due 10/31/2020 (i)	98,300	97,231
1.500% due 08/15/2026	57,000	52,734
1.750% due 12/31/2020	200,400	200,561
1.750% due 05/15/2023 (k)	1,330	1,301
1.875% due 08/31/2022 (i)	293,800	291,551
1.875% due 10/31/2022 (i)	91,700	90,833
2.000% due 11/30/2020 (i)(k)	34,100	34,453
2.000% due 07/31/2022 (i)(k)	38,100	38,088
2.000% due 08/15/2025	19,900	19,377
2.000% due 11/15/2026	31,200	30,138
2.125% due 08/31/2020 (i)	69,100	70,190
2.125% due 11/30/2023 (h)(k)	1,580	1,575
2.125% due 05/15/2025 (i)(k)	20,450	20,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 12/31/2023 (h)(k)		$2,200	$2,208
2.250% due 11/15/2025 (k)		800	793

Total U.S. Treasury Obligations (Cost $1,333,917)			1,320,161

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^		951	735
1.192% due 10/25/2046		324	216
American Home Mortgage Investment Trust
2.862% due 09/25/2045		188	187
3.361% due 02/25/2045		352	356
Banc of America Funding Trust
1.208% due 06/20/2047		6,307	6,202
3.500% due 01/20/2047 ^		42	37
Banc of America Re-REMIC Trust
5.858% due 02/24/2051		14	14
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035		84	84
Bear Stearns ALT-A Trust
3.140% due 08/25/2036 ^		563	397
3.152% due 07/25/2035		7,048	6,387
3.404% due 05/25/2035		153	148
Berica ABS SRL
0.019% due 12/31/2055	EUR	285	303
Berica Residential MBS SRL
0.066% due 03/31/2048		600	637
Citigroup Commercial Mortgage Trust
2.123% due 09/10/2045 (a)		$8,174	504
5.790% due 06/14/2050		21	21
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		252	254
3.969% due 09/25/2037 ^		273	223
Countrywide Alternative Loan Trust
1.152% due 11/25/2036		1,997	1,825
1.188% due 03/20/2046		1,094	917
1.188% due 07/20/2046 ^		695	385
1.532% due 05/25/2035		2,378	1,997
2.688% due 10/20/2035		448	314
3.072% due 06/25/2037		828	743
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035		119	111
1.622% due 03/25/2035		73	67
Credit Suisse First Boston Mortgage Securities Corp.
2.910% due 06/25/2033		71	70
Credit Suisse Mortgage Capital Certificates
1.078% due 01/27/2037		2,278	1,256
3.255% due 02/27/2037		3,579	3,625
Downey Savings & Loan Association Mortgage Loan Trust
1.238% due 08/19/2045		411	356
2.881% due 07/19/2044		33	33
First Horizon Alternative Mortgage Securities Trust
3.023% due 03/25/2035		108	83
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		25	22
First Republic Mortgage Loan Trust
1.262% due 11/15/2031		32	31
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		894	893
GreenPoint Mortgage Funding Trust
1.162% due 01/25/2037		11,542	9,864
GSMSC Pass-Through Trust
1.228% due 12/26/2036		4,691	1,318
GSR Mortgage Loan Trust
1.172% due 08/25/2046		56	56
3.087% due 09/25/2035		82	85
HomeBanc Mortgage Trust
2.890% due 04/25/2037 ^		775	621
IndyMac Mortgage Loan Trust
1.192% due 05/25/2046		1,128	994
1.282% due 06/25/2037 ^		278	142
1.762% due 05/25/2034		13	12
3.024% due 12/25/2034		21	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
6.000% due 12/27/2036	$4,094	$3,335
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033	5,572	5,588
JPMorgan Mortgage Trust
3.270% due 02/25/2035	46	46
6.000% due 01/25/2036 ^	494	416
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	100	96
1.232% due 11/25/2035	11	11
1.784% due 10/25/2035	20	19
Morgan Stanley Capital Trust
5.942% due 06/11/2049	53	53
RBSSP Resecuritization Trust
1.284% due 08/26/2037	3,340	1,464
3.277% due 10/26/2035	3,272	3,313
Residential Accredit Loans, Inc. Trust
1.132% due 02/25/2047	4,871	4,321
1.142% due 01/25/2037	11,911	10,193
1.152% due 01/25/2037	7,568	5,942
1.167% due 12/25/2036	190	157
1.282% due 01/25/2035	100	99
1.975% due 11/25/2037	11,572	9,166
3.803% due 09/25/2034	8,737	8,508
5.000% due 09/25/2036 ^	385	322
6.000% due 03/25/2037 ^	4,417	3,858
Residential Asset Securitization Trust
1.332% due 10/25/2018	46	45
5.500% due 09/25/2035 ^	4,905	4,310
Royal Bank of Scotland Capital Funding Trust
5.695% due 09/16/2040	64	64
5.942% due 06/16/2049	69	69
Structured Adjustable Rate Mortgage Loan Trust
2.038% due 01/25/2035	135	116
Structured Asset Mortgage Investments Trust
1.102% due 08/25/2036	15,694	13,594
1.172% due 07/25/2046 ^	4,889	3,830
1.202% due 05/25/2036	179	154
1.202% due 05/25/2046	578	333
1.228% due 07/19/2035	112	107
1.262% due 02/25/2036 ^	347	298
2.076% due 02/25/2036 ^	1,446	1,319
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.157% due 06/25/2033	45	44
3.270% due 07/25/2032	1	1
UBS-Barclays Commercial Mortgage Trust
1.023% due 03/10/2046 (a)	27,931	1,301
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 10/25/2045	1,512	1,482
1.272% due 12/25/2045	19,916	18,800
1.292% due 01/25/2045	73	71
1.622% due 01/25/2045	71	67
Washington Mutual Mortgage Pass-Through Certificates Trust
1.468% due 11/25/2046	4,874	3,590
1.488% due 10/25/2046 ^	7,105	5,666
Wells Fargo Commercial Mortgage Trust
1.942% due 02/15/2027	2,200	2,205
Wells Fargo Mortgage-Backed Securities Trust
3.069% due 10/25/2033	43	44

Total Non-Agency Mortgage-Backed Securities (Cost $149,193)		156,962

ASSET-BACKED SECURITIES 11.3%
Aames Mortgage Investment Trust
3.007% due 01/25/2035	5,000	4,315
ACE Securities Corp. Home Equity Loan Trust
1.222% due 12/25/2036	17,879	11,429
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.432% due 10/25/2035	1,400	1,340
1.452% due 10/25/2035	9,500	7,400

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.492% due 10/25/2035	$7,530	$6,894
2.002% due 10/25/2034	1,000	975
2.107% due 11/25/2034	2,972	2,573
Asset-Backed Securities Corp. Home Equity Loan Trust
2.077% due 02/25/2035	1,398	1,181
Bear Stearns Asset-Backed Securities Trust
1.432% due 08/25/2036	9,500	8,518
3.346% due 10/25/2036	602	581
Carlyle High Yield Partners Ltd.
1.240% due 04/19/2022	1,887	1,888
Cavalry CLO Ltd.
2.393% due 01/16/2024	1,511	1,515
CIT Mortgage Loan Trust
2.332% due 10/25/2037	8,503	8,464
Citigroup Mortgage Loan Trust, Inc.
1.262% due 08/25/2036	14,200	11,917
COA Summit CLO Ltd.
2.380% due 04/20/2023	441	441
Countrywide Asset-Backed Certificates
1.122% due 06/25/2035	6,496	5,147
1.122% due 03/25/2037	1,604	1,336
1.162% due 11/25/2047 ^	2,983	2,227
1.182% due 06/25/2047	4,100	3,182
1.192% due 05/25/2047	8,779	5,776
1.232% due 01/25/2046	6,564	5,198
1.232% due 06/25/2047	2,782	2,277
1.262% due 09/25/2036	5,373	5,301
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	6,600	6,620
First Franklin Mortgage Loan Trust
1.122% due 09/25/2036	38	37
1.852% due 09/25/2034	1,408	1,358
Fremont Home Loan Trust
1.312% due 01/25/2036	475	429
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036	9	5
GSAA Trust
1.692% due 06/25/2035	5,000	4,325
GSAMP Trust
1.162% due 11/25/2035	67	23
1.232% due 05/25/2046	12,450	9,480
1.302% due 03/25/2046	10,400	9,200
2.782% due 06/25/2035	6,927	5,867
JPMorgan Mortgage Acquisition Trust
1.242% due 03/25/2037	487	415
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025	2,200	2,199
Long Beach Mortgage Loan Trust
1.152% due 12/25/2036	14,502	7,102
1.242% due 08/25/2045	1,554	1,345
1.542% due 10/25/2034	186	175
1.627% due 11/25/2035	1,000	921
1.717% due 08/25/2035	358	343
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024	2,600	2,600
MASTR Asset-Backed Securities Trust
1.092% due 11/25/2036	24,942	12,120
1.482% due 10/25/2035 ^	5,427	4,709
Merrill Lynch Mortgage Investors Trust
1.092% due 07/25/2037	19,351	11,263
1.092% due 08/25/2037	7,930	4,684
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 10/25/2036	1,372	1,108
1.112% due 02/25/2037	7,368	5,427
1.142% due 04/25/2036	229	229
1.142% due 09/25/2036	1,319	748
1.687% due 12/25/2034	1,575	1,390
NovaStar Mortgage Funding Trust
2.062% due 06/25/2035	3,494	3,382
Octagon Investment Partners Ltd.
1.574% due 05/05/2023	580	581
Option One Mortgage Loan Trust
1.342% due 01/25/2036	7,800	6,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.032% due 10/25/2034		$1,800	$1,612
2.782% due 12/25/2034		1,208	1,093
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		13,230	6,778
Residential Asset Mortgage Products Trust
0.998% due 12/25/2035		1,382	1,086
1.442% due 10/25/2035		6,890	6,148
Residential Asset Securities Corp. Trust
1.252% due 08/25/2036		15,000	11,912
1.452% due 11/25/2035		4,493	3,954
Securitized Asset-Backed Receivables LLC Trust
1.152% due 08/25/2036		795	353
1.222% due 07/25/2036		5,252	3,004
1.642% due 08/25/2035		4,676	2,996
Soundview Home Loan Trust
1.142% due 10/25/2036		8,197	7,907
1.162% due 02/25/2037		808	325
Specialty Underwriting & Residential Finance Trust
1.957% due 12/25/2035		468	428
Structured Asset Investment Loan Trust
1.112% due 07/25/2036		1,757	1,288
1.132% due 09/25/2036		4,521	4,012
1.912% due 06/25/2035		10,000	7,635
Structured Asset Securities Corp. Mortgage Loan Trust
1.142% due 03/25/2036		776	650
1.152% due 12/25/2036		3,710	3,437
2.284% due 04/25/2035		254	241
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036		3,833	3,833
Venture CDO Ltd.
1.261% due 07/22/2021		487	486
VOLT LLC
3.500% due 03/25/2047		5,700	5,717
3.500% due 02/25/2055		4,614	4,652
4.125% due 10/25/2045		681	684
4.250% due 02/26/2046		1,639	1,651
4.250% due 03/26/2046		2,300	2,323
4.375% due 11/27/2045		1,194	1,208
WaMu Asset-Backed Certificates Trust
1.207% due 05/25/2047		8,018	6,520

Total Asset-Backed Securities (Cost $283,846)			296,304

SOVEREIGN ISSUES 1.1%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	15,296	17,501
Brazil Government International Bond
5.625% due 02/21/2047		$4,400	4,279
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	670,000	5,866
Saudi Government International Bond
2.375% due 10/26/2021		$300	295

Total Sovereign Issues (Cost $28,487)			27,941

SHORT-TERM INSTRUMENTS 3.7%

CERTIFICATES OF DEPOSIT 2.8%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		400	400
Barclays Bank PLC
1.804% due 11/06/2017		9,500	9,520
Credit Suisse AG
1.920% due 09/12/2017		8,600	8,621
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		2,900	2,908
Natixis S.A.
1.846% due 09/25/2017		13,900	13,933
Norinchukin Bank
1.733% due 10/10/2017		14,500	14,541
1.733% due 10/12/2017		6,300	6,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017	$4,300	$4,311
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	2,900	2,908
1.882% due 09/18/2017	9,800	9,827

		73,287

COMMERCIAL PAPER 0.9%
Bell Canada
1.230% due 04/18/2017	5,000	4,997
Credit Suisse AG
1.507% due 07/03/2017	500	499
Enbridge Energy Partners LP
1.731% due 04/20/2017	5,000	4,996
Engie
1.638% due 10/04/2017	1,800	1,787
ENI Finance USA, Inc.
1.806% due 10/02/2017	600	596
Mondelez International, Inc.
1.077% due 04/03/2017	8,300	8,299
Natixis NY
1.434% due 07/03/2017	600	598
Standard Chartered Bank
1.465% due 07/03/2017	300	299

		22,071

REPURCHASE AGREEMENTS (f) 0.0%
		525

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017	700	700

U.S. TREASURY BILLS 0.0%
0.688% due 04/20/2017 - 04/27/2017 (b)(c)(k)	1,011	1,010

Total Short-Term Instruments (Cost $97,404)		97,593

Total Investments in Securities (Cost $2,287,987)		2,298,264

	SHARES
INVESTMENTS IN AFFILIATES 12.5%

SHORT-TERM INSTRUMENTS 12.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.5%
PIMCO Short-Term Floating NAV Portfolio III	33,114,382	327,369

Total Short-Term Instruments (Cost $327,361)		327,369

Total Investments in Affiliates (Cost $327,361)		327,369

Total Investments 100.1% (Cost $2,615,348)		$2,625,633

Financial Derivative Instruments (g)(j) 4.3% (Cost or Premiums, net $23,664)		112,296

Other Assets and Liabilities, net (4.4)%		(114,885)

Net Assets 100.0%		$2,623,044

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$525	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(536)	$525	$525

Total Repurchase Agreements						$(536)	$525	$525

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Notes	1.125%	09/30/2021	$7,100	$(6,867)	$(6,870)

Total Short Sales				$(6,867)	$(6,870)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SSB	$525	$0	$0	$0	$525	$(536)	$(11)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(6,870)	(6,870)	0	(6,870)

Total Borrowings and Other Financing Transactions	$525	$0	$0	$(6,870)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $1 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(94,625) at a weighted average interest rate of 0.614%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.500	05/26/2017	109	$1	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	92.500	05/26/2017	556	5	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	90.000	05/26/2017	423	4	0

				$10	$1

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	3,546	$702	$328

Total Purchased Options				$712	$329

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	1,029	$(448)	$(331)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	3,546	$(918)	$(486)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	3,546	(493)	(635)

				$(1,411)	$(1,121)

Total Written Options				$(1,859)	$(1,452)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	29	$51	$8	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	351	(197)	19	(56)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	59	17	18	(1)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	388	(17)	165	0
Mini MSCI EAFE Index June Futures	Long	06/2017	1,622	2,038	0	(340)
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	960	(57)	51	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	960	(93)	77	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	960	130	0	(82)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	351	168	41	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	4,529	(395)	0	(354)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	2,375	404	315	(1)
U.S. Treasury 10-Year Note June Futures	Short	06/2017	253	(269)	0	(55)
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	730	519	228	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	338	261	106	0
United Kingdom Long Gilt June Futures	Long	06/2017	155	468	76	(12)

Total Futures Contracts				$3,028	$1,104	$ (902)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.888%	$	6,300	$46	$119	$0	$(5)
Boston Scientific Corp.	1.000	06/20/2020	0.192		2,000	(52)	0	0	0
Canadian Natural Resources Ltd.	1.000	06/20/2017	0.126		800	(2)	2	0	0
Cigna Corp.	1.000	03/20/2021	0.285		200	(6)	0	0	0
Constellation Energy Group, Inc.	1.000	06/20/2020	0.183		1,000	(26)	0	0	0
General Motors Co.	5.000	12/20/2021	1.255		1,100	186	10	0	(2)
Kraft Heinz Foods Co.	1.000	09/20/2020	0.343		1,500	(34)	1	1	0
Sprint Communications, Inc.	5.000	09/20/2019	1.512		4,000	343	111	0	(3)

						$455	$243	$1	$(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	15,700	$1,646	$(236)	$54	$0
Pay	3-Month USD-LIBOR	1.100	01/23/2018	$	34,800	(62)	(77)	0	0
Pay(4)	3-Month USD-LIBOR	2.200	11/24/2018		290,900	1,420	111	64	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2020		1,300	25	(5)	0	(1)
Receive(4)	3-Month USD-LIBOR	3.000	11/25/2020		148,000	(914)	(59)	0	(29)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		132,400	(1,101)	1,407	0	(93)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021		600	18	0	0	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		70,000	2,945	19	0	(67)
Receive	3-Month USD-LIBOR	1.934	09/01/2022		88,300	723	1,047	0	(94)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		68,700	(846)	3,128	0	(76)
Pay(4)	3-Month USD-LIBOR	2.500	12/15/2023		182,900	(555)	(319)	73	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,800	8	1	0	(3)
Receive(4)	3-Month USD-LIBOR	2.750	12/15/2026		129,100	364	474	0	(63)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		198,210	10,369	9,787	0	(322)
Receive	3-Month USD-LIBOR	2.500	12/16/2030		6,700	(3)	61	0	(13)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		66,300	(1,261)	338	0	(111)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		21,800	762	2,636	0	(36)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		17,900	1,705	2,199	0	(29)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		57,900	5,243	10,319	0	(95)
Receive(4)	3-Month USD-LIBOR	2.285	05/25/2048		28,400	2,887	3,026	0	(46)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	61,400	854	292	28	0
Pay(4)	6-Month EUR-EURIBOR	2.036	02/03/2037		54,700	538	538	0	(122)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	3,100	(113)	(60)	0	(4)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		38,400	(2,764)	(1,259)	0	(117)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		42,500	(1,345)	(772)	0	(211)
Receive(4)	6-Month GBP-LIBOR	2.040	02/01/2037		9,300	(323)	(325)	0	(42)
Receive(4)	6-Month GBP-LIBOR	2.043	02/01/2037		39,400	(1,377)	(1,377)	0	(179)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		6,700	(688)	(278)	0	(95)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	1,980,000	1,742	974	56	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	88,800	(270)	(248)	3	0
Pay	28-Day MXN-TIIE	5.430	06/12/2020		253,500	(693)	(863)	11	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		6,800	(21)	(21)	1	0
Pay	28-Day MXN-TIIE	5.640	06/04/2021		8,000	(25)	(29)	1	0
Pay	28-Day MXN-TIIE	5.630	07/07/2021		21,700	(68)	(77)	2	0
Pay	28-Day MXN-TIIE	5.660	11/09/2021		21,500	(72)	(78)	2	0
Pay	28-Day MXN-TIIE	5.580	11/10/2021		30,000	(105)	(107)	3	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		207,100	(797)	(633)	19	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	6,900	8	72	0	(6)

						$17,854	$29,606	$317	$(1,854)

Total Swap Agreements						$18,309	$29,849	$318	$(1,864)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $2,702 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $48,711 and cash of $3,595 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$329	$1,104	$318	$1,751	$ (1,452)	$ (902)	$ (1,864)	$ (4,218)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	05/2017	AUD	255,159		$195,222	$379	$(1)
	06/2017	SGD	517		369	0	(1)
BOA	04/2017	AUD	245,697		188,430	718	0
	04/2017	DKK	965		138	0	(1)
	04/2017	EUR	30,134		31,948	0	(200)
	04/2017	ILS	524		144	0	(1)
	04/2017		$2,683	DKK	18,383	0	(47)
	04/2017		316,697	EUR	295,013	0	(1,977)
	04/2017		550,575	JPY	61,223,940	0	(643)
	05/2017	EUR	295,013		$317,091	1,975	0
	05/2017	JPY	61,223,940		551,152	672	0
	05/2017	SEK	31,151		3,494	13	0
	05/2017		$105	ILS	396	4	0
	07/2017	DKK	21,968		$3,212	47	0
	07/2017	ILS	18,395		5,076	0	(17)
	04/2018	DKK	2,920		430	3	0
BPS	04/2017	BRL	124,356		36,108	0	(3,615)
	04/2017	JPY	70,512,104		628,957	0	(4,404)
	04/2017	MXN	631,458		31,519	0	(2,140)
	04/2017		$39,249	BRL	124,356	474	0
	04/2017		524,578	EUR	488,493	168	(3,621)
	04/2017		134	MXN	2,534	1	0
	05/2017	EUR	458,305		$493,153	3,617	0
	05/2017	GBP	5,033		6,269	0	(41)
	05/2017	JPY	912,900		8,169	0	(39)
	05/2017	SEK	8,095		907	3	0
BRC	05/2017	CHF	19,523		19,544	22	0
CBK	04/2017	AUD	6,362		4,868	7	0
	04/2017	CHF	192,959		192,213	0	(428)
	04/2017		$1,079	GBP	880	24	0
	04/2017		92,274	JPY	10,225,764	0	(423)
	05/2017	JPY	10,225,764		$92,376	434	0
	05/2017	NOK	28,784		3,357	3	0
DUB	04/2017	BRL	249,301		77,336	0	(2,297)
	04/2017	ILS	20,423		5,413	0	(225)
	04/2017	RUB	1,081,802		18,099	0	(1,048)
	04/2017		$79,683	BRL	249,301	198	(247)
	06/2017	SGD	45,420		$32,174	0	(315)
FBF	04/2017	CHF	21,978		21,861	0	(81)
	05/2017		$14,334	RUB	863,580	832	0
GLM	04/2017	EUR	28,502		$30,049	0	(357)
	04/2017	GBP	370,145		460,303	0	(3,451)
	04/2017	JPY	1,682,900		14,812	0	(305)
	04/2017	NOK	1,560		185	4	0
	04/2017		$39,540	DKK	272,697	0	(436)
	04/2017		10,577	MXN	220,146	1,157	0
	04/2017		11,698	SEK	105,340	58	0
	05/2017	ZAR	6,060		$440	0	(9)
	07/2017	DKK	272,697		39,727	444	0
HUS	04/2017	BRL	82,288		26,574	289	0
	04/2017	DKK	23,635		3,351	0	(38)
	04/2017	ILS	563		152	0	(3)
	04/2017		$25,972	BRL	82,288	314	0
	04/2017		458,708	GBP	369,265	3,944	0
	05/2017	AUD	6,800		$5,185	0	(8)
	05/2017	CHF	4,795		4,798	3	0
	05/2017	EUR	36,652		39,249	99	0
	05/2017	GBP	377,452		469,242	0	(3,977)
	05/2017	SEK	210,095		23,576	98	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2017	HKD	652,893		$84,199	$48	$0
	06/2017	KRW	823,513		714	0	(24)
	01/2021	BRL	3,010		464	0	(303)
IND	04/2017	NOK	38,761		4,628	114	0
	05/2017		1,720		200	0	0
	05/2017	SEK	424,544		47,622	181	0
	06/2017	SGD	581		417	1	0
JPM	04/2017	BRL	184,358		56,340	0	(2,549)
	04/2017	CHF	6,311		6,252	0	(49)
	04/2017	ILS	551		152	0	0
	04/2017	NZD	4,032		2,865	39	0
	04/2017	SEK	737,435		81,586	0	(711)
	04/2017		$58,923	BRL	184,358	214	(248)
	04/2017		1,516	EUR	1,412	0	(10)
	04/2017		150	MXN	2,884	3	0
	05/2017	EUR	8,466		$9,052	10	0
	06/2017	HKD	8,037		1,036	0	0
MSB	04/2017	BRL	48,572		14,063	0	(1,452)
	04/2017		$15,330	BRL	48,572	185	0
RBC	04/2017	DKK	266,480		$38,793	580	0
	04/2017		$203,085	CHF	201,725	0	(1,693)
	05/2017	CHF	204,496		$206,184	1,696	0
SCX	04/2017		$6,531	JPY	745,300	164	0
	05/2017		97	ILS	365	4	0
SOG	05/2017	NOK	111,653		$13,022	15	0
TOR	04/2017	BRL	48,573		13,905	0	(1,611)
	04/2017		$15,331	BRL	48,573	185	0
UAG	04/2017	EUR	726,283		$770,466	0	(4,332)
	04/2017	NOK	100,115		11,632	0	(28)

Total Forward Foreign Currency Contracts						$19,443	$(43,406)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	18,421	$584	$1,826
	Put - OTC USD versus MXN		19.000	01/05/2018	$	24,076	226	779
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	5,732	196	568
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	29,055	363	116
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	11,700	14	15
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	15,000	139	60

							$1,522	$3,364

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	5,600	$548	$124
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		5,600	548	731
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		11,400	1,053	253
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		11,400	1,163	1,487
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		19,800	2,269	879
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		19,800	2,269	2,930
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	17,800	468	465
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	18,400	936	1,033
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	12,700	336	369
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	36,700	1,899	2,060
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	19,200	513	538
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	977,200	460	173
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		151,100	857	412

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240%	05/16/2018	$	11,200	$1,122	$265
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		11,200	1,122	1,509
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		19,900	1,974	527
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		19,900	1,974	2,551
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		57,100	2,745	3,165
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		40,200	4,630	1,982
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		40,200	4,630	5,747
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		300,300	173	53

								$31,689	$27,253

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$631,100	$568	$288
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	535,700	54	0

						$622	$288

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 3,600	$314	$319

Total Purchased Options					$34,147	$31,224

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	18,421	$(592)	$(84)
	Put - OTC USD versus MXN		18.000	01/05/2018	$	48,152	(194)	(685)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	5,732	(196)	(26)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	5,017	(267)	(3)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	38,062	(364)	(79)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		19,600	(138)	(41)
	Call - OTC EUR versus USD	$	1.076	04/19/2017	EUR	11,700	(100)	(46)
	Put - OTC EUR versus USD		1.076	04/19/2017		11,700	(100)	(138)

							$ (1,951)	$(1,102)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$92,200	$(959)	$(1,263)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	183,900	(1,958)	(2,519)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	434,300	(460)	(267)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	285,400	(3,021)	(3,994)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	32,500	(858)	(421)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	115,500	(176)	(71)

							$(7,432)	$(8,535)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$1,262,200	$(656)	$(241)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	535,700	0	0

						$(656)	$(241)

Total Written Options						$(10,039)	$(9,878)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		60,640		(19,089)		(29,210)		(4,220)		8,121
Notional Amount in $	$	924,051		$3,171,782		$(128,956)	$	(838,635)	$	(133,373)	$	2,994,869
Notional Amount in CAD	CAD	0	CAD	57,662	CAD	0	CAD	0	CAD	0	CAD	57,662
Notional Amount in EUR	EUR	219,548	EUR	247,905	EUR	0	EUR	(326,618)	EUR	(93,282)	EUR	47,553
Notional Amount in GBP	GBP	0	GBP	87,008	GBP	0	GBP	(69,400)	GBP	(17,608)	GBP	0
Premiums	$	(20,489)		$(27,290)		$7,536	$	22,688	$	5,657	$	(11,898)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Volvo Treasury AB	1.000%	03/20/2021	0.496%	EUR	1,200	$(65)	$91	$26	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$400	$54	$(3)	$51	$0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	400	53	(2)	51	0
GST	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	4,800	665	(56)	609	0

					$772	$(61)	$711	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	6,240,000	$0	$316	$316	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		9,350,000	0	473	473	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		12,470,000	0	631	631	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	52,400	(4)	(391)	0	(395)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	12,475,000	0	631	631	0

							$ (4)	$1,660	$ 2,051	$(395)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	NDDUEAFE Index	9,892	3-Month USD-LIBOR plus a specified spread	11/08/2017	$ 50,145	$0	$1,525	$1,525	$0
	Receive	NDDUEAFE Index	41,359	3-Month USD-LIBOR plus a specified spread	02/14/2018	211,045	0	4,978	4,978	0
	Receive	NDDUEAFE Index	72,040	3-Month USD-LIBOR plus a specified spread	03/21/2018	368,998	0	7,346	7,346	0
CBK	Receive	NDDUEAFE Index	48,660	3-Month USD-LIBOR less a specified spread	07/13/2017	222,967	0	31,422	31,422	0
DUB	Receive	NDDUEAFE Index	43,063	3-Month USD-LIBOR less a specified spread	06/07/2017	206,858	0	18,158	18,158	0
	Receive	NDDUEAFE Index	33,465	3-Month USD-LIBOR less a specified spread	06/21/2017	163,228	0	11,390	11,390	0
FBF	Receive	NDDUEAFE Index	29,364	3-Month USD-LIBOR less a specified spread	06/07/2017	150,967	0	2,543	2,543	0
	Receive	NDDUEAFE Index	32,933	3-Month USD-LIBOR less a specified spread	06/21/2017	160,633	0	11,213	11,213	0
JPM	Receive	NDDUEAFE Index	50,760	3-Month USD-LIBOR plus a specified spread	02/14/2018	251,768	0	13,132	13,132	0
	Receive	NDDUEAFE Index	96,505	3-Month USD-LIBOR plus a specified spread	02/22/2018	492,441	0	11,635	11,635	0
UBS	Receive	NDDUEAFE Index	16,132	3-Month USD-LIBOR plus a specified spread	03/07/2018	82,630	0	1,645	1,645	0

							$0	$114,987	$114,987	$0

Total Swap Agreements							$703	$116,677	$117,775	$(395)

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $8,565 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$379	$0	$0	$379	$(2)	$0	$0	$(2)	$377	$0	$377
BOA	3,432	855	367	4,654	(2,886)	0	0	(2,886)	1,768	(1,240)	528
BPS	4,263	5,549	13,849	23,661	(13,860)	0	0	(13,860)	9,801	(12,590)	(2,789)
BRC	22	753	0	775	0	(241)	0	(241)	534	(740)	(206)
CBK	468	1,033	31,946	33,447	(851)	(1,263)	0	(2,114)	31,333	(31,437)	(104)
DUB	198	2,974	30,179	33,351	(4,132)	(769)	0	(4,901)	28,450	(49,371)	(20,921)
FBF	832	568	13,756	15,156	(81)	(29)	0	(110)	15,046	(16,650)	(1,604)
GLM	1,663	2,176	0	3,839	(4,558)	(2,598)	(395)	(7,551)	(3,712)	2,009	(1,703)
GST	0	0	609	609	0	0	0	0	609	(590)	19
HUS	4,795	0	0	4,795	(4,353)	0	0	(4,353)	442	116	558
IND	296	0	0	296	0	0	0	0	296	0	296
JPM	266	613	25,424	26,303	(3,567)	(225)	0	(3,792)	22,511	(26,511)	(4,000)
MSB	185	0	0	185	(1,452)	0	0	(1,452)	(1,267)	1,522	255
MYC	0	16,650	0	16,650	0	(4,682)	0	(4,682)	11,968	(12,784)	(816)
RBC	2,276	0	0	2,276	(1,693)	0	0	(1,693)	583	(560)	23
RYL	0	53	0	53	0	(71)	0	(71)	(18)	0	(18)
SCX	168	0	0	168	0	0	0	0	168	0	168
SOG	15	0	0	15	0	0	0	0	15	(10)	5
TOR	185	0	0	185	(1,611)	0	0	(1,611)	(1,426)	1,617	191
UAG	0	0	0	0	(4,360)	0	0	(4,360)	(4,360)	3,301	(1,059)
UBS	0	0	1,645	1,645	0	0	0	0	1,645	0	1,645

Total Over the Counter	$19,443	$31,224	$117,775	$168,442	$(43,406)	$(9,878)	$(395)	$(53,679)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$328	$0	$1	$329
Futures	0	0	0	0	1,104	1,104
Swap Agreements	0	1	0	0	317	318

	$0	$1	$328	$0	$1,422	$1,751

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,443	$0	$19,443
Purchased Options	0	0	0	3,364	27,860	31,224
Swap Agreements	0	737	114,987	0	2,051	117,775

	$0	$737	$114,987	$22,807	$29,911	$168,442

	$0	$738	$115,315	$22,807	$31,333	$170,193

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,121	$0	$331	$1,452
Futures	0	0	340	0	562	902
Swap Agreements	0	10	0	0	1,854	1,864

	$0	$10	$1,461	$0	$2,747	$4,218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,406	$0	$43,406
Written Options	0	0	0	1,102	8,776	9,878
Swap Agreements	0	0	0	0	395	395

	$0	$0	$0	$44,508	$9,171	$53,679

	$0	$10	$1,461	$44,508	$11,918	$57,897

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,023)	$0	$(705)	$(2,728)
Written Options	0	0	1,518	0	4,571	6,089
Futures	0	0	4,403	0	(11,601)	(7,198)
Swap Agreements	0	5,975	0	0	(30,398)	(24,423)

	$0	$5,975	$3,898	$0	$(38,133)	$(28,260)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,645	$0	$58,645
Purchased Options	0	(10)	0	(3,708)	(2,549)	(6,267)
Written Options	0	25	0	8,270	1,571	9,866
Swap Agreements	0	1,005	85,096	(4)	(2,670)	83,427

	$0	$1,020	$85,096	$63,203	$(3,648)	$145,671

	$0	$6,995	$88,994	$63,203	$(41,781)	$117,411

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(375)	$0	$(29)	$(404)
Written Options	0	0	290	0	118	408
Futures	0	0	2,412	0	4,809	7,221
Swap Agreements	0	(2,086)	0	0	95,236	93,150

	$0	$(2,086)	$2,327	$0	$100,134	$100,375

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,569	$0	$49,569
Purchased Options	0	11	0	1,734	(4,548)	(2,803)
Written Options	0	(24)	0	141	(129)	(12)
Swap Agreements	0	896	157,366	0	10,453	168,715

	$0	$883	$157,366	$51,444	$5,776	$215,469

	$0	$(1,203)	$159,693	$51,444	$105,910	$315,844

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,793	$0	$1,793
Corporate Bonds & Notes
Banking & Finance	0	233,516	0	233,516
Industrials	0	42,741	0	42,741
Utilities	0	44,499	0	44,499
Municipal Bonds & Notes
California	0	3,117	0	3,117
Illinois	0	1,943	0	1,943
U.S. Government Agencies	0	71,694	0	71,694
U.S. Treasury Obligations	0	1,320,161	0	1,320,161
Non-Agency Mortgage-Backed Securities	0	156,962	0	156,962
Asset-Backed Securities	0	296,304	0	296,304
Sovereign Issues	0	27,941	0	27,941
Short-Term Instruments
Certificates of Deposit	0	73,287	0	73,287
Commercial Paper	0	22,071	0	22,071
Repurchase Agreements	0	525	0	525
Short-Term Notes	0	700	0	700
U.S. Treasury Bills	0	1,010	0	1,010

	$0	$2,298,264	$0	$2,298,264

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$327,369	$0	$0	$327,369

Total Investments	$327,369	$2,298,264	$0	$2,625,633

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(6,870)	$0	$(6,870)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,104	647	0	1,751
Over the counter	0	168,442	0	168,442

	$1,104	$169,089	$0	$170,193

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(902)	(3,316)	0	(4,218)
Over the counter	0	(53,679)	0	(53,679)

	$(902)	$(56,995)	$0	$(57,897)

Total Financial Derivative Instruments	$202	$112,094	$0	$112,296

Totals	$327,571	$2,403,488	$0	$2,731,059

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.1%

CORPORATE BONDS & NOTES 51.7%

BANKING & FINANCE 14.8%
AerCap Ireland Capital DAC
4.500% due 05/15/2021		$200	$210
American International Group, Inc.
3.900% due 04/01/2026		1,600	1,606
4.500% due 07/16/2044		3,000	2,870
American Tower Corp.
3.125% due 01/15/2027		1,800	1,688
Aviation Loan Trust
3.241% due 12/15/2022		967	878
Banco do Brasil S.A.
6.000% due 01/22/2020		1,300	1,388
Bank of America Corp.
4.100% due 07/24/2023		300	315
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.850% due 09/08/2021		1,800	1,807
Barclays Bank PLC
7.625% due 11/21/2022		2,500	2,739
10.179% due 06/12/2021		740	929
Barclays PLC
7.875% due 09/15/2022 (d)	GBP	700	911
8.000% due 12/15/2020 (d)	EUR	200	232
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$700	732
Blackstone CQP Holdco LP
6.500% due 03/20/2021		900	904
BNP Paribas S.A.
7.625% due 03/30/2021 (d)		800	852
BPCE S.A.
4.500% due 03/15/2025		900	887
4.625% due 07/11/2024		1,200	1,195
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,135
Citigroup, Inc.
6.625% due 06/15/2032		600	733
8.125% due 07/15/2039		780	1,149
Cooperatieve Rabobank UA
3.750% due 07/21/2026		1,000	979
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		800	816
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		800	869
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		1,400	1,407
Crown Castle International Corp.
4.000% due 03/01/2027		200	202
Deutsche Bank AG
4.250% due 10/14/2021		3,000	3,077
Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	2,960
FMR LLC
4.950% due 02/01/2033		2,000	2,164
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		4,086	4,323
Goldman Sachs Group, Inc.
2.789% due 10/28/2027		1,500	1,546
3.850% due 07/08/2024		1,400	1,436
5.375% due 05/10/2020 (d)		1,300	1,331
HBOS PLC
6.750% due 05/21/2018		1,900	1,990
HSBC Holdings PLC
6.375% due 09/17/2024 (d)		900	908
6.500% due 09/15/2037		1,500	1,853
Intercontinental Exchange, Inc.
4.000% due 10/15/2023		3,000	3,182
International Lease Finance Corp.
6.250% due 05/15/2019		1,500	1,617
JPMorgan Chase & Co.
2.950% due 10/01/2026		1,000	952

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2019 (d)		$2,400	$2,430
5.300% due 05/01/2020 (d)		500	519
Kimco Realty Corp.
2.800% due 10/01/2026		1,600	1,473
MetLife, Inc.
10.750% due 08/01/2069		2,000	3,095
Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,529
Nationwide Building Society
4.000% due 09/14/2026		1,600	1,552
Navient Corp.
5.500% due 01/15/2019		700	727
5.625% due 08/01/2033		1,000	782
Old Republic International Corp.
3.875% due 08/26/2026		300	296
Pacific Life Insurance Co.
9.250% due 06/15/2039		1,200	1,870
Principal Life Global Funding
2.250% due 10/15/2018		600	604
Progressive Corp.
3.700% due 01/26/2045		1,400	1,333
Prudential Financial, Inc.
4.600% due 05/15/2044		1,500	1,588
Rio Oil Finance Trust
9.250% due 07/06/2024		591	601
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (d)		1,900	2,251
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (d)	GBP	200	263
Spirit Realty LP
4.450% due 09/15/2026		$1,500	1,482
Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,193
U.S. Bancorp
5.300% due 04/15/2027 (d)		200	204
Wells Fargo & Co.
3.300% due 09/09/2024		2,000	2,005
3.900% due 05/01/2045		700	672
4.400% due 06/14/2046		1,400	1,356
4.900% due 11/17/2045		700	735
5.606% due 01/15/2044		200	229
Wells Fargo Bank N.A.
5.850% due 02/01/2037		750	904
6.600% due 01/15/2038		400	526
Weyerhaeuser Co.
7.375% due 03/15/2032		1,200	1,582
WP Carey, Inc.
4.000% due 02/01/2025		1,600	1,583

			88,156

INDUSTRIALS 25.4%
21st Century Fox America, Inc.
6.150% due 02/15/2041		2,500	2,980
AbbVie, Inc.
4.400% due 11/06/2042		3,100	2,970
Actavis Funding SCS
3.800% due 03/15/2025		800	807
Activision Blizzard, Inc.
6.125% due 09/15/2023		1,500	1,624
American Airlines Pass-Through Trust
3.000% due 04/15/2030		700	671
3.650% due 12/15/2029		500	497
4.375% due 04/01/2024		657	661
Amgen, Inc.
4.563% due 06/15/2048		2,169	2,162
4.950% due 10/01/2041		1,214	1,268
Anadarko Petroleum Corp.
7.950% due 06/15/2039		800	1,033
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037		900	1,190
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026		600	608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042	$1,500	$1,624
Anthem, Inc.
4.650% due 01/15/2043	1,600	1,636
Apple, Inc.
2.450% due 08/04/2026	1,500	1,421
3.850% due 05/04/2043	1,300	1,248
Barrick International Barbados Corp.
6.350% due 10/15/2036	600	684
Baxter International, Inc.
2.600% due 08/15/2026	1,500	1,408
Becton Dickinson and Co.
3.734% due 12/15/2024	647	667
Boston Scientific Corp.
7.375% due 01/15/2040	2,000	2,511
Canadian Pacific Railway Co.
2.900% due 02/01/2025	1,500	1,473
4.800% due 08/01/2045	700	759
Comcast Corp.
3.200% due 07/15/2036	1,300	1,158
6.400% due 05/15/2038	50	64
6.500% due 11/15/2035	200	256
6.550% due 07/01/2039	2,000	2,595
6.950% due 08/15/2037	700	944
7.050% due 03/15/2033	600	799
Cox Communications, Inc.
8.375% due 03/01/2039	1,600	2,003
CVS Pass-Through Trust
4.704% due 01/10/2036	3,190	3,315
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	600	878
Diamond Finance Corp.
5.450% due 06/15/2023	2,500	2,701
Discovery Communications LLC
4.950% due 05/15/2042	2,700	2,448
DISH DBS Corp.
7.875% due 09/01/2019	1,064	1,176
Domtar Corp.
6.750% due 02/15/2044	1,500	1,580
Dynegy, Inc.
5.875% due 06/01/2023	100	92
7.375% due 11/01/2022	100	100
Ecopetrol S.A.
4.250% due 09/18/2018	2,000	2,063
7.375% due 09/18/2043	2,000	2,147
Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,392
Encana Corp.
6.500% due 08/15/2034	500	563
Energy Transfer Partners LP
4.050% due 03/15/2025	1,800	1,786
6.625% due 10/15/2036	500	557
7.500% due 07/01/2038	400	474
Enterprise Products Operating LLC
4.450% due 02/15/2043	2,600	2,469
5.750% due 03/01/2035	200	220
EQT Midstream Partners LP
4.125% due 12/01/2026	400	397
Fidelity National Information Services, Inc.
3.000% due 08/15/2026	1,600	1,510
Ford Motor Co.
7.450% due 07/16/2031	2,200	2,781
Freeport-McMoRan, Inc.
5.450% due 03/15/2043	400	339
General Electric Co.
6.750% due 03/15/2032	831	1,122
6.875% due 01/10/2039	344	489
Goldcorp, Inc.
5.450% due 06/09/2044	1,600	1,697
GTL Trade Finance, Inc.
5.893% due 04/29/2024	792	798
Hess Corp.
5.800% due 04/01/2047	1,500	1,565

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Paper Co.
3.000% due 02/15/2027	$1,500	$1,405
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	1,500	1,745
Kraft Heinz Foods Co.
3.000% due 06/01/2026	1,000	942
6.500% due 02/09/2040	800	959
Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,200	1,162
Latam Airlines Pass-Through Trust
4.500% due 08/15/2025	627	615
Macy’s Retail Holdings, Inc.
6.900% due 04/01/2029	500	536
Masco Corp.
7.750% due 08/01/2029	2,400	3,092
Medtronic, Inc.
4.625% due 03/15/2045	2,100	2,261
Microsoft Corp.
3.750% due 02/12/2045	1,300	1,234
NBCUniversal Media LLC
6.400% due 04/30/2040	1,100	1,406
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	950	993
NVIDIA Corp.
3.200% due 09/16/2026	1,700	1,652
ONEOK Partners LP
6.200% due 09/15/2043	2,000	2,246
Oracle Corp.
3.850% due 07/15/2036	1,500	1,472
4.125% due 05/15/2045	1,900	1,852
4.500% due 07/08/2044	1,500	1,548
Owens Corning
3.400% due 08/15/2026	1,300	1,261
Petroleos Mexicanos
5.500% due 06/27/2044	4,000	3,550
5.625% due 01/23/2046	1,100	984
6.500% due 06/02/2041	1,000	995
Pfizer, Inc.
7.200% due 03/15/2039	670	957
Pride International LLC
7.875% due 08/15/2040	200	186
QVC, Inc.
5.950% due 03/15/2043	2,100	1,933
Regency Energy Partners LP
5.000% due 10/01/2022	900	958
Reynolds American, Inc.
6.150% due 09/15/2043	2,000	2,418
Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,200	1,257
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	1,500	1,570
SFR Group S.A.
7.375% due 05/01/2026	1,100	1,137
Siemens Financieringsmaatschappij NV
3.300% due 09/15/2046	1,500	1,308
Southern Co.
3.250% due 07/01/2026	800	765
Southern Copper Corp.
5.250% due 11/08/2042	1,000	985
Studio City Co. Ltd.
7.250% due 11/30/2021	1,600	1,710
Suncor Energy, Inc.
6.500% due 06/15/2038	200	252
Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	500	484
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	122
8.375% due 06/15/2032	2,400	3,054
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	29	32
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,800	1,806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thomson Reuters Corp.
5.650% due 11/23/2043	$3,500	$3,899
Time Warner Cable LLC
5.500% due 09/01/2041	1,297	1,330
5.875% due 11/15/2040	400	426
6.550% due 05/01/2037	700	805
Time Warner, Inc.
4.650% due 06/01/2044	200	190
6.250% due 03/29/2041	100	115
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	123
7.250% due 08/15/2038	300	407
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	408	437
United Airlines Pass-Through Trust
4.000% due 10/11/2027	915	950
UnitedHealth Group, Inc.
6.625% due 11/15/2037	1,300	1,733
Vale Overseas Ltd.
6.875% due 11/10/2039	1,600	1,719
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	1,200	1,079
Vessel Management Services, Inc.
3.432% due 08/15/2036	1,938	1,904
Viacom, Inc.
4.850% due 12/15/2034	1,100	1,067
5.250% due 04/01/2044	1,400	1,378
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,400	1,606
6.200% due 04/15/2038	900	1,175
Waste Management, Inc.
4.100% due 03/01/2045	1,300	1,308
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,592
8.750% due 03/15/2032	137	174
Williams Partners LP
4.900% due 01/15/2045	1,500	1,449
Woodside Finance Ltd.
3.700% due 09/15/2026	1,600	1,566

		151,656

UTILITIES 11.5%
Alabama Power Co.
3.750% due 03/01/2045	1,300	1,222
Anadarko Finance Co.
7.500% due 05/01/2031	900	1,143
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,803
7.000% due 04/01/2038	100	135
AT&T, Inc.
4.500% due 03/09/2048	2,073	1,864
4.550% due 03/09/2049	3,750	3,376
4.750% due 05/15/2046	1,000	940
4.800% due 06/15/2044	2,400	2,257
5.350% due 09/01/2040	361	372
Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	400	494
6.500% due 09/15/2037	1,600	2,088
British Telecommunications PLC
9.125% due 12/15/2030	600	902
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	938	313
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	1,200	1,252
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	542
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	909
Emera, Inc.
6.750% due 06/15/2076	1,400	1,535
Enable Midstream Partners LP
5.000% due 05/15/2044	1,900	1,739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FirstEnergy Corp.
7.375% due 11/15/2031	$400	$523
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,109
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	611
Koninklijke KPN NV
8.375% due 10/01/2030	2,000	2,686
Majapahit Holding BV
7.750% due 01/20/2020	900	1,018
NGPL PipeCo LLC
7.768% due 12/15/2037	700	795
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,431
Pacific Gas & Electric Co.
5.400% due 01/15/2040	200	237
5.800% due 03/01/2037	1,000	1,238
PacifiCorp
6.000% due 01/15/2039	1,300	1,652
Petrobras Global Finance BV
6.875% due 01/20/2040	1,600	1,531
7.375% due 01/17/2027	2,700	2,861
8.375% due 05/23/2021	600	680
Plains All American Pipeline LP
4.700% due 06/15/2044	1,100	999
5.150% due 06/01/2042	1,400	1,333
6.650% due 01/15/2037	100	112
Progress Energy, Inc.
7.750% due 03/01/2031	400	558
SES S.A.
5.300% due 04/04/2043	1,800	1,570
Shell International Finance BV
3.625% due 08/21/2042	1,100	994
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,305
Southern California Edison Co.
5.625% due 02/01/2036	200	242
6.000% due 01/15/2034	300	375
Telefonica Europe BV
8.250% due 09/15/2030	2,500	3,406
Verizon Communications, Inc.
4.125% due 08/15/2046	1,800	1,559
4.672% due 03/15/2055	3,422	3,071
5.012% due 08/21/2054	8,500	8,147
5.250% due 03/16/2037	1,800	1,865
Virginia Electric & Power Co.
8.875% due 11/15/2038	1,000	1,623
Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,460

		68,877

Total Corporate Bonds & Notes (Cost $302,936)		308,689

MUNICIPAL BONDS & NOTES 3.3%

CALIFORNIA 1.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,300	1,870
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	400	565
7.500% due 04/01/2034	600	851
7.550% due 04/01/2039	700	1,027
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,152
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	100	134
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	2,097

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	$2,000	$1,968

		10,664

GEORGIA 0.5%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,957	3,322

NEVADA 0.0%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.100% due 06/01/2039	200	219

NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	527

NEW YORK 0.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	508
6.814% due 11/15/2040	1,400	1,885

		2,393

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	323

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	1,700	2,442

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	91

Total Municipal Bonds & Notes (Cost $17,930)		19,981

U.S. GOVERNMENT AGENCIES 15.6%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	20,000	12,869
1.182% due 10/27/2037	1	1
3.500% due 08/01/2046	5,330	5,468
3.980% due 07/01/2021	2,500	2,650
5.625% due 04/17/2028	100	125
6.210% due 08/06/2038	9,643	13,981
Fannie Mae, TBA
3.000% due 04/01/2047	4,600	4,562
3.500% due 05/01/2047	27,000	27,563
Freddie Mac
0.000% due 03/15/2031 (a)	1,100	689
5.000% due 04/15/2038	133	146
6.250% due 07/15/2032	500	696
6.750% due 03/15/2031	2,800	4,010
Ginnie Mae
3.500% due 11/20/2044	1,425	1,387
5.500% due 10/20/2037	503	592
Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,359
Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 04/15/2030 (a)	16,400	12,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	$2,300	$1,521
Small Business Administration
5.290% due 12/01/2027	167	180
Tennessee Valley Authority
4.875% due 01/15/2048	1,050	1,248
5.250% due 09/15/2039	400	506

Total U.S. Government Agencies (Cost $88,129)		92,933

U.S. TREASURY OBLIGATIONS 36.5%
U.S. Treasury Bonds
2.250% due 08/15/2046	5,529	4,678
2.500% due 02/15/2046 (h)(j)	10,000	8,961
2.500% due 05/15/2046 (f)	19,509	17,466
2.750% due 08/15/2042 (h)(j)	9,800	9,342
2.875% due 05/15/2043 (h)	13,737	13,375
2.875% due 11/15/2046 (f)	51,711	50,167
3.000% due 05/15/2045 (h)	3,400	3,380
3.125% due 02/15/2043 (f)	23,800	24,273
4.375% due 05/15/2040 (h)(j)	1,200	1,490
U.S. Treasury Inflation Protected Securities (c)
0.750% due 02/15/2045 (h)	928	885
1.375% due 02/15/2044 (h)	8,571	9,468
U.S. Treasury Notes
2.000% due 11/15/2026 (f)	1,940	1,874
2.250% due 02/15/2027 (f)	39,500	38,996
U.S. Treasury STRIPS
0.000% due 05/15/2032 (a)	1,100	717
0.000% due 11/15/2032 (a)	7,400	4,737
0.000% due 08/15/2033 (a)	2,500	1,559
0.000% due 11/15/2033 (a)	500	309
0.000% due 05/15/2034 (a)	600	364
0.000% due 11/15/2034 (a)	200	119
0.000% due 08/15/2040 (a)	18,800	9,225
0.000% due 11/15/2040 (a)	12,200	5,940
0.000% due 08/15/2042 (a)	2,600	1,185
0.000% due 05/15/2043 (a)	7,000	3,108
0.000% due 11/15/2043 (a)	1,000	440
0.000% due 11/15/2044 (a)	13,200	5,602
0.000% due 02/15/2045 (a)	200	84

Total U.S. Treasury Obligations (Cost $217,396)		217,744

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	1,200	1,357
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,187
4.957% due 08/10/2035	700	745
Bear Stearns Adjustable Rate Mortgage Trust
3.346% due 01/25/2035	6	6
Citigroup Mortgage Loan Trust, Inc.
3.534% due 03/25/2034	91	90
Credit Suisse Mortgage Capital Certificates
3.500% due 03/25/2054	1,664	1,668
DBUBS Mortgage Trust
2.208% due 07/12/2044	1,021	1,035
Downey Savings & Loan Association Mortgage Loan Trust
2.881% due 07/19/2044	56	55
GSMPS Mortgage Loan Trust
1.332% due 01/25/2036	1,465	1,239
Homestar Mortgage Acceptance Corp.
1.682% due 06/25/2034	605	599
Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034	1,400	1,357
IndyMac Mortgage Loan Trust
1.162% due 07/25/2047	178	119
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046	1,130	1,156
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	1,258	1,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
3.036% due 11/25/2035	$1,473	$1,476
RBSSP Resecuritization Trust
3.276% due 12/25/2035	1,442	1,448
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043	1,600	1,568
Structured Adjustable Rate Mortgage Loan Trust
3.379% due 02/25/2034	18	18
Structured Asset Mortgage Investments Trust
1.172% due 07/25/2046 ^	76	63
1.202% due 05/25/2036	143	123
WaMu Mortgage Pass-Through Certificates Trust
1.352% due 05/25/2034	1,395	1,244
1.402% due 06/25/2044	198	186
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,300	1,377
Wells Fargo Mortgage Loan Trust
3.040% due 02/27/2036	1,867	1,904
Wells Fargo Mortgage-Backed Securities Trust
3.103% due 01/25/2035	677	675

Total Non-Agency Mortgage-Backed Securities (Cost $21,764)		21,972

ASSET-BACKED SECURITIES 5.2%
Accredited Mortgage Loan Trust
1.852% due 01/25/2035	1,078	1,011
Blue Hill CLO Ltd.
2.203% due 01/15/2026	1,400	1,402
CIFC Funding Ltd.
2.239% due 01/29/2025	1,000	1,001
2.423% due 01/17/2027	2,000	2,014
CIT Mortgage Loan Trust
2.332% due 10/25/2037	1,493	1,486
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	1,500	1,505
Equifirst Loan Securitization Trust
1.152% due 04/25/2037	1,425	1,263
First Franklin Mortgage Loan Trust
1.932% due 07/25/2033	1,431	1,374
GoldenTree Loan Opportunities Ltd.
2.409% due 10/29/2026	1,900	1,909
HSI Asset Securitization Corp. Trust
1.142% due 05/25/2037	1,303	1,218
JPMorgan Mortgage Acquisition Trust
1.432% due 11/25/2036	1,615	1,325
NYMT Residential
4.000% due 03/25/2021	859	856
RAAC Trust
1.662% due 05/25/2044	1,233	1,213
Securitized Asset-Backed Receivables LLC Trust
1.222% due 03/25/2036	1,326	1,263
SLM Student Loan Trust
2.538% due 04/25/2023	207	212
Specialty Underwriting & Residential Finance Trust
1.372% due 12/25/2036	1,400	1,261
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046	1,256	1,257
Structured Asset Investment Loan Trust
1.132% due 06/25/2036	1,387	1,236
1.142% due 05/25/2036	1,391	1,278
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036	1,004	1,001
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	1,083	1,091
VOLT LLC
4.000% due 05/25/2046	1,390	1,404
4.250% due 03/26/2046	934	944
WhiteHorse Ltd.
2.235% due 02/03/2025	2,500	2,501

Total Asset-Backed Securities (Cost $30,747)		31,025

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$800	$859
Colombia Government International Bond
6.125% due 01/18/2041		1,200	1,374
Mexico Government International Bond
4.600% due 01/23/2046		534	513
Saudi Government International Bond
4.500% due 10/26/2046		1,300	1,284
Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,077

Total Sovereign Issues (Cost $5,058)			5,107

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (e) 0.0%
			294

ARGENTINA TREASURY BILLS 0.7%
3.165% due 05/26/2017 - 08/25/2017 (b)		4,200	4,144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.6%
6.932% due 11/30/2017 (b)	MXN	66,000	$3,369

Total Short-Term Instruments (Cost $7,639)			7,807

Total Investments in Securities (Cost $691,599)			705,258

		SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%
PIMCO Short-Term Floating NAV Portfolio III		2,157,703	21,331

Total Short-Term Instruments (Cost $21,331)			$21,331

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $21,331)	$21,331

Total Investments 121.7% (Cost $712,930)	$726,589

Financial Derivative Instruments (g)(i) (0.1)%
(Cost or Premiums, net $(7))	(331)

Other Assets and Liabilities, net (21.6)%	(129,279)

Net Assets 100.0%	$596,979

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$294	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(300)	$294	$294

Total Repurchase Agreements						$(300)	$294	$294

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.050%	03/14/2017	04/04/2017	$(3,861)	$(3,863)
	1.100	03/27/2017	04/03/2017	(2,706)	(2,706)
	1.100	03/28/2017	04/04/2017	(637)	(637)
	1.100	03/29/2017	04/05/2017	(638)	(638)
DEU	0.950	03/28/2017	04/04/2017	(929)	(929)
GRE	0.550	03/17/2017	04/07/2017	(10,055)	(10,058)
	1.000	03/13/2017	04/19/2017	(4,571)	(4,574)
	1.050	03/16/2017	04/18/2017	(1,147)	(1,148)
JPS	0.500	03/07/2017	04/07/2017	(96)	(96)
	0.600	03/15/2017	04/17/2017	(39,848)	(39,860)
	0.610	03/15/2017	04/05/2017	(3,950)	(3,951)
	0.700	03/23/2017	04/06/2017	(1,632)	(1,633)
SGY	0.700	03/24/2017	04/07/2017	(1,468)	(1,469)

Total Reverse Repurchase Agreements					$(71,562)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BCY	0.750%	03/21/2017	04/04/2017	$(3,841)	$(3,842)
NOM	0.750	03/27/2017	04/03/2017	(5,091)	(5,092)
TDM	0.750	01/18/2017	04/18/2017	(1,278)	(1,280)

Total Sale-Buyback Transactions					$(10,214)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $82,996 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(7,844)	$0	$(7,844)	$7,921	$77
DEU	0	(929)	0	(929)	918	(11)
GRE	0	(15,780)	0	(15,780)	16,024	244
JPS	0	(45,540)	0	(45,540)	44,957	(583)
RYL	0	0	0	0	(306)	(306)
SGY	0	(1,469)	0	(1,469)	1,455	(14)
SSB	294	0	0	294	(300)	(6)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,842)	(3,842)	3,851	9
NOM	0	0	(5,092)	(5,092)	5,083	(9)
TDM	0	0	(1,280)	(1,280)	1,253	(27)

Total Borrowings and Other Financing Transactions	$294	$(71,562)	$(10,214)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(71,562)	$0	$0	$(71,562)

Total	$0	$(71,562)	$0	$0	$(71,562)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(10,214)	0	0	(10,214)

Total	$0	$(10,214)	$0	$0	$(10,214)

Total Borrowings	$0	$(81,776)	$0	$0	$(81,776)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(81,776)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(56,302) at a weighted average interest rate of 0.454%.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note July Futures	$121.500	06/23/2017	15	$(5)	$(5)
Call - CBOT U.S. Treasury 10-Year Note July Futures	126.500	06/23/2017	15	(6)	(5)
Put - CBOT U.S. Treasury 10-Year Note June Futures	121.000	05/26/2017	12	(4)	(1)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/26/2017	12	(5)	(5)
Put - CBOT U.S. Treasury 10-Year Note May Futures	122.000	04/21/2017	12	(4)	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	126.000	04/21/2017	12	(3)	(1)

				$(27)	$(17)

Total Written Options				$(27)	$(17)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2017	3,618	$(1,205)	$0	$(954)
S&P 500 Index June Futures	Long	06/2017	287	(641)	0	(388)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	94	38	21	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	85	65	26	0

Total Futures Contracts				$(1,743)	$47	$(1,342)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2021	0.578%	$	700	$14	$9	$0	$0
Kinder Morgan, Inc.	1.000	06/20/2021	0.797		1,100	10	9	1	0
Kinder Morgan, Inc.	1.000	12/20/2021	0.943		100	0	1	0	0
Volkswagen International Finance NV	1.000	06/20/2017	0.191	EUR	1,400	3	(1)	0	0
Volkswagen International Finance NV	1.000	06/20/2021	0.780		500	5	7	0	0

						$32	$25	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$2,772	$(225)	$(37)	$0	$(2)
CDX.IG-27 5-Year Index	1.000	12/20/2021	3,200	(61)	(13)	0	(1)
CDX.IG-28 5-Year Index	1.000	06/20/2022	4,100	(69)	(5)	0	(2)

				$(355)	$(55)	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/21/2018	$	5,900	$13	$31	$0	$(1)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		10,800	(126)	249	0	(5)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		14,800	623	4	0	(14)
Receive	3-Month USD-LIBOR	2.350	10/02/2025		700	(7)	35	0	(1)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		800	2	47	0	(1)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		27,250	1,402	2,038	0	(42)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		2,700	227	(7)	0	(4)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048	GBP	350	(36)	(17)	0	(5)
Pay	28-Day MXN-TIIE	7.320	11/09/2021	MXN	50,700	15	31	5	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		12,800	(65)	11	2	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		43,500	(209)	37	9	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		35,000	(2)	39	10	0
Pay	UKRPI	3.585	10/15/2046	GBP	150	12	12	0	(2)

						$1,849	$2,510	$26	$(75)

Total Swap Agreements						$1,526	$2,480	$27	$(80)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $28,393 and cash of $2,280 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$47	$27	$74	$ (17)	$ (1,342)	$ (80)	$ (1,439)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	5,326		$5,649	$0	$(32)
BPS	04/2017	BRL	9,900		3,125	0	(38)
	04/2017		$3,209	BRL	9,900	0	(47)
CBK	04/2017		1,351	INR	89,764	32	0
DUB	04/2017		1,497	RUB	89,508	87	0
FBF	04/2017	INR	95,776		$1,458	0	(18)
	04/2017		$1,510	INR	100,309	36	0
GLM	04/2017	CAD	388		$291	0	(1)
	04/2017	GBP	985		1,214	0	(20)
	04/2017		$4,363	EUR	4,115	27	0
	04/2017		5,411	MXN	112,615	592	0
JPM	06/2017	KRW	3,331,003		$2,879	0	(104)
NGF	11/2017	MXN	66,000		3,201	0	(200)
SCX	04/2017	BRL	9,900		3,170	8	0
	04/2017		$3,124	BRL	9,900	38	0
	05/2017		3,152		9,900	0	(10)

Total Forward Foreign Currency Contracts						$820	$(470)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus JPY	JPY	120.000	05/10/2017	$5,000	$ 46	$ 1

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450%	06/28/2019	$	100	$8	$13
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018	GBP	7,400	53	30
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018		7,800	54	32
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		9,300	62	53
JPM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	02/05/2018		17,000	121	51
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	05/15/2017	$	10,800	3	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	06/28/2019		100	8	13

								$309	$194

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount	Cost(1)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$1,700	$148	$150

Total Purchased Options					$503	$345

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
SOG	Call - OTC iTraxx Europe 26 5-Year	Buy	0.650%	05/17/2017	EUR	12,250	$(9)	$(17)
	Put - OTC iTraxx Europe 26 5-Year	Sell	0.950	05/17/2017		12,250	(19)	(4)

							$(28)	$(21)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(39)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/28/2019	$	500	$(7)	$(16)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	02/15/2018		19,700	(114)	(59)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	02/05/2018		22,000	(124)	(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		12,100	(70)	(41)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	06/28/2019		500	(8)	(17)

								$(323)	$(209)

Total Written Options								$(390)	$(230)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		12		955		(167)		(529)		(193)		78
Notional Amount in $	$	71,850	$	333,000	$	(76,150)	$	(217,850)	$	(51,750)	$	59,100
Notional Amount in EUR	EUR	9,300	EUR	207,900	EUR	(17,750)	EUR	(171,050)	EUR	(3,900)	EUR	24,500
Notional Amount in GBP	GBP	0	GBP	6,700	GBP	(6,700)	GBP	0	GBP	0	GBP	0
Premiums	$	(1,346)	$	(1,510)	$	1,352	$	901	$	186	$	(417)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2021	1.107%	$	800	$(8)	$5	$0	$(3)
BPS	BHP Billiton Finance USA Ltd.	1.000	06/20/2021	0.607		400	(16)	23	7	0
	China Government International Bond	1.000	12/20/2021	0.747		1,400	(3)	19	16	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	600	(12)	15	3	0
	Italy Government International Bond	1.000	06/20/2021	1.107	$	600	(4)	2	0	(2)
BRC	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.679		1,100	(10)	25	15	0
	Italy Government International Bond	1.000	06/20/2021	1.107		700	(6)	3	0	(3)
	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889		400	(10)	12	2	0
CBK	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	600	2	(1)	1	0
DUB	Brazil Government International Bond	1.000	12/20/2021	2.050	$	2,200	(146)	45	0	(101)
	Mexico Government International Bond	1.000	06/20/2021	0.989		3,000	(76)	79	3	0
FBF	Mexico Government International Bond	1.000	12/20/2021	1.161		200	(6)	5	0	(1)
HUS	Mexico Government International Bond	1.000	12/20/2021	1.161		1,500	(42)	32	0	(10)
JPM	Saudi Arabia Government International Bond	1.000	12/20/2021	0.889		1,100	(22)	28	6	0
	UniCredit SpA	1.000	12/20/2019	2.223	EUR	300	(16)	5	0	(11)

							$(375)	$297	$53	$(131)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	12/20/2021	$900	$73	$52	$125	$0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	700	59	38	97	0
GST	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	2,900	273	130	403	0
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	1,500	145	64	209	0
MYC	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	1,600	(268)	81	0	(187)

					$282	$365	$834	$(187)

Total Swap Agreements					$(93)	$662	$887	$(318)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $352 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$13	$125	$138	$(32)	$(16)	$(3)	$(51)	$87	$0	$87
BPS	0	1	26	27	(85)	0	(2)	(87)	(60)	33	(27)
BRC	0	30	17	47	0	0	(3)	(3)	44	0	44
CBK	32	0	98	130	0	0	0	0	130	0	130
DUB	87	0	3	90	0	0	(101)	(101)	(11)	(49)	(60)
FBF	36	0	0	36	(18)	(59)	(1)	(78)	(42)	0	(42)
GLM	619	85	0	704	(21)	0	0	(21)	683	(560)	123
GST	0	0	403	403	0	0	0	0	403	(310)	93
HUS	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
JPM	0	51	215	266	(104)	0	(11)	(115)	151	(340)	(189)
MYC	0	165	0	165	0	(134)	(187)	(321)	(156)	304	148
NGF	0	0	0	0	(200)	0	0	(200)	(200)	0	(200)
SCX	46	0	0	46	(10)	0	0	(10)	36	0	36
SOG	0	0	0	0	0	(21)	0	(21)	(21)	0	(21)

Total Over the Counter	$820	$345	$887	$2,052	$(470)	$(230)	$(318)	$(1,018)

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	1	0	0	26	27

	$0	$1	$0	$0	$73	$74

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$820	$0	$820
Purchased Options	0	0	0	1	344	345
Swap Agreements	0	887	0	0	0	887

	$0	$887	$0	$821	$344	$2,052

	$0	$888	$0	$821	$417	$2,126

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	1,342	0	0	1,342
Swap Agreements	0	5	0	0	75	80

	$0	$5	$1,342	$0	$92	$1,439

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$470	$0	$470
Written Options	0	21	0	0	209	230
Swap Agreements	0	318	0	0	0	318

	$0	$339	$0	$470	$209	$1,018

	$0	$344	$1,342	$470	$301	$2,457

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$207	$207
Futures	0	0	95,369	0	(2,170)	93,199
Swap Agreements	0	526	0	0	(278)	248

	$0	$526	$95,369	$0	$(2,241)	$93,654

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,164	$0	$1,164
Purchased Options	0	0	0	64	(1,049)	(985)
Written Options	0	625	0	42	1,202	1,869
Swap Agreements	0	375	6,296	0	0	6,671

	$0	$1,000	$6,296	$1,270	$153	$8,719

	$0	$1,526	$101,665	$1,270	$(2,088)	$102,373

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	(14,666)	0	103	(14,563)
Swap Agreements	0	(119)	0	0	3,030	2,911

	$0	$(119)	$(14,666)	$0	$3,139	$(11,646)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$437	$0	$437
Purchased Options	0	0	0	(45)	839	794
Written Options	0	(8)	0	0	(1,003)	(1,011)
Swap Agreements	0	661	(768)	0	0	(107)

	$0	$653	$(768)	$392	$(164)	$113

	$0	$534	$(15,434)	$392	$2,975	$(11,533)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$88,156	$0	$88,156
Industrials	0	148,341	3,315	151,656
Utilities	0	68,877	0	68,877
Municipal Bonds & Notes
California	0	10,664	0	10,664
Georgia	0	3,322	0	3,322
Nevada	0	219	0	219
New Jersey	0	527	0	527
New York	0	2,393	0	2,393
North Carolina	0	323	0	323
Ohio	0	2,442	0	2,442
West Virginia	0	91	0	91
U.S. Government Agencies	0	92,933	0	92,933
U.S. Treasury Obligations	0	217,744	0	217,744
Non-Agency Mortgage-Backed Securities	0	21,972	0	21,972
Asset-Backed Securities	0	31,025	0	31,025
Sovereign Issues	0	5,107	0	5,107
Short-Term Instruments
Repurchase Agreements	0	294	0	294
Argentina Treasury Bills	0	4,144	0	4,144
Mexico Treasury Bills	0	3,369	0	3,369

	$0	$701,943	$3,315	$705,258

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$21,331	$0	$0	$21,331

Total Investments	$21,331	$701,943	$3,315	$726,589

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	47	27	0	74
Over the counter	0	2,052	0	2,052

	$47	$2,079	$0	$2,126

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,342)	(97)	0	(1,439)
Over the counter	0	(1,018)	0	(1,018)

	$(1,342)	$(1,115)	$0	$(2,457)

Total Financial Derivative Instruments	$(1,295)	$964	$0	$(331)

Totals	$20,036	$702,907	$3,315	$726,258

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Short Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Charter Communications Operating LLC
2.990% due 01/15/2022		$1,683	$1,690
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		1,350	1,351

Total Loan Participations and Assignments (Cost $3,026)			3,041

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 8.2%
Ally Financial, Inc.
6.250% due 12/01/2017		3,000	3,083
Banco del Estado de Chile
4.125% due 10/07/2020		12,200	12,890
Bank of America Corp.
1.662% due 08/25/2017		36,000	36,065
Barclays Bank PLC
10.179% due 06/12/2021		13,900	17,445
14.000% due 06/15/2019 (f)	GBP	1,100	1,690
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$250	246
Deutsche Bank AG
4.250% due 10/14/2021		9,600	9,848
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		10,300	10,308
General Motors Financial Co., Inc.
3.450% due 04/10/2022		17,300	17,404
4.750% due 08/15/2017		6,800	6,875
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		3,200	3,238
HSBC Holdings PLC
2.650% due 01/05/2022		2,000	2,058
HSBC USA, Inc.
1.804% due 08/07/2018		1,800	1,807
International Lease Finance Corp.
7.125% due 09/01/2018		5,850	6,254
KBC Bank NV
8.000% due 01/25/2023		400	420
Navient Corp.
5.500% due 01/15/2019		2,700	2,804
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		900	1,017
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	720	867
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (c)		$112,706	25,520
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	1,100	1,173
Wells Fargo & Co.
2.600% due 07/22/2020		$1,600	1,616

			162,628

INDUSTRIALS 1.9%
AbbVie, Inc.
1.800% due 05/14/2018		1,200	1,202
2.500% due 05/14/2020		500	504
3.200% due 11/06/2022		200	202
3.600% due 05/14/2025		400	401
4.500% due 05/14/2035		300	300
4.700% due 05/14/2045		400	400
Actavis Funding SCS
2.350% due 03/12/2018		3,400	3,415
3.000% due 03/12/2020		1,500	1,526
Actavis, Inc.
3.250% due 10/01/2022		500	504
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,543
Charter Communications Operating LLC
4.464% due 07/23/2022		800	843
4.908% due 07/23/2025		1,600	1,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.384% due 10/23/2035	$400	$456
6.484% due 10/23/2045	700	810
6.834% due 10/23/2055	200	233
CVS Health Corp.
3.500% due 07/20/2022	200	206
3.875% due 07/20/2025	1,494	1,542
CVS Pass-Through Trust
6.943% due 01/10/2030	956	1,139
HCA, Inc.
3.750% due 03/15/2019	10,700	10,968
Kraft Heinz Foods Co.
2.000% due 07/02/2018	300	301
3.500% due 07/15/2022	200	205
3.950% due 07/15/2025	200	203
5.000% due 07/15/2035	100	104
5.200% due 07/15/2045	200	208
QUALCOMM, Inc.
4.800% due 05/20/2045	600	627
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,240	1,231
2.400% due 09/23/2021	2,140	2,098
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	4,400	4,421

		38,284

UTILITIES 1.2%
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	5,700	5,701
Majapahit Holding BV
8.000% due 08/07/2019	3,000	3,375
Petrobras Global Finance BV
8.375% due 05/23/2021	1,500	1,701
Sprint Communications, Inc.
8.375% due 08/15/2017	300	307
Verizon Communications, Inc.
2.871% due 09/14/2018	11,400	11,644
4.500% due 09/15/2020	1,400	1,494

		24,222

Total Corporate Bonds & Notes (Cost $219,992)		225,134

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	1,007
6.918% due 04/01/2040	490	667
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	3,280
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	500	723
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	115

		5,792

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	400	499
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	900	910
7.750% due 01/01/2042	1,500	1,544

		2,953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$45	$45

NEW JERSEY 0.1%
New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,397

NEW YORK 0.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,172
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,239

		4,411

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	1,500	2,314

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	132

WASHINGTON 0.2%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	4,569

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	255	245

Total Municipal Bonds & Notes (Cost $17,814)		21,858

U.S. GOVERNMENT AGENCIES 10.0%
Fannie Mae
1.332% due 07/25/2037 - 09/25/2042	302	302
1.362% due 07/25/2037	302	303
1.382% due 09/25/2035	581	580
1.392% due 09/25/2035	1,029	1,033
1.582% due 01/25/2051	501	504
1.702% due 06/25/2037	1,760	1,774
1.712% due 06/25/2040	2,084	2,109
2.479% due 11/01/2035	5	5
2.536% due 10/01/2034	2	2
2.633% due 09/01/2035	30	31
2.689% due 12/01/2033	14	14
2.800% due 03/01/2035	2	2
2.846% due 06/01/2034	127	135
2.870% due 09/01/2027	1,700	1,680
2.923% due 07/01/2035	13	14
2.965% due 06/01/2035	31	33
3.177% due 06/01/2035	48	51
3.367% due 12/01/2033	3	3
3.890% due 07/01/2021	2,480	2,630
4.000% due 01/01/2025 - 04/25/2041	36,389	38,430
4.500% due 02/01/2018 - 02/01/2044	35,626	38,400
5.000% due 11/01/2025 - 05/01/2042	32,823	35,923
5.500% due 11/01/2021 - 09/01/2041	24,073	26,839

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/01/2018 - 05/01/2041	$16,363	$18,533
Freddie Mac
1.292% due 03/15/2037	1,862	1,858
1.612% due 08/15/2037	2,331	2,360
1.622% due 10/15/2037	428	431
1.632% due 05/15/2037 - 09/15/2037	2,684	2,719
2.959% due 06/01/2035	44	46
3.205% due 11/01/2034	25	26
5.000% due 05/01/2023 - 01/01/2039	4,042	4,412
5.500% due 08/15/2030 - 03/01/2039	722	804
6.000% due 08/01/2027 - 04/01/2038	382	432
Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	14,823	16,315
6.000% due 07/15/2037 - 08/15/2037	56	64
Small Business Administration
4.430% due 05/01/2029	541	575
5.520% due 06/01/2024	2	2

Total U.S. Government Agencies (Cost $192,315)		199,374

U.S. TREASURY OBLIGATIONS 28.4%
U.S. Treasury Bonds
2.250% due 08/15/2046	500	423
2.500% due 02/15/2046	7,100	6,362
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (j)	9,915	9,996
0.250% due 01/15/2025	820	814
0.375% due 07/15/2023 (j)	54,893	55,812
0.375% due 01/15/2027	503	501
0.625% due 01/15/2026	4,599	4,687
0.750% due 02/15/2045	1,960	1,869
2.000% due 01/15/2026 (j)	2,937	3,335
2.375% due 01/15/2025 (j)	61,007	70,413
2.375% due 01/15/2027	23,123	27,361
2.500% due 01/15/2029	1,810	2,216
U.S. Treasury Notes
1.375% due 09/30/2020 (j)(l)	8,400	8,316
1.375% due 10/31/2020 (j)(l)	10,200	10,089
1.500% due 08/15/2026 (l)	19,400	17,948
1.625% due 05/15/2026 (j)(l)	6,000	5,628
1.750% due 12/31/2020 (j)(l)	13,800	13,811
1.875% due 08/31/2022 (l)	63,800	63,311
2.000% due 11/30/2020 (j)(l)	2,500	2,526
2.000% due 07/31/2022 (j)(l)	94,100	94,071
2.000% due 08/15/2025 (i)(j)(l)	14,000	13,632
2.000% due 11/15/2026	34,200	33,036
2.125% due 08/31/2020 (j)(l)	1,200	1,219
2.125% due 05/15/2025 (j)(l)	27,900	27,478
2.250% due 11/15/2025 (i)(j)(l)	64,900	64,346
2.375% due 08/15/2024 (j)(l)	27,400	27,617

Total U.S. Treasury Obligations (Cost $571,608)		566,817

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%
Adjustable Rate Mortgage Trust
1.182% due 08/25/2036	5,073	4,906
American Home Mortgage Investment Trust
3.361% due 02/25/2045	10	10
Banc of America Funding Trust
3.004% due 06/25/2034	30	29
3.102% due 05/25/2035	10	11
Banc of America Mortgage Trust
3.207% due 07/25/2035 ^	1,340	1,250
3.406% due 05/25/2033	37	38
BCRR Trust
5.858% due 07/17/2040	94	94
Bear Stearns Adjustable Rate Mortgage Trust
3.290% due 11/25/2034	95	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.549% due 11/25/2034	$20	$20
3.628% due 12/25/2035	41	42
Bear Stearns ALT-A Trust
3.272% due 09/25/2035	1,495	1,290
3.311% due 10/25/2035	3,692	3,534
Chase Mortgage Finance Trust
3.148% due 12/25/2035 ^	1,165	1,129
3.175% due 09/25/2036 ^	734	656
6.000% due 12/25/2036	343	282
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035	13	13
3.040% due 05/25/2035	20	20
Countrywide Alternative Loan Trust
1.152% due 11/25/2036	6,179	5,645
1.172% due 09/25/2046 ^	3,481	2,714
1.262% due 02/25/2037	312	258
5.500% due 07/25/2035 ^	11	11
6.000% due 05/25/2037 ^	3,502	2,556
Countrywide Home Loan Mortgage Pass-Through Trust
3.097% due 11/25/2034	847	833
3.309% due 02/20/2036 ^	17	15
3.312% due 02/20/2035	81	81
Deutsche ALT-A Securities, Inc.
1.312% due 02/25/2036	8,374	7,358
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028	6,848	7,527
GSR Mortgage Loan Trust
3.087% due 09/25/2035	35	37
3.144% due 11/25/2035	37	37
3.206% due 11/25/2035 ^	1,555	1,426
6.000% due 02/25/2036 ^	12,063	9,656
6.000% due 07/25/2037 ^	3,507	3,168
HarborView Mortgage Loan Trust
1.148% due 12/19/2036 ^	523	449
1.218% due 06/19/2035	3,596	3,294
1.218% due 12/19/2036 ^	6,122	5,043
1.418% due 05/19/2035	22	20
3.033% due 06/19/2036 ^	2,337	1,634
Impac Secured Assets Trust
1.152% due 01/25/2037	6,045	5,586
IndyMac Mortgage Loan Trust
3.313% due 06/25/2036	6,043	5,430
JPMorgan Alternative Loan Trust
1.142% due 09/25/2036	11,418	11,500
3.262% due 05/25/2036 ^	3,494	2,686
JPMorgan Mortgage Trust
3.100% due 10/25/2036	390	334
3.103% due 07/25/2035	505	503
3.162% due 10/25/2036 ^	2,500	2,175
3.270% due 02/25/2035	7	7
5.750% due 01/25/2036 ^	64	54
LB Commercial Mortgage Trust
6.007% due 07/15/2044	7,985	8,014
Leek Finance Number Eighteen PLC
1.372% due 12/21/2038	4,304	4,647
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	3,927	3,860
MASTR Adjustable Rate Mortgages Trust
2.678% due 07/25/2035 ^	809	681
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	93	90
1.392% due 06/15/2030	1	1
Merrill Lynch Alternative Note Asset Trust
1.282% due 03/25/2037	2,302	994
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	63	60
1.232% due 11/25/2035	50	46
3.051% due 05/25/2033	47	46
3.293% due 09/25/2035 ^	1,993	1,795
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	6	6
Morgan Stanley Re-REMIC Trust
3.015% due 09/26/2036	7,085	6,888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^	$105	$84
PHH Alternative Mortgage Trust
1.172% due 07/25/2037	1,264	1,261
Prime Mortgage Trust
6.000% due 06/25/2036 ^	1,299	1,224
Residential Accredit Loans, Inc. Trust
1.132% due 02/25/2037	3,120	2,580
1.152% due 01/25/2037	5,704	4,478
1.162% due 07/25/2036	7,379	4,848
1.167% due 08/25/2036	5,911	5,032
1.172% due 07/25/2036	5,560	4,884
1.172% due 09/25/2036	9,979	8,499
Structured Adjustable Rate Mortgage Loan Trust
1.282% due 10/25/2035	88	85
2.038% due 01/25/2035	53	45
3.308% due 08/25/2034	68	68
3.379% due 02/25/2034	49	49
Structured Asset Mortgage Investments Trust
1.262% due 02/25/2036 ^	29	25
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	3,013	2,709
WaMu Mortgage Pass-Through Certificates Trust
1.838% due 11/25/2042	9	8
2.116% due 10/25/2046	234	219
3.088% due 02/25/2037 ^	923	873
Wells Fargo Mortgage-Backed Securities Trust
3.013% due 12/25/2036	1,989	1,837
3.089% due 03/25/2036	60	60
3.094% due 01/25/2035	46	46
3.170% due 07/25/2036 ^	1,035	983
6.000% due 04/25/2037 ^	3,847	3,798

Total Non-Agency Mortgage-Backed Securities (Cost $154,887)		164,276

ASSET-BACKED SECURITIES 11.6%
Accredited Mortgage Loan Trust
1.112% due 02/25/2037	3,024	2,972
1.250% due 09/25/2035	6,000	5,724
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036	25	15
Asset-Backed Securities Corp. Home Equity Loan Trust
1.942% due 07/25/2035	2,000	1,930
Bear Stearns Asset-Backed Securities Trust
1.142% due 08/25/2036	3,527	3,624
1.222% due 06/25/2047	7,000	6,248
Citigroup Mortgage Loan Trust, Inc.
1.142% due 12/25/2036	1,810	1,118
1.162% due 01/25/2037	12,362	8,139
1.182% due 05/25/2037	9,193	6,974
1.882% due 09/25/2035 ^	3,600	2,310
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^	3	2
1.122% due 04/25/2047	3,142	2,753
1.132% due 05/25/2037	4,615	4,401
1.162% due 06/25/2047	1,966	1,896
Fieldstone Mortgage Investment Trust
1.172% due 05/25/2036	3,970	2,792
First Franklin Mortgage Loan Trust
1.122% due 09/25/2036	4,865	4,775
1.142% due 04/25/2036	383	350
1.472% due 09/25/2035	431	425
Fremont Home Loan Trust
1.142% due 08/25/2036	23,373	9,953
2.032% due 11/25/2034	13,312	12,621
GSAMP Trust
1.032% due 12/25/2046	4,323	2,667
1.132% due 12/25/2046	14,780	9,244
HSI Asset Securitization Corp. Trust
1.142% due 05/25/2037	3,082	2,881
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025	1,700	1,699
Long Beach Mortgage Loan Trust
1.132% due 05/25/2036	1,770	1,109

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.202% due 02/25/2036		$12,045	$10,942
1.252% due 05/25/2046		8,904	3,991
1.542% due 10/25/2034		9	9
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		2,100	2,100
Massachusetts Educational Financing Authority
1.988% due 04/25/2038		763	762
MASTR Asset-Backed Securities Trust
1.032% due 01/25/2037		30,132	11,964
1.192% due 05/25/2037		11,000	9,310
1.272% due 12/25/2035		3,671	3,327
Merrill Lynch Mortgage Investors Trust
1.232% due 07/25/2037		4,604	1,908
Morgan Stanley ABS Capital, Inc. Trust
1.072% due 01/25/2037		4,087	2,318
1.112% due 02/25/2037		10,426	6,183
1.117% due 11/25/2036		13,634	8,579
1.142% due 09/25/2036		16,607	9,413
1.192% due 01/25/2037		5,890	3,388
1.232% due 04/25/2036		7,500	6,283
2.882% due 02/25/2047		4,490	3,840
Morgan Stanley Home Equity Loan Trust
1.082% due 12/25/2036		6,134	3,440
Option One Mortgage Loan Trust
1.122% due 01/25/2037		3,954	2,297
Penta CLO S.A.
0.000% due 06/04/2024	EUR	42	45
Popular ABS Mortgage Pass-Through Trust
1.312% due 07/25/2036		$8,800	7,028
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		7,567	4,495
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		5,477	5,201
Securitized Asset-Backed Receivables LLC Trust
1.062% due 08/25/2036		2,725	1,191
1.942% due 01/25/2036 ^		11,389	7,494
SG Mortgage Securities Trust
1.122% due 10/25/2036		4,995	4,256
SLM Private Education Loan Trust
4.162% due 05/16/2044		565	588
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	3,620	3,822
Structured Asset Investment Loan Trust
1.292% due 01/25/2036		$2,900	2,322
Structured Asset Securities Corp. Mortgage Loan Trust
1.117% due 07/25/2036		3,234	3,051
1.152% due 12/25/2036		1,484	1,375
1.302% due 05/25/2037		3,803	3,699
Wells Fargo Home Equity Asset-Backed Securities Trust
1.572% due 11/25/2035		1,000	971

Total Asset-Backed Securities (Cost $217,960)			232,214

SOVEREIGN ISSUES 2.5%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	650

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Government International Bond
5.625% due 02/21/2047		$3,400	$3,306
Export-Import Bank of India
4.000% due 08/07/2017		10,000	10,074
Export-Import Bank of Korea
4.000% due 01/29/2021		17,700	18,539
Province of Ontario
1.650% due 09/27/2019		2,000	1,993
4.000% due 10/07/2019		300	316
Qatar Government International Bond
5.250% due 01/20/2020		11,420	12,309
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	400,000	3,502

Total Sovereign Issues (Cost $49,333)			50,689

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% (a)		24,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)		1,100	1,350

Total Preferred Securities (Cost $1,133)			1,350

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.4%

CERTIFICATES OF DEPOSIT 2.8%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$400	400
Barclays Bank PLC
1.804% due 11/06/2017		8,000	8,017
Credit Suisse AG
1.920% due 09/12/2017		7,500	7,518
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		2,700	2,707
Natixis S.A.
1.846% due 09/25/2017		13,000	13,031
Norinchukin Bank
1.733% due 10/12/2017		13,400	13,438
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		2,600	2,607
1.882% due 09/18/2017		9,000	9,025

			56,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%
Credit Suisse AG
1.507% due 07/03/2017		$500	$499
ENI Finance USA, Inc.
1.806% due 10/02/2017		500	496
Natixis NY
1.434% due 07/03/2017		600	598
Standard Chartered Bank
1.465% due 07/03/2017		300	299

			1,892

REPURCHASE AGREEMENTS (g) 0.0%
			985

Short-Term Notes 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		600	600

JAPAN TREASURY BILLS 8.4%
(0.324)% due 04/10/2017 - 04/24/2017 (b)(c)	JPY	18,760,000	168,519

U.S. TREASURY BILLS 0.1%
0.729% due 04/20/2017 (c)(d)(l)		$926	926

Total Short-Term Instruments (Cost $223,890)			229,665

Total Investments in Securities (Cost $1,651,958)			1,694,418

		SHARES
INVESTMENTS IN AFFILIATES 23.4%

SHORT-TERM INSTRUMENTS 23.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.4%
PIMCO Short-Term Floating NAV Portfolio III		47,302,335	467,631

Total Short-Term Instruments (Cost $467,643)			467,631

Total Investments in Affiliates (Cost $467,643)			467,631

Total Investments 108.2% (Cost $2,119,601)			$2,162,049

Financial Derivative Instruments (h)(k) (8.5)% (Cost or Premiums, net $14,668)			(169,859)

Other Assets and Liabilities, net 0.3%			6,789

Net Assets 100.0%			$1,998,979

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$985	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(1,008)	$985	$985

Total Repurchase Agreements						$(1,008)	$985	$985

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Notes	1.125%	09/30/2021	$6,700	$(6,480)	$(6,483)

Total Short Sales				$(6,480)	$(6,483)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SSB	$985	$0	$0	$0	$985	$(1,008)	$(23)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(6,483)	(6,483)	0	(6,483)

Total Borrowings and Other Financing Transactions	$985	$0	$0	$(6,483)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $1 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(63,812) at a weighted average interest rate of 0.619%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	2,731	$541	$252

Total Purchased Options				$541	$252

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	785	$(342)	$(252)

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	2,731	$(707)	$(375)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	2,731	(380)	(489)

				$(1,087)	$(864)

Total Written Options				$(1,429)	$(1,116)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	34	$60	$9	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	268	(151)	14	(43)
E-mini S&P 500 Index June Futures	Short	06/2017	1,878	(422)	507	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	410	151	127	(9)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	285	(12)	122	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	707	(42)	38	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	707	(68)	57	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	707	96	0	(60)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	268	128	31	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	419	(37)	0	(33)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	3,000	557	492	0
U.S. Treasury 10-Year Note June Futures	Short	06/2017	1,524	(653)	0	(333)
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	591	420	185	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	199	154	62	0
United Kingdom Long Gilt June Futures	Long	06/2017	301	807	147	(23)

Total Futures Contracts				$988	$1,791	$(502)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
General Motors Co.	5.000%	12/20/2021	1.255%	$	8,800	$1,487	$81	$0	$(11)
Verizon Communications, Inc.	1.000	12/20/2017	0.303		1,000	5	0	0	0
Volkswagen International Finance NV	1.000	12/20/2017	0.223	EUR	100	1	0	0	0

						$1,493	$81	$0	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$7,029	$618	$302	$5	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	4,455	361	109	3	0

				$979	$411	$8	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	12,100	$1,269	$(182)	$42	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	247,800	1,210	95	55	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		282,200	(2,226)	668	0	(60)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		264,200	2,457	(216)	0	(91)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		126,200	(780)	(51)	0	(24)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		105,100	4,422	28	0	(101)
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		159,500	(484)	(278)	64	0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2024		145,300	7,516	461	0	(196)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		2,000	9	118	0	(4)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		73,120	3,726	1,212	0	(108)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		67,950	(1,293)	2,734	0	(114)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	06/15/2046	$	16,150	$565	$2,254	$0	$(27)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		21,000	2,000	905	0	(35)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		23,200	2,359	547	0	(38)
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037	EUR	42,900	422	422	0	(95)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	22,000	(803)	29	0	(28)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		44,700	(3,217)	218	0	(136)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		33,500	(1,060)	(762)	0	(167)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		7,300	(253)	(255)	0	(33)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		30,900	(1,080)	(1,080)	0	(140)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		6,600	(678)	(274)	0	(93)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	1,590,000	1,399	739	45	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	663,000	(327)	(54)	3	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		97,000	(36)	(14)	1	0
Pay	28-Day MXN-TIIE	5.000	06/11/2018		21,000	(29)	1	0	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		53,300	(164)	(9)	4	0
Pay	28-Day MXN-TIIE	6.000	09/02/2022		133,800	(406)	(14)	15	0

						$14,518	$7,242	$229	$(1,490)

Total Swap Agreements						$16,990	$7,734	$237	$(1,501)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $1,494 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(j)	Securities with an aggregate market value of $46,452 and cash of $3,069 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$252	$1,791	$237	$2,280	$(1,116)	$(502)	$(1,501)	$(3,119)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017		$20,250	JPY	2,251,790	$0	$(24)
	05/2017	JPY	2,251,791		$20,271	25	0
	05/2017	NOK	79,615		9,254	0	(23)
BPS	04/2017	BRL	96,140		27,915	0	(2,795)
	04/2017	EUR	32,388		34,419	0	(132)

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	MXN	487,902		$24,354	$0	$(1,654)
	04/2017		$30,343	BRL	96,140	366	0
	04/2017		23,773	EUR	22,401	124	0
	05/2017		9,327	SEK	83,815	44	0
	12/2018	JPY	1,960,000		$17,862	0	(383)
CBK	04/2017		15,070,000		131,223	0	(4,211)
	04/2017		$1,178	EUR	1,091	0	(14)
	04/2017		1,116	GBP	910	24	0
	05/2017		108	AUD	142	0	0
	12/2018	JPY	3,330,000		$30,377	0	(621)
	12/2018		$47,934	JPY	5,290,000	1,309	0
DUB	04/2017	BRL	188,239		$58,370	0	(1,758)
	04/2017	RUB	810,667		13,562	0	(785)
	04/2017		$60,177	BRL	188,239	142	(191)
FBF	05/2017		10,751	RUB	647,685	624	0
GLM	04/2017	EUR	1,290		$1,370	0	(6)
	04/2017	GBP	3,526		4,345	0	(73)
	04/2017		$1,185	EUR	1,118	8	0
	04/2017		39,066	JPY	4,437,600	794	0
	04/2017		9,767	MXN	203,283	1,069	0
	05/2017	SEK	84,725		$9,612	139	0
	05/2017	ZAR	5,170		375	0	(8)
HUS	04/2017	BRL	65,687		21,213	231	0
	04/2017	JPY	6,689,391		59,570	0	(516)
	04/2017		$20,732	BRL	65,687	250	0
	06/2017	HKD	3,946		$509	0	0
	06/2017	SGD	344		244	0	(2)
	01/2021	BRL	3,570		550	0	(360)
IND	05/2017		$9,518	NOK	78,960	0	(318)
JPM	04/2017	BRL	142,464		$43,538	0	(1,969)
	04/2017		$45,533	BRL	142,464	165	(191)
	04/2017		109	MXN	2,093	2	0
MSB	04/2017	BRL	37,523		$10,864	0	(1,122)
	04/2017		$11,843	BRL	37,523	143	0
NAB	05/2017	EUR	9,068		$9,706	20	0
SCX	04/2017	BRL	3,168		1,014	3	0
	04/2017		$1,000	BRL	3,168	12	0
	05/2017		1,008		3,168	0	(3)
TOR	04/2017	BRL	37,523		$10,742	0	(1,244)
	04/2017		$11,854	BRL	37,523	132	0
UAG	04/2017	JPY	3,690,000		$31,766	0	(1,385)

Total Forward Foreign Currency Contracts						$5,626	$(19,788)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	14,357	$455	$1,423
	Put - OTC USD versus MXN		19.000	01/05/2018	$	18,764	176	607
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	4,470	153	443
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	21,514	269	86
JPM	Put - OTC EUR versus USD	$	1.045	04/19/2017	EUR	8,700	11	11
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017	$	10,900	101	44

							$1,165	$2,614

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	4,600	$450	$102
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		4,600	450	600
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		9,600	887	213
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		9,600	979	1,252
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		19,600	2,246	870
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		19,600	2,246	2,901
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	16,600	437	434
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	22,800	1,160	1,280
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	11,700	310	340
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	45,500	2,354	2,554
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	17,700	473	496
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	844,700	397	149
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		132,100	750	360
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		9,400	942	223
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		9,400	942	1,266
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		16,500	1,636	437
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		16,500	1,636	2,115
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		16,600	798	920
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		25,100	2,891	1,238
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		25,100	2,891	3,588
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		243,200	140	43

								$25,015	$21,381

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$533,700	$480	$244
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	496,200	50	0

						$530	$244

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$ 2,700	$235	$239

Total Purchased Options					$26,945	$24,478

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	14,357	$(461)	$(65)
	Put - OTC USD versus MXN		18.000	01/05/2018		$37,528	(151)	(534)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	4,470	(153)	(20)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$4,897	(261)	(3)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	28,183	(270)	(59)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		14,300	(101)	(30)
	Call - OTC EUR versus USD		$1.076	04/19/2017	EUR	8,700	(74)	(34)
	Put - OTC EUR versus USD		1.076	04/19/2017		8,700	(74)	(103)

							$(1,545)	$(848)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,900	$(117)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,200	(271)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	3,700	(48)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	6,200	(46)	0

						$(482)	$0

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 113,900	$(1,185)	$(1,560)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	227,200	(2,419)	(3,112)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	375,400	(398)	(231)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	83,000	(879)	(1,161)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	28,400	(749)	(368)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017	93,500	(142)	(58)

							$(5,772)	$(6,490)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$1,067,400	$(555)	$(204)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	496,200	0	0

						$(555)	$(204)

Total Written Options						$(8,354)	$(7,542)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		48,710		(15,420)		(23,516)		(3,527)		6,247
Notional Amount in $	$	780,732	$	2,726,142	$	(109,312)	$	(697,044)	$	(119,093)	$	2,581,425
Notional Amount in CAD	CAD	0	CAD	42,483	CAD	0	CAD	0	CAD	0	CAD	42,483
Notional Amount in EUR	EUR	166,534	EUR	205,219	EUR	0	EUR	(259,298)	EUR	(76,228)	EUR	36,227
Notional Amount in GBP	GBP	0	GBP	71,210	GBP	0	GBP	(54,800)	GBP	(16,410)	GBP	0
Premiums	$	(18,029)	$	(22,455)	$	7,249	$	18,445	$	5,007	$	(9,783)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	U.S. Treasury Notes	0.250%	06/20/2017	0.132%	EUR 2,100	$(4)	$5	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 17,929	$(3,678)	$1,482	$0	$(2,196)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,500	335	(18)	317	0
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,500	334	(16)	318	0
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	289	0	1	1	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	579	(1)	3	2	0

					$(3,010)	$1,452	$638	$(2,196)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	4,860,000	$0	$246	$246	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		7,290,000	0	369	369	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		9,720,000	0	492	492	0
GLM	Pay	CPTFEMU	0.993	03/30/2020	EUR	47,700	(6)	(354)	0	(360)
HUS	Pay	28-Day MXN-TIIE	5.000	06/11/2018	MXN	9,000	(15)	3	0	(12)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	9,711,000	0	491	491	0

							$(21)	$1,247	$1,598	$(372)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	392,222	3-Month USD-LIBOR plus a specified spread	10/12/2017	$ 1,607,832	$0	$(171,463)	$0	$(171,463)

Total Swap Agreements							$(3,035)	$(168,759)	$2,237	$(174,031)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $189,909 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$25	$702	$563	$1,290	$(47)	$0	$(2,196)	$(2,243)	$(953)	$1,039	$86
BPS	534	5,236	0	5,770	(4,964)	0	(171,463)	(176,427)	(170,657)	180,612	9,955
BRC	0	678	0	678	0	(204)	0	(204)	474	(530)	(56)
CBK	1,333	1,280	687	3,300	(4,846)	(1,560)	0	(6,406)	(3,106)	3,275	169
DUB	142	2,370	492	3,004	(2,734)	(599)	0	(3,333)	(329)	(2,105)	(2,434)
FBF	624	443	0	1,067	0	(23)	0	(23)	1,044	(890)	154
GLM	2,010	2,640	0	4,650	(87)	(3,171)	(360)	(3,618)	1,032	(990)	42
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	481	0	1	482	(878)	0	(12)	(890)	(408)	533	125
IND	0	0	0	0	(318)	0	0	(318)	(318)	328	10
JPM	167	551	493	1,211	(2,160)	(167)	0	(2,327)	(1,116)	578	(538)
MSB	143	0	0	143	(1,122)	0	0	(1,122)	(979)	1,099	120
MYC	0	10,535	0	10,535	0	(1,760)	0	(1,760)	8,775	(9,240)	(465)
NAB	20	0	0	20	0	0	0	0	20	0	20
RYL	0	43	0	43	0	(58)	0	(58)	(15)	0	(15)
SCX	15	0	0	15	(3)	0	0	(3)	12	0	12
TOR	132	0	0	132	(1,244)	0	0	(1,244)	(1,112)	1,182	70
UAG	0	0	0	0	(1,385)	0	0	(1,385)	(1,385)	1,262	(123)

Total Over the Counter	$5,626	$24,478	$2,237	$32,341	$(19,788)	$(7,542)	$(174,031)	$(201,361)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$252	$0	$0	$252
Futures	0	0	507	0	1,284	1,791
Swap Agreements	0	8	0	0	229	237

	$0	$8	$759	$0	$1,513	$2,280

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,626	$0	$5,626
Purchased Options	0	0	0	2,614	21,864	24,478
Swap Agreements	0	639	0	0	1,598	2,237

	$0	$639	$0	$8,240	$23,462	$32,341

	$0	$647	$759	$8,240	$24,975	$34,621

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$864	$0	$252	$1,116
Futures	0	0	0	0	502	502
Swap Agreements	0	11	0	0	1,490	1,501

	$0	$11	$864	$0	$2,244	$3,119

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,788	$0	$19,788
Written Options	0	0	0	848	6,694	7,542
Swap Agreements	0	2,196	171,463	0	372	174,031

	$0	$2,196	$171,463	$20,636	$7,066	$201,361

	$0	$2,207	$172,327	$20,636	$9,310	$204,480

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,598)	$0	$(552)	$(2,150)
Written Options	0	0	1,180	0	3,756	4,936
Futures	0	0	(33,703)	0	5,680	(28,023)
Swap Agreements	0	4,018	0	0	(42,559)	(38,541)

	$0	$4,018	$(34,121)	$0	$(33,675)	$(63,778)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$68,438	$0	$68,438
Purchased Options	0	0	0	(3,115)	(2,252)	(5,367)
Written Options	0	20	0	6,298	1,214	7,532
Swap Agreements	0	652	(88,707)	(20)	(4,187)	(92,262)

	$0	$672	$(88,707)	$71,601	$(5,225)	$(21,659)

	$0	$4,690	$(122,828)	$71,601	$(38,900)	$(85,437)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(289)	$0	$(1)	$(290)
Written Options	0	0	223	0	90	313
Futures	0	0	(555)	0	3,229	2,674
Swap Agreements	0	(1,379)	0	0	81,313	79,934

	$0	$(1,379)	$(621)	$0	$84,631	$82,631

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(58,551)	$0	$(58,551)
Purchased Options	0	0	0	1,426	(3,413)	(1,987)
Written Options	0	(19)	0	149	272	402
Swap Agreements	0	1,219	(179,572)	0	9,968	(168,385)

	$0	$1,200	$(179,572)	$(56,976)	$6,827	$(228,521)

	$0	$(179)	$(180,193)	$(56,976)	$91,458	$(145,890)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,041	$0	$3,041
Corporate Bonds & Notes
Banking & Finance	0	162,628	0	162,628
Industrials	0	38,284	0	38,284
Utilities	0	24,222	0	24,222
Municipal Bonds & Notes
California	0	5,792	0	5,792
Illinois	0	2,953	0	2,953
Iowa	0	45	0	45
New Jersey	0	1,397	0	1,397
New York	0	4,411	0	4,411
Ohio	0	2,314	0	2,314
Tennessee	0	132	0	132
Washington	0	4,569	0	4,569
West Virginia	0	245	0	245
U.S. Government Agencies	0	199,374	0	199,374
U.S. Treasury Obligations	0	566,817	0	566,817
Non-Agency Mortgage-Backed Securities	0	164,276	0	164,276
Asset-Backed Securities	0	232,214	0	232,214
Sovereign Issues	0	50,689	0	50,689
Preferred Securities
Banking & Finance	0	1,350	0	1,350
Short-Term Instruments
Certificates of Deposit	0	56,743	0	56,743
Commercial Paper	0	1,892	0	1,892
Repurchase Agreements	0	985	0	985
Short-Term Notes	0	600	0	600
Japan Treasury Bills	0	168,519	0	168,519
U.S. Treasury Bills	0	926	0	926

	$0	$1,694,418	$0	$1,694,418

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$467,631	$0	$0	$467,631

Total Investments	$467,631	$1,694,418	$0	$2,162,049

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(6,483)	$0	$(6,483)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,791	489	0	2,280
Over the counter	0	32,341	0	32,341

	$1,791	$32,830	$0	$34,621

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(502)	(2,617)	0	(3,119)
Over the counter	0	(201,361)	0	(201,361)

	$(502)	$(203,978)	$0	$(204,480)

Total Financial Derivative Instruments	$1,289	$(171,148)	$0	$(169,859)

Totals	$468,920	$1,516,787	$0	$1,985,707

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Small Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INVESTMENTS IN SECURITIES 68.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Charter Communications Operating LLC
2.790% due 01/15/2022		$891	$895

Total Loan Participations and Assignments (Cost $889)			895

CORPORATE BONDS & NOTES 6.2%

BANKING & FINANCE 3.8%
Ally Financial, Inc.
6.250% due 12/01/2017		800	822
Banco del Estado de Chile
4.125% due 10/07/2020		1,700	1,796
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	400	437
Bank of America Corp.
5.650% due 05/01/2018		$100	104
6.400% due 08/28/2017		200	204
6.875% due 04/25/2018		3,700	3,894
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	700	1,076
Barclays PLC
8.250% due 12/15/2018 (d)		$200	211
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,800	1,881
Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,700	1,707
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	591
Deutsche Bank AG
4.250% due 10/14/2021		4,000	4,103
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		200	201
General Motors Financial Co., Inc.
2.400% due 04/10/2018		1,700	1,709
4.750% due 08/15/2017		10,270	10,383
Goldman Sachs Group, Inc.
2.209% due 11/15/2021		1,300	1,316
HSBC Holdings PLC
2.650% due 01/05/2022		800	823
3.400% due 03/08/2021		500	512
4.300% due 03/08/2026		300	313
HSBC USA, Inc.
1.804% due 08/07/2018		800	803
Lloyds Banking Group PLC
7.875% due 06/27/2029 (d)	GBP	900	1,255
Macquarie Bank Ltd.
6.625% due 04/07/2021		$546	616
MUFG Union Bank N.A.
1.434% due 05/05/2017		4,000	4,001
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		100	113
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (d)	EUR	360	434
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		$400	403
4.125% due 09/24/2025		400	407
Wells Fargo & Co.
3.500% due 03/08/2022		38	39

			40,154

INDUSTRIALS 1.4%
AbbVie, Inc.
1.800% due 05/14/2018		500	501
2.500% due 05/14/2020		200	201
3.200% due 11/06/2022		100	101
3.600% due 05/14/2025		200	200
4.500% due 05/14/2035		100	100
4.700% due 05/14/2045		100	100
Actavis Funding SCS
2.375% due 03/12/2020		100	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
4.464% due 07/23/2022	$300	$316
4.908% due 07/23/2025	700	740
6.384% due 10/23/2035	100	114
6.484% due 10/23/2045	300	347
6.834% due 10/23/2055	100	117
CVS Health Corp.
3.500% due 07/20/2022	100	103
3.875% due 07/20/2025	709	732
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,114
Forest Laboratories LLC
4.875% due 02/15/2021	400	431
HCA, Inc.
3.750% due 03/15/2019	4,500	4,613
Kraft Heinz Foods Co.
2.000% due 07/02/2018	100	100
3.500% due 07/15/2022	100	102
3.950% due 07/15/2025	100	102
5.000% due 07/15/2035	100	104
5.200% due 07/15/2045	100	104
President & Fellows of Harvard College
6.500% due 01/15/2039	1,100	1,583
QUALCOMM, Inc.
4.800% due 05/20/2045	300	314
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	500	496
2.400% due 09/23/2021	860	843
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	1,600	1,585

		15,265

UTILITIES 1.0%
Verizon Communications, Inc.
2.871% due 09/14/2018	9,100	9,295
2.946% due 03/15/2022	34	34
4.500% due 09/15/2020	1,000	1,067

		10,396

Total Corporate Bonds & Notes (Cost $65,287)		65,815

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.4%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	144
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,178
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400	434

		4,756

COLORADO 0.5%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	4,300	4,950

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	400	404
7.750% due 01/01/2042	700	721

		1,125

NEW YORK 0.1%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	$1,000	$1,195

		1,307

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	255	243

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	762

Total Municipal Bonds & Notes (Cost $11,359)		13,143

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
1.332% due 07/25/2037	43	44
1.362% due 07/25/2037	54	54
1.382% due 09/25/2035	147	147
2.310% due 08/01/2022	100	99
4.000% due 07/01/2018 - 03/01/2026	1,094	1,136
4.498% due 07/01/2019	597	627
5.000% due 04/01/2035	146	161
5.500% due 09/01/2023	8	8
6.000% due 05/01/2019 - 05/01/2041	2,014	2,279
7.500% due 04/01/2024 - 11/01/2037	210	241
Freddie Mac
1.022% due 12/25/2036	8	8
1.622% due 10/15/2037	49	49
6.000% due 04/01/2040	7	8
Ginnie Mae
6.000% due 12/15/2038	104	118
Small Business Administration
5.290% due 12/01/2027	48	51
5.720% due 01/01/2029	856	940
6.020% due 08/01/2028	637	712

Total U.S. Government Agencies (Cost $6,398)		6,682

U.S. TREASURY OBLIGATIONS 30.7%
U.S. Treasury Bonds
2.875% due 08/15/2045	4,000	3,879
3.000% due 11/15/2044	1,300	1,294
3.125% due 08/15/2044	6,350	6,473
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	24,818	25,027
0.125% due 01/15/2023 (h)	7,576	7,577
0.125% due 07/15/2024	12,785	12,677
0.250% due 01/15/2025	16,611	16,482
0.375% due 07/15/2023	18,680	18,993
0.375% due 01/15/2027	503	501
0.625% due 01/15/2026	2,044	2,083
0.750% due 02/15/2045	309	295
1.750% due 01/15/2028	4,637	5,250
2.375% due 01/15/2025 (h)	3,865	4,461
2.375% due 01/15/2027	120	143
2.500% due 01/15/2029	4,751	5,816
3.625% due 04/15/2028	150	200
U.S. Treasury Notes
1.375% due 09/30/2020 (h)	20,800	20,593
1.375% due 10/31/2020 (h)(j)	11,300	11,177
1.500% due 08/15/2026	13,400	12,397
1.750% due 12/31/2020	34,300	34,328
1.875% due 10/31/2022	27,800	27,537
2.000% due 11/30/2020 (g)(h)(j)	6,100	6,163
2.000% due 07/31/2022 (j)	10,100	10,097
2.000% due 08/15/2025 (h)	18,700	18,209
2.000% due 11/15/2026	3,400	3,284
2.125% due 08/31/2020 (h)(j)	17,100	17,370
2.125% due 05/15/2025	23,400	23,046
2.250% due 11/15/2025 (j)	700	694

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 08/15/2024		$31,200	$31,447

Total U.S. Treasury Obligations (Cost $329,861)			327,493

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%
Adjustable Rate Mortgage Trust
5.150% due 11/25/2037 ^		8,217	6,863
American Home Mortgage Assets Trust
1.558% due 11/25/2046		8,783	4,553
BCAP LLC Trust
6.318% due 03/26/2037		9,723	7,613
Bear Stearns ALT-A Trust
3.127% due 11/25/2035 ^		354	322
3.220% due 11/25/2035 ^		6,927	5,548
ChaseFlex Trust
1.282% due 07/25/2037		482	382
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037		6	5
2.990% due 03/25/2036 ^		436	415
3.044% due 08/25/2035		166	164
Countrywide Alternative Loan Trust
1.142% due 02/25/2047		27	23
1.142% due 09/25/2047		4,523	4,238
1.182% due 06/25/2037		87	78
1.638% due 02/25/2036		11	10
6.000% due 06/25/2047		3,317	2,863
Countrywide Home Loan Mortgage Pass-Through Trust
3.097% due 11/25/2034		9	9
3.312% due 02/20/2035		8	8
5.500% due 11/25/2035 ^		63	56
Credit Suisse Mortgage Capital Certificates
3.255% due 02/27/2037		1,334	1,350
Deutsche ALT-A Securities, Inc.
1.162% due 06/25/2037 ^		532	497
1.312% due 08/25/2037		5,119	3,833
Eddystone Finance PLC
0.880% due 04/19/2021	GBP	1,254	1,570
GSR Mortgage Loan Trust
3.144% due 11/25/2035		$9	9
HarborView Mortgage Loan Trust
1.148% due 12/19/2036 ^		826	709
JPMorgan Mortgage Trust
3.103% due 07/25/2035		62	62
3.172% due 08/25/2034		122	123
3.270% due 02/25/2035		3	3
5.750% due 01/25/2036 ^		21	18
LB Commercial Mortgage Trust
6.007% due 07/15/2044		1,307	1,312
Merrill Lynch Mortgage Investors Trust
3.293% due 09/25/2035 ^		195	175
MortgageIT Securities Corp. Mortgage Loan Trust
1.212% due 06/25/2047		2,129	1,796
Residential Accredit Loans, Inc. Trust
1.167% due 08/25/2036		960	818
1.182% due 05/25/2047		11,108	10,108
Structured Adjustable Rate Mortgage Loan Trust
3.248% due 04/25/2035		270	257
Structured Asset Mortgage Investments Trust
1.102% due 08/25/2036		12,403	10,744
1.212% due 02/25/2036		2,416	2,192
WaMu Mortgage Pass-Through Certificates Trust
1.368% due 01/25/2047		31	28
1.408% due 05/25/2047		5,208	4,651
2.116% due 09/25/2046		57	55
2.116% due 10/25/2046		52	49
2.665% due 06/25/2037 ^		1,975	1,815
Wells Fargo Mortgage-Backed Securities Trust
3.013% due 12/25/2036		365	337
3.089% due 03/25/2036 ^		356	349
3.106% due 07/25/2036 ^		1,028	993

Total Non-Agency Mortgage-Backed Securities (Cost $73,470)			77,003

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 12.4%
Asset-Backed Funding Certificates Trust
1.112% due 01/25/2037	$2,972	$2,086
Asset-Backed Securities Corp. Home Equity Loan Trust
1.942% due 07/25/2035	300	289
Bayview Opportunity Master Fund Trust
3.475% due 10/28/2031	451	454
Bear Stearns Asset-Backed Securities Trust
1.092% due 02/25/2037	2,088	2,005
1.132% due 07/25/2036	2,775	2,682
1.142% due 08/25/2036	1,000	1,028
1.182% due 12/25/2036	368	353
CIT Mortgage Loan Trust
2.332% due 10/25/2037	3,310	3,295
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045	24	17
1.142% due 12/25/2036	3,685	2,277
Countrywide Asset-Backed Certificates
1.122% due 06/25/2037	1,381	1,148
1.122% due 06/25/2047 ^	1,492	1,150
1.232% due 06/25/2047	1,200	982
1.242% due 12/25/2036	4,023	3,497
1.262% due 09/25/2036	8,581	8,467
1.282% due 07/25/2036	5,078	4,906
4.880% due 10/25/2046 ^	7,759	7,309
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	3,800	3,812
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037	10	6
Fieldstone Mortgage Investment Trust
1.717% due 12/25/2035	10,750	9,451
First Franklin Mortgage Loan Trust
1.512% due 09/25/2035	4,000	3,889
Fremont Home Loan Trust
1.082% due 08/25/2036	109	46
1.152% due 02/25/2036	1,443	1,279
GSAA Home Equity Trust
3.428% due 03/25/2036	7,464	5,956
GSAMP Trust
1.132% due 08/25/2036	948	887
2.302% due 12/25/2034 ^	1,711	1,205
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 11/25/2034	902	868
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025	300	300
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024	1,100	1,100
MASTR Specialized Loan Trust
1.242% due 06/25/2046	4,532	4,013
Merrill Lynch Mortgage Investors Trust
1.092% due 08/25/2037	9,063	5,353
Morgan Stanley ABS Capital, Inc. Trust
1.032% due 07/25/2036	6	3
1.142% due 09/25/2036	3,442	1,951
1.197% due 03/25/2037	19,414	9,729
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^	5,565	3,038
Option One Mortgage Loan Trust
1.292% due 04/25/2037	424	272
People’s Choice Home Loan Securities Trust
1.502% due 12/25/2035	831	797
Popular ABS Mortgage Pass-Through Trust
1.312% due 07/25/2036	3,700	2,955
Residential Asset Mortgage Products Trust
2.077% due 09/25/2033	1,757	1,661
Residential Asset Securities Corp. Trust
1.232% due 04/25/2037	14,514	13,959
1.382% due 02/25/2036	580	508
Securitized Asset-Backed Receivables LLC Trust
1.232% due 05/25/2036	1,636	992
1.272% due 11/25/2035	2,052	2,020
SG Mortgage Securities Trust
1.162% due 02/25/2036	5,739	3,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Private Education Loan Trust
1.512% due 07/15/2022		$813	$813
4.162% due 05/16/2044		166	173
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	362	382
Soundview Home Loan Trust
1.042% due 11/25/2036		$9	4
Specialty Underwriting & Residential Finance Trust
1.282% due 12/25/2036		2,568	2,214
Structured Asset Securities Corp. Mortgage Loan Trust
1.212% due 05/25/2047		2,300	1,883
Venture CDO Ltd.
1.261% due 07/22/2021		122	122
VOLT LLC
3.500% due 03/25/2047		2,200	2,206
Voya CLO Ltd.
2.320% due 10/15/2022		3,448	3,460

Total Asset-Backed Securities (Cost $129,656)			132,530

SOVEREIGN ISSUES 0.6%
Brazil Government International Bond
5.625% due 02/21/2047		1,700	1,653
Export-Import Bank of Korea
4.000% due 01/29/2021		2,000	2,095
Korea Development Bank
3.500% due 08/22/2017		200	201
Province of Ontario
1.100% due 10/25/2017		200	200
1.650% due 09/27/2019		300	299
Qatar Government International Bond
5.250% due 01/20/2020		1,500	1,617
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	60,000	519

Total Sovereign Issues (Cost $6,401)			6,584

SHORT-TERM INSTRUMENTS 9.7%

CERTIFICATES OF DEPOSIT 2.4%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$200	200
Barclays Bank PLC
1.804% due 11/06/2017		4,000	4,008
Credit Suisse AG
1.920% due 09/12/2017		3,200	3,207
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		1,100	1,103
Natixis S.A.
1.846% due 09/25/2017		5,300	5,313
Norinchukin Bank
1.733% due 10/11/2017		5,500	5,516
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		1,600	1,604
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		1,000	1,003
1.882% due 09/18/2017		3,700	3,710

			25,664

COMMERCIAL PAPER 0.2%
Credit Suisse AG
1.507% due 07/03/2017		200	199
Engie
1.638% due 10/04/2017		900	894
Natixis NY
1.434% due 07/03/2017		300	299
Standard Chartered Bank
1.465% due 07/03/2017		300	299

			1,691

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.9%
			$10,130

SHORT-TERM NOTES 0.0%
Kraft Heinz Foods Co.
1.600% due 06/30/2017		$300	300

JAPAN TREASURY BILLS 6.2%
(0.316)% due 04/10/2017 - 04/24/2017 (a)(b)	JPY	7,310,000	65,665

Total Short-Term Instruments (Cost $101,240)			103,450

Total Investments in Securities (Cost $724,561)			733,595

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.2%

SHORT-TERM INSTRUMENTS 31.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.2%
PIMCO Short-Term Floating NAV Portfolio III	33,751,062	$333,663

Total Short-Term Instruments (Cost $333,670)		333,663

Total Investments in Affiliates (Cost $333,670)		333,663

Total Investments 99.9% (Cost $1,058,231)		$1,067,258

Financial Derivative Instruments (f)(i) 8.9% (Cost or Premiums, net $6,784)		94,983

Other Assets and Liabilities, net (8.8)%		(93,878)

Net Assets 100.0%		$1,068,363

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.600%	03/31/2017	04/03/2017	$3,000	U.S. Treasury Bonds 3.750% due 11/15/2043	$(3,127)	$3,000	$3,000
DEU	0.960	03/31/2017	04/03/2017	1,400	U.S. Treasury Notes 0.750% due 07/15/2019	(1,435)	1,400	1,400
SSB	0.050	03/31/2017	04/03/2017	5,730	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(5,850)	5,730	5,730

Total Repurchase Agreements						$(10,412)	$10,130	$10,130

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Notes	1.125%	09/30/2021	$2,600	$(2,515)	$(2,516)

Total Short Sales				$(2,515)	$(2,516)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$3,000	$0	$0	$0	$3,000	$(3,127)	$(127)
DEU	1,400	0	0	0	1,400	(1,435)	(35)
SSB	5,730	0	0	0	5,730	(5,850)	(120)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(2,516)	(2,516)	0	(2,516)

Total Borrowings and Other Financing Transactions	$10,130	$0	$0	$(2,516)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(18,373) at a weighted average interest rate of 0.598%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500	16.000	05/17/2017	1,453	$288	$134

Total Purchased Options				$288	$134

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$125.000	04/21/2017	413	$(180)	$(133)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Volatility S&P 500	14.000	05/17/2017	1,453	$(376)	$(199)
Put - CBOE Volatility S&P 500	14.000	05/17/2017	1,453	(202)	(260)

				$(578)	$(459)

Total Written Options				$(758)	$(592)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2017	15	$27	$4	$(1)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	140	(79)	7	(22)
Euro-Bobl June Futures	Long	06/2017	19	(17)	2	0
Euro-Bund 10-Year Bond June Futures	Long	06/2017	157	181	49	(3)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	165	(7)	70	0
Put Options Strike @ EUR 131.000 on Euro-Bobl June Futures	Short	05/2017	409	(24)	22	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June Futures	Short	05/2017	409	(40)	33	0
Put Options Strike @ EUR 132.000 on Euro-Bobl June Futures	Long	05/2017	409	56	0	(35)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2017	140	67	16	0

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Russell 2000 Mini Index June Futures	Long	06/2017	1,484	$1,485	$243	$0
U.S. Treasury 2-Year Note June Futures	Long	06/2017	574	107	45	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	735	162	121	0
U.S. Treasury 10-Year Note June Futures	Short	06/2017	104	(110)	0	(23)
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	293	208	91	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	63	48	20	0
United Kingdom Long Gilt June Futures	Long	06/2017	74	228	36	(6)

Total Futures Contracts				$2,292	$759	$(90)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Volkswagen International Finance NV	1.000%	12/20/2017	0.223%	EUR 100	$1	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$2,673	$235	$126	$2	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	1,683	136	41	1	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	8,200	167	77	1	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	2,000	42	18	1	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	5,100	96	37	2	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	500	9	1	0	0

				$685	$300	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	6,100	$640	$(92)	$21	$0
Pay(5)	3-Month USD-LIBOR	2.200	11/24/2018	$	119,700	584	46	27	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		301,900	(2,381)	2,016	0	(64)
Pay(5)	3-Month USD-LIBOR	1.250	06/21/2019		129,600	1,205	(106)	0	(45)
Receive(5)	3-Month USD-LIBOR	3.000	11/25/2020		61,000	(377)	(24)	0	(12)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		2,300	(47)	(68)	2	0
Pay	3-Month USD-LIBOR	2.000	06/15/2023		25,100	(126)	(1,028)	30	0
Pay(5)	3-Month USD-LIBOR	2.500	12/15/2023		76,300	(232)	(133)	31	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,100	5	65	0	(2)
Receive(5)	3-Month USD-LIBOR	2.750	12/15/2026		53,900	152	198	0	(27)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		69,010	3,594	2,206	0	(110)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		23,900	(455)	3,420	0	(40)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		9,285	325	1,296	0	(15)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		9,800	934	1,379	0	(16)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		21,700	1,965	2,919	0	(35)
Receive(5)	3-Month USD-LIBOR	2.285	05/25/2048		9,800	996	820	0	(16)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	3,300	46	16	1	0
Pay(5)	6-Month EUR-EURIBOR	2.036	02/03/2037		21,300	209	209	0	(47)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	5,800	(212)	8	0	(7)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		16,300	(1,173)	79	0	(50)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		10,400	(329)	(217)	0	(56)
Receive(5)	6-Month GBP-LIBOR	2.040	02/01/2037		3,500	(121)	(122)	0	(16)
Receive(5)	6-Month GBP-LIBOR	2.043	02/01/2037		15,400	(538)	(538)	0	(70)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		3,400	(349)	(161)	0	(43)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046	JPY	840,000	739	417	24	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	77,200	(38)	(13)	0	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		15,000	(6)	(4)	0	0
Pay	28-Day MXN-TIIE	5.430	06/12/2020		74,200	(203)	(123)	3	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		22,100	(68)	(44)	2	0
Pay	28-Day MXN-TIIE	5.660	11/09/2021		29,800	(100)	(65)	3	0
Pay	28-Day MXN-TIIE	6.000	09/02/2022		6,000	(18)	(15)	1	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		24,200	(88)	(59)	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	700	$(3)	$(2)	$0	$0
Pay	28-Day MXN-TIIE	6.000	06/05/2023		600	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	5.861	03/25/2025		38,200	(193)	(118)	6	0
Pay	28-Day MXN-TIIE	5.890	03/26/2025		8,100	(40)	(25)	1	0
Pay	28-Day MXN-TIIE	6.810	06/19/2034		29,900	(151)	(134)	11	0
Pay	CPTFEMU	0.740	01/15/2020	EUR	5,200	6	54	0	(5)

						$4,150	$12,055	$166	$(676)

Total Swap Agreements						$4,836	$12,355	$173	$(676)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(g)	Securities with an aggregate market value of $808 have been pledged as collateral as of March 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(h)	Securities with an aggregate market value of $19,482 and cash of $1,662 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$134	$759	$173	$1,066	$(592)	$(90)	$(676)	$(1,358)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	14,609		$15,496	$0	$(89)
	04/2017		$563	EUR	523	0	(5)
	04/2017		8,809	JPY	979,500	0	(10)
	05/2017	JPY	979,500		$8,818	11	0
	05/2017	NOK	40,265		4,680	0	(11)
BPS	04/2017	BRL	82,025		25,018	167	(1,350)
	04/2017	MXN	244,914		12,225	0	(830)
	04/2017		$25,888	BRL	82,025	313	0
	04/2017		12,447	EUR	11,729	65	0
	05/2017		4,719	SEK	42,400	22	0
	12/2018	JPY	970,000		$8,840	0	(190)
CBK	04/2017	EUR	858		917	2	0
	04/2017	JPY	6,220,000		54,251	0	(1,651)
	05/2017		$53	AUD	69	0	0
	12/2018	JPY	1,630,000		$14,869	0	(304)
	12/2018		$23,559	JPY	2,600,000	643	0

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	04/2017	BRL	95,372		$29,599	$0	$(866)
	04/2017	RUB	338,024		5,655	0	(327)
	04/2017		$30,479	BRL	95,372	77	(92)
FBF	05/2017		4,455	RUB	268,410	259	0
GLM	04/2017	GBP	3,897		$4,802	0	(81)
	04/2017		$19,850	JPY	2,254,800	403	0
	04/2017		5,605	MXN	116,664	613	0
	05/2017	SEK	42,365		$4,806	69	0
HUS	04/2017	JPY	3,234,300		28,802	0	(250)
	06/2017	HKD	1,233		159	0	0
	06/2017	SGD	158		112	0	(1)
	01/2021	BRL	1,520		234	0	(153)
IND	05/2017		$4,813	NOK	39,930	0	(161)
JPM	04/2017	BRL	68,831		$21,036	0	(951)
	04/2017		$21,999	BRL	68,831	80	(92)
	04/2017		130	MXN	2,495	3	0
	05/2017		1,875	CHF	1,857	0	(17)
MSB	04/2017	BRL	18,116		$5,245	0	(542)
	04/2017		$5,718	BRL	18,116	69	0
TOR	04/2017	BRL	18,117		$5,186	0	(601)
	04/2017		$5,718	BRL	18,117	69	0
UAG	04/2017	JPY	1,090,000		$9,383	0	(409)

Total Forward Foreign Currency Contracts						$2,865	$(8,983)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus MXN	MXN	22.480	01/08/2018	EUR	7,160	$227	$710
	Put - OTC USD versus MXN		19.000	01/05/2018		$9,527	89	308
FBF	Put - OTC EUR versus MXN		22.480	01/08/2018	EUR	2,241	77	222
GLM	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$11,294	141	45
JPM	Put - OTC EUR versus USD		$1.045	04/19/2017	EUR	4,800	6	6
	Call - OTC USD versus JPY	JPY	118.280	08/21/2017		$6,400	59	26

							$ 599	$1,317

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	04/13/2018	$	1,900	$186	$42
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		1,900	186	248
BPS	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/13/2018		3,800	351	84
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	04/13/2018		3,800	387	496
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	04/17/2019		7,600	871	337
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/17/2019		7,600	871	1,125
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	10/12/2018	GBP	6,700	176	175
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	9,900	504	556
DUB	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	4,800	127	139
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	19,700	1,019	1,106
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	7,300	195	205
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017	$	409,100	192	72
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		60,900	346	166
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.240	05/16/2018		3,800	381	90
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/16/2018		3,800	381	512
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.285	05/23/2018		6,900	684	183
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	05/23/2018		6,900	684	884
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		6,300	303	349
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	05/28/2019		14,400	1,659	710
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/28/2019		14,400	1,659	2,059
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/22/2017		116,300	67	20

								$11,229	$9,558

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.150%	3-Month USD-LIBOR	11/28/2017	$266,700	$226	$122
SOG	Call - OTC 1-Year Interest Rate Floor	0.400	3-Month USD-LIBOR	10/26/2017	198,100	20	0

						$246	$122

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount	Cost(2)	Market Value
MYC	Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	0.000%	09/21/2017	$1,400	$122	$124

Total Purchased Options					$12,196	$11,121

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EUR versus MXN	MXN	27.600	01/08/2018	EUR	7,160	$(230)	$(33)
	Put - OTC USD versus MXN		18.000	01/05/2018		$19,054	(77)	(271)
FBF	Call - OTC EUR versus MXN		27.600	01/08/2018	EUR	2,241	(77)	(10)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$2,162	(115)	(1)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD	14,795	(141)	(31)
JPM	Call - OTC CAD versus JPY		90.000	08/21/2017		8,300	(59)	(17)
	Call - OTC EUR versus USD		$1.076	04/19/2017	EUR	4,800	(41)	(19)
	Put - OTC EUR versus USD		1.076	04/19/2017		4,800	(41)	(57)

							$ (781)	$(439)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$300	$(4)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	49,400	$(514)	$(677)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		98,600	(1,050)	(1,350)
MYC	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		181,800	(192)	(112)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		31,500	(333)	(441)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		13,100	(346)	(170)
RYL	Put - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.000	11/22/2017		44,700	(68)	(27)

								$(2,503)	$(2,777)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Floor(1)	0.040%	3-Month USD-LIBOR	11/28/2017	$533,400	$(229)	$(102)
SOG	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/26/2017	198,100	0	0

						$(229)	$(102)

Total Written Options						$(3,517)	$(3,318)

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		22,872		(7,032)		(10,825)		(1,696)		3,319
Notional Amount in $	$	316,013		$1,267,134		$(48,378)	$	(308,458)	$	(54,195)	$	1,172,116
Notional Amount in CAD	CAD	0	CAD	23,095	CAD	0	CAD	0	CAD	0	CAD	23,095
Notional Amount in EUR	EUR	73,996	EUR	95,502	EUR	0	EUR	(114,509)	EUR	(35,988)	EUR	19,001
Notional Amount in GBP	GBP	0	GBP	32,749	GBP	0	GBP	(26,000)	GBP	(6,749)	GBP	0
Premiums	$	(8,140)		$(10,496)		$3,525	$	8,514	$	2,322	$	(4,275)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$600	$80	$(4)	$76	$0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	7,795	(1,609)	654	0	(955)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	800	107	(5)	102	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	193	0	1	1	0

					$ (1,422)	$646	$179	$(955)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month KRW-KORIBOR	1.260%	07/20/2026	KRW	2,320,000	$0	$117	$117	$0
CBK	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		3,480,000	0	176	176	0
DUB	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026		4,640,000	0	235	235	0
GLM	Pay	28-Day MXN-TIIE	5.750	06/05/2023	MXN	200	0	(1)	0	(1)
	Pay	CPTFEMU	0.993	03/30/2020	EUR	24,100	(3)	(178)	0	(181)
JPM	Receive	3-Month KRW-KORIBOR	1.260	07/20/2026	KRW	4,625,000	0	234	234	0

							$(3)	$583	$762	$(182)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	Russell 2000 Index	103,546	3-Month USD-LIBOR less a specified spread	08/10/2017	$ 601,926	$0	$96,814	$96,814	$0
JPM	Receive	Russell 2000 Index	39,486	3-Month USD-LIBOR less a specified spread	11/08/2017	269,495	0	(3,028)	0	(3,028)

							$0	$93,786	$96,814	$(3,028)

Total Swap Agreements							$(1,425)	$95,015	$97,755	$(4,165)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $8,357 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	111

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$11	$290	$193	$494	$(115)	$0	$0	$(115)	$379	$(340)	$39
BPS	567	2,042	96,814	99,423	(2,370)	0	0	(2,370)	97,053	(94,640)	2,413
BRC	0	175	0	175	0	0	(955)	(955)	(780)	766	(14)
CBK	645	678	278	1,601	(1,955)	(779)	0	(2,734)	(1,133)	1,346	213
DUB	77	1,157	235	1,469	(1,285)	(304)	0	(1,589)	(120)	(1,199)	(1,319)
FBF	259	222	0	481	0	(11)	0	(11)	470	(260)	210
GLM	1,085	1,151	0	2,236	(81)	(1,381)	(182)	(1,644)	592	(570)	22
HUS	0	0	0	0	(404)	0	0	(404)	(404)	572	168
IND	0	0	0	0	(161)	0	0	(161)	(161)	0	(161)
JPM	83	237	235	555	(1,060)	(93)	(3,028)	(4,181)	(3,626)	4,320	694
MSB	69	0	0	69	(542)	0	0	(542)	(473)	526	53
MYC	0	5,149	0	5,149	0	(723)	0	(723)	4,426	(4,627)	(201)
RYL	0	20	0	20	0	(27)	0	(27)	(7)	0	(7)
TOR	69	0	0	69	(601)	0	0	(601)	(532)	565	33
UAG	0	0	0	0	(409)	0	0	(409)	(409)	262	(147)

Total Over the Counter	$2,865	$11,121	$97,755	$111,741	$(8,983)	$(3,318)	$(4,165)	$(16,466)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$134	$0	$0	$134
Futures	0	0	243	0	516	759
Swap Agreements	0	7	0	0	166	173

	$0	$7	$377	$0	$682	$1,066

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,865	$0	$2,865
Purchased Options	0	0	0	1,317	9,804	11,121
Swap Agreements	0	179	96,814	0	762	97,755

	$0	$179	$96,814	$4,182	$10,566	$111,741

	$0	$186	$97,191	$4,182	$11,248	$112,807

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$459	$0	$133	$592
Futures	0	0	0	0	90	90
Swap Agreements	0	0	0	0	676	676

	$0	$0	$459	$0	$899	$1,358

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,983	$0	$8,983
Written Options	0	0	0	439	2,879	3,318
Swap Agreements	0	955	3,028	0	182	4,165

	$0	$955	$3,028	$9,422	$3,061	$16,466

	$0	$955	$3,487	$9,422	$3,960	$17,824

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(777)	$0	$(201)	$(978)
Written Options	0	0	569	0	1,746	2,315
Futures	0	0	(6,992)	0	(2,434)	(9,426)
Swap Agreements	0	2,126	0	0	(14,537)	(12,411)

	$0	$2,126	$(7,200)	$0	$(15,426)	$(20,500)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,654	$0	$19,654
Purchased Options	0	(7)	0	(1,368)	(998)	(2,373)
Written Options	0	8	0	2,776	556	3,340
Swap Agreements	0	483	65,135	(6)	(1,076)	64,536

	$0	$484	$65,135	$21,056	$(1,518)	$85,157

	$0	$2,610	$57,935	$21,056	$(16,944)	$64,657

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(154)	$0	$14	$(140)
Written Options	0	0	119	0	47	166
Futures	0	0	716	0	2,674	3,390
Swap Agreements	0	(666)	0	0	30,814	30,148

	$0	$(666)	$681	$0	$33,549	$33,564

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(17,254)	$0	$(17,254)
Purchased Options	0	7	0	740	(1,575)	(828)
Written Options	0	(8)	0	166	135	293
Swap Agreements	0	256	145,054	0	4,116	149,426

	$0	$255	$145,054	$(16,348)	$2,676	$131,637

	$0	$(411)	$145,735	$(16,348)	$36,225	$165,201

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	113

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$895	$0	$895
Corporate Bonds & Notes
Banking & Finance	0	40,154	0	40,154
Industrials	0	15,265	0	15,265
Utilities	0	10,396	0	10,396
Municipal Bonds & Notes
California	0	4,756	0	4,756
Colorado	0	4,950	0	4,950
Illinois	0	1,125	0	1,125
New York	0	1,307	0	1,307
Ohio	0	243	0	243
Washington	0	762	0	762
U.S. Government Agencies	0	6,682	0	6,682
U.S. Treasury Obligations	0	327,493	0	327,493
Non-Agency Mortgage-Backed Securities	0	77,003	0	77,003
Asset-Backed Securities	0	132,530	0	132,530
Sovereign Issues	0	6,584	0	6,584
Short-Term Instruments
Certificates of Deposit	0	25,664	0	25,664
Commercial Paper	0	1,691	0	1,691
Repurchase Agreements	0	10,130	0	10,130
Short-Term Notes	0	300	0	300
Japan Treasury Bills	0	65,665	0	65,665

	$0	$733,595	$0	$733,595

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$333,663	$0	$0	$333,663

Total Investments	$333,663	$733,595	$0	$1,067,258

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(2,516)	$0	$(2,516)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	759	307	0	1,066
Over the counter	0	111,741	0	111,741

	$759	$112,048	$0	$112,807

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(90)	(1,268)	0	(1,358)
Over the counter	0	(16,466)	0	(16,466)

	$(90)	$(17,734)	$0	$(17,824)

Total Financial Derivative Instruments	$669	$94,314	$0	$94,983

Totals	$334,332	$825,393	$0	$1,159,725

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

ANNUAL REPORT	MARCH 31, 2017	115

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO StocksPLUS® Fund	Quarterly	Quarterly
PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly
PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly
PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly
PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly
PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within

116	PIMCO STOCKSPLUS® FUNDS

March 31, 2017

those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values

ANNUAL REPORT	MARCH 31, 2017	117

Notes to Financial Statements (Cont.)

of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

118	PIMCO STOCKSPLUS® FUNDS

March 31, 2017

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

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quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO StocksPLUS® Fund	$952	$702,210	$(654,900)	$5	$4	$48,271	$410	$0
PIMCO StocksPLUS® Absolute Return Fund	316,336	1,103,922	(953,300)	289	(131)	467,116	3,421	0
PIMCO StocksPLUS® International Fund (Unhedged)	190,468	1,398,344	(1,204,200)	145	(67)	384,690	1,644	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	199,545	1,967,062	(1,839,300)	127	(65)	327,369	1,063	0
PIMCO StocksPLUS® Long Duration Fund	9,100	270,529	(258,300)	3	(1)	21,331	28	0
PIMCO StocksPLUS® Short Fund	104,617	1,757,259	(1,394,300)	80	(25)	467,631	859	0
PIMCO StocksPLUS® Small Fund	150,575	1,150,163	(967,100)	77	(52)	333,663	1,163	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of

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ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March  31, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price

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volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and

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deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

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Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or

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margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the

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referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a

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party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a

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number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty.

Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of

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Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P		Administrative Class	Class D	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.25%	0.40%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		N/A	0.40%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.25%	0.40%	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		N/A	0.45%	0.45%		0.45%	0.45%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A	N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		N/A	0.40%	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.25%	0.40%	0.40%		0.40%	0.40%

*	This share class has been registered with the Securities and Exchange Commission (the “SEC”), but is not operational.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

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are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO StocksPLUS® Fund	$10,876	$59,295
PIMCO StocksPLUS® Absolute Return Fund	21,295	21,037
PIMCO StocksPLUS® International Fund (Unhedged)	25,124	11,838
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	13,473	50,081
PIMCO StocksPLUS® Long Duration Fund	9,147	1,636
PIMCO StocksPLUS® Short Fund	2,815	30,477
PIMCO StocksPLUS® Small Fund	15,536	8,733

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

132	PIMCO STOCKSPLUS® FUNDS

March 31, 2017

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO StocksPLUS® Fund	$682,420	$785,421	$205,884	$297,583
PIMCO StocksPLUS® Absolute Return Fund	2,609,109	2,777,555	182,932	271,886
PIMCO StocksPLUS® International Fund (Unhedged)	2,680,440	2,685,198	209,288	259,879
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,042,690	6,104,485	223,957	377,898
PIMCO StocksPLUS® Long Duration Fund	933,044	831,477	148,021	81,131
PIMCO StocksPLUS® Short Fund	4,110,266	4,146,227	293,700	663,020
PIMCO StocksPLUS® Small Fund	2,880,573	3,059,787	153,989	249,843

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Absolute Return Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	11,810	$111,122	28,389	$243,037	10,214	$105,576	33,352	$309,037
Class P	2,729	25,752	3,164	29,337	7,210	70,100	7,904	74,682
Administrative Class	1,313	10,813	196	1,681	0	0	0	0
Class D	1,534	13,390	3,179	25,569	13,896	142,685	5,423	49,818
Class A	4,195	35,951	8,862	74,846	5,122	51,514	8,902	82,405
Class C	2,819	23,112	6,034	48,367	2,554	23,514	5,481	47,766
Class R	781	7,018	697	6,074	0	0	1	10
Issued as reinvestment of distributions
Institutional Class	413	3,951	5,595	48,895	300	3,238	3,228	29,475
Class P	25	237	214	1,865	60	637	675	6,110
Administrative Class	16	144	67	547	0	0	0	0
Class D	34	304	402	3,260	119	1,268	1,501	13,339
Class A	169	1,511	2,534	20,634	96	1,041	1,632	14,717
Class C	71	615	1,758	13,612	46	458	1,071	8,990
Class R	9	87	167	1,393	0	0	0	0
Cost of shares redeemed
Institutional Class	(32,765)	(290,196)	(34,441)	(309,422)	(11,645)	(113,326)	(30,078)	(263,165)
Class P	(1,693)	(15,275)	(3,393)	(30,012)	(5,063)	(48,305)	(14,875)	(131,056)
Administrative Class	(597)	(5,338)	(338)	(3,027)	0	0	0	0
Class D	(2,138)	(18,350)	(3,162)	(25,827)	(11,612)	(110,068)	(12,621)	(113,783)
Class A	(7,845)	(66,915)	(13,686)	(111,808)	(9,546)	(91,680)	(16,084)	(144,734)
Class C	(5,256)	(42,694)	(5,861)	(46,276)	(6,365)	(56,758)	(10,030)	(84,144)
Class R	(767)	(6,753)	(680)	(5,800)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(25,143)	$(211,514)	(303)	$(13,055)	(4,614)	$(20,106)	(14,518)	$(100,533)

ANNUAL REPORT	MARCH 31, 2017	133

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	31,549	$179,401	45,101	$250,354	38,111	$282,972	231,380	$1,624,153
Class P	2,977	16,939	14,641	91,468	26,309	193,923	74,929	570,104
Administrative Class	930	5,047	1,253	7,003	0	0	0	0
Class D	1,726	9,651	2,291	14,263	10,084	71,380	54,766	421,806
Class A	917	5,067	2,593	14,878	11,652	81,581	53,902	403,322
Class C	297	1,596	1,189	6,867	2,598	17,099	25,316	180,764
Class R	0	0	0	0	17	125	1	10
Issued as reinvestment of distributions
Institutional Class	0	0	10,764	63,692	3,442	25,464	5,361	39,582
Class P	0	0	241	1,433	701	5,171	2,810	20,532
Administrative Class	0	0	57	327	0	0	0	0
Class D	0	0	241	1,414	524	3,702	3,940	28,102
Class A	0	0	205	1,191	671	4,729	3,690	26,054
Class C	0	0	91	512	232	1,542	1,721	11,340
Class R	0	0	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(17,356)	(95,030)	(15,561)	(82,028)	(61,051)	(427,539)	(88,460)	(628,380)
Class P	(4,387)	(24,146)	(9,874)	(60,014)	(34,736)	(241,397)	(54,264)	(378,759)
Administrative Class	(2,323)	(12,871)	(160)	(877)	0	0	0	0
Class D	(2,093)	(11,593)	(4,439)	(26,566)	(26,010)	(175,937)	(61,792)	(420,925)
Class A	(2,473)	(13,579)	(1,860)	(10,459)	(31,989)	(214,812)	(40,415)	(275,392)
Class C	(764)	(4,032)	(767)	(4,221)	(14,888)	(93,917)	(11,133)	(69,841)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	9,000	$56,450	46,006	$269,237	(74,333)	$(465,913)	201,752	$1,552,472

134	PIMCO STOCKSPLUS® FUNDS

March 31, 2017

PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund				PIMCO StocksPLUS® Small Fund
Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount

17,452	$128,656	9,624	$62,863	76,273	$769,497	14,553	$163,385	22,057	$209,912	19,202	$158,753
0	0	0	0	10,342	104,940	10,457	119,391	4,628	41,787	8,599	75,796
0	0	0	0	0	0	0	0	1,747	14,006	674	5,667
0	0	0	0	3,352	33,347	5,861	64,399	2,965	26,940	6,042	53,212
0	0	0	0	6,456	64,954	9,381	104,300	7,154	63,694	10,898	95,682
0	0	0	0	358	3,435	1,295	13,755	2,199	18,455	4,367	36,675
0	0	0	0	0	0	0	0	5	42	1	10

8,665	59,725	8,158	53,341	0	0	9,678	107,101	965	9,176	2,707	22,075
0	0	0	0	0	0	213	2,361	334	3,161	1,466	11,906
0	0	0	0	0	0	0	0	25	233	46	372
0	0	0	0	0	0	136	1,458	626	5,800	2,537	20,175
0	0	0	0	0	0	194	2,077	822	7,666	2,957	23,626
0	0	0	0	0	0	63	650	361	3,138	1,456	10,811
0	0	0	0	0	0	0	0	0	0	0	1

(22,959)	(163,992)	(23,692)	(166,155)	(41,376)	(426,821)	(158,022)	(1,795,576)	(15,047)	(132,370)	(21,630)	(174,131)
0	0	0	0	(9,401)	(95,619)	(9,445)	(106,226)	(5,579)	(47,422)	(20,265)	(160,225)
0	0	0	0	0	0	0	0	(1,774)	(16,064)	(38)	(290)
0	0	0	0	(4,227)	(41,875)	(4,734)	(51,639)	(8,806)	(74,399)	(21,324)	(172,826)
0	0	0	0	(8,153)	(80,837)	(7,085)	(78,225)	(13,444)	(115,133)	(20,553)	(168,239)
0	0	0	0	(972)	(9,259)	(1,051)	(11,000)	(6,353)	(50,259)	(7,607)	(57,307)
0	0	0	0	0	0	0	0	0	0	0	0
3,158	$24,389	(5,910)	$(49,951)	32,652	$321,762	(128,506)	$(1,463,789)	(7,115)	$(31,637)	(30,465)	$(218,257)

~	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO StocksPLUS® International Fund (Unhedged)	1	0	72%	0%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	2	0%	32%
PIMCO StocksPLUS® Long Duration Fund	1	0	18%	0%
PIMCO StocksPLUS® Short Fund	0	1	0%	90%

At a meeting held on May  11-12, 2015, the Board approved a reverse share split for each class of the PIMCO StocksPLUS® Short Fund, pursuant to which shareholders received one share in exchange for every five shares of the PIMCO StocksPLUS® Short Fund.

The reverse share splits were effective August  7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the

Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits does not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to August 7, 2015 for the Funds have been adjusted to reflect the reverse share split.

ANNUAL REPORT	MARCH 31, 2017	135

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March  31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO StocksPLUS® Fund	$0	$0	$98,902	$(382)	$(11,059)	$(3,753)	$(65)
PIMCO StocksPLUS® Absolute Return Fund	6,493	0	166,498	(1,208)	(89)	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	50,969	0	62,877	(1,550)	(15,985)	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	198,162	0	110,708	(1,754)	(130,833)	0	0
PIMCO StocksPLUS® Long Duration Fund	26,358	34,542	14,470	(647)	0	0	0
PIMCO StocksPLUS® Short Fund	25,207	0	(120,115)	(614)	(3,489,614)	0	0
PIMCO StocksPLUS® Small Fund	28,243	0	119,540	(883)	(119,309)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale-buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

136	PIMCO STOCKSPLUS® FUNDS

March 31, 2017

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses. As of March 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses(7)
	03/31/2018	03/31/2019
PIMCO StocksPLUS® Fund*	$11,059	$0
PIMCO StocksPLUS® Absolute Return Fund	89	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0
PIMCO StocksPLUS® Long Duration Fund	0	0
PIMCO StocksPLUS® Short Fund	78,424	183,598
PIMCO StocksPLUS® Small Fund*	59,099	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO StocksPLUS® Fund	$0	$0
PIMCO StocksPLUS® Absolute Return Fund	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	15,761	224
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	105,134	25,699
PIMCO StocksPLUS® Long Duration Fund	0	0
PIMCO StocksPLUS® Short Fund	883,874	2,343,718
PIMCO StocksPLUS® Small Fund	26,889	33,321

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO StocksPLUS® Fund	$839,723	$6,986	$(5,078)	$1,908
PIMCO StocksPLUS® Absolute Return Fund	1,451,325	19,895	(4,304)	15,591
PIMCO StocksPLUS® International Fund (Unhedged)	1,431,038	20,059	(7,339)	12,720
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,617,043	30,880	(22,290)	8,590
PIMCO StocksPLUS® Long Duration Fund	715,322	25,575	(14,308)	11,267
PIMCO StocksPLUS® Short Fund	2,121,003	54,998	(13,952)	41,046
PIMCO StocksPLUS® Small Fund	1,058,367	15,611	(6,720)	8,891

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Passive Foreign Investment Companies (PFICs), sale/buyback transactions, convertible preferred securities, and Lehman securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2017	137

Notes to Financial Statements (Cont.)

March 31, 2017

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017			March 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO StocksPLUS® Fund	$7,199	$0	$0	$20,149	$75,645	$0
PIMCO StocksPLUS® Absolute Return Fund	7,001	0	0	26,174	50,310	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	0	0	60,335	2,462	7,006
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	43,010	0	0	133,880	0	4,002
PIMCO StocksPLUS® Long Duration Fund	41,398	19,036	0	36,819	17,071	0
PIMCO StocksPLUS® Short Fund	0	0	0	113,738	0	0
PIMCO StocksPLUS® Small Fund	29,999	0	0	21,225	71,774	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April  1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class  A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January  24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

138	PIMCO STOCKSPLUS® FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, (seven of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	139

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BNP	BNP Capital Markets Ltd.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	NDDUEAFE	MSCI EAFE Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	KORIBOR	Korea Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security	TBD	To Be Determined
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

140	PIMCO STOCKSPLUS® FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO StocksPLUS® Fund	0.00%	0.00%	$7,200	$0
PIMCO StocksPLUS® Absolute Return Fund	0.97%	0.97%	3,917	0
PIMCO StocksPLUS® International Fund (Unhedged)	0.00%	0.00%	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.00%	0.09%	43,009	0
PIMCO StocksPLUS® Long Duration Fund	0.00%	0.00%	23,501	17,896
PIMCO StocksPLUS® Short Fund	0.00%	0.00%	0	0
PIMCO StocksPLUS® Small Fund	0.00%	0.00%	13,362	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	141

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

142	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

ANNUAL REPORT	MARCH 31, 2017	143

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

144	PIMCO STOCKSPLUS® FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

ANNUAL REPORT	MARCH 31, 2017	145

Privacy Policy1 (Cont.)

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

146	PIMCO STOCKSPLUS® FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3008AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

∎	Institutional
∎	P
∎	D
∎	A
∎	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		19
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		87
Report of Independent Registered Public Accounting Firm		113
Glossary		114
Federal Income Tax Information		115
Management of the Trust		116
Privacy Policy		119

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	38
PIMCO California Municipal Bond Fund	8	42
PIMCO California Short Duration Municipal Income Fund	9	46
PIMCO High Yield Municipal Bond Fund	10	50
PIMCO Municipal Bond Fund	11	58
PIMCO National Intermediate Municipal Bond Fund	12	65
PIMCO New York Municipal Bond Fund	13	69
PIMCO Short Duration Municipal Income Fund	14	73
PIMCO Unconstrained Tax Managed Bond Fund	15	77

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, tax risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. Income from the PIMCO Unconstrained Tax Managed Bond Fund may be subject to Federal and state income taxes.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. However, the Average Annual Total Return table for the PIMCO Unconstrained Tax Managed Bond Fund discloses returns after taxes on Fund distributions. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Class D,

Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	01/31/00	10/19/99	08/31/09	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	05/31/12	05/31/12	05/31/12	Non-Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	08/31/06	08/31/06	08/31/09	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	07/31/06	07/31/06	12/29/06	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	04/08/98	04/01/98	04/01/98	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	05/31/12	05/31/12	05/31/12	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	01/31/00	10/19/99	08/31/09	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	01/31/00	03/28/02	03/28/02	Diversified
PIMCO Unconstrained Tax Managed Bond Fund	01/30/09	01/30/09	09/10/09	01/30/09	01/30/09	01/30/09	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements.

Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications,

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the Funds (Cont.)

disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
Class P - PCIPX	Class C - PCFCX
Class D - PCIDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Water Revenue	14.1%
Ad Valorem Property Tax	10.3%
Electric Power & Light Revenue	10.1%
Tax Increment/Allocation Revenue	8.6%
Health, Hospital & Nursing Home Revenue	7.3%
Special Tax	6.3%
Lease (Abatement)	5.5%
College & University Revenue	5.2%
Highway Revenue Tolls	5.0%
Port, Airport & Marina Revenue	4.2%
Sewer Revenue	3.3%
Special Assessment	2.9%
Sales Tax Revenue	2.6%
General Fund	1.9%
Tobacco Settlement Funded	1.6%
Recreational Revenue	1.3%
Natural Gas Revenue	1.3%
Hotel Occupancy Tax	1.0%
Other	2.8%
Short-Term Instruments‡	4.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	(0.37)%	2.47%	3.00%	3.79%
PIMCO California Intermediate Municipal Bond Fund Class P	(0.47)%	2.37%	2.90%	3.70%
PIMCO California Intermediate Municipal Bond Fund Class D	(0.70)%	2.14%	2.66%	3.43%
PIMCO California Intermediate Municipal Bond Fund Class A	(0.70)%	2.14%	2.66%	3.42%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	(2.94)%	1.36%	2.35%	3.25%
PIMCO California Intermediate Municipal Bond Fund Class C	(1.45)%	1.38%	1.89%	2.69%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	(2.42)%	1.38%	1.89%	2.69%
Bloomberg Barclays California Intermediate Municipal Bond Index	(0.40)%	3.00%	4.59%	4.84%
Lipper California Intermediate Municipal Debt Funds Average	(0.64)%	2.46%	3.52%	4.16%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning contributed to performance during the reporting period. The Fund was generally overweight duration in the first half of the period, when yields moved lower, and generally underweight duration for the remainder of the period, when yields moved higher.

»	An overweight to the revenue-backed sector contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the water and sewer utility sector contributed to performance versus the Fund’s benchmark index.

»	An overweight to the transportation sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the healthcare sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the special tax sector detracted from performance, as the segment underperformed the general municipal market.

»	Security selection within the education sector detracted from performance versus the Fund’s benchmark index.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
Class P - PCTPX	Class C - PCTGX
Class D - PCTDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Water Revenue	14.8%
Tobacco Settlement Funded	13.7%
Health, Hospital & Nursing Home Revenue	12.3%
Natural Gas Revenue	5.7%
Special Tax	5.4%
Port, Airport & Marina Revenue	4.8%
Ad Valorem Property Tax	4.6%
College & University Revenue	4.6%
Local or Guaranteed Housing	4.1%
Charter School Aid	3.8%
Tax Increment/Allocation Revenue	3.6%
Special Assessment	3.2%
Sewer Revenue	2.8%
Electric Power & Light Revenue	2.3%
Industrial Revenue	1.8%
General Fund	1.7%
Other	3.1%
Short-Term Instruments‡	7.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	0.23%	3.73%
PIMCO California Municipal Bond Fund Class P	0.13%	3.63%
PIMCO California Municipal Bond Fund Class D	(0.12)%	3.37%
PIMCO California Municipal Bond Fund Class A	(0.12)%	3.37%
PIMCO California Municipal Bond Fund Class A (adjusted)	(2.38)%	2.56%
PIMCO California Municipal Bond Fund Class C	(0.87)%	2.61%
PIMCO California Municipal Bond Fund Class C (adjusted)	(1.84)%	2.61%
Bloomberg Barclays California Municipal Bond Index	(0.17)%	3.42%
Lipper California Municipal Debt Funds Average	(0.29)%	3.47%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.54% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning contributed to performance during the reporting period. The Fund was generally overweight duration in the first half of the period, when yields moved lower, and generally underweight duration for the remainder of the period, when yields moved higher.

»	An overweight to the revenue-backed sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the tobacco sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the special tax sector detracted from performance, as the segment underperformed the general municipal market.

»	Security selection within the healthcare sector detracted from performance versus the Fund’s benchmark index.

»	An average overweight to the education sector detracted from performance, as the segment underperformed the general municipal market.

»	An underweight to the transportation sector detracted from performance, as the segment outperformed the general municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
Class P - PCDPX	Class C - PCSCX
Class D - PCDDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Tax Increment/Allocation Revenue	14.1%
Highway Revenue Tolls	10.0%
Electric Power & Light Revenue	7.8%
Lease (Abatement)	7.6%
Health, Hospital & Nursing Home Revenue	6.6%
Water Revenue	5.6%
Special Tax	4.8%
Sewer Revenue	4.5%
Sales Tax Revenue	4.5%
General Fund	4.4%
Port, Airport & Marina Revenue	4.1%
Miscellaneous Revenue	3.9%
Recreational Revenue	3.8%
College & University Revenue	3.5%
Tobacco Settlement Funded	3.4%
Resource Recovery Revenue	3.0%
Ad Valorem Property Tax	1.4%
Special Assessment	1.1%
Other	1.8%
Short-Term Instruments‡	4.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	0.34%	0.66%	1.47%	1.61%
PIMCO California Short Duration Municipal Income Fund Class P	0.24%	0.56%	1.37%	1.51%
PIMCO California Short Duration Municipal Income Fund Class D	(0.06)%	0.26%	1.06%	1.20%
PIMCO California Short Duration Municipal Income Fund Class A	(0.06)%	0.26%	1.06%	1.20%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(2.31)%	(0.20)%	0.83%	0.99%
PIMCO California Short Duration Municipal Income Fund Class C	(0.36)%	(0.04)%	0.75%	0.88%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	(1.36)%	(0.04)%	0.75%	0.88%
Bloomberg Barclays California 1 Year Municipal Bond Index	0.58%	0.68%	1.77%	1.87%
Lipper California Short/Intermediate Municipal Debt Funds Average	(0.03)%	1.31%	2.42%	2.48%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was managed above the Fund’s benchmark index, which detracted from performance, as municipal yields moved higher across the curve.

»	An overweight to the revenue-backed sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the industrial revenue sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the transportation sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the special tax sector detracted from performance, as the segment underperformed the general municipal market.

»	Security selection within the electric utility sector detracted from performance versus the Fund’s benchmark index.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
Class P - PYMPX	Class C - PYMCX
Class D - PYMDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	20.2%
Tobacco Settlement Funded	16.1%
Port, Airport & Marina Revenue	7.5%
Ad Valorem Property Tax	5.2%
Natural Gas Revenue	4.7%
College & University Revenue	4.4%
Sewer Revenue	3.4%
Electric Power & Light Revenue	3.1%
Local or Guaranteed Housing	2.9%
Industrial Revenue	2.8%
Charter School Aid	2.5%
Miscellaneous Revenue	2.5%
Highway Revenue Tolls	2.5%
Appropriations	2.4%
Sales Tax Revenue	2.1%
Water Revenue	1.6%
Income Tax Revenue	1.4%
Tax Increment/Allocation Revenue	1.3%
Tobacco & Liquor Taxes	1.0%
Special Tax	1.0%
Other	4.9%
Short-Term Instruments‡	6.3%
Corporate Bonds & Notes	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	2.52%	5.49%	3.21%	3.92%
PIMCO High Yield Municipal Bond Fund Class P	2.42%	5.38%	3.10%	3.82%
PIMCO High Yield Municipal Bond Fund Class D	2.21%	5.17%	2.92%	3.62%
PIMCO High Yield Municipal Bond Fund Class A	2.21%	5.17%	2.92%	3.62%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	(0.09)%	4.37%	2.61%	3.33%
PIMCO High Yield Municipal Bond Fund Class C	1.45%	4.39%	2.15%	2.85%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	0.46%	4.39%	2.15%	2.85%
Bloomberg Barclays High Yield Municipal Bond Index	4.31%	5.64%	4.29%	4.59%
Lipper High Yield Municipal Debt Funds Average	1.16%	4.77%	3.49%	3.78%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.56% for the Institutional Class shares, 0.66% for Class P shares, 0.86% for Class D shares, 0.86% for Class A shares, and 1.61% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning contributed to performance during the reporting period. The Fund was generally overweight duration in the first half of the period when yields moved lower and generally underweight for the remainder of the period as yields moved higher.

»	An underweight to the revenue-backed sector detracted from performance, as the segment outperformed the general municipal market.

»	The Fund’s overweight positioning within the industrial revenue sector in the first half of the period contributed to performance, as the segment outperformed the general municipal market.

»	The Fund’s underweight to Puerto Rico domiciled municipal securities detracted from performance, as the segment outperformed the general municipal market.

»	An underweight to the high yield tobacco sector detracted from performance, as the segment outperformed the general municipal market.

»	An overweight to the water and sewer utility sector over the majority of the reporting period detracted from performance, as the segment underperformed the general municipal market.

»	An average overweight to the electric utility sector detracted from performance, as the segment underperformed the general municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
Class P - PMUPX	Class C - PMLCX
Class D - PMBDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	18.6%
Natural Gas Revenue	6.9%
Tobacco Settlement Funded	6.5%
Ad Valorem Property Tax	6.3%
Highway Revenue Tolls	6.2%
Port, Airport & Marina Revenue	6.2%
Water Revenue	5.3%
Electric Power & Light Revenue	4.8%
Income Tax Revenue	4.3%
College & University Revenue	4.3%
Lease (Abatement)	4.2%
Industrial Revenue	3.6%
Miscellaneous Revenue	3.3%
Sales Tax Revenue	2.9%
Appropriations	2.9%
Sewer Revenue	2.1%
Transit Revenue	1.9%
Recreational Revenue	1.5%
General Fund	1.2%
Other	2.9%
Short-Term Instruments‡	3.9%
Corporate Bonds & Notes	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	0.55%	3.92%	3.27%	4.10%
PIMCO Municipal Bond Fund Class P	0.45%	3.82%	3.16%	3.97%
PIMCO Municipal Bond Fund Class D	0.24%	3.60%	2.95%	3.76%
PIMCO Municipal Bond Fund Class A	0.24%	3.60%	2.95%	3.75%
PIMCO Municipal Bond Fund Class A (adjusted)	(2.02)%	2.81%	2.64%	3.58%
PIMCO Municipal Bond Fund Class C	(0.26)%	3.09%	2.44%	3.23%
PIMCO Municipal Bond Fund Class C (adjusted)	(1.24)%	3.09%	2.44%	3.23%
Bloomberg Barclays Municipal Bond Index	0.15%	3.24%	4.33%	4.80%
Lipper General & Insured Municipal Debt Funds Average	(0.06)%	3.20%	3.65%	4.06%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.76% for Class D shares, 0.76% for Class A shares, and 1.26% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning contributed to performance during the reporting period. The Fund was generally overweight duration in the first half of the period, when yields moved lower, and generally underweight duration for the remainder of the period, when yields moved higher.

»	An overweight to the revenue-backed sector contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the transportation sector contributed to performance versus the Fund’s benchmark index.

»	An overweight to the tobacco sector contributed to performance, as the segment outperformed the general municipal market.

»	An underweight to the water and sewer utility sector contributed to performance, as the segment underperformed the general municipal market.

»	An underweight to the housing sector detracted from performance, as the segment outperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
Class P - PMNPX	Class C - PMNNX
Class D - PMNDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	10.6%
Highway Revenue Tolls	9.6%
Electric Power & Light Revenue	8.5%
College & University Revenue	8.4%
Natural Gas Revenue	6.4%
Ad Valorem Property Tax	6.4%
Water Revenue	5.6%
Port, Airport & Marina Revenue	5.2%
Miscellaneous Taxes	4.4%
Industrial Revenue	4.2%
Income Tax Revenue	3.7%
Miscellaneous Revenue	2.7%
Appropriations	2.6%
Tobacco Settlement Funded	2.2%
Fuel Sales Tax Revenue	1.9%
General Fund	1.9%
Lease (Appropriation)	1.9%
Economic Development Revenue	1.8%
Hotel Occupancy Tax	1.4%
Other	1.7%
Short-Term Instruments‡	8.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	(0.19)%	2.77%
PIMCO National Intermediate Municipal Bond Fund Class P	(0.29)%	2.67%
PIMCO National Intermediate Municipal Bond Fund Class D	(0.54)%	2.42%
PIMCO National Intermediate Municipal Bond Fund Class A	(0.54)%	2.42%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	(2.74)%	1.61%
PIMCO National Intermediate Municipal Bond Fund Class C	(1.04)%	1.92%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	(2.02)%	1.92%
Bloomberg Barclays 1-15 Year Municipal Bond Index	0.10%	2.42%
Lipper Intermediate Municipal Debt Funds Average	(0.25)%	1.99%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.80% for Class D shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning contributed to performance during the reporting period. The Fund was generally overweight duration in the first half of the period, when yields moved lower, and generally underweight duration for the remainder of the period, when yields moved higher.

»	Security selection within the transportation sector contributed to performance versus the Fund’s benchmark index.

»	An overweight to the education sector detracted from performance, as the segment underperformed the general municipal market.

»	An overweight to the special tax sector detracted from performance, as the segment underperformed the general municipal market.

»	Security selection within the industrial revenue sector detracted from performance versus the Fund’s benchmark index.

»	An underweight to the housing sector detracted from performance, as the segment outperformed the general municipal market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
Class P - PNYPX	Class C - PBFCX
Class D - PNYDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
College & University Revenue	17.6%
Income Tax Revenue	9.7%
Tobacco Settlement Funded	8.9%
Electric Power & Light Revenue	8.1%
Port, Airport & Marina Revenue	6.9%
Transit Revenue	6.2%
Water Revenue	6.1%
Industrial Revenue	6.1%
Miscellaneous Revenue	5.2%
Health, Hospital & Nursing Home Revenue	4.6%
Ad Valorem Property Tax	4.1%
Miscellaneous Taxes	3.0%
Recreational Revenue	2.6%
Hotel Occupancy Tax	2.1%
Lease Revenue	1.8%
Sales Tax Revenue	1.8%
Other	1.7%
Short-Term Instruments‡	3.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	0.70%	3.51%	3.99%	4.90%
PIMCO New York Municipal Bond Fund Class P	0.59%	3.41%	3.88%	4.80%
PIMCO New York Municipal Bond Fund Class D	0.36%	3.17%	3.64%	4.53%
PIMCO New York Municipal Bond Fund Class A	0.36%	3.17%	3.64%	4.53%
PIMCO New York Municipal Bond Fund Class A (adjusted)	(1.90)%	2.38%	3.33%	4.35%
PIMCO New York Municipal Bond Fund Class C	(0.39)%	2.40%	2.87%	3.78%
PIMCO New York Municipal Bond Fund Class C (adjusted)	(1.36)%	2.40%	2.87%	3.78%
Bloomberg Barclays New York Municipal Bond Index	0.21%	3.23%	4.31%	4.93%
Lipper New York Municipal Debt Funds Average	0.37%	2.97%	3.57%	4.27%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds are generally issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning contributed to performance during the reporting period. The Fund was generally overweight duration in the first half of the period, when yields moved lower, and generally underweight duration for the remainder period, when yields moved higher.

»	An overweight to the revenue-backed sector throughout the majority of the reporting period contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the tobacco sector contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the education sector contributed to performance versus the Fund’s benchmark index.

»	An overweight to the industrial revenue sector contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the special tax sector detracted from performance versus the Fund’s benchmark index.

ANNUAL REPORT	MARCH 31, 2017	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
Class P - PSDPX	Class C - PSDCX
Class D - PSDDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	14.1%
Electric Power & Light Revenue	11.1%
Highway Revenue Tolls	9.9%
Ad Valorem Property Tax	9.1%
Industrial Revenue	8.8%
College & University Revenue	6.6%
Miscellaneous Revenue	5.7%
Natural Gas Revenue	4.9%
Resource Recovery Revenue	4.0%
Port, Airport & Marina Revenue	3.8%
Tobacco Settlement Funded	3.8%
General Fund	2.6%
Sales Tax Revenue	2.4%
Local or Guaranteed Housing	1.7%
Fuel Sales Tax Revenue	1.6%
Appropriations	1.5%
Sewer Revenue	1.2%
Other	3.4%
Short-Term Instruments‡	3.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	0.47%	0.91%	0.15%	1.50%
PIMCO Short Duration Municipal Income Fund Class P	0.37%	0.81%	0.04%	1.38%
PIMCO Short Duration Municipal Income Fund Class D	0.07%	0.50%	(0.26)%	1.10%
PIMCO Short Duration Municipal Income Fund Class A	0.06%	0.51%	(0.26)%	1.09%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	(2.13)%	0.04%	(0.48)%	0.96%
PIMCO Short Duration Municipal Income Fund Class C	(0.24)%	0.21%	(0.55)%	0.72%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	(1.23)%	0.21%	(0.55)%	0.72%
Bloomberg Barclays 1 Year Municipal Bond Index	0.67%	0.70%	1.80%	2.40%
Lipper Short Municipal Debt Funds Average	0.25%	0.67%	1.55%	2.36%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) positioning was managed above the index, which detracted from performance, as municipal yields moved higher across the curve.

»	An overweight to the revenue-backed sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the healthcare sector contributed to performance, as the segment outperformed the general municipal market.

»	An overweight to the industrial revenue sector contributed to performance, as the segment outperformed the general municipal market.

»	Security selection within the water and sewer utility sector detracted from performance versus the Fund’s benchmark index.

»	Security selection within the housing sector detracted from performance versus the Fund’s benchmark index.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Unconstrained Tax Managed Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
Class P - PUTPX	Class C - ATMCX
Class D - ATMDX

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	11.0%
Ad Valorem Property Tax	10.4%
Tobacco Settlement Funded	8.0%
Water Revenue	7.2%
Miscellaneous Revenue	5.7%
Industrial Revenue	4.5%
Port, Airport & Marina Revenue	3.1%
College & University Revenue	2.8%
Lease Revenue	2.7%
Sales Tax Revenue	2.7%
Electric Power & Light Revenue	2.7%
General Fund	2.6%
Highway Revenue Tolls	2.2%
Income Tax Revenue	1.8%
Miscellaneous Taxes	1.4%
Casinos	1.4%
Other	1.2%
U.S. Government Agencies	7.4%
U.S. Treasury Obligations	5.8%
Short-Term Instruments	5.1%
Asset-Backed Securities	5.0%
Other	5.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class	8.52%	2.82%	2.98%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions	8.52%	2.43%	2.54%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	5.98%	2.38%	2.41%
PIMCO Unconstrained Tax Managed Bond Fund Class P	8.41%	2.71%	2.88%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions	8.41%	2.34%	2.45%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	5.87%	2.30%	2.33%
PIMCO Unconstrained Tax Managed Bond Fund Class D	8.08%	2.41%	2.58%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions	8.08%	2.08%	2.21%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	5.55%	2.04%	2.08%
PIMCO Unconstrained Tax Managed Bond Fund Class A	8.09%	2.41%	2.58%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	3.99%	1.64%	2.10%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions)	8.09%	2.09%	2.21%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	5.56%	2.04%	2.08%
PIMCO Unconstrained Tax Managed Bond Fund Class C	7.27%	1.73%	1.86%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	6.27%	1.73%	1.86%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	7.27%	1.49%	1.63%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	4.76%	1.45%	1.50%
3 Month USD LIBOR After Tax	0.48%	0.26%	0.29%
Lipper Alternative Credit Focus Funds Average	6.69%	2.27%	5.32%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as spplemented, are 0.71% for the Institutional Class shares, 0.81% for Class P shares, 1.11% for Class D shares, 1.11% for Class A shares, and 1.86% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after-tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Long exposure to non-agency mortgages contributed to performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Long exposure to municipal securities contributed to performance, as municipal spreads over U.S. Treasuries tightened over the reporting period.

»	Exposure to Brazil local rates during the first four months of the reporting period contributed to performance, as Brazilian local rates decreased over that time.

»	Exposure to U.S. breakeven inflation contributed to performance, as U.S. breakeven inflation rates increased.

»	Long positioning in the Russian ruble and Brazilian real contributed to performance, as these currencies appreciated versus the U.S. dollar.

»

Long exposure to high yield corporate credit contributed to performance, as the spread between U.S. Treasuries and the BAML US High Yield Index, which generally tracks the performance of U.S. high yield corporate credit, tightened over the reporting period.

»

U.S. duration positioning detracted from performance. Short exposure during the first five months of the reporting period detracted from performance as U.S. rates declined over that period. Long exposure during the last seven months also detracted from performance, as U.S. rates increased over that period.

»	Short exposure to U.K. rates detracted from performance, as rates declined over the reporting period.

ANNUAL REPORT	MARCH 31, 2017	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$977.50	$2.19	$1,000.00	$1,022.71	$2.24	0.445%
Class P	1,000.00	977.00	2.69	1,000.00	1,022.21	2.75	0.545
Class D	1,000.00	975.90	3.82	1,000.00	1,021.07	3.91	0.775
Class A	1,000.00	975.90	3.82	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	972.30	7.50	1,000.00	1,017.33	7.67	1.525
PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$964.30	$2.25	$1,000.00	$1,022.64	$2.32	0.46	%(a)
Class P	1,000.00	963.90	2.74	1,000.00	1,022.14	2.82	0.56	(a)
Class D	1,000.00	962.70	3.96	1,000.00	1,020.89	4.08	0.81	(a)
Class A	1,000.00	962.70	3.96	1,000.00	1,020.89	4.08	0.81	(a)
Class C	1,000.00	959.10	7.62	1,000.00	1,017.15	7.85	1.56	(a)

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$998.30	$1.64	$1,000.00	$1,023.29	$1.66	0.33%
Class P	1,000.00	997.80	2.14	1,000.00	1,022.79	2.17	0.43
Class D	1,000.00	996.40	3.63	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	996.40	3.63	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	994.90	5.12	1,000.00	1,019.80	5.19	1.03
PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$976.10	$2.81	$1,000.00	$1,022.09	$2.87	0.57	%(b)
Class P	1,000.00	975.70	3.30	1,000.00	1,021.59	3.38	0.67	(b)
Class D	1,000.00	974.70	4.28	1,000.00	1,020.59	4.38	0.87	(b)
Class A	1,000.00	974.70	4.28	1,000.00	1,020.59	4.38	0.87	(b)
Class C	1,000.00	971.10	7.96	1,000.00	1,016.85	8.15	1.62	(b)
PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$971.40	$2.36	$1,000.00	$1,022.54	$2.42	0.48	%(c)
Class P	1,000.00	970.90	2.85	1,000.00	1,022.04	2.92	0.58	(c)
Class D	1,000.00	969.90	3.88	1,000.00	1,020.99	3.98	0.79	(c)
Class A	1,000.00	969.90	3.88	1,000.00	1,020.99	3.98	0.79	(c)
Class C	1,000.00	967.50	6.33	1,000.00	1,018.50	6.49	1.29	(c)
PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$973.60	$2.21	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	973.10	2.71	1,000.00	1,022.19	2.77	0.55
Class D	1,000.00	971.90	3.93	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	971.90	3.93	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	969.50	6.38	1,000.00	1,018.45	6.54	1.30
PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$978.50	$2.29	$1,000.00	$1,022.61	$2.34	0.465	%(d)
Class P	1,000.00	978.00	2.79	1,000.00	1,022.11	2.85	0.565	(d)
Class D	1,000.00	976.90	3.92	1,000.00	1,020.97	4.01	0.795	(d)
Class A	1,000.00	976.90	3.92	1,000.00	1,020.97	4.01	0.795	(d)
Class C	1,000.00	973.20	7.60	1,000.00	1,017.23	7.77	1.545	(d)
PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$999.90	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
Class P	1,000.00	999.40	2.14	1,000.00	1,022.79	2.17	0.43
Class D	1,000.00	997.90	3.64	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	997.90	3.64	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	996.50	5.13	1,000.00	1,019.80	5.19	1.03
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class	$1,000.00	$1,044.10	$3.62	$1,000.00	$1,021.39	$3.58	0.71%
Class P	1,000.00	1,043.60	4.13	1,000.00	1,020.89	4.08	0.81
Class D	1,000.00	1,042.00	5.65	1,000.00	1,019.40	5.59	1.11
Class A	1,000.00	1,042.00	5.65	1,000.00	1,019.40	5.59	1.11
Class C	1,000.00	1,038.20	9.45	1,000.00	1,015.66	9.35	1.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.14, $2.63, $3.84, $3.84, $7.48 for Actual Performance and $2.21, $2.71, $3.96, $3.96, $7.70 for

ANNUAL REPORT	MARCH 31, 2017	17

Expense Examples (Cont.)

Hypothetical Performance for Institutional Class, Class P, Class D, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5 in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.69, $3.18, $4.16, $4.16, $7.82, for Actual Performance and $2.76, $3.26, $4.26, $4.26, $8.00, for Hypothetical Performance for Institutional Class, Class P, Class D, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5 in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.04% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.15, $2.64, $3.66, $3.66, $6.10, for Actual Performance and $2.21, $2.71, $3.76, $3.76, $6.26, for Hypothetical Performance for Institutional Class, Class P, Class D, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5 in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.18, $2.67, $3.80, $3.80, $7.46, for Actual Performance and $2.23, $2.73, $3.88, $3.88, $7.63, for Hypothetical Performance for Institutional Class, Class P, Class D, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5 in the Notes to Financial Statements for additional information regarding TOBs.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays 1 Year Municipal Bond Index	Bloomberg Barclays 1 Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays 1-15 Year Municipal Bond Index	Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg Barclays California 1 Year Municipal Bond Index	Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg Barclays California Intermediate Municipal Bond Index	Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays High Yield Municipal Bond Index	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays New York Municipal Bond Index	The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class
03/31/2017	$9.97	$0.24	$(0.28)	$(0.04)	$(0.24)	$0.00	$(0.24)
03/31/2016	9.86	0.25	0.11	0.36	(0.25)	0.00	(0.25)
03/31/2015	9.68	0.22	0.19	0.41	(0.23)	0.00	(0.23)
03/31/2014	9.86	0.20	(0.18)	0.02	(0.20)	0.00	(0.20)
03/31/2013	9.67	0.27	0.18	0.45	(0.26)	0.00	(0.26)
Class P
03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)
03/31/2016	9.86	0.24	0.11	0.35	(0.24)	0.00	(0.24)
03/31/2015	9.68	0.22	0.18	0.40	(0.22)	0.00	(0.22)
03/31/2014	9.86	0.20	(0.19)	0.01	(0.19)	0.00	(0.19)
03/31/2013	9.67	0.26	0.18	0.44	(0.25)	0.00	(0.25)
Class D
03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)
03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)
03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
Class A
03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)
03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)
03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
Class C
03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)
03/31/2016	9.86	0.14	0.11	0.25	(0.14)	0.00	(0.14)
03/31/2015	9.68	0.12	0.18	0.30	(0.12)	0.00	(0.12)
03/31/2014	9.86	0.10	(0.18)	(0.08)	(0.10)	0.00	(0.10)
03/31/2013	9.67	0.16	0.18	0.34	(0.15)	0.00	(0.15)

PIMCO California Municipal Bond Fund
Institutional Class
03/31/2017	$10.81	$0.32	$(0.29)	$0.03	$(0.32)	$0.00	$(0.32)
03/31/2016	10.47	0.30	0.34	0.64	(0.30)	0.00	(0.30)
03/31/2015	10.03	0.26	0.43	0.69	(0.25)	0.00	(0.25)
03/31/2014	10.14	0.23	(0.12)	0.11	(0.22)	0.00	(0.22)
05/31/2012 - 03/31/2013	10.00	0.19	0.17	0.36	(0.19)	(0.03)	(0.22)
Class P
03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)
03/31/2016	10.47	0.29	0.34	0.63	(0.29)	0.00	(0.29)
03/31/2015	10.03	0.25	0.43	0.68	(0.24)	0.00	(0.24)
03/31/2014	10.14	0.22	(0.12)	0.10	(0.21)	0.00	(0.21)
05/31/2012 - 03/31/2013	10.00	0.18	0.17	0.35	(0.18)	(0.03)	(0.21)
Class D
03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)
03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)
03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class A
03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)
03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)
03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$9.69	(0.37)%	$41,743	0.445%		0.445%		0.445%		0.445%		2.44%		41%
9.97	3.70	51,348	0.445		0.445		0.445		0.445		2.53		24
9.86	4.22	52,171	0.445		0.445		0.445		0.445		2.28		10
9.68	0.25	63,973	0.445		0.445		0.445		0.445		2.12		62
9.86	4.69	88,914	0.445		0.445		0.445		0.445		2.72		21

9.69	(0.47)	28,220	0.545		0.545		0.545		0.545		2.36		41
9.97	3.59	16,017	0.545		0.545		0.545		0.545		2.43		24
9.86	4.12	15,401	0.545		0.545		0.545		0.545		2.22		10
9.68	0.15	9,724	0.545		0.545		0.545		0.545		2.02		62
9.86	4.59	14,380	0.545		0.545		0.545		0.545		2.63		21

9.69	(0.70)	3,047	0.775		0.775		0.775		0.775		2.14		41
9.97	3.36	2,603	0.775		0.775		0.775		0.775		2.20		24
9.86	3.88	3,007	0.775		0.775		0.775		0.775		1.95		10
9.68	(0.08)	4,171	0.775		0.775		0.775		0.775		1.78		62
9.86	4.35	5,664	0.775		0.775		0.775		0.775		2.42		21

9.69	(0.70)	44,936	0.775		0.775		0.775		0.775		2.12		41
9.97	3.36	42,785	0.775		0.775		0.775		0.775		2.20		24
9.86	3.88	37,660	0.775		0.775		0.775		0.775		1.96		10
9.68	(0.08)	46,371	0.775		0.775		0.775		0.775		1.79		62
9.86	4.35	62,695	0.775		0.775		0.775		0.775		2.43		21

9.69	(1.45)	11,160	1.525		1.525		1.525		1.525		1.37		41
9.97	2.59	11,946	1.525		1.525		1.525		1.525		1.45		24
9.86	3.11	9,383	1.525		1.525		1.525		1.525		1.22		10
9.68	(0.83)	9,667	1.525		1.525		1.525		1.525		1.04		62
9.86	3.57	13,823	1.525		1.525		1.525		1.525		1.67		21

$10.52	0.23%	$3,417	0.46%		0.46%		0.44%		0.44%		2.93%		133%
10.81	6.26	4,434	0.44		0.44		0.44		0.44		2.90		89
10.47	6.96	4,155	0.44		0.44		0.44		0.44		2.48		8
10.03	1.16	4,608	0.44		0.44		0.44		0.44		2.31		65
10.14	3.58	3,898	0.44	*	1.26	*	0.44	*	1.26	*	2.29	*	22

10.52	0.13	671	0.56		0.56		0.54		0.54		2.81		133
10.81	6.16	432	0.54		0.54		0.54		0.54		2.73		89
10.47	6.85	117	0.54		0.54		0.54		0.54		2.39		8
10.03	1.06	110	0.54		0.54		0.54		0.54		2.19		65
10.14	3.50	132	0.54	*	3.21	*	0.54	*	3.21	*	2.16	*	22

10.52	(0.12)	792	0.81		0.81		0.79		0.79		2.60		133
10.81	5.89	563	0.79		0.79		0.79		0.79		2.55		89
10.47	6.59	521	0.79		0.79		0.79		0.79		2.15		8
10.03	0.81	376	0.79		0.79		0.79		0.79		1.93		65
10.14	3.30	353	0.79	*	2.18	*	0.79	*	2.18	*	1.99	*	22

10.52	(0.12)	5,877	0.81		0.81		0.79		0.79		2.60		133
10.81	5.90	5,630	0.79		0.79		0.79		0.79		2.53		89
10.47	6.59	2,121	0.79		0.79		0.79		0.79		2.15		8
10.03	0.81	984	0.79		0.79		0.79		0.79		1.92		65
10.14	3.30	1,745	0.79	*	2.13	*	0.79	*	2.13	*	1.96	*	22

ANNUAL REPORT	MARCH 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Municipal Bond Fund (Cont.)
Class C
03/31/2017	$10.81	$0.20	$(0.29)	$(0.09)	$(0.20)	$0.00	$(0.20)
03/31/2016	10.47	0.19	0.34	0.53	(0.19)	0.00	(0.19)
03/31/2015	10.03	0.15	0.43	0.58	(0.14)	0.00	(0.14)
03/31/2014	10.14	0.12	(0.12)	0.00	(0.11)	0.00	(0.11)
05/31/2012 - 03/31/2013	10.00	0.11	0.16	0.27	(0.10)	(0.03)	(0.13)

PIMCO California Short Duration Municipal Income Fund
Institutional Class
03/31/2017	$9.94	$0.10	$(0.07)	$0.03	$(0.10)	$0.00	$(0.10)
03/31/2016	9.94	0.09	0.00	0.09	(0.09)	0.00	(0.09)
03/31/2015	9.93	0.08	0.01	0.09	(0.08)	0.00	(0.08)
03/31/2014	9.98	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)
03/31/2013	10.02	0.11	(0.04)	0.07	(0.11)	0.00	(0.11)
Class P
03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)
03/31/2016	9.94	0.08	0.00	0.08	(0.08)	0.00	(0.08)
03/31/2015	9.93	0.07	0.01	0.08	(0.07)	0.00	(0.07)
03/31/2014	9.98	0.07	(0.05)	0.02	(0.07)	0.00	(0.07)
03/31/2013	10.02	0.10	(0.04)	0.06	(0.10)	0.00	(0.10)
Class D
03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)
03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)
03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)
03/31/2014	9.98	0.04	(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
Class A
03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)
03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)
03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)
03/31/2014	9.98	0.04	(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07	(0.04)	0.03	(0.07)	0.00	(0.07)
Class C
03/31/2017	9.94	0.03	(0.07)	(0.04)	(0.03)	0.00	(0.03)
03/31/2016	9.94	0.02	0.01	0.03	(0.03)	0.00	(0.03)
03/31/2015	9.93	0.01	0.01	0.02	(0.01)	0.00	(0.01)
03/31/2014	9.98	0.01	(0.05)	(0.04)	(0.01)	0.00	(0.01)
03/31/2013	10.02	0.04	(0.04)	0.00	(0.04)	0.00	(0.04)

PIMCO High Yield Municipal Bond Fund
Institutional Class
03/31/2017	$8.96	$0.37	$(0.15)	$0.22	$(0.36)	$0.00	$(0.36)
03/31/2016	8.71	0.37	0.26	0.63	(0.38)	0.00	(0.38)
03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
03/31/2014	8.89	0.39	(0.56)	(0.17)	(0.38)	0.00	(0.38)
03/31/2013	8.40	0.38	0.48	0.86	(0.37)	0.00	(0.37)
Class P
03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)
03/31/2016	8.71	0.37	0.25	0.62	(0.37)	0.00	(0.37)
03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
03/31/2014	8.89	0.38	(0.56)	(0.18)	(0.37)	0.00	(0.37)
03/31/2013	8.40	0.37	0.48	0.85	(0.36)	0.00	(0.36)
Class D
03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)
03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)
03/31/2015	8.34	0.37	0.37	0.74	(0.37)	0.00	(0.37)
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$10.52	(0.87)%	$2,190	1.56%	1.56%	1.54%	1.54%	1.83%	133%
10.81	5.11	2,343	1.54	1.54	1.54	1.54	1.79	89
10.47	5.80	1,712	1.54	1.54	1.54	1.54	1.44	8
10.03	0.05	438	1.54	1.54	1.54	1.54	1.26	65
10.14	2.69	73	1.54 *	2.55 *	1.54 *	2.55 *	1.26 *	22

$9.87	0.34%	$76,914	0.33%	0.33%	0.33%	0.33%	1.04%	71%
9.94	0.96	72,156	0.33	0.33	0.33	0.33	0.95	42
9.94	0.95	61,615	0.33	0.33	0.33	0.33	0.84	36
9.93	0.34	65,670	0.33	0.33	0.33	0.33	0.84	46
9.98	0.72	63,300	0.33	0.33	0.33	0.33	1.13	37

9.87	0.24	12,435	0.43	0.43	0.43	0.43	0.93	71
9.94	0.85	22,854	0.43	0.43	0.43	0.43	0.83	42
9.94	0.84	40,912	0.43	0.43	0.43	0.43	0.74	36
9.93	0.24	33,550	0.43	0.43	0.43	0.43	0.72	46
9.98	0.62	29,028	0.43	0.43	0.43	0.43	1.02	37

9.87	(0.06)	2,433	0.73	0.73	0.73	0.73	0.65	71
9.94	0.55	3,288	0.73	0.73	0.73	0.73	0.54	42
9.94	0.54	3,905	0.73	0.73	0.73	0.73	0.42	36
9.93	(0.06)	7,565	0.73	0.73	0.73	0.73	0.44	46
9.98	0.32	8,236	0.73	0.73	0.73	0.73	0.71	37

9.87	(0.06)	32,973	0.73	0.73	0.73	0.73	0.64	71
9.94	0.55	39,619	0.73	0.73	0.73	0.73	0.53	42
9.94	0.54	58,069	0.73	0.73	0.73	0.73	0.44	36
9.93	(0.06)	94,614	0.73	0.73	0.73	0.73	0.44	46
9.98	0.32	120,591	0.73	0.73	0.73	0.73	0.73	37

9.87	(0.36)	2,561	1.03	1.03	1.03	1.03	0.35	71
9.94	0.25	2,391	1.03	1.03	1.03	1.03	0.24	42
9.94	0.24	2,673	1.03	1.03	1.03	1.03	0.14	36
9.93	(0.35)	3,312	1.02	1.03	1.02	1.03	0.15	46
9.98	0.03	2,827	1.03	1.03	1.03	1.03	0.44	37

$8.82	2.52%	$256,810	0.58%	0.58%	0.55%	0.55%	4.06%	124%
8.96	7.47	313,824	0.56	0.56	0.55	0.55	4.27	58
8.71	9.32	86,028	0.55	0.55	0.55	0.55	4.55	32
8.34	(1.80)	82,640	0.55	0.55	0.55	0.55	4.62	50
8.89	10.42	89,801	0.54	0.55	0.54	0.55	4.29	73

8.82	2.42	106,553	0.68	0.68	0.65	0.65	3.98	124
8.96	7.36	114,366	0.66	0.66	0.65	0.65	4.26	58
8.71	9.22	74,736	0.65	0.65	0.65	0.65	4.50	32
8.34	(1.90)	42,744	0.65	0.65	0.65	0.65	4.54	50
8.89	10.31	35,961	0.64	0.65	0.64	0.65	4.21	73

8.82	2.21	35,389	0.88	0.88	0.85	0.85	3.75	124
8.96	7.15	48,480	0.86	0.86	0.85	0.85	4.03	58
8.71	9.00	28,779	0.85	0.85	0.85	0.85	4.28	32
8.34	(2.10)	18,649	0.85	0.85	0.85	0.85	4.30	50
8.89	10.11	37,642	0.84	0.85	0.84	0.85	4.03	73

ANNUAL REPORT	MARCH 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO High Yield Municipal Bond Fund (Cont.)
Class A
03/31/2017	$8.96	$0.34	$(0.14)	$0.20	$(0.34)	$0.00	$(0.34)
03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)
03/31/2015	8.34	0.36	0.38	0.74	(0.37)	0.00	(0.37)
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
Class C
03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)
03/31/2016	8.71	0.29	0.25	0.54	(0.29)	0.00	(0.29)
03/31/2015	8.34	0.30	0.37	0.67	(0.30)	0.00	(0.30)
03/31/2014	8.89	0.30	(0.56)	(0.26)	(0.29)	0.00	(0.29)
03/31/2013	8.40	0.29	0.48	0.77	(0.28)	0.00	(0.28)

PIMCO Municipal Bond Fund
Institutional Class
03/31/2017	$9.90	$0.33	$(0.27)	$0.06	$(0.33)	$0.00	$(0.33)
03/31/2016	9.78	0.35	0.12	0.47	(0.35)	0.00	(0.35)
03/31/2015	9.41	0.32	0.36	0.68	(0.31)	0.00	(0.31)
03/31/2014	9.71	0.32	(0.30)	0.02	(0.32)	0.00	(0.32)
03/31/2013	9.39	0.32	0.31	0.63	(0.31)	0.00	(0.31)
Class P
03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)
03/31/2016	9.78	0.34	0.12	0.46	(0.34)	0.00	(0.34)
03/31/2015	9.41	0.31	0.36	0.67	(0.30)	0.00	(0.30)
03/31/2014	9.71	0.31	(0.30)	0.01	(0.31)	0.00	(0.31)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
Class D
03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)
03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)
03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
Class A
03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)
03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)
03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
Class C
03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)
03/31/2016	9.78	0.27	0.12	0.39	(0.27)	0.00	(0.27)
03/31/2015	9.41	0.24	0.36	0.60	(0.23)	0.00	(0.23)
03/31/2014	9.71	0.24	(0.30)	(0.06)	(0.24)	0.00	(0.24)
03/31/2013	9.39	0.25	0.31	0.56	(0.24)	0.00	(0.24)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class
03/31/2017	$10.63	$0.24	$(0.26)	$(0.02)	$(0.24)	$0.00	$(0.24)
03/31/2016	10.44	0.23	0.19	0.42	(0.23)	0.00	(0.23)
03/31/2015	10.15	0.23	0.28	0.51	(0.22)	0.00	(0.22)
03/31/2014	10.28	0.18	(0.14)	0.04	(0.17)	0.00	(0.17)
05/31/2012 - 03/31/2013	10.00	0.12	0.30	0.42	(0.12)	(0.02)	(0.14)
Class P
03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)
03/31/2016	10.44	0.23	0.18	0.41	(0.22)	0.00	(0.22)
03/31/2015	10.15	0.22	0.28	0.50	(0.21)	0.00	(0.21)
03/31/2014	10.28	0.17	(0.14)	0.03	(0.16)	0.00	(0.16)
05/31/2012 - 03/31/2013	10.00	0.11	0.30	0.41	(0.11)	(0.02)	(0.13)

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$8.82	2.21%	$254,421	0.88%	0.88%	0.85%	0.85%	3.82%	124%
8.96	7.15	204,636	0.86	0.86	0.85	0.85	4.05	58
8.71	9.00	136,007	0.85	0.85	0.85	0.85	4.24	32
8.34	(2.10)	150,780	0.85	0.85	0.85	0.85	4.33	50
8.89	10.11	186,544	0.84	0.85	0.84	0.85	4.03	73

8.82	1.45	87,189	1.63	1.63	1.60	1.60	3.06	124
8.96	6.35	89,274	1.61	1.61	1.60	1.60	3.32	58
8.71	8.19	74,076	1.60	1.60	1.60	1.60	3.51	32
8.34	(2.83)	62,454	1.60	1.60	1.60	1.60	3.58	50
8.89	9.29	73,979	1.59	1.60	1.59	1.60	3.29	73

$9.63	0.55%	$155,155	0.48%	0.48%	0.44%	0.44%	3.33%	131%
9.90	4.90	168,010	0.45	0.45	0.44	0.44	3.61	85
9.78	7.28	122,139	0.44	0.44	0.44	0.44	3.26	17
9.41	0.28	102,867	0.44	0.44	0.44	0.44	3.44	74
9.71	6.83	133,513	0.44	0.44	0.44	0.44	3.36	39

9.63	0.45	121,413	0.58	0.58	0.54	0.54	3.23	131
9.90	4.79	124,575	0.55	0.55	0.54	0.54	3.50	85
9.78	7.17	121,977	0.54	0.54	0.54	0.54	3.17	17
9.41	0.18	78,818	0.54	0.54	0.54	0.54	3.33	74
9.71	6.72	97,022	0.54	0.54	0.54	0.54	3.24	39

9.63	0.24	10,601	0.79	0.79	0.75	0.75	3.01	131
9.90	4.57	12,482	0.76	0.76	0.75	0.75	3.25	85
9.78	6.95	16,720	0.75	0.75	0.75	0.75	2.97	17
9.41	(0.03)	11,978	0.75	0.75	0.75	0.75	3.10	74
9.71	6.50	19,058	0.75	0.75	0.75	0.75	3.05	39

9.63	0.24	252,762	0.79	0.79	0.75	0.75	3.02	131
9.90	4.57	267,799	0.76	0.76	0.75	0.75	3.28	85
9.78	6.95	217,655	0.75	0.75	0.75	0.75	2.95	17
9.41	(0.03)	226,945	0.75	0.75	0.75	0.75	3.13	74
9.71	6.50	308,347	0.75	0.75	0.75	0.75	3.05	39

9.63	(0.26)	109,216	1.29	1.29	1.25	1.25	2.52	131
9.90	4.05	121,156	1.26	1.26	1.25	1.25	2.79	85
9.78	6.42	108,766	1.25	1.25	1.25	1.25	2.45	17
9.41	(0.52)	105,386	1.25	1.25	1.25	1.25	2.64	74
9.71	5.97	137,055	1.25	1.25	1.25	1.25	2.55	39

$10.37	(0.19)%	$15,993	0.45%	0.45%	0.45%	0.45%	2.24%	73%
10.63	4.13	25,568	0.45	0.45	0.45	0.45	2.21	41
10.44	5.05	7,428	0.45	0.45	0.45	0.45	2.19	25
10.15	0.40	10,004	0.45	0.45	0.45	0.45	1.82	34
10.28	4.13	3,494	0.45 *	0.69 *	0.45 *	0.69 *	1.38 *	32

10.37	(0.29)	16,012	0.55	0.55	0.55	0.55	2.18	73
10.63	4.02	14,161	0.55	0.55	0.55	0.55	2.17	41
10.44	4.94	13,242	0.55	0.55	0.55	0.55	2.11	25
10.15	0.30	11,402	0.55	0.55	0.55	0.55	1.72	34
10.28	4.05	1,068	0.55 *	1.14 *	0.55 *	1.14 *	1.31 *	32

ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO National Intermediate Municipal Bond Fund (Cont.)
Class D
03/31/2017	$10.63	$0.20	$(0.26)	$(0.06)	$(0.20)	$0.00	$(0.20)
03/31/2016	10.44	0.21	0.18	0.39	(0.20)	0.00	(0.20)
03/31/2015	10.15	0.20	0.27	0.47	(0.18)	0.00	(0.18)
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class A
03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)
03/31/2016	10.44	0.20	0.19	0.39	(0.20)	0.00	(0.20)
03/31/2015	10.15	0.19	0.28	0.47	(0.18)	0.00	(0.18)
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class C
03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)
03/31/2016	10.44	0.15	0.19	0.34	(0.15)	0.00	(0.15)
03/31/2015	10.15	0.14	0.28	0.42	(0.13)	0.00	(0.13)
03/31/2014	10.28	0.10	(0.15)	(0.05)	(0.08)	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.30	0.35	(0.05)	(0.02)	(0.07)

PIMCO New York Municipal Bond Fund
Institutional Class
03/31/2017	$11.43	$0.38	$(0.30)	$0.08	$(0.38)	$0.00	$(0.38)
03/31/2016	11.40	0.41	0.03	0.44	(0.41)	0.00	(0.41)
03/31/2015	10.99	0.40	0.41	0.81	(0.40)	0.00	(0.40)
03/31/2014	11.36	0.39	(0.37)	0.02	(0.39)	0.00	(0.39)
03/31/2013	11.13	0.38	0.22	0.60	(0.37)	0.00	(0.37)
Class P
03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)
03/31/2016	11.40	0.40	0.03	0.43	(0.40)	0.00	(0.40)
03/31/2015	10.99	0.39	0.41	0.80	(0.39)	0.00	(0.39)
03/31/2014	11.36	0.38	(0.37)	0.01	(0.38)	0.00	(0.38)
03/31/2013	11.13	0.37	0.21	0.58	(0.35)	0.00	(0.35)
Class D
03/31/2017	11.43	0.34	(0.30)	0.04	(0.34)	0.00	(0.34)
03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)
03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
Class A
03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)
03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)
03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
Class C
03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)
03/31/2016	11.40	0.28	0.04	0.32	(0.29)	0.00	(0.29)
03/31/2015	10.99	0.28	0.41	0.69	(0.28)	0.00	(0.28)
03/31/2014	11.36	0.27	(0.37)	(0.10)	(0.27)	0.00	(0.27)
03/31/2013	11.13	0.26	0.21	0.47	(0.24)	0.00	(0.24)

PIMCO Short Duration Municipal Income Fund
Institutional Class
03/31/2017	$8.47	$0.11	$(0.07)	$0.04	$(0.11)	$0.00	$(0.11)
03/31/2016	8.49	0.11	(0.02)	0.09	(0.11)	0.00	(0.11)
03/31/2015	8.48	0.09	0.01	0.10	(0.09)	0.00	(0.09)
03/31/2014	8.50	0.06	(0.02)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.09	0.02	0.11	(0.09)	0.00	(0.09)

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.37	(0.54)%	$2,059	0.80%		0.80%		0.80%		0.80%		1.91%		73%
10.63	3.77	2,771	0.80		0.80		0.80		0.80		1.98		41
10.44	4.68	2,035	0.80		0.80		0.80		0.80		1.88		25
10.15	0.05	897	0.80		0.80		0.80		0.80		1.45		34
10.28	3.85	170	0.80	*	0.94	*	0.80	*	0.94	*	1.09	*	32

10.37	(0.54)	23,353	0.80		0.80		0.80		0.80		1.94		73
10.63	3.76	16,611	0.80		0.80		0.80		0.80		1.92		41
10.44	4.68	15,564	0.80		0.80		0.80		0.80		1.85		25
10.15	0.05	15,587	0.80		0.80		0.80		0.80		1.45		34
10.28	3.86	10,696	0.80	*	1.58	*	0.80	*	1.58	*	1.03	*	32

10.37	(1.04)	4,724	1.30		1.30		1.30		1.30		1.42		73
10.63	3.25	5,155	1.30		1.30		1.30		1.30		1.42		41
10.44	4.16	4,857	1.30		1.30		1.30		1.30		1.37		25
10.15	(0.45)	3,760	1.30		1.30		1.30		1.30		0.96		34
10.28	3.46	1,516	1.30	*	1.93	*	1.30	*	1.93	*	0.57	*	32

$11.13	0.70%	$50,082	0.455%		0.455%		0.445%		0.445%		3.34%		63%
11.43	3.94	56,393	0.445		0.445		0.445		0.445		3.61		36
11.40	7.44	57,482	0.445		0.445		0.445		0.445		3.52		10
10.99	0.25	62,473	0.445		0.445		0.445		0.445		3.57		23
11.36	5.40	77,691	0.445		0.445		0.445		0.445		3.35		14

11.13	0.59	11,896	0.555		0.555		0.545		0.545		3.26		63
11.43	3.84	9,664	0.545		0.545		0.545		0.545		3.50		36
11.40	7.33	8,804	0.545		0.545		0.545		0.545		3.43		10
10.99	0.15	4,165	0.545		0.545		0.545		0.545		3.46		23
11.36	5.30	5,138	0.545		0.545		0.545		0.545		3.22		14

11.13	0.36	11,697	0.785		0.785		0.775		0.775		3.01		63
11.43	3.60	13,466	0.775		0.775		0.775		0.775		3.27		36
11.40	7.09	13,374	0.775		0.775		0.775		0.775		3.19		10
10.99	(0.08)	13,189	0.775		0.775		0.775		0.775		3.23		23
11.36	5.06	20,863	0.775		0.775		0.775		0.775		3.02		14

11.13	0.36	95,676	0.785		0.785		0.775		0.775		3.03		63
11.43	3.60	70,983	0.775		0.775		0.775		0.775		3.26		36
11.40	7.09	48,613	0.775		0.775		0.775		0.775		3.19		10
10.99	(0.08)	46,544	0.775		0.775		0.775		0.775		3.24		23
11.36	5.06	58,110	0.775		0.775		0.775		0.775		3.02		14

11.13	(0.39)	18,201	1.535		1.535		1.525		1.525		2.28		63
11.43	2.83	14,411	1.525		1.525		1.525		1.525		2.52		36
11.40	6.29	12,149	1.525		1.525		1.525		1.525		2.44		10
10.99	(0.82)	9,972	1.525		1.525		1.525		1.525		2.50		23
11.36	4.28	10,264	1.525		1.525		1.525		1.525		2.26		14

$8.40	0.47%	$54,794	0.33%		0.33%		0.33%		0.33%		1.29%		70%
8.47	1.04	61,691	0.33		0.33		0.33		0.33		1.27		31
8.49	1.20	54,022	0.33		0.33		0.33		0.33		1.05		28
8.48	0.52	82,662	0.33		0.33		0.33		0.33		0.75		40
8.50	1.31	121,440	0.33		0.33		0.33		0.33		1.07		51

ANNUAL REPORT	MARCH 31, 2017	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Short Duration Municipal Income Fund (Cont.)
Class P
03/31/2017	$8.47	$0.10	$(0.07)	$0.03	$(0.10)	$0.00	$(0.10)
03/31/2016	8.49	0.10	(0.02)	0.08	(0.10)	0.00	(0.10)
03/31/2015	8.48	0.08	0.01	0.09	(0.08)	0.00	(0.08)
03/31/2014	8.50	0.05	(0.01)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.08	0.02	0.10	(0.08)	0.00	(0.08)
Class D
03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)
03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
Class A
03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)
03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
Class C
03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)
03/31/2016	8.49	0.05	(0.02)	0.03	(0.05)	0.00	(0.05)
03/31/2015	8.48	0.03	0.01	0.04	(0.03)	0.00	(0.03)
03/31/2014	8.50	0.01	(0.02)	(0.01)	(0.01)	0.00	(0.01)
03/31/2013	8.48	0.03	0.02	0.05	(0.03)	0.00	(0.03)

PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
03/31/2017	$9.91	$0.35	$0.48	$0.83	$(0.26)	$0.00	$(0.26)
03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	(0.50)
03/31/2015	10.64	0.26	(0.10)	0.16	(0.29)	0.00	(0.29)
03/31/2014	10.85	0.23	(0.32)	(0.09)	(0.12)	0.00	(0.12)
03/31/2013	10.39	0.29	0.35	0.64	(0.18)	0.00	(0.18)
Class P
03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	(0.25)
03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	(0.49)
03/31/2015	10.64	0.25	(0.10)	0.15	(0.28)	0.00	(0.28)
03/31/2014	10.85	0.22	(0.32)	(0.10)	(0.11)	0.00	(0.11)
03/31/2013	10.39	0.28	0.35	0.63	(0.17)	0.00	(0.17)
Class D
03/31/2017	9.91	0.30	0.49	0.79	(0.22)	0.00	(0.22)
03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	(0.46)
03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	(0.25)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.25	0.35	0.60	(0.14)	0.00	(0.14)
Class A
03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	(0.22)
03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	(0.46)
03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	(0.25)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.26	0.34	0.60	(0.14)	0.00	(0.14)
Class C
03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	(0.15)
03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	(0.38)
03/31/2015	10.63	0.14	(0.11)	0.03	(0.16)	0.00	(0.16)
03/31/2014	10.85	0.12	(0.32)	(0.20)	(0.02)	0.00	(0.02)
03/31/2013	10.39	0.21	0.34	0.55	(0.09)	0.00	(0.09)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$8.40	0.37%	$31,141	0.43%	0.43%	0.43%	0.43%	1.16%	70%
8.47	0.94	67,777	0.43	0.43	0.43	0.43	1.16	31
8.49	1.10	28,737	0.43	0.43	0.43	0.43	0.97	28
8.48	0.42	26,354	0.43	0.43	0.43	0.43	0.64	40
8.50	1.21	36,713	0.43	0.43	0.43	0.43	0.95	51

8.40	0.07	2,230	0.73	0.73	0.73	0.73	0.86	70
8.47	0.64	2,452	0.73	0.73	0.73	0.73	0.87	31
8.49	0.79	5,099	0.73	0.73	0.73	0.73	0.65	28
8.48	0.12	13,445	0.73	0.73	0.73	0.73	0.34	40
8.50	0.91	4,794	0.73	0.73	0.73	0.73	0.67	51

8.40	0.06	88,712	0.73	0.73	0.73	0.73	0.88	70
8.47	0.64	102,229	0.73	0.73	0.73	0.73	0.87	31
8.49	0.79	107,841	0.73	0.73	0.73	0.73	0.65	28
8.48	0.12	166,259	0.73	0.73	0.73	0.73	0.35	40
8.50	0.91	198,838	0.73	0.73	0.73	0.73	0.66	51

8.40	(0.24)	11,801	1.03	1.03	1.03	1.03	0.59	70
8.47	0.34	14,882	1.03	1.03	1.03	1.03	0.58	31
8.49	0.49	14,717	1.03	1.03	1.03	1.03	0.37	28
8.48	(0.16)	17,351	1.00	1.03	1.00	1.03	0.08	40
8.50	0.61	16,454	1.03	1.03	1.03	1.03	0.38	51

$10.48	8.52%	$68,762	0.71%	0.71%	0.70%	0.70%	3.40%	316%
9.91	(0.94)	78,600	0.71	0.71	0.70	0.70	3.24	441
10.51	1.47	161,925	0.70	0.70	0.70	0.70	2.42	297
10.64	(0.83)	261,280	0.70	0.70	0.70	0.70	2.12	76
10.85	6.21	233,998	0.71	0.72	0.69	0.70	2.69	59

10.48	8.41	9,217	0.81	0.81	0.80	0.80	3.25	316
9.91	(1.04)	40,520	0.81	0.81	0.80	0.80	3.13	441
10.51	1.37	77,012	0.80	0.80	0.80	0.80	2.33	297
10.64	(0.93)	94,427	0.80	0.80	0.80	0.80	2.03	76
10.85	6.11	65,509	0.81	0.82	0.79	0.80	2.65	59

10.48	8.08	5,312	1.11	1.11	1.10	1.10	2.99	316
9.91	(1.34)	16,433	1.11	1.11	1.10	1.10	2.84	441
10.51	1.07	24,743	1.10	1.10	1.10	1.10	2.03	297
10.64	(1.23)	28,020	1.10	1.10	1.10	1.10	1.73	76
10.85	5.82	31,303	1.08	1.12	1.06	1.10	2.37	59

10.48	8.09	25,593	1.11	1.11	1.10	1.10	3.02	316
9.91	(1.34)	19,988	1.11	1.11	1.10	1.10	2.85	441
10.51	1.07	29,502	1.10	1.10	1.10	1.10	2.02	297
10.64	(1.23)	52,259	1.10	1.10	1.10	1.10	1.73	76
10.85	5.82	55,101	1.09	1.12	1.07	1.10	2.44	59

10.48	7.27	4,938	1.86	1.86	1.85	1.85	2.25	316
9.91	(2.02)	7,451	1.86	1.86	1.85	1.85	2.10	441
10.50	0.27	11,102	1.85	1.85	1.85	1.85	1.28	297
10.63	(1.86)	16,628	1.72	1.85	1.72	1.85	1.11	76
10.85	5.32	18,049	1.57	1.87	1.55	1.85	1.97	59

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:
Investments, at value
Investments in securities*	$122,135	$13,427	$129,061	$699,705
Investments in Affiliates	5,544	919	4,958	46,091
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	54	5	81	1,313
Cash	0	0	1	1
Deposits with counterparty	0	0	0	49
Foreign currency, at value	0	0	0	0
Receivable for investments sold	778	286	0	27,159
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	536	0	1	4,600
Interest and/or dividends receivable	1,388	164	1,075	9,480
Dividends receivable from Affiliates	7	1	10	47
Other assets	0	4	0	0
Total Assets	130,442	14,806	135,187	788,445

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$413	$0	$17,808
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	3
Over the counter	0	6	0	296
Payable for investments purchased	822	1,164	7,377	25,861
Payable for investments in Affiliates purchased	7	1	10	47
Payable for TBA investments purchased	0	0	0	0
Deposits from counterparty	0	0	0	830
Payable for Fund shares redeemed	384	266	427	2,275
Distributions payable	43	0	4	433
Accrued investment advisory fees	26	2	21	194
Accrued supervisory and administrative fees	33	3	23	188
Accrued distribution fees	8	2	1	67
Accrued servicing fees	13	2	8	77
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	0	0	0	4
Total Liabilities	1,336	1,859	7,871	48,083

Net Assets	$129,106	$12,947	$127,316	$740,362

Net Assets Consist of:
Paid in capital	$133,652	$12,878	$131,665	$740,627
Undistributed (overdistributed) net investment income	299	0	64	357
Accumulated undistributed net realized (loss)	(9,461)	(290)	(4,766)	(28,009)
Net unrealized appreciation	4,616	359	353	27,387

Net Assets	$129,106	$12,947	$127,316	$740,362

Cost of investments in securities	$117,573	$13,074	$128,790	$673,623
Cost of investments in Affiliates	$5,544	$918	$4,957	$46,085
Cost of foreign currency held	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$(6)	$0	$(285)

* Includes repurchase agreements of:	$502	$184	$460	$1,052

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Unconstrained Tax Managed Bond Fund

$635,609	$57,271	$183,862	$183,145	$123,520
25,089	4,980	6,308	6,693	0

0	0	0	0	66
1,264	24	73	143	1,169
1	0	1	0	1
49	0	240	0	2,375
0	0	0	0	225
11,436	0	0	0	14
0	0	0	0	13,267
1,243	368	436	69	3
8,146	628	2,123	1,501	1,253
35	6	7	13	0
0	0	4	0	0
682,872	63,277	193,054	191,564	141,893

$7,498	$0	$2,258	$0	$0

3	0	14	0	98
294	0	83	0	4,924
22,639	873	2,637	2,000	200
35	6	7	13	0
0	0	0	0	22,304
831	0	0	0	304
1,775	212	350	756	145
228	4	27	18	8
117	12	38	31	41
171	17	47	42	36
52	3	15	4	4
82	7	26	22	7
0	1	0	0	0
0	1	0	0	0
33,725	1,136	5,502	2,886	28,071

$649,147	$62,141	$187,552	$188,678	$113,822

$702,939	$61,989	$184,543	$233,565	$119,211
1,876	2	(5)	424	3,475
(93,130)	(1,326)	(6,023)	(45,985)	(21,635)
37,462	1,476	9,037	674	12,771

$649,147	$62,141	$187,552	$188,678	$113,822

$599,400	$55,819	$174,894	$182,615	$115,579
$25,087	$4,980	$6,307	$6,693	$0
$0	$0	$0	$0	$231
$(284)	$0	$(80)	$0	$(6,475)

$884	$547	$432	$558	$6,318

ANNUAL REPORT	MARCH 31, 2017	31

Statements of Assets and Liabilities (Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:
Institutional Class	$41,743	$3,417	$76,914	$256,810
Class P	28,220	671	12,435	106,553
Class D	3,047	792	2,433	35,389
Class A	44,936	5,877	32,973	254,421
Class C	11,160	2,190	2,561	87,189

Shares Issued and Outstanding:
Institutional Class	4,310	325	7,794	29,102
Class P	2,913	64	1,260	12,074
Class D	315	75	247	4,010
Class A	4,639	559	3,341	28,830
Class C	1,152	208	260	9,880

Net Asset Value Per Share Outstanding:
Institutional Class	$9.69	$10.52	$9.87	$8.82
Class P	9.69	10.52	9.87	8.82
Class D	9.69	10.52	9.87	8.82
Class A	9.69	10.52	9.87	8.82
Class C	9.69	10.52	9.87	8.82

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Unconstrained Tax Managed Bond Fund

$155,155	$15,993	$50,082	$54,794	$68,762
121,413	16,012	11,896	31,141	9,217
10,601	2,059	11,697	2,230	5,312
252,762	23,353	95,676	88,712	25,593
109,216	4,724	18,201	11,801	4,938

16,105	1,542	4,499	6,527	6,563
12,603	1,544	1,069	3,709	880
1,100	198	1,051	266	507
26,238	2,253	8,596	10,566	2,443
11,337	455	1,635	1,406	471

$9.63	$10.37	$11.13	$8.40	$10.48
9.63	10.37	11.13	8.40	10.48
9.63	10.37	11.13	8.40	10.48
9.63	10.37	11.13	8.40	10.48
9.63	10.37	11.13	8.40	10.48

ANNUAL REPORT	MARCH 31, 2017	33

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:
Interest	$3,898	$500	$1,861	$37,222
Dividends from Investments in Affiliates	81	11	82	539
Total Income	3,979	511	1,943	37,761

Expenses:
Investment advisory fees	309	32	255	2,427
Supervisory and administrative fees	379	45	294	2,351
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution and/or servicing fees - Class D	7	2	6	123
Distribution fees - Class C	92	19	8	715
Servicing fees - Class A	117	16	91	650
Servicing fees - Class C	31	7	6	238
Trustee fees	1	0	1	6
Interest expense	0	2	0	226
Miscellaneous expense	0	0	0	0
Total Expenses	936	123	661	6,736

Net Investment Income	3,043	388	1,282	31,025

Net Realized Gain (Loss):
Investments in securities	(992)	(304)	(549)	(1,837)
Investments in Affiliates	8	1	4	74
Exchange-traded or centrally cleared financial derivative instruments	0	85	0	1,433
Over the counter financial derivative instruments	2	19	0	705
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(982)	(199)	(545)	375

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,216)	(311)	(742)	(12,694)
Investments in Affiliates	(4)	1	(1)	(33)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	(2)
Over the counter financial derivative instruments	54	5	81	1,284
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(3,166)	(305)	(662)	(11,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,105)	$(116)	$75	$19,955

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on October 28, 2016.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Unconstrained Tax Managed Bond Fund

$26,638	$1,785	$7,235	$3,789	$5,444
432	45	124	132	0
27,070	1,830	7,359	3,921	5,444

1,419	148	434	439	531
2,080	200	535	612	481
1 ^	0	0	0 ^	0
30	6	33	6	31
614	29	132	41	43
701	51	235	268	55
307	14	44	34	14
5	1	1	2	1
301	0	28	0	11
0	1	0	0	0
5,458	450	1,442	1,402	1,167

21,612	1,380	5,917	2,519	4,277

(7,001)	(912)	(2,480)	(1,786)	4,145
74	1	18	14	0
1,182	23	62	0	(3,668)
539	86	244	9	5,352
0	0	0	0	(181)

(5,206)	(802)	(2,156)	(1,763)	5,648

(17,248)	(1,208)	(3,789)	(1,170)	(6,253)
(47)	(1)	(10)	(11)	0
(1)	0	(2)	0	4,301
1,236	24	70	143	2,061
0	0	0	0	10

(16,060)	(1,185)	(3,731)	(1,038)	119

$346	$(607)	$30	$(282)	$10,044

ANNUAL REPORT	MARCH 31, 2017	35

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,043	$2,785	$388	$229	$1,282	$1,166	$31,025	$20,917
Net realized gain (loss)	(982)	316	(199)	24	(545)	269	375	(625)
Net change in unrealized appreciation (depreciation)	(3,166)	1,153	(305)	284	(662)	(218)	(11,445)	20,474

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,105)	4,254	(116)	537	75	1,217	19,955	40,766

Distributions to Shareholders:
From net investment income
Institutional Class	(1,187)	(1,372)	(125)	(113)	(838)	(656)	(11,100)	(7,432)
Class P	(633)	(382)	(24)	(5)	(179)	(242)	(4,957)	(3,482)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(61)	(59)	(22)	(13)	(16)	(19)	(1,820)	(1,216)
Class A	(996)	(821)	(167)	(63)	(230)	(255)	(9,741)	(6,258)
Class C	(169)	(143)	(46)	(34)	(9)	(6)	(2,849)	(2,542)

Total Distributions(a)	(3,046)	(2,777)	(384)	(228)	(1,272)	(1,178)	(30,467)	(20,930)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	8,558	5,600	45	4,467	(11,795)	(26,905)	(19,706)	351,118

Total Increase (Decrease) in Net Assets	4,407	7,077	(455)	4,776	(12,992)	(26,866)	(30,218)	370,954

Net Assets:
Beginning of year	124,699	117,622	13,402	8,626	140,308	167,174	770,580	399,626
End of year*	$129,106	$124,699	$12,947	$13,402	$127,316	$140,308	$740,362	$770,580

* Including undistributed (overdistributed) net investment income of:	$299	$299	$0	$0	$64	$53	$357	$(47)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Administrative Class Shares liquidated at the close of business on October 28, 2016.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund		PIMCO Unconstrained Tax Managed Bond Fund

Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$21,612	$20,034	$1,380	$981	$5,917	$4,802	$2,519	$2,117	$4,277	$7,591
(5,206)	(411)	(802)	(61)	(2,156)	581	(1,763)	(114)	5,648	(8,793)
(16,060)	8,750	(1,185)	1,020	(3,731)	(68)	(1,038)	(367)	119	(1,956)

346	28,373	(607)	1,940	30	5,315	(282)	1,636	10,044	(3,158)

(5,504)	(4,986)	(499)	(258)	(1,908)	(1,995)	(756)	(650)	(1,790)	(5,566)
(4,064)	(4,081)	(348)	(302)	(358)	(311)	(714)	(485)	(562)	(2,456)
(6)^	(7)	0	0	0	0	0 ^	0	0	0
(357)	(429)	(49)	(51)	(393)	(419)	(20)	(22)	(268)	(829)
(8,360)	(7,335)	(398)	(293)	(2,823)	(1,770)	(935)	(877)	(476)	(1,072)
(3,049)	(3,020)	(81)	(66)	(398)	(311)	(80)	(83)	(81)	(340)

(21,340)	(19,858)	(1,375)	(970)	(5,880)	(4,806)	(2,505)	(2,117)	(3,177)	(10,263)

(24,089)	98,247	(143)	20,170	28,485	23,986	(57,572)	39,096	(56,037)	(127,871)

(45,083)	106,762	(2,125)	21,140	22,635	24,495	(60,359)	38,615	(49,170)	(141,292)

694,230	587,468	64,266	43,126	164,917	140,422	249,037	210,422	162,992	304,284
$649,147	$694,230	$62,141	$64,266	$187,552	$164,917	$188,678	$249,037	$113,822	$162,992

$1,876	$1,737	$2	$3	$(5)	$(19)	$424	$402	$3,475	$(1,367)

ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.6%

MUNICIPAL BONDS & NOTES 94.2%

CALIFORNIA 93.7%
Alum Rock Union Elementary School District, California General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	$265	$279
Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	539
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,791
Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2021	495	562
5.000% due 08/01/2022	520	600
Burlingame Financing Authority, California Revenue Notes, Series 2010
5.000% due 07/01/2018	250	262
Cajon Valley Union School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,390
California Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,750	2,090
California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,736
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	582
California Health Facilities Financing Authority Revenue Notes, Series 2008
5.500% due 08/15/2018	500	530
6.000% due 10/01/2018	250	268
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
5.000% due 10/01/2027	2,000	2,476
California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	1,500	1,721
California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	980
California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	997
California Public Finance Authority Revenue Notes, Series 2017
5.000% due 07/01/2027 (a)	750	822
California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	500	532
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2020	1,000	1,115
California State Department of Water Resources Power Supply Revenue Notes, Series 2011
5.000% due 05/01/2020	2,000	2,230
California State General Obligation Notes, Series 2010
5.000% due 11/01/2018	1,750	1,860
5.000% due 11/01/2019	500	548
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,439
California State University Revenue Bonds, Series 2017
5.000% due 11/01/2028	1,500	1,817
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	1,000	1,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	$695	$810
California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	1,016
California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	308
California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,500	1,664
5.000% due 12/01/2031	1,000	1,084
California Statewide Communities Development Authority Revenue Notes, Series 2010
5.000% due 11/01/2020	555	622
California Statewide Communities Development Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,000	1,011
Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	2,041
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,498
Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	1,250	1,496
Fresno, California Sewer System Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	738
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027	2,000	2,005
Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	590
Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,500	1,762
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,899
Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	867
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2018	1,000	1,059
5.250% due 11/15/2019	500	543
Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,360
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,818
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,153
Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (AGM Insured), Series 2010
5.000% due 06/01/2018	640	669
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	274
Los Angeles Department of Airports, California Revenue Notes, Series 2010
5.000% due 05/15/2019	650	704
Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Municipal Improvement Corp., California Revenue Bonds, Series 2008
5.000% due 09/01/2019	$250	$264
M-S-R Public Power Agency, California Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2019	900	941
Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,447
Newport Beach, California Revenue Notes, Series 2011
5.000% due 12/01/2017	240	247
Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,139
Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,183
Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,807
Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	1,052
Palomar Health, California Revenue Bonds, Series 2016
5.000% due 11/01/2031	1,000	1,081
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	911
5.000% due 08/01/2024	1,450	1,709
Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,101
Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	785	924
Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,180
Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,115
Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,170
Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	5,000	5,723
San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,721
San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	295	326
5.000% due 09/01/2031	300	330
5.000% due 09/01/2032	500	547
San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,332
San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,265
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,270
San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	56
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,214

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	$1,000	$1,130
San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,047
San Jose Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,003
San Jose, California Hotel Tax Revenue Bonds, Series 2011
5.000% due 05/01/2022	1,160	1,304
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	762
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	2,094
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,138
Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,267
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,445
5.000% due 03/01/2026	50	57
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	$800	$906
5.000% due 09/01/2029	300	337
Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	795
Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,286
West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,143
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,284

		121,002

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	75	76

PUERTO RICO 0.4%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.189% due 07/01/2029	720	555

Total Municipal Bonds & Notes (Cost $117,071)		121,633

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		$502

Total Short-Term Instruments (Cost $502)		502

Total Investments in Securities (Cost $117,573)		122,135

	SHARES
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%
PIMCO Short-Term Floating NAV Portfolio III	560,835	5,544

Total Short-Term Instruments (Cost $5,544)		5,544

Total Investments in Affiliates (Cost $5,544)		5,544

Total Investments 98.9% (Cost $123,117)		$127,679

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		54

Other Assets and Liabilities, net 1.1%		1,373

Net Assets 100.0%		$129,106

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$502	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(514)	$502	$502

Total Repurchase Agreements						$(514)	$502	$502

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$502	$0	$0	$502	$(514)	$(12)

Total Borrowings and Other Financing Transactions	$502	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$ 2,000	$0	$54	$54	$0

Total Swap Agreements						$0	$54	$54	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$0	$0	$54	$54	$0	$0	$0	$0	$54	$0	$54

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$54	$54

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$3	$0	$0	$(1)	$2

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$54	$54

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$121,002	$0	$121,002
New Jersey	0	76	0	76
Puerto Rico	0	555	0	555
Short-Term Instruments
Repurchase Agreements	0	502	0	502

	$0	$122,135	$0	$122,135

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,544	$0	$0	$5,544

Total Investments	$5,544	$122,135	$0	$127,679

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$54	$0	$54

Total Financial Derivative Instruments	$0	$54	$0	$54

Totals	$5,544	$122,189	$0	$127,733

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO California Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.7%

MUNICIPAL BONDS & NOTES 102.3%

CALIFORNIA 100.6%
Alameda Community Facilities District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2034	$135	$148
5.000% due 09/01/2042	145	157
Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	102
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	1,000	91
California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	331
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	100	109
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	216
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	219
California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100	100
5.000% due 11/15/2046 (c)	300	387
California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	109
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 07/01/2037	250	251
California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	100	100
California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	137
California Public Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047 (a)	250	263
California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	250
5.000% due 06/01/2046	300	294
California State General Obligation Bonds, Series 2016
1.309% due 12/01/2031	250	250
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	324
California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250	254
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	245
California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2031	350	379
5.000% due 05/15/2040	300	326
California Statewide Financing Authority Revenue Bonds, Series 2006
0.000% due 06/01/2055 (b)	5,000	208
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	223
El Dorado Irrigation District / El Dorado County, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	$100	$101
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027	400	401
5.750% due 06/01/2047	350	350
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2045	300	331
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023 (a)	250	289
5.000% due 06/01/2027 (a)	250	295
Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	137
Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2033	250	282
Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	112
Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	200	211
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	138
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	200	220
Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	277
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	200	224
Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	118
Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	285
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	62
7.000% due 11/01/2034	450	623
Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (a)(b)	250	224
Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	140
Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	266
Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	200	228
5.000% due 10/01/2047 (c)	100	113
Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	113
Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	150
San Diego County, California Water Authority Financing Corp. Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2026	350	366
San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	$175	$199
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	280
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	233
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	175	189
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	112
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2029	125	142

		13,029

PUERTO RICO 0.6%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.189% due 07/01/2029	100	77

U.S. VIRGIN ISLANDS 1.1%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.625% due 10/01/2029	165	137

Total Municipal Bonds & Notes (Cost $12,890)		13,243

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (d) 1.4%
		184

Total Short-Term Instruments (Cost $184)		184

Total Investments in Securities (Cost $13,074)		13,427

	SHARES
INVESTMENTS IN AFFILIATES 7.1%

SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%
PIMCO Short-Term Floating NAV Portfolio III	92,911	919

Total Short-Term Instruments (Cost $918)		919

Total Investments in Affiliates (Cost $918)		919

Total Investments 110.8% (Cost $13,992)		$14,346

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $(6))		(1)

Other Assets and Liabilities, net (10.8)%		(1,398)

Net Assets 100.0%		$12,947

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$184	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(193)	$184	$184

Total Repurchase Agreements						$(193)	$184	$184

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$184	$0	$0	$184	$(193)	$(9)

Total Borrowings and Other Financing Transactions	$184	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
CBK	MCDX-27 5-Year Index	(1.000)%	12/20/2021	$400	$ (6)	$0	$0	$(6)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$ 200	$0	$5	$5	$0

Total Swap Agreements						$(6)	$5	$5	$(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
CBK	$0	$0	$5	$5	$0	$0	$(6)	$(6)	$(1)	$0	$(1)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$5	$5

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$6	$0	$0	$0	$6

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$85	$85

Over the counter
Swap Agreements	$0	$(3)	$0	$0	$22	$19

	$0	$(3)	$0	$0	$107	$104

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$5	$5

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$13,029	$0	$13,029
Puerto Rico	0	77	0	77
U.S. Virgin Islands	0	137	0	137
Short-Term Instruments
Repurchase Agreements	0	184	0	184

	$0	$13,427	$0	$13,427

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$919	$0	$0	$919

Total Investments	$919	$13,427	$0	$14,346

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$5	$0	$5

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6)	$0	$(6)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$919	$13,426	$0	$14,345

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.4%

MUNICIPAL BONDS & NOTES 101.0%

CALIFORNIA 100.0%
Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2019	$680	$741
Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	508
Alameda County, California Transportation Commission Revenue Notes, Series 2014
5.000% due 03/01/2021	1,250	1,426
Bay Area Toll Authority, California Revenue Bonds, Series 2007
1.610% due 04/01/2047	5,000	5,016
Bay Area Toll Authority, California Revenue Bonds, Series 2014
1.500% due 04/01/2047	4,210	4,219
1.875% due 04/01/2047	1,000	1,010
Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
4.000% due 08/01/2017	415	419
5.000% due 08/01/2018	430	453
5.000% due 08/01/2019	455	493
5.000% due 08/01/2020	475	528
California Health Facilities Financing Authority Revenue Notes, Series 2008
5.500% due 08/15/2018	250	265
California Health Facilities Financing Authority Revenue Notes, Series 2010
5.000% due 11/15/2019	525	577
California Health Facilities Financing Authority Revenue Notes, Series 2012
4.000% due 11/15/2020	610	668
5.000% due 08/15/2017	1,000	1,015
5.000% due 11/15/2019	390	429
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2009
0.860% due 11/01/2026	1,500	1,500
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
1.188% due 10/01/2047	4,750	4,759
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2015
1.638% due 11/01/2045	5,000	5,033
California Infrastructure & Economic Development Bank Revenue Notes, Series 2013
5.000% due 02/01/2019	350	374
California Infrastructure & Economic Development Bank Revenue Notes, Series 2017
5.000% due 10/01/2022	2,535	2,985
California Municipal Finance Authority Revenue Bonds, Series 2009
1.200% due 02/01/2039	1,000	1,000
California Municipal Finance Authority Revenue Bonds, Series 2010
1.050% due 09/01/2021	3,000	3,000
California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2021	665	677
California State Department of Water Resources Revenue Bonds, Series 2014
1.210% due 12/01/2035	1,250	1,250
California State General Obligation Bonds, Series 2013
1.382% due 12/01/2029	2,750	2,766
4.000% due 12/01/2027	3,000	3,015
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,340	1,407
5.000% due 07/01/2019	80	87
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 10/01/2017	380	388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Public Works Board Revenue Notes, Series 2012
5.000% due 06/01/2017	$3,000	$3,020
California State University Revenue Notes, Series 2015
5.000% due 11/01/2020	955	1,079
California State University Revenue Notes, Series 2017
5.000% due 11/01/2022	1,900	2,237
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	250	263
California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	1,016
California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 04/01/2019	4,145	4,465
California Statewide Communities Development Authority Revenue Notes, Series 2014
5.000% due 07/01/2019	1,000	1,075
Chula Vista, California Revenue Bonds, Series 2006
1.650% due 07/01/2018	4,050	4,052
Coast Community College District, California General Obligation Notes, Series 2013
5.000% due 08/01/2021	1,250	1,439
Contra Costa County, California Public Financing Authority Revenue Notes, Series 2015
5.000% due 06/01/2019	1,000	1,081
East Bay Municipal Utility District Water System, California Revenue Notes, Series 2012
5.000% due 06/01/2018	1,685	1,763
Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	1,000	1,166
Fairfield Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,830	2,039
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,028
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2015
5.000% due 06/01/2020	500	555
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2021 (a)	3,500	3,940
Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350	399
Irvine, California Special Assessment Notes, Series 2015
4.000% due 09/02/2018	800	832
Jurupa Public Financing Authority, California Special Tax Notes, Series 2014
5.000% due 09/01/2019	475	511
5.000% due 09/01/2020	550	605
Long Beach Bond Finance Authority, California Revenue Notes, Series 2012
4.000% due 11/01/2017	470	478
Long Beach, California Harbor Revenue Notes, Series 2010
5.000% due 05/15/2019	125	135
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335	392
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2016
5.000% due 06/01/2022	2,250	2,631
Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2012
5.000% due 08/01/2018	500	526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Sanitation Districts Financing Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	$1,950	$2,137
Los Angeles Department of Airports, California Revenue Notes, Series 2012
5.000% due 05/15/2019	665	720
Los Angeles Department of Airports, California Revenue Notes, Series 2015
5.000% due 05/15/2021	860	980
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
0.740% due 07/01/2035	1,500	1,500
Los Angeles Harbor Department, California Revenue Notes, Series 2009
5.000% due 08/01/2019	900	981
Los Angeles, California Wastewater System Revenue Notes, Series 2012
5.000% due 06/01/2019	225	244
Metropolitan Water District of Southern California Revenue Bonds, Series 2000
0.760% due 07/01/2035	1,100	1,100
Modesto Irrigation District, California Revenue Notes, Series 2012
5.000% due 07/01/2017	200	202
5.000% due 07/01/2018	250	262
Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (a)(b)	500	449
Orange County, California Community Facilities District Special Tax Notes, Series 2016
4.000% due 08/15/2019	275	286
4.000% due 08/15/2020	540	568
4.000% due 08/15/2021	510	541
5.000% due 08/15/2022	640	716
5.000% due 08/15/2023	930	1,052
Orange County, California Sanitation District Revenue Notes, Series 2012
5.000% due 02/01/2021	760	864
Palmdale Community Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2016
5.000% due 09/01/2019	560	607
5.000% due 09/01/2021	350	397
5.000% due 09/01/2022	350	403
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2021	1,875	2,132
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2018	2,500	2,627
5.000% due 08/01/2020	680	757
Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
4.000% due 12/15/2019	2,800	2,989
5.000% due 06/15/2020	2,680	2,970
Rancho Cordova Community Facilities District, California Special Tax Notes, Series 2016
4.000% due 09/01/2019	265	278
4.000% due 09/01/2020	375	399
4.000% due 09/01/2021	420	450
Riverside, California Sewer Revenue Notes, Series 2015
5.000% due 08/01/2019	2,250	2,444
Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	593
Sacramento City Financing Authority, California Revenue Notes, Series 2015
5.000% due 12/01/2018	2,000	2,127
San Francisco City & County Public Utilities Commission Wastewater, California Revenue Notes, Series 2013
5.000% due 10/01/2020	300	338
San Francisco Municipal Transportation Agency, California Revenue Notes, Series 2012
5.000% due 03/01/2019	815	876

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco State Building Authority, California Revenue Notes, Series 2015
5.000% due 12/01/2020	$2,675	$3,012
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2019	1,795	1,940
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	254
Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,189
Tustin Community Facilities District, California Special Tax Notes, Series 2015
3.000% due 09/01/2018	500	509
3.000% due 09/01/2019	500	513
University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	530	620
West Sacramento Redevelopment Agency, California Tax Allocation Notes, Series 2016
4.000% due 09/01/2020	585	632
5.000% due 09/01/2021	815	925

		127,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 1.0%
Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2019	$1,185	$1,283

Total Municipal Bonds & Notes (Cost $128,330)		128,601

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		460

Total Short-Term Instruments (Cost $460)		460

Total Investments in Securities (Cost $128,790)		129,061

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%
PIMCO Short-Term Floating NAV Portfolio III	501,478	$4,958

Total Short-Term Instruments (Cost $4,957)		4,958

Total Investments in Affiliates (Cost $4,957)		4,958

Total Investments 105.2% (Cost $133,747)		$134,019

Financial Derivative Instruments (d) 0.1%
(Cost or Premiums, net $0)		81

Other Assets and Liabilities, net (5.3)%		(6,784)

Net Assets 100.0%		$127,316

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$460	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(471)	$460	$460

Total Repurchase Agreements						$(471)	$460	$460

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$460	$0	$0	$460	$(471)	$(11)

Total Borrowings and Other Financing Transactions	$460	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$3,000	$0	$81	$81	$0

Total Swap Agreements						$0	$81	$81	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$0	$0	$81	$81	$0	$0	$0	$0	$81	$0	$81

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$81	$81

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$2	$0	$0	$(2)	$0

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$81	$81

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$127,318	$0	$127,318
Utah	0	1,283	0	1,283
Short-Term Instruments
Repurchase Agreements	0	460	0	460

	$0	$129,061	$0	$129,061

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,958	$0	$0	$4,958

Total Investments	$4,958	$129,061	$0	$134,019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$81	$0	$81

Total Financial Derivative Instruments	$0	$81	$0	$81

Totals	$4,958	$129,142	$0	$134,100

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

CORPORATE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%
Allina Health System
4.430% due 04/15/2047 (a)	$1,500	$1,524

Total Corporate Bonds & Notes (Cost $1,500)		1,524

MUNICIPAL BONDS & NOTES 94.2%

ALABAMA 4.0%
Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	826
6.000% due 06/01/2050	875	911
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	9,675	7,308
6.500% due 10/01/2053	8,750	10,283
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	8,500	10,011

		29,339

ALASKA 0.0%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	1,400	138

ARIZONA 2.0%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	3,750	3,689
Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	1,997
Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2016
5.750% due 01/01/2036	2,500	2,371
6.000% due 01/01/2048	6,000	5,725
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	900

		14,682

CALIFORNIA 15.4%
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,001
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	11,000	1,005
0.000% due 06/01/2055 (b)	15,000	633
California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000	5,473
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,665
California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	30,430	33,619
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	622
7.000% due 10/01/2039	500	506
California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,139
7.750% due 04/01/2031	795	950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	$1,000	$974
California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	1,950	2,119
California Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	1,005
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 07/01/2037	3,000	3,006
California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	997
California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,584
California Public Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037 (a)	760	802
5.000% due 07/01/2047 (a)	850	893
California School Finance Authority Revenue Bonds, Series 2015
5.000% due 08/01/2045	1,000	1,048
California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	750
5.000% due 06/01/2046	2,590	2,566
5.000% due 06/01/2051	1,000	990
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	550
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,000	7,089
California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.250% due 12/01/2034	2,000	2,161
5.500% due 12/01/2054	3,000	3,226
California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.250% due 12/01/2056	3,445	3,624
California Statewide Communities Development Authority Revenue Notes, Series 2007
5.750% due 11/01/2017	140	142
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,500	7,671
California Statewide Financing Authority Revenue Bonds, Series 2006
0.000% due 06/01/2055 (b)	62,500	2,599
Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,324
5.000% due 09/01/2034	1,300	1,359
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,093
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	7,102
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,108
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2027 (a)	1,750	2,064
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,057
Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	$1,500	$1,825
6.250% due 10/01/2040	1,000	1,210
Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,076
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	577

		114,268

COLORADO 1.9%
Colorado Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.750% due 05/15/2037 ^	770	774
Colorado Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,032
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,608
Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2015
5.250% due 12/01/2030	500	512
5.750% due 12/01/2045	1,000	1,025
Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
6.000% due 12/01/2046	1,500	1,541
Leyden Rock Metropolitan District No. 10, Colorado General Obligation Bonds, Series 2016
4.375% due 12/01/2033	750	704
5.000% due 12/01/2045	1,250	1,209
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,699
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	831
Solaris Metropolitan District No. 3, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2036	850	861

		13,796

CONNECTICUT 0.1%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	750	808

DELAWARE 0.1%
Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	425	439

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	165	194

FLORIDA 2.4%
Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,175
8.000% due 10/01/2046	1,250	1,462
Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2015
7.000% due 12/01/2045	2,005	1,992
Florida Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	250

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	$200	$219
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2015
5.000% due 06/01/2048	3,900	3,699
Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,815	1,449
Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,164
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,780	1,784
St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,719
University Square Community Development District, Florida Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	710	713
Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,770	1,980

		17,606

GEORGIA 0.6%
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,530	1,534
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,500	1,685
Municipal Electric Authority of Georgia Revenue Bonds, Series 2016
5.000% due 01/01/2028	1,000	1,152

		4,371

ILLINOIS 7.0%
Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	990
Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	7,035	6,926
Chicago, Illinois General Obligation Bonds, Series 2012
5.432% due 01/01/2042	2,000	1,636
Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,014
Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	3,120	3,173
6.000% due 01/01/2038	8,000	8,316
Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,645
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	2,075
Illinois Finance Authority Revenue Bonds, Series 2007
6.000% due 03/01/2037 ^	1,775	470
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	509
Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,674
Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,211
Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,495
Illinois State General Obligation Bonds, Series 2012
5.000% due 03/01/2032	3,345	3,361
5.000% due 03/01/2036	2,185	2,189
Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	4,550	4,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	$2,000	$1,693
5.000% due 01/01/2032	1,500	1,511
Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	944

		51,617

INDIANA 1.7%
Allen County, Indiana Revenue Bonds, Series 2017
6.875% due 01/15/2052	2,300	2,385
Chesterton, Indiana Revenue Bonds, Series 2016
6.125% due 01/15/2034	2,000	2,008
East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	100
Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	407
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	1,000	1,085
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,683
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,750	1,784
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,705	1,974

		12,426

IOWA 1.5%
Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,058
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	3
5.400% due 11/15/2046 ^	2,003	1,920
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.500% due 06/01/2042	3,000	3,004
5.625% due 06/01/2046	5,000	5,006

		10,991

KANSAS 0.4%
Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^	4,063	894
Manhattan, Kansas Revenue Bonds, Series 2007
5.500% due 08/01/2021	250	225
Wichita, Kansas Revenue Bonds, Series 2016
5.000% due 12/01/2031	500	499
5.250% due 12/01/2036	500	502
5.375% due 12/01/2046	1,125	1,127

		3,247

KENTUCKY 0.2%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2015
5.500% due 11/15/2035	1,250	1,237

LOUISIANA 0.6%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,199
Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2006
6.125% due 06/01/2025	2,250	2,383
New Orleans Aviation Board, Louisiana Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	539

		4,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAINE 0.6%
Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	$4,300	$4,328

MARYLAND 1.4%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	7,560	7,528
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	281
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,683

		10,492

MASSACHUSETTS 0.8%
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,683
Massachusetts Development Finance Agency Revenue Bonds, Series 2017
4.000% due 07/01/2039 (a)	2,000	1,956
5.000% due 07/01/2036 (a)	1,000	1,086
Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	575	608

		6,333

MICHIGAN 3.1%
Doctor Charles Drew Academy, Michigan Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036 ^	430	26
East Lansing Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2037	670	668
Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,096
Meridian Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2026	695	695
Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	6,385	6,607
5.000% due 07/01/2033	2,000	2,197
5.000% due 07/01/2044	4,500	4,778
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	1,000	754
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	985	967
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (b)	205,000	4,883
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	550

		23,221

MINNESOTA 0.8%
Dakota County, Minnesota Community Development Agency Revenue Bonds, Series 2016
5.000% due 08/01/2036	750	759
5.000% due 08/01/2046	1,500	1,500
5.000% due 08/01/2051	1,115	1,104
Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,036

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	$750	$822
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	504

		5,725

MISSOURI 0.7%
Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	226
5.550% due 10/01/2036	45	40
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,490
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	256
St Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,500	2,613
Thirty-Ninth Street Transportation Development District, Missouri Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	510

		5,135

MONTANA 0.0%
Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	166

NEBRASKA 0.7%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,415

NEVADA 0.4%
Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600	3,253

NEW JERSEY 4.9%
Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,190	1,243
Casino Reinvestment Development Authority, New Jersey Revenue Bonds, Series 2014
5.250% due 11/01/2039	1,650	1,662
5.250% due 11/01/2044	1,625	1,633
New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,523
New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,397
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	8,500	3,710
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,492
5.250% due 06/15/2041	1,000	1,027
South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,645
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.625% due 06/01/2026	1,025	1,027
4.750% due 06/01/2034	4,200	4,056
5.000% due 06/01/2041	10,000	9,753

		36,168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 10.4%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	$3,500	$3,982
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2042	4,500	4,907
Build NYC Resource Corp., New York Revenue Bonds, Series 2015
5.500% due 09/01/2045	5,500	5,909
Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,596
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000	1,131
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	3,000	3,611
New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	80,000	4,891
5.000% due 06/01/2042	1,000	949
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,517
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,750	1,836
5.375% due 11/15/2040	4,000	4,344
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	573
New York State Dormitory Authority Revenue Notes, Series 2017
5.000% due 12/01/2026	1,000	1,117
New York State Energy Research & Development Authority Revenue Bonds, (AMBAC Insured), Series 2001
1.120% due 10/01/2036	5,600	5,152
New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,985	4,233
5.250% due 01/01/2050	5,000	5,376
Niagara Area Development Corp., New York Revenue Bonds, Series 2012
5.250% due 11/01/2042	3,000	3,012
Rockland Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
0.000% due 08/15/2060 (b)	25,000	796
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2042	3,500	4,018
TSASC Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2030	7,960	9,097
5.000% due 06/01/2034	1,500	1,675

		76,722

NORTH CAROLINA 0.3%
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	807
6.000% due 04/01/2038	500	508
North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	605

		1,920

OHIO 7.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (b)	57,500	3,839
5.125% due 06/01/2024	22,000	20,818

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 06/01/2034	$655	$624
5.875% due 06/01/2047	2,500	2,396
6.500% due 06/01/2047	15,350	15,347
Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,706
Ohio Air Quality Development Authority Revenue Bonds, Series 2012
6.750% due 06/01/2024	1,500	1,527
Toledo-Lucas County, Ohio Port Authority Revenue Bonds, Series 2016
6.375% due 01/15/2051	1,500	1,493

		51,750

OKLAHOMA 0.8%
Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036	790	792
6.875% due 11/01/2046	1,625	1,629
7.000% due 11/01/2051	3,250	3,274

		5,695

OREGON 1.1%
Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	208
Port of Portland, Oregon Airport Revenue Bonds, Series 2017
5.000% due 07/01/2047	7,000	7,868

		8,076

PENNSYLVANIA 1.3%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	806
Cambridge Area Joint Authority, Pennsylvania Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	511
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	480	455
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	521
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,159
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	252
6.375% due 07/01/2030	1,000	1,006
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	530
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	459
Susquehanna Area Regional Airport Authority, Pennsylvania Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,495	1,531
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	485	486

		9,716

PUERTO RICO 2.9%
Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
0.000% due 07/01/2029 (b)	3,750	644
5.850% due 07/01/2023	5,000	2,075
6.150% due 07/01/2038	2,500	1,037
6.550% due 07/01/2058	2,500	1,038

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.189% due 07/01/2029	$10,195	$7,850
Puerto Rico Electric Power Authority Revenue Bonds, Series 2003
5.500% due 07/01/2020 ^	10	6
Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^	10	6
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
4.200% due 07/01/2019 ^	20	13
5.000% due 07/01/2018 ^	15	10
5.000% due 07/01/2020 ^	735	466
5.000% due 07/01/2021 ^	505	319
5.000% due 07/01/2022 ^	50	32
5.000% due 07/01/2024 ^	145	92
5.000% due 07/01/2025 ^	70	44
5.000% due 07/01/2026 ^	10	6
5.000% due 07/01/2032 ^	300	190
5.000% due 07/01/2037 ^	120	76
Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.250% due 07/01/2033 ^	20	13
5.375% due 07/01/2024 ^	55	35
5.500% due 07/01/2020 ^	10	6
5.500% due 07/01/2021 ^	55	35
5.500% due 07/01/2038 ^	160	101
Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^	100	63
3.875% due 07/01/2023 ^	75	47
4.375% due 07/01/2021 ^	45	28
4.500% due 07/01/2023 ^	15	9
4.600% due 07/01/2024 ^	50	31
4.625% due 07/01/2025 ^	35	22
4.750% due 07/01/2026 ^	245	154
4.750% due 07/01/2027 ^	50	31
5.000% due 07/01/2021 ^	60	38
5.000% due 07/01/2022 ^	35	22
5.000% due 07/01/2024 ^	50	32
5.000% due 07/01/2025 ^	25	16
5.000% due 07/01/2026 ^	65	41
5.250% due 07/01/2021 ^	260	164
5.250% due 07/01/2022 ^	40	26
5.250% due 07/01/2025 ^	25	16
5.250% due 07/01/2026 ^	100	63
5.250% due 07/01/2027 ^	140	88
5.250% due 07/01/2030 ^	15	9
5.250% due 07/01/2031 ^	30	19
5.250% due 07/01/2040 ^	115	73
5.750% due 07/01/2036 ^	25	16
Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^	100	63
5.000% due 07/01/2042 ^	55	35
5.050% due 07/01/2042 ^	140	89
Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
6.750% due 07/01/2036 ^	665	421
7.000% due 07/01/2033 ^	10	6
7.000% due 07/01/2040 ^	20	13
7.000% due 07/01/2043 ^	85	54
Puerto Rico Electric Power Authority Revenue Notes, Series 2010
3.300% due 07/01/2019 ^	75	47
3.500% due 07/01/2020 ^	395	247
4.100% due 07/01/2019 ^	100	63
4.250% due 07/01/2020 ^	1,375	861
5.000% due 07/01/2018 ^	180	115
5.000% due 07/01/2019 ^	60	38
5.000% due 07/01/2020 ^	5,020	3,180
5.250% due 07/01/2020 ^	140	88
Puerto Rico Highways & Transportation Authority Revenue Bonds, (AGC Insured), Series 2007
5.500% due 07/01/2031	1,320	1,437

		21,859

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 1.5%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	$11,000	$11,124

SOUTH CAROLINA 0.5%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,906
South Carolina Public Service Authority Revenue Bonds, Series 2013
5.000% due 12/01/2048	1,950	2,017

		3,923

TENNESSEE 2.3%
Bristol Industrial Development Board, Tennessee Revenue Bonds, Series 2016
0.000% due 12/01/2031 (b)	8,000	3,428
5.125% due 12/01/2042	2,500	2,382
Bristol Industrial Development Board, Tennessee Revenue Notes, Series 2016
0.000% due 12/01/2023 (b)	3,670	2,666
0.000% due 12/01/2025 (b)	1,950	1,258
0.000% due 12/01/2026 (b)	2,090	1,269
Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	2,033
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,061
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	542
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	775	873
5.000% due 02/01/2025	1,545	1,757

		17,269

TEXAS 10.4%
Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,796
Austin, Texas Airport System Revenue Bonds, Series 2017
5.000% due 11/15/2046	3,000	3,367
Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,161
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	535
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,096
Guadalupe-Blanco River Authority Industrial Development Corp., Texas Revenue Notes, Series 2008
5.625% due 10/01/2017	775	791
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,601
Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	826
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	240	288
Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	3,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2015
5.000% due 07/01/2035	$2,000	$2,125
5.000% due 07/01/2047	5,000	5,251
New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
5.000% due 04/01/2031	1,300	1,410
5.000% due 04/01/2036	1,000	1,056
5.000% due 07/01/2046	1,500	1,564
5.250% due 07/01/2036	400	409
5.750% due 07/01/2051	1,000	1,045
7.000% due 07/01/2051	725	720
New Hope Cultural Education Facilities Corp., Texas Revenue Notes, Series 2016
5.000% due 04/01/2023	385	431
5.000% due 04/01/2024	405	455
5.000% due 04/01/2025	425	470
5.000% due 04/01/2026	445	492
6.000% due 07/01/2026	125	120
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	154
5.750% due 01/01/2033	350	363
North Texas Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,171
North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,103
Pharr Higher Education Finance Authority, Texas Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	557
Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	17,750	18,288
Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	1,016
5.500% due 01/01/2032	500	528
Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	140	132
6.000% due 09/15/2046	365	341
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,061
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2007
1.628% due 09/15/2027	2,250	2,145
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	7,735	9,156
Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2029	3,000	3,567
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,108
Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051	2,500	2,453

		77,041

U.S. VIRGIN ISLANDS 1.0%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
5.000% due 10/01/2022	6,000	4,875
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2010
5.000% due 10/01/2029	1,250	1,047
5.250% due 10/01/2029	2,250	1,755

		7,677

UTAH 0.5%
Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	2,000	2,238

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	$1,350	$1,341
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	475

		4,054

VIRGINIA 0.5%
Ballston Quarter Community Development Authority, Virginia Tax Allocation Bonds, Series 2016
5.500% due 03/01/2046	1,750	1,679
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	114	8
6.000% due 06/01/2043	354	338
Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044	563	547
6.050% due 03/01/2054 ^	592	89
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	964	968

		3,629

WASHINGTON 0.5%
Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,024
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	279
Washington Health Care Facilities Authority Revenue Bonds, Series 2013
2.310% due 01/01/2035	1,500	1,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington State Housing Finance Commission Revenue Bonds, Series 2015
7.000% due 07/01/2050	$750	$742

		3,546

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (b)	76,000	3,839
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041 ^	480	429

		4,268

WISCONSIN 1.3%
Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050	6,000	6,052
Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,211
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,081

		9,344

Total Municipal Bonds & Notes (Cost $671,071)		697,129

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
		$1,052

Total Short-Term Instruments (Cost $1,052)		1,052

Total Investments in Securities (Cost $673,623)		699,705

	SHARES
INVESTMENTS IN AFFILIATES 6.2%

SHORT-TERM INSTRUMENTS 6.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.2%
PIMCO Short-Term Floating NAV Portfolio III	4,662,238	46,091

Total Short-Term Instruments (Cost $46,085)		46,091

Total Investments in Affiliates (Cost $46,085)		46,091

Total Investments 100.7% (Cost $719,708)		$745,796

Financial Derivative Instruments (f)(g) 0.1%
(Cost or Premiums, net $(285))		1,014

Other Assets and Liabilities, net (0.8)%		(6,448)

Net Assets 100.0%		$740,362

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,052	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(1,073)	$1,052	$1,052

Total Repurchase Agreements						$(1,073)	$1,052	$1,052

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,052	$0	$0	$1,052	$(1,073)	$(21)

Total Borrowings and Other Financing Transactions	$1,052	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	11	$(3)	$0	$(3)

Total Futures Contracts				$(3)	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $49 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(3)	$0	$(3)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

ASSET SWAPS

Counterparty	Underlying Asset	Receive	Pay	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Illinois Receivable Trust Revenue Notes, Series 2015 8.000% due 04/01/2018	Cash Flow from Underlying Asset	1-Month USD-LIBOR plus a specified spread	04/01/2018	$12,500	$0	$994	$994	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
CBK	MCDX-27 5-Year Index	(1.000)%	12/20/2021	$ 20,600	$(285)	$(11)	$0	$(296)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$11,800	$0	$319	$319	$0

Total Swap Agreements						$(285)	$1,302	$1,313	$(296)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)		Net Exposure(4)
BOA	$0	$0	$994	$994	$0	$0	$0	$0	$994		$(830)	$164
CBK	0	0	319	319	0	0	(296)	(296)	23	0		23

Total Over the Counter	$0	$0	$1,313	$1,313	$0	$0	$(296)	$(296)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$994	$0	$0	$319	$1,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Over the counter
Swap Agreements	$0	$296	$0	$0	$0	$296

	$0	$296	$0	$0	$3	$299

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,433	$1,433

Over the counter
Swap Agreements	$0	$(383)	$0	$0	$1,088	$705

	$0	$(383)	$0	$0	$2,521	$2,138

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2)	$(2)

Over the counter
Swap Agreements	$0	$965	$0	$0	$319	$1,284

	$0	$965	$0	$0	$317	$1,282

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,524	$0	$1,524
Municipal Bonds & Notes
Alabama	0	29,339	0	29,339
Alaska	0	138	0	138
Arizona	0	14,682	0	14,682
California	0	114,268	0	114,268
Colorado	0	13,796	0	13,796
Connecticut	0	808	0	808
Delaware	0	439	0	439
District of Columbia	0	194	0	194
Florida	0	17,606	0	17,606
Georgia	0	4,371	0	4,371
Illinois	0	51,617	0	51,617
Indiana	0	12,426	0	12,426
Iowa	0	10,991	0	10,991
Kansas	0	3,247	0	3,247
Kentucky	0	1,237	0	1,237
Louisiana	0	4,121	0	4,121
Maine	0	4,328	0	4,328
Maryland	0	10,492	0	10,492
Massachusetts	0	6,333	0	6,333
Michigan	0	23,221	0	23,221
Minnesota	0	5,725	0	5,725
Missouri	0	5,135	0	5,135
Montana	0	166	0	166
Nebraska	0	5,415	0	5,415
Nevada	0	3,253	0	3,253
New Jersey	0	36,168	0	36,168
New York	0	76,722	0	76,722
North Carolina	0	1,920	0	1,920
Ohio	0	51,750	0	51,750
Oklahoma	0	5,695	0	5,695
Oregon	0	8,076	0	8,076
Pennsylvania	0	9,716	0	9,716
Puerto Rico	0	21,859	0	21,859

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Rhode Island	$0	$11,124	$0	$11,124
South Carolina	0	3,923	0	3,923
Tennessee	0	17,269	0	17,269
Texas	0	77,041	0	77,041
U.S. Virgin Islands	0	7,677	0	7,677
Utah	0	4,054	0	4,054
Virginia	0	3,629	0	3,629
Washington	0	3,546	0	3,546
West Virginia	0	4,268	0	4,268
Wisconsin	0	9,344	0	9,344
Short-Term Instruments
Repurchase Agreements	0	1,052	0	1,052

	$0	$699,705	$0	$699,705

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,091	$0	$0	$46,091

Total Investments	$46,091	$699,705	$0	$745,796

Financial Derivative Instruments - Assets
Over the counter	$0	$319	$994	$1,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	0	0	(3)
Over the counter	0	(296)	0	(296)

	$(3)	$(296)	$0	$(299)

Total Financial Derivative Instruments	$(3)	$23	$994	$1,014

Totals	$46,088	$699,728	$994	$746,810

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.9%

CORPORATE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%
Allina Health System
4.430% due 04/15/2047 (a)	$1,500	$1,524

Total Corporate Bonds & Notes (Cost $1,500)		1,524

MUNICIPAL BONDS & NOTES 97.6%

ALABAMA 2.8%
Jefferson County, Alabama Revenue Bonds, Series 2004
5.250% due 01/01/2019	3,300	3,306
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	11,752
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	2,600	3,062

		18,120

ARIZONA 0.6%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,179

CALIFORNIA 20.5%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,775
5.000% due 12/01/2032	3,000	3,457
5.000% due 12/01/2033	3,500	4,006
5.000% due 12/01/2034	3,000	3,418
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,503
5.000% due 04/01/2038	10,000	11,258
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,001
California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	4,000	4,378
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,110
California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	21,850	24,166
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 11/21/2045	1,480	1,483
California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,396
California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	1,974
California State General Obligation Bonds, Series 2004
0.680% due 05/01/2034	4,200	4,200
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	11,226
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,894
California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	2,000	2,151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2030	$875	$953
5.000% due 12/01/2031	650	705
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027	5,800	5,813
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023 (a)	2,250	2,597
5.000% due 06/01/2024 (a)	2,085	2,425
Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,700
Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	603
5.000% due 05/01/2029	500	580
Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	3,051
M-S-R Energy Authority, California Revenue Bonds, Series 2009
7.000% due 11/01/2034	2,250	3,114
Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,467
5.125% due 05/01/2030	1,500	1,650
5.125% due 05/01/2031	1,500	1,647
San Diego County, California Water Authority Financing Corp. Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2026	3,925	4,099
San Ramon Valley Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 1998
0.000% due 07/01/2018 (b)	2,385	2,350

		133,150

COLORADO 4.7%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	1,375	1,501
Colorado Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	290	290
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	10,000	10,432
Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
1.409% due 11/15/2031	2,000	2,006
E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.559% due 09/01/2039	1,000	1,002
1.708% due 09/01/2039	2,200	2,205
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	9,930	13,238

		30,674

DISTRICT OF COLUMBIA 0.4%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500	2,899

FLORIDA 3.5%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,667
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	5,138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida State University System Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	$6,700	$7,214
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	840
Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,900	1,493
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,589

		22,941

GEORGIA 3.1%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	17,062
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,218

		20,280

ILLINOIS 9.3%
Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	3,825
Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,500	4,403
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,274
Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500	4,410
Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	7,500	7,628
Chicago, Illinois Waterworks Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 11/01/2019 (b)	2,550	2,425
Illinois Finance Authority Revenue Bonds, Series 2009
0.860% due 08/01/2043	1,900	1,900
5.750% due 07/01/2033	1,800	1,906
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	509
Illinois Finance Authority Revenue Bonds, Series 2016
1.899% due 05/01/2036	1,000	1,002
4.000% due 02/15/2036	5,790	5,120
5.000% due 02/15/2029	4,500	4,864
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	1,700	1,740
Illinois State General Obligation Bonds, Series 2012
5.000% due 03/01/2030	1,245	1,260
5.000% due 03/01/2037	1,700	1,701
Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2036	1,500	1,275
5.000% due 06/01/2027	6,700	6,990
5.000% due 01/01/2032	3,000	3,023
Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019 (b)	2,945	2,797

		60,052

INDIANA 0.2%
Allen County, Indiana Revenue Bonds, Series 2017
6.625% due 01/15/2034	1,000	1,034
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Notes, Series 2009
5.000% due 01/01/2019	500	533

		1,567

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 0.1%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	$500	$546

MARYLAND 1.3%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	8,209

MASSACHUSETTS 1.9%
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,683
Massachusetts Development Finance Agency Revenue Bonds, Series 2017
5.000% due 07/01/2032 (a)	2,000	2,204
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	6,660	7,642

		12,529

MICHIGAN 1.8%
Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,091
Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	3,143
Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2022	3,000	3,347
5.000% due 04/01/2025	1,000	1,142
Michigan Strategic Fund Revenue Bonds, Series 2008
1.450% due 08/01/2029	2,000	1,935

		11,658

MINNESOTA 0.3%
Minneapolis/St. Paul, Minnesota Housing & Redevelopment Authority, Minnesota Revenue Bonds, Series 2017
5.000% due 11/15/2028 (a)	1,365	1,619

MISSOURI 0.3%
Missouri Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	2,047

NEBRASKA 1.4%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,414
Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000	3,346

		8,760

NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2007
5.000% due 07/01/2017	1,075	1,085

NEW JERSEY 5.0%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	235	239
6.500% due 04/01/2031	500	570

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2033	$3,000	$3,074
New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 03/01/2023	4,190	4,438
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	5,000	5,295
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.250% due 07/01/2035	3,500	3,736
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,308
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (b)	8,000	3,492
New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2025	2,380	2,555
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	5,580	5,442

		32,149

NEW MEXICO 0.4%
Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2028	1,190	1,428
New Mexico Mortgage Finance Authority Revenue Bonds, (FHLMC/FNMA/GNMA Insured), Series 2008
5.000% due 07/01/2025	1,260	1,282

		2,710

NEW YORK 13.2%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	5,000	5,689
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2042	4,500	4,907
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000	1,133
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	11,470
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000	1,132
Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2017
5.000% due 07/01/2028 (a)	1,300	1,568
New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,172
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,759
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	8,178
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	4,500	5,417
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,323
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,522
5.750% due 11/15/2051	5,000	5,678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.375% due 11/15/2040	$2,000	$2,172
New York State Energy Research & Development Authority Revenue Bonds, (AMBAC Insured), Series 1999
1.243% due 05/01/2034	2,000	1,840
New York State Energy Research & Development Authority Revenue Bonds, (AMBAC Insured), Series 2001
1.120% due 10/01/2036	3,625	3,335
New York Transportation Development Corp. Revenue Notes, Series 2016
5.000% due 08/01/2026	2,485	2,611
Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2030	2,500	2,792
5.000% due 01/01/2031	1,075	1,193
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,312
TSASC Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2028	4,000	4,639
Westchester Tobacco Asset Securitization, New York Revenue Bonds, Series 2016
5.125% due 06/01/2051	1,000	1,003

		85,845

NORTH CAROLINA 1.6%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	5,000	5,546
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,678
North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	1,858

		10,082

OHIO 4.8%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	12,125	11,474
5.375% due 06/01/2024	2,500	2,390
5.875% due 06/01/2047	2,500	2,396
6.500% due 06/01/2047	2,450	2,450
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	5,245	5,923
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,135
5.250% due 02/15/2029	2,900	3,341

		31,109

OREGON 0.6%
Port of Portland, Oregon Airport Revenue Bonds, Series 2017
5.000% due 07/01/2042	2,000	2,237
Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,103
5.000% due 06/15/2031	500	549

		3,889

PENNSYLVANIA 1.0%
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	1,003

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	$5,000	$5,425

		6,428

PUERTO RICO 0.9%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.189% due 07/01/2029	5,665	4,362
Puerto Rico Highways & Transportation Authority Revenue Bonds, (AGC Insured), Series 2007
5.500% due 07/01/2031	1,320	1,437

		5,799

TENNESSEE 1.2%
Bristol Industrial Development Board, Tennessee Revenue Notes, Series 2016
0.000% due 12/01/2021 (b)	775	632
0.000% due 12/01/2022 (b)	1,000	772
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,506
5.000% due 02/01/2024	1,400	1,587

		7,497

TEXAS 11.3%
Austin, Texas Airport System Revenue Bonds, Series 2017
5.000% due 11/15/2046	3,500	3,928
Dallas County, Texas Community College District General Obligation Notes, Series 2016
5.000% due 02/15/2025	2,040	2,434
Dallas Love Field, Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	2,250	2,590
Godley Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2008
5.250% due 02/15/2028	3,000	3,113
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,919
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.960% due 12/01/2024	1,500	1,500
Lower Neches Valley Authority Industrial Development Corp., Texas Revenue Bonds, Series 2012
0.850% due 05/01/2046	5,700	5,700
New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.750% due 07/01/2051	8,055	8,157
5.000% due 04/01/2031	325	351
5.000% due 04/01/2036	355	371
5.000% due 07/01/2046	4,310	4,668
North Texas Health Facilities Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 09/01/2020	895	908
Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	7,000	7,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	$140	$132
6.000% due 09/15/2046	360	336
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,623
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,416
5.250% due 12/15/2022	3,825	4,339
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	2,000	2,367
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	5,424
Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,655
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (d)	1,100	1,164
University of Texas System Revenue Notes, Series 2016
5.000% due 08/15/2024	5,000	5,992

		73,299

U.S. VIRGIN ISLANDS 0.4%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2010
5.250% due 10/01/2029	1,800	1,404
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2012
5.000% due 10/01/2032	1,330	1,087

		2,491

UTAH 0.5%
Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,357

VIRGINIA 0.7%
Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,205
Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,301

		4,506

WASHINGTON 2.0%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2016
5.000% due 11/01/2030	1,000	1,189
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,364
Washington Health Care Facilities Authority Revenue Bonds, Series 2013
2.310% due 01/01/2035	1,500	1,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% due 01/01/2042	$3,000	$3,000
5.000% due 01/01/2047	2,000	2,162

		13,216

WEST VIRGINIA 0.5%
West Virginia Economic Development Authority Revenue Bonds, Series 2011
1.700% due 01/01/2041	2,500	2,437
West Virginia Economic Development Authority Revenue Notes, Series 2016
2.875% due 12/15/2026	955	911

		3,348

WISCONSIN 0.2%
Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,461

WYOMING 0.9%
Uinta County, Wyoming Revenue Bonds, Series 1993
0.880% due 08/15/2020	5,700	5,700

Total Municipal Bonds & Notes (Cost $597,016)		633,201

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
		884

Total Short-Term Instruments (Cost $884)		884

Total Investments in Securities (Cost $599,400)		635,609

	SHARES
INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%
PIMCO Short-Term Floating NAV Portfolio III	2,537,824	25,089

Total Short-Term Instruments (Cost $25,087)		25,089

Total Investments in Affiliates (Cost $25,087)		25,089

Total Investments 101.8% (Cost $624,487)		$660,698

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $(284))		967

Other Assets and Liabilities, net (1.9)%		(12,518)

Net Assets 100.0%		$649,147

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$ 1,100	$1,164	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$884	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(905)	$884	$884

Total Repurchase Agreements						$(905)	$884	$884

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/ (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$884	$0	$0	$884	$(905)	$(21)

Total Borrowings and Other Financing Transactions	$884	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	11	$(3)	$0	$(3)

Total Futures Contracts				$(3)	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $49 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0		$(3)	$0		$(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

ASSET SWAPS

Counterparty	Underlying Asset	Receive	Pay	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Illinois Receivable Trust Revenue Notes, Series 2015 8.000% due 04/01/2018	Cash Flow from Underlying Asset	1-Month USD-LIBOR plus a specified spread	04/01/2018	$12,500	$0	$994	$994	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
CBK	MCDX-27 5-Year Index	(1.000)%	12/20/2021	$20,500	$ (284)	$(10)	$0	$(294)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$10,000	$0	$270	$270	$0

Total Swap Agreements						$(284)	$1,254	$1,264	$(294)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/ (received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)	Net Exposure(4)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives
BOA	$0	$0	$994	$994	$0	$0	$0	$0	$994	$(830)	$164
CBK	0	0	270	270	0	0	(294)	(294)	(24)	0	(24)

Total Over the Counter	$0	$0	$1,264	$1,264	$0	$0	$(294)	$(294)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$994	$0	$0	$270	$1,264

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Over the counter
Swap Agreements	$0	$294	$0	$0	$0	$294

	$0	$294	$0	$0	$3	$297

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,182	$1,182

Over the counter
Swap Agreements	$0	$(394)	$0	$0	$933	$539

	$0	$(394)	$0	$0	$2,115	$1,721

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1)	$(1)

Over the counter
Swap Agreements	$0	$966	$0	$0	$270	$1,236

	$0	$966	$0	$0	$269	$1,235

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,524	$0	$1,524
Municipal Bonds & Notes
Alabama	0	18,120	0	18,120
Arizona	0	4,179	0	4,179
California	0	133,150	0	133,150
Colorado	0	30,674	0	30,674
District of Columbia	0	2,899	0	2,899
Florida	0	22,941	0	22,941
Georgia	0	20,280	0	20,280
Illinois	0	60,052	0	60,052
Indiana	0	1,567	0	1,567
Kansas	0	546	0	546
Maryland	0	8,209	0	8,209
Massachusetts	0	12,529	0	12,529
Michigan	0	11,658	0	11,658
Minnesota	0	1,619	0	1,619
Missouri	0	2,047	0	2,047
Nebraska	0	8,760	0	8,760
New Hampshire	0	1,085	0	1,085

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
New Jersey	$0	$32,149	$0	$32,149
New Mexico	0	2,710	0	2,710
New York	0	85,845	0	85,845
North Carolina	0	10,082	0	10,082
Ohio	0	31,109	0	31,109
Oregon	0	3,889	0	3,889
Pennsylvania	0	6,428	0	6,428
Puerto Rico	0	5,799	0	5,799
Tennessee	0	7,497	0	7,497
Texas	0	73,299	0	73,299
U.S. Virgin Islands	0	2,491	0	2,491
Utah	0	3,357	0	3,357
Virginia	0	4,506	0	4,506
Washington	0	13,216	0	13,216
West Virginia	0	3,348	0	3,348
Wisconsin	0	1,461	0	1,461
Wyoming	0	5,700	0	5,700
Short-Term Instruments
Repurchase Agreements	0	884	0	884

	$0	$635,609	$0	$635,609

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,089	$0	$0	$25,089

Total Investments	$25,089	$635,609	$0	$660,698

Financial Derivative Instruments - Assets
Over the counter	$0	$270	$994	$1,264

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(3)	$0	$0	$(3)
Over the counter	0	(294)	0	(294)

	$(3)	$(294)	$0	$(297)

Total Financial Derivative Instruments	$(3)	$(24)	$994	$967

Totals	$25,086	$635,585	$994	$661,665

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.2%

MUNICIPAL BONDS & NOTES 91.3%

CALIFORNIA 2.6%
California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2027	$1,005	$1,115
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2007
5.000% due 06/01/2017	500	503

		1,618

COLORADO 5.0%
Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	588
Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,124
E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.708% due 09/01/2039	760	762
Solaris Metropolitan District No. 3, Colorado General Obligation Notes, Series 2016
3.750% due 12/01/2026	650	630

		3,104

CONNECTICUT 3.5%
Connecticut Special Tax State Revenue Notes, Series 2016
5.000% due 09/01/2026	1,000	1,191
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
1.483% due 07/01/2049	1,000	999

		2,190

DISTRICT OF COLUMBIA 0.8%
District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	518

FLORIDA 0.9%
Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	585

GEORGIA 1.6%
Floyd County, Georgia Development Authority Revenue Bonds, Series 2010
2.350% due 07/01/2022	1,000	1,004

GUAM 1.5%
Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	939

ILLINOIS 6.0%
Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2018	650	655
Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	996
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	321
Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,765	1,756

		3,728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.2%
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Notes, Series 2010
5.000% due 01/15/2019	$100	$107

LOUISIANA 2.5%
Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	1,000	1,000
Louisiana Stadium & Exposition District Revenue Notes, Series 2013
5.000% due 07/01/2023	500	579

		1,579

MASSACHUSETTS 1.9%
Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	1,000	1,173

MICHIGAN 1.1%
Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	564
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2019	100	109

		673

MINNESOTA 0.2%
Northern Municipal Power Agency, Minnesota Revenue Notes, (AGC Insured), Series 2008
5.000% due 01/01/2018	100	103

MISSOURI 0.1%
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	40	45

NEBRASKA 1.4%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	850

NEW JERSEY 5.5%
Monmouth County, New Jersey Improvement Authority Revenue Notes, Series 2008
4.000% due 12/01/2017	5	5
New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	639
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,000	1,074
New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	500	536
New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030 (a)	750	872
Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	287

		3,413

NEW MEXICO 1.5%
New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 10.3%
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	$750	$890
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,165
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,160
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,077
New York Transportation Development Corp. Revenue Notes, Series 2016
5.000% due 08/01/2026	1,000	1,051
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2021	190	201
TSASC Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	875

		6,419

NORTH CAROLINA 4.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,341
University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,168

		2,509

OHIO 5.8%
Akron, Ohio General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2019	150	154
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	230
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,161
Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,176
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	855

		3,576

OKLAHOMA 0.2%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	100	101

OREGON 1.1%
Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	657

PENNSYLVANIA 10.5%
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,180
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,149
Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	589

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
0.900% due 02/15/2027	$1,000	$999
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 1994
2.550% due 06/01/2029	1,000	996
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2024	500	578
Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250	283
Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	763

		6,537

PUERTO RICO 0.4%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.189% due 07/01/2029	345	266

SOUTH DAKOTA 1.0%
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	614

TENNESSEE 1.9%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,163

TEXAS 16.3%
Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	1,000	1,213
Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,145
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	378

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	$690	$802
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	571
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.960% due 12/01/2024	1,000	1,000
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2018	100	106
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	860
North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	604
North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	637
Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	1,000	1,030
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,500	1,776

		10,122

VIRGINIA 1.2%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	750	762
Virginia College Building Authority Revenue Bonds, Series 2009
5.000% due 09/01/2020	5	5

		767

WASHINGTON 1.6%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% due 01/01/2042	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.7%
WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	$365	$415

Total Municipal Bonds & Notes (Cost $55,272)		56,724

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (b) 0.9%
		547

Total Short-Term Instruments (Cost $547)		547

Total Investments in Securities (Cost $55,819)		57,271

	SHARES
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%
PIMCO Short-Term Floating NAV Portfolio III	503,734	4,980

Total Short-Term Instruments (Cost $4,980)		4,980

Total Investments in Affiliates (Cost $4,980)		4,980

Total Investments 100.2% (Cost $60,799)		$62,251

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		24

Other Assets and Liabilities, net (0.2)%		(134)

Net Assets 100.0%		$62,141

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$547	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(562)	$547	$547

Total Repurchase Agreements						$(562)	$547	$547

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$547	$0	$0	$547	$(562)	$(15)

Total Borrowings and Other Financing Transactions	$547	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$ 900	$0	$24	$24	$0

Total Swap Agreements						$0	$24	$24	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$0	$0	$24	$24	$0	$0	$0	$0	$24	$0	$24

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$24	$24

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23

Over the counter
Swap Agreements	$0	$0	$0	$0	$86	$86

	$0	$0	$0	$0	$109	$109

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$24	$24

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$1,618	$0	$1,618
Colorado	0	3,104	0	3,104
Connecticut	0	2,190	0	2,190
District of Columbia	0	518	0	518
Florida	0	585	0	585
Georgia	0	1,004	0	1,004
Guam	0	939	0	939
Illinois	0	3,728	0	3,728
Indiana	0	107	0	107
Louisiana	0	1,579	0	1,579
Massachusetts	0	1,173	0	1,173
Michigan	0	673	0	673
Minnesota	0	103	0	103
Missouri	0	45	0	45
Nebraska	0	850	0	850
New Jersey	0	3,413	0	3,413
New Mexico	0	949	0	949
New York	0	6,419	0	6,419
North Carolina	0	2,509	0	2,509
Ohio	0	3,576	0	3,576
Oklahoma	0	101	0	101
Oregon	0	657	0	657
Pennsylvania	0	6,537	0	6,537
Puerto Rico	0	266	0	266

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
South Dakota	$0	$614	$0	$614
Tennessee	0	1,163	0	1,163
Texas	0	10,122	0	10,122
Virginia	0	767	0	767
Washington	0	1,000	0	1,000
Wisconsin	0	415	0	415
Short-Term Instruments
Repurchase Agreements	0	547	0	547

	$0	$57,271	$0	$57,271

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,980	$0	$0	$4,980

Total Investments	$4,980	$57,271	$0	$62,251

Financial Derivative Instruments - Assets
Over the counter	$0	$24	$0	$24

Total Financial Derivative Instruments	$0	$24	$0	$24

Totals	$4,980	$57,295	$0	$62,275

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Bond Fund

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

MUNICIPAL BONDS & NOTES 97.8%

CALIFORNIA 0.1%
California Statewide Communities Development Authority Revenue Notes, Series 2007
5.750% due 11/01/2017	$100	$102

ILLINOIS 1.1%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,000	1,995

NEW YORK 95.3%
Babylon Industrial Development Agency, New York Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,027
Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	3,000	3,521
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	856
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2042	3,500	3,816
Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	587
5.000% due 08/01/2040	500	545
5.500% due 09/01/2045	4,000	4,298
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	483
5.000% due 07/01/2044	1,000	1,082
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	1,000	1,092
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034 (a)	1,200	1,396
5.000% due 07/01/2035 (a)	1,100	1,274
Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	357
5.000% due 09/15/2027	275	326
5.000% due 09/15/2028	275	324
Erie County, New York General Obligation Notes, Series 2015
5.000% due 09/15/2025	250	301
Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,802
5.000% due 07/01/2041	1,500	1,647
Housing Development Corp., New York Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,031
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,665
Long Island Power Authority, New York Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,202
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,620
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	1,000	1,097
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,380
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,856

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
5.000% due 11/15/2045	$2,000	$2,221
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	2,000	2,263
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,670
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	553
New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	755
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,949
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
0.900% due 08/01/2039	2,300	2,300
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,254
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	3,009
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,162
New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2008
5.000% due 04/01/2028	2,540	2,693
New York City Water & Sewer System, New York Revenue Bonds, Series 2001
0.950% due 06/15/2033	6,100	6,100
New York City Water & Sewer System, New York Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,057
New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,013
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,200	2,389
New York City, New York General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	1,027
New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	504
5.000% due 11/15/2029	1,000	1,171
5.000% due 11/15/2045	2,000	2,255
New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	5,000	627
0.000% due 06/01/2055 (b)	10,000	611
5.000% due 06/01/2042	8,150	7,736
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,088
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,000	7,949
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	1,049
New York State Dormitory Authority Revenue Bonds, (BHAC/CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,028
New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,150
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	$2,500	$2,625
5.000% due 07/01/2038	1,000	1,050
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,066
5.500% due 05/01/2037	400	436
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500	1,637
5.000% due 07/01/2035	500	551
5.500% due 07/01/2040	1,000	1,130
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	573
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,306
5.000% due 12/15/2026	4,000	4,659
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000	3,466
New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,213
5.000% due 07/01/2050	1,285	1,411
New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,233
New York State Energy Research & Development Authority Revenue Bonds, (AMBAC Insured), Series 1999
1.243% due 05/01/2034	500	460
New York State Energy Research & Development Authority Revenue Bonds, (AMBAC Insured), Series 2001
1.120% due 10/01/2036	500	460
New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	975	978
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,447
New York Transportation Development Corp. Revenue Bonds, Series 2016
5.250% due 01/01/2050	6,500	6,989
New York Transportation Development Corp. Revenue Notes, Series 2016
5.000% due 08/01/2026	3,000	3,153
Niagara County, New York Industrial Development Agency Revenue Bonds, (FHA/GNMA Insured), Series 2006
5.000% due 07/20/2038	490	490
Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,786
Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,804
Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	1,000	1,101
Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	75	77
Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,110
5.000% due 01/01/2036	1,400	1,525
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	5,000	5,350
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	3,013

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TSASC Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	$1,500	$1,757
5.000% due 06/01/2041	3,000	3,272
Utility Debt Securitization Authority, New York Revenue Bonds, Series 2015
5.000% due 12/15/2036	5,000	5,768
5.000% due 12/15/2037 (c)	4,000	4,604
Westchester Tobacco Asset Securitization, New York Revenue Bonds, Series 2016
5.125% due 06/01/2051	3,000	3,008

		178,821

PUERTO RICO 0.4%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.189% due 07/01/2029	985	757

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 0.9%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2010
5.250% due 10/01/2029	$2,250	$1,755

Total Municipal Bonds & Notes (Cost $174,462)		183,430

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		432

Total Short-Term Instruments (Cost $432)		432

Total Investments in Securities (Cost $174,894)		183,862

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short-Term Floating NAV Portfolio III	638,036	$6,308

Total Short-Term Instruments (Cost $6,307)		6,308

Total Investments in Affiliates (Cost $6,307)		6,308

Total Investments 101.4% (Cost $181,201)		$190,170

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(80))		(24)

Other Assets and Liabilities, net (1.4)%		(2,594)

Net Assets 100.0%		$187,552

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$432	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(445)	$432	$432

Total Repurchase Agreements						$(445)	$432	$432

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$432	$0	$0	$432	$(445)	$(13)

Total Borrowings and Other Financing Transactions	$432	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2017	62	$(2)	$0	$(14)

Total Futures Contracts				$(2)	$0	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $240 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(14)	$0	$ (14)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
CBK	MCDX-27 5-Year Index	(1.000)%	12/20/2021	$5,800	$(80)	$(3)	$0	$(83)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$ 2,700	$0	$73	$73	$0

Total Swap Agreements						$(80)	$70	$73	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
CBK	$0	$0	$73	$73	$0	$0	$(83)	$(83)	$(10)	$0	$(10)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$73	$73

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14

Over the counter
Swap Agreements	$0	$83	$0	$0	$0	$83

	$0	$83	$0	$0	$14	$97

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$62	$62

Over the counter
Swap Agreements	$0	$(15)	$0	$0	$259	$244

	$0	$(15)	$0	$0	$321	$306

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2)	$(2)

Over the counter
Swap Agreements	$0	$(3)	$0	$0	$73	$70

	$0	$(3)	$0	$0	$71	$68

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$102	$0	$102
Illinois	0	1,995	0	1,995
New York	0	178,821	0	178,821
Puerto Rico	0	757	0	757
U.S. Virgin Islands	0	1,755	0	1,755
Short-Term Instruments
Repurchase Agreements	0	432	0	432

	$0	$183,862	$0	$183,862

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,308	$0	$0	$6,308

Total Investments	$6,308	$183,862	$0	$190,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$73	$0	$73

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14)	0	0	(14)
Over the counter	0	(83)	0	(83)

	$(14)	$(83)	$0	$(97)

Total Financial Derivative Instruments	$(14)	$(10)	$0	$(24)

Totals	$6,294	$183,852	$0	$190,146

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Duration Municipal Income Fund

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.1%

MUNICIPAL BONDS & NOTES 96.8%

ALABAMA 2.3%
Alabama 21st Century Authority Revenue Notes, Series 2012
5.000% due 06/01/2019	$1,750	$1,891
Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.850% due 06/01/2034	2,440	2,450

		4,341

ARIZONA 1.2%
Pima County, Arizona Sewer System Revenue Notes, Series 2016
5.000% due 07/01/2022	2,000	2,329

CALIFORNIA 5.4%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
1.610% due 04/01/2047	5,000	5,015
California State General Obligation Bonds, Series 2013
1.382% due 12/01/2029	2,200	2,213
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,028

		10,256

COLORADO 5.5%
Denver Convention Center Hotel Authority, Colorado Revenue Notes, Series 2016
5.000% due 12/01/2022	1,100	1,242
Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
1.409% due 11/15/2031	2,500	2,508
Denver, Colorado Airport System City & County Revenue Notes, Series 2016
5.000% due 11/15/2023	1,550	1,827
E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.559% due 09/01/2039	1,905	1,910
University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	2,500	2,836

		10,323

CONNECTICUT 3.5%
Connecticut Special Tax State Revenue Notes, Series 2016
5.000% due 09/01/2022	2,650	3,051
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
1.483% due 07/01/2049	3,500	3,497

		6,548

DISTRICT OF COLUMBIA 0.6%
District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070	1,221

FLORIDA 4.2%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2022	2,500	2,883
Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730	851
Miami-Dade County, Florida Aviation Revenue Notes, Series 2009
5.500% due 10/01/2019	2,000	2,205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	$2,000	$2,008

		7,947

GEORGIA 5.6%
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	5,000	5,060
Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.300% due 01/01/2052	2,500	2,487
1.750% due 12/01/2049	3,000	3,003

		10,550

ILLINOIS 10.1%
Chicago, Illinois General Obligation Bonds, Series 2002
5.250% due 01/01/2022	500	511
Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	3,000	3,034
Chicago, Illinois Waterworks Revenue Bonds, Series 2004
5.000% due 11/01/2021	800	891
Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	1,590	1,590
Illinois Finance Authority Revenue Bonds, Series 2016
1.899% due 05/01/2036	1,000	1,002
Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	2,000	2,221
Illinois Finance Authority Revenue Notes, Series 2016
5.000% due 02/15/2022	1,000	1,088
Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2022	3,000	3,169
5.000% due 06/01/2022	2,290	2,422
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	2,860	3,069

		18,997

MASSACHUSETTS 0.8%
Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2019	1,330	1,434

MICHIGAN 0.2%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	470	466

MINNESOTA 2.1%
Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2020	350	376
5.000% due 01/01/2022	250	288
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	3,150	3,291

		3,955

NEBRASKA 0.6%
Lincoln, Nebraska Electric System Revenue Notes, Series 2013
5.000% due 09/01/2021	1,015	1,165

NEVADA 1.5%
Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	2,750	2,760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.5%
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	$1,630	$1,722
New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2021	1,000	1,070

		2,792

NEW MEXICO 3.9%
Farmington, New Mexico Revenue Bonds, Series 2016
1.875% due 04/01/2033	2,000	1,977
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	5,000	5,384

		7,361

NEW YORK 13.9%
Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2022	1,250	1,433
Build NYC Resource Corp., New York Revenue Notes, Series 2012
5.000% due 08/01/2017	650	658
Long Island Power Authority, New York Revenue Bonds, Series 2015
1.429% due 05/01/2033	2,150	2,161
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
0.826% due 11/01/2032	1,530	1,517
Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	1,000	1,118
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2015
5.000% due 11/01/2021	875	1,007
New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2009
1.350% due 01/01/2036	4,400	4,408
New York City, New York General Obligation Bonds, Series 2008
5.000% due 08/01/2020	1,735	1,938
New York City, New York General Obligation Bonds, Series 2014
0.950% due 03/01/2040	2,000	2,000
New York Local Government Assistance Corp. Revenue Bonds, Series 1993
5.500% due 04/01/2017	600	600
New York State Dormitory Authority Revenue Notes, Series 2015
4.000% due 05/01/2020	3,000	3,229
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	4,150	4,471
TSASC Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	1,500	1,684

		26,224

NORTH CAROLINA 2.4%
University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.276% due 12/01/2041	4,000	4,001
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2020	500	554

		4,555

OHIO 1.1%
Ohio State Revenue Bonds, Series 2010
1.050% due 11/01/2035	2,000	2,000

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 8.2%
Beaver County, Pennsylvania Hospital Authority Revenue Notes, Series 2012
5.000% due 05/15/2017	$1,460	$1,466
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2021	2,500	2,804
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	5,000	4,982
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2010
1.150% due 12/01/2030	2,000	2,000
Pennsylvania Turnpike Commission Revenue Notes, Series 2016
1.249% due 12/01/2018	2,500	2,500
Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	1,500	1,653

		15,405

TENNESSEE 1.6%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2012
5.000% due 10/01/2017	2,000	2,041
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2017	1,000	1,016

		3,057

TEXAS 10.3%
Central Texas Regional Mobility Authority Revenue Bonds, Series 2015
5.000% due 01/01/2045	1,750	1,858
Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
1.700% due 06/01/2030	4,000	4,023
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2018	500	522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2017	$1,000	$1,015
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	4,690	4,694
Sam Rayburn Municipal Power Agency, Texas Revenue Notes, Series 2012
5.000% due 10/01/2021	1,640	1,817
San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2012
2.000% due 12/01/2027	1,750	1,763
San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
2.250% due 02/01/2033	2,500	2,550
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2012
5.000% due 12/15/2017	1,145	1,175

		19,417

UTAH 1.3%
Murray, Utah Revenue Bonds, Series 2005
0.930% due 05/15/2037	2,500	2,500

VIRGINIA 1.6%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	3,000	3,048

WASHINGTON 3.4%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
1.610% due 11/01/2045	4,000	4,008
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% due 01/01/2042	2,500	2,500

		6,508

WEST VIRGINIA 1.1%
Mason County, West Virginia Revenue Bonds, Series 2003
1.625% due 10/01/2022	2,000	2,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 2.9%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
1.250% due 08/15/2025	$3,000	$3,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 08/15/2032	2,075	2,427

		5,427

Total Municipal Bonds & Notes (Cost $182,057)		182,587

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		558

Total Short-Term Instruments (Cost $558)		558

Total Investments in Securities (Cost $182,615)		183,145

	SHARES
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio III	677,014	6,693

Total Short-Term Instruments (Cost $6,693)		6,693

Total Investments in Affiliates (Cost $6,693)		6,693

Total Investments 100.6% (Cost $189,308)		$189,838

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		143

Other Assets and Liabilities, net (0.7)%		(1,303)

Net Assets 100.0%		$188,678

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$558	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(573)	$558	$558

Total Repurchase Agreements						$(573)	$558	$558

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$558	$0	$0	$558	$(573)	$(15)

Total Borrowings and Other Financing Transactions	$558	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	3-Month USD-LIBOR	0.883%	09/19/2021	$ 5,300	$0	$143	$143	$0

Total Swap Agreements						$0	$143	$143	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$0	$0	$143	$143	$0	$0	$0	$0	$143	$0	$143

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$143	$143

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$12	$0	$0	$(3)	$9

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$143	$143

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$4,341	$0	$4,341
Arizona	0	2,329	0	2,329
California	0	10,256	0	10,256
Colorado	0	10,323	0	10,323
Connecticut	0	6,548	0	6,548
District of Columbia	0	1,221	0	1,221
Florida	0	7,947	0	7,947
Georgia	0	10,550	0	10,550
Illinois	0	18,997	0	18,997
Massachusetts	0	1,434	0	1,434
Michigan	0	466	0	466
Minnesota	0	3,955	0	3,955
Nebraska	0	1,165	0	1,165
Nevada	0	2,760	0	2,760
New Jersey	0	2,792	0	2,792
New Mexico	0	7,361	0	7,361
New York	0	26,224	0	26,224
North Carolina	0	4,555	0	4,555
Ohio	0	2,000	0	2,000
Pennsylvania	0	15,405	0	15,405
Tennessee	0	3,057	0	3,057
Texas	0	19,417	0	19,417
Utah	0	2,500	0	2,500

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Virginia	$0	$3,048	$0	$3,048
Washington	0	6,508	0	6,508
West Virginia	0	2,001	0	2,001
Wisconsin	0	5,427	0	5,427
Short-Term Instruments
Repurchase Agreements	0	558	0	558

	$0	$183,145	$0	$183,145

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,693	$0	$0	$6,693

Total Investments	$6,693	$183,145	$0	$189,838

Financial Derivative Instruments - Assets
Over the counter	$0	$143	$0	$143

Total Financial Derivative Instruments	$0	$143	$0	$143

Totals	$6,693	$183,288	$0	$189,981

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
CenturyLink, Inc.
6.000% due 02/17/2018		$200	$199

Total Loan Participations and Assignments (Cost $199)			199

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.2%
AGFC Capital Trust
2.772% due 01/15/2067		100	56
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (d)	CAD	100	83
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	100	107

			246

INDUSTRIALS 0.5%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017		500	513

UTILITIES 0.7%
Petrobras Global Finance BV
5.375% due 01/27/2021		$800	826

Total Corporate Bonds & Notes (Cost $1,469)			1,585

MUNICIPAL BONDS & NOTES 77.5%

ARIZONA 2.1%
University of Arizona Revenue Bonds, Series 2011
5.000% due 08/01/2025		2,095	2,360

CALIFORNIA 7.5%
California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047		1,000	1,094
California State General Obligation Notes, Series 2008
5.000% due 04/01/2018		2,500	2,602
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018		500	523
Hartnell Community College District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (b)		1,000	971
Los Angeles Unified School District, California General Obligation Notes, Series 2009
5.000% due 07/01/2019		125	136
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021		1,500	1,625
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2009
5.000% due 11/01/2021		1,000	1,099
Santa Clara Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2022		450	472

			8,522

COLORADO 5.9%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036		3,500	3,825
Regional Transportation District, Colorado Revenue Bonds, Series 2012
5.000% due 11/01/2027		2,520	2,901

			6,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 4.3%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2020	$2,500	$2,768
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2025	1,500	1,709
Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	419

		4,896

ILLINOIS 6.3%
Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,500	1,477
Chicago, Illinois Waterworks Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	3,000	3,008
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	106
Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2027	2,500	2,618

		7,209

INDIANA 5.4%
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Notes, Series 2009
5.000% due 01/01/2019	500	533
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,580

		6,113

IOWA 1.5%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,704

KANSAS 0.3%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	369

MASSACHUSETTS 13.4%
Commonwealth of Massachusetts General Obligation Bonds, Series 2006
0.890% due 03/01/2026	7,290	7,290
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.940% due 10/01/2049	8,000	8,000

		15,290

MICHIGAN 4.8%
Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	2,000	2,069
Michigan State Building Authority Revenue Bonds, Series 2011
5.000% due 10/15/2024	3,000	3,388

		5,457

MINNESOTA 1.1%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	1,200	1,300

NEBRASKA 0.4%
Omaha, Nebraska General Obligation Bonds, Series 2000
6.500% due 12/01/2030	300	414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 3.3%
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	$1,000	$1,059
New Jersey Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2025	2,395	2,740

		3,799

NEW YORK 4.5%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2007
5.000% due 11/01/2021	165	166
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	539
New York City Water & Sewer System, New York Revenue Bonds, Series 2011
5.375% due 06/15/2043	3,000	3,387
New York State Urban Development Corp. Revenue Notes, Series 2008
5.500% due 01/01/2019	1,000	1,076

		5,168

NORTH CAROLINA 0.7%
North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	759

OHIO 8.7%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,600	2,492
6.500% due 06/01/2047	7,350	7,349
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	107

		9,948

OKLAHOMA 1.5%
Oklahoma Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	1,525	1,666

TENNESSEE 1.0%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	1,100	1,182

TEXAS 1.0%
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	154
Houston, Texas Combined Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	271
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	500	538
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	132

		1,095

WASHINGTON 1.6%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,000	1,027

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	$250	$268
5.250% due 01/01/2039	500	537

		1,832

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (a)	1,100	56

WISCONSIN 2.1%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	2,200	2,378

Total Municipal Bonds & Notes (Cost $81,813)		88,243

U.S. GOVERNMENT AGENCIES 8.0%
Fannie Mae
1.102% due 03/25/2034	29	29
1.882% due 04/25/2032	28	29
Fannie Mae, TBA
3.000% due 05/01/2047	1,000	990
3.500% due 05/01/2047	7,900	8,065

Total U.S. Government Agencies (Cost $9,062)		9,113

U.S. TREASURY OBLIGATIONS 6.2%
U.S. Treasury Inflation Protected Securities (c)
1.375% due 02/15/2044 (g)(i)	2,188	2,417
U.S. Treasury Notes
1.250% due 07/31/2023 (g)(i)	1,950	1,846
1.375% due 06/30/2023 (i)	3,000	2,866

Total U.S. Treasury Obligations (Cost $7,525)		7,129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%
Banc of America Funding Trust
3.446% due 06/20/2032		$46	$47
Bear Stearns Adjustable Rate Mortgage Trust
3.510% due 02/25/2034		99	100
3.583% due 03/25/2035		121	115
Bear Stearns ALT-A Trust
3.254% due 05/25/2036 ^		2,356	1,649
Countrywide Home Loan Mortgage Pass-Through Trust
3.155% due 08/25/2034 ^		24	21
Credit Suisse First Boston Mortgage Securities Corp.
2.809% due 07/25/2033		19	19
EMF-NL Prime BV
0.473% due 04/17/2041	EUR	75	74
GSR Mortgage Loan Trust
2.661% due 06/25/2034		$35	34
5.750% due 01/25/2037		32	30
HarborView Mortgage Loan Trust
3.334% due 06/19/2036 ^		275	171
MASTR Adjustable Rate Mortgages Trust
2.920% due 05/25/2034		134	132
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.772% due 08/15/2032		222	213
Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		258	176
Structured Asset Mortgage Investments Trust
1.228% due 07/19/2035		71	64
WaMu Mortgage Pass-Through Certificates Trust
2.038% due 08/25/2042		32	31
2.867% due 03/25/2037 ^		1,204	1,112
Wells Fargo Mortgage-Backed Securities Trust
3.094% due 01/25/2035		122	123

Total Non-Agency Mortgage-Backed Securities (Cost $4,170)			4,111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.4%
Citigroup Mortgage Loan Trust, Inc.
1.122% due 08/25/2036		$43	$42
Credit-Based Asset Servicing and Securitization LLC
3.958% due 12/25/2035		325	323
IXIS Real Estate Capital Trust
1.212% due 01/25/2037		146	74
Residential Asset Securities Corp. Trust
1.162% due 04/25/2036		115	114
1.242% due 07/25/2036		3,579	2,167
1.382% due 02/25/2036		1,570	1,376
Sierra Madre Funding Ltd.
1.173% due 09/07/2039		2,427	2,017

Total Asset-Backed Securities (Cost $4,363)			6,113

SOVEREIGN ISSUES 0.6%
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	700	709

Total Sovereign Issues (Cost $660)			709

SHORT-TERM INSTRUMENTS 5.6%

REPURCHASE AGREEMENTS (e) 5.6%
			6,318

Total Short-Term Instruments (Cost $6,318)			6,318

Total Investments in Securities (Cost $115,579)			123,520

Total Investments 108.5% (Cost $115,579)			$123,520

Financial Derivative Instruments (f)(h) (3.3)% (Cost or Premiums, net $(6,475))			(3,787)

Other Assets and Liabilities, net (5.2)%			(5,911)

Net Assets 100.0%			$113,822

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$6,318	U.S. Treasury Notes 1.625% due 12/31/2019(2)	$(6,449)	$6,318	$6,318

Total Repurchase Agreements						$(6,449)	$6,318	$6,318

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$6,318	$0	$0	$6,318	$(6,449)	$(131)

Total Borrowings and Other Financing Transactions	$6,318	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(431) at a weighted average interest rate of 0.528%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$110.000	05/26/2017	110	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/26/2017	45	34	7

				$35	$7

Total Purchased Options				$35	$7

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/26/2017	45	$(7)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2017	35	(21)	(3)
Call - CBOT U.S. Treasury 10-Year Note May Futures	125.000	04/21/2017	35	(17)	(11)

				$(45)	$(15)

Total Written Options				$(45)	$(15)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2018	121	$4	$0	$(6)
Australia Government 10-Year Bond June Futures	Long	06/2017	3	5	1	0
Euro currency June Futures	Long	06/2017	120	167	0	(10)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	17	16	5	(1)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	19	(1)	8	0
U.S. Treasury 5-Year Note June Futures	Short	06/2017	86	(13)	0	(14)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	110	22	24	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2017	1	(1)	0	0

Total Futures Contracts				$199	$38	$(31)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Leonardo SpA	5.000%	03/20/2019	0.510%	EUR	100	$10	$0	$0	$0
Sprint Communications, Inc.	5.000	12/20/2019	1.693	$	1,900	168	61	0	(1)
Standard Chartered Bank	1.000	06/20/2017	0.103	EUR	500	(1)	0	0	0

						$177	$61	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
iTraxx Europe Main 27 5-Year Index	1.000%	06/20/2022	EUR 1,200	$(18)	$(2)	$0	$(1)
iTraxx Europe Senior 27 5-Year Index	1.000	06/20/2022	900	(6)	0	0	0

				$(24)	$(2)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	$	53,700	$(273)	$317	$3	$0
Receive	3-Month USD-LIBOR	1.750	06/17/2018		39,500	(325)	408	0	(2)
Pay	3-Month USD-LIBOR	1.750	12/21/2023		7,400	186	349	0	(9)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,500	24	51	0	(4)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		800	(2)	9	0	(1)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		4,900	21	4	0	(9)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		3,700	197	303	0	(6)
Receive	3-Month USD-LIBOR	2.500	06/19/2028		600	(6)	9	0	(1)
Receive	3-Month USD-LIBOR	2.750	06/19/2033		5,800	(156)	69	0	(12)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		150	5	6	0	0
Receive	3-Month USD-LIBOR	2.250	09/14/2046		2,000	190	246	0	(3)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		330	30	14	0	(1)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		400	(83)	1	1	0
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	5,300	(11)	38	5	0
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		1,100	(13)	(35)	4	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	310,000	(17)	48	3	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021	MXN	1,200	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.278	03/22/2022		1,600	0	0	0	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		2,600	1	1	0	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		200	(1)	0	0	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		6,600	(32)	6	1	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		3,900	0	4	1	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		7,900	10	11	2	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		3,700	5	5	1	0
Pay	28-Day MXN-TIIE	7.733	02/25/2027		1,100	1	1	0	0
Pay	UKRPI	3.400	06/15/2030	GBP	50	1	1	0	0
Pay	UKRPI	3.300	11/15/2030		380	(12)	0	0	(2)

						$(261)	$1,866	$21	$(50)

Total Swap Agreements						$(108)	$1,925	$21	$(52)

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(g)	Securities with an aggregate market value of $1,300 and cash of $2,378 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7	$38	$21	$66		$(15)	$(31)	$(52)	$(98)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	16,510		$17,513	$0	$(100)

BPS	04/2017	BRL	2,923		941	7	0
	04/2017		$947	BRL	2,922	0	(14)
	05/2017		935		2,922	0	(8)

DUB	04/2017	RUB	19,048		$319	0	(19)
	04/2017		$561	PEN	1,853	9	0
	06/2017	SGD	1,019		$722	0	(7)

FBF	05/2017		$864	RUB	52,061	50	0

GLM	04/2017	CAD	99		$74	0	0
	04/2017	GBP	162		200	0	(3)
	04/2017		$505	MXN	10,505	55	0
	01/2021		69	BRL	300	8	0

HUS	04/2017		89	INR	6,118	5	0
	01/2021	BRL	300		$46	0	(30)

JPM	04/2017		$1,145	MXN	23,016	82	0

SCX	04/2017		17,724	EUR	16,510	0	(111)
	05/2017	EUR	16,510		$17,746	111	0

UAG	06/2017	TWD	23,724		770	0	(14)

Total Forward Foreign Currency Contracts						$327	$(306)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600%	02/15/2018	GBP	2,400	$17	$10

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	2,000	102	112

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018	GBP	2,400	17	10
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018		1,200	8	5
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		1,200	8	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	4,000	207	224

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		12,100	69	33
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		1,800	86	100

								$514	$501

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor(1)	1.625%	3-Month USD-LIBOR	08/15/2019	$	26,600	$170	$93

Total Purchased Options							$684	$594

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	9,700	$(101)	$(133)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	02/15/2018		6,300	(37)	(19)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980	02/21/2018		1,500	(8)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		19,600	(209)	(269)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		1,600	(9)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		9,100	(96)	(127)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		2,600	(69)	(34)

								$(529)	$(592)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor(1)	1.000%	3-Month USD-LIBOR	08/15/2019	$	53,200	$(170)	$(24)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$	100.547	05/04/2017	$ 2,300	$(10)	$(2)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.625	05/04/2017	500	(2)	0

						$(12)	$(2)

Total Written Options						$(711)	$(618)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		478		(111)		(217)		(35)		115
Notional Amount in $	$	263,300	$	39,400	$	(142,000)	$	(47,100)	$	(7,200)	$	106,400
Notional Amount in AUD	AUD	0	AUD	2,800	AUD	(2,800)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	7,400	EUR	11,800	EUR	(5,000)	EUR	(14,200)	EUR	0	EUR	0
Notional Amount in GBP	GBP	1,300	GBP	3,400	GBP	(1,400)	GBP	(3,300)	GBP	0	GBP	0
Premiums	$	(1,542)	$	(606)	$	653	$	651	$	88	$	(756)

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	09/20/2021	0.157%	$ 900	$16	$(20)	$0	$(4)
BPS	Sweden Government International Bond	(0.250)	09/20/2021	0.157	300	5	(6)	0	(1)
GST	Stanley Black & Decker, Inc.	(1.000)	09/20/2017	0.063	200	(3)	2	0	(1)

						$18	$(24)	$0	$(6)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2021	1.193%	$	100	$(5)	$4	$0	$(1)
	Spain Government International Bond	1.000	09/20/2019	0.380		4,900	88	(11)	77	0
BPS	Slovenia Government International Bond	1.000	06/20/2019	0.250		6,500	(130)	241	111	0
BRC	Brazil Government International Bond	1.000	12/20/2021	2.050		100	(9)	5	0	(4)
	Colombia Government International Bond	1.000	06/20/2021	1.009		200	(6)	6	0	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		200	(8)	7	0	(1)
CBK	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR	100	(4)	3	0	(1)
DUB	Brazil Government International Bond	1.000	12/20/2021	2.050	$	200	(19)	10	0	(9)
GST	Argentine Republic Government International Bond	5.000	06/20/2017	0.634		200	7	(5)	2	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		200	(6)	6	0	0
HUS	Colombia Government International Bond	1.000	12/20/2021	1.193		100	(5)	4	0	(1)
MYC	Italy Government International Bond	1.000	12/20/2019	0.848		1,500	(3)	10	7	0

							$(100)	$280	$197	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	08/25/2037	$71	$37	$(31)	$6	$0
GST	ABX.HE.AAA.7-1 Index	(0.090)	08/25/2037	212	109	(92)	17	0
MYC	ABX.HE.AAA.7-1 Index	(0.090)	08/25/2037	353	182	(154)	28	0

					$328	$(277)	$51	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$7,795	$(1,653)	$698	$0	$(955)
JPM	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	24,322	(5,031)	2,053	0	(2,978)

					$(6,684)	$2,751	$0	$(3,933)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	03/30/2020	EUR	2,800	$0	$(21)	$0	$(21)
	Receive	UKRPI	3.140	01/14/2030	GBP	550	0	(17)	0	(17)
JPM	Receive	UKRPI	3.300	11/15/2030		210	0	(6)	0	(6)

							$0	$(44)	$0	$(44)

Total Swap Agreements							$(6,438)	$2,686	$248	$(4,000)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $4,402 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$77	$77	$(100)	$0	$(5)	$(105)	$(28)	$271	$243
BPS	7	0	111	118	(22)	0	(1)	(23)	95	(140)	(45)
BRC	0	10	6	16	0	0	(960)	(960)	(944)	985	41
CBK	0	112	0	112	0	(133)	(1)	(134)	(22)	0	(22)
DUB	9	0	0	9	(26)	0	(9)	(35)	(26)	(11)	(37)
FBF	50	0	0	50	0	(19)	0	(19)	31	0	31
GLM	63	339	0	402	(3)	(298)	(38)	(339)	63	0	63
GST	0	0	19	19	0	0	(1)	(1)	18	0	18
HUS	5	0	0	5	(30)	0	(1)	(31)	(26)	0	(26)
JPM	82	0	0	82	0	(2)	(2,984)	(2,986)	(2,904)	3,146	242
MYC	0	133	35	168	0	(166)	0	(166)	2	(164)	(162)
SCX	111	0	0	111	(111)	0	0	(111)	0	0	0
UAG	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)

Total Over the Counter	$327	$594	$248	$1,169	$(306)	$(618)	$(4,000)	$(4,924)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	38	38
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$327	$0	$327
Purchased Options	0	0	0	0	594	594
Swap Agreements	0	248	0	0	0	248

	$0	$248	$0	$327	$594	$1,169

	$0	$248	$0	$327	$660	$1,235

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	10	21	31
Swap Agreements	0	2	0	0	50	52

	$0	$2	$0	$10	$86	$98

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$306	$0	$306
Written Options	0	0	0	0	618	618
Swap Agreements	0	3,956	0	0	44	4,000

	$0	$3,956	$0	$306	$662	$4,924

	$0	$3,958	$0	$316	$748	$5,022

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Written Options	0	0	0	0	99	99
Futures	0	0	0	(941)	(1,147)	(2,088)
Swap Agreements	0	82	0	0	(1,746)	(1,664)

	$0	$82	$0	$(941)	$(2,809)	$(3,668)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,912	$0	$3,912
Purchased Options	0	0	0	(156)	(441)	(597)
Written Options	0	19	0	326	471	816
Swap Agreements	0	1,031	0	0	190	1,221

	$0	$1,050	$0	$4,082	$220	$5,352

	$0	$1,132	$0	$3,141	$(2,589)	$1,684

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(27)	$(27)
Written Options	0	0	0	0	30	30
Futures	0	0	0	(359)	(59)	(418)
Swap Agreements	0	59	0	0	4,657	4,716

	$0	$59	$0	$(359)	$4,601	$4,301

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,720)	$0	$(1,720)
Purchased Options	0	0	0	(43)	(537)	(580)
Written Options	0	(4)	0	(138)	851	709
Swap Agreements	0	2,698	0	0	954	3,652

	$0	$2,694	$0	$(1,901)	$1,268	$2,061

	$0	$2,753	$0	$(2,260)	$5,869	$6,362

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$199	$199
Corporate Bonds & Notes
Banking & Finance	0	246	0	246
Industrials	0	513	0	513
Utilities	0	826	0	826
Municipal Bonds & Notes
Arizona	0	2,360	0	2,360
California	0	8,522	0	8,522
Colorado	0	6,726	0	6,726
Florida	0	4,896	0	4,896
Illinois	0	7,209	0	7,209
Indiana	0	6,113	0	6,113
Iowa	0	1,704	0	1,704
Kansas	0	369	0	369
Massachusetts	0	15,290	0	15,290
Michigan	0	5,457	0	5,457
Minnesota	0	1,300	0	1,300
Nebraska	0	414	0	414
New Jersey	0	3,799	0	3,799
New York	0	5,168	0	5,168
North Carolina	0	759	0	759
Ohio	0	9,948	0	9,948
Oklahoma	0	1,666	0	1,666
Tennessee	0	1,182	0	1,182
Texas	0	1,095	0	1,095
Washington	0	1,832	0	1,832
West Virginia	0	56	0	56
Wisconsin	0	2,378	0	2,378

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
U.S. Government Agencies	$0	$9,113	$0	$9,113
U.S. Treasury Obligations	0	7,129	0	7,129
Non-Agency Mortgage-Backed Securities	0	4,111	0	4,111
Asset-Backed Securities	0	6,113	0	6,113
Sovereign Issues	0	709	0	709
Short-Term Instruments
Repurchase Agreements	0	6,318	0	6,318

Total Investments	$0	$123,321	$199	$123,520

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	38	28	0	66
Over the counter	0	1,169	0	1,169

	$38	$1,197	$0	$1,235

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(31)	(67)	0	(98)
Over the counter	0	(4,923)	(1)	(4,924)

	$(31)	$(4,990)	$(1)	$(5,022)

Total Financial Derivative Instruments	$7	$(3,793)	$(1)	$(3,787)

Totals	$7	$119,528	$198	$119,733

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and

ANNUAL REPORT	MARCH 31, 2017	87

Notes to Financial Statements (Cont.)

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly
PIMCO California Municipal Bond Fund	Daily	Monthly
PIMCO California Short Duration Municipal Income Fund	Daily	Monthly
PIMCO High Yield Municipal Bond Fund	Daily	Monthly
PIMCO Municipal Bond Fund	Daily	Monthly
PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly
PIMCO New York Municipal Bond Fund	Daily	Monthly
PIMCO Short Duration Municipal Income Fund	Daily	Monthly
PIMCO Unconstrained Tax Managed Bond Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2017

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values

ANNUAL REPORT	MARCH 31, 2017	89

Notes to Financial Statements (Cont.)

of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2017

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

ANNUAL REPORT	MARCH 31, 2017	91

Notes to Financial Statements (Cont.)

quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO California Intermediate Municipal Bond Fund	$7,358	$84,181	$(85,999)	$8	$(4)	$5,544	$81	$0
PIMCO California Municipal Bond Fund	1,907	15,310	(16,300)	1	1	919	11	0
PIMCO California Short Duration Municipal Income Fund	5,973	135,882	(136,900)	4	(1)	4,958	82	0
PIMCO High Yield Municipal Bond Fund	79,312	798,238	(831,500)	74	(33)	46,091	539	0
PIMCO Municipal Bond Fund	81,530	520,332	(576,800)	74	(47)	25,089	432	0
PIMCO National Intermediate Municipal Bond Fund	1,735	50,845	(47,600)	1	(1)	4,980	45	0
PIMCO New York Municipal Bond Fund	21,077	113,423	(128,200)	18	(10)	6,308	124	0
PIMCO Short Duration Municipal Income Fund	15,958	232,332	(241,600)	14	(11)	6,693	132	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2017

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the PIMCO Unconstrained Tax Managed Bond Fund had $198,957 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at March 31, 2017 are disclosed in the Notes to Schedules of Investments.

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Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the

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same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  Certain Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”). The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received from the issuance of the TOB Floater and TOB Residual (less transaction expenses) to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other funds managed or advised by PIMCO (the “PIMCO-Managed Funds”) may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-Managed Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate

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Notes to Financial Statements (Cont.)

Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is generally considered a secured borrowing for financial reporting purposes. The Funds may account for the transactions described above as secured borrowings by including all or a portion of the Fixed Rate Bonds transferred to the TOB Trust in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest payable for the TOB Floater liability is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

At this time, the full impact of these rules is not certain and the implementation of the Volker Rule is still being phased in with respect to TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”); in response to these rules, industry participants are continuing to explore various structuring alternatives for both Legacy TOB Trusts and TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”). For example, under a new tender option bond structure, the Funds would hire service providers to assist the Funds with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Funds as the TOB residual holders. This structure is relatively new to the TOBs marketplace and it is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Funds have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk

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of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

For the period ended March 31, 2017, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
PIMCO California Municipal Bond Fund	$197	1.13%
PIMCO High Yield Municipal Bond Fund	18,381	1.19%
PIMCO Municipal Bond Fund	15,447	1.90%
PIMCO New York Municipal Bond Fund	2,445	1.12%

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of

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Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences

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between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Certain Funds may invest in asset swap agreements. Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and

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counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the

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counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United

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States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class		Class D	Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	0.30%	0.30%
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	N/A		0.30%	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.24%	~	0.30%	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.15%	~	0.30%	0.30%	0.30%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%	0.30%	0.40%	N/A		0.45%	0.45%	0.45%

~	This share class was liquidated during the reporting period.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the

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Trust of up to 0.75% for each of Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.30%	0.25%
PIMCO Municipal Bond and PIMCO National Intermediate Municipal Bond Funds	0.50%	0.25%
All other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Fund’s, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense

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Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO , to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. At March 31, 2017, there were no remaining recoverable amounts to PIMCO.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO California Municipal Bond Fund	$658	$522
PIMCO California Short Duration Municipal Income Fund	3,244	0
PIMCO High Yield Municipal Bond Fund	36,431	71,436
PIMCO Municipal Bond Fund	26,166	44,668
PIMCO National Intermediate Municipal Bond Fund	0	1,486
PIMCO New York Municipal Bond Fund	15,147	11,911
PIMCO Short Duration Municipal Income Fund	1,041	4,995
PIMCO Unconstrained Tax Managed Bond Fund	0	1,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$0	$61,713	$53,114
PIMCO California Municipal Bond Fund	0	0	20,738	18,736
PIMCO California Short Duration Municipal Income Fund	0	0	95,082	97,004
PIMCO High Yield Municipal Bond Fund	0	0	930,661	935,443
PIMCO Municipal Bond Fund	0	0	881,396	873,902
PIMCO National Intermediate Municipal Bond Fund	0	0	44,373	45,558
PIMCO New York Municipal Bond Fund	0	0	155,151	112,278
PIMCO Short Duration Municipal Income Fund	0	0	160,453	206,789
PIMCO Unconstrained Tax Managed Bond Fund	404,353	397,754	48,877	97,714

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	105

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,140	$20,911	1,584	$15,575	111	$1,199	100	$1,079
Class P	1,796	17,870	276	2,705	128	1,419	31	325
Administrative Class	0	0	0	0	0	0	0	0
Class D	156	1,527	38	380	60	659	14	146
Class A	3,263	32,265	1,386	13,644	332	3,625	410	4,368
Class C	332	3,305	396	3,917	99	1,078	130	1,358
Issued as reinvestment of distributions
Institutional Class	113	1,118	138	1,362	12	125	11	113
Class P	55	546	28	280	2	24	0	5
Administrative Class	0	0	0	0	0	0	0	0
Class D	6	60	6	59	2	22	1	13
Class A	79	782	66	646	15	166	6	62
Class C	14	133	12	119	4	46	3	33
Cost of shares redeemed
Institutional Class	(3,095)	(30,305)	(1,861)	(18,472)	(208)	(2,213)	(98)	(1,033)
Class P	(545)	(5,361)	(259)	(2,553)	(106)	(1,153)	(2)	(22)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(108)	(1,074)	(88)	(867)	(39)	(420)	(13)	(133)
Class A	(2,996)	(29,390)	(978)	(9,602)	(309)	(3,331)	(98)	(1,022)
Class C	(392)	(3,829)	(162)	(1,593)	(112)	(1,201)	(79)	(825)
Net increase (decrease) resulting from Fund share transactions	818	$8,558	582	$5,600	(9)	$45	416	$4,467

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2017

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	9,367	$92,650	4,763	$47,322	38,516	$346,051	45,492	$397,944
Class P	714	7,092	436	4,330	8,511	76,458	7,928	69,607
Administrative Class	0	0	0	0	0	0	0	0
Class D	55	548	32	313	8,323	74,804	7,285	63,910
Class A	1,350	13,395	614	6,108	20,769	187,530	10,231	89,673
Class C	71	703	47	466	2,443	22,133	2,579	22,608
Issued as reinvestment of distributions
Institutional Class	85	838	66	656	1,160	10,450	826	7,236
Class P	10	99	12	115	312	2,808	214	1,866
Administrative Class	0	0	0	0	0	0	0	0
Class D	2	16	2	19	198	1,780	138	1,204
Class A	21	204	23	228	884	7,915	576	5,013
Class C	1	5	0	4	242	2,168	202	1,761
Cost of shares redeemed
Institutional Class	(8,915)	(87,999)	(3,772)	(37,492)	(45,612)	(413,743)	(21,154)	(186,081)
Class P	(1,763)	(17,495)	(2,266)	(22,497)	(9,518)	(85,519)	(3,951)	(34,572)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(141)	(1,402)	(96)	(950)	(9,924)	(89,032)	(5,313)	(46,524)
Class A	(2,015)	(19,933)	(2,496)	(24,774)	(15,670)	(138,998)	(3,571)	(31,085)
Class C	(52)	(516)	(76)	(753)	(2,772)	(24,511)	(1,316)	(11,442)
Net increase (decrease) resulting from Fund share transactions	(1,210)	$(11,795)	(2,711)	$(26,905)	(2,138)	$(19,706)	40,166	$351,118

ANNUAL REPORT	MARCH 31, 2017	107

Notes to Financial Statements (Cont.)

PIMCO Municipal Bond Fund				PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund
Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,942	$47,996	9,218	$89,886	787	$8,118	2,026	$21,431	926	$10,547	690	$7,847
6,518	64,167	6,628	64,788	879	9,276	728	7,620	400	4,543	359	4,067
22 ^^	224 ^^	17	175	0	0	0	0	0	0	0	0
1,141	11,413	1,664	16,346	47	513	489	5,111	104	1,185	106	1,204
9,335	92,232	8,953	87,447	1,743	18,371	382	4,000	5,210	59,206	2,904	32,923
2,075	20,550	2,526	24,690	178	1,917	111	1,168	683	7,836	454	5,147
539	5,311	482	4,692	41	430	24	248	166	1,881	175	1,974

269	2,651	317	3,080	33	348	29	301	25	285	23	255
1 ^^	6 ^^	1	7	0	0	0	0	0	0	0	0
35	347	43	415	5	49	5	51	34	390	37	413
784	7,727	684	6,654	38	396	28	292	237	2,690	148	1,668
250	2,465	248	2,415	8	81	6	66	32	358	24	273

(6,344)	(61,573)	(5,224)	(51,089)	(1,690)	(17,473)	(358)	(3,764)	(1,528)	(17,124)	(974)	(11,018)
(6,765)	(65,938)	(6,839)	(66,835)	(700)	(7,312)	(694)	(7,275)	(202)	(2,260)	(308)	(3,503)
(44)^^	(441)^^	(19)	(187)	0	0	0	0	0	0	0	0
(1,337)	(13,289)	(2,156)	(20,962)	(115)	(1,199)	(428)	(4,526)	(265)	(2,987)	(138)	(1,552)
(10,925)	(106,612)	(4,854)	(47,131)	(1,090)	(11,407)	(339)	(3,530)	(3,063)	(34,237)	(1,106)	(12,520)
(3,224)	(31,325)	(1,662)	(16,144)	(216)	(2,251)	(98)	(1,023)	(341)	(3,828)	(283)	(3,192)
(2,728)	$(24,089)	10,027	$98,247	(52)	$(143)	1,911	$20,170	2,418	$28,485	2,111	$23,986

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2017

	PIMCO Short Duration Municipal Income Fund				PIMCO Unconstrained Tax Managed Bond Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	5,847	$49,117	3,926	$33,268	924	$9,385	1,275	$13,044
Class P	3,884	32,735	7,832	66,225	286	2,886	4,259	43,663
Administrative Class	0 ^^	0 ^^	0	0	0	0	0	0
Class D	237	1,997	91	770	165	1,665	448	4,541
Class A	11,025	93,106	7,482	63,320	1,829	18,643	256	2,629
Class C	284	2,381	631	5,336	22	227	180	1,847
Issued as reinvestment of distributions
Institutional Class	76	640	69	580	174	1,772	502	5,078
Class P	74	624	41	345	48	482	213	2,162
Administrative Class	0 ^^	0 ^^	0	0	0	0	0	0
Class D	2	20	3	22	26	266	82	825
Class A	108	908	100	845	38	386	71	713
Class C	7	58	7	62	7	67	29	288
Cost of shares redeemed
Institutional Class	(6,682)	(56,127)	(3,073)	(26,033)	(2,467)	(24,832)	(9,252)	(94,388)
Class P	(8,253)	(69,104)	(3,254)	(27,539)	(3,543)	(35,656)	(7,711)	(79,148)
Administrative Class	(1)^^	(6)^^	0	0	0	0	0	0
Class D	(263)	(2,211)	(405)	(3,429)	(1,342)	(13,598)	(1,226)	(12,505)
Class A	(12,640)	(106,311)	(8,213)	(69,475)	(1,441)	(14,612)	(1,117)	(11,390)
Class C	(643)	(5,399)	(614)	(5,201)	(310)	(3,118)	(514)	(5,230)
Net increase (decrease) resulting from Fund share transactions	(6,938)	$(57,572)	4,623	$39,096	(5,584)	$(56,037)	(12,505)	$(127,871)

^^	Administrative Class Shares liquidated at the close of business on October 28, 2016.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Unconstrained Tax Managed Bond Fund	1	0	41%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2017	109

Notes to Financial Statements (Cont.)

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

Fund Name	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO California Intermediate Municipal Bond Fund	$339	$0	$0	$4,538	$(43)	$(9,380)	$0	$0
PIMCO California Municipal Bond Fund	0	0	0	354	(1)	(284)	0	0
PIMCO California Short Duration Municipal Income Fund	63	0	0	330	(4)	(4,738)	0	0
PIMCO High Yield Municipal Bond Fund	760	0	0	26,688	(433)	(27,280)	0	0
PIMCO Municipal Bond Fund	2,078	0	0	36,540	(228)	(92,182)	0	0
PIMCO National Intermediate Municipal Bond Fund	5	0	0	1,457	(5)	(1,305)	0	0
PIMCO New York Municipal Bond Fund	14	0	0	8,987	(27)	(5,965)	0	0
PIMCO Short Duration Municipal Income Fund	432	0	0	638	(18)	(45,939)	0	0
PIMCO Unconstrained Tax Managed Bond Fund	2,921	174	0	12,301	(213)	(20,572)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transacations, convertible preferred securities, passive foreign investment companies (PFICs), return of capital distributions from underlying funds and organizational costs.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses. As of March 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses
Fund Name	3/31/2018	3/31/2019

PIMCO California Intermediate Municipal Bond Fund	$6,912	$397
PIMCO California Municipal Bond Fund	0	0
PIMCO California Short Duration Municipal Income Fund	324	81
PIMCO High Yield Municipal Bond Fund	17,768	941
PIMCO Municipal Bond Fund	68,427	2,823
PIMCO National Intermediate Municipal Bond Fund	0	0
PIMCO New York Municipal Bond Fund	2,903	776
PIMCO Short Duration Municipal Income Fund	37,870	55
PIMCO Unconstrained Tax Managed Bond Fund	0	1,279

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

110	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2017

As of March 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

Fund Name	Short-Term	Long-Term
PIMCO California Intermediate Municipal Bond Fund	$2,071	$0
PIMCO California Municipal Bond Fund	284	0
PIMCO California Short Duration Municipal Income Fund	4,333	0
PIMCO High Yield Municipal Bond Fund	5,362	3,209
PIMCO Municipal Bond Fund	16,216	4,716
PIMCO National Intermediate Municipal Bond Fund	971	334
PIMCO New York Municipal Bond Fund	2,286	0
PIMCO Short Duration Municipal Income Fund	6,996	1,018
PIMCO Unconstrained Tax Managed Bond Fund	19,293	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO California Intermediate Municipal Bond Fund	$123,198	$4,686	$(205)	$4,481
PIMCO California Municipal Bond Fund	13,994	391	(39)	352
PIMCO California Short Duration Municipal Income Fund	133,775	441	(197)	244
PIMCO High Yield Municipal Bond Fund	720,025	34,707	(8,936)	25,771
PIMCO Municipal Bond Fund	625,154	36,515	(971)	35,544
PIMCO National Intermediate Municipal Bond Fund	60,819	1,540	(108)	1,432
PIMCO New York Municipal Bond Fund	181,112	9,290	(232)	9,058
PIMCO Short Duration Municipal Income Fund	189,353	896	(411)	485
PIMCO Unconstrained Tax Managed Bond Fund	115,585	8,560	(625)	7,935

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

ANNUAL REPORT	MARCH 31, 2017	111

Notes to Financial Statements (Cont.)

March 31, 2017

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2017				March 31, 2016
Fund Name	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO California Intermediate Municipal Bond Fund	$2,958	$88	$0	$0	$2,708	$69	$0	$0
PIMCO California Municipal Bond Fund	371	13	0	0	220	8	0	0
PIMCO California Short Duration Municipal Income Fund	1,192	80	0	0	1,078	100	0	0
PIMCO High Yield Municipal Bond Fund	28,483	1,984	0	0	19,410	1,520	0	0
PIMCO Municipal Bond Fund	20,584	756	0	0	18,937	921	0	0
PIMCO National Intermediate Municipal Bond Fund	1,331	44	0	0	934	36	0	0
PIMCO New York Municipal Bond Fund	5,714	166	0	0	4,693	113	0	0
PIMCO Short Duration Municipal Income Fund	2,379	126	0	0	1,961	156	0	0
PIMCO Unconstrained Tax Managed Bond Fund	205	2,972	0	0	7,085	3,178	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

On May 16, 2017, the Board approved the liquidation of the Class C shares of PIMCO California Short Duration Municipal Income Fund. The liquidation of the Class C shares is expected to occur on July 28, 2017.

There were no other subsequent events identified that require recognition or disclosure.

112	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Short Duration Municipal Income Fund and PIMCO Unconstrained Tax Managed Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO Short Duration Municipal Income Fund and PIMCO Unconstrained Tax Managed Bond Fund (nine of the funds constituting the PIMCO Funds, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	113

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	PEN	Peruvian New Sol	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	MCDX	Municipal Bond Credit Derivative Index	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone Harmonised Index of Consumer Prices ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	FNMA	Federal National Mortgage Association
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	GNMA	Government National Mortgage Association
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	FHLMC	Federal Home Loan Mortgage Corp.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

EURIBOR	Euro Interbank Offered Rate

114	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Fund in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO California Intermediate Municipal Bond Fund	0.00%	0.00%	$3,045	$0
PIMCO California Municipal Bond Fund	0.00%	0.00%	384	0
PIMCO California Short Duration Municipal Income Fund	0.00%	0.00%	1,272	0
PIMCO High Yield Municipal Bond Fund	0.00%	0.00%	30,467	0
PIMCO Municipal Bond Fund	0.00%	0.00%	21,339	0
PIMCO National Intermediate Municipal Bond Fund	0.00%	0.00%	1,374	0
PIMCO New York Municipal Bond Fund	0.00%	0.00%	5,880	0
PIMCO Short Duration Municipal Income Fund	0.00%	0.00%	2,505	0
PIMCO Unconstrained Tax Managed Bond Fund	0.00%	0.00%	3,177	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	115

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

116	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

ANNUAL REPORT	MARCH 31, 2017	117

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

118	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	MARCH 31, 2017	119

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

120	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3009AR_033117

PIMCO Funds

Annual Report

March 31, 2017

Private Account Portfolio Series

PIMCO Asset-Backed Securities Portfolio

PIMCO Emerging Markets Portfolio

PIMCO High Yield Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government Sector Portfolio

PIMCO International Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Expense Examples		22
Benchmark Descriptions		23
Financial Highlights		26
Statements of Assets and Liabilities		30
Consolidated Statements of Assets and Liabilities		32
Statements of Operations		33
Consolidated Statements of Operations		36
Statements of Changes in Net Assets		37
Consolidated Statements of Changes in Net Assets		41
Statements of Cash Flows		42
Notes to Financial Statements		176
Report of Independent Registered Public Accounting Firm		202
Glossary		203
Federal Income Tax Information		204
Management of the Trust		205
Privacy Policy		208

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO Asset-Backed Securities Portfolio	6	43
PIMCO Emerging Markets Portfolio	7	54
PIMCO High Yield Portfolio	8	62
PIMCO Investment Grade Corporate Portfolio	9	72
PIMCO Long Duration Corporate Bond Portfolio	10	83
PIMCO Low Duration Portfolio	11	103
PIMCO Moderate Duration Portfolio	12	110
PIMCO Mortgage Portfolio	13	118
PIMCO Municipal Sector Portfolio	14	129
PIMCO Real Return Portfolio	15	131
PIMCO Senior Floating Rate Portfolio	16	141
PIMCO Short-Term Portfolio	17	145
PIMCO Short-Term Floating NAV Portfolio II	18	152
PIMCO U.S. Government Sector Portfolio	19	156
PIMCO International Portfolio(1)	20	161
PIMCO Short-Term Floating NAV Portfolio III(1)	21	168

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

On the following pages of this Annual Report for the Private Account Portfolio Series (the “Portfolios”), which covers the twelve-month reporting period ended March 31, 2017, please find specific details as to each Portfolio’s investment performance and a discussion of those factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	3

Important Information About the Portfolios

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, senior loan risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, subsidiary risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum.

The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Portfolio’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon assets or instruments it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO Asset-Backed Securities Portfolio	10/31/00	Diversified
PIMCO Emerging Markets Portfolio	04/03/98	Non-diversified
PIMCO High Yield Portfolio	12/08/00	Diversified
PIMCO Investment Grade Corporate Portfolio	01/26/00	Non- diversified
PIMCO Long Duration Corporate Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage Portfolio	01/31/00	Diversified
PIMCO Municipal Sector Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Senior Floating Rate Portfolio	04/29/11	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government Sector Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Portfolio’s Form N-Q is also available without charge, upon request, by calling (888) 87-PIMCO. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

ANNUAL REPORT	MARCH 31, 2017	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Asset-Backed Securities	46.1%
Non-Agency Mortgage-Backed Securities	22.8%
Short-Term Instruments‡	14.9%
U.S. Government Agencies	14.6%
U.S. Treasury Obligations	1.2%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO Asset-Backed Securities Portfolio	6.37%	7.06%	7.77%	7.41%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.47%
Bloomberg Barclays Asset-Backed Securities Index	1.20%	1.64%	2.93%	4.02%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities (MBS) contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to commercial mortgage-backed securities (CMBS) contributed to performance, as the sector outperformed like-duration Treasuries.

»	An underweight to U.S. duration contributed to performance, as U.S. Treasury yields increased.

»	Exposure to Agency MBS contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to collateralized loan obligations (CLOs) contributed to performance, as the sector outperformed the Portfolio’s benchmark.

»	An underweight to asset-backed securities (ABS) detracted from performance, as the sector outperformed like-duration Treasuries.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Emerging Markets Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	39.5%
Brazil	20.0%
Mexico	9.6%
Argentina	9.0%
China	5.3%
Other	16.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO Emerging Markets Portfolio	6.04%	4.54%	4.85%	8.55%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.97%♦
Custom JPM ELMI+ Benchmark	4.56%	(1.93)%	1.19%	5.27%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Long exposure to Brazilian corporate and quasi-sovereign external debt contributed to performance.

»	Long exposure to Mexican corporate and quasi-sovereign external debt contributed to performance.

»	An underweight to the Russian ruble detracted from performance.

»	Long exposure to Mexican local rates detracted from performance.

ANNUAL REPORT	MARCH 31, 2017	7

PIMCO High Yield Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	82.3%
Loan Participations and Assignments	12.8%
Short-Term Instruments‡	2.0%
Common Stocks	0.9%
Non-Agency Mortgage-Backed Securities	0.8%
Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield Portfolio	21.29%	9.62%	8.98%	8.36%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.45%♦
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	13.80%	6.62%	6.86%	7.53%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Underweight exposure to metals and mining detracted from performance, as the sector outperformed the broader market.

»	Security selection in the chemicals sector contributed to performance, as the Portfolio’s chemicals holdings outperformed the broader sector.

»	Overweight exposure to utilities detracted from performance, as the sector underperformed the broader market.

»	Security selection in the energy sector contributed to performance, as the Portfolio’s energy positions outperformed the broader sector.

»	Security selection in the telecommunications sector contributed to performance, as the Portfolio’s telecommunications holdings outperformed the broader sector.

»	Security selection in the banking sector contributed to performance, as the Portfolio’s banking holdings outperformed the broader sector.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Banking & Finance	50.2%
Industrials	21.1%
Utilities	5.3%
Municipal Bonds & Notes	5.0%
Short-Term Instruments‡	3.8%
Other	14.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Corporate Portfolio	6.61%	5.11%	6.28%	7.68%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.66%♦
Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	3.64%	4.04%	5.53%	6.21%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	An overweight to U.S. duration detracted from performance, as rates rose.

»	Selection in banking contributed to performance, due to an emphasis on additional tier 1 and tier 2 contingent convertible securities, which outperformed the broader credit index.

»	Short GBP/long USD currency positioning contributed to performance, as the dollar rallied versus the Sterling.

»	A tactical allocation to external emerging markets quasi-sovereign debt contributed to performance, as the sector outperformed the credit market.

»	An underweight to pipelines detracted from performance, as the sector outperformed the broader market.

»	An overweight to real estate/finance contributed to performance, as the sector outperformed the broader market.

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	63.7%
U.S. Treasury Obligations	23.5%
Municipal Bonds & Notes	4.5%
U.S. Government Agencies	3.4%
Short-Term Instruments‡	0.6%
Other	4.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Corporate Bond Portfolio	7.33%	7.00%	8.92%
Bloomberg Barclays U.S. Long Credit Index	4.89%	5.38%	8.71%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	An underweight to duration contributed to performance, as rates rose.

»	An overweight to banking contributed to performance, as the sector outperformed the index.

»	A tactical allocation to external emerging markets quasi-sovereign debt contributed to performance, as the sector outperformed the credit market.

»	An underweight to chemicals detracted from performance, as the sector outperformed the broader market.

»	An overweight to midstream energy/pipelines contributed to performance, as the sector outperformed.

»	An underweight to technology detracted from performance, as the sector outperformed the index.

»	An underweight to healthcare detracted from performance, as the sector outperformed the index.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	36.9%
U.S. Treasury Obligations	27.3%
U.S. Government Agencies	22.0%
Asset-Backed Securities	5.2%
Short-Term Instruments	4.2%
Other	4.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	1.35%	0.68%
Bloomberg Barclays 1-3 Year Government/Credit Index	0.71%	0.92%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Overweight exposure to investment grade corporate securities benefited performance, as these securities generally posted positive excess returns.

»	Exposure to U.S. dollar denominated emerging market debt benefited performance, as the sector generally posted positive excess returns.

»	Exposure to securitized debt, primarily agency mortgage-backed securities, benefited performance, as these securities generally posted positive excess returns.

»	Exposure to U.S. breakeven inflation contributed to performance, as U.S. breakeven inflation rates increased.

»	An overweight to U.S. duration, particularly in the second half of the reporting period, detracted from performance, as interest rates rose.

ANNUAL REPORT	MARCH 31, 2017	11

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	41.9%
Corporate Bonds & Notes	28.5%
U.S. Treasury Obligations	11.2%
Short-Term Instruments	8.2%
Asset-Backed Securities	6.6%
Other	3.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	1.03%	1.36%
Bloomberg Barclays Intermediate Aggregate Bond Index	0.35%	1.61%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	An overweight to investment-grade corporate spread duration contributed to relative performance, as spreads tightened.

»	An overweight to U.S. dollar-denominated emerging market external debt contributed to relative performance, as spreads narrowed.

»	Positions in taxable municipal bonds contributed to relative performance, as spreads tightened.

»	An overweight to agency mortgage-backed securities (MBS) spread duration detracted from relative performance, as spreads widened.

»	An underweight to commercial MBS spread duration detracted from relative performance, as spreads tightened.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Government Agencies	83.0%
Asset-Backed Securities	6.2%
Short-Term Instruments‡	6.1%
Non-Agency Mortgage-Backed Securities	3.1%
U.S. Treasury Obligations	1.5%
Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage Portfolio	1.06%	3.26%	5.36%	6.13%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.66%
Bloomberg Barclays U.S. MBS Fixed Rate Index	0.17%	2.05%	4.20%	5.12%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”). Assets not invested in mortgage-related securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities (MBS) contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to Agency collateralized mortgage obligations (CMOs) contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to commercial mortgage-backed securities (CMBS) contributed to performance, as the sector outperformed like-duration Treasuries.

»	Exposure to student loan asset-backed securities (ABS) contributed to performance, as the sector outperformed the Portfolio’s benchmark.

»	An overweight to U.S. duration during the third quarter of the reporting period detracted from performance, as U.S. Treasury yields increased.

»	An overweight to Agency MBS pass-throughs during the second half of the reporting period detracted from performance, as the sector underperformed like-duration Treasuries.

ANNUAL REPORT	MARCH 31, 2017	13

PIMCO Municipal Sector Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	24.7%
Miscellaneous Revenue	12.6%
Ad Valorem Property Tax	9.5%
Tobacco Settlement Funded	9.1%
Highway Revenue Tolls	7.7%
Port, Airport & Marina Revenue	6.0%
Water Revenue	5.1%
Natural Gas Revenue	4.9%
Miscellaneous Taxes	4.7%
Lease (Appropriation)	3.1%
Sewer Revenue	3.0%
Lease (Abatement)	2.0%
Tax Increment/Allocation Revenue	1.7%
Industrial Revenue	1.6%
Other	1.2%
Short-Term Instruments‡	3.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Sector Portfolio	2.09%	4.97%	3.37%	4.59%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.52%♦
Bloomberg Barclays Long Municipal Bond Index	0.39%	4.51%	4.67%	5.67%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»

The Portfolio’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index, which contributed to performance as municipal bond yields moved higher across the curve.

»	An underweight to the general obligation sector contributed to performance versus the Portfolio’s benchmark index.

»	An overweight to the tobacco sector contributed to performance, as the segment outperformed the general municipal market.

»	An underweight to the special tax sector contributed to performance, as the segment underperformed the general municipal market.

»	Security selection within the transportation sector contributed to performance versus the Portfolio’s benchmark index.

»	An underweight to the electric utility sector contributed to performance, as the segment underperformed the general municipal market.

»	Security selection within the industrial revenue sector detracted from performance versus the Portfolio’s benchmark index.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	78.0%
Corporate Bonds & Notes	7.4%
Asset-Backed Securities	7.0%
Sovereign Issues	2.6%
Short-Term Instruments‡	1.3%
Other	3.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	3.04%	1.77%	4.57%	6.26%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.60%♦
Bloomberg Barclays U.S. TIPS Index	1.48%	0.97%	4.24%	5.65%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	An underweight to U.S. nominal duration contributed to relative performance, as yields rose.

»

Overweight U.S. breakeven inflation (BEI) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as breakeven inflation spreads rose.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»

Underweight U.K. BEI spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) via swaps detracted from relative performance, as breakeven inflation spreads rose.

»	An underweight to U.K. nominal duration for most of the reporting period detracted from relative performance, as yields fell.

ANNUAL REPORT	MARCH 31, 2017	15

PIMCO Senior Floating Rate Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Loan Participations and Assignments	80.4%
Short-Term Instruments‡	19.5%
Corporate Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Portfolio Inception (04/29/11)
PIMCO Senior Floating Rate Portfolio	5.24%	3.67%	3.66%
J.P. Morgan BB/B Leveraged Loan Index	7.51%	4.51%	4.23%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Portfolio seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Portfolio to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. The Portfolio may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Security selection in technology detracted from performance, as the Portfolio’s technology holdings underperformed the broader sector.

»	Underweight exposure to energy detracted from performance, as the sector outperformed the broader bank loan market.

»	Security selection in gaming, lodging and leisure detracted from performance, as the Portfolio’s gaming, lodging and leisure positions underperformed the broader sector.

»	Underweight exposure to retail contributed to performance, as the sector underperformed the broader bank loan market.

»	Underweight exposure to diversified media contributed to performance, as the sector underperformed the broader bank loan market.

»	Security selection in retail contributed to performance, as the Portfolio’s retail holdings outperformed the broader retail sector.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Non-Agency Mortgage-Backed Securities	33.5%
Asset-Backed Securities	25.5%
U.S. Government Agencies	18.5%
Short-Term Instruments‡	17.7%
U.S. Treasury Obligations	3.8%
Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	4.40%	4.17%	3.99%	4.12%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.60%♦
3 Month USD LIBOR Index	0.78%	0.41%	1.13%	2.05%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to securitized debt, primarily non-agency mortgage-backed securities, benefited performance, as these securities generally posted positive excess returns.

»	Holdings of investment grade corporate securities contributed to performance, as the sector generally posted positive excess returns.

»	Exposure to high yield corporate securities benefited performance, as the sector generally posted positive excess returns.

»

An underweight to U.S. duration in the first half of the reporting period when U.S. interest rates fell, and an overweight to U.S. duration in the later half of the reporting period when U.S. interest rates rose, detracted from performance.

ANNUAL REPORT	MARCH 31, 2017	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	32.5%
Repurchase Agreements	30.5%
Commercial Paper	25.9%
Sovereign Issues	2.9%
Other	8.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.85%	0.38%	0.36%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.11%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to repurchase agreements contributed to performance, as these securities generally offered higher yields than U.S. Treasury bills.

»	Exposure to investment grade corporate securities benefited performance, as these securities generally posted positive excess returns.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

U.S. Treasury Obligations	71.4%
U.S. Government Agencies	12.4%
Short-Term Instruments‡	9.3%
Non-Agency Mortgage-Backed Securities	6.4%
Asset-Backed Securities	0.4%
Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government Sector Portfolio	(0.45)%	2.11%	7.16%	7.42%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	1.66%
Bloomberg Barclays Government Bond Index	(1.34)%	1.59%	3.78%	4.80%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities (“MBS”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, particularly instrument selection, as U.S. dollar swaps underperformed Treasuries.

»

The portfolio’s out-of-benchmark allocation to non-agency mortgage-backed securities contributed to performance as the sector outperformed like-duration Treasuries. Security selection also contributed to performance, as selected issues outperformed like-duration Treasuries.

»	The portfolio’s underweight to Agency debentures detracted from performance as this sector outperformed like-duration treasuries.

ANNUAL REPORT	MARCH 31, 2017	19

PIMCO International Portfolio

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of 03/31/2017†§

United States‡	42.9%
Denmark	21.0%
Japan	19.4%
Canada	6.6%
Spain	5.1%
Italy	5.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	(3.64)%	1.82%	5.84%	7.39%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	2.92%♦
JPMorgan GBI Global ex-US Index Hedged in USD	0.77%	4.37%	4.52%	6.14%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	An underweight to Italian duration contributed to relative performance, as rates rose.

»	An underweight to German duration contributed to relative performance, as rates rose.

»	Tactical long U.S. dollar positioning against the euro contributed to relative performance, as the euro depreciated against the U.S. dollar during the first two months of the reporting period.

»

Tactical positioning in the Japanese yen detracted from relative performance, as the yen appreciated against the U.S. dollar while the Portfolio was underweight the yen, and then depreciated against the U.S. dollar while the Portfolio was overweight the yen.

»	Underweight to U.K. yields detracted from relative performance, as U.K. rates fell.

»	Long U.S. dollar positioning against the Taiwan dollar detracted from performance, as the Taiwan dollar appreciated against the U.S. dollar.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	31.1%
Commercial Paper	22.4%
Repurchase Agreements	20.3%
Japan Treasury Bills	11.1%
Other	15.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	1.05%	0.55%	0.55%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.11%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to repurchase agreements contributed to performance, as these securities generally offered higher yields than treasury bills.

»	Exposure to investment grade corporate securities benefited performance, as these securities generally posted excess returns.

»	A long U.S. dollar versus the Danish krone benefited performance, as the Danish krone depreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2017	21

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Asset-Backed Securities Portfolio	$1,000.00	$1,022.80	$0.25	$1,000.00	$1,024.68	$0.25	0.05%
PIMCO Emerging Markets Portfolio	1,000.00	1,018.90	0.65	1,000.00	1,024.28	0.66	0.13
PIMCO High Yield Portfolio	1,000.00	1,052.00	0.82	1,000.00	1,024.13	0.81	0.16
PIMCO Investment Grade Corporate Portfolio	1,000.00	1,009.00	0.65	1,000.00	1,024.28	0.66	0.13
PIMCO Long Duration Corporate Bond Portfolio	1,000.00	968.70	1.03	1,000.00	1,023.88	1.06	0.21
PIMCO Low Duration Portfolio	1,000.00	1,001.70	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	988.30	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Mortgage Portfolio	1,000.00	970.20	0.29	1,000.00	1,024.63	0.30	0.06
PIMCO Municipal Sector Portfolio	1,000.00	995.50	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	980.60	3.21	1,000.00	1,021.69	3.28	0.65
PIMCO Senior Floating Rate Portfolio	1,000.00	1,020.00	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Portfolio	1,000.00	1,018.70	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,004.50	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO U.S. Government Sector Portfolio	1,000.00	960.40	0.54	1,000.00	1,024.38	0.56	0.11
PIMCO International Portfolio (Consolidated)	1,000.00	997.40	0.65	1,000.00	1,024.28	0.66	0.13
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,005.30	0.05	1,000.00	1,024.88	0.05	0.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365(to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays 1-3 Year Government/Credit Index	The Bloomberg Barclays 1-3 Year Government/Credit Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Asset-Backed Securities Index	Bloomberg Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays Government Bond Index	Bloomberg Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Barclays Intermediate Aggregate Bond Index	Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Long Municipal Bond Index	Bloomberg Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg Barclays U.S. MBS Fixed Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

ANNUAL REPORT	MARCH 31, 2017	23

Benchmark Descriptions (Cont.)

Index*	Description

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

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ANNUAL REPORT	MARCH 31, 2017	25

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital		Total

PIMCO Asset-Backed Securities Portfolio
03/31/2017	$12.22	$0.45	$0.32	$0.77	$(0.49)	$0.00	$0.00		$(0.49)
03/31/2016	12.35	0.37	(0.17)	0.20	(0.33)	0.00	0.00		(0.33)
03/31/2015	12.24	0.35	0.14	0.49	(0.38)	0.00	0.00		(0.38)
03/31/2014	12.00	0.49	0.29	0.78	(0.54)	0.00	0.00		(0.54)
03/31/2013	10.67	0.45	1.36	1.81	(0.44)	(0.04)	0.00		(0.48)

PIMCO Emerging Markets Portfolio
03/31/2017	$9.33	$0.46	$0.10	$0.56	$(0.01)	$0.00	$0.00		$(0.01)
03/31/2016	9.78	0.48	0.10	0.58	(1.03)	0.00	0.00		(1.03)
03/31/2015	10.12	0.43	(0.21)	0.22	(0.56)	0.00	0.00		(0.56)
03/31/2014	10.77	0.45	(0.60)	(0.15)	(0.50)	0.00	0.00		(0.50)
03/31/2013	10.55	0.47	0.50	0.97	(0.75)	0.00	0.00		(0.75)

PIMCO High Yield Portfolio
03/31/2017	$6.99	$0.67	$0.78	$1.45	$(0.62)	$0.00	$0.00		$(0.62)
03/31/2016	7.49	0.50	(0.38)	0.12	(0.62)	0.00	0.00		(0.62)
03/31/2015	7.72	0.72	(0.46)	0.26	(0.49)	0.00	0.00		(0.49)
03/31/2014	7.90	0.61	(0.10)	0.51	(0.69)	0.00	0.00		(0.69)
03/31/2013	7.52	0.76	0.40	1.16	(0.78)	0.00	0.00		(0.78)

PIMCO Investment Grade Corporate Portfolio
03/31/2017	$9.51	$0.40	$0.22	$0.62	$(0.46)	$0.00	$0.00		$(0.46)
03/31/2016	10.15	0.42	(0.40)	0.02	(0.45)	(0.21)	0.00		(0.66)
03/31/2015	10.68	0.40	(0.04)	0.36	(0.48)	(0.41)	0.00		(0.89)
03/31/2014	11.45	0.40	(0.10)	0.30	(0.47)	(0.60)	0.00		(1.07)
03/31/2013	10.79	0.48	0.86	1.34	(0.53)	(0.15)	0.00		(0.68)

PIMCO Long Duration Corporate Bond Portfolio
03/31/2017	$11.44	$0.61	$0.21	$0.82	$(0.59)	$(0.11)	$0.00		$(0.70)
03/31/2016	12.65	0.64	(0.88)	(0.24)	(0.64)	(0.33)	0.00		(0.97)
03/31/2015	11.76	0.61	0.97	1.58	(0.59)	(0.10)	0.00		(0.69)
03/31/2014	12.45	0.56	(0.42)	0.14	(0.63)	(0.20)	0.00		(0.83)
03/31/2013	11.74	0.61	1.09	1.70	(0.69)	(0.30)	0.00		(0.99)

PIMCO Low Duration Portfolio
03/31/2017	$9.83	$0.15	$(0.02)	$0.13	$(0.12)	$0.00	$0.00		$(0.12)
03/31/2016	9.88	0.12	(0.06)	0.06	(0.11)	0.00	0.00		(0.11)
03/31/2015	9.87	0.09	0.04	0.13	(0.12)	0.00	(0.00	)^	(0.12)
03/31/2014	10.04	0.07	(0.16)	(0.09)	(0.08)	0.00	0.00		(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.04	0.09	(0.05)	0.00	0.00		(0.05)

PIMCO Moderate Duration Portfolio
03/31/2017	$9.97	$0.17	$(0.06)	$0.11	$(0.16)	$(0.04)	$0.00		$(0.20)
03/31/2016	9.93	0.17	0.05	0.22	(0.17)	(0.01)	0.00		(0.18)
03/31/2015	9.72	0.15	0.23	0.38	(0.17)	0.00	0.00		(0.17)
03/31/2014	9.99	0.14	(0.28)	(0.14)	(0.13)	0.00	0.00		(0.13)
07/31/2012 - 03/31/2013	10.00	0.06	0.00	0.06	(0.07)	0.00	0.00		(0.07)

PIMCO Mortgage Portfolio
03/31/2017	$11.00	$0.32	$(0.20)	$0.12	$(0.34)	$0.00	$0.00		$(0.34)
03/31/2016	11.00	0.28	0.17	0.45	(0.45)	0.00	0.00		(0.45)
03/31/2015	10.68	0.25	0.44	0.69	(0.37)	0.00	0.00		(0.37)
03/31/2014	10.95	0.21	(0.14)	0.07	(0.34)	0.00	0.00		(0.34)
03/31/2013	11.00	0.20	0.22	0.42	(0.38)	(0.09)	0.00		(0.47)

PIMCO Municipal Sector Portfolio
03/31/2017	$7.59	$0.37	$(0.22)	$0.15	$(0.33)	$(0.15)	$0.00		$(0.48)
03/31/2016	8.23	0.39	(0.05)	0.34	(0.64)	(0.34)	0.00		(0.98)
03/31/2015	8.08	0.39	0.43	0.82	(0.52)	(0.15)	0.00		(0.67)
03/31/2014	8.94	0.40	(0.49)	(0.09)	(0.39)	(0.38)	0.00		(0.77)
03/31/2013	8.68	0.40	0.36	0.76	(0.37)	(0.13)	0.00		(0.50)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income	Portfolio Turnover Rate

$12.50	6.37%	$3,559,098	0.05%	0.05%	0.05%	0.05%	3.58%	204%
12.22	1.59	2,114,311	0.05	0.05	0.05	0.05	2.98	66
12.35	4.00	1,583,150	0.05	0.05	0.05	0.05	2.83	96
12.24	6.68	1,088,982	0.11	0.11	0.05	0.05	4.02	57
12.00	17.32	783,447	0.12	0.12	0.05	0.05	3.98	67

$9.88	6.04%	$685,703	0.13%	0.13%	0.12%	0.12%	4.71%	41%
9.33	6.71	763,986	0.13	0.13	0.12	0.12	5.05	37
9.78	2.21	738,703	0.12	0.12	0.12	0.12	4.16	45
10.12	(1.22)	1,072,839	0.12	0.12	0.12	0.12	4.41	68
10.77	9.28	1,232,222	0.13	0.13	0.12	0.12	4.27	25

$7.82	21.29%	$635,591	0.15%	0.15%	0.06%	0.06%	8.72%	44%
6.99	1.72	582,727	0.12	0.12	0.05	0.05	6.89	48
7.49	3.45	451,288	0.40	0.40	0.05	0.05	9.37	78
7.72	6.89	549,242	0.27	0.27	0.05	0.05	7.91	72
7.90	16.01	641,527	0.33	0.33	0.05	0.05	9.78	55

$9.67	6.61%	$1,773,544	0.16%	0.16%	0.05%	0.05%	4.11%	134%
9.51	0.29	2,045,450	0.11	0.11	0.05	0.05	4.29	102
10.15	3.48	2,388,181	0.05	0.05	0.05	0.05	3.74	63
10.68	2.95	3,749,985	0.05	0.05	0.05	0.05	3.63	62
11.45	12.63	4,397,691	0.05	0.05	0.05	0.05	4.25	42

$11.56	7.33%	$17,322,078	0.20%	0.20%	0.05%	0.05%	5.13%	97%
11.44	(1.35)	18,319,516	0.13	0.13	0.05	0.05	5.46	76
12.65	13.79	20,665,768	0.07	0.07	0.05	0.05	4.92	52
11.76	1.60	20,947,575	0.05	0.05	0.05	0.05	4.78	42
12.45	14.59	14,488,918	0.07	0.07	0.05	0.05	4.88	50

$9.84	1.35%	$381,430	0.05%	0.05%	0.05%	0.05%	1.49%	312%
9.83	0.62	142,590	0.05	0.05	0.05	0.05	1.23	65
9.88	1.33	356,484	0.05	0.05	0.05	0.05	0.87	333
9.87	(0.91)	360,385	0.05	0.05	0.05	0.05	0.73	316
10.04	0.93	257,004	0.05 *	0.06 *	0.05 *	0.06 *	0.63 *	287

$9.88	1.03%	$1,371,841	0.05%	0.05%	0.05%	0.05%	1.73%	566%
9.97	2.27	4,255,848	0.05	0.05	0.05	0.05	1.73	365
9.93	3.89	514,758	0.05	0.05	0.05	0.05	1.49	378
9.72	(1.43)	526,934	0.05	0.05	0.05	0.05	1.46	307
9.99	0.64	283,343	0.05 *	0.06 *	0.05 *	0.06 *	0.63 *	203

$10.78	1.06%	$2,087,307	0.07%	0.07%	0.05%	0.05%	2.91%	1,472%
11.00	4.26	1,782,526	0.07	0.07	0.05	0.05	2.57	1,356
11.00	6.54	2,643,384	0.05	0.05	0.05	0.05	2.26	1,742
10.68	0.69	5,250,652	0.05	0.05	0.05	0.05	1.97	1,357
10.95	3.85	7,613,977	0.05	0.05	0.05	0.05	1.77	1,157

$7.26	2.09%	$144,501	0.05%	0.05%	0.05%	0.05%	4.94%	0%
7.59	4.48	152,110	0.05	0.05	0.05	0.05	4.85	22
8.23	10.41	164,087	0.06	0.06	0.05	0.05	4.66	2
8.08	(0.62)	248,361	0.06	0.06	0.05	0.05	4.85	17
8.94	8.88	359,440	0.07	0.07	0.05	0.05	4.47	27

ANNUAL REPORT	MARCH 31, 2017	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Real Return Portfolio
03/31/2017	$9.11	$0.37	$(0.10)	$0.27	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2016	8.95	0.20	0.04	0.24	(0.08)	0.00	0.00	(0.08)
03/31/2015	9.03	0.11	0.19	0.30	(0.38)	0.00	0.00	(0.38)
03/31/2014	9.86	0.14	(0.80)	(0.66)	(0.11)	(0.04)	(0.02)	(0.17)
03/31/2013	9.56	0.11	0.54	0.65	(0.18)	(0.17)	0.00	(0.35)

PIMCO Senior Floating Rate Portfolio
03/31/2017	$9.59	$0.39	$0.11	$0.50	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2016	10.04	0.41	(0.40)	0.01	(0.46)	0.00	0.00	(0.46)
03/31/2015	10.31	0.45	(0.14)	0.31	(0.56)	(0.01)	(0.01)	(0.58)
03/31/2014	10.25	0.40	(0.03)	0.37	(0.31)	0.00	0.00	(0.31)
03/31/2013	10.09	0.43	0.19	0.62	(0.45)	(0.01)	0.00	(0.46)

PIMCO Short-Term Portfolio
03/31/2017	$9.33	$0.26	$0.15	$0.41	$(0.26)	$0.00	$0.00	$(0.26)
03/31/2016	9.54	0.22	(0.11)	0.11	(0.32)	0.00	0.00	(0.32)
03/31/2015	9.60	0.25	(0.06)	0.19	(0.25)	0.00	0.00	(0.25)
03/31/2014	9.59	0.33	0.04	0.37	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.13	0.36	0.50	0.86	(0.40)	0.00	0.00	(0.40)

PIMCO Short-Term Floating NAV Portfolio II
03/31/2017	$10.01	$0.08	$0.00	$0.08	$(0.08)	$(0.00)^	$0.00	$(0.08)
03/31/2016	10.01	0.04	0.00	0.04	(0.04)	(0.00)^	0.00	(0.04)
03/31/2015	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2014	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2013	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)

PIMCO U.S. Government Sector Portfolio
03/31/2017	$9.03	$0.23	$(0.27)	$(0.04)	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2016	9.67	0.29	(0.61)	(0.32)	(0.32)	0.00	0.00	(0.32)
03/31/2015	8.82	0.17	0.82	0.99	(0.14)	0.00	0.00	(0.14)
03/31/2014	9.44	0.14	(0.61)	(0.47)	(0.15)	0.00	0.00	(0.15)
03/31/2013	8.80	0.15	0.64	0.79	(0.15)	0.00	0.00	(0.15)

PIMCO International Portfolio (Consolidated)
03/31/2017	$7.97	$0.05	$(0.34)	$(0.29)	$0.00	$0.00	$0.00	$0.00
03/31/2016~	10.04	0.06	(1.02)	(0.96)	(1.11)	0.00	0.00	(1.11)
03/31/2015~	9.14	0.12	1.08	1.20	(0.30)	0.00	0.00	(0.30)
03/31/2014~	9.54	0.12	(0.02)	0.10	(0.50)	0.00	0.00	(0.50)
03/31/2013~	10.24	0.20	0.54	0.74	(1.44)	0.00	0.00	(1.44)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)
03/31/2017	$9.88	$0.07	$0.04	$0.11	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2016	9.92	0.06	(0.01)	0.05	(0.09)	0.00	0.00	(0.09)
03/31/2015	9.99	0.06	(0.02)	0.04	(0.11)	0.00	0.00	(0.11)
03/31/2014	9.99	0.05	(0.01)	0.04	(0.04)	0.00	0.00	(0.04)
03/31/2013	10.01	0.06	(0.02)	0.04	(0.06)	0.00	0.00	(0.06)

*	Annualized
^	Reflects an amount rounding to less than one cent.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied. See Note 12 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income	Portfolio Turnover Rate

$8.90	3.04%	$482,644	0.58%	0.58%	0.05%	0.05%	4.05%	149%
9.11	2.76	1,227,505	0.28	0.28	0.05	0.05	2.25	127
8.95	3.38	1,501,480	0.09	0.09	0.05	0.05	1.17	139
9.03	(6.69)	2,755,107	0.06	0.06	0.05	0.05	1.57	34
9.86	6.89	3,602,637	0.06	0.06	0.05	0.05	1.16	46

$9.71	5.24%	$18,647	0.05%	0.05%	0.05%	0.05%	3.95%	20%
9.59	0.17	22,557	0.05	0.05	0.05	0.05	4.16	60
10.04	3.18	47,924	0.05	0.05	0.05	0.05	4.38	44
10.31	3.62	91,512	0.05	0.05	0.05	0.05	3.88	117
10.25	6.27	23,398	0.05	0.05	0.05	0.05	4.20	94

$9.48	4.40%	$658,442	0.05%	0.05%	0.05%	0.05%	2.69%	121%
9.33	1.15	674,143	0.05	0.05	0.05	0.05	2.29	7
9.54	2.01	1,194,737	0.05	0.05	0.05	0.05	2.59	52
9.60	3.96	1,049,627	0.11	0.11	0.05	0.05	3.38	17
9.59	9.54	912,748	0.13	0.13	0.05	0.05	3.81	9

$10.01	0.85%	$5,006,020	0.05%	0.05%	0.05%	0.05%	0.82%	103%
10.01	0.37	4,445,929	0.05	0.05	0.05	0.05	0.37	68
10.01	0.19	5,555,410	0.05	0.05	0.05	0.05	0.20	68
10.01	0.19	6,827,731	0.05	0.05	0.05	0.05	0.18	96
10.01	0.30	4,273,516	0.05	0.05	0.05	0.05	0.27	91

$8.78	(0.45)%	$2,152,196	0.19%	0.19%	0.05%	0.05%	2.57%	33%
9.03	(3.22)	2,007,530	0.25	0.25	0.05	0.05	3.19	95
9.67	11.29	2,203,702	0.06	0.06	0.05	0.05	1.82	104
8.82	(4.98)	3,277,262	0.05	0.05	0.05	0.05	1.55	96
9.44	8.98	3,734,105	0.05	0.05	0.05	0.05	1.59	69

$7.68	(3.64)%	$694,954	0.13%	0.13%	0.12%	0.12%	0.68%	122%
7.97	(7.70)	829,855	0.12	0.12	0.12	0.12	0.71	404
10.04	13.27	1,063,915	0.12	0.12	0.12	0.12	1.27	156
9.14	1.03	1,739,775	0.12	0.12	0.12	0.12	1.29	121
9.54	7.55	2,053,278	0.19	0.19	0.12	0.12	2.01	175

$9.89	1.05%	$23,928,033	0.01%	0.01%	0.00%	0.00%	0.74%	308%
9.88	0.59	18,434,787	0.01	0.01	0.00	0.00	0.61	146
9.92	0.31	36,450,693	0.00	0.00	0.00	0.00	0.58	101
9.99	0.34	49,219,987	0.00	0.00	0.00	0.00	0.49	267
9.99	0.44	19,768,175	0.00	0.00	0.00	0.00	0.61	319

ANNUAL REPORT	MARCH 31, 2017	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Asset-Backed Securities Portfolio	PIMCO Emerging Markets Portfolio	PIMCO High Yield Portfolio	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:
Investments, at value
Investments in securities*	$3,433,917	$521,451	$722,405	$1,866,705	$21,167,589	$446,423	$1,896,556
Investments in Affiliates	597,466	203,956	10,600	52,021	144	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	63	9	346	75	4,783	4	233
Over the counter	616	5,154	1,657	5,103	141,294	0	4
Cash	16	0	0	1	7	0	120
Deposits with counterparty	525	801	11,352	2,075	25,394	1,947	3,641
Foreign currency, at value	0	516	0	1	10,583	0	0
Receivable for investments sold	2,229	182	5,181	3,970	12,931	163	3,271
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	0	0
Receivable for TBA investments sold	244,416	0	0	85,083	760,289	60,557	379,373
Receivable for Portfolio shares sold	0	0	0	0	142,200	0	3,488
Interest and/or dividends receivable	5,298	4,398	9,140	20,953	221,476	1,784	6,654
Dividends receivable from Affiliates	703	241	8	89	24	0	0
Reimbursement receivable from PIMCO	6	2	2	4	44	3	4
Total Assets	4,285,255	736,710	760,691	2,036,080	22,486,758	510,881	2,293,344

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$1,708	$81,604	$70,541	$3,352,446	$0	$0
Payable for sale-buyback transactions	0	0	0	0	75,704	3,295	0
Payable for short sales	2,142	0	2,220	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	236	0	96	523	8,237	47	101
Over the counter	10,808	17,863	639	6,073	165,385	2	0
Payable for investments purchased	37,456	29,279	29,748	4,450	84,720	9,693	24,410
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	0	1,000	3,400
Payable for investments in Affiliates purchased	703	241	8	89	24	0	0
Payable for TBA investments purchased	664,492	0	0	179,918	1,456,876	115,394	892,139
Deposits from counterparty	3,021	1,841	1,145	860	15,770	0	1,386
Payable for Portfolio shares redeemed	7,135	0	810	0	4,720	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	8,716	0	0	0	0
Accrued investment advisory fees	63	12	12	32	312	7	25
Accrued supervisory and administrative fees	94	63	18	49	466	10	37
Other liabilities	7	0	84	1	20	3	5
Total Liabilities	726,157	51,007	125,100	262,536	5,164,680	129,451	921,503

Net Assets	$3,559,098	$685,703	$635,591	$1,773,544	$17,322,078	$381,430	$1,371,841

Net Assets Consist of:
Paid in capital	$3,478,390	$703,145	$764,811	$1,716,149	$16,413,778	$386,389	$1,381,740
Undistributed (overdistributed) net investment income	33,793	(7,509)	24,966	12,555	225,053	649	3,186
Accumulated undistributed net realized gain (loss)	(20,045)	(1,941)	(170,205)	(6,333)	(49,942)	(6,953)	(13,044)
Net unrealized appreciation (depreciation)	66,960	(7,992)	16,019	51,173	733,189	1,345	(41)

Net Assets	$3,559,098	$685,703	$635,591	$1,773,544	$17,322,078	$381,430	$1,371,841

Shares Issued and Outstanding	284,781	69,384	81,301	183,379	1,498,762	38,766	138,838

Net Asset Value Per Share Outstanding:	$12.50	$9.88	$7.82	$9.67	$11.56	$9.84	$9.88

Cost of investments in securities	$3,383,364	$518,924	$699,421	$1,830,414	$20,500,917	$445,582	$1,896,930
Cost of investments in Affiliates	$597,415	$203,953	$10,824	$52,019	$144	$0	$0
Cost of foreign currency held	$0	$557	$0	$1	$10,596	$0	$0
Proceeds received on short sales	$2,132	$0	$2,041	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(27,297)	$(2,262)	$(642)	$(4,696)	$(53,186)	$(3)	$2

* Includes repurchase agreements of:	$1,581	$37,617	$3,717	$20,188	$122,503	$662	$74,940

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$5,255,353	$138,376	$841,034	$15,068	$573,723	$4,986,213	$1,935,882
324,275	3,810	4,009	3,642	122,189	0	193,724

1	0	778	0	0	0	5,578
8,077	0	6,816	0	0	0	0
1	1	0	94	0	0	0
1,550	0	2,996	0	1,952	0	1,262
0	0	833	15	0	0	0
460	0	16,907	59	859	0	3,957
0	0	201	0	0	0	0
2,753,084	0	35,437	0	26,099	0	29,398
0	0	0	0	0	82,300	170
6,578	2,321	2,953	63	1,317	8,924	13,189
374	6	7	4	119	0	194
4	0	3	0	2	10	5
8,349,757	144,514	911,974	18,945	726,260	5,077,447	2,183,359

$0	$0	$335,586	$0	$0	$0	$0
0	0	0	0	0	0	0
392,686	0	2,098	0	0	0	21,035

308	0	858	0	75	0	1,131
2,445	0	1,348	0	415	0	0
46,311	0	31,663	292	0	70,481	0
0	0	0	0	0	0	0
374	6	7	4	119	0	194
5,801,655	0	52,256	0	66,929	0	8,420
18,564	0	5,297	0	250	0	0
0	0	0	0	0	0	0
0	0	0	0	0	51	0
0	0	193	0	0	673	286
38	3	9	0	11	88	38
57	4	14	1	18	132	58
12	0	1	1	1	2	1
6,262,450	13	429,330	298	67,818	71,427	31,163

$2,087,307	$144,501	$482,644	$18,647	$658,442	$5,006,020	$2,152,196

$2,172,090	$125,123	$517,869	$20,165	$885,991	$5,005,257	$2,301,763
23,195	3,460	891	170	10,674	23	3,721
(128,569)	(550)	(49,320)	(1,822)	(237,556)	117	(152,035)
20,591	16,468	13,204	134	(667)	623	(1,253)

$2,087,307	$144,501	$482,644	$18,647	$658,442	$5,006,020	$2,152,196

193,615	19,906	54,230	1,920	69,432	500,093	245,084

$10.78	$7.26	$8.90	$9.71	$9.48	$10.01	$8.78

$5,239,370	$122,670	$837,555	$14,929	$577,350	$4,985,590	$1,987,924
$324,285	$3,808	$4,009	$3,643	$122,188	$0	$193,728
$0	$0	$830	$18	$0	$0	$0
$389,179	$0	$2,103	$0	$0	$0	$20,969
$(3,060)	$0	$(937)	$0	$(2,520)	$0	$116

$4,608	$537	$3,649	$0	$758	$1,522,529	$5,318

ANNUAL REPORT	MARCH 31, 2017	31

Consolidated Statements of Assets and Liabilities

March 31, 2017

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:
Investments, at value
Investments in securities*	$475,666	$23,283,634
Investments in Affiliates	216,590	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,006	0
Over the counter	8,852	28,861
Cash	1,229	8,549
Deposits with counterparty	25,871	57,310
Foreign currency, at value	8,893	1,253
Receivable for investments sold	815	163,415
Receivable for TBA investments sold	0	17,665
Receivable for Portfolio shares sold	0	1,000,000
Interest and/or dividends receivable	1,975	47,417
Dividends receivable from Affiliates	247	0
Reimbursement receivable from PIMCO	2	0
Total Assets	743,146	24,608,104

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,141	$0
Over the counter	5,581	82,540
Payable for investments purchased	34,194	561,955
Payable for investments in Affiliates purchased	247	0
Payable for TBA investments purchased	0	17,685
Deposits from counterparty	5,954	17,891
Accrued investment advisory fees	12	0
Accrued supervisory and administrative fees	62	0
Other liabilities	1	0
Total Liabilities	48,192	680,071

Net Assets	$694,954	$23,928,033

Net Assets Consist of:
Paid in capital	$726,950	$23,934,024
Undistributed (overdistributed) net investment income	(15,139)	10,491
Accumulated undistributed net realized gain (loss)	(2,214)	(31,367)
Net unrealized appreciation (depreciation)	(14,643)	14,885

Net Assets	$694,954	$23,928,033

Shares Issued and Outstanding	90,454	2,420,420

Net Asset Value Per Share Outstanding:	$7.68	$9.89

Cost of investments in securities	$490,291	$23,215,029
Cost of investments in Affiliates	$216,518	$0
Cost of foreign currency held	$8,926	$1,229
Cost or premiums of financial derivative instruments, net	$521	$0

* Includes repurchase agreements of:	$10,252	$4,729,292

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Asset-Backed Securities Portfolio	PIMCO Emerging Markets Portfolio	PIMCO High Yield Portfolio	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio

Investment Income:
Interest, net of foreign taxes*	$110,193	$33,664	$57,783	$80,181	$944,998
Dividends	0	0	1,161	2,044	5,609
Dividends from Investments in Affiliates	4,737	1,934	250	213	820
Total Income	114,930	35,598	59,194	82,438	951,427

Expenses:
Investment advisory fees	633	147	133	386	3,570
Supervisory and administrative fees	949	735	200	579	5,355
Trustee fees	21	5	5	14	131
Interest expense	10	97	601	2,140	26,208
Extraordinary legal expense	0	0	83	0	0
Miscellaneous expense	15	0	8	0	11
Total Expenses	1,628	984	1,030	3,119	35,275
Waiver and/or Reimbursement by PIMCO	(6)	(2)	(1)	(4)	(44)
Net Expenses	1,622	982	1,029	3,115	35,231

Net Investment Income	113,308	34,616	58,165	79,323	916,196

Net Realized Gain (Loss):
Investments in securities	(6,943)	(17,420)	(2,573)	48,596	114,240
Investments in Affiliates	(250)	113	39	(24)	31
Exchange-traded or centrally cleared financial derivative instruments	15,105	(10,807)	5,453	(11,400)	82,868
Over the counter financial derivative instruments	5,589	28,397	290	6,573	72,048
Foreign currency	0	(2,803)	(14)	0	104

Net Realized Gain (Loss)	13,501	(2,520)	3,195	43,745	269,291

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	56,428	66,566	70,598	(34,285)	(102,934)
Investments in Affiliates	587	(39)	(8)	1	0
Exchange-traded or centrally cleared financial derivative instruments	(2,888)	(823)	(11,973)	31,919	197,201
Over the counter financial derivative instruments	13,690	(54,526)	5,281	3,737	14,588
Foreign currency assets and liabilities	0	232	18	0	89

Net Change in Unrealized Appreciation (Depreciation)	67,817	11,410	63,916	1,372	108,944

Net Increase (Decrease) in Net Assets Resulting from Operations	$194,626	$43,506	$125,276	$124,440	$1,294,431

* Foreign tax withholdings	$0	$0	$2	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	33

Statements of Operations (Cont.)

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio

Investment Income:
Interest	$3,256	$14,544	$56,960	$7,405	$48,523
Dividends	0	0	0	0	0
Dividends from Investments in Affiliates	0	0	1,506	48	48
Total Income	3,256	14,544	58,466	7,453	48,571

Expenses:
Investment advisory fees	42	163	392	30	210
Supervisory and administrative fees	64	245	588	45	315
Trustee fees	1	5	13	1	8
Interest expense	2	5	367	0	5,527
Miscellaneous expense	1	4	52	0	0
Total Expenses	110	422	1,412	76	6,060
Waiver and/or Reimbursement by PIMCO	(1)	(5)	(4)	0	(3)
Net Expenses	109	417	1,408	76	6,057

Net Investment Income	3,147	14,127	57,058	7,377	42,514

Net Realized Gain (Loss):
Investments in securities	(180)	(9,487)	(34,542)	(527)	30,549
Investments in Affiliates	0	0	26	2	8
Exchange-traded or centrally cleared financial derivative instruments	(277)	1,606	(5,213)	0	(4,567)
Over the counter financial derivative instruments	60	26	3,744	11	(5,925)
Foreign currency	0	0	105	0	(26)

Net Realized Gain (Loss)	(397)	(7,855)	(35,880)	(514)	20,039

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(225)	(5,622)	(11,570)	(3,729)	(56,996)
Investments in Affiliates	0	0	(10)	1	(6)
Exchange-traded or centrally cleared financial derivative instruments	598	189	16,508	0	8,134
Over the counter financial derivative instruments	41	19	(854)	0	12,437
Foreign currency assets and liabilities	0	0	0	0	(134)

Net Change in Unrealized Appreciation (Depreciation)	414	(5,414)	4,074	(3,728)	(36,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,164	$858	$25,252	$3,135	$25,988

* Foreign tax withholdings	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$764	$17,918	$38,665	$57,017
0	0	0	0
17	809	0	479
781	18,727	38,665	57,496

4	137	884	416
6	205	1,326	624
0	5	31	15
0	6	1	2,992
1	0	0	0
11	353	2,242	4,047
0	(2)	(9)	(5)
11	351	2,233	4,042

770	18,376	36,432	53,454

(156)	(459)	503	1,729
0	79	0	(2)
0	(174)	0	(86,791)
7	680	0	472
0	(1)	0	0

(149)	125	503	(84,592)

395	4,346	647	(88,841)
0	(41)	0	(3)
0	4,281	0	106,323
0	2,111	0	0
(2)	0	0	0

393	10,697	647	17,479

$1,014	$29,198	$37,582	$(13,659)

$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2017	35

Consolidated Statements of Operations

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:
Interest	$3,430	$113,243
Dividends from Investments in Affiliates	2,718	0
Total Income	6,148	113,243

Expenses:
Investment advisory fees	152	0
Supervisory and administrative fees	759	0
Trustee fees	6	0
Interest expense	48	1,320
Miscellaneous expense	1	3
Total Expenses	966	1,323
Waiver and/or Reimbursement by PIMCO	(2)	0
Net Expenses	964	1,323

Net Investment Income	5,184	111,920

Net Realized Gain (Loss):
Investments in securities	8,042	274,333
Investments in Affiliates	(819)	0
Exchange-traded or centrally cleared financial derivative instruments	(8,229)	0
Over the counter financial derivative instruments	(38,283)	(195,127)
Foreign currency	(10,749)	19,820

Net Realized Gain (Loss)	(50,038)	99,026

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(12,406)	6,946
Investments in Affiliates	944	0
Exchange-traded or centrally cleared financial derivative instruments	1,183	0
Over the counter financial derivative instruments	27,275	(64,029)
Foreign currency assets and liabilities	(489)	2,808

Net Change in Unrealized Appreciation (Depreciation)	16,507	(54,275)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,347)	$156,671

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Asset-Backed Securities Portfolio		PIMCO Emerging Markets Portfolio		PIMCO High Yield Portfolio		PIMCO Investment Grade Corporate Portfolio

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$113,308	$52,356	$34,616	$41,109	$58,165	$43,231	$79,323	$88,105
Net realized gain (loss)	13,501	8,072	(2,520)	(13,627)	3,195	(9,344)	43,745	4,735
Net change in unrealized appreciation (depreciation)	67,817	(34,933)	11,410	16,958	63,916	(30,875)	1,372	(84,494)

Net Increase in Net Assets Resulting from Operations	194,626	25,495	43,506	44,440	125,276	3,012	124,440	8,346

Distributions to Shareholders:
From net investment income	(122,003)	(49,340)	(1,015)	(84,075)	(51,501)	(50,431)	(87,005)	(89,002)
From net realized capital gains	0	0	0	0	0	0	0	(40,987)

Total Distributions(a)	(122,003)	(49,340)	(1,015)	(84,075)	(51,501)	(50,431)	(87,005)	(129,989)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	1,372,164	555,006	(120,774)	64,918	(20,911)	178,858	(309,341)	(221,088)

Total Increase (Decrease) in Net Assets	1,444,787	531,161	(78,283)	25,283	52,864	131,439	(271,906)	(342,731)

Net Assets:
Beginning of year	2,114,311	1,583,150	763,986	738,703	582,727	451,288	2,045,450	2,388,181
End of year*	$3,559,098	$2,114,311	$685,703	$763,986	$635,591	$582,727	$1,773,544	$2,045,450

* Including undistributed (overdistributed) net investment income of:	$33,793	$21,997	$(7,509)	$(71,850)	$24,966	$20,417	$12,555	$13,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	37

Statements of Changes in Net Assets (Cont.)

	PIMCO Long Duration Corporate Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$916,196	$986,437	$3,147	$3,952	$14,127	$7,604
Net realized gain (loss)	269,291	131,535	(397)	(1,909)	(7,855)	2,373
Net change in unrealized appreciation (depreciation)	108,944	(1,484,413)	414	(1,020)	(5,414)	(569)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,294,431	(366,441)	3,164	1,023	858	9,408

Distributions to Shareholders:
From net investment income	(875,030)	(980,850)	(2,650)	(3,589)	(13,102)	(7,509)
From net realized capital gains	(149,597)	(496,155)	0	0	(4,636)	(322)

Total Distributions(a)	(1,024,627)	(1,477,005)	(2,650)	(3,589)	(17,738)	(7,831)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,267,242)	(502,806)	238,326	(211,328)	962,873	(90,487)

Total Increase (Decrease) in Net Assets	(997,438)	(2,346,252)	238,840	(213,894)	945,993	(88,910)

Net Assets:
Beginning of year	18,319,516	20,665,768	142,590	356,484	425,848	514,758
End of year*	$17,322,078	$18,319,516	$381,430	$142,590	$1,371,841	$425,848

* Including undistributed (overdistributed) net investment income of:	$225,053	$105,538	$649	$321	$3,186	$1,027

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage Portfolio		PIMCO Municipal Sector Portfolio		PIMCO Real Return Portfolio		PIMCO Senior Floating Rate Portfolio

Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$57,058	$61,928	$7,377	$7,589	$42,514	$29,901	$770	$1,441
(35,880)	52,855	(514)	2,981	20,039	(37,497)	(149)	(1,544)
4,074	(29,761)	(3,728)	(3,895)	(36,565)	33,885	393	178

25,252	85,022	3,135	6,675	25,988	26,289	1,014	75

(61,003)	(85,657)	(6,501)	(12,431)	(38,603)	(12,603)	(720)	(1,263)
0	0	(2,958)	(6,398)	0	0	0	0

(61,003)	(85,657)	(9,459)	(18,829)	(38,603)	(12,603)	(720)	(1,263)

340,532	(860,223)	(1,285)	177	(732,246)	(287,661)	(4,204)	(24,179)

304,781	(860,858)	(7,609)	(11,977)	(744,861)	(273,975)	(3,910)	(25,367)

1,782,526	2,643,384	152,110	164,087	1,227,505	1,501,480	22,557	47,924
$2,087,307	$1,782,526	$144,501	$152,110	$482,644	$1,227,505	$18,647	$22,557

$23,195	$13,340	$3,460	$2,573	$891	$(1,873)	$170	$113

ANNUAL REPORT	MARCH 31, 2017	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Portfolio		PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government Sector Portfolio

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$18,376	$21,800	$36,432	$14,975	$53,454	$60,961
Net realized gain (loss)	125	2,248	503	(3)	(84,592)	(62,062)
Net change in unrealized appreciation (depreciation)	10,697	(12,078)	647	14	17,479	(75,199)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,198	11,970	37,582	14,986	(13,659)	(76,300)

Distributions to Shareholders:
From net investment income	(18,101)	(28,791)	(36,459)	(15,010)	(48,114)	(57,481)
From net realized capital gains	0	0	(272)	(32)	0	0

Total Distributions(a)	(18,101)	(28,791)	(36,731)	(15,042)	(48,114)	(57,481)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(26,798)	(503,773)	559,240	(1,109,425)	206,439	(62,391)

Total Increase (Decrease) in Net Assets	(15,701)	(520,594)	560,091	(1,109,481)	144,666	(196,172)

Net Assets:
Beginning of year	674,143	1,194,737	4,445,929	5,555,410	2,007,530	2,203,702
End of year*	$658,442	$674,143	$5,006,020	$4,445,929	$2,152,196	$2,007,530

* Including undistributed (overdistributed) net investment income of:	$10,674	$7,410	$23	$(26)	$3,721	$11,033

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations See Note 2 in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,184	$6,376	$111,920	$152,276
Net realized gain (loss)	(50,038)	(65,983)	99,026	(111,596)
Net change in unrealized appreciation (depreciation)	16,507	(17,623)	(54,275)	89,056

Net Increase (Decrease) in Net Assets Resulting from Operations	(28,347)	(77,230)	156,671	129,736

Distributions to Shareholders:
From net investment income	0	(130,277)	(149,282)	(218,389)

Total Distributions(a)	0	(130,277)	(149,282)	(218,389)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(106,554)	(26,553)	5,485,857	(17,927,253)

Total Increase (Decrease) in Net Assets	(134,901)	(234,060)	5,493,246	(18,015,906)

Net Assets:
Beginning of year	829,855	1,063,915	18,434,787	36,450,693
End of year*	$694,954	$829,855	$23,928,033	$18,434,787

* Including undistributed (overdistributed) net investment income of:	$(15,139)	$9,762	$10,491	$(51,239)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	41

Statements of Cash Flows

Year Ended March 31, 2017
(Amounts in thousands†)	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government Sector Portfolio

Cash Flows Provided by Operating Activities:

Net increase (decrease) in net assets resulting from operations	$124,440	$1,294,431	$25,988	$(13,659)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,960,858)	(22,006,574)	(2,776,604)	(813,732)
Proceeds from sales of long-term securities	3,382,179	23,557,290	4,058,308	1,583,818
(Purchases) Proceeds from sales of short-term portfolio investments, net	(58,341)	47,817	35,135	(198,693)
(Increase) decrease in deposits with counterparty	(1,259)	(6,608)	(603)	76
(Increase) decrease in receivable for investments sold	(57,658)	(633,870)	11,501	(7,598)
Decrease in interest and/or dividends receivable	5,898	16,865	5,325	1,578
(Increase) decrease in dividends receivable from Affiliates	(65)	(1)	2	(194)
Proceeds from exchange-traded or centrally cleared financial derivative instruments	20,135	274,865	2,940	13,670
Proceeds from (Payments on) over the counter financial derivative instruments	9,988	75,678	(6,974)	472
(Decrease) in reimbursement receivable from PIMCO	(4)	(44)	(3)	(5)
Decrease in other assets	1	0	64	0
Increase in payable for investments purchased	113,167	1,209,897	17,042	8,614
Increase (decrease) in deposits from counterparty	(3,132)	6,190	2,113	(730)
Increase (decrease) in accrued investment advisory fees	(2)	10	(11)	4
Increase (decrease) in accrued supervisory and administrative fees	(2)	13	(16)	8
Proceeds from (Payments on ) short sales transactions, net	0	0	2,103	(415)
Proceeds from (Payments on) foreign currency transactions	0	193	(249)	0
(Decrease) in other liabilities	(2)	(3)	(1)	(1)
Net Realized (Gain) Loss
Investments in securities	(48,596)	(114,240)	(30,549)	(1,729)
Investments in Affiliates	24	(31)	(8)	2
Exchange-traded or centrally cleared financial derivative instruments	11,400	(82,868)	4,567	86,791
Over the counter financial derivative instruments	(6,573)	(72,048)	5,925	(472)
Foreign currency	0	(104)	26	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	34,285	102,934	56,996	88,841
Investments in Affiliates	(1)	0	6	3
Exchange-traded or centrally cleared financial derivative instruments	(31,919)	(197,201)	(8,134)	(106,323)
Over the counter financial derivative instruments	(3,737)	(14,588)	(12,437)	0
Foreign currency assets and liabilities	0	(89)	134	0
Net amortization (accretion) on investments	14,784	25,351	14,272	(2,428)

Net Cash Provided by Operating Activities	544,152	3,483,265	1,406,858	637,898

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	681,146	3,140,835	62,510	502,723
Payments on shares redeemed	(1,074,215)	(5,582,397)	(822,461)	(335,100)
Increase in overdraft due to custodian	0	0	193	286
Cash dividend paid*	(13,867)	(836)	(9,188)	(9,498)
Proceeds from reverse repurchase agreements	5,132,867	65,465,997	8,278,926	7,412,313
Payments on reverse repurchase agreements	(5,283,407)	(65,884,751)	(8,896,878)	(8,208,240)
Proceeds from sale-buyback transactions	1,837,071	8,115,025	1,694,580	1,787,923
Payments on sale-buyback transactions	(1,839,554)	(8,741,043)	(1,715,990)	(1,790,078)

Net Cash (Used for) Financing Activities	(559,959)	(3,487,170)	(1,408,308)	(639,671)

Net (Decrease) in Cash and Foreign Currency	(15,807)	(3,905)	(1,450)	(1,773)

Cash and Foreign Currency:
Beginning of year	15,809	14,495	2,283	1,773
End of year	$2	$10,590	$833	$0

* Reinvestment of distributions	$73,138	$1,023,791	$29,415	$38,616

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$114	$25,321	$752	$739

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Asset-Backed Securities Portfolio

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.5%

CORPORATE BONDS & NOTES 0.4%

BANKING & FINANCE 0.1%
Preferred Term Securities Ltd.
1.698% due 03/24/2034	$683	$645
2.013% due 07/03/2033	3,553	2,913

		3,558

INDUSTRIALS 0.3%
CVS Pass-Through Trust
5.880% due 01/10/2028	1,298	1,458
Times Square Hotel Trust
8.528% due 08/01/2026	5,017	6,011
UAL Pass-Through Trust
6.636% due 01/02/2024	1,079	1,167

		8,636

Total Corporate Bonds & Notes (Cost $10,750)		12,194

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.098% due 04/01/2040	624	625

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,365	3,227

Total Municipal Bonds & Notes (Cost $3,798)		3,852

U.S. GOVERNMENT AGENCIES 16.6%
Fannie Mae
1.042% due 07/25/2037	3,104	3,041
1.112% due 03/25/2036	45	43
1.222% due 08/25/2031 - 05/25/2032	161	157
1.343% due 09/17/2027	2	2
1.432% due 06/25/2021 - 02/25/2033	112	113
1.482% due 01/25/2020 - 03/25/2022	26	27
1.532% due 12/25/2021	4	4
1.578% due 11/18/2031	3	3
1.632% due 11/25/2031	58	59
1.682% due 04/25/2022	3	3
1.732% due 05/25/2022	9	9
1.814% due 03/01/2044 - 10/01/2044	88	89
1.832% due 05/25/2018 - 10/25/2020	11	11
1.849% due 11/01/2040	5	5
1.882% due 08/25/2023	12	12
1.940% due 12/25/2021	2	2
1.982% due 12/25/2023 - 04/25/2032	23	24
2.014% due 11/01/2030 - 10/01/2040	51	52
2.132% due 10/25/2022 - 09/25/2023	12	12
2.167% due 02/01/2033	196	205
2.203% due 05/01/2025	3	3
2.250% due 12/25/2023	19	20
2.497% due 11/01/2035	3	3
2.500% due 02/01/2023	663	673
2.589% due 05/01/2036	7	7
2.590% due 11/01/2032	72	76
2.620% due 09/01/2030	21	21
2.625% due 10/01/2032	25	26
2.630% due 03/01/2030	10	10
2.635% due 08/01/2032	5	5
2.636% due 03/01/2035	21	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.641% due 03/01/2035	$24	$25
2.653% due 06/01/2033	17	17
2.673% due 12/01/2035	19	20
2.687% due 05/01/2034	51	53
2.700% due 08/01/2033	11	11
2.717% due 02/01/2035	17	17
2.720% due 10/01/2031	6	6
2.748% due 09/01/2033	29	30
2.750% due 04/01/2032 - 12/01/2036	52	53
2.795% due 07/01/2033	13	14
2.815% due 09/01/2033 - 07/01/2035	44	46
2.849% due 04/01/2033	19	20
2.859% due 04/01/2036	6	6
2.875% due 10/01/2017 - 01/01/2029	14	13
2.896% due 08/01/2033	34	36
2.900% due 01/01/2033	26	26
2.904% due 04/01/2034	4	4
2.910% due 11/01/2034	17	18
2.917% due 06/01/2033	22	22
2.939% due 02/01/2035	12	12
2.961% due 01/01/2035	12	12
2.965% due 05/01/2031 - 05/01/2033	54	56
2.977% due 09/01/2033	15	15
2.990% due 03/01/2033	2	2
3.000% due 01/01/2022 - 11/01/2034	14,629	15,035
3.018% due 10/01/2034	9	9
3.058% due 10/01/2033	5	5
3.071% due 07/01/2033	18	19
3.074% due 12/01/2033	1	1
3.170% due 03/01/2032	26	27
3.176% due 03/01/2035	13	14
3.230% due 08/01/2035	27	29
3.292% due 12/01/2036	38	40
3.345% due 06/01/2033	80	84
3.368% due 12/01/2036	35	37
3.375% due 09/01/2033	1	1
3.387% due 04/01/2036	17	18
3.445% due 01/01/2037	15	16
3.500% due 03/01/2040 - 08/01/2046	98,653	101,021
3.569% due 05/01/2036	19	20
3.825% due 03/01/2019	2	2
3.850% due 11/01/2019	6	6
4.000% due 11/25/2033 - 08/01/2046	24,321	25,533
4.250% due 10/01/2027 - 03/25/2033	1	1
5.000% due 06/25/2023 - 11/25/2032	443	509
5.500% due 08/01/2018 - 09/25/2035	1,608	1,838
6.500% due 06/25/2028	33	37
7.000% due 02/01/2019 - 07/25/2042	8	9
7.500% due 08/25/2021 - 07/25/2022	25	27
8.500% due 09/01/2021 - 04/01/2032	99	108
14.618% due 08/25/2021	9	11
Fannie Mae, TBA
2.500% due 04/01/2032 - 05/01/2032	20,000	20,002
3.000% due 05/01/2032 - 05/01/2047	81,000	81,133
3.500% due 04/01/2047 - 06/01/2047	165,700	169,183
4.000% due 04/01/2047 - 05/01/2047	89,000	93,346
Freddie Mac
0.714% due 12/25/2022 (a)	90,870	2,458
1.162% due 10/15/2032	14	14
1.242% due 08/25/2031	92	90
1.262% due 12/15/2029	14	14
1.342% due 10/25/2029	1	1
1.362% due 12/15/2031	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.462% due 04/15/2022 - 08/15/2031	$16	$16
1.562% due 03/15/2020	3	3
1.612% due 06/15/2022	6	6
1.660% due 09/25/2023	268	270
1.796% due 02/25/2045	23	24
1.814% due 10/25/2044	3,574	3,612
1.857% due 05/15/2023	16	17
1.862% due 02/15/2021	3	3
2.012% due 05/15/2023	5	5
2.014% due 07/25/2044	803	808
2.210% due 10/15/2022	6	6
2.594% due 09/01/2035	15	15
2.618% due 10/01/2034	28	29
2.651% due 11/01/2027	52	53
2.685% due 02/01/2022	3	3
2.706% due 10/01/2033	4	4
2.728% due 09/01/2028	17	18
2.742% due 11/01/2034	43	45
2.751% due 03/01/2028 - 04/01/2032	91	94
2.764% due 11/01/2023	3	4
2.785% due 01/01/2035	10	10
2.786% due 09/01/2033	55	58
2.823% due 04/01/2034	25	26
2.830% due 08/01/2030	14	14
2.833% due 02/01/2035	28	29
2.842% due 12/01/2033	64	68
2.845% due 11/01/2034	41	43
2.848% due 04/01/2033	3	3
2.875% due 08/01/2032	3	4
2.878% due 02/01/2026	4	4
2.979% due 03/01/2032	53	55
3.027% due 03/01/2030	13	14
3.042% due 08/01/2023	8	8
3.074% due 03/01/2034	30	32
3.090% due 02/01/2035 - 09/01/2035	55	58
3.097% due 04/01/2035	151	154
3.100% due 03/01/2033	5	5
3.117% due 07/01/2037	32	34
3.120% due 02/01/2036	20	22
3.254% due 02/01/2035	10	11
3.295% due 01/01/2035	25	27
3.312% due 02/01/2035	27	28
3.362% due 01/01/2035	19	20
3.531% due 01/01/2032	2	3
4.000% due 10/15/2033	70	73
4.333% due 05/01/2026	10	10
5.000% due 02/15/2036	418	449
5.500% due 05/15/2036	33	37
5.827% due 08/01/2031	54	57
6.500% due 03/15/2021 - 07/25/2043	551	642
7.000% due 06/15/2029	15	17
7.500% due 02/15/2023 - 01/15/2031	10	12
8.000% due 03/15/2023	17	19
9.250% due 11/15/2019	0	1
9.500% due 04/15/2020	1	1
Freddie Mac, TBA
3.000% due 04/01/2047	61,000	60,433
Ginnie Mae
1.230% due 02/20/2061	494	492
1.378% due 02/20/2029	1	1
1.530% due 09/20/2063	4,095	4,115
2.000% due 01/20/2023 - 02/20/2030	71	73
2.125% due 04/20/2021 - 09/20/2033	221	229
2.250% due 10/20/2026 - 10/20/2033	67	70
2.500% due 01/20/2034	13	14
3.000% due 04/20/2018 - 04/20/2019	3	3

Total U.S. Government Agencies (Cost $589,151)		588,489

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Notes
1.500% due 08/31/2018 (i)	$12,100	$12,155
2.125% due 08/15/2021 (g)(i)	38,000	38,451

Total U.S. Treasury Obligations (Cost $51,568)		50,606

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.8%
Adjustable Rate Mortgage Trust
1.522% due 11/25/2035	1,284	1,201
1.542% due 11/25/2035	2,062	1,901
3.617% due 04/25/2035	326	327
American Home Mortgage Investment Trust
2.987% due 09/25/2035	2,766	2,762
3.362% due 06/25/2045	4,524	4,424
Arbor Realty Trust, Inc.
2.110% due 04/15/2027 (b)	6,100	6,060
Banc of America Alternative Loan Trust
6.000% due 04/25/2037	4,449	3,685
Banc of America Funding Trust
1.168% due 10/20/2036	7,624	6,570
3.098% due 09/20/2046	2,435	2,057
3.368% due 10/20/2046 ^	775	621
3.500% due 01/20/2047 ^	21	18
Banc of America Mortgage Trust
3.122% due 05/25/2033	117	117
3.244% due 10/25/2035 ^	997	925
3.349% due 06/25/2034	555	550
3.362% due 11/25/2033	31	30
3.392% due 12/25/2033	87	85
3.530% due 06/25/2035	999	976
3.856% due 02/25/2033	81	81
BB-UBS Trust
2.892% due 06/05/2030	27,000	26,818
BCAP LLC Trust
3.113% due 06/26/2035	2,854	2,827
BCRR Trust
5.858% due 07/17/2040	17,236	17,253
5.949% due 08/17/2045	526	525
Bear Stearns Adjustable Rate Mortgage Trust
2.753% due 11/25/2030	54	52
3.052% due 11/25/2034	464	455
3.081% due 05/25/2034	91	86
3.095% due 02/25/2036 ^	304	284
3.213% due 05/25/2033	249	229
3.276% due 10/25/2034	129	122
3.327% due 08/25/2035	2,609	2,519
3.328% due 10/25/2034	17	17
3.344% due 07/25/2034	1	1
3.433% due 05/25/2047 ^	1,013	960
3.552% due 01/25/2034	79	80
3.600% due 04/25/2034	108	107
3.629% due 02/25/2033	9	8
3.783% due 02/25/2035	2,465	2,392
Bear Stearns ALT-A Trust
3.032% due 12/25/2033	694	695
3.152% due 07/25/2035	27,412	24,842
3.155% due 08/25/2036 ^	2,015	1,521
3.168% due 04/25/2035	136	133
3.182% due 02/25/2036 ^	5,566	4,683
3.239% due 01/25/2036 ^	808	705
3.263% due 11/25/2035 ^	2,293	1,694
3.527% due 08/25/2036 ^	1,997	1,478
Bear Stearns Asset-Backed Securities Trust
5.500% due 01/25/2034	45	46
5.500% due 06/25/2034	648	658
5.500% due 12/25/2035	138	117
5.750% due 10/25/2033	491	508
Bear Stearns Mortgage Securities, Inc.
3.385% due 06/25/2030	16	16
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046	7,402	6,403
3.504% due 01/26/2036	1,511	1,383
Bella Vista Mortgage Trust
1.226% due 05/20/2045	4,820	3,500
1.722% due 02/25/2035	9,218	6,716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CBA Commercial Small Balance Commercial Mortgage
1.262% due 12/25/2036	$104	$98
Chase Mortgage Finance Trust
3.157% due 12/25/2035 ^	2,448	2,358
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.285% due 01/25/2035	739	628
Citigroup Commercial Mortgage Trust
3.098% due 04/10/2049	21,462	21,545
5.779% due 12/10/2049	13,104	13,122
Citigroup Global Markets Mortgage Securities, Inc.
1.482% due 05/25/2032	45	44
3.240% due 09/25/2033	6	6
8.500% due 05/25/2032	167	169
Citigroup Mortgage Loan Trust, Inc.
1.312% due 12/25/2034	381	338
1.578% due 08/25/2035 ^	367	325
2.410% due 09/25/2035	2,471	2,405
2.930% due 10/25/2035	66	67
2.990% due 11/25/2035	3,466	3,330
3.040% due 05/25/2035	40	40
3.067% due 08/25/2035	766	755
Commercial Mortgage Loan Trust
6.101% due 12/10/2049	2,780	2,808
Commercial Mortgage Trust
5.808% due 12/10/2049	257	259
Community Program Loan Trust
4.500% due 04/01/2029	148	148
Core Industrial Trust
3.040% due 02/10/2034	10,500	10,732
3.292% due 02/10/2037	5,000	5,060
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	749	667
1.142% due 07/25/2036	6,448	5,709
1.158% due 02/20/2047 ^	3,231	2,358
1.172% due 09/25/2046 ^	786	613
1.173% due 12/20/2046 ^	15,529	12,584
1.178% due 07/20/2046 ^	1,301	690
1.182% due 06/25/2037	1,098	989
1.188% due 03/20/2046	548	459
1.232% due 05/25/2035	211	172
1.252% due 02/25/2036	205	178
1.272% due 11/25/2035	7,225	5,818
1.292% due 10/25/2035	3,426	3,022
1.296% due 11/20/2035	478	399
1.312% due 10/25/2035	5,946	4,696
1.478% due 03/25/2047 ^	6,544	4,587
1.482% due 05/25/2035 ^	473	388
1.482% due 06/25/2035	3,579	3,235
1.622% due 07/25/2035	12,340	11,522
1.638% due 02/25/2036	1,325	1,185
1.752% due 11/25/2035	3,597	3,170
1.888% due 11/25/2047 ^	12,936	10,000
1.919% due 08/25/2035	7,306	6,512
2.018% due 11/25/2047 ^	23,594	18,422
5.500% due 11/25/2035 ^	2,040	1,757
5.500% due 03/25/2036 ^	138	110
5.750% due 03/25/2037 ^	611	527
6.250% due 12/25/2033	79	81
6.500% due 11/25/2031	136	142
Countrywide Home Loan Mortgage Pass-Through Trust
1.562% due 04/25/2035	43	38
1.582% due 03/25/2035	36	31
1.622% due 03/25/2035	3,441	2,998
1.662% due 02/25/2035	133	117
1.682% due 02/25/2035	935	821
1.762% due 02/25/2035	190	158
1.902% due 09/25/2034	240	171
2.360% due 04/25/2035 ^	155	27
2.462% due 06/19/2031	3	2
3.122% due 08/25/2034 ^	1,832	1,580
3.155% due 08/25/2034	179	171
3.306% due 02/20/2036 ^	286	253
3.309% due 02/20/2036 ^	307	274
3.312% due 02/20/2035	649	653
3.319% due 02/19/2034	37	34
3.338% due 02/19/2034	24	24
3.481% due 07/19/2033	109	107
3.536% due 02/25/2034	116	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 05/19/2033	$12	$11
6.000% due 11/25/2037	242	216
Credit Suisse Commercial Mortgage Trust
3.304% due 09/15/2037	10,000	10,142
6.062% due 02/15/2041	7,038	7,118
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032	136	127
2.132% due 09/25/2034 ^	2,047	1,909
2.809% due 07/25/2033	23	23
2.910% due 06/25/2033	608	603
3.040% due 12/25/2033	549	537
3.159% due 12/25/2032 ^	51	43
3.261% due 10/25/2033	215	212
5.500% due 11/25/2035	332	318
5.750% due 04/25/2033	20	20
6.250% due 07/25/2035	558	590
7.000% due 02/25/2033	29	31
Credit Suisse Mortgage Capital Certificates
5.750% due 12/26/2035	624	552
DBRR Trust
5.760% due 06/17/2049	2,050	2,046
Deutsche ALT-A Securities, Inc.
1.162% due 01/25/2047	10,403	8,456
Downey Savings & Loan Association Mortgage Loan Trust
1.554% due 04/19/2047	907	838
First Horizon Alternative Mortgage Securities Trust
3.006% due 09/25/2034	3,117	3,046
3.017% due 06/25/2034	2,625	2,572
3.023% due 03/25/2035	295	227
3.092% due 07/25/2035	19,544	18,770
First Horizon Mortgage Pass-Through Trust
2.936% due 02/25/2035	148	148
First Republic Bank Mortgage Pass-Through Certificates
1.462% due 06/25/2030	29	26
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	8,516	8,508
GMAC Mortgage Corp. Loan Trust
3.746% due 05/25/2035	37	35
GreenPoint Mortgage Funding Trust
1.192% due 04/25/2036	348	297
1.252% due 07/25/2035	1,232	1,206
1.442% due 06/25/2045	23,465	20,753
GS Mortgage Securities Corp. Trust
3.551% due 04/10/2034	7,490	7,844
GS Mortgage Securities Trust
5.949% due 08/10/2045	12,581	12,583
GSMPS Mortgage Loan Trust
1.332% due 09/25/2035	31,950	27,545
1.332% due 01/25/2036	39,278	33,202
7.000% due 06/25/2043	782	829
8.000% due 09/19/2027	321	330
GSR Mortgage Loan Trust
1.172% due 08/25/2046	945	940
1.332% due 01/25/2034	16	15
3.127% due 04/25/2035	1,424	1,401
3.150% due 09/25/2035	362	375
3.355% due 01/25/2036 ^	394	371
3.599% due 04/25/2035	1,281	1,284
6.000% due 03/25/2032	1	1
HarborView Mortgage Loan Trust
1.158% due 07/19/2046 ^	3,727	2,156
1.168% due 02/19/2046	544	421
1.218% due 06/19/2035	5,415	4,961
1.218% due 03/19/2036	455	345
1.418% due 05/19/2035	346	320
1.678% due 01/19/2035	48	38
2.466% due 06/19/2045 ^	351	213
2.713% due 11/19/2034	20	20
3.438% due 12/19/2035 ^	23	20
3.525% due 08/19/2034	200	193
Hudson’s Bay Simon JV Trust
3.914% due 08/05/2034	12,661	12,910
Impac CMB Trust
1.882% due 10/25/2033	194	187
Impac Secured Assets CMN Owner Trust
1.922% due 11/25/2034	24	24

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac Secured Assets Trust
1.332% due 05/25/2036	$124	$112
1.412% due 08/25/2036	327	317
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032	11	10
IndyMac Mortgage Loan Trust
1.102% due 07/25/2036	31,391	27,278
1.172% due 09/25/2046	853	738
1.262% due 03/25/2035	158	140
1.282% due 06/25/2037 ^	185	95
1.462% due 04/25/2035	236	212
1.622% due 02/25/2035	2,228	2,095
1.622% due 07/25/2045	79	67
1.782% due 11/25/2034	5,901	5,048
2.202% due 09/25/2034	168	146
3.024% due 06/25/2036	1,933	1,832
3.294% due 06/25/2036	3,132	2,186
3.383% due 02/25/2036	8,902	7,704
JPMorgan Alternative Loan Trust
1.278% due 06/27/2037	4,293	3,440
2.864% due 10/25/2036	7,529	5,474
14.011% due 06/27/2037	16,100	12,072
JPMorgan Chase Commercial Mortgage Securities Trust
1.832% due 06/15/2029	5,097	5,106
2.713% due 08/15/2049	11,200	11,105
5.794% due 02/12/2051	4,597	4,634
5.829% due 02/12/2049	10,003	9,994
JPMorgan Mortgage Trust
3.060% due 07/25/2035	7,390	7,334
3.066% due 10/25/2035 ^	97	83
3.262% due 10/25/2035	273	257
3.339% due 06/25/2035	216	202
3.367% due 04/25/2035	98	99
5.000% due 07/25/2036	766	712
JPMorgan Resecuritization Trust
2.678% due 07/27/2037	16	16
6.000% due 02/27/2037	120	120
LB Commercial Mortgage Trust
6.007% due 07/15/2044	3,218	3,230
Lehman Mortgage Trust
5.500% due 02/25/2036 ^	471	419
Lehman XS Trust
1.212% due 04/25/2046 ^	1,740	1,591
MASTR Adjustable Rate Mortgages Trust
1.312% due 12/25/2034	1,199	1,033
3.037% due 07/25/2035	20,812	16,356
3.211% due 12/25/2033	122	118
3.624% due 01/25/2034	1	1
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031	129	121
Merrill Lynch Mortgage Investors Trust
1.602% due 08/25/2028	17	16
1.622% due 10/25/2028	203	199
1.722% due 03/25/2028	32	31
2.745% due 01/25/2029	19	19
3.005% due 04/25/2035	36	35
3.020% due 11/25/2035	13,830	13,867
3.303% due 08/25/2033	241	42
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.790% due 06/12/2050	3,845	3,845
Morgan Stanley Capital Trust
5.569% due 12/15/2044	7,072	7,144
5.809% due 12/12/2049	6,452	6,491
Morgan Stanley Mortgage Loan Trust
1.242% due 03/25/2036	3,731	2,956
1.252% due 09/25/2035	1,682	1,686
3.211% due 10/25/2034	93	94
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045	630	630
5.949% due 08/15/2045	198	198
Motel 6 Trust
4.532% due 02/05/2030	5,000	5,040
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	734	681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBS Acceptance, Inc.
3.661% due 06/25/2024	$11	$11
RBSSP Resecuritization Trust
2.528% due 12/26/2037	3,891	3,945
Residential Accredit Loans, Inc. Trust
1.172% due 04/25/2046	1,509	1,228
1.182% due 10/25/2046	31,862	27,772
1.192% due 06/25/2037	382	320
3.802% due 09/25/2034	15	15
6.500% due 10/25/2036 ^	4,162	3,564
Residential Asset Mortgage Products Trust
7.000% due 06/25/2032	6	6
Residential Asset Securitization Trust
1.332% due 10/25/2018	26	26
1.432% due 02/25/2034	54	49
1.432% due 04/25/2035	998	781
6.250% due 08/25/2036	3,817	3,416
6.500% due 04/25/2037 ^	5,346	3,203
Residential Funding Mortgage Securities, Inc. Trust
1.382% due 07/25/2018	17	17
3.471% due 06/25/2035	1,475	1,412
4.261% due 02/25/2036 ^	118	106
6.500% due 03/25/2032	1	1
RiverView HECM Trust
1.490% due 05/25/2047	28,699	23,685
Royal Bank of Scotland Capital Funding Trust
6.068% due 09/17/2039	1,250	1,253
SACO, Inc.
7.000% due 08/25/2036	9	9
Sequoia Mortgage Trust
1.438% due 02/20/2035	171	168
1.598% due 11/20/2034	64	61
1.678% due 10/19/2026	73	71
1.738% due 10/20/2027	18	17
1.778% due 10/20/2027	44	43
1.781% due 05/20/2034	695	668
1.939% due 02/20/2034	302	286
2.338% due 10/20/2027	408	399
2.545% due 06/20/2034	149	144
2.645% due 08/20/2034	159	160
2.857% due 09/20/2032	40	38
2.960% due 01/20/2047 ^	1,219	988
SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	2,968
Structured Adjustable Rate Mortgage Loan Trust
1.322% due 08/25/2035	650	633
1.717% due 06/25/2034	608	563
2.038% due 01/25/2035	902	771
2.062% due 05/25/2035	1,182	897
3.238% due 02/25/2036 ^	2,109	1,997
3.309% due 04/25/2034	143	141
3.379% due 02/25/2034	154	151
Structured Asset Mortgage Investments Trust
1.252% due 08/25/2035	7,212	6,321
1.262% due 02/25/2036 ^	405	347
1.292% due 12/25/2035 ^	3,400	2,793
1.578% due 07/19/2034	1,265	1,087
1.678% due 03/19/2034	397	375
1.818% due 10/19/2033	101	92
Structured Asset Mortgage Investments, Inc.
1.442% due 05/02/2030	78	19
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,602	1,388
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.618% due 02/25/2032	19	17
3.129% due 10/25/2031	23	23
3.208% due 06/25/2033	260	257
3.298% due 06/25/2032	6	5
3.907% due 07/25/2032	7	7
Travelers Mortgage Services, Inc.
2.174% due 09/25/2018	7	7
Wachovia Bank Commercial Mortgage Trust
1.049% due 10/15/2041 (a)	2,487	0
5.760% due 06/15/2049	1,069	1,068

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Mortgage Loan Trust LLC
3.176% due 10/20/2035	$735	$651
Waldorf Astoria Boca Raton Trust
2.962% due 06/15/2029	8,400	8,424
WaMu Mortgage Backed Pass-Through Certificates
2.253% due 12/19/2039	279	266
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045	5,383	5,131
1.252% due 12/25/2045	6,462	6,181
1.272% due 07/25/2045	489	471
1.352% due 05/25/2034	36,299	32,384
1.372% due 10/25/2044	916	891
1.402% due 06/25/2044	4,425	4,151
1.478% due 11/25/2046	30,967	24,760
1.482% due 07/25/2044	56	54
1.536% due 11/25/2041	5	5
1.638% due 08/25/2046	19,750	17,495
1.722% due 11/25/2034	335	320
2.038% due 06/25/2042	378	365
2.038% due 08/25/2042	382	366
2.116% due 08/25/2046	3,336	3,144
2.682% due 08/25/2033	25	24
2.732% due 03/25/2033	258	259
2.846% due 06/25/2034	126	128
3.002% due 01/25/2033	2,456	2,353
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041	13	13
Washington Mutual Mortgage Pass-Through Certificates Trust
1.284% due 01/25/2018	1	1
1.468% due 11/25/2046	19,825	14,604
1.632% due 10/25/2035	1,101	895
2.788% due 11/25/2030	37	38
2.932% due 02/25/2033	16	15
2.992% due 12/25/2032	351	350
5.750% due 03/25/2033	175	180
Wells Fargo Mortgage Loan Trust
3.289% due 09/27/2036	3,805	3,327
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	445	378
2.901% due 11/25/2033	83	84
3.013% due 12/25/2036	218	201
3.064% due 03/25/2036	149	143
3.089% due 03/25/2036	4,636	4,560
3.091% due 05/25/2035	178	176
3.093% due 07/25/2036 ^	461	455
3.255% due 03/25/2036 ^	2,744	2,704
6.000% due 08/25/2037 ^	476	472

Total Non-Agency Mortgage-Backed Securities (Cost $892,634)		918,613

ASSET-BACKED SECURITIES 52.2%
ABFS Mortgage Loan Trust
6.785% due 07/15/2033	1,249	967
ACAS CLO Ltd.
2.165% due 01/15/2027	40,120	40,120
Accredited Mortgage Loan Trust
1.112% due 02/25/2037	8,536	8,391
2.062% due 04/25/2035	1,570	1,435
ACE Securities Corp. Home Equity Loan Trust
2.032% due 12/25/2033	538	518
2.032% due 07/25/2034	203	191
AFC Home Equity Loan Trust
1.378% due 06/25/2028	484	444
1.448% due 04/25/2028	53	52
Ally Auto Receivables Trust
1.250% due 04/15/2019	1,173	1,173
1.280% due 06/17/2019	3,122	3,122
American Express Credit Account Master Trust
1.260% due 01/15/2020	4,345	4,346
1.490% due 04/15/2020	10,490	10,501
American Home Mortgage Investment Trust
1.342% due 08/25/2035	10	6
AmeriCredit Automobile Receivables Trust
1.070% due 01/08/2019	495	495

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.422% due 08/25/2034	$1,402	$1,405
1.562% due 10/25/2035	14,780	13,126
1.897% due 01/25/2035	793	707
2.032% due 11/25/2034	7,513	6,757
2.092% due 03/25/2035	6,305	5,762
2.332% due 02/25/2033	1,144	1,099
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	20	19
1.682% due 08/25/2032	11	11
1.982% due 10/25/2034	5,057	4,888
Amresco Residential Securities Corp. Mortgage Loan Trust
1.477% due 06/25/2028	37	36
Ares CLO Ltd.
2.220% due 04/17/2026	1,000	1,001
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.322% due 11/25/2035	917	901
1.472% due 10/25/2035	1,000	898
2.032% due 10/25/2033	629	598
2.032% due 11/25/2034	3,063	3,012
3.562% due 01/25/2034	2,600	2,551
Asset-Backed Funding Certificates Trust
1.662% due 04/25/2033	736	714
2.002% due 03/25/2032	658	638
Asset-Backed Securities Corp. Home Equity Loan Trust
1.432% due 06/15/2031	113	102
1.927% due 09/25/2034	562	550
2.262% due 04/15/2033	60	58
Atrium CDO Corp.
0.000% due 10/23/2025 (b)	8,950	8,950
2.143% due 07/16/2025	2,480	2,483
B2R Mortgage Trust
2.567% due 06/15/2049	17,152	16,839
Bayview Opportunity Master Fund Trust
3.598% due 02/28/2032	8,971	8,980
Bear Stearns Asset-Backed Securities Trust
1.105% due 09/25/2034	125	112
1.132% due 07/25/2036	8,580	8,294
1.142% due 08/25/2036	1,102	1,132
1.382% due 03/25/2035	699	698
1.382% due 02/25/2036	2,461	2,391
1.402% due 07/25/2036	1,700	1,690
1.472% due 06/25/2036	266	262
1.642% due 10/25/2032	40	39
1.682% due 11/25/2035 ^	2,022	1,802
1.782% due 10/27/2032	24	23
1.882% due 12/25/2033	499	479
1.942% due 04/25/2035	2,539	2,522
1.982% due 10/25/2037	5,397	3,141
1.982% due 11/25/2042	152	146
2.162% due 06/25/2043	735	724
2.182% due 10/25/2032	127	125
2.182% due 10/25/2034	5,766	5,803
2.232% due 08/25/2037	7,805	7,521
2.482% due 11/25/2042	93	91
2.632% due 11/25/2042	1,447	1,385
3.041% due 07/25/2036	646	428
Bear Stearns Second Lien Trust
2.182% due 12/25/2036	5,000	4,816
BlueMountain CLO Ltd.
2.503% due 10/15/2026	18,200	18,226
Bowman Park CLO Ltd.
2.233% due 11/23/2025	33,600	33,617
Carlyle Global Market Strategies CLO Ltd.
2.487% due 07/27/2026	16,900	17,080
CDC Mortgage Capital Trust
1.602% due 01/25/2033	22	21
2.032% due 01/25/2033	431	411
Cent CLO Ltd.
0.000% due 07/27/2026	10,400	10,409
Centex Home Equity Loan Trust
1.672% due 09/25/2034	138	126
1.702% due 06/25/2034	604	527
5.660% due 09/25/2034	666	637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Funding Trust
1.562% due 11/25/2034	$2	$2
1.882% due 05/25/2033	7,535	7,214
4.537% due 09/25/2032	4	4
Chase Issuance Trust
1.260% due 07/15/2019	18,681	18,687
1.380% due 11/15/2019	9,829	9,834
1.590% due 02/18/2020	7,950	7,962
CIFC Funding Ltd.
2.235% due 05/24/2026	33,700	33,711
2.450% due 12/05/2024	16,424	16,465
CIT Group Home Equity Loan Trust
1.750% due 12/25/2031	235	225
Citibank Credit Card Issuance Trust
1.230% due 04/24/2019	9,200	9,201
1.264% due 05/26/2020	17,900	17,939
5.650% due 09/20/2019	21,125	21,552
Citigroup Mortgage Loan Trust, Inc.
1.062% due 01/25/2037	203	132
1.252% due 06/25/2037	8,198	6,154
1.432% due 11/25/2045	6,000	5,910
1.927% due 08/25/2035	3,738	3,512
5.550% due 08/25/2035	452	423
5.629% due 08/25/2035	2,512	2,290
Conseco Finance Home Equity Loan Trust
1.612% due 08/15/2033	74	73
Conseco Finance Securitizations Corp.
8.260% due 12/01/2030	25,533	17,834
Conseco Financial Corp.
6.220% due 03/01/2030	949	1,010
6.240% due 12/01/2028	42	44
6.760% due 03/01/2030	82	88
6.810% due 12/01/2028	803	843
6.870% due 04/01/2030	14	15
7.140% due 03/15/2028	36	37
7.620% due 06/15/2028	2	2
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^	1,203	902
1.122% due 02/25/2037	457	455
1.132% due 01/25/2037	34,948	33,222
1.152% due 06/25/2037	9,500	9,250
1.172% due 11/25/2037	1,295	1,246
1.232% due 01/25/2037	8,725	7,835
1.252% due 09/25/2036	4,831	4,567
1.352% due 04/25/2036	549	529
1.442% due 04/25/2036	6,475	5,427
1.582% due 11/25/2033	12	12
1.602% due 09/25/2033	2,542	2,416
1.622% due 12/25/2035	6,500	5,590
1.662% due 06/25/2033	11	10
1.682% due 11/25/2035	1,472	1,451
1.782% due 03/25/2033	852	816
1.852% due 04/25/2034	1,353	1,294
1.882% due 05/25/2032	166	153
1.957% due 06/25/2035	198	198
1.982% due 09/25/2032	188	180
2.032% due 08/25/2035	2,573	2,395
5.125% due 12/25/2034	3,873	3,814
5.313% due 01/25/2034	48	48
Countrywide Asset-Backed Certificates Trust
1.122% due 03/25/2047	7,081	6,803
1.132% due 09/25/2046	35,249	34,016
1.232% due 04/25/2046 ^	19,500	16,736
1.442% due 09/25/2034	21	21
1.462% due 05/25/2036	50,400	40,687
1.472% due 02/25/2036	8,530	8,323
1.512% due 02/25/2036	4,696	4,243
1.712% due 04/25/2036	5,500	4,179
1.722% due 12/25/2034	33	32
1.762% due 11/25/2034	1,081	1,060
1.957% due 10/25/2034	1,858	1,762
4.634% due 05/25/2036 ^	346	391
Countrywide Home Equity Loan Trust
1.147% due 04/15/2032	7,093	6,060
CPS Auto Receivables Trust
1.620% due 01/15/2020	17,176	17,159
Credit Suisse First Boston Mortgage Securities Corp.
1.342% due 05/25/2044	23	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.602% due 01/25/2032	$14	$12
Credit-Based Asset Servicing and Securitization LLC
1.642% due 04/25/2036	31	31
1.882% due 11/25/2033	518	509
3.958% due 12/25/2035	297	295
6.780% due 05/25/2035	442	444
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (b)	22,400	22,451
Dell Equipment Finance Trust
1.430% due 09/24/2018	27,500	27,504
DT Auto Owner Trust
1.560% due 06/15/2020	1,122	1,121
EFS Volunteer LLC
1.862% due 07/26/2027	449	450
EMC Mortgage Loan Trust
1.432% due 12/25/2042	554	537
1.521% due 08/25/2040	368	346
Encore Credit Receivables Trust
1.912% due 11/25/2035	10,000	7,309
EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033	373	376
Equity One Mortgage Pass-Through Trust
1.322% due 07/25/2034	4	4
1.482% due 07/25/2034	64	52
1.582% due 04/25/2034	1,184	1,014
First Franklin Mortgage Loan Trust
1.092% due 12/25/2037	1,279	853
1.462% due 12/25/2035	4,585	4,462
1.602% due 11/25/2031	73	68
First NLC Trust
1.122% due 08/25/2037	40,616	23,570
1.262% due 08/25/2037	2,219	1,315
Flatiron CLO Ltd.
2.018% due 07/17/2026	33,700	33,750
Ford Credit Auto Owner Trust
1.080% due 03/15/2019	27,095	27,074
1.160% due 11/15/2019	9,834	9,827
1.222% due 03/15/2019	12,193	12,196
Gallatin CLO Ltd.
2.293% due 07/15/2023	6,729	6,725
GCAT LLC
4.500% due 03/25/2021	7,850	7,902
GoldenTree Loan Opportunities Ltd.
2.188% due 04/25/2025	6,025	6,030
GSAMP Trust
1.282% due 10/25/2036 ^	5,732	740
1.332% due 01/25/2045	32	32
1.717% due 09/25/2035 ^	29,785	28,238
1.807% due 03/25/2034	1,213	1,156
1.957% due 08/25/2033	11	10
Home Equity Asset Trust
1.362% due 01/25/2036	1,287	1,290
1.582% due 11/25/2032	1	1
1.777% due 07/25/2034	447	426
1.897% due 03/25/2035	6,691	6,006
1.902% due 02/25/2033	1	1
Home Equity Mortgage Trust
5.800% due 05/25/2036 ^	78	69
5.821% due 04/25/2035	128	130
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036	14	5
HSI Asset Securitization Corp. Trust
1.342% due 12/25/2035	6,910	6,617
IMC Home Equity Loan Trust
7.310% due 11/20/2028	25	25
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.142% due 07/25/2037	128	81
1.182% due 03/25/2036	15,980	14,938
1.232% due 03/25/2036	1,264	1,261
3.007% due 07/25/2034	680	647
Irwin Home Equity Loan Trust
2.332% due 02/25/2029	19	19
IXIS Real Estate Capital Trust
1.082% due 01/25/2037	15,167	7,357
1.212% due 01/25/2037	55,407	28,219

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
1.632% due 12/25/2035	$5,000	$3,797
JPMorgan Mortgage Acquisition Trust
1.062% due 08/25/2036	2	1
1.092% due 08/25/2036	1,611	970
1.132% due 07/25/2036	3,405	3,375
KKR CLO Trust
1.740% due 12/15/2024	27,441	27,587
L.A. Arena Funding LLC
7.656% due 12/15/2026	898	947
Lehman XS Trust
1.132% due 04/25/2037 ^	55	44
Limerock CLO Ltd.
2.310% due 04/18/2026	20,000	20,053
Long Beach Mortgage Loan Trust
1.132% due 05/25/2036	24,900	15,601
1.312% due 01/25/2046	40	40
1.687% due 08/25/2035	885	886
1.837% due 07/25/2034	239	232
2.032% due 10/25/2034	95	84
2.407% due 03/25/2032	200	195
Madison Park Funding Ltd.
2.275% due 07/20/2026	5,000	5,010
Massachusetts Educational Financing Authority
1.988% due 04/25/2038	763	762
MASTR Asset-Backed Securities Trust
1.112% due 08/25/2036	18,737	12,188
1.132% due 05/25/2037	11	11
1.732% due 12/25/2034 ^	1,996	1,932
1.807% due 10/25/2034	1,234	1,192
MASTR Specialized Loan Trust
1.832% due 05/25/2037	630	211
Merrill Lynch First Franklin Mortgage Loan Trust
2.482% due 10/25/2037	396	356
Merrill Lynch Mortgage Investors Trust
1.042% due 10/25/2037 ^	330	93
1.062% due 09/25/2037	103	39
1.072% due 06/25/2037	872	383
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	2,211	2,410
Morgan Stanley ABS Capital, Inc. Trust
1.042% due 05/25/2037	227	139
1.082% due 11/25/2036	12,129	7,503
1.112% due 01/25/2037	75,184	40,866
1.132% due 06/25/2036	3,314	2,832
1.322% due 03/25/2037	28,756	15,637
2.182% due 06/25/2033	415	408
2.982% due 07/25/2037 ^	478	64
3.382% due 08/25/2034	226	219
Morgan Stanley Dean Witter Capital, Inc. Trust
2.332% due 02/25/2033	123	119
3.457% due 01/25/2032	392	345
Morgan Stanley Mortgage Loan Trust
1.302% due 11/25/2036	1,804	857
Mountain View CLO Ltd.
2.178% due 04/12/2024	8,000	7,989
National Collegiate Student Loan Trust
1.252% due 03/26/2029	55,903	55,185
1.292% due 11/27/2028	1,434	1,427
Navient Private Education Loan Trust
2.650% due 12/15/2028	7,160	7,153
3.910% due 12/15/2045	9,775	10,252
Navient Student Loan Trust
1.582% due 06/25/2065	15,233	15,272
1.832% due 06/25/2065	8,400	8,445
2.079% due 12/27/2066	17,325	17,325
Nelder Grove CLO Ltd.
2.300% due 08/28/2026	33,700	33,737
New Century Home Equity Loan Trust
1.162% due 05/25/2036	395	337
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.602% due 01/25/2036	628	612
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.312% due 03/25/2036	7,620	6,337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina State Education Assistance Authority
1.838% due 07/25/2036	$4,400	$4,377
NovaStar Mortgage Funding Trust
1.082% due 03/25/2037	15	8
1.762% due 05/25/2033	2	2
Oaktree CLO Ltd.
2.250% due 10/20/2026	25,200	25,218
OneMain Financial Issuance Trust
2.470% due 09/18/2024	9,788	9,817
Option One Mortgage Loan Trust
1.762% due 02/25/2035	804	666
1.777% due 05/25/2034	23	22
1.782% due 02/25/2035	28	28
Option One Mortgage Loan Trust Asset-Backed Certificates
1.478% due 08/20/2030	4	4
OZLM Ltd.
2.052% due 01/20/2027	18,500	18,491
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.717% due 03/25/2035	2,500	2,397
1.957% due 10/25/2034	619	614
2.032% due 10/25/2034	11,119	9,956
2.092% due 12/25/2034	2,268	2,263
Popular ABS Mortgage Pass-Through Trust
1.442% due 09/25/2035	4,000	3,891
4.071% due 01/25/2036 ^	208	152
RAAC Trust
1.322% due 02/25/2036	7,650	7,327
1.382% due 06/25/2047	6,806	6,553
1.462% due 03/25/2037	4,031	3,941
2.182% due 09/25/2047	9,030	8,974
3.482% due 12/25/2035	1,447	1,475
Renaissance Home Equity Loan Trust
2.082% due 09/25/2037	750	433
2.182% due 08/25/2032	1,826	1,745
2.222% due 03/25/2033	15	15
4.934% due 08/25/2035	140	141
Residential Asset Mortgage Products Trust
1.282% due 05/25/2036 ^	31,141	25,629
1.762% due 02/25/2033	4	3
5.510% due 04/25/2034	798	861
5.547% due 07/25/2034 ^	1,424	1,359
5.707% due 08/25/2034 ^	2,113	2,099
Residential Asset Securities Corp. Trust
1.132% due 01/25/2037	8,530	7,991
1.232% due 04/25/2037	19,792	19,035
1.252% due 05/25/2037	4,838	4,736
1.412% due 01/25/2036	15,400	12,742
1.562% due 06/25/2033	906	757
1.627% due 03/25/2035	2,979	2,927
1.777% due 01/25/2035	53	51
5.120% due 12/25/2033	284	263
Residential Funding Home Loan Trust
1.272% due 12/25/2032	1	1
6.230% due 06/25/2037	5,000	4,799
SACO Trust
1.342% due 05/25/2036	936	1,643
1.502% due 06/25/2036 ^	187	411
SACO, Inc.
1.732% due 07/25/2035	1,223	1,169
Saxon Asset Securities Trust
1.482% due 03/25/2032	282	268
1.522% due 03/25/2035	685	637
Securitized Asset-Backed Receivables LLC Trust
1.032% due 10/25/2036 ^	1,323	761
1.132% due 12/25/2036	31,259	18,440
Security National Mortgage Loan Trust
1.632% due 11/25/2034	618	547
SG Mortgage Securities Trust
1.112% due 07/25/2036	68,071	40,197
SLC Student Loan Trust
1.927% due 11/25/2042	3,839	3,854
2.031% due 06/15/2021	5,400	5,251
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024	136	136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.321% due 12/15/2023	$4,329	$4,300
SLM Private Education Loan Trust
3.162% due 06/16/2042	22,605	23,661
4.540% due 10/17/2044	11,040	11,482
SLM Student Loan Trust
1.148% due 01/27/2025	13,845	13,803
1.938% due 07/25/2023	17,100	16,913
2.331% due 12/15/2033	2,452	2,460
2.738% due 07/25/2023	25,029	25,598
SoFi Professional Loan Program LLC
1.550% due 03/26/2040	19,100	19,067
1.830% due 05/25/2040	23,468	23,466
Soundview Home Loan Trust
1.242% due 12/25/2035	541	539
2.282% due 11/25/2033	65	64
South Carolina Student Loan Corp.
2.055% due 09/03/2024	600	595
Specialty Underwriting & Residential Finance Trust
1.482% due 09/25/2036	1,000	809
1.882% due 06/25/2036	16,022	12,593
2.182% due 10/25/2035	120	99
Structured Asset Investment Loan Trust
1.642% due 04/25/2035	13,599	13,402
1.747% due 08/25/2035	1,500	1,274
1.957% due 09/25/2034	100	90
2.257% due 12/25/2034	813	589
2.407% due 04/25/2034	36	33
Structured Asset Securities Corp. Mortgage Loan Trust
1.072% due 06/25/2037	211	208
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	88	86
Symphony CLO Ltd.
1.773% due 01/15/2024	11,036	11,055
Trapeza CDO Ltd.
1.925% due 11/16/2034	715	697
Truman Capital Mortgage Loan Trust
1.732% due 12/25/2032	23	24
UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^	471	463
Utah State Board of Regents
1.521% due 01/25/2057	18,400	18,374
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	12,205	12,294
VOLT LLC
3.500% due 03/25/2047	32,720	32,816
3.500% due 03/25/2055	4,984	5,015
Voya CLO Ltd.
2.343% due 10/15/2022	29,274	29,315
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036	114	55
Wells Fargo Home Equity Asset-Backed Securities Trust
2.032% due 02/25/2035	3,500	3,283
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.612% due 04/25/2034	96	89

Total Asset-Backed Securities (Cost $1,832,934)		1,857,634

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (e) 0.0%
		1,581

U.S. TREASURY BILLS 0.0%
0.730% due 04/20/2017 - 04/27/2017 (c)(d)(i)	948	948

Total Short-Term Instruments (Cost $2,529)		2,529

Total Investments in Securities (Cost $3,383,364)		3,433,917

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.8%

SHORT-TERM INSTRUMENTS 16.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.8%
PIMCO Short-Term Floating NAV Portfolio III	60,435,519	$597,466

Total Short-Term Instruments (Cost $597,415)		597,466

Total Investments in Affiliates (Cost $597,415)		597,466

Total Investments 113.3% (Cost $3,980,779)		$4,031,383

Financial Derivative Instruments (f)(h) (0.3)%
(Cost or Premiums, net $(27,297))		(10,365)

Other Assets and Liabilities, net (13.0)%		(461,920)

Net Assets 100.0%		$3,559,098

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$1,581	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,617)	$1,581	$1,581

Total Repurchase Agreements						$(1,617)	$1,581	$1,581

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	05/01/2047	$2,000	$(2,132)	$(2,142)

Total Short Sales				$(2,132)	$(2,142)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,581	$0	$0	$1,581	$(1,617)	$(36)

Total Borrowings and Other Financing Transactions	$1,581	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(286) at a weighted average interest rate of 0.022%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Long	06/2017	809	$151	$63	$0

Total Futures Contracts				$151	$63	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/15/2023	$42,500	$213	$(222)	$0	$(51)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	105,400	5,462	(633)	0	(165)
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027	13,600	1,142	(36)	0	(20)

					$6,817	$(891)	$0	$(236)

Total Swap Agreements					$6,817	$(891)	$0	$(236)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(g)	Securities with an aggregate market value of $5,966 and cash of $525 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$63	$0	$63	$0	$0	$ (236)	$ (236)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
BRC	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240)%	02/25/2035	$65	$0	$35	$35	$0
JPM	UBS Commercial Mortgage Trust 0.900% due 09/15/2040	(1.170)	09/15/2040	1,000	0	460	460	0
RYL	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.790% due 01/25/2034	(1.730)	01/25/2034	175	0	43	43	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	(0.700)	05/25/2033	2,500	0	20	20	0

					$ 0	$558	$558	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$256	$0	$(14)	$0	$(14)
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960	09/25/2034	567	(193)	195	2	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.790% due 01/25/2034	2.790	01/25/2034	175	0	(43)	0	(43)
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	3.150	05/25/2033	2,500	0	55	55	0
	Auto Loan ABS 2017 2.25-100% due 10/20/2022	0.600	10/20/2022	31,423	0	(6)	0	(6)
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690	07/25/2035	421	(147)	82	0	(65)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.110% due 12/25/2034	1.110	12/25/2034	454	(145)	146	1	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.930% due 11/25/2034	0.930	11/25/2034	46	(13)	13	0	0
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950	11/25/2034	0	(1)	1	0	0

					$ (499)	$429	$58	$(128)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$31,182	$(6,921)	$3,105	$0	$(3,816)
DUB	ABX.HE.AA.6-2 Index	0.170	05/25/2046	144	(58)	(3)	0	(61)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	26,896	(615)	602	0	(13)
FBF	ABX.HE.AA.7-1 Index	0.150	08/25/2037	1,565	(1,327)	826	0	(501)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	33,000	(1,119)	921	0	(198)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047	10,805	(404)	339	0	(65)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	89,100	(4,013)	2,812	0	(1,201)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	81,800	(5,071)	3,321	0	(1,750)
JPS	CMBX.NA.AAA.6 Index	0.500	05/11/2063	24,903	(539)	527	0	(12)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	71,400	(3,276)	2,313	0	(963)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	21,400	(2,044)	106	0	(1,938)
MYC	CMBX.NA.AAA.6 Index	0.500	05/11/2063	24,903	(540)	528	0	(12)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	25,000	(871)	721	0	(150)

					$(26,798)	$16,118	$0	$(10,680)

Total Swap Agreements					$(27,297)	$17,105	$616	$(10,808)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $11,669 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$0	$(3,830)	$(3,830)	$(3,830)	$4,124	$294
BRC	0	0	35	35	0	0	0	0	35	(200)	(165)
DUB	0	0	0	0	0	0	(74)	(74)	(74)	155	81
FBF	0	0	0	0	0	0	(699)	(699)	(699)	799	100
GST	0	0	58	58	0	0	(3,130)	(3,130)	(3,072)	3,328	256
JPM	0	0	460	460	0	0	0	0	460	(610)	(150)
JPS	0	0	0	0	0	0	(2,913)	(2,913)	(2,913)	2,933	20
MYC	0	0	0	0	0	0	(162)	(162)	(162)	36	(126)
RYL	0	0	63	63	0	0	0	0	63	(300)	(237)

Total Over the Counter	$0	$0	$616	$616	$0	$0	$(10,808)	$(10,808)

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63

Over the counter
Swap Agreements	$0	$616	$0	$0	$0	$616

	$0	$616	$0	$0	$63	$679

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$236	$236

Over the counter
Swap Agreements	$0	$10,808	$0	$0	$0	$10,808

	$0	$10,808	$0	$0	$236	$11,044

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(762)	$(762)
Swap Agreements	0	0	0	0	15,867	15,867

	$0	$0	$0	$0	$15,105	$15,105

Over the counter
Swap Agreements	$0	$5,589	$0	$0	$0	$5,589

	$0	$5,589	$0	$0	$15,105	$20,694

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$107	$107
Swap Agreements	0	0	0	0	(2,995)	(2,995)

	$0	$0	$0	$0	$(2,888)	$(2,888)

Over the counter
Swap Agreements	$0	$13,690	$0	$0	$0	$13,690

	$0	$13,690	$0	$0	$(2,888)	$10,802

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,558	$0	$3,558
Industrials	0	8,636	0	8,636
Municipal Bonds & Notes
Texas	0	625	0	625
West Virginia	0	3,227	0	3,227
U.S. Government Agencies	0	588,489	0	588,489
U.S. Treasury Obligations	0	50,606	0	50,606
Non-Agency Mortgage-Backed Securities	0	888,525	30,088	918,613
Asset-Backed Securities	0	1,816,843	40,791	1,857,634
Short-Term Instruments
Repurchase Agreements	0	1,581	0	1,581
U.S. Treasury Bills	0	948	0	948

	$0	$3,363,038	$70,879	$3,433,917

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$597,466	$0	$0	$597,466

Total Investments	$597,466	$3,363,038	$70,879	$4,031,383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,142)	$0	$(2,142)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	63	0	0	63
Over the counter	0	616	0	616

	$63	$616	$0	$679

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(236)	0	(236)
Over the counter	0	(10,802)	(6)	(10,808)

	$0	$(11,038)	$(6)	$(11,044)

Total Financial Derivative Instruments	$63	$(10,422)	$(6)	$(10,365)

Totals	$597,529	$3,350,474	$70,873	$4,018,876

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$33,671	$0	$(4,446)	$138	$557	$168	$0	$0	$30,088	$93
Asset-Backed Securities	0	40,791	0	0	0	0	0	0	40,791	0

	$33,671	$40,791	$(4,446)	$138	$557	$168	$0	$0	$70,879	$93

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$(4,356)	$0	$4,356	$(6)	$0	$0	$(6)	$(6)

Totals	$33,671	$40,791	$(8,802)	$138	$4,913	$162	$0	$0	$70,873	$87

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$30,088	Third Party Vendor	Broker Quote	82.530-86.500
Asset-Backed Securities	40,791	Third Party Vendor	Broker Quote	99.992-100.000

Financial Derivative Instruments - Assets
Over the counter	(6)	Indicative Market Quotation	Broker Quote	0.000

Total	$70,873

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO Emerging Markets Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.1%

ARGENTINA 2.4%

SOVEREIGN ISSUES 2.4%
Argentine Government International Bond
6.250% due 04/22/2019		$8,000	$8,468
8.750% due 06/02/2017		8,000	8,128

Total Argentina (Cost $16,268)			16,596

BERMUDA 0.8%

CORPORATE BONDS & NOTES 0.8%
Ooredoo International Finance Ltd.
7.875% due 06/10/2019		$5,000	5,585

Total Bermuda (Cost $5,300)			5,585

BRAZIL 21.2%

CORPORATE BONDS & NOTES 8.5%
Caixa Economica Federal
2.375% due 11/06/2017		$6,750	6,768
4.250% due 05/13/2019		6,000	6,137
4.500% due 10/03/2018		5,500	5,632
CSN Islands Corp.
6.875% due 09/21/2019 (f)		1,000	865
6.875% due 09/21/2019		400	346
Itau Unibanco Holding S.A.
2.850% due 05/26/2018		3,000	3,023
5.750% due 01/22/2021 (f)		1,000	1,071
Petrobras Global Finance BV
6.125% due 01/17/2022		1,600	1,682
6.750% due 01/27/2041		100	94
7.875% due 03/15/2019		5,000	5,452
8.375% due 05/23/2021		23,850	27,040

			58,110

SOVEREIGN ISSUES 12.7%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		4,074	4,261
Brazil Government International Bond
5.625% due 02/21/2047		5,000	4,862
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (b)	BRL	260,900	77,735

			86,858

Total Brazil (Cost $138,607)			144,968

CAYMAN ISLANDS 1.5%

CORPORATE BONDS & NOTES 1.5%
Baidu, Inc.
2.750% due 06/09/2019		$1,400	1,418
3.000% due 06/30/2020		300	305
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		2,200	2,398
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		8,223	4,543
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (d)		839	315
6.750% due 10/01/2023 (d)		3,308	1,240

Total Cayman Islands (Cost $15,403)			10,219

CHILE 1.7%

CORPORATE BONDS & NOTES 1.7%
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019		$10,500	11,509
Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		179	176

Total Chile (Cost $11,579)			11,685

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 5.6%

CORPORATE BONDS & NOTES 5.6%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$1,000	$1,063
Sinopec Group Overseas Development Ltd.
1.790% due 04/10/2017		35,100	35,101
4.375% due 04/10/2024		2,000	2,115

Total China (Cost $38,096)			38,279

COLOMBIA 1.4%

CORPORATE BONDS & NOTES 1.4%
Ecopetrol S.A.
5.375% due 06/26/2026		$560	574
5.875% due 05/28/2045		3,100	2,847
7.625% due 07/23/2019		5,500	6,119

Total Colombia (Cost $9,227)			9,540

CZECH REPUBLIC 0.8%

SOVEREIGN ISSUES 0.8%
Czech Republic Government International Bond
0.850% due 03/17/2018	CZK	130,600	5,239

Total Czech Republic (Cost $5,297)			5,239

HONG KONG 2.7%

CORPORATE BONDS & NOTES 2.7%
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		$5,000	5,001
CNPC General Capital Ltd.
1.936% due 05/14/2017		10,000	10,003
2.750% due 05/14/2019		3,000	3,032
3.400% due 04/16/2023		500	508

Total Hong Kong (Cost $18,489)			18,544

INDONESIA 0.9%

SOVEREIGN ISSUES 0.9%
Indonesia Government International Bond
6.750% due 01/15/2044		$2,400	3,091
11.625% due 03/04/2019		2,400	2,841

Total Indonesia (Cost $5,555)			5,932

KAZAKHSTAN 0.8%

CORPORATE BONDS & NOTES 0.8%
Kazakhstan Temir Zholy Finance Co. JSC
6.375% due 10/06/2020		$5,000	5,419
Samruk-Energy JSC
3.750% due 12/20/2017		400	401

Total Kazakhstan (Cost $5,586)			5,820

LUXEMBOURG 1.9%

CORPORATE BONDS & NOTES 1.9%
Gazprom OAO Via Gaz Capital S.A.
3.700% due 07/25/2018	EUR	1,000	1,107
8.146% due 04/11/2018		$5,750	6,093
9.250% due 04/23/2019		650	730
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		300	302
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		4,000	4,214
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		500	525

Total Luxembourg (Cost $12,696)			12,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 6.5%

CORPORATE BONDS & NOTES 4.2%
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	$5,025
BBVA Bancomer S.A.
6.500% due 03/10/2021		7,000	7,700
6.750% due 09/30/2022		2,000	2,245
Petroleos Mexicanos
3.044% due 07/18/2018		5,500	5,596
3.500% due 07/18/2018		6,500	6,614
3.750% due 03/15/2019	EUR	1,000	1,121
5.750% due 03/01/2018		$407	420

			28,721

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
6.500% due 06/10/2021	MXN	150,000	7,919
8.500% due 12/13/2018		470	26
10.000% due 12/05/2024		129,000	8,112

			16,057

Total Mexico (Cost $48,006)			44,778

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.500% due 10/25/2019	PLN	96	26

Total Poland (Cost $29)			26

QATAR 0.4%

SOVEREIGN ISSUES 0.4%
Qatar Government International Bond
6.550% due 04/09/2019		$2,400	2,617

Total Qatar (Cost $2,529)			2,617

RUSSIA 0.5%

CORPORATE BONDS & NOTES 0.5%
ALROSA Finance S.A.
7.750% due 11/03/2020		$3,000	3,443

Total Russia (Cost $3,085)			3,443

SINGAPORE 0.0%

SOVEREIGN ISSUES 0.0%
Singapore Government International Bond
2.500% due 06/01/2019	SGD	70	51

Total Singapore (Cost $50)			51

SOUTH AFRICA 0.9%

CORPORATE BONDS & NOTES 0.9%
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		$6,100	6,147

Total South Africa (Cost $6,033)			6,147

SOUTH KOREA 0.8%

SOVEREIGN ISSUES 0.8%
Export-Import Bank of Korea
2.625% due 12/30/2020		$500	502
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,600	2,605
Korea Hydro & Nuclear Power Co. Ltd.
1.830% due 05/22/2017		2,500	2,499

Total South Korea (Cost $5,612)			5,606

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$1,828	$1,917

Total United Arab Emirates (Cost $1,873)		1,917

UNITED STATES 1.8%

ASSET-BACKED SECURITIES 0.1%
GSAA Home Equity Trust
1.282% due 03/25/2037	$359	236
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	333	161

		397

CORPORATE BONDS & NOTES 1.4%
Bank of America Corp.
6.875% due 04/25/2018	2,400	2,526
Rio Oil Finance Trust
9.250% due 07/06/2024	3,637	3,700
9.750% due 01/06/2027	2,816	2,851
Wachovia Corp.
5.750% due 02/01/2018	900	929

		10,006

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Banc of America Mortgage Trust
3.449% due 02/25/2036 ^	19	18
Bear Stearns Adjustable Rate Mortgage Trust
3.260% due 03/25/2035	1,077	1,087
Chase Mortgage Finance Trust
3.178% due 03/25/2037 ^	52	49
Citigroup Mortgage Loan Trust, Inc.
3.058% due 07/25/2046 ^	30	26
3.534% due 03/25/2034	7	7
Countrywide Home Loan Mortgage Pass-Through Trust
3.023% due 10/20/2035	101	89
3.140% due 09/25/2047 ^	24	23
HarborView Mortgage Loan Trust
3.381% due 08/19/2036 ^	11	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luminent Mortgage Trust
0.958% due 12/25/2036 ^	$38	$33
MASTR Adjustable Rate Mortgages Trust
1.222% due 05/25/2037	167	105
Merrill Lynch Alternative Note Asset Trust
1.282% due 03/25/2037	322	139
3.392% due 06/25/2037 ^	242	176
Merrill Lynch Mortgage-Backed Securities Trust
3.502% due 04/25/2037 ^	38	33
Morgan Stanley Mortgage Loan Trust
2.996% due 06/25/2036	12	12
Sequoia Mortgage Trust
2.960% due 01/20/2047 ^	23	18
WaMu Mortgage Pass-Through Certificates Trust
2.456% due 04/25/2037 ^	32	28
2.497% due 01/25/2037 ^	47	42
2.540% due 05/25/2037 ^	62	50
2.716% due 12/25/2036 ^	29	27
2.770% due 12/25/2036 ^	107	101
2.880% due 09/25/2036 ^	52	49

		2,122

Total United States (Cost $12,356)		12,525

VIRGIN ISLANDS (BRITISH) 1.7%

CORPORATE BONDS & NOTES 1.7%
Gerdau Trade, Inc.
5.750% due 01/30/2021	$1,700	1,792
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,000	2,015
Rosneft Finance S.A.
7.875% due 03/13/2018	7,327	7,697

Total Virgin Islands (British) (Cost $11,067)		11,504

SHORT-TERM INSTRUMENTS 21.5%

REPURCHASE AGREEMENTS (e) 5.5%
		37,617

ARGENTINA TREASURY BILLS 7.1%
1.540% due 04/17/2017 - 12/15/2017 (a)(b)(c)	$49,300	48,618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC TREASURY BILLS 0.6%
(0.568)% due 09/29/2017 (b)(c)	CZK	105,000	$4,158

MEXICO TREASURY BILLS 3.6%
6.658% due 05/25/2017 - 01/04/2018 (a)(b)	MXN	480,700	25,017

U.S. TREASURY BILLS 4.7%
0.609% due 04/20/2017 - 04/27/2017 (a)(b)(i)		$32,061	32,049

Total Short-Term Instruments (Cost $146,181)			147,459

Total Investments in Securities (Cost $518,924)			521,451

		SHARES
INVESTMENTS IN AFFILIATES 29.7%

SHORT-TERM INSTRUMENTS 29.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.7%
PIMCO Short-Term Floating NAV Portfolio III		20,630,765	203,956

Total Short-Term Instruments (Cost $203,953)			203,956

Total Investments in Affiliates (Cost $203,953)			203,956

Total Investments 105.8% (Cost $722,877)			$725,407

Financial Derivative Instruments (g)(h) (1.9)% (Cost or Premiums, net $(2,262))			(12,700)

Other Assets and Liabilities, net (3.9)%			(27,004)

Net Assets 100.0%			$685,703

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	07/23/2015	$ 601	$315	0.05%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	07/15/2015 - 07/16/2015	2,545	1,240	0.18

				$ 3,146	$1,555	0.23%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	0.960%	03/31/2017	04/03/2017	$31,700	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2025	$(32,465)	$31,700	$31,703
SSB	0.050	03/31/2017	04/03/2017	5,917	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(6,036)	5,917	5,917

Total Repurchase Agreements						$(38,501)	$37,617	$37,620

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BRC	(1.500)%	08/03/2016	TBD	(4)	$(652)	$(644)
JML	(0.650)	03/22/2017	06/20/2017		(1,064)	(1,064)

Total Reverse Repurchase Agreements						$(1,708)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $1,936 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPG	$31,703	$0	$0	$31,703	$(32,465)	$(762)
BRC	0	(644)	0	(644)	609	(35)
JML	0	(1,064)	0	(1,064)	1,071	7
SSB	5,917	0	0	5,917	(6,036)	(119)

Total Borrowings and Other Financing Transactions	$37,620	$(1,708)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(1,064)	$(644)	$(1,708)

Total Borrowings	$0	$0	$(1,064)	$(644)	$(1,708)

Gross amount of recognized liabilities for reverse repurchase agreements					$(1,708)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(2,787) at a weighted average interest rate of (1.495)%.
(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.520%	09/07/2018	MXN	256,700	$(311)	$34	$4	$0
Pay	28-Day MXN-TIIE	5.530	09/11/2018		175,000	(211)	25	3	0
Pay	28-Day MXN-TIIE	5.240	10/05/2018		170,000	(255)	23	2	0

						$(777)	$82	$9	$0

Total Swap Agreements						$(777)	$82	$9	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $801 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$9	$9	$0	$0	$0	$0

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	13,409		$14,223	$0	$(81)
	07/2017	ILS	2,993		826	0	(3)
	12/2017	CNH	2,988		416	0	(11)
BPS	04/2017	BRL	115,753		37,261	287	0
	04/2017		$36,625	BRL	115,752	400	(51)
	04/2017		15,607	EUR	14,471	0	(169)
	05/2017	EUR	14,471		$15,627	170	0
	05/2017		$37,041	BRL	115,752	0	(310)
	06/2017	PHP	64,553		$1,271	0	(8)
	07/2017	BRL	73,900		25,370	2,250	0
	07/2017	MXN	67,100		3,279	0	(248)
	08/2017		25,000		1,252	0	(57)
	03/2018		156,000		7,460	0	(474)
CBK	04/2017	BRL	42,829		13,518	0	(163)
	04/2017		$13,674	BRL	42,829	7	0
	06/2017	KRW	108,951,530		$96,315	0	(1,260)
	08/2017	MXN	204,400		10,048	0	(649)
	12/2017	CNH	2,350		327	0	(9)
DUB	04/2017	BRL	19,601		6,186	0	(75)
	04/2017	ILS	2,993		793	0	(33)
	04/2017		$6,273	BRL	19,601	0	(12)
	04/2017		1,978	RUB	118,250	114	0
	12/2017	CNH	5,924		$825	0	(22)
	01/2018	BRL	180,500		50,821	0	(3,722)
FBF	06/2017	TWD	5,801,837		190,412	0	(1,370)
GLM	04/2017	EUR	1,062		1,123	0	(10)
	04/2017	MXN	146,591		7,065	0	(749)
	05/2017		33,600		1,655	0	(125)
	01/2018		14,000		684	0	(34)
HUS	04/2017		$1,324	INR	90,967	78	0
	12/2017	CNH	16,607		$2,278	0	(97)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2017	BRL	72,000		$20,316	$0	$(2,683)
	04/2017		$23,089	BRL	72,000	1	(91)
	04/2017		529	MXN	10,364	24	0
	06/2017	THB	23,170		$660	0	(14)
	08/2017	MXN	33,600		1,635	0	(123)
	09/2017	CZK	105,000		4,248	27	0
	01/2018	BRL	80,400		22,225	0	(2,070)
	03/2018		$7,857	MXN	156,000	78	0
MSB	06/2017	SGD	147,188		$104,550	0	(735)
NGF	06/2017	MXN	9,000		445	0	(32)
	07/2017		9,000		443	0	(31)
	08/2017		14,000		683	0	(48)
	11/2017		46,000		2,231	0	(139)
SCX	04/2017	BRL	42,829		13,518	0	(163)
	04/2017		$13,672	BRL	42,829	9	0
	05/2017		208	PLN	829	1	0
	06/2017	KRW	10,746,074		$9,333	0	(291)
SOG	06/2017		$1,117	HKD	8,666	0	0
	08/2017	TRY	6,185		$1,615	0	(24)
	03/2018	CZK	132,646		5,433	31	0
TOR	08/2017	MXN	25,000		1,246	0	(62)
UAG	06/2017	KRW	32,637,197		28,462	0	(767)
	06/2017	MYR	53,991		11,986	0	(128)
	06/2017		$226	IDR	3,052,000	2	0
	12/2017	CNH	8,371		$1,167	0	(30)

Total Forward Foreign Currency Contracts						$3,479	$(17,173)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	4.250	11/17/2017	$ 15,000	$(435)	$(57)
HUS	Put - OTC USD versus MXN	MXN	19.675	04/06/2017	10,000	(87)	(499)

						$(522)	$(556)

Total Written Options						$(522)	$(556)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$180,000	$1,035,000	$0	$(785,000)	$(405,000)	$25,000
Premiums	$(2,010)	$(9,142)	$0	$6,598	$4,032	$(522)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	12/20/2019	0.396%	$ 15,000	$67	$182	$249	$0
	Mexico Government International Bond	1.000	03/20/2020	0.688	50,000	(146)	619	473	0
BPS	Colombia Government International Bond	1.000	12/20/2017	0.260	10,000	(23)	81	58	0
BRC	Argentine Republic Government International Bond	5.000	06/20/2021	2.984	500	9	31	40	0
	Mexico Government International Bond	1.000	03/20/2020	0.688	13,500	27	101	128	0
	Penerbangan Malaysia Bhd.	1.000	09/20/2020	0.696	5,000	(60)	113	53	0
CBK	Brazil Government International Bond	1.000	06/20/2017	0.432	10,000	(250)	267	17	0
	Brazil Government International Bond	1.000	12/20/2017	0.465	10,000	(453)	496	43	0
DUB	Brazil Government International Bond	1.000	06/20/2023	2.578	400	(52)	17	0	(35)
	Colombia Government International Bond	1.000	06/20/2019	0.507	10,000	5	107	112	0
	Petroleos Mexicanos	1.000	06/20/2018	0.767	5,000	(69)	85	16	0

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Colombia Government International Bond	1.000%	06/20/2019	0.507%	$ 100	$(4)	$5	$1	$0
GST	Argentine Republic Government International Bond	5.000	06/20/2021	2.984	500	5	35	40	0
	Brazil Government International Bond	1.000	09/20/2017	0.441	2,000	(74)	80	6	0
	Brazil Government International Bond	1.000	09/20/2019	1.070	1,000	(107)	106	0	(1)
	Colombia Government International Bond	1.000	06/20/2017	0.204	9,000	16	4	20	0
	Colombia Government International Bond	1.000	12/20/2018	0.458	5,000	(57)	105	48	0
	Petrobras Global Finance BV	1.000	12/20/2019	1.576	1,000	(111)	96	0	(15)
HUS	Brazil Government International Bond	1.000	09/20/2017	0.441	20,000	(326)	387	61	0
	China Government International Bond	1.000	12/20/2018	0.246	15,000	114	86	200	0
JPM	Brazil Government International Bond	1.000	06/20/2017	0.432	2,500	(63)	67	4	0
	Penerbangan Malaysia Bhd.	1.000	09/20/2020	0.696	10,000	(131)	237	106	0

						$(1,683)	$3,307	$1,675	$(51)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	28-Day MXN-TIIE	5.750%	06/11/2018	MXN	95,000	$(57)	$(26)	$0	$(83)

Total Swap Agreements							$(1,740)	$3,281	$1,675	$(134)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $16,260 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$722	$722	$(95)	$0	$0	$(95)	$627	$(400)	$227
BPS	3,107	0	58	3,165	(1,317)	0	0	(1,317)	1,848	(1,440)	408
BRC	0	0	221	221	0	0	0	0	221	0	221
CBK	7	0	60	67	(2,081)	0	0	(2,081)	(2,014)	2,211	197
DUB	114	0	128	242	(3,864)	(57)	(35)	(3,956)	(3,714)	1,751	(1,963)
FBF	0	0	1	1	(1,370)	0	0	(1,370)	(1,369)	1,951	582
GLM	0	0	0	0	(918)	0	(83)	(1,001)	(1,001)	994	(7)
GST	0	0	114	114	0	0	(16)	(16)	98	0	98
HUS	78	0	261	339	(97)	(499)	0	(596)	(257)	97	(160)
JPM	130	0	110	240	(4,981)	0	0	(4,981)	(4,741)	4,865	124
MSB	0	0	0	0	(735)	0	0	(735)	(735)	1,180	445
NGF	0	0	0	0	(250)	0	0	(250)	(250)	167	(83)
SCX	10	0	0	10	(454)	0	0	(454)	(444)	114	(330)
SOG	31	0	0	31	(24)	0	0	(24)	7	0	7
TOR	0	0	0	0	(62)	0	0	(62)	(62)	49	(13)
UAG	2	0	0	2	(925)	0	0	(925)	(923)	920	(3)

Total Over the Counter	$3,479	$0	$1,675	$5,154	$(17,173)	$(556)	$(134)	$(17,863)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	59

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,479	$0	$3,479
Swap Agreements	0	1,675	0	0	0	1,675

	$0	$1,675	$0	$3,479	$0	$5,154

	$0	$1,675	$0	$3,479	$9	$5,163

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,173	$0	$17,173
Written Options	0	0	0	556	0	556
Swap Agreements	0	51	0	0	83	134

	$0	$51	$0	$17,729	$83	$17,863

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(10,807)	$(10,807)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,205	$0	$18,205
Written Options	0	0	0	6,597	0	6,597
Swap Agreements	0	5,186	0	0	(1,591)	3,595

	$0	$5,186	$0	$24,802	$(1,591)	$28,397

	$0	$5,186	$0	$24,802	$(12,398)	$17,590

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(823)	$(823)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(61,865)	$0	$(61,865)
Written Options	0	0	0	3,386	0	3,386
Swap Agreements	0	2,540	0	0	1,413	3,953

	$0	$2,540	$0	$(58,479)	$1,413	$(54,526)

	$0	$2,540	$0	$(58,479)	$590	$(55,349)

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$16,596	$0	$16,596
Bermuda
Corporate Bonds & Notes	0	5,585	0	5,585
Brazil
Corporate Bonds & Notes	0	58,110	0	58,110
Sovereign Issues	0	86,858	0	86,858
Cayman Islands
Corporate Bonds & Notes	0	10,219	0	10,219
Chile
Corporate Bonds & Notes	0	11,685	0	11,685
China
Corporate Bonds & Notes	0	38,279	0	38,279
Colombia
Corporate Bonds & Notes	0	9,540	0	9,540
Czech Republic
Sovereign Issues	0	5,239	0	5,239
Hong Kong
Corporate Bonds & Notes	0	18,544	0	18,544
Indonesia
Sovereign Issues	0	5,932	0	5,932
Kazakhstan
Corporate Bonds & Notes	0	5,820	0	5,820
Luxembourg
Corporate Bonds & Notes	0	12,971	0	12,971
Mexico
Corporate Bonds & Notes	0	28,721	0	28,721
Sovereign Issues	0	16,057	0	16,057
Poland
Sovereign Issues	0	26	0	26
Qatar
Sovereign Issues	0	2,617	0	2,617
Russia
Corporate Bonds & Notes	0	3,443	0	3,443
Singapore
Sovereign Issues	0	51	0	51
South Africa
Corporate Bonds & Notes	0	6,147	0	6,147

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
South Korea
Sovereign Issues	$0	$5,606	$0	$5,606
United Arab Emirates
Corporate Bonds & Notes	0	1,917	0	1,917
United States
Asset-Backed Securities	0	397	0	397
Corporate Bonds & Notes	0	10,006	0	10,006
Non-Agency Mortgage-Backed Securities	0	2,122	0	2,122
Virgin Islands (British)
Corporate Bonds & Notes	0	11,504	0	11,504
Short-Term Instruments
Repurchase Agreements	0	37,617	0	37,617
Argentina Treasury Bills	0	48,618	0	48,618
Czech Republic Treasury Bills	0	4,158	0	4,158
Mexico Treasury Bills	0	25,017	0	25,017
U.S. Treasury Bills	0	32,049	0	32,049

	$0	$521,451	$0	$521,451

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$203,956	$0	$0	$203,956

Total Investments	$203,956	$521,451	$0	$725,407

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	9	0	9
Over the counter	0	5,154	0	5,154

	$0	$5,163	$0	$5,163

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(17,863)	$0	$(17,863)

Total Financial Derivative Instruments	$0	$(12,700)	$0	$(12,700)

Totals	$203,956	$508,751	$0	$712,707

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	61

Schedule of Investments PIMCO High Yield Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 14.8%
Ancestry.com Operations, Inc.
4.250% due 10/19/2023		$891	$900
9.270% due 10/19/2024		5,000	5,146
CBS Radio, Inc.
4.500% due 10/17/2023		226	229
CenturyLink, Inc.
6.000% due 02/17/2018		25,000	24,869
Community Health Systems, Inc.
4.000% - 4.054% due 01/27/2021		305	301
EB Holdings
TBD% - 11.000% due 03/31/2049	EUR	8,869	2,313
Eldorado Resorts LLC
4.250% due 07/23/2022		$197	197
Endo Luxembourg Finance Co. SARL
4.000% due 09/26/2022		1,580	1,583
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		47,660	47,700
Manitowoc Foodservice, Inc.
4.000% due 03/03/2023		423	428
Neiman Marcus Group Ltd. LLC
4.250% due 10/25/2020		3,974	3,208
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021		827	822
Quest Software U.S. Holdings, Inc.
7.000% due 10/31/2022		299	304
Restaurant Brands International, Inc.
3.250% due 02/14/2024		1,000	1,000
TEX Operations Co. LLC
3.732% due 08/04/2023		1,397	1,396
Valeant Pharmaceuticals International, Inc.
5.450% due 08/05/2020		2,184	2,192
5.570% due 04/01/2022		1,415	1,422

Total Loan Participations and Assignments (Cost $101,139)			94,010

CORPORATE BONDS & NOTES 94.9%

BANKING & FINANCE 31.8%
Ally Financial, Inc.
4.125% due 03/30/2020 (i)		6,325	6,467
4.250% due 04/15/2021		3,500	3,579
4.625% due 03/30/2025 (i)		10,000	9,987
8.000% due 11/01/2031		4,015	4,816
Arrow Global Finance PLC
4.750% due 05/01/2023	EUR	1,500	1,676
5.125% due 09/15/ 2024	GBP	400	521
Banco Pan S.A.
8.500% due 04/23/2020		$2,425	2,543
Barclays PLC
7.875% due 09/15/2022 (e)	GBP	3,000	3,905
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$42,600	42,786
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	600	776
7.500% due 10/01/2023		5,000	6,587
CIT Group, Inc.
5.000% due 08/15/2022		$6,425	6,742
Citigroup, Inc.
6.250% due 08/15/2026 (e)		1,300	1,404
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		1,000	1,020
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		1,000	1,086
Crescent Communities LLC
8.875% due 10/15/2021		3,500	3,658
Exeter Finance Corp.
9.750% due 05/20/2019		7,500	7,185
Fly Leasing Ltd.
6.375% due 10/15/2021		350	361
6.750% due 12/15/2020		1,100	1,156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
6.375% due 03/30/2025 (e)		$400	$408
Icahn Enterprises LP
6.250% due 02/01/2022		250	254
6.750% due 02/01/2024		100	103
Jefferies Finance LLC
6.875% due 04/15/2022		1,700	1,632
7.375% due 04/01/2020		1,100	1,117
7.500% due 04/15/2021		4,575	4,632
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,305	1,328
Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022		2,850	2,879
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	600	686
7.375% due 04/15/2021		$500	532
MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024		1,000	1,060
Nationstar Mortgage LLC
6.500% due 08/01/2018		575	583
6.500% due 07/01/2021		675	687
6.500% due 06/01/2022		2,400	2,412
7.875% due 10/01/2020		7,400	7,678
9.625% due 05/01/2019		4,425	4,549
Navient Corp.
5.500% due 01/25/2023		175	168
5.625% due 08/01/2033		2,000	1,565
5.875% due 03/25/2021		4,250	4,293
6.500% due 06/15/2022		2,000	2,020
6.625% due 07/26/2021		8,800	9,130
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		2,325	2,328
PHH Corp.
6.375% due 08/15/2021		6,942	7,029
7.375% due 09/01/2019 (i)		9,789	10,682
Pinnacol Assurance
8.625% due 06/25/2034 (g)		5,000	5,014
Provident Funding Associates LP
6.750% due 06/15/2021		16,010	16,410
Societe Generale S.A.
7.375% due 09/13/2021 (e)		300	305
Stearns Holdings LLC
9.375% due 08/15/2020		4,285	4,349
TIG FinCo PLC
8.500% due 03/02/2020	GBP	579	745
Uniti Group, Inc.
6.000% due 04/15/2023		$1,000	1,040

			201,873

INDUSTRIALS 48.5%
ADT Corp.
3.500% due 07/15/2022		1,000	963
Afren PLC
6.625% due 12/09/2020 ^		1,952	10
10.250% due 04/08/2019 ^		1,537	8
Alliance Data Systems Corp.
5.875% due 11/01/2021		1,100	1,141
Altice Financing S.A.
6.625% due 02/15/2023		1,500	1,564
American Greetings Corp.
7.875% due 02/15/2025 (i)		300	316
Ardagh Packaging Finance PLC
4.625% due 05/15/2023		3,600	3,640
B&G Foods, Inc.
5.250% due 04/01/2025 (a)		850	860
BCD Acquisition, Inc.
9.625% due 09/15/2023		1,200	1,302
Block Communications, Inc.
6.875% due 02/15/2025		200	213
Boise Cascade Co.
5.625% due 09/01/2024		100	102
Brunswick Rail Finance Designated Activity Co.
6.500% due 11/01/2017		13,290	9,668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^(f)	$6,885	$8,030
11.250% due 06/01/2017 ^(f)	8,003	9,104
California Resources Corp.
5.000% due 01/15/2020 (i)	10,781	8,935
5.500% due 09/15/2021	734	547
6.000% due 11/15/2024	7,679	5,414
8.000% due 12/15/2022	3,268	2,676
CCO Holdings LLC
5.750% due 02/15/2026	2,000	2,105
5.875% due 04/01/2024	2,100	2,221
CDW LLC
5.000% due 09/01/2025	500	511
Centene Corp.
4.750% due 05/15/2022	3,450	3,562
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	4,900	5,127
7.000% due 06/30/2024	2,100	2,323
Chesapeake Energy Corp.
6.625% due 08/15/2020	750	753
Chobani LLC
7.500% due 04/15/2025 (a)	1,000	1,029
CITGO Petroleum Corp.
6.250% due 08/15/2022	1,300	1,323
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	450	459
Cliffs Natural Resources, Inc.
8.250% due 03/31/2020 (i)	8,850	9,591
Coeur Mining, Inc.
7.875% due 02/01/2021	435	453
Community Health Systems, Inc.
6.250% due 03/31/2023	1,900	1,945
Continental Resources, Inc.
5.000% due 09/15/2022	300	304
CSC Holdings LLC
6.750% due 11/15/2021	150	163
CVR Refining LLC
6.500% due 11/01/2022	600	608
Dell, Inc.
5.400% due 09/10/2040	6,050	5,203
6.500% due 04/15/2038 (i)	16,950	16,611
7.100% due 04/15/2028	500	531
Diamond Finance Corp.
8.350% due 07/15/2046 (i)	1,727	2,248
DISH DBS Corp.
5.000% due 03/15/2023	1,250	1,259
6.750% due 06/01/2021	200	216
Dynegy, Inc.
5.875% due 06/01/2023	1,450	1,336
6.750% due 11/01/2019	150	155
7.375% due 11/01/2022	120	119
7.625% due 11/01/2024	3,900	3,739
8.000% due 01/15/2025	5,600	5,390
8.034% due 02/02/2024	1,276	1,212
Eldorado Resorts, Inc.
7.000% due 08/01/2023	1,600	1,722
Endo Finance LLC
5.375% due 01/15/2023	400	347
5.750% due 01/15/2022	1,125	1,029
6.000% due 07/15/2023	925	814
6.000% due 02/01/2025	450	386
First Data Corp.
5.000% due 01/15/2024	2,000	2,042
7.000% due 12/01/2023	4,000	4,300
Gartner, Inc.
5.125% due 04/01/2025	275	281
GFL Environmental, Inc.
9.875% due 02/01/2021	1,600	1,740
HCA Holdings, Inc.
6.250% due 02/15/2021	800	866
HCA, Inc.
5.250% due 06/15/2026	1,250	1,313
5.375% due 02/01/2025	2,500	2,606

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HealthSouth Corp.
5.750% due 09/15/2025		$314	$315
Hexion, Inc.
6.625% due 04/15/2020		400	369
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025		500	501
5.750% due 09/01/2023		250	260
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		1,050	1,063
4.875% due 04/01/2027		800	810
Huntsman International LLC
5.125% due 04/15/2021	EUR	800	941
IHS Markit Ltd.
4.750% due 02/15/2025		$3,000	3,097
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		2,050	1,958
Kinder Morgan, Inc.
8.050% due 10/15/2030		200	243
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		5,000	5,100
LABA Royalty Sub LLC (9.000% Cash or 9.000% PIK)
9.000% due 05/15/2029 (b)		4,356	4,400
Level 3 Financing, Inc.
5.250% due 03/15/2026		500	504
Mallinckrodt International Finance S.A.
5.625% due 10/15/2023 (i)		1,750	1,671
5.750% due 08/01/2022		500	495
Massachusetts Institute of Technology
3.885% due 07/01/2116		500	434
Matterhorn Telecom S.A.
3.625% due 05/01/2022	CHF	1,000	1,013
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		$1,000	635
Minerva Luxembourg S.A.
6.500% due 09/20/2026		3,000	2,943
MPLX LP
4.500% due 07/15/2023 (i)		1,500	1,562
NCL Corp. Ltd.
4.750% due 12/15/2021		8,000	8,140
Novasep Holding S.A.S.
8.000% due 05/31/2019	EUR	8,967	9,183
OGX Austria GmbH
8.500% due 06/01/2018 ^		$1,600	0
Owens-Brockway Glass Container, Inc.
5.875% due 08/15/2023		1,250	1,325
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		2,500	2,609
5.500% due 02/15/2024		1,400	1,460
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		1,500	520
5.500% due 04/12/2037		1,500	514
Platform Specialty Products Corp.
10.375% due 05/01/2021		1,200	1,338
Post Holdings, Inc.
5.000% due 08/15/2026		2,600	2,496
5.500% due 03/01/2025		1,200	1,203
5.750% due 03/01/2027		900	902
Precision Drilling Corp.
6.625% due 11/15/2020		897	906
7.750% due 12/15/2023		1,250	1,322
QGOG Constellation S.A.
6.250% due 11/09/2019		5,600	3,528
Quorum Health Corp.
11.625% due 04/15/2023		2,000	1,752
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		4,425	4,630
5.625% due 04/15/2023		2,350	2,552
5.625% due 03/01/2025		1,250	1,357
5.750% due 05/15/2024		125	136
5.875% due 06/30/2026		1,100	1,215
Sealed Air Corp.
6.875% due 07/15/2033		500	546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sensata Technologies BV
5.625% due 11/01/2024		$750	$785
SFR Group S.A.
6.000% due 05/15/2022		2,250	2,340
7.375% due 05/01/2026		5,000	5,169
Silgan Holdings, Inc.
4.750% due 03/15/2025		900	906
Southwestern Energy Co.
4.100% due 03/15/2022		100	94
Suburban Propane Partners LP
5.750% due 03/01/2025		610	604
Swissport Investments S.A.
6.750% due 12/15/2021	EUR	400	464
T-Mobile USA, Inc.
6.000% due 04/15/2024		$3,425	3,660
6.500% due 01/15/2026		7,000	7,682
Tenet Healthcare Corp.
4.631% due 06/15/2020		1,300	1,315
4.750% due 06/01/2020		1,500	1,540
Tesco PLC
6.150% due 11/15/2037		5,000	5,111
Toll Brothers Finance Corp.
4.875% due 03/15/2027		2,600	2,606
Trinidad Drilling Ltd.
6.625% due 02/15/2025		350	350
United Rentals North America, Inc.
5.500% due 05/15/2027		850	861
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	8,300	6,543
5.375% due 03/15/2020		$8,200	7,370
5.625% due 12/01/2021		925	749
5.875% due 05/15/2023		5,000	3,906
6.125% due 04/15/2025		1,500	1,161
6.500% due 03/15/2022		950	980
Videotron Ltd.
5.125% due 04/15/2027 (a)		1,750	1,750
5.375% due 06/15/2024		875	912
Virgin Australia Pass Through Trust
6.000% due 04/23/2022		35	36
Virgin Media Finance PLC
5.250% due 02/15/2022		2,100	1,974
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	2,500	3,167
6.000% due 01/15/2025		11,420	16,631
Weatherford International Ltd.
7.000% due 03/15/2038		$2,500	2,431
Wolverine World Wide, Inc.
5.000% due 09/01/2026		300	283
WPX Energy, Inc.
7.500% due 08/01/2020		2,300	2,449
XFIT Brands, Inc.
9.000% due 07/12/2020 (g)		3,500	3,515
ZF North America Capital, Inc.
4.500% due 04/29/2022		600	627
Ziggo Secured Finance BV
5.500% due 01/15/2027		2,100	2,105

			308,459

UTILITIES 14.6%
Blue Racer Midstream LLC
6.125% due 11/15/2022		1,350	1,374
CenturyLink, Inc.
7.500% due 04/01/2024		1,250	1,325
Covanta Holding Corp.
5.875% due 03/01/2024		300	305
Genesis Energy LP
5.625% due 06/15/2024		200	197
6.000% due 05/15/2023		3,325	3,358
NSG Holdings LLC
7.750% due 12/15/2025		2,532	2,735
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		1,716	948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (g)	$839	$314
6.750% due 10/01/2023 (g)	165	62
Petrobras Global Finance BV
5.375% due 01/27/2021	8,050	8,310
5.625% due 05/20/2043	3,000	2,491
Red Oak Power LLC
8.540% due 11/30/2019	698	702
9.200% due 11/30/2029	3,200	3,352
Sprint Capital Corp.
6.900% due 05/01/2019	3,200	3,424
8.750% due 03/15/2032	4,950	5,965
Sprint Communications, Inc.
7.000% due 08/15/2020 (i)	12,500	13,453
9.000% due 11/15/2018	1,000	1,091
Sprint Corp.
7.125% due 06/15/2024 (i)	11,125	11,904
7.875% due 09/15/2023 (i)	10,850	12,043
Talen Energy Supply LLC
4.625% due 07/15/2019	1,000	1,025
Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,538	2,621
Terraform Global Operating LLC
9.750% due 08/15/2022	13,450	15,148
TerraForm Power Operating LLC
6.375% due 02/01/2023	350	365

		92,512

Total Corporate Bonds & Notes (Cost $570,392)		602,844

MUNICIPAL BONDS & NOTES 0.8%

FLORIDA 0.1%
Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	600	604

NEW YORK 0.0%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	100

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,470	4,288

Total Municipal Bonds & Notes (Cost $4,229)		4,992

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%
Adjustable Rate Mortgage Trust
3.302% due 10/25/2035	134	119
American Home Mortgage Assets Trust
1.558% due 11/25/2046	729	378
6.250% due 06/25/2037	251	197
Banc of America Alternative Loan Trust
1.382% due 05/25/2035 ^	48	38
Banc of America Funding Trust
3.508% due 03/20/2036 ^	168	146
Bear Stearns ALT-A Trust
3.021% due 01/25/2035	7	6
Citigroup Mortgage Loan Trust, Inc.
2.990% due 11/25/2035	491	472
Countrywide Alternative Loan Trust
1.162% due 05/25/2047	30	26
1.188% due 03/20/2046	51	43
1.242% due 07/25/2046 ^	359	204
1.638% due 12/25/2035	67	61
3.079% due 10/25/2035 ^	54	44
Countrywide Home Loan Mortgage Pass-Through Trust
1.622% due 03/25/2035	191	173
6.000% due 05/25/2036 ^	101	86

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	63

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	$41	$41
Downey Savings & Loan Association Mortgage Loan Trust
1.228% due 02/19/2045	32	30
First Horizon Alternative Mortgage Securities Trust
3.072% due 09/25/2035 ^	446	398
6.000% due 05/25/2036 ^	96	76
GMAC Mortgage Corp. Loan Trust
3.800% due 04/19/2036 ^	322	291
GSR Mortgage Loan Trust
3.127% due 04/25/2035	3	3
3.163% due 11/25/2035	84	81
3.475% due 05/25/2035	659	594
HarborView Mortgage Loan Trust
1.168% due 01/19/2038	31	27
1.218% due 03/19/2036	558	422
IndyMac Mortgage Loan Trust
3.223% due 09/25/2035 ^	80	72
JPMorgan Mortgage Trust
2.748% due 07/27/2037	447	423
3.283% due 07/25/2035	118	119
6.000% due 08/25/2037 ^	123	110
Residential Accredit Loans, Inc. Trust
1.312% due 03/25/2037	410	116
5.492% due 02/25/2036 ^	284	245
Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	96	84
Structured Asset Mortgage Investments Trust
1.202% due 05/25/2036	36	31
WaMu Mortgage Pass-Through Certificates Trust
1.408% due 05/25/2047	434	388
2.318% due 10/25/2036 ^	226	193
4.324% due 07/25/2037 ^	195	179
Wells Fargo Mortgage-Backed Securities Trust
3.200% due 03/25/2035	255	254

Total Non-Agency Mortgage-Backed Securities (Cost $5,246)		6,170

ASSET-BACKED SECURITIES 0.4%
Carrington Mortgage Loan Trust
1.132% due 08/25/2036	100	71
Credit-Based Asset Servicing and Securitization LLC
3.825% due 01/25/2037 ^	1,032	455
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^	476	240
Mid-State Trust
7.791% due 03/15/2038	16	17
Morgan Stanley ABS Capital, Inc. Trust
1.122% due 05/25/2037	160	98
Option One Mortgage Loan Trust Asset-Backed Certificates
1.957% due 08/25/2033	71	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
1.132% due 08/25/2036		$38	$36
6.980% due 09/25/2031		1,630	1,642

Total Asset-Backed Securities (Cost $2,409)			2,625

SOVEREIGN ISSUES 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	100,000	864

Total Sovereign Issues (Cost $815)			864

		SHARES
COMMON STOCKS 1.0%

CONSUMER DISCRETIONARY 0.0%
Xfit Brands, Inc. (c)		2,040,639	194

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		25,177	0

FINANCIALS 0.4%
CIT Group, Inc.		31,331	1,345
Hipotecaria Su Casita S.A. de C.V. (c)		78,886	0
Nationstar Mortgage Holdings, Inc. (c)		68,300	1,077

			2,422

HEALTH CARE 0.6%
NVHL S.A. ‘A’ (c)(g)		231,498	396
NVHL S.A. ‘B’ (c)(g)		231,498	395
NVHL S.A. ‘C’ (c)(g)		231,498	395
NVHL S.A. ‘D’ (c)(g)		231,498	395
NVHL S.A. ‘E’ (c)(g)		231,498	395
NVHL S.A. ‘F’ (c)(g)		231,498	395
NVHL S.A. ‘G’ (c)(g)		231,498	395
NVHL S.A. ‘H’ (c)(g)		231,498	395
NVHL S.A. ‘I’ (c)(g)		231,498	395
NVHL S.A. ‘J’ (c)(g)		231,498	395

			3,951

Total Common Stocks (Cost $11,114)			6,567

WARRANTS 0.1%

CONSUMER DISCRETIONARY 0.1%
Xfit Brands, Inc. - Exp. 01/12/2024 (g)		1	158

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019	2,849,700	$149

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	60,750	34

Total Warrants (Cost $315)		341

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
CoBank ACB
6.200% due 01/01/2025 (e)	2,000	206

Total Preferred Securities (Cost $200)		206

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (h) 0.6%
		3,717

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.622% due 04/27/2017 (d)(l)	$263	263

Total Short-Term Instruments (Cost $3,980)		3,980

Total Investments in Securities (Cost $699,839)		722,599

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio III	1,052,579	10,406

Total Short-Term Instruments (Cost $10,406)		10,406

Total Investments in Affiliates (Cost $10,406)		10,406

Total Investments 115.3% (Cost $710,245)		$733,005

Financial Derivative Instruments (j)(k) 0.2% (Cost or Premiums, net $(642))		1,268

Other Assets and Liabilities, net (15.5)%		(98,682)

Net Assets 100.0%		$635,591

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	$723	$396	0.06%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	395	0.06
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	395	0.06
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	723	395	0.06
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	395	0.06
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	395	0.06
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	395	0.06
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	395	0.06
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	395	0.06
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	395	0.06
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	06/22/2015	633	314	0.05
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	12/17/2015	44	62	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	5,014	0.80
XFIT Brands, Inc. 9.000% due 07/12/2020	12/15/2016	3,500	3,515	0.56
Xfit Brands, Inc. - Exp. 01/12/2024	12/15/2016	156	158	0.03

		$16,569	$13,014	2.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	(1.750)%	01/25/2017	01/25/2018	$2,175	Country Garden Holdings Co. Ltd. 7.500% due 03/09/2020	$(2,142)	$2,175	$2,161
SSB	0.050	03/31/2017	04/03/2017	1,542	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,575)	1,542	1,542

Total Repurchase Agreements						$(3,717)	$3,717	$3,703

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
DEU	(3.000)%	07/22/2016	07/22/2017	$(1,083)	$(1,060)
GSC	(0.750)	01/25/2017	01/25/2018	(1,263)	(1,261)
SOG	1.600	02/27/2017	05/30/2017	(5,970)	(5,979)
	1.600	03/20/2017	04/20/2017	(17,951)	(17,962)
	1.650	02/21/2017	05/16/2017	(21,872)	(21,913)
	1.700	03/15/2017	06/15/2017	(3,600)	(3,603)
	1.700	03/22/2017	06/15/2017	(11,981)	(11,988)
	1.750	03/17/2017	06/15/2017	(8,930)	(8,938)
UBS	1.890	01/20/2017	04/21/2017	(8,866)	(8,900)

Total Reverse Repurchase Agreements					$(81,604)

SHORT SALES:

SHORT SALES ON CORPORATE BONDS & NOTES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Country Garden Holdings Co. Ltd.	7.500%	03/09/2020	$2,000	$(2,041)	$(2,220)

Total Short Sales				$(2,041)	$(2,220)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	65

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $90,723 and cash of $349 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
DEU	$0	$(1,060)	$0	$0	$(1,060)	$1,137	$77
GSC	0	(1,261)	0	0	(1,261)	1,671	410
JPS	2,161	0	0	0	2,161	(2,142)	19
SOG	0	(70,383)	0	0	(70,383)	77,756	7,373
SSB	1,542	0	0	0	1,542	(1,575)	(33)
UBS	0	(8,900)	0	0	(8,900)	9,882	982

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,077)	(1,077)	0	(1,077)
NSL	0	0	0	(1,143)	(1,143)	0	(1,143)

Total Borrowings and Other Financing Transactions	$3,703	$(81,604)	$0	$(2,220)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(26,862)	$(52,421)	$(2,321)	$(81,604)

Total Borrowings	$0	$(26,862)	$(52,421)	$(2,321)	$(81,604)

Gross amount of recognized liabilities for reverse repurchase agreements					$(81,604)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(38,565) at a weighted average interest rate of 1.082%.
(4)	Payable for short sales includes $(85) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Short	12/2017	50	$(45)	$0	$(2)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	69	1	1	(21)
Euro-Buxl 30-Year Bond June Futures	Short	06/2017	11	(12)	2	(4)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	617	211	135	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	29	(22)	0	(9)
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2017	37	(29)	0	(12)

Total Futures Contracts				$104	$138	$(48)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Anadarko Petroleum Corp.	1.000%	12/20/2020	0.776%	$	7,000	$(59)	$(238)	$0	$0
ArcelorMittal	1.000	06/20/2024	3.128	EUR	2,000	289	(113)	0	(1)

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Arconic, Inc.	1.000%	06/20/2021	1.314%	$	5,000	$61	$(202)	$0	$(6)
Freeport-McMoRan, Inc.	1.000	06/20/2021	2.673		2,000	130	(108)	2	0
Sprint Communications, Inc.	5.000	09/20/2020	2.138		4,750	455	267	2	0
Staples, Inc.	1.000	09/20/2018	0.222		8,000	(95)	(31)	2	0
Tesco PLC	1.000	06/20/2021	1.525	EUR	4,000	(91)	90	0	0

						$690	$(335)	$6	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$54,450	$(4,413)	$(1,185)	$0	$(41)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/16/2022	$151,800	$1,868	$(5,824)	$168	$0
Pay	3-Month USD-LIBOR	2.500	12/16/2025	19,500	372	(1,111)	34	0

					$2,240	$(6,935)	$202	$0

Total Swap Agreements					$(1,483)	$(8,455)	$208	$(48)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $11,003 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$138	$208	$346	$0	$(48)	$(48)	$(96)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	67

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	EUR	24,525		$26,015	$0	$(149)
	04/2017		$1,689	EUR	1,569	0	(16)
	04/2017		14,187	MXN	291,534	1,353	0
BPS	04/2017		13,614	EUR	12,623	0	(148)
	05/2017	EUR	12,623		$13,631	148	0
	05/2017		$2,124	GBP	1,686	0	(10)
CBK	04/2017		4,166	EUR	3,913	8	0
	05/2017		7,570	GBP	6,051	19	0
GLM	04/2017	CAD	937		$703	0	(1)
	04/2017	JPY	73,900		650	0	(13)
	04/2017		$6,820	EUR	6,420	29	0
	05/2017	GBP	16,251		$20,374	0	(6)
HUS	05/2017		$822	CHF	822	0	(1)
JPM	04/2017	CHF	1,857		$1,840	0	(14)
NAB	05/2017		$8,767	EUR	8,191	0	(18)
SCX	04/2017		780	CAD	1,053	12	0
UAG	04/2017		8,800	EUR	8,191	0	(61)

Total Forward Foreign Currency Contracts						$1,569	$(437)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	MBIA, Inc.	(5.000)%	12/20/2017	0.338%	$ 2,000	$(41)	$(31)	$0	$(72)
JPM	Turkey Government International Bond	(1.000)	03/20/2020	1.449	7,000	291	(203)	88	0
MYC	MBIA, Inc.	(5.000)	06/20/2017	0.286	2,000	(166)	141	0	(25)

						$84	$(93)	$88	$(97)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%	$ 3,000	$(726)	$621	$0	$(105)

Total Swap Agreements						$(642)	$528	$88	$(202)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $263 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,353	$0	$0	$1,353	$(165)	$0	$0	$(165)	$1,188	$(930)	$258
BPS	148	0	0	148	(158)	0	0	(158)	(10)	0	(10)
BRC	0	0	0	0	0	0	(105)	(105)	(105)	263	158
CBK	27	0	0	27	0	0	0	0	27	0	27
GLM	29	0	0	29	(20)	0	0	(20)	9	(110)	(101)
GST	0	0	0	0	0	0	(72)	(72)	(72)	0	(72)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	88	88	(14)	0	0	(14)	74	(50)	24
MYC	0	0	0	0	0	0	(25)	(25)	(25)	(40)	(65)

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
NAB	$0	$0	$0	$0	$(18)	$0	$0	$(18)	$(18)	$0	$(18)
SCX	12	0	0	12	0	0	0	0	12	0	12
UAG	0	0	0	0	(61)	0	0	(61)	(61)	0	(61)

Total Over the Counter	$1,569	$0	$88	$1,657	$(437)	$0	$(202)	$(639)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	6	0	0	202	208

	$0	$6	$0	$0	$340	$346

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,569	$0	$1,569
Swap Agreements	0	88	0	0	0	88

	$0	$88	$0	$1,569	$0	$1,657

	$0	$94	$0	$1,569	$340	$2,003

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	48	0	0	0	48

	$0	$48	$0	$0	$48	$96

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$437	$0	$437
Swap Agreements	0	202	0	0	0	202

	$0	$202	$0	$437	$0	$639

	$0	$250	$0	$437	$48	$735

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	69

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(809)	$(809)
Swap Agreements	0	2,057	0	0	4,205	6,262

	$0	$2,057	$0	$0	$3,396	$5,453

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,418	$0	$2,418
Swap Agreements	0	(2,128)	0	0	0	(2,128)

	$0	$(2,128)	$0	$2,418	$0	$290

	$0	$(71)	$0	$2,418	$3,396	$5,743

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$228	$228
Swap Agreements	0	(1,604)	0	0	(10,597)	(12,201)

	$0	$(1,604)	$0	$0	$(10,369)	$(11,973)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,761	$0	$2,761
Swap Agreements	0	2,520	0	0	0	2,520

	$0	$2,520	$0	$2,761	$0	$5,281

	$0	$916	$0	$2,761	$(10,369)	$(6,692)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$69,140	$24,870	$94,010
Corporate Bonds & Notes
Banking & Finance	0	189,674	12,199	201,873
Industrials	1,750	294,011	12,698	308,459
Utilities	0	92,512	0	92,512
Municipal Bonds & Notes
Florida	0	604	0	604
New York	0	100	0	100
West Virginia	0	4,288	0	4,288
Non-Agency Mortgage-Backed Securities	0	6,170	0	6,170
Asset-Backed Securities	0	2,625	0	2,625
Sovereign Issues	0	864	0	864
Common Stocks
Consumer Discretionary	194	0	0	194
Financials	2,422	0	0	2,422
Health Care	0	3,951	0	3,951
Warrants
Consumer Discretionary	0	0	158	158
Information Technology	0	0	149	149
Utilities	34	0	0	34
Preferred Securities
Banking & Finance	0	206	0	206
Short-Term Instruments
Repurchase Agreements	0	3,717	0	3,717
U.S. Treasury Bills	0	263	0	263

	$4,400	$668,125	$50,074	$722,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,406	$0	$0	$10,406

Total Investments	$14,806	$668,125	$50,074	$733,005

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(2,220)	$0	$(2,220)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	138	208	0	346
Over the counter	0	1,657	0	1,657

	$138	$1,865	$0	$2,003

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(48)	(48)	0	(96)
Over the counter	0	(639)	0	(639)

	$(48)	$(687)	$0	$(735)

Total Financial Derivative Instruments	$90	$1,178	$0	$1,268

Totals	$14,896	$667,083	$50,074	$732,053

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$24,875	$0	$0	$0	$(5)	$0	$0	$24,870	$(5)
Corporate Bonds & Notes
Banking & Finance	12,442	0	0	29	0	(272)	0	0	12,199	(272)
Industrials	2,898	13,331	(2,500)	7	(330)	(708)	0	0	12,698	(540)
Common Stocks
Consumer Discretionary	45	418	0	0	0	(269)	0	(194)	0	0
Financials	377	0	(575)	0	(1,988)	2,186	0	0	0	0
Warrants
Consumer Discretionary	1,240	156	(156)	0	156	(1,238)	0	0	158	2
Industrials	7	0	0	0	(186)	179	0	0	0	0
Information Technology	0	0	0	0	0	149	0	0	149	149

Totals	$17,009	$38,780	$(3,231)	$36	$(2,348)	$22	$0	$(194)	$50,074	$(666)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$24,870	Proxy Pricing	Base Price	99.500
Corporate Bonds & Notes
Banking & Finance	5,014	Proxy Pricing	Base Price	102.667
	7,185	Reference Instrument	Spread movement	204.000 bps
Industrials	12,698	Proxy Pricing	Base Price	96.000-100.000
Warrants
Consumer Discretionary	158	Other Valuation Techniques(2)	—	—
Information Technology	149	Other Valuation Techniques(2)	—	—

Total	$50,074

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	71

Schedule of Investments PIMCO Investment Grade Corporate Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%
Apollo Aviation Securitization Equity Trust
5.125% due 12/15/2020	$1,901	$1,897
Avolon Holdings Ltd.
2.250% due 09/20/2020	1,600	1,619
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (f)	8,846	8,940
Delta Air Lines, Inc.
2.898% - 3.052% due 09/30/2019 (f)	12,307	12,308
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	13,830	13,842

Total Loan Participations and Assignments (Cost $38,483)		38,606

CORPORATE BONDS & NOTES 82.9%

BANKING & FINANCE 54.3%
AerCap Ireland Capital DAC
4.625% due 10/30/2020	6,459	6,831
Aflac, Inc.
2.400% due 03/16/2020	310	313
AGFC Capital Trust
2.772% due 01/15/2067	3,080	1,740
Air Lease Corp.
3.000% due 09/15/2023	3,300	3,229
American Express Co.
4.900% due 03/15/2020 (e)	1,600	1,600
American Express Credit Corp.
2.600% due 09/14/2020	6	6
American Tower Corp.
3.125% due 01/15/2027	3,300	3,095
5.000% due 02/15/2024	721	780
5.050% due 09/01/2020	89	96
Aviation Capital Group Corp.
7.125% due 10/15/2020	14,600	16,721
Banco Santander Chile
1.915% due 04/11/2017	5,000	5,001
Bank of America Corp.
2.650% due 04/01/2019	6,700	6,780
3.875% due 08/01/2025	12,000	12,233
5.650% due 05/01/2018	6,515	6,780
5.700% due 05/02/2017	210	211
5.750% due 12/01/2017	25	26
6.875% due 04/25/2018 (h)	75,860	79,844
6.875% due 11/15/2018	800	862
7.625% due 06/01/2019	4,665	5,203
Bank of America N.A.
6.100% due 06/15/2017	1,000	1,009
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.150% due 09/14/2018	5,600	5,609
Bank One Capital
8.750% due 09/01/2030	75	109
Barclays Bank PLC
7.625% due 11/21/2022	38,744	42,447
7.750% due 04/10/2023	15,060	15,858
Barclays PLC
3.144% due 08/10/2021	9,200	9,604
3.200% due 08/10/2021	3,800	3,805
3.650% due 03/16/2025	5,200	5,082
BGC Partners, Inc.
5.125% due 05/27/2021	1,000	1,045
5.375% due 12/09/2019	3,100	3,261
BNP Paribas S.A.
7.375% due 08/19/2025 (e)	300	309
BPCE S.A.
4.500% due 03/15/2025	5,700	5,616
Brookfield Finance LLC
4.000% due 04/01/2024	1,900	1,914
Cantor Fitzgerald LP
6.500% due 06/17/2022	2,300	2,506
7.875% due 10/15/2019	13,200	14,538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
1.800% due 01/10/2020	$13,400	$13,450
2.225% due 08/02/2021 (h)	39,500	40,139
CME Group, Inc.
3.000% due 03/15/2025	2,795	2,799
5.300% due 09/15/2043	500	598
Columbia Property Trust Operating Partnership LP
4.150% due 04/01/2025	1,400	1,421
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)	4,700	4,774
Credit Agricole S.A.
8.125% due 09/19/2033	6,900	7,418
Credit Suisse AG
1.700% due 04/27/2018	10,000	9,988
6.500% due 08/08/2023	16,950	18,650
Credit Suisse Group AG
3.574% due 01/09/2023	750	749
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	6,700	6,742
3.750% due 03/26/2025 (h)	10,600	10,445
3.800% due 09/15/2022	3,550	3,605
Crown Castle International Corp.
3.400% due 02/15/2021	3,680	3,746
4.450% due 02/15/2026	1,200	1,250
4.875% due 04/15/2022	1,628	1,753
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (e)	3,500	3,592
Deutsche Bank AG
1.350% due 05/30/2017	2,000	1,999
4.250% due 10/14/2021	46,600	47,803
Digital Realty Trust LP
3.400% due 10/01/2020	500	513
Doctors Co.
6.500% due 10/15/2023	675	740
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	725	750
EPR Properties
4.500% due 04/01/2025	900	900
ERP Operating LP
2.375% due 07/01/2019 (h)	9,400	9,465
Essex Portfolio LP
3.875% due 05/01/2024	3,500	3,579
Fidelity National Financial, Inc.
5.500% due 09/01/2022	200	211
First American Financial Corp.
4.300% due 02/01/2023	4,175	4,216
FMR LLC
5.150% due 02/01/2043	300	331
Ford Motor Credit Co. LLC
1.724% due 12/06/2017	300	300
2.240% due 06/15/2018	3,700	3,714
2.551% due 10/05/2018	3,478	3,507
2.943% due 01/08/2019	7,400	7,504
5.000% due 05/15/2018	1,513	1,564
5.750% due 02/01/2021	3,000	3,307
6.625% due 08/15/2017	12,850	13,082
General Motors Financial Co., Inc.
2.400% due 04/10/2018	10,831	10,889
2.573% due 01/14/2022	13,000	13,342
6.750% due 06/01/2018	5,531	5,836
Global Bank Corp.
4.500% due 10/20/2021	500	496
Goldman Sachs Group, Inc.
2.789% due 10/28/2027	1,500	1,546
2.822% due 02/25/2021	4,600	4,769
3.750% due 05/22/2025	17,200	17,403
5.950% due 01/18/2018	800	826
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022	5,000	5,644
6.375% due 11/12/2020	300	336
6.375% due 04/15/2021	1,000	1,124
HBOS PLC
6.750% due 05/21/2018	34,030	35,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Healthcare Realty Trust, Inc.
3.875% due 05/01/2025		$600	$595
5.750% due 01/15/2021		900	987
Hospitality Properties Trust
4.950% due 02/15/2027		2,800	2,880
Host Hotels & Resorts LP
3.875% due 04/01/2024		1,000	1,009
HSBC Bank PLC
4.125% due 08/12/2020		2,000	2,113
HSBC Bank USA N.A.
4.875% due 08/24/2020		385	412
HSBC Capital Funding LP
10.176% due 06/30/2030 (e)		1,650	2,525
HSBC Finance Corp.
6.676% due 01/15/2021		12,250	13,858
HSBC Holdings PLC
2.650% due 01/05/2022		1,400	1,382
3.262% due 03/13/2023		4,100	4,123
4.041% due 03/13/2028		5,900	5,970
ING Bank NV
5.800% due 09/25/2023		8,500	9,469
Intercontinental Exchange, Inc.
4.000% due 10/15/2023		8,500	9,015
International Lease Finance Corp.
6.250% due 05/15/2019		1,800	1,940
8.250% due 12/15/2020		2,000	2,365
8.625% due 01/15/2022		8,600	10,554
Intesa Sanpaolo SpA
3.875% due 01/16/2018		300	304
5.017% due 06/26/2024		5,200	4,899
6.500% due 02/24/2021		11,629	12,856
JPMorgan Chase & Co.
1.656% due 03/09/2021		8,900	8,867
6.000% due 01/15/2018		1,500	1,551
7.900% due 04/30/2018 (e)		3,300	3,424
KBC Bank NV
8.000% due 01/25/2023		5,000	5,247
Kilroy Realty LP
4.375% due 10/01/2025		3,800	3,974
KKR Group Finance Co. LLC
5.125% due 06/01/2044		1,900	1,897
Legg Mason, Inc.
5.625% due 01/15/2044		1,000	1,024
Lehman Brothers Holdings, Inc.
5.875% due 11/15/2017 ^		8,150	540
6.875% due 05/02/2018 ^		16,693	1,124
7.875% due 05/08/2018 ^	GBP	16,500	1,912
MetLife, Inc.
6.400% due 12/15/2066		$30	33
Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,529
Mitsubishi UFJ Financial Group, Inc.
2.180% due 09/13/2021		17,000	17,173
2.935% due 03/01/2021		400	414
Mizuho Financial Group, Inc.
2.632% due 04/12/2021		5,000	4,964
Morgan Stanley
3.875% due 01/27/2026		4,500	4,568
Navient Corp.
5.500% due 01/15/2019		700	727
8.450% due 06/15/2018		9,201	9,822
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		6,100	6,189
5.250% due 01/15/2026		1,200	1,255
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		1,500	1,619
Pacific Life Insurance Co.
9.250% due 06/15/2039		900	1,403
Physicians Realty LP
4.300% due 03/15/2027		1,100	1,101
Reliance Standard Life Global Funding
2.500% due 04/24/2019		9,000	9,062
Rio Oil Finance Trust
9.250% due 07/06/2024		1,773	1,804
9.750% due 01/06/2027		1,830	1,853

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	$2,600	$2,566
Santander Holdings USA, Inc.
4.500% due 07/17/2025	500	510
Santander UK Group Holdings PLC
2.875% due 08/05/2021	2,780	2,746
Santander UK PLC
2.375% due 03/16/2020	556	558
5.000% due 11/07/2023	1,400	1,464
SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,367
5.000% due 08/15/2018	6,650	6,877
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (e)	14,000	15,325
State Street Corp.
2.131% due 06/01/2077	12,500	10,984
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	1,678	1,687
Sumitomo Mitsui Financial Group, Inc.
2.786% due 03/09/2021	2,400	2,479
Sumitomo Mitsui Trust Bank Ltd.
1.610% due 03/06/2019	400	401
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054	2,800	2,775
Tiers Trust
8.125% due 09/15/2017	49	50
UBS AG
1.800% due 03/26/2018	15,000	15,013
4.750% due 05/22/2023	1,100	1,127
7.625% due 08/17/2022	20,025	23,203
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	2,175	2,191
UDR, Inc.
3.750% due 07/01/2024	5,050	5,119
USB Capital
3.500% due 05/01/2017 (e)	14,250	12,130
VEREIT Operating Partnership LP
4.875% due 06/01/2026	900	940
Vonovia Finance BV
3.200% due 10/02/2017	16,800	16,898
5.000% due 10/02/2023	5,755	6,098
Vornado Realty LP
2.500% due 06/30/2019	8,200	8,250
Wachovia Capital Trust
5.570% due 05/01/2017 (e)	10,010	10,029
WEA Finance LLC
3.250% due 10/05/2020	11,700	11,933
Wells Fargo & Co.
1.964% due 02/11/2022	3,000	3,019
3.550% due 09/29/2025	92	93
Welltower, Inc.
4.250% due 04/01/2026	474	489
Weyerhaeuser Co.
6.950% due 08/01/2017	3,900	3,960
7.375% due 10/01/2019	7,834	8,785
XLIT Ltd.
4.450% due 03/31/2025	1,100	1,112

		963,036

INDUSTRIALS 22.9%
AbbVie, Inc.
2.300% due 05/14/2021	2,900	2,866
Actavis Funding SCS
3.000% due 03/12/2020	5,000	5,086
3.800% due 03/15/2025	1,400	1,412
4.850% due 06/15/2044	350	356
Actavis, Inc.
3.250% due 10/01/2022	3,100	3,122
Allergan, Inc.
1.350% due 03/15/2018	1,000	996
2.800% due 03/15/2023	1,000	967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amgen, Inc.
4.663% due 06/15/2051	$2,100	$2,104
Anadarko Petroleum Corp.
8.700% due 03/15/2019	1,300	1,459
Applied Materials, Inc.
3.300% due 04/01/2027	800	802
Baidu, Inc.
3.500% due 11/28/2022	3,700	3,786
BAT International Finance PLC
2.750% due 06/15/2020	1,045	1,055
Baxalta, Inc.
2.875% due 06/23/2020	300	304
Black Knight InfoServe LLC
5.750% due 04/15/2023	2,393	2,507
Broadcom Corp.
3.000% due 01/15/2022	5,000	4,990
Burlington Northern Santa Fe LLC
8.125% due 04/15/2020	7,000	8,156
CBS Corp.
2.900% due 01/15/2027	74	69
Charter Communications Operating LLC
4.464% due 07/23/2022	9,200	9,700
4.908% due 07/23/2025	8,000	8,461
Cimarex Energy Co.
5.875% due 05/01/2022	1,549	1,597
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	53
Continental Airlines Pass-Through Trust
4.750% due 07/12/2022	6,442	6,788
7.250% due 05/10/2021	604	672
Continental Resources, Inc.
3.800% due 06/01/2024	1,550	1,453
Crown Castle Towers LLC
3.663% due 05/15/2045	800	802
6.113% due 01/15/2040	995	1,078
CSX Corp.
3.950% due 05/01/2050	1,000	917
CVS Pass-Through Trust
7.507% due 01/10/2032	1,822	2,244
D.R. Horton, Inc.
3.625% due 02/15/2018	1,424	1,438
Delphi Automotive PLC
4.250% due 01/15/2026	1,700	1,778
Diamond Finance Corp.
3.480% due 06/01/2019	17,510	17,960
4.420% due 06/15/2021	14,910	15,605
EMD Finance LLC
1.700% due 03/19/2018	801	800
Energy Transfer Partners LP
4.200% due 04/15/2027	3,800	3,762
5.300% due 04/15/2047	2,700	2,601
Enterprise Products Operating LLC
3.350% due 03/15/2023	1,100	1,110
3.900% due 02/15/2024	714	732
3.950% due 02/15/2027	2,407	2,459
EQT Midstream Partners LP
4.000% due 08/01/2024	1,800	1,796
Fidelity National Information Services, Inc.
3.625% due 10/15/2020	5,600	5,823
5.000% due 10/15/2025	4,700	5,120
Glencore Finance Canada Ltd.
2.700% due 10/25/2017	6,800	6,828
Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	1,000	1,022
GTL Trade Finance, Inc.
7.250% due 10/20/2017	2,600	2,668
Harris Corp.
1.999% due 04/27/2018	1,500	1,502
HCA, Inc.
5.875% due 03/15/2022	4,500	4,961
Hyatt Hotels Corp.
5.375% due 08/15/2021	600	656

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Imperial Tobacco Finance PLC
2.950% due 07/21/2020	$8,700	$8,817
3.500% due 02/11/2023	1,300	1,316
4.250% due 07/21/2025	5,000	5,182
Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	500	509
6.950% due 01/15/2038	900	1,047
7.500% due 11/15/2040	200	242
9.000% due 02/01/2019	2,040	2,283
Kinder Morgan, Inc.
7.800% due 08/01/2031	12,885	16,200
8.050% due 10/15/2030	9,200	11,161
KLA-Tencor Corp.
4.125% due 11/01/2021	1,500	1,572
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	376	375
Marks & Spencer PLC
6.250% due 12/01/2017	2,613	2,683
Marriott International, Inc.
2.300% due 01/15/2022	800	783
Masco Corp.
5.950% due 03/15/2022	1,136	1,277
7.125% due 03/15/2020	1,000	1,132
Medtronic Global Holdings S.C.A.
3.350% due 04/01/2027	2,600	2,621
NetApp, Inc.
3.375% due 06/15/2021	750	766
Northwest Pipeline LLC
5.950% due 04/15/2017	200	200
NXP BV
3.875% due 09/01/2022	5,300	5,432
ONEOK Partners LP
3.375% due 10/01/2022	2,000	2,004
5.000% due 09/15/2023	2,300	2,468
Petroleos Mexicanos
8.000% due 05/03/2019	2,500	2,764
Pioneer Natural Resources Co.
6.875% due 05/01/2018	4,800	5,047
7.500% due 01/15/2020	3,572	4,045
QVC, Inc.
4.375% due 03/15/2023	7,350	7,380
4.450% due 02/15/2025	6,370	6,187
5.125% due 07/02/2022	2,383	2,504
Regency Energy Partners LP
5.000% due 10/01/2022	1,000	1,064
5.500% due 04/15/2023	1,022	1,067
5.750% due 09/01/2020	300	324
5.875% due 03/01/2022	150	165
6.500% due 07/15/2021	3,298	3,407
Rockwell Collins, Inc.
2.800% due 03/15/2022 (a)	600	602
3.200% due 03/15/2024 (a)	700	700
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	3,100	3,343
5.625% due 04/15/2023	4,225	4,589
5.750% due 05/15/2024	3,350	3,657
5.875% due 06/30/2026	1,200	1,325
SBA Tower Trust
2.877% due 07/15/2021	1,200	1,194
3.598% due 04/15/2043	27,600	27,617
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	3,600	3,529
2.875% due 09/23/2023	3,300	3,206
Sky PLC
6.100% due 02/15/2018	5,000	5,181
Solvay Finance America LLC
3.400% due 12/03/2020	1,000	1,030
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	100	100
Southwestern Energy Co.
4.100% due 03/15/2022	650	609
7.500% due 02/01/2018	600	628
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,400	2,406

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	73

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symantec Corp.
5.000% due 04/15/2025	$400	$410
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	2,270	2,300
4.103% due 03/08/2027	2,400	2,420
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	3,000	2,967
Time Warner Cable LLC
4.000% due 09/01/2021	84	87
6.550% due 05/01/2037	1,900	2,185
6.750% due 07/01/2018	5,300	5,606
8.750% due 02/14/2019	600	671
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,670	1,931
United Airlines Pass-Through Trust
2.875% due 04/07/2030	900	871
Viacom, Inc.
3.125% due 06/15/2022	59	58
3.250% due 03/15/2023	4,350	4,247
4.250% due 09/01/2023	31	32
Volkswagen Group of America Finance LLC
1.520% due 05/22/2018	21,579	21,577
1.650% due 05/22/2018	10,400	10,372
VW Credit, Inc.
2.250% due 03/23/2018	200	201
Wesfarmers Ltd.
1.874% due 03/20/2018	2,500	2,504
West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	1,800	1,726
Woodside Finance Ltd.
3.700% due 09/15/2026	100	98
Wyeth LLC
7.250% due 03/01/2023	8,000	9,912
Wynn Las Vegas LLC
5.375% due 03/15/2022	500	513
5.500% due 03/01/2025	9,500	9,678
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018	901	903
2.700% due 04/01/2020	4,800	4,837
3.550% due 04/01/2025	3,700	3,665
4.250% due 08/15/2035	228	215
Zoetis, Inc.
3.450% due 11/13/2020	1,500	1,537

		405,686

UTILITIES 5.7%
AEP Texas, Inc.
6.650% due 02/15/2033	300	369
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	9,000	9,783
AT&T, Inc.
1.617% due 01/15/2020	17,000	17,119
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	1,182	394
BVPS Funding Corp.
8.890% due 06/01/2017	30	30
CNOOC Finance Ltd.
4.250% due 01/26/2021	2,300	2,412
Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,438
E.ON International Finance BV
5.800% due 04/30/2018	5,000	5,209
Emera U.S. Finance LP
2.150% due 06/15/2019	2,700	2,700
Enable Midstream Partners LP
4.400% due 03/15/2027	1,500	1,492
Entergy Corp.
4.000% due 07/15/2022	950	996
Exelon Corp.
2.850% due 06/15/2020	100	101
FirstEnergy Corp.
7.375% due 11/15/2031	288	376

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021	$500	$541
9.250% due 04/23/2019	4,000	4,493
Great Plains Energy, Inc.
3.900% due 04/01/2027	200	202
Israel Electric Corp. Ltd.
5.625% due 06/21/2018	500	521
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,800	1,857
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)	2,684	1,006
6.750% due 10/01/2023 (f)	662	248
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,431
Pacific Bell Telephone Co.
7.125% due 03/15/2026 (h)	8,029	9,802
Plains All American Pipeline LP
2.850% due 01/31/2023	1,000	960
4.500% due 12/15/2026	4,200	4,291
4.650% due 10/15/2025	4,600	4,746
5.750% due 01/15/2020	2,300	2,488
Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,832
Rosneft Finance S.A.
7.875% due 03/13/2018	4,750	4,990
Southwestern Electric Power Co.
5.875% due 03/01/2018	3,000	3,110
Verizon Communications, Inc.
4.125% due 03/16/2027	12,000	12,231
5.012% due 08/21/2054	358	343
5.150% due 09/15/2023	400	440

		100,951

Total Corporate Bonds & Notes (Cost $1,435,627)		1,469,673

MUNICIPAL BONDS & NOTES 5.4%

CALIFORNIA 0.2%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	140
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	100	128
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	500	591
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	145
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	741
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	401
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	300	394
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	416

		2,956

GEORGIA 1.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	100	112
6.655% due 04/01/2057	15,200	17,096

		17,208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 2.6%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$625	$734
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	27,500	34,295
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	8,800	8,895
7.750% due 01/01/2042	50	51
Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	200	201
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	1,000	1,028
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	2,000	1,827

		47,031

MASSACHUSETTS 0.0%
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	356

NEW YORK 0.0%
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	365

OHIO 1.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	300	381
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	18,510	28,556

		28,937

Total Municipal Bonds & Notes (Cost $101,248)		96,853

U.S. GOVERNMENT AGENCIES 5.4%
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047	19,700	19,520
3.500% due 05/01/2047	74,200	75,748
Ginnie Mae
8.500% due 08/15/2030	13	14

Total U.S. Government Agencies (Cost $94,758)		95,282

U.S. TREASURY OBLIGATIONS 5.3%
U.S. Treasury Bonds
2.250% due 08/15/2046	4,637	3,923
2.875% due 11/15/2046 (h)	14,493	14,060
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025 (j)(l)	5,837	5,856
2.375% due 01/15/2025 (j)(l)	18,618	21,488
U.S. Treasury Notes
0.750% due 08/31/2018	16,900	16,804
1.125% due 09/30/2021 (j)(l)	18,000	17,414
2.000% due 11/30/2022 (j)(l)	14,000	13,947

Total U.S. Treasury Obligations (Cost $94,443)		93,492

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Structured Asset Mortgage Investments Trust
1.678% due 03/19/2034	1,052	1,021

Total Non-Agency Mortgage-Backed Securities (Cost $990)		1,021

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%
Cavalry CLO Ltd.
2.393% due 01/16/2024	$1,302	$1,305
Eagle Ltd.
2.570% due 12/15/2039	613	608
Voya CLO Ltd.
2.320% due 10/15/2022	4,215	4,229
2.343% due 10/15/2022	7,617	7,628

Total Asset-Backed Securities (Cost $13,746)		13,770

SOVEREIGN ISSUES 0.7%
Kuwait International Government Bond
2.750% due 03/20/2022	6,200	6,217
Saudi Government International Bond
3.250% due 10/26/2026	7,000	6,814

Total Sovereign Issues (Cost $13,072)		13,031

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.2%

BANKING & FINANCE 1.2%
Wells Fargo & Co.
7.500% (e)	17,190	21,298

Total Convertible Preferred Securities (Cost $14,455)		21,298

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
CoBank ACB
6.200% due 01/01/2025 (e)	30,000	$3,087

Total Preferred Securities (Cost $3,000)		3,087

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (g) 1.1%
		20,188

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.734% due 04/20/2017 (b)(c)	$404	404

Total Short-Term Instruments (Cost $20,592)		20,592

Total Investments in Securities (Cost $1,830,414)		1,866,705

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%
PIMCO Short-Term Floating NAV Portfolio III	5,262,038	$52,021

Total Short-Term Instruments (Cost $52,019)		52,021

Total Investments in Affiliates (Cost $52,019)		52,021

Total Investments 108.2% (Cost $1,882,433)		$1,918,726

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $(4,696))		(1,418)

Other Assets and Liabilities, net (8.1)%		(143,764)

Net Assets 100.0%		$1,773,544

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 8,846	$8,940	0.50%
Delta Air Lines, Inc.	2.898	09/30/2019	09/29/2014	12,307	12,308	0.69
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	03/05/2015	2,235	1,006	0.06
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	06/06/2014	695	248	0.01

				$ 24,083	$22,502	1.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.940%	03/31/2017	04/03/2017	$12,700	U.S. Treasury Bonds 3.750% due 11/15/2043	$(13,032)	$12,700	$12,701
SSB	0.050	03/31/2017	04/03/2017	7,488	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(7,638)	7,488	7,488

Total Repurchase Agreements						$(20,670)	$20,188	$20,189

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	75

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
JPS	0.000%	03/31/2017	04/03/2017	$(12,740)	$(12,741)
RDR	1.460	02/07/2017	05/08/2017	(29,765)	(29,831)
SCX	1.330	01/06/2017	04/06/2017	(27,879)	(27,969)

Total Reverse Repurchase Agreements					$(70,541)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $73,355 and cash of $260 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
JPS	$12,701	$(12,741)	$0	$(40)	$(420)	$(460)
RDR	0	(29,831)	0	(29,831)	31,031	1,200
SCX	0	(27,969)	0	(27,969)	29,972	2,003
SSB	7,488	0	0	7,488	(7,638)	(150)

Total Borrowings and Other Financing Transactions	$20,189	$(70,541)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(27,969)	$(29,831)	$0	$(57,800)
U.S. Treasury Obligations	0	(12,741)	0	0	(12,741)

Total Borrowings	$0	$(40,710)	$(29,831)	$0	$(70,541)

Gross amount of recognized liabilities for reverse repurchase agreements					$(70,541)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(259,633) at a weighted average interest rate of 0.824%.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2018	1,522	$(439)	$0	$(114)
90-Day Eurodollar March Futures	Short	03/2019	1,125	(338)	0	(84)
90-Day Eurodollar September Futures	Short	09/2018	289	(77)	0	(22)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	339	55	56	0

Total Futures Contracts				$(799)	$56	$(220)

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2020	0.437%	$	800	$17	$32	$0	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		17,600	342	208	0	(5)
Darden Restaurants, Inc.	1.000	06/20/2020	0.234		3,500	(86)	(24)	0	0
Domtar Corp.	1.000	03/20/2019	0.207		2,000	32	5	0	0
Enbridge, Inc.	1.000	09/20/2017	0.259		6,000	24	(1)	0	0
Enbridge, Inc.	1.000	12/20/2017	0.277		3,000	17	4	0	0
Ford Motor Co.	5.000	12/20/2017	0.126		30,000	1,122	(466)	7	0
Ford Motor Co.	5.000	12/20/2021	1.212		10,900	1,864	212	0	(12)
General Electric Co.	1.000	12/20/2017	0.090		25,250	177	(64)	0	0
General Motors Co.	5.000	06/20/2022	1.443		500	87	0	0	0
International Lease Finance Corp.	5.000	06/20/2021	0.916		3,500	583	60	1	0
MetLife, Inc.	1.000	06/20/2021	0.589		3,000	51	41	1	0
MetLife, Inc.	1.000	09/20/2021	0.656		4,500	68	72	0	(1)
MetLife, Inc.	1.000	12/20/2021	0.715		6,300	83	158	0	(3)
MetLife, Inc.	1.000	06/20/2022	0.816		5,100	48	6	1	0
Prudential Financial, Inc.	1.000	09/20/2019	0.240		3,900	74	17	0	(1)
Prudential Financial, Inc.	1.000	09/20/2021	0.532		14,700	301	274	0	(1)
Verizon Communications, Inc.	1.000	12/20/2017	0.303		2,400	13	0	0	0

						$4,817	$534	$10	$(23)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	12/21/2026	$125,900	$6,416	$8,174	$0	$(186)
Pay	3-Month USD-LIBOR	2.400	02/21/2027	4,800	3	(2)	9	0
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027	40,500	3,402	(608)	0	(59)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	9,250	324	1,859	0	(16)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	11,600	1,051	1,994	0	(19)

					$11,196	$11,417	$9	$(280)

Total Swap Agreements					$16,013	$11,951	$19	$(303)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $51,660 and cash of $1,815 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$56	$19	$75	$0	$(220)	$(303)	$(523)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	77

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.933%	08/13/2018	$	5,400	$562	$303
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019		13,400	634	628
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	03/08/2019		3,200	216	183
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019		12,400	620	627
JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.160	09/14/2018		8,800	770	363
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	12/18/2017		9,200	743	250
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.160	09/14/2018		10,300	930	424
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.180	09/17/2018		16,950	1,582	678
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.185	09/17/2018		18,100	1,674	718

								$7,731	$4,174

Total Purchased Options								$7,731	$4,174

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	08/13/2018	$	23,800	$(562)	$(191)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		68,600	(702)	(748)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.970	03/08/2019		13,900	(216)	(163)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		62,000	(626)	(671)
JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/14/2018		38,800	(780)	(294)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/18/2017		39,400	(740)	(133)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/14/2018		45,200	(924)	(342)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/17/2018		154,250	(3,281)	(1,173)

								$(7,831)	$(3,715)

Total Written Options								$(7,831)	$(3,715)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	662	(6)	(310)	(346)	0
Notional Amount in $	$688,850	$193,800	$0	$(397,900)	$(38,800)	$445,950
Premiums	$(8,452)	$(799)	$3	$1,205	$212	$(7,831)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Goldman Sachs Group, Inc.	1.000%	12/20/2021	0.762%	$3,200	$5	$30	$35	$0
	Mexico Government International Bond	1.000	12/20/2021	1.161	4,300	(102)	73	0	(29)
BPS	China Government International Bond	1.000	09/20/2020	0.520	700	(6)	18	12	0
	China Government International Bond	1.000	06/20/2021	0.647	6,500	(71)	167	96	0
	Goldman Sachs Group, Inc.	1.000	12/20/2021	0.762	13,300	20	127	147	0
	Petrobras Global Finance BV	1.000	06/20/2018	0.693	3,000	(150)	162	12	0
BRC	Italy Government International Bond	1.000	06/20/2020	0.936	19,500	29	17	46	0
	Mexico Government International Bond	1.000	09/20/2020	0.811	3,200	(59)	81	22	0
CBK	Mexico Government International Bond	1.000	09/20/2020	0.811	3,700	(65)	90	25	0
	Volkswagen International Finance NV	1.000	12/20/2020	0.696	4,500	(350)	401	51	0
DBL	Petroleos Mexicanos	1.000	09/20/2020	1.672	2,000	(100)	56	0	(44)
DUB	Mexico Government International Bond	1.000	12/20/2021	1.161	2,473	(83)	66	0	(17)
	Petroleos Mexicanos	1.000	12/20/2021	2.213	600	(54)	22	0	(32)
GST	Italy Government International Bond	1.000	06/20/2021	1.107	9,400	(154)	118	0	(36)

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2020	0.811%	$3,000	$(54)	$74	$20	$0
	Morgan Stanley	1.000	06/20/2020	0.545	3,800	31	25	56	0
	Petroleos Mexicanos	1.000	09/20/2020	1.672	100	(5)	3	0	(2)
HUS	Brazil Government International Bond	1.000	09/20/2020	1.475	2,000	(149)	118	0	(31)
	China Government International Bond	1.000	09/20/2020	0.520	650	0	11	11	0
	China Government International Bond	1.000	06/20/2021	0.647	2,400	(23)	58	35	0
	Mexico Government International Bond	1.000	12/20/2021	1.161	3,227	(127)	105	0	(22)
	Petrobras Global Finance BV	1.000	06/20/2019	1.159	2,300	(190)	183	0	(7)
JPM	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.679	21,300	(25)	310	285	0
	Petroleos Mexicanos	1.000	09/20/2020	1.672	2,300	(119)	69	0	(50)
	Volkswagen International Finance NV	1.000	12/20/2020	0.696	1,300	(101)	116	15	0
UAG	China Government International Bond	1.000	06/20/2021	0.647	3,000	(27)	71	44	0

						$(1,929)	$2,571	$912	$(270)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.BBB-.9 Index	3.000%	09/17/2058	$1,900	$(248)	$26	$0	$(222)
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	18,000	(658)	273	0	(385)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	200	(35)	12	0	(23)
MYC	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	4,300	(297)	(250)	0	(547)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	7,800	(1,235)	324	0	(911)
	MCDX-24 10-Year Index	1.000	06/20/2025	5,750	(194)	211	17	0

					$(2,667)	$596	$17	$(2,088)

Total Swap Agreements					$(4,596)	$3,167	$929	$(2,358)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $2,247 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$35	$35	$0	$0	$(29)	$(29)	$6	$0	$6
BPS	0	0	267	267	0	0	0	0	267	(280)	(13)
BRC	0	0	68	68	0	0	0	0	68	0	68
CBK	0	0	76	76	0	0	0	0	76	0	76
DBL	0	0	0	0	0	0	(44)	(44)	(44)	0	(44)
DUB	0	931	0	931	0	(939)	(271)	(1,210)	(279)	113	(166)
GLM	0	810	0	810	0	(834)	0	(834)	(24)	105	81
GST	0	0	76	76	0	0	(446)	(446)	(370)	477	107
HUS	0	0	46	46	0	0	(60)	(60)	(14)	205	191
JPM	0	363	300	663	0	(294)	(50)	(344)	319	(270)	49
MYC	0	2,070	17	2,087	0	(1,648)	(1,458)	(3,106)	(1,019)	835	(184)
UAG	0	0	44	44	0	0	0	0	44	0	44

Total Over the Counter	$0	$4,174	$929	$5,103	$0	$(3,715)	$(2,358)	$(6,073)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	79

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56	$56
Swap Agreements	0	10	0	0	9	19

	$0	$10	$0	$0	$65	$75

Over the counter
Purchased Options	$0	$0	$0	$0	$4,174	$4,174
Swap Agreements	0	929	0	0	0	929

	$0	$929	$0	$0	$4,174	$5,103

	$0	$939	$0	$0	$4,239	$5,178

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$220	$220
Swap Agreements	0	23	0	0	280	303

	$0	$23	$0	$0	$500	$523

Over the counter
Written Options	$0	$0	$0	$0	$3,715	$3,715
Swap Agreements	0	2,358	0	0	0	2,358

	$0	$2,358	$0	$0	$3,715	$6,073

	$0	$2,381	$0	$0	$4,215	$6,596

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$114	$114
Futures	0	0	0	0	2,927	2,927
Swap Agreements	0	5,377	0	0	(19,818)	(14,441)

	$0	$5,377	$0	$0	$(16,777)	$(11,400)

Over the counter
Purchased Options	$0	$0	$0	$0	$(185)	$(185)
Written Options	0	917	0	0	176	1,093
Swap Agreements	0	5,730	0	0	(65)	5,665

	$0	$6,647	$0	$0	$(74)	$6,573

	$0	$12,024	$0	$0	$(16,851)	$(4,827)

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,600	$2,600
Swap Agreements	0	916	0	0	28,403	29,319

	$0	$916	$0	$0	$31,003	$31,919

Over the counter
Purchased Options	$0	$0	$0	$0	$223	$223
Written Options	0	(674)	0	0	(497)	(1,171)
Swap Agreements	0	4,525	0	0	160	4,685

	$0	$3,851	$0	$0	$(114)	$3,737

	$0	$4,767	$0	$0	$30,889	$35,656

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$15,461	$23,145	$38,606
Corporate Bonds & Notes
Banking & Finance	0	961,417	1,619	963,036
Industrials	0	405,686	0	405,686
Utilities	0	100,951	0	100,951
Municipal Bonds & Notes
California	0	2,956	0	2,956
Georgia	0	17,208	0	17,208
Illinois	0	47,031	0	47,031
Massachusetts	0	356	0	356
New York	0	365	0	365
Ohio	0	28,937	0	28,937
U.S. Government Agencies	0	95,282	0	95,282
U.S. Treasury Obligations	0	93,492	0	93,492
Non-Agency Mortgage-Backed Securities	0	1,021	0	1,021
Asset-Backed Securities	0	13,770	0	13,770
Sovereign Issues	0	13,031	0	13,031
Convertible Preferred Securities
Banking & Finance	0	21,298	0	21,298
Preferred Securities
Banking & Finance	0	3,087	0	3,087
Short-Term Instruments
Repurchase Agreements	0	20,188	0	20,188
U.S. Treasury Bills	0	404	0	404

	$0	$1,841,941	$24,764	$1,866,705

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,021	$0	$0	$52,021

Total Investments	$52,021	$1,841,941	$24,764	$1,918,726

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	56	19	0	75
Over the counter	0	5,103	0	5,103

	$56	$5,122	$0	$5,178

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(220)	(303)	0	(523)
Over the counter	0	(6,073)	0	(6,073)

	$(220)	$(6,376)	$0	$(6,596)

Total Financial Derivative Instruments	$(164)	$(1,254)	$0	$(1,418)

Totals	$51,857	$1,840,687	$24,764	$1,917,308

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$27,162	$0	$(4,242)	$0	$0	$225	$0	$0	$23,145	$184
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	1,619	0	1,619	0
Asset-Backed Securities	946	0	(350)	0	0	12	0	(608)	0	0

	$28,108	$0	$(4,592)	$0	$0	$237	$1,619	$(608)	$24,764	$184

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	81

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

March 31, 2017

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Financial Derivative Instruments - Liabilities
Over the counter	$(5)	$0	$0	$0	$0	$5	$0	$0	$0	$0

Totals	$28,103	$0	$(4,592)	$0	$0	$242	$1,619	$(608)	$24,764	$184

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$23,145	Proxy Pricing	Base Price	99.750-101.000
Corporate Bonds & Notes
Banking & Finance	1,619	Third Party Vendor	Broker Quote	107.904

Total	$24,764

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.1%
AerCap Holdings N.V.
3.397% due 10/06/2023	$25,302	$25,568
Apollo Aviation Securitization Equity Trust
5.125% due 12/15/2020	14,444	14,417
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (f)	57,290	57,899
Charter Communications Operating LLC
2.990% due 07/01/2020	9,598	9,632
2.990% due 01/03/2021	7,779	7,804
3.232% due 01/15/2024	42,075	42,335
Dell, Inc.
3.490% due 09/07/2023	499	502
Delta Air Lines, Inc.
2.898% - 3.052% due 09/30/2019 (f)	74,020	74,027
3.038% due 05/09/2019 (f)	17,456	17,456
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	46,719	46,758
Harbour Aircraft Investments Ltd.
4.703% due 07/15/2041	25,237	25,073
HCA, Inc.
4.031% due 03/17/2023	4,553	4,585
Hilton Worldwide Finance LLC
2.982% due 10/25/2023	8,134	8,207
Las Vegas Sands LLC
2.980% due 12/19/2020	130,198	130,408
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (f)	58,870	57,786
Rise Ltd.
4.750% due 01/31/2021 (f)	16,493	16,418

Total Loan Participations and Assignments (Cost $539,315)		538,875

CORPORATE BONDS & NOTES 77.8%

BANKING & FINANCE 24.6%
AerCap Ireland Capital DAC
4.500% due 05/15/2021	1,600	1,679
Alexandria Real Estate Equities, Inc.
4.500% due 07/30/2029	4,575	4,731
Alleghany Corp.
4.900% due 09/15/2044	5,400	5,519
American Campus Communities Operating Partnership LP
3.750% due 04/15/2023	4,100	4,197
American Express Co.
4.900% due 03/15/2020 (e)	17,900	17,900
American International Group, Inc.
3.900% due 04/01/2026	6,900	6,925
4.375% due 01/15/2055	9,800	8,759
4.500% due 07/16/2044	50,000	47,843
4.700% due 07/10/2035	4,550	4,618
4.800% due 07/10/2045	1,200	1,196
American Tower Corp.
2.250% due 01/15/2022	2,200	2,125
3.125% due 01/15/2027	8,200	7,690
3.375% due 10/15/2026	2,500	2,388
3.500% due 01/31/2023	100	101
4.400% due 02/15/2026	4,900	5,078
4.700% due 03/15/2022	25,000	26,801
5.000% due 02/15/2024	2,250	2,433
Aon PLC
4.250% due 12/12/2042	5,050	4,540
4.450% due 05/24/2043	7,550	7,116
4.600% due 06/14/2044	1,200	1,160
Arch Capital Finance LLC
5.031% due 12/15/2046	4,100	4,401
Banco de Credito e Inversiones
4.000% due 02/11/2023	1,900	1,951
Banco do Brasil S.A.
3.875% due 10/10/2022	13,565	13,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
3.500% due 04/19/2026		$20,000	$19,768
3.875% due 08/01/2025		39,400	40,166
4.000% due 04/01/2024		5,999	6,229
4.875% due 04/01/2044		45,900	49,682
7.750% due 05/14/2038		15,700	21,627
Bank of America N.A.
6.000% due 10/15/2036		1,700	2,096
Bank of New York Mellon Corp.
4.950% due 06/20/2020 (e)		23,500	24,271
Bank One Corp.
8.000% due 04/29/2027		3,600	4,712
Barclays Bank PLC
7.625% due 11/21/2022		48,850	53,519
7.750% due 04/10/2023		11,800	12,425
14.000% due 06/15/2019 (e)	GBP	18,400	28,270
BBVA Bancomer S.A.
6.500% due 03/10/2021		$40,385	44,424
6.750% due 09/30/2022		12,500	14,031
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		2,545	2,732
BGC Partners, Inc.
5.375% due 12/09/2019		27,800	29,248
BNP Paribas S.A.
7.195% due 06/25/2037 (e)		17,300	19,138
7.375% due 08/19/2025 (e)		16,100	16,563
BPCE S.A.
5.150% due 07/21/2024		2,900	2,983
Cantor Fitzgerald LP
6.500% due 06/17/2022		25,450	27,725
CC Holdings GS LLC
3.849% due 04/15/2023		29,710	30,466
Citigroup, Inc.
1.602% due 08/25/2036		1,000	809
3.200% due 10/21/2026		20,000	19,128
3.400% due 05/01/2026		2,800	2,729
3.700% due 01/12/2026		22,377	22,437
4.750% due 05/18/2046		21,000	20,798
6.625% due 06/15/2032		900	1,099
8.125% due 07/15/2039		72,588	106,953
CME Group, Inc.
5.300% due 09/15/2043		1,125	1,346
Cooperatieve Rabobank UA
5.250% due 08/04/2045		10,950	11,856
6.875% due 03/19/2020	EUR	35,400	44,648
11.000% due 06/30/2019 (e)		$24,800	29,047
Countrywide Capital
8.050% due 06/15/2027		2,680	3,331
Credit Agricole S.A.
8.125% due 09/19/2033		29,900	32,147
8.375% due 10/13/2019 (e)		4,770	5,325
Credit Suisse AG
6.500% due 08/08/2023		69,377	76,337
Credit Suisse Group AG
3.574% due 01/09/2023		1,250	1,249
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		500	501
3.750% due 03/26/2025		18,550	18,279
3.800% due 09/15/2022		5,125	5,204
3.800% due 06/09/2023		3,500	3,518
4.875% due 05/15/2045		9,775	9,982
Crown Castle International Corp.
4.450% due 02/15/2026		15,750	16,405
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (e)		15,000	15,394
Deutsche Bank AG
4.250% due 10/14/2021		57,500	58,984
Doctors Co.
6.500% due 10/15/2023		31,800	34,868
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		20,723	21,461
Education Realty Operating Partnership LP
4.600% due 12/01/2024		3,000	3,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERP Operating LP
4.500% due 07/01/2044		$18,000	$18,426
Federal Realty Investment Trust
4.500% due 12/01/2044		1,200	1,226
Fidelity National Financial, Inc.
5.500% due 09/01/2022		29,500	31,186
First American Financial Corp.
4.300% due 02/01/2023		18,250	18,429
First Republic Bank
4.625% due 02/13/2047		4,050	4,048
First Union Capital
7.950% due 11/15/2029		1,000	1,302
FMR LLC
4.950% due 02/01/2033		6,200	6,707
5.150% due 02/01/2043		1,300	1,436
6.450% due 11/15/2039		500	639
Ford Holdings LLC
9.300% due 03/01/2030		14,575	20,340
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		124,489	131,719
Goldman Sachs Group, Inc.
2.398% due 04/23/2021		72,500	74,136
3.750% due 02/25/2026		12,000	12,098
4.000% due 03/03/2024		20,800	21,612
4.800% due 07/08/2044		20,050	21,284
5.750% due 01/24/2022		15,400	17,361
5.950% due 01/15/2027		210	240
6.125% due 02/15/2033		7,400	8,983
6.250% due 02/01/2041		12,925	16,283
6.450% due 05/01/2036		5,600	6,708
6.750% due 10/01/2037		124,500	154,054
Hanover Insurance Group, Inc.
4.500% due 04/15/2026		7,800	8,112
HBOS PLC
5.374% due 06/30/2021	EUR	8,000	10,089
6.750% due 05/21/2018		$10,623	11,127
HCP, Inc.
6.750% due 02/01/2041		4,500	5,532
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (e)	GBP	2,000	2,716
HSBC Bank USA N.A.
7.000% due 01/15/2039		$15,350	20,707
HSBC Capital Funding LP
10.176% due 06/30/2030 (e)		4,800	7,346
HSBC Finance Corp.
6.676% due 01/15/2021		18,375	20,787
HSBC Holdings PLC
3.600% due 05/25/2023		6,000	6,101
3.900% due 05/25/2026		4,500	4,550
4.300% due 03/08/2026		30,431	31,717
5.250% due 09/16/2022 (e)	EUR	10,250	11,112
6.000% due 09/29/2023 (e)		23,445	26,984
6.100% due 01/14/2042		$8,650	10,843
6.500% due 05/02/2036		6,280	7,710
6.500% due 09/15/2037		13,715	16,939
6.800% due 06/01/2038		11,000	14,132
7.000% due 04/07/2038	GBP	1,900	3,287
7.350% due 11/27/2032		$2,500	3,196
7.625% due 05/17/2032		11,547	15,280
International Lease Finance Corp.
8.250% due 12/15/2020		500	591
8.625% due 01/15/2022		800	982
Intesa Sanpaolo SpA
5.017% due 06/26/2024		7,400	6,971
6.500% due 02/24/2021		10,000	11,055
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		450	461
5.500% due 08/06/2022		6,900	7,238
Jackson National Life Global Funding
3.250% due 01/30/2024		2,155	2,168
JPMorgan Chase & Co.
3.300% due 04/01/2026		10	10
3.900% due 07/15/2025		900	931
5.000% due 07/01/2019 (e)		27,275	27,616
5.600% due 07/15/2041		21,340	25,499

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	83

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/16/2043		$5,600	$6,408
6.000% due 08/01/2023 (e)		13,410	14,017
6.100% due 10/01/2024 (e)		88,600	93,739
6.125% due 04/30/2024 (e)		29,650	31,466
6.400% due 05/15/2038		40,278	52,136
6.750% due 02/01/2024 (e)		33,742	37,243
7.900% due 04/30/2018 (e)		52,292	54,253
KBC Bank NV
8.000% due 01/25/2023		4,200	4,408
Kilroy Realty LP
4.250% due 08/15/2029		13,400	13,609
Lloyds Bank PLC
7.625% due 04/22/2025	GBP	4,150	6,890
9.625% due 04/06/2023		2,200	3,772
Lloyds Banking Group PLC
5.300% due 12/01/2045		$3,996	4,250
Macquarie Bank Ltd.
6.625% due 04/07/2021		5,672	6,398
Manulife Financial Corp.
5.375% due 03/04/2046		2,600	3,019
Marsh & McLennan Cos., Inc.
4.350% due 01/30/2047		6,400	6,476
Massachusetts Mutual Life Insurance Co.
4.900% due 04/01/2077		3,800	3,827
8.875% due 06/01/2039		1,684	2,739
MetLife Capital Trust
7.875% due 12/15/2067		11,690	14,437
MetLife, Inc.
5.250% due 06/15/2020 (e)		30,950	32,005
9.250% due 04/08/2038		30,766	42,572
10.750% due 08/01/2069		3,132	4,847
Mid-America Apartments LP
4.300% due 10/15/2023		13,000	13,736
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		3,000	3,219
Morgan Stanley
3.875% due 01/27/2026		22,995	23,342
6.375% due 07/24/2042		45,700	58,863
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054		28,500	27,716
Nationwide Building Society
4.000% due 09/14/2026		9,400	9,117
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		32,300	52,058
Navient Corp.
5.500% due 01/15/2019		2,200	2,285
5.625% due 08/01/2033		25,675	20,091
7.250% due 01/25/2022		26,750	27,879
8.000% due 03/25/2020		20,750	22,592
Neuberger Berman Group LLC
4.500% due 03/15/2027		6,200	6,311
4.875% due 04/15/2045		7,700	6,911
New York Life Global Funding
2.900% due 01/17/2024		913	916
New York Life Insurance Co.
6.750% due 11/15/2039		12,750	17,266
Nippon Life Insurance Co.
5.000% due 10/18/2042		1,900	2,016
5.100% due 10/16/2044		24,450	25,917
Nordea Bank AB
6.125% due 09/23/2024 (e)		250	253
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		33,429	42,466
Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	495
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		6,000	5,997
4.750% due 01/15/2028 (a)		4,300	4,255
5.250% due 01/15/2026		15,000	15,686
Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	3,961
Pacific Life Insurance Co.
9.250% due 06/15/2039		112,931	176,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		$26,295	$34,486
Pinnacol Assurance
8.625% due 06/25/2034 (f)		24,000	24,069
Prologis LP
4.250% due 08/15/2023		3,500	3,724
Prudential Financial, Inc.
5.100% due 08/15/2043		6,200	6,910
5.200% due 03/15/2044		1,400	1,439
5.625% due 06/15/2043		7,000	7,509
5.800% due 11/16/2041		5,000	6,050
Prudential PLC
5.000% due 07/20/2055	GBP	1,900	2,428
Regions Bank
6.450% due 06/26/2037		$16,145	18,312
Regions Financial Corp.
7.375% due 12/10/2037		5,470	6,818
Rio Oil Finance Trust
9.750% due 01/06/2027		25,240	25,555
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		32,500	32,071
Santander UK Group Holdings PLC
2.875% due 08/05/2021		8,700	8,595
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		11,850	12,784
6.125% due 02/07/2022		17,000	18,662
Spirit Realty LP
4.450% due 09/15/2026		2,350	2,322
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	5,700	6,868
Stifel Financial Corp.
4.250% due 07/18/2024		$1,000	1,014
Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		24,600	26,675
6.850% due 12/16/2039		60,905	80,644
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	358	495
Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	10,527
Trust F
6.950% due 01/30/2044		19,715	20,040
U.S. Bancorp
5.300% due 04/15/2027 (e)		23,100	23,591
UBS AG
4.750% due 05/22/2023		6,250	6,401
4.750% due 02/12/2026	EUR	4,400	5,161
5.125% due 05/15/2024		$58,221	59,768
7.625% due 08/17/2022		95,000	110,077
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		36,300	36,967
VEREIT Operating Partnership LP
4.875% due 06/01/2026		1,900	1,986
Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,331
Wells Fargo & Co.
3.000% due 04/22/2026		40,600	38,923
3.900% due 05/01/2045		59,705	57,290
4.125% due 08/15/2023		4,825	5,058
4.900% due 11/17/2045		7,675	8,054
5.375% due 02/07/2035		4,900	5,675
5.375% due 11/02/2043		38,900	43,404
5.606% due 01/15/2044		2,900	3,328
5.875% due 06/15/2025 (e)		3,400	3,669
5.900% due 06/15/2024 (e)		82,329	86,063
Wells Fargo Bank N.A.
5.850% due 02/01/2037		5,901	7,115
5.950% due 08/26/2036		800	973
6.600% due 01/15/2038		22,877	30,083
Wells Fargo Capital
5.950% due 12/01/2086		2,100	2,260
Welltower, Inc.
4.000% due 06/01/2025		13,400	13,604
6.500% due 03/15/2041		29,850	36,674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weyerhaeuser Co.
6.875% due 12/15/2033	$14,477	$17,687
6.950% due 10/01/2027	4,500	5,446
7.375% due 03/15/2032	144,587	190,564
7.950% due 03/15/2025	850	1,046
8.500% due 01/15/2025	450	590
XLIT Ltd.
5.500% due 03/31/2045	5,850	5,865

		4,264,667

INDUSTRIALS 39.9%
21st Century Fox America, Inc.
4.750% due 09/15/2044	6,000	6,081
6.150% due 03/01/2037	600	711
6.150% due 02/15/2041	48,600	57,931
6.650% due 11/15/2037	2,031	2,548
6.900% due 08/15/2039	7,229	9,256
7.750% due 12/01/2045	4,773	6,621
AbbVie, Inc.
2.850% due 05/14/2023	400	393
4.300% due 05/14/2036	23,400	22,712
4.400% due 11/06/2042	45,687	43,772
4.450% due 05/14/2046	33,650	32,316
4.500% due 05/14/2035	25,277	25,305
4.700% due 05/14/2045	25,700	25,724
Actavis Funding SCS
4.550% due 03/15/2035	21,900	22,020
4.750% due 03/15/2045	29,142	29,448
4.850% due 06/15/2044	51,900	52,791
Actavis, Inc.
4.625% due 10/01/2042	9,508	9,372
ADT Corp.
4.125% due 06/15/2023	2,000	1,920
4.875% due 07/15/2032	81,830	65,464
6.250% due 10/15/2021	4,750	5,187
Aetna, Inc.
4.750% due 03/15/2044	50	54
Air Canada Pass-Through Trust
4.125% due 11/15/2026	15,929	16,466
Alibaba Group Holding Ltd.
3.600% due 11/28/2024	14,000	14,124
4.500% due 11/28/2034	1,200	1,250
Amazon.com, Inc.
4.800% due 12/05/2034	17,450	19,376
4.950% due 12/05/2044	475	539
American Airlines Pass-Through Trust
3.200% due 12/15/2029	5,875	5,754
3.250% due 04/15/2030	1,000	967
3.700% due 04/01/2028	5,135	5,167
4.375% due 04/01/2024	1,602	1,612
Amgen, Inc.
4.400% due 05/01/2045	1,000	974
4.563% due 06/15/2048	27,154	27,071
4.663% due 06/15/2051	165,034	165,361
4.950% due 10/01/2041	5,650	5,901
Anadarko Holding Co.
7.150% due 05/15/2028	14,050	16,918
Anadarko Petroleum Corp.
6.450% due 09/15/2036	14,916	17,639
7.000% due 11/15/2027	1,000	1,107
7.950% due 06/15/2039	50,000	64,593
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	100	132
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026	10,000	10,130
4.700% due 02/01/2036	99,600	105,770
4.900% due 02/01/2046	108,800	117,939
Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	276
4.950% due 01/15/2042	4,000	4,331
Anthem, Inc.
3.125% due 05/15/2022	1,000	1,006
4.625% due 05/15/2042	21,000	21,408
Apache Corp.
4.750% due 04/15/2043	500	502
5.100% due 09/01/2040	850	877

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apple, Inc.
3.850% due 05/04/2043	$2,600	$2,497
3.850% due 08/04/2046	68,900	65,757
Applied Materials, Inc.
4.350% due 04/01/2047	13,300	13,486
Archer-Daniels-Midland Co.
4.016% due 04/16/2043	10,500	10,420
Arconic, Inc.
5.900% due 02/01/2027	1,900	2,044
Asciano Finance Ltd.
6.000% due 04/07/2023	19,900	21,654
AstraZeneca PLC
4.375% due 11/16/2045	2,300	2,348
Barrick North America Finance LLC
5.700% due 05/30/2041	9,900	11,236
Baxalta, Inc.
5.250% due 06/23/2045	600	658
Becton Dickinson and Co.
4.875% due 05/15/2044	16,000	16,785
Biogen, Inc.
5.200% due 09/15/2045	6,400	6,943
Black Knight InfoServe LLC
5.750% due 04/15/2023	13,150	13,776
Boeing Co.
6.875% due 03/15/2039	2,600	3,677
Boston Scientific Corp.
3.850% due 05/15/2025	441	448
7.000% due 11/15/2035	43,837	53,538
7.375% due 01/15/2040	40,000	50,229
Braskem America Finance Co.
7.125% due 07/22/2041	21,800	23,228
Broadcom Corp.
3.875% due 01/15/2027	70,300	70,883
Buckeye Partners LP
5.600% due 10/15/2044	3,800	3,909
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	40,020
4.450% due 03/15/2043	69,500	72,241
4.900% due 04/01/2044	3,300	3,643
5.050% due 03/01/2041	11,900	13,333
5.750% due 05/01/2040	15,720	19,111
6.200% due 08/15/2036	800	1,027
6.530% due 07/15/2037	1,500	1,906
7.290% due 06/01/2036	800	1,120
Canadian Pacific Railway Co.
4.800% due 09/15/2035	7,983	8,693
CBS Corp.
4.850% due 07/01/2042	14,534	14,669
4.900% due 08/15/2044	9,850	10,022
7.875% due 07/30/2030	7,800	10,601
Celgene Corp.
4.625% due 05/15/2044	3,950	3,915
Cenovus Energy, Inc.
5.200% due 09/15/2043	150	149
6.750% due 11/15/2039	16,900	19,348
CF Industries, Inc.
4.950% due 06/01/2043	5,550	4,717
Charter Communications Operating LLC
5.375% due 05/01/2047 (a)	27,500	27,720
6.384% due 10/23/2035	42,664	48,646
6.484% due 10/23/2045	39,919	46,216
China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,731
Cimarex Energy Co.
4.375% due 06/01/2024	1,300	1,352
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	11,699
Comcast Corp.
4.500% due 01/15/2043	2,100	2,141
4.650% due 07/15/2042	46,600	48,727
4.750% due 03/01/2044	1,600	1,692
5.650% due 06/15/2035	10,000	11,826
6.400% due 03/01/2040	78,173	100,451
6.550% due 07/01/2039	30,000	38,924

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 08/15/2037	$26,300	$35,461
7.050% due 03/15/2033	6,275	8,351
Conagra Brands, Inc.
7.000% due 10/01/2028	1,800	2,251
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	5,597	5,820
7.250% due 05/10/2021	12,895	14,330
Continental Resources, Inc.
3.800% due 06/01/2024	750	703
4.500% due 04/15/2023	18,800	18,424
4.900% due 06/01/2044	4,248	3,675
5.000% due 09/15/2022	5,700	5,778
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,865
5.625% due 10/18/2043	2,200	2,464
Cox Communications, Inc.
4.500% due 06/30/2043	22,291	19,358
4.700% due 12/15/2042	12,190	10,890
4.800% due 02/01/2035	15,800	14,917
6.450% due 12/01/2036	2,431	2,560
8.375% due 03/01/2039	44,727	55,995
Crown Castle Towers LLC
6.113% due 01/15/2040	13,410	14,528
CSN Islands Corp.
6.875% due 09/21/2019 (h)	7,032	6,083
CSX Corp.
3.800% due 11/01/2046	11,650	10,664
3.950% due 05/01/2050	2,205	2,022
5.500% due 04/15/2041	2,410	2,769
CVS Pass-Through Trust
4.163% due 08/11/2036	10,351	10,349
5.773% due 01/10/2033	1,355	1,523
5.880% due 01/10/2028	3,976	4,464
5.926% due 01/10/2034	30,835	35,283
6.036% due 12/10/2028	2,064	2,323
6.943% due 01/10/2030	33,515	39,917
7.507% due 01/10/2032	82,840	102,000
8.353% due 07/10/2031	15,234	19,636
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	1,353	1,494
Deutsche Telekom International Finance BV
4.875% due 03/06/2042	1,650	1,762
8.750% due 06/15/2030	70,000	102,451
9.250% due 06/01/2032	250	389
Diamond Finance Corp.
6.020% due 06/15/2026	64,900	71,009
8.100% due 07/15/2036	11,300	14,235
8.350% due 07/15/2046	29,050	37,812
Discovery Communications LLC
3.300% due 05/15/2022	300	299
4.950% due 05/15/2042	800	725
6.350% due 06/01/2040	3,900	4,133
Dominion Gas Holdings LLC
4.800% due 11/01/2043	800	844
Domtar Corp.
6.750% due 02/15/2044	7,000	7,373
Dow Chemical Co.
9.400% due 05/15/2039	22,093	34,931
DP World Ltd.
6.850% due 07/02/2037	20,330	23,552
Ecopetrol S.A.
5.875% due 05/28/2045	7,300	6,705
7.375% due 09/18/2043	25,100	26,945
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	32,399
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	4,600	4,763
Enbridge, Inc.
4.500% due 06/10/2044	6,875	6,382
Encana Corp.
7.200% due 11/01/2031	11,096	13,252
Energy Transfer Partners LP
4.900% due 03/15/2035	28,200	27,060
5.150% due 02/01/2043	26,285	24,620
5.150% due 03/15/2045	30,986	29,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.300% due 04/15/2047	$20,700	$19,943
5.950% due 10/01/2043	3,888	4,038
6.050% due 06/01/2041	1,200	1,246
6.125% due 12/15/2045	37,200	39,775
6.500% due 02/01/2042	4,700	5,089
6.625% due 10/15/2036	9,055	10,090
7.500% due 07/01/2038	19,850	23,518
Entergy Louisiana LLC
3.250% due 04/01/2028	11,800	11,675
5.000% due 07/15/2044	4,300	4,353
Enterprise Products Operating LLC
3.750% due 02/15/2025	2,750	2,770
4.450% due 02/15/2043	96,400	91,548
4.850% due 08/15/2042	11,300	11,423
4.850% due 03/15/2044	40,955	41,564
5.100% due 02/15/2045	25,350	26,569
5.700% due 02/15/2042	5,600	6,275
5.750% due 03/01/2035	15,361	16,879
5.950% due 02/01/2041	7,163	8,214
6.125% due 10/15/2039	5,000	5,827
6.450% due 09/01/2040	2,395	2,902
EQT Midstream Partners LP
4.000% due 08/01/2024	10,100	10,078
ERAC USA Finance LLC
4.200% due 11/01/2046	5,210	4,755
7.000% due 10/15/2037	2,400	3,042
Express Scripts Holding Co.
4.500% due 02/25/2026	4,800	4,932
FedEx Corp.
3.875% due 08/01/2042	765	701
3.900% due 02/01/2035	5,500	5,294
4.550% due 04/01/2046	18,300	18,381
4.750% due 11/15/2045	13,150	13,516
5.100% due 01/15/2044	2,600	2,808
Fidelity National Information Services, Inc.
3.000% due 08/15/2026	9,000	8,496
3.500% due 04/15/2023	6,500	6,603
5.000% due 10/15/2025	23,000	25,056
Ford Motor Co.
8.900% due 01/15/2032	9,209	12,488
9.980% due 02/15/2047	5,300	8,197
Fortune Brands Home & Security, Inc.
4.000% due 06/15/2025	27,800	28,787
General Electric Co.
4.125% due 10/09/2042	42,200	43,140
4.500% due 03/11/2044	28,550	30,726
5.000% due 01/21/2021 (e)	8,882	9,371
5.875% due 01/14/2038	24,551	31,028
6.150% due 08/07/2037	1	1
6.750% due 03/15/2032	1,289	1,740
6.875% due 01/10/2039	7,868	11,176
Georgia-Pacific LLC
7.250% due 06/01/2028	14,460	18,790
7.750% due 11/15/2029	1,600	2,226
8.875% due 05/15/2031	20,200	30,885
Gilead Sciences, Inc.
4.600% due 09/01/2035	16,700	17,232
4.750% due 03/01/2046	7,700	7,870
4.800% due 04/01/2044	2,700	2,783
Glencore Finance Canada Ltd.
5.550% due 10/25/2042	10,430	10,905
6.000% due 11/15/2041	670	731
6.900% due 11/15/2037	100	118
Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	8,600	8,789
GNL Quintero S.A.
4.634% due 07/31/2029	5,000	5,125
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	8,490	8,575
Goldcorp, Inc.
3.700% due 03/15/2023	9,925	10,127
5.450% due 06/09/2044	33,900	35,953
GTL Trade Finance, Inc.
7.250% due 04/16/2044	15,200	15,010
GTP Acquisition Partners LLC
3.482% due 06/15/2050	7,500	7,512

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	85

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halliburton Co.
4.850% due 11/15/2035	$14,900	$15,777
Harris Corp.
4.854% due 04/27/2035	2,150	2,303
5.054% due 04/27/2045	1,500	1,647
HCA, Inc.
4.500% due 02/15/2027	8,800	8,822
4.750% due 05/01/2023	6,300	6,583
5.875% due 03/15/2022	13,750	15,159
Heineken NV
4.000% due 10/01/2042	2,000	1,921
4.350% due 03/29/2047	17,000	17,102
Hess Corp.
6.000% due 01/15/2040	8,780	9,051
7.300% due 08/15/2031	2,129	2,514
Home Depot, Inc.
4.400% due 03/15/2045	10,850	11,530
HP, Inc.
6.000% due 09/15/2041	450	459
Humana, Inc.
3.950% due 03/15/2027	900	922
4.800% due 03/15/2047	10,800	11,332
8.150% due 06/15/2038	1,000	1,392
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	19,850	20,093
4.250% due 07/21/2025	17,500	18,137
International Paper Co.
4.400% due 08/15/2047	6,800	6,443
4.800% due 06/15/2044	12,450	12,440
6.000% due 11/15/2041	7,400	8,600
8.700% due 06/15/2038	9,455	13,582
JM Smucker Co.
4.375% due 03/15/2045	1,400	1,402
Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	49,903
Kellogg Co.
4.500% due 04/01/2046	6,800	6,688
Kerr-McGee Corp.
6.950% due 07/01/2024	3,408	4,015
7.875% due 09/15/2031	2,400	3,083
Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	15,559	14,156
5.000% due 08/15/2042	15,500	14,675
5.000% due 03/01/2043	37,000	35,235
5.500% due 03/01/2044	2,250	2,250
5.625% due 09/01/2041	1,700	1,707
5.800% due 03/15/2035	13,742	14,428
6.375% due 03/01/2041	6,000	6,538
6.500% due 02/01/2037	12,219	13,317
6.500% due 09/01/2039	36,345	40,417
6.550% due 09/15/2040	30,300	33,463
6.950% due 01/15/2038	49,800	57,938
7.500% due 11/15/2040	22,967	27,810
Kinder Morgan, Inc.
5.300% due 12/01/2034	1,400	1,413
7.800% due 08/01/2031	2,000	2,514
Kraft Heinz Foods Co.
5.000% due 06/04/2042	13,250	13,455
5.200% due 07/15/2045	1,000	1,040
6.375% due 07/15/2028	650	769
6.500% due 02/09/2040	98,198	117,667
6.750% due 03/15/2032	5,025	6,141
6.875% due 01/26/2039	3,900	4,879
7.125% due 08/01/2039	36,043	45,828
Kroger Co.
7.500% due 04/01/2031	150	201
Lam Research Corp.
3.800% due 03/15/2025	4,900	4,927
Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,390
4.500% due 05/15/2036	2,100	2,237
4.700% due 05/15/2046	7,628	8,293
Lowe’s Cos., Inc.
3.700% due 04/15/2046	8,300	7,723
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Magna International, Inc.
3.625% due 06/15/2024	$9,745	$9,951
Masco Corp.
4.375% due 04/01/2026	15,400	16,081
5.950% due 03/15/2022	7,740	8,702
6.500% due 08/15/2032	13,602	16,092
7.750% due 08/01/2029	5,450	7,021
Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,066
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	12,950	13,759
Medtronic, Inc.
4.375% due 03/15/2035	1,311	1,375
4.625% due 03/15/2045	24,750	26,648
Microsoft Corp.
3.300% due 02/06/2027	27,200	27,672
3.700% due 08/08/2046	90,300	84,807
4.100% due 02/06/2037	26,700	27,509
4.500% due 02/06/2057	22,900	23,633
4.750% due 11/03/2055	16,700	17,945
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	13,400	14,305
Molson Coors Brewing Co.
5.000% due 05/01/2042	200	212
Moody’s Corp.
5.250% due 07/15/2044	4,144	4,638
Motorola Solutions, Inc.
5.500% due 09/01/2044	15,300	14,802
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)	16,400	17,261
NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	33,088
5.950% due 04/01/2041	52,000	63,405
6.400% due 04/30/2040	9,100	11,635
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	22,905	23,941
Newell Brands, Inc.
5.375% due 04/01/2036	3,200	3,598
Newmont Mining Corp.
6.250% due 10/01/2039	11,710	13,627
Nexen Energy ULC
6.400% due 05/15/2037	1,100	1,372
7.500% due 07/30/2039	2,410	3,377
Noble Holding International Ltd.
5.250% due 03/15/2042	17,340	11,704
6.050% due 03/01/2041	41,350	29,979
Norfolk Southern Corp.
4.450% due 06/15/2045	700	731
4.650% due 01/15/2046	3,300	3,542
Northern Natural Gas Co.
4.100% due 09/15/2042	15,000	14,286
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029	11,800	11,988
NXP BV
3.875% due 09/01/2022	17,800	18,245
4.625% due 06/01/2023	3,300	3,502
Occidental Petroleum Corp.
4.400% due 04/15/2046	5,000	5,093
ONEOK Partners LP
6.125% due 02/01/2041	20,852	23,217
6.200% due 09/15/2043	40,000	44,926
6.650% due 10/01/2036	4,765	5,561
6.850% due 10/15/2037	8,494	10,174
Oracle Corp.
3.900% due 05/15/2035	2,175	2,151
4.300% due 07/08/2034	4,000	4,161
4.375% due 05/15/2055	1,700	1,662
Owens Corning
4.200% due 12/15/2022	8,070	8,450
Pearson Funding PLC
3.750% due 05/08/2022	10,160	9,990
PepsiCo, Inc.
4.000% due 03/05/2042	2,400	2,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos Mexicanos
5.500% due 06/27/2044	$36,018	$31,968
5.625% due 01/23/2046	105,650	94,478
6.375% due 01/23/2045	29,069	28,491
6.750% due 09/21/2047	37,455	38,115
Pfizer, Inc.
4.300% due 06/15/2043	400	412
4.400% due 05/15/2044	5,500	5,755
5.600% due 09/15/2040	33,365	40,268
Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	3,437
4.125% due 03/04/2043	2,575	2,490
4.250% due 11/10/2044	19,500	19,345
4.375% due 11/15/2041	12,700	12,780
4.875% due 11/15/2043	2,500	2,700
6.375% due 05/16/2038	11,235	14,297
Pioneer Natural Resources Co.
3.950% due 07/15/2022	250	260
7.200% due 01/15/2028	24,475	30,323
Pride International LLC
7.875% due 08/15/2040	31,180	28,997
QUALCOMM, Inc.
4.650% due 05/20/2035	23,040	23,973
4.800% due 05/20/2045	28,050	29,318
QVC, Inc.
4.375% due 03/15/2023	1,700	1,707
4.450% due 02/15/2025	2,200	2,137
4.850% due 04/01/2024	21,000	21,155
5.125% due 07/02/2022	6,820	7,167
5.450% due 08/15/2034	35,700	33,006
5.950% due 03/15/2043	38,255	35,221
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	5,000	5,575
6.332% due 09/30/2027	3,535	4,065
RELX Capital, Inc.
3.125% due 10/15/2022	7,102	7,095
Reynolds American, Inc.
6.150% due 09/15/2043	10,920	13,205
Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,500	8,989
6.875% due 04/15/2040	8,450	8,851
7.500% due 07/15/2038	25,640	27,819
Rockwell Collins, Inc.
3.500% due 03/15/2027 (a)	7,600	7,618
4.350% due 04/15/2047 (a)	4,500	4,517
Rogers Communications, Inc.
5.000% due 03/15/2044	6,050	6,524
Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	23,300	22,996
5.000% due 03/15/2027	36,700	38,403
5.625% due 03/01/2025	300	326
Sealed Air Corp.
6.875% due 07/15/2033	2,000	2,185
Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047	6,700	6,811
Sky PLC
3.125% due 11/26/2022	4,200	4,186
3.750% due 09/16/2024	2,800	2,833
Southern Co.
4.250% due 07/01/2036	9,300	9,034
4.400% due 07/01/2046	25,900	24,847
Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	11,197
Southwestern Energy Co.
4.100% due 03/15/2022	6,600	6,187
6.700% due 01/23/2025	3,369	3,352
Standard Industries, Inc.
5.000% due 02/15/2027	1,580	1,552
Starbucks Corp.
4.300% due 06/15/2045	2,100	2,232
Statoil ASA
3.950% due 05/15/2043	2,200	2,132
5.100% due 08/17/2040	9,200	10,467
Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	2,000	2,126
4.950% due 01/15/2043	27,800	25,509

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	$7,750	$8,025
Symantec Corp.
5.000% due 04/15/2025	4,150	4,252
Tech Data Corp.
4.950% due 02/15/2027	4,200	4,247
Telefonica Emisiones S.A.U.
5.213% due 03/08/2047	10,900	11,114
7.045% due 06/20/2036	27,468	34,082
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	320	389
Tesco PLC
6.150% due 11/15/2037	3,450	3,527
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	261	290
Thomson Reuters Corp.
4.300% due 11/23/2023	22,700	24,010
5.650% due 11/23/2043	23,336	25,994
Time Warner Cable LLC
4.500% due 09/15/2042	18,100	16,499
5.500% due 09/01/2041	14,800	15,177
5.875% due 11/15/2040	5,000	5,324
6.550% due 05/01/2037	2,250	2,587
6.750% due 06/15/2039	52,495	61,832
7.300% due 07/01/2038	2,080	2,585
Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,411
8.375% due 07/15/2033	18,520	24,768
Time Warner, Inc.
4.650% due 06/01/2044	10,705	10,156
4.900% due 06/15/2042	3,000	2,941
5.350% due 12/15/2043	3,300	3,397
5.375% due 10/15/2041	5,000	5,223
6.100% due 07/15/2040	28,600	32,316
6.200% due 03/15/2040	10,000	11,455
6.250% due 03/29/2041	14,950	17,220
Topaz Solar Farms LLC
4.875% due 09/30/2039	7,067	7,307
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	3,484	4,291
7.250% due 08/15/2038	1,400	1,898
7.625% due 01/15/2039	4,900	6,887
Transcontinental Gas Pipe Line Co. LLC
4.450% due 08/01/2042	2,600	2,466
5.400% due 08/15/2041	4,330	4,567
Tyson Foods, Inc.
4.875% due 08/15/2034	950	974
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	9,062	9,283
4.625% due 12/03/2026	3,441	3,617
7.125% due 04/22/2025	2,854	3,300
Union Pacific Corp.
4.250% due 04/15/2043	1,000	1,015
4.375% due 11/15/2065	2,500	2,520
United Airlines Pass-Through Trust
3.100% due 01/07/2030	41,700	41,074
3.450% due 01/07/2030	2,600	2,551
3.750% due 03/03/2028	5,757	5,851
4.000% due 10/11/2027	15,101	15,667
4.300% due 02/15/2027	16,703	17,413
UnitedHealth Group, Inc.
4.625% due 07/15/2035	7,100	7,738
4.625% due 11/15/2041	14,000	14,890
4.750% due 07/15/2045	15,099	16,582
5.800% due 03/15/2036	300	371
5.950% due 02/15/2041	4,700	5,930
6.625% due 11/15/2037	2,150	2,866
Viacom, Inc.
4.500% due 02/27/2042	10,565	9,135
4.850% due 12/15/2034	13,052	12,661
5.250% due 04/01/2044	13,690	13,471
5.850% due 09/01/2043	18,900	19,964
Virgin Australia Pass Through Trust
5.000% due 04/23/2025	1,769	1,842

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Secured Finance PLC
6.000% due 01/15/2025	GBP	1,624	$2,365
Votorantim Cimentos S.A.
7.250% due 04/05/2041		$1,700	1,738
Wal-Mart Stores, Inc.
4.000% due 04/11/2043		22,200	22,247
Walgreens Boots Alliance, Inc.
3.450% due 06/01/2026		14,000	13,674
West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		9,100	8,724
Western Gas Partners LP
5.450% due 04/01/2044		2,600	2,680
WestRock RKT Co.
4.000% due 03/01/2023		8,350	8,628
Whirlpool Corp.
5.150% due 03/01/2043		21,075	22,582
Williams Cos., Inc.
7.500% due 01/15/2031		5,227	6,116
8.750% due 03/15/2032		29,088	36,869
Williams Partners LP
3.900% due 01/15/2025		3,168	3,169
4.900% due 01/15/2045		1,500	1,449
5.100% due 09/15/2045		7,225	7,205
5.400% due 03/04/2044		8,300	8,495
5.800% due 11/15/2043		10,360	11,111
6.300% due 04/15/2040		21,370	24,040
Woodside Finance Ltd.
3.650% due 03/05/2025		700	690
Wyeth LLC
5.950% due 04/01/2037		500	618
Wynn Las Vegas LLC
4.250% due 05/30/2023		66,427	65,534
5.375% due 03/15/2022		22,130	22,711
5.500% due 03/01/2025		126,050	128,413
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		1,681	1,585

			6,900,640

UTILITIES 13.3%
Alabama Power Co.
3.850% due 12/01/2042		2,550	2,455
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039		26,093	37,607
American Transmission Systems, Inc.
5.000% due 09/01/2044		11,300	12,275
American Water Capital Corp.
4.300% due 12/01/2042		8,700	9,109
6.593% due 10/15/2037		150	203
Anadarko Finance Co.
7.500% due 05/01/2031		8,074	10,256
Appalachian Power Co.
4.400% due 05/15/2044		6,350	6,487
5.800% due 10/01/2035		2,176	2,530
6.375% due 04/01/2036		4,450	5,490
6.700% due 08/15/2037		3,600	4,637
7.000% due 04/01/2038		3,693	4,980
AT&T Corp.
8.250% due 11/15/2031		265	363
AT&T, Inc.
4.350% due 06/15/2045		50,177	44,263
4.500% due 03/09/2048		93,731	84,267
4.550% due 03/09/2049		110,169	99,188
4.800% due 06/15/2044		94,000	88,382
5.150% due 03/15/2042		5,500	5,474
5.350% due 09/01/2040		11,547	11,901
6.000% due 08/15/2040		4,400	4,838
6.375% due 03/01/2041		22,200	25,439
Berkshire Hathaway Energy Co.
4.500% due 02/01/2045		580	606
5.950% due 05/15/2037		1,500	1,853
6.125% due 04/01/2036		10,425	13,051
6.500% due 09/15/2037		23,550	30,724
BG Energy Capital PLC
5.125% due 10/15/2041		2,350	2,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
British Telecommunications PLC
9.125% due 12/15/2030		$12,410	$18,661
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		16,090	5,370
Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	414
Cleco Power LLC
6.000% due 12/01/2040		17,400	21,133
Cleveland Electric Illuminating Co.
5.950% due 12/15/2036		7,000	8,010
CMS Energy Corp.
4.700% due 03/31/2043		5,437	5,597
CNOOC Finance Ltd.
3.000% due 05/09/2023		400	391
3.875% due 05/02/2022		10,900	11,261
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		42,750	44,616
Consolidated Edison Co. of New York, Inc.
5.300% due 03/01/2035		900	1,030
5.500% due 12/01/2039		3,400	4,043
5.700% due 06/15/2040		5,000	6,118
6.300% due 08/15/2037		4,000	5,148
6.750% due 04/01/2038		9,950	13,488
DTE Electric Co.
3.950% due 06/15/2042		500	492
4.300% due 07/01/2044		9,150	9,642
Duke Energy Carolinas LLC
4.250% due 12/15/2041		16,400	17,011
6.000% due 01/15/2038		50	63
Duke Energy Corp.
3.750% due 09/01/2046		11,950	10,815
Duke Energy Florida LLC
5.650% due 04/01/2040		7,400	9,065
Duke Energy Indiana LLC
4.900% due 07/15/2043		105	118
6.120% due 10/15/2035		6,724	8,233
Duke Energy Progress LLC
4.100% due 03/15/2043		4,701	4,720
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		4,150	4,641
Electricite de France S.A.
4.875% due 01/22/2044		9,140	9,116
4.950% due 10/13/2045		4,655	4,689
6.950% due 01/26/2039		17,208	21,948
Emera U.S. Finance LP
4.750% due 06/15/2046		14,800	14,988
Emera, Inc.
6.750% due 06/15/2076		9,100	9,976
Enable Midstream Partners LP
4.400% due 03/15/2027		800	796
5.000% due 05/15/2044		23,213	21,247
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072	EUR	1,800	1,921
Exelon Corp.
4.450% due 04/15/2046		$3,863	3,842
Exelon Generation Co. LLC
5.600% due 06/15/2042		12,346	11,811
6.250% due 10/01/2039		13,115	13,639
FirstEnergy Corp.
7.375% due 11/15/2031		11,846	15,475
FirstEnergy Solutions Corp.
6.800% due 08/15/2039		11,761	4,469
FirstEnergy Transmission LLC
4.350% due 01/15/2025		250	260
5.450% due 07/15/2044		10,100	11,070
Florida Power & Light Co.
4.050% due 10/01/2044		4,200	4,295
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		16,950	17,157
6.000% due 11/27/2023		17,825	19,296
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028		5,700	5,714
4.950% due 02/06/2028 (h)		5,900	5,915
5.999% due 01/23/2021		20,300	21,971
6.510% due 03/07/2022		32,275	35,803

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	87

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Great Plains Energy, Inc.
3.900% due 04/01/2027		$4,000	$4,041
4.850% due 04/01/2047		8,500	8,746
Idaho Power Co.
4.850% due 08/15/2040		9,000	9,712
Indiana Michigan Power Co.
4.550% due 03/15/2046		500	530
Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,376
Jersey Central Power & Light Co.
6.150% due 06/01/2037		6,200	7,209
Kentucky Utilities Co.
5.125% due 11/01/2040		17,600	20,454
Koninklijke KPN NV
8.375% due 10/01/2030		28,590	38,400
Metropolitan Edison Co.
3.500% due 03/15/2023		1,900	1,930
MidAmerican Energy Co.
5.800% due 10/15/2036		3,000	3,679
Monongahela Power Co.
5.400% due 12/15/2043		700	827
Niagara Mohawk Power Corp.
4.119% due 11/28/2042		3,850	3,787
4.278% due 10/01/2034		9,000	9,191
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		22,300	22,732
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		11,248	6,215
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)		5,367	2,013
6.750% due 10/01/2023 (f)		1,778	667
Oglethorpe Power Corp.
5.250% due 09/01/2050		25,000	27,356
Ohio Edison Co.
6.875% due 07/15/2036		3,500	4,552
8.250% due 10/15/2038		1,000	1,464
Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040		15,100	17,760
5.300% due 06/01/2042		600	716
7.250% due 01/15/2033		3,400	4,660
7.500% due 09/01/2038		4,615	6,690
Orange S.A.
5.500% due 02/06/2044		14,165	16,160
9.000% due 03/01/2031		11,250	16,565
Pacific Gas & Electric Co.
4.300% due 03/15/2045		3,700	3,824
4.450% due 04/15/2042		5,150	5,430
4.600% due 06/15/2043		85	91
4.750% due 02/15/2044		3,800	4,189
5.400% due 01/15/2040		800	948
5.800% due 03/01/2037		8,600	10,650
6.050% due 03/01/2034		5,630	7,067
6.250% due 03/01/2039		9,900	12,924
PacifiCorp
6.000% due 01/15/2039		200	254
PECO Energy Co.
4.150% due 10/01/2044		8,900	9,120
Pennsylvania Electric Co.
6.150% due 10/01/2038		500	583
Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	14,000	16,227
5.625% due 05/20/2043		$44,687	37,099
6.750% due 01/27/2041		200	188
6.850% due 06/05/2115		21,500	19,269
Plains All American Pipeline LP
4.300% due 01/31/2043		12,125	10,362
4.500% due 12/15/2026		4,650	4,750
4.700% due 06/15/2044		29,155	26,475
4.900% due 02/15/2045		24,635	23,110
5.150% due 06/01/2042		60,620	57,708
PPL Electric Utilities Corp.
5.200% due 07/15/2041		5,500	6,378
Progress Energy, Inc.
7.750% due 03/01/2031		400	558

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Puget Sound Energy, Inc.
5.764% due 07/15/2040		$9,000	$10,934
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043 (h)		57,300	57,398
5.500% due 04/08/2044		41,000	42,773
Shell International Finance BV
3.625% due 08/21/2042		2,400	2,169
4.125% due 05/11/2035		71,200	71,956
4.550% due 08/12/2043		9,850	10,247
5.500% due 03/25/2040		2,000	2,340
Southern California Edison Co.
6.000% due 01/15/2034		400	500
6.650% due 04/01/2029		600	755
Southern Co. Gas Capital Corp.
5.875% due 03/15/2041		7,500	8,806
Southwestern Electric Power Co.
2.750% due 10/01/2026		900	853
6.200% due 03/15/2040		3,100	3,867
Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,420
SSE PLC
5.625% due 10/01/2017 (e)	EUR	2,500	2,735
5.625% due 10/01/2017 (e)		$200	203
Telecom Italia Capital S.A.
7.200% due 07/18/2036		7,845	8,357
7.721% due 06/04/2038		17,800	19,803
Telecom Italia SpA
6.375% due 06/24/2019	GBP	6,500	8,912
Telefonica Europe BV
8.250% due 09/15/2030		$17,700	24,114
Toledo Edison Co.
6.150% due 05/15/2037		11,490	13,887
Verizon Communications, Inc.
3.850% due 11/01/2042		16,560	13,914
4.522% due 09/15/2048		53,992	49,341
4.672% due 03/15/2055		221,612	198,855
4.862% due 08/21/2046		2,920	2,819
5.012% due 08/21/2054		242,722	232,647
Virginia Electric & Power Co.
6.000% due 05/15/2037		400	498
Vodafone Group PLC
4.375% due 02/19/2043		21,625	19,840
6.150% due 02/27/2037		17,613	20,304
6.250% due 11/30/2032		2,650	3,098
Wisconsin Electric Power Co.
5.700% due 12/01/2036		220	271

			2,308,688

Total Corporate Bonds & Notes (Cost $12,992,277)			13,473,995

MUNICIPAL BONDS & NOTES 5.5%

CALIFORNIA 2.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		15,300	21,416
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		12,300	16,800
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		700	855
6.907% due 10/01/2050		28,895	41,569
7.043% due 04/01/2050		49,575	71,675
Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040		2,220	2,665
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		4,500	5,745
California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026		2,550	3,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	$15,345	$21,699
7.350% due 11/01/2039	1,000	1,412
7.500% due 04/01/2034	4,840	6,862
7.550% due 04/01/2039	16,720	24,538
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	19,570	29,191
7.625% due 03/01/2040	7,575	11,101
7.950% due 03/01/2036	22,100	25,514
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,375
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,570
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	13,145
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	25,485	37,094
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	20,707
7.618% due 08/01/2040	5,200	7,523
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	566
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,147
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	10,185	13,677
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	5,000	6,265
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	122
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,672
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,132
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	644
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	13,115
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	14,418
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	6,600	8,674
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	32,896
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	555
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,352
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	400	479
University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	4,906

		482,358

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.4%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	$8,590	$9,652
6.655% due 04/01/2057	44,110	49,612

		59,264

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,056
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	20,453
Chicago, Illinois General Obligation Bonds, Series 2012
5.432% due 01/01/2042	4,435	3,628
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	5,000	4,482
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	25,400	26,147
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	11,015	11,249
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,291

		70,306

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,325

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	400	473

MASSACHUSETTS 0.0%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	4,024

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,400	4,200

NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	527
New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	15,005	20,956

		21,483

NEW YORK 0.9%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	6,900	8,756
6.814% due 11/15/2040	18,085	24,353
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	8,169
5.508% due 08/01/2037	800	971
5.572% due 11/01/2038	9,000	10,945

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	$1,200	$1,421
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	588
5.389% due 03/15/2040	200	239
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,145
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	11,446
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	619
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	228
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	88,739
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,009

		162,628

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,269
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	3,100	3,718
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,484
7.734% due 02/15/2033	7,325	9,833
8.084% due 02/15/2050	50,725	78,255
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	66

		94,625

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,970

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	18,184
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	16,000	18,792

		36,976

Total Municipal Bonds & Notes (Cost $803,554)		952,632

U.S. GOVERNMENT AGENCIES 4.2%
Fannie Mae
3.500% due 06/01/2045 - 09/01/2046	12,291	12,602
3.500% due 07/01/2046 (h)	14,712	15,084
4.000% due 10/01/2040 - 09/01/2046	1,021	1,074
6.000% due 01/01/2023 - 06/01/2038	22	25
7.000% due 11/01/2026	16	17
8.500% due 08/01/2026	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 05/01/2047	$200,500	$198,479
3.500% due 04/01/2047 - 06/01/2047	491,200	501,312
Freddie Mac
3.082% due 08/15/2032	37	39
Ginnie Mae
4.500% due 09/15/2033	14	15
8.500% due 09/15/2030	5	5

Total U.S. Government Agencies (Cost $724,096)		728,653

U.S. TREASURY OBLIGATIONS 28.7%
U.S. Treasury Bonds
2.250% due 08/15/2046 (h)	59,713	50,521
2.500% due 02/15/2045 (h)	266,000	239,005
2.500% due 02/15/2046 (h)(l)	132,685	118,898
2.500% due 05/15/2046 (h)	114,230	102,267
2.750% due 11/15/2042 (h)(j)(l)	414,000	394,214
2.875% due 05/15/2043 (h)(l)	34,900	33,980
2.875% due 08/15/2045 (h)(j)	105,207	102,018
2.875% due 11/15/2046 (h)	823,615	799,019
3.000% due 11/15/2044 (l)	94,739	94,304
3.000% due 05/15/2045 (h)(j)(l)	390,183	387,882
3.125% due 02/15/2042 (h)(j)(l)	297,500	304,409
3.125% due 02/15/2043 (h)(j)(l)	199,000	202,953
3.625% due 02/15/2044 (h)(j)(l)	302,675	337,240
5.375% due 02/15/2031 (l)	2,000	2,671
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025 (j)	67,592	67,804
0.625% due 01/15/2026 (j)(l)	66,233	67,490
1.750% due 01/15/2028 (j)	14,375	16,275
2.000% due 01/15/2026 (j)	17,865	20,290
2.375% due 01/15/2027 (j)(l)	118,262	139,938
2.500% due 01/15/2029 (j)(l)	23,868	29,220
3.875% due 04/15/2029	886	1,228
U.S. Treasury Notes
1.875% due 01/31/2022	220,000	219,528
2.000% due 08/15/2025 (h)(j)(l)	830,000	808,196
2.000% due 11/15/2026	35,774	34,556
2.250% due 11/15/2025 (h)(j)(l)	91,465	90,684
2.250% due 02/15/2027 (h)	132,497	130,807
U.S. Treasury STRIPS (c)
0.000% due 11/15/2042	35,100	15,872
0.000% due 05/15/2043	17,300	7,681
0.000% due 11/15/2043	121,050	53,238
0.000% due 02/15/2044	149,500	65,110
0.000% due 05/15/2044	22,050	9,513
0.000% due 11/15/2044	17,300	7,342
0.000% due 02/15/2045 (j)(l)	17,300	7,269
0.000% due 08/15/2045 (j)(l)	14,600	6,037

Total U.S. Treasury Obligations (Cost $4,936,547)		4,967,459

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	20,220	22,213
BCAP LLC Trust
1.278% due 05/26/2035	421	398
1.454% due 11/26/2046	279	270
4.000% due 02/26/2037	239	238
Merrill Lynch Mortgage Investors Trust
1.960% due 01/25/2029	121	115
2.182% due 03/25/2028	45	43
Structured Adjustable Rate Mortgage Loan Trust
3.321% due 09/25/2034	1,599	1,591

Total Non-Agency Mortgage-Backed Securities (Cost $26,012)		24,868

ASSET-BACKED SECURITIES 0.4%
AIM Aviation Finance Ltd.
4.213% due 02/15/2040	21,110	21,030

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	89

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		$1,372	$1,479
Eagle Ltd.
2.570% due 12/15/2039		5,184	5,148
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		23,255	23,217
SBA Tower Trust
3.869% due 10/15/2049		11,400	11,322
Structured Asset Investment Loan Trust
1.882% due 01/25/2035		2,397	2,383
Voya CLO Ltd.
2.343% due 10/15/2022		5,469	5,476

Total Asset-Backed Securities (Cost $69,777)			70,055

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
5.000% due 01/27/2045		46,630	41,734
Colombia Government International Bond
6.125% due 01/18/2041		200	229
Export-Import Bank of India
3.375% due 08/05/2026		22,000	21,071
Mexico Government International Bond
4.600% due 01/23/2046		4,171	4,009
5.550% due 01/21/2045		19,780	21,436
5.750% due 10/12/2110		1,550	1,550
6.050% due 01/11/2040		1,238	1,419
Poland Government International Bond
2.500% due 07/25/2026	PLN	106,000	24,908
3.250% due 07/25/2025		16,700	4,203
Saudi Government International Bond
3.250% due 10/26/2026		$8,900	8,664
4.500% due 10/26/2046		46,700	46,132
South Africa Government International Bond
10.500% due 12/21/2026	ZAR	146,500	12,085
Spain Government International Bond
2.150% due 10/31/2025	EUR	1,500	1,695

Total Sovereign Issues (Cost $193,508)			189,135

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% (e)		20,200	25,028

Total Convertible Preferred Securities (Cost $24,500)			25,028

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.2%
AgriBank FCB
6.875% due 01/01/2024 (e)	130,000	$13,918
Reinsurance Group of America, Inc.
6.200% due 09/15/2042	537,000	15,315
State Street Corp.
5.900% due 03/15/2024 (e)	130,400	3,532

		32,765

INDUSTRIALS 0.0%
Entergy Louisiana LLC
4.700% due 06/01/2063	29,925	685

REAL ESTATE 0.0%
Public Storage
6.375% due 03/17/2019 (e)	75,000	2,002
Ventas Realty LP
5.450% due 03/15/2043	120,000	3,002

		5,004

UTILITIES 0.2%
DTE Energy Co.
5.250% due 12/01/2062	11,150	277
Entergy Arkansas, Inc.
4.750% due 06/01/2063	38,000	893
Entergy Texas, Inc.
5.625% due 06/01/2064	513,816	13,554
SCE Trust
5.625% due 06/15/2017 (e)	82,125	2,071
5.750% due 03/15/2024 (e)	463,000	12,618

		29,413

Total Preferred Securities (Cost $62,309)		67,867

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (g) 0.7%
		122,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.757% due 04/20/2017 - 04/27/2017 (b)(c)(j)(l)	$6,522	$6,519

Total Short-Term Instruments (Cost $129,022)		129,022

Total Investments in Securities (Cost $20,500,917)		21,167,589

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	14,540	144

Total Short-Term Instruments (Cost $144)		144

Total Investments in Affiliates (Cost $144)		144

Total Investments 122.2% (Cost $20,501,061)		$21,167,733

Financial Derivative Instruments (i)(k) (0.2)% (Cost or Premiums, net $(53,186))		(27,545)

Other Assets and Liabilities, net (22.0)%		(3,818,110)

Net Assets 100.0%		$17,322,078

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$57,290	$57,899	0.33%
Delta Air Lines, Inc.	2.898 - 3.052	09/30/2019	09/29/2014	74,020	74,027	0.43
Delta Air Lines, Inc.	3.083	05/09/2019	05/05/2014	17,456	17,456	0.10
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014	58,870	57,786	0.33
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	02/17/2015 - 03/05/2015	4,308	2,013	0.03
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	02/18/2015	1,426	667	0.00
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	24,069	0.14

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014 - 03/14/2017	$16,524	$16,418	0.09%

				$253,894	$250,335	1.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.900%	03/31/2017	04/03/2017	$7,800	U.S. Treasury Notes 2.000% due 07/31/2022	$(7,971)	$7,800	$7,800
JPS	0.940	03/31/2017	0 4/03/2017	97,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(99,531)	97,000	97,008
SSB	0.050	03/31/2017	04/03/2017	17,703	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(18,060)	17,703	17,703

Total Repurchase Agreements						$(125,562)	$122,503	$122,511

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	0.950%	03/31/2017	04/07/2017		$(2,161)	$(2,162)
BRC	(1.500)	02/24/2017	TBD	(4)	(4,289)	(4,282)
	(0.750)	04/03/2017	TBD	(4)	(2,991)	(2,991)
	(0.500)	03/27/2017	TBD	(4)	(704)	(704)
	0.000	03/21/2017	04/03/2017		(5,484)	(5,483)
JPS	0.000	03/31/2017	04/03/2017		(97,020)	(97,026)
	0.400	03/01/2017	04/03/2017		(57,915)	(57,936)
	0.500	03/03/2017	04/04/2017		(169,094)	(169,167)
	0.500	03/07/2017	04/07/2017		(91,534)	(91,568)
	0.500	03/30/2017	04/07/2017		(270)	(270)
	0.520	03/08/2017	04/10/2017		(268,153)	(268,253)
	0.700	03/30/2017	04/06/2017		(956)	(956)
NOM	0.850	01/18/2017	04/18/2017		(14,724)	(14,750)
NXN	0.740	01/12/2017	04/12/2017		(497,469)	(498,297)
	0.750	01/13/2017	04/13/2017		(73,875)	(73,998)
	0.750	02/08/2017	04/10/2017		(78,094)	(78,182)
	0.750	02/09/2017	04/10/2017		(128,587)	(128,729)
	0.760	01/17/2017	04/17/2017		(265,738)	(266,164)
	0.760	02/03/2017	04/04/2017		(318,970)	(319,367)
	0.760	02/06/2017	04/06/2017		(502,013)	(502,606)
	0.760	02/21/2017	04/18/2017		(100,125)	(100,212)
	0.770	01/18/2017	04/18/2017		(221,869)	(222,225)
	0.770	01/20/2017	04/20/2017		(210,031)	(210,359)
	0.770	01/23/2017	04/21/2017		(90,375)	(90,510)
RDR	0.950	03/09/2017	06/08/2017		(144,187)	(144,283)
SGY	0.700	03/30/2017	04/07/2017		(1,966)	(1,966)

Total Reverse Repurchase Agreements						$(3,352,446)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BCY	0.600%	03/31/2017	04/03/2017	$(7,839)	$(7,839)
	0.650	03/31/2017	04/03/2017	(67,861)	(67,865)

Total Sale-Buyback Transactions					$(75,704)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	91

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $3,418,897 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$7,800	$0	$0	$7,800	$(7,971)	$(171)
BOS	0	(2,162)	0	(2,162)	2,134	(28)
BRC	0	(13,460)	0	(13,460)	13,143	(317)
JPS	97,008	(685,176)	0	(588,168)	578,647	(9,521)
NOM	0	(14,750)	0	(14,750)	15,084	334
NXN	0	(2,490,649)	0	(2,490,649)	2,479,215	(11,434)
RBC	0	0	0	0	(2,118)	(2,118)
RDR	0	(144,283)	0	(144,283)	146,060	1,777
SGY	0	(1,966)	0	(1,966)	1,941	(25)
SSB	17,703	0	0	17,703	(18,060)	(357)

Master Securities Forward Transaction Agreement
BCY	0	0	(75,704)	(75,704)	74,992	(712)

Total Borrowings and Other Financing Transactions	$122,511	$(3,352,446)	$(75,704)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,483)	$0	$(4,986)	$(10,469)
U.S. Government Agencies	0	(14,750)	0	0	(14,750)
U.S. Treasury Obligations	0	(3,179,953)	(144,283)	0	(3,324,236)

Total	$0	$(3,200,186)	$(144,283)	$(4,986)	$(3,349,455)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(75,704)	0	0	(75,704)

Total	$0	$(75,704)	$0	$0	$(75,704)

Total Borrowings	$0	$(3,275,890)	$(144,283)	$(4,986)	$(3,425,159)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(3,425,159)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(4,337,102) at a weighted average interest rate of 0.582%.
(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(2,991) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2018	9,748	$(2,809)	$0	$(731)
90-Day Eurodollar March Futures	Short	03/2019	8,815	(2,652)	0	(661)
90-Day Eurodollar September Futures	Short	09/2018	14,450	(3,759)	0	(1,084)
Euro-Bund 10-Year Bond June Futures	Short	06/2017	372	(23)	8	(115)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	2,946	1,093	644	0

Total Futures Contracts				$(8,150)	$652	$(2,591)

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Arconic, Inc.	1.000%	03/20/2021	1.217%	$	2,700	$(21)	$98	$1	$0
Arconic, Inc.	1.000	06/20/2021	1.314		2,600	(32)	89	3	0
AT&T, Inc.	1.000	03/20/2023	1.037		21,400	(36)	177	0	(20)
Berkshire Hathaway, Inc.	1.000	03/20/2021	0.466		20,500	428	177	0	(2)
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		16,600	323	154	0	(4)
Berkshire Hathaway, Inc.	1.000	06/20/2023	0.821		7,600	82	132	0	(10)
Berkshire Hathaway, Inc.	1.000	12/20/2023	0.888		4,000	29	75	0	(3)
Berkshire Hathaway, Inc.	1.000	06/20/2024	0.945		17,050	68	335	4	0
Cox Communications, Inc.	1.000	12/20/2020	0.611		17,200	(248)	(98)	9	0
Dow Chemical Co.	1.000	12/20/2020	0.462		31,600	(627)	(160)	11	0
Ford Motor Co.	5.000	12/20/2021	1.212		17,350	2,966	388	0	(19)
Ford Motor Co.	5.000	06/20/2022	1.388		2,500	444	(7)	0	(1)
Ford Motor Co.	5.000	12/20/2023	1.793		5,300	1,029	68	0	(12)
Ford Motor Credit Co. LLC	5.000	06/20/2021	0.984		10,000	1,639	46	0	(4)
Ford Motor Credit Co. LLC	5.000	06/20/2022	1.378		300	53	(1)	0	0
MetLife, Inc.	5.000	09/20/2019	0.296		1,100	129	(9)	0	0
MetLife, Inc.	1.000	09/20/2020	0.455		20,600	388	170	0	(4)
MetLife, Inc.	1.000	06/20/2021	0.589		25,000	428	328	4	0
MetLife, Inc.	1.000	09/20/2021	0.656		11,000	166	177	0	(3)
MetLife, Inc.	1.000	12/20/2021	0.715		27,900	369	228	0	(11)
MetLife, Inc.	1.000	06/20/2022	0.816		23,300	220	27	3	0
Pacific Gas & Electric Co.	1.000	06/20/2021	0.467		2,000	44	9	1	0
Prudential Financial, Inc.	1.000	12/20/2020	0.423		10,000	213	115	0	(2)
Prudential Financial, Inc.	1.000	06/20/2021	0.487		7,300	155	176	2	0
Telecom Italia SpA	1.000	06/20/2019	0.982	EUR	25,000	21	289	0	(3)
Telefonica Emisiones S.A.U.	1.000	06/20/2021	0.813		3,000	26	55	1	0
Telefonica Emisiones S.A.U.	1.000	12/20/2021	0.939		20,200	70	355	0	(5)
Time Warner Cable LLC	1.000	12/20/2020	0.397	$	1,100	24	6	0	0
Toll Brothers Finance Corp.	1.000	03/20/2021	0.830		5,700	39	136	0	0
Volkswagen International Finance NV	1.000	12/20/2017	0.223	EUR	3,800	25	(4)	0	0
Volkswagen International Finance NV	1.000	12/20/2020	0.698		12,050	150	28	0	(7)
Volkswagen International Finance NV	1.000	12/20/2021	0.882		24,550	155	214	0	(15)

						$8,719	$3,773	$39	$(125)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-27 5-Year Index	1.000%	06/20/2022	$56,400	$(2,971)	$71	$0	$(84)
CDX.IG-25 5-Year Index	1.000	12/20/2020	966,800	19,712	2,658	177	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	853,451	17,691	2,101	261	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	3,058,900	57,827	6,724	1,190	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	147,800	2,505	149	58	0

				$94,764	$11,703	$1,686	$(84)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	$	462,300	$(1,805)	$(1,492)	$6	$0
Receive	3-Month USD-LIBOR	2.250	03/16/2019		1,997,300	(25,620)	(24,127)	0	(587)
Receive(5)	3-Month USD-LIBOR	2.910	08/20/2019		1,492,300	(13,014)	14	0	(477)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		185,400	7,801	51	0	(177)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		71,000	164	14	0	(107)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		820,710	41,825	55,402	0	(1,214)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		25,800	2,167	109	0	(38)
Receive	3-Month USD-LIBOR	2.500	06/15/2036		13,000	223	261	0	(19)
Receive	3-Month USD-LIBOR	2.250	12/21/2036		11,000	591	234	0	(12)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		23,000	598	2,192	0	(28)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		133,530	12,091	16,819	0	(219)
Pay	3-Month ZAR-JIBAR	8.300	03/15/2027	ZAR	441,700	368	263	0	(160)
Pay(5)	3-Month ZAR-JIBAR	8.000	09/20/2027		156,000	(183)	(183)	0	(64)
Receive	6-Month EUR-EURIBOR	0.350	09/10/2017	EUR	256,000	(1,304)	(271)	0	(11)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	93

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(5)	6-Month EUR-EURIBOR	1.000%	09/20/2027	EUR	108,100	$(1,503)	$(299)	$0	$(49)
Pay(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		35,000	(487)	(78)	0	(32)
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		16,500	(193)	24	11	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	253,100	1,318	(342)	831	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		349,700	(11,065)	(2,060)	0	(1,869)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		22,700	(2,331)	(1,521)	0	(320)
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	3,020,000	(1,511)	(932)	12	0
Receive(5)	6-Month JPY-LIBOR	1.000	09/20/2024		27,860,000	(9,535)	(10,011)	162	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029		12,550,000	(334)	11	212	0
Receive(5)	6-Month JPY-LIBOR	0.415	03/25/2029		1,680,000	9	9	28	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		4,295,000	(4,358)	(687)	79	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021	MXN	81,000	(73)	76	8	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		45,400	12	12	5	0
Pay	28-Day MXN-TIIE	5.722	02/13/2023		18,100	(73)	(67)	2	0
Pay	28-Day MXN-TIIE	5.740	04/24/2023		499,100	(2,075)	(2,073)	57	0
Pay	28-Day MXN-TIIE	5.738	04/25/2023		1,115,700	(4,645)	(4,646)	127	0
Pay	28-Day MXN-TIIE	5.925	08/04/2023		19,000	(72)	(72)	2	0
Pay	28-Day MXN-TIIE	5.935	08/04/2023		20,000	(75)	(75)	3	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		260,000	(1,322)	225	51	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		165,700	(796)	145	34	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		42,500	(4)	46	10	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		97,600	126	144	24	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		2,400	3	3	1	0
Pay	28-Day MXN-TIIE	6.190	01/03/2035		2,119,000	(18,628)	3,079	741	0
Pay	UKRPI	3.585	10/15/2046	GBP	5,350	441	441	0	(54)

						$(33,269)	$30,638	$2,406	$(5,437)

Total Swap Agreements						$70,214	$46,114	$4,131	$(5,646)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(j)	Securities with an aggregate market value of $301,790 and cash of $25,394 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$652	$4,131	$4,783	$0	$(2,591)	$(5,646)	$(8,237)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	MXN	100		$5	$0	$0
	04/2017		$256	MXN	4,826	1	0
	05/2017		156	ZAR	2,136	2	0
BPS	04/2017	MXN	61		$3	0	0
	04/2017		$2,080	MXN	39,253	13	0
	05/2017		219	ZAR	2,780	0	(13)
CBK	04/2017	MXN	206		$11	0	0
	04/2017		$1,509	EUR	1,412	0	(3)
	05/2017		271	ZAR	3,489	0	(13)
DUB	05/2017	PLN	112,334		$27,973	0	(344)
FBF	04/2017		$1,439	MXN	27,763	41	0
GLM	04/2017	GBP	5,357		$6,661	0	(51)
	04/2017	MXN	52,000		2,737	0	(35)
	04/2017		$2,570	EUR	2,402	4	(12)
	04/2017		75,299	GBP	60,612	642	0
	05/2017	GBP	59,464		$73,939	0	(612)
	05/2017		$225	ZAR	2,826	0	(15)
	05/2017	ZAR	149,203		$10,902	46	(205)
HUS	04/2017	MXN	33,997		1,720	0	(92)
	04/2017		$1	MXN	23	0	0
	05/2017		612	ZAR	8,232	0	(1)
JPM	04/2017		2,007	MXN	39,817	116	0
	05/2017		532	EUR	498	0	0
	05/2017		799	ZAR	10,271	0	(38)
	05/2017	ZAR	10,077		$731	0	(16)
MSB	04/2017	GBP	55,255		69,298	69	0
NAB	05/2017		$174	ZAR	2,325	0	(1)
SCX	04/2017		92,060	EUR	85,757	0	(575)
	05/2017	EUR	85,757		$92,176	575	0
	05/2017		$149	ZAR	2,013	1	0
TOR	04/2017	MXN	11,612		$568	0	(51)
UAG	04/2017	EUR	89,571		95,020	0	(534)

Total Forward Foreign Currency Contracts						$1,510	$(2,611)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450%	06/28/2019	$	50,000	$3,840	$6,564
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	11/07/2019		125,000	11,250	16,268
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.933	08/13/2018		400	42	22
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019		126,500	5,988	5,926
FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019		96,800	4,646	10,203
FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017		23,100	1,425	4
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018	GBP	52,700	357	244
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		62,650	415	358
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	03/08/2019	$	32,400	2,187	1,855
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019		116,300	5,815	5,882
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.660	08/26/2019		44,900	1,976	4,883
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019		28,500	1,639	1,110
JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.160	09/14/2018		77,300	6,768	3,185
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		10,600	957	1,011
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017		86,900	6,083	15
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.160	09/14/2018		90,100	8,131	3,713
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.180	09/17/2018		167,450	15,625	6,698
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.185	09/17/2018		161,800	14,966	6,420
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.540	10/21/2019		150,000	10,800	18,839
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019		76,400	7,258	6,699

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	95

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
RBC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	08/26/2019	$	70,800	$3,767	$7,463
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.710	08/26/2019		143,200	7,393	14,780

								$121,328	$122,142

Total Purchased Options								$121,328	$122,142

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$21,500	$(178)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,600	(252)	0

						$(430)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/28/2019	$	255,000	$(4,000)	$(8,439)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/07/2019		625,000	(11,269)	(19,862)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900	08/13/2018		1,800	(42)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		647,700	(6,625)	(7,060)
FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019		486,000	(4,732)	(11,688)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910	08/15/2017		98,000	(1,519)	0
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980	02/21/2018		68,800	(382)	(231)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.970	03/08/2019		141,400	(2,194)	(1,659)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		581,500	(5,868)	(6,295)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019		225,400	(1,976)	(5,421)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019		125,600	(1,641)	(985)
JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/14/2018		340,900	(6,857)	(2,582)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018		118,900	(2,316)	(2,636)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	08/15/2017		354,200	(6,358)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		81,000	(467)	(275)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/14/2018		397,600	(8,133)	(3,011)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/17/2018		1,449,650	(30,843)	(11,021)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/21/2019		750,000	(10,830)	(23,539)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/07/2019		382,000	(7,258)	(7,765)
RBC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019		1,076,000	(11,231)	(25,877)

								$(124,541)	$(138,362)

Total Written Options								$(124,971)	$(138,362)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		6,751		(36)		(3,700)		(3,015)		0
Notional Amount in $	$	7,336,300	$	7,056,300	$	(2,660,250)	$	(3,340,150)	$	(144,650)	$	8,247,550
Notional Amount in EUR	EUR	410,600	EUR	2,363,100	EUR	(667,600)	EUR	(2,023,800)	EUR	(82,300)	EUR	0
Premiums	$	(90,602)	$	(69,255)	$	15,355	$	17,809	$	1,722	$	(124,971)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Spain Government International Bond	(1.000)%	03/20/2020	0.432%	$900	$(17)	$2	$0	$(15)

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2021	1.009%	$	9,750	$(299)	$299	$0	$0
	Italy Government International Bond	1.000	12/20/2018	0.633		21,400	(1,403)	1,546	143	0
	Italy Government International Bond	1.000	09/20/2019	0.791		60,400	320	9	329	0
	Italy Government International Bond	1.000	03/20/2020	0.896		29,604	(95)	196	101	0
	Italy Government International Bond	1.000	06/20/2020	0.936		30,950	15	59	74	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		28,300	(723)	747	24	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		17,700	(594)	473	0	(121)
	Spain Government International Bond	1.000	06/20/2019	0.344		37,600	146	410	556	0
	Spain Government International Bond	1.000	12/20/2019	0.408		50,000	216	595	811	0
BPS	China Government International Bond	1.000	09/20/2020	0.520		10,550	(103)	278	175	0
	China Government International Bond	1.000	12/20/2020	0.568		10,000	(190)	350	160	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		9,750	(265)	265	0	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		11,300	(368)	291	0	(77)
	Petrobras Global Finance BV	1.000	06/20/2018	0.693		33,600	(1,664)	1,803	139	0
	Petrobras Global Finance BV	1.000	09/20/2019	1.390		38,000	(2,101)	1,757	0	(344)
	Philippines Government International Bond	1.000	12/20/2021	0.738		10,000	9	113	122	0
	Santander Issuances S.A.U.	1.000	12/20/2019	1.589	EUR	13,100	(429)	212	0	(217)
	Tesco PLC	1.000	06/20/2019	0.747		17,300	(47)	159	112	0
BRC	Brazil Government International Bond	1.000	03/20/2020	1.258	$	4,625	(429)	396	0	(33)
	Colombia Government International Bond	1.000	06/20/2021	1.009		31,700	(923)	924	1	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.589		2,000	5	23	28	0
	Italy Government International Bond	1.000	12/20/2018	0.633		10,600	(743)	814	71	0
	Italy Government International Bond	1.000	03/20/2020	0.896		14,700	(24)	74	50	0
	Italy Government International Bond	1.000	06/20/2020	0.936		3,600	5	4	9	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		23,750	(676)	696	20	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		17,700	(602)	482	0	(120)
	Mexico Government International Bond	1.000	09/20/2022	1.369		9,900	(463)	281	0	(182)
	Petrobras Global Finance BV	1.000	06/20/2020	1.860		7,000	(861)	678	0	(183)
	Spain Government International Bond	1.000	06/20/2019	0.344		50,000	194	546	740	0
	Tesco PLC	1.000	09/20/2019	0.870	EUR	2,500	22	(12)	10	0
	Tesco PLC	1.000	12/20/2019	0.969		5,700	(31)	38	7	0
CBK	Credit Suisse Group Finance	1.000	06/20/2017	0.277		4,700	17	(7)	10	0
	Italy Government International Bond	1.000	12/20/2018	0.633	$	13,400	(1,022)	1,111	89	0
	Italy Government International Bond	1.000	03/20/2020	0.896		114,500	163	227	390	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		15,400	63	103	166	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181	EUR	18,200	(676)	521	0	(155)
	South Africa Government International Bond	1.000	06/20/2021	1.753	$	1,000	(83)	53	0	(30)
	Spain Government International Bond	1.000	06/20/2019	0.344		42,650	208	423	631	0
	Spain Government International Bond	1.000	03/20/2020	0.432		900	9	6	15	0
	Tesco PLC	1.000	06/20/2019	0.747	EUR	7,500	(8)	56	48	0
DUB	Brazil Government International Bond	1.000	06/20/2017	0.432	$	10,500	(157)	174	17	0
	Italy Government International Bond	1.000	03/20/2019	0.682		39,000	(794)	1,051	257	0
	Italy Government International Bond	1.000	06/20/2019	0.720		134,400	316	558	874	0
	Italy Government International Bond	1.000	09/20/2019	0.791		70,100	(284)	666	382	0
	Mexico Government International Bond	1.000	12/20/2018	0.432		2,500	4	21	25	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		19,400	(57)	267	210	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		21,250	(603)	621	18	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		12,750	(422)	335	0	(87)
	Spain Government International Bond	1.000	06/20/2019	0.344		44,100	150	503	653	0
	Tesco PLC	1.000	06/20/2019	0.747	EUR	18,000	(37)	153	116	0
FBF	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.589	$	5,800	0	83	83	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		3,900	(113)	116	3	0
GST	China Government International Bond	1.000	06/20/2021	0.647		9,500	(75)	215	140	0
	Italy Government International Bond	1.000	12/20/2018	0.633		27,600	(1,798)	1,982	184	0
	Italy Government International Bond	1.000	03/20/2020	0.896		55,000	79	108	187	0
	Italy Government International Bond	1.000	06/20/2020	0.936		23,550	0	56	56	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		1,350	(40)	41	1	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		30,000	(1,035)	831	0	(204)
	Petrobras Global Finance BV	1.000	09/20/2019	1.390		800	(47)	40	0	(7)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		700	(78)	68	0	(10)
	Petroleos Mexicanos	1.000	06/20/2021	1.978		5,400	(519)	312	0	(207)
	Tesco PLC	1.000	09/20/2019	0.870	EUR	2,500	24	(14)	10	0
HUS	Brazil Government International Bond	1.000	06/20/2017	0.432	$	26,700	(384)	428	44	0
	China Government International Bond	1.000	09/20/2020	0.520		35,900	(104)	701	597	0
	China Government International Bond	1.000	06/20/2021	0.647		6,300	(60)	153	93	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		7,100	(219)	219	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	97

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Italy Government International Bond	1.000%	06/20/2019	0.720%	$	123,100	$(1,412)	$2,212	$800	$0
	Italy Government International Bond	1.000	06/20/2020	0.936		4,000	(4)	14	10	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		16,400	8	169	177	0
	Mexico Government International Bond	1.000	09/20/2020	0.811		49,950	(870)	1,207	337	0
	Petrobras Global Finance BV	1.000	06/20/2019	1.159		8,700	(626)	599	0	(27)
	Spain Government International Bond	1.000	12/20/2019	0.408		43,800	168	542	710	0
JPM	Brazil Government International Bond	1.000	12/20/2017	0.465		2,800	(132)	144	12	0
	China Government International Bond	1.000	09/20/2020	0.520		8,400	(3)	143	140	0
	China Government International Bond	1.000	06/20/2021	0.647		22,500	(117)	448	331	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		13,250	(356)	356	0	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		10,000	42	97	139	0
	Italy Government International Bond	1.000	06/20/2020	0.936		50,000	74	45	119	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		52,300	209	356	565	0
	Mexico Government International Bond	1.000	06/20/2021	0.989		2,800	(48)	50	2	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		4,700	(151)	119	0	(32)
	Spain Government International Bond	1.000	06/20/2019	0.344		4,300	19	45	64	0
	Williams Cos., Inc.	1.000	09/20/2019	0.577		3,800	9	32	41	0
MYC	China Government International Bond	1.000	06/20/2021	0.647		12,200	(91)	270	179	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	0.623		10,000	44	95	139	0
	Italy Government International Bond	1.000	12/20/2018	0.633		14,400	(938)	1,034	96	0
	Italy Government International Bond	1.000	03/20/2019	0.682		68,400	134	316	450	0
	Italy Government International Bond	1.000	06/20/2019	0.720		30,100	(254)	450	196	0
	Italy Government International Bond	1.000	09/20/2019	0.791		12,200	(128)	195	67	0
	Italy Government International Bond	1.000	06/20/2020	0.936		40,600	75	22	97	0
	Mexico Government International Bond	1.000	03/20/2019	0.466		8,950	35	62	97	0
	Petrobras Global Finance BV	1.000	03/20/2018	0.639		5,500	(249)	270	21	0
	Spain Government International Bond	1.000	06/20/2019	0.344		102,300	479	1,035	1,514	0
	Spain Government International Bond	1.000	09/20/2019	0.380		24,500	363	17	380	0
	Spain Government International Bond	1.000	12/20/2019	0.408		58,000	251	689	940	0
NGF	South Africa Government International Bond	1.000	06/20/2021	1.753		3,100	(256)	164	0	(92)
UAG	China Government International Bond	1.000	06/20/2021	0.647		7,600	(68)	180	112	0

							$(23,476)	$38,064	$16,716	$(2,128)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
CBK	MCDX-27 5-Year Index	1.000%	12/20/2021	$64,500	$732	$194	$926	$0
DUB	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	4,400	(437)	39	0	(398)
FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057	122,400	(6,174)	4,524	0	(1,650)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057	35,800	(1,903)	1,420	0	(483)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	12,100	(451)	192	0	(259)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	23,800	(2,548)	393	0	(2,155)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	14,200	(2,759)	1,100	0	(1,659)
JPS	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	15,300	(811)	(1,134)	0	(1,945)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	22,600	(1,985)	(61)	0	(2,046)
MEI	CMBX.NA.AAA.6 Index	0.500	05/11/2063	398	(4)	4	0	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	28,400	(1,589)	1,206	0	(383)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	8,000	(780)	56	0	(724)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	1,300	(160)	8	0	(152)
MYC	CMBX.NA.AAA.8 Index	0.500	10/17/2057	3,400	(197)	151	0	(46)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	15,400	(586)	257	0	(329)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	19,500	(1,433)	(1,046)	0	(2,479)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	20,100	(2,268)	448	0	(1,820)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	2,000	(321)	(9)	0	(330)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	12,600	(2,376)	904	0	(1,472)

					$(26,050)	$8,646	$926	$(18,330)

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	3.535%	12/06/2021	CNY	370,000	$0	$(790)	$0	$(790)
	Pay	3-Month CNY-CNREPOFIX	3.721	12/19/2021		44,500	0	(47)	0	(47)
BOA	Pay	3-Month CNY-CNREPOFIX	3.560	12/05/2021		273,100	0	(540)	0	(540)
	Pay	3-Month CNY-CNREPOFIX	3.560	12/07/2021		2,300	0	(5)	0	(5)
BPS	Pay	3-Month CNY-CNREPOFIX	3.560	12/05/2021		348,900	0	(690)	0	(690)
	Pay	3-Month CNY-CNREPOFIX	3.540	12/06/2021		12,500	0	(26)	0	(26)
DUB	Pay	3-Month CNY-CNREPOFIX	3.550	12/05/2021		400	0	(1)	0	(1)
	Pay	3-Month CNY-CNREPOFIX	3.580	12/07/2021		317,300	0	(593)	0	(593)
GLM	Pay	3-Month CNY-CNREPOFIX	3.500	12/12/2021		5,900	0	(14)	0	(14)
JPM	Pay	3-Month CNY-CNREPOFIX	3.550	12/05/2021		27,200	0	(55)	0	(55)
	Pay	3-Month CNY-CNREPOFIX	3.540	12/06/2021		37,600	0	(79)	0	(79)
	Pay	3-Month CNY-CNREPOFIX	3.500	12/12/2021		252,100	0	(602)	0	(602)
SCX	Pay	3-Month CNY-CNREPOFIX	3.570	12/06/2021		39,400	0	(76)	0	(76)
	Pay	3-Month CNY-CNREPOFIX	3.710	12/19/2021		377,600	0	(421)	0	(421)

							$0	$(3,939)	$0	$(3,939)

Total Swap Agreements							$(49,543)	$42,773	$17,642	$(24,412)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $35,883 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$0	$0	$(837)	$(837)	$(837)	$929	$92
BOA	3	22,832	2,038	24,873	0	(28,301)	(666)	(28,967)	(4,094)	4,636	542
BPS	13	0	708	721	(13)	0	(1,369)	(1,382)	(661)	847	186
BRC	0	0	936	936	0	0	(518)	(518)	418	(280)	138
CBK	0	0	2,275	2,275	(16)	0	(185)	(201)	2,074	(2,080)	(6)
DUB	0	5,948	2,552	8,500	(344)	(7,075)	(1,079)	(8,498)	2	(1,390)	(1,388)
FAR	0	10,203	0	10,203	0	(11,688)	0	(11,688)	(1,485)	1,899	414
FBF	41	4	86	131	0	0	(1,650)	(1,650)	(1,519)	1,614	95
GLM	692	14,332	0	15,024	(930)	(14,591)	(14)	(15,535)	(511)	1,295	784
GST	0	0	578	578	0	0	(4,984)	(4,984)	(4,406)	5,083	677
HUS	0	0	2,768	2,768	(93)	0	(27)	(120)	2,648	(2,560)	88
JPM	116	4,196	1,413	5,725	(54)	(5,218)	(768)	(6,040)	(315)	702	387
JPS	0	0	0	0	0	0	(3,991)	(3,991)	(3,991)	4,174	183
MEI	0	0	0	0	0	0	(1,259)	(1,259)	(1,259)	1,371	112
MSB	69	0	0	69	0	0	0	0	69	(280)	(211)
MYC	0	42,384	4,176	46,560	0	(45,612)	(6,476)	(52,088)	(5,528)	2,681	(2,847)
NAB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
NGF	0	0	0	0	0	0	(92)	(92)	(92)	130	38
RBC	0	22,243	0	22,243	0	(25,877)	0	(25,877)	(3,634)	4,112	478
SCX	576	0	0	576	(575)	0	(497)	(1,072)	(496)	640	144
TOR	0	0	0	0	(51)	0	0	(51)	(51)	0	(51)
UAG	0	0	112	112	(534)	0	0	(534)	(422)	561	139

Total Over the Counter	$1,510	$122,142	$17,642	$141,294	$(2,611)	$(138,362)	$(24,412)	$(165,385)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	99

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$652	$652
Swap Agreements	0	1,725	0	0	2,406	4,131

	$0	$1,725	$0	$0	$3,058	$4,783

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,510	$0	$1,510
Purchased Options	0	0	0	0	122,142	122,142
Swap Agreements	0	17,642	0	0	0	17,642

	$0	$17,642	$0	$1,510	$122,142	$141,294

	$0	$19,367	$0	$1,510	$125,200	$146,077

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,591	$2,591
Swap Agreements	0	209	0	0	5,437	5,646

	$0	$209	$0	$0	$8,028	$8,237

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,611	$0	$2,611
Written Options	0	0	0	0	138,362	138,362
Swap Agreements	0	20,473	0	0	3,939	24,412

	$0	$20,473	$0	$2,611	$142,301	$165,385

	$0	$20,682	$0	$2,611	$150,329	$173,622

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,365	$1,365
Futures	0	0	0	0	8,010	8,010
Swap Agreements	0	141,816	0	0	(68,323)	73,493

	$0	$141,816	$0	$0	$(58,948)	$82,868

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,770	$0	$9,770
Purchased Options	0	(45)	0	0	(14,044)	(14,089)
Written Options	0	14,231	0	0	16,262	30,493
Swap Agreements	0	46,821	0	9	(956)	45,874

	$0	$61,007	$0	$9,779	$1,262	$72,048

	$0	$202,823	$0	$9,779	$(57,686)	$154,916

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,443	$5,443
Swap Agreements	0	12,405	0	0	179,353	191,758

	$0	$12,405	$0	$0	$184,796	$197,201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,569	$0	$8,569
Purchased Options	0	0	0	0	35,743	35,743
Written Options	0	(6,071)	0	0	(55,957)	(62,028)
Swap Agreements	0	33,953	0	0	(1,649)	32,304

	$0	$27,882	$0	$8,569	$(21,863)	$14,588

	$0	$40,287	$0	$8,569	$162,933	$211,789

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$275,799	$263,076	$538,875
Corporate Bonds & Notes
Banking & Finance	0	4,240,598	24,069	4,264,667
Industrials	0	6,900,640	0	6,900,640
Utilities	0	2,308,688	0	2,308,688
Municipal Bonds & Notes
California	0	482,358	0	482,358
Georgia	0	59,264	0	59,264
Illinois	0	70,306	0	70,306
Indiana	0	2,325	0	2,325
Kentucky	0	473	0	473
Massachusetts	0	4,024	0	4,024
Mississippi	0	4,200	0	4,200
New Jersey	0	21,483	0	21,483
New York	0	162,628	0	162,628
Ohio	0	94,625	0	94,625
Pennsylvania	0	13,970	0	13,970
Texas	0	36,976	0	36,976
U.S. Government Agencies	0	728,653	0	728,653
U.S. Treasury Obligations	0	4,967,459	0	4,967,459
Non-Agency Mortgage-Backed Securities	0	24,868	0	24,868
Asset-Backed Securities	0	49,025	21,030	70,055
Sovereign Issues	0	189,135	0	189,135
Convertible Preferred Securities
Banking & Finance	0	25,028	0	25,028
Preferred Securities
Banking & Finance	15,315	17,450	0	32,765
Industrials	685	0	0	685
Real Estate	3,002	2,002	0	5,004
Utilities	14,447	14,966	0	29,413

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Repurchase Agreements	$0	$122,503	$0	$122,503
U.S. Treasury Bills	0	6,519	0	6,519

	$33,449	$20,825,965	$308,175	$21,167,589

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$144	$0	$0	$144

Total Investments	$33,593	$20,825,965	$308,175	$21,167,733

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	652	4,131	0	4,783
Over the counter	0	141,294	0	141,294

	$652	$145,425	$0	$146,077

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,591)	(5,646)	0	(8,237)
Over the counter	0	(165,230)	(155)	(165,385)

	$(2,591)	$(170,876)	$(155)	$(173,622)

Total Financial Derivative Instruments	$(1,939)	$(25,451)	$(155)	$(27,545)

Totals	$31,654	$20,800,514	$308,020	$21,140,188

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	101

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$275,574	$32,464	$(42,820)	$(11)	$(16)	$(2,115)	$0	$0	$263,076	$(2,257)
Corporate Bonds & Notes
Banking & Finance	25,896	0	0	0	0	(1,827)	0	0	24,069	(1,828)
Asset-Backed Securities	8,007	0	(2,962)	0	0	103	21,030	(5,148)	21,030	0

	$309,477	$32,464	$(45,782)	$(11)	$(16)	$(3,839)	$21,030	$(5,148)	$308,175	$(4,085)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(676)	$0	$0	$521	$0	$0	$(155)	$486

Totals	$309,477	$32,464	$(46,458)	$(11)	$(16)	$(3,318)	$21,030	$(5,148)	$308,020	$(3,599)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$263,076	Proxy Pricing	Base Price	98.250-101.000
Corporate Bonds & Notes
Banking & Finance	24,069	Proxy Pricing	Base Price	102.667
Asset-Backed Securities	21,030	Third Party Vendor	Broker Quote	99.625

Financial Derivative Instruments - Liabilities
Over the counter	(155)	Indicative Market Quotation	Broker Quote	(0.840)

Total	$308,020

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.0%

CORPORATE BONDS & NOTES 43.2%

BANKING & FINANCE 25.4%
ABN AMRO Bank NV
2.450% due 06/04/2020	$490	$491
2.500% due 10/30/2018	1,000	1,008
Air Lease Corp.
2.625% due 09/04/2018	905	913
American Express Co.
7.000% due 03/19/2018	3,200	3,361
American Express Credit Corp.
1.782% due 05/26/2020	720	727
American Honda Finance Corp.
1.500% due 03/13/2018	2,000	2,001
1.600% due 07/13/2018	500	501
American International Group, Inc.
4.875% due 06/01/2022	138	150
ANZ New Zealand International Ltd.
2.250% due 02/01/2019	1,500	1,504
Australia & New Zealand Banking Group Ltd.
1.816% due 09/23/2019	1,600	1,612
Aviation Capital Group Corp.
4.625% due 01/31/2018	500	511
Bank of America Corp.
2.151% due 11/09/2020	1,000	992
3.124% due 01/20/2023	700	703
5.700% due 01/24/2022	1,050	1,180
6.875% due 04/25/2018	514	541
Bank of New York Mellon Corp.
2.050% due 05/03/2021	600	592
2.450% due 11/27/2020	140	141
2.500% due 04/15/2021	200	201
2.600% due 08/17/2020	410	415
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.650% due 03/05/2018	600	601
Barclays PLC
3.200% due 08/10/2021	900	901
3.250% due 01/12/2021	400	403
4.375% due 01/12/2026	300	305
Bear Stearns Cos. LLC
4.650% due 07/02/2018	1,200	1,241
CC Holdings GS LLC
3.849% due 04/15/2023	970	995
Citigroup, Inc.
1.750% due 05/01/2018	400	400
2.450% due 01/10/2020	700	704
2.500% due 09/26/2018	500	505
2.700% due 03/30/2021	2,000	2,004
Citizens Bank N.A.
2.500% due 03/14/2019	400	403
Commonwealth Bank of Australia
1.750% due 11/07/2019	700	694
2.250% due 03/13/2019	3,000	3,020
Cooperatieve Rabobank UA
3.950% due 11/09/2022	1,000	1,027
Credit Agricole S.A.
4.375% due 03/17/2025	210	209
Credit Suisse AG
3.000% due 10/29/2021	610	616
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	655	656
3.450% due 04/16/2021	400	406
3.800% due 06/09/2023	900	905
Deutsche Bank AG
2.475% due 01/18/2019	500	504
4.250% due 10/14/2021	1,000	1,026
Discover Bank
2.000% due 02/21/2018	1,500	1,502
Ford Motor Credit Co. LLC
2.551% due 10/05/2018	500	504
2.681% due 01/09/2020	800	806
3.336% due 03/18/2021	400	405
8.125% due 01/15/2020	690	793

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
3.250% due 05/15/2018	$718	$728
6.750% due 06/01/2018	800	844
Goldman Sachs Group, Inc.
1.920% due 12/13/2019	2,000	2,015
2.900% due 07/19/2018	1,000	1,013
4.000% due 03/03/2024	2,200	2,286
5.375% due 03/15/2020	500	542
Guardian Life Global Funding
2.000% due 04/26/2021	700	684
Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	1,100	1,105
HSBC Bank USA N.A.
6.000% due 08/09/2017	650	660
HSBC Holdings PLC
2.650% due 01/05/2022	900	888
3.600% due 05/25/2023	600	610
HSBC USA, Inc.
2.750% due 08/07/2020	1,000	1,011
ING Bank NV
1.800% due 03/16/2018	585	586
ING Groep NV
3.150% due 03/29/2022	800	803
International Lease Finance Corp.
6.250% due 05/15/2019	700	755
Jackson National Life Global Funding
1.875% due 10/15/2018	350	351
2.250% due 04/29/2021	200	197
JPMorgan Chase & Co.
2.295% due 08/15/2021	1,700	1,683
2.400% due 06/07/2021	200	199
2.550% due 10/29/2020	550	553
LeasePlan Corp. NV
2.500% due 05/16/2018	400	401
2.875% due 01/22/2019	600	603
Lloyds Bank PLC
2.000% due 08/17/2018	1,200	1,203
Macquarie Bank Ltd.
2.600% due 06/24/2019	1,000	1,010
Metropolitan Life Global Funding
1.582% due 12/19/2018	600	602
Morgan Stanley
1.842% due 02/14/2020	2,500	2,506
3.700% due 10/23/2024	900	914
5.500% due 07/28/2021	1,400	1,554
7.300% due 05/13/2019	770	852
National Australia Bank Ltd.
2.250% due 01/10/2020	3,000	3,005
New York Life Global Funding
2.000% due 04/13/2021	1,000	985
PNC Bank N.A.
2.450% due 11/05/2020	280	281
Pricoa Global Funding
1.900% due 09/21/2018	1,200	1,203
Principal Life Global Funding
2.150% due 01/10/2020	3,500	3,499
Qatari Diar Finance Co.
5.000% due 07/21/2020	2,300	2,482
Santander Holdings USA, Inc.
2.504% due 11/24/2017	2,300	2,315
State Street Corp.
1.952% due 08/18/2020	520	530
Sumitomo Mitsui Banking Corp.
1.603% due 01/16/2018	700	702
2.050% due 01/18/2019	1,500	1,500
Sumitomo Mitsui Financial Group, Inc.
2.442% due 10/19/2021	900	890
Synchrony Financial
2.265% due 02/03/2020	450	453
Toyota Motor Credit Corp.
1.464% due 10/18/2019	700	703
1.700% due 01/09/2019	3,000	3,006
U.S. Bank N.A.
1.332% due 01/26/2018	640	641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.800% due 03/26/2018	$1,000	$1,001
1.853% due 03/26/2018	460	462
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	710	715
Vonovia Finance BV
3.200% due 10/02/2017	400	402
Waha Aerospace BV
3.925% due 07/28/2020	322	331
WEA Finance LLC
3.250% due 10/05/2020	400	408
Wells Fargo & Co.
1.500% due 01/16/2018	500	499
1.964% due 02/11/2022	600	604
2.153% due 01/24/2023	2,800	2,833
2.440% due 03/04/2021	1,190	1,221

		96,908

INDUSTRIALS 15.2%
Abbott Laboratories
2.350% due 11/22/2019	700	703
AbbVie, Inc.
2.000% due 11/06/2018	1,000	1,003
Alibaba Group Holding Ltd.
2.500% due 11/28/2019	770	774
America West Airlines Pass-Through Trust
8.057% due 01/02/2022	96	108
American Airlines Pass-Through Trust
3.375% due 11/01/2028	465	456
Anheuser-Busch InBev Worldwide, Inc.
2.200% due 08/01/2018	2,516	2,533
AP Moller - Maersk A/S
2.550% due 09/22/2019	1,000	1,006
Baidu, Inc.
2.250% due 11/28/2017	625	627
Baxalta, Inc.
2.875% due 06/23/2020	1,500	1,522
Boston Scientific Corp.
2.650% due 10/01/2018	1,700	1,717
BP AMI Leasing, Inc.
5.523% due 05/08/2019	895	958
Caterpillar Financial Services Corp.
7.050% due 10/01/2018	1,255	1,351
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	176	185
Daimler Finance North America LLC
1.650% due 05/18/2018	1,400	1,399
2.300% due 01/06/2020	1,500	1,504
Delphi Automotive PLC
3.150% due 11/19/2020	400	408
Deutsche Telekom International Finance BV
6.000% due 07/08/2019	2,500	2,713
Diamond Finance Corp.
5.450% due 06/15/2023	200	216
Dominion Gas Holdings LLC
2.800% due 11/15/2020	350	355
EMD Finance LLC
2.400% due 03/19/2020	200	200
Enterprise Products Operating LLC
2.550% due 10/15/2019	110	111
ERAC USA Finance LLC
6.375% due 10/15/2017	150	154
Flex Ltd.
4.625% due 02/15/2020	700	735
Forest Laboratories LLC
4.375% due 02/01/2019	290	300
GATX Corp.
2.500% due 03/15/2019	800	807
Georgia-Pacific LLC
5.400% due 11/01/2020	500	550
Hyundai Capital America
2.400% due 10/30/2018	780	784

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	103

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 02/06/2019	$500	$503
2.875% due 08/09/2018	100	101
Imperial Tobacco Finance PLC
2.950% due 07/21/2020	1,100	1,115
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	2,000	2,069
KLA-Tencor Corp.
2.375% due 11/01/2017	350	351
Merck & Co., Inc.
1.409% due 02/10/2020	500	505
Moody’s Corp.
1.414% due 09/04/2018	1,000	1,002
Nissan Motor Acceptance Corp.
1.640% due 09/13/2019	400	401
2.650% due 09/26/2018	2,600	2,627
Norfolk Southern Corp.
5.750% due 04/01/2018	605	630
Northwest Airlines Pass-Through Trust
7.027% due 05/01/2021	255	282
ONEOK Partners LP
2.000% due 10/01/2017	1,250	1,252
Ooredoo International Finance Ltd.
4.750% due 02/16/2021	1,300	1,385
Oracle Corp.
1.900% due 09/15/2021	388	382
Petroleos Mexicanos
4.875% due 01/24/2022	200	206
5.500% due 01/21/2021	180	191
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	500	490
Solvay Finance America LLC
3.400% due 12/03/2020	1,100	1,133
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	600	601
ST Engineering Financial Ltd.
4.800% due 07/16/2019	6,152	6,532
Sutter Health
1.674% due 08/15/2053	3,130	3,128
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	350	350
3.192% due 04/27/2018	700	709
5.134% due 04/27/2020	300	323
5.877% due 07/15/2019	500	540
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	1,200	1,220
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	400	396
Time Warner Cable LLC
6.750% due 07/01/2018	800	846
Total Capital Canada Ltd.
1.450% due 01/15/2018	1,400	1,400
TransCanada PipeLines Ltd.
1.625% due 11/09/2017	1,700	1,700
6.500% due 08/15/2018	300	319
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018	500	499
2.450% due 11/20/2019	500	501
Wesfarmers Ltd.
1.874% due 03/20/2018	200	200
Woodside Finance Ltd.
8.750% due 03/01/2019	1,000	1,119

		58,187

UTILITIES 2.6%
AT&T, Inc.
3.000% due 06/30/2022	400	398
3.200% due 03/01/2022	1,000	1,009
3.600% due 02/17/2023	350	355
5.800% due 02/15/2019	500	534
5.875% due 10/01/2019	1,319	1,437
Consumers Energy Co.
5.650% due 09/15/2018	1,420	1,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electricite de France S.A.
2.350% due 10/13/2020	$370	$370
Enel Finance International NV
5.125% due 10/07/2019	700	747
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	500	532
Oncor Electric Delivery Co. LLC
2.150% due 06/01/2019	1,000	1,005
6.800% due 09/01/2018	1,200	1,283
Progress Energy, Inc.
4.400% due 01/15/2021	92	97
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	500	529
Verizon Communications, Inc.
2.871% due 09/14/2018	30	31

		9,825

Total Corporate Bonds & Notes (Cost $164,569)		164,920

MUNICIPAL BONDS & NOTES 3.8%

CALIFORNIA 1.2%
California Department of Water Resources State Revenue Notes, Series 2012
1.871% due 12/01/2019	310	312
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	800	808
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	290	335
Industry Public Facilities Authority, California Tax Allocation Notes, (AGM Insured), Series 2015
2.789% due 01/01/2019	3,000	3,036
University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	250	252

		4,743

COLORADO 0.1%
University of Colorado Revenue Notes, Series 2015
2.001% due 06/01/2020	485	487

DISTRICT OF COLUMBIA 0.1%
District of Columbia Revenue Bonds, (BABs), Series 2009
4.793% due 12/01/2021	250	275

GEORGIA 0.1%
Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.700% due 01/01/2022	340	346

MASSACHUSETTS 0.2%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	750	804

MICHIGAN 0.9%
Michigan State Revenue Bonds, (BABs), Series 2009
7.625% due 09/15/2027	3,000	3,250

NEW YORK 0.8%
New York State Urban Development Corp. Revenue Notes, Series 2017
2.100% due 03/15/2022	2,700	2,700
Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	520	530

		3,230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.4%
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	$770	$789
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	500	549

		1,338

Total Municipal Bonds & Notes (Cost $14,469)		14,473

U.S. GOVERNMENT AGENCIES 25.7%
Fannie Mae
1.220% due 12/25/2046	3,594	3,588
1.222% due 06/25/2037	159	158
1.230% due 10/25/2046	3,461	3,455
1.250% due 08/23/2019	500	497
1.280% due 01/25/2047	4,186	4,182
1.312% due 01/25/2018	366	366
1.482% due 11/25/2040	465	468
1.492% due 03/25/2041	3,849	3,852
1.875% due 09/18/2018	1,540	1,555
2.000% due 01/05/2022	6,200	6,207
2.782% due 10/01/2037	293	310
2.825% due 07/01/2034	318	334
3.980% due 07/01/2021	710	753
5.500% due 04/01/2034 - 04/01/2039	377	422
Fannie Mae, TBA
2.500% due 05/01/2032	1,000	999
3.000% due 05/01/2032 - 05/01/2047	23,000	23,322
3.500% due 05/01/2047	6,000	6,125
4.000% due 04/01/2047 - 05/01/2047	10,500	10,998
4.500% due 05/01/2047	3,000	3,212
Federal Home Loan Bank
0.875% due 08/05/2019	750	740
Freddie Mac
1.130% due 10/15/2037	3,499	3,496
1.280% due 07/15/2041	4,183	4,186
2.815% due 06/01/2037	436	462
Freddie Mac, TBA
3.500% due 05/01/2047	5,000	5,104
4.000% due 05/01/2047	5,000	5,234
Ginnie Mae
1.271% due 02/20/2067	3,300	3,293
1.430% due 11/20/2065	2,249	2,257
1.780% due 01/20/2067	2,501	2,534

Total U.S. Government Agencies (Cost $97,689)		98,109

U.S. TREASURY OBLIGATIONS 31.9%
U.S. Treasury Inflation Protected Securities (b)
0.375% due 07/15/2023	1,190	1,210
0.375% due 07/15/2025	102	103
1.750% due 01/15/2028	174	197
2.000% due 01/15/2026	673	764
U.S. Treasury Notes
0.625% due 08/31/2017 (f)	1,690	1,688
0.625% due 09/30/2017	1,740	1,738
1.000% due 11/30/2018	25,500	25,414
1.000% due 11/15/2019	14,400	14,241
1.125% due 01/31/2019	7,000	6,986
1.125% due 02/28/2019 (d)	8,000	7,982
1.250% due 12/31/2018	44,400	44,423
1.750% due 05/15/2022	1,350	1,336
1.750% due 09/30/2022	1,700	1,674
1.875% due 08/31/2022	1,650	1,637
2.000% due 07/31/2022	150	150
2.125% due 12/31/2021	7,400	7,470
2.125% due 06/30/2022	4,750	4,783

Total U.S. Treasury Obligations (Cost $121,761)		121,796

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.1%
Avery Point CLO Ltd.
0.000% due 04/25/2026 (a)	$1,000	$1,000
Capital One Multi-Asset Execution Trust
1.362% due 02/15/2022	900	906
Chase Issuance Trust
1.360% due 04/15/2020	260	260
Citibank Credit Card Issuance Trust
1.288% due 09/10/2020	310	311
Ford Credit Auto Lease Trust
1.040% due 05/15/2018	129	129
Ford Credit Auto Owner Trust
1.040% due 09/15/2019	1,000	997
Hildene CLO Ltd.
0.000% due 01/17/2026 (a)	1,000	1,000
0.000% due 07/19/2026 (a)	1,000	1,000
Honda Auto Receivables Owner Trust
1.040% due 04/18/2019	1,000	998
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019	1,000	999
Navient Student Loan Trust
1.302% due 07/25/2030	126	126
Nissan Auto Lease Trust
1.180% due 12/15/2017	81	81
Northwoods Capital Ltd.
0.000% due 11/04/2025 (a)	1,000	1,000
OHA Credit Partners Ltd.
1.000% due 10/20/2025	1,000	1,000
Seneca Park CLO Ltd.
0.000% due 07/17/2026 (a)	1,000	1,000
SLC Student Loan Trust
1.221% due 06/15/2024	85	85
1.231% due 09/15/2026	291	290
1.927% due 11/25/2042	616	618
SLM Student Loan Trust
1.128% due 07/25/2019	65	64
1.138% due 01/27/2025	1,889	1,888
1.138% due 10/27/2025	38	38
1.148% due 01/27/2025	468	466
1.148% due 07/27/2026	106	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.178% due 10/25/2028	$3,000	$2,963
1.248% due 04/25/2023	128	127
1.588% due 04/27/2026	2,187	2,194
1.601% due 12/15/2027	2,406	2,403
South Carolina Student Loan Corp.
1.805% due 03/02/2020	75	75
TICP CLO Ltd.
0.000% due 07/20/2026 (a)	1,000	1,000
Toyota Auto Receivables Owner Trust
0.920% due 02/15/2018	6	6

Total Asset-Backed Securities (Cost $23,120)		23,130

SOVEREIGN ISSUES 1.4%
Development Bank of Japan, Inc.
1.000% due 01/22/2018	400	398
Export-Import Bank of Korea
1.750% due 02/27/2018	1,000	1,000
Japan Finance Organization for Municipalities
1.375% due 02/05/2018	400	399
Korea Development Bank
1.500% due 01/22/2018	1,230	1,228
Mexico Government International Bond
5.125% due 01/15/2020	102	110
Province of Quebec
2.375% due 01/31/2022	1,300	1,308
Qatar Government International Bond
5.250% due 01/20/2020	640	690

Total Sovereign Issues (Cost $5,128)		5,133

SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 1.5%
Barclays Bank PLC
1.906% due 09/08/2017	2,800	2,806
Mizuho Bank Ltd.
1.820% due 12/12/2017	2,400	2,406
Norinchukin Bank
1.733% due 10/12/2017	600	602

		5,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 2.6%
Abbey National Treasury Services PLC
1.372% due 07/13/2017	$2,000	$1,993
Bank of Nova Scotia
1.241% due 06/01/2017	2,000	1,997
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.393% due 07/14/2017	1,000	997
BNP Paribas New York
1.352% due 07/14/2017	2,000	1,993
Natixis NY
1.372% due 07/14/2017	2,000	1,993
Standard Chartered Bank
1.466% due 07/14/2017	1,000	997

		9,970

REPURCHASE AGREEMENTS (c) 0.2%
		662

SHORT-TERM NOTES 0.6%
Hewlett Packard Enterprise Co.
2.890% due 10/05/2017	2,400	2,416

Total Short-Term Instruments (Cost $18,846)		18,862

Total Investments in Securities (Cost $445,582)		446,423

Total Investments 117.0% (Cost $445,582)		$446,423

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(3))		(45)

Other Assets and Liabilities, net (17.0)%		(64,948)

Net Assets 100.0%		$381,430

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.960%	03/31/2017	04/03/2017	$100	U.S. Treasury Notes 0.750% due 07/15/2019	$(103)	$100	$100
SSB	0.050	03/31/2017	04/03/2017	562	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(578)	562	562

Total Repurchase Agreements						$(681)	$662	$662

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
GSC	0.900%	03/30/2017	04/06/2017	$(1,797)	$(1,797)
NOM	0.900	03/30/2017	04/04/2017	(1,498)	(1,498)

Total Sale-Buyback Transactions					$(3,295)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	105

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(d)	Securities with an aggregate market value of $3,293 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
DEU	$100	$0	$0	$100	$(103)	$(3)
SSB	562	0	0	562	(578)	(16)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,797)	(1,797)	1,796	(1)
NOM	0	0	(1,498)	(1,498)	1,497	(1)

Total Borrowings and Other Financing Transactions	$662	$0	$(3,295)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(3,295)	$0	$0	$(3,295)

Total Borrowings	$0	$(3,295)	$0	$0	$(3,295)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(3,295)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(301) at a weighted average interest rate of 0.235%.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	06/20/2021	0.492%	$	1,300	$27	$13	$0	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		1,600	31	19	0	(1)
Kinder Morgan, Inc.	1.000	12/20/2021	0.943		900	3	33	0	0
MetLife, Inc.	1.000	12/20/2021	0.715		800	10	22	0	0
MetLife, Inc.	1.000	06/20/2022	0.816		600	6	1	0	0
Prudential Financial, Inc.	1.000	06/20/2021	0.487		1,400	30	20	1	0

						$107	$108	$1	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	06/17/2017	$44,800	$144	$(33)	$0	$(1)
Pay	3-Month USD-LIBOR	1.250	06/15/2018	40,600	38	(171)	1	0
Receive	3-Month USD-LIBOR	1.250	12/21/2018	16,400	(35)	(23)	2	0
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022	18,400	774	(79)	0	(17)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	15,700	836	581	0	(27)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	600	54	120	0	(1)

					$1,811	$395	$3	$(46)

Total Swap Agreements					$1,918	$503	$4	$(47)

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(f)	Securities with an aggregate market value of $1,688 and cash of $1,947 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4	$4	$0	$0	$(47)	$(47)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Mexico Government International Bond	1.000%	12/20/2021	1.161%	$ 250	$(3)	$1	$0	$(2)

Total Swap Agreements						$(3)	$1	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
HUS	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	107

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$3	$4

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$46	$47

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$3	$0	$0	$46	$49

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(55)	$(55)
Swap Agreements	0	69	0	0	(291)	(222)

	$0	$69	$0	$0	$(346)	$(277)

Over the counter
Swap Agreements	$0	$60	$0	$0	$0	$60

	$0	$129	$0	$0	$(346)	$(217)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8)	$(8)
Swap Agreements	0	108	0	0	498	606

	$0	$108	$0	$0	$490	$598

Over the counter
Swap Agreements	$0	$41	$0	$0	$0	$41

	$0	$149	$0	$0	$490	$639

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$96,908	$0	$96,908
Industrials	0	58,187	0	58,187
Utilities	0	9,825	0	9,825
Municipal Bonds & Notes
California	0	4,743	0	4,743
Colorado	0	487	0	487
District of Columbia	0	275	0	275
Georgia	0	346	0	346
Massachusetts	0	804	0	804
Michigan	0	3,250	0	3,250
New York	0	3,230	0	3,230
Washington	0	1,338	0	1,338

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
U.S. Government Agencies	$0	$94,816	$3,293	$98,109
U.S. Treasury Obligations	0	121,796	0	121,796
Asset-Backed Securities	0	20,130	3,000	23,130
Sovereign Issues	0	5,133	0	5,133
Short-Term Instruments
Certificates of Deposit	0	5,814	0	5,814
Commercial Paper	0	9,970	0	9,970
Repurchase Agreements	0	662	0	662
Short-Term Notes	0	2,416	0	2,416

Total Investments	$0	$440,130	$6,293	$446,423

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4	$0	$4

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(47)	$0	$(47)
Over the counter	0	(2)	0	(2)

	$0	$(49)	$0	$(49)

Total Financial Derivative Instruments	$0	$(45)	$0	$(45)

Totals	$0	$440,085	$6,293	$446,378

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$3,294	$0	$0	$0	$(1)	$0	$0	$3,293	$(1)
Asset-Backed Securities	0	3,000	0	0	0	0	0	0	3,000	0

Totals	$0	$6,294	$0	$0	$0	$(1)	$0	$0	$6,293	$(1)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$3,293	Proxy Pricing	Base Price	99.828
Asset-Backed Securities	3,000	Proxy Pricing	Base Price	100.000

Total	$6,293

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	109

Schedule of Investments PIMCO Moderate Duration Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.2%

CORPORATE BONDS & NOTES 39.4%

BANKING & FINANCE 24.6%
ABN AMRO Bank NV
2.500% due 10/30/2018	$4,000	$4,034
4.750% due 07/28/2025	1,500	1,548
AIA Group Ltd.
3.125% due 03/13/2023	1,600	1,600
Air Lease Corp.
2.625% due 09/04/2018	1,600	1,614
3.000% due 09/15/2023	300	294
American Express Bank FSB
6.000% due 09/13/2017	615	627
American Express Credit Corp.
1.529% due 08/15/2019	5,200	5,218
1.609% due 10/30/2019	5,000	5,013
1.702% due 03/18/2019	500	503
2.200% due 03/03/2020	2,700	2,709
American Honda Finance Corp.
1.500% due 03/13/2018	6,000	6,004
1.600% due 07/13/2018	2,400	2,405
American Tower Corp.
3.400% due 02/15/2019	500	511
Australia & New Zealand Banking Group Ltd.
1.816% due 09/23/2019	8,100	8,160
Aviation Capital Group Corp.
4.625% due 01/31/2018	600	613
Bank of America Corp.
3.300% due 01/11/2023	2,750	2,770
4.000% due 04/01/2024	1,600	1,661
4.100% due 07/24/2023	300	315
4.125% due 01/22/2024	4,000	4,184
5.700% due 01/24/2022	200	225
6.500% due 07/15/2018	1,000	1,056
7.625% due 06/01/2019	2,700	3,011
Bank of New York Mellon Corp.
1.912% due 08/17/2020	250	255
2.500% due 04/15/2021	200	201
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.650% due 03/05/2018	1,950	1,954
Bank One Corp.
7.625% due 10/15/2026	3,000	3,845
Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019	200	199
Barclays Bank PLC
10.179% due 06/12/2021	400	502
Barclays PLC
3.200% due 08/10/2021	5,900	5,908
3.250% due 01/12/2021	2,000	2,017
4.375% due 01/12/2026	1,500	1,523
Bear Stearns Cos. LLC
4.650% due 07/02/2018	8,022	8,299
BNP Paribas S.A.
2.700% due 08/20/2018	1,000	1,011
5.000% due 01/15/2021	2,750	2,978
BPCE S.A.
4.000% due 04/15/2024	600	623
4.625% due 07/11/2024	350	349
5.700% due 10/22/2023	1,300	1,382
CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,025
Citigroup, Inc.
1.750% due 05/01/2018	4,315	4,315
2.350% due 08/02/2021	1,000	985
2.500% due 09/26/2018	4,000	4,037
3.400% due 05/01/2026	1,500	1,462
3.750% due 06/16/2024	300	306
4.500% due 01/14/2022	2,350	2,517
Citizens Bank N.A.
2.500% due 03/14/2019	3,350	3,373
Comerica Bank
5.200% due 08/22/2017	905	917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commonwealth Bank of Australia
1.750% due 11/07/2019	$6,100	$6,044
Cooperatieve Rabobank UA
3.950% due 11/09/2022	6,000	6,164
4.625% due 12/01/2023	2,600	2,740
Corp. Andina de Fomento
8.125% due 06/04/2019	85	95
Credit Agricole S.A.
4.375% due 03/17/2025	3,900	3,881
Credit Suisse AG
3.000% due 10/29/2021	4,000	4,039
3.625% due 09/09/2024	800	813
Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021	300	304
3.800% due 06/09/2023	8,400	8,443
Deutsche Bank AG
4.250% due 10/14/2021	5,800	5,950
DNB Bank ASA
3.200% due 04/03/2017	500	500
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	652	675
Duke Realty LP
3.875% due 02/15/2021	1,000	1,039
European Investment Bank
2.000% due 03/15/2021	3,200	3,201
Ford Motor Credit Co. LLC
3.000% due 06/12/2017	1,700	1,705
3.336% due 03/18/2021	2,700	2,733
3.664% due 09/08/2024	1,100	1,083
4.375% due 08/06/2023	1,400	1,463
8.125% due 01/15/2020	800	920
General Motors Financial Co., Inc.
2.350% due 10/04/2019	1,300	1,302
4.750% due 08/15/2017	800	809
Goldman Sachs Group, Inc.
2.654% due 11/29/2023	1,040	1,078
3.625% due 01/22/2023	2,300	2,361
3.850% due 07/08/2024	1,100	1,128
4.000% due 03/03/2024	11,600	12,053
5.250% due 07/27/2021	1,250	1,372
5.750% due 01/24/2022	1,600	1,804
Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	4,100	4,120
HSBC Holdings PLC
3.600% due 05/25/2023	8,900	9,050
4.000% due 03/30/2022	800	838
Hutchison Whampoa Finance CI Ltd.
7.450% due 08/01/2017	1,000	1,019
ING Bank NV
2.625% due 12/05/2022	6,450	6,444
5.800% due 09/25/2023	1,250	1,392
ING Groep NV
3.150% due 03/29/2022	3,200	3,212
International Lease Finance Corp.
8.250% due 12/15/2020	900	1,064
Itau CorpBanca
3.875% due 09/22/2019	900	930
Jackson National Life Global Funding
1.875% due 10/15/2018	1,300	1,303
2.250% due 04/29/2021	500	494
JPMorgan Chase & Co.
2.295% due 08/15/2021	300	297
2.550% due 10/29/2020	3,800	3,818
2.700% due 05/18/2023	800	783
3.625% due 05/13/2024	700	716
4.250% due 10/15/2020	300	318
4.400% due 07/22/2020	2,700	2,880
Kreditanstalt fuer Wiederaufbau
1.500% due 02/06/2019	1,450	1,451
LeasePlan Corp. NV
2.500% due 05/16/2018	2,400	2,407
Lloyds Bank PLC
2.000% due 08/17/2018	6,000	6,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
3.100% due 07/06/2021	$1,900	$1,917
MassMutual Global Funding
2.500% due 10/17/2022	800	785
Mitsubishi UFJ Financial Group, Inc.
2.180% due 09/13/2021	3,300	3,334
Mizuho Financial Group, Inc.
2.632% due 04/12/2021	200	199
Morgan Stanley
3.700% due 10/23/2024	10,800	10,973
3.750% due 02/25/2023	1,000	1,034
4.000% due 07/23/2025	2,850	2,945
5.500% due 07/24/2020	3,000	3,277
MUFG Americas Holdings Corp.
2.250% due 02/10/2020	500	500
National Australia Bank Ltd.
2.250% due 01/10/2020	1,600	1,602
New York Life Global Funding
1.300% due 04/27/2018	1,945	1,940
2.100% due 01/02/2019	800	805
PNC Bank N.A.
2.250% due 07/02/2019	1,000	1,008
2.450% due 11/05/2020	1,000	1,005
Principal Life Global Funding
2.150% due 01/10/2020	3,500	3,499
Prologis LP
4.250% due 08/15/2023	1,100	1,171
Qatari Diar Finance Co.
5.000% due 07/21/2020	3,600	3,885
Santander Holdings USA, Inc.
2.504% due 11/24/2017	3,000	3,020
4.500% due 07/17/2025	400	408
Santander UK Group Holdings PLC
2.875% due 08/05/2021	1,800	1,778
Santander UK PLC
2.601% due 03/14/2019	1,000	1,017
5.000% due 11/07/2023	2,500	2,613
Simon Property Group LP
3.375% due 10/01/2024	900	908
Societe Generale S.A.
2.339% due 04/08/2021	1,100	1,118
Sumitomo Mitsui Banking Corp.
1.603% due 01/16/2018	2,850	2,858
1.950% due 07/23/2018	2,000	2,004
Sumitomo Mitsui Financial Group, Inc.
2.442% due 10/19/2021	6,100	6,033
TIAA Asset Management Finance Co. LLC
2.950% due 11/01/2019	1,500	1,525
Toronto-Dominion Bank
2.125% due 04/07/2021	1,500	1,487
2.250% due 03/15/2021	1,200	1,197
Toyota Motor Credit Corp.
1.413% due 01/17/2019	2,500	2,509
1.464% due 10/18/2019	4,300	4,320
1.700% due 01/09/2019	2,000	2,004
U.S. Bank N.A.
1.332% due 01/26/2018	500	501
UBS AG
1.676% due 08/14/2019	300	301
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021	3,000	3,008
4.125% due 09/24/2025	8,100	8,251
Ventas Realty LP
3.100% due 01/15/2023	2,000	1,989
Vonovia Finance BV
3.200% due 10/02/2017	450	453
Waha Aerospace BV
3.925% due 07/28/2020	70	72
WEA Finance LLC
3.250% due 10/05/2020	500	510
Wells Fargo & Co.
1.366% due 09/08/2017	2,500	2,503
1.964% due 02/11/2022	600	604

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.153% due 01/24/2023	$7,250	$7,336
2.440% due 03/04/2021	1,000	1,026
3.300% due 09/09/2024	5,000	5,012
Westpac Banking Corp.
1.425% due 12/01/2017	5,000	5,010

		337,564

INDUSTRIALS 11.5%
Abbott Laboratories
2.350% due 11/22/2019	700	703
AbbVie, Inc.
2.300% due 05/14/2021	300	297
2.500% due 05/14/2020	300	302
2.850% due 05/14/2023	200	196
2.900% due 11/06/2022	2,700	2,693
3.200% due 11/06/2022	400	405
3.600% due 05/14/2025	2,700	2,705
Actavis Funding SCS
2.350% due 03/12/2018	200	201
3.800% due 03/15/2025	3,150	3,178
3.850% due 06/15/2024	150	153
Altria Group, Inc.
2.850% due 08/09/2022	600	602
American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,984	1,947
5.250% due 07/31/2022	275	294
Amgen, Inc.
2.700% due 05/01/2022	100	100
3.875% due 11/15/2021	150	158
Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	100	103
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023	850	866
Anheuser-Busch InBev Worldwide, Inc.
2.200% due 08/01/2018	4,000	4,028
7.750% due 01/15/2019	4,500	4,952
AP Moller - Maersk A/S
2.550% due 09/22/2019	1,600	1,609
Apple, Inc.
2.850% due 05/06/2021	850	871
Baidu, Inc.
2.750% due 06/09/2019	3,500	3,546
Baxalta, Inc.
2.875% due 06/23/2020	1,500	1,522
Boston Scientific Corp.
2.650% due 10/01/2018	200	202
Cigna Corp.
5.125% due 06/15/2020	800	868
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	508	529
4.750% due 07/12/2022	521	549
CVS Pass-Through Trust
7.507% due 01/10/2032	1,450	1,785
Daimler Finance North America LLC
1.650% due 03/02/2018	3,000	2,998
2.375% due 08/01/2018	4,190	4,221
Delphi Automotive PLC
3.150% due 11/19/2020	700	715
Deutsche Telekom International Finance BV
6.000% due 07/08/2019	2,600	2,821
Diamond Finance Corp.
5.450% due 06/15/2023	2,100	2,268
eBay, Inc.
2.500% due 03/09/2018	1,150	1,159
El Paso Natural Gas Co. LLC
8.625% due 01/15/2022	1,400	1,706
Enbridge, Inc.
1.514% due 06/02/2017	5,000	5,002
Energy Transfer Partners LP
2.500% due 06/15/2018	200	201
6.700% due 07/01/2018	510	538
Enterprise Products Operating LLC
2.550% due 10/15/2019	200	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
6.375% due 10/15/2017	$500	$512
Fidelity National Information Services, Inc.
2.250% due 08/15/2021	400	392
3.000% due 08/15/2026	1,500	1,416
GATX Corp.
2.500% due 03/15/2019	1,900	1,917
General Electric Co.
2.700% due 10/09/2022	3,741	3,772
Goldcorp, Inc.
3.625% due 06/09/2021	250	257
Harvest Operations Corp.
2.125% due 05/14/2018	1,648	1,651
Home Depot, Inc.
2.625% due 06/01/2022	200	202
Hyundai Capital America
2.400% due 10/30/2018	3,450	3,466
2.875% due 08/09/2018	500	505
Johnson & Johnson
2.050% due 03/01/2023	1,200	1,173
Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	1,400	1,539
5.950% due 02/15/2018	5,700	5,896
6.850% due 02/15/2020	1,300	1,448
Kraft Heinz Foods Co.
3.500% due 07/15/2022	1,200	1,227
3.950% due 07/15/2025	2,600	2,641
Medtronic, Inc.
3.500% due 03/15/2025	1,100	1,126
Nissan Motor Acceptance Corp.
1.640% due 09/13/2019	1,600	1,605
2.000% due 03/08/2019	400	400
2.250% due 01/13/2020	4,000	4,005
2.350% due 03/04/2019	683	688
Northwest Airlines Pass-Through Trust
7.027% due 05/01/2021	889	983
Oracle Corp.
2.500% due 05/15/2022	250	249
3.400% due 07/08/2024	5,000	5,138
Penske Truck Leasing Co. LP
2.500% due 06/15/2019	1,515	1,524
Petroleos Mexicanos
4.875% due 01/24/2022	2,800	2,887
Philip Morris International, Inc.
3.600% due 11/15/2023	1,000	1,036
QUALCOMM, Inc.
3.000% due 05/20/2022	550	557
Reynolds American, Inc.
4.850% due 09/15/2023	1,000	1,086
Roche Holdings, Inc.
2.875% due 09/29/2021	900	918
Rogers Communications, Inc.
6.800% due 08/15/2018	400	427
Ryder System, Inc.
2.450% due 09/03/2019	2,900	2,917
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	1,600	1,738
SBA Tower Trust
2.240% due 04/15/2043	300	300
2.877% due 07/15/2021	3,250	3,235
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	2,500	2,482
2.400% due 09/23/2021	700	686
Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022	500	504
Sky PLC
9.500% due 11/15/2018	500	558
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	3,400	3,409
Sutter Health
1.674% due 08/15/2053	4,000	3,998
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	1,200	1,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.192% due 04/27/2018	$300	$304
5.134% due 04/27/2020	5,500	5,928
Tencent Holdings Ltd.
3.375% due 05/02/2019	1,250	1,278
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	2,700	2,670
2.800% due 07/21/2023	300	285
Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	500	497
Total Capital Canada Ltd.
1.450% due 01/15/2018	5,600	5,599
UnitedHealth Group, Inc.
3.350% due 07/15/2022	1,680	1,739
3.875% due 10/15/2020	427	451
Viacom, Inc.
2.750% due 12/15/2019	1,900	1,915
Volkswagen Group of America Finance LLC
1.520% due 05/22/2018	200	200
2.125% due 05/23/2019	600	599
2.450% due 11/20/2019	559	560
Volkswagen International Finance NV
2.125% due 11/20/2018	1,330	1,332
Walgreens Boots Alliance, Inc.
3.100% due 06/01/2023	1,500	1,500
3.800% due 11/18/2024	500	511
Wesfarmers Ltd.
1.874% due 03/20/2018	900	901
Zoetis, Inc.
1.875% due 02/01/2018	2,967	2,969

		158,104

UTILITIES 3.3%
AT&T, Inc.
1.617% due 01/15/2020	1,500	1,510
2.800% due 02/17/2021	6,000	6,023
3.000% due 06/30/2022	2,900	2,886
3.600% due 02/17/2023	700	710
3.800% due 03/15/2022	150	155
4.450% due 04/01/2024	300	314
BP Capital Markets PLC
1.386% due 08/14/2018	6,900	6,918
2.750% due 05/10/2023	1,300	1,285
CNOOC Finance Ltd.
3.000% due 05/09/2023	3,600	3,518
Duke Energy Carolinas LLC
2.500% due 03/15/2023	1,200	1,189
Duke Energy Corp.
6.250% due 06/15/2018	934	982
Electricite de France S.A.
2.150% due 01/22/2019	1,200	1,202
2.350% due 10/13/2020	1,850	1,850
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	3,500	3,725
Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	100	107
Pacific Gas & Electric Co.
3.250% due 09/15/2021	75	77
3.250% due 06/15/2023	373	380
PECO Energy Co.
2.375% due 09/15/2022	1,000	986
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	151	159
Shell International Finance BV
1.484% due 05/11/2020	1,600	1,611
1.875% due 05/10/2021	1,100	1,078
Verizon Communications, Inc.
5.150% due 09/15/2023	7,450	8,188

		44,853

Total Corporate Bonds & Notes (Cost $541,758)		540,521

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	111

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.2%

ARIZONA 0.1%
Arizona Department of Transportation State Highway Fund Revenue Notes, Series 2013
1.631% due 07/01/2018	$1,250	$1,254

CALIFORNIA 1.4%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	3,280	3,312
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	3,065	3,539
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	2,025
Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	385
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	800	870
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	455
Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2015
2.846% due 11/01/2019	250	255
Regents of the University of California Medical Center Pooled Revenue Notes, (BABs), Series 2010
5.035% due 05/15/2021	700	780
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	694
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,497

		19,812

FLORIDA 0.1%
State Board of Administration Finance Corp., Florida Revenue Notes, Series 2016
2.638% due 07/01/2021	1,050	1,059

GEORGIA 0.1%
Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,103

MASSACHUSETTS 0.2%
University of Massachusetts Building Authority Revenue Notes, Series 2014
2.446% due 11/01/2020	2,750	2,769

NEVADA 0.0%
Nevada State General Obligation Notes, Series 2013
1.754% due 02/01/2019	650	652

NEW YORK 1.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	500	673
Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
2.523% due 07/01/2021	1,950	1,973
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,895

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	$900	$1,029
New York State Housing Finance Agency Revenue Notes, Series 2009
4.911% due 03/15/2019	500	532
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,988
Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	1,800	1,834

		18,924

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	535	576

OHIO 0.0%
Cincinnati, Ohio Water System Revenue Bonds, (BABs), Series 2009
6.458% due 12/01/2034	100	112

PENNSYLVANIA 0.2%
Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.323% due 12/01/2020	1,000	1,014
2.609% due 12/01/2021	1,000	1,024

		2,038

TEXAS 0.3%
Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	2,000	2,217
Texas Transportation Commission Revenue Bonds, Series 2010
5.028% due 04/01/2026	2,205	2,483

		4,700

UTAH 0.1%
Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	715	789
Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	525

		1,314

WASHINGTON 0.3%
Energy Northwest, Washington Revenue Notes, Series 2012
2.197% due 07/01/2019	1,260	1,272
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	2,000	2,198

		3,470

WISCONSIN 0.0%
Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	400	392

Total Municipal Bonds & Notes (Cost $58,222)		58,175

U.S. GOVERNMENT AGENCIES 58.0%
Fannie Mae
1.000% due 10/24/2019	40,000	39,524
1.178% due 03/25/2036	1,918	1,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.180% due 11/25/2046	$2,305	$2,305
1.200% due 11/25/2046 - 12/25/2056	18,420	18,410
1.220% due 12/25/2046	15,724	15,699
1.222% due 06/25/2037	564	560
1.230% due 07/25/2046 - 10/25/2046	17,902	17,871
1.232% due 11/25/2045	1,529	1,516
1.280% due 01/25/2047	16,746	16,726
1.282% due 12/25/2045	918	915
1.312% due 01/25/2018	1,327	1,327
1.332% due 03/25/2035 - 03/25/2046	1,712	1,706
1.482% due 04/25/2040 - 11/25/2040	1,678	1,686
1.552% due 06/25/2041	585	591
1.662% due 02/25/2041	500	507
1.702% due 07/25/2040	3,367	3,404
1.712% due 06/25/2040	1,454	1,474
1.732% due 05/25/2040	573	582
2.782% due 10/01/2037	879	930
2.825% due 07/01/2034	908	954
3.000% due 04/01/2043	1,384	1,380
3.500% due 03/01/2024 - 08/01/2045	7,053	7,247
3.820% due 09/01/2021	1,901	2,014
3.980% due 07/01/2021	2,500	2,650
5.000% due 04/01/2023 - 11/01/2044	9,683	10,594
5.500% due 04/01/2023 - 02/01/2042	3,989	4,447
Fannie Mae, TBA
2.500% due 04/01/2032 - 05/01/2032	23,200	23,197
3.000% due 04/01/2032 - 05/01/2047	78,500	80,056
3.500% due 05/01/2047 - 06/01/2047	78,600	80,162
4.000% due 04/01/2047 - 05/01/2047	60,000	62,868
Federal Home Loan Bank
0.875% due 08/05/2019	2,200	2,172
Freddie Mac
1.130% due 10/15/2037	17,719	17,704
1.212% due 09/15/2035	39	39
1.220% due 07/15/2040	12,169	12,160
1.250% due 08/01/2019	1,100	1,096
1.280% due 07/15/2041 - 03/15/2042	29,806	29,836
1.312% due 02/15/2041	700	699
1.362% due 04/15/2041	186	186
1.382% due 11/15/2036	208	208
1.462% due 04/15/2041	1,671	1,685
3.500% due 06/01/2044 - 03/01/2046	5,592	5,727
Freddie Mac, TBA
3.000% due 04/01/2047	102,200	101,250
3.500% due 05/01/2047	100,000	102,078
4.000% due 05/01/2047	42,900	44,908
Ginnie Mae
1.170% due 10/20/2066	567	567
1.230% due 08/20/2066	626	626
1.430% due 11/20/2065 - 06/20/2066	20,750	20,795
1.460% due 08/20/2061 - 03/20/2062	583	585
1.510% due 09/20/2063	500	502
1.530% due 10/20/2063 - 09/20/2065	880	881
1.550% due 02/20/2066	441	443
1.700% due 07/20/2065	459	463
1.730% due 12/20/2066	8,490	8,574
1.780% due 01/20/2067	9,402	9,526
3.500% due 09/20/2045	8,685	9,017
Ginnie Mae, TBA
4.000% due 05/01/2047	19,300	20,351

Total U.S. Government Agencies (Cost $792,045)		795,299

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 15.4%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2026	$11,247	$10,982
1.750% due 01/15/2028	464	525
U.S. Treasury Notes
0.625% due 08/31/2017	25,800	25,776
1.125% due 02/28/2021 (g)	8,400	8,196
1.125% due 08/31/2021 (g)	5,500	5,329
1.750% due 11/30/2021	31,000	30,799
1.750% due 05/15/2022	3,350	3,315
1.750% due 09/30/2022	4,200	4,136
1.875% due 01/31/2022	15,000	14,968
1.875% due 08/31/2022	4,500	4,465
2.000% due 10/31/2021	72,200	72,533
2.125% due 12/31/2021	18,750	18,927
2.125% due 06/30/2022	11,800	11,881

Total U.S. Treasury Obligations (Cost $214,333)		211,832

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	6	6
JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049	300	301
Wells Fargo Commercial Mortgage Trust
2.788% due 07/15/2048	250	248
2.991% due 02/15/2048	250	254
3.306% due 05/15/2048	250	258

Total Non-Agency Mortgage-Backed Securities (Cost $1,066)		1,067

ASSET-BACKED SECURITIES 9.1%
Ally Auto Receivables Trust
1.380% due 10/15/2019	10,000	9,993
Avery Point CLO Ltd.
0.000% due 04/25/2026 (a)	3,400	3,400
BMW Vehicle Lease Trust
1.640% due 07/22/2019	7,500	7,508
Capital One Multi-Asset Execution Trust
1.362% due 02/15/2022	2,500	2,516
Chase Issuance Trust
1.360% due 04/15/2020	1,200	1,199
1.840% due 04/15/2022	1,700	1,697
Citibank Credit Card Issuance Trust
1.288% due 09/10/2020	1,550	1,557
Ford Credit Auto Lease Trust
1.040% due 05/15/2018	544	544
1.116% due 11/15/2019	6,500	6,501
Ford Credit Auto Owner Trust
1.040% due 09/15/2019	6,000	5,985
Hildene CLO Ltd.
0.000% due 01/17/2026 (a)	3,400	3,400
0.000% due 07/19/2026 (a)	3,400	3,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Honda Auto Receivables Owner Trust
1.040% due 04/18/2019	$6,000	$5,989
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019	6,000	5,992
Navient Student Loan Trust
1.170% due 07/26/2066	6,900	6,904
1.302% due 07/25/2030	610	610
Nissan Auto Lease Trust
1.180% due 12/15/2017	302	302
Northwoods Capital Ltd.
0.000% due 11/04/2025 (a)	3,400	3,400
OHA Credit Partners Ltd.
1.000% due 10/20/2025	3,400	3,400
Seneca Park CLO Ltd.
0.000% due 07/17/2026 (a)	3,400	3,400
SLC Student Loan Trust
1.221% due 06/15/2024	483	482
1.231% due 09/15/2026	1,283	1,278
1.927% due 11/25/2042	1,883	1,890
SLM Student Loan Trust
1.128% due 07/25/2019	376	375
1.138% due 10/27/2025	220	220
1.148% due 07/27/2026	517	517
1.148% due 01/25/2027	1,714	1,707
1.178% due 10/25/2028	9,100	8,987
1.248% due 04/25/2023	736	736
1.588% due 04/27/2026	8,566	8,594
1.588% due 01/25/2028	11,412	11,451
1.601% due 12/15/2027	8,021	8,010
TICP CLO Ltd.
0.000% due 07/20/2026 (a)	3,400	3,400
Toyota Auto Receivables Owner Trust
0.920% due 02/15/2018	23	23

Total Asset-Backed Securities (Cost $125,304)		125,367

SOVEREIGN ISSUES 0.6%
Development Bank of Japan, Inc.
1.000% due 01/22/2018	1,300	1,294
Export-Import Bank of Korea
1.750% due 02/27/2018	300	300
Japan Finance Organization for Municipalities
1.375% due 02/05/2018	1,300	1,296
Korea Development Bank
3.500% due 08/22/2017	1,000	1,007
Province of Quebec
2.375% due 01/31/2022	4,700	4,728

Total Sovereign Issues (Cost $8,597)		8,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.4%

CERTIFICATES OF DEPOSIT 1.4%
Barclays Bank PLC
1.906% due 09/08/2017	$8,000	$8,018
Mizuho Bank Ltd.
1.820% due 12/12/2017	11,600	11,630

		19,648

COMMERCIAL PAPER 4.0%
Abbey National Treasury Services PLC
1.289% due 07/20/2017	2,700	2,691
1.372% due 07/13/2017	7,000	6,977
Bank of Nova Scotia
1.241% due 06/01/2017	11,000	10,982
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.393% due 07/14/2017	8,000	7,973
BNP Paribas New York
1.352% due 07/14/2017	6,000	5,980
Credit Agricole
1.269% due 07/28/2017	5,800	5,778
Natixis NY
1.372% due 07/14/2017	9,000	8,970
Standard Chartered Bank
1.466% due 07/14/2017	5,000	4,983

		54,334

REPURCHASE AGREEMENTS (e) 5.5%
		74,940

SHORT-TERM NOTES 0.2%
Hewlett Packard Enterprise Co.
2.890% due 10/05/2017	3,250	3,271

U.S. TREASURY BILLS 0.3%
0.493% due 04/20/2017 - 04/27/2017 (b)(c)	3,478	3,477

Total Short-Term Instruments (Cost $155,605)		155,670

Total Investments in Securities (Cost $1,896,930)		1,896,556

Total Investments 138.2% (Cost $1,896,930)		$1,896,556

Financial Derivative Instruments (f)(h) 0.0% (Cost or Premiums, net $2)		136

Other Assets and Liabilities, net (38.2)%		(524,851)

Net Assets 100.0%		$1,371,841

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	113

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	1.000%	03/31/2017	04/03/2017	$47,300	U.S. Treasury Notes 2.500% due 05/15/2024	$(48,373)	$47,300	$47,304
MBC	0.970	03/31/2017	04/03/2017	27,300	U.S. Treasury Notes 0.875% - 1.625% due 05/31/2018 - 02/15/2026	(28,206)	27,300	27,302
SSB	0.050	03/31/2017	04/03/2017	340	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(348)	340	340

Total Repurchase Agreements						$(76,927)	$74,940	$74,946

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$47,304	$0	$0	$47,304	$(48,373)	$(1,069)
MBC	27,302	0	0	27,302	(28,206)	(904)
SSB	340	0	0	340	(348)	(8)

Total Borrowings and Other Financing Transactions	$74,946	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(2,270) at a weighted average interest rate of (1.672%). Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	Long	06/2017	195	$36	$15	$0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,202	331	197	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	90	69	20	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2017	61	(47)	0	(19)

Total Futures Contracts				$389	$232	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	06/20/2021	0.492%	$	650	$14	$7	$0	$0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		11,600	225	142	0	(3)
Exelon Generation Co. LLC	1.000	12/20/2021	1.404		4,600	(81)	103	0	(1)
MetLife, Inc.	1.000	06/20/2022	0.816		100	1	0	0	0
Prudential Financial, Inc.	1.000	06/20/2021	0.487		1,300	28	21	1	0

						$187	$273	$1	$(4)

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.250%	06/21/2022	$51,300	$2,159	$(219)	$0	$(49)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	16,800	894	(112)	0	(29)

					$3,053	$(331)	$0	$(78)

Total Swap Agreements					$3,240	$(58)	$1	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(g)	Securities with an aggregate market value of $10,535 and cash of $3,641 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$232	$1	$233	$0		$(19)	$(82)	$(101)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Mexico Government International Bond	1.000%	06/20/2019	0.494%	$ 100	$1	$0	$1	$0
JPM	China Government International Bond	1.000	12/20/2019	0.396	200	1	2	3	0

						$2	$2	$4	$0

Total Swap Agreements						$2	$2	$4	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GST	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
JPM	0	0	3	3	0	0	0	0	3	0	3

Total Over the Counter	$0	$0	$4	$4	$0	$0	$0	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	115

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$232	$232
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$232	$233

Over the counter
Swap Agreements	$0	$4	$0	$0	$0	$4

	$0	$5	$0	$0	$232	$237

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	4	0	0	78	82

	$0	$4	$0	$0	$97	$101

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$375	$375
Swap Agreements	0	330	0	0	901	1,231

	$0	$330	$0	$0	$1,276	$1,606

Over the counter
Swap Agreements	$0	$26	$0	$0	$0	$26

	$0	$356	$0	$0	$1,276	$1,632

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$389	$389
Swap Agreements	0	273	0	0	(473)	(200)

	$0	$273	$0	$0	$(84)	$189

Over the counter
Swap Agreements	$0	$19	$0	$0	$0	$19

	$0	$292	$0	$0	$(84)	$208

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$337,564	$0	$337,564
Industrials	0	158,104	0	158,104
Utilities	0	44,853	0	44,853
Municipal Bonds & Notes
Arizona	0	1,254	0	1,254
California	0	19,812	0	19,812
Florida	0	1,059	0	1,059
Georgia	0	1,103	0	1,103
Massachusetts	0	2,769	0	2,769
Nevada	0	652	0	652
New York	0	18,924	0	18,924
North Carolina	0	576	0	576
Ohio	0	112	0	112
Pennsylvania	0	2,038	0	2,038
Texas	0	4,700	0	4,700
Utah	0	1,314	0	1,314
Washington	0	3,470	0	3,470
Wisconsin	0	392	0	392
U.S. Government Agencies	0	795,299	0	795,299
U.S. Treasury Obligations	0	211,832	0	211,832
Non-Agency Mortgage-Backed Securities	0	1,067	0	1,067
Asset-Backed Securities	0	115,167	10,200	125,367
Sovereign Issues	0	8,625	0	8,625

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Certificates of Deposit	$0	$19,648	$0	$19,648
Commercial Paper	0	54,334	0	54,334
Repurchase Agreements	0	74,940	0	74,940
Short-Term Notes	0	3,271	0	3,271
U.S. Treasury Bills	0	3,477	0	3,477

Total Investments	$0	$1,886,356	$10,200	$1,896,556

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	232	1	0	233
Over the counter	0	4	0	4

	$232	$5	$0	$237

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(19)	$(82)	$0	$(101)

Total Financial Derivative Instruments	$213	$(77)	$0	$136

Totals	$213	$1,886,279	$10,200	$1,896,692

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	117

Schedule of Investments PIMCO Mortgage Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 251.8%

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
CVS Pass-Through Trust
6.036% due 12/10/2028	$1,376	$1,549

Total Corporate Bonds & Notes (Cost $1,376)		1,549

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.1%
Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	2,589

Total Municipal Bonds & Notes (Cost $4,173)		2,589

U.S. GOVERNMENT AGENCIES 221.9%
Fannie Mae
0.000% due 08/25/2022 (b)(e)	3	3
0.859% due 12/25/2036	534	522
1.042% due 07/25/2037	1,504	1,474
1.182% due 10/27/2037	92	92
1.202% due 07/25/2032 - 09/26/2033	265	254
1.242% due 06/25/2032	2	2
1.282% due 12/25/2028	8	8
1.342% due 02/25/2033	22	21
1.378% due 04/18/2028 - 12/18/2032	49	50
1.382% due 06/25/2029 - 04/25/2032	128	129
1.428% due 10/18/2030	30	30
1.478% due 09/18/2027	56	57
1.482% due 06/25/2030	121	121
1.607% due 10/25/2046 (a)	1,317	65
1.632% due 06/25/2022 - 09/25/2023	28	28
1.662% due 07/25/2044 (a)	2,625	131
1.694% due 07/25/2045 (a)	12,054	767
1.734% due 10/25/2045 (a)	3,489	213
1.751% due 04/25/2055 (a)	4,111	258
1.804% due 07/25/2052 (a)	2,652	148
1.814% due 08/01/2042 - 10/01/2044	2,480	2,527
1.849% due 11/01/2019 - 10/01/2031	30	30
1.853% due 10/01/2023	9	9
1.868% due 07/25/2044 (a)	3,586	174
1.876% due 08/25/2054 (a)	4,674	282
1.882% due 04/25/2032 - 04/25/2037	6,133	6,263
1.936% due 01/25/2045 (a)	3,615	203
1.950% due 03/25/2045 (a)	2,614	143
1.959% due 08/25/2055 (a)	2,595	173
1.973% due 05/01/2019	21	22
1.995% due 03/01/2035	168	179
1.998% due 11/01/2017	1	1
1.999% due 08/25/2044 (a)	3,099	182
2.014% due 10/01/2030 - 12/01/2040	338	347
2.082% due 05/25/2023	12	12
2.122% due 07/01/2027	5	5
2.125% due 08/01/2017	2	2
2.145% due 07/01/2030	19	20
2.161% due 04/25/2046 (a)	2,550	142
2.282% due 11/25/2021	7	7
2.289% due 01/25/2022 (a)	23,642	1,584
2.314% due 04/01/2019	2	2
2.430% due 04/01/2022	22	22
2.451% due 05/01/2035	93	98
2.472% due 09/01/2017	5	5
2.497% due 11/01/2035	323	328
2.500% due 04/01/2033	89	91
2.575% due 11/01/2026	69	70
2.579% due 11/01/2035	1,115	1,189
2.625% due 06/01/2026	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.645% due 09/01/2028	$1	$1
2.649% due 08/01/2029	31	33
2.652% due 07/01/2032	20	20
2.718% due 03/01/2035	60	62
2.723% due 02/01/2026	4	5
2.728% due 11/01/2025	59	62
2.730% due 04/01/2030	6	6
2.740% due 06/01/2023	15	15
2.745% due 11/01/2025 - 09/01/2035	417	439
2.746% due 03/01/2024	4	5
2.748% due 05/01/2030	24	25
2.749% due 07/01/2024	1	1
2.750% due 12/01/2017	1	1
2.752% due 02/01/2035	302	317
2.759% due 09/01/2031	14	15
2.760% due 04/01/2030	8	8
2.765% due 05/01/2029	12	12
2.770% due 04/01/2032	5	5
2.771% due 11/01/2035	8	8
2.776% due 06/01/2035	38	39
2.778% due 12/01/2031	4	4
2.788% due 05/01/2026	9	9
2.799% due 09/01/2035	381	397
2.801% due 10/01/2035	17	18
2.825% due 01/01/2030	7	7
2.826% due 02/01/2027	21	22
2.830% due 04/01/2030	39	40
2.849% due 10/25/2042	2,728	2,372
2.861% due 08/01/2035	81	86
2.863% due 06/01/2035	1,301	1,376
2.870% due 06/01/2032	118	125
2.872% due 02/01/2026	18	19
2.874% due 05/01/2035	146	153
2.891% due 01/01/2026	94	98
2.895% due 06/01/2029 - 09/01/2030	35	36
2.897% due 07/01/2035	197	207
2.900% due 03/01/2030	92	94
2.902% due 09/01/2030	15	15
2.905% due 06/01/2030	51	53
2.915% due 07/01/2034	162	171
2.923% due 07/01/2035	59	62
2.947% due 10/01/2035	82	87
2.954% due 09/01/2035	15	16
2.975% due 01/01/2030	90	92
2.998% due 05/25/2035	277	292
3.000% due 11/01/2020 - 12/01/2046	86,716	87,661
3.000% due 04/25/2046 - 05/25/2046 (a)	19,561	2,880
3.004% due 02/01/2032	55	57
3.015% due 03/01/2025	6	6
3.026% due 05/01/2036	497	519
3.055% due 04/01/2020	28	28
3.070% due 02/01/2025	26	26
3.110% due 12/01/2029	3	3
3.113% due 05/01/2027	22	23
3.118% due 12/01/2035	81	84
3.123% due 12/01/2027	13	14
3.125% due 12/01/2023	8	8
3.136% due 09/01/2027	1	1
3.168% due 01/01/2035	124	130
3.169% due 05/01/2036	8	9
3.182% due 09/01/2034	185	197
3.205% due 11/01/2031	27	28
3.210% due 02/01/2034	102	108
3.233% due 03/01/2035	198	208
3.290% due 08/01/2029	5	6
3.317% due 12/01/2035	21	21
3.320% due 01/01/2029	9,500	9,631
3.349% due 04/01/2035	48	50
3.398% due 02/01/2035	88	93
3.405% due 11/01/2035	24	25
3.440% due 02/01/2032	5,000	5,099
3.500% due 10/01/2020 - 02/01/2045	54,785	56,847
3.500% due 04/25/2046 (a)	5,756	712
3.537% due 02/01/2036	71	75
3.579% due 02/01/2030	136	141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.626% due 05/01/2036	$6	$7
3.720% due 02/01/2024	67	67
3.800% due 08/01/2025	3,154	3,362
3.883% due 05/01/2036	11	12
3.905% due 02/01/2031	29	28
4.000% due 09/01/2019 - 03/25/2047	248,486	262,432
4.000% due 06/25/2044 (a)	728	110
4.015% due 06/01/2029	2	2
4.021% due 11/01/2028	62	66
4.086% due 11/01/2028	125	132
4.229% due 08/01/2028	48	51
4.414% due 02/01/2028	47	50
4.500% due 09/01/2019 - 06/01/2044	43,296	46,280
4.504% due 01/01/2028	2	2
4.742% due 09/01/2034	22	23
4.810% due 02/01/2031	126	130
4.875% due 05/01/2019	3	3
4.952% due 07/01/2024	1	1
5.000% due 10/01/2017 - 11/01/2043	17,558	18,981
5.100% due 01/01/2029	8	8
5.168% due 07/25/2042 - 08/25/2042 (a)	28,476	4,662
5.438% due 12/01/2030	131	139
5.500% due 11/01/2020 - 02/01/2042	35,434	39,625
5.503% due 02/01/2031	60	61
5.505% due 09/01/2020	5	5
6.000% due 09/01/2017 - 11/01/2040	39,244	44,305
6.290% due 02/25/2029	138	147
6.300% due 06/25/2031 - 10/17/2038	217	222
6.500% due 12/01/2017 - 05/01/2040	17,105	19,364
6.500% due 04/25/2038 (a)	453	108
6.589% due 10/25/2031	6	6
6.850% due 12/18/2027	326	370
6.875% due 02/01/2018	1	1
7.000% due 03/25/2020 - 09/01/2032	567	630
7.500% due 03/25/2023 - 07/25/2041	879	998
7.503% due 10/25/2045	2,460	2,398
7.730% due 01/01/2025	622	622
7.800% due 10/25/2022 - 06/25/2026	27	29
8.000% due 07/01/2030 - 05/01/2032	27	31
8.350% due 06/25/2032	12	13
8.750% due 11/25/2019 - 06/25/2021	25	27
9.000% due 03/25/2021 - 11/01/2025	21	22
9.000% due 05/25/2022 - 06/25/2022 (a)	8	1
9.500% due 11/25/2020 - 04/01/2025	52	56
12.647% due 06/25/2042	379	546
Fannie Mae, TBA
2.000% due 04/01/2032	38,000	36,970
2.500% due 04/01/2032 - 04/01/2047	111,650	111,611
3.000% due 04/01/2032 - 05/01/2047	951,150	947,395
3.500% due 04/01/2032 - 06/01/2047	529,900	542,833
4.000% due 04/01/2047 - 05/01/2047	190,210	199,349
4.500% due 04/01/2047 - 05/01/2047	71,500	76,626
5.000% due 04/01/2047 - 05/01/2047	65,500	71,545
6.000% due 04/01/2047	6,000	6,785
Farmer Mac
8.289% due 04/25/2030	177	175
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	1,084	1,082

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Housing Administration
6.896% due 07/01/2020	$40	$39
7.430% due 02/01/2020 - 05/01/2024	1,131	1,102
Freddie Mac
0.982% due 01/25/2020 (a)	56,824	1,304
1.027% due 11/25/2022 (a)	30,938	1,455
1.102% due 07/25/2031	40	38
1.112% due 03/15/2031	86	86
1.162% due 07/15/2034	14	14
1.198% due 04/25/2021 (a)	96,880	4,012
1.232% due 05/25/2031	153	152
1.262% due 12/15/2029 - 09/25/2031	234	233
1.342% due 11/25/2019 (a)	53,704	1,452
1.357% due 11/25/2019 (a)	77,858	2,472
1.362% due 03/15/2024 - 12/15/2031	280	281
1.412% due 05/15/2023 - 03/15/2032	33	33
1.462% due 03/15/2032	1	1
1.512% due 08/15/2035	1,029	1,029
1.654% due 10/15/2037 (a)	950	53
1.682% due 10/15/2037 (a)	11,506	751
1.769% due 10/15/2037 (a)	330	19
1.788% due 11/15/2036 (a)	2,383	173
1.809% due 03/15/2037 (a)	1,006	68
1.828% due 07/01/2030	99	101
1.830% due 06/15/2038 (a)	1,503	107
1.842% due 11/15/2038 (a)	3,027	204
1.849% due 05/01/2017 - 09/01/2018	6	6
1.862% due 04/15/2031	945	973
1.912% due 06/15/2031	68	70
1.917% due 08/15/2041 (a)	895	57
1.980% due 10/15/2041 (a)	1,978	134
2.019% due 05/15/2037 (a)	629	43
2.065% due 02/15/2038 (a)	1,629	112
2.103% due 08/01/2018	5	5
2.112% due 07/15/2027	437	452
2.123% due 02/15/2038 (a)	2,133	148
2.158% due 08/15/2036 (a)	1,632	106
2.270% due 07/01/2019	4	4
2.460% due 04/01/2025	16	16
2.500% due 10/15/2027 - 12/15/2027 (a)	27,520	2,300
2.606% due 10/01/2027	12	12
2.625% due 04/01/2019 - 10/01/2024	63	64
2.662% due 10/01/2023	224	234
2.679% due 08/01/2029	14	14
2.682% due 11/01/2027	70	71
2.719% due 04/01/2029	12	13
2.740% due 10/01/2023	20	20
2.742% due 11/01/2027	3	3
2.750% due 06/15/2026	4,871	4,905
2.755% due 03/01/2033	105	110
2.762% due 01/01/2028	20	21
2.763% due 11/01/2031	1	1
2.766% due 06/01/2022	1	1
2.773% due 12/01/2035	915	962
2.787% due 09/01/2026	69	71
2.800% due 07/01/2035	372	393
2.810% due 09/01/2028	12	13
2.818% due 06/01/2028 - 09/01/2037	3,980	4,218
2.820% due 02/01/2029	60	63
2.825% due 09/01/2027	25	25
2.826% due 06/01/2024 - 04/01/2031	8	9
2.827% due 06/01/2022	11	11
2.848% due 12/01/2032	44	46
2.855% due 11/01/2029	574	600
2.856% due 08/01/2031	3	3
2.858% due 08/01/2035	69	73
2.865% due 07/01/2024	23	23
2.869% due 11/01/2027	32	32
2.880% due 02/01/2031	1	1
2.893% due 08/01/2027	7	7
2.896% due 12/01/2026	6	7
2.901% due 07/01/2027	27	28
2.904% due 10/01/2024	43	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.916% due 12/01/2029	$58	$60
2.920% due 10/01/2035	192	203
2.933% due 03/01/2032	20	21
2.950% due 05/01/2019	1	1
2.956% due 07/01/2028 - 07/01/2030	165	172
2.979% due 10/01/2036	172	182
2.983% due 08/01/2030	2	2
2.990% due 05/01/2032	249	260
3.000% due 08/15/2032 - 08/01/2046	11,730	11,637
3.000% due 02/15/2033 - 12/15/2042 (a)	11,019	1,133
3.020% due 10/01/2027	15	16
3.033% due 02/01/2027	126	131
3.037% due 04/01/2036	240	256
3.048% due 05/01/2032	161	167
3.082% due 08/15/2032	149	156
3.106% due 02/01/2029	35	36
3.174% due 05/01/2032	19	19
3.205% due 11/01/2034	166	177
3.225% due 05/01/2032	1	1
3.228% due 03/01/2027	4	4
3.240% due 02/01/2027	21	21
3.283% due 03/01/2033	39	41
3.288% due 03/01/2029	29	31
3.500% due 12/15/2022 - 07/01/2043	7,943	8,251
3.500% due 08/15/2026 - 01/15/2043 (a)	9,393	1,753
3.542% due 09/01/2024	11	12
4.000% due 06/01/2029 - 09/01/2045	18,686	19,775
4.000% due 01/15/2046 (a)	18,144	3,463
4.500% due 06/01/2018 - 09/01/2043	24,600	26,472
5.000% due 04/01/2018 - 08/01/2041	31,531	34,464
5.500% due 11/01/2018 - 06/01/2041	56,666	63,149
6.000% due 10/01/2021 - 05/01/2040	8,691	9,839
6.250% due 12/15/2028	266	294
6.500% due 03/15/2021 - 10/25/2043	3,725	4,222
7.000% due 11/15/2020 - 12/01/2032	237	261
7.000% due 10/25/2023 (a)	22	4
7.400% due 02/01/2021	13	12
7.500% due 03/01/2022 - 01/15/2030	139	161
7.500% due 08/15/2029 (a)	5	1
7.645% due 05/01/2025	556	652
7.976% due 10/15/2040	22	22
8.000% due 06/01/2030 - 09/01/2030	2	3
8.500% due 11/15/2018 - 08/01/2027	75	85
9.000% due 12/15/2020	11	12
9.500% due 12/15/2020 - 06/01/2021	46	50
9.500% due 11/01/2021 (a)	3	0
10.175% due 05/15/2035	3,741	4,355
11.090% due 05/15/2041	4,438	5,188
12.862% due 01/15/2035	4,998	6,486
Freddie Mac, TBA
2.500% due 04/01/2032 - 05/01/2047	44,000	43,932
3.000% due 04/01/2032 - 04/01/2047	266,500	264,683
3.500% due 05/01/2047	223,500	228,145
4.000% due 04/01/2047 - 05/01/2047	141,900	148,606
4.500% due 05/01/2047	18,500	19,794
Ginnie Mae
0.000% due 03/20/2035 (b)(e)	350	292
0.758% due 06/16/2043 (a)	42,188	876
0.956% due 03/16/2051 (a)	1,379	26
0.988% due 09/20/2045 (a)	6,035	236
0.995% due 06/20/2042 (a)	5,134	198
1.008% due 11/20/2045 (a)	3,795	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.030% due 06/20/2043 (a)	$3,972	$130
1.033% due 08/20/2045 (a)	1,779	79
1.045% due 06/20/2042 (a)	4,729	146
1.128% due 05/16/2030 - 02/16/2032	67	67
1.228% due 01/16/2031	5	5
1.328% due 06/20/2032	124	125
1.430% due 05/20/2063	3,973	3,976
1.500% due 09/20/2063	18,766	18,841
1.528% due 02/16/2030	24	24
1.780% due 08/20/2063	29,191	29,562
1.921% due 01/20/2059	745	759
1.928% due 03/20/2031	990	1,010
1.978% due 02/20/2031	580	584
1.985% due 10/20/2058	627	639
2.000% due 01/20/2022 - 02/20/2032	1,605	1,655
2.080% due 09/20/2063	14,393	14,721
2.125% due 05/20/2017 - 07/20/2035	19,102	19,791
2.250% due 12/20/2027 - 12/20/2032	1,697	1,758
2.500% due 09/20/2017 - 01/20/2034	10,673	10,945
3.000% due 06/20/2018 - 03/15/2045	826	837
3.000% due 05/20/2039 (a)	2,445	295
3.500% due 12/20/2018 - 04/15/2045	9,535	9,900
3.500% due 01/20/2041 - 09/20/2046 (a)	75,857	12,169
4.000% due 11/20/2018 - 05/15/2043	1,431	1,525
4.000% due 05/20/2044 (a)	1,606	301
4.500% due 06/15/2035 - 05/20/2046	50,131	53,395
5.000% due 03/15/2033 - 08/20/2043	64,771	71,204
5.500% due 05/15/2031 - 08/15/2041	20,282	22,706
6.000% due 09/15/2036 - 12/15/2040	2,983	3,396
6.500% due 10/15/2023 - 07/15/2039	4,490	5,141
6.858% due 03/16/2041	284	311
7.000% due 09/15/2025 - 09/20/2028	30	35
7.500% due 12/15/2022 - 11/15/2031	77	83
7.503% due 09/20/2045	2,993	3,152
7.750% due 10/15/2025	12	12
8.000% due 12/15/2017 - 09/15/2031	105	125
8.500% due 06/15/2027 - 01/20/2031	403	439
9.000% due 04/15/2020 - 09/15/2030	34	35
9.500% due 12/15/2021	9	10
Ginnie Mae, TBA
2.500% due 04/01/2047	1,000	968
3.000% due 04/01/2047	156,000	157,378
3.500% due 04/01/2047 - 05/01/2047	331,000	342,762
4.000% due 04/01/2047 - 05/01/2047	145,000	152,944
4.500% due 05/01/2047	94,800	101,066
Small Business Administration
5.370% due 04/01/2028	3,669	3,977
5.490% due 05/01/2028	4,769	5,181
5.870% due 05/01/2026 - 07/01/2028	3,059	3,372
6.220% due 12/01/2028	556	622
7.190% due 12/01/2019	15	15
7.220% due 11/01/2020	67	71
Vendee Mortgage Trust
6.409% due 01/15/2030	265	295
6.500% due 03/15/2029	685	775

Total U.S. Government Agencies (Cost $4,590,755)		4,632,255

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	119

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Notes
1.375% due 03/31/2020 (h)(j)	$12,000	$11,949
1.375% due 04/30/2020 (h)	12,000	11,936
1.750% due 09/30/2022	7,200	7,091
1.875% due 02/28/2022	19,700	19,658
1.875% due 08/31/2022	7,200	7,145
2.000% due 07/31/2022 (j)	4,700	4,699
2.000% due 02/15/2025	300	293
2.125% due 06/30/2022	12,200	12,284
2.125% due 02/29/2024	6,120	6,086
2.250% due 02/15/2027	4,000	3,949

Total U.S. Treasury Obligations (Cost $85,103)		85,090

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%
Adjustable Rate Mortgage Trust
3.118% due 01/25/2035	272	275
3.362% due 09/25/2035	1,022	855
American Home Mortgage Investment Trust
3.361% due 02/25/2045	411	412
BAMLL Commercial Mortgage Securities Trust
2.132% due 01/15/2028	2,300	2,309
Banc of America Funding Trust
1.268% due 05/20/2035 ^	814	578
5.000% due 09/25/2019	55	55
5.753% due 10/25/2036 ^	1,492	1,317
5.837% due 01/25/2037 ^	1,296	1,142
Banc of America Mortgage Trust
3.172% due 07/25/2034	4	4
3.449% due 02/25/2036 ^	381	354
3.494% due 06/20/2031	123	125
3.622% due 07/20/2032	7	6
6.500% due 10/25/2031	19	19
BCAP LLC Trust
1.281% due 01/26/2036	2,125	2,025
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	133	135
2.753% due 11/25/2030	3	3
2.820% due 08/25/2035	213	213
2.905% due 08/25/2033	358	355
2.960% due 08/25/2033	542	547
3.260% due 03/25/2035	408	411
3.574% due 01/25/2034	3	3
3.629% due 02/25/2033	7	6
3.636% due 03/25/2035	106	107
Bear Stearns ALT-A Trust
3.135% due 11/25/2036 ^	861	703
3.176% due 11/25/2036	867	777
3.404% due 05/25/2035	491	475
3.404% due 11/25/2036 ^	358	325
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030	344	351
Bear Stearns Mortgage Securities, Inc.
3.385% due 06/25/2030	3	3
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046	1,769	1,530
Bella Vista Mortgage Trust
1.226% due 05/20/2045	410	297
Chase Mortgage Finance Trust
3.185% due 09/25/2036 ^	72	64
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.162% due 05/25/2036	245	222
1.232% due 08/25/2035	451	420
1.285% due 01/25/2035	422	359
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035	513	530
3.040% due 05/25/2035	10	10
3.067% due 08/25/2035 ^	633	441
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,192	1,037
Commercial Mortgage Trust
1.591% due 07/10/2046 (a)	26,369	257
1.963% due 07/10/2046 (a)	16,195	840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Resecuritization Trust
4.012% due 03/25/2047	$164	$158
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	311	277
1.152% due 01/25/2037 ^	250	233
1.178% due 07/20/2046 ^	755	401
1.182% due 05/25/2036	68	57
1.192% due 05/25/2035	1,159	974
1.202% due 05/25/2035	215	176
1.232% due 05/25/2035	313	255
1.232% due 09/25/2046 ^	4,023	1,199
1.232% due 10/25/2046 ^	1,038	517
1.242% due 07/25/2046 ^	2,048	1,163
1.252% due 05/25/2036 ^	50	139
1.258% due 09/20/2046	7,049	2,898
1.322% due 10/25/2046 ^	1,980	357
1.332% due 06/25/2047 ^	101	20
1.352% due 11/25/2035 ^	280	71
6.250% due 11/25/2036 ^	1,378	1,214
Countrywide Home Loan Mortgage Pass-Through Trust
1.282% due 04/25/2046 ^	351	305
1.322% due 03/25/2036	606	369
1.332% due 02/25/2036 ^	248	327
1.442% due 05/25/2035	1,171	974
1.522% due 02/25/2035	208	198
1.562% due 04/25/2035	764	710
1.622% due 03/25/2035	95	75
1.642% due 02/25/2035	707	620
1.662% due 02/25/2035	19	17
1.782% due 03/25/2035 ^	213	34
2.462% due 06/19/2031	6	6
2.750% due 07/19/2031	6	6
2.857% due 09/25/2034 ^	282	244
2.991% due 11/19/2033	12	12
3.140% due 09/25/2047 ^	1,123	1,045
3.155% due 08/25/2034 ^	439	378
3.179% due 02/20/2036 ^	458	381
3.366% due 11/19/2033	24	24
Credit Suisse First Boston Mortgage Securities Corp.
2.910% due 06/25/2033	24	23
5.038% due 06/25/2032	4	4
Credit Suisse Mortgage Capital Certificates
4.791% due 05/27/2053	5,248	5,375
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	2,615	1,356
Deutsche ALT-B Securities, Inc.
1.082% due 10/25/2036 ^	21	14
Deutsche Mortgage Securities, Inc. Mortgage Loan Resecuritization Trust
6.000% due 11/26/2036	319	323
DLJ Mortgage Acceptance Corp.
4.623% due 11/25/2023	9	9
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	259	268
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	13	13
First Republic Mortgage Loan Trust
1.262% due 11/15/2031	2,009	1,942
1.680% due 11/15/2031	478	410
GreenPoint Mortgage Funding Trust
1.182% due 12/25/2046 ^	2,333	1,727
1.252% due 04/25/2036 ^	319	246
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033	62	61
GSR Mortgage Loan Trust
1.242% due 08/25/2046	3,793	1,784
2.661% due 06/25/2034	31	30
3.379% due 04/25/2036	372	342
HarborView Mortgage Loan Trust
1.108% due 03/19/2037	534	474
1.166% due 07/21/2036	1,150	922
1.198% due 05/19/2046 ^	885	451
2.554% due 11/19/2034	81	64
3.381% due 08/19/2036 ^	470	436
3.480% due 07/19/2035 ^	20	18
3.525% due 08/19/2034	1,774	1,714

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HomeBanc Mortgage Trust
1.162% due 12/25/2036	$357	$320
1.842% due 08/25/2029	526	491
Impac Secured Assets Trust
1.132% due 11/25/2036	1,636	1,381
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032	6	6
IndyMac Mortgage Loan Trust
1.192% due 05/25/2046	1,368	1,205
1.222% due 07/25/2035	1,270	1,123
1.282% due 11/25/2035 ^	191	112
1.282% due 06/25/2037 ^	524	268
1.462% due 04/25/2035	118	106
1.622% due 02/25/2035	294	277
3.024% due 12/25/2034	11	10
3.090% due 01/25/2036 ^	2	2
3.158% due 08/25/2035 ^	1,141	952
3.217% due 01/25/2036 ^	1,576	1,314
JPMorgan Mortgage Trust
3.262% due 10/25/2035	1,969	1,851
Lehman XS Trust
1.302% due 11/25/2046 ^	1,643	765
Luminent Mortgage Trust
0.958% due 12/25/2036 ^	1,951	1,726
MASTR Adjustable Rate Mortgages Trust
1.222% due 05/25/2037	670	420
1.282% due 05/25/2047 ^	2,799	1,923
1.322% due 05/25/2047 ^	2,374	1,152
MASTR Asset Securitization Trust
5.000% due 12/25/2019	229	233
MASTR Reperforming Loan Trust
7.000% due 08/25/2034	132	133
MASTR Seasoned Securitization Trust
3.068% due 10/25/2032	294	293
6.183% due 09/25/2017	4	3
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031	482	453
1.792% due 11/15/2031	59	54
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	615	591
1.392% due 06/15/2030	540	517
Merrill Lynch Alternative Note Asset Trust
1.282% due 03/25/2037	1,289	557
Merrill Lynch Mortgage Investors Trust
2.108% due 10/25/2028	62	61
2.813% due 01/25/2029	2,701	2,606
3.005% due 04/25/2035	18	17
Morgan Stanley Mortgage Loan Trust
1.492% due 02/25/2047	1,453	988
3.067% due 07/25/2035 ^	1,320	1,186
Mortgage Equity Conversion Asset Trust
1.470% due 02/25/2042	4,922	4,239
1.480% due 01/25/2042	34,036	28,223
1.490% due 05/25/2042	13,419	11,537
Nomura Asset Acceptance Corp. Alternative Loan Trust
6.792% due 02/19/2030	287	281
PNC Commercial Mortgage Acceptance Corp.
0.689% due 07/15/2031 (a)	234	0
Prime Mortgage Trust
1.382% due 02/25/2034	45	43
4.750% due 11/25/2019	10	10
Residential Accredit Loans, Inc. Trust
1.252% due 05/25/2046 ^	919	712
1.482% due 06/25/2035	409	329
3.546% due 08/25/2035 ^	585	303
Residential Funding Mortgage Securities, Inc. Trust
3.504% due 09/25/2035 ^	1,435	1,136
RiverView HECM Trust
1.042% due 07/25/2047	8,038	7,593
Sequoia Mortgage Trust
1.497% due 11/22/2024	6	6
1.618% due 04/19/2027	61	57

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.678% due 10/19/2026	$26	$25
1.738% due 10/20/2027	494	469
2.960% due 01/20/2047 ^	1,008	817
Structured Adjustable Rate Mortgage Loan Trust
1.717% due 06/25/2034	608	563
2.861% due 10/25/2037 ^	1,748	1,452
3.113% due 01/25/2035	1,117	1,053
3.129% due 07/25/2035 ^	69	59
3.142% due 11/25/2035 ^	1,260	1,004
3.235% due 07/25/2034	51	51
3.255% due 08/25/2035	18	18
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037	245	177
1.172% due 06/25/2036	389	328
1.192% due 05/25/2036	1,269	975
1.228% due 07/19/2035	2,708	2,610
1.282% due 08/25/2036 ^	3,564	2,216
1.442% due 05/25/2045	1,665	1,471
1.638% due 09/19/2032	1,655	1,617
1.638% due 10/19/2034	191	183
1.678% due 03/19/2034	882	859
Structured Asset Mortgage Investments, Inc.
1.442% due 05/02/2030	60	15
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.848% due 05/25/2022	73	73
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	2	1
3.084% due 01/25/2032	91	90
3.118% due 04/25/2033	24	24
3.157% due 06/25/2033	27	27
3.270% due 07/25/2032	1	1
3.272% due 08/25/2032	245	242
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,540	923
5.970% due 09/25/2036	9,085	984
6.015% due 07/25/2037	2,854	2,115
Thornburg Mortgage Securities Trust
2.800% due 06/25/2043	960	957
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045	1,311	1,250
1.272% due 10/25/2045	141	138
1.312% due 01/25/2045	1,541	1,491
1.478% due 11/25/2046	425	340
1.482% due 07/25/2044	225	215
1.622% due 01/25/2045	356	337
1.622% due 07/25/2045	70	68
1.638% due 02/25/2046	1,529	1,479
1.682% due 12/25/2045	881	395
1.838% due 11/25/2042	68	64
1.866% due 01/25/2047	1,443	1,379
2.038% due 06/25/2042	456	441
2.038% due 08/25/2042	704	675
2.456% due 04/25/2037 ^	1,457	1,280
2.682% due 08/25/2033	571	578
2.716% due 12/25/2036 ^	1,346	1,242
2.785% due 09/25/2033	230	232
2.814% due 12/25/2035	442	429
3.137% due 03/25/2034	12	12
Washington Mutual Mortgage Pass-Through Certificates Trust
1.232% due 07/25/2046 ^	459	189
2.788% due 11/25/2030	205	205
6.268% due 07/25/2036	3,051	1,351
Wells Fargo Commercial Mortgage Trust
2.007% due 10/15/2045 (a)	48,289	3,274
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	724	616
3.000% due 12/25/2033	280	282
3.069% due 10/25/2033	118	120
3.073% due 06/25/2035	506	518
3.097% due 07/25/2034	43	44

Total Non-Agency Mortgage-Backed Securities (Cost $183,157)		171,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 16.6%
ABFS Mortgage Loan Trust
6.785% due 07/15/2033	$1,249	$967
ACAS CLO Ltd.
2.215% due 07/18/2026	22,700	22,744
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036	311	184
1.682% due 08/25/2030	29	28
2.032% due 07/25/2034	1,423	1,337
AFC Home Equity Loan Trust
1.728% due 12/26/2029	1	1
1.792% due 06/25/2029	257	225
Allegro CLO Ltd.
2.218% due 01/30/2026	6,500	6,508
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	736	705
1.682% due 10/25/2031	243	229
Amresco Residential Securities Corp. Mortgage Loan Trust
1.477% due 06/25/2028	40	39
1.612% due 09/25/2028	469	454
1.922% due 06/25/2029	204	194
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.472% due 10/25/2035	7,500	6,733
Asset-Backed Funding Certificates Trust
1.682% due 06/25/2034	255	244
2.002% due 03/25/2032	479	465
Asset-Backed Securities Corp. Home Equity Loan Trust
1.062% due 05/25/2037	1	1
1.432% due 06/15/2031	187	169
1.927% due 09/25/2034	4,213	4,127
Babson CLO Ltd.
0.000% due 10/17/2026 (c)	3,700	3,705
Bayview Financial Acquisition Trust
1.333% due 05/28/2037	1,834	1,341
Bear Stearns Asset-Backed Securities Trust
1.382% due 09/25/2046	1,689	1,480
1.957% due 02/25/2034	362	339
2.182% due 10/25/2032	185	182
2.482% due 11/25/2042	349	341
3.216% due 06/25/2043	23	21
Blue Hill CLO Ltd.
2.203% due 01/15/2026	11,400	11,413
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026	3,000	3,004
2.289% due 05/15/2025	2,100	2,103
CDC Mortgage Capital Trust
2.032% due 01/25/2033	624	595
Cent CLO Ltd.
0.000% due 07/27/2026	5,900	5,905
Centex Home Equity Loan Trust
1.282% due 01/25/2032	96	92
1.832% due 01/25/2032	679	584
Chase Funding Trust
1.582% due 07/25/2033	21	20
1.622% due 08/25/2032	502	464
1.642% due 11/25/2032	392	379
CIFC Funding Ltd.
2.063% due 10/24/2025	5,800	5,801
2.235% due 05/24/2026	7,100	7,102
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033	796	767
1.750% due 12/25/2031	298	285
CIT Mortgage Loan Trust
2.332% due 10/25/2037	7,573	7,538
Citigroup Global Markets Mortgage Securities, Inc.
1.957% due 10/25/2028	33	32
2.332% due 01/25/2032	326	308
6.930% due 08/25/2028	211	215
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045	251	178
Conseco Finance Home Equity Loan Trust
1.612% due 08/15/2033	1,330	1,314
2.412% due 05/15/2032	406	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Financial Corp.
6.240% due 12/01/2028	$668	$696
Countrywide Asset-Backed Certificates
1.882% due 06/25/2033	117	115
1.882% due 10/25/2047	1,805	1,664
1.982% due 09/25/2032	1,351	1,299
Credit Suisse First Boston Mortgage Securities Corp.
1.342% due 05/25/2044	111	111
1.722% due 08/25/2032	152	139
Credit-Based Asset Servicing and Securitization LLC
1.052% due 01/25/2037 ^	351	136
2.082% due 04/25/2032	170	165
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (c)	5,600	5,613
Delta Funding Home Equity Loan Trust
1.732% due 09/15/2029	14	13
Denali Capital CLO Ltd.
1.271% due 01/22/2022	1,342	1,339
Dryden Senior Loan Fund
0.000% due 10/15/2026 (c)	3,800	3,802
Ellington Loan Acquisition Trust
2.032% due 05/25/2037	2,387	2,172
EMC Mortgage Loan Trust
1.518% due 05/25/2040	255	237
EquiFirst Mortgage Loan Trust
1.462% due 01/25/2034	167	156
First Plus Home Loan Owners Trust
7.670% due 05/10/2024	397	169
Flagship Ltd.
0.000% due 01/20/2026 (c)	5,900	5,900
Flatiron CLO Ltd.
2.018% due 07/17/2026	5,300	5,308
2.190% due 01/17/2026	12,000	12,006
Galaxy CLO Ltd.
2.278% due 11/16/2025	8,100	8,102
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036	52	31
GMAC Mortgage Corp. Home Equity Loan Trust
1.462% due 01/25/2029	77	72
GSAMP Trust
1.282% due 10/25/2036 ^	8,492	1,096
1.382% due 02/25/2033	266	252
ICG US CLO Ltd.
0.000% due 10/15/2026 (c)	10,700	10,749
IMC Home Equity Loan Trust
6.880% due 11/20/2028	1	1
7.520% due 08/20/2028	26	28
ING Investment Management CLO Ltd.
1.271% due 06/14/2022	4,319	4,327
Irwin Home Equity Loan Trust
2.332% due 02/25/2029	28	28
JPMorgan Mortgage Acquisition Trust
1.062% due 08/25/2036	59	32
1.242% due 03/25/2037	300	256
KVK CLO Ltd.
0.000% due 01/15/2026	6,500	6,505
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034	62	58
2.032% due 10/25/2034	711	627
2.407% due 03/25/2032	545	531
Madison Park Funding Ltd.
1.988% due 01/19/2025	4,600	4,598
MASTR Asset-Backed Securities Trust
1.732% due 12/25/2034 ^	2,935	2,841
Merrill Lynch Mortgage Investors Trust
1.042% due 10/25/2037 ^	1,539	436
1.062% due 09/25/2037	238	90
1.702% due 06/25/2035	419	387
MESA Trust
1.782% due 12/25/2031	454	427
Mid-State Trust
6.340% due 10/15/2036	699	748
7.791% due 03/15/2038	1,057	1,142

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	121

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	$333	$161
5.750% due 04/25/2037 ^	848	606
6.000% due 07/25/2047 ^	1,726	1,380
Nelder Grove CLO Ltd.
2.300% due 08/28/2026	6,700	6,707
Northwoods Capital Ltd.
0.000% due 11/04/2025 (c)	4,200	4,200
NovaStar Mortgage Funding Trust
1.112% due 03/25/2037	2,681	1,799
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026	15,750	15,760
Oaktree CLO Ltd.
2.250% due 10/20/2026	3,000	3,002
Octagon Investment Partners Ltd.
2.069% due 04/15/2026	8,400	8,390
OFSI Fund Ltd.
2.020% due 04/17/2025	9,700	9,718
Option One Mortgage Loan Trust
1.122% due 01/25/2037	824	479
1.762% due 02/25/2035	4,021	3,329
Option One Mortgage Loan Trust Asset-Backed Certificates
1.442% due 11/25/2035	400	339
OZLM Funding Ltd.
2.673% due 01/17/2026	6,600	6,609
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.482% due 07/25/2035	3,344	3,344
Renaissance Home Equity Loan Trust
1.342% due 11/25/2034	201	179
1.482% due 12/25/2033	1,985	1,870
1.742% due 12/25/2032	21	20
1.862% due 08/25/2033	299	282
2.182% due 08/25/2032	884	844
Residential Asset Securities Corp. Trust
1.482% due 07/25/2032 ^	654	598
1.562% due 06/25/2033	82	69
1.582% due 06/25/2032 ^	58	49
Residential Mortgage Loan Trust
2.482% due 09/25/2029	108	105
SACO Trust
1.502% due 06/25/2036 ^	251	551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saxon Asset Securities Trust
1.662% due 12/26/2034	$970	$946
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^	2,603	875
SLM Student Loan Trust
1.118% due 07/25/2019	52	52
1.128% due 07/25/2019	354	354
1.208% due 07/25/2023	1,197	1,196
1.788% due 01/25/2019	812	813
2.331% due 12/15/2033	3,678	3,690
2.538% due 04/25/2023	34,564	35,287
Soundview Home Loan Trust
1.042% due 11/25/2036	80	33
Specialty Underwriting & Residential Finance Trust
1.482% due 09/25/2036	7,500	6,068
1.662% due 01/25/2034	300	276
2.182% due 10/25/2035	898	740
Staniford Street CLO Ltd.
2.311% due 06/15/2025	2,000	2,000
Structured Asset Investment Loan Trust
1.642% due 04/25/2035	3,892	3,836
1.957% due 09/25/2034	752	675
2.257% due 12/25/2034	976	707
2.407% due 04/25/2034	250	232
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026	900	901
TICP CLO Ltd.
1.000% due 01/20/2027 (c)	2,050	2,050
Trapeza CDO Ltd.
1.925% due 11/16/2034	715	697
UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^	1,178	1,157
UPS Capital Business Credit
1.525% due 04/15/2026	76	11
Utah State Board of Regents
1.521% due 01/25/2057	20,000	19,972
Voya CLO Ltd.
2.343% due 10/15/2022	6,347	6,356
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.612% due 04/25/2034	722	665

Total Asset-Backed Securities (Cost $357,926)		345,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (f) 0.2%
		$4,608

U.S. TREASURY BILLS 0.6%
0.668% due 04/20/2017 - 04/27/2017 (d)(e)(j)	$12,277	12,272

Total Short-Term Instruments (Cost $16,880)		16,880

Total Investments in Securities (Cost $5,239,370)		5,255,353

	SHARES
INVESTMENTS IN AFFILIATES 15.5%

SHORT-TERM INSTRUMENTS 15.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.5%
PIMCO Short-Term Floating NAV Portfolio III	32,801,452	324,275

Total Short-Term Instruments (Cost $324,285)		324,275

Total Investments in Affiliates (Cost $324,285)		324,275

Total Investments 267.3% (Cost $5,563,655)		$5,579,628

Financial Derivative Instruments (g)(i) 0.3% (Cost or Premiums, net $(3,060))		5,325

Other Assets and Liabilities, net (167.6)%		(3,497,646)

Net Assets 100.0%		$2,087,307

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$4,608	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(4,703)	$4,608	$4,608

Total Repurchase Agreements						$(4,703)	$4,608	$4,608

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2047	$ 259,400	$(254,216)	$(257,272)
Fannie Mae, TBA	4.000	04/01/2032	30,500	(31,401)	(31,513)
Fannie Mae, TBA	5.500	04/01/2047	700	(775)	(778)
Freddie Mac, TBA	5.000	04/01/2047	400	(435)	(436)
Freddie Mac, TBA	5.500	04/01/2047	57,000	(62,930)	(63,239)
Ginnie Mae, TBA	5.000	04/01/2047	36,100	(39,422)	(39,448)

Total Short Sales				$(389,179)	$(392,686)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$4,608	$0	$0	$4,608	$(4,703)	$(95)

Total Borrowings and Other Financing Transactions	$4,608	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(60,529) at a weighted average interest rate of 0.404%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability(2)
Receive	3-Month USD-LIBOR	1.717%	09/30/2022	$61,700	$1,287	$1,286	$0	$(65)
Receive	3-Month USD-LIBOR	2.250	12/16/2022	33,700	(437)	(847)	0	(32)
Receive	3-Month USD-LIBOR	2.400	06/30/2025	76,500	(940)	(1,410)	0	(123)
Receive	3-Month USD-LIBOR	2.220	07/09/2025	20,000	99	85	0	(33)
Pay	3-Month USD-LIBOR	2.250	12/21/2046	25,000	2,264	383	0	(41)
Receive(1)	3-Month USD-LIBOR	1.750	06/21/2047	8,200	1,707	(64)	1	(13)

					$3,980	$(567)	$1	$(307)

Total Swap Agreements					$3,980	$(567)	$1	$(307)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $6,563 and cash of $1,550 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	123

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$(308)	$(308)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	05/15/2017	$	21,300	$188	$49
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050	09/05/2017		17,000	178	748
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	02/05/2018		553,000	553	242
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	08/02/2017		295,500	130	204
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		448,100	255	67

								$1,304	$1,310

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	71.000	04/05/2017	$	169,000	$7	$0
	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2047		69.000	05/04/2017		401,000	16	0
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2047		68.000	06/06/2017		30,000	1	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		76.000	04/05/2017		122,000	5	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		74.000	05/04/2017		364,000	14	0
	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2047		79.000	04/05/2017		120,000	5	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2047		77.000	05/04/2017		68,000	3	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2047		68.000	05/04/2017		92,000	3	0
	Put - OTC Freddie Mac, TBA 3.000% due 05/01/2047		68.000	05/04/2017		110,000	4	0
	Put - OTC Freddie Mac, TBA 3.500% due 05/01/2047		70.000	05/04/2017		200,000	8	0
	Put - OTC Freddie Mac, TBA 4.000% due 05/01/2047		72.000	05/04/2017		140,000	5	0
	Put - OTC Freddie Mac, TBA 4.500% due 05/01/2047		72.000	05/04/2017		18,000	1	0
	Put - OTC Ginnie Mae, TBA 3.500% due 05/01/2047		70.000	05/04/2017		140,000	5	0

							$77	$0

Total Purchased Options							$1,381	$1,310

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	$	102.117	04/05/2017	$13,500	$(40)	$(12)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.344	04/05/2017	1,000	(2)	(2)
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		100.594	05/04/2017	7,500	(33)	(7)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.750	05/04/2017	30,000	(82)	(214)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		102.063	05/04/2017	15,000	(47)	(80)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047		105.465	04/05/2017	8,500	(11)	0
FBF	Call - OTC Fannie Mae, TBA 3.000% due 05/01/2047		99.898	05/04/2017	14,500	(38)	(33)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		100.543	04/05/2017	27,000	(64)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.109	04/05/2017	32,000	(84)	(93)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.164	05/04/2017	7,000	(28)	(13)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		103.164	05/04/2017	7,000	(24)	(9)
GSC	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		101.352	04/05/2017	36,000	(79)	(347)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.336	05/04/2017	26,000	(122)	(259)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047		96.820	04/05/2017	7,000	(15)	0
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.430	04/05/2017	8,500	(49)	(66)

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047	$	98.520	04/05/2017	$10,500	$(62)	$(73)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.813	04/05/2017	46,000	(169)	(203)
	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2047		98.820	04/05/2017	12,500	(27)	(54)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		100.547	04/05/2017	7,000	(15)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		101.844	04/05/2017	24,000	(38)	(120)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.078	04/05/2017	12,500	(19)	(39)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.098	04/05/2017	7,000	(22)	(21)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047		102.320	04/05/2017	16,500	(39)	(28)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		101.844	05/04/2017	9,500	(36)	(62)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2047		102.406	05/04/2017	25,500	(74)	(93)
	Call - OTC Fannie Mae, TBA 4.000% due 04/01/2047		104.555	04/05/2017	7,000	(11)	(27)
	Call - OTC Fannie Mae, TBA 4.000% due 05/01/2047		104.336	05/04/2017	7,000	(23)	(42)

						$(1,253)	$(1,897)

Total Written Options						$(1,253)	$(1,897)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	81,000	$	2,592,500	$	(242,500)	$	(1,589,500)	$	(416,000)	$	425,500
Premiums	$	(164)	$	(6,334)	$	703	$	3,432	$	1,110	$	(1,253)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240)%	02/25/2035	$	260	$ 0	$138	$138	$0
JPM	Octagon Investment Partners Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	(1.850)	10/18/2020		1,000	0	(7)	0	(7)
	UBS Commercial Mortgage Trust 0.900% due 09/15/2040	(1.170)	09/15/2040		4,000	0	1,841	1,841	0
UAG	Merrill Lynch Mortgage Trust 1.300% due 06/12/2043	(1.080)	06/12/2043		5,262	108	4,589	4,697	0

						$ 108	$6,561	$6,676	$(7)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960%	09/25/2034	$	4,253	$ (1,446)	$1,461	$15	$0
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690	07/25/2035		2,947	(1,031)	574	0	(457)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.110% due 12/25/2034	1.110	12/25/2034		2,268	(726)	736	10	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.930% due 11/25/2034	0.930	11/25/2034		320	(90)	91	1	0
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950	11/25/2034		3	(3)	2	0	(1)

						$ (3,296)	$2,864	$26	$(458)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.738%	06/15/2017	$55,000	$0	$10	$10	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.748	06/15/2017	55,000	0	4	4	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	50,000	0	(3)	0	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	125

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.752%	08/14/2017	$70,000	$0	$(1)	$0	$(1)
SAL	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	06/15/2017	730,000	0	(36)	0	(36)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.760	07/13/2017	100,000	0	(6)	0	(6)

						$0	$(32)	$14	$(46)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	01/12/2038	$14,219	$0	$23	$23	$0
	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	3,489	0	12	12	0
FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	5,316	0	(16)	0	(16)
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	7,131	0	(21)	0	(21)
SAL	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	4,868	0	16	16	0

							$0	$14	$51	$(37)

Total Swap Agreements							$(3,188)	$9,407	$6,767	$(548)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $449 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BRC	$0	$0	$138	$138	$0	$0	$0	$0	$138	$(300)	$(162)
CBK	0	797	0	797	0	0	0	0	797	(760)	37
DUB	0	0	35	35	0	(14)	0	(14)	21	(221)	(200)
FAR	0	0	0	0	0	(301)	0	(301)	(301)	113	(188)
FBF	0	0	0	0	0	(148)	(16)	(164)	(164)	0	(164)
GSC	0	0	0	0	0	(606)	0	(606)	(606)	0	(606)
GST	0	0	26	26	0	0	(479)	(479)	(453)	337	(116)
JPM	0	0	1,841	1,841	0	(828)	(7)	(835)	1,006	(1,290)	(284)
JPS	0	0	14	14	0	0	(4)	(4)	10	0	10
MYC	0	242	0	242	0	0	0	0	242	(834)	(592)
RBC	0	204	0	204	0	0	0	0	204	(320)	(116)
RYL	0	67	0	67	0	0	0	0	67	(350)	(283)
SAL	0	0	16	16	0	0	(42)	(42)	(26)	0	(26)
UAG	0	0	4,697	4,697	0	0	0	0	4,697	(4,690)	7

Total Over the Counter	$0	$1,310	$6,767	$8,077	$0	$ (1,897)	$ (548)	$ (2,445)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Purchased Options	$0	$0	$0	$0	$1,310	$1,310
Swap Agreements	0	6,702	0	0	65	6,767

	$0	$6,702	$0	$0	$1,375	$8,077

	$0	$6,702	$0	$0	$1,376	$8,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$308	$308

Over the counter
Written Options	$0	$0	$0	$0	$1,897	$1,897
Swap Agreements	0	465	0	0	83	548

	$0	$465	$0	$0	$1,980	$2,445

	$0	$465	$0	$0	$2,288	$2,753

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$184	$184
Swap Agreements	0	0	0	0	(5,397)	(5,397)

	$0	$0	$0	$0	$(5,213)	$(5,213)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,901)	$(2,901)
Written Options	0	0	0	0	3,814	3,814
Swap Agreements	0	2,653	0	0	178	2,831

	$0	$2,653	$0	$0	$1,091	$3,744

	$0	$2,653	$0	$0	$(4,122)	$(1,469)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$16,508	$16,508

Over the counter
Purchased Options	$0	$0	$0	$0	$1,499	$1,499
Written Options	0	0	0	0	(748)	(748)
Swap Agreements	0	(1,805)	0	0	200	(1,605)

	$0	$(1,805)	$0	$0	$951	$(854)

	$0	$(1,805)	$0	$0	$17,459	$15,654

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	127

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,549	$0	$1,549
Municipal Bonds & Notes
Texas	0	2,589	0	2,589
U.S. Government Agencies	0	4,630,927	1,328	4,632,255
U.S. Treasury Obligations	0	85,090	0	85,090
Non-Agency Mortgage-Backed Securities	0	118,223	53,122	171,345
Asset-Backed Securities	0	339,384	6,261	345,645
Short-Term Instruments
Repurchase Agreements	0	4,608	0	4,608
U.S. Treasury Bills	0	12,272	0	12,272

	$0	$5,194,642	$60,711	$5,255,353

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$324,275	$0	$0	$324,275

Total Investments	$324,275	$5,194,642	$60,711	$5,579,628

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(392,686)	$0	$(392,686)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	8,077	0	8,077

	$0	$8,078	$0	$8,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(307)	0	(307)
Over the counter	0	(2,445)	0	(2,445)

	$0	$(2,752)	$0	$(2,752)

Total Financial Derivative Instruments	$0	$5,326	$0	$5,326

Totals	$324,275	$4,807,282	$60,711	$5,192,268

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
U.S. Government Agencies	$2,369	$0	$(422)	$(3)	$(10)	$46	$0	$(652)	$1,328	$(25)
Non-Agency Mortgage-Backed Securities	83,941	0	(36,430)	223	2,397	2,991	0	0	53,122	(749)
Asset-Backed Securities	11	6,250	0	1	0	(1)	0	0	6,261	0

Totals	$86,321	$6,250	$(36,852)	$221	$2,387	$3,036	$0	$(652)	$60,711	$(774)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$1,328	Proxy Pricing	Base Price	97.464-98.684
Non-Agency Mortgage-Backed Securities	53,122	Third Party Vendor	Broker Quote	82.921-94.456
Asset-Backed Securities	6,261	Proxy Pricing	Base Price	14.335-100.000

Total	$60,711

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Municipal Sector Portfolio

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.8%

MUNICIPAL BONDS & NOTES 95.4%

ALABAMA 0.4%
Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$551

ALASKA 1.5%
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,195

CALIFORNIA 16.5%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	4,985	6,145
California State Public Works Board Revenue Bonds, (BABs), Series 2009
8.361% due 10/01/2034	2,000	2,909
Inland Valley Development Agency, California Tax Allocation Bonds, (AGM Insured), Series 2014
5.500% due 03/01/2033	2,000	2,144
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,000	1,314
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,196
Los Angeles Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,216
Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,328
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	3,900	4,073
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	285
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	150	175

		23,785

COLORADO 2.3%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,275

DISTRICT OF COLUMBIA 7.5%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	10,904

FLORIDA 1.0%
Florida State University System Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	1,285	1,384

ILLINOIS 24.4%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,028
5.250% due 01/01/2028	2,000	1,995
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,296
Illinois Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,612

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	$1,200	$1,358
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	6,555	6,711
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	961
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	9,207
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	7,089

		35,257

LOUISIANA 4.0%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,765

MARYLAND 2.7%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,659
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,248

		3,907

MICHIGAN 1.4%
Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,106

NEW JERSEY 7.9%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	3,545	3,810
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,778
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	6,000	5,795

		11,383

NEW YORK 6.6%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,286
New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2009
5.375% due 01/15/2034	1,905	2,043
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	535
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	2,000	2,271
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	2,300	2,410

		9,545

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	317

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 3.2%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$1,000	$1,268
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,411

		4,679

TEXAS 12.4%
Conroe Independent School District, Texas General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,210
North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,728
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,301
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	8,657

		17,896

WASHINGTON 3.4%
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	2,000	2,099
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,791

		4,890

Total Municipal Bonds & Notes (Cost $122,133)		137,839

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (a) 0.4%
		537

Total Short-Term Instruments (Cost $537)		537

Total Investments in Securities (Cost $122,670)		138,376

	SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%
PIMCO Short-Term Floating NAV Portfolio III	385,421	3,810

Total Short-Term Instruments (Cost $3,808)		3,810

Total Investments in Affiliates (Cost $3,808)		3,810

Total Investments 98.4% (Cost $126,478)		$142,186

Other Assets and Liabilities, net 1.6%		2,315

Net Assets 100.0%		$144,501

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	129

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

March 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$537	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(552)	$537	$537

Total Repurchase Agreements						$(552)	$537	$537

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$537	$0	$0	$537	$(552)	$(15)

Total Borrowings and Other Financing Transactions	$537	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$11	$0	$0	$0	$11

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$551	$0	$551
Alaska	0	2,195	0	2,195
California	0	23,785	0	23,785
Colorado	0	3,275	0	3,275
District of Columbia	0	10,904	0	10,904
Florida	0	1,384	0	1,384
Illinois	0	35,257	0	35,257
Louisiana	0	5,765	0	5,765
Maryland	0	3,907	0	3,907
Michigan	0	2,106	0	2,106
New Jersey	0	11,383	0	11,383
New York	0	9,545	0	9,545

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Ohio	$0	$317	$0	$317
Tennessee	0	4,679	0	4,679
Texas	0	17,896	0	17,896
Washington	0	4,890	0	4,890
Short-Term Instruments
Repurchase Agreements	0	537	0	537

	$0	$138,376	$0	$138,376

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,810	$0	$0	$3,810

Total Investments	$3,810	$138,376	$0	$142,186

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.3%

CORPORATE BONDS & NOTES 13.0%

BANKING & FINANCE 12.8%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		$100	$101
AerCap Ireland Capital DAC
2.750% due 05/15/2017		150	150
3.750% due 05/15/2019		200	205
American Tower Corp.
2.800% due 06/01/2020		100	101
Bank of America Corp.
5.000% due 05/13/2021		800	869
Bank of America N.A.
1.458% due 05/08/2017		12,200	12,205
BRFkredit A/S
2.000% due 10/01/2017	DKK	6,000	871
2.500% due 10/01/2047		965	141
4.000% due 01/01/2018		2,700	400
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,200	1,219
Deutsche Bank AG
4.250% due 10/14/2021		5,400	5,539
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		4,427	4,507
Goldman Sachs Group, Inc.
1.725% due 06/04/2017		100	100
2.331% due 09/15/2020		4,800	4,872
ING Bank NV
2.625% due 12/05/2022		1,500	1,499
International Lease Finance Corp.
3.875% due 04/15/2018		100	102
6.250% due 05/15/2019		100	108
8.250% due 12/15/2020		300	355
MetLife, Inc.
6.817% due 08/15/2018		100	107
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	1,700	246
2.000% due 10/01/2017		11,500	1,669
2.000% due 01/01/2018		100	15
2.500% due 10/01/2047		1,528	223
Nykredit Realkredit A/S
1.000% due 07/01/2017		3,600	518
1.000% due 10/01/2017		17,800	2,575
2.000% due 10/01/2017		7,500	1,089
2.500% due 10/01/2047		5,216	761
Realkredit Danmark A/S
1.000% due 04/01/2017		2,700	387
1.000% due 04/01/2018		1,800	262
2.000% due 04/01/2017		8,100	1,162
2.000% due 01/01/2018		2,100	307
2.500% due 10/01/2047		5,359	784
Santander Holdings USA, Inc.
2.504% due 11/24/2017		$200	201
Toronto-Dominion Bank
2.250% due 03/15/2021		2,200	2,195
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025		5,300	5,399
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	3,000	3,199
Vornado Realty LP
2.500% due 06/30/2019		$7,000	7,043

			61,486

INDUSTRIALS 0.1%
Baxalta, Inc.
2.000% due 06/22/2018		300	300
Celgene Corp.
2.300% due 08/15/2018		100	101
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		100	111
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		100	108

			620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%
AT&T, Inc.
1.617% due 01/15/2020		$600	$604

Total Corporate Bonds & Notes (Cost $62,890)			62,710

MUNICIPAL BONDS & NOTES 0.1%

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		320	307

Total Municipal Bonds & Notes (Cost $307)			307

U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae, TBA
3.000% due 05/01/2047		13,000	12,869
3.500% due 05/01/2032 - 05/01/2047		6,000	6,162

Total U.S. Government Agencies (Cost $18,994)			19,031

U.S. TREASURY OBLIGATIONS 136.6%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2019		5,172	5,249
0.125% due 04/15/2020 (c)(e)		20,016	20,321
0.125% due 04/15/2021		9,441	9,544
0.125% due 07/15/2022		211	213
0.125% due 01/15/2023		6,629	6,630
0.125% due 07/15/2024		25,478	25,263
0.125% due 07/15/2026		1,277	1,247
0.250% due 01/15/2025 (c)		19,400	19,249
0.375% due 07/15/2023 (c)		32,519	33,063
0.375% due 07/15/2025		7,568	7,592
0.375% due 01/15/2027		4,524	4,508
0.625% due 07/15/2021 (e)		1,724	1,789
0.625% due 01/15/2024		21,379	21,903
0.625% due 01/15/2026 (c)		31,767	32,370
0.625% due 02/15/2043 (g)		3,570	3,327
0.750% due 02/15/2042		16,488	15,886
0.750% due 02/15/2045		6,498	6,198
0.875% due 02/15/2047		15,775	15,555
1.000% due 02/15/2046		13,283	13,503
1.250% due 07/15/2020 (c)(e)		42,295	44,773
1.375% due 07/15/2018 (e)		6,048	6,257
1.375% due 02/15/2044 (c)		35,305	38,999
1.750% due 01/15/2028 (c)		14,375	16,275
2.000% due 01/15/2026 (c)		41,004	46,570
2.125% due 02/15/2040		10,169	12,851
2.125% due 02/15/2041 (g)		6,976	8,860
2.375% due 01/15/2025 (c)		66,662	76,940
2.500% due 01/15/2029 (c)		25,904	31,713
3.625% due 04/15/2028 (c)		45,813	60,971
3.875% due 04/15/2029 (c)		17,051	23,614
U.S. Treasury Notes
1.875% due 02/28/2022		46,100	46,002
2.000% due 02/15/2025 (c)(g)		2,190	2,141

Total U.S. Treasury Obligations (Cost $654,938)			659,376

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%
Bear Stearns ALT-A Trust
3.085% due 10/25/2033		6	6
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.262% due 01/25/2035		509	462
JPMorgan Mortgage Trust
3.561% due 04/25/2035		165	166
Marche Mutui SRL
0.062% due 02/25/2055	EUR	11	12
1.922% due 01/27/2064		317	339
Merrill Lynch Mortgage Investors Trust
1.402% due 07/25/2030		$4,175	3,849
Morgan Stanley Capital Trust
5.809% due 12/12/2049		2,025	2,038

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
1.678% due 10/19/2026		$28	$27
Trinity Square PLC
1.507% due 07/15/2051	GBP	3,576	4,527
WaMu Mortgage Pass-Through Certificates Trust
1.622% due 07/25/2045		$330	321
2.846% due 09/25/2033		212	211
Wells Fargo Mortgage-Backed Securities Trust
3.074% due 07/25/2036		94	93

Total Non-Agency Mortgage-Backed Securities (Cost $13,098)			12,051

ASSET-BACKED SECURITIES 12.2%
Ares CLO Ltd.
2.243% due 01/17/2024		6,100	6,111
Avoca CLO PLC
0.159% due 05/16/2024	EUR	300	319
Babson Euro CLO BV
1.350% due 10/25/2029		1,000	1,075
CIFC Funding Ltd.
2.450% due 12/05/2024		$2,722	2,728
Denali Capital CLO Ltd.
1.271% due 01/22/2022		1,923	1,919
Finn Square CLO Ltd.
2.367% due 12/24/2023		545	546
Fortress Credit Investments Ltd.
2.273% due 07/17/2023		1,742	1,743
GCAT LLC
4.250% due 10/25/2019		1,957	1,964
Navient Student Loan Trust
2.132% due 03/25/2066		1,953	1,975
NYMT Residential
4.000% due 03/25/2021		2,219	2,212
Residential Asset Mortgage Products Trust
1.852% due 02/25/2034		935	907
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		2,512	2,515
Structured Asset Investment Loan Trust
1.702% due 04/25/2033		2,207	2,148
Symphony CLO LP
2.110% due 01/09/2023		11,539	11,570
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		1,642	1,638
Venture CLO Ltd.
1.609% due 11/14/2022		2,839	2,843
Vericrest Opportunity Loan Trust
3.375% due 10/25/2058		399	399
4.250% due 03/26/2046		2,889	2,910
VOLT LLC
3.375% due 02/25/2055		1,652	1,651
3.500% due 06/26/2045		1,818	1,829
3.500% due 03/25/2047		200	200
3.875% due 04/25/2055		259	260
4.250% due 02/26/2046		1,707	1,719
Voya CLO Ltd.
2.320% due 10/15/2022		3,736	3,749
2.343% due 10/15/2022		3,808	3,814

Total Asset-Backed Securities (Cost $58,499)			58,744

SOVEREIGN ISSUES 4.5%
France Government International Bond
0.100% due 03/01/2021 (a)	EUR	2,205	2,479
2.250% due 07/25/2020 (a)		550	662
New Zealand Government International Bond
2.000% due 09/20/2025 (a)	NZD	9,431	6,640
3.000% due 09/20/2030 (a)		1,551	1,200
United Kingdom Gilt
0.125% due 03/22/2026 (a)	GBP	1,748	2,660
0.125% due 03/22/2044 (a)		1,271	2,572
0.125% due 03/22/2046 (a)		762	1,591

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	131

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 03/22/2058 (a)	GBP	176	$458
0.125% due 11/22/2065 (a)		1,163	3,496

Total Sovereign Issues (Cost $21,780)			21,758

SHORT-TERM INSTRUMENTS 1.5%

CERTIFICATES OF DEPOSIT 0.7%
Barclays Bank PLC
1.906% due 09/08/2017		$3,400	3,408

REPURCHASE AGREEMENTS (b) 0.8%
			3,649

Total Short-Term Instruments (Cost $7,049)			7,057

Total Investments in Securities (Cost $837,555)			841,034

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio III	405,475	$4,009

Total Short-Term Instruments (Cost $4,009)		4,009

Total Investments in Affiliates (Cost $4,009)		4,009

Total Investments 175.1% (Cost $841,564)		$845,043

Financial Derivative Instruments (d)(f) 1.1% (Cost or Premiums, net $(937))		5,388

Other Assets and Liabilities, net (76.2)%		(367,787)

Net Assets 100.0%		$482,644

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.900%	03/31/2017	04/03/2017	$1,705	U.S. Treasury Inflation Protected Securities 1.750% due 01/15/2028	$(1,711)	$1,705	$1,705
SSB	0.050	03/31/2017	04/03/2017	1,944	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,987)	1,944	1,944

Total Repurchase Agreements						$(3,698)	$3,649	$3,649

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.760%	02/09/2017	04/10/2017	$(24,113)	$(24,140)
	0.780	02/22/2017	04/21/2017	(5,145)	(5,149)
	0.790	02/23/2017	04/21/2017	(5,663)	(5,668)
	0.790	02/28/2017	04/21/2017	(13,397)	(13,407)
	0.800	02/27/2017	04/10/2017	(51,370)	(51,410)
	0.810	01/23/2017	04/21/2017	(20,442)	(20,474)
	0.810	02/13/2017	04/04/2017	(17,793)	(17,812)
	0.810	04/04/2017	04/21/2017	(16,105)	(16,105)
BOS	0.820	01/04/2017	04/04/2017	(1,345)	(1,348)
	0.820	01/17/2017	04/04/2017	(10,920)	(10,939)
	0.820	03/02/2017	04/04/2017	(66,429)	(66,478)
BSN	0.790	02/24/2017	04/24/2017	(8,699)	(8,707)
	0.850	03/02/2017	04/05/2017	(43,013)	(43,045)
GRE	0.770	03/30/2017	04/17/2017	(13,353)	(13,354)
	0.870	03/06/2017	04/06/2017	(13,183)	(13,192)
	0.950	03/13/2017	04/13/2017	(24,345)	(24,358)

Total Reverse Repurchase Agreements					$(335,586)

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$ 2,000	$(2,103)	$(2,098)

Total Short Sales				$(2,103)	$(2,098)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(c)	Securities with an aggregate market value of $320,011 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(154,165)	$0	$(154,165)	$137,899	$(16,266)
BOS	1,705	(78,765)	0	(77,060)	76,719	(341)
BSN	0	(51,752)	0	(51,752)	51,659	(93)
GRE	0	(50,904)	0	(50,904)	51,493	589
RYL	0	0	0	0	(761)	(761)
SSB	1,944	0	0	1,944	(1,987)	(43)

Total Borrowings and Other Financing Transactions	$3,649	$(335,586)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(319,481)	$0	$0	$(319,481)

Total Borrowings	$0	$(319,481)	$0	$0	$(319,481)

Gross amount of recognized liabilities for reverse repurchase agreements(5)					$(319,481)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(799,658) at a weighted average interest rate of 0.674%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(16,105) is outstanding at period end.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.000	05/26/2017	153	$1	$0
Call - CBOT U.S. Treasury 2-Year Note June Futures	110.125	05/26/2017	655	5	1
Put - CBOT U.S. Treasury 5-Year Note June Futures	108.000	05/26/2017	777	7	1
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.000	05/26/2017	66	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	1,040	9	1
Call - CBOT U.S. Treasury 30-Year Bond June Futures	180.000	05/26/2017	15	0	0
Call - CBOT U.S. Treasury 30-Year Bond June Futures	200.000	05/26/2017	221	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	110.000	05/26/2017	28	0	0
Put - CME 90-Day Eurodollar April Futures	98.500	04/13/2017	651	9	4
Put - CME 90-Day Eurodollar April Futures	98.625	04/13/2017	1,193	52	7

				$86	$14

Total Purchased Options				$86	$14

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	133

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.500	05/26/2017	132	$(97)	$(28)
Put - CBOT U.S. Treasury 10-Year Note June Futures	123.000	05/26/2017	43	(39)	(13)
Call - CBOT U.S. Treasury 10-Year Note June Futures	124.500	05/26/2017	142	(120)	(136)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/26/2017	55	(30)	(40)

				$(286)	$(217)

Total Written Options				$(286)	$(217)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	Short	06/2017	10	$4	$0	$(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	34	34	11	(1)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	51	3	22	0
Japan Government 10-Year Bond June Futures	Short	06/2017	12	(2)	18	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	370	5	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	370	(20)	0	0
U.S. Treasury 2-Year Note June Futures	Short	06/2017	808	(73)	0	(63)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	843	136	138	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	865	283	189	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	236	(47)	0	(73)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	28	22	9	0
United Kingdom Long Gilt June Futures	Short	06/2017	53	(173)	4	(26)

Total Futures Contracts				$172	$391	$(164)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	02/23/2018	$	67,000	$46	$10	$0	$0
Pay	3-Month USD-LIBOR	1.250	06/15/2018		10,500	10	(39)	0	0
Pay(1)	3-Month USD-LIBOR	1.250	06/21/2019		19,700	(183)	(5)	7	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		4,000	(33)	65	0	(3)
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2022		25,100	1,056	(104)	0	(24)
Pay(1)	3-Month USD-LIBOR	2.655	10/19/2023		16,000	166	166	18	0
Pay(1)	3-Month USD-LIBOR	2.678	10/25/2023		9,000	102	102	10	0
Pay(1)	3-Month USD-LIBOR	2.670	11/19/2023		6,000	62	62	7	0
Pay(1)	3-Month USD-LIBOR	2.681	12/12/2023		6,000	62	62	6	0
Pay(1)	3-Month USD-LIBOR	2.500	12/19/2023		26,700	50	265	29	0
Receive(1)	3-Month USD-LIBOR	2.500	02/22/2026		20,300	191	256	0	(20)
Receive(1)	3-Month USD-LIBOR	2.400	03/16/2026		28,450	400	506	0	(28)
Receive(1)	3-Month USD-LIBOR	2.300	04/21/2026		16,500	310	379	0	(16)
Receive(1)	3-Month USD-LIBOR	2.300	04/27/2026		19,700	371	448	0	(19)
Receive(1)	3-Month USD-LIBOR	1.850	07/20/2026		3,400	133	144	0	(3)
Receive(1)	3-Month USD-LIBOR	1.850	07/27/2026		5,950	234	243	0	(6)
Receive(1)	3-Month USD-LIBOR	2.000	07/27/2026		15,900	520	568	0	(15)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		1,840	94	138	0	(3)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		1,200	31	139	0	(1)
Receive(1)	3-Month USD-LIBOR	2.948	10/19/2048		4,000	(138)	(138)	0	(6)
Receive(1)	3-Month USD-LIBOR	2.969	10/25/2048		2,000	(78)	(78)	0	(3)
Receive(1)	3-Month USD-LIBOR	2.951	11/19/2048		1,000	(35)	(34)	0	(1)
Receive(1)	3-Month USD-LIBOR	2.953	12/12/2048		1,000	(34)	(34)	0	(1)
Receive(1)	3-Month USD-LIBOR	2.750	12/19/2048		6,000	49	(102)	0	(9)
Receive(1)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	17,370	(550)	(376)	0	(93)
Receive(1)	6-Month GBP-LIBOR	1.750	03/21/2048		5,780	(594)	(269)	0	(82)
Pay	CPTFEMU	0.580	10/15/2017	EUR	2,900	9	19	5	0
Pay	CPTFEMU	0.830	05/15/2018		11,900	(137)	(86)	0	(1)
Pay	CPTFEMU	0.625	09/15/2018		3,700	15	25	0	0
Pay	CPTFEMU	0.650	10/15/2018		900	4	6	0	0

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	CPTFEMU	0.806%	04/15/2021	EUR	10,890	$230	$157	$0	$(12)
Pay	CPTFEMU	0.875	05/15/2021		9,000	176	117	0	(11)
Pay	CPTFEMU	1.165	12/15/2021		950	0	(1)	0	(2)
Pay	CPTFEMU	1.385	12/15/2026		8,300	28	40	38	0
Pay	CPURNSA	1.908	04/15/2017	$	17,800	(469)	61	2	0
Pay	CPURNSA	2.027	11/23/2020		4,500	41	41	22	0
Pay	CPURNSA	2.021	11/25/2020		4,200	39	39	21	0
Pay	CPURNSA	1.550	07/26/2021		3,400	114	(1)	0	(1)
Pay	CPURNSA	1.603	09/12/2021		2,630	78	(1)	0	(1)
Pay	CPURNSA	2.500	07/15/2022		27,400	(2,266)	171	142	0
Pay	CPURNSA	1.730	07/26/2026		3,400	(181)	1	1	0
Pay	CPURNSA	1.801	09/12/2026		2,630	(120)	1	1	0
Pay	FRCPXTOB	0.890	11/15/2018	EUR	1,100	4	2	0	0
Pay	UKRPI	3.350	05/15/2030	GBP	3,500	13	33	0	(9)
Pay	UKRPI	3.400	06/15/2030		6,500	68	94	0	(17)
Pay	UKRPI	3.325	08/15/2030		13,600	(198)	88	0	(62)
Pay	UKRPI	3.275	09/15/2030		2,700	(75)	47	0	(11)
Pay	UKRPI	3.300	12/15/2030		3,200	(109)	43	0	(12)
Pay	UKRPI	3.140	04/15/2031		1,500	(129)	30	0	(4)
Pay	UKRPI	3.530	10/15/2031		800	(3)	6	0	(1)
Pay	UKRPI	3.585	10/15/2046		2,300	(189)	(46)	29	0
Pay	UKRPI	3.428	03/15/2047		1,000	35	35	35	0

						$(780)	$3,295	$373	$(477)

Total Swap Agreements						$(780)	$3,295	$373	$(477)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(e)	Securities with an aggregate market value of $5,515 and cash of $2,996 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$14	$391	$373	$778	$(217)	$(164)	$(477)	$(858)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2017	DKK	10,989		$1,666	$90	$0
	04/2017	EUR	9,474		10,049	0	(58)
	04/2017		$2,224	DKK	15,238	0	(39)
	07/2017	DKK	15,238		$2,234	39	0
BPS	04/2017		$10,066	EUR	9,340	2	(104)
	05/2017	EUR	8,909		$9,621	105	0
	05/2017	NZD	10,454		7,302	0	(21)
BRC	07/2017	DKK	3,636		555	31	0
CBK	04/2017	AUD	3,618		2,768	4	0
	04/2017	EUR	167		181	2	0
	10/2017		$563	DKK	3,864	0	(4)
GLM	04/2017	EUR	890		$938	0	(11)
	04/2017	JPY	77,900		686	0	(14)
	04/2017		$1,256	EUR	1,191	15	0
	04/2017		18,086	GBP	14,552	146	0
	05/2017	GBP	13,829		$17,195	0	(142)
	01/2018	DKK	4,900		718	4	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	135

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2017	DKK	44,504		$6,811	$368	$0
JPM	04/2017		16,375		2,375	27	0
	04/2017		$5,161	GBP	4,210	113	0
	04/2017		3,787	NZD	5,479	54	0
	10/2017	DKK	3,860		$592	33	0
MSB	04/2017	GBP	19,192		24,069	24	0
SCX	04/2017		$534	GBP	430	5	0
SOG	04/2017	NZD	15,933		$11,439	270	0
UAG	04/2017		$1,255	EUR	1,168	0	(9)

Total Forward Foreign Currency Contracts						$1,332	$(402)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	4,500	$451	$95
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		4,500	451	683
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		23,000	262	619
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		30,300	352	763
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		2,800	280	59
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		2,800	280	425

								$2,076	$2,644

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	1.600%	3-Month USD-LIBOR	12/06/2019	$54,700	$766	$169
NGF	Call - OTC 2-Year Interest Rate Floor(1)	1.600	3-Month USD-LIBOR	12/06/2019	55,700	774	173

						$1,540	$342

Total Purchased Options						$3,616	$2,986

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC iTraxx Europe 26 5-Year	Buy	0.675%	06/21/2017	EUR	2,700	$(4)	$(6)
	Put - OTC iTraxx Europe 26 5-Year	Sell	1.000	06/21/2017		2,700	(4)	(1)

							$(8)	$(7)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC GBP versus USD	$ 1.268	05/18/2017	GBP	9,123	$(64)	$(85)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	12,000	$(107)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		2,800	(36)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		4,500	(44)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	4,100	(186)	(46)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	28,300	(206)	(10)

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount	Premiums (Received)	Market Value
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$2,400	$(17)	$(1)
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	59,200	(157)	339
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	59,200	(157)	337
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	17,000	(192)	(70)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	7,100	(131)	(38)

						$(1,233)	$511

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.455%	05/18/2017	$ 27,900	$(403)	$(235)
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800	11/07/2017	11,900	(103)	(9)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017	11,900	(104)	(201)

							$(610)	$(445)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor(1)	0.943%	3-Month USD-LIBOR	12/06/2019	$109,400	$(766)	$(61)
NGF	Call - OTC 2-Year Interest Rate Floor(1)	0.943	3-Month USD-LIBOR	12/06/2019	111,400	(775)	(63)

						$(1,541)	$(124)

Total Written Options						$(3,456)	$(150)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		2,060		(853)		(308)		(527)		372
Notional Amount in $	$	591,000		$687,510		$(382,810)	$	(242,510)	$	(188,190)	$	465,000
Notional Amount in AUD	AUD	0	AUD	2,910	AUD	(2,910)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	24,880	EUR	149,861	EUR	(46,770)	EUR	(88,291)	EUR	(30,180)	EUR	9,500
Notional Amount in GBP	GBP	0	GBP	57,979	GBP	0	GBP	(48,856)	GBP	0	GBP	9,123
Premiums	$	(4,312)		$(5,859)		$4,112	$	1,367	$	950	$	(3,742)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Spain Government International Bond	1.000%	03/20/2019	0.330%	$ 4,100	$(25)	$80	$55	$0
GST	Spain Government International Bond	1.000	03/20/2019	0.330	2,600	(22)	57	35	0
HUS	Spain Government International Bond	1.000	03/20/2019	0.330	1,900	(15)	41	26	0

						$(62)	$178	$116	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$6,300	$(440)	$355	$0	$(85)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057	2,400	(161)	129	0	(32)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	3,700	(250)	200	0	(50)

					$(851)	$684	$0	$(167)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	137

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.010%	10/16/2017	$	6,600	$0	$90	$90	$0
	Pay	CPURNSA	1.580	05/23/2018		14,400	0	83	83	0
	Pay	CPURNSA	1.565	06/07/2018		1,900	0	13	13	0
	Pay	CPURNSA	1.570	11/23/2020		26,900	0	687	687	0
	Pay	CPURNSA	1.560	12/17/2020		21,800	0	592	592	0
	Receive	UKRPI	3.430	06/15/2030	GBP	2,400	1	43	44	0
BPS	Pay	CPTFEMU	0.550	10/15/2017	EUR	400	0	2	2	0
	Pay	CPTFEMU	0.806	04/15/2021		3,100	0	65	65	0
CBK	Receive	CPTFEMU	1.178	05/15/2026		2,200	0	(45)	0	(45)
DUB	Pay	CPURNSA	1.275	12/21/2017	$	35,000	0	489	489	0
	Pay	CPURNSA	1.725	03/04/2019		4,375	0	20	20	0
GLM	Pay	UKRPI	3.145	05/15/2046	GBP	890	15	175	190	0
	Pay	UKRPI	3.120	06/15/2046		440	0	107	107	0
MYC	Receive	CPURNSA	1.788	07/18/2026	$	5,000	0	(241)	0	(241)
	Receive	CPURNSA	1.810	07/19/2026		2,500	0	(115)	0	(115)
	Receive	CPURNSA	1.800	07/20/2026		3,200	0	(149)	0	(149)
	Receive	CPURNSA	1.805	09/20/2026		1,000	0	(46)	0	(46)
RYL	Receive	FRCPXTOB	1.140	08/15/2026	EUR	1,000	0	(33)	0	(33)

							$16	$1,737	$2,382	$(629)

Total Swap Agreements							$(897)	$2,599	$2,498	$(796)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $571 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$129	$0	$1,564	$1,693	$(97)	$0	$0	$(97)	$1,596	$(1,600)	$(4)
BPS	107	0	67	174	(125)	(85)	0	(210)	(36)	0	(36)
BRC	31	0	0	31	0	0	0	0	31	0	31
CBK	6	0	0	6	(4)	(7)	(45)	(56)	(50)	269	219
DUB	0	778	509	1,287	0	0	(85)	(85)	1,202	(1,277)	(75)
FAR	0	169	0	169	0	(61)	0	(61)	108	0	108
GLM	165	0	297	462	(167)	(281)	0	(448)	14	0	14
GST	0	0	35	35	0	0	(32)	(32)	3	0	3
HUS	368	0	26	394	0	0	0	0	394	(310)	84
JPM	227	0	0	227	0	557	0	557	784	(290)	494
MEI	0	0	0	0	0	0	(50)	(50)	(50)	0	(50)
MSB	24	0	0	24	0	0	0	0	24	(30)	(6)
MYC	0	1,382	0	1,382	0	0	(551)	(551)	831	(1,100)	(269)
NGF	0	657	0	657	0	(63)	0	(63)	594	(600)	(6)
RYL	0	0	0	0	0	(210)	(33)	(243)	(243)	292	49
SCX	5	0	0	5	0	0	0	0	5	0	5
SOG	270	0	0	270	0	0	0	0	270	(310)	(40)
UAG	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)

Total Over the Counter	$1,332	$2,986	$2,498	$6,816	$(402)	$(150)	$(796)	$(1,348)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	391	391
Swap Agreements	0	0	0	0	373	373

	$0	$0	$0	$0	$778	$778

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,332	$0	$1,332
Purchased Options	0	0	0	0	2,986	2,986
Swap Agreements	0	116	0	0	2,382	2,498

	$0	$116	$0	$1,332	$5,368	$6,816

	$0	$116	$0	$1,332	$6,146	$7,594

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$217	$217
Futures	0	0	0	0	164	164
Swap Agreements	0	0	0	0	477	477

	$0	$0	$0	$0	$858	$858

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$402	$0	$402
Written Options	0	7	0	85	58	150
Swap Agreements	0	167	0	0	629	796

	$0	$174	$0	$487	$687	$1,348

	$0	$174	$0	$487	$1,545	$2,206

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(119)	$(119)
Written Options	0	0	0	0	110	110
Futures	0	0	0	0	(4,045)	(4,045)
Swap Agreements	0	(261)	0	0	(252)	(513)

	$0	$(261)	$0	$0	$(4,306)	$(4,567)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,630	$0	$2,630
Purchased Options	0	0	0	(57)	(1,413)	(1,470)
Written Options	0	188	0	624	(488)	324
Swap Agreements	0	1,344	0	(5)	(8,748)	(7,409)

	$0	$1,532	$0	$3,192	$(10,649)	$(5,925)

	$0	$1,271	$0	$3,192	$(14,955)	$(10,492)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	139

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(65)	$(65)
Written Options	0	0	0	0	69	69
Futures	0	0	0	0	(703)	(703)
Swap Agreements	0	(38)	0	0	8,871	8,833

	$0	$(38)	$0	$0	$8,172	$8,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,025	$0	$3,025
Purchased Options	0	0	0	0	785	785
Written Options	0	(20)	0	(38)	2,139	2,081
Swap Agreements	0	(730)	0	0	7,276	6,546

	$0	$(750)	$0	$2,987	$10,200	$12,437

	$0	$(788)	$0	$2,987	$18,372	$20,571

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$61,486	$0	$61,486
Industrials	0	620	0	620
Utilities	0	604	0	604
Municipal Bonds & Notes
West Virginia	0	307	0	307
U.S. Government Agencies	0	19,031	0	19,031
U.S. Treasury Obligations	0	659,376	0	659,376
Non-Agency Mortgage-Backed Securities	0	12,051	0	12,051
Asset-Backed Securities	0	58,744	0	58,744
Sovereign Issues	0	21,758	0	21,758
Short-Term Instruments
Certificates of Deposit	0	3,408	0	3,408
Repurchase Agreements	0	3,649	0	3,649

	$0	$841,034	$0	$841,034

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,009	$0	$0	$4,009

Total Investments	$4,009	$841,034	$0	$845,043

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,098)	$0	$(2,098)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	402	376	0	778
Over the counter	0	6,816	0	6,816

	$402	$7,192	$0	$7,594

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(164)	(694)	0	(858)
Over the counter	0	(1,348)	0	(1,348)

	$(164)	$(2,042)	$0	$(2,206)

Total Financial Derivative Instruments	$238	$5,150	$0	$5,388

Totals	$4,247	$844,086	$0	$848,333

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Portfolio

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 80.7%
Abacus Innovations Corp.
3.250% due 08/16/2023	$125	$126
Acadia Healthcare Co., Inc.
3.982% due 02/11/2022	49	49
3.982% due 02/16/2023	99	100
Advanced Disposal Services, Inc.
3.698% due 11/10/2023	74	74
AdvancePierre Foods, Inc.
4.000% due 06/02/2023	13	14
AerCap Holdings N.V.
3.397% due 10/06/2023	150	152
Air Medical Group Holdings, Inc.
5.000% due 04/28/2022	124	125
Albertsons LLC
3.982% due 08/22/2021	77	77
4.302% due 06/22/2023	150	151
4.401% due 12/22/2022	50	50
Alpha 3 BV
4.147% due 01/31/2024	75	75
American Builders & Contractors Supply Co., Inc.
3.732% due 10/31/2023	150	151
AmWINS Group, Inc.
3.750% - 5.750% due 01/25/2024	25	25
AVAST Software BV
5.000% due 09/30/2022	30	30
Avolon Holdings Ltd.
2.250% due 09/20/2020	14	14
3.500% due 03/20/2022	161	164
AVSC Holdings Corp.
4.500% due 01/24/2021	149	150
AWAS Finance Luxembourg S.A.
3.780% due 07/16/2018	419	421
AWAS Finance Luxembourg SARL
4.360% due 06/10/2018	64	65
Axalta Coating Systems U.S. Holdings, Inc.
3.647% due 02/01/2023	167	168
BE Aerospace, Inc.
4.000% - 4.060% due 12/16/2021	211	212
Beacon Roofing Supply, Inc.
3.662% - 5.750% due 10/01/2022	1	1
Berlin Packaging LLC
4.500% due 10/01/2021	49	49
Berry Plastics Group, Inc.
3.482% - 3.524% due 10/01/2022	212	214
3.524% due 01/19/2024	25	25
Calpine Corp.
3.900% due 01/15/2024	25	25
Camelot UK Holdco Ltd.
4.750% due 10/03/2023	50	50
Capsugel Holdings U.S., Inc.
4.000% due 07/31/2021	98	98
Casella Waste Systems, Inc.
4.000% - 6.000% due 10/17/2023	25	25
Cavium, Inc.
3.982% due 08/16/2022	22	22
CBS Radio, Inc.
4.500% due 10/17/2023	23	23
CDRH Parent, Inc.
5.320% due 07/01/2021	49	46
Charter Communications Operating LLC
3.232% due 01/15/2024	446	448
Chobani LLC
5.250% due 10/07/2023	25	25
Coinstar LLC
5.250% due 09/27/2023	25	25
Columbus McKinnon Corp.
4.147% due 01/31/2024	73	74
CommScope, Inc.
3.482% due 12/29/2022	153	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Community Health Systems, Inc.
3.750% - 3.804% due 12/31/2019	$217	$216
4.000% - 4.054% due 01/27/2021	152	150
Consolidated Communications, Inc.
4.000% due 10/05/2023	25	25
Convatec, Inc.
3.482% due 10/31/2023	40	40
Cortes NP Acquisition Corp.
6.000% - 6.039% due 11/30/2023	73	73
CPG International, Inc.
4.897% due 09/30/2020	277	280
DaVita Healthcare Partners, Inc.
3.732% due 06/24/2021	442	448
Dayton Power & Light Co.
4.240% due 08/24/2022	25	25
Dell, Inc.
3.350% due 09/07/2023	224	226
DigitalGlobe, Inc.
3.732% due 01/15/2024	75	75
Doosan Infracore International, Inc.
4.500% due 05/28/2021	111	112
Dynegy, Inc.
4.250% due 06/27/2023	50	50
Eldorado Resorts LLC
4.250% due 07/23/2022	25	25
Endo Luxembourg Finance Co. SARL
4.000% due 09/26/2022	123	124
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	300	300
Envision Healthcare Corp.
4.150% due 12/01/2023	125	126
Equinix, Inc.
3.482% due 01/06/2023	50	50
ESH Hospitality, Inc.
3.482% due 08/30/2023	75	75
EWT Holdings Corp.
5.647% due 01/15/2021	50	50
First Data Corp.
3.984% due 03/24/2021	268	271
3.984% due 07/10/2022	107	108
GCI Holdings, Inc.
3.982% due 02/02/2022	73	74
Generac Power Systems, Inc.
3.748% due 05/31/2023	97	99
Goodyear Tire & Rubber Co.
2.860% due 04/30/2019	50	50
Granite Acquisition, Inc.
5.147% due 12/19/2021	49	49
Grifols Worldwide Operations USA, Inc.
3.194% due 01/31/2025	150	151
HCA, Inc.
3.232% due 02/15/2024	25	25
4.031% due 03/17/2023	99	100
HD Supply, Inc.
3.732% due 08/13/2021	169	170
3.897% due 10/17/2023	25	25
Headwaters, Inc.
4.000% due 03/24/2022	73	73
Hilton Worldwide Finance LLC
2.982% due 10/25/2023	315	318
3.500% due 10/26/2020	23	23
Huntsman International LLC
3.732% due 10/01/2021	61	62
3.982% due 04/01/2023	232	235
Immucor, Inc.
5.000% due 08/17/2018	49	49
Ineos Styrolution Group GmbH
3.902% due 09/30/2021	25	25
Ineos U.S. Finance LLC
4.250% due 03/31/2022	147	148
inVentiv Health, Inc.
4.804% due 11/09/2023	75	75

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
J. Crew Group, Inc.
4.000% - 4.147% due 03/05/2021	$6	$4
J.C. Penney Corp., Inc.
5.304% due 06/23/2023	25	24
Jaguar Holding Co.
4.250% - 4.397% due 08/18/2022	124	124
Jefferies Finance LLC
4.563% due 05/14/2020	24	24
KAR Auction Services, Inc.
4.188% due 03/09/2021	72	73
4.500% due 03/09/2023	25	25
Landry’s, Inc.
4.039% - 4.232% due 10/04/2023	25	25
Lightstone Generation LLC
6.539% due 01/30/2024	50	50
Lions Gate Entertainment Corp.
3.982% due 12/08/2023	40	40
Live Nation Entertainment, Inc.
3.500% due 10/31/2023	246	248
MacDermid, Inc.
4.500% due 06/07/2020	58	59
Mallinckrodt International Finance S.A.
3.498% due 03/19/2021	70	70
Manitowoc Foodservice, Inc.
4.000% due 03/03/2023	63	64
MGM Growth Properties Operating Partnership LP
3.482% due 04/25/2023	173	174
Midas Intermediate Holdco LLC
3.750% due 08/18/2021	49	49
Misson Broadcasting, Inc.
3.943% due 01/17/2024	6	6
MKS Instruments, Inc.
3.732% due 05/01/2023	18	19
MPG Holdco, Inc.
3.750% due 10/20/2021	78	78
Multi Packaging Solutions Ltd.
4.250% due 10/14/2023	24	25
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	114	114
Nature’s Bounty Co.
4.647% due 05/05/2023	25	25
Nextstar Broadcasting, Inc.
3.943% due 01/17/2024	65	66
NFP Corp.
4.647% due 01/06/2024	125	126
Nielsen Finance LLC
3.354% due 10/04/2023	25	25
NRG Energy, Inc.
3.232% due 06/30/2023	74	75
Numericable U.S. LLC
5.289% due 01/15/2024	149	150
ON Semiconductor Corp.
4.232% due 03/31/2023	100	100
Onex TSG Holdings Corp.
5.000% due 07/31/2022	49	50
Orion Engineered Carbons GmbH
4.147% due 07/25/2021	20	21
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	275	273
Penn National Gaming, Inc.
3.524% due 01/19/2024	50	50
PetSmart, Inc.
4.020% due 03/11/2022	156	149
Pinnacle Foods Finance LLC
2.811% due 02/02/2024	100	100
Ply Gem Industries, Inc.
4.147% due 02/01/2021	150	151
Prime Security Services Borrower LLC
4.250% due 05/02/2022	124	126
Quest Software U.S. Holdings, Inc.
7.000% due 10/31/2022	50	51

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	141

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quikrete Holdings, Inc.
4.232% due 11/15/2023	$85	$86
Quorum Health Corp.
6.789% due 04/29/2022	98	96
Realogy Corp.
3.232% due 07/20/2022	50	50
Restaurant Brands International, Inc.
3.250% - 3.397% due 02/16/2024	198	199
Reynolds Group Holdings, Inc.
3.982% due 02/05/2023	174	175
RPI Finance Trust
3.647% due 10/14/2022	50	50
Samsonite International S.A.
3.232% due 08/01/2023	50	50
SBA Senior Finance LLC
3.240% due 03/24/2021	197	198
Scientific Games International, Inc.
6.000% due 10/18/2020	161	163
6.000% - 6.022% due 10/01/2021	77	78
SIG Combibloc U.S. Acquisition, Inc.
4.000% due 03/13/2022	48	49
SolarWinds, Inc.
5.500% due 02/05/2023	33	33
Spectrum Brands, Inc.
3.352% - 3.509% due 06/23/2022	151	152
SS&C Technologies, Inc.
4.031% due 07/08/2022	145	147
Station Casinos LLC
3.450% due 06/08/2023	99	100
Synchronoss Technologies, Inc.
4.082% due 01/19/2024	40	40
Tectum Holdings, Inc.
5.802% - 5.897% due 08/24/2023	50	50
Telesat Canada
4.150% due 11/17/2023	75	75
TEX Operations Co. LLC
3.732% due 08/04/2023	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TI Group Automotive Systems LLC
3.732% due 06/30/2022	$74	$74
TransDigm, Inc.
3.982% due 06/09/2023	223	223
TransUnion LLC
3.482% due 04/09/2023	208	210
Tribune Media Co.
3.982% due 12/27/2020	7	7
3.982% due 01/27/2024	90	91
Univar USA, Inc.
3.732% due 07/01/2022	49	49
Univision Communications, Inc.
3.750% due 03/15/2024	275	273
Valeant Pharmaceuticals International, Inc.
5.570% due 04/01/2022	252	253
Vantiv LLC
3.412% - 3.446% due 09/27/2023	50	51
Veritas U.S., Inc.
6.772% due 01/27/2023	59	59
Virgin Media Bristol LLC
3.662% due 01/31/2025	135	136
Vistra Operations Co. LLC
4.193% due 12/14/2023	10	10
West Corp.
3.482% - 3.647% due 06/17/2023	89	90
WEX, Inc.
4.482% due 07/01/2023	65	65
Wilsonart LLC
4.650% due 12/19/2023	152	153
Xerox Business Services LLC
6.334% due 12/07/2023	75	76
XPO Logistics, Inc.
4.302% due 11/01/2021	72	73
Yum! Brands, Inc.
2.978% due 06/16/2023	25	25
Zebra Technologies Corp.
3.600% due 10/27/2021	18	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ziggo Secured Finance BV
2.500% due 04/15/2025	$85	$85

Total Loan Participations and Assignments (Cost $14,904)		15,043

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Trinidad Drilling Ltd.
6.625% due 02/15/2025	25	25

Total Corporate Bonds & Notes (Cost $25)		25

Total Investments in Securities (Cost $14,929)		15,068

	SHARES
INVESTMENTS IN AFFILIATES 19.5%

SHORT-TERM INSTRUMENTS 19.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.5%
PIMCO Short-Term Floating NAV Portfolio III	368,436	3,642

Total Short-Term Instruments (Cost $3,643)		3,642

Total Investments in Affiliates (Cost $3,643)		3,642

Total Investments 100.3% (Cost $18,572)		$18,710

Other Assets and Liabilities, net (0.3)%		(63)

Net Assets 100.0%		$18,647

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
HUS	05/2017	GBP	12	$15	$0	$0

Total Forward Foreign Currency Contracts					$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
HUS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$0	$0	$0

	$0	$0	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$0	$0	$0

	$0	$0	$0	$0	$0	$0

	$0	$0	$0	$0	$0	$0

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$7	$0	$0	$0	$7

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,685	$358	$15,043
Corporate Bonds & Notes
Industrials	0	25	0	25

	$0	$14,710	$358	$15,068

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,642	$0	$0	$3,642

Total Investments	$3,642	$14,710	$358	$18,710

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0

	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	0	0	0	0

	$0	$0	$0	$0

Total Financial Derivative Instruments	$0	$0	$0	$0

Totals	$3,642	$14,710	$358	$18,710

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	143

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

March 31, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$688	$224	$(486)	$0	$(63)	$69	$0	$(74)	$358	$3

Totals	$688	$224	$(486)	$0	$(63)	$69	$0	$(74)	$358	$3

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$358	Third Party Vendor	Broker Quote	92.750-101.063

Total	$358

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.1%

CORPORATE BONDS & NOTES 1.0%

BANKING & FINANCE 0.1%
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	$2,000	$133
National Australia Bank Ltd.
1.375% due 07/12/2019	600	592

		725

INDUSTRIALS 0.9%
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	4,883	5,078
UAL Pass-Through Trust
6.636% due 01/02/2024	809	876

		5,954

Total Corporate Bonds & Notes (Cost $7,567)		6,679

U.S. GOVERNMENT AGENCIES 19.6%
Fannie Mae
0.859% due 12/25/2036	164	161
1.042% due 12/25/2036	8	8
1.094% due 03/25/2027	58	57
1.102% due 03/25/2034	117	116
1.124% due 03/25/2027	117	117
1.182% due 05/25/2035	29	28
1.282% due 01/25/2034	26	26
1.332% due 05/25/2042 - 09/25/2042	274	272
1.343% due 11/17/2030	13	13
1.378% due 05/18/2032	74	74
1.382% due 08/25/2017 - 12/25/2033	104	104
1.393% due 09/17/2027	44	44
1.422% due 05/25/2036	21	21
1.428% due 10/18/2030	56	56
1.432% due 10/25/2030	48	48
1.478% due 11/18/2030	39	40
1.482% due 08/25/2031 - 01/25/2033	108	109
1.532% due 12/25/2021 - 12/25/2030	38	39
1.582% due 04/25/2022 - 12/25/2023	185	185
1.632% due 10/25/2022 - 11/25/2031	94	96
1.682% due 09/25/2022 - 04/25/2032	63	64
1.732% due 05/25/2022	45	46
1.782% due 09/25/2020	10	10
1.812% due 01/25/2022	24	24
1.814% due 07/01/2042 - 07/01/2044	635	648
1.816% due 04/25/2023	9	9
1.848% due 07/01/2022 - 08/01/2032	5	5
1.849% due 07/01/2027 - 11/01/2040	38	41
1.864% due 09/01/2041	36	37
1.870% due 10/01/2024	12	13
1.982% due 12/25/2023 - 04/25/2032	242	248
2.014% due 09/01/2040	4	4
2.039% due 06/01/2033	239	252
2.132% due 04/25/2023 - 10/25/2023	82	84
2.182% due 05/25/2022 - 01/25/2024	118	120
2.238% due 04/01/2028	40	41
2.260% due 03/25/2022	5	5
2.304% due 01/01/2019	13	13
2.340% due 10/01/2032	50	50
2.360% due 10/25/2021	7	7
2.406% due 06/01/2020	1	1
2.445% due 04/01/2034	37	39
2.464% due 04/01/2035	13	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.479% due 11/01/2035	$42	$44
2.497% due 11/01/2035	64	65
2.525% due 11/01/2022 - 05/01/2030	24	25
2.528% due 10/01/2034	291	302
2.535% due 08/01/2028 - 08/01/2035	335	346
2.538% due 04/01/2033	106	110
2.540% due 01/01/2034 - 04/01/2034	158	163
2.545% due 04/01/2034	162	165
2.563% due 07/01/2033 - 05/01/2034	293	295
2.568% due 04/01/2037	75	78
2.576% due 01/01/2033	9	9
2.592% due 11/01/2035	26	27
2.599% due 09/01/2033	139	142
2.615% due 06/01/2027	11	11
2.619% due 05/01/2032	57	61
2.625% due 06/01/2019 - 11/01/2036	234	242
2.631% due 05/01/2035	56	58
2.635% due 11/01/2043	114	116
2.650% due 09/01/2033	93	97
2.651% due 10/01/2032	17	18
2.655% due 07/01/2035	169	179
2.657% due 06/01/2035	81	85
2.662% due 02/01/2035 - 04/01/2035	122	128
2.665% due 12/01/2032	43	45
2.673% due 12/01/2035	4	4
2.674% due 11/01/2026	218	225
2.700% due 01/01/2033 - 01/01/2035	20	21
2.703% due 12/01/2032	107	110
2.705% due 11/01/2031 - 10/01/2033	299	315
2.712% due 01/01/2034	3	4
2.715% due 05/01/2034 - 09/01/2034	273	278
2.718% due 05/01/2032	75	75
2.723% due 07/01/2035 - 04/01/2040	438	462
2.741% due 07/01/2037	112	117
2.745% due 07/01/2036	78	79
2.747% due 05/01/2033	16	17
2.748% due 09/01/2033	35	36
2.750% due 01/01/2033	24	25
2.751% due 02/01/2037	36	37
2.755% due 01/01/2033	8	8
2.757% due 01/01/2035	107	111
2.762% due 05/01/2036	87	93
2.766% due 09/01/2034	62	65
2.773% due 06/01/2034	51	51
2.774% due 09/01/2033	45	47
2.775% due 09/01/2032	7	7
2.778% due 08/01/2033	29	30
2.787% due 01/01/2035	39	41
2.793% due 11/01/2033	275	287
2.794% due 07/01/2034	123	130
2.800% due 03/01/2035	9	9
2.802% due 02/01/2035	21	23
2.803% due 09/01/2033	72	75
2.806% due 01/01/2036	305	324
2.810% due 07/01/2034	154	160
2.814% due 05/01/2033 - 04/01/2035	74	78
2.815% due 07/01/2035	58	60
2.819% due 04/01/2033 - 05/01/2036	241	255
2.821% due 07/01/2034	254	265
2.834% due 09/01/2033	158	166
2.840% due 02/01/2035	156	163
2.843% due 07/01/2029	17	18
2.850% due 07/01/2034	18	19
2.860% due 08/01/2035	184	194
2.867% due 07/01/2035	2	3
2.868% due 09/01/2029	52	54
2.870% due 10/01/2035	226	235
2.871% due 01/01/2033	121	121
2.875% due 04/01/2035	106	109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.880% due 03/01/2033 - 06/01/2035	$109	$110
2.881% due 06/01/2030	14	15
2.882% due 11/01/2032	21	22
2.883% due 02/01/2035	71	75
2.884% due 04/01/2033	41	43
2.887% due 12/01/2034	28	30
2.893% due 03/01/2034	279	290
2.895% due 07/01/2033	119	126
2.897% due 06/01/2034	243	245
2.900% due 11/01/2032 - 03/01/2035	161	166
2.907% due 10/01/2033	91	94
2.908% due 07/01/2026	232	242
2.920% due 12/01/2035 - 07/01/2036	138	139
2.928% due 09/01/2033	29	30
2.933% due 07/01/2037	93	98
2.939% due 02/01/2035	22	23
2.940% due 05/01/2035	105	108
2.942% due 11/01/2034	19	20
2.944% due 11/01/2034	213	225
2.946% due 07/01/2035	13	13
2.955% due 03/01/2033	64	67
2.963% due 06/01/2037	63	66
2.977% due 03/01/2034	220	232
2.985% due 07/01/2033	160	170
2.986% due 08/01/2035	55	59
2.990% due 09/01/2017 - 09/01/2035	570	603
2.999% due 06/01/2030	2	2
3.000% due 02/01/2022 - 07/01/2035	3,261	3,347
3.004% due 02/01/2032	9	10
3.008% due 03/01/2035	207	214
3.013% due 04/01/2036	2	3
3.018% due 08/01/2033	541	567
3.019% due 10/01/2035	31	33
3.026% due 05/01/2036	191	199
3.028% due 09/01/2036	3	3
3.034% due 03/01/2035	174	183
3.051% due 06/01/2036	87	92
3.061% due 12/01/2030	4	4
3.071% due 07/01/2033	10	10
3.072% due 12/01/2034	79	84
3.088% due 12/01/2036	170	180
3.090% due 10/01/2034	19	20
3.096% due 11/01/2034	22	24
3.100% due 11/01/2033	138	146
3.109% due 11/01/2033	251	261
3.115% due 10/01/2043	11	12
3.118% due 09/01/2035	73	76
3.123% due 10/01/2033 - 11/01/2033	287	305
3.132% due 11/01/2034	11	12
3.134% due 01/01/2035	59	63
3.135% due 04/01/2033	13	14
3.156% due 02/01/2034	73	77
3.169% due 05/01/2036	83	87
3.171% due 02/01/2035	233	235
3.174% due 11/01/2034	55	58
3.179% due 01/01/2037	7	7
3.187% due 05/01/2037	282	292
3.190% due 08/01/2037	609	635
3.195% due 04/01/2035	4	4
3.203% due 03/01/2034	21	21
3.208% due 02/01/2034	133	140
3.224% due 11/01/2033	75	79
3.227% due 02/01/2034	224	238
3.228% due 04/01/2035	23	24
3.230% due 01/01/2033	4	4
3.240% due 01/01/2036	4	4
3.245% due 04/01/2036	196	200
3.251% due 01/01/2033	19	20
3.266% due 12/01/2035	32	34
3.275% due 08/01/2034	130	134
3.278% due 01/01/2034	63	63
3.305% due 03/01/2033	10	11
3.310% due 02/25/2032	8	8
3.317% due 12/01/2035	21	21
3.318% due 03/01/2036	118	122

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	145

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.319% due 12/01/2036	$16	$17
3.328% due 02/01/2036	65	69
3.329% due 02/01/2034	38	39
3.335% due 03/01/2030	392	406
3.345% due 12/01/2018	2	2
3.351% due 12/01/2033	88	93
3.355% due 12/01/2035	208	213
3.375% due 12/01/2033 - 01/01/2035	94	99
3.450% due 07/01/2019 - 01/01/2036	16	18
3.476% due 08/25/2042	38	40
3.478% due 04/01/2033	243	244
3.500% due 06/01/2034 - 04/01/2046	15,325	15,691
3.700% due 06/01/2021	9	9
3.721% due 09/01/2035	157	166
3.883% due 05/01/2036	65	68
4.000% due 08/25/2018	2	2
4.500% due 09/25/2018	6	6
5.500% due 08/25/2020	11	12
5.559% due 12/25/2042	151	165
6.000% due 02/25/2044 - 08/25/2044	54	61
6.250% due 05/25/2042	34	39
6.454% due 11/01/2047	375	377
6.500% due 07/25/2021 - 01/25/2044	787	896
6.589% due 09/01/2024	433	436
6.700% due 10/01/2047	121	120
7.000% due 02/25/2023 - 02/25/2044	70	74
7.500% due 05/01/2028 - 05/25/2042	45	51
8.000% due 08/25/2022 - 10/01/2026	112	122
9.000% due 03/25/2020	20	21
9.500% due 07/01/2021	4	4
Fannie Mae, TBA
2.500% due 05/01/2032	3,000	2,998
3.000% due 05/01/2032 - 05/01/2047	17,000	17,048
3.500% due 05/01/2047	6,000	6,125
Freddie Mac
1.212% due 03/15/2036	5	5
1.242% due 08/25/2031	583	572
1.262% due 02/15/2029 - 09/25/2031	382	379
1.312% due 07/15/2026 - 01/15/2033	176	177
1.332% due 06/25/2029	94	93
1.362% due 03/15/2024 - 08/15/2029	172	173
1.382% due 05/25/2043	1,221	1,214
1.412% due 05/15/2023 - 01/15/2032	186	187
1.462% due 08/15/2029 - 03/15/2032	163	166
1.512% due 08/15/2022 - 12/15/2031	232	234
1.612% due 04/15/2022	10	10
1.796% due 02/25/2045	72	74
1.814% due 10/25/2044	796	805
1.848% due 01/01/2030	47	49
1.849% due 02/01/2019	11	11
2.014% due 07/25/2044	3,941	3,966
2.155% due 09/01/2037	380	386
2.263% due 12/01/2024	129	132
2.318% due 11/01/2024	21	21
2.475% due 08/01/2033	29	30
2.606% due 10/01/2027	15	16
2.625% due 11/01/2029	60	60
2.636% due 04/01/2036	117	117
2.665% due 07/01/2036	175	180
2.700% due 07/01/2033	32	33
2.720% due 12/01/2035	38	40
2.725% due 09/01/2030 - 11/01/2033	142	147
2.730% due 11/01/2036	651	683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 04/01/2032 - 09/01/2035	$127	$134
2.763% due 11/01/2033	191	202
2.784% due 04/01/2032	180	190
2.786% due 11/01/2036	5	5
2.790% due 09/01/2034	148	153
2.803% due 05/01/2035	133	136
2.807% due 09/01/2034	311	329
2.823% due 05/01/2033	2	2
2.827% due 07/01/2033	4	5
2.832% due 09/01/2034	155	158
2.836% due 06/01/2035	5	5
2.843% due 11/01/2036	19	20
2.848% due 01/01/2034	569	602
2.855% due 09/01/2035	108	111
2.858% due 08/01/2035	24	25
2.864% due 01/01/2036	69	73
2.868% due 09/01/2035	88	93
2.875% due 12/01/2032	23	24
2.878% due 08/01/2023	5	6
2.894% due 03/01/2036	8	8
2.899% due 01/01/2030	111	115
2.905% due 03/01/2032 - 03/01/2036	344	360
2.908% due 04/01/2034	160	169
2.915% due 08/01/2035 - 01/01/2037	272	277
2.916% due 08/01/2035	5	5
2.920% due 12/01/2034 - 04/01/2036	45	46
2.944% due 01/01/2027	191	198
2.949% due 02/01/2036	8	9
2.950% due 05/01/2035	256	273
2.969% due 08/01/2035	197	208
2.970% due 09/01/2034	47	50
2.983% due 07/01/2035	5	5
2.985% due 07/01/2036	1	1
2.990% due 09/01/2036	231	231
2.994% due 07/01/2035	81	85
3.000% due 03/01/2035	122	124
3.005% due 01/01/2035	78	79
3.010% due 02/01/2035	70	73
3.016% due 03/01/2030	74	75
3.021% due 09/01/2035	18	20
3.026% due 03/01/2035	49	52
3.036% due 04/01/2035	124	127
3.037% due 04/01/2034	7	7
3.040% due 07/01/2019 - 02/01/2036	9	10
3.042% due 10/01/2035	151	159
3.045% due 09/01/2037	118	124
3.078% due 08/01/2036	54	55
3.090% due 09/01/2035	15	16
3.116% due 06/01/2035	19	20
3.241% due 02/01/2035	425	452
3.260% due 03/01/2035 - 01/01/2036	85	89
3.290% due 11/01/2034	165	165
3.302% due 12/01/2036	65	70
3.329% due 02/01/2037	17	17
3.335% due 08/01/2037	240	251
3.358% due 09/01/2030	264	273
3.366% due 12/01/2034	242	254
3.410% due 03/01/2036	192	202
3.415% due 09/01/2035	241	249
3.422% due 01/01/2035	12	13
3.541% due 01/01/2037	7	7
3.556% due 02/01/2036	24	25
3.599% due 02/01/2036	39	41
3.759% due 04/01/2030	391	414
4.500% due 03/15/2021 - 04/15/2032	307	330
5.500% due 05/15/2017 - 10/15/2032	17	19
6.000% due 01/15/2029 - 05/01/2035	45	52
6.027% due 07/01/2037	161	160
6.250% due 12/15/2023	6	7
7.000% due 06/01/2017 - 07/15/2027	60	67

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 11/15/2021	$66	$74
Freddie Mac, TBA
3.000% due 04/01/2047	15,000	14,861
Ginnie Mae
1.128% due 01/16/2031	9	9
1.230% due 08/20/2066	10,533	10,544
1.328% due 02/16/2032 - 06/20/2032	99	99
1.378% due 03/16/2031	29	29
1.428% due 04/16/2030 - 04/16/2032	73	73
1.580% due 07/20/2066	14,819	14,847
2.000% due 02/20/2025 - 01/20/2030	275	284
2.125% due 07/20/2026 - 04/20/2033	693	719
2.250% due 10/20/2029	513	531

Total U.S. Government Agencies (Cost $128,157)		129,071

U.S. TREASURY OBLIGATIONS 4.0%
U.S. Treasury Bonds
3.125% due 02/15/2043	4,730	4,824
U.S. Treasury Notes
2.125% due 08/15/2021 (c)(e)	21,400	21,654

Total U.S. Treasury Obligations (Cost $27,804)		26,478

NON-AGENCY MORTGAGE-BACKED SECURITIES 35.4%
Adjustable Rate Mortgage Trust
1.482% due 10/25/2035	13	12
3.192% due 11/25/2035 ^	299	254
3.336% due 03/25/2035	54	53
American Home Mortgage Investment Trust
1.562% due 02/25/2045	1,455	1,440
3.225% due 10/25/2034	128	129
3.361% due 02/25/2045	257	258
Banc of America Alternative Loan Trust
6.000% due 04/25/2036	200	202
Banc of America Funding Trust
3.004% due 06/25/2034	658	650
3.102% due 05/25/2035	26,804	27,465
3.116% due 03/20/2035	28	28
3.433% due 11/20/2035 ^	216	195
Banc of America Mortgage Trust
3.095% due 06/25/2034	42	42
3.111% due 10/25/2035 ^	105	98
3.265% due 09/25/2033	181	178
3.392% due 11/25/2034	19	19
3.406% due 05/25/2033	361	364
3.475% due 04/25/2034	124	124
3.537% due 11/25/2033	107	107
3.612% due 01/25/2034	67	67
3.621% due 02/25/2034	650	627
3.641% due 01/25/2035	61	61
3.856% due 02/25/2033	157	155
6.500% due 09/25/2033	224	220
BCAP LLC Trust
0.988% due 02/26/2036	2,919	2,820
2.353% due 05/26/2037	490	491
2.979% due 11/26/2035	368	368
3.156% due 05/20/2035	361	362
3.236% due 04/26/2036	197	198
3.304% due 02/26/2036	2,944	2,955
3.602% due 04/26/2037	1,506	1,489
4.324% due 07/26/2037	212	212
5.250% due 06/26/2035	1,357	1,375
5.500% due 02/26/2036	42	42
6.500% due 02/26/2036	3,145	2,769
BCRR Trust
5.949% due 08/17/2045	564	563
Bear Stearns Adjustable Rate Mortgage Trust
2.915% due 10/25/2033	35	34
2.935% due 02/25/2033	6	6

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.064% due 10/25/2033	$1	$1
3.081% due 04/25/2033	152	152
3.113% due 10/25/2035	107	107
3.292% due 01/25/2035	87	83
3.328% due 10/25/2034	18	18
3.362% due 01/25/2034	559	560
3.495% due 02/25/2034	106	106
3.536% due 07/25/2034	60	60
3.552% due 01/25/2034	174	177
3.592% due 02/25/2034	721	719
3.629% due 02/25/2033	7	7
3.653% due 01/25/2035	69	67
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	562	518
1.322% due 08/25/2036	11	9
3.135% due 11/25/2036 ^	482	394
Chase Mortgage Finance Trust
3.157% due 12/25/2035 ^	115	111
3.195% due 12/25/2035 ^	80	78
3.275% due 02/25/2037	1,324	1,231
Citigroup Mortgage Loan Trust, Inc.
1.578% due 08/25/2035 ^	459	407
2.085% due 08/25/2034	6	6
2.690% due 09/25/2035	219	227
2.990% due 11/25/2035	442	425
3.040% due 05/25/2035	151	149
3.434% due 03/25/2034	56	53
COBALT Commercial Mortgage Trust
5.477% due 04/15/2047	262	263
Countrywide Alternative Loan Trust
1.182% due 06/25/2037	1,791	1,614
1.919% due 08/25/2035	3,176	2,831
2.998% due 10/25/2035 ^	82	69
3.072% due 06/25/2037	918	174
Countrywide Home Loan Mortgage Pass-Through Trust
1.332% due 08/25/2035 ^	176	108
2.928% due 08/25/2034 ^	1,251	1,092
3.036% due 06/20/2035	247	234
3.097% due 11/25/2034	3,022	2,972
3.218% due 11/19/2033	61	60
3.306% due 02/20/2036 ^	48	42
3.335% due 12/25/2033	113	113
3.366% due 08/25/2033	113	108
3.366% due 11/19/2033	22	22
5.500% due 11/25/2035 ^	261	234
Credit Suisse First Boston Mortgage Securities Corp.
2.803% due 07/25/2033	405	392
2.809% due 07/25/2033	251	249
3.065% due 10/25/2033	448	447
3.236% due 01/25/2034	830	830
3.417% due 11/25/2032	10	10
Credit Suisse Mortgage Capital Certificates
4.324% due 07/26/2037	4,307	4,299
5.695% due 09/15/2040	128	128
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	45	45
5.250% due 06/25/2035	217	219
Deutsche Mortgage & Asset Receiving Corp.
1.878% due 07/27/2045	4,149	4,170
First Horizon Alternative Mortgage Securities Trust
3.023% due 08/25/2034	486	460
3.098% due 07/25/2035	218	177
First Horizon Mortgage Pass-Through Trust
1.252% due 02/25/2035	101	93
1.616% due 02/25/2035	439	409
3.076% due 02/25/2034	343	343
3.178% due 04/25/2035	458	462
First Republic Bank Mortgage Pass-Through Certificates
1.462% due 06/25/2030	147	132
First Republic Mortgage Loan Trust
1.712% due 11/15/2032	250	237
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	1,419	1,418
GMAC Commercial Mortgage Securities, Inc.
6.481% due 09/15/2033	146	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.431% due 11/19/2035	$246	$226
GS Mortgage Securities Trust
2.662% due 07/15/2031	10,000	9,913
5.949% due 08/10/2045	2,646	2,646
GSR Mortgage Loan Trust
1.172% due 08/25/2046	126	126
1.332% due 01/25/2034	286	277
2.560% due 03/25/2033	17	17
2.661% due 06/25/2034	18	17
2.707% due 06/25/2034	137	134
3.087% due 09/25/2035	12,489	12,932
3.134% due 08/25/2034	123	121
3.303% due 09/25/2034	5,560	5,357
3.324% due 05/25/2035	153	142
6.000% due 03/25/2032	8	8
HarborView Mortgage Loan Trust
1.168% due 02/19/2046	1,088	841
1.418% due 05/19/2035	66	61
Impac CMB Trust
1.622% due 08/25/2035	1,951	1,731
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032	35	35
IndyMac Mortgage Loan Trust
1.172% due 09/25/2046	569	492
1.762% due 05/25/2034	99	92
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	18	13
JPMorgan Chase Commercial Mortgage Securities Trust
2.713% due 08/15/2049	2,480	2,459
JPMorgan Mortgage Trust
2.822% due 11/25/2033	21	20
2.979% due 11/25/2035	303	286
3.103% due 07/25/2035	44	43
3.118% due 11/25/2033	43	44
3.197% due 09/25/2034	2	2
3.262% due 10/25/2035	492	463
3.283% due 07/25/2035	648	655
3.367% due 04/25/2035	369	371
3.420% due 07/25/2035	642	612
MASTR Adjustable Rate Mortgages Trust
2.710% due 02/25/2034	263	251
2.966% due 12/25/2033	144	140
3.050% due 11/21/2034	155	159
3.157% due 09/25/2033	756	757
3.160% due 08/25/2034	2,267	2,249
3.215% due 01/25/2036	199	197
3.502% due 01/25/2034	35	34
3.593% due 08/25/2034	596	592
3.682% due 07/25/2034	1,196	1,143
Merrill Lynch Mortgage Investors Trust
1.602% due 08/25/2028	103	99
1.642% due 06/25/2028	242	232
2.182% due 03/25/2028	335	315
2.978% due 02/25/2035	201	204
3.005% due 04/25/2035	698	679
3.250% due 09/25/2033	20	20
3.315% due 02/25/2034	75	72
Morgan Stanley Bank of America Merrill Lynch Trust
3.372% due 10/15/2048	10,000	10,142
Morgan Stanley Mortgage Loan Trust
1.302% due 01/25/2035	1,255	1,163
3.250% due 02/25/2034	7	7
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045	21,899	21,907
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.065% due 10/25/2035	60	56
3.814% due 05/25/2035	75	75
Prime Mortgage Trust
1.382% due 02/25/2034	54	51
5.000% due 08/25/2034	34	34
6.000% due 02/25/2034	23	24
Provident Funding Mortgage Loan Trust
3.214% due 05/25/2035	35	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
1.098% due 03/26/2037	$132	$130
1.098% due 08/26/2045	355	336
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	43	43
7.500% due 12/25/2031	490	489
Residential Asset Securitization Trust
3.750% due 10/25/2018	2	2
5.250% due 04/25/2034	140	142
Residential Funding Mortgage Securities, Inc. Trust
4.261% due 02/25/2036 ^	212	191
6.500% due 03/25/2032	17	18
Royal Bank of Scotland Capital Funding Trust
6.068% due 09/17/2039	9,289	9,307
Sequoia Mortgage Trust
1.614% due 03/20/2035	549	497
1.738% due 04/20/2033	53	50
1.761% due 05/20/2034	1,464	1,408
1.778% due 10/20/2027	208	203
2.737% due 07/20/2034	48	47
SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	2,968
Structured Adjustable Rate Mortgage Loan Trust
1.222% due 03/25/2035	137	116
1.282% due 09/25/2034	203	88
1.422% due 08/25/2035	878	830
3.267% due 08/25/2034	1,784	1,725
3.308% due 08/25/2034	977	957
3.321% due 09/25/2034	323	320
Structured Asset Mortgage Investments Trust
1.658% due 11/19/2033	69	66
1.658% due 05/19/2035	324	318
1.678% due 02/19/2035	4,713	4,530
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.705% due 05/25/2032	5	5
2.904% due 09/25/2033	104	102
3.157% due 06/25/2033	3,104	3,044
3.244% due 03/25/2033	361	356
3.270% due 07/25/2032	10	10
3.279% due 11/25/2033	84	82
Waldorf Astoria Boca Raton Trust
2.962% due 06/15/2029	1,800	1,805
WaMu Mortgage Pass-Through Certificates Trust
1.202% due 08/25/2046 ^	156	18
1.242% due 11/25/2045	7,523	7,172
1.252% due 12/25/2045	3,698	3,517
1.272% due 07/25/2045	9,764	9,417
1.272% due 10/25/2045	4,570	4,479
1.272% due 12/25/2045	3,752	3,533
1.638% due 08/25/2046	96	85
1.782% due 01/25/2045	1,779	1,650
1.838% due 11/25/2042	210	196
2.038% due 08/25/2042	18	17
2.116% due 08/25/2046	2,350	2,214
2.116% due 09/25/2046	5,712	5,540
2.682% due 08/25/2033	982	794
2.764% due 10/25/2035 ^	881	167
2.784% due 09/25/2035	715	709
2.839% due 10/25/2033	379	387
Washington Mutual Mortgage Pass-Through Certificates Trust
2.395% due 02/25/2031	1	1
2.788% due 11/25/2030	188	188
2.932% due 02/25/2033	21	20
3.100% due 02/25/2033	37	38
3.121% due 06/25/2033	37	37
7.000% due 03/25/2034	72	78
Wells Fargo Commercial Mortgage Trust
2.788% due 07/15/2048	3,000	2,974
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	267	227
2.857% due 12/25/2033	70	70
2.898% due 01/25/2034	114	117
2.968% due 10/25/2033	32	32
2.983% due 08/25/2035	35	35
3.000% due 12/25/2033	145	147

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	147

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.030% due 09/25/2034	$164	$168
3.041% due 06/25/2034	54	54
3.048% due 12/25/2034	664	664
3.073% due 06/25/2035	87	88
3.081% due 10/25/2035	90	88
3.096% due 04/25/2036 ^	16	16
3.128% due 05/25/2034	14	14
3.158% due 08/25/2033	336	345
3.174% due 06/25/2035	59	60
3.304% due 04/25/2035	217	217
6.000% due 09/25/2036 ^	50	48

Total Non-Agency Mortgage- Backed Securities (Cost $233,865)		233,278

ASSET-BACKED SECURITIES 27.0%
Accredited Mortgage Loan Trust
1.742% due 01/25/2034	174	143
1.852% due 01/25/2035	1,207	1,132
ACE Securities Corp. Home Equity Loan Trust
1.182% due 02/25/2036	4,485	4,479
3.607% due 06/25/2033 ^	658	651
Allegro CLO Ltd.
2.218% due 01/30/2026	3,800	3,804
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.332% due 02/25/2033	883	848
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.017% due 01/25/2034	424	401
2.032% due 12/25/2033	4,588	4,222
Asset-Backed Funding Certificates Trust
1.602% due 04/25/2034	4,955	4,911
B2R Mortgage Trust
2.567% due 06/15/2049	3,659	3,593
Bear Stearns Asset-Backed Securities Trust
1.392% due 12/25/2035	499	495
1.982% due 11/25/2042	220	211
2.622% due 10/25/2036	1,960	1,574
Bear Stearns Second Lien Trust
2.182% due 12/25/2036	21,100	20,322
Carrington Mortgage Loan Trust
1.162% due 02/25/2036	90	89
Conseco Financial Corp.
6.240% due 12/01/2028	145	151
Countrywide Asset-Backed Certificates Trust
1.442% due 09/25/2034	190	189
1.522% due 12/25/2034	3,159	3,021
Credit Suisse First Boston Mortgage Securities Corp.
1.682% due 07/25/2032	1	1
2.632% due 05/25/2043	1,445	1,395
Credit-Based Asset Servicing and Securitization LLC
6.780% due 05/25/2035	737	740
EFS Volunteer LLC
1.862% due 07/26/2027	673	675
EquiFirst Mortgage Loan Trust
2.053% due 09/25/2033	147	143
FBR Securitization Trust
1.722% due 11/25/2035	4,235	4,213
Fremont Home Loan Trust
2.002% due 06/25/2035	590	586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
1.832% due 01/25/2045	$1,078	$1,018
GSRPM Mortgage Loan Trust
1.492% due 03/25/2035	3,540	3,505
Home Equity Asset Trust
1.582% due 11/25/2032	8	7
Home Equity Mortgage Trust
5.821% due 04/25/2035	384	389
HSI Asset Securitization Corp. Trust
1.032% due 10/25/2036	9	5
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.502% due 10/25/2035	1,600	1,215
6.372% due 05/25/2033	850	845
JPMorgan Mortgage Acquisition Corp.
1.412% due 12/25/2035	16,793	16,635
Lehman XS Trust
1.132% due 04/25/2037 ^	2,841	2,246
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034	736	693
1.682% due 03/25/2032	23	22
1.687% due 08/25/2035	514	514
1.807% due 06/25/2035	5,187	5,160
1.837% due 07/25/2034	409	398
Merrill Lynch Mortgage Investors Trust
2.002% due 07/25/2035	2,050	2,027
Morgan Stanley ABS Capital, Inc. Trust
2.182% due 06/25/2033	1,551	1,525
Morgan Stanley Dean Witter Capital, Inc. Trust
2.332% due 02/25/2033	197	191
Morgan Stanley Structured Trust
1.062% due 06/25/2037	4	4
National Collegiate Student Loan Trust
1.222% due 11/27/2028	2,423	2,415
1.252% due 03/26/2029	16,402	16,191
1.262% due 04/25/2029	299	298
Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0
Navient Student Loan Trust
1.832% due 06/25/2065	1,900	1,910
Nelnet Student Loan Trust
1.158% due 04/25/2031	2,000	1,991
New Century Home Equity Loan Trust
1.472% due 07/25/2035	445	440
NovaStar Mortgage Funding Trust
1.352% due 01/25/2036	498	498
Option One Mortgage Loan Trust Asset-Backed Certificates
1.622% due 07/25/2033	186	175
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.017% due 02/25/2035	1,500	1,485
Renaissance Home Equity Loan Trust
1.682% due 08/25/2032	10	9
2.082% due 09/25/2037	4,124	2,383
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	1,368	1,065
Residential Asset Securities Corp. Trust
1.462% due 08/25/2035	1,548	1,540
5.120% due 12/25/2033	466	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLC Student Loan Trust
1.241% due 03/15/2027	$12,002	$11,932
1.927% due 11/25/2042	869	872
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024	136	136
SLM Private Education Loan Trust
4.162% due 05/16/2044	1,330	1,383
SLM Student Loan Trust
1.601% due 12/15/2027	5,793	5,785
SMB Private Education Loan Trust
2.490% due 06/15/2027	10,743	10,676
Soundview Home Loan Trust
2.282% due 11/25/2033	105	104
Specialty Underwriting & Residential Finance Trust
1.662% due 01/25/2034	323	297
Spirit Master Funding LLC
5.370% due 07/20/2040	10,000	10,243
5.760% due 03/20/2042	9,606	10,075
Trapeza CDO Ltd.
1.925% due 11/16/2034	715	697
Truman Capital Mortgage Loan Trust
1.732% due 12/25/2032	39	39

Total Asset-Backed Securities (Cost $179,199)		177,459

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (a) 0.1%
		758

Total Short-Term Instruments (Cost $758)		758

Total Investments in Securities (Cost $577,350)		573,723

	SHARES
INVESTMENTS IN AFFILIATES 18.6%

SHORT-TERM INSTRUMENTS 18.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.6%
PIMCO Short-Term Floating NAV Portfolio III	12,359,815	122,189

Total Short-Term Instruments (Cost $122,188)		122,189

Total Investments in Affiliates (Cost $122,188)		122,189

Total Investments 105.7% (Cost $699,538)		$695,912

Financial Derivative Instruments (b)(d) (0.1)% (Cost or Premiums, net $(2,520))		(490)

Other Assets and Liabilities, net (5.6)%		(36,980)

Net Assets 100.0%		$658,442

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$758	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(777)	$758	$758

Total Repurchase Agreements						$(777)	$758	$758

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$758	$0	$0	$758	$(777)	$(19)

Total Borrowings and Other Financing Transactions	$758	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(490) at a weighted average interest rate of 0.800%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$900	$(11)	$(5)	$0	$0
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2020	21,400	406	(82)	0	(12)
Receive(1)	3-Month USD-LIBOR	1.250	06/21/2021	10,900	327	(6)	0	(9)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	23,400	1,213	1,075	0	(37)
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027	2,900	244	(8)	0	(4)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	7,600	(145)	(121)	0	(13)

					$2,034	$853	$0	$(75)

Total Swap Agreements					$2,034	$853	$0	$(75)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(c)	Securities with an aggregate market value of $603 and cash of $1,952 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(75)	$(75)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	149

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$	22,911	$(426)	$415	$0	$(11)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		23,000	(661)	523	0	(138)
FBF	CMBX.NA.AAA.6 Index	0.500	05/11/2063		4,383	(74)	72	0	(2)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047		600	(29)	25	0	(4)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		9,900	(576)	443	0	(133)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		100	(4)	2	0	(2)
MYC	CMBX.NA.AAA.6 Index	0.500	05/11/2063		9,961	(193)	188	0	(5)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		20,000	(557)	437	0	(120)

						$(2,520)	$2,105	$0	$(415)

Total Swap Agreements						$(2,520)	$2,105	$0	$(415)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(e)	Securities with an aggregate market value of $631 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$0	$0	$0	$0	$(149)	$(149)	$(149)	$111	$(38)
FBF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GST	0	0	0	0	0	0	(139)	(139)	(139)	338	199
MYC	0	0	0	0	0	0	(125)	(125)	(125)	52	(73)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(415)	$(415)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$75	$75

Over the counter
Swap Agreements	$0	$415	$0	$0	$0	$415

	$0	$415	$0	$0	$75	$490

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(174)	$(174)

Over the counter
Swap Agreements	$0	$680	$0	$0	$0	$680

	$0	$680	$0	$0	$(174)	$506

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,281	$4,281

Over the counter
Swap Agreements	$0	$2,111	$0	$0	$0	$2,111

	$0	$2,111	$0	$0	$4,281	$6,392

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$725	$0	$725
Industrials	0	876	5,078	5,954
U.S. Government Agencies	0	129,071	0	129,071
U.S. Treasury Obligations	0	26,478	0	26,478
Non-Agency Mortgage-Backed Securities	0	233,278	0	233,278
Asset-Backed Securities	0	177,459	0	177,459
Short-Term Instruments
Repurchase Agreements	0	758	0	758

	$0	$568,645	$5,078	$573,723

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$122,189	$0	$0	$122,189

Total Investments	$122,189	$568,645	$5,078	$695,912

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(75)	$0	$(75)
Over the counter	0	(415)	0	(415)

	$0	$(490)	$0	$(490)

Total Financial Derivative Instruments	$0	$(490)	$0	$(490)

Totals	$122,189	$568,155	$5,078	$695,422

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017. There were assets and liabilities valued at $10,243 transferred from Level 3 to Level 2 during the period ended March 31, 2017. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	151

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

CORPORATE BONDS & NOTES 32.4%

BANKING & FINANCE 19.3%
AerCap Ireland Capital DAC
2.750% due 05/15/2017	$9,463	$9,476
American Express Bank FSB
6.000% due 09/13/2017	1,600	1,632
American Express Credit Corp.
1.875% due 11/05/2018	1,600	1,603
2.125% due 07/27/2018	5,000	5,028
American Honda Finance Corp.
1.500% due 11/19/2018	5,000	4,986
1.518% due 04/12/2018	3,000	2,996
American International Group, Inc.
5.850% due 01/16/2018	16,700	17,235
ANZ New Zealand International Ltd.
1.557% due 04/27/2017	1,700	1,700
Bank Nederlandse Gemeenten NV
1.093% due 07/14/2017	41,806	41,809
1.319% due 05/15/2018	30,200	30,291
Bank of America Corp.
2.000% due 01/11/2018	400	401
6.000% due 09/01/2017	10,375	10,562
6.400% due 08/28/2017	25,638	26,138
Bank of America N.A.
1.458% due 05/08/2017	6,600	6,603
1.550% due 06/05/2017	14,900	14,911
Bank of Nova Scotia
1.250% due 04/11/2017	4,000	4,000
Bayer U.S. Finance LLC
1.285% due 10/06/2017	5,900	5,896
Bear Stearns Cos. LLC
6.400% due 10/02/2017	11,950	12,238
7.250% due 02/01/2018	5,700	5,958
BNP Paribas S.A.
1.494% due 05/07/2017	4,500	4,501
2.375% due 09/14/2017	2,500	2,508
BPCE S.A.
1.766% due 06/23/2017	2,000	2,002
1.778% due 06/17/2017	50,500	50,556
CBQ Finance Ltd.
3.375% due 04/11/2017	1,483	1,487
Citigroup, Inc.
1.550% due 08/14/2017	7,500	7,499
1.554% due 05/01/2017	21,400	21,408
1.754% due 11/24/2017	600	602
1.800% due 02/05/2018	8,000	8,006
1.850% due 11/24/2017	15,786	15,816
2.739% due 05/15/2018	950	964
Credit Agricole S.A.
1.644% due 06/02/2017	48,050	48,079
1.665% due 06/12/2017	4,500	4,503
3.000% due 10/01/2017	5,000	5,034
Credit Suisse AG
1.375% due 05/26/2017	22,200	22,204
Dexia Credit Local S.A.
1.286% due 06/09/2017	12,000	12,001
1.756% due 03/23/2018	7,000	7,025
DNB Bank ASA
3.200% due 04/03/2017	9,400	9,400
Erste Abwicklungsanstalt
1.125% due 02/12/2018	3,000	2,991
1.249% due 01/29/2018	10,000	10,010
Ford Motor Credit Co. LLC
1.626% due 09/08/2017	39,620	39,649
1.684% due 09/08/2017	6,500	6,499
1.949% due 01/09/2018	200	201
3.000% due 06/12/2017	9,205	9,231
6.625% due 08/15/2017	8,145	8,294
General Motors Financial Co., Inc.
2.625% due 07/10/2017	21,845	21,908
4.750% due 08/15/2017	18,443	18,645
Goldman Sachs Group, Inc.
1.720% due 05/22/2017	20,858	20,876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.725% due 06/04/2017	$20,400	$20,419
1.931% due 12/15/2017	7,900	7,929
2.139% due 11/15/2018	10,000	10,108
2.900% due 07/19/2018	3,000	3,040
5.950% due 01/18/2018	2,200	2,272
6.250% due 09/01/2017	3,000	3,058
HSBC Bank USA N.A.
6.000% due 08/09/2017	12,442	12,626
HSBC USA, Inc.
1.456% due 06/23/2017	3,000	3,001
1.625% due 01/16/2018	11,800	11,794
1.700% due 03/05/2018	8,100	8,105
Hutchison Whampoa International Ltd.
2.000% due 11/08/2017	2,100	2,103
International Bank for Reconstruction & Development
0.800% due 10/13/2017	11,500	11,496
JPMorgan Chase & Co.
1.588% due 04/25/2018	5,000	5,021
Landeskreditbank Baden-Wuerttemberg Foerderbank
1.079% due 10/05/2017	7,200	7,203
Macquarie Bank Ltd.
1.662% due 10/27/2017	2,200	2,207
Metropolitan Life Global Funding
1.390% due 04/10/2017	14,800	14,801
1.582% due 12/19/2018	1,500	1,505
1.950% due 12/03/2018	1,100	1,102
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017	8,000	8,001
Mizuho Bank Ltd.
1.300% due 04/16/2017	2,200	2,200
1.793% due 03/26/2018	14,925	14,955
Morgan Stanley
2.318% due 04/25/2018	9,000	9,095
6.250% due 08/28/2017	6,500	6,625
MUFG Union Bank N.A.
1.434% due 05/05/2017	3,400	3,401
National Australia Bank Ltd.
1.300% due 06/30/2017	1,400	1,401
2.000% due 06/20/2017	5,000	5,008
Nederlandse Waterschapsbank NV
1.142% due 10/13/2017	8,000	8,006
1.266% due 02/14/2018	22,655	22,697
Nordea Bank AB
1.250% due 04/04/2017	1,500	1,500
NRW Bank
1.000% due 05/22/2017	3,000	3,000
1.263% due 10/16/2017	5,000	5,006
1.302% due 06/18/2018	5,500	5,509
PNC Bank N.A.
1.500% due 10/18/2017	6,000	6,003
Principal Life Global Funding
1.555% due 12/01/2017	1,000	1,003
2.250% due 10/15/2018	1,800	1,813
Santander UK PLC
1.650% due 09/29/2017	6,600	6,610
Shinhan Bank
1.659% due 04/08/2017	12,800	12,800
4.375% due 07/27/2017	5,330	5,374
Sumitomo Mitsui Banking Corp.
1.335% due 07/11/2017	4,650	4,652
1.350% due 07/11/2017	13,750	13,748
1.500% due 01/18/2018	2,000	1,998
1.800% due 07/18/2017	3,800	3,806
Svensk Exportkredit AB
1.250% due 10/04/2018	7,900	7,907
1.300% due 06/12/2017	5,900	5,903
1.413% due 11/09/2017	6,500	6,514
Swedbank AB
2.125% due 09/29/2017	4,300	4,314
Swedbank Hypotek AB
2.375% due 04/05/2017	6,000	6,000
Toronto-Dominion Bank
1.125% due 05/02/2017	7,500	7,500
UBS AG
1.375% due 06/01/2017	16,815	16,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.416% due 08/14/2017	$2,500	$2,502
1.615% due 06/01/2017	4,900	4,904
Ventas Realty LP
1.250% due 04/17/2017	880	880
Wachovia Corp.
1.401% due 06/15/2017	1,300	1,300
Wells Fargo & Co.
1.400% due 09/08/2017	11,000	10,995
Wells Fargo Bank N.A.
1.652% due 09/07/2017	26,050	26,107
1.781% due 01/22/2018	15,800	15,882
XTRA Finance Corp.
5.150% due 04/01/2017	1,300	1,300

		966,190

INDUSTRIALS 9.3%
AbbVie, Inc.
2.000% due 11/06/2018	1,400	1,405
Actavis Funding SCS
1.300% due 06/15/2017	2,000	2,000
2.200% due 03/12/2018	16,400	16,513
2.350% due 03/12/2018	2,000	2,009
Actavis, Inc.
1.875% due 10/01/2017	8,000	8,008
Aetna, Inc.
1.700% due 06/07/2018	2,000	2,001
1.756% due 12/08/2017	5,000	5,019
Amgen, Inc.
1.430% due 05/22/2017	41,600	41,621
2.125% due 05/15/2017	3,500	3,504
5.850% due 06/01/2017	2,000	2,013
Anheuser-Busch InBev Worldwide, Inc.
1.375% due 07/15/2017	1,500	1,499
6.500% due 07/15/2018	1,000	1,060
BAT International Finance PLC
2.125% due 06/07/2017	5,250	5,254
Beam Suntory, Inc.
1.875% due 05/15/2017	3,000	3,002
BMW U.S. Capital LLC
1.404% due 06/02/2017	42,600	42,612
Canadian Natural Resources Ltd.
5.900% due 02/01/2018	600	620
Caterpillar Financial Services Corp.
1.276% due 06/09/2017	14,900	14,904
Chevron Corp.
1.344% due 11/09/2017	3,500	3,501
1.398% due 11/09/2017	4,000	4,009
1.537% due 05/16/2018	20,000	20,103
Daimler Finance North America LLC
1.374% due 08/01/2017	11,650	11,661
1.375% due 08/01/2017	13,160	13,159
1.484% due 03/02/2018	15,525	15,553
1.745% due 08/03/2017	8,935	8,955
1.875% due 01/11/2018	4,481	4,486
2.400% due 04/10/2017	3,000	3,000
Deutsche Telekom International Finance BV
6.750% due 08/20/2018	2,000	2,133
eBay, Inc.
2.500% due 03/09/2018	2,100	2,116
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	5,000	5,006
Experian Finance PLC
2.375% due 06/15/2017	2,525	2,529
Fidelity National Information Services, Inc.
1.450% due 06/05/2017	1,500	1,500
Goldcorp, Inc.
2.125% due 03/15/2018	3,800	3,810
Hyundai Capital America
4.000% due 06/08/2017	1,500	1,506
Kraft Heinz Foods Co.
6.125% due 08/23/2018	4,900	5,183
LVMH Moet Hennessy Louis Vuitton SE
1.625% due 06/29/2017	2,000	2,001

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Enterprise, Inc.
1.707% due 04/15/2018	$21,998	$22,136
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	25,877	25,904
ONEOK Partners LP
2.000% due 10/01/2017	5,128	5,135
Penske Truck Leasing Co. LP
3.750% due 05/11/2017	5,300	5,312
Philip Morris International, Inc.
1.250% due 08/11/2017	1,000	1,000
Phillips 66
2.950% due 05/01/2017	24,995	25,024
Schlumberger Investment S.A.
1.250% due 08/01/2017	2,355	2,353
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	11,145	11,145
Statoil ASA
1.238% due 11/09/2017	7,000	7,009
1.329% due 05/15/2018	5,450	5,460
1.498% due 11/08/2018	8,085	8,132
3.125% due 08/17/2017	900	906
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	29,967	29,999
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	4,500	4,500
Time Warner Cable LLC
5.850% due 05/01/2017	16,460	16,511
Time Warner Cos., Inc.
7.250% due 10/15/2017	1,000	1,030
Total Capital Canada Ltd.
1.450% due 01/15/2018	2,000	2,000
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	6,000	5,997
1.423% due 05/23/2017	10,000	10,003
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	11,627	11,627

		464,438

UTILITIES 3.8%
AT&T, Inc.
1.750% due 01/15/2018	5,000	5,003
5.500% due 02/01/2018	3,550	3,661
BP Capital Markets PLC
1.386% due 08/14/2018	5,800	5,815
1.459% due 02/13/2018	22,640	22,697
1.783% due 09/26/2018	16,096	16,203
1.846% due 05/05/2017	3,280	3,282
2.241% due 09/26/2018	1,500	1,511
British Telecommunications PLC
5.950% due 01/15/2018	10,000	10,331
Duke Energy Carolinas LLC
5.250% due 01/15/2018	5,910	6,083
Duke Energy Corp.
1.378% due 04/03/2017	1,000	1,000
1.625% due 08/15/2017	2,050	2,052
NextEra Energy Capital Holdings, Inc.
1.586% due 06/01/2017	1,140	1,140
2.056% due 09/01/2017	4,500	4,515
Pacific Gas & Electric Co.
5.625% due 11/30/2017	2,300	2,362
Shell International Finance BV
1.354% due 05/10/2017	16,200	16,206
1.614% due 11/10/2018	7,530	7,585
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	2,000	2,006
TECO Finance, Inc.
6.572% due 11/01/2017	3,000	3,081
Verizon Communications, Inc.
2.871% due 09/14/2018	73,000	74,561

		189,094

Total Corporate Bonds & Notes (Cost $1,619,251)		1,619,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Nassau County, New York General Obligation Notes, Series 2016
1.400% due 12/15/2017	$7,700	$7,709

Total Municipal Bonds & Notes (Cost $7,700)		7,709

U.S. GOVERNMENT AGENCIES 0.2%
Federal Farm Credit Bank
1.007% due 11/13/2017	4,500	4,503
Federal Home Loan Bank
0.789% due 07/09/2018	7,500	7,510

Total U.S. Government Agencies (Cost $11,997)		12,013

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Notes
0.750% due 01/31/2018 (d)	18,000	17,958
2.625% due 01/31/2018	65,000	65,853

Total U.S. Treasury Obligations (Cost $83,837)		83,811

ASSET-BACKED SECURITIES 0.8%
Ally Auto Receivables Trust
0.830% due 02/15/2018	10,705	10,705
CarMax Auto Owner Trust
0.850% due 02/15/2018	9,243	9,243
Dell Equipment Finance Trust
0.850% due 07/24/2017	1,436	1,436
Ford Credit Auto Lease Trust
1.100% due 04/15/2018	7,000	7,000
Securitized Term Auto Receivables Trust
0.880% due 02/26/2018	10,523	10,523

Total Asset-Backed Securities (Cost $38,907)		38,907

SOVEREIGN ISSUES 2.9%
Development Bank of Japan, Inc.
1.875% due 10/03/2018	3,100	3,105
Export Development Canada
1.004% due 02/28/2019	50,000	49,995
1.073% due 01/17/2018	6,800	6,800
Export-Import Bank of Korea
1.442% due 05/20/2017	5,500	5,501
1.634% due 05/12/2017	555	555
Japan Bank for International Cooperation
1.750% due 07/31/2018	3,400	3,402
1.750% due 11/13/2018	1,750	1,748
Kommunalbanken A/S
1.375% due 06/08/2017	3,000	3,001
Kommuninvest Sverige AB
1.182% due 08/17/2018	4,000	4,009
Korea Development Bank
3.875% due 05/04/2017	7,000	7,013
Korea Gas Corp.
2.250% due 07/25/2017	1,400	1,403
Korea National Oil Corp.
3.125% due 04/03/2017	8,000	8,000
Nederlandse Financierings Maatschappij voor Ontwikkelingslanden NV
1.280% due 06/12/2017	3,000	3,001
State of North Rhine-Westphalia
1.339% due 04/28/2017	7,000	7,002
1.355% due 05/03/2017	23,000	23,006
1.378% due 09/17/2018	7,300	7,321
1.715% due 07/11/2017	8,500	8,516

Total Sovereign Issues (Cost $143,388)		143,378

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 61.5%

CERTIFICATES OF DEPOSIT 2.7%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.672% due 08/17/2017	$1,500	$1,503
Barclays Bank PLC
1.850% due 12/06/2017	53,000	53,105
Credit Suisse AG
1.400% due 05/03/2017	37,500	37,523
Mizuho Bank Ltd.
1.820% due 12/12/2017	19,600	19,650
Norinchukin Bank
1.733% due 10/12/2017	200	201
Sumitomo Mitsui Banking Corp.
1.405% due 05/02/2017	3,450	3,451
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017	8,400	8,423
1.882% due 09/18/2017	12,900	12,936

		136,792

COMMERCIAL PAPER 25.8%
Anthem, Inc.
1.116% due 04/03/2017	11,000	10,999
1.248% due 04/10/2017	11,000	10,997
1.269% due 04/17/2017	7,500	7,496
1.269% due 04/24/2017	10,000	9,993
1.269% due 04/25/2017	11,000	10,991
AutoNation, Inc.
1.369% due 04/03/2017	25,000	24,997
1.420% due 04/05/2017	10,000	9,998
Bell Canada
1.210% due 05/10/2017	7,200	7,191
1.210% due 05/15/2017	4,000	3,994
1.210% due 05/18/2017	8,100	8,087
1.220% due 05/01/2017	4,500	4,496
1.220% due 05/15/2017	10,000	9,986
1.220% due 05/16/2017	2,000	1,997
1.230% due 04/17/2017	5,000	4,997
1.230% due 04/18/2017	5,000	4,997
1.231% due 04/19/2017	4,000	3,998
1.241% due 04/17/2017	9,000	8,995
1.241% due 04/20/2017	10,000	9,994
1.248% due 04/17/2017	11,000	10,994
Caterpillar Financial Services Ltd.
1.218% due 05/01/2017	35,000	34,975
Cox Enterprises, Inc.
1.166% due 04/03/2017	30,000	29,997
1.166% due 04/04/2017	20,000	19,998
1.166% due 04/05/2017	10,000	9,998
Dominion Resources, Inc.
0.000% due 05/15/2017	4,000	3,994
1.269% due 04/19/2017	2,000	1,999
1.320% due 04/24/2017	5,000	4,996
Duke Energy Corp.
1.015% due 04/04/2017	24,000	23,997
1.218% due 04/13/2017	11,000	10,995
1.269% due 04/25/2017	11,000	10,991
Ecolab, Inc.
1.203% due 04/10/2017	11,000	10,997
1.218% due 04/11/2017	5,000	4,998
1.218% due 04/13/2017	7,000	6,997
Electricite de France S.A.
1.217% due 04/03/2017	60,000	59,995
1.230% due 04/24/2017	7,700	7,694
Enbridge, Inc.
1.269% due 05/01/2017	10,000	9,989
ENI Finance USA, Inc.
1.248% due 04/17/2017	9,000	8,996
1.435% due 06/05/2017	8,000	7,983
Entergy Corp.
1.370% due 04/12/2017	5,000	4,998
Enterprise Products Operating LLC
1.116% due 04/04/2017	6,955	6,954
1.147% due 04/10/2017	4,000	3,999

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	153

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.147% due 04/11/2017	$2,800	$2,799
1.228% due 04/12/2017	5,000	4,998
1.269% due 04/18/2017	7,500	7,496
1.269% due 04/19/2017	7,500	7,495
Eversource Energy
1.116% due 04/13/2017	15,000	14,994
Exelon Corp.
1.176% due 04/04/2017	14,000	13,998
Exelon Generation Co. LLC
1.218% due 04/07/2017	15,000	14,997
Export-Import Bank of Korea
1.078% due 05/22/2017	30,000	29,960
1.358% due 05/22/2017	13,300	13,282
1.481% due 05/24/2017	53,500	53,426
Ford Motor Credit Co.
1.531% due 07/10/2017	3,500	3,486
1.701% due 11/02/2017	8,100	8,014
Hewlett Packard Enterprise Co.
1.116% due 04/03/2017	15,000	14,999
1.157% due 04/03/2017	11,000	10,999
HP, Inc.
1.209% due 04/17/2017	10,000	9,996
1.268% due 04/17/2017	42,000	41,984
Humana, Inc.
1.117% due 04/04/2017	4,000	3,999
1.117% due 04/06/2017	5,000	4,999
1.168% due 04/11/2017	9,000	8,996
1.188% due 04/03/2017	4,500	4,500
Hyundai Capital America
1.319% due 04/26/2017	12,000	11,990
ING Financial Holdings Corp.
1.528% due 11/01/2017	3,100	3,075
Kroger Co.
0.000% due 04/04/2017	40,000	39,995
1.115% due 04/03/2017	65,000	64,994
1.166% due 04/04/2017	60,000	59,993
Marriott International
1.158% due 04/10/2017	8,800	8,797
1.158% due 04/11/2017	5,800	5,798
1.158% due 04/17/2017	8,000	7,996
1.269% due 04/12/2017	4,000	3,998
1.269% due 04/19/2017	5,000	4,997
1.270% due 05/12/2017	10,000	9,985
1.413% due 05/22/2017	10,000	9,981
Mondelez International, Inc.
1.077% due 04/03/2017	10,000	9,999
1.077% due 04/04/2017	10,000	9,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.098% due 05/22/2017	$13,000	$12,976
1.108% due 04/19/2017	40,000	39,975
1.118% due 05/08/2017	19,000	18,975
1.118% due 05/11/2017	5,000	4,993
1.118% due 05/12/2017	300	300
Monsanto Co.
1.371% due 04/25/2017	4,000	3,997
NiSource Finance Corp.
1.239% due 04/04/2017	3,000	3,000
1.239% due 04/20/2017	4,500	4,497
1.239% due 04/21/2017	5,000	4,997
1.350% due 04/21/2017	11,000	10,992
ONEOK Partners LP
0.000% due 04/25/2017	8,000	7,993
Schlumberger Holdings
1.116% due 04/10/2017	3,000	2,999
1.168% due 05/01/2017	4,500	4,496
1.168% due 05/02/2017	3,000	2,997
1.198% due 04/12/2017	4,000	3,999
1.218% due 04/13/2017	5,000	4,998
1.219% due 05/10/2017	5,000	4,994
1.230% due 05/18/2017	5,000	4,992
1.230% due 05/23/2017	5,000	4,991
1.269% due 04/27/2017	6,000	5,995
Sempra Energy Holdings
1.117% due 04/18/2017	5,000	4,997
1.269% due 04/19/2017	5,000	4,997
1.269% due 04/26/2017	2,500	2,498
1.269% due 04/27/2017	5,000	4,995
1.320% due 05/01/2017	3,000	2,997
Southern Co.
1.137% due 04/18/2017	2,500	2,499
1.218% due 04/13/2017	4,000	3,998
1.269% due 04/19/2017	8,400	8,395
1.269% due 04/24/2017	2,000	1,998
1.269% due 04/27/2017	5,000	4,995
1.269% due 05/01/2017	5,000	4,995
Sunoco Logistics Partners Operations LP
1.237% due 04/05/2017	4,000	3,999
Sysco Corp.
1.146% due 04/03/2017	60,000	59,994
TransCanada PipeLines Ltd.
1.269% due 04/27/2017	5,000	4,995
1.319% due 04/18/2017	6,000	5,997
Tyson Foods, Inc.
1.269% due 04/20/2017	17,000	16,989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UDR, Inc.
1.096% due 04/03/2017	$2,000	$2,000
1.269% due 04/27/2017	6,500	6,494
1.269% due 05/02/2017	4,500	4,495
Volvo Group Treasury N.A.
1.167% due 04/06/2017	6,000	5,999
1.167% due 04/07/2017	3,500	3,499

		1,292,732

REPURCHASE AGREEMENTS (c) 30.4%
		1,522,529

SHORT-TERM NOTES 2.6%
California Republic Auto Receivables Trust
0.900% due 02/15/2018	5,093	5,093
Federal Home Loan Bank
0.782% due 05/05/2017 (a)(b)	60,000	59,962
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	5,700	5,718
Hyundai Auto Lease Securitization Trust
0.820% due 01/16/2018	5,714	5,709
Kraft Heinz Foods Co.
1.600% due 06/30/2017	9,000	9,003
Toyota Motor Credit Corp.
1.350% due 12/05/2017	30,600	30,635
Westlake Automobile Receivables Trust
1.100% due 03/15/2018	12,500	12,500

		128,620

Total Short-Term Instruments (Cost $3,080,510)		3,080,673

Total Investments in Securities (Cost $4,985,590)		4,986,213

Total Investments 99.6% (Cost $4,985,590)		$4,986,213

Other Assets and Liabilities, net 0.4%		19,807

Net Assets 100.0%		$5,006,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security
(b)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.920%	03/31/2017	04/03/2017	$10,500	U.S. Treasury Notes 1.375% due 01/31/2021	$(10,733)	$10,500	$10,501
BOS	0.950	03/31/2017	04/03/2017	200,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(207,065)	200,000	200,016
IND	0.960	03/31/2017	04/03/2017	156,900	U.S. Treasury Notes 3.750% due 11/15/2018	(160,104)	156,900	156,913
JPS	0.820	04/03/2017	04/04/2017	14,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(14,295)	14,000	14,000
	0.890	03/29/2017	04/05/2017	100,000	U.S. Treasury Notes 2.125% due 05/15/2025	(102,118)	100,000	100,012
MBC	0.900	03/29/2017	04/05/2017	100,000	U.S. Treasury Floating Rate Note 0.859% due 07/31/2017	(103,394)	100,000	100,012
	0.910	03/28/2017	04/04/2017	100,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(103,162)	100,000	100,015

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MFK	1.000%	03/31/2017	04/03/2017	$75,000	U.S. Treasury Bonds 3.125% due 08/15/2044	$(76,636)	$75,000	$75,006
NXN	0.970	03/31/2017	04/03/2017	600,000	U.S. Treasury Bonds 3.000% - 3.125% due 08/15/2044 - 05/15/2045	(614,524)	600,000	600,048
RDR	0.900	03/30/2017	04/06/2017	100,000	U.S. Treasury Notes 2.125% due 08/15/2021	(102,118)	100,000	100,010
SGY	0.780	03/28/2017	04/04/2017	50,000	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	(51,011)	50,000	50,007
SSB	0.050	03/31/2017	04/03/2017	16,129	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(16,455)	16,129	16,129

Total Repurchase Agreements						$(1,561,615)	$1,522,529	$1,522,669

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(d)	Securities with an aggregate market value of $1,486 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$10,501	$0	$0	$10,501	$(10,733)	$(232)
BOS	200,016	0	0	200,016	(207,065)	(7,049)
IND	156,913	0	0	156,913	(160,104)	(3,191)
JPS	114,012	0	0	114,012	(116,414)	(2,402)
MBC	200,027	0	0	200,027	(205,070)	(5,043)
MFK	75,006	0	0	75,006	(76,636)	(1,630)
NXN	600,048	0	0	600,048	(614,524)	(14,476)
RDR	100,010	0	0	100,010	(102,118)	(2,108)
SGY	50,007	0	0	50,007	(51,011)	(1,004)
SSB	16,129	0	0	16,129	(16,455)	(326)

Total Borrowings and Other Financing Transactions	$1,522,669	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$966,190	$0	$966,190
Industrials	0	464,438	0	464,438
Utilities	0	189,094	0	189,094
Municipal Bonds & Notes
New York	0	7,709	0	7,709
U.S. Government Agencies	0	12,013	0	12,013
U.S. Treasury Obligations	0	83,811	0	83,811
Asset-Backed Securities	0	38,907	0	38,907
Sovereign Issues	0	143,378	0	143,378
Short-Term Instruments
Certificates of Deposit	0	136,792	0	136,792
Commercial Paper	0	1,288,738	3,994	1,292,732
Repurchase Agreements	0	1,522,529	0	1,522,529
Short-Term Notes	0	128,620	0	128,620

Total Investments	$0	$4,982,219	$3,994	$4,986,213

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	155

Schedule of Investments PIMCO U.S. Government Sector Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.0%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%
Eksportfinans ASA
5.500% due 06/26/2017	$100	$101

INDUSTRIALS 0.0%
Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	150	154

Total Corporate Bonds & Notes (Cost $251)		255

MUNICIPAL BONDS & NOTES 0.1%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,280	1,280

Total Municipal Bonds & Notes (Cost $1,280)		1,280

U.S. GOVERNMENT AGENCIES 12.3%
Fannie Mae
0.859% due 12/25/2036	501	490
1.098% due 03/25/2032	368	349
1.102% due 03/25/2034	471	468
1.112% due 03/25/2036	322	308
1.125% due 04/27/2017 (d)	82,000	82,021
1.202% due 07/25/2032	453	433
1.222% due 06/25/2033	202	199
1.242% due 06/25/2032	1	1
1.322% due 11/25/2032	1	1
1.332% due 05/25/2042	228	229
1.432% due 08/25/2021 - 03/25/2022	8	9
1.582% due 08/25/2022	4	4
1.682% due 04/25/2022	7	7
1.814% due 02/01/2041 - 10/01/2044	4,358	4,444
1.849% due 11/01/2020	4	4
1.882% due 04/25/2032	170	174
2.014% due 11/01/2030	1	1
2.441% due 09/01/2033	1	1
2.470% due 02/01/2026	6	6
2.479% due 11/01/2035	195	204
2.489% due 06/01/2021	195	198
2.497% due 11/01/2035	272	276
2.584% due 12/01/2032	4	4
2.625% due 09/01/2022 - 10/01/2032	20	21
2.645% due 09/01/2028	5	5
2.651% due 03/01/2018	1	1
2.658% due 07/01/2018	11	11
2.696% due 12/01/2022	14	15
2.718% due 03/01/2035	531	549
2.750% due 05/01/2022	5	5
2.764% due 05/01/2025	5	5
2.775% due 05/01/2032	1	1
2.778% due 12/01/2029	1	1
2.795% due 09/01/2031	26	27
2.828% due 12/01/2029	6	6
2.875% due 09/01/2017 - 01/01/2018	1	1
2.895% due 12/01/2029	7	8
2.900% due 12/01/2031	4	4
2.919% due 08/01/2036	198	210
3.098% due 10/01/2025	21	21
3.154% due 01/01/2036	1,563	1,651
3.317% due 12/01/2035	46	47
3.348% due 08/01/2028	9	9
3.625% due 06/01/2025	5	5
4.000% due 05/01/2030 - 12/01/2041	2,788	2,940
4.500% due 04/01/2028 - 11/01/2029	529	568
4.675% due 09/01/2026	98	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	$32,003	$20,449
1.102% due 07/25/2031	328	311
1.412% due 06/15/2030 - 12/15/2032	87	87
1.462% due 06/15/2031	36	36
1.612% due 02/15/2027	6	6
1.796% due 02/25/2045	733	749
1.814% due 10/25/2044	2,287	2,311
1.825% due 08/01/2019	10	10
2.014% due 07/25/2044	1,448	1,457
2.397% due 02/01/2018	2	2
2.572% due 07/01/2020	17	17
2.640% due 04/01/2027	1	1
2.799% due 03/01/2025	1	1
2.833% due 05/01/2032	6	6
2.921% due 02/01/2024	18	19
2.925% due 08/01/2020	3	4
2.941% due 07/01/2029	8	8
2.959% due 06/01/2035	2,330	2,477
2.968% due 02/01/2032	3	3
3.060% due 01/01/2032	10	11
3.062% due 02/01/2032	3	3
3.334% due 03/01/2035	280	290
3.456% due 02/01/2035	932	983
3.790% due 02/01/2025	5	5
4.500% due 06/15/2035 - 09/15/2035	2,838	2,995
5.000% due 01/15/2034	4,621	5,072
5.500% due 08/15/2030 - 10/01/2039	173	192
6.500% due 10/25/2043	727	854
Ginnie Mae
2.000% due 02/20/2024 - 02/20/2030	681	697
2.125% due 04/20/2023 - 04/20/2032	678	698
2.250% due 10/20/2023 - 10/20/2024	42	44
Israel Government AID Bond
0.000% due 11/01/2024 (a)	133,000	107,975
Residual Funding Corp. STRIPS (a)
0.000% due 01/15/2030	18,000	12,014
Small Business Administration
1.375% due 05/25/2021	116	116
1.500% due 03/25/2025 - 07/25/2025	92	93
1.600% due 01/25/2019	85	86
4.500% due 03/01/2023	161	169
4.760% due 09/01/2025	4,664	4,923
4.770% due 04/01/2024	1,292	1,363
4.930% due 01/01/2024	692	733
5.240% due 08/01/2023	447	479
7.060% due 11/01/2019	78	80
7.220% due 11/01/2020	90	95

Total U.S. Government Agencies (Cost $240,773)		263,965

U.S. TREASURY OBLIGATIONS 70.7%
U.S. Treasury Bonds
2.500% due 02/15/2045	14,900	13,388
2.750% due 08/15/2042	117,500	112,017
2.750% due 11/15/2042	110,900	105,600
2.875% due 05/15/2043	279,000	271,649
3.000% due 05/15/2042	149,000	148,977
3.000% due 11/15/2044	48,500	48,277
3.125% due 02/15/2043	49,100	50,075
3.625% due 08/15/2043	33,400	37,190
3.625% due 02/15/2044	34,200	38,106
3.750% due 11/15/2043	51,300	58,372
4.375% due 05/15/2040	50,000	62,083
8.000% due 11/15/2021 (d)	44,700	56,762
U.S. Treasury Notes
1.375% due 09/30/2023	68,900	65,568
1.750% due 11/30/2021 (d)	121,000	120,216
2.000% due 07/31/2022	333,000	332,896

Total U.S. Treasury Obligations (Cost $1,574,140)		1,521,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%
Bear Stearns Adjustable Rate Mortgage Trust
3.018% due 04/25/2033	$68	$69
3.052% due 11/25/2034	1,150	1,126
3.081% due 04/25/2033	140	141
3.362% due 01/25/2034	361	361
3.623% due 04/25/2033	5	5
3.629% due 02/25/2033	35	34
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	2,004	1,846
3.135% due 11/25/2036 ^	23,732	19,380
3.176% due 11/25/2036	15,670	14,041
CBA Commercial Small Balance Commercial Mortgage
1.262% due 12/25/2036	522	492
Chevy Chase Funding LLC Mortgage- Backed Certificates
1.232% due 08/25/2035	573	534
Citigroup Mortgage Loan Trust, Inc.
3.040% due 05/25/2035	756	746
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	311	277
1.142% due 02/25/2047	625	532
1.158% due 02/20/2047 ^	6,108	4,456
1.162% due 05/25/2047	3,789	3,242
1.182% due 05/25/2036	68	57
1.188% due 03/20/2046	4,581	3,837
1.192% due 05/25/2035	843	708
1.638% due 02/25/2036	409	366
5.500% due 03/25/2036 ^	1,808	1,436
Countrywide Home Loan Mortgage Pass-Through Trust
1.442% due 05/25/2035	1,328	1,105
1.562% due 04/25/2035	178	155
1.642% due 02/25/2035	812	713
1.662% due 02/25/2035	514	453
2.360% due 04/25/2035	505	408
3.015% due 09/20/2036 ^	5,478	4,388
Credit Suisse First Boston Mortgage Securities Corp.
2.523% due 06/25/2032	14	12
Downey Savings & Loan Association Mortgage Loan Trust
1.238% due 08/19/2045	624	540
First Republic Bank Mortgage Pass-Through Certificates
1.462% due 06/25/2030	196	176
First Republic Mortgage Loan Trust
1.412% due 11/15/2030	289	264
GreenPoint Mortgage Funding Trust
1.422% due 06/25/2045	694	610
GSR Mortgage Loan Trust
3.379% due 04/25/2036	5,133	4,719
HarborView Mortgage Loan Trust
1.108% due 03/19/2037	1,683	1,493
1.418% due 05/19/2035	1,921	1,773
Impac CMB Trust
1.982% due 07/25/2033	60	58
IndyMac Mortgage Loan Trust
1.622% due 02/25/2035	2,943	2,766
JPMorgan Mortgage Trust
3.283% due 07/25/2035	1,031	1,042
3.304% due 02/25/2036 ^	1,232	1,154
MASTR Adjustable Rate Mortgages Trust
3.283% due 05/25/2034	235	232
Merrill Lynch Mortgage Investors Trust
2.861% due 12/25/2032	99	98
Residential Accredit Loans, Inc. Trust
1.282% due 08/25/2035	1,385	1,115
1.998% due 09/25/2045	559	488
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	543	632
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	32	33
Sequoia Mortgage Trust
1.328% due 07/20/2033	1,097	1,034
1.448% due 07/20/2033	771	690

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.678% due 10/19/2026	$454	$444
Structured Adjustable Rate Mortgage Loan Trust
2.038% due 01/25/2035	489	418
Structured Asset Mortgage Investments Trust
1.202% due 05/25/2036	19,827	17,058
1.558% due 07/19/2034	164	161
1.678% due 03/19/2034	369	359
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045	1,566	1,493
1.252% due 12/25/2045	805	770
1.368% due 01/25/2047	1,222	1,110
1.424% due 12/25/2046	2,576	2,444
1.618% due 06/25/2046	3,620	3,444
1.638% due 02/25/2046	2,668	2,580
1.838% due 11/25/2042	469	438
2.099% due 05/25/2046	559	497
2.099% due 12/25/2046	1,128	1,095
2.116% due 07/25/2046	6,186	5,791
2.116% due 08/25/2046	15,025	14,160
2.116% due 09/25/2046	2,428	2,355
2.116% due 10/25/2046	1,120	1,048
3.137% due 03/25/2034	142	143
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041	13	13
Washington Mutual Mortgage Pass-Through Certificates Trust
2.762% due 05/25/2033	47	46
2.932% due 02/25/2033	10	10
3.100% due 02/25/2033	2	2
Wells Fargo Mortgage-Backed Securities Trust
2.901% due 11/25/2033	39	39

Total Non-Agency Mortgage-Backed Securities (Cost $153,857)		135,755

ASSET-BACKED SECURITIES 0.4%
Asset-Backed Securities Corp. Home Equity Loan Trust
1.062% due 05/25/2037	28	20
1.432% due 06/15/2031	273	247
1.452% due 11/15/2031	22	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
1.092% due 04/25/2031	$1,797	$1,907
1.642% due 10/25/2032	40	39
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033	252	243
Citigroup Global Markets Mortgage Securities, Inc.
2.332% due 01/25/2032	125	118
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	90	80
Credit-Based Asset Servicing and Securitization LLC
1.052% due 01/25/2037 ^	1,175	456
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036	61	36
GSAMP Trust
1.052% due 12/25/2036	579	318
1.162% due 11/25/2035	196	67
Home Equity Asset Trust
1.902% due 02/25/2033	1	1
HSI Asset Securitization Corp. Trust
1.032% due 10/25/2036	148	84
JPMorgan Mortgage Acquisition Trust
1.062% due 08/25/2036	44	24
L.A. Arena Funding LLC
7.656% due 12/15/2026	24	25
Lehman ABS Mortgage Loan Trust
1.072% due 06/25/2037	675	428
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034	1,548	1,457
MASTR Asset-Backed Securities Trust
1.032% due 11/25/2036	108	52
Merrill Lynch Mortgage Investors Trust
1.102% due 02/25/2037	362	176
Morgan Stanley ABS Capital, Inc. Trust
1.042% due 05/25/2037	421	256
Morgan Stanley IXIS Real Estate Capital Trust
1.032% due 11/25/2036	42	20
New Century Home Equity Loan Trust
1.162% due 05/25/2036	820	700
Renaissance Home Equity Loan Trust
1.682% due 08/25/2032	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^	$1,809	$608
1.062% due 11/25/2036 ^	712	263
Soundview Home Loan Trust
1.042% due 11/25/2036	603	253
1.062% due 06/25/2037	345	232

Total Asset-Backed Securities (Cost $12,305)		8,133

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		5,318

Total Short-Term Instruments (Cost $5,318)		5,318

Total Investments in Securities (Cost $1,987,924)		1,935,882

	SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%
PIMCO Short-Term Floating NAV Portfolio III	19,595,832	193,724

Total Short-Term Instruments (Cost $193,728)		193,724

Total Investments in Affiliates (Cost $193,728)		193,724

Total Investments 99.0% (Cost $2,181,652)		$2,129,606

Financial Derivative Instruments (c)(e) 0.2% (Cost or Premiums, net $116)		4,447

Other Assets and Liabilities, net 0.8%		18,143

Net Assets 100.0%		$2,152,196

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$5,318	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(5,426)	$5,318	$5,318

Total Repurchase Agreements						$(5,426)	$5,318	$5,318

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2047	$12,000	$(12,564)	$(12,588)
Fannie Mae, TBA	4.000	05/01/2047	5,000	(5,208)	(5,235)
Fannie Mae, TBA	4.500	05/01/2047	3,000	(3,197)	(3,212)

Total Short Sales				$(20,969)	$(21,035)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	157

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/ (received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$5,318	$0	$0	$5,318	$(5,426)	$(108)

Total Borrowings and Other Financing Transactions	$5,318	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(507,008) at a weighted average interest rate of 0.574%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$110.500	05/26/2017	6,043	$50	$6
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/26/2017	7,796	65	7
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/26/2017	161	1	0

				$116	$13

Total Purchased Options				$116	$13

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	617	$315	$0	$(16)
90-Day Eurodollar June Futures	Short	06/2017	276	107	7	0
90-Day Eurodollar June Futures	Short	06/2018	516	844	0	(32)
90-Day Eurodollar March Futures	Short	03/2018	681	961	0	(34)
90-Day Eurodollar September Futures	Short	09/2017	490	232	12	0
90-Day Eurodollar September Futures	Short	09/2018	188	58	0	(14)
U.S. Treasury 2-Year Note June Futures	Long	06/2017	1,300	242	102	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	3,900	787	640	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	20,427	2,849	4,468	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2017	1,075	727	336	0

Total Futures Contracts				$7,122	$5,565	$(96)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.300%	09/03/2025	$199,800	$286	$1,125	$0	$(335)
Receive	3-Month USD-LIBOR	2.350	10/02/2025	12,100	(125)	(47)	0	(20)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	400	20	31	0	(1)
Receive(1)	3-Month USD-LIBOR	1.500	06/21/2027	73,800	6,200	841	0	(108)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	435,300	12,015	41,891	0	(571)

					$18,396	$43,841	$0	$(1,035)

Total Swap Agreements					$18,396	$43,841	$0	$(1,035)

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(d)	Securities with an aggregate market value of $94,885 and cash of $1,262 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$13	$5,565	$0	$5,578	$0	$(96)	$(1,035)	$(1,131)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	1,000	0	0	(1,000)	0
Notional Amount in $	$0	$148,600	$(74,300)	$0	$(74,300)	$0
Premiums	$0	$(1,389)	$530	$0	$859	$0

As of March 31, 2017, there were no open written options.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	5,565	5,565

	$0	$0	$0	$0	$5,578	$5,578

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$96	$96
Swap Agreements	0	0	0	0	1,035	1,035

	$0	$0	$0	$0	$1,131	$1,131

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	159

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

March 31, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(508)	$(508)
Futures	0	0	0	0	(68,184)	(68,184)
Swap Agreements	0	0	0	0	(18,099)	(18,099)

	$0	$0	$0	$0	$(86,791)	$(86,791)

Over the counter
Written Options	$0	$0	$0	$0	$472	$472

	$0	$0	$0	$0	$(86,319)	$(86,319)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(95)	$(95)
Futures	0	0	0	0	25,963	25,963
Swap Agreements	0	0	0	0	80,455	80,455

	$0	$0	$0	$0	$106,323	$106,323

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$101	$0	$101
Industrials	0	154	0	154
Municipal Bonds & Notes
Iowa	0	1,280	0	1,280
U.S. Government Agencies	0	263,965	0	263,965
U.S. Treasury Obligations	0	1,521,176	0	1,521,176
Non-Agency Mortgage-Backed Securities	0	135,755	0	135,755
Asset-Backed Securities	0	8,133	0	8,133
Short-Term Instruments
Repurchase Agreements	0	5,318	0	5,318

	$0	$1,935,882	$0	$1,935,882

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$193,724	$0	$0	$193,724

Total Investments	$193,724	$1,935,882	$0	$2,129,606

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,035)	$0	$(21,035)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$5,565	$13	$0	$5,578

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(96)	$(1,035)	$0	$(1,131)

Total Financial Derivative Instruments	$5,469	$(1,022)	$0	$4,447

Totals	$199,193	$1,913,825	$0	$2,113,018

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO International Portfolio

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 68.4%

CANADA 6.5%

SOVEREIGN ISSUES 6.5%
Province of Ontario
2.600% due 06/02/2025	CAD	12,300	$9,489
3.150% due 12/15/2017		$25,000	25,319
Province of Quebec
6.250% due 06/01/2032	CAD	10,000	10,559

Total Canada (Cost $43,196)			45,367

DENMARK 20.9%

CORPORATE BONDS & NOTES 20.9%
BRFkredit A/S
2.000% due 10/01/2017	DKK	250,000	36,296
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017		250,000	36,292
Nykredit Realkredit A/S
2.000% due 10/01/2017		250,000	36,290
Realkredit Danmark A/S
2.000% due 01/01/2018		250,000	36,522

Total Denmark (Cost $152,640)			145,400

ITALY 5.0%

SOVEREIGN ISSUES 5.0%
Italy Buoni Poliennali Del Tesoro
0.750% due 01/15/2018	EUR	16,600	17,851
Italy Certificati di Credito del Tesoro
0.000% due 08/30/2017 (b)		16,000	17,091

Total Italy (Cost $35,100)			34,942

UNITED STATES 7.7%

ASSET-BACKED SECURITIES 2.3%
AFC Home Equity Loan Trust
1.488% due 12/22/2027		$1	1
Amortizing Residential Collateral Trust
1.562% due 07/25/2032		58	56
1.682% due 10/25/2031		307	290
Argent Securities Trust
1.072% due 07/25/2036		1,545	686
Asset-Backed Funding Certificates Trust
1.682% due 06/25/2034		551	526
Asset-Backed Securities Corp. Home Equity Loan Trust
1.062% due 05/25/2037		57	40
Bear Stearns Asset-Backed Securities Trust
1.472% due 06/25/2036		459	452
1.642% due 10/25/2032		131	129
BNC Mortgage Loan Trust
1.082% due 05/25/2037		107	106
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033		30	29
Countrywide Asset-Backed Certificates
1.722% due 05/25/2032		140	135
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032		138	123
Credit-Based Asset Servicing and Securitization LLC
1.042% due 11/25/2036		46	27
1.052% due 01/25/2037 ^		351	136
Equity One Mortgage Pass-Through Trust
1.582% due 04/25/2034		495	424
Home Equity Asset Trust
1.582% due 11/25/2032		1	1
HSI Asset Securitization Corp. Trust
1.032% due 10/25/2036		34	19
Lehman XS Trust
1.132% due 04/25/2037 ^		67	53
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034		28	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
1.062% due 09/25/2037	$42	$16
Morgan Stanley ABS Capital, Inc. Trust
1.042% due 05/25/2037	117	71
1.082% due 11/25/2036	8,939	5,529
SLM Student Loan Trust
2.538% due 04/25/2023	6,913	7,057
Soundview Home Loan Trust
1.042% due 11/25/2036	302	126
Structured Asset Securities Corp. Mortgage Loan Trust
2.284% due 04/25/2035	12	11
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036	33	16

		16,085

CORPORATE BONDS & NOTES 0.8%
Marriott International, Inc.
6.750% due 05/15/2018	5,000	5,268

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%
American Home Mortgage Investment Trust
3.225% due 10/25/2034	7	7
Bear Stearns ALT-A Trust
3.155% due 08/25/2036 ^	46	35
3.239% due 01/25/2036 ^	1,378	1,203
Citigroup Mortgage Loan Trust, Inc.
3.067% due 08/25/2035	70	69
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	311	277
1.142% due 02/25/2047	163	139
1.158% due 02/20/2047 ^	6,978	5,091
1.188% due 03/20/2046	578	484
1.262% due 02/25/2037	187	155
1.282% due 08/25/2035	606	521
1.282% due 12/25/2035	1,159	971
1.332% due 09/25/2035	1,894	1,673
1.502% due 12/25/2035	78	65
Countrywide Home Loan Mortgage Pass-Through Trust
1.442% due 05/25/2035	209	174
1.562% due 03/25/2035 ^	859	674
1.562% due 04/25/2035	7	6
1.582% due 03/25/2035	45	39
1.622% due 03/25/2035	4,604	3,643
1.642% due 02/25/2035	15	13
1.742% due 09/25/2034	15	14
3.122% due 08/25/2034 ^	36	31
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	22	23
Deutsche ALT-B Securities, Inc.
1.082% due 10/25/2036 ^	5	3
Downey Savings & Loan Association Mortgage Loan Trust
1.188% due 03/19/2045	773	690
1.238% due 08/19/2045	284	245
1.308% due 09/19/2045	2,225	1,676
GreenPoint Mortgage Funding Trust
1.442% due 06/25/2045	2,142	1,894
HarborView Mortgage Loan Trust
1.218% due 06/19/2035	514	471
1.218% due 01/19/2036 ^	149	100
1.218% due 03/19/2036	2,204	1,668
1.228% due 01/19/2036	2,893	1,920
1.288% due 11/19/2035	375	308
1.308% due 09/19/2035	29	25
1.318% due 06/20/2035	81	78
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.065% due 10/25/2035	40	37
Residential Accredit Loans, Inc. Trust
1.192% due 04/25/2046	176	90
Sequoia Mortgage Trust
1.328% due 07/20/2033	948	894
1.678% due 10/19/2026	10	10
2.151% due 10/20/2034	410	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
1.558% due 07/19/2034		$5	$5
Thornburg Mortgage Securities Trust
1.522% due 03/25/2044		158	148
WaMu Mortgage Pass-Through Certificates Trust
1.272% due 10/25/2045		38	38
1.292% due 01/25/2045		22	21
1.424% due 12/25/2046		193	183
1.622% due 01/25/2045		21	20
1.622% due 07/25/2045		21	20
1.838% due 11/25/2042		4	3
1.866% due 02/27/2034		10	10
2.038% due 08/25/2042		14	13
2.116% due 10/25/2046		52	49
2.116% due 11/25/2046		506	459
Wells Fargo Mortgage-Backed Securities Trust
3.044% due 09/25/2034		129	132
3.144% due 04/25/2036		13	13

			26,927

U.S. GOVERNMENT AGENCIES 0.7%
Fannie Mae
1.102% due 03/25/2034		12	12
1.132% due 08/25/2034		7	7
1.332% due 09/25/2042		44	44
1.382% due 06/25/2029		3	3
2.887% due 12/01/2034		11	12
2.942% due 11/01/2034		36	38
3.061% due 12/01/2030		3	3
6.000% due 07/25/2044		23	26
7.000% due 09/25/2023		15	16
8.800% due 01/25/2019		10	10
Freddie Mac
1.132% due 09/25/2035		2,149	2,147
1.142% due 02/15/2019		176	176
1.262% due 09/25/2031		29	29
1.362% due 12/15/2031		2	1
1.796% due 02/25/2045		46	47
1.814% due 10/25/2044		97	98
2.014% due 07/25/2044		29	29
2.979% due 10/01/2036		51	55
6.500% due 07/15/2028		300	337
Ginnie Mae
2.000% due 03/20/2022 - 02/20/2025		62	63
2.125% due 04/20/2022 - 06/20/2030		711	734
2.250% due 11/20/2022 - 11/20/2024		174	179
6.000% due 08/20/2034		580	655
Small Business Administration
4.625% due 02/01/2025		25	27
5.090% due 10/01/2025		13	14

			4,762

Total United States (Cost $63,555)			53,042

SHORT-TERM INSTRUMENTS 28.3%

REPURCHASE AGREEMENTS (c) 1.5%

JAPAN TREASURY BILLS 19.3%
			10,252

(0.265)% due 05/08/2017 - 06/05/2017 †(a)(b)	JPY	14,940,000	134,220

SPAIN TREASURY BILLS 5.0%
(0.327)% due 10/13/2017 - 12/08/2017 (a)(b)	EUR	32,800	35,072

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	161

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.5%
0.613% due 04/20/2017 - 05/11/2017 (a)(b)(e)(g)	$17,378	$17,371

Total Short-Term Instruments (Cost $195,800)		196,915

Total Investments in Securities (Cost $490,291)		475,666

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.2%

SHORT-TERM INSTRUMENTS 31.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.2%
PIMCO Short-Term Floating NAV Portfolio III	21,908,764	$216,590

Total Short-Term Instruments (Cost $216,518)		216,590

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $216,518)	$216,590

Total Investments 99.6% (Cost $706,809)	$692,256

Financial Derivative Instruments (d)(f) 0.6% (Cost or Premiums, net $521)	4,136

Other Assets and Liabilities, net (0.2)%	(1,438)

Net Assets 100.0%	$694,954

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
†	All or a portion of this security is owned by PIMCO International Portfolio Subsidiary LLC, which is a 100% owned subsidiary of the Portfolio.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$10,252	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(10,460)	$10,252	$10,252

Total Repurchase Agreements						$(10,460)	$10,252	$10,252

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$10,252	$0	$0	$10,252	$(10,460)	$(208)

Total Borrowings and Other Financing Transactions	$10,252	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Call - MSE Canada Government 10-Year Bond June Futures	CAD	150.000	05/19/2017	936	$8	$3
Call - OSE Japan Government 10-Year Bond May Futures	JPY	152.000	04/28/2017	129	12	12

					$20	$15

Total Purchased Options					$20	$15

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	2,800	$34	$75	$0
Call Options Strike @ EUR 153.000 on Euro-Oat June Futures	Long	06/2017	3,000	93	96	0
Canada Government 10-Year Bond June Futures	Short	06/2017	936	203	204	(2)
Euro-BTP Italy Government Bond June Futures	Short	06/2017	140	(74)	22	(9)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	570	265	124	(12)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	3,200	(1,555)	1,415	0
Japan Government 10-Year Bond June Futures	Short	06/2017	129	(18)	202	0
Put Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	194	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	246	0	0	0
Put Options Strike @ EUR 149.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	170	0	0	0
United Kingdom Long Gilt June Futures	Short	06/2017	600	67	68	(1)

Total Futures Contracts				$(985)	$2,206	$(24)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.200%	06/16/2026	CAD	24,200	$(627)	$(130)	$127	$0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		6,200	650	711	21	0
Pay(1)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	33,000	(70)	(14)	30	0
Receive(1)	6-Month EUR-EURIBOR	1.000	09/20/2027		239,966	3,336	1,369	166	0
Receive(1)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	98,800	(515)	133	0	(324)
Receive(1)	6-Month GBP-LIBOR	1.500	09/20/2027		187,200	(5,923)	(1,314)	0	(1,171)
Receive(1)	6-Month GBP-LIBOR	1.750	03/21/2048		31,500	(3,235)	(2,110)	0	(445)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	28,900,000	(1,603)	(333)	284	0
Receive(1)	6-Month JPY-LIBOR	0.300	09/20/2027		5,700,000	26	66	77	0

						$(7,961)	$(1,622)	$705	$(1,940)

Total Swap Agreements						$(7,961)	$(1,622)	$705	$(1,940)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(e)	Securities with an aggregate market value of $6,251 and cash of $25,371 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability(2)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(3)	$15	$2,206	$785	$3,006	$0	$(24)	$(2,117)	$(2,141)

(1)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $80 and liability of $(177) for closed swap agreements is outstanding at period end.
(3)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2017			$3,641	DKK	24,947	$0	$(64)
	04/2017			1,775	EUR	1,648	0	(17)
	04/2017			2,083	JPY	231,646	0	(2)
	05/2017		JPY	231,646		$2,085	2	0
	06/2017	†		450,000		3,962	0	(89)
	07/2017		DKK	24,947		3,658	64	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	163

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BPS	04/2017		CAD	2,094		$1,597	$23	$0
	04/2017		EUR	31,289		33,247	0	(132)
	04/2017			$41,297	EUR	38,291	0	(448)
	05/2017		EUR	38,291		$41,350	449	0
	01/2018		DKK	250,000		36,629	232	0
CBK	04/2017		AUD	523		400	1	0
	04/2017		EUR	5,989		6,329	0	(60)
	04/2017			$945	CAD	1,263	5	0
	04/2017			4,459	JPY	494,100	0	(20)
	05/2017	†	JPY	14,534,100		$130,378	21	(351)
	06/2017	†		450,000		3,963	0	(88)
	06/2017		KRW	80,884,957		71,504	0	(936)
	10/2017			$2,581	DKK	17,720	0	(16)
FBF	06/2017		TWD	2,981,379		$97,846	0	(704)
GLM	04/2017		CAD	62,542		47,739	711	(2)
	04/2017		EUR	1,613		1,754	33	0
	04/2017		GBP	7,616		9,470	0	(72)
	04/2017		JPY	494,100		4,459	21	0
	04/2017			$4,402	EUR	4,138	25	(13)
	04/2017			13,437	GBP	10,964	299	0
	10/2017		DKK	631,590		$96,556	5,123	0
HUS	04/2017			257,227		37,141	255	0
	04/2017		JPY	231,646		2,063	0	(18)
JPM	04/2017		CHF	12		12	0	0
	04/2017		EUR	3,683		3,970	41	0
	04/2017		NZD	924		657	9	0
	05/2017		EUR	31,122		33,278	35	0
MSB	04/2017		GBP	8,767		10,995	11	0
	04/2017			$22,955	CAD	30,735	157	0
	06/2017		SGD	107,319		$76,230	0	(536)
NAB	04/2017			$24,569	CAD	32,891	165	0
	05/2017		CAD	32,891		$24,579	0	(164)
RBC	04/2017			1,578		1,183	0	(3)
SCX	04/2017			$982	CAD	1,325	15	0
	04/2017			2,212	GBP	1,817	65	0
	06/2017		KRW	7,977,820		$6,929	0	(216)
UAG	04/2017		EUR	1,503		1,623	20	0
	06/2017		KRW	24,229,658		21,130	0	(570)
	06/2017		TWD	3,084,603		101,043	0	(920)
	10/2017		DKK	136,130		20,778	1,069	0

Total Forward Foreign Currency Contracts							$8,851	$(5,441)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CAD	CAD	1.260	04/27/2017	$	3,500	$1	$0

BPS	Put - OTC USD versus KRW	KRW	1,025.000	04/26/2017		3,500	0	0

JPM	Put - OTC USD versus TWD	TWD	27.800	06/27/2017		13,000	4	1

							$5	$1

Total Purchased Options							$5	$1

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	89,000	$	549,000	$	(137,000)	$	(425,500)	$	(75,500)	$	0
Notional Amount in AUD	AUD	75,000	AUD	961,000	AUD	0	AUD	(843,000)	AUD	(193,000)	AUD	0
Notional Amount in EUR	EUR	240,000	EUR	135,000	EUR	(60,000)	EUR	(195,000)	EUR	(120,000)	EUR	0
Notional Amount in GBP	GBP	0	GBP	155,500	GBP	0	GBP	(105,500)	GBP	(50,000)	GBP	0
Premiums	$	(2,377)	$	(8,759)	$	1,186	$	7,020	$	2,930	$	0

As of March 31, 2017, there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Computer Sciences Corp.	(1.160)%	03/20/2018	0.091%	$ 4,600	$(70)	$20	$0	$(50)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.490)	06/20/2018	0.068	5,000	566	(656)	0	(90)

						$496	$(636)	$0	$(140)

Total Swap Agreements						$496	$(636)	$0	$(140)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $4,110 and cash of $820 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
PIMCO International Portfolio
BOA	$66	$0	$0	$66	$(83)	$0	$(140)	$(223)	$(157)	$135	$(22)
BPS	704	0	0	704	(580)	0	0	(580)	124	401	525
CBK	27	0	0	27	(1,032)	0	0	(1,032)	(1,005)	1,402	397
FBF	0	0	0	0	(704)	0	0	(704)	(704)	1,006	302
GLM	6,212	0	0	6,212	(87)	0	0	(87)	6,125	(5,950)	175
HUS	255	0	0	255	(18)	0	0	(18)	237	4	241
JPM	85	1	0	86	0	0	0	0	86	23	109
MSB	168	0	0	168	(536)	0	0	(536)	(368)	622	254
NAB	165	0	0	165	(164)	0	0	(164)	1	0	1
RBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	80	0	0	80	(216)	0	0	(216)	(136)	0	(136)
UAG	1,089	0	0	1,089	(1,490)	0	0	(1,490)	(401)	519	118

PIMCO International Portfolio Subsidiary LLC (Subsidiary)
BOA	0	0	0	0	(89)	0	0	(89)	(89)	0	(89)
CBK	0	0	0	0	(439)	0	0	(439)	(439)	820	381

Total Over the Counter	$8,851	$1	$0	$8,852	$(5,441)	$0	$(140)	$(5,581)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	165

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	2,206	2,206
Swap Agreements	0	0	0	0	785	785

	$0	$0	$0	$0	$3,006	$3,006

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,851	$0	$8,851
Purchased Options	0	0	0	1	0	1

	$0	$0	$0	$8,852	$0	$8,852

	$0	$0	$0	$8,852	$3,006	$11,858

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	0	0	0	2,117	2,117

	$0	$0	$0	$0	$2,141	$2,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,441	$0	$5,441
Swap Agreements	0	140	0	0	0	140

	$0	$140	$0	$5,441	$0	$5,581

	$0	$140	$0	$5,441	$2,141	$7,722

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(87)	$(87)
Futures	0	0	0	0	11,798	11,798
Swap Agreements	0	0	0	0	(19,940)	(19,940)

	$0	$0	$0	$0	$(8,229)	$(8,229)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(45,643)	$0	$(45,643)
Purchased Options	0	0	0	(371)	0	(371)
Written Options	0	0	0	7,534	0	7,534
Swap Agreements	0	197	0	0	0	197

	$0	$197	$0	$(38,480)	$0	$(38,283)

	$0	$197	$0	$(38,480)	$(8,229)	$(46,512)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,429)	$(1,429)
Swap Agreements	0	0	0	0	2,612	2,612

	$0	$0	$0	$0	$1,183	$1,183

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,168	$0	$24,168
Purchased Options	0	0	0	53	0	53
Written Options	0	0	0	2,961	0	2,961
Swap Agreements	0	93	0	0	0	93

	$0	$93	$0	$27,182	$0	$27,275

	$0	$93	$0	$27,182	$1,183	$28,458

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$45,367	$0	$45,367
Denmark
Corporate Bonds & Notes	0	145,400	0	145,400
Italy
Sovereign Issues	0	34,942	0	34,942
United States
Asset-Backed Securities	0	16,085	0	16,085
Corporate Bonds & Notes	0	5,268	0	5,268
Non-Agency Mortgage- Backed Securities	0	26,927	0	26,927
U.S. Government Agencies	0	4,762	0	4,762
Short-Term Instruments
Repurchase Agreements	0	10,252	0	10,252
Japan Treasury Bills	0	134,220	0	134,220
Spain Treasury Bills	0	35,072	0	35,072
U.S. Treasury Bills	0	17,371	0	17,371

	$0	$475,666	$0	$475,666

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$216,590	$0	$0	$216,590

Total Investments	$216,590	$475,666	$0	$692,256

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,221	$705	$0	$2,926
Over the counter	0	8,852	0	8,852

	$2,221	$9,557	$0	$11,778

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(24)	(1,940)	0	(1,964)
Over the counter	0	(5,581)	0	(5,581)

	$(24)	$(7,521)	$0	$(7,545)

Total Financial Derivative Instruments	$2,197	$2,036	$0	$4,233

Totals	$218,787	$477,702	$0	$696,489

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	167

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.3%

CORPORATE BONDS & NOTES 30.3%

BANKING & FINANCE 18.4%
AerCap Ireland Capital DAC
2.750% due 05/15/2017		$40,600	$40,654
African Development Bank
0.750% due 11/03/2017		460	459
American Express Bank FSB
6.000% due 09/13/2017		9,710	9,903
American Express Co.
7.000% due 03/19/2018		20,000	21,007
American Express Credit Corp.
1.875% due 11/05/2018		18,800	18,836
American Honda Finance Corp.
1.193% due 07/14/2017		1,150	1,151
1.500% due 11/19/2018		13,700	13,662
1.518% due 04/12/2018		10,000	9,988
American International Group, Inc.
5.850% due 01/16/2018		82,702	85,350
ANZ New Zealand International Ltd.
1.557% due 04/27/2017		33,990	34,001
Bank Nederlandse Gemeenten NV
1.093% due 07/14/2017		113,026	113,035
1.319% due 05/15/2018		99,400	99,699
Bank of America Corp.
1.585% due 05/02/2017		7,000	7,001
1.662% due 08/25/2017		10,600	10,619
1.700% due 08/25/2017		12,805	12,826
2.000% due 01/11/2018		37,289	37,391
5.750% due 12/01/2017		28,355	29,108
6.000% due 09/01/2017		17,806	18,128
6.400% due 08/28/2017		47,300	48,223
Bank of America N.A.
1.458% due 05/08/2017		26,125	26,137
1.550% due 06/05/2017		54,350	54,390
Bank of Nova Scotia
1.250% due 04/11/2017		12,000	12,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.416% due 09/08/2017		8,950	8,950
1.450% due 09/08/2017		2,789	2,787
Bayer U.S. Finance LLC
1.285% due 10/06/2017		3,500	3,497
Bear Stearns Cos. LLC
6.400% due 10/02/2017		23,154	23,712
7.250% due 02/01/2018		45,733	47,802
Berkshire Hathaway Finance Corp.
1.161% due 08/14/2017		1,825	1,826
BNP Paribas S.A.
1.494% due 05/07/2017		19,270	19,274
2.375% due 09/14/2017		12,500	12,538
BPCE S.A.
1.766% due 06/23/2017		17,640	17,657
1.778% due 06/17/2017		115,950	116,079
BRFkredit A/S
1.000% due 01/01/2018	DKK	514,800	74,747
1.000% due 04/01/2018		87,400	12,771
1.000% due 10/01/2018		179,500	26,358
2.000% due 01/01/2018		101,000	14,786
4.000% due 01/01/2018		174,700	25,956
Caisse Centrale Desjardins
1.550% due 09/12/2017		$5,500	5,502
Citibank N.A.
1.492% due 03/20/2019		131,200	131,263
Citigroup, Inc.
1.550% due 08/14/2017		35,935	35,932
1.754% due 11/24/2017		4,000	4,014
1.850% due 11/24/2017		46,838	46,927
2.739% due 05/15/2018		4,700	4,771
6.125% due 11/21/2017		36,300	37,336
Cooperatieve Rabobank UA
1.369% due 04/28/2017		11,375	11,378
Credit Agricole S.A.
1.644% due 06/02/2017		46,200	46,227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.665% due 06/12/2017		$185,750	$185,880
3.000% due 10/01/2017		5,000	5,034
Credit Suisse AG
1.375% due 05/26/2017		21,428	21,432
1.542% due 05/26/2017		2,000	2,001
1.750% due 01/29/2018		19,525	19,542
Dexia Credit Local S.A.
1.286% due 06/09/2017		37,000	37,003
1.300% due 06/05/2018		6,575	6,561
1.756% due 03/23/2018		19,749	19,818
DLR Kredit A/S
1.000% due 04/01/2017	DKK	552,000	79,501
DNB Bank ASA
3.200% due 04/03/2017		$28,197	28,197
DNB Boligkreditt A/S
2.375% due 04/11/2017	EUR	70,000	74,834
Erste Abwicklungsanstalt
1.125% due 02/12/2018		$3,800	3,788
1.249% due 01/29/2018		26,000	26,027
European Investment Bank
1.079% due 10/09/2018		13,244	13,259
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		53,700	53,692
1.949% due 01/09/2018		4,834	4,853
3.000% due 06/12/2017		17,335	17,385
6.625% due 08/15/2017		38,380	39,083
General Motors Financial Co., Inc.
2.625% due 07/10/2017		49,525	49,668
3.000% due 09/25/2017		13,137	13,217
4.750% due 08/15/2017		33,900	34,271
Goldman Sachs Group, Inc.
1.725% due 06/04/2017		86,040	86,119
1.931% due 12/15/2017		139,065	139,576
2.139% due 11/15/2018		25,509	25,785
2.239% due 04/30/2018		49,162	49,605
2.900% due 07/19/2018		4,000	4,053
6.150% due 04/01/2018		950	990
HSBC Bank PLC
1.679% due 05/15/2018		6,350	6,371
HSBC USA, Inc.
1.500% due 11/13/2017		3,236	3,237
1.625% due 01/16/2018		58,720	58,690
1.700% due 03/05/2018		43,000	43,027
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		11,000	10,996
Hyundai Capital Services, Inc.
3.500% due 09/13/2017		2,710	2,731
International Bank for Reconstruction & Development
0.800% due 10/13/2017		2,500	2,499
International Lease Finance Corp.
8.875% due 09/01/2017		2,930	3,023
JPMorgan Chase & Co.
1.565% due 03/01/2018		22,300	22,371
1.588% due 04/25/2018		13,145	13,201
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.875% due 04/10/2017		4,000	4,000
1.079% due 10/05/2017		30,100	30,112
Macquarie Bank Ltd.
1.600% due 10/27/2017		3,400	3,400
1.662% due 10/27/2017		9,360	9,389
Manufacturers & Traders Trust Co.
1.338% due 07/25/2017		2,800	2,802
Metropolitan Life Global Funding
1.950% due 12/03/2018		4,900	4,910
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017		7,200	7,201
Mizuho Bank Ltd.
1.300% due 04/16/2017		11,204	11,205
1.793% due 03/26/2018		14,400	14,429
Morgan Stanley
2.318% due 04/25/2018		19,739	19,947
6.250% due 08/28/2017		20,600	20,997
MUFG Union Bank N.A.
1.434% due 05/05/2017		1,050	1,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Australia Bank Ltd.
1.300% due 06/30/2017		$12,875	$12,881
1.432% due 06/30/2017		7,500	7,505
2.000% due 06/20/2017		17,500	17,527
Nederlandse Waterschapsbank NV
1.142% due 10/13/2017		13,250	13,260
1.266% due 02/14/2018		115,609	115,824
New York Life Global Funding
1.405% due 04/06/2018		4,300	4,317
1.450% due 12/15/2017		2,080	2,080
Nordea Bank AB
1.250% due 04/04/2017		16,470	16,470
1.358% due 04/04/2017		3,250	3,250
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	107,100	15,578
2.000% due 10/01/2017		115,500	16,798
2.000% due 01/01/2018		239,600	35,107
2.000% due 04/01/2018		18,000	2,651
NRW Bank
1.000% due 05/22/2017		$12,400	12,400
1.263% due 10/16/2017		26,660	26,692
1.302% due 06/18/2018		12,500	12,521
Nykredit Realkredit A/S
1.000% due 01/01/2018	DKK	301,100	43,760
1.000% due 04/01/2018		615,200	89,790
2.000% due 04/01/2017		477,300	68,564
2.000% due 01/01/2018		48,700	7,139
2.000% due 04/01/2018		53,200	7,840
4.000% due 01/01/2018		30,100	4,455
Oesterreichische Kontrollbank AG
1.152% due 09/18/2018 (d)		$23,000	23,003
Principal Life Global Funding
1.555% due 12/01/2017		5,300	5,318
2.250% due 10/15/2018		5,700	5,741
Protective Life Global Funding
1.656% due 06/08/2018		20,400	20,414
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	558,700	80,265
1.000% due 01/01/2018		248,300	36,139
1.000% due 04/01/2018		859,900	125,516
2.000% due 04/01/2017		586,000	84,214
2.000% due 01/01/2018		106,400	15,572
2.000% due 04/01/2018		254,800	37,519
Santander UK PLC
1.562% due 09/29/2017		$5,000	5,002
1.650% due 09/29/2017		22,300	22,334
Shinhan Bank
1.659% due 04/08/2017		30,525	30,526
4.375% due 07/27/2017		46,200	46,587
Sumitomo Mitsui Banking Corp.
1.335% due 07/11/2017		28,500	28,512
1.500% due 01/18/2018		8,648	8,640
1.603% due 01/16/2018		25,735	25,808
Svensk Exportkredit AB
1.214% due 11/10/2017		2,570	2,572
1.250% due 10/04/2018		46,220	46,259
1.413% due 11/09/2017		43,380	43,477
Svenska Handelsbanken AB
2.875% due 04/04/2017		2,000	2,000
Swedbank AB
2.125% due 09/29/2017		16,130	16,182
Swedbank Hypotek AB
2.375% due 04/05/2017		2,000	2,000
Synchrony Financial
2.438% due 11/09/2017		6,900	6,939
Toronto-Dominion Bank
1.125% due 05/02/2017		20,500	20,499
1.400% due 04/30/2018		10,136	10,123
Toyota Motor Credit Corp.
1.482% due 07/13/2018		1,427	1,432
U.S. Bank N.A.
1.375% due 09/11/2017		3,900	3,902
UBS AG
1.375% due 06/01/2017		23,500	23,505
1.416% due 08/14/2017		3,000	3,002

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.615% due 06/01/2017	$75,025	$75,081
Ventas Realty LP
1.250% due 04/17/2017	16,218	16,218
Wachovia Corp.
1.401% due 06/15/2017	8,200	8,203
Wells Fargo & Co.
1.500% due 01/16/2018	350	349
1.671% due 04/23/2018	64,920	65,234
Wells Fargo Bank N.A.
1.391% due 06/15/2017	31,500	31,509
1.650% due 01/22/2018	3,600	3,598
1.652% due 09/07/2017	62,850	62,987
1.781% due 01/22/2018	37,100	37,293

		4,392,303

INDUSTRIALS 8.0%
AbbVie, Inc.
2.000% due 11/06/2018	5,773	5,792
Actavis Funding SCS
1.300% due 06/15/2017	15,951	15,950
2.350% due 03/12/2018	53,174	53,418
Actavis, Inc.
1.875% due 10/01/2017	35,646	35,684
Aetna, Inc.
1.700% due 06/07/2018	1,600	1,601
1.756% due 12/08/2017	43,915	44,086
Amgen, Inc.
1.250% due 05/22/2017	9,500	9,500
1.430% due 05/22/2017	114,100	114,157
2.125% due 05/15/2017	38,695	38,739
5.700% due 02/01/2019	7,671	8,208
5.850% due 06/01/2017	6,300	6,342
Anheuser-Busch InBev Worldwide, Inc.
1.375% due 07/15/2017	3,000	2,997
6.500% due 07/15/2018	5,500	5,833
Autodesk, Inc.
1.950% due 12/15/2017	2,000	2,004
BAT International Finance PLC
2.125% due 06/07/2017	29,418	29,442
Beam Suntory, Inc.
1.875% due 05/15/2017	11,950	11,958
Becton Dickinson and Co.
1.800% due 12/15/2017	541	542
BMW U.S. Capital LLC
1.404% due 06/02/2017	44,000	44,012
Canadian Natural Resources Ltd.
5.900% due 02/01/2018	2,100	2,169
Carnival Corp.
1.875% due 12/15/2017	1,800	1,803
Caterpillar Financial Services Corp.
1.276% due 06/09/2017	50,755	50,768
Chevron Corp.
1.344% due 11/09/2017	9,700	9,704
1.398% due 11/09/2017	39,100	39,187
1.537% due 05/16/2018	27,260	27,400
ConocoPhillips Co.
1.050% due 12/15/2017	8,825	8,793
5.200% due 05/15/2018	5,408	5,619
Daimler Finance North America LLC
1.374% due 08/01/2017	35,100	35,135
1.375% due 08/01/2017	35,420	35,418
1.484% due 03/02/2018	81,550	81,697
1.502% due 05/18/2018	8,500	8,528
1.650% due 03/02/2018	31,394	31,376
1.650% due 05/18/2018	11,000	10,989
1.745% due 08/03/2017	40,650	40,743
1.875% due 01/11/2018	1,100	1,101
2.400% due 04/10/2017	13,100	13,102
Deutsche Telekom International Finance BV
6.750% due 08/20/2018	6,600	7,039
Dow Chemical Co.
5.700% due 05/15/2018	815	851
eBay, Inc.
1.239% due 07/28/2017	6,200	6,202
2.500% due 03/09/2018	11,800	11,892

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	$23,601	$23,629
Enbridge, Inc.
1.514% due 06/02/2017	600	600
Enterprise Products Operating LLC
6.300% due 09/15/2017	1,400	1,429
Experian Finance PLC
2.375% due 06/15/2017	34,630	34,679
Exxon Mobil Corp.
1.654% due 02/28/2018	64,000	64,389
Fidelity National Information Services, Inc.
2.850% due 10/15/2018	1,300	1,318
General Electric Co.
2.300% due 04/27/2017	2,000	2,001
5.250% due 12/06/2017	5,900	6,050
Goldcorp, Inc.
2.125% due 03/15/2018	16,135	16,178
Humana, Inc.
7.200% due 06/15/2018	2,500	2,657
Hyundai Capital America
4.000% due 06/08/2017	6,520	6,547
Kraft Heinz Foods Co.
6.125% due 08/23/2018	20,900	22,107
LVMH Moet Hennessy Louis Vuitton SE
1.625% due 06/29/2017	10,240	10,244
NBCUniversal Enterprise, Inc.
1.707% due 04/15/2018	39,153	39,398
Nissan Motor Acceptance Corp.
1.500% due 03/02/2018	14,000	13,967
1.800% due 03/15/2018	580	580
1.950% due 09/12/2017	76,833	76,912
ONEOK Partners LP
2.000% due 10/01/2017	7,220	7,229
Penske Truck Leasing Co. LP
2.875% due 07/17/2018	1,600	1,621
3.375% due 03/15/2018	5,750	5,841
3.750% due 05/11/2017	16,715	16,753
Petroleos Mexicanos
5.750% due 03/01/2018	25,000	25,825
Philip Morris International, Inc.
1.125% due 08/21/2017	2,300	2,298
1.250% due 08/11/2017	6,300	6,299
Phillips 66
2.950% due 05/01/2017	80,566	80,658
Reynolds American, Inc.
2.300% due 06/12/2018	3,095	3,115
Samsung Electronics America, Inc.
1.750% due 04/10/2017	800	800
Schlumberger Investment S.A.
1.250% due 08/01/2017	11,513	11,504
Schlumberger Norge A/S
1.250% due 08/01/2017	2,000	1,998
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	54,570	54,570
Statoil ASA
1.238% due 11/09/2017	14,150	14,169
1.329% due 05/15/2018	23,782	23,824
1.498% due 11/08/2018	42,431	42,677
3.125% due 08/17/2017	1,900	1,912
Suntory Holdings Ltd.
1.650% due 09/29/2017	3,000	3,001
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	185,083	185,282
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	19,614	19,614
Time Warner Cable LLC
5.850% due 05/01/2017	147,364	147,819
Time Warner Cos., Inc.
7.250% due 10/15/2017	1,805	1,860
Total Capital Canada Ltd.
1.450% due 01/15/2018	8,000	7,999
Total Capital International S.A.
1.550% due 06/28/2017	800	801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UnitedHealth Group, Inc.
1.400% due 10/15/2017	$3,800	$3,800
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	22,515	22,504
1.423% due 05/23/2017	23,690	23,697
Wm Wrigley Jr. Co.
2.000% due 10/20/2017	1,332	1,336
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	24,335	24,335

		1,925,607

UTILITIES 3.9%
AT&T, Inc.
1.400% due 12/01/2017	5,000	4,997
1.700% due 06/01/2017	10,825	10,828
1.750% due 01/15/2018	19,585	19,596
5.500% due 02/01/2018	50,050	51,616
5.600% due 05/15/2018	18,000	18,750
5.800% due 02/15/2019	12,500	13,354
BP Capital Markets America, Inc.
4.200% due 06/15/2018	2,000	2,058
BP Capital Markets PLC
1.375% due 11/06/2017	6,360	6,355
1.386% due 08/14/2018	114,500	114,803
1.459% due 02/13/2018	1,000	1,002
1.544% due 05/10/2018	17,294	17,357
1.783% due 09/26/2018	79,262	79,790
1.846% due 05/05/2017	3,100	3,101
2.241% due 09/26/2018	4,500	4,533
British Telecommunications PLC
5.950% due 01/15/2018	23,148	23,914
Duke Energy Corp.
1.378% due 04/03/2017	2,000	2,000
1.625% due 08/15/2017	24,300	24,321
Engie S.A.
1.625% due 10/10/2017	1,100	1,100
Kentucky Power Co.
6.000% due 09/15/2017	8,500	8,661
NextEra Energy Capital Holdings, Inc.
1.586% due 06/01/2017	7,300	7,302
2.056% due 09/01/2017	57,919	58,112
Pacific Gas & Electric Co.
5.625% due 11/30/2017	5,000	5,134
Shell International Finance BV
1.250% due 11/10/2017	2,100	2,100
1.354% due 05/10/2017	51,800	51,818
1.614% due 11/10/2018	22,660	22,826
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	355	356
Sinopec Group Overseas Development Ltd.
1.790% due 04/10/2017	152,521	152,525
TECO Finance, Inc.
6.572% due 11/01/2017	1,389	1,427
Verizon Communications, Inc.
1.506% due 06/09/2017	51,238	51,262
2.871% due 09/14/2018	148,572	151,750
Vodafone Group PLC
1.250% due 09/26/2017	12,842	12,832

		925,580

Total Corporate Bonds & Notes (Cost $7,239,323)		7,243,490

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Nassau County, New York General Obligation Notes, Series 2016
1.400% due 12/15/2017	21,100	21,126

Total Municipal Bonds & Notes (Cost $21,100)		21,126

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	169

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.3%
Federal Farm Credit Bank
1.150% due 06/14/2017		$56,500	$56,541
Federal Home Loan Bank
0.789% due 07/09/2018		16,400	16,421
0.957% due 10/27/2017		6,000	6,009

Total U.S. Government Agencies (Cost $78,904)			78,971

U.S. TREASURY OBLIGATIONS 3.1%
U.S. Treasury Notes
0.750% due 01/31/2018 (f)(h)		135,600	135,282
0.875% due 01/31/2018		209,000	208,723
2.625% due 01/31/2018		395,000	400,185

Total U.S. Treasury Obligations (Cost $744,444)			744,190

ASSET-BACKED SECURITIES 0.6%
Ally Auto Receivables Trust
0.830% due 02/15/2018		20,126	20,126
CarMax Auto Owner Trust
0.850% due 02/15/2018		31,838	31,838
Dell Equipment Finance Trust
0.850% due 07/24/2017		615	615
Ford Credit Auto Lease Trust
1.100% due 04/15/2018		38,000	38,001
Ford Credit Auto Owner Trust
0.840% due 02/15/2018		6,647	6,644
Securitized Term Auto Receivables Trust
0.880% due 02/26/2018		38,584	38,585

Total Asset-Backed Securities (Cost $135,810)			135,809

SOVEREIGN ISSUES 2.8%
Caisse d’Amortissement de la Dette Sociale
1.511% due 03/15/2018		17,000	17,039
Czech Republic Government International Bond
0.850% due 03/17/2018	CZK	664,000	26,677
Development Bank of Japan, Inc.
1.875% due 10/03/2018		$20,000	20,035
Export Development Canada
0.625% due 04/27/2017		7,350	7,350
1.004% due 02/28/2019		200,000	199,981
1.073% due 01/17/2018		26,000	25,999
1.080% due 07/20/2018		15,000	14,999
Export-Import Bank of Korea
1.442% due 05/20/2017		22,750	22,753
1.634% due 05/12/2017		9,795	9,796
Japan Bank for International Cooperation
1.750% due 07/31/2018		10,200	10,206
1.750% due 11/13/2018		6,500	6,492
Japan Finance Corp.
0.368% due 05/10/2017 †	JPY	1,000,000	8,988
Japan Finance Organization for Municipalities
0.230% due 10/27/2017 †		600,000	5,399
1.375% due 02/05/2018		$1,000	997
1.500% due 09/12/2017		7,866	7,859
Japan Student Services Organization
0.100% due 11/20/2017 †	JPY	2,100,000	18,879
Kommunalbanken A/S
1.232% due 02/20/2018		$4,000	4,006
1.375% due 06/08/2017		5,000	5,002
Korea Development Bank
2.250% due 08/07/2017		8,880	8,900
3.875% due 05/04/2017		8,500	8,515
Korea Expressway Corp.
1.625% due 04/28/2017		500	500
Korea Gas Corp.
2.250% due 07/25/2017		7,000	7,016
2.875% due 07/29/2018		19,900	20,156
Korea Land & Housing Corp.
1.875% due 08/02/2017		4,859	4,858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea National Oil Corp.
3.125% due 04/03/2017		$18,245	$18,245
Nederlandse Financierings Maatschappij voor Ontwikkelingslanden NV
1.280% due 06/12/2017		6,708	6,710
Nuclear Damage Compensation and Decommissioning Facilitation Corp.
0.059% due 11/02/2017 †	JPY	3,100,000	27,868
State of North Rhine-Westphalia
1.223% due 11/23/2018		$42,800	42,904
1.339% due 04/28/2017		51,600	51,613
1.355% due 05/03/2017		45,000	45,012
1.378% due 09/17/2018		3,800	3,811
Tokyo Metropolitan Government
1.750% due 06/08/2017		2,950	2,953

Total Sovereign Issues (Cost $665,744)			661,518

SHORT-TERM INSTRUMENTS 60.1%

CERTIFICATES OF DEPOSIT 2.2%
Barclays Bank PLC
1.850% due 12/06/2017		129,300	129,557
Credit Suisse AG
1.400% due 05/03/2017		130,500	130,581
1.920% due 09/12/2017		9,100	9,122
Mizuho Bank Ltd.
1.383% due 09/01/2017		6,000	6,001
1.820% due 12/12/2017		43,500	43,611
Natixis S.A.
1.846% due 09/25/2017		80,000	80,190
Norinchukin Bank
1.733% due 10/12/2017		800	802
Sumitomo Mitsui Banking Corp.
1.405% due 05/02/2017		9,750	9,753
1.831% due 09/15/2017		33,000	33,084
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		34,500	34,596
1.882% due 09/18/2017		32,000	32,089
Wells Fargo Bank N.A.
1.153% due 08/29/2017		19,000	19,000

			528,386

COMMERCIAL PAPER 21.8%
Anthem, Inc.
1.100% due 04/03/2017		33,000	32,997
1.230% due 04/10/2017		30,900	30,891
1.250% due 04/17/2017		25,000	24,987
1.250% due 04/24/2017		17,500	17,487
1.250% due 04/25/2017		33,000	32,974
AutoNation, Inc.
1.350% due 04/03/2017		26,000	25,997
1.400% due 04/04/2017		45,000	44,993
1.400% due 04/05/2017		30,000	29,994
BAT International Finance PLC
1.120% due 04/05/2017		20,000	19,997
1.170% due 04/05/2017		18,600	18,597
Bell Canada
1.190% due 05/10/2017		24,300	24,269
1.190% due 05/15/2017		12,500	12,482
1.190% due 05/18/2017		34,200	34,149
1.200% due 05/01/2017		13,000	12,988
1.200% due 05/15/2017		40,000	39,942
1.200% due 05/16/2017		8,620	8,607
1.210% due 04/17/2017		15,000	14,992
1.210% due 04/18/2017		12,500	12,493
1.210% due 04/19/2017		12,000	11,993
1.220% due 04/17/2017		27,000	26,986
1.220% due 04/20/2017		30,000	29,981
1.230% due 04/17/2017		33,000	32,983
BPCE S.A.
0.950% due 04/07/2017		15,000	14,997
Caterpillar Financial Services Ltd.
1.200% due 05/01/2017		100,000	99,917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cox Enterprises, Inc.
1.150% due 04/03/2017	$120,000	$119,989
1.150% due 04/04/2017	80,000	79,990
1.150% due 04/05/2017	40,000	39,994
CRH America Finance, Inc.
1.230% due 04/21/2017	500	500
Dominion Resources, Inc.
1.250% due 04/19/2017	8,000	7,995
1.250% due 05/15/2017	15,000	14,976
1.300% due 04/24/2017	33,000	32,974
Duke Energy Corp.
1.015% due 04/04/2017	76,000	75,991
1.130% due 04/04/2017	50,000	49,994
1.200% due 04/13/2017	33,000	32,986
1.250% due 04/25/2017	33,000	32,973
Ecolab, Inc.
1.185% due 04/10/2017	44,000	43,986
1.200% due 04/11/2017	38,400	38,387
1.200% due 04/13/2017	26,000	25,989
Electricite de France S.A.
1.200% due 04/03/2017	240,000	239,980
1.210% due 04/24/2017	25,825	25,806
Enbridge, Inc.
1.250% due 05/01/2017	30,000	29,968
Energy Transfer Partners LP
1.450% due 04/03/2017	6,000	5,999
ENI Finance USA, Inc.
1.140% due 04/06/2017	25,000	24,996
1.140% due 04/17/2017	2,700	2,699
1.230% due 04/17/2017	32,500	32,484
1.410% due 06/05/2017	30,000	29,936
Entergy Corp.
1.300% due 04/03/2017	20,000	19,998
1.300% due 05/01/2017	10,000	9,989
1.350% due 04/12/2017	15,000	14,994
1.350% due 04/13/2017	11,500	11,495
Enterprise Products Operating LLC
1.100% due 04/03/2017	40,000	39,996
1.100% due 04/04/2017	10,000	9,999
1.130% due 04/10/2017	18,000	17,994
1.130% due 04/11/2017	12,000	11,996
1.210% due 04/12/2017	17,500	17,493
1.250% due 04/18/2017	20,000	19,988
1.250% due 04/19/2017	20,000	19,988
Eversource Energy
1.100% due 04/13/2017	27,000	26,989
Exelon Corp.
1.160% due 04/04/2017	40,000	39,995
Exelon Generation Co. LLC
1.200% due 04/07/2017	57,500	57,488
Export-Import Bank of Korea
1.060% due 05/22/2017	100,000	99,867
1.315% due 05/22/2017	7,700	7,690
1.330% due 05/22/2017	55,000	54,927
1.450% due 05/24/2017	136,000	135,811
Ford Motor Credit Co.
1.500% due 07/10/2017	66,500	66,235
1.650% due 11/02/2017	16,000	15,829
1.690% due 10/05/2017	28,000	27,749
Harris Corp.
1.450% due 04/07/2017	35,000	34,991
Hewlett Packard Enterprise Co.
1.100% due 04/03/2017	60,000	59,996
1.120% due 04/03/2017	18,000	17,999
1.140% due 04/03/2017	33,000	32,998
Hitachi Capital America Corp.
1.200% due 04/12/2017	10,000	9,996
HP, Inc.
1.190% due 04/17/2017	35,000	34,987
1.250% due 04/17/2017	143,000	142,945
Humana, Inc.
1.100% due 04/04/2017	17,000	16,998
1.100% due 04/06/2017	22,500	22,495
1.150% due 04/05/2017	13,000	12,998
1.150% due 04/11/2017	33,500	33,487
1.170% due 04/03/2017	22,000	21,998

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
1.300% due 04/26/2017	$42,000	$41,963
ING Financial Holdings Corp.
1.490% due 11/01/2017	11,500	11,406
Kroger Co.
1.100% due 04/03/2017	290,000	289,973
1.100% due 04/04/2017	180,000	179,978
1.150% due 04/04/2017	150,000	149,982
Marriott International
1.140% due 04/10/2017	37,000	36,988
1.140% due 04/11/2017	22,200	22,192
1.140% due 04/17/2017	32,000	31,983
1.250% due 04/12/2017	16,300	16,294
1.250% due 04/19/2017	20,000	19,988
1.250% due 05/12/2017	35,000	34,949
1.390% due 05/22/2017	35,000	34,935
Mondelez International, Inc.
1.045% due 05/12/2017	25,000	24,963
1.060% due 04/03/2017	30,000	29,997
1.060% due 04/04/2017	30,000	29,996
1.080% due 05/22/2017	50,000	49,907
1.090% due 04/19/2017	120,000	119,926
1.100% due 05/08/2017	73,000	72,904
1.100% due 05/11/2017	22,500	22,468
1.100% due 05/12/2017	79,700	79,583
Monsanto Co.
1.250% due 04/13/2017	16,500	16,493
1.350% due 04/25/2017	16,700	16,686
NiSource Finance Corp.
1.220% due 04/04/2017	6,350	6,349
1.220% due 04/20/2017	20,000	19,987
1.220% due 04/21/2017	17,500	17,488
1.330% due 04/21/2017	33,000	32,977
1.330% due 04/24/2017	11,000	10,991
ONEOK Partners LP
1.165% due 04/03/2017	28,000	27,997
1.550% due 04/25/2017	28,000	27,977
SCHLUMBERGER HOLDINGS
1.100% due 04/10/2017	15,000	14,995
Schlumberger Holdings
1.150% due 05/01/2017	18,000	17,982
1.150% due 05/02/2017	15,000	14,985
1.180% due 04/12/2017	14,000	13,995
1.200% due 04/13/2017	15,000	14,994
1.200% due 05/11/2017	50,000	49,934
1.210% due 05/18/2017	8,000	7,988
1.210% due 05/23/2017	24,000	23,959
1.250% due 04/27/2017	18,000	17,985
Schwab Charles Corp.
0.980% due 04/06/2017	36,000	35,995
Sempra Energy Holdings
1.014% due 04/03/2017	30,000	29,997
1.100% due 04/18/2017	22,500	22,487
1.250% due 04/19/2017	15,000	14,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 04/26/2017	$7,500	$7,494
1.250% due 04/27/2017	15,000	14,986
1.300% due 05/01/2017	9,000	8,990
Southern Co.
1.120% due 04/18/2017	10,000	9,994
1.200% due 04/13/2017	16,300	16,293
1.250% due 04/19/2017	20,000	19,988
1.250% due 04/24/2017	9,000	8,993
1.250% due 04/27/2017	17,500	17,484
1.250% due 05/01/2017	15,000	14,984
Sunoco Logistics Partners Operations LP
1.220% due 04/05/2017	12,000	11,998
Sysco Corp.
1.130% due 04/03/2017	240,000	239,978
Thermo Fisher Scientific, Inc.
1.350% due 06/13/2017	45,000	44,878
TransCanada PipeLines Ltd.
1.250% due 04/27/2017	12,000	11,989
1.300% due 04/18/2017	10,000	9,994
Tyson Foods, Inc.
1.250% due 04/19/2017	50,000	49,970
1.250% due 04/20/2017	68,000	67,956
1.250% due 04/21/2017	10,000	9,993
UDR, Inc.
1.080% due 04/03/2017	7,000	6,999
1.250% due 04/27/2017	15,000	14,986
1.250% due 05/02/2017	12,000	11,987
1.260% due 05/02/2017	16,500	16,482
Volvo Group Treasury N.A.
1.150% due 04/06/2017	23,194	23,190
1.150% due 04/07/2017	9,000	8,998

		5,218,894

REPURCHASE AGREEMENTS (e) 19.8%
		4,729,292

SHORT-TERM NOTES 3.9%
California Republic Auto Receivables Trust
0.900% due 02/15/2018	21,585	21,586
Federal Home Loan Bank
0.507% due 04/03/2017 (b)(c)	2,500	2,500
0.741% due 04/26/2017 (b)(c)	135,794	135,735
0.771% due 04/28/2017 (b)(c)	236,500	236,388
0.782% due 05/03/2017 - 05/05/2017 (c)	372,000	371,771
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	26,400	26,480
Hyundai Auto Lease Securitization Trust
0.820% due 01/16/2018	21,429	21,409
Toyota Motor Credit Corp.
1.350% due 12/05/2017	59,100	59,168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westlake Automobile Receivables Trust
1.100% due 03/15/2018		$50,000	$50,001

			925,038

ARGENTINA REPUBLIC TREASURY BILLS 0.4%
(2.986)% due 09/29/2017 - 12/15/2017 (a)(b)		97,784,045	96,283

CZECH REPUBLIC TREASURY BILLS 0.6%
(1.234)% due 06/30/2017 - 09/29/2017 (a)(b)	CZK	3,795,000	150,616

JAPAN TREASURY BILLS 10.8%
(0.386)% due 04/06/2017 - 10/20/2017 †(a)(b)	JPY	288,680,000	2,594,241

MEXICO TREASURY BILLS 0.5%
6.627% due 05/11/2017 - 08/31/2017 (a)(b)	MXN	2,725,000	143,518

U.S. TREASURY BILLS 0.1%
0.558% due 04/20/2017 - 04/27/2017 (a)(b)(h)		$12,267	12,262

Total Short-Term Instruments (Cost $14,329,704)			14,398,530

Total Investments in Securities (Cost $23,215,029)			23,283,634

Total Investments 97.3% (Cost $23,215,029)			$23,283,634

Financial Derivative Instruments (g) (0.2)% (Cost or Premiums, net $0)			(53,679)

Other Assets and Liabilities, net 2.9%			698,078

Net Assets 100.0%			$23,928,033

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Short-Term Floating NAV Portfolio III Subsidiary, LLC, which is a 100% owned subsidiary of the Portfolio.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oesterreichische Kontrollbank AG	1.152%	09/18/2018	02/06/2017	$ 22,988	$23,003	0.10%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	171

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.920%	03/31/2017	04/03/2017	$	175,200	U.S. Treasury Notes 1.875% - 2.125% due 08/31/2022 - 05/15/2025	$(179,026)	$175,200	$175,213
	0.970	03/31/2017	04/03/2017		119,000	U.S. Treasury Notes 2.000% due 02/15/2022 - 08/15/2025	(121,669)	119,000	119,010
	0.990	03/31/2017	04/03/2017		250,000	Fannie Mae 2.500% - 4.000% due 09/01/2030 - 04/01/2047	(258,601)	250,000	250,021
BOS	0.820	04/03/2017	04/04/2017		200,000	U.S. Treasury Bonds 3.625% due 08/15/2043	(204,549)	200,000	200,000
	0.950	03/31/2017	04/03/2017		24,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(25,677)	24,800	24,802
BPG	0.960	03/31/2017	04/03/2017		24,400	U.S. Treasury Bonds 3.000% due 11/15/2045	(25,010)	24,400	24,402
BSN	1.000	03/31/2017	04/03/2017		120,000	U.S. Treasury Notes 2.500% due 05/15/2024	(122,660)	120,000	120,010
IND	(0.600)	03/29/2017	04/03/2017	EUR	250,000	Agence Francaise de Developpement 1.250% due 02/27/2018	(175,493)	267,113	267,135
						Caisse D’amortissement De La Dette Sociale 4.250% due 04/25/2020	(90,315)
	0.750	03/31/2017	04/03/2017	$	99,000	U.S. Treasury Notes 1.500% due 08/15/2026	(101,053)	99,000	99,006
	0.960	03/31/2017	04/03/2017		145,500	U.S. Treasury Notes 3.750% due 11/15/2018	(148,472)	145,500	145,512
	(1.050)	03/24/2017	04/07/2017	EUR	500,000	French Republic Government International Bond 1.000% - 1.750% due 11/25/2018 - 11/25/2024	(530,064)	534,225	534,382
JPS	0.890	03/29/2017	04/05/2017	$	300,000	U.S. Treasury Notes 0.750% - 2.125% due 10/31/2018 - 05/15/2025	(306,280)	300,000	300,037
	0.960	03/31/2017	04/03/2017		105,000	Ginnie Mae 3.000% due 01/20/2047	(109,335)	105,000	105,008
MBC	(0.200)	03/30/2017	04/03/2017	GBP	350,000	United Kingdom Gilt 0.125% due 11/22/2019	(439,397)	438,725	438,735
	0.900	03/29/2017	04/05/2017	$	300,000	U.S. Treasury Floating Rate Note 0.859% due 07/31/2017	(287,870)	300,000	300,037
						U.S. Treasury Notes 3.375% due 11/15/2019	(22,272)
	0.910	03/28/2017	04/04/2017		300,000	U.S. Treasury Inflation Protected Securities 0.125% - 1.250% due 07/15/2020 - 04/15/2021	(309,576)	300,000	300,046
MFK	1.000	03/31/2017	04/04/2017		175,000	U.S. Treasury Bonds 3.125% due 08/15/2044	(178,818)	175,000	175,015
RDR	0.900	03/30/2017	04/06/2017		300,000	U.S. Treasury Notes 1.625% - 2.125% due 07/31/2019 - 08/15/2021	(306,477)	300,000	300,030
	1.000	03/31/2017	04/03/2017		727,900	U.S. Treasury Notes 1.375% - 3.125% due 05/31/2020 - 08/15/2025	(743,674)	727,900	727,961
SAL	0.960	03/31/2017	04/03/2017		9,800	U.S. Treasury Notes 1.750% due 12/31/2020	(10,008)	9,800	9,801
SCX	0.950	03/31/2017	04/03/2017		1,900	U.S. Treasury Notes 1.125% due 07/31/2021	(1,941)	1,900	1,900
SGY	0.780	03/28/2017	04/04/2017		100,000	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	(102,032)	100,000	100,013
SSB	0.050	03/31/2017	04/03/2017		5,929	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(6,052)	5,929	5,929
TDM	0.970	03/31/2017	04/03/2017		5,800	U.S. Treasury Bonds 2.875% due 05/15/2043	(6,006)	5,800	5,800

Total Repurchase Agreements							$(4,812,327)	$4,729,292	$4,729,805

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $4,688 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$544,244	$0	$0	$544,244	$(559,296)	$(15,052)
BOS	224,802	0	0	224,802	(230,226)	(5,424)
BPG	24,402	0	0	24,402	(25,010)	(608)
BSN	120,010	0	0	120,010	(122,660)	(2,650)
IND	1,046,035	0	0	1,046,035	(1,048,436)	(2,401)
JPS	405,045	0	0	405,045	(415,617)	(10,572)
MBC	1,038,818	0	0	1,038,818	(1,054,428)	(15,610)
MFK	175,015	0	0	175,015	(178,818)	(3,803)
RDR	1,027,991	0	0	1,027,991	(1,050,151)	(22,160)
SAL	9,801	0	0	9,801	(10,008)	(207)
SCX	1,900	0	0	1,900	(1,941)	(41)
SGY	100,013	0	0	100,013	(102,032)	(2,019)
SSB	5,929	0	0	5,929	(6,052)	(123)
TDM	5,800	0	0	5,800	(6,006)	(206)

Total Borrowings and Other Financing Transactions	$4,729,805	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	04/2017		GBP	350,000		$434,702	$0	$(4,023)
	04/2017	†	JPY	114,600		994	0	(36)
BOA	04/2017		DKK	448,389		67,354	2,939	0
	04/2017			$176	DKK	1,160	0	(10)
	07/2017			82,476		571,764	83	(43)
	01/2018		DKK	622,698		$91,049	301	(71)
	01/2018			$8,958	MXN	176,000	60	0
	04/2018		DKK	807,946		$118,255	111	(398)
	10/2018			181,295		26,698	0	(218)
BPS	04/2017	†	JPY	32,000,000		283,391	0	(4,188)
	04/2017			$260	DKK	1,800	0	(1)
	08/2017		MXN	249,500		$12,490	0	(560)
	01/2018		DKK	305,732		45,000	411	(2)
	04/2018			227,285		33,390	46	(4)
CBK	04/2017	†	JPY	74,010,000		662,258	4,029	(7,025)
	05/2017	†		7,420,000		65,793	0	(940)
	10/2017	†		1,348,400		13,213	985	0
	11/2017	†		5,200,000		50,989	3,796	0
GLM	04/2017		EUR	1,383		1,470	0	(8)
	04/2017	†	JPY	1,002,400		8,944	0	(63)
	04/2017			$80,174	DKK	552,936	0	(740)
	06/2017		CZK	645,000		$25,935	142	0
	06/2017	†	JPY	103,000,000		902,932	0	(24,937)
	07/2017		DKK	552,936		80,552	754	0
	10/2017			43,488		6,372	65	0
	10/2017			$36	DKK	246	0	0
	01/2018		DKK	152,359		$22,107	0	(114)
	01/2018		MXN	176,000		8,595	0	(423)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	173

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2018		DKK	613,161		$89,893	$297	$(367)
HUS	04/2017			1,517,760		216,181	0	(1,860)
	04/2017		EUR	500,000		540,695	6,401	0
	04/2017	†	JPY	326,500		2,908	0	(26)
	01/2018		DKK	82,190		12,078	90	0
	04/2018			131,421		19,564	282	0
IND	01/2018			36,880		5,380	1	0
JPM	04/2017	†	JPY	28,500,000		242,929	0	(13,164)
	05/2017		EUR	10		11	0	0
	05/2017		MXN	1,000,000		50,588	0	(2,489)
	06/2017		CZK	1,236,242		49,668	232	0
	06/2017		MXN	1,010,000		50,917	0	(2,510)
	08/2017		CZK	184,000		7,297	0	(93)
	09/2017			1,746,000		70,645	338	0
	01/2018		DKK	316,081		46,348	320	(72)
	04/2018			272,103		39,776	0	(147)
MSB	01/2018			144,116		20,795	0	(224)
NAB	10/2017			74,706		10,930	96	0
NGF	07/2017		MXN	116,000		5,706	0	(400)
	08/2017			175,000		8,541	0	(594)
RBC	04/2017		DKK	1,796		261	3	0
	04/2017		EUR	250,000		271,580	4,468	0
	04/2017	†		$12,966	JPY	1,443,500	4	0
	05/2017	†	JPY	1,443,500		$12,979	0	(4)
SOG	03/2018		CZK	674,400		27,622	110	0
TOR	08/2017		MXN	174,500		8,698	0	(430)
	01/2018		DKK	140,332		20,781	314	0
UAG	04/2017			262,013		39,823	2,183	0
	04/2017		EUR	70,307		74,944	0	(198)
	04/2017	†	JPY	43,010,000		370,334	0	(16,158)

Total Forward Foreign Currency Contracts							$28,861	$(82,540)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(h)	Securities with an aggregate market value of $7,447 and cash of $135,883 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
PIMCO Short-Term Floating NAV Portfolio III
AZD	$0	$0	$0	$0	$(4,023)	$0	$0	$(4,023)	$(4,023)	$608	$(3,415)
BOA	3,494	0	0	3,494	(740)	0	0	(740)	2,754	(1,530)	1,224
BPS	457	0	0	457	(567)	0	0	(567)	(110)	629	519
GLM	1,258	0	0	1,258	(1,652)	0	0	(1,652)	(394)	394	0
HUS	6,773	0	0	6,773	(1,860)	0	0	(1,860)	4,913	(4,520)	393
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	890	0	0	890	(5,311)	0	0	(5,311)	(4,421)	4,245	(176)
MSB	0	0	0	0	(224)	0	0	(224)	(224)	365	141
NAB	96	0	0	96	0	0	0	0	96	0	96
NGF	0	0	0	0	(994)	0	0	(994)	(994)	895	(99)
RBC	4,471	0	0	4,471	0	0	0	0	4,471	(4,560)	(89)
SOG	110	0	0	110	0	0	0	0	110	0	110
TOR	314	0	0	314	(430)	0	0	(430)	(116)	311	195
UAG	2,183	0	0	2,183	(198)	0	0	(198)	1,985	(2,020)	(35)

PIMCO Short-Term Floating NAV Portfolio III Subsidiary LLC (Subsidiary)
AZD	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
BPS	0	0	0	0	(4,188)	0	0	(4,188)	(4,188)	4,950	762
CBK	8,810	0	0	8,810	(7,965)	0	0	(7,965)	845	(820)	25
GLM	0	0	0	0	(25,000)	0	0	(25,000)	(25,000)	75,535	50,535
HUS	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
JPM	0	0	0	0	(13,164)	0	0	(13,164)	(13,164)	40,898	27,734
RBC	4	0	0	4	(4)	0	0	(4)	0	0	0
UAG	0	0	0	0	(16,158)	0	0	(16,158)	(16,158)	14,500	(1,658)

Total Over the Counter	$28,861	$0	$0	$28,861	$(82,540)	$0	$0	$(82,540)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,861	$0	$28,861

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82,540	$0	$82,540

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(195,127)	$0	$(195,127)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(64,029)	$0	$(64,029)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,392,303	$0	$4,392,303
Industrials	0	1,925,607	0	1,925,607
Utilities	0	925,580	0	925,580
Municipal Bonds & Notes
New York	0	21,126	0	21,126
U.S. Government Agencies	0	78,971	0	78,971
U.S. Treasury Obligations	0	744,190	0	744,190
Asset-Backed Securities	0	135,809	0	135,809
Sovereign Issues	0	661,518	0	661,518
Short-Term Instruments
Certificates of Deposit	0	528,386	0	528,386
Commercial Paper	0	5,098,934	119,960	5,218,894
Repurchase Agreements	0	4,729,292	0	4,729,292
Short-Term Notes	0	925,038	0	925,038
Argentina Treasury Bills	0	96,283	0	96,283
Czech Republic Treasury Bills	0	150,616	0	150,616
Japan Treasury Bills	0	2,594,241	0	2,594,241
Mexico Treasury Bills	0	143,518	0	143,518
U.S. Treasury Bills	0	12,262	0	12,262

Total Investments	$0	$23,163,674	$119,960	$23,283,634

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$28,861	$0	$28,861

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(82,540)	$0	$(82,540)

Total Financial Derivative Instruments	$0	$(53,679)	$0	$(53,679)

Totals	$0	$23,109,995	$119,960	$23,229,955

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	175

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

176	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

Distribution Frequency
Portfolio Name	Declared	Distributed
PIMCO Short-Term NAV Portfolio II	Daily	Monthly
PIMCO Short-Term NAV Portfolio III	Daily	Monthly
PIMCO Asset-Backed Securities Portfolio	Quarterly	Quarterly
PIMCO Emerging Markets Portfolio	Quarterly	Quarterly
PIMCO High Yield Portfolio	Quarterly	Quarterly
PIMCO International Portfolio	Quarterly	Quarterly
PIMCO Investment Grade Corporate Portfolio	Quarterly	Quarterly
PIMCO Long Duration Corporate Bond Portfolio	Quarterly	Quarterly
PIMCO Low Duration Portfolio	Quarterly	Quarterly
PIMCO Moderate Duration Portfolio	Quarterly	Quarterly
PIMCO Mortgage Portfolio	Quarterly	Quarterly
PIMCO Municipal Sector Portfolio	Quarterly	Quarterly
PIMCO Real Return Portfolio	Quarterly	Quarterly
PIMCO Senior Floating Rate Portfolio	Quarterly	Quarterly
PIMCO Short-Term Portfolio	Quarterly	Quarterly
PIMCO U.S. Government Sector Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

ANNUAL REPORT	MARCH 31, 2017	177

Notes to Financial Statements (Cont.)

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved Pricing Services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A foreign (non- U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities.

178	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

ANNUAL REPORT	MARCH 31, 2017	179

Notes to Financial Statements (Cont.)

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

180	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country

ANNUAL REPORT	MARCH 31, 2017	181

Notes to Financial Statements (Cont.)

of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolios. The table below shows the Portfolios’ transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Asset-Backed Securities Portfolio	$383,193	$2,588,437	$(2,374,501)	$(250)	$587	$597,466	$4,737	$0
PIMCO Emerging Markets Portfolio	114,748	790,034	(700,900)	113	(39)	203,956	1,934	0
PIMCO High Yield Portfolio	26,844	477,352	(493,821)	39	(8)	10,406	251	0
PIMCO Investment Grade Corporate Portfolio	7,532	951,612	(907,100)	(24)	1	52,021	213	0
PIMCO Long Duration Corporate Bond Portfolio	15,393	4,273,164	(4,288,444)	31	0	144	820	0
PIMCO Mortgage Portfolio	2,753	1,941,406	(1,619,900)	26	(10)	324,275	1,506	0
PIMCO Municipal Sector Portfolio	2,859	12,848	(11,900)	2	1	3,810	48	0
PIMCO Real Return Portfolio	41,058	390,749	(427,800)	8	(6)	4,009	48	0
PIMCO Senior Floating Rate Portfolio	2,425	10,117	(8,900)	0	0	3,642	17	0
PIMCO Short-Term Portfolio	114,643	355,208	(347,700)	79	(41)	122,189	809	0
PIMCO U.S. Government Sector Portfolio	150	543,379	(349,800)	(2)	(3)	193,724	479	0
PIMCO International Portfolio	234,947	422,517	(440,999)	(819)	944	216,590	2,718	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of a company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2017 (amounts in thousands, except number of shares†).

PIMCO High Yield Portfolio

Security Name	Shares Held at 03/31/2016	Shares Purchased	Shares Sold	Shares Held at 03/31/2017	Net Realized Gain/(Loss) on Sale of Shares	Dividend Income	Market Value 03/31/2017
Xfit Brands, Inc.	10,000	2,030,639	0	2,040,639	$0	$0	$194

†	A zero balance may reflect actual amounts rounding to less than one thousand.

182	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2017, the PIMCO High Yield Portfolio had $24,869,656 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability

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Notes to Financial Statements (Cont.)

of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolios at March 31, 2017 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

184	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Portfolios may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  Certain Portfolios may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of

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Notes to Financial Statements (Cont.)

Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Portfolios may enter into short sales transactions. Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency

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exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write or purchase options to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Portfolios may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  Certain Portfolios may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared

Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and

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the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

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Notes to Financial Statements (Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Portfolios may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

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See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Portfolios may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, a Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Portfolio’s liquidity and net asset value. Such transactions may also increase a Portfolio’s transaction costs or otherwise cause a Portfolio to perform differently than intended. Moreover, the Portfolios are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where

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Notes to Financial Statements (Cont.)

applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolios through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

192	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio is charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO Asset-Backed Securities Portfolio	0.02%		0.03%
PIMCO Emerging Markets Portfolio	0.02%		0.10%
PIMCO High Yield Portfolio	0.02%		0.03%
PIMCO Investment Grade Corporate Portfolio	0.02%		0.03%
PIMCO Long Duration Corporate Bond Portfolio	0.02%		0.03%
PIMCO Low Duration Portfolio	0.02%		0.03%
PIMCO Moderate Duration Portfolio	0.02%		0.03%
PIMCO Mortgage Portfolio	0.02%		0.03%
PIMCO Municipal Sector Portfolio	0.02%		0.03%
PIMCO Real Return Portfolio	0.02%		0.03%
PIMCO Senior Floating Rate Portfolio	0.02%		0.03%
PIMCO Short-Term Portfolio	0.02%		0.03%
PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%
PIMCO U.S. Government Sector Portfolio	0.02%		0.03%
PIMCO International Portfolio	0.02%		0.10%
PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

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Notes to Financial Statements (Cont.)

various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the PIMCO Funds Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse the Portfolios, to the extent that the payment of each Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit” (calculated as a percentage of each Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, provided organizational expenses and pro rata Trustees’ fees plus the amount reimbursed do not exceed the Expense Limit The recoverable amounts to PIMCO at March 31, 2017, were as follows (amounts in thousands†):

	Expiring within
Portfolio Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Asset-Backed Securities Portfolio	$0	$0	$6	$6
PIMCO Emerging Markets Portfolio	0	0	2	2
PIMCO High Yield Portfolio	0	0	1	1
PIMCO Investment Grade Corporate Portfolio	0	0	4	4
PIMCO Long Duration Corporate Bond Portfolio	0	0	44	44
PIMCO Low Duration Portfolio	1	2	1	4
PIMCO Moderate Duration Portfolio	0	1	5	6
PIMCO Mortgage Portfolio	0	0	4	4
PIMCO Real Return Portfolio	0	0	3	3
PIMCO Short-Term Portfolio	0	0	2	2
PIMCO Short-Term Floating NAV Portfolio II	0	0	9	9
PIMCO U.S. Government Sector Portfolio	0	0	5	5
PIMCO International Portfolio	0	0	2	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses,

and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have

194	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
PIMCO Emerging Markets Portfolio	$47,540	$0
PIMCO High Yield Portfolio	59,674	59,153
PIMCO Investment Grade Corporate Portfolio	301,753	178,590
PIMCO Long Duration Corporate Bond Portfolio	125,917	734,943
PIMCO Low Duration Portfolio	53,736	391
PIMCO Moderate Duration Portfolio	128,699	0
PIMCO Real Return Portfolio	16,586	15,743
PIMCO Senior Floating Rate Portfolio	353	2,492
PIMCO Short-Term Portfolio	4,667	0
PIMCO Short-Term Floating NAV Portfolio II	2,407,670	494,780
PIMCO Short-Term Floating NAV Portfolio III	8,568,550	1,596,591

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$6,268,576	$5,737,706	$1,956,063	$204,830
PIMCO Emerging Markets Portfolio	0	0	186,955	425,493
PIMCO High Yield Portfolio	0	2,490	307,589	277,494
PIMCO Investment Grade Corporate Portfolio	1,896,098	2,041,245	980,507	1,250,127
PIMCO Long Duration Corporate Bond Portfolio	19,384,456	19,325,561	2,303,262	3,657,581
PIMCO Low Duration Portfolio	697,765	514,875	179,464	26,131
PIMCO Moderate Duration Portfolio	5,738,642	4,864,968	565,529	112,250
PIMCO Mortgage Portfolio	73,583,275	72,568,056	262,864	76,880
PIMCO Municipal Sector Portfolio	0	0	0	1,984
PIMCO Real Return Portfolio	2,615,292	3,742,715	129,130	281,179
PIMCO Senior Floating Rate Portfolio	0	0	7,601	3,580
PIMCO Short-Term Portfolio	806,577	685,355	113,114	54,075
PIMCO Short-Term Floating NAV Portfolio II	220,465	335,777	1,191,526	644,271
PIMCO U.S. Government Sector Portfolio	803,455	1,521,322	10,277	11,545
PIMCO International Portfolio	12,300	24,627	172,259	150,855
PIMCO Short-Term Floating NAV Portfolio III	9,122,807	8,854,379	4,624,937	3,824,946

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Asset-Backed Securities Portfolio				PIMCO Emerging Markets Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	146,591	$1,809,872	71,161	$880,363	12,539	$121,490	37,954	$369,179
Issued as reinvestment of distributions	9,421	116,071	3,853	47,310	84	845	8,391	75,171
Cost of shares redeemed	(44,287)	(553,779)	(30,141)	(372,667)	(25,124)	(243,109)	(39,994)	(379,432)
Net increase (decrease) resulting from Portfolio share transactions	111,725	$1,372,164	44,873	$555,006	(12,501)	$(120,774)	6,351	$64,918

	PIMCO High Yield Portfolio				PIMCO Investment Grade Corporate Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	31,872	$238,716	63,796	$471,615	69,848	$680,706	47,446	$457,318
Issued as reinvestment of distributions	5,662	42,950	6,265	44,689	7,637	73,138	12,041	116,200
Cost of shares redeemed	(39,591)	(302,577)	(46,926)	(337,446)	(109,290)	(1,063,185)	(79,561)	(794,606)
Net increase (decrease) resulting from Portfolio share transactions	(2,057)	$(20,911)	23,135	$178,858	(31,805)	$(309,341)	(20,074)	$(221,088)

	PIMCO Long Duration Corporate Bond Portfolio				PIMCO Low Duration Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	278,324	$3,267,784	295,207	$3,405,458	24,006	$235,824	4,115	$40,347
Issued as reinvestment of distributions	89,070	1,023,791	133,706	1,474,315	270	2,650	367	3,589
Cost of shares redeemed	(469,545)	(5,558,817)	(461,752)	(5,382,579)	(15)	(148)	(26,074)	(255,264)
Net increase (decrease) resulting from Portfolio share transactions	(102,151)	$(1,267,242)	(32,839)	$(502,806)	24,261	$238,326	(21,592)	$(211,328)

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	103,531	$1,036,062	7,631	$75,500	60,901	$661,837	38,627	$423,965
Issued as reinvestment of distributions	1,804	17,738	797	7,831	4,554	49,336	6,901	74,390
Cost of shares redeemed	(9,195)	(90,927)	(17,587)	(173,818)	(33,922)	(370,641)	(123,733)	(1,358,578)
Net increase (decrease) resulting from Portfolio share transactions	96,140	$962,873	(9,159)	$(90,487)	31,533	$340,532	(78,205)	$(860,223)

	PIMCO Municipal Sector Portfolio				PIMCO Real Return Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,057	$7,920	1,532	$12,308	6,431	$59,030	16,231	$143,117
Issued as reinvestment of distributions	1,101	8,118	2,168	16,874	3,291	29,415	1,352	11,685
Cost of shares redeemed	(2,294)	(17,323)	(3,586)	(29,005)	(90,171)	(820,691)	(50,703)	(442,463)
Net increase (decrease) resulting from Portfolio share transactions	(136)	$(1,285)	114	$177	(80,449)	$(732,246)	(33,120)	$(287,661)

196	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

	PIMCO Senior Floating Rate Portfolio				PIMCO Short-Term Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	0	$0	54	$546	1,460	$13,680	21,995	$210,250
Issued as reinvestment of distributions	75	719	130	1,261	1,902	17,848	3,008	28,428
Cost of shares redeemed	(507)	(4,923)	(2,604)	(25,986)	(6,155)	(58,326)	(78,033)	(742,451)
Net increase (decrease) resulting from Portfolio share transactions	(432)	$(4,204)	(2,420)	$(24,179)	(2,793)	$(26,798)	(53,030)	$(503,773)

	PIMCO Short-Term Floating NAV Portfolio II				PIMCO U.S. Government Sector Portfolio
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	2,327,167	$23,295,747	2,544,247	$25,460,159	55,476	$500,323	136,074	$1,226,677
Issued as reinvestment of distributions	3,581	35,849	1,456	14,574	4,382	38,616	5,684	50,683
Cost of shares redeemed	(2,274,876)	(22,772,356)	(2,656,518)	(26,584,158)	(36,996)	(332,500)	(147,507)	(1,339,751)
Net increase (decrease) resulting from Portfolio share transactions	55,872	$559,240	(110,815)	$(1,109,425)	22,862	$206,439	(5,749)	$(62,391)

	PIMCO International Portfolio				PIMCO Short-Term Floating NAV Portfolio III
	Year Ended 03/31/2017		Year Ended 03/31/2016		Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	15,381	$119,040	23,538	$209,181	20,581,188	$203,448,760	21,780,771	$215,779,151
Issued as reinvestment of distributions	0	0	14,145	121,283	15,100	149,273	22,068	218,296
Cost of shares redeemed	(29,085)	(225,594)	(39,482)	(357,017)	(20,041,601)	(198,112,176)	(23,611,956)	(233,924,700)
Net increase (decrease) resulting from Portfolio share transactions	(13,704)	$(106,554)	(1,799)	$(26,553)	554,687	$5,485,857	(1,809,117)	$(17,927,253)

~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties	Non Related Parties	Related Parties
PIMCO Emerging Markets Portfolio	1	0	16%	0%
PIMCO High Yield Portfolio	2	0	26%	0%
PIMCO Investment Grade Corporate Portfolio	1	0	15%	0%
PIMCO Long Duration Corporate Bond Portfolio	1	0	21%	0%
PIMCO Low Duration Portfolio	3	0	55%	0%
PIMCO Moderate Duration Portfolio	6	0	75%	0%
PIMCO Mortgage Portfolio	1	0	19%	0%
PIMCO Municipal Sector Portfolio	2	0	38%	0%
PIMCO Real Return Portfolio	1	0	31%	0%
PIMCO Senior Floating Rate Portfolio	3	0	87%	0%
PIMCO Short-Term Portfolio	1	0	31%	0%
PIMCO U.S. Government Sector Portfolio	1	0	18%	0%
PIMCO International Portfolio	1	0	20%	0%
PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	34%

ANNUAL REPORT	MARCH 31, 2017	197

Notes to Financial Statements (Cont.)

13. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III, respectively, (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between each Consolidated Fund and its respective Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III
	PIMCO International Portfolio Subsidiary, LLC	PIMCO Short-Term Floating NAV Portfolio III Subsidiary, LLC
Date of Incorporation	03/20/2014	03/20/2014
Subscription Agreement	03/20/2014	03/20/2014
Fund Net Assets	$694,954	$23,928,033
Subsidiary % of Fund Net Assets	19.5%	11.1%
Subsidiary Financial Statement Information
Total assets	$135,949	$2,730,941
Total liabilities	529	68,443
Net assets	$135,420	$2,662,498
Total income	(3)	(4,048)
Net investment income (loss)	(6)	(4,127)
Net realized gain (loss)	114	19,072
Net change in unrealized appreciation (depreciation)	739	6,409
Increase (decrease) in net assets resulting from operations	$847	$21,354

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2017, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

198	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Asset-Backed Securities Portfolio	$0	$33,153	$0	$63,853	$0	$(16,298)	$0	$0
PIMCO Emerging Markets Portfolio	0	0	0	1,442	(2,980)	0	0	(15,904)
PIMCO High Yield Portfolio	0	28,281	0	13,488	(963)	(170,026)	0	0
PIMCO Investment Grade Corporate Portfolio	0	12,177	0	55,453	0	(10,235)	0	0
PIMCO Long Duration Corporate Bond Portfolio	0	222,968	13,815	685,840	(4,844)	0	(9,479)	0
PIMCO Low Duration Portfolio	0	894	0	1,175	(71)	(6,957)	0	0
PIMCO Moderate Duration Portfolio	0	3,117	0	(1,067)	(3)	0	(11,946)	0
PIMCO Mortgage Portfolio	0	22,358	0	12,307	0	(119,448)	0	0
PIMCO Municipal Sector Portfolio	3,460	0	0	16,457	0	(539)	0	0
PIMCO Real Return Portfolio	0	2,694	0	10,942	(5,338)	(43,523)	0	0
PIMCO Senior Floating Rate Portfolio	0	170	0	126	0	(1,814)	0	0
PIMCO Short-Term Portfolio	0	10,516	0	(3,818)	0	(234,247)	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	179	23	621	(60)	0	0	0
PIMCO U.S. Government Sector Portfolio	0	407	0	(3,731)	(339)	(145,904)	0	0
PIMCO International Portfolio	0	0	0	(11,194)	(2,156)	(4,460)	0	(14,186)
PIMCO Short-Term Floating NAV Portfolio III	0	0	0	72,524	(5,448)	(31,302)	0	(41,765)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments, passive foreign investment companies (PFICs), convertible preferred securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

The Portfolios will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

As of March 31, 2017, the Portfolios had accumulated capital losses expiring in the following years (amounts in thousands†):

	Expiration of Accumulated Capital Losses(7)
	03/31/2018	03/31/2019
PIMCO Asset-Backed Securities Portfolio	$0	$0
PIMCO Emerging Markets Portfolio	0	0
PIMCO High Yield Portfolio	125,765	0
PIMCO Investment Grade Corporate Portfolio	0	0
PIMCO Long Duration Corporate Bond Portfolio	0	0
PIMCO Low Duration Portfolio	0	0
PIMCO Moderate Duration Portfolio	0	0
PIMCO Mortgage Portfolio	0	0
PIMCO Municipal Sector Portfolio	0	0
PIMCO Real Return Portfolio	0	0
PIMCO Senior Floating Rate Portfolio	0	0
PIMCO Short-Term Portfolio*	73,668	86,545

ANNUAL REPORT	MARCH 31, 2017	199

Notes to Financial Statements (Cont.)

	Expiration of Accumulated Capital Losses(7)
	03/31/2018	03/31/2019
PIMCO Short-Term Floating NAV Portfolio II	0	0
PIMCO U.S. Government Sector Portfolio	0	0
PIMCO International Portfolio	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†)(7):

	Short-Term	Long-Term
PIMCO Asset-Backed Securities Portfolio	$486	$15,812
PIMCO Emerging Markets Portfolio	0	0
PIMCO High Yield Portfolio	42,417	1,844
PIMCO Investment Grade Corporate Portfolio	10,235	0
PIMCO Long Duration Corporate Bond Portfolio	0	0
PIMCO Low Duration Portfolio	4,616	2,341
PIMCO Moderate Duration Portfolio	0	0
PIMCO Mortgage Portfolio	36,929	82,519
PIMCO Municipal Sector Portfolio	0	539
PIMCO Real Return Portfolio	19,126	24,397
PIMCO Senior Floating Rate Portfolio	25	1,789
PIMCO Short-Term Portfolio*	4,857	69,177
PIMCO Short-Term Floating NAV Portfolio II	0	0
PIMCO U.S. Government Sector Portfolio	110,267	35,637
PIMCO International Portfolio	4,460	0
PIMCO Short-Term Floating NAV Portfolio III	6,485	24,817

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

A Portfolio’s ability to use certain tax benefits could be limited if the Portfolio experiences an “ownership change” within the meaning of section 382 of the Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is greater than 50% change in the value of the stock owned by five percent shareholders during the testing period (generally three years). An ownership change is triggered by the purchase and sale, redemption, or new issuance of Portfolio shares.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO Asset-Backed Securities Portfolio	$3,984,223	$84,781	$(37,621)	$47,160
PIMCO Emerging Markets Portfolio	723,693	11,623	(9,909)	1,714
PIMCO High Yield Portfolio	710,751	46,651	(24,397)	22,254
PIMCO Investment Grade Corporate Portfolio	1,879,639	60,759	(21,672)	39,087
PIMCO Long Duration Corporate Bond Portfolio	20,556,593	947,928	(336,788)	611,140
PIMCO Low Duration Portfolio	445,737	1,070	(384)	686
PIMCO Moderate Duration Portfolio	1,897,648	6,804	(7,896)	(1,092)
PIMCO Mortgage Portfolio	5,570,013	58,971	(49,356)	9,615
PIMCO Municipal Sector Portfolio	126,488	15,705	(7)	15,698
PIMCO Real Return Portfolio	842,876	8,116	(5,949)	2,167

200	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2017

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO Senior Floating Rate Portfolio	18,581	147	(18)	129
PIMCO Short-Term Portfolio	702,350	11,875	(18,313)	(6,438)
PIMCO Short-Term Floating NAV Portfolio II	4,985,592	1,100	(479)	621
PIMCO U.S. Government Sector Portfolio	2,177,996	27,314	(75,704)	(48,390)
PIMCO International Portfolio	705,638	4,434	(17,816)	(13,382)
PIMCO Short-Term Floating NAV Portfolio III	23,215,095	90,550	(22,011)	68,539

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, interest-only basis adjustments, passive foreign investment companies (PFICs), convertible preferred securities, and Lehman securities for federal income tax purposes. federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2017				March 31, 2016
	Tax-Exempt Income Distributions	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Tax-Exempt Income Distributions	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO Asset-Backed Securities Portfolio	$0	$122,003	$0	$0	$0	$49,340	$0	$0
PIMCO Emerging Markets Portfolio	0	1,015	0	0	0	84,075	0	0
PIMCO High Yield Portfolio	0	51,501	0	0	0	50,431	0	0
PIMCO Investment Grade Corporate Portfolio	0	87,005	0	0	0	95,517	34,472	0
PIMCO Long Duration Corporate Bond Portfolio	0	929,867	94,760	0	0	1,311,116	165,889	0
PIMCO Low Duration Portfolio	0	2,650	0	0	0	3,589	0	0
PIMCO Moderate Duration Portfolio	0	14,966	2,772	0	0	7,509	322	0
PIMCO Mortgage Portfolio	0	61,003	0	0	0	85,657	0	0
PIMCO Municipal Sector Portfolio	5,956	891	2,612	0	11,915	595	6,319	0
PIMCO Real Return Portfolio	0	38,603	0	0	0	12,603	0	0
PIMCO Senior Floating Rate Portfolio	0	720	0	0	0	1,263	0	0
PIMCO Short-Term Portfolio	0	18,101	0	0	0	28,791	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	36,731	0	0	0	15,042	0	0
PIMCO U.S. Government Sector Portfolio	0	48,114	0	0	0	57,481	0	0
PIMCO International Portfolio	0	0	0	0	0	130,277	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	149,282	0	0	0	218,389	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

On May 17, 2017, the Board approved the liquidation of the PIMCO Senior Floating Rate Portfolio. The liquidation of the PIMCO Senior Floating Rate Portfolio is expected to occur on July 14, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	201

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Asset-Backed Securities Portfolio, PIMCO Emerging Markets Portfolio, PIMCO High Yield Portfolio, PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage Portfolio, PIMCO Municipal Sector Portfolio, PIMCO Real Return Portfolio, PIMCO Senior Floating Rate Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government Sector Portfolio, PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government Sector Portfolio as of March 31, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the PIMCO Asset-Backed Securities Portfolio, PIMCO Emerging Markets Portfolio, PIMCO High Yield Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage Portfolio, PIMCO Municipal Sector Portfolio, PIMCO Senior Floating Rate Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO International Portfolio and PIMCO Short-Term Floating NAV Portfolio III as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, (sixteen of the portfolios constituting the PIMCO Funds, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

202	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NSL	Nomura International PLC
BNP	BNP Capital Markets Ltd.	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RBS	RBS Securities, Inc.
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	JML	JP Morgan Securities Plc	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	MBC	HSBC Bank Plc	SGY	Societe Generale, New York
CBA	Commonwealth Bank of Australia	MEI	Merrill Lynch International	SOG	Societe Generale
CBK	Citibank N.A.	MFK	Millenium BCP	SSB	State Street Bank and Trust Co.
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
CZK	Czech Koruna	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	RPI	Retail Price Index
CMBX	Commercial Mortgage-Backed Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Price Index
CNREPOFIX	China Fixing Repo Rates 7-Day	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	USSW	10-Year USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	FSB	Federal Savings Bank	TBA	To-Be-Announced
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To Be Determined
BTP	Buoni del Tesoro Poliennali	JSC	Joint Stock Company	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ANNUAL REPORT	MARCH 31, 2017	203

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth for each Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Asset-Backed Securities Portfolio	0.00%	0.00%	$122,003	$0
PIMCO Emerging Markets Portfolio	0.00%	0.00%	1	0
PIMCO High Yield Portfolio	2.25%	2.25%	28,887	0
PIMCO Investment Grade Corporate Portfolio	0.00%	2.35%	87,005	0
PIMCO Long Duration Corporate Bond Portfolio	0.00%	0.61%	875,030	54,837
PIMCO Low Duration Portfolio	0.00%	0.00%	2,650	0
PIMCO Moderate Duration Portfolio	0.00%	0.00%	13,102	1,862
PIMCO Mortgage Portfolio	0.00%	0.00%	61,003	0
PIMCO Municipal Sector Portfolio	0.00%	0.00%	6,501	345
PIMCO Real Return Portfolio	0.00%	0.00%	38,603	0
PIMCO Senior Floating Rate Portfolio	0.00%	0.00%	0	0
PIMCO Short-Term Portfolio	0.00%	0.00%	18,101	0
PIMCO Short-Term Floating NAV Portfolio II	0.00%	0.00%	36,459	272
PIMCO U.S. Government Sector Portfolio	0.00%	0.00%	48,114	0
PIMCO International Portfolio	0.00%	0.00%	0	0
PIMCO Short-Term Floating NAV Portfolio III	0.00%	0.00%	149,282	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

204	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162

Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

ANNUAL REPORT	MARCH 31, 2017	205

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013

Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 – 10/16); Chief Operating Officer, PIMCO (7/09 – 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

206	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019

ANNUAL REPORT	MARCH 31, 2017	207

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market the Portfolios’ shares or products which use the Portfolios’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the

208	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Portfolios’ website, the Portfolios or their service providers or third party firms engaged by the Portfolios or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Portfolios when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Portfolios do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Portfolio shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	MARCH 31, 2017	209

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS3016AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Investment Grade Corporate Bond Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

Important Information About the PIMCO Investment Grade Corporate Bond Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Investment Grade Corporate Bond Fund (Cont.)

components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO Investment Grade Corporate Bond Fund	04/28/00	04/28/00	04/30/08	09/30/02	07/30/04	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Investment Grade Corporate Bond Fund (Cont.)

available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Investment Grade Corporate Bond Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	6.03%	5.46%	7.45%	7.75%
PIMCO Investment Grade Corporate Bond Fund Class P	5.92%	5.36%	7.35%	7.64%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	5.76%	5.20%	7.18%	7.48%
PIMCO Investment Grade Corporate Bond Fund Class D	5.61%	5.04%	7.03%	7.32%
PIMCO Investment Grade Corporate Bond Fund Class A	5.60%	5.04%	7.03%	7.32%
PIMCO Investment Grade Corporate Bond Fund Class A (adjusted)	1.60%	4.25%	6.62%	7.07%
PIMCO Investment Grade Corporate Bond Fund Class C	4.82%	4.26%	6.23%	6.52%
PIMCO Investment Grade Corporate Bond Fund Class C (adjusted)	3.82%	4.26%	6.23%	6.52%
Bloomberg Barclays U.S. Credit Index	2.96%	3.70%	5.29%	6.08%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.52%	3.67%	5.06%	5.76%	♦

All Fund returns are net of fees and expenses.

♦	Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.53% for Institutional Class shares, 0.63% for Class P shares, 0.78% for Administrative Class shares, 0.93% for Class D shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

Institutional Class - PIGIX	Class P - PBDPX	Administrative Class - PGCAX	Class D - PBDDX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of 03/31/2017†§

Banking & Finance	32.3%
Industrials	24.2%
U.S. Treasury Obligations	16.1%
Utilities	7.1%
Short-Term Instruments‡	5.3%
Other	15.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An underweight to U.S. duration contributed to performance, as rates rose.

»	Selection in banking contributed to performance due to an emphasis on additional tier 1 contingent convertible securities, which outperformed the broader credit index.

»	A tactical allocation to non-agency mortgage-backed securities contributed to performance, as the sector outperformed.
»	A tactical allocation to external emerging markets quasi-sovereign debt contributed to performance, as the sector outperformed the credit market.

»	An underweight to chemicals detracted from performance, as the sector outperformed the broader market.

»	An underweight to integrated oil detracted from performance, as the sector outperformed the broader market.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Investment Grade Corporate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$996.90	$2.54	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	996.40	3.04	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	995.70	3.78	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	994.90	4.53	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	994.90	4.53	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	991.20	8.24	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

Benchmark Description

Index*	Description

Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Barclays Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Investment Grade Corporate Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$10.15	$0.38	$0.23	$0.61	$(0.40)	$0.00	$0.00	$(0.40)
03/31/2016	10.78	0.39	(0.35)	0.04	(0.50)	(0.17)	0.00	(0.67)
03/31/2015	10.46	0.39	0.50	0.89	(0.41)	(0.16)	0.00	(0.57)
03/31/2014	11.14	0.38	(0.38)	0.00	(0.29)	(0.30)	(0.09)	(0.68)
03/31/2013	10.60	0.40	0.89	1.29	(0.52)	(0.23)	0.00	(0.75)
Class P
03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)
03/31/2016	10.78	0.38	(0.35)	0.03	(0.49)	(0.17)	0.00	(0.66)
03/31/2015	10.46	0.38	0.50	0.88	(0.40)	(0.16)	0.00	(0.56)
03/31/2014	11.14	0.37	(0.38)	(0.01)	(0.28)	(0.30)	(0.09)	(0.67)
03/31/2013	10.60	0.39	0.89	1.28	(0.51)	(0.23)	0.00	(0.74)
Administrative Class
03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)
03/31/2016	10.78	0.36	(0.35)	0.01	(0.47)	(0.17)	0.00	(0.64)
03/31/2015	10.46	0.36	0.51	0.87	(0.39)	(0.16)	0.00	(0.55)
03/31/2014	11.14	0.35	(0.37)	(0.02)	(0.27)	(0.30)	(0.09)	(0.66)
03/31/2013	10.60	0.38	0.88	1.26	(0.49)	(0.23)	0.00	(0.72)
Class D
03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)
03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)
03/31/2015	10.46	0.34	0.51	0.85	(0.37)	(0.16)	0.00	(0.53)
03/31/2014	11.14	0.33	(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)
03/31/2013	10.60	0.36	0.89	1.25	(0.48)	(0.23)	0.00	(0.71)
Class A
03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)
03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)
03/31/2015	10.46	0.35	0.50	0.85	(0.37)	(0.16)	0.00	(0.53)
03/31/2014	11.14	0.33	(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)
03/31/2013	10.60	0.36	0.89	1.25	(0.48)	(0.23)	0.00	(0.71)
Class C
03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)
03/31/2016	10.78	0.27	(0.35)	(0.08)	(0.38)	(0.17)	0.00	(0.55)
03/31/2015	10.46	0.27	0.50	0.77	(0.29)	(0.16)	0.00	(0.45)
03/31/2014	11.14	0.25	(0.37)	(0.12)	(0.17)	(0.30)	(0.09)	(0.56)
03/31/2013	10.60	0.28	0.89	1.17	(0.40)	(0.23)	0.00	(0.63)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.36	6.03%	$6,332,729	0.51%	0.50%	3.64%	133%
10.15	0.52	4,152,882	0.53	0.50	3.78	87
10.78	8.75	4,015,131	0.51	0.50	3.62	86
10.46	0.15	2,744,578	0.50	0.50	3.52	88
11.14	12.39	6,378,075	0.50	0.50	3.64	165

10.36	5.92	1,509,819	0.61	0.60	3.58	133
10.15	0.42	1,157,268	0.63	0.60	3.70	87
10.78	8.64	491,896	0.61	0.60	3.52	86
10.46	0.05	283,484	0.61	0.60	3.42	88
11.14	12.28	554,328	0.60	0.60	3.54	165

10.36	5.76	177,286	0.76	0.75	3.48	133
10.15	0.27	333,505	0.78	0.75	3.54	87
10.78	8.48	174,403	0.76	0.75	3.38	86
10.46	(0.10)	139,977	0.76	0.75	3.27	88
11.14	12.11	238,471	0.75	0.75	3.39	165

10.36	5.61	659,848	0.91	0.90	3.27	133
10.15	0.12	510,555	0.93	0.90	3.38	87
10.78	8.32	561,326	0.91	0.90	3.23	86
10.46	(0.25)	471,329	0.91	0.90	3.12	88
11.14	11.95	980,086	0.90	0.90	3.24	165

10.36	5.60	1,004,734	0.91	0.90	3.28	133
10.15	0.12	950,098	0.93	0.90	3.38	87
10.78	8.32	995,694	0.91	0.90	3.23	86
10.46	(0.25)	1,094,356	0.91	0.90	3.12	88
11.14	11.94	1,768,357	0.90	0.90	3.24	165

10.36	4.82	582,565	1.66	1.65	2.52	133
10.15	(0.63)	535,409	1.68	1.65	2.63	87
10.78	7.51	563,939	1.66	1.65	2.48	86
10.46	(0.99)	607,225	1.66	1.65	2.37	88
11.14	11.12	1,003,538	1.65	1.65	2.49	165

ANNUAL REPORT	MARCH 31, 2017	15

Statement of Assets and Liabilities PIMCO Investment Grade Corporate Bond Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$10,670,099
Investments in Affiliates	284,181
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,097
Over the counter	41,573
Deposits with counterparty	8,292
Foreign currency, at value	8,591
Receivable for investments sold	22,454
Receivable for TBA investments sold	461,130
Receivable for Fund shares sold	18,979
Interest and/or dividends receivable	93,319
Dividends receivable from Affiliates	341
Total Assets	11,613,056

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,169
Payable for sale-buyback transactions	245,958
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,993
Over the counter	48,364
Payable for investments purchased	101,902
Payable for investments in Affiliates purchased	341
Payable for TBA investments purchased	893,854
Deposits from counterparty	15,093
Payable for Fund shares redeemed	19,392
Distributions payable	2,904
Overdraft due to custodian	4,148
Accrued investment advisory fees	2,288
Accrued supervisory and administrative fees	2,723
Accrued distribution fees	581
Accrued servicing fees	357
Other liabilities	8
Total Liabilities	1,346,075

Net Assets	$10,266,981

Net Assets Consist of:
Paid in capital	$10,166,277
(Overdistributed) net investment income	(4,991)
Accumulated undistributed net realized gain	4,282
Net unrealized appreciation	101,413
Net Assets	$10,266,981

Cost of investments in securities	$10,618,090
Cost of investments in Affiliates	$284,161
Cost of foreign currency held	$8,598
Cost or premiums of financial derivative instruments, net	$(33,838)

* Includes repurchase agreements of:	$245,700

16	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$6,332,729
Class P	1,509,819
Administrative Class	177,286
Class D	659,848
Class A	1,004,734
Class C	582,565
Shares Issued and Outstanding:
Institutional Class	611,544
Class P	145,802
Administrative Class	17,120
Class D	63,721
Class A	97,026
Class C	56,258
Net Asset Value Per Share Outstanding:
Institutional Class	$10.36
Class P	10.36
Administrative Class	10.36
Class D	10.36
Class A	10.36
Class C	10.36

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Operations PIMCO Investment Grade Corporate Bond Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$400,022
Dividends	3,190
Dividends from Investments in Affiliates	2,244
Total Income	405,456

Expenses:
Investment advisory fees	24,298
Supervisory and administrative fees	29,178
Distribution and/or servicing fees - Administrative Class	795
Distribution and/or servicing fees - Class D	1,615
Distribution fees - Class C	4,490
Servicing fees - Class A	2,547
Servicing fees - Class C	1,497
Trustee fees	65
Interest expense	1,272
Miscellaneous expense	5
Total Expenses	65,762

Net Investment Income	339,694

Net Realized Gain (Loss):
Investments in securities	25,483
Investments in Affiliates	103
Exchange-traded or centrally cleared financial derivative instruments	6,112
Over the counter financial derivative instruments	56,808
Foreign currency	(965)

Net Realized Gain	87,541

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(57,866)
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	55,336
Over the counter financial derivative instruments	49,571
Foreign currency assets and liabilities	116

Net Change in Unrealized Appreciation	47,174

Net Increase in Net Assets Resulting from Operations	$474,409

* Foreign tax withholdings	$7

18	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Corporate Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase in Net Assets from:

Operations:
Net investment income	$339,694	$240,656
Net realized gain (loss)	87,541	(34,299)
Net change in unrealized appreciation (depreciation)	47,174	(168,839)

Net Increase in Net Assets Resulting from Operations	474,409	37,518

Distributions to Shareholders:
From net investment income
Institutional Class	(214,781)	(188,075)
Class P	(54,825)	(30,734)
Administrative Class	(11,264)	(8,660)
Class D	(21,963)	(22,712)
Class A	(34,631)	(41,642)
Class C	(15,851)	(19,382)
From net realized capital gains
Institutional Class	0	(60,831)
Class P	0	(10,366)
Administrative Class	0	(3,024)
Class D	0	(7,959)
Class A	0	(15,034)
Class C	0	(8,337)
Tax basis return of capital
Institutional Class	0	0
Class P	0	0
Administrative Class	0	0
Class D	0	0
Class A	0	0
Class C	0	0

Total Distributions(a)	(353,315)	(416,756)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	2,506,170	1,216,566

Total Increase in Net Assets	2,627,264	837,328

Net Assets:
Beginning of year	7,639,717	6,802,389
End of year*	$10,266,981	$7,639,717

*Including (overdistributed) net investment income of:	$(4,991)	$(33,814)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	19

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.7%
AABS Ltd.
4.875% due 01/10/2038		$10,984	$10,958
AerCap Holdings N.V.
3.397% due 10/06/2023		38,100	38,501
Ancestry.com Operations, Inc.
4.250% due 10/19/2023		7,920	8,002
Apollo Aviation Securitization Equity Trust
5.125% due 12/15/2020		4,181	4,173
Avolon Holdings Ltd.
3.500% due 03/20/2022		9,000	9,136
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 (g)		16,850	17,029
BWAY Corp.
3.500% due 03/22/2024		1,600	1,599
CenturyLink, Inc.
6.000% due 02/17/2018		47,600	47,352
Charter Communications Operating LLC
3.040% due 01/15/2024		298	300
2.990% due 01/15/2022		7,970	8,002
Concordia International Corp.
5.250% due 10/21/2021		1,977	1,394
CPG International, Inc.
4.897% due 09/30/2020		8,939	9,006
Cyxtera Technologies, Inc.
4.750% due 03/28/2024		1,800	1,814
Delta Air Lines, Inc.
2.898% - 3.052% due 09/30/2019 (g)		20,306	20,308
3.038% due 05/09/2019 (g)		4,232	4,231
Diamond Resorts Corp.
7.000% due 08/11/2023		1,493	1,506
DJO Finance LLC
4.250% due 06/08/2020		995	966
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		102,438	102,523
Gardner Denver, Inc.
4.250% - 4.568% due 07/30/2020		2,133	2,132
Gavilan Resources LLC
7.000% due 03/01/2024		4,300	4,285
Harbour Aircraft Investments Ltd.
4.703% due 07/15/2041		11,930	11,852
HCA, Inc.
5.875% due 03/17/2023		248	250
Helix Gen Funding LLC
5.250% due 02/23/2024		1,300	1,320
Ineos Finance PLC
3.250% due 04/01/2024	EUR	3,500	3,730

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Las Vegas Sands LLC
2.980% due 12/19/2020		$101,197	$101,359
Lightstone Generation LLC
6.539% due 01/30/2024		6,400	6,482
Limetree Bay Terminals LLC
6.040% due 02/15/2024		1,300	1,319
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (g)		13,725	13,472
5.860% - 6.110% due 06/24/2021 (g)		8,845	8,891
Rise Ltd.
4.750% due 01/31/2021 (g)		7,320	7,287
RPI Finance Trust
2.250% due 03/27/2023		3,000	3,013
3.647% due 10/14/2022		11,806	11,858
TEX Operations Co. LLC
3.732% due 08/04/2023		8,989	8,978
Valeant Pharmaceuticals International, Inc.
5.450% due 08/05/2020		978	982
Vistra Operations Co. LLC
4.193% due 12/14/2023		998	1,001
Westmoreland Coal Co.
7.647% due 12/16/2020		1,298	1,204
Yum! Brands, Inc.
2.978% due 06/16/2023		3,383	3,423

Total Loan Participations and Assignments (Cost $478,617)			479,638

CORPORATE BONDS & NOTES 67.9%

BANKING & FINANCE 34.5%
ABN AMRO Bank NV
6.250% due 09/13/2022		9,475	9,657
AerCap Ireland Capital DAC
3.750% due 05/15/2019		500	514
4.500% due 05/15/2021		4,850	5,088
4.625% due 10/30/2020		6,900	7,297
5.000% due 10/01/2021		5,700	6,107
Air Lease Corp.
3.375% due 06/01/2021		6,600	6,734
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	500	578
Alexandria Real Estate Equities, Inc.
3.900% due 06/15/2023		$5,000	5,123
4.300% due 01/15/2026		12,535	12,883
4.500% due 07/30/2029		2,700	2,792
Alleghany Corp.
5.625% due 09/15/2020		1,000	1,100
Ally Financial, Inc.
8.000% due 11/01/2031		6,900	8,279

20	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alpha Star Holding Ltd.
4.970% due 04/09/2019		$9,900	$9,965
American Express Credit Corp.
2.700% due 03/03/2022		700	700
American Financial Group, Inc.
3.500% due 08/15/2026		10,900	10,601
American International Group, Inc.
4.375% due 01/15/2055		4,000	3,575
4.500% due 07/16/2044		10,250	9,808
6.250% due 05/01/2036		1,200	1,420
American Tower Corp.
3.500% due 01/31/2023		700	705
4.000% due 06/01/2025		21,300	21,586
4.400% due 02/15/2026		1,581	1,638
Athene Global Funding
4.000% due 01/25/2022		7,200	7,326
Aviation Capital Group Corp.
4.625% due 01/31/2018		11,600	11,854
6.750% due 04/06/2021		700	802
7.125% due 10/15/2020		10,050	11,510
Aviation Loan Trust
3.241% due 12/15/2022		3,403	3,092
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	13,800	14,762
8.875% due 04/14/2021 (f)		8,200	9,594
Banco de Credito e Inversiones
3.000% due 09/13/2017		$600	603
Banco do Brasil S.A.
3.875% due 10/10/2022		4,905	4,716
6.250% due 04/15/2024 (f)		2,900	2,437
9.000% due 06/18/2024 (f)		7,543	7,845
Banco Santander Chile
1.915% due 04/11/2017		2,850	2,851
Bank of America Corp.
3.300% due 01/11/2023		1,125	1,133
3.875% due 08/01/2025		14,000	14,272
4.000% due 04/01/2024		15,800	16,405
4.100% due 07/24/2023		2,579	2,705
4.382% due 10/21/2025	MXN	50,000	3,071
5.650% due 05/01/2018		$21,045	21,900
5.750% due 12/01/2017		2,075	2,130
6.000% due 09/01/2017		22,130	22,530
6.400% due 08/28/2017		15,528	15,831
6.875% due 04/25/2018		56,292	59,248
Bank of America N.A.
1.458% due 05/08/2017		10,000	10,004
6.100% due 06/15/2017		6,510	6,570
Bank of New York Mellon Corp.
3.000% due 02/24/2025		7,000	6,931
4.625% due 09/20/2026 (f)		4,600	4,427
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.300% due 03/05/2020		19,600	19,552
2.850% due 09/08/2021		13,950	14,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019		$10,000	$9,939
Barclays Bank PLC
7.625% due 11/21/2022		45,971	50,365
14.000% due 06/15/2019 (f)	GBP	400	615
Barclays PLC
2.635% due 01/10/2023		$9,000	9,102
3.144% due 08/10/2021		1,900	1,983
3.200% due 08/10/2021		3,200	3,205
3.650% due 03/16/2025		1,000	977
4.375% due 01/12/2026		30,065	30,525
8.000% due 12/15/2020 (f)	EUR	8,150	9,439
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$9,000	9,217
7.250% due 02/01/2018		38,710	40,462
BGC Partners, Inc.
5.125% due 05/27/2021		21,000	21,936
5.375% due 12/09/2019		13,550	14,256
BlackRock, Inc.
3.375% due 06/01/2022		2,800	2,913
Blackstone CQP Holdco LP
6.500% due 03/20/2021		60,932	61,199
Blackstone Holdings Finance Co. LLC
4.450% due 07/15/2045		3,700	3,509
5.000% due 06/15/2044		3,900	4,041
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		45,170	46,469
BPCE S.A.
4.500% due 03/15/2025		10,700	10,543
5.150% due 07/21/2024		7,300	7,508
5.700% due 10/22/2023		1,700	1,807
Brixmor Operating Partnership LP
3.250% due 09/15/2023		4,700	4,597
3.850% due 02/01/2025		4,875	4,819
4.125% due 06/15/2026		3,900	3,931
Brookfield Finance LLC
4.000% due 04/01/2024		17,000	17,122
Cantor Fitzgerald LP
6.500% due 06/17/2022		350	381
7.875% due 10/15/2019		26,675	29,379
CBL & Associates LP
5.950% due 12/15/2026		2,000	1,933
Chubb INA Holdings, Inc.
2.300% due 11/03/2020		700	703
3.350% due 05/03/2026		7,000	7,088
CIT Group, Inc.
5.000% due 05/15/2018		400	403
Citigroup, Inc.
1.800% due 01/10/2020		36,100	36,235
2.032% due 06/07/2019		27,300	27,562
2.225% due 08/02/2021		15,100	15,344
2.650% due 10/26/2020		2,000	2,014

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.900% due 12/08/2021		$15,700	$15,775
3.200% due 10/21/2026		8,200	7,842
3.400% due 05/01/2026		2,200	2,144
3.700% due 01/12/2026		17,100	17,146
6.300% due 05/15/2024 (f)		12,200	12,734
8.125% due 07/15/2039		2,786	4,105
Citizens Financial Group, Inc.
2.375% due 07/28/2021		7,700	7,600
CME Group, Inc.
3.000% due 03/15/2025		3,300	3,304
5.300% due 09/15/2043		6,400	7,659
CoBank ACB
6.250% due 10/01/2026 (f)		9,300	10,150
Cooperatieve Rabobank UA
3.875% due 02/08/2022		2,000	2,107
4.625% due 05/23/2029	GBP	9,600	13,381
6.625% due 06/29/2021 (f)	EUR	1,000	1,162
6.875% due 03/19/2020		15,300	19,297
8.400% due 06/29/2017 (f)		$4,400	4,470
Corporate Office Properties LP
5.000% due 07/01/2025		13,800	14,407
Countrywide Capital
8.050% due 06/15/2027		12,000	14,917
Credit Agricole S.A.
2.328% due 07/01/2021		4,000	4,041
7.875% due 01/23/2024 (f)		11,900	12,134
8.125% due 09/19/2033		9,000	9,676
Credit Suisse AG
6.500% due 08/08/2023		38,555	42,423
Credit Suisse Group AG
3.574% due 01/09/2023		5,000	4,996
7.500% due 12/11/2023 (f)		1,100	1,195
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		1,750	1,761
3.314% due 04/16/2021		23,900	25,087
3.750% due 03/26/2025		6,400	6,306
3.800% due 09/15/2022		20,000	20,310
3.800% due 06/09/2023		12,600	12,664
Crown Castle International Corp.
2.250% due 09/01/2021		1,400	1,362
3.400% due 02/15/2021		800	814
3.700% due 06/15/2026		1,200	1,180
4.000% due 03/01/2027		3,100	3,132
4.450% due 02/15/2026		7,100	7,395
4.875% due 04/15/2022		7,500	8,076
5.250% due 01/15/2023		13,953	15,243
CyrusOne LP
5.000% due 03/15/2024		100	103
5.375% due 03/15/2027		200	203
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (f)		7,000	7,184
Deutsche Bank AG
1.350% due 05/30/2017		6,000	5,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 10/14/2021	$65,000	$66,678
Digital Realty Trust LP
3.400% due 10/01/2020	9,100	9,339
Discover Financial Services
4.100% due 02/09/2027	5,450	5,462
Doctors Co.
6.500% due 10/15/2023	12,300	13,487
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	4,275	4,427
E*TRADE Financial Corp.
5.875% due 09/15/2026 (f)	9,700	10,018
Education Realty Operating Partnership LP
4.600% due 12/01/2024	6,200	6,257
EPR Properties
4.500% due 04/01/2025	3,900	3,902
4.750% due 12/15/2026	3,200	3,225
ERP Operating LP
2.375% due 07/01/2019	5,200	5,236
4.500% due 06/01/2045	400	410
Essex Portfolio LP
3.375% due 04/15/2026	11,400	11,097
3.500% due 04/01/2025	1,875	1,860
3.875% due 05/01/2024	3,900	3,988
Exeter Finance Corp.
9.750% due 05/20/2019	5,500	5,269
FBM Finance, Inc.
8.250% due 08/15/2021	2,200	2,343
Fidelity National Financial, Inc.
5.500% due 09/01/2022	22,440	23,722
First American Financial Corp.
4.300% due 02/01/2023	10,900	11,007
4.600% due 11/15/2024	5,115	5,175
First Gulf Bank PJSC
3.250% due 01/14/2019	4,700	4,779
First Republic Bank
2.375% due 06/17/2019	2,275	2,273
Flagstar Bancorp, Inc.
6.125% due 07/15/2021	16,300	17,391
Ford Motor Credit Co. LLC
1.864% due 08/12/2019	500	503
2.240% due 06/15/2018	11,590	11,632
2.375% due 01/16/2018	4,960	4,982
5.000% due 05/15/2018	25,915	26,781
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	4,000	4,018
4.418% due 11/15/2035	43,626	46,160
General Motors Financial Co., Inc.
3.100% due 01/15/2019	8,200	8,335
3.200% due 07/13/2020	18,000	18,322
3.500% due 07/10/2019	4,000	4,111

22	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Global Bank Corp.
4.500% due 10/20/2021		$2,500	$2,483
Goldman Sachs Group, Inc.
2.142% due 04/26/2022		3,700	3,733
2.209% due 11/15/2021		29,500	29,854
2.822% due 02/25/2021		25,000	25,920
3.500% due 01/23/2025		21,000	20,953
3.750% due 05/22/2025		23,115	23,388
5.750% due 01/24/2022		28,915	32,596
5.950% due 01/18/2018		30,911	31,927
6.150% due 04/01/2018		36,113	37,629
6.450% due 05/01/2036		7,000	8,385
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,500	7,278
6.375% due 04/15/2021		3,800	4,272
Hartford Financial Services Group, Inc.
5.125% due 04/15/2022		1,200	1,326
Highwoods Realty LP
3.875% due 03/01/2027		1,100	1,090
Hospitality Properties Trust
4.500% due 06/15/2023		1,200	1,243
5.000% due 08/15/2022		3,500	3,732
Host Hotels & Resorts LP
3.875% due 04/01/2024		5,600	5,650
4.000% due 06/15/2025		5,250	5,271
6.000% due 10/01/2021		6,100	6,781
HSBC Bank PLC
4.125% due 08/12/2020		19,878	21,002
HSBC Holdings PLC
2.650% due 01/05/2022		16,600	16,803
2.950% due 05/25/2021		1,500	1,508
3.346% due 03/08/2021		8,300	8,746
3.600% due 05/25/2023		8,000	8,135
4.300% due 03/08/2026		34,300	35,750
6.000% due 09/29/2023 (f)	EUR	18,035	20,757
7.350% due 11/27/2032		$692	885
HSBC USA, Inc.
2.250% due 06/23/2019		7,000	7,032
2.350% due 03/05/2020		5,250	5,270
Hyundai Capital Services, Inc.
3.000% due 03/06/2022		3,000	2,999
Industrial & Commercial Bank of China Ltd.
2.351% due 11/13/2017		18,750	18,816
ING Bank NV
1.650% due 08/15/2019		2,300	2,272
ING Groep NV
6.500% due 04/16/2025 (f)		3,800	3,785
Intercontinental Exchange, Inc.
2.750% due 12/01/2020		2,300	2,338
3.750% due 12/01/2025		1,600	1,655
4.000% due 10/15/2023		2,000	2,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
3.875% due 04/15/2018		$10,000	$10,198
7.125% due 09/01/2018		10,860	11,610
8.250% due 12/15/2020		400	473
8.625% due 01/15/2022		14,300	17,550
8.875% due 09/01/2017		2,400	2,476
Intesa Sanpaolo SpA
3.875% due 01/16/2018		2,800	2,838
3.875% due 01/15/2019		1,300	1,331
5.017% due 06/26/2024		6,890	6,491
5.710% due 01/15/2026		10,000	9,707
7.700% due 09/17/2025 (f)		7,200	6,912
Jefferies Finance LLC
6.875% due 04/15/2022		750	720
7.375% due 04/01/2020		16,725	16,976
Jefferies LoanCore LLC
6.875% due 06/01/2020		20,870	21,235
JPMorgan Chase & Co.
3.300% due 04/01/2026		14,203	13,939
3.900% due 07/15/2025		7,150	7,398
4.250% due 10/15/2020		800	849
6.100% due 10/01/2024 (f)		8,900	9,416
6.125% due 04/30/2024 (f)		5,500	5,837
6.750% due 02/01/2024 (f)		100	110
7.900% due 04/30/2018 (f)		32,723	33,950
JPMorgan Chase Bank N.A.
6.000% due 07/05/2017		21,210	21,463
6.000% due 10/01/2017		14,329	14,630
KBC Bank NV
8.000% due 01/25/2023		9,400	9,865
KEB Hana Bank
3.125% due 06/26/2017		10,160	10,192
Kilroy Realty LP
3.800% due 01/15/2023		4,800	4,928
4.375% due 10/01/2025		4,900	5,124
Lazard Group LLC
3.750% due 02/13/2025		5,583	5,559
LeasePlan Corp. NV
2.500% due 05/16/2018		1,600	1,604
2.875% due 01/22/2019		2,730	2,743
3.000% due 10/23/2017		15,250	15,339
Legg Mason, Inc.
2.700% due 07/15/2019		6,300	6,364
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		3,403	229
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	3,700	4,230
Lloyds Bank PLC
7.625% due 04/22/2025	GBP	1,200	1,992
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		8,898	12,183
7.875% due 06/27/2029 (f)		10,352	14,431

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Manulife Financial Corp.
4.150% due 03/04/2026		$550	$580
Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024		5,400	5,518
3.500% due 03/10/2025		10,750	10,915
MetLife Capital Trust
7.875% due 12/15/2067		2,000	2,470
MetLife, Inc.
10.750% due 08/01/2069		4,000	6,190
Mid-America Apartments LP
3.750% due 06/15/2024		150	153
4.300% due 10/15/2023		25,485	26,929
Mitsubishi UFJ Financial Group, Inc.
2.180% due 09/13/2021		52,100	52,630
2.935% due 03/01/2021		28,000	28,970
2.998% due 02/22/2022		4,000	4,039
Mizuho Bank Ltd.
2.150% due 10/20/2018		2,000	2,003
Mizuho Financial Group, Inc.
2.260% due 09/13/2021		5,200	5,252
2.632% due 04/12/2021		8,000	7,943
Morgan Stanley
1.842% due 02/14/2020		3,000	3,007
3.125% due 07/27/2026		1,000	957
3.875% due 01/27/2026		18,000	18,271
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		7,000	6,778
Nasdaq, Inc.
3.850% due 06/30/2026		10,000	9,964
National City Bank
1.472% due 06/07/2017		2,600	2,600
Nationwide Building Society
3.900% due 07/21/2025		1,200	1,246
Navient Corp.
6.500% due 06/15/2022		12,800	12,928
8.000% due 03/25/2020		1,200	1,307
Neuberger Berman Group LLC
4.500% due 03/15/2027		7,800	7,940
Novo Banco S.A.
5.000% due 04/23/2019	EUR	1,700	1,681
5.000% due 05/14/2019		3,409	3,356
5.000% due 05/21/2019		3,000	2,958
5.000% due 05/23/2019		3,000	2,957
Old Republic International Corp.
3.875% due 08/26/2026		$19,410	19,178
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		8,075	8,193
4.500% due 01/15/2025		2,200	2,199
4.500% due 04/01/2027		3,300	3,243
4.950% due 04/01/2024		700	721
5.250% due 01/15/2026		7,300	7,634

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$6,800	$7,337
OneMain Financial Holdings LLC
6.750% due 12/15/2019		8,500	8,914
7.250% due 12/15/2021		4,117	4,333
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		2,000	2,022
PHH Corp.
6.375% due 08/15/2021		6,350	6,429
7.375% due 09/01/2019		3,500	3,819
Physicians Realty LP
4.300% due 03/15/2027		4,100	4,104
Pinnacol Assurance
8.625% due 06/25/2034 (g)		6,000	6,017
Piper Jaffray Cos.
4.147% due 05/31/2017		800	800
Preferred Term Securities Ltd.
1.698% due 03/24/2034		30	29
Prologis LP
4.000% due 01/15/2018		2,000	2,024
Protective Life Global Funding
1.999% due 09/14/2021		15,600	15,060
Provident Funding Associates LP
6.750% due 06/15/2021		500	513
Prudential PLC
5.700% due 12/19/2063	GBP	800	1,068
QNB Finance Ltd.
2.750% due 10/31/2018		$1,800	1,821
Radian Group, Inc.
5.250% due 06/15/2020		3,100	3,267
RCI Banque S.A.
3.500% due 04/03/2018		2,500	2,538
Reliance Standard Life Global Funding
3.050% due 01/20/2021		1,900	1,917
Rio Oil Finance Trust
9.250% due 07/06/2024		12,774	12,997
9.750% due 01/06/2027		15,487	15,681
Royal Bank of Canada
2.100% due 10/14/2020		2,000	1,993
Royal Bank of Scotland Group PLC
4.800% due 04/05/2026		7,900	8,098
8.000% due 08/10/2025 (f)		4,100	4,080
8.625% due 08/15/2021 (f)		30,650	32,029
Santander UK Group Holdings PLC
2.875% due 10/16/2020		6,700	6,720
2.875% due 08/05/2021		26,900	26,574
4.750% due 09/15/2025		38,961	38,991
5.625% due 09/15/2045		900	924
7.375% due 06/24/2022 (f)	GBP	2,630	3,456
Santander UK PLC
5.000% due 11/07/2023		$2,600	2,718

24	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SL Green Realty Corp.
4.500% due 12/01/2022		$10,550	$10,795
5.000% due 08/15/2018		6,000	6,205
SLM Corp.
5.125% due 04/05/2022 (a)		3,300	3,300
Societe Generale S.A.
8.000% due 09/29/2025 (f)		3,000	3,075
Spirit Realty LP
4.450% due 09/15/2026		7,000	6,915
Springleaf Finance Corp.
5.250% due 12/15/2019		10,875	10,997
8.250% due 12/15/2020		3,600	3,942
StanCorp Financial Group, Inc.
6.900% due 06/01/2067		5,300	4,677
Stearns Holdings LLC
9.375% due 08/15/2020		9,900	10,048
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	5,250	6,325
Sumitomo Mitsui Financial Group, Inc.
2.165% due 10/19/2021		$35,000	35,457
2.786% due 03/09/2021		30,000	30,982
2.934% due 03/09/2021		5,900	5,952
Suzano Austria GmbH
5.750% due 07/14/2026		3,800	3,880
Synchrony Financial
2.265% due 02/03/2020		13,350	13,444
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054		43,400	43,020
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	3,441	4,389
5.661% due 10/13/2041		3,161	4,089
5.744% due 04/13/2040		587	776
5.801% due 10/13/2040		3,246	4,267
TIAA Asset Management Finance Co. LLC
4.125% due 11/01/2024		$4,200	4,286
Trust F
5.250% due 12/15/2024		2,000	2,055
5.250% due 01/30/2026		10,660	10,767
U.S. Bancorp
5.300% due 04/15/2027 (f)		14,000	14,297
UBS AG
4.750% due 05/22/2023		35,557	36,415
5.125% due 05/15/2024		21,530	22,102
7.625% due 08/17/2022		40,367	46,773
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025		10,000	10,186
UBS Group Funding Switzerland AG
4.253% due 03/23/2028		6,500	6,589
UDR, Inc.
3.700% due 10/01/2020		3,000	3,095
3.750% due 07/01/2024		1,125	1,140
4.000% due 10/01/2025		14,200	14,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ventas Realty LP
3.850% due 04/01/2027	$8,600	$8,555
VEREIT Operating Partnership LP
3.000% due 02/06/2019	5,195	5,218
4.125% due 06/01/2021	4,300	4,423
4.875% due 06/01/2026	3,400	3,553
Visa, Inc.
3.150% due 12/14/2025	2,800	2,813
Vonovia Finance BV
3.200% due 10/02/2017	15,600	15,691
5.000% due 10/02/2023	1,100	1,166
WEA Finance LLC
2.700% due 09/17/2019	1,800	1,818
3.250% due 10/05/2020	10,250	10,454
3.750% due 09/17/2024	5,805	5,881
Wells Fargo & Co.
1.964% due 02/11/2022	10,300	10,365
2.153% due 01/24/2023	42,150	42,650
2.269% due 10/31/2023	7,550	7,695
2.440% due 03/04/2021	13,050	13,390
2.500% due 03/04/2021	18,050	18,007
2.550% due 12/07/2020	10,500	10,557
3.000% due 04/22/2026	15,051	14,429
3.550% due 09/29/2025	19,850	20,017
7.980% due 03/15/2018 (f)	25,400	26,479
Wells Fargo Bank N.A.
1.750% due 12/06/2019	7,500	7,559
1.781% due 01/22/2018	21,100	21,210
Welltower, Inc.
4.950% due 01/15/2021	2,500	2,683
6.125% due 04/15/2020	1,975	2,186
Weyerhaeuser Co.
7.125% due 07/15/2023	1,735	2,058
7.375% due 10/01/2019	7,165	8,035
7.375% due 03/15/2032	14,881	19,613
7.950% due 03/15/2025	12,479	15,354
8.500% due 01/15/2025	11,314	14,845
WP Carey, Inc.
4.250% due 10/01/2026	7,400	7,337
4.600% due 04/01/2024	150	155
XLIT Ltd.
6.500% due 05/01/2017 (f)	5,000	4,213

		3,541,865

INDUSTRIALS 25.9%
21st Century Fox America, Inc.
4.750% due 09/15/2044	125	127
Abbott Laboratories
2.900% due 11/30/2021	11,500	11,561
AbbVie, Inc.
2.300% due 05/14/2021	500	494
2.850% due 05/14/2023	29,435	28,913

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 05/14/2025		$33,255	$33,316
4.300% due 05/14/2036		5,000	4,853
4.400% due 11/06/2042		7,000	6,707
Actavis Funding SCS
3.800% due 03/15/2025		23,173	23,377
3.850% due 06/15/2024		24,300	24,794
4.550% due 03/15/2035		12,302	12,370
4.750% due 03/15/2045		3,880	3,921
Actavis, Inc.
4.625% due 10/01/2042		5,000	4,928
Activision Blizzard, Inc.
2.300% due 09/15/2021		2,500	2,450
3.400% due 09/15/2026		2,000	1,957
6.125% due 09/15/2023		2,400	2,599
ADT Corp.
4.875% due 07/15/2032		2,100	1,680
Air Canada Pass-Through Trust
4.125% due 11/15/2026		8,676	8,969
5.375% due 11/15/2022		1,539	1,587
Aleris International, Inc.
9.500% due 04/01/2021		2,400	2,592
Alibaba Group Holding Ltd.
3.125% due 11/28/2021		21,600	21,854
Alliance Data Systems Corp.
5.375% due 08/01/2022		3,400	3,442
5.875% due 11/01/2021		1,300	1,349
Altice Financing S.A.
7.500% due 05/15/2026		5,000	5,325
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,000	2,261
7.750% due 05/15/2022		$2,900	3,085
American Airlines Pass-Through Trust
3.375% due 11/01/2028		4,646	4,559
3.650% due 02/15/2029		8,400	8,445
3.700% due 04/01/2028		3,232	3,252
4.000% due 01/15/2027		1,164	1,203
4.950% due 08/15/2026		2,400	2,460
5.250% due 07/31/2022		1,844	1,966
Amgen, Inc.
3.625% due 05/22/2024		10,000	10,263
4.400% due 05/01/2045		2,800	2,728
4.663% due 06/15/2051		39,404	39,482
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		33,900	34,543
3.650% due 02/01/2026		33,400	33,833
4.700% due 02/01/2036		25,400	26,973
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		3,000	3,248
Anthem, Inc.
3.700% due 08/15/2021		6,000	6,221
4.650% due 01/15/2043		4,509	4,609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AP Moller - Maersk A/S
2.550% due 09/22/2019		$5,800	$5,832
Apple, Inc.
2.450% due 08/04/2026		28,000	26,516
3.350% due 02/09/2027		26,600	26,881
Ardagh Packaging Finance PLC
6.750% due 05/15/2024	EUR	800	935
Asciano Finance Ltd.
5.000% due 04/07/2018		$4,000	4,096
6.000% due 04/07/2023		7,000	7,617
Aston Martin Capital Ltd.
6.500% due 04/15/2022 (a)		300	300
AstraZeneca PLC
3.375% due 11/16/2025		2,450	2,469
Biogen, Inc.
5.200% due 09/15/2045		8,000	8,679
Black Knight InfoServe LLC
5.750% due 04/15/2023		250	262
Block Communications, Inc.
6.875% due 02/15/2025		400	425
Boston Scientific Corp.
2.650% due 10/01/2018		326	329
3.375% due 05/15/2022		4,000	4,080
3.850% due 05/15/2025		28,079	28,555
Braskem Finance Ltd.
5.375% due 05/02/2022		6,100	6,378
Broadcom Corp.
3.625% due 01/15/2024		42,800	43,169
Burlington Northern Santa Fe LLC
3.400% due 09/01/2024		1,700	1,749
4.150% due 04/01/2045		2,500	2,506
4.450% due 03/15/2043		1,175	1,221
4.900% due 04/01/2044		2,562	2,828
5.400% due 06/01/2041		6,000	7,023
CA, Inc.
3.600% due 08/15/2022		700	711
4.700% due 03/15/2027		10,400	10,779
Cemex Finance LLC
4.625% due 06/15/2024	EUR	1,500	1,697
Cemex S.A.B. de C.V.
4.375% due 03/05/2023		1,460	1,639
4.750% due 01/11/2022		3,050	3,395
Cenovus Energy, Inc.
5.700% due 10/15/2019		$11,350	12,257
CenterPoint Energy Resources Corp.
4.500% due 01/15/2021		500	527
Central Nippon Expressway Co. Ltd.
2.170% due 08/05/2019		400	399
Charter Communications Operating LLC
4.464% due 07/23/2022		33,665	35,493
4.908% due 07/23/2025		33,600	35,538

26	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	$900	$942
Cimarex Energy Co.
4.375% due 06/01/2024	63,442	65,995
5.875% due 05/01/2022	3,000	3,092
CNPC General Capital Ltd.
1.936% due 05/14/2017	6,000	6,002
Comcast Corp.
2.750% due 03/01/2023	11,000	10,967
3.150% due 03/01/2026	8,100	7,978
4.600% due 08/15/2045	2,975	3,074
Community Health Systems, Inc.
5.125% due 08/01/2021 (i)	5,000	4,962
Constellation Brands, Inc.
4.250% due 05/01/2023	3,495	3,688
4.750% due 11/15/2024	3,700	3,991
6.000% due 05/01/2022	2,222	2,528
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	828	868
4.750% due 07/12/2022	1,952	2,057
7.250% due 05/10/2021	10,565	11,740
Cox Communications, Inc.
3.850% due 02/01/2025	11,700	11,683
4.700% due 12/15/2042	1,170	1,045
9.375% due 01/15/2019	4,000	4,476
CRH America, Inc.
3.875% due 05/18/2025	10,000	10,278
Crown Castle Towers LLC
3.222% due 05/15/2042	4,000	4,066
CSN Resources S.A.
6.500% due 07/21/2020	4,900	4,091
CSX Corp.
3.950% due 05/01/2050	2,000	1,834
CVS Health Corp.
5.125% due 07/20/2045	1,500	1,659
CVS Pass-Through Trust
4.163% due 08/11/2036	393	393
4.704% due 01/10/2036	9,301	9,665
5.789% due 01/10/2026	81	90
5.926% due 01/10/2034	432	495
6.036% due 12/10/2028	2,546	2,865
8.353% due 07/10/2031	415	535
D.R. Horton, Inc.
3.750% due 03/01/2019	2,023	2,074
5.750% due 08/15/2023	12,030	13,510
Delphi Automotive PLC
3.150% due 11/19/2020	4,500	4,594
Delta Air Lines, Inc.
3.625% due 03/15/2022	6,400	6,540
Diamond Finance Corp.
3.480% due 06/01/2019	13,200	13,539
4.420% due 06/15/2021	38,874	40,687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 06/15/2023	$39,000	$42,128
6.020% due 06/15/2026	4,500	4,924
DP World Ltd.
6.850% due 07/02/2037	26,920	31,186
Dynegy, Inc.
6.750% due 11/01/2019	7,135	7,367
8.000% due 01/15/2025	6,300	6,064
8.034% due 02/02/2024	249	237
Embraer Netherlands Finance BV
5.050% due 06/15/2025	1,200	1,241
EMD Finance LLC
2.950% due 03/19/2022	12,700	12,748
3.250% due 03/19/2025	7,700	7,622
Enbridge, Inc.
4.250% due 12/01/2026	5,000	5,113
Endo Finance LLC
5.375% due 01/15/2023	4,700	4,080
5.750% due 01/15/2022	1,300	1,190
6.000% due 07/15/2023	11,250	9,900
6.000% due 02/01/2025	3,400	2,915
7.250% due 01/15/2022	3,555	3,377
Energy Transfer Partners LP
3.600% due 02/01/2023	6,500	6,468
4.050% due 03/15/2025	24,200	24,010
4.750% due 01/15/2026	7,050	7,267
5.150% due 03/15/2045	1,250	1,180
5.200% due 02/01/2022	4,400	4,719
5.300% due 04/15/2047	15,100	14,548
6.050% due 06/01/2041	6,400	6,645
6.500% due 02/01/2042	3,300	3,573
7.500% due 07/01/2038	3,802	4,505
Entergy Louisiana LLC
4.050% due 09/01/2023	1,700	1,795
Enterprise Products Operating LLC
3.700% due 02/15/2026	2,000	2,004
3.750% due 02/15/2025	9,100	9,166
3.950% due 02/15/2027	5,000	5,108
4.450% due 02/15/2043	6,890	6,543
5.100% due 02/15/2045	10,000	10,481
5.700% due 02/15/2042	15,002	16,811
EQT Midstream Partners LP
4.000% due 08/01/2024	20,160	20,117
ERAC USA Finance LLC
3.300% due 12/01/2026	700	672
Everett Spinco, Inc.
4.250% due 04/15/2024	3,800	3,869
4.750% due 04/15/2027	15,600	15,937
Fidelity National Information Services, Inc.
2.250% due 08/15/2021	6,700	6,567
2.850% due 10/15/2018	5,600	5,679
3.625% due 10/15/2020	12,000	12,478
Flex Ltd.
5.000% due 02/15/2023	3,000	3,208

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		$2,800	$3,014
7.900% due 05/15/2019		2,000	2,220
Forest Laboratories LLC
4.875% due 02/15/2021		21,002	22,615
5.000% due 12/15/2021		1,250	1,356
Freeport Minerals Corp.
9.500% due 06/01/2031		200	234
Freeport-McMoRan, Inc.
6.625% due 05/01/2021		1,500	1,534
GATX Corp.
3.250% due 09/15/2026		5,000	4,771
General Electric Co.
3.150% due 09/07/2022		440	455
5.875% due 01/14/2038		2,396	3,028
6.875% due 01/10/2039		1,108	1,574
Georgia-Pacific LLC
3.734% due 07/15/2023		1,000	1,042
5.400% due 11/01/2020		3,725	4,096
Globo Comunicacao e Participacoes S.A.
4.875% due 04/11/2022		2,700	2,798
GTP Acquisition Partners LLC
2.350% due 06/15/2045		11,800	11,663
Gulfstream Natural Gas System LLC
4.600% due 09/15/2025		2,900	3,057
Harris Corp.
5.550% due 10/01/2021		2,025	2,251
Harvest Operations Corp.
2.125% due 05/14/2018		10,800	10,819
HCA, Inc.
4.750% due 05/01/2023		2,650	2,769
Heineken NV
3.500% due 01/29/2028		1,900	1,914
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	5,400	5,537
Hiland Partners Holdings LLC
5.500% due 05/15/2022		$9,690	10,110
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025		1,000	1,001
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		4,300	4,354
4.875% due 04/01/2027		3,700	3,746
Historic TW, Inc.
9.150% due 02/01/2023		3,000	3,853
Humana, Inc.
3.150% due 12/01/2022		5,000	5,028
3.950% due 03/15/2027		1,500	1,536
Imperial Tobacco Finance PLC
2.950% due 07/21/2020		15,150	15,353
3.500% due 02/11/2023		2,900	2,936
3.750% due 07/21/2022		5,900	6,066

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Tobacco, Inc.
2.100% due 07/23/2018	$1,300	$1,306
Kansas City Southern
3.125% due 06/01/2026	3,645	3,433
Kern River Funding Corp.
4.893% due 04/30/2018	17	18
Kinder Morgan Energy Partners LP
4.250% due 09/01/2024	800	811
5.800% due 03/01/2021	600	660
6.375% due 03/01/2041	1,049	1,143
6.500% due 04/01/2020	2,610	2,890
6.500% due 09/01/2039	5,310	5,905
6.550% due 09/15/2040	3,300	3,644
6.850% due 02/15/2020	100	111
6.950% due 01/15/2038	4,750	5,526
7.300% due 08/15/2033	600	701
7.400% due 03/15/2031	800	958
7.500% due 11/15/2040	5,500	6,660
Kinder Morgan, Inc.
5.050% due 02/15/2046	9,200	8,962
5.300% due 12/01/2034	3,200	3,230
7.800% due 08/01/2031	3,000	3,772
KLA-Tencor Corp.
4.125% due 11/01/2021	2,900	3,039
Kraft Heinz Foods Co.
3.000% due 06/01/2026	5,500	5,178
3.950% due 07/15/2025	17,750	18,031
Laboratory Corp. of America Holdings
3.600% due 02/01/2025	3,050	3,021
Land O’ Lakes, Inc.
7.250% due 04/04/2027 (a)(f)	6,900	6,960
Lifestorage, LP
3.500% due 07/01/2026	4,300	4,122
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	9,513
Mallinckrodt International Finance S.A.
5.625% due 10/15/2023 (i)	800	764
5.750% due 08/01/2022	2,500	2,476
Marriott International, Inc.
2.300% due 01/15/2022	11,700	11,448
3.750% due 03/15/2025	3,375	3,435
4.500% due 10/01/2034	6,099	6,197
Masco Corp.
4.450% due 04/01/2025	15,400	16,151
5.950% due 03/15/2022	5,020	5,644
7.125% due 03/15/2020	20,983	23,743
Massachusetts Institute of Technology
4.678% due 07/01/2114	150	155
MCE Finance Ltd.
5.000% due 02/15/2021	16,000	16,272
Micron Technology, Inc.
7.500% due 09/15/2023	700	783

28	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Microsoft Corp.
2.400% due 02/06/2022		$33,000	$33,217
2.875% due 02/06/2024		1,300	1,309
3.125% due 11/03/2025		10,500	10,611
3.300% due 02/06/2027		12,400	12,615
3.700% due 08/08/2046		22,000	20,662
4.000% due 02/12/2055		4,545	4,303
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		11,800	12,597
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		3,400	3,439
Mitchells & Butlers Finance PLC
0.794% due 12/15/2030	GBP	1,101	1,257
Moody’s Corp.
4.875% due 02/15/2024		$700	765
5.250% due 07/15/2044		3,000	3,358
Murphy Oil Corp.
6.875% due 08/15/2024		1,500	1,594
National Fuel Gas Co.
5.200% due 07/15/2025		12,600	13,457
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)		19,200	20,208
Newfield Exploration Co.
5.375% due 01/01/2026		2,100	2,204
Nissan Motor Acceptance Corp.
2.125% due 03/03/2020		900	895
2.350% due 03/04/2019		1,800	1,812
2.650% due 09/26/2018		1,200	1,212
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		937	1,012
7.027% due 05/01/2021		1,035	1,145
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029		5,200	5,283
NVR, Inc.
3.950% due 09/15/2022		4,000	4,143
NXP BV
3.875% due 09/01/2022		11,700	11,992
4.125% due 06/01/2021		2,000	2,080
4.625% due 06/15/2022		2,950	3,127
4.625% due 06/01/2023		5,300	5,625
ONEOK Partners LP
3.375% due 10/01/2022		17,991	18,027
4.900% due 03/15/2025		9,719	10,304
5.000% due 09/15/2023		7,200	7,727
Oracle Corp.
4.000% due 07/15/2046		5,000	4,781
Packaging Corp. of America
3.650% due 09/15/2024		900	909
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		7,100	7,411
Pearson Funding PLC
3.250% due 05/08/2023		4,950	4,690

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Penske Truck Leasing Co. LP
4.200% due 04/01/2027	$3,500	$3,570
Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	2,200	2,241
Petroleos Mexicanos
4.875% due 01/24/2022	1,500	1,547
8.000% due 05/03/2019	32,700	36,156
Pioneer Natural Resources Co.
3.950% due 07/15/2022	3,000	3,126
4.450% due 01/15/2026	7,950	8,396
6.875% due 05/01/2018	4,374	4,599
7.200% due 01/15/2028	4,797	5,943
7.500% due 01/15/2020	20,591	23,319
Post Holdings, Inc.
5.750% due 03/01/2027	1,700	1,704
Precision Drilling Corp.
5.250% due 11/15/2024	1,200	1,140
QUALCOMM, Inc.
3.450% due 05/20/2025	1,000	1,015
4.800% due 05/20/2045	6,834	7,143
QVC, Inc.
4.375% due 03/15/2023	6,400	6,426
4.450% due 02/15/2025	12,000	11,655
4.850% due 04/01/2024	4,057	4,087
5.125% due 07/02/2022	2,002	2,104
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	892
Regency Energy Partners LP
4.500% due 11/01/2023	8,900	9,144
5.000% due 10/01/2022	2,550	2,714
5.500% due 04/15/2023	2,100	2,192
5.750% due 09/01/2020	200	216
5.875% due 03/01/2022	4,878	5,369
6.500% due 07/15/2021	3,100	3,203
Republic Services, Inc.
4.750% due 05/15/2023	1,300	1,431
Rockies Express Pipeline LLC
5.625% due 04/15/2020	9,300	9,835
Rockwell Collins, Inc.
2.800% due 03/15/2022 (a)	5,000	5,017
3.200% due 03/15/2024 (a)	6,200	6,196
Ryder System, Inc.
2.500% due 03/01/2018	495	498
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	4,650	5,014
5.625% due 03/01/2025	1,300	1,411
5.750% due 05/15/2024	1,900	2,074
5.875% due 06/30/2026	10,825	11,955
6.250% due 03/15/2022	5,000	5,549
Scientific Games International, Inc.
7.000% due 01/01/2022	6,800	7,284

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SFR Group S.A.
7.375% due 05/01/2026	$12,000	$12,405
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	10,000	9,926
2.400% due 09/23/2021	14,700	14,411
2.875% due 09/23/2023	14,500	14,087
3.200% due 09/23/2026	4,800	4,593
Siemens Financieringsmaatschappij NV
1.747% due 03/16/2022	1,000	1,004
Silversea Cruise Finance Ltd.
7.250% due 02/01/2025	500	529
Sky PLC
9.500% due 11/15/2018	400	446
Smithfield Foods, Inc.
2.700% due 01/31/2020	1,200	1,201
3.350% due 02/01/2022	500	500
Solvay Finance America LLC
3.400% due 12/03/2020	8,610	8,865
4.450% due 12/03/2025	10,000	10,446
Southern Co.
2.350% due 07/01/2021	10,000	9,828
3.250% due 07/01/2026	7,600	7,264
Spectra Energy Partners LP
3.375% due 10/15/2026	700	668
3.500% due 03/15/2025	9,517	9,283
4.500% due 03/15/2045	5,000	4,688
Standard Industries, Inc.
5.000% due 02/15/2027	8,900	8,744
Studio City Co. Ltd.
5.875% due 11/30/2019	8,200	8,548
Sunoco Logistics Partners Operations LP
3.450% due 01/15/2023	2,400	2,369
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026	4,300	4,288
Symantec Corp.
2.750% due 06/15/2017	13,000	13,010
3.950% due 06/15/2022	5,242	5,270
5.000% due 04/15/2025	2,400	2,459
Tech Data Corp.
3.700% due 02/15/2022	2,300	2,314
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019	5,000	5,403
Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	3,800	3,715
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018	3,800	3,779
1.700% due 07/19/2019	5,100	5,044
2.200% due 07/21/2021	1,300	1,252
2.800% due 07/21/2023	24,374	23,162
Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	4,900	4,674
3.000% due 04/15/2023	12,800	12,718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 02/15/2022		$4,192	$4,279
Time Warner Cable LLC
4.125% due 02/15/2021		1,500	1,562
4.500% due 09/15/2042		9,000	8,204
5.000% due 02/01/2020		7,300	7,778
6.750% due 07/01/2018		10,100	10,683
8.250% due 04/01/2019		6,200	6,915
8.750% due 02/14/2019		6,262	7,002
Time Warner, Inc.
4.650% due 06/01/2044		5,000	4,744
Times Square Hotel Trust
8.528% due 08/01/2026		625	749
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		3,920	3,689
Tyson Foods, Inc.
3.950% due 08/15/2024		17,191	17,556
4.875% due 08/15/2034		1,719	1,763
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		2,244	2,503
7.125% due 04/22/2025		1,810	2,092
Union Pacific Corp.
4.250% due 04/15/2043		1,000	1,015
United Airlines Pass-Through Trust
2.875% due 04/07/2030		18,400	17,803
3.100% due 04/07/2030		9,600	9,246
3.450% due 01/07/2030		11,200	10,990
UnitedHealth Group, Inc.
3.750% due 07/15/2025		1,000	1,045
Universal Health Services, Inc.
4.750% due 08/01/2022		2,000	2,065
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		7,400	21
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		30,300	27,232
6.375% due 10/15/2020		4,400	4,004
6.750% due 08/15/2018		2,625	2,635
Viacom, Inc.
4.250% due 09/01/2023		4,349	4,467
4.500% due 02/27/2042		800	692
5.850% due 09/01/2043		12,025	12,702
6.250% due 02/28/2057		2,000	2,009
Virgin Australia Pass Through Trust
5.000% due 04/23/2025		3,024	3,148
Virgin Media Secured Finance PLC
5.500% due 01/15/2025	GBP	1,387	1,827
5.500% due 08/15/2026		$5,900	6,003
6.250% due 03/28/2029	GBP	1,500	2,042
Viterra, Inc.
5.950% due 08/01/2020		$470	513
Volkswagen Group of America Finance LLC
1.492% due 11/20/2017		3,600	3,603
1.650% due 05/22/2018		1,400	1,396
2.450% due 11/20/2019		800	801

30	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen International Finance NV
2.125% due 11/20/2018	$2,641	$2,645
Walgreens Boots Alliance, Inc.
2.600% due 06/01/2021	3,600	3,607
Wesfarmers Ltd.
1.874% due 03/20/2018	12,600	12,618
West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	2,600	2,493
Western Gas Partners LP
2.600% due 08/15/2018	8,525	8,576
3.950% due 06/01/2025	2,600	2,578
4.000% due 07/01/2022	4,870	5,006
5.375% due 06/01/2021	1,000	1,076
5.450% due 04/01/2044	40	41
WestJet Airlines Ltd.
3.500% due 06/16/2021	5,000	4,971
Westmoreland Coal Co.
8.750% due 01/01/2022	6,000	5,670
Willamette Industries, Inc.
7.350% due 07/01/2026	2,000	2,424
9.000% due 10/01/2021	1,500	1,826
Williams Partners LP
5.100% due 09/15/2045	650	648
Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	9,567
3.700% due 09/15/2026	1,000	979
Wyndham Worldwide Corp.
4.150% due 04/01/2024	4,700	4,746
4.500% due 04/01/2027	6,600	6,661
Wynn Las Vegas LLC
4.250% due 05/30/2023	22,982	22,673
5.500% due 03/01/2025	34,425	35,070
Wynn Macau Ltd.
5.250% due 10/15/2021	20,550	21,012
Yellowstone Energy LP
5.750% due 12/31/2026	4,114	4,122
Zayo Group LLC
5.750% due 01/15/2027	2,500	2,643
ZF North America Capital, Inc.
4.500% due 04/29/2022	6,115	6,390
4.750% due 04/29/2025	1,100	1,143
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	10,000	10,047
3.550% due 04/01/2025	3,900	3,863
Zoetis, Inc.
3.250% due 02/01/2023	2,000	2,022
3.450% due 11/13/2020	2,000	2,050
4.500% due 11/13/2025	1,300	1,403
4.700% due 02/01/2043	9,578	9,793

		2,653,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 7.5%
Allegheny Energy Supply Co. LLC
5.750% due 10/15/2019	$400	$436
American Transmission Systems, Inc.
5.250% due 01/15/2022	4,275	4,710
AT&T, Inc.
1.617% due 01/15/2020	31,700	31,922
3.000% due 06/30/2022	31,700	31,553
3.600% due 02/17/2023	19,300	19,570
3.950% due 01/15/2025	4,300	4,343
4.125% due 02/17/2026	29,000	29,459
4.300% due 12/15/2042	13,100	11,687
4.350% due 06/15/2045	620	547
4.450% due 05/15/2021	2,065	2,201
4.550% due 03/09/2049	6,615	5,956
4.800% due 06/15/2044	7,400	6,958
5.000% due 03/01/2021	6,269	6,769
5.350% due 09/01/2040	636	656
Black Hills Corp.
3.150% due 01/15/2027	3,500	3,340
Blue Racer Midstream LLC
6.125% due 11/15/2022	7,960	8,099
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	1,594	532
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	1,100	1,167
Cleco Corporate Holdings LLC
3.743% due 05/01/2026	5,850	5,794
Constellation Energy Group, Inc.
5.150% due 12/01/2020	4,500	4,890
DTE Energy Co.
6.375% due 04/15/2033	900	1,109
Duke Energy Carolinas LLC
2.500% due 03/15/2023	1,000	991
Duke Energy Corp.
2.650% due 09/01/2026	2,800	2,604
3.750% due 04/15/2024	20,557	21,174
E.ON International Finance BV
5.800% due 04/30/2018	4,800	5,001
Electricite de France S.A.
4.875% due 01/22/2044	500	499
Emera U.S. Finance LP
2.700% due 06/15/2021	3,100	3,085
3.550% due 06/15/2026	1,500	1,477
Enable Midstream Partners LP
3.900% due 05/15/2024	7,270	7,105
4.400% due 03/15/2027	3,700	3,679
Entergy Corp.
2.950% due 09/01/2026	8,795	8,362
4.000% due 07/15/2022	4,200	4,404
Entergy New Orleans, Inc.
5.100% due 12/01/2020	10,000	10,339

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Exelon Corp.
3.950% due 06/15/2025		$6,400	$6,589
Exelon Generation Co. LLC
3.400% due 03/15/2022		13,700	13,825
6.250% due 10/01/2039		990	1,030
FirstEnergy Corp.
2.750% due 03/15/2018		7,250	7,278
4.250% due 03/15/2023		3,288	3,402
7.375% due 11/15/2031		16,921	22,104
Gazprom Neft OAO Via GPN Capital S.A.
2.933% due 04/26/2018	EUR	1,150	1,254
4.375% due 09/19/2022		$5,600	5,669
Genesis Energy LP
5.625% due 06/15/2024		7,600	7,467
5.750% due 02/15/2021		2,970	3,022
6.000% due 05/15/2023		8,300	8,383
6.750% due 08/01/2022		10,450	10,826
Great Plains Energy, Inc.
3.900% due 04/01/2027		5,900	5,960
Jersey Central Power & Light Co.
4.800% due 06/15/2018		5,500	5,675
NGPL PipeCo LLC
9.625% due 06/01/2019		10,000	10,400
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		3,940	2,177
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (g)		11,906	4,465
6.750% due 10/01/2023 (g)		5,707	2,140
Pacific Gas & Electric Co.
2.450% due 08/15/2022		1,500	1,479
3.300% due 03/15/2027		3,800	3,827
Petrobras Global Finance BV
5.375% due 01/27/2021		2,500	2,581
6.125% due 01/17/2022		5,000	5,255
7.375% due 01/17/2027		5,000	5,299
8.375% due 05/23/2021		23,155	26,252
Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046		1,500	1,344
Plains All American Pipeline LP
2.850% due 01/31/2023		12,492	11,989
3.600% due 11/01/2024		12,900	12,506
3.850% due 10/15/2023		18,672	18,747
4.300% due 01/31/2043		480	410
4.500% due 12/15/2026		5,600	5,721
4.650% due 10/15/2025		21,300	21,977
Progress Energy, Inc.
4.400% due 01/15/2021		9,500	10,080
PSEG Power LLC
3.000% due 06/15/2021		7,760	7,826
Puget Energy, Inc.
3.650% due 05/15/2025		780	774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shell International Finance BV
4.000% due 05/10/2046	$8,375	$8,071
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	13,900	13,690
Southern Power Co.
1.950% due 12/15/2019	6,000	5,959
2.500% due 12/15/2021	6,000	5,870
Sprint Capital Corp.
6.900% due 05/01/2019	12,300	13,161
Sprint Communications, Inc.
8.375% due 08/15/2017	8,000	8,186
9.000% due 11/15/2018	500	546
Telecom Italia SpA
5.303% due 05/30/2024	9,900	10,049
Terraform Global Operating LLC
9.750% due 08/15/2022	1,025	1,154
Transcanada Trust
5.300% due 03/15/2077	25,600	25,344
Verizon Communications, Inc.
3.850% due 11/01/2042	5,200	4,369
4.672% due 03/15/2055	22,793	20,452
4.862% due 08/21/2046	12,514	12,080
5.012% due 04/15/2049	17,837	17,413
5.012% due 08/21/2054	19,132	18,338
5.150% due 09/15/2023	80,050	87,977
Williams Partners LP
4.875% due 05/15/2023	12,478	12,856

		773,666

Total Corporate Bonds & Notes (Cost $6,903,714)		6,968,919

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	1,110	1,629

COLORADO 0.1%
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.775% due 04/01/2029	7,500	8,936

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	7,700	7,783
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	9,500	9,702

32	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$6,210	$5,672

		23,157

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	2,500	2,454

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	5,400	4,541

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,200	2,110

Total Municipal Bonds & Notes (Cost $40,881)		42,827

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
3.000% due 01/01/2045	417	415
3.500% due 07/01/2046	5,370	5,509
Fannie Mae, TBA
3.000% due 05/01/2047	115,900	114,732
3.500% due 04/01/2047 - 06/01/2047	313,500	320,095
Freddie Mac
7.923% due 11/25/2055	3,550	1,994
9.982% due 03/25/2029	500	541

Total U.S. Government Agencies (Cost $438,957)		443,286

U.S. TREASURY OBLIGATIONS 17.2%
U.S. Treasury Bonds
2.250% due 08/15/2046	87,495	74,026
2.500% due 02/15/2045 (m)	41,640	37,414
2.500% due 02/15/2046	92,825	83,180
2.500% due 05/15/2046	161,161	144,283
2.875% due 08/15/2045	27,317	26,489
2.875% due 11/15/2046 (i)	282,641	274,201
3.000% due 05/15/2042	2,750	2,750
3.000% due 11/15/2044	80,154	79,786
3.125% due 02/15/2042	74,170	75,892
3.125% due 08/15/2044	70,025	71,383
3.375% due 05/15/2044	175,750	187,541
3.625% due 02/15/2044	21,050	23,454
4.375% due 05/15/2040 (k)	6,695	8,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 11/15/2027	$3,750	$5,046
6.250% due 05/15/2030	5,950	8,434
U.S. Treasury Inflation Protected Securities (e)
0.375% due 07/15/2025 (k)	9,934	9,965
U.S. Treasury Notes
0.750% due 08/15/2019 (k)(m)	16,000	15,776
1.375% due 09/30/2020 (k)(m)	133,800	132,470
1.625% due 07/31/2020 (k)(m)	14,700	14,703
1.625% due 11/15/2022 (m)	3,000	2,931
1.625% due 05/31/2023 (m)	600	582
1.750% due 12/31/2020 (k)(m)	49,148	49,187
1.750% due 09/30/2022	37,000	36,439
1.750% due 01/31/2023 (m)	1,000	982
1.875% due 01/31/2022	9,222	9,202
1.875% due 02/28/2022	7,370	7,354
1.875% due 10/31/2022 (k)(m)	7,000	6,934
2.000% due 08/15/2025 (k)	119,200	116,069
2.125% due 08/31/2020 (k)(m)	49,924	50,712
2.125% due 12/31/2022 (m)	57,500	57,637
2.250% due 02/15/2027	133,506	131,803
U.S. Treasury STRIPS (d)
0.000% due 05/15/2043	1,025	455
0.000% due 08/15/2044	2,125	908
0.000% due 02/15/2045	34,200	14,371

Total U.S. Treasury Obligations (Cost $1,820,641)		1,760,672

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%
American Home Mortgage Assets Trust
1.102% due 10/25/2046	3,575	3,003
American Home Mortgage Investment Trust
3.111% due 11/25/2045 ^	1,270	962
Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	1,256	1,203
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	79	79
5.894% due 02/10/2051	229	231
Banc of America Funding Trust
1.168% due 10/20/2036	3,096	2,668
1.258% due 06/20/2047	2,000	1,616
1.382% due 05/25/2037 ^	822	648
41.051% due 07/25/2047 ^	1,318	2,638
BCAP LLC Trust
1.202% due 05/25/2047 ^	2,290	1,882
3.297% due 07/26/2036	414	340
Bear Stearns ALT-A Trust
1.302% due 08/25/2036	1,130	929
3.387% due 03/25/2036 ^	416	322
3.527% due 08/25/2036 ^	1,792	1,326
Bear Stearns Asset-Backed Securities Trust
1.332% due 12/25/2035 ^	588	380
1.982% due 08/25/2035	242	200

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berica ABS SRL
0.019% due 12/31/2055	EUR	4,383	$4,668
ChaseFlex Trust
1.322% due 08/25/2037		$960	778
Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049		53	53
Citigroup Mortgage Loan Trust, Inc.
3.484% due 03/25/2037 ^		908	785
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		37	37
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^		1,548	1,200
Countrywide Alternative Loan Trust
1.142% due 07/25/2036		2,851	2,524
1.142% due 12/25/2046 ^		634	612
1.152% due 11/25/2036		507	463
1.168% due 09/20/2046		5,184	3,848
1.172% due 09/25/2046 ^		4,643	3,620
1.188% due 09/20/2046		4,451	2,890
1.332% due 05/25/2037 ^		1,364	727
1.782% due 12/25/2035 ^		1,066	884
6.000% due 03/25/2036 ^		1,709	1,409
6.000% due 05/25/2036 ^		161	126
6.500% due 12/25/2036 ^		613	443
Credit Suisse Commercial Mortgage Trust
3.434% due 05/27/2037		5,264	3,007
Credit Suisse Mortgage Capital Certificates
3.265% due 04/28/2037		3,100	2,464
DBUBS Mortgage Trust
4.537% due 07/10/2044		300	321
Deutsche ALT-A Securities, Inc.
1.122% due 08/25/2037 ^		4,106	3,891
First Horizon Mortgage Pass-Through Trust
2.894% due 11/25/2037 ^		1,780	1,557
GSMSC Resecuritization Trust
0.948% due 08/26/2033		6,699	6,547
HarborView Mortgage Loan Trust
1.228% due 01/19/2036		4,013	2,663
1.318% due 06/20/2035		2,029	1,961
3.334% due 06/19/2036 ^		1,549	965
HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^		219	203
Impac Secured Assets Trust
1.242% due 01/25/2037		7,002	4,635
JPMorgan Alternative Loan Trust
1.092% due 09/25/2036 ^		1,003	1,009
3.313% due 05/25/2037 ^		2,193	1,861
6.310% due 08/25/2036 ^		2,747	2,340
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		619	554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035	$49	$46
3.369% due 05/25/2033	10	10
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	75	76
Morgan Stanley Capital Trust
5.569% due 12/15/2044	804	812
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036	507	248
Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037	67	65
New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^	1,554	898
Residential Accredit Loans, Inc. Trust
1.162% due 05/25/2036	2,707	2,352
1.162% due 09/25/2036	1,181	1,005
1.172% due 08/25/2036	2,328	1,826
1.172% due 09/25/2036	2,263	1,927
1.332% due 08/25/2035 ^	3,527	2,574
3.539% due 07/25/2035	611	564
4.301% due 09/25/2035 ^	430	360
4.306% due 01/25/2036 ^	3,119	2,515
Sequoia Mortgage Trust
1.178% due 05/20/2035	255	236
Structured Adjustable Rate Mortgage Loan Trust
1.282% due 08/25/2036 ^	1,746	1,360
3.238% due 02/25/2036 ^	1,973	1,869
3.256% due 07/25/2036 ^	3,012	2,095
3.736% due 05/25/2036 ^	2,546	2,090
Structured Asset Mortgage Investments Trust
1.102% due 08/25/2036	2,126	1,842
Thornburg Mortgage Securities Trust
5.913% due 09/25/2037	27	27
Wachovia Mortgage Loan Trust LLC
3.226% due 10/20/2035 ^	434	395
3.385% due 05/20/2036 ^	1,183	1,060
WaMu Mortgage Pass-Through Certificates Trust
4.324% due 07/25/2037 ^	883	809
Washington Mutual Mortgage Pass-Through Certificates Trust
1.478% due 11/25/2046	2,219	1,797
6.000% due 07/25/2036	442	365
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	365	333

Total Non-Agency Mortgage-Backed Securities (Cost $92,128)		107,028

ASSET-BACKED SECURITIES 2.7%
Aames Mortgage Investment Trust
2.182% due 06/25/2035	4,000	3,709

34	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp. Home Equity Loan Trust
1.142% due 08/25/2036 ^	$1,841	$699
1.182% due 12/25/2036	6,301	2,728
AIM Aviation Finance Ltd.
4.213% due 02/15/2040	6,384	6,360
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.442% due 07/25/2035	2,963	2,963
Apollo Aviation Securitization Equity Trust
4.875% due 03/17/2036	5,535	5,570
Argent Securities Trust
1.092% due 09/25/2036	2,091	886
1.252% due 05/25/2036	1,632	595
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.362% due 02/25/2036	3,845	2,934
Asset-Backed Funding Certificates Trust
1.112% due 01/25/2037	6,072	4,262
1.122% due 10/25/2036	4,182	3,605
Asset-Backed Securities Corp. Home Equity Loan Trust
1.882% due 06/25/2035	1,000	888
2.857% due 09/25/2034	1,194	1,156
Bear Stearns Asset-Backed Securities Trust
1.392% due 12/25/2035	499	495
1.422% due 12/25/2035 ^	6,863	5,545
Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041	5,938	5,987
Carrington Mortgage Loan Trust
2.032% due 05/25/2035	2,100	1,684
Cavalry CLO Ltd.
2.393% due 01/16/2024	2,624	2,630
Citigroup Mortgage Loan Trust, Inc.
1.122% due 12/25/2036	514	496
1.242% due 03/25/2036	2,626	2,242
1.252% due 05/25/2037	4,254	3,729
1.382% due 11/25/2046	566	508
Countrywide Asset-Backed Certificates
1.122% due 07/25/2037 ^	3,762	3,258
1.122% due 06/25/2047 ^	4,301	3,316
1.132% due 05/25/2037	1,335	1,273
1.202% due 09/25/2047	1,082	969
1.222% due 03/25/2036	3,059	2,499
4.880% due 10/25/2046 ^	2,466	2,323
Countrywide Asset-Backed Certificates Trust
1.132% due 02/25/2037	1,591	1,574
Credit-Based Asset Servicing and Securitization LLC
1.132% due 11/25/2036	1,766	1,041
Eagle Ltd.
2.570% due 12/15/2039	1,422	1,412
ECAF Ltd.
4.947% due 06/15/2040	7,305	7,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fremont Home Loan Trust
1.132% due 01/25/2037	$2,012	$1,092
1.152% due 02/25/2037	2,621	1,501
1.672% due 01/25/2035	1,160	1,151
GSAA Home Equity Trust
3.342% due 03/25/2036	2,789	1,837
GSAMP Trust
1.122% due 06/25/2036	531	484
Home Equity Loan Trust
1.322% due 04/25/2037	3,100	1,888
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.232% due 03/25/2036	149	149
IXIS Real Estate Capital Trust
1.132% due 01/25/2037	3,945	1,951
JPMorgan Mortgage Acquisition Trust
1.132% due 01/25/2037	3,170	3,103
1.172% due 03/25/2047	3,770	3,007
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	13,854	13,831
Lehman XS Trust
1.162% due 06/25/2036	991	720
Long Beach Mortgage Loan Trust
1.162% due 03/25/2046	10,288	7,470
MASTR Asset-Backed Securities Trust
1.222% due 03/25/2036	4,226	2,644
1.482% due 10/25/2035 ^	2,009	1,743
Merrill Lynch Mortgage Investors Trust
1.152% due 07/25/2037	1,764	1,038
1.162% due 03/25/2037	27	27
1.242% due 03/25/2037	16,900	13,729
1.432% due 02/25/2047	8,171	4,953
Morgan Stanley ABS Capital, Inc. Trust
1.122% due 10/25/2036	1,460	821
1.132% due 11/25/2036	2,348	1,460
1.132% due 12/25/2036	1,091	710
1.132% due 02/25/2037	5,581	3,341
1.162% due 02/25/2037	14,497	6,561
1.182% due 02/25/2037	732	441
1.202% due 10/25/2036	1,596	907
1.212% due 02/25/2037	5,524	2,520
1.232% due 08/25/2036	8,960	5,533
2.232% due 07/25/2037	2,100	1,575
Morgan Stanley Home Equity Loan Trust
1.082% due 04/25/2037	343	216
1.332% due 04/25/2037	1,637	1,065
National Collegiate Student Loan Trust
1.242% due 02/26/2029	1,309	1,295
1.252% due 03/26/2029	445	439
Nationstar Home Equity Loan Trust
1.302% due 04/25/2037	7,100	6,229

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NovaStar Mortgage Funding Trust
1.132% due 03/25/2037		$1,538	$832
1.192% due 01/25/2037		5,810	2,690
1.232% due 10/25/2036		1,690	1,021
Option One Mortgage Loan Trust
1.122% due 01/25/2037		6,344	3,685
RAAC Trust
2.482% due 09/25/2047		3,200	2,731
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^		13,481	8,239
Residential Asset Mortgage Products Trust
1.008% due 12/25/2035		13,300	10,046
1.602% due 05/25/2035		4,219	3,948
Residential Asset Securities Corp. Trust
1.302% due 01/25/2036		363	363
1.392% due 01/25/2036		1,000	974
Saxon Asset Securities Trust
1.777% due 03/25/2035 ^		1,259	1,206
Securitized Asset-Backed Receivables LLC Trust
1.232% due 03/25/2036		1,773	1,109
Shackleton CLO Ltd.
2.240% due 10/20/2023		1,587	1,589
Soundview Home Loan Trust
1.152% due 06/25/2036		3,381	3,171
Specialty Underwriting & Residential Finance Trust
1.132% due 06/25/2037		829	512
1.252% due 04/25/2037		1,734	1,040
1.282% due 12/25/2036		5,778	4,981
4.439% due 02/25/2037 ^		2,150	1,176
Structured Asset Investment Loan Trust
1.132% due 09/25/2036		1,486	1,318
1.142% due 05/25/2036		746	686
Structured Asset Securities Corp. Mortgage Loan Trust
1.132% due 09/25/2036		37	37
1.482% due 11/25/2037		8,000	5,213
VOLT LLC
4.250% due 03/26/2046		2,875	2,904
Voya CLO Ltd.
2.320% due 10/15/2022		11,495	11,535
2.343% due 10/15/2022		20,995	21,025

Total Asset-Backed Securities (Cost $252,928)			271,823

SOVEREIGN ISSUES 2.4%
Argentine Government International Bond
5.625% due 01/26/2022		20,000	20,505
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (d)	BRL	188,000	56,014
Export-Import Bank of India
3.375% due 08/05/2026		$22,500	21,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021		$1,000	$1,047
5.000% due 04/11/2022		4,000	4,404
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	1,600	1,826
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (e)		1,114	1,239
Junta de Castilla y Leon
6.505% due 03/01/2019		1,200	1,442
Korea Development Bank
3.875% due 05/04/2017		$10,000	10,018
4.625% due 11/16/2021		7,200	7,799
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		9,169	9,185
Kuwait International Government Bond
3.500% due 03/20/2027		34,700	35,116
Poland Government International Bond
2.500% due 07/25/2026	PLN	63,700	14,968
3.250% due 07/25/2025		9,600	2,416
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	340,000	2,939
4.500% due 07/03/2017		680,000	5,954
Saudi Government International Bond
2.375% due 10/26/2021		$25,100	24,677
3.250% due 10/26/2026		10,700	10,417
Slovenia Government International Bond
4.125% due 02/18/2019		300	311
5.250% due 02/18/2024		4,700	5,286
South Africa Government International Bond
10.500% due 12/21/2026	ZAR	129,400	10,674

Total Sovereign Issues (Cost $249,301)			247,787

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (b)		441,790	20

Total Common Stocks (Cost $2,953)			20

WARRANTS 0.0%

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024		11,865	7

Total Warrants (Cost $31)			7

36	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (f)	7,750	$9,602

REAL ESTATE 0.0%
Welltower, Inc.
6.500% (f)	84,000	5,326

Total Convertible Preferred Securities (Cost $9,723)		14,928

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (f)	30,000	3,212
CoBank ACB
6.200% due 01/01/2025 (f)	106,000	10,908
6.250% due 10/01/2022 (f)	25,000	2,631
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)	13,000	15,958

Total Preferred Securities (Cost $29,373)		32,709

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.9%

CERTIFICATES OF DEPOSIT 0.2%
Sumitomo Mitsui Banking Corp.
1.405% due 05/02/2017	$16,100	16,106

COMMERCIAL PAPER 0.0%
Entergy Corp.
1.490% due 04/03/2017	4,000	4,000

REPURCHASE AGREEMENTS (h) 2.4%
		245,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.3%
6.840% due 08/17/2017 - 11/30/2017 (c)	MXN	634,698	$32,726

U.S. TREASURY BILLS 0.0%
0.622% due 04/20/2017 - 04/27/2017 (c)(d)(k)(m)		$1,924	1,923

Total Short-Term Instruments (Cost $298,843)			300,455

Total Investments in Securities (Cost $10,618,090)			10,670,099

		SHARES
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III		28,745,842	284,181

Total Short-Term Instruments (Cost $284,161)			284,181

Total Investments in Affiliates (Cost $284,161)			284,181

Total Investments 106.7% (Cost $10,902,251)			$10,954,280

Financial Derivative Instruments (j)(l) (0.1)% (Cost or Premiums, net $(33,838))			(5,687)

Other Assets and Liabilities, net (6.6)%			(681,612)

Net Assets 100.0%			$10,266,981

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$16,850	$17,029	0.17%
Delta Air Lines, Inc.	2.898 - 3.052	09/30/2019	09/29/2014	20,306	20,308	0.20
Delta Air Lines, Inc.	3.038	05/09/2019	05/05/2014	4,232	4,231	0.04
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014	13,725	13,472	0.13
Norwegian Air Shuttle	5.860 - 6.110	06/24/2021	06/25/2014	8,845	8,891	0.09
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	11/25/2014 - 06/25/2015	10,259	4,465	0.04
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	11/25/2014 - 07/14/2015	4,432	2,140	0.02
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	6,000	6,017	0.06
Rise Ltd.	4.750	01/31/2021	02/11/2014 - 04/26/2016	7,315	7,287	0.07

				$91,964	$83,840	0.82%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.900%	03/31/2017	04/03/2017	$245,700	U.S. Treasury Notes 1.875% due 03/31/2022	$(251,011)	$245,700	$245,718

Total Repurchase Agreements						$(251,011)	$245,700	$245,718

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(0.500)%	02/28/2017	TBD	(3)	$(1,786)	$(1,785)
	(0.500)	03/10/2017	TBD	(3)	(2,694)	(2,693)
	(0.250)	03/27/2017	TBD	(3)	(691)	(691)

Total Reverse Repurchase Agreements						$(5,169)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	0.600%	03/31/2017	04/03/2017	$(245,946)	$(245,958)

Total Sale-Buyback Transactions					$(245,958)

38	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $249,231 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$245,718	$(5,169)	$0	$240,549	$(245,284)	$(4,735)

Master Securities Forward Transaction Agreement
BCY	0	0	(245,958)	(245,958)	243,504	(2,454)

Total Borrowings and Other Financing Transactions	$245,718	$(5,169)	$(245,958)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(5,169)	$(5,169)

Total	$0	$0	$0	$(5,169)	$(5,169)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(245,958)	0	0	(245,958)

Total	$0	$(245,958)	$0	$0	$(245,958)

Total Borrowings	$0	$(245,958)	$0	$(5,169)	$(251,127)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(251,127)

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(269,703) at a weighted average interest rate of 0.356%.
(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2018	2,979	$(858)	$0	$(224)
90-Day Eurodollar March Futures	Short	03/2019	5,405	(1,614)	0	(405)
90-Day Eurodollar September Futures	Short	09/2018	1,066	(288)	0	(80)
Australia Government 10-Year Bond June Futures	Long	06/2017	5	9	2	0
Euro-Bund 10-Year Bond June Futures	Short	06/2017	95	1	2	(29)
U.S. Treasury 2-Year Note June Futures	Short	06/2017	34	(7)	0	(3)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	979	158	161	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	8,403	3,154	1,838	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	385	297	120	0
United Kingdom Long Gilt June Futures	Short	06/2017	137	(336)	10	(67)

Total Futures Contracts				$516	$2,133	$(808)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Aetna, Inc.	1.000%	12/20/2020	0.202%	$	13,100	$(385)	$(29)	$2	$0
Airbus Group Finance BV	1.000	12/20/2017	0.130	EUR	8,000	58	16	1	0
Anadarko Petroleum Corp.	1.000	06/20/2019	0.382	$	3,000	42	32	1	0
Anadarko Petroleum Corp.	1.000	12/20/2020	0.776		8,700	74	173	0	0
Anadarko Petroleum Corp.	1.000	06/20/2021	0.903		7,000	30	166	5	0
Anadarko Petroleum Corp.	1.000	12/20/2021	1.079		10,600	(33)	271	0	0
Anglo American Capital PLC	5.000	06/20/2019	0.741	EUR	15,000	1,555	(70)	4	0
Berkshire Hathaway, Inc.	1.000	06/20/2020	0.364	$	22,500	460	144	4	0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.578		62,650	1,217	787	0	(16)
Berkshire Hathaway, Inc.	1.000	06/20/2022	0.647		22,850	408	293	3	0
Berkshire Hathaway, Inc.	1.000	06/20/2023	0.821		19,400	208	328	0	(24)
Berkshire Hathaway, Inc.	1.000	03/20/2024	0.917		10,000	56	188	0	(4)
Caterpillar, Inc.	1.000	12/20/2020	0.381		7,650	(174)	(9)	2	0
CBS Corp.	1.000	12/20/2021	0.522		100	2	1	0	0
Darden Restaurants, Inc.	1.000	06/20/2020	0.234		11,500	(283)	(61)	0	0
Deere & Co.	1.000	12/20/2020	0.248		4,575	(127)	(16)	0	0
Dow Chemical Co.	1.000	12/20/2020	0.462		4,000	(79)	(27)	1	0
Enbridge, Inc.	1.000	09/20/2017	0.259		9,000	35	(8)	1	0
Enbridge, Inc.	1.000	06/20/2019	0.553		10,150	103	100	4	0
Enbridge, Inc.	1.000	12/20/2021	1.081		10,000	(32)	239	9	0
ERP Operating LP	1.000	12/20/2020	0.301		3,800	(98)	(12)	1	0
Exelon Generation Co. LLC	1.000	06/20/2021	1.214		3,400	(28)	75	1	0
Exelon Generation Co. LLC	1.000	12/20/2021	1.404		800	(14)	17	0	0
Ford Motor Co.	5.000	12/20/2021	1.212		9,200	1,573	151	0	(10)
Ford Motor Co.	5.000	12/20/2023	1.793		2,000	388	23	0	(4)
Ford Motor Credit Co. LLC	5.000	06/20/2021	0.984		20,500	3,360	201	0	(7)
Ford Motor Credit Co. LLC	5.000	12/20/2021	1.204		2,300	394	2	0	(3)
General Motors Co.	5.000	12/20/2021	1.255		12,200	2,061	62	0	(16)
General Motors Co.	5.000	06/20/2022	1.443		8,400	1,469	(4)	0	(2)
HCP, Inc.	1.000	12/20/2020	1.130		10,000	(42)	100	3	0
Hess Corp.	1.000	06/20/2021	1.116		45,000	(193)	1,318	32	0
Kinder Morgan Energy Partners LP	1.000	03/20/2019	0.259		400	(6)	(2)	0	0

40	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Kinder Morgan, Inc.	1.000%	12/20/2020	0.678%	$	2,000	$24	$37	$0	$(1)
Kinder Morgan, Inc.	1.000	06/20/2021	0.797		11,900	102	266	5	0
Kinder Morgan, Inc.	1.000	12/20/2021	0.943		1,600	5	40	0	0
MetLife, Inc.	1.000	03/20/2021	0.549		10,000	177	92	0	(2)
MetLife, Inc.	1.000	06/20/2021	0.589		17,500	299	190	3	0
MetLife, Inc.	1.000	09/20/2021	0.656		24,800	375	283	0	(7)
MetLife, Inc.	1.000	12/20/2021	0.715		12,300	163	151	0	(5)
MetLife, Inc.	1.000	03/20/2022	0.768		2,800	32	36	0	(1)
MetLife, Inc.	1.000	06/20/2022	0.816		10,400	98	12	1	0
MetLife, Inc.	1.000	12/20/2023	1.146		2,800	(24)	45	0	(3)
Navient Corp.	5.000	12/20/2021	3.850		1,150	57	0	0	(1)
Newmont Mining Corp.	1.000	12/20/2020	0.552		7,000	(116)	(131)	0	(4)
Prudential Financial, Inc.	1.000	06/20/2020	0.338		9,500	202	65	1	0
Prudential Financial, Inc.	1.000	06/20/2021	0.487		10,500	224	128	2	0
Prudential Financial, Inc.	1.000	09/20/2021	0.532		47,300	969	633	0	(3)
Shell International Finance BV	1.000	03/20/2020	0.332	EUR	2,050	45	9	0	0
Shell International Finance BV	1.000	06/20/2022	0.633		600	12	4	0	0
Simon Property Group LP	1.000	06/20/2022	0.929	$	22,800	89	16	4	0
Sprint Communications, Inc.	5.000	09/20/2020	2.138		12,300	1,177	625	6	0
Verizon Communications, Inc.	1.000	12/20/2017	0.303		13,600	74	1	1	0
Viacom, Inc.	1.000	03/20/2021	0.654		4,700	64	4	0	(1)
Volkswagen International Finance NV	1.000	06/20/2017	0.191	EUR	29,600	70	18	4	0
Volkswagen International Finance NV	1.000	06/20/2021	0.780		19,000	196	214	0	(2)
Williams Cos., Inc.	1.000	09/20/2019	0.577	$	2,800	30	54	5	0

						$16,343	$7,241	$106	$(116)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$	6,600	$111	$14	$2	$0
CDX.IG-23 5-Year Index	1.000	12/20/2019		140,900	2,527	470	29	0
CDX.IG-25 5-Year Index	1.000	12/20/2020		349,000	7,116	2,072	64	0
CDX.IG-26 5-Year Index	1.000	06/20/2021		402,000	8,333	2,327	123	0
CDX.IG-27 5-Year Index	1.000	12/20/2021		1,199,050	22,667	6,644	466	0
CDX.IG-28 5-Year Index	1.000	06/20/2022		58,400	990	60	23	0

					$41,744	$11,587	$707	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	10.050%	01/02/2025	BRL	25,000	$39	$39	$0	$(4)
Pay	1-Year BRL-CDI	10.080	01/02/2025		166,000	319	319	0	(25)
Pay	1-Year BRL-CDI	10.300	01/02/2025		360,100	1,667	1,239	0	(58)
Pay	3-Month NZD-BBR	5.000	12/17/2024	NZD	80,800	7,506	249	57	0
Receive	3-Month USD-LIBOR	1.300	05/06/2017	$	173,000	(676)	(421)	2	0
Receive(5)	3-Month USD-LIBOR	2.910	08/20/2019		352,100	(3,071)	640	0	(113)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		90,400	3,804	25	0	(86)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		99,610	5,076	596	0	(147)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(5)	3-Month USD-LIBOR	1.500%	06/21/2027	$	13,100	$1,100	$(165)	$0	$(19)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		44,000	1,539	904	0	(73)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		17,500	1,585	209	0	(29)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		3,600	749	118	0	(6)
Pay	3-Month ZAR-JIBAR	8.300	03/15/2027	ZAR	231,400	193	563	0	(84)
Pay(5)	3-Month ZAR-JIBAR	8.000	09/20/2027		81,700	(96)	(96)	0	(34)
Receive	6-Month EUR-EURIBOR	0.350	09/10/2017	EUR	133,600	(681)	(70)	0	(6)
Receive	6-Month EUR-EURIBOR	2.000	09/17/2024		1,300	(172)	(1)	0	(2)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		89,400	(1,243)	(271)	0	(40)
Pay(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		15,600	(217)	(35)	0	(14)
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		11,600	(136)	17	8	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	74,500	388	(101)	244	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		188,300	(5,958)	(2,323)	0	(1,006)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		6,200	(637)	(269)	0	(88)
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029	JPY	14,860,000	(396)	38	251	0
Receive(5)	6-Month JPY-LIBOR	0.415	03/25/2029		1,330,000	7	7	22	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		1,515,000	(1,537)	197	28	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,315,000	(2,146)	308	45	0
Pay	28-Day MXN-TIIE	7.500	06/02/2021	MXN	21,300	14	3	2	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		139,600	(445)	(1)	12	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		103,000	(299)	26	10	0
Pay	28-Day MXN-TIIE	5.840	09/14/2021		219,300	(626)	3	19	0
Pay	28-Day MXN-TIIE	5.810	09/29/2021		150,900	(441)	6	14	0
Pay	28-Day MXN-TIIE	5.750	09/30/2021		112,500	(343)	4	10	0
Pay	28-Day MXN-TIIE	5.630	10/11/2021		720,200	(2,416)	2	64	0
Pay	28-Day MXN-TIIE	7.278	03/22/2022		13,800	2	3	2	0
Pay	28-Day MXN-TIIE	5.740	04/24/2023		438,100	(1,821)	107	50	0
Pay	28-Day MXN-TIIE	5.738	04/25/2023		397,300	(1,654)	98	45	0
Pay	28-Day MXN-TIIE	5.925	08/04/2023		358,500	(1,363)	122	44	0
Pay	28-Day MXN-TIIE	5.935	08/04/2023		358,500	(1,353)	123	44	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		92,000	(442)	81	19	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		39,400	(3)	42	9	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		57,800	75	85	14	0
Pay	28-Day MXN-TIIE	7.730	02/25/2027		164,000	205	205	40	0
Pay	28-Day MXN-TIIE	6.190	01/03/2035		273,900	(2,408)	319	96	0
Pay	CPTFEMU	0.875	05/15/2021	EUR	72,000	1,411	376	0	(85)
Pay	UKRPI	3.530	10/15/2031	GBP	38,600	166	(178)	0	(150)

						$(4,735)	$3,142	$1,151	$(2,069)

Total Swap Agreements						$53,352	$21,970	$1,964	$(2,185)

42	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $219,227 and cash of $8,292 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$2,133	$1,964	$4,097	$0	$(808)	$(2,185)	$(2,993)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	NZD	916	$	635	$0	$(7)
BOA	04/2017	INR	1,553,405		22,572	0	(1,372)
	04/2017	$	124,822	EUR	116,276	0	(779)
	04/2017		9,028	JPY	1,003,898	0	(11)
	04/2017		120	MXN	2,256	1	0
	05/2017	EUR	116,276	$	124,978	778	0
	05/2017	JPY	1,003,898		9,037	11	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2017	$	1,784	MXN	34,496	$22	$0
	11/2017		1,709		33,568	21	0
	12/2017	CNH	394,670	$	55,062	0	(1,362)
BPS	04/2017	BRL	160,563		51,006	73	(356)
	04/2017	$	51,668	BRL	160,563	0	(380)
	04/2017		1,016	MXN	19,192	6	0
	05/2017	GBP	2,573	$	3,205	0	(21)
	05/2017	$	21,420	BRL	67,216	0	(91)
	05/2017		116	ZAR	1,471	0	(7)
	01/2018	BRL	188,000	$	56,746	0	(63)
	03/2018	MXN	1,182,970		56,570	0	(3,598)
	03/2018	$	59,603	MXN	1,182,970	565	0
CBK	04/2017	AUD	792	$	606	1	0
	04/2017	$	7,102	EUR	6,560	0	(104)
	05/2017		141	ZAR	1,816	0	(7)
	06/2017		3,602	IDR	48,559,903	22	0
	12/2017	CNH	5,945	$	828	0	(22)
DUB	04/2017	$	49,539	RUB	2,961,043	2,868	0
	05/2017	PLN	71,739	$	17,864	0	(220)
	06/2017	SGD	73,089		51,774	0	(508)
	12/2017	CNH	14,985		2,087	0	(55)
FBF	04/2017	BRL	93,348		29,876	58	0
	04/2017	$	29,462	BRL	93,348	356	0
	04/2017		192	MXN	3,814	12	0
	05/2017		29,705	BRL	93,348	0	(84)
	08/2017	MXN	294,000	$	14,718	0	(669)
GLM	04/2017	GBP	6,749		8,414	0	(41)
	04/2017	$	1,735	EUR	1,614	0	(13)
	04/2017		72,705	GBP	58,518	613	0
	04/2017		47,904	MXN	997,017	5,242	0
	05/2017	GBP	56,243	$	69,934	0	(579)
	05/2017	$	116	ZAR	1,464	0	(8)
	05/2017	ZAR	150,913	$	10,995	24	(218)
	08/2017	MXN	60,000		2,997	0	(143)
HUS	04/2017	GBP	4,331		5,353	0	(74)
	04/2017	JPY	1,003,898		8,940	0	(77)
	05/2017	$	1,400	IDR	19,894,000	90	0
	05/2017		319	ZAR	4,294	0	(1)
	06/2017	HKD	3,288	$	424	0	0
	06/2017	KRW	44,177,818		38,281	0	(1,284)
	06/2017	$	10,704	PEN	35,511	141	0
	12/2017	CNH	2,107	$	289	0	(12)
JPM	04/2017	NZD	2,165		1,538	21	0
	04/2017	$	2,897	EUR	2,698	0	(18)
	04/2017		1,815	MXN	35,652	85	0
	05/2017		12,847	ZAR	174,827	135	(21)
	05/2017	ZAR	5,287	$	384	0	(8)
MSB	04/2017	GBP	42,812		53,693	53	0
NGF	11/2017	MXN	351,220		17,034	0	(1,064)
SCX	04/2017	GBP	4,626		5,630	0	(166)
	05/2017	$	142,950	CNH	993,075	1,044	0
	05/2017		8,452	IDR	118,446,240	417	0
	06/2017	KRW	4,357,333	$	3,784	0	(118)
SOG	12/2017	CNH	285,734		39,409	0	(1,441)
TOR	06/2017	$	14,215	PEN	47,390	258	0
UAG	04/2017	EUR	127,148	$	134,883	0	(758)
	04/2017	$	72,222	INR	4,962,037	4,260	0
	05/2017		3,970	IDR	55,520,450	189	0

44	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2017	KRW	13,233,776	$	11,541	$0	$(311)
	06/2017	$	26,966	IDR	364,128,144	205	0
	12/2017	CNH	983,638	$	135,479	0	(5,147)

Total Forward Foreign Currency Contracts						$17,571	$(21,218)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.933%	08/13/2018	$	17,500	$1,820	$981
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019		51,200	2,424	2,399
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018	GBP	30,200	204	140
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		36,100	239	206
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	03/08/2019	$	18,100	1,222	1,036
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019		47,200	2,360	2,387
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019		17,000	978	663
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	12/18/2017		22,200	1,793	603
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.180	09/17/2018		8,700	812	348

								$11,852	$8,763

Total Purchased Options								$11,852	$8,763

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	27,900	$(240)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		21,200	(273)	0

							$(513)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	08/13/2018	$	77,000	$(1,820)	$(618)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		262,150	(2,681)	(2,858)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980%	02/21/2018	$	39,300	$(218)	$(132)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.970	03/08/2019		78,700	(1,221)	(923)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		236,000	(2,382)	(2,555)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019		74,900	(979)	(588)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/18/2017		97,400	(1,830)	(328)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		46,900	(270)	(159)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/17/2018		38,300	(821)	(291)

								$(12,222)	$(8,452)

Total Written Options								$(12,735)	$(8,452)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		4,029		(32)		(1,678)		(2,319)		0
Notional Amount in $	$	1,479,190	$	1,821,640	$	(444,700)	$	(1,696,480)	$	(159,900)	$	999,750
Notional Amount in EUR	EUR	43,500	EUR	1,084,400	EUR	(334,400)	EUR	(754,700)	EUR	(38,800)	EUR	0
Premiums	$	(16,979)	$	(11,162)	$	3,999	$	10,260	$	1,147	$	(12,735)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.214%	EUR	14,900	$81	$17	$98	$0
	Brazil Government International Bond	1.000	06/20/2022	2.249	$	1,700	(104)	3	0	(101)
	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	6,500	4	10	14	0
	Deutsche Bank AG	1.000	12/20/2017	0.355		400	(7)	9	2	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.589	$	2,000	(2)	31	29	0
	Goldman Sachs Group, Inc.	1.000	12/20/2021	0.762		9,800	15	93	108	0
	Italy Government International Bond	1.000	12/20/2018	0.633		100	(5)	6	1	0
	Italy Government International Bond	1.000	09/20/2019	0.791		30,000	46	118	164	0
	Morgan Stanley	1.000	06/20/2020	0.545		26,600	210	180	390	0
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874	EUR	4,200	8	20	28	0
	Santander Issuances S.A.U.	1.000	06/20/2019	1.343		10,000	(231)	154	0	(77)
BPS	Barclays Bank PLC	1.000	06/20/2017	0.262		8,300	0	18	18	0
	BHP Billiton Finance USA Ltd.	1.000	06/20/2021	0.607	$	800	(24)	37	13	0
	Brazil Government International Bond	1.000	06/20/2022	2.249		200	(13)	1	0	(12)
	China Government International Bond	1.000	09/20/2020	0.520		18,850	(172)	485	313	0

46	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	12/20/2020	0.568%	$	1,400	$(27)	$49	$22	$0
	China Government International Bond	1.000	06/20/2021	0.647		13,100	(144)	337	193	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		10,250	(253)	253	0	0
	Credit Suisse Group Finance	1.000	06/20/2017	0.277	EUR	3,500	0	8	8	0
	Deutsche Bank AG	1.000	12/20/2017	0.355		3,000	(54)	70	16	0
	Mexico Government International Bond	1.000	12/20/2021	1.161	$	60,250	(1,663)	1,253	0	(410)
	Petrobras Global Finance BV	1.000	06/20/2019	1.159		3,250	(250)	240	0	(10)
	Petrobras Global Finance BV	1.000	09/20/2019	1.390		37,700	(2,053)	1,712	0	(341)
	Petrobras Global Finance BV	1.000	12/20/2019	1.576		6,600	(720)	622	0	(98)
	Petroleos Mexicanos	1.000	09/20/2020	1.672		15,500	(776)	436	0	(340)
	Pioneer Natural Resources Co.	1.000	12/20/2020	0.486		5,000	(447)	542	95	0
	Royal Bank of Scotland PLC	1.000	12/20/2021	0.874	EUR	6,900	10	36	46	0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.009	$	3,900	(108)	108	0	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.589		2,000	(2)	30	28	0
	Italy Government International Bond	1.000	12/20/2018	0.633		4,600	(229)	260	31	0
	Italy Government International Bond	1.000	03/20/2020	0.896		5,000	(8)	25	17	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		15,652	(460)	353	0	(107)
	Petroleos Mexicanos	1.000	09/20/2020	1.672		4,600	(237)	136	0	(101)
CBK	Goldman Sachs Group, Inc.	1.000	12/20/2021	0.762		6,200	15	54	69	0
	Italy Government International Bond	1.000	03/20/2020	0.896		10,000	(19)	53	34	0
	South Africa Government International Bond	1.000	06/20/2021	1.753		9,500	(793)	512	0	(281)
	Valeant Pharmaceuticals International, Inc.	5.000	12/20/2020	7.892		400	10	(45)	0	(35)
DBL	Brazil Government International Bond	1.000	06/20/2022	2.249		2,800	(185)	19	0	(166)
DUB	Colombia Government International Bond	1.000	06/20/2021	1.009		7,850	(224)	224	0	0
	Italy Government International Bond	1.000	12/20/2018	0.633		1,800	(84)	96	12	0
	Italy Government International Bond	1.000	06/20/2019	0.720		86,900	94	471	565	0
	Italy Government International Bond	1.000	09/20/2019	0.791		1,400	(2)	10	8	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		101	(4)	3	0	(1)
	Morgan Stanley	1.000	03/20/2021	0.642		24,700	(220)	567	347	0
	Petroleos Mexicanos	1.000	06/20/2021	1.978		1,600	(145)	84	0	(61)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		3,700	(335)	141	0	(194)
FBF	Brazil Government International Bond	1.000	06/20/2022	2.249		100	(7)	1	0	(6)
	Mexico Government International Bond	1.000	12/20/2021	1.161		16,100	(429)	319	0	(110)
GST	American Tower Corp.	1.000	06/20/2021	1.423		12,500	(590)	385	0	(205)
	BHP Billiton Finance USA Ltd.	1.000	12/20/2020	0.538		6,100	(189)	293	104	0
	Brazil Government International Bond	1.000	06/20/2022	2.249		5,000	(291)	(5)	0	(296)
	China Government International Bond	1.000	06/20/2021	0.647		16,400	(139)	380	241	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Enterprise Products Operating LLC	1.000%	06/20/2021	0.880%	$	6,000	$(310)	$341	$31	$0
	Gilead Sciences, Inc.	1.000	06/20/2017	0.177		5,000	(19)	30	11	0
	Italy Government International Bond	1.000	06/20/2021	1.107		64,200	(796)	547	0	(249)
	Mexico Government International Bond	1.000	12/20/2021	1.161		84,250	(2,262)	1,689	0	(573)
	Morgan Stanley	1.000	06/20/2020	0.545		28,100	243	169	412	0
	Petrobras Global Finance BV	1.000	09/20/2019	1.390		9,600	(545)	458	0	(87)
	Petroleos Mexicanos	1.000	09/20/2020	1.672		16,000	(798)	447	0	(351)
	Springleaf Finance Corp.	5.000	12/20/2021	3.600		700	(23)	65	42	0
HUS	Brazil Government International Bond	1.000	06/20/2022	2.249		8,900	(590)	62	0	(528)
	China Government International Bond	1.000	09/20/2020	0.520		8,100	(32)	165	133	0
	China Government International Bond	1.000	06/20/2021	0.647		3,400	(33)	83	50	0
	Colombia Government International Bond	1.000	06/20/2021	1.009		6,000	(146)	146	0	0
	Italy Government International Bond	1.000	12/20/2020	1.033		200	1	(1)	0	0
	Mexico Government International Bond	1.000	12/20/2021	1.161		17,747	(484)	363	0	(121)
	Petrobras Global Finance BV	1.000	06/20/2019	1.159		5,400	(445)	428	0	(17)
JPM	China Government International Bond	1.000	06/20/2021	0.647		800	(4)	16	12	0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	2,100	(37)	49	12	0
	Goldman Sachs Group, Inc.	1.000	06/20/2021	0.679	$	12,200	(14)	177	163	0
	Italy Government International Bond	1.000	06/20/2020	0.936		5,000	(6)	18	12	0
	Italy Government International Bond	1.000	12/20/2020	1.033		13,800	(26)	15	0	(11)
	Mexico Government International Bond	1.000	12/20/2021	1.161		11,900	(284)	203	0	(81)
	Morgan Stanley	1.000	06/20/2020	0.545		12,000	87	89	176	0
	Petroleos Mexicanos	1.000	09/20/2020	1.672		2,800	(150)	89	0	(61)
	Petroleos Mexicanos	1.000	12/20/2021	2.213		8,250	(711)	278	0	(433)
	UniCredit SpA	1.000	12/20/2019	2.223	EUR	3,500	(188)	67	0	(121)
MYC	China Government International Bond	1.000	06/20/2021	0.647	$	9,200	(69)	204	135	0
	Enterprise Products Operating LLC	1.000	06/20/2021	0.880		24,000	(795)	921	126	0
	Italy Government International Bond	1.000	12/20/2018	0.633		17,500	(815)	932	117	0
	Italy Government International Bond	1.000	03/20/2019	0.682		2,900	6	13	19	0
	Italy Government International Bond	1.000	06/20/2019	0.720		44,400	(173)	462	289	0
	Italy Government International Bond	1.000	06/20/2020	0.936		10,100	(17)	41	24	0
	ONEOK Partners LP	1.000	06/20/2021	0.803		10,000	(980)	1,064	84	0
	Pioneer Natural Resources Co.	1.000	12/20/2020	0.486		4,500	(482)	567	85	0
NGF	South Africa Government International Bond	1.000	06/20/2021	1.753		9,500	(783)	502	0	(281)
UAG	Brazil Government International Bond	1.000	06/20/2022	2.249		3,300	(219)	23	0	(196)

48	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	06/20/2021	0.647%	$	4,100	$(36)	$96	$60	$0
	Colombia Government International Bond	1.000	06/20/2021	1.009		7,650	(222)	222	0	0

							$(23,309)	$22,254	$5,007	$(6,062)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	12/20/2020	$ 15,000	$78	$2,070	$2,148	$0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	10,600	1,055	418	1,473	0
DUB	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	1,900	(187)	15	0	(172)
GST	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	8,900	752	485	1,237	0
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	27,900	(4,351)	1,092	0	(3,259)
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	12/20/2021	2,050	205	80	285	0
JPS	CMBX.NA.BB.6 Index	5.000	05/11/2063	7,000	(993)	(427)	0	(1,420)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	1,400	(244)	81	0	(163)
MEI	CMBX.NA.BB.6 Index	5.000	05/11/2063	5,350	(752)	(333)	0	(1,085)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	4,400	(481)	83	0	(398)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	20,000	(3,474)	1,138	0	(2,336)
MYC	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	21,400	(1,554)	(384)	0	(1,938)
	MCDX-24 10-Year Index	1.000	06/20/2025	11,100	(376)	410	34	0

					$(10,322)	$4,728	$5,177	$(10,771)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month CNY-CNREPOFIX	3.560%	12/07/2021	CNY	218,000	$0	$(434)	$0	$(434)
	Pay	3-Month CNY-CNREPOFIX	3.750	12/19/2021		31,300	0	(27)	0	(27)
	Pay	CPURNSA	1.273	09/30/2020	$	29,300	0	1,029	1,029	0
	Pay	CPURNSA	1.303	09/30/2020		7,550	0	254	254	0
	Pay	CPURNSA	1.730	08/26/2025		5,500	0	205	205	0
CBK	Pay	3-Month CNY-CNREPOFIX	3.500	12/12/2021	CNY	124,200	0	(266)	0	(266)
	Pay	3-Month NZD-BBR	5.000	12/17/2024	NZD	8,000	135	608	743	0
DUB	Pay	3-Month CNY-CNREPOFIX	3.550	12/05/2021	CNY	162,300	0	(331)	0	(331)
	Pay	3-Month NZD-BBR	5.000	12/17/2024	NZD	24,200	432	1,816	2,248	0
JPM	Pay	3-Month NZD-BBR	5.000	12/17/2024		6,200	109	467	576	0
SCX	Pay	3-Month CNY-CNREPOFIX	3.570	12/06/2021	CNY	285,600	0	(547)	0	(547)
	Pay	3-Month CNY-CNREPOFIX	3.710	12/19/2021		229,900	0	(256)	0	(256)

							$676	$2,518	$5,055	$(1,861)

Total Swap Agreements							$(32,955)	$29,500	$15,239	$(18,694)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $20,679 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(7)	$0	$0	$(7)	$(7)	$0	$(7)
BOA	833	0	4,470	5,303	(3,524)	0	(639)	(4,163)	1,140	(1,060)	80
BPS	644	0	724	1,368	(4,516)	0	(1,211)	(5,727)	(4,359)	4,202	(157)
BRC	0	0	76	76	0	0	(208)	(208)	(132)	196	64
CBK	23	0	2,319	2,342	(133)	0	(582)	(715)	1,627	(1,640)	(13)
DBL	0	0	0	0	0	0	(166)	(166)	(166)	0	(166)
DUB	2,868	3,380	3,180	9,428	(783)	(3,476)	(759)	(5,018)	4,410	(6,119)	(1,709)
FBF	426	0	0	426	(753)	0	(116)	(869)	(443)	574	131
GLM	5,879	4,432	0	10,311	(1,002)	(4,198)	0	(5,200)	5,111	(4,600)	511
GST	0	0	2,078	2,078	0	0	(5,020)	(5,020)	(2,942)	2,993	51
HUS	231	0	183	414	(1,448)	0	(666)	(2,114)	(1,700)	1,903	203
JPM	241	0	1,236	1,477	(47)	0	(707)	(754)	723	(1,260)	(537)
JPS	0	0	0	0	0	0	(1,583)	(1,583)	(1,583)	1,666	83
MEI	0	0	0	0	0	0	(3,819)	(3,819)	(3,819)	3,857	38
MSB	53	0	0	53	0	0	0	0	53	(220)	(167)
MYC	0	951	913	1,864	0	(778)	(1,938)	(2,716)	(852)	254	(598)
NGF	0	0	0	0	(1,064)	0	(281)	(1,345)	(1,345)	1,159	(186)
SCX	1,461	0	0	1,461	(284)	0	(803)	(1,087)	374	(320)	54
SOG	0	0	0	0	(1,441)	0	0	(1,441)	(1,441)	1,361	(80)
TOR	258	0	0	258	0	0	0	0	258	(280)	(22)
UAG	4,654	0	60	4,714	(6,216)	0	(196)	(6,412)	(1,698)	1,690	(8)

Total Over the Counter	$17,571	$8,763	$15,239	$41,573	$(21,218)	$(8,452)	$(18,694)	$(48,364)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

50	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,133	$2,133
Swap Agreements	0	813	0	0	1,151	1,964

	$0	$813	$0	$0	$3,284	$4,097

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,571	$0	$17,571
Purchased Options	0	0	0	0	8,763	8,763
Swap Agreements	0	10,184	0	0	5,055	15,239

	$0	$10,184	$0	$17,571	$13,818	$41,573

	$0	$10,997	$0	$17,571	$17,102	$45,670

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$808	$808
Swap Agreements	0	116	0	0	2,069	2,185

	$0	$116	$0	$0	$2,877	$2,993

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,218	$0	$21,218
Written Options	0	0	0	0	8,452	8,452
Swap Agreements	0	16,833	0	0	1,861	18,694

	$0	$16,833	$0	$21,218	$10,244	$48,364

	$0	$16,949	$0	$21,218	$13,121	$51,357

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$618	$618
Futures	0	0	0	0	(27,239)	(27,239)
Swap Agreements	0	42,618	0	0	(9,885)	32,733

	$0	$42,618	$0	$0	$(36,506)	$6,112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,822	$0	$15,822
Purchased Options	0	0	0	(1,713)	(2,333)	(4,046)
Written Options	0	4,163	0	6,855	2,336	13,354
Swap Agreements	0	29,872	0	1	1,805	31,678

	$0	$34,035	$0	$20,965	$1,808	$56,808

	$0	$76,653	$0	$20,965	$(34,698)	$62,920

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,594	$7,594
Swap Agreements	0	17,870	0	0	29,872	47,742

	$0	$17,870	$0	$0	$37,466	$55,336

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,278	$0	$17,278
Purchased Options	0	0	0	174	(905)	(731)
Written Options	0	(672)	0	(1,915)	602	(1,985)
Swap Agreements	0	37,173	0	0	(2,164)	35,009

	$0	$36,501	$0	$15,537	$(2,467)	$49,571

	$0	$54,371	$0	$15,537	$34,999	$104,907

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$331,562	$148,076	$479,638
Corporate Bonds & Notes
Banking & Finance	3,300	3,519,942	18,623	3,541,865
Industrials	0	2,639,601	13,787	2,653,388
Utilities	0	773,666	0	773,666
Municipal Bonds & Notes
California	0	1,629	0	1,629
Colorado	0	8,936	0	8,936
Illinois	0	23,157	0	23,157
Michigan	0	2,454	0	2,454
Virginia	0	4,541	0	4,541
West Virginia	0	2,110	0	2,110
U.S. Government Agencies	0	441,292	1,994	443,286
U.S. Treasury Obligations	0	1,760,672	0	1,760,672
Non-Agency Mortgage-Backed Securities	0	107,028	0	107,028
Asset-Backed Securities	0	265,463	6,360	271,823
Sovereign Issues	0	247,787	0	247,787
Common Stocks
Consumer Discretionary	20	0	0	20
Warrants
Utilities	7	0	0	7
Convertible Preferred Securities
Banking & Finance	0	9,602	0	9,602
Real Estate	0	5,326	0	5,326

52	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Preferred Securities
Banking & Finance	$0	$32,709	$0	$32,709
Short-Term Instruments
Certificates of Deposit	0	16,106	0	16,106
Commercial Paper	0	4,000	0	4,000
Repurchase Agreements	0	245,700	0	245,700
Mexico Treasury Bills	0	32,726	0	32,726
U.S. Treasury Bills	0	1,923	0	1,923
	$3,327	$10,477,932	$188,840	$10,670,099

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$284,181	$0	$0	$284,181

Total Investments	$287,508	$10,477,932	$188,840	$10,954,280

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,133	1,964	0	4,097
Over the counter	0	41,573	0	41,573
	$2,133	$43,537	$0	$45,670

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(808)	(2,185)	0	(2,993)
Over the counter	0	(48,364)	0	(48,364)
	$(808)	$(50,549)	$0	$(51,357)

Total Financial Derivative Instruments	$1,325	$(7,012)	$0	$(5,687)
Totals	$288,833	$10,470,920	$188,840	$10,948,593

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017(2)
Investments in Securities, at Value
Loan Participations and Assignments	$102,177	$66,093	$(20,301)	$2	$(50)	$155	$0	$0	$148,076	$33
Corporate Bonds & Notes
Banking & Finance	11,641	0	0	22	0	(377)	7,337	0	18,623	(377)
Industrials	0	4,358	(245)	0	0	9	9,665	0	13,787	9
Utilities	4,465	0	(4,358)	0	0	(107)	0	0	0	0
U.S. Government Agencies	1,953	0	(34)	23	14	38	0	0	1,994	36
Asset-Backed Securities	6,200	0	(1,938)	0	1	52	6,360	(4,315)	6,360	0

	$126,436	$70,451	$(26,876)	$47	$(35)	$(230)	$23,362	$(4,315)	$188,840	$(299)

Financial Derivative Instruments - Liabilities
Over the counter	$(7)	$0	$0	$0	$0	$7	$0	$0	$0	$0

Totals	$126,429	$70,451	$(26,876)	$47	$(35)	$(223)	$23,362	$(4,315)	$188,840	$(299)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

March 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$145,552	Proxy Pricing	Base Price	98.250-101.000
	2,524	Third Party Vendor	Broker Quote	92.750-101.500
Corporate Bonds & Notes
Banking & Finance	6,017	Proxy Pricing	Base Price	102.667
	5,269	Reference Instrument	Spread movement	204.000	bps
	7,337	Third Party Vendor	Broker Quote	107.904
Industrials	4,122	Proxy Pricing	Base Price	100.000
	9,665	Third Party Vendor	Broker Quote	103.920
U.S. Government Agencies	1,994	Proxy Pricing	Base Price	56.188
Asset-Backed Securities	6,360	Third Party Vendor	Broker Quote	99.625

Total	$188,840

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

54	PIMCO INVESTMENT GRADE CORPORATE BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the PIMCO Investment Grade Corporate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2017	55

Notes to Financial Statements (Cont.)

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

56	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

March 31, 2017

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is

ANNUAL REPORT	MARCH 31, 2017	57

Notes to Financial Statements (Cont.)

effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates

58	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

March 31, 2017

of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes

ANNUAL REPORT	MARCH 31, 2017	59

Notes to Financial Statements (Cont.)

are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing

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models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	MARCH 31, 2017	63

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$36,717	$4,494,344	$(4,247,000)	$103	$17	$284,181	$2,244	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had $47,351,825 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high

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Notes to Financial Statements (Cont.)

risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S.

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Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants   The Fund may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest

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payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and

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Notes to Financial Statements (Cont.)

currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized

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Notes to Financial Statements (Cont.)

gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under

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Notes to Financial Statements (Cont.)

the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

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Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may

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Notes to Financial Statements (Cont.)

decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be

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traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund.

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Notes to Financial Statements (Cont.)

Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class P	0.35%
Administrative Class	0.25%
Class D	0.40%
Class A	0.40%
Class C	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and

ANNUAL REPORT	MARCH 31, 2017	79

Notes to Financial Statements (Cont.)

commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$506,009	$242,756

80	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

March 31, 2017

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$10,233,679	$9,778,819	$5,119,257	$3,359,815

ANNUAL REPORT	MARCH 31, 2017	81

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Investment Grade Corporate Bond Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	349,431	$3,639,336	156,826	$1,610,956
Class P	106,541	1,101,986	90,185	911,556
Administrative Class	15,183	157,264	23,433	238,882
Class D	34,987	362,356	20,191	208,022
Class A	34,837	360,954	24,245	248,256
Class C	16,716	173,643	11,474	117,476

Issued as reinvestment of distributions
Institutional Class	18,862	195,736	22,130	225,107
Class P	3,976	41,277	2,418	24,561
Administrative Class	1,079	11,221	1,136	11,535
Class D	2,099	21,785	2,988	30,384
Class A	3,014	31,278	5,027	51,068
Class C	1,233	12,795	2,188	22,190

Cost of shares redeemed
Institutional Class	(165,869)	(1,714,594)	(142,388)	(1,470,948)
Class P	(78,722)	(812,169)	(24,238)	(247,831)
Administrative Class	(31,997)	(327,689)	(7,896)	(81,373)
Class D	(23,662)	(244,283)	(24,966)	(257,450)
Class A	(34,423)	(355,768)	(28,062)	(288,967)
Class C	(14,436)	(148,958)	(13,243)	(136,858)
Net increase (decrease) resulting from Fund share transactions	238,849	$2,506,170	121,448	$1,216,566

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

82	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

March 31, 2017

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Investment Grade Corporate Bond Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$15,735	$5,004	$87,273	$(7,308)	$0	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, real estate investment trusts (REITs), convertible preferred securities, passive foreign investment companies (PFICs), sale/buyback transactions, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2017	83

Notes to Financial Statements (Cont.)

March 31, 2017

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Investment Grade Corporate Bond Fund

Short-Term	Long-Term
$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

PIMCO Investment Grade Corporate Bond Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$10,916,291	$187,316	$(149,327)	$37,989
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, real estate investment trusts (REITs), convertible preferred securities, passive foreign investment companies (PFICs), sale/buyback transactions, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Investment Grade Corporate Bond Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital
$353,315	$0	$0	$361,880	$54,876	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

84	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Investment Grade Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Investment Grade Corporate Bond Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	85

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BNP	BNP Capital Markets Ltd.	JPS	JPMorgan Securities, Inc.
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SOG	Societe Generale
FBF	Credit Suisse International	TOR	Toronto Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
EUR	Euro	PEN	Peruvian New Sol
GBP	British Pound	PLN	Polish Zloty
HKD	Hong Kong Dollar	RUB	Russian Ruble
IDR	Indonesian Rupiah	SGD	Singapore Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CNREPOFIX	China Fixing Repo Rates 7-Day	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced
BBR	Bank Bill Rate	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	TBD%	Interest rate to be determined when loan settles
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

86	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Investment Grade Corporate Bond Fund	0.00%	0.82%	$296,042	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	87

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

88	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2017	89

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

90	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2017	91

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

92	PIMCO INVESTMENT GRADE CORPORATE BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3021AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Total Return Fund IV

Share Classes

∎	Institutional
∎	P
∎	A
∎	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

2	PIMCO TOTAL RETURN FUND IV

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND IV

Important Information About the PIMCO Total Return Fund IV

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Total Return Fund IV (Cont.)

portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO TOTAL RETURN FUND IV

There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class A	Class C	Diversification Status
PIMCO Total Return Fund IV	05/26/11	05/26/11	05/26/11	05/26/11	06/01/12	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Total Return Fund IV (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO TOTAL RETURN FUND IV

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Total Return Fund IV

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	2.11%	2.67%	3.67%
PIMCO Total Return Fund IV Class P	1.99%	2.56%	3.56%
PIMCO Total Return Fund IV Class A	1.75%	2.31%	3.32%
PIMCO Total Return Fund IV Class A (adjusted)	(2.03)%	1.52%	2.64%
PIMCO Total Return Fund IV Class C	0.99%	1.57%	2.57%
PIMCO Total Return Fund IV Class C (adjusted)	0.00%	1.57%	2.57%
Bloomberg Barclays U.S. Aggregate Index	0.44%	2.34%	2.86%
Lipper Core Plus Bond Funds Average	3.17%	3.09%	3.41%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.86% for Class A shares, and 1.61% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO TOTAL RETURN FUND IV

Institutional Class - PTUIX	Class A - PTUZX
Class P - PTUPX	Class C - PTUCX

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	27.5%
U.S. Government Agencies	27.3%
U.S. Treasury Obligations	13.0%
Non-Agency Mortgage-Backed Securities	10.3%
Short-Term Instruments‡	9.5%
Asset-Backed Securities	8.4%
Other	4.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns in these securities were positive.

»	An overweight to dollar-denominated emerging market external debt added to relative performance, as spreads narrowed.

»	Exposure to high yield corporate spread duration added to relative performance, as spreads narrowed.

»	Short exposure to interest rates in the United Kingdom detracted from relative performance, as yields fell.

»	Short positions against the Japanese yen during the first three months of the period detracted from relative performance, as the currency appreciated against the U.S. dollar.

»

Short positions against a basket of Asian emerging market currencies, particularly the Taiwanese dollar, detracted from relative performance, as the currencies generally appreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Total Return Fund IV

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$988.50	$2.93	$1,000.00	$1,021.99	$2.97	0.59%
Class P	1,000.00	987.80	3.42	1,000.00	1,021.49	3.48	0.69
Class A	1,000.00	986.80	4.66	1,000.00	1,020.24	4.73	0.94
Class C	1,000.00	983.20	8.36	1,000.00	1,016.50	8.50	1.69

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO TOTAL RETURN FUND IV

Benchmark Descriptions

Index*	Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Total Return Fund IV

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$10.37	$0.23	$(0.02)	$0.21	$(0.26)	$(0.04)	$0.00	$(0.30)
03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)
03/31/2015	10.52	0.13	0.36	0.49	(0.20)	(0.07)	0.00	(0.27)
03/31/2014	10.90	0.15	(0.32)	(0.17)	(0.14)	(0.07)	0.00	(0.21)
03/31/2013	10.67	0.21	0.63	0.84	(0.31)	(0.30)	0.00	(0.61)
Class P
03/31/2017	10.37	0.25	(0.05)	0.20	(0.25)	(0.04)	0.00	(0.29)
03/31/2016	10.74	0.23	(0.22)	0.01	(0.21)	(0.17)	0.00	(0.38)
03/31/2015	10.52	0.08	0.40	0.48	(0.19)	(0.07)	0.00	(0.26)
03/31/2014	10.90	0.15	(0.33)	(0.18)	(0.13)	(0.07)	0.00	(0.20)
03/31/2013	10.67	0.22	0.61	0.83	(0.30)	(0.30)	0.00	(0.60)
Class A
03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)
03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)
03/31/2015	10.52	0.09	0.36	0.45	(0.16)	(0.07)	0.00	(0.23)
03/31/2014	10.90	0.11	(0.31)	(0.20)	(0.11)	(0.07)	0.00	(0.18)
03/31/2013	10.67	0.16	0.64	0.80	(0.27)	(0.30)	0.00	(0.57)
Class C
03/31/2017	10.37	0.12	(0.02)	0.10	(0.15)	(0.04)	0.00	(0.19)
03/31/2016	10.74	0.11	(0.21)	(0.10)	(0.10)	(0.17)	0.00	(0.27)
03/31/2015	10.52	0.03	0.36	0.39	(0.10)	(0.07)	0.00	(0.17)
03/31/2014	10.90	0.04	(0.32)	(0.28)	(0.03)	(0.07)	0.00	(0.10)
06/01/2012 - 03/31/2013	10.90	0.06	0.40	0.46	(0.16)	(0.30)	0.00	(0.46)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income		Portfolio Turnover Rate

$10.28	2.11%	$1,397,034	0.56%		0.50%		2.24%		478%
10.37	0.23	1,338,050	0.51		0.50		2.21		449
10.74	4.72	1,657,422	0.50		0.50		1.20		245
10.52	(1.49)	1,288,744	0.50		0.50		1.40		422
10.90	8.03	864,590	0.50		0.50		1.95		540

10.28	1.99	467	0.66		0.60		2.36		478
10.37	0.12	60	0.61		0.60		2.16		449
10.74	4.61	4,537	0.60		0.60		0.75		245
10.52	(1.59)	227	0.60		0.60		1.37		422
10.90	7.93	394	0.60		0.60		1.95		540

10.28	1.75	14,779	0.91		0.85		1.89		478
10.37	(0.12)	13,768	0.86		0.85		1.85		449
10.74	4.35	17,232	0.85		0.85		0.86		245
10.52	(1.83)	22,889	0.85		0.85		1.07		422
10.90	7.66	21,829	0.85		0.85		1.50		540

10.28	0.99	2,391	1.66		1.60		1.15		478
10.37	(0.87)	2,508	1.61		1.60		1.10		449
10.74	3.73	2,949	1.49		1.49		0.24		245
10.52	(2.54)	5,520	1.60		1.60		0.33		422
10.90	4.33	4,095	1.60	*	1.60	*	0.69	*	540

ANNUAL REPORT	MARCH 31, 2017	15

Statement of Assets and Liabilities PIMCO Total Return Fund IV

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$1,944,161
Investments in Affiliates	387
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,156
Over the counter	2,155
Deposits with counterparty	3,483
Foreign currency, at value	1,810
Receivable for investments sold	1,669
Receivable for investments sold on a delayed-delivery basis	4,083
Receivable for TBA investments sold	453,229
Receivable for Fund shares sold	6,285
Interest and/or dividends receivable	8,402
Dividends receivable from Affiliates	41
Other assets	3
Total Assets	2,426,864

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$94,016
Financial Derivative Instruments
Exchange-traded or centrally cleared	875
Over the counter	4,946
Payable for investments purchased	6,730
Payable for investments in Affiliates purchased	12
Payable for investments purchased on a delayed-delivery basis	6,672
Payable for TBA investments purchased	893,810
Deposits from counterparty	1,798
Payable for Fund shares redeemed	2,670
Overdraft due to custodian	1
Accrued investment advisory fees	327
Accrued supervisory and administrative fees	329
Accrued distribution fees	2
Accrued servicing fees	4
Other liabilities	1
Total Liabilities	1,012,193

Net Assets	$1,414,671

Net Assets Consist of:
Paid in capital	$1,454,761
(Overdistributed) net investment income	(3,734)
Accumulated undistributed net realized (loss)	(26,103)
Net unrealized (depreciation)	(10,253)
Net Assets	$1,414,671

Cost of investments in securities	$1,953,750
Cost of investments in Affiliates	$387
Cost of foreign currency held	$1,816
Cost or premiums of financial derivative instruments, net	$(837)

* Includes repurchase agreements of:	$2,199

16	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$1,397,034
Class P	467
Class A	14,779
Class C	2,391
Shares Issued and Outstanding:
Institutional Class	135,928
Class P	45
Class A	1,438
Class C	233
Net Asset Value Per Share Outstanding:
Institutional Class	$10.28
Class P	10.28
Class A	10.28
Class C	10.28

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Operations PIMCO Total Return Fund IV

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$39,831
Dividends from Investments in Affiliates	93
Total Income	39,924

Expenses:
Investment advisory fees	3,562
Supervisory and administrative fees	3,580
Distribution fees - Class C	19
Servicing fees - Class A	36
Servicing fees - Class C	6
Trustee fees	10
Interest expense	919
Total Expenses	8,132

Net Investment Income	31,792

Net Realized Gain (Loss):
Investments in securities	(13,305)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(20,302)
Over the counter financial derivative instruments	35,144
Foreign currency	(2,965)

Net Realized (Loss)	(1,439)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(23,067)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	31,762
Over the counter financial derivative instruments	(10,656)
Foreign currency assets and liabilities	76

Net Change in Unrealized (Depreciation)	(1,886)

Net Increase in Net Assets Resulting from Operations	$28,467

* Foreign tax withholdings	$4

18	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund IV

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$31,792	$32,392
Net realized (loss)	(1,439)	(6,155)
Net change in unrealized (depreciation)	(1,886)	(28,671)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,467	(2,434)

Distributions to Shareholders:
From net investment income
Institutional Class	(35,412)	(30,881)
Class P	(38)	(37)
Class A	(312)	(279)
Class C	(36)	(27)
From net realized capital gains
Institutional Class	(5,920)	(21,834)
Class P	(2)	(2)
Class A	(60)	(245)
Class C	(11)	(41)
Tax basis return of capital
Institutional Class	0	0
Class P	0	0
Class A	0	0
Class C	0	0

Total Distributions(a)	(41,791)	(53,346)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	73,609	(271,974)

Total Increase (Decrease) in Net Assets	60,285	(327,754)

Net Assets:
Beginning of year	1,354,386	1,682,140
End of year*	$1,414,671	$1,354,386

*Including (overdistributed) net investment income of:	$(3,734)	$(4,875)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	19

Schedule of Investments PIMCO Total Return Fund IV

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.5%

CORPORATE BONDS & NOTES 37.7%

BANKING & FINANCE 27.3%
AIA Group Ltd.
3.125% due 03/13/2023		$3,000	$	3,001
Air Lease Corp.
3.375% due 06/01/2021		2,400		2,449
Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027		2,000		2,003
Banco de Credito e Inversiones
3.000% due 09/13/2017		500		502
Banco Santander Chile
1.915% due 04/11/2017		2,200		2,200
Bank of America Corp.
0.396% due 05/23/2017	EUR	2,600		2,775
1.891% due 09/15/2026		$400		364
3.300% due 01/11/2023		1,500		1,511
5.700% due 01/24/2022		2,840		3,191
5.750% due 12/01/2017		1,600		1,642
6.000% due 09/01/2017		5,600		5,701
6.400% due 08/28/2017		9,800		9,991
6.875% due 04/25/2018		4,400		4,631
Bank of America N.A.
6.000% due 10/15/2036		2,350		2,897
Bank of Nova Scotia
1.875% due 04/26/2021		6,700		6,572
Barclays Bank PLC
10.179% due 06/12/2021		3,900		4,895
14.000% due 06/15/2019 (f)	GBP	4,300		6,607
Barclays PLC
3.684% due 01/10/2023		$4,300		4,323
BBVA Bancomer S.A.
7.250% due 04/22/2020		1,000		1,102
BGC Partners, Inc.
5.125% due 05/27/2021		2,600		2,716
BRFkredit A/S
2.000% due 10/01/2017	DKK	37,500		5,444
CBL & Associates LP
5.950% due 12/15/2026		$3,200		3,093
Citigroup, Inc.
1.554% due 05/01/2017		12,700		12,705
3.887% due 01/10/2028		3,900		3,925
Citizens Bank N.A.
1.600% due 12/04/2017		4,000		3,999
Commonwealth Bank of Australia
1.750% due 11/02/2018		2,700		2,696
Cooperatieve Rabobank UA
11.000% due 06/30/2019 (f)		3,800		4,451
Credit Agricole S.A.
1.665% due 06/12/2017		800		801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Group Funding Guernsey Ltd.
3.314% due 04/16/2021	$3,600	$3,779
3.750% due 03/26/2025	2,800	2,759
3.800% due 09/15/2022	3,000	3,046
3.800% due 06/09/2023	3,400	3,417
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (f)	4,250	4,362
Deutsche Bank AG
2.850% due 05/10/2019	3,400	3,425
2.944% due 05/10/2019	4,300	4,375
4.250% due 10/14/2021	1,500	1,539
Fidelity National Financial, Inc.
5.500% due 09/01/2022	1,000	1,057
Ford Motor Credit Co. LLC
2.459% due 03/27/2020	3,200	3,191
3.200% due 01/15/2021	200	202
General Motors Financial Co., Inc.
3.150% due 01/15/2020	500	509
3.200% due 07/13/2020	4,000	4,071
3.200% due 07/06/2021	3,400	3,416
Goldman Sachs Group, Inc.
1.720% due 05/22/2017	8,500	8,507
1.725% due 06/04/2017	350	350
2.201% due 04/23/2020	11,000	11,159
2.239% due 04/30/2018	250	252
6.000% due 06/15/2020	5,940	6,574
7.500% due 02/15/2019	1,400	1,537
HBOS PLC
1.800% due 09/06/2017	4,300	4,297
Hospitality Properties Trust
4.250% due 02/15/2021	1,100	1,144
Host Hotels & Resorts LP
3.875% due 04/01/2024	3,200	3,228
HSBC Holdings PLC
3.400% due 03/08/2021	200	205
6.500% due 05/02/2036	8,100	9,945
ING Bank NV
2.625% due 12/05/2022	4,200	4,196
ING Groep NV
3.150% due 03/29/2022	3,300	3,312
JPMorgan Chase & Co.
1.588% due 04/25/2018	1,300	1,306
2.295% due 08/15/2021	5,600	5,545
2.400% due 06/07/2021	4,800	4,775
2.550% due 10/29/2020	600	603
3.125% due 01/23/2025	2,450	2,412
5.300% due 05/01/2020 (f)	3,800	3,947
6.300% due 04/23/2019	4,800	5,216
KEB Hana Bank
3.125% due 06/26/2017	1,200	1,204
Kilroy Realty LP
3.800% due 01/15/2023	2,200	2,259

20	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kimco Realty Corp.
2.700% due 03/01/2024		$2,700	$2,563
LeasePlan Corp. NV
2.875% due 01/22/2019		3,400	3,416
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	2,000	3,178
12.000% due 12/16/2024 (f)		$9,900	13,330
MetLife, Inc.
5.250% due 06/15/2020 (f)		4,200	4,343
Metropolitan Life Global Funding
3.450% due 12/18/2026		3,500	3,529
Morgan Stanley
1.842% due 02/14/2020		3,600	3,609
2.210% due 01/20/2022		3,500	3,536
2.450% due 02/01/2019		1,700	1,716
3.125% due 07/27/2026		2,000	1,914
7.300% due 05/13/2019		3,300	3,649
National Australia Bank Ltd.
2.250% due 03/16/2021		3,300	3,284
Nordea Bank AB
2.250% due 05/27/2021		4,000	3,939
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	57,200	8,304
Nykredit Realkredit A/S
1.000% due 04/01/2017		18,400	2,641
1.000% due 04/01/2018		76,200	11,101
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		$3,600	3,653
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		4,300	4,348
Prologis LP
3.750% due 11/01/2025		2,900	2,969
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	10,000	1,453
2.000% due 04/01/2017		18,300	2,625
2.000% due 01/01/2018		34,000	4,967
Rio Oil Finance Trust
9.250% due 07/06/2024		$909	925
9.750% due 01/06/2027		4,130	4,182
Royal Bank of Canada
2.100% due 10/14/2020		6,900	6,877
2.300% due 03/22/2021		3,300	3,305
Santander Holdings USA, Inc.
2.700% due 05/24/2019		4,000	4,021
Stadshypotek AB
2.500% due 04/05/2022 (b)		6,700	6,695
Sumitomo Mitsui Financial Group, Inc.
2.786% due 03/09/2021		3,300	3,408
Toronto-Dominion Bank
2.250% due 03/15/2021		700	698
2.500% due 01/18/2023		2,900	2,907

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.615% due 06/01/2017	$1,500	$1,501
1.905% due 06/01/2020	800	803
UBS Group Funding Jersey Ltd.
2.650% due 02/01/2022	2,100	2,061
3.000% due 04/15/2021	5,000	5,013
WEA Finance LLC
3.250% due 10/05/2020	3,400	3,468
Wells Fargo & Co.
7.980% due 03/15/2018 (f)	7,100	7,402
Wells Fargo Bank N.A.
1.750% due 12/06/2019	3,400	3,427
Westpac Banking Corp.
2.100% due 02/25/2021	8,500	8,435

		386,503

INDUSTRIALS 7.9%
Actavis Funding SCS
3.450% due 03/15/2022	5,300	5,406
Actavis, Inc.
3.250% due 10/01/2022	3,000	3,021
Air Canada Pass-Through Trust
5.375% due 11/15/2022	846	873
American Airlines Pass-Through Trust
4.000% due 01/15/2027	3,220	3,327
Apple, Inc.
2.150% due 02/09/2022	8,000	7,923
AutoNation, Inc.
6.750% due 04/15/2018	1,000	1,047
Diamond Finance Corp.
5.450% due 06/15/2023	3,700	3,997
Energy Transfer Partners LP
5.200% due 02/01/2022	1,400	1,501
ERAC USA Finance LLC
2.350% due 10/15/2019	3,000	3,002
Home Depot, Inc.
2.625% due 06/01/2022	8,500	8,574
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	2,000	2,215
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,947	3,933
Merck & Co., Inc.
2.350% due 02/10/2022	3,900	3,906
2.750% due 02/10/2025	3,100	3,063
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018	4,800	4,849
ONEOK Partners LP
4.900% due 03/15/2025	1,100	1,166
Oracle Corp.
2.400% due 09/15/2023	1,000	973

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pentair Finance S.A.
1.875% due 09/15/2017	$2,300	$2,301
President & Fellows of Harvard College
6.500% due 01/15/2039	5,600	8,058
S&P Global, Inc.
2.500% due 08/15/2018	1,400	1,411
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	2,600	2,721
5.750% due 05/15/2024	1,000	1,092
SBA Tower Trust
2.877% due 07/15/2021	3,500	3,484
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	2,500	2,482
2.875% due 09/23/2023	700	680
Southern Co.
2.350% due 07/01/2021	4,000	3,931
Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	2,560	2,614
Starbucks Corp.
4.300% due 06/15/2045	4,100	4,357
Telefonica Emisiones S.A.U.
1.806% due 06/23/2017	4,800	4,805
Western Gas Partners LP
3.950% due 06/01/2025	2,400	2,380
WestJet Airlines Ltd.
3.500% due 06/16/2021	4,800	4,772
Wynn Las Vegas LLC
5.500% due 03/01/2025	8,200	8,354

		112,218

UTILITIES 2.5%
AT&T, Inc.
1.617% due 01/15/2020	3,400	3,424
3.400% due 05/15/2025	3,900	3,780
Dominion Resources, Inc.
4.450% due 03/15/2021	1,700	1,814
Entergy Arkansas, Inc.
3.050% due 06/01/2023	3,000	3,011
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,900	1,960
MidAmerican Energy Co.
3.100% due 05/01/2027	3,500	3,495
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	2,065	1,141
Odebrecht Offshore Drilling Finance Ltd.
6.750% due 10/01/2023 (g)	2,233	837
Plains All American Pipeline LP
3.850% due 10/15/2023	1,161	1,166
PSEG Power LLC
3.000% due 06/15/2021	2,300	2,320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
1.506% due 06/09/2017	$6,500	$6,504
2.871% due 09/14/2018	5,700	5,822

		35,274

Total Corporate Bonds & Notes (Cost $534,593)		533,995

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.9%
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	2,700	3,517
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	3,300	4,774
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	3,700	4,211

		12,502

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	4,000	4,043

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	700	826

NEW YORK 0.6%
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	3,500	3,998
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	4,200	4,430

		8,428

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,000	1,299

VIRGINIA 0.0%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2023	500	573

Total Municipal Bonds & Notes (Cost $25,080)		27,671

22	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 37.5%
Fannie Mae
1.090% due 06/25/2055	$4,090	$4,079
1.230% due 09/25/2046	3,639	3,646
1.532% due 06/25/2041	6	6
2.310% due 08/01/2022	100	99
2.826% due 01/01/2036	4,418	4,682
2.935% due 11/01/2021	10,535	10,828
3.000% due 06/01/2029 - 10/25/2040	2,564	2,617
3.069% due 05/01/2038	2,635	2,798
3.168% due 02/25/2033	6,409	5,541
3.500% due 10/25/2041	18,449	18,781
4.500% due 02/01/2031 - 08/01/2042	1,915	2,060
5.500% due 02/01/2036 - 05/01/2036	132	147
Fannie Mae, TBA
3.000% due 05/01/2032 - 05/01/2047	205,000	203,022
3.500% due 04/01/2047 - 05/01/2047	198,000	202,213
Freddie Mac
1.220% due 11/15/2042	6,128	6,108
5.000% due 03/01/2024 - 12/01/2038	1,287	1,401
5.500% due 04/01/2038	365	405
Freddie Mac, TBA
3.500% due 05/01/2047	11,000	11,229
4.000% due 05/01/2047	9,000	9,421
Ginnie Mae
0.000% due 11/20/2039 (a)(d)	3,500	2,725
1.150% due 06/20/2061	4,243	4,243
1.271% due 02/20/2067	3,700	3,693
1.400% due 09/20/2065	3,383	3,359
1.530% due 08/20/2066	3,593	3,590
1.580% due 05/20/2066 - 06/20/2066	6,957	6,970
5.000% due 05/15/2038	3	3
Ginnie Mae, TBA
3.000% due 04/01/2047	2,000	2,018
3.500% due 05/01/2047	2,000	2,070
4.000% due 05/01/2047	11,000	11,599
5.000% due 04/01/2047	1,000	1,093

Total U.S. Government Agencies (Cost $527,360)		530,446

U.S. TREASURY OBLIGATIONS 17.9%
U.S. Treasury Bonds
2.500% due 02/15/2045 (i)(k)	25,900	23,272
2.500% due 02/15/2046 (k)(m)	1,400	1,254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 08/15/2042		$6,600	$6,292
2.750% due 11/15/2042 (i)		16,900	16,092
2.875% due 05/15/2043 (k)(m)		4,000	3,895
2.875% due 08/15/2045 (i)		29,900	28,994
3.000% due 05/15/2042 (i)		14,700	14,698
3.000% due 11/15/2044 (m)		10,800	10,750
3.125% due 02/15/2043 (k)(m)		5,000	5,099
3.125% due 08/15/2044 (i)		21,900	22,325
3.375% due 05/15/2044		10,400	11,098
3.750% due 11/15/2043 (i)		11,000	12,516
4.250% due 05/15/2039 (i)(k)(m)		2,200	2,687
4.375% due 11/15/2039		7,500	9,309
4.375% due 05/15/2040		4,400	5,463
4.500% due 08/15/2039 (k)(m)		3,500	4,420
4.625% due 02/15/2040 (k)(m)		1,700	2,184
U.S. Treasury Inflation Protected Securities (e)
0.750% due 02/15/2042 (m)		1,075	1,036
0.750% due 02/15/2045		6,394	6,099
1.750% due 01/15/2028		19,430	21,997
2.000% due 01/15/2026 (k)		3,793	4,308
2.375% due 01/15/2025 (k)		2,835	3,272
2.375% due 01/15/2027 (k)		1,084	1,283
2.500% due 01/15/2029		23,189	28,389
3.625% due 04/15/2028		4,505	5,995
U.S. Treasury Notes
2.000% due 08/31/2021 (m)		100	101

Total U.S. Treasury Obligations (Cost $260,485)			252,828

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.2%
Adjustable Rate Mortgage Trust
1.482% due 10/25/2035		2,583	2,482
Alba PLC
0.496% due 11/21/2037	GBP	2,432	2,888
0.514% due 03/17/2039		4,454	5,271
1.510% due 04/24/2049		4,121	5,193
BAMLL Commercial Mortgage Securities Trust
2.132% due 01/15/2028		$8,200	8,231
Banc of America Funding Trust
3.102% due 05/25/2035		3,122	3,199
Banc of America Mortgage Trust
6.500% due 10/25/2031		13	14
BCAP LLC Trust
0.961% due 08/26/2037		2,233	2,254
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035		131	130
2.935% due 02/25/2033		40	40
Chase Mortgage Finance Trust
3.409% due 02/25/2037		62	60
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.008% due 10/25/2035		2,458	2,294

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.860% due 09/25/2037		$4,600	$4,462
Citigroup/Deutsche Bank Commercial Mortgage Trust
3.348% due 11/10/2049		2,300	2,359
Countrywide Home Loan Mortgage Pass-Through Trust
3.134% due 11/19/2033		289	285
Credit Suisse First Boston Mortgage Securities Corp.
2.887% due 09/25/2033		8	8
Credit Suisse Mortgage Capital Certificates
5.000% due 12/27/2036		4,653	3,631
DBRR Trust
8.200% due 06/17/2049		476	475
Deco - Bonn Ltd.
1.250% due 11/07/2024	EUR	4,745	5,083
Eurohome UK Mortgages PLC
0.494% due 06/15/2044	GBP	3,438	4,134
Eurosail PLC
1.294% due 06/13/2045		14,890	17,973
Great Hall Mortgages PLC
1.282% due 06/18/2039		$3,130	3,025
GS Mortgage Securities Trust
3.206% due 02/10/2048		2,100	2,161
3.278% due 11/10/2049		3,500	3,573
GSR Mortgage Loan Trust
3.087% due 09/25/2035		4,767	4,936
3.489% due 01/25/2035		1,168	1,121
HomeBanc Mortgage Trust
1.232% due 03/25/2035		1,120	963
Impac CMB Trust
1.762% due 10/25/2034		5,478	5,277
JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048		4,800	4,961
JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,517
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033		3,582	3,592
JPMorgan Chase Commercial Mortgage Securities Trust
2.777% due 08/15/2049		1,700	1,689
2.962% due 10/05/2028		4,100	4,128
Kensington Mortgage Securities PLC
1.291% due 06/14/2040		2,373	2,280
Leek Finance Number Eighteen PLC
1.372% due 12/21/2038		710	767
Ludgate Funding PLC
0.540% due 12/01/2060	GBP	3,415	4,069
Mansard Mortgages Parent Ltd.
0.537% due 04/15/2047		1,036	1,237
MASTR Adjustable Rate Mortgages Trust
3.050% due 11/21/2034		2,168	2,222
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		566	525
1.960% due 01/25/2029		288	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Money Partners Securities PLC
0.071% due 09/14/2039	EUR	1,721	$1,784
Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		$6,000	5,985
3.150% due 03/15/2048		7,000	7,184
Morgan Stanley Capital Trust
3.402% due 07/13/2029		3,300	3,374
3.436% due 12/15/2049		2,200	2,241
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		561	560
5.949% due 08/15/2045		252	252
Morgan Stanley Resecuritization Trust
1.038% due 04/26/2053		550	545
PFP Ltd.
1.829% due 01/14/2035		3,600	3,599
ResLoC UK PLC
0.032% due 12/15/2043	EUR	6,478	6,599
RFTI Issuer Ltd.
2.662% due 08/15/2030		$4,480	4,478
RMAC PLC
0.474% due 06/12/2037	GBP	1,520	1,802
Sequoia Mortgage Trust
1.178% due 07/20/2036		$3,032	2,880
Structured Adjustable Rate Mortgage Loan Trust
3.321% due 09/25/2034		2,097	2,087
3.335% due 09/25/2034		4,513	4,458
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.084% due 01/25/2032		678	670
5.463% due 07/25/2034		2,743	2,800
Thrones PLC
1.860% due 07/20/2044	GBP	2,652	3,365
Trinity Square PLC
1.507% due 07/15/2051		3,077	3,895
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 07/25/2045		$279	267
1.272% due 10/25/2045		6,524	6,394
Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,495
3.486% due 12/15/2059		4,800	4,945
Wells Fargo Mortgage-Backed Securities Trust
3.111% due 05/25/2035		2,500	2,544
3.113% due 06/25/2035		2,879	2,957

Total Non-Agency Mortgage-Backed Securities (Cost $210,230)			200,942

ASSET-BACKED SECURITIES 11.6%
Ally Auto Receivables Trust
1.840% due 08/15/2019		3,800	3,807
Ally Master Owner Trust
1.177% due 02/15/2021		3,800	3,809
AmeriCredit Automobile Receivables Trust
1.510% due 05/18/2020		3,600	3,599
1.520% due 06/10/2019		1,374	1,375

24	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 01/25/2036		$3,380	$3,304
Auto ABS
0.600% due 09/27/2024	EUR	995	1,065
BA Credit Card Trust
1.242% due 06/15/2020		$8,300	8,317
Bayview Opportunity Master Fund Trust
3.475% due 10/28/2031		2,630	2,646
3.598% due 09/29/2031		3,225	3,228
Capital One Multi-Asset Execution Trust
1.362% due 02/15/2022		3,400	3,421
Chase Issuance Trust
1.212% due 01/18/2022		3,600	3,613
Countrywide Asset-Backed Certificates
1.262% due 02/25/2036		315	316
1.282% due 06/25/2036		2,947	2,890
Countrywide Asset-Backed Certificates Trust
1.522% due 12/25/2034		3,728	3,565
CPS Auto Trust
1.500% due 06/15/2020		2,306	2,301
Dell Equipment Finance Trust
1.877% due 12/22/2017		575	575
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		24	28
DT Auto Owner Trust
1.560% due 06/15/2020		3,460	3,458
Eagle Ltd.
2.570% due 12/15/2039		1,138	1,129
Exeter Automobile Receivables Trust
1.960% due 03/15/2021		3,438	3,435
First Investors Auto Owner Trust
1.690% due 04/15/2021		3,467	3,465
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019		4,300	4,302
Golden Credit Card Trust
1.171% due 02/15/2021		3,600	3,601
GSAMP Trust
1.832% due 02/25/2047		3,679	3,653
JPMorgan Mortgage Acquisition Corp.
1.162% due 03/25/2036		1,832	1,825
MASTR Specialized Loan Trust
1.282% due 01/25/2036		1,260	1,243
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019		5,700	5,692
Merrill Lynch Mortgage Investors Trust
1.777% due 09/25/2035		3,424	3,274
OneMain Financial Issuance Trust
3.190% due 03/18/2026		8,100	8,196
Option One Mortgage Loan Trust Asset-Backed Certificates
1.422% due 11/25/2035		2,494	2,458
Park Place Securities, Inc.
1.432% due 09/25/2035		1,367	1,363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.822% due 01/25/2036	$2,000	$1,980
Pretium Mortgage Credit Partners LLC
4.375% due 11/27/2030	3,277	3,295
Residential Asset Securities Corp. Trust
1.252% due 04/25/2036	2,443	2,393
1.272% due 03/25/2036	1,354	1,350
1.432% due 09/25/2035	1,559	1,521
Santander Drive Auto Receivables Trust
1.490% due 02/18/2020	3,600	3,599
Securitized Term Auto Receivables Trust
1.510% due 04/25/2019	3,800	3,797
SLC Student Loan Trust
1.231% due 09/15/2026	3,422	3,409
SLM Private Education Loan Trust
1.850% due 06/17/2030	3,500	3,486
SLM Student Loan Trust
1.188% due 10/25/2029	3,000	2,974
1.588% due 04/27/2026	3,645	3,655
SoFi Professional Loan Program LLC
1.932% due 01/25/2039	4,043	4,079
SpringCastle America Funding LLC
3.050% due 04/25/2029	3,129	3,152
Structured Asset Investment Loan Trust
1.882% due 01/25/2035	1,777	1,767
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036	2,709	2,728
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	1,444	1,455
VOLT LLC
3.250% due 02/25/2055	2,517	2,519
3.500% due 07/25/2046	3,408	3,435
3.500% due 09/25/2046	2,481	2,503
3.500% due 03/25/2047	3,300	3,310
3.875% due 04/25/2055	647	649
4.250% due 02/26/2046	1,844	1,857
Wells Fargo Home Equity Asset-Backed Securities Trust
1.232% due 07/25/2036	4,000	3,937
1.982% due 10/25/2034	2,219	2,199
Westlake Automobile Receivables Trust
1.780% due 04/15/2020	3,400	3,403

Total Asset-Backed Securities (Cost $162,058)		163,405

SOVEREIGN ISSUES 3.5%
Development Bank of Japan, Inc.
1.625% due 09/01/2021	3,600	3,473
Export-Import Bank of Korea
2.250% due 01/21/2020	8,700	8,703
Japan Finance Organization for Municipalities
2.125% due 04/13/2021	2,000	1,969
Korea Development Bank
3.500% due 08/22/2017	300	302
Korea Housing Finance Corp.
2.000% due 10/11/2021	5,800	5,603

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		$2,300	$2,328
Province of Ontario
1.650% due 09/27/2019		600	598
3.150% due 06/02/2022	CAD	1,200	965
4.000% due 10/07/2019		$900	948
4.400% due 04/14/2020		1,600	1,715
Province of Quebec
3.500% due 12/01/2022	CAD	1,000	820
6.350% due 01/30/2026		$600	743
Republic of Germany
0.000% due 04/17/2020	EUR	9,200	10,015
0.500% due 02/15/2026		7,700	8,461
Tokyo Metropolitan Government
2.000% due 05/17/2021		$3,000	2,930

Total Sovereign Issues (Cost $50,323)			49,573

SHORT-TERM INSTRUMENTS 13.1%

CERTIFICATES OF DEPOSIT 4.7%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		5,000	5,003
Barclays Bank PLC
1.804% due 11/06/2017		5,900	5,912
1.906% due 09/08/2017		7,200	7,217
Credit Suisse AG
1.920% due 09/12/2017		5,500	5,513
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		3,300	3,309
Natixis S.A.
1.846% due 09/25/2017		14,300	14,334
Norinchukin Bank
1.733% due 10/10/2017		7,100	7,120
Sumitomo Mitsui Banking Corp.
1.831% due 09/15/2017		3,400	3,409
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		7,900	7,922
1.882% due 09/18/2017		6,500	6,518

			66,257

COMMERCIAL PAPER 2.9%
Anthem, Inc.
1.116% due 04/03/2017		3,700	3,700
Bell Canada
1.210% due 05/10/2017		3,500	3,496
Engie
1.649% due 10/03/2017		2,800	2,780
Ford Motor Credit Co.
1.700% due 10/05/2017		2,300	2,279
1.754% due 09/12/2017		5,700	5,657
Natixis NY
1.434% due 07/03/2017		4,100	4,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Schlumberger Holdings
1.168% due 05/02/2017		$3,700	$3,696
1.218% due 04/13/2017		3,000	2,999
Syngenta Wilmington, Inc.
2.053% due 09/14/2017		8,600	8,528
Volvo Group Treasury N.A.
1.167% due 04/07/2017		3,700	3,699

			40,922

REPURCHASE AGREEMENTS (h) 0.2%
			2,199

SHORT-TERM NOTES 0.2%
AmeriCredit Automobile Receivables Trust
0.920% due 02/20/2018		2,748	2,748

JAPAN TREASURY BILLS 5.0%
(0.314)% due 04/06/2017 - 06/19/2017 (c)(d)	JPY	7,940,000	71,339

U.S. TREASURY BILLS 0.1%
0.678% due 04/20/2017 - 04/27/2017 (c)(d)(k)(m)		$1,837	1,836

Total Short-Term Instruments (Cost $183,621)			185,301

Total Investments in Securities (Cost $1,953,750)			1,944,161

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		39,176	387

Total Short-Term Instruments (Cost $387)			387

Total Investments in Affiliates (Cost $387)			387

Total Investments 137.5% (Cost $1,954,137)			$1,944,548

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $(837))			(2,510)

Other Assets and Liabilities, net (37.3)%			(527,367)

Net Assets 100.0%			$1,414,671

26	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.750%	10/01/2023	11/25/2014 - 12/5/2014	$2,201	$837	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$2,199	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(2,244)	$2,199	$2,199

Total Repurchase Agreements						$(2,244)	$2,199	$2,199

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.050%	03/31/2017	04/03/2017	$(20,248)	$(20,250)
TDM	0.750	01/18/2017	04/18/2017	(6,672)	(6,683)
	0.760	01/04/2017	04/04/2017	(28,040)	(28,093)
	0.760	01/13/2017	04/13/2017	(29,488)	(29,539)
	0.760	01/17/2017	04/13/2017	(2,529)	(2,533)
	0.770	02/23/2017	04/24/2017	(6,913)	(6,918)

Total Sale-Buyback Transactions					$(94,016)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $93,624 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
SSB	$2,199	$0	$0	$2,199	$(2,244)	$(45)

Master Securities Forward Transaction Agreement
BCY	0	0	(20,250)	(20,250)	20,046	(204)
TDM	0	0	(73,766)	(73,766)	73,578	(188)

Total Borrowings and Other Financing Transactions	$2,199	$0	$(94,016)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(94,016)	$0	$0	$(94,016)

Total Borrowings	$0	$(94,016)	$0	$0	$(94,016)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(94,016)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $119,329 at a weighted average interest rate of 0.725%.
(4)	Payable for sale-buyback transactions includes $(13) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2017	275	$7	$7	$0
Canada Government 10-Year Bond June Futures	Short	06/2017	46	(39)	17	0
Euro-Bund 10-Year Bond June Futures	Short	06/2017	23	1	1	(7)

28	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	94	$(32)	$40	$0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,904	349	312	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	2,943	1,095	644	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	122	(104)	0	(38)
United Kingdom Long Gilt June Futures	Short	06/2017	213	(460)	16	(104)

Total Futures Contracts				$817	$1,037	$(149)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Dominion Resources, Inc.	1.000%	03/20/2021	0.241%		$1,700	$(51)	$(8)	$0	$0
General Motors Co.	5.000	06/20/2021	1.018		1,500	243	29	0	0
Simon Property Group LP	1.000	06/20/2022	0.929		3,500	14	5	1	0
Viacom, Inc.	1.000	06/20/2021	0.700		3,000	38	2	0	0
Volkswagen International Finance NV	1.000	06/20/2017	0.191	EUR	6,300	15	4	1	0
Volkswagen International Finance NV	1.000	06/20/2021	0.780		3,500	36	49	0	(1)

						$295	$81	$2	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.300%	12/15/2025	CAD	12,800	$(434)	$(135)	$34	$0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		1,000	105	118	4	0
Receive(4)	3-Month USD-LIBOR	1.500	06/15/2019	$	239,100	1,149	2,563	0	(86)
Pay(4)	3-Month USD-LIBOR	1.250	06/21/2019		36,100	336	424	0	(12)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		75,000	(885)	787	0	(53)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2021		60,600	1,817	(7)	0	(48)
Receive(4)	3-Month USD-LIBOR	1.250	06/21/2022		24,900	1,048	7	0	(24)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		74,200	(962)	(856)	0	(70)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		4,000	49	82	4	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		36,400	84	121	0	(55)
Receive(4)	3-Month USD-LIBOR	1.500	06/21/2027		1,400	118	(5)	0	(2)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		73,700	(1,402)	(3,726)	0	(123)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		19,500	554	1,596	0	(26)
Receive(4)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	18,200	(95)	24	0	(60)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		11,200	(354)	(62)	0	(60)
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		7,500	(770)	(471)	0	(106)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	7,630,000	(423)	1	75	0

						$(65)	$461	$117	$(725)

Total Swap Agreements						$230	$542	$119	$(726)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $25,700 and cash of $3,871 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,037	$119	$1,156	$0	$(149)	$(726)	$(875)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2017	KRW	28,813,213	$	25,492	$0	$(312)
BOA	04/2017	DKK	37,250		5,654	313	0
	04/2017	$	10,157	AUD	13,244	0	(39)
	04/2017		6,811	DKK	47,340	0	(23)
	05/2017	JPY	190,000	$	1,686	0	(22)
	06/2017		1,750,000		15,408	0	(347)
	06/2017	SGD	40,614		28,915	0	(137)
	07/2017	DKK	981		144	2	0
	01/2018		20,488		3,013	30	0
	04/2018		50,234		7,379	23	0
BPS	04/2017	EUR	33,897		36,023	0	(139)
	04/2017	$	36,558	EUR	33,897	0	(397)
	05/2017	EUR	33,897	$	36,605	398	0
	05/2017	JPY	320,000		2,828	0	(52)
	01/2018	BRL	230		67	0	(2)

30	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017	$	3,116	CAD	4,165	$16	$0
	05/2017	AUD	13,240	$	10,106	0	(2)
	05/2017	JPY	280,000		2,489	0	(30)
	06/2017		2,300,000		20,224	0	(485)
DUB	04/2017	RUB	24,810		415	0	(24)
GLM	04/2017	CAD	8,726		6,661	99	0
	04/2017	GBP	921		1,145	0	(9)
	04/2017	$	61,714	GBP	49,676	525	0
	05/2017	GBP	48,800	$	60,679	0	(502)
	06/2017	TWD	310,897		10,048	0	(228)
	01/2018	DKK	23,512		3,444	21	0
	04/2018		27,180		3,970	0	(10)
HUS	04/2017	$	184	INR	12,628	11	0
	06/2017		973	SGD	1,353	0	(5)
	10/2017	DKK	49,130	$	7,311	198	0
JPM	04/2017		24,475		3,550	40	0
	04/2017	JPY	160,000		1,364	0	(73)
	04/2017	$	1,134	GBP	910	6	0
	05/2017	JPY	1,370,000	$	12,162	0	(159)
	06/2017	THB	4,536		129	0	(3)
	06/2017	TWD	822,371		26,627	0	(557)
	01/2018	$	67	BRL	230	3	0
MSB	04/2017	GBP	49,665	$	62,287	62	0
NAB	04/2017	JPY	71,800		647	2	0
SCX	04/2017	$	1,046	CAD	1,412	16	0
	06/2017	KRW	2,841,896	$	2,468	0	(77)
UAG	04/2017	JPY	130,000		1,108	0	(60)
	05/2017		1,150,000		10,175	0	(172)
	06/2017		290,000		2,537	0	(76)
	06/2017	KRW	8,631,201		7,527	0	(203)
	06/2017	$	1,213	KRW	1,347,847	0	(6)
	06/2017		1,264	TWD	37,968	0	(9)
	10/2017	DKK	47,800	$	7,296	375	0

Total Forward Foreign Currency Contracts						$2,140	$(4,160)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%	$	200	$(34)	$30	$0	$(4)
	Royal Bank of Scotland PLC	1.000	12/20/2017	0.416	EUR	3,000	8	7	15	0
GST	Petrobras Global Finance BV	1.000	03/20/2020	1.730	$	100	(16)	14	0	(2)

							$(42)	$51	$15	$(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
JPS	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	$9,700	$(403)	$195	$0	$(208)
MYC	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	4,500	(392)	(180)	0	(572)

					$(795)	$15	$0	$(780)

Total Swap Agreements					$(837)	$66	$15	$(786)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $4,540 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(312)	$0	$0	$(312)	$(312)	$416	$104
BOA	368	0	0	368	(568)	0	0	(568)	(200)	213	13
BPS	398	0	15	413	(590)	0	(4)	(594)	(181)	518	337
CBK	16	0	0	16	(517)	0	0	(517)	(501)	573	72
DUB	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
GLM	645	0	0	645	(749)	0	0	(749)	(104)	268	164
GST	0	0	0	0	0	0	(2)	(2)	(2)	236	234
HUS	209	0	0	209	(5)	0	0	(5)	204	(260)	(56)
JPM	49	0	0	49	(792)	0	0	(792)	(743)	878	135
JPS	0	0	0	0	0	0	(208)	(208)	(208)	336	128
MSB	62	0	0	62	0	0	0	0	62	(640)	(578)
MYC	0	0	0	0	0	0	(572)	(572)	(572)	647	75
NAB	2	0	0	2	0	0	0	0	2	0	2
SCX	16	0	0	16	(77)	0	0	(77)	(61)	283	222
UAG	375	0	0	375	(526)	0	0	(526)	(151)	173	22

Total Over the Counter	$2,140	$0	$15	$2,155	$(4,160)	$0	$(786)	$(4,946)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

32	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

March 31, 2017

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,037	$1,037
Swap Agreements	0	2	0	0	117	119

	$0	$2	$0	$0	$1,154	$1,156

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,140	$0	$2,140
Swap Agreements	0	15	0	0	0	15

	$0	$15	$0	$2,140	$0	$2,155

	$0	$17	$0	$2,140	$1,154	$3,311

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$149	$149
Swap Agreements	0	1	0	0	725	726

	$0	$1	$0	$0	$874	$875

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,160	$0	$4,160
Swap Agreements	0	786	0	0	0	786

	$0	$786	$0	$4,160	$0	$4,946

	$0	$787	$0	$4,160	$874	$5,821

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(12,208)	$(12,208)
Swap Agreements	0	219	0	0	(8,313)	(8,094)

	$0	$219	$0	$0	$(20,521)	$(20,302)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,136	$0	$32,136
Swap Agreements	0	2,928	0	0	80	3,008

	$0	$2,928	$0	$32,136	$80	$35,144

	$0	$3,147	$0	$32,136	$(20,441)	$14,842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$206	$206
Swap Agreements	0	81	0	0	31,475	31,556

	$0	$81	$0	$0	$31,681	$31,762

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,735)	$0	$(9,735)
Swap Agreements	0	(738)	0	0	(183)	(921)

	$0	$(738)	$0	$(9,735)	$(183)	$(10,656)

	$0	$(657)	$0	$(9,735)	$31,498	$21,106

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$386,503	$0	$386,503
Industrials	0	112,218	0	112,218
Utilities	0	35,274	0	35,274
Municipal Bonds & Notes
California	0	12,502	0	12,502
Illinois	0	4,043	0	4,043
Mississippi	0	826	0	826
New York	0	8,428	0	8,428
Texas	0	1,299	0	1,299
Virginia	0	573	0	573
U.S. Government Agencies	0	526,753	3,693	530,446
U.S. Treasury Obligations	0	252,828	0	252,828
Non-Agency Mortgage-Backed Securities	0	197,343	3,599	200,942
Asset-Backed Securities	0	163,405	0	163,405
Sovereign Issues	0	49,573	0	49,573
Short-Term Instruments
Certificates of Deposit	0	66,257	0	66,257
Commercial Paper	0	40,922	0	40,922
Repurchase Agreements	0	2,199	0	2,199
Short-Term Notes	0	2,748	0	2,748
Japan Treasury Bills	0	71,339	0	71,339
U.S. Treasury Bills	0	1,836	0	1,836
	$0	$1,936,869	$7,292	$1,944,161
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$387	$0	$0	$387

Total Investments	$387	$1,936,869	$7,292	$1,944,548
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,037	119	0	1,156
Over the counter	0	2,155	0	2,155
	$1,037	$2,274	$0	$3,311
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(149)	(726)	0	(875)
Over the counter	0	(4,946)	0	(4,946)
	$(149)	$(5,672)	$0	$(5,821)
Total Financial Derivative Instruments	$888	$(3,398)	$0	$(2,510)

Totals	$1,275	$1,933,471	$7,292	$1,942,038

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

34	PIMCO TOTAL RETURN FUND IV	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A and Class C shares of the PIMCO Total Return Fund IV (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net

ANNUAL REPORT	MARCH 31, 2017	35

Notes to Financial Statements (Cont.)

realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of

36	PIMCO TOTAL RETURN FUND IV

March 31, 2017

certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements,

ANNUAL REPORT	MARCH 31, 2017	37

Notes to Financial Statements (Cont.)

and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

38	PIMCO TOTAL RETURN FUND IV

March 31, 2017

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that

ANNUAL REPORT	MARCH 31, 2017	39

Notes to Financial Statements (Cont.)

materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

40	PIMCO TOTAL RETURN FUND IV

March 31, 2017

gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

ANNUAL REPORT	MARCH 31, 2017	41

Notes to Financial Statements (Cont.)

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

42	PIMCO TOTAL RETURN FUND IV

March 31, 2017

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$9,206	$359,493	$(368,300)	$(11)	$(1)	$387	$93	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or

ANNUAL REPORT	MARCH 31, 2017	43

Notes to Financial Statements (Cont.)

other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their

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obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the

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counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

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Notes to Financial Statements (Cont.)

value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

ANNUAL REPORT	MARCH 31, 2017	53

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by

54	PIMCO TOTAL RETURN FUND IV

March 31, 2017

the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class P	0.35%
Class A	0.35%
Class C	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2017	55

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

56	PIMCO TOTAL RETURN FUND IV

March 31, 2017

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$27,366	$41,566

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,510,813	$8,576,225	$455,034	$294,916

ANNUAL REPORT	MARCH 31, 2017	57

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	40,994	$425,129	24,775	$259,085
Class P	553	5,761	5	54
Class A	1,102	11,451	227	2,369
Class C	78	817	68	711

Issued as reinvestment of distributions
Institutional Class	4,003	41,325	5,101	52,698
Class P	4	39	4	39
Class A	36	369	50	518
Class C	5	47	7	67

Cost of shares redeemed
Institutional Class	(38,098)	(394,245)	(55,129)	(576,167)
Class P	(518)	(5,464)	(425)	(4,484)
Class A	(1,028)	(10,667)	(553)	(5,744)
Class C	(92)	(953)	(108)	(1,120)
Net increase (decrease) resulting from Fund share transactions	7,039	$73,609	(25,978)	$(271,974)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

58	PIMCO TOTAL RETURN FUND IV

March 31, 2017

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Total Return Fund IV

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$(9,791)	$(1,274)	$0	$(22,316)	$(6,709)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and sale/buyback transactions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period.

Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Total Return Fund IV

Short-Term	Long-Term
$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2017	59

Notes to Financial Statements (Cont.)

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Total Return Fund IV

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$1,956,105	$20,260	$(31,817)	$(11,557)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, and sale/buyback transactions.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Total Return Fund IV

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$41,791	$0	$0	$40,513	$12,833	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

60	PIMCO TOTAL RETURN FUND IV

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Total Return Fund IV

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Total Return Fund IV (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	61

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	JPMorgan Securities, Inc.
BCY	Barclays Capital, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	RUB	Russian Ruble
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

62	PIMCO TOTAL RETURN FUND IV

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Fund IV	0.00%	0.00%	$35,798	$5,992
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	63

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

64	PIMCO TOTAL RETURN FUND IV

(Unaudited)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2017	65

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

66	PIMCO TOTAL RETURN FUND IV

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2017	67

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

68	PIMCO TOTAL RETURN FUND IV

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3023AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

2	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees,

6	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	01/28/97	04/08/98	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class	4.80%	5.69%	6.55%	7.41%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class P	4.70%	5.58%	6.44%	7.30%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Administrative Class	4.54%	5.42%	6.28%	7.15%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class D	4.38%	5.27%	6.11%	6.95%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A	4.38%	5.26%	6.10%	6.94%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.47%	4.46%	5.70%	6.77%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C	3.50%	4.47%	5.30%	6.15%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	2.50%	4.47%	5.30%	6.15%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class R	4.12%	5.00%	5.84%	6.67%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	1.40%	4.15%	4.32%	6.01%
Lipper International Income Funds Average	1.33%	0.93%	4.23%	5.53%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for the Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, 0.91% for Class D shares, 0.91% for Class A shares, 1.66% for Class C shares, and 1.16% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	Class P - PFBPX	Administrative Class - PFRAX	Class D - PFODX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of 03/31/2017†§

Japan	34.0%
United States‡	22.0%
Denmark	8.6%
United Kingdom	7.0%
Other‡	28.4%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as spreads narrowed.
»	Long positioning in the Brazilian real contributed to relative performance, as the real appreciated versus the U.S. dollar.

»	An overweight to duration in Italy detracted from relative performance, as yields rose.

»	Long and then subsequent short positioning in the euro detracted from performance, as the euro depreciated then appreciated versus the U.S. dollar during second half of the reporting period.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$997.80	$2.79	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	997.30	3.29	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	996.60	4.03	1,000.00	1,020.89	4.08	0.81
Class D	1,000.00	995.80	4.78	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	995.80	4.78	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	991.50	8.49	1,000.00	1,016.40	8.60	1.71
Class R	1,000.00	994.60	6.02	1,000.00	1,018.90	6.09	1.21

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Descriptions

Index*	Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$10.16	$0.20	$0.29	$0.49	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2016	11.01	0.19	(0.15)	0.04	(0.69)	(0.17)	(0.03)	(0.89)
03/31/2015	10.72	0.25	0.92	1.17	(0.84)	(0.04)	0.00	(0.88)
03/31/2014	10.90	0.28	(0.09)	0.19	(0.25)	(0.12)	0.00	(0.37)
03/31/2013	10.75	0.31	0.78	1.09	(0.48)	(0.46)	0.00	(0.94)
Class P
03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	0.00	(0.14)
03/31/2016	11.01	0.18	(0.15)	0.03	(0.68)	(0.17)	(0.03)	(0.88)
03/31/2015	10.72	0.24	0.92	1.16	(0.83)	(0.04)	0.00	(0.87)
03/31/2014	10.90	0.27	(0.09)	0.18	(0.24)	(0.12)	0.00	(0.36)
03/31/2013	10.75	0.30	0.78	1.08	(0.47)	(0.46)	0.00	(0.93)
Administrative Class
03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	0.00	(0.12)
03/31/2016	11.01	0.16	(0.15)	0.01	(0.66)	(0.17)	(0.03)	(0.86)
03/31/2015	10.72	0.22	0.92	1.14	(0.81)	(0.04)	0.00	(0.85)
03/31/2014	10.90	0.26	(0.09)	0.17	(0.23)	(0.12)	0.00	(0.35)
03/31/2013	10.75	0.29	0.77	1.06	(0.45)	(0.46)	0.00	(0.91)
Class D
03/31/2017	10.16	0.15	0.29	0.44	(0.10)	0.00	0.00	(0.10)
03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)
03/31/2015	10.72	0.20	0.92	1.12	(0.79)	(0.04)	0.00	(0.83)
03/31/2014	10.90	0.24	(0.09)	0.15	(0.21)	(0.12)	0.00	(0.33)
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
Class A
03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	0.00	(0.10)
03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)
03/31/2015	10.72	0.21	0.91	1.12	(0.79)	(0.04)	0.00	(0.83)
03/31/2014	10.90	0.24	(0.09)	0.15	(0.21)	(0.12)	0.00	(0.33)
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)

14	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.50	4.80%	$4,934,256	0.55%	0.50%	1.87%	252%
10.16	0.59	4,963,502	0.51	0.50	1.84	313
11.01	11.19	6,278,009	0.52	0.50	2.30	317
10.72	1.89	4,911,601	0.52	0.50	2.67	175
10.90	10.39	4,294,911	0.53	0.50	2.78	383

10.50	4.70	1,467,122	0.65	0.60	1.71	252
10.16	0.49	943,560	0.61	0.60	1.71	313
11.01	11.08	1,029,451	0.62	0.60	2.15	317
10.72	1.79	573,320	0.62	0.60	2.57	175
10.90	10.28	521,941	0.63	0.60	2.69	383

10.50	4.54	92,478	0.80	0.75	1.59	252
10.16	0.34	72,063	0.76	0.75	1.52	313
11.01	10.92	42,514	0.77	0.75	1.99	317
10.72	1.64	17,829	0.77	0.75	2.42	175
10.90	10.12	16,999	0.78	0.75	2.61	383

10.50	4.38	1,177,312	0.95	0.90	1.46	252
10.16	0.19	1,105,451	0.91	0.90	1.42	313
11.01	10.75	1,065,941	0.92	0.90	1.83	317
10.72	1.49	507,192	0.92	0.90	2.27	175
10.90	9.96	421,030	0.93	0.90	2.37	383

10.50	4.38	454,901	0.95	0.90	1.52	252
10.16	0.19	495,704	0.91	0.90	1.41	313
11.01	10.75	444,228	0.92	0.90	1.93	317
10.72	1.49	375,436	0.92	0.90	2.27	175
10.90	9.96	395,649	0.93	0.90	2.40	383

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
03/31/2017	$10.16	$0.07	$0.29	$0.36	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2016	11.01	0.07	(0.15)	(0.08)	(0.57)	(0.17)	(0.03)	(0.77)
03/31/2015	10.72	0.12	0.92	1.04	(0.71)	(0.04)	0.00	(0.75)
03/31/2014	10.90	0.16	(0.09)	0.07	(0.13)	(0.12)	0.00	(0.25)
03/31/2013	10.75	0.18	0.78	0.96	(0.35)	(0.46)	0.00	(0.81)
Class R
03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	0.00	(0.08)
03/31/2016	11.01	0.12	(0.15)	(0.03)	(0.62)	(0.17)	(0.03)	(0.82)
03/31/2015	10.72	0.18	0.92	1.10	(0.77)	(0.04)	0.00	(0.81)
03/31/2014	10.90	0.22	(0.10)	0.12	(0.18)	(0.12)	0.00	(0.30)
03/31/2013	10.75	0.23	0.79	1.02	(0.41)	(0.46)	0.00	(0.87)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.49	3.50%	$103,486	1.70%	1.65%	0.70%	252%
10.16	(0.54)	91,505	1.66	1.65	0.67	313
11.01	9.94	79,910	1.67	1.65	1.13	317
10.72	0.73	52,311	1.67	1.65	1.52	175
10.90	9.14	55,877	1.68	1.65	1.64	383

10.50	4.12	45,852	1.20	1.15	1.21	252
10.16	(0.06)	41,007	1.16	1.15	1.17	313
11.01	10.48	37,816	1.17	1.15	1.66	317
10.72	1.23	27,215	1.17	1.15	2.03	175
10.90	9.68	23,357	1.18	1.15	2.13	383

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$9,403,206
Investments in Affiliates	264
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,651
Over the counter	116,725
Deposits with counterparty	14,455
Foreign currency, at value	31,238
Receivable for investments sold	2,592,337
Receivable for investments sold on a delayed-delivery basis	14,764
Receivable for TBA investments sold	820,489
Receivable for Fund shares sold	14,049
Interest and/or dividends receivable	41,252
Dividends receivable from Affiliates	85
Other assets	44
Total Assets	13,058,559

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$508,057
Payable for sale-buyback transactions	35,704
Payable for short sales	3,748
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,629
Over the counter	111,788
Payable for investments purchased	2,708,922
Payable for investments in Affiliates purchased	85
Payable for investments purchased on a delayed-delivery basis	103,649
Payable for TBA investments purchased	1,225,382
Deposits from counterparty	50,852
Payable for Fund shares redeemed	18,745
Distributions payable	1,243
Overdraft due to custodian	712
Accrued investment advisory fees	1,861
Accrued supervisory and administrative fees	2,235
Accrued distribution fees	369
Accrued servicing fees	136
Other liabilities	35
Total Liabilities	4,783,152

Net Assets	$8,275,407

Net Assets Consist of:
Paid in capital	$8,248,572
(Overdistributed) net investment income	(3,329)
Accumulated undistributed net realized (loss)	(115,266)
Net unrealized appreciation	145,430

Net Assets	$8,275,407

Cost of investments in securities	$9,357,396
Cost of investments in Affiliates	$264
Cost of foreign currency held	$31,643
Proceeds received on short sales	$3,730
Cost or premiums of financial derivative instruments, net	$(21,288)

* Includes repurchase agreements of:	$43,381

18	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$4,934,256
Class P	1,467,122
Administrative Class	92,478
Class D	1,177,312
Class A	454,901
Class C	103,486
Class R	45,852
Shares Issued and Outstanding:
Institutional Class	470,006
Class P	139,749
Administrative Class	8,809
Class D	112,142
Class A	43,331
Class C	9,860
Class R	4,368
Net Asset Value Per Share Outstanding:
Institutional Class	$10.50
Class P	10.50
Administrative Class	10.50
Class D	10.50
Class A	10.50
Class C	10.49
Class R	10.50

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$187,800
Dividends	288
Dividends from Investments in Affiliates	971
Total Income	189,059

Expenses:
Investment advisory fees	19,585
Supervisory and administrative fees	23,266
Distribution and/or servicing fees - Administrative Class	210
Distribution and/or servicing fees - Class D	3,014
Distribution fees - Class C	775
Distribution fees - Class R	110
Servicing fees - Class A	1,138
Servicing fees - Class C	258
Servicing fees - Class R	110
Trustee fees	56
Interest expense	4,017
Miscellaneous expense	33
Total Expenses	52,572

Net Investment Income	136,487

Net Realized Gain (Loss):
Investments in securities	(94,067)
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	(4,912)
Over the counter financial derivative instruments	200,336
Foreign currency	38,105

Net Realized Gain	139,521

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(92,366)
Exchange-traded or centrally cleared financial derivative instruments	110,065
Over the counter financial derivative instruments	51,711
Foreign currency assets and liabilities	9,522

Net Change in Unrealized Appreciation	78,932

Net Increase in Net Assets Resulting from Operations	$354,940

* Foreign tax withholdings	$57

20	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$136,487	$142,428
Net realized gain (loss)	139,521	(246,364)
Net change in unrealized appreciation	78,932	82,299

Net Increase (Decrease) in Net Assets Resulting from Operations	354,940	(21,637)

Distributions to Shareholders:
From net investment income
Institutional Class	(69,483)	(348,674)
Class P	(12,089)	(62,603)
Administrative Class	(945)	(4,046)
Class D	(11,944)	(66,499)
Class A	(4,636)	(27,927)
Class C	(242)	(4,713)
Class R	(325)	(2,269)
From net realized capital gains
Institutional Class	0	(85,710)
Class P	0	(15,828)
Administrative Class	0	(798)
Class D	0	(17,287)
Class A	0	(7,297)
Class C	0	(1,388)
Class R	0	(612)
Tax basis return of capital
Institutional Class	0	(14,401)
Class P	0	(2,407)
Administrative Class	0	(134)
Class D	0	(2,711)
Class A	0	(1,129)
Class C	0	(218)
Class R	0	(97)

Total Distributions(a)	(99,664)	(666,748)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	307,339	(576,692)

Total Increase (Decrease) in Net Assets	562,615	(1,265,077)

Net Assets:
Beginning of year	7,712,792	8,977,869
End of year*	$8,275,407	$7,712,792

*Including (overdistributed) net investment income of:	$(3,329)	$(205,891)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.6%

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.3%
National Australia Bank Ltd.
2.250% due 03/16/2021		$10,350	$10,301
Westpac Banking Corp.
1.850% due 11/26/2018		10,100	10,142

			20,443

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Puma SE
2.530% due 05/13/2045	AUD	4,813	3,671

SOVEREIGN ISSUES 0.1%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)		8,691	7,610

Total Australia (Cost $34,078)			31,724

BELGIUM 0.2%

CORPORATE BONDS & NOTES 0.2%
KBC Bank NV
8.000% due 01/25/2023		$14,000	14,692

Total Belgium (Cost $14,560)			14,692

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%
Petrobras Global Finance BV
4.375% due 05/20/2023		$2,100	1,995
7.375% due 01/17/2027		4,800	5,087
8.375% due 05/23/2021		22,700	25,736

Total Brazil (Cost $28,898)			32,818

CANADA 5.5%

CORPORATE BONDS & NOTES 1.1%
Agrium, Inc.
6.750% due 01/15/2019		$4,000	4,308
Bank of Nova Scotia
1.875% due 04/26/2021		33,900	33,253
Royal Bank of Canada
2.200% due 09/23/2019		4,300	4,323
2.300% due 03/22/2021		22,000	22,034
Toronto-Dominion Bank
2.500% due 01/18/2023		29,300	29,368

			93,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
1.011% due 06/01/2020	CAD	9,233	$6,901
1.211% due 07/01/2020		23,038	17,297
1.211% due 08/01/2020		8,435	6,332

			30,530

SOVEREIGN ISSUES 4.0%
Canada Government International Bond
1.500% due 12/01/2044 (e)		10,083	9,155
Province of Alberta
1.250% due 06/01/2020		35,000	26,264
2.350% due 06/01/2025 (i)		33,600	25,372
Province of British Columbia
2.300% due 06/18/2026		7,400	5,571
Province of Ontario
2.500% due 04/27/2026		$4,000	3,913
2.600% due 06/02/2025	CAD	229,400	176,980
3.150% due 06/02/2022 (i)		3,400	2,734
3.500% due 06/02/2024		50,000	41,068
Province of Quebec
3.000% due 09/01/2023		19,200	15,347
3.500% due 12/01/2022		6,500	5,329
4.250% due 12/01/2021 (i)		8,800	7,399
5.000% due 12/01/2038		8,100	7,828
6.000% due 10/01/2029		3,200	3,232

			330,192

Total Canada (Cost $468,415)			454,008

CAYMAN ISLANDS 3.8%

ASSET-BACKED SECURITIES 3.8%
ACAS CLO Ltd.
2.215% due 07/18/2026		$15,600	15,630
Ares CLO Ltd.
2.234% due 08/28/2025		8,500	8,520
Atlas Senior Loan Fund Ltd.
2.284% due 10/15/2026		20,300	20,303
Blue Hill CLO Ltd.
2.203% due 01/15/2026		13,400	13,415
Bowman Park CLO Ltd.
2.233% due 11/23/2025		19,500	19,510
Carlyle Global Market Strategies CLO Ltd.
2.187% due 07/27/2026		14,400	14,418
Cent CLO Ltd.
0.000% due 07/27/2026		7,700	7,706
CIFC Funding Ltd.
2.063% due 10/24/2025		24,700	24,673
2.235% due 05/24/2026		17,500	17,506

22	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flatiron CLO Ltd.
2.018% due 07/17/2026		$21,600	$21,632
Fortress Credit BSL Ltd.
0.000% due 10/19/2025 (b)		9,400	9,400
Galaxy CLO Ltd.
2.278% due 11/16/2025		16,700	16,705
Hildene CLO Ltd.
0.000% due 01/17/2026 (b)		5,900	5,900
0.000% due 07/19/2026 (b)		12,500	12,500
Hillmark Funding Ltd.
1.302% due 05/21/2021		1,468	1,466
ICG US CLO Ltd.
0.000% due 10/15/2026 (b)		12,500	12,557
JMP Credit Advisors CLO Ltd.
2.263% due 10/17/2025		21,300	21,303
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		14,000	14,015
NewMark Capital Funding CLO Ltd.
0.000% due 06/30/2026		2,400	2,401
Northwoods Capital Ltd.
0.000% due 11/04/2025 (b)		5,100	5,100
Oaktree CLO Ltd.
2.250% due 10/20/2026		8,500	8,506
Octagon Investment Partners Ltd.
2.069% due 04/15/2026		5,100	5,094
Regatta Funding Ltd.
0.000% due 10/25/2026 (b)		11,200	11,256
Symphony CLO LP
2.110% due 01/09/2023		6,004	6,021
Symphony CLO Ltd.
2.203% due 10/17/2026		6,400	6,410
TICP CLO Ltd.
0.000% due 07/20/2026 (b)		10,000	9,999

Total Cayman Islands (Cost $311,627)			311,946

CHINA 0.3%

CORPORATE BONDS & NOTES 0.3%
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$28,100	28,101

SOVEREIGN ISSUES 0.0%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	4,388	660
China Government International Bond
3.380% due 05/23/2023		4,600	677
4.080% due 08/22/2023		4,600	703

			2,040

Total China (Cost $30,249)			30,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%
Czech Republic Government International Bond
0.850% due 03/17/2018	CZK	415,700	$16,675
1.200% due 07/23/2017		35,000	1,396

Total Czech Republic (Cost $18,247)			18,071

DENMARK 9.8%

CORPORATE BONDS & NOTES 9.8%
BRFkredit A/S
1.000% due 01/01/2018	DKK	208,100	30,161
2.000% due 10/01/2017		181,300	26,322
2.000% due 10/01/2047		18,309	2,570
2.500% due 10/01/2047		22,105	3,235
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018		146,600	21,285
2.000% due 10/01/2017		34,700	5,037
2.000% due 01/01/2018		74,100	10,831
2.500% due 10/01/2037		16,776	2,507
2.500% due 10/01/2047		39,381	5,745
Nykredit Realkredit A/S
1.000% due 04/01/2017		101,100	14,513
1.000% due 07/01/2017		143,200	20,613
1.000% due 10/01/2017		102,900	14,887
1.000% due 04/01/2018		209,300	30,492
2.000% due 10/01/2017		206,200	29,932
2.000% due 04/01/2018		324,300	47,699
2.000% due 10/01/2037		132,516	19,356
2.000% due 10/01/2047		272,825	38,309
2.500% due 10/01/2037		224,029	33,426
2.500% due 10/01/2047		731,145	106,648
Realkredit Danmark A/S
1.000% due 04/01/2017		262,400	37,629
1.000% due 01/01/2018		372,400	54,103
1.000% due 04/01/2018		897,900	130,793
2.000% due 04/01/2017		273,300	39,204
2.000% due 01/01/2018		36,400	5,318
2.000% due 04/01/2018		92,900	13,655
2.000% due 10/01/2037		57,060	8,323
2.000% due 10/01/2047		200,272	28,144
2.500% due 10/01/2037		46,071	6,874
2.500% due 10/01/2047		177,232	25,933

Total Denmark (Cost $826,809)			813,544

FRANCE 3.8%

CORPORATE BONDS & NOTES 1.5%
Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	14,500	15,659
1.875% due 03/28/2019		$12,500	12,441
1.875% due 01/29/2020		5,500	5,440
1.875% due 09/15/2021		43,000	41,493

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/22/2021	EUR	19,500	$22,240
2.250% due 02/18/2020		$22,400	22,363
Electricite de France S.A.
2.150% due 01/22/2019		2,900	2,904

			122,540

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Infinity SoPRANo
0.000% due 11/05/2019	EUR	336	357

SOVEREIGN ISSUES 2.3%
France Government International Bond
1.250% due 05/25/2036		18,100	17,996
3.250% due 05/25/2045 (i)		127,600	173,676

			191,672

Total France (Cost $324,683)			314,569

GERMANY 0.8%

CORPORATE BONDS & NOTES 0.8%
Deutsche Bank AG
4.250% due 10/14/2021		$34,500	35,391
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		4,600	4,542
Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	20,900	15,225
5.375% due 04/23/2024		15,000	11,487

Total Germany (Cost $69,602)			66,645

GREECE 0.1%

CORPORATE BONDS & NOTES 0.0%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	3,400	3,487

SOVEREIGN ISSUES 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	602,000	5,204
4.500% due 07/03/2017		530,000	4,641

			9,845

Total Greece (Cost $13,163)			13,332

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$16,800	16,885

Total Guernsey, Channel Islands (Cost $16,757)			16,885

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.6%

ASSET-BACKED SECURITIES 0.1%
Castle Park CLO
0.673% due 01/15/2028	EUR	1,300	$1,387
CVC Cordatus Loan Fund Ltd.
0.000% due 01/24/2028 (b)		10,000	10,668

			12,055

CORPORATE BONDS & NOTES 0.1%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$700	719
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		6,800	6,750
2.400% due 09/23/2021		3,100	3,039

			10,508

SOVEREIGN ISSUES 0.4%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	22,200	32,196

Total Ireland (Cost $55,037)			54,759

ITALY 4.3%

CORPORATE BONDS & NOTES 0.4%
Banca Carige SpA
3.875% due 10/24/2018	EUR	25,900	28,911
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$2,600	2,449

			31,360

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Apulia Mortgages Finance SRL
0.484% due 06/20/2058	EUR	1,698	1,817
Berica ABS SRL
0.019% due 12/31/2055		570	607
Casa D’este Finance SRL
0.020% due 09/15/2040		4,103	4,370
Claris Finance SRL
0.137% due 10/31/2060		6,658	7,099
Creso SRL
0.370% due 12/30/2060		3,084	3,296
Deco - Gondola SRL
1.121% due 02/22/2026		1,549	1,655
Giovecca Mortgages SRL
0.271% due 04/23/2048		2,321	2,478
Marche Mutui SRL
0.062% due 02/25/2055		92	99
1.922% due 01/27/2064		3,002	3,212

			24,633

24	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.6%
Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	56,300	$58,816
2.150% due 11/12/2017 (e)		14,872	16,166
2.350% due 09/15/2024 (e)		1,863	2,205
2.450% due 09/01/2033 (i)		69,200	71,315
2.700% due 03/01/2047		32,100	30,701
2.800% due 03/01/2067		21,100	18,935
3.250% due 09/01/2046		28,700	30,732
4.500% due 03/01/2024 (i)		45,000	56,779
Italy Government International Bond
6.000% due 08/04/2028	GBP	9,500	14,729

			300,378

Total Italy (Cost $385,368)			356,371

JAPAN 11.5%

CORPORATE BONDS & NOTES 0.7%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$1,800	1,801
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		11,000	11,104
Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021		5,900	5,746
2.786% due 03/09/2021		38,600	39,863

			58,514

SOVEREIGN ISSUES 10.8%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		23,500	22,668
Japan Bank for International Cooperation
2.000% due 11/04/2021		14,800	14,452
2.250% due 02/24/2020		13,800	13,824
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		31,600	31,116
Japan Government International Bond
0.500% due 09/20/2046	JPY	8,040,000	66,029
1.400% due 09/20/2034		28,360,000	293,443
1.700% due 09/20/2032		40,530,000	436,787
Tokyo Metropolitan Government
2.000% due 05/17/2021		$16,000	15,626

			893,945

Total Japan (Cost $887,234)			952,459

JERSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		$1,300	1,310
3.000% due 04/15/2021		4,600	4,612

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 04/15/2026		$5,800	$5,906

Total Jersey, Channel Islands (Cost $11,683)			11,828

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		$17,200	17,246
3.500% due 03/20/2027		54,200	54,849

Total Kuwait (Cost $70,765)			72,095

LUXEMBOURG 0.0%

ASSET-BACKED SECURITIES 0.0%
Penta CLO S.A.
0.000% due 06/04/2024	EUR	131	140

CORPORATE BONDS & NOTES 0.0%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018		2,600	2,910

Total Luxembourg (Cost $3,039)			3,050

NETHERLANDS 1.4%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	201	214
Chapel BV
0.033% due 07/17/2066		6,905	7,310
0.332% due 11/17/2064		3,196	3,376
Dryden Euro CLO BV
0.692% due 08/23/2026		6,700	7,166
1.250% due 08/23/2026		550	593
Highlander Euro CDO BV
0.000% due 05/01/2023		72	77
Neptuno CLO BV
0.010% due 05/24/2023		622	664
Panther CDO BV
0.082% due 10/15/2084		2,766	2,950

			22,350

CORPORATE BONDS & NOTES 1.1%
Bank Nederlandse Gemeenten NV
4.750% due 03/06/2023	AUD	11,010	9,160
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (f)		$20,081	20,399
E.ON International Finance BV
6.000% due 10/30/2019	GBP	1,400	1,976

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enel Finance International NV
5.125% due 10/07/2019		$1,937	$2,067
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		13,000	13,309
ING Bank NV
2.625% due 12/05/2022		25,000	24,978
ING Groep NV
3.150% due 03/29/2022		3,900	3,914
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	9,800	11,807

			87,610

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
EMF-NL BV
0.673% due 07/17/2041		1,200	1,120

Total Netherlands (Cost $109,864)			111,080

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.4%
DNB Bank ASA
2.375% due 06/02/2021		$8,400	8,307
DNB Boligkreditt A/S
2.500% due 03/28/2022		20,600	20,581
Eksportfinans ASA
5.500% due 06/26/2017		1,000	1,007

			29,895

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	55,000	7,139

Total Norway (Cost $37,986)			37,034

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
2.250% due 04/25/2022	PLN	124,400	30,469
4.000% due 10/25/2023		1,450	386

Total Poland (Cost $31,258)			30,855

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	20,700	6,570
4.750% due 01/15/2018 ^		3,400	1,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novo Banco S.A.
5.000% due 05/21/2019	EUR	4,400	$4,338
5.000% due 05/23/2019		1,080	1,065

Total Portugal (Cost $33,816)			13,052

QATAR 0.2%

CORPORATE BONDS & NOTES 0.1%
Qatari Diar Finance Co.
5.000% due 07/21/2020		$2,600	2,806
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		5,900	6,542

			9,348

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		7,200	7,401

Total Qatar (Cost $16,289)			16,749

SAUDI ARABIA 1.0%

SOVEREIGN ISSUES 1.0%
Saudi Government International Bond
2.375% due 10/26/2021		$77,300	75,996
3.250% due 10/26/2026		6,200	6,036

Total Saudi Arabia (Cost $82,717)			82,032

SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$26,100	27,085
4.750% due 05/10/2018		11,800	12,202
5.250% due 02/18/2024		68,700	77,271
5.500% due 10/26/2022		48,700	54,796
5.850% due 05/10/2023		39,350	45,257

Total Slovenia (Cost $210,943)			216,611

SPAIN 1.1%

CORPORATE BONDS & NOTES 0.1%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (f)	EUR	5,000	4,915
Banco Santander S.A.
6.250% due 09/11/2021 (f)		6,200	6,552

			11,467

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
TDA CAM Fondo de Titulizacion de Activos
0.015% due 09/22/2032		550	584
0.073% due 10/26/2032		2,783	2,949

26	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TDA Mixto Fondo de Titulizacion de Activos
0.021% due 12/27/2030	EUR	969	$1,031

			4,564

SOVEREIGN ISSUES 0.9%
Autonomous Community of Catalonia
4.750% due 06/04/2018		12,000	13,382
4.801% due 07/31/2020		8,000	9,195
4.900% due 09/15/2021		16,200	18,326
4.950% due 02/11/2020 (i)		1,100	1,258
Autonomous Community of Madrid
4.125% due 05/21/2024		17,800	22,623
4.300% due 09/15/2026		2,400	3,107
Junta de Castilla y Leon
6.505% due 03/01/2019		1,250	1,501
Spain Government International Bond
5.250% due 04/06/2029	GBP	900	1,346

			70,738

Total Spain (Cost $91,678)			86,769

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
African Development Bank
5.250% due 03/23/2022	AUD	200	170
Asian Development Bank
0.500% due 03/24/2020		7,300	5,233
Council of Europe Development Bank
6.000% due 10/08/2020		8,300	7,034
European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,068
0.500% due 12/21/2023		500	313
European Investment Bank
0.500% due 06/21/2023		13,600	8,750
0.500% due 08/10/2023		20,700	12,918

Total Supranational (Cost $39,715)			35,486

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.8%
Stadshypotek AB
2.500% due 09/18/2019	SEK	98,000	11,626
2.500% due 04/05/2022 (b)		$21,700	21,683
Svenska Handelsbanken AB
2.302% due 03/30/2021		18,650	19,039
Swedbank AB
2.200% due 03/04/2020		10,100	10,089

Total Sweden (Cost $62,967)			62,437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.5%
Credit Suisse AG
6.500% due 08/08/2023		$13,814	$15,200
UBS AG
4.750% due 05/22/2023		21,000	21,507
5.125% due 05/15/2024		3,200	3,285
7.625% due 08/17/2022		600	695

			40,687

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	7,550	11,566

Total Switzerland (Cost $51,562)			52,253

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%
National Bank of Abu Dhabi PJSC
2.250% due 02/11/2020		$10,000	9,950

Total United Arab Emirates (Cost $9,881)			9,950

UNITED KINGDOM 7.6%

CORPORATE BONDS & NOTES 3.0%
Barclays Bank PLC
7.625% due 11/21/2022		$36,339	39,812
7.750% due 04/10/2023		24,931	26,252
9.000% due 10/11/2023 (f)	GBP	5,123	7,487
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	2,200	2,391
7.000% due 09/15/2019 (f)	GBP	1,700	2,127
8.000% due 12/15/2020 (f)	EUR	1,200	1,390
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	5,150	7,265
Frontier Finance PLC
8.000% due 03/23/2022		17,200	21,505
HSBC Holdings PLC
3.346% due 03/08/2021		$18,500	19,494
5.100% due 04/05/2021		13,100	14,248
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	6,000	9,597
7.625% due 04/22/2025		1,000	1,660
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		15,788	21,617
7.875% due 06/27/2029 (f)		2,300	3,206

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationwide Building Society
10.250% due 06/29/2049 (f)	GBP	12	$2,010
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$600	593
8.000% due 08/10/2025 (f)		1,250	1,244
8.625% due 08/15/2021 (f)		3,800	3,971
Santander UK Group Holdings PLC
2.875% due 10/16/2020		15,000	15,046
3.125% due 01/08/2021		4,000	4,025
7.375% due 06/24/2022 (f)	GBP	1,800	2,365
Tesco PLC
5.000% due 03/24/2023		700	971
6.125% due 02/24/2022		8,399	12,143
Tesco Property Finance PLC
5.411% due 07/13/2044		9,841	12,553
7.623% due 07/13/2039		963	1,491
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		12,800	16,198

			250,661

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Ineos Finance PLC
3.250% due 04/01/2024	EUR	7,300	7,779

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%
Business Mortgage Finance PLC
0.738% due 02/15/2039	GBP	472	584
2.358% due 02/15/2041		7,404	9,074
EuroMASTR PLC
0.544% due 06/15/2040		174	207
Eurosail PLC
0.015% due 12/15/2044	EUR	7,714	7,456
0.035% due 03/13/2045		292	305
0.044% due 12/10/2044		3,834	4,010
0.504% due 03/13/2045	GBP	49	60
0.507% due 06/10/2044		6,714	8,332
0.644% due 06/13/2045		240	301
1.294% due 06/13/2045		1,145	1,370
Gemgarto
3.308% due 05/14/2045		21	26
Great Hall Mortgages PLC
0.017% due 06/18/2038	EUR	27	28
0.433% due 03/18/2039		1,802	1,886
0.482% due 06/18/2039	GBP	42	51
1.282% due 06/18/2039		$1,576	1,523
Landmark Mortgage Securities PLC
0.564% due 06/17/2038	GBP	37	45
Ludgate Funding PLC
0.000% due 01/01/2061	EUR	226	227
Mansard Mortgages PLC
0.994% due 12/15/2049	GBP	10,485	12,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Money Partners Securities PLC
0.724% due 03/15/2040	GBP	643	$784
Newgate Funding PLC
0.108% due 12/01/2050	EUR	5,061	4,672
0.270% due 12/15/2050		9,482	9,994
0.526% due 12/01/2050	GBP	84	100
0.544% due 12/15/2050		4,334	4,605
0.920% due 12/15/2050	EUR	1,969	1,935
1.170% due 12/15/2050		3,229	2,997
1.344% due 12/15/2050	GBP	4,332	5,084
1.594% due 12/15/2050		2,441	2,820
Paragon Mortgages PLC
0.004% due 06/15/2041	EUR	300	305
0.031% due 05/15/2041		309	318
0.718% due 05/15/2041	GBP	31	37
Preferred Residential Securities PLC
1.094% due 12/15/2042		36	39
ResLoC UK PLC
0.504% due 12/15/2043		817	968
0.564% due 12/15/2043		1,406	1,589
RMAC Securities PLC
0.011% due 06/12/2044	EUR	146	140
0.494% due 06/12/2044	GBP	2,562	3,029
0.514% due 06/12/2044		6,934	8,308
1.270% due 06/12/2044		$357	342
Tenterden Funding PLC
1.843% due 03/21/2044	GBP	1,804	2,267
Thrones PLC
1.860% due 07/20/2044		1,989	2,524
Uropa Securities PLC
0.008% due 10/10/2040	EUR	57	60
0.547% due 06/10/2059	GBP	4,867	5,805
0.697% due 06/10/2059		1,125	1,211
0.897% due 06/10/2059		880	957
1.097% due 06/10/2059		937	986

			110,333

SOVEREIGN ISSUES 3.2%
United Kingdom Gilt
1.500% due 07/22/2047		16,000	19,054
3.250% due 01/22/2044 (i)		99,800	164,377
3.500% due 01/22/2045 (i)		3,900	6,748
4.250% due 12/07/2040 (i)		40,600	75,625

			265,804

Total United Kingdom (Cost $647,301)			634,577

UNITED STATES 24.1%

ASSET-BACKED SECURITIES 5.2%
Accredited Mortgage Loan Trust
4.330% due 06/25/2033		$211	205

28	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp. Home Equity Loan Trust
1.372% due 02/25/2036	$18,604	$7,298
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.452% due 10/25/2035	1,630	1,621
Amortizing Residential Collateral Trust
1.562% due 07/25/2032	44	43
Amresco Residential Securities Corp. Mortgage Loan Trust
1.922% due 06/25/2029	221	211
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.802% due 02/25/2034	487	450
Asset-Backed Funding Certificates Trust
1.112% due 01/25/2037	6,712	4,710
Asset-Backed Securities Corp. Home Equity Loan Trust
2.077% due 02/25/2035	9,804	8,287
2.262% due 04/15/2033	1,298	1,271
Bear Stearns Asset-Backed Securities Trust
1.202% due 03/25/2037	10,778	8,266
1.642% due 10/25/2032	21	20
1.782% due 10/27/2032	48	45
1.982% due 10/25/2037	64	62
BNC Mortgage Loan Trust
1.082% due 05/25/2037	262	259
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045	358	254
1.132% due 12/25/2036	7,926	4,222
1.142% due 12/25/2036	4,047	2,500
1.152% due 05/25/2037	6,841	6,737
1.162% due 01/25/2037	8,161	5,373
1.242% due 03/25/2036	10,600	9,052
1.242% due 03/25/2037	3,705	2,890
1.242% due 06/25/2037	3,726	3,212
1.282% due 08/25/2036	16,899	13,212
4.574% due 10/25/2037	2,555	2,509
Countrywide Asset-Backed Certificates
1.068% due 07/25/2036	7,630	7,382
1.112% due 12/25/2036 ^	1,859	1,843
1.122% due 05/25/2035	6,572	5,538
1.122% due 06/25/2035	9,402	7,449
1.122% due 08/25/2037	7,075	5,888
1.142% due 05/25/2036	7,384	5,947
1.152% due 06/25/2047	3,275	3,222
1.182% due 06/25/2047	9,656	7,495
1.222% due 03/25/2036	2,663	2,176
1.322% due 12/25/2036 ^	539	277
1.632% due 01/25/2036	4,900	4,280
1.957% due 06/25/2035	99	99
5.184% due 08/25/2035 ^	2,606	2,257
Countrywide Asset-Backed Certificates Trust
1.582% due 08/25/2035	50	50
1.652% due 10/25/2035	12,200	11,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.557% due 12/25/2034	$10,071	$8,828
4.740% due 10/25/2035	165	169
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032	53	47
Credit-Based Asset Servicing and Securitization LLC
1.042% due 11/25/2036	5	3
First Franklin Mortgage Loan Trust
1.882% due 03/25/2034	1,773	1,677
Fremont Home Loan Trust
1.132% due 10/25/2036	8,893	4,638
1.252% due 02/25/2036	7,522	5,253
GSAA Trust
1.162% due 03/25/2036	11,336	6,829
5.995% due 03/25/2046 ^	1,638	1,165
Home Equity Asset Trust
1.582% due 11/25/2032	2	2
HSI Asset Securitization Corp. Trust
1.242% due 04/25/2037	9,945	5,938
1.392% due 01/25/2036	4,500	3,814
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.152% due 04/25/2037	6,544	4,709
1.222% due 04/25/2037	12,311	7,914
JPMorgan Mortgage Acquisition Trust
1.092% due 08/25/2036	115	69
1.117% due 07/25/2036	5,279	3,797
Long Beach Mortgage Loan Trust
1.242% due 08/25/2045	3,312	2,866
1.542% due 10/25/2034	12	12
1.807% due 06/25/2035	488	486
MASTR Asset-Backed Securities Trust
1.082% due 08/25/2036	8,789	4,261
1.132% due 03/25/2036	1,150	707
1.132% due 10/25/2036	14,861	6,641
1.202% due 10/25/2036	4,422	2,000
1.717% due 10/25/2035	10,803	8,443
Merrill Lynch Mortgage Investors Trust
1.062% due 09/25/2037	40	15
1.102% due 02/25/2037	60	29
1.462% due 05/25/2036	1,064	994
MESA Trust
1.782% due 12/25/2031	134	126
Morgan Stanley ABS Capital, Inc. Trust
1.112% due 10/25/2036	1,301	1,050
1.122% due 05/25/2037	5,269	3,777
1.132% due 11/25/2036	14,974	9,311
1.222% due 06/25/2036	6,595	4,417
Morgan Stanley Home Equity Loan Trust
1.152% due 04/25/2037	15,458	9,820
1.212% due 04/25/2037	11,380	7,288
1.332% due 04/25/2037	1,637	1,065
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^	1,895	910

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.272% due 03/25/2036	$5,923	$5,049
NovaStar Mortgage Funding Trust
1.112% due 03/25/2037	26,774	17,965
OHA Credit Partners Ltd.
1.000% due 10/20/2025	10,000	9,999
Option One Mortgage Loan Trust
1.122% due 02/25/2037	19,625	11,956
1.172% due 01/25/2036	372	366
1.762% due 02/25/2035	7,954	6,584
RAAC Trust
1.482% due 02/25/2037	8,000	6,081
Renaissance Home Equity Loan Trust
1.482% due 12/25/2033	64	60
5.294% due 01/25/2037	14,759	8,265
5.675% due 06/25/2037 ^	16,643	7,996
5.731% due 11/25/2036	28,318	17,187
Residential Asset Mortgage Products Trust
0.998% due 12/25/2035	4,174	3,279
1.282% due 03/25/2036	4,302	4,005
1.542% due 06/25/2032	62	59
Residential Asset Securities Corp. Trust
1.142% due 07/25/2036	342	338
1.482% due 07/25/2032 ^	112	103
1.822% due 09/25/2034	1,225	1,136
Saxon Asset Securities Trust
2.732% due 12/25/2037	7,101	6,441
2.782% due 05/25/2031	1,157	1,032
Securitized Asset-Backed Receivables LLC Trust
1.112% due 05/25/2037 ^	359	282
1.152% due 08/25/2036	779	346
Soundview Home Loan Trust
1.042% due 11/25/2036	44	19
1.252% due 12/25/2036	8,457	6,958
Specialty Underwriting & Residential Finance Trust
1.332% due 09/25/2036	237	237
Structured Asset Securities Corp. Mortgage Loan Trust
1.142% due 03/25/2036	3,333	2,792
1.202% due 12/25/2036	19,167	11,930
1.212% due 05/25/2047	5,200	4,258
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	8,161	8,220
WaMu Asset-Backed Certificates Trust
1.272% due 05/25/2047	7,996	5,522
Wells Fargo Home Equity Asset-Backed Securities Trust
1.212% due 01/25/2037	21,575	17,078

		432,290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.9%
Aetna, Inc.
2.800% due 06/15/2023		$6,000	$5,958
Ally Financial, Inc.
3.250% due 09/29/2017		1,082	1,088
3.600% due 05/21/2018		5,800	5,887
American International Group, Inc.
1.500% due 06/08/2023	EUR	3,500	3,791
3.900% due 04/01/2026		$8,400	8,431
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		6,900	6,957
3.300% due 02/01/2023		6,600	6,725
AT&T, Inc.
5.875% due 10/01/2019		1,600	1,743
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,100	1,260
Bank of America Corp.
6.875% due 04/25/2018		2,125	2,237
Charter Communications Operating LLC
4.464% due 07/23/2022		11,550	12,177
4.908% due 07/23/2025		2,700	2,856
6.384% due 10/23/2035		4,096	4,670
CIT Group, Inc.
5.000% due 05/15/2018		200	202
5.500% due 02/15/2019		1,000	1,054
Citigroup, Inc.
2.032% due 06/07/2019		12,400	12,519
2.050% due 06/07/2019		5,000	4,998
Ford Motor Credit Co. LLC
1.864% due 08/12/2019		4,800	4,829
1.897% due 08/12/2019		4,000	3,964
1.949% due 01/09/2018		2,600	2,610
2.009% due 01/09/2020		9,200	9,302
2.681% due 01/09/2020		3,800	3,827
3.157% due 08/04/2020		4,023	4,091
3.200% due 01/15/2021		700	708
5.875% due 08/02/2021		2,756	3,068
JPMorgan Chase & Co.
2.550% due 10/29/2020		33,500	33,661
2.550% due 03/01/2021		2,200	2,202
Kinder Morgan, Inc.
5.000% due 02/15/2021		1,600	1,710
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		7,000	471
Lifestorage, LP
3.500% due 07/01/2026		4,400	4,218
Metropolitan Life Global Funding
2.000% due 04/14/2020		9,000	8,949
Morgan Stanley
1.842% due 02/14/2020		20,500	20,550

30	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Life Global Funding
2.900% due 01/17/2024		$24,800	$24,885
Oracle Corp.
1.900% due 09/15/2021		4,700	4,623
2.400% due 09/15/2023		14,400	14,005
Plains All American Pipeline LP
2.600% due 12/15/2019		700	700
Pricoa Global Funding
2.200% due 06/03/2021		11,900	11,737
SLM Student Loan Trust
0.894% due 03/15/2038	GBP	3,923	4,663
Southern Co.
2.350% due 07/01/2021		$10,300	10,122
2.750% due 06/15/2020		1,100	1,110
Springleaf Finance Corp.
6.900% due 12/15/2017		2,400	2,471
8.250% due 12/15/2020		3,200	3,504
Verizon Communications, Inc.
4.125% due 03/16/2027		16,400	16,715
Waste Management, Inc.
4.750% due 06/30/2020		1,400	1,511
Wells Fargo & Co.
2.153% due 01/24/2023		19,200	19,428
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		18,556	18,643

			320,830

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Charter Communications Operating LLC
2.990% due 01/15/2022		3,267	3,280
3.232% due 01/15/2024		10,395	10,459
Hilton Worldwide Finance LLC
2.982% due 10/25/2023		363	366

			14,105

MUNICIPAL BONDS & NOTES 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041		100	144
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036		900	1,039
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		810	810
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		1,000	1,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	$600	$652
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	2,400	3,147

		7,137

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%
Adjustable Rate Mortgage Trust
3.362% due 09/25/2035	268	224
Ally Financial, Inc.
2.500% due 12/15/2017 (g)	6,000	5,984
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	399	308
Banc of America Alternative Loan Trust
6.000% due 09/25/2034	5,710	5,329
6.500% due 04/25/2036 ^	4,961	4,058
Banc of America Funding Trust
3.080% due 02/20/2036	2,548	2,525
3.395% due 11/20/2034	617	589
3.500% due 01/20/2047 ^	232	203
3.551% due 10/20/2046 ^	69	51
3.673% due 03/20/2036	201	187
5.500% due 01/25/2036	168	173
6.000% due 03/25/2037 ^	437	387
Banc of America Mortgage Trust
3.226% due 09/25/2035 ^	59	57
3.240% due 06/25/2035	466	439
3.389% due 04/25/2035	387	359
BCAP LLC Trust
1.354% due 01/26/2047	762	682
3.222% due 02/26/2036	214	214
5.250% due 02/26/2036	1,012	851
5.250% due 04/26/2037	2,511	2,464
5.250% due 08/26/2037	950	981
Bear Stearns Adjustable Rate Mortgage Trust
3.081% due 05/25/2034	172	162
3.113% due 10/25/2035	13	14
3.204% due 10/25/2033	153	154
3.242% due 07/25/2034	280	275
3.352% due 01/25/2035	563	556
3.389% due 05/25/2034	265	257
3.510% due 02/25/2034	33	33
3.549% due 11/25/2034	7	7
Bear Stearns ALT-A Trust
3.140% due 08/25/2036 ^	1,001	705
3.155% due 08/25/2036 ^	277	209
3.236% due 11/25/2035 ^	106	87
3.239% due 01/25/2036 ^	333	290
3.272% due 09/25/2035	4,766	4,112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.404% due 11/25/2036 ^	$508	$462
3.527% due 08/25/2036 ^	1,869	1,383
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046	72	62
Chase Mortgage Finance Trust
3.275% due 02/25/2037	632	637
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.212% due 05/25/2036	1,495	1,338
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	132	126
Citigroup Mortgage Loan Trust, Inc.
2.718% due 03/25/2037 ^	1,028	835
3.040% due 05/25/2035	121	119
3.058% due 07/25/2046 ^	1,272	1,088
3.067% due 08/25/2035	70	69
3.365% due 09/25/2037 ^	1,318	1,135
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.022% due 09/25/2035 ^	3,879	3,410
Commercial Mortgage Trust
0.585% due 03/10/2046 (a)	13,000	394
1.591% due 07/10/2046 (a)	11,624	113
1.673% due 01/10/2046 (a)	9,238	490
1.963% due 07/10/2046 (a)	7,288	378
Countrywide Alternative Loan Trust
1.122% due 04/25/2047	1,307	1,128
1.152% due 01/25/2037 ^	334	311
1.168% due 09/20/2046	7,427	5,513
1.172% due 09/25/2046 ^	1,034	806
1.188% due 03/20/2046	102	85
1.188% due 05/20/2046 ^	822	619
1.188% due 07/20/2046 ^	772	428
1.192% due 07/25/2046 ^	66	52
1.262% due 02/25/2037	406	335
1.332% due 05/25/2037 ^	686	366
1.382% due 09/25/2035 ^	351	278
1.432% due 09/25/2035 ^	1,923	1,363
1.888% due 11/25/2047 ^	5,433	4,200
2.018% due 11/25/2047 ^	12,625	9,857
2.038% due 08/25/2035	489	427
2.052% due 11/25/2035	378	323
2.592% due 11/25/2035	366	321
3.530% due 02/25/2037 ^	256	233
5.000% due 11/25/2035	8,575	7,134
5.250% due 06/25/2035 ^	220	207
6.250% due 08/25/2037 ^	570	499
6.500% due 08/25/2032	60	60
Countrywide Home Loan Mortgage Pass-Through Trust
1.522% due 03/25/2035	822	759
1.562% due 04/25/2035	22	20
1.622% due 03/25/2035	693	557
1.642% due 02/25/2035	15	13
2.942% due 05/20/2036	624	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.015% due 09/20/2036 ^	$215	$172
3.097% due 11/25/2034	948	932
3.122% due 08/25/2034 ^	296	256
3.155% due 08/25/2034 ^	73	63
3.170% due 02/20/2036 ^	996	854
3.196% due 03/25/2037 ^	384	274
3.204% due 04/20/2036	11,543	9,938
3.218% due 11/19/2033	16	16
3.363% due 02/25/2047 ^	398	342
Credit Suisse First Boston Mortgage Securities Corp.
2.132% due 03/25/2034 ^	136	133
2.809% due 07/25/2033	19	18
2.975% due 08/25/2033	71	71
DBUBS Mortgage Trust
0.301% due 11/10/2046 (a)	16,942	184
0.746% due 11/10/2046 (a)	13,273	271
Deutsche ALT-A Securities, Inc.
1.122% due 07/25/2047	731	648
1.172% due 08/25/2047	13,258	9,770
1.732% due 10/25/2047	4,580	3,766
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035	149	149
Downey Savings & Loan Association Mortgage Loan Trust
1.298% due 07/19/2045 ^	34	5
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035	216	188
3.066% due 10/25/2035	189	185
First Republic Mortgage Loan Trust
1.262% due 11/15/2031	54	52
GMAC Mortgage Corp. Loan Trust
3.660% due 06/25/2034	40	40
GreenPoint Mortgage Funding Trust
1.162% due 01/25/2037	717	613
1.192% due 04/25/2036	663	566
1.252% due 11/25/2045	148	129
Greenpoint Mortgage Pass-Through Certificates
3.674% due 10/25/2033	34	33
GS Mortgage Securities Corp.
1.590% due 02/10/2046 (a)	13,448	943
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)	24,288	1,829
GSR Mortgage Loan Trust
2.560% due 03/25/2033	132	131
3.087% due 09/25/2035	530	548
3.144% due 11/25/2035	711	703
3.324% due 05/25/2035	209	194
3.489% due 01/25/2035	518	497
3.599% due 04/25/2035	46	46
HarborView Mortgage Loan Trust
0.971% due 09/19/2037	1,232	1,102
1.158% due 07/19/2046 ^	1,722	996

32	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.218% due 03/19/2036	$195	$148
3.105% due 05/19/2033	228	224
3.163% due 07/19/2035	184	164
HomeBanc Mortgage Trust
2.883% due 04/25/2037 ^	312	278
2.890% due 04/25/2037 ^	1,378	1,103
Impac CMB Trust
1.702% due 10/25/2034	1,092	954
1.762% due 10/25/2034	504	486
1.982% due 07/25/2033	39	38
IndyMac Mortgage Loan Trust
1.018% due 06/25/2037	1,043	945
1.162% due 07/25/2047	4,240	2,834
1.172% due 09/25/2046	3,952	3,419
1.232% due 02/25/2037	1,100	735
1.282% due 11/25/2035 ^	273	160
1.282% due 06/25/2037 ^	493	252
2.982% due 03/25/2036	7,825	6,102
3.024% due 12/25/2034	117	111
3.112% due 08/25/2036	707	677
3.593% due 11/25/2035 ^	875	824
JPMBB Commercial Mortgage Securities Trust
1.186% due 04/15/2047 (a)	57,234	1,955
JPMorgan Alternative Loan Trust
1.222% due 10/25/2036	26,216	22,475
1.252% due 03/25/2036 ^	57	94
3.243% due 12/25/2035 ^	10,741	9,455
5.500% due 11/25/2036 ^	6	4
JPMorgan Chase Commercial Mortgage Securities Trust
1.217% due 12/15/2047 (a)	78,749	3,811
4.070% due 11/15/2043	300	315
JPMorgan Mortgage Trust
2.822% due 11/25/2033	113	109
3.193% due 10/25/2035	28	27
3.257% due 09/25/2035	412	378
3.286% due 07/25/2035	220	218
3.348% due 02/25/2036 ^	752	670
Luminent Mortgage Trust
0.948% due 12/25/2036	2,505	2,161
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046	2,293	1,673
1.282% due 05/25/2047 ^	1,205	828
MASTR Alternative Loan Trust
1.382% due 03/25/2036	417	89
6.000% due 03/25/2036 ^	2,424	2,274
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.392% due 06/15/2030	40	38
2.610% due 10/20/2029	19	19
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	866	830
1.232% due 11/25/2035	1,525	1,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.840% due 06/25/2035	$426	$418
2.991% due 02/25/2033	140	135
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.861% due 08/12/2049	491	493
Morgan Stanley Bank of America Merrill Lynch Trust
1.302% due 05/15/2046 (a)	63,029	3,011
1.497% due 02/15/2046 (a)	54,432	3,308
1.573% due 08/15/2045 (a)	37,324	2,124
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.742% due 08/25/2034	46	45
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.262% due 12/25/2035	1,948	1,793
Residential Accredit Loans, Inc. Trust
1.132% due 02/25/2047	2,157	1,295
1.162% due 07/25/2036	20,819	13,677
1.182% due 12/25/2046 ^	876	708
1.192% due 04/25/2046	59	30
1.252% due 05/25/2046 ^	408	316
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^	138	64
1.432% due 12/25/2036 ^	419	120
5.750% due 02/25/2036	8,335	8,038
6.250% due 10/25/2036 ^	282	252
6.500% due 08/25/2036 ^	675	426
Residential Funding Mortgage Securities, Inc. Trust
3.504% due 09/25/2035 ^	316	250
6.500% due 03/25/2032	49	50
Royal Bank of Scotland Capital Funding Trust
6.101% due 12/16/2049	1,887	1,889
Sequoia Mortgage Trust
3.040% due 04/20/2035	176	183
3.157% due 09/20/2046 ^	5,601	4,422
Structured Adjustable Rate Mortgage Loan Trust
3.093% due 09/25/2036 ^	1,145	847
3.107% due 05/25/2036 ^	644	594
3.238% due 02/25/2036 ^	1,924	1,822
3.255% due 08/25/2035	603	582
3.309% due 04/25/2034	228	227
3.310% due 09/25/2034	57	58
3.379% due 02/25/2034	191	190
Structured Asset Mortgage Investments Trust
1.172% due 06/25/2036	117	98
1.192% due 05/25/2036	713	548
1.202% due 05/25/2036	4,329	3,724
1.202% due 09/25/2047	4,955	4,178
1.242% due 05/25/2046 ^	69	39
1.282% due 08/25/2036 ^	1,510	939
1.292% due 12/25/2035 ^	12	10
1.558% due 07/19/2034	11	11
2.138% due 08/25/2047 ^	1,945	1,750

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035	$581	$565
Thornburg Mortgage Securities Trust
1.112% due 06/25/2037	13,323	12,791
2.232% due 06/25/2037 ^	2,049	1,878
2.687% due 10/25/2043	87	85
2.994% due 06/25/2047 ^	2,777	2,502
3.104% due 03/25/2037	1,088	952
5.750% due 06/25/2037	3,956	3,797
5.750% due 06/25/2047	86	77
5.913% due 09/25/2037	86	87
UBS-Barclays Commercial Mortgage Trust
1.748% due 12/10/2045 (a)	59,380	4,179
UBS-Citigroup Commercial Mortgage Trust
2.263% due 01/10/2045 (a)	15,091	1,259
WaMu Mortgage Pass-Through Certificates Trust
1.262% due 11/25/2045	4,971	4,429
1.292% due 01/25/2045	419	405
1.424% due 12/25/2046	193	183
1.618% due 06/25/2046	1,114	1,060
1.638% due 02/25/2046	2,648	2,562
1.722% due 11/25/2034	949	906
1.866% due 02/27/2034	265	261
2.116% due 10/25/2046	1,485	1,389
2.764% due 10/25/2035	565	557
2.840% due 06/25/2033	72	73
2.877% due 04/25/2035	576	572
2.879% due 12/25/2035	512	495
2.905% due 08/25/2046 ^	2,218	2,131
2.929% due 02/25/2037 ^	8,615	7,845
Washington Mutual Mortgage Pass-Through Certificates Trust
1.172% due 07/25/2046	5,194	3,802
1.232% due 07/25/2046 ^	36	15
1.408% due 04/25/2047	13,019	9,289
1.408% due 04/25/2047 ^	152	10
1.478% due 05/25/2047 ^	133	27
1.578% due 07/25/2046 ^	560	376
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	343	292
3.000% due 12/25/2033	4	4
3.034% due 03/25/2036	34	35
3.045% due 10/25/2036	62	59
3.078% due 10/25/2035	600	604
3.079% due 10/25/2035	230	230
3.113% due 06/25/2035	299	308
3.144% due 04/25/2036	63	63
3.153% due 03/25/2035	3,322	3,332
3.337% due 04/25/2036 ^	30	2
Wells Fargo-RBS Commercial Mortgage Trust
0.321% due 03/15/2048 (a)	40,000	786
1.355% due 03/15/2045 (a)	63,234	3,066
1.376% due 03/15/2048 (a)	107,958	5,763

		324,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
1.102% due 03/25/2034	$56	$55
1.382% due 06/25/2036	771	771
1.412% due 11/25/2040	2,112	2,114
1.432% due 11/25/2040 - 01/25/2044	9,230	9,262
1.482% due 10/25/2040 - 12/25/2040	5,579	5,599
1.782% due 12/25/2039	956	970
1.814% due 06/01/2043	65	66
2.289% due 01/25/2022 (a)	23,043	1,544
2.500% due 04/01/2045	928	885
2.665% due 11/01/2022	8	8
2.678% due 06/01/2035	227	237
2.707% due 08/01/2023	35	37
2.825% due 01/01/2023	27	27
2.887% due 12/01/2034	238	249
2.919% due 08/01/2036	159	168
2.928% due 04/01/2032	28	29
2.942% due 11/01/2034	1,264	1,342
3.061% due 12/01/2030	11	11
3.500% due 11/01/2020 - 04/01/2027	5,587	5,828
4.295% due 06/01/2021	1,989	2,130
6.000% due 04/25/2043 - 07/25/2044	1,088	1,244
Fannie Mae, TBA
3.000% due 04/01/2047 - 05/01/2047	163,300	161,715
3.500% due 04/01/2032 - 06/01/2047	231,100	236,059
4.000% due 05/01/2047	1,100	1,152
Freddie Mac
0.874% due 09/25/2022 (a)	23,836	924
1.027% due 11/25/2022 (a)	33,244	1,564
1.130% due 01/15/2038	13,946	13,896
1.285% due 08/25/2019 (a)	37,976	1,042
1.357% due 11/25/2019 (a)	33,266	1,056
1.392% due 10/15/2040	3,144	3,147
1.512% due 12/15/2037	832	834
1.537% due 10/25/2021 (a)	28,664	1,650
1.618% due 06/25/2020 (a)	35,424	1,324
1.788% due 01/15/2038 (a)	13,946	805
1.796% due 02/25/2045	165	169
1.814% due 10/25/2044	2,211	2,234
2.654% due 06/01/2022	55	56
3.021% due 09/01/2035	80	85
6.000% due 12/01/2033	692	763
6.500% due 11/15/2023	24	26
Freddie Mac, TBA
3.500% due 05/01/2047	9,000	9,187
Ginnie Mae
2.125% due 05/20/2022 - 05/20/2030	475	490

34	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 11/20/2021 - 11/20/2030		$73	$75
6.000% due 08/20/2034		8,607	9,718
NCUA Guaranteed Notes
1.324% due 11/05/2020		31,359	31,416
1.337% due 12/08/2020		15,469	15,549
Small Business Administration
5.110% due 04/01/2025		35	38

			527,550

U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Bonds
5.250% due 02/15/2029 (i)(k)(m)		8,600	11,028
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (k)(m)		6,867	6,924
0.125% due 07/15/2022 (i)(k)(m)		114,587	115,550
0.125% due 01/15/2023 (i)(k)(m)		115,633	115,658
0.250% due 01/15/2025 (k)(m)		45,681	45,325
0.625% due 01/15/2026 (k)(m)		2,351	2,395
0.750% due 02/15/2045 (m)		980	934
2.000% due 01/15/2026 (k)(m)		14,072	15,982
2.375% due 01/15/2025 (k)		1,288	1,487
2.375% due 01/15/2027 (k)		5,058	5,985
2.500% due 01/15/2029 (k)		5,995	7,340
U.S. Treasury STRIPS
0.000% due 11/15/2023 (d)(k)		11,000	9,463
0.000% due 05/15/2026 (d)(i)(k)		28,100	22,352

			360,423

Total United States (Cost $1,956,267)			1,986,468

SHORT-TERM INSTRUMENTS 29.7%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
1.906% due 09/08/2017		$19,600	19,645

REPURCHASE AGREEMENTS (h) 0.5%
			43,381

CZECH REPUBLIC TREASURY BILLS 0.5%
(1.198)% due 06/30/2017 - 09/29/2017 (c)(d)	CZK	983,000	38,959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 27.1%
(0.318)% due 04/17/2017 - 06/26/2017 (c)(d)	JPY	249,560,000	$2,242,171

MEXICO TREASURY BILLS 0.9%
7.017% due 11/30/2017 - 03/01/2018 (c)(d)	MXN	1,447,700	72,939

U.S. TREASURY BILLS 0.5%
0.723% due 04/20/2017 - 04/27/2017 (c)(d)(k)(m)		$41,838	41,821

Total Short-Term Instruments (Cost $2,404,938)			2,458,916

Total Investments in Securities (Cost $9,357,396)			9,403,206

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		26,678	$264

Total Short-Term Instruments (Cost $264)			264

Total Investments in Affiliates (Cost $264)			264

Total Investments 113.6% (Cost $9,357,660)			$9,403,470

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $(21,288))			4,959

Other Assets and Liabilities, net (13.7)%			(1,133,022)

Net Assets 100.0%			$8,275,407

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$5,977	$5,984	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$43,381	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(44,251)	$43,381	$43,381

Total Repurchase Agreements						$(44,251)	$43,381	$43,381

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOS	1.100%	03/28/2017	04/04/2017		$	(9,181)	$(9,182)
	1.100	03/29/2017	04/05/2017			(22,509)	(22,513)
BPS	(0.300)	02/02/2017	05/03/2017		EUR	(13,954)	(14,879)
DBL	(2.000)	06/24/2016	TBD	(4)		(1,147)	(1,204)
GRE	1.050	03/23/2017	04/24/2017		$	(6,694)	(6,696)
	1.080	03/23/2017	04/06/2017			(41,225)	(41,239)
	1.080	03/24/2017	04/07/2017			(23,375)	(23,382)
IND	(0.600)	03/29/2017	04/24/2017		EUR	(26,341)	(28,099)
	0.350	01/17/2017	04/20/2017		GBP	(28,036)	(35,151)
SCX	(0.480)	01/24/2017	04/25/2017		EUR	(20,062)	(21,382)
	0.380	01/17/2017	04/20/2017		GBP	(140,386)	(176,028)
	0.810	01/20/2017	04/20/2017		$	(18,884)	(18,915)
	1.060	03/27/2017	05/26/2017			(9,456)	(9,458)
UBS	(0.320)	02/14/2017	05/03/2017		EUR	(93,712)	(99,929)

Total Reverse Repurchase Agreements							$(508,057)

36	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions(5)
TDM	0.920%	03/28/2017	04/07/2017	CAD	(13,666)	$(10,213)
	0.920	03/29/2017	04/07/2017		(34,107)	(25,491)

Total Sale-Buyback Transactions						$(35,704)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	05/01/2047	$3,500	$(3,730)	$(3,748)

Total Short Sales				$(3,730)	$(3,748)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $549,548 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOS	$0	$(31,695)	$0	$(31,695)	$31,709	$14
BPS	0	(14,879)	0	(14,879)	13,177	(1,702)
DBL	0	(1,204)	0	(1,204)	1,259	55
GRE	0	(71,317)	0	(71,317)	71,439	122
IND	0	(63,250)	0	(63,250)	62,458	(792)
SCX	0	(225,783)	0	(225,783)	224,333	(1,450)
SSB	43,381	0	0	43,381	(44,251)	(870)
UBS	0	(99,929)	0	(99,929)	99,469	(460)

Master Securities Forward Transaction Agreement
BPS	0	0	0	0	268	268
TDM	0	0	(35,704)	(35,704)	35,506	(198)

Total Borrowings and Other Financing Transactions	$43,381	$(508,057)	$(35,704)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(260,660)	$(114,808)	$(1,204)	$(376,672)
U.S. Treasury Obligations	0	(121,927)	(9,458)	0	(131,385)

Total	$0	$(382,587)	$(124,266)	$(1,204)	$(508,057)

Sale-Buyback Transactions
Sovereign Issues	0	(35,704)	0	0	(35,704)

Total	$0	$(35,704)	$0	$0	$(35,704)

Total Borrowings	$0	$(418,291)	$(124,266)	$(1,204)	$(543,761)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(543,761)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(762,891) at a weighted average interest rate of 0.292%.
(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(4) of deferred price drop.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June Futures	$110.250	05/26/2017	4,000	$34	$4

Total Purchased Options				$34	$4

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2018	1,583	$505	$79	$0
90-Day Eurodollar March Futures	Short	03/2019	1,583	(838)	0	(119)
90-Day Eurodollar September Futures	Long	09/2017	5,735	(544)	0	(143)
90-Day Eurodollar September Futures	Short	09/2018	5,735	(39)	0	(430)
Australia Government 3-Year Note June Futures	Long	06/2017	876	391	42	(21)
Australia Government 10-Year Bond June Futures	Long	06/2017	453	804	122	(18)
Call Options Strike @ EUR 148.500 on Euro-Oat June Futures	Short	05/2017	34	(6)	3	(6)

38	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2017	296	$118	$0	$0
Canada Government 10-Year Bond June Futures	Long	06/2017	600	551	0	(221)
Euro-BTP Italy Government Bond June Futures	Long	06/2017	156	31	10	(25)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	317	(202)	98	(7)
Euro-Buxl 30-Year Bond June Futures	Long	06/2017	541	1,083	196	(104)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	14	6	6	0
Euro-Schatz June Futures	Long	06/2017	8,028	(790)	300	0
Japan Government 10-Year Bond June Futures	Long	06/2017	429	750	0	(655)
U.S. Treasury 2-Year Note June Futures	Short	06/2017	8,245	(456)	0	(644)
U.S. Treasury 5-Year Note June Futures	Long	06/2017	1,909	310	313	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	9,746	3,314	2,115	(1)
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	698	236	0	(218)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	554	428	173	0
United Kingdom Long Gilt June Futures	Long	06/2017	1,300	3,472	635	(98)

Total Futures Contracts				$9,124	$4,092	$(2,710)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Ally Financial, Inc.	5.000%	06/20/2018	0.500%	$	1,600	$(91)	$3	$0	$0
Altria Group, Inc.	1.000	12/20/2020	0.200		19,700	(581)	(5)	6	0
BASF SE	1.000	12/20/2020	0.259	EUR	4,800	(145)	(5)	1	0
BAT International Finance PLC	1.000	12/20/2020	0.422		12,500	(294)	(27)	5	0
Bayer AG	1.000	12/20/2020	0.326		7,400	(203)	(32)	2	0
Fortum OYJ	1.000	12/20/2020	0.516		1,000	(20)	(2)	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.258		11,700	(353)	25	2	0
Pfizer, Inc.	1.000	12/20/2020	0.218	$	14,300	(412)	10	0	(1)
Reynolds American, Inc.	1.000	12/20/2020	0.239		16,500	(463)	13	5	0
Shell International Finance BV	1.000	12/20/2026	1.122	EUR	4,900	(56)	89	2	0
Telia Co. AB	1.000	12/20/2020	0.429		5,100	(118)	7	2	0
Tesco PLC	1.000	06/20/2021	1.525		10,700	(243)	216	0	0
Tesco PLC	1.000	12/20/2021	1.743		12,350	(443)	108	0	(14)
Tesco PLC	1.000	06/20/2022	1.916		27,775	(1,347)	7	0	(4)
United Utilities PLC	1.000	12/20/2020	0.569		4,900	(86)	(8)	2	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.194	$	8,600	(255)	(17)	0	(1)

						$(5,110)	$382	$27	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$	77,700	$1,469	$176	$30	$0
CDX.IG-28 5-Year Index	1.000	06/20/2022		271,000	4,592	374	107	0
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	1,097,000	(18,847)	(5,472)	0	(634)
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		391,400	(5,803)	(301)	0	(236)

					$(18,589)	$(5,223)	$137	$(870)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate				Notional Amount			Unrealized Appreciation/ (Depreciation)	Variation Margin
	Floating Rate Index	Fixed Rate	Maturity Date			Market Value		Asset	Liability
Pay	1-Year BRL-CDI	10.100%	01/02/2019	BRL	4,422,200	$(8,727)	$915	$196	$0
Pay	1-Year BRL-CDI	10.300	01/02/2025		1,562,600	7,234	1,110	0	(251)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	39,600	6	175	1	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	14,100	27	7	3	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		11,500	23	6	3	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		11,900	25	6	3	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		13,600	29	7	3	0
Pay(5)	3-Month USD-LIBOR	1.000	05/15/2018		$759,400	(3,350)	(325)	47	0
Pay(5)	3-Month USD-LIBOR	1.750	06/18/2018		3,103,000	2,030	1,778	224	0
Receive(5)	3-Month USD-LIBOR	1.250	05/15/2019		759,400	4,890	169	0	(228)
Receive(5)	3-Month USD-LIBOR	2.250	06/18/2019		3,103,000	(3,097)	(2,884)	0	(445)
Receive(5)	3-Month USD-LIBOR	1.250	06/21/2022		366,800	15,434	(120)	0	(351)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		33,500	146	1,528	0	(36)
Receive	3-Month USD-LIBOR	2.300	01/13/2023		121,900	(1,401)	6,058	0	(140)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		289,900	1,220	11,853	0	(273)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		637,200	15,387	7,695	0	(627)
Pay(5)	3-Month USD-LIBOR	2.793	11/12/2024		96,400	904	904	96	0
Pay(5)	3-Month USD-LIBOR	2.798	11/12/2024		361,700	3,475	3,475	360	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		1,124,370	32,418	52,369	410	(1,310)
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		95,600	(8,263)	1,514	162	0
Pay	3-Month USD-LIBOR	2.500	12/16/2035		1,700	27	162	0	(3)
Receive(5)	3-Month USD-LIBOR	2.098	07/01/2041		96,400	2,173	1,502	0	(19)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		66,100	5,986	10,002	0	(108)
Receive(5)	3-Month USD-LIBOR	1.750	06/21/2047		35,000	7,285	198	0	(57)
Receive(5)	3-Month USD-LIBOR	2.953	11/12/2049		17,000	(477)	(477)	0	(20)
Receive(5)	3-Month USD-LIBOR	2.955	11/12/2049		62,500	(1,785)	(1,785)	0	(74)
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	300,000	559	42	0	(109)
Pay(5)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	1,415,300	(3,022)	(1,053)	1,283	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		117,900	4,577	318	174	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		409,950	5,700	1,889	128	(126)
Pay(5)	6-Month EUR-EURIBOR	1.000	09/20/2027		136,900	1,903	(128)	126	0
Pay	6-Month EUR-EURIBOR	0.750	03/15/2032		600	(36)	4	0	0
Receive(5)	6-Month EUR-EURIBOR	1.500	03/21/2048		213,000	(2,493)	(1,082)	313	0
Pay(5)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	1,052,800	1,505	(522)	862	0
Receive(5)	6-Month GBP-LIBOR	1.000	09/20/2022		6,000	31	10	20	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027		300,250	(9,500)	(2,968)	0	(1,605)
Receive(5)	6-Month GBP-LIBOR	1.750	03/21/2048		25,500	2,126	712	326	(30)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	98,320,000	978	(810)	0	(8)
Pay	6-Month JPY-LIBOR	0.500	12/20/2021		9,090,000	1,663	(23)	0	(24)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		6,690,000	371	(220)	0	(66)
Receive	6-Month JPY-LIBOR	1.500	06/19/2033		2,120,000	2,964	(659)	0	(33)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		4,520,000	4,586	(1,635)	0	(83)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		1,130,000	(1,844)	750	38	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	497,400	(403)	126	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		1,042,200	(985)	(533)	0	(3)
Pay	28-Day MXN-TIIE	5.010	10/10/2019		657,800	(1,784)	(1,671)	18	0
Pay	28-Day MXN-TIIE	7.278	03/22/2022		248,600	45	45	29	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		515,600	140	140	60	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		161,400	(718)	(30)	18	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		339,800	(1,632)	298	69	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		482,300	(32)	525	123	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		790,200	1,024	1,168	192	0
Pay	28-Day MXN-TIIE	7.733	02/25/2027		429,400	542	542	104	0

						$77,884	$91,077	$5,391	$(6,029)

Total Swap Agreements						$54,185	$86,236	$5,555	$(6,919)

40	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(k)	Securities with an aggregate market value of $163,778 and cash of $14,422 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 4	$4,092	$5,555	$9,651	$0	$(2,710)	$(6,919)	$(9,629)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	AUD	129,386	$	99,281	$430	$0
	04/2017	$	4,363	EUR	4,043	0	(50)
	05/2017	AUD	52,575	$	40,227	79	0
BOA	04/2017	DKK	645,901		98,042	5,421	0
	04/2017	EUR	723,556		767,100	0	(4,790)
	04/2017	$	37,207	AUD	48,529	0	(131)
	04/2017		2,878	CAD	3,845	14	0
	04/2017		42,870	DKK	298,051	0	(130)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	$	736,035	EUR	685,632	$0	$(4,603)
	04/2017		7,242	JPY	818,500	111	0
	04/2017		188	MXN	3,542	1	0
	05/2017	AUD	48,529	$	37,189	131	0
	05/2017	EUR	675,207		725,737	4,520	0
	05/2017	NOK	59,560		6,944	5	0
	05/2017	$	326	RUB	19,517	17	0
	06/2017	JPY	23,350,000	$	205,585	0	(4,626)
	06/2017	SGD	206,763		147,202	0	(697)
	07/2017	BRL	164,400		56,649	5,216	0
	07/2017	DKK	147,480		22,228	983	0
	01/2018		248,335		36,334	180	0
	04/2018		455,299		66,921	242	0
BPS	04/2017	AUD	993		747	0	(12)
	04/2017	BRL	456,971		146,467	498	0
	04/2017	GBP	217,000		273,237	1,308	0
	04/2017	MXN	51,757		2,616	0	(143)
	04/2017	$	144,228	BRL	456,971	1,741	0
	04/2017		99,598	DKK	683,699	0	(1,557)
	04/2017		6,296	EUR	5,933	33	0
	04/2017		2,319	JPY	261,300	28	0
	04/2017		13,169	MXN	269,516	1,197	0
	05/2017	SEK	112,210	$	12,578	39	0
	05/2017	$	145,629	BRL	456,971	0	(621)
	05/2017		122	ZAR	1,541	0	(7)
	07/2017	BRL	90,500	$	31,078	2,765	0
	07/2017	DKK	119,055		18,312	1,162	0
	01/2018		67,347		9,932	127	0
	03/2018	MXN	1,121,100		53,611	0	(3,410)
	04/2018	DKK	742,326		110,287	1,572	0
BRC	05/2017	PLN	122,999		31,439	433	0
	05/2017	$	63,436	RUB	3,809,199	3,462	0
	09/2017	CZK	160,000	EUR	5,948	0	(30)
CBK	04/2017	CAD	775	$	573	0	(9)
	04/2017	JPY	26,730,000		234,173	0	(6,031)
	04/2017	$	1,769	AUD	2,301	0	(11)
	04/2017		312,393	CAD	415,858	322	0
	04/2017		101,888	CHF	102,283	227	0
	04/2017		49,199	EUR	46,103	41	(57)
	04/2017		643,598	JPY	71,323,500	0	(2,948)
	04/2017		4,000	MXN	78,636	192	0
	05/2017	CAD	415,858	$	312,532	0	(313)
	05/2017	CNY	7,803		1,126	0	(3)
	05/2017	JPY	97,763,500		878,928	3,024	(3,115)
	05/2017	$	1,126	CNH	7,783	3	0
	05/2017		124	ZAR	1,598	0	(6)
	06/2017	JPY	34,000,000	$	298,798	0	(7,354)
	06/2017	SGD	5,863		4,150	0	(44)
	07/2017	CZK	35,000		1,409	9	0
	10/2017	DKK	50,065		7,658	410	0
	10/2017	$	28,948	DKK	198,708	0	(182)
DUB	04/2017	BRL	127,081	$	40,109	0	(484)
	04/2017	RUB	1,205,105		20,162	0	(1,167)
	04/2017	$	40,672	BRL	127,081	0	(79)
	05/2017	PLN	2,894	$	721	0	(9)
	07/2017	$	2,640	BRL	9,530	343	0
FBF	04/2017		550	CAD	734	2	0

42	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2017	CAD	7,484	$	5,620	$0	$(7)
	04/2017	EUR	175,425		189,713	2,932	(415)
	04/2017	GBP	40,506		50,260	0	(490)
	04/2017	JPY	70,323,050		627,347	0	(4,316)
	04/2017	SEK	466,549		51,771	0	(295)
	04/2017	$	195,265	DKK	1,349,150	0	(1,800)
	04/2017		128,833	EUR	121,493	776	0
	04/2017		230,370	JPY	26,316,100	6,166	0
	04/2017		39,656	SEK	357,120	198	0
	05/2017		1,158	ZAR	15,801	22	(8)
	05/2017	ZAR	6,896	$	534	22	0
	06/2017	CZK	156,000		6,273	44	0
	07/2017	DKK	1,120,991		163,307	1,823	0
	07/2017	$	4,195	BRL	15,140	541	0
	04/2018	DKK	434,311	$	63,960	355	0
HUS	04/2017	BRL	15,482		4,886	0	(59)
	04/2017	DKK	1,522,880		219,890	1,512	0
	04/2017	JPY	33,460,000		301,262	694	0
	04/2017	$	4,918	BRL	15,482	27	0
	04/2017		361,357	GBP	290,896	3,107	0
	04/2017		70,747	MXN	1,464,546	7,320	0
	04/2017		8,235	PEN	26,805	0	(2)
	04/2017		2,023	RUB	116,501	39	0
	05/2017	GBP	290,896	$	361,585	0	(3,118)
	05/2017	$	285	ZAR	3,831	0	(1)
	06/2017	KRW	783,620	$	679	0	(23)
	06/2017	$	7,298	SGD	10,189	0	(10)
	10/2017	DKK	484,508	$	74,197	4,057	0
	04/2018		39,064		5,815	94	0
IND	04/2017	$	1,366	CAD	1,800	0	(13)
	04/2017		33,315	NOK	279,020	0	(819)
JPM	04/2017	BRL	59,280	$	18,710	0	(226)
	04/2017	CHF	84,936		84,213	0	(583)
	04/2017	EUR	59,793		64,195	408	0
	04/2017	NZD	39,160		28,124	673	0
	04/2017	SEK	2,781		308	0	(2)
	04/2017	$	21,377	AUD	28,301	245	0
	04/2017		18,822	BRL	59,280	144	(30)
	04/2017		38,403	CHF	38,376	50	(141)
	04/2017		31,179	JPY	3,535,200	575	0
	04/2017		1,940	MXN	37,607	64	0
	05/2017	JPY	24,430,000	$	215,578	0	(4,127)
	05/2017	NZD	39,160		27,350	0	(81)
	05/2017	$	52,675	CNH	364,323	151	0
	05/2017		515	ZAR	6,718	1	(19)
	05/2017	ZAR	5,072	$	368	0	(8)
	06/2017	CZK	232,000		9,321	59	0
	06/2017	THB	17,085		487	0	(10)
	06/2017	TWD	1,205,391		39,066	0	(778)
	07/2017	DKK	718,320		108,905	5,427	0
	07/2017	$	7,833	BRL	25,380	107	0
	08/2017	CZK	231,000	$	9,161	0	(102)
	08/2017	$	102	TRY	393	2	0
	09/2017	CZK	204,000	$	8,254	53	0
	10/2017	DKK	189,235		29,003	1,608	0
MSB	04/2017	$	999	GBP	800	3	0
	07/2017	BRL	83,200	$	23,782	0	(2,248)
	01/2018	DKK	308,896		45,346	375	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NAB	04/2017	JPY	26,884,520	$	239,890	$0	$(1,594)
	04/2017	$	11,309	CAD	15,140	76	0
	04/2017		29,196	EUR	27,030	0	(360)
	05/2017	CAD	15,140	$	11,314	0	(76)
	05/2017	$	11,158	EUR	10,425	0	(23)
	05/2017		123	ZAR	1,640	0	(1)
NGF	11/2017	MXN	326,600	$	15,840	0	(990)
RBC	04/2017	CHF	55,723		56,093	464	(2)
	04/2017	JPY	51,083,100		448,608	0	(10,236)
	04/2017	$	32,805	CAD	43,900	207	0
	04/2017		5,304	EUR	5,000	30	0
	04/2017		636,900	JPY	70,906,071	0	0
	05/2017	JPY	70,906,071	$	637,518	0	(17)
	05/2017	$	55,771	CHF	55,308	0	(465)
	09/2017	EUR	5,922	$	6,445	71	0
SCX	04/2017	BRL	255,129		80,523	0	(972)
	04/2017	CAD	473,018		360,669	4,971	0
	04/2017	$	82,084	BRL	255,129	0	(589)
	05/2017		1,847	CNH	12,806	10	0
	12/2017	CNH	376,419	$	53,328	0	(487)
SOG	06/2017	$	5,093	HKD	39,496	0	(2)
	03/2018	CZK	422,211	$	17,293	97	0
TOR	04/2017	$	12,283	INR	803,922	112	0
	07/2017		17,843	BRL	57,820	246	0
	01/2018	DKK	75,902	$	11,240	190	0
UAG	04/2017	AUD	1,327		1,018	4	0
	04/2017	EUR	68,265		72,418	0	(407)
	04/2017	GBP	251,190		311,950	0	(2,766)
	04/2017	JPY	21,340,000		186,925	0	(4,843)
	04/2017	NOK	338,580		39,340	0	(93)
	04/2017	$	37,980	INR	2,609,424	2,240	0
	05/2017	JPY	1,950,000	$	17,457	0	(84)
	06/2017		6,660,000		58,506	1	(1,496)
	06/2017	MYR	885		197	0	(2)
	06/2017	TWD	8,389		272	0	(5)
	06/2017	$	1,780	IDR	24,035,705	14	0
	12/2017	CNY	11,009	$	1,553	0	(16)

Total Forward Foreign Currency Contracts						$84,695	$(87,876)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus JPY	JPY 118.280	08/21/2017	$ 41,900	$524	$167
JPM	Call - OTC USD versus JPY	118.280	08/21/2017	23,165	214	93

					$738	$260

44	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	108,600	$1,093	$460
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	447,100	378	189
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	53,800	611	324
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		28,100	280	138
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	1,718,400	1,748	920
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		2,273,800	1,895	961

								$6,005	$2,992

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$909,100	$91	$0

Total Purchased Options						$6,834	$3,252

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$ 21,500	$(2,060)	$(580)
	Put - OTC USD versus BRL		3.890	06/28/2018	21,500	(2,050)	(3,573)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018	15,400	(820)	(8)
GLM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD 54,900	(525)	(114)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$ 29,100	(2,800)	(793)
	Put - OTC USD versus BRL		3.892	07/02/2018	29,100	(2,800)	(4,844)
JPM	Call - OTC CAD versus JPY	JPY	90.000	08/21/2017	CAD 30,300	(214)	(63)
	Put - OTC USD versus CNH	CNH	6.600	09/11/2017	$ 44,800	(410)	(42)
SCX	Put - OTC USD versus CNH		6.600	09/11/2017	100	(1)	0

						$(11,680)	$(10,017)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$6,400	$(83)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	09/11/2017	$ 225,100	$(1,980)	$(785)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$909,100	$0	$0

Total Written Options						$(13,743)	$(10,802)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		2,527		(320)		(1,185)		(1,022)		0
Notional Amount in $	$	619,733	$	3,264,158	$	(1,650,116)	$	(640,875)	$	(290,800)	$	1,302,100
Notional Amount in AUD	AUD	0	AUD	325,920	AUD	(119,260)	AUD	(206,660)	AUD	0	AUD	0
Notional Amount in CAD	CAD	0	CAD	85,200	CAD	0	CAD	0	CAD	0	CAD	85,200
Notional Amount in CHF	CHF	0	CHF	158,756	CHF	(76,500)	CHF	0	CHF	(82,256)	CHF	0
Notional Amount in EUR	EUR	835,100	EUR	944,312	EUR	(634,300)	EUR	(1,109,612)	EUR	(35,500)	EUR	0
Notional Amount in GBP	GBP	0	GBP	370,856	GBP	(101,500)	GBP	(232,956)	GBP	(36,400)	GBP	0
Notional Amount in JPY	JPY	13,070,000	JPY	0	JPY	0	JPY	0	JPY	(13,070,000)	JPY	0
Premiums	$	(15,011)	$	(51,980)	$	29,295	$	17,780	$	6,173	$	(13,743)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Agrium, Inc.	(1.250)%	03/20/2019	0.334%	$	4,000	$0	$(74)	$0	$(74)
	ING Bank NV	(1.000)	12/20/2021	1.220	EUR	5,500	163	(105)	58	0
BPS	Credit Suisse Group Finance	(1.000)	06/20/2022	1.275		12,500	214	(32)	182	0
	HSBC Bank PLC	(1.000)	06/20/2021	1.057		8,500	113	(95)	18	0
	HSBC Bank PLC	(1.000)	12/20/2021	1.189		16,600	378	(228)	150	0
	ING Bank NV	(1.000)	12/20/2021	1.220		5,100	194	(140)	54	0
	UBS AG	(1.000)	12/20/2021	0.501		9,900	(167)	(86)	0	(253)
CBK	HSBC Bank PLC	(1.000)	12/20/2021	1.189		10,700	269	(173)	96	0
	Intesa Sanpaolo SpA	(1.000)	09/20/2024	3.308	$	2,600	450	(79)	371	0

							$1,614	$(1,012)	$929	$(327)

46	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Lloyds Bank PLC	1.000%	12/20/2021	0.606%	EUR	1,900	$24	$14	$38	$0
CBK	Lloyds Bank PLC	1.000	12/20/2021	0.606		10,000	127	75	202	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.181		3,100	(115)	89	0	(26)
DUB	Brazil Government International Bond	1.000	03/20/2019	0.888	$	18,200	(710)	757	47	0
FBF	Brazil Government International Bond	1.000	12/20/2021	2.050		2,400	(150)	40	0	(110)
HUS	Brazil Government International Bond	1.000	12/20/2021	2.050		9,900	(639)	187	0	(452)
JPM	Barclays Bank PLC	1.000	12/20/2021	0.727	EUR	10,000	17	124	141	0
MYC	Brazil Government International Bond	1.000	09/20/2019	1.070	$	7,600	(217)	207	0	(10)

							$(1,663)	$1,493	$428	$(598)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR	42,900	$2,244	$(152)	$2,092	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	111,200	$	84,885	$(323)	$(921)	$0	$(1,244)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	21,200		22,629	163	(432)	0	(269)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	53,100	$	64,840	$10,845	$(9,275)	$1,570	$0
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	104,530		111,575	141	(1,468)	0	(1,327)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027		79,620		84,596	303	(885)	0	(582)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	229,500		280,679	(719)	7,298	6,579	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	152,200		114,738	(1,502)	1,245	0	(257)
DUB	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	98,800	EUR	92,477	161	(160)	1	0

48	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	11,800	$	12,595	$124	$(274)	$0	$(150)
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	62,800		76,616	(53)	2,015	1,962	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	43,512	JPY	4,990,000	(5,125)	4,159	0	(966)
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019		74,991		8,600,000	(8,997)	7,340	0	(1,657)
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	439,800	$	331,549	(462)	(282)	0	(744)
	Floating rate equal to 3-Month CHF-LIBOR less 0.075% based on the notional amount of currency received	Floating rate equal to 3-Month EUR-EURIBOR based on the notional amount of currency delivered	06/21/2019	CHF	176,600	EUR	165,298	(167)	169	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	4,700	$	5,017	$42	$(102)	$0	$(60)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	231,800		283,491	(418)	7,063	6,645	0
	Floating rate equal to 3-Month USD-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	98,361	JPY	11,280,000	(12,608)	10,418	0	(2,190)
MYC	Floating rate equal to 3-Month JPY-LIBOR less 0.768% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019	JPY	11,280,000	$	102,060	(503)	(623)	0	(1,126)
	Floating rate equal to 3-Month JPY-LIBOR less 0.771% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		4,990,000		44,996	(32)	(315)	0	(347)
	Floating rate equal to 3-Month JPY-LIBOR less 0.775% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	01/23/2019		8,600,000		77,969	(579)	(448)	0	(1,027)

50	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	105,100	$	79,231	$(413)	$235	$0	$(178)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	18,100		22,086	(11)	574	563	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		163,900		200,138	3,819	1,026	4,845	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		50,600		61,884	(294)	1,744	1,450	0

								$(16,608)	$28,101	$23,617	$(12,124)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	46,109,600	$0	$300	$300	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		28,580,700	0	189	189	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		138,329,100	0	901	901	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		46,109,600	0	304	304	0

							$0	$1,694	$1,694	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	51

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$59	$0	$10	$10	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019	86	0	8	8	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019	59	0	(24)	0	(24)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019	86	0	(37)	0	(37)

						$0	$(43)	$18	$(61)

Total Swap Agreements						$(14,413)	$30,081	$28,778	$(13,110)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(m)	Securities with an aggregate market value of $47,573 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$509	$0	$0	$509	$(50)	$0	$0	$(50)	$459	$(190)	$269
BOA	16,841	0	1,966	18,807	(14,977)	0	(1,587)	(16,564)	2,243	(1,790)	453
BPS	10,470	0	2,496	12,966	(5,750)	0	(1,580)	(7,330)	5,636	(5,050)	586
BRC	3,895	460	0	4,355	(30)	0	0	(30)	4,325	(4,232)	93
CBK	4,228	0	7,437	11,665	(20,073)	0	(608)	(20,681)	(9,016)	16,050	7,034
CIB	0	0	0	0	0	0	(257)	(257)	(257)	0	(257)
DUB	343	0	2,929	3,272	(1,739)	(4,153)	(2,834)	(8,726)	(5,454)	3,734	(1,720)
FBF	2	0	0	2	0	(8)	(110)	(118)	(116)	0	(116)
GLM	12,879	818	6,647	20,344	(7,331)	(6,536)	(2,994)	(16,861)	3,483	2,311	5,794
HUS	16,850	0	0	16,850	(3,213)	0	(452)	(3,665)	13,185	(13,410)	(225)
IND	0	0	0	0	(832)	0	0	(832)	(832)	604	(228)
JPM	9,567	93	141	9,801	(6,107)	(105)	0	(6,212)	3,589	(3,848)	(259)
MSB	378	0	0	378	(2,248)	0	0	(2,248)	(1,870)	2,395	525
MYC	0	1,881	0	1,881	0	0	(2,510)	(2,510)	(629)	(3,680)	(4,309)
NAB	76	0	0	76	(2,054)	0	0	(2,054)	(1,978)	1,944	(34)
NGF	0	0	304	304	(990)	0	0	(990)	(686)	609	(77)
RBC	772	0	0	772	(10,720)	0	(178)	(10,898)	(10,126)	11,040	914
RYL	0	0	5,408	5,408	0	0	0	0	5,408	(6,960)	(1,552)
SCX	4,981	0	0	4,981	(2,048)	0	0	(2,048)	2,933	(3,940)	(1,007)
SOG	97	0	1,450	1,547	(2)	0	0	(2)	1,545	0	1,545
TOR	548	0	0	548	0	0	0	0	548	(280)	268
UAG	2,259	0	0	2,259	(9,712)	0	0	(9,712)	(7,453)	5,361	(2,092)

Total Over the Counter	$84,695	$3,252	$28,778	$116,725	$(87,876)	$(10,802)	$(13,110)	$(111,788)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

52	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	4,092	4,092
Swap Agreements	0	164	0	0	5,391	5,555

	$0	$164	$0	$0	$9,487	$9,651

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84,695	$0	$84,695
Purchased Options	0	0	0	260	2,992	3,252
Swap Agreements	0	3,449	0	23,635	1,694	28,778

	$0	$3,449	$0	$108,590	$4,686	$116,725

	$0	$3,613	$0	$108,590	$14,173	$126,376

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,710	$2,710
Swap Agreements	0	890	0	0	6,029	6,919

	$0	$890	$0	$0	$8,739	$9,629

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	53

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87,876	$0	$87,876
Written Options	0	0	0	10,017	785	10,802
Swap Agreements	0	925	0	12,185	0	13,110

	$0	$925	$0	$110,078	$785	$111,788

	$0	$1,815	$0	$110,078	$9,524	$121,417

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(275)	$(275)
Written Options	0	0	0	0	454	454
Futures	0	0	0	0	(31,055)	(31,055)
Swap Agreements	0	10,660	0	0	15,304	25,964

	$0	$10,660	$0	$0	$(15,572)	$(4,912)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269,042	$0	$269,042
Purchased Options	0	0	0	(16,408)	6,013	(10,395)
Written Options	0	1,522	0	23,591	(6,515)	18,598
Swap Agreements	0	5,758	0	(84,779)	2,112	(76,909)

	$0	$7,280	$0	$191,446	$1,610	$200,336

	$0	$17,940	$0	$191,446	$(13,962)	$195,424

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(86)	$(86)
Futures	0	0	0	0	5,344	5,344
Swap Agreements	0	(10,881)	0	0	115,688	104,807

	$0	$(10,881)	$0	$0	$120,946	$110,065

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,834	$0	$49,834
Purchased Options	0	0	0	9,653	(3,081)	6,572
Written Options	0	(786)	0	1,347	(361)	200
Swap Agreements	0	(2,825)	0	1,167	(3,237)	(4,895)

	$0	$(3,611)	$0	$62,001	$(6,679)	$51,711

	$0	$(14,492)	$0	$62,001	$114,267	$161,776

54	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$20,443	$0	$20,443
Non-Agency Mortgage-Backed Securities	0	3,671	0	3,671
Sovereign Issues	0	7,610	0	7,610
Belgium
Corporate Bonds & Notes	0	14,692	0	14,692
Brazil
Corporate Bonds & Notes	0	32,818	0	32,818
Canada
Corporate Bonds & Notes	0	93,286	0	93,286
Non-Agency Mortgage-Backed Securities	0	30,530	0	30,530
Sovereign Issues	0	330,192	0	330,192
Cayman Islands
Asset-Backed Securities	0	272,174	39,772	311,946
China
Corporate Bonds & Notes	0	28,101	0	28,101
Sovereign Issues	0	2,040	0	2,040
Czech Republic
Sovereign Issues	0	18,071	0	18,071
Denmark
Corporate Bonds & Notes	0	813,544	0	813,544
France
Corporate Bonds & Notes	0	122,540	0	122,540
Non-Agency Mortgage-Backed Securities	0	357	0	357
Sovereign Issues	0	191,672	0	191,672
Germany
Corporate Bonds & Notes	0	66,645	0	66,645
Greece
Corporate Bonds & Notes	0	3,487	0	3,487
Sovereign Issues	0	9,845	0	9,845
Guernsey, Channel Islands
Corporate Bonds & Notes	0	16,885	0	16,885
Ireland
Asset-Backed Securities	0	12,055	0	12,055
Corporate Bonds & Notes	0	10,508	0	10,508
Sovereign Issues	0	32,196	0	32,196
Italy
Corporate Bonds & Notes	0	31,360	0	31,360
Non-Agency Mortgage-Backed Securities	0	24,633	0	24,633
Sovereign Issues	0	300,378	0	300,378
Japan
Corporate Bonds & Notes	0	58,514	0	58,514
Sovereign Issues	0	893,945	0	893,945
Jersey, Channel Islands
Corporate Bonds & Notes	0	11,828	0	11,828
Kuwait
Sovereign Issues	0	72,095	0	72,095
Luxembourg
Asset-Backed Securities	0	140	0	140
Corporate Bonds & Notes	0	2,910	0	2,910

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	55

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Netherlands
Asset-Backed Securities	$0	$22,350	$0	$22,350
Corporate Bonds & Notes	0	87,610	0	87,610
Non-Agency Mortgage-Backed Securities	0	1,120	0	1,120
Norway
Corporate Bonds & Notes	0	29,895	0	29,895
Sovereign Issues	0	7,139	0	7,139
Poland
Sovereign Issues	0	30,855	0	30,855
Portugal
Corporate Bonds & Notes	0	13,052	0	13,052
Qatar
Corporate Bonds & Notes	0	9,348	0	9,348
Sovereign Issues	0	7,401	0	7,401
Saudi Arabia
Sovereign Issues	0	82,032	0	82,032
Slovenia
Sovereign Issues	0	216,611	0	216,611
Spain
Corporate Bonds & Notes	0	11,467	0	11,467
Non-Agency Mortgage-Backed Securities	0	4,564	0	4,564
Sovereign Issues	0	70,738	0	70,738
Supranational
Corporate Bonds & Notes	0	35,486	0	35,486
Sweden
Corporate Bonds & Notes	0	62,437	0	62,437
Switzerland
Corporate Bonds & Notes	0	40,687	0	40,687
Sovereign Issues	0	11,566	0	11,566
United Arab Emirates
Corporate Bonds & Notes	0	9,950	0	9,950
United Kingdom
Corporate Bonds & Notes	0	229,156	21,505	250,661
Loan Participations and Assignments	0	7,779	0	7,779
Non-Agency Mortgage-Backed Securities	0	110,333	0	110,333
Sovereign Issues	0	265,804	0	265,804
United States
Asset-Backed Securities	0	422,291	9,999	432,290
Corporate Bonds & Notes	0	320,830	0	320,830
Loan Participations and Assignments	0	14,105	0	14,105
Municipal Bonds & Notes	0	7,137	0	7,137
Non-Agency Mortgage-Backed Securities	0	318,087	6,046	324,133
U.S. Government Agencies	0	527,550	0	527,550
U.S. Treasury Obligations	0	360,423	0	360,423
Short-Term Instruments
Certificates of Deposit	0	19,645	0	19,645
Repurchase Agreements	0	43,381	0	43,381
Czech Republic Treasury Bills	0	38,959	0	38,959
Japan Treasury Bills	0	2,242,171	0	2,242,171
Mexico Treasury Bills	0	72,939	0	72,939
U.S. Treasury Bills	0	41,821	0	41,821
	$0	$9,325,884	$77,322	$9,403,206

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$264	$0	$0	$264

Total Investments	$264	$9,325,884	$77,322	$9,403,470

56	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,748)	$0	$(3,748)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,092	5,559	0	9,651
Over the counter	0	116,725	0	116,725
	$4,092	$122,284	$0	$126,376

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,710)	(6,919)	0	(9,629)
Over the counter	0	(111,762)	(26)	(111,788)
	$(2,710)	$(118,681)	$(26)	$(121,417)

Total Financial Derivative Instruments	$1,382	$3,603	$(26)	$4,959

Totals	$1,646	$9,325,739	$77,296	$9,404,681

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	57

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

58	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2017

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

ANNUAL REPORT	MARCH 31, 2017	59

Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

60	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2017

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally

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Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

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Notes to Financial Statements (Cont.)

observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral

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performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$334	$3,381,871	$(3,382,000)	$59	$0	$264	$971	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had $2,932,310 in unfunded loan commitments outstanding.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

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Notes to Financial Statements (Cont.)

are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on

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the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized

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Notes to Financial Statements (Cont.)

appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains.

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Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Fund may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Fund may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

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Notes to Financial Statements (Cont.)

value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Fund may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s

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Notes to Financial Statements (Cont.)

volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond

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markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to

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Notes to Financial Statements (Cont.)

make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

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March 31, 2017

Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2017	81

Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class P	0.35%
Administrative Class	0.25%
Class D	0.40%
Class A	0.40%
Class C	0.40%
Class R	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D

82	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2017

Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer

ANNUAL REPORT	MARCH 31, 2017	83

Notes to Financial Statements (Cont.)

of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$210,284	$158,079

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

84	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2017

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,515,102	$14,467,465	$3,533,318	$3,071,943

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	177,464	$1,849,430	243,204	$2,569,897
Class P	104,475	1,086,182	58,884	617,041
Administrative Class	3,763	39,151	4,839	50,499
Class D	53,759	558,995	58,820	617,737
Class A	27,490	286,489	24,895	260,483
Class C	3,794	39,450	3,580	37,709
Class R	1,653	17,197	1,671	17,436

Issued as reinvestment of distributions
Institutional Class	5,607	58,425	34,209	346,969
Class P	948	9,875	6,814	68,994
Administrative Class	91	943	493	4,970
Class D	1,143	11,897	8,510	86,097
Class A	412	4,288	3,361	33,993
Class C	20	209	546	5,505
Class R	29	297	271	2,738

Cost of shares redeemed
Institutional Class	(201,731)	(2,097,090)	(358,853)	(3,755,305)
Class P	(58,570)	(605,580)	(66,287)	(694,883)
Administrative Class	(2,140)	(22,298)	(2,098)	(21,869)
Class D	(51,594)	(537,205)	(55,295)	(577,466)
Class A	(33,374)	(348,443)	(19,795)	(208,324)
Class C	(2,962)	(30,811)	(2,375)	(24,864)
Class R	(1,351)	(14,062)	(1,339)	(14,049)
Net increase (decrease) resulting from Fund share transactions	28,926	$307,339	(55,945)	$(576,692)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

ANNUAL REPORT	MARCH 31, 2017	85

Notes to Financial Statements (Cont.)

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$74,974	$0	$158,602	$(98,589)	$(108,152)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

86	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period.

Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Short-Term	Long-Term
$97,834	$10,318
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$9,365,458	$211,830	$(173,818)	$38,012
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, convertible preferred securities, and Lehman securities.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$99,664	$0	$0	$617,643	$28,008	$21,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

88	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	NAB	National Australia Bank Ltd.
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RYL	Royal Bank of Scotland Group PLC
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SOG	Societe Generale
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GRE	RBS Securities, Inc.	TOR	Toronto Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
ATM	At-the-money	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali	STIBOR	Stockholm Interbank Offered Rate
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To Be Determined
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2017	89

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.00%	0.01%	$99,664	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

90	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	91

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

92	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	93

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

94	PIMCO FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	95

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3019AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO High Yield Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

2	PIMCO HIGH YIELD FUND

Financial market highlights of the twelve-month reporting period include:

∎

U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO High Yield Fund (Cont.)

does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if

6	PIMCO HIGH YIELD FUND

the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	01/16/95	04/08/98	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO High Yield Fund (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO HIGH YIELD FUND

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	12.30%	6.16%	6.50%	7.86%
PIMCO High Yield Fund Class P	12.19%	6.05%	6.39%	7.75%
PIMCO High Yield Fund Administrative Class	12.02%	5.89%	6.24%	7.59%
PIMCO High Yield Fund Class D	11.91%	5.79%	6.12%	7.45%
PIMCO High Yield Fund Class A	11.91%	5.79%	6.12%	7.46%
PIMCO High Yield Fund Class A (adjusted)	7.72%	4.98%	5.72%	7.25%
PIMCO High Yield Fund Class C	11.08%	5.00%	5.34%	6.67%
PIMCO High Yield Fund Class C (adjusted)	10.08%	5.00%	5.34%	6.67%
PIMCO High Yield Fund Class R	11.63%	5.53%	5.86%	7.18%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	13.76%	6.61%	6.92%	7.49%♦
Lipper High Yield Funds Average	13.30%	5.57%	5.89%	6.74%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.56% for Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.91% for Class D shares, 0.91% for Class A shares, 1.66% for Class C shares, and 1.16% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	Class P - PHLPX	Administrative Class - PHYAX	Class D - PHYDX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	88.2%
Short-Term Instruments‡	11.0%
Loan Participations and Assignments	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Underweight exposure to energy detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to metals and mining detracted from performance, as the sector outperformed the broader market.

»	Overweight exposure to healthcare detracted from performance, as the sector underperformed the broader market.
»	Security selection in telecommunications contributed to performance, as the Fund’s telecommunications positions outperformed the broader sector.

»	Security selection in the banking sector contributed to performance, as the Fund’s banking holdings outperformed the broader sector.

»	Security selection in gaming and lodging contributed to performance, as the Fund’s gaming and lodging holdings outperformed the broader sector.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,035.40	$2.84	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	1,034.90	3.35	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,034.20	4.11	1,000.00	1,020.89	4.08	0.81
Class D	1,000.00	1,033.60	4.61	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	1,033.60	4.61	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,029.80	8.40	1,000.00	1,016.65	8.35	1.66
Class R	1,000.00	1,032.40	5.88	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Description

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the BofA Merrill Lynch U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$8.37	$0.46	$0.55	$1.01	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)
03/31/2015	9.73	0.52	(0.24)	0.28	(0.58)	(0.19)	0.00	(0.77)
03/31/2014	9.71	0.55	0.04	0.59	(0.57)	(0.00)^	0.00	(0.57)
03/31/2013	9.29	0.55	0.48	1.03	(0.61)	0.00	0.00	(0.61)
Class P
03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)
03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)
03/31/2015	9.73	0.51	(0.24)	0.27	(0.57)	(0.19)	0.00	(0.76)
03/31/2014	9.71	0.54	0.04	0.58	(0.56)	(0.00)^	0.00	(0.56)
03/31/2013	9.29	0.54	0.48	1.02	(0.60)	0.00	0.00	(0.60)
Administrative Class
03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)
03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)
03/31/2015	9.73	0.50	(0.24)	0.26	(0.56)	(0.19)	0.00	(0.75)
03/31/2014	9.71	0.52	0.04	0.56	(0.54)	(0.00)^	0.00	(0.54)
03/31/2013	9.29	0.53	0.48	1.01	(0.59)	0.00	0.00	(0.59)
Class D
03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)
03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)
03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00)^	0.00	(0.53)
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00	0.00	(0.58)
Class A
03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)
03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)
03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00)^	0.00	(0.53)
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00	0.00	(0.58)
Class C
03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)
03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)
03/31/2015	9.73	0.42	(0.24)	0.18	(0.48)	(0.19)	0.00	(0.67)
03/31/2014	9.71	0.44	0.04	0.48	(0.46)	(0.00)^	0.00	(0.46)
03/31/2013	9.29	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$8.90	12.30%	$8,595,555	0.56%	0.55%	5.26%	31%
8.37	(1.61)	6,806,263	0.56	0.55	5.48	32
9.24	3.06	7,991,337	0.56	0.55	5.49	39
9.73	6.26	11,028,861	0.55	0.55	5.70	25
9.71	11.42	15,411,414	0.55	0.55	5.81	39

8.90	12.19	453,711	0.66	0.65	5.19	31
8.37	(1.71)	1,335,978	0.66	0.65	5.33	32
9.24	2.96	460,918	0.66	0.65	5.39	39
9.73	6.16	522,159	0.65	0.65	5.60	25
9.71	11.31	556,013	0.65	0.65	5.72	39

8.90	12.02	371,840	0.81	0.80	5.02	31
8.37	(1.86)	356,143	0.81	0.80	5.25	32
9.24	2.81	416,586	0.81	0.80	5.24	39
9.73	6.00	673,654	0.80	0.80	5.45	25
9.71	11.14	842,722	0.80	0.80	5.57	39

8.90	11.91	329,276	0.91	0.90	4.92	31
8.37	(1.96)	414,440	0.91	0.90	5.13	32
9.24	2.70	492,431	0.91	0.90	5.13	39
9.73	5.89	640,189	0.90	0.90	5.35	25
9.71	11.03	793,609	0.90	0.90	5.47	39

8.90	11.91	560,870	0.91	0.90	4.92	31
8.37	(1.96)	625,380	0.91	0.90	5.14	32
9.24	2.70	767,460	0.91	0.90	5.14	39
9.73	5.89	1,081,320	0.90	0.90	5.35	25
9.71	11.03	1,234,917	0.90	0.90	5.47	39

8.90	11.08	316,646	1.66	1.65	4.17	31
8.37	(2.69)	348,796	1.66	1.65	4.40	32
9.24	1.94	455,179	1.66	1.65	4.39	39
9.73	5.11	558,664	1.65	1.65	4.61	25
9.71	10.21	611,694	1.65	1.65	4.72	39

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$8.37	$0.41	$0.55	$0.96	$(0.43)	$0.00	$0.00	$(0.43)
03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)
03/31/2015	9.73	0.47	(0.24)	0.23	(0.53)	(0.19)	0.00	(0.72)
03/31/2014	9.71	0.49	0.04	0.53	(0.51)	(0.00)^	0.00	(0.51)
03/31/2013	9.29	0.50	0.47	0.97	(0.55)	0.00	0.00	(0.55)

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$8.90	11.63%	$33,473	1.16%	1.15%	4.67%	31%
8.37	(2.20)	32,612	1.16	1.15	4.89	32
9.24	2.45	41,953	1.16	1.15	4.88	39
9.73	5.63	56,386	1.15	1.15	5.10	25
9.71	10.76	62,550	1.15	1.15	5.22	39

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$9,609,235
Investments in Affiliates	1,172,372
Financial Derivative Instruments
Exchange-traded or centrally cleared	313
Over the counter	766
Cash	1
Deposits with counterparty	28,750
Foreign currency, at value	714
Receivable for investments sold	47,597
Receivable for Fund shares sold	33,154
Interest and/or dividends receivable	152,260
Dividends receivable from Affiliates	1,178
Prepaid expenses	161
Total Assets	11,046,501

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$128,203
Financial Derivative Instruments
Exchange-traded or centrally cleared	5
Over the counter	1,388
Payable for investments purchased	149,944
Payable for investments in Affiliates purchased	1,067
Payable for investments purchased on a delayed-delivery basis	8,378
Deposits from counterparty	370
Payable for Fund shares redeemed	77,462
Distributions payable	11,948
Accrued investment advisory fees	2,442
Accrued supervisory and administrative fees	3,085
Accrued distribution fees	404
Accrued servicing fees	207
Other liabilities	227
Total Liabilities	385,130

Net Assets	$10,661,371

Net Assets Consist of:
Paid in capital	$10,561,277
(Overdistributed) net investment income	(12,060)
Accumulated undistributed net realized (loss)	(131,327)
Net unrealized appreciation	243,481
Net Assets	$10,661,371

Cost of investments in securities	$9,382,382
Cost of investments in Affiliates	$1,172,327
Cost of foreign currency held	$723

* Includes repurchase agreements of:	$4,528

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$8,595,555
Class P	453,711
Administrative Class	371,840
Class D	329,276
Class A	560,870
Class C	316,646
Class R	33,473
Shares Issued and Outstanding:
Institutional Class	965,396
Class P	50,958
Administrative Class	41,763
Class D	36,982
Class A	62,994
Class C	35,564
Class R	3,759
Net Asset Value Per Share Outstanding:
Institutional Class	$8.90
Class P	8.90
Administrative Class	8.90
Class D	8.90
Class A	8.90
Class C	8.90
Class R	8.90

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest	$611,147
Dividends from Investments in Affiliates	9,017
Total Income	620,164

Expenses:
Investment advisory fees	26,588
Supervisory and administrative fees	34,227
Distribution and/or servicing fees - Administrative Class	998
Distribution and/or servicing fees - Class D	994
Distribution fees - Class C	2,575
Distribution fees - Class R	85
Servicing fees - Class A	1,540
Servicing fees - Class C	858
Servicing fees - Class R	85
Trustee fees	74
Interest expense	1,397
Miscellaneous expense	9
Total Expenses	69,430

Net Investment Income	550,734

Net Realized Gain (Loss):
Investments in securities	19,160
Investments in Affiliates	789
Exchange-traded or centrally cleared financial derivative instruments	27,534
Over the counter financial derivative instruments	10,619
Foreign currency	28

Net Realized Gain	58,130

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	574,358
Investments in Affiliates	(378)
Exchange-traded or centrally cleared financial derivative instruments	5,580
Over the counter financial derivative instruments	4,043
Foreign currency assets and liabilities	(56)

Net Change in Unrealized Appreciation	583,547

Net Increase in Net Assets Resulting from Operations	$1,192,411

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$550,734	$498,660
Net realized gain (loss)	58,130	(159,750)
Net change in unrealized appreciation (depreciation)	583,547	(470,401)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,192,411	(131,491)

Distributions to Shareholders:
From net investment income
Institutional Class	(431,960)	(381,250)
Class P	(49,829)	(26,751)
Administrative Class	(20,811)	(20,197)
Class D	(20,304)	(19,938)
Class A	(31,493)	(34,276)
Class C	(14,983)	(17,682)
Class R	(1,645)	(1,767)
From net realized capital gains
Institutional Class	0	(146,091)
Class P	0	(9,518)
Administrative Class	0	(9,010)
Class D	0	(8,439)
Class A	0	(15,209)
Class C	0	(9,330)
Class R	0	(827)
Tax basis return of capital
Institutional Class	0	(8,143)
Class P	0	(586)
Administrative Class	0	(451)
Class D	0	(455)
Class A	0	(780)
Class C	0	(470)
Class R	0	(42)

Total Distributions(a)	(571,025)	(711,212)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	120,373	136,451

Total Increase (Decrease) in Net Assets	741,759	(706,252)

Net Assets:
Beginning of year	9,919,612	10,625,864
End of year*	$10,661,371	$9,919,612

*Including (overdistributed) net investment income of:	$(12,060)	$(17,307)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO High Yield Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
BWAY Corp.
6.750% due 03/02/2018		$16,000	$16,000
CDRH Parent, Inc.
9.000% due 07/01/2022		2,000	1,397
CenturyLink, Inc.
6.000% due 02/17/2018		43,250	43,025
Getty Images, Inc.
4.750% due 10/18/2019		11,948	10,492
Immucor, Inc.
5.000% due 08/17/2018		4,936	4,887
Syniverse Holdings, Inc.
4.000% due 04/23/2019		3,785	3,501
Vistra Operations Co. LLC
4.193% due 12/14/2023		5,087	5,105

Total Loan Participations and Assignments (Cost $86,478)			84,407

CORPORATE BONDS & NOTES 89.2%

BANKING & FINANCE 8.8%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020		10,000	7,250
Aircastle Ltd.
5.000% due 04/01/2023		7,000	7,385
Ally Financial, Inc.
4.125% due 03/30/2020		17,000	17,383
4.250% due 04/15/2021		6,750	6,902
4.625% due 05/19/2022		3,000	3,068
4.625% due 03/30/2025		12,500	12,484
5.125% due 09/30/2024		20,000	20,625
7.500% due 09/15/2020		20,000	22,513
8.000% due 03/15/2020		15,078	16,963
8.000% due 11/01/2031		5,928	7,069
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	10,000	10,691
9.000% due 05/09/2018 (f)		$5,000	5,254
Barclays PLC
6.625% due 09/15/2019 (f)		5,000	4,999
8.000% due 12/15/2020 (f)	EUR	10,000	11,581
8.250% due 12/15/2018 (f)		$10,000	10,535
Blackstone CQP Holdco LP
6.500% due 03/20/2021		16,750	16,823
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		25,000	25,719
7.625% due 03/30/2021 (f)		5,300	5,645
CIT Group, Inc.
5.000% due 08/15/2022		20,000	20,987
5.000% due 08/01/2023		15,000	15,675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 05/15/2020	$10,000	$10,681
5.500% due 02/15/2019	20,000	21,075
CoreCivic, Inc.
4.125% due 04/01/2020	4,000	4,100
4.625% due 05/01/2023	5,000	5,019
Credit Agricole S.A.
7.875% due 01/23/2024 (f)	38,000	38,745
8.125% due 12/23/2025 (f)	10,000	10,688
Credit Suisse Group AG
6.250% due 12/18/2024 (f)	20,000	20,359
7.500% due 12/11/2023 (f)	3,000	3,258
Crescent Communities LLC
8.875% due 10/15/2021	4,750	4,964
CyrusOne LP
5.000% due 03/15/2024	2,350	2,421
5.375% due 03/15/2027	1,550	1,569
Equinix, Inc.
5.375% due 05/15/2027	10,000	10,350
5.750% due 01/01/2025	3,750	3,984
5.875% due 01/15/2026	7,000	7,464
ESH Hospitality, Inc.
5.250% due 05/01/2025	22,500	22,739
FBM Finance, Inc.
8.250% due 08/15/2021	25,000	26,625
Geo Group, Inc.
5.125% due 04/01/2023	4,000	3,990
GEO Group, Inc.
5.875% due 01/15/2022	1,500	1,556
6.000% due 04/15/2026	6,000	6,106
Greystar Real Estate Partners LLC
8.250% due 12/01/2022	11,000	11,921
Howard Hughes Corp.
5.375% due 03/15/2025	7,500	7,444
ILFC E-Capital Trust
4.910% due 12/21/2065	13,500	12,758
Intesa Sanpaolo SpA
5.017% due 06/26/2024	15,000	14,131
5.710% due 01/15/2026	8,000	7,765
7.700% due 09/17/2025 (f)	7,500	7,200
iStar, Inc.
5.000% due 07/01/2019	15,000	15,188
Jefferies Finance LLC
6.875% due 04/15/2022	10,000	9,600
7.375% due 04/01/2020	15,000	15,225
Lincoln Finance Ltd.
7.375% due 04/15/2021	5,400	5,744
Lloyds Banking Group PLC
7.500% due 06/27/2024 (f)	55,000	58,305
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	7,000	6,825
5.625% due 05/01/2024	6,000	6,360

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MPT Operating Partnership LP
5.250% due 08/01/2026	$4,500	$4,455
Navient Corp.
4.875% due 06/17/2019	16,250	16,677
5.000% due 10/26/2020	7,000	7,000
5.500% due 01/25/2023	5,000	4,794
5.625% due 08/01/2033	4,750	3,717
5.875% due 10/25/2024	13,500	12,656
6.125% due 03/25/2024	24,000	22,980
6.500% due 06/15/2022	7,500	7,575
6.625% due 07/26/2021	1,750	1,816
7.250% due 01/25/2022	2,000	2,084
8.000% due 03/25/2020	9,750	10,615
8.450% due 06/15/2018	8,300	8,860
OneMain Financial Holdings LLC
6.750% due 12/15/2019	6,000	6,293
7.250% due 12/15/2021	20,000	21,050
PHH Corp.
6.375% due 08/15/2021	10,000	10,125
Provident Funding Associates LP
6.750% due 06/15/2021	7,000	7,175
Quicken Loans, Inc.
5.750% due 05/01/2025	16,000	15,800
RHP Hotel Properties LP
5.000% due 04/15/2023	12,750	13,005
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	15,000	15,189
7.500% due 08/10/2020 (f)	8,000	7,910
7.648% due 09/30/2031 (f)	14,970	17,739
8.625% due 08/15/2021 (f)	5,000	5,225
SBA Communications Corp.
4.875% due 07/15/2022	10,000	10,175
SLM Corp.
5.125% due 04/05/2022 (a)	7,875	7,875
Societe Generale S.A.
6.000% due 01/27/2020 (f)	10,000	9,562
7.875% due 12/18/2023 (f)	15,000	15,150
Starwood Property Trust, Inc.
5.000% due 12/15/2021	5,750	5,980
Stearns Holdings LLC
9.375% due 08/15/2020	5,000	5,075
UniCredit SpA
8.000% due 06/03/2024 (f)	20,000	19,275
Uniti Group, Inc.
7.125% due 12/15/2024	5,750	5,851

		935,393

INDUSTRIALS 72.4%
Acadia Healthcare Co., Inc.
5.125% due 07/01/2022	5,000	5,075
5.625% due 02/15/2023	2,000	2,081
6.500% due 03/01/2024	4,250	4,484

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Accudyne Industries Borrower
7.750% due 12/15/2020	$27,500	$23,306
Actuant Corp.
5.625% due 06/15/2022	12,750	13,148
Adient Global Holdings Ltd.
4.875% due 08/15/2026	15,025	14,781
ADT Corp.
3.500% due 07/15/2022	20,000	19,250
4.125% due 06/15/2023	20,000	19,200
4.875% due 07/15/2032	14,000	11,200
6.250% due 10/15/2021	10,000	10,919
Advanced Disposal Services, Inc.
5.625% due 11/15/2024	10,000	10,125
AdvancePierre Foods Holdings, Inc.
5.500% due 12/15/2024	7,900	8,009
AECOM
5.125% due 03/15/2027	6,000	6,030
5.750% due 10/15/2022	5,425	5,717
5.875% due 10/15/2024	9,250	9,874
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	21,500	20,909
Albea Beauty Holdings S.A.
8.375% due 11/01/2019	5,000	5,231
Alcoa Nederland Holding BV
6.750% due 09/30/2024	4,000	4,310
7.000% due 09/30/2026	3,500	3,824
Aleris International, Inc.
7.875% due 11/01/2020	16,000	15,880
9.500% due 04/01/2021	13,225	14,283
Allegion PLC
5.875% due 09/15/2023	5,925	6,355
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021	5,000	5,231
Alliance Data Systems Corp.
5.375% due 08/01/2022	15,000	15,187
5.875% due 11/01/2021	7,500	7,781
Allison Transmission, Inc.
5.000% due 10/01/2024	13,500	13,669
Altice Financing S.A.
6.500% due 01/15/2022	15,000	15,757
6.625% due 02/15/2023	29,500	30,754
7.500% due 05/15/2026	10,000	10,650
Altice Finco S.A.
7.625% due 02/15/2025 (i)	10,000	10,312
Altice Luxembourg S.A.
7.625% due 02/15/2025	22,000	23,334
7.750% due 05/15/2022	32,500	34,572
Altice U.S. Finance Corp.
5.500% due 05/15/2026	10,000	10,300
AMC Networks, Inc.
4.750% due 12/15/2022	10,000	10,075
5.000% due 04/01/2024	20,025	20,100

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	$15,000	$15,450
5.750% due 12/15/2023	7,500	7,819
Amsted Industries, Inc.
5.000% due 03/15/2022	5,000	5,050
5.375% due 09/15/2024	14,000	14,105
Anglo American Capital PLC
4.125% due 04/15/2021	7,000	7,140
4.450% due 09/27/2020	17,000	17,765
Anixter, Inc.
5.125% due 10/01/2021	1,000	1,045
5.500% due 03/01/2023	6,000	6,248
Antero Resources Corp.
5.000% due 03/01/2025	8,000	7,880
5.125% due 12/01/2022	15,000	15,272
5.375% due 11/01/2021	10,000	10,308
5.625% due 06/01/2023	750	771
Aramark Services, Inc.
4.750% due 06/01/2026	7,000	7,061
5.125% due 01/15/2024	2,000	2,103
Arconic, Inc.
5.125% due 10/01/2024	24,000	24,912
Ardagh Packaging Finance PLC
4.250% due 09/15/2022	3,250	3,290
6.000% due 02/15/2025	6,250	6,336
7.250% due 05/15/2024	21,000	22,549
Ashland LLC
4.750% due 08/15/2022	20,000	20,775
6.875% due 05/15/2043	13,000	13,975
Associated Materials LLC
9.000% due 01/01/2024	9,650	10,277
Aston Martin Capital Ltd.
6.500% due 04/15/2022 (a)	3,100	3,100
Avon International Operations, Inc.
7.875% due 08/15/2022	10,350	10,971
B&G Foods, Inc.
4.625% due 06/01/2021	16,000	16,200
Ball Corp.
4.000% due 11/15/2023	3,250	3,266
5.250% due 07/01/2025	10,250	10,891
BCD Acquisition, Inc.
9.625% due 09/15/2023	10,300	11,175
Beacon Roofing Supply, Inc.
6.375% due 10/01/2023	15,150	16,210
Belden, Inc.
5.250% due 07/15/2024	4,000	4,010
5.500% due 09/01/2022	10,000	10,250
Berry Plastics Corp.
5.125% due 07/15/2023	7,000	7,201
5.500% due 05/15/2022	5,000	5,213
6.000% due 10/15/2022	6,000	6,368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Block Communications, Inc.
6.875% due 02/15/2025	$3,375	$3,586
BMC Software Finance, Inc.
8.125% due 07/15/2021	20,000	20,250
Boise Cascade Co.
5.625% due 09/01/2024	10,000	10,200
Bombardier, Inc.
4.750% due 04/15/2019	10,000	10,187
5.750% due 03/15/2022	5,000	4,919
6.125% due 01/15/2023	3,000	2,948
7.500% due 03/15/2025	17,050	17,561
7.750% due 03/15/2020	7,000	7,508
8.750% due 12/01/2021	18,000	19,755
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)	5,000	5,013
Boyd Gaming Corp.
6.375% due 04/01/2026	12,250	13,138
6.875% due 05/15/2023	13,500	14,597
Bristow Group, Inc.
6.250% due 10/15/2022	5,650	4,577
Builders FirstSource, Inc.
5.625% due 09/01/2024	15,000	15,281
Burger King Worldwide, Inc.
4.625% due 01/15/2022	5,000	5,131
6.000% due 04/01/2022	22,000	22,880
BWAY Holding Co.
5.500% due 04/15/2024 (a)	10,000	10,100
Cable One, Inc.
5.750% due 06/15/2022	7,500	7,819
Cablevision Systems Corp.
5.875% due 09/15/2022	6,500	6,573
8.000% due 04/15/2020	3,000	3,330
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/2020	14,750	15,432
CalAtlantic Group, Inc.
5.250% due 06/01/2026	10,000	10,000
5.375% due 10/01/2022	9,000	9,439
6.625% due 05/01/2020	2,500	2,738
Callon Petroleum Co.
6.125% due 10/01/2024	4,075	4,258
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)	25,718	25,660
Cardtronics, Inc.
5.500% due 05/01/2025 (a)	2,500	2,538
Carlson Travel, Inc.
6.750% due 12/15/2023	4,500	4,691
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023 (i)	17,500	17,631
Cascades, Inc.
5.500% due 07/15/2022	7,250	7,268

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CBS Radio, Inc.
7.250% due 11/01/2024		$14,000	$14,735
CCO Holdings LLC
5.125% due 02/15/2023		17,000	17,551
5.125% due 05/01/2023		5,000	5,163
5.125% due 05/01/2027		13,250	13,374
5.250% due 03/15/2021		4,000	4,113
5.250% due 09/30/2022		15,000	15,600
5.375% due 05/01/2025		12,000	12,345
5.500% due 05/01/2026		16,125	16,730
5.750% due 09/01/2023		7,500	7,819
5.750% due 01/15/2024		5,000	5,213
5.750% due 02/15/2026		20,150	21,208
5.875% due 04/01/2024		31,900	33,734
5.875% due 05/01/2027		10,000	10,525
Cenovus Energy, Inc.
3.000% due 08/15/2022		10,000	9,862
Centene Corp.
4.750% due 01/15/2025		10,750	10,837
5.625% due 02/15/2021		7,500	7,868
6.125% due 02/15/2024		7,750	8,341
Central Garden & Pet Co.
6.125% due 11/15/2023		7,500	7,950
Cequel Communications Holdings LLC
5.125% due 12/15/2021		24,000	24,480
6.375% due 09/15/2020		10,000	10,312
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	15,000	17,064
Change Healthcare Holdings LLC
5.750% due 03/01/2025		$20,000	20,575
Chemours Co.
6.625% due 05/15/2023 (i)		12,000	12,780
7.000% due 05/15/2025		11,500	12,437
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		17,000	17,786
7.000% due 06/30/2024		11,700	12,943
Chesapeake Energy Corp.
8.000% due 12/15/2022		25,000	26,281
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		42,000	43,349
7.625% due 03/15/2020		19,875	19,968
Clearwater Paper Corp.
4.500% due 02/01/2023		10,000	9,750
5.375% due 02/01/2025		6,000	5,955
Cliffs Natural Resources, Inc.
5.750% due 03/01/2025		5,000	4,863
CNH Industrial Capital LLC
3.375% due 07/15/2019		5,000	5,069
4.375% due 11/06/2020		5,000	5,181
4.875% due 04/01/2021		7,500	7,894
Codere Finance 2 Luxembourg S.A.
7.625% due 11/01/2021		8,500	8,235

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cogent Communications Group, Inc.
5.375% due 03/01/2022	$8,500	$8,766
CommScope Technologies LLC
5.000% due 03/15/2027	5,000	5,005
6.000% due 06/15/2025	10,000	10,525
CommScope, Inc.
5.000% due 06/15/2021	8,000	8,250
5.500% due 06/15/2024	15,000	15,567
Community Health Systems, Inc.
5.125% due 08/01/2021 (i)	20,000	19,850
6.250% due 03/31/2023	10,250	10,493
6.875% due 02/01/2022	12,000	10,320
7.125% due 07/15/2020	17,500	16,100
Concho Resources, Inc.
5.500% due 10/01/2022	10,000	10,387
5.500% due 04/01/2023	9,000	9,332
Concordia International Corp.
7.000% due 04/15/2023	11,000	2,173
9.000% due 04/01/2022	3,500	2,542
CONSOL Energy, Inc.
5.875% due 04/15/2022	10,000	9,937
Constellium NV
5.750% due 05/15/2024	7,150	6,650
8.000% due 01/15/2023	2,000	2,060
Continental Resources, Inc.
3.800% due 06/01/2024	25,000	23,437
4.500% due 04/15/2023	32,150	31,507
4.900% due 06/01/2044	15,000	12,975
5.000% due 09/15/2022	17,500	17,741
Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	10,000	10,025
Cott Holdings, Inc.
5.500% due 04/01/2025	10,150	10,356
CPG Merger Sub LLC
8.000% due 10/01/2021	21,000	22,102
Crown Americas LLC
4.250% due 09/30/2026	7,750	7,474
4.500% due 01/15/2023	11,000	11,275
CSC Holdings LLC
5.250% due 06/01/2024	15,000	14,981
5.500% due 04/15/2027	10,000	10,187
6.625% due 10/15/2025	10,000	10,900
6.750% due 11/15/2021	20,000	21,737
8.625% due 02/15/2019	6,000	6,600
10.125% due 01/15/2023	5,250	6,103
CST Brands, Inc.
5.000% due 05/01/2023	10,000	10,375
Darling Ingredients, Inc.
5.375% due 01/15/2022	10,000	10,387
DaVita, Inc.
5.000% due 05/01/2025	34,100	34,079
5.125% due 07/15/2024	20,000	20,237
5.750% due 08/15/2022	5,000	5,194

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dean Foods Co.
6.500% due 03/15/2023	$10,000	$10,450
Dell, Inc.
5.400% due 09/10/2040	4,450	3,827
6.500% due 04/15/2038	3,225	3,161
7.100% due 04/15/2028	2,405	2,555
Diamond Finance Corp.
5.875% due 06/15/2021	4,325	4,548
7.125% due 06/15/2024	5,900	6,525
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	2,465	1,799
Diamond Resorts International, Inc.
7.750% due 09/01/2023	11,250	11,812
Diamondback Energy, Inc.
4.750% due 11/01/2024	7,000	7,076
5.375% due 05/31/2025	7,750	7,983
Digicel Group Ltd.
7.125% due 04/01/2022	20,000	15,650
8.250% due 09/30/2020	25,000	21,584
Digicel Ltd.
6.000% due 04/15/2021	1,500	1,371
DISH DBS Corp.
5.000% due 03/15/2023	18,250	18,378
5.125% due 05/01/2020	5,000	5,225
5.875% due 07/15/2022	25,000	26,328
5.875% due 11/15/2024	20,000	21,075
6.750% due 06/01/2021	15,000	16,228
7.750% due 07/01/2026	10,000	11,650
7.875% due 09/01/2019	5,000	5,525
DJO Finance LLC
10.750% due 04/15/2020	7,000	5,723
DJO Finco, Inc.
8.125% due 06/15/2021	20,000	17,350
Dollar Tree, Inc.
5.250% due 03/01/2020	5,250	5,415
5.750% due 03/01/2023	18,175	19,447
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	12,500	12,312
Dynegy, Inc.
5.875% due 06/01/2023	2,000	1,843
6.750% due 11/01/2019	20,000	20,650
7.375% due 11/01/2022	11,750	11,691
7.625% due 11/01/2024	17,000	16,299
8.000% due 01/15/2025	5,000	4,813
Eagle Materials, Inc.
4.500% due 08/01/2026	3,425	3,425
Eldorado Resorts, Inc.
7.000% due 08/01/2023	11,300	12,162
EMC Corp.
3.375% due 06/01/2023	8,000	7,650
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	8,950	9,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Endo Finance LLC
5.375% due 01/15/2023	$25,865	$22,454
5.750% due 01/15/2022	27,500	25,162
6.000% due 07/15/2023	25,000	22,000
6.000% due 02/01/2025	32,500	27,869
7.250% due 01/15/2022	1,730	1,644
Energizer Holdings, Inc.
5.500% due 06/15/2025	25,000	25,562
Energy Transfer Equity LP
5.875% due 01/15/2024	10,125	10,808
7.500% due 10/15/2020	15,000	16,800
EnPro Industries, Inc.
5.875% due 09/15/2022	15,350	15,964
Ensco PLC
4.500% due 10/01/2024	9,000	7,628
4.700% due 03/15/2021	2,750	2,709
5.200% due 03/15/2025	12,500	10,906
5.750% due 10/01/2044	20,000	15,100
Envision Healthcare Corp.
5.125% due 07/01/2022	15,000	15,342
6.250% due 12/01/2024	3,500	3,684
FAGE International S.A.
5.625% due 08/15/2026	6,800	6,834
First Data Corp.
5.000% due 01/15/2024	37,000	37,786
5.375% due 08/15/2023	7,000	7,306
5.750% due 01/15/2024	30,000	31,057
7.000% due 12/01/2023	25,000	26,875
First Quality Finance Co., Inc.
4.625% due 05/15/2021	15,000	14,775
First Quantum Minerals Ltd.
7.000% due 02/15/2021	10,000	10,350
7.250% due 05/15/2022 (i)	7,500	7,753
7.250% due 04/01/2023	10,000	10,137
7.500% due 04/01/2025	5,000	5,063
Flex Acquisition Co., Inc.
6.875% due 01/15/2025	7,500	7,669
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	9,098	9,429
9.750% due 03/01/2022	5,000	5,756
Freeport-McMoRan, Inc.
2.300% due 11/14/2017	7,500	7,481
2.375% due 03/15/2018	15,000	14,925
3.100% due 03/15/2020	7,500	7,406
3.550% due 03/01/2022	20,000	18,650
3.875% due 03/15/2023	15,000	13,869
4.000% due 11/14/2021	20,000	19,400
5.400% due 11/14/2034	23,500	20,562
6.500% due 11/15/2020	12,000	12,330
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	3,000	3,048
4.750% due 10/15/2024	5,000	5,100
5.625% due 07/31/2019	1,000	1,061
5.875% due 01/31/2022	10,000	10,875

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fresh Market, Inc.
9.750% due 05/01/2023	$5,000	$4,050
Gardner Denver, Inc.
6.875% due 08/15/2021	67,500	70,031
Gates Global LLC
6.000% due 07/15/2022	40,000	40,900
GCP Applied Technologies, Inc.
9.500% due 02/01/2023	22,000	25,025
General Cable Corp.
5.750% due 10/01/2022	10,000	9,812
GLP Capital LP
4.375% due 04/15/2021	1,100	1,133
5.375% due 11/01/2023	10,000	10,650
5.375% due 04/15/2026	6,000	6,210
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027	5,000	5,013
Graphic Packaging International, Inc.
4.125% due 08/15/2024	6,000	5,963
4.875% due 11/15/2022	5,000	5,250
Gray Television, Inc.
5.125% due 10/15/2024	5,000	4,950
5.875% due 07/15/2026	6,500	6,630
Griffon Corp.
5.250% due 03/01/2022	15,000	15,150
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	15,684	16,282
Grinding Media, Inc.
7.375% due 12/15/2023	10,000	10,525
Gulfport Energy Corp.
6.000% due 10/15/2024	11,000	10,725
6.375% due 05/15/2025	14,000	13,790
6.625% due 05/01/2023	14,000	14,227
H&E Equipment Services, Inc.
7.000% due 09/01/2022	5,000	5,269
Hanesbrands, Inc.
4.625% due 05/15/2024	15,000	14,869
4.875% due 05/15/2026	11,250	11,109
HCA Holdings, Inc.
6.250% due 02/15/2021	11,500	12,442
HCA, Inc.
4.750% due 05/01/2023	22,000	22,990
5.000% due 03/15/2024	15,000	15,769
5.250% due 04/15/2025	10,000	10,650
5.250% due 06/15/2026	34,000	35,703
5.375% due 02/01/2025	12,500	13,031
5.875% due 03/15/2022	10,500	11,576
5.875% due 05/01/2023	27,000	29,227
7.500% due 02/15/2022	30,000	34,387
8.000% due 10/01/2018	4,000	4,340
8.360% due 04/15/2024	3,000	3,551

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HD Supply, Inc.
5.250% due 12/15/2021		$12,000	$12,660
5.750% due 04/15/2024		18,000	18,977
Hearthside Group Holdings LLC
6.500% due 05/01/2022		20,000	20,125
Herc Rentals, Inc.
7.500% due 06/01/2022		4,500	4,804
Hertz Corp.
5.500% due 10/15/2024 (i)		8,000	6,990
5.875% due 10/15/2020		3,000	2,888
6.250% due 10/15/2022 (i)		2,500	2,388
7.375% due 01/15/2021		3,000	3,006
Hexion, Inc.
6.625% due 04/15/2020		17,500	16,144
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025		4,000	4,005
5.750% due 09/01/2023		6,475	6,742
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		5,000	4,963
Hilton Grand Vacations Borrower LLC
6.125% due 12/01/2024		7,525	7,939
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		9,125	9,239
4.875% due 04/01/2027		7,250	7,341
Hologic, Inc.
5.250% due 07/15/2022		3,700	3,894
HudBay Minerals, Inc.
7.250% due 01/15/2023		5,000	5,325
7.625% due 01/15/2025		6,000	6,540
Hughes Satellite Systems Corp.
5.250% due 08/01/2026		3,000	3,000
7.625% due 06/15/2021		10,000	11,062
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021		5,500	5,720
5.000% due 11/15/2025		14,000	14,665
Huntsman International LLC
4.875% due 11/15/2020		10,000	10,475
5.125% due 11/15/2022		10,000	10,500
iHeartCommunications, Inc.
9.000% due 03/01/2021		15,000	11,437
IHO Verwaltungs GmbH
3.750% due 09/15/2026 (b)	EUR	10,000	10,863
4.500% due 09/15/2023 (b)		$6,750	6,691
4.750% due 09/15/2026 (b)		10,150	9,922
Immucor, Inc.
11.125% due 08/15/2019		17,200	16,813
INEOS Group Holdings S.A.
5.625% due 08/01/2024 (i)		10,000	10,050
Informatica LLC
7.125% due 07/15/2023		15,000	14,662

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	$18,000	$14,872
7.250% due 10/15/2020	7,000	6,414
7.500% due 04/01/2021	7,000	6,344
8.000% due 02/15/2024	12,000	12,750
International Game Technology PLC
6.250% due 02/15/2022	15,000	16,087
6.500% due 02/15/2025	20,000	21,400
Jaguar Holding Co.
6.375% due 08/01/2023	30,000	31,425
KB Home
7.000% due 12/15/2021	650	721
8.000% due 03/15/2020	1,300	1,450
KFC Holding Co.
5.000% due 06/01/2024	8,750	8,958
5.250% due 06/01/2026	14,700	14,994
Kinetic Concepts, Inc.
7.875% due 02/15/2021	7,525	7,995
12.500% due 11/01/2021	10,000	11,125
KLX, Inc.
5.875% due 12/01/2022	33,875	35,061
Koppers, Inc.
6.000% due 02/15/2025	3,525	3,648
L Brands, Inc.
5.625% due 02/15/2022	10,250	10,801
6.625% due 04/01/2021	10,000	10,961
Lamar Media Corp.
5.000% due 05/01/2023	8,000	8,280
5.750% due 02/01/2026	7,000	7,516
5.875% due 02/01/2022	5,000	5,179
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	8,000	8,180
4.875% due 11/01/2026	9,250	9,458
Laredo Petroleum, Inc.
5.625% due 01/15/2022	2,000	2,005
6.250% due 03/15/2023	2,000	2,040
7.375% due 05/01/2022	14,000	14,595
Lennar Corp.
4.750% due 04/01/2021	5,000	5,238
Level 3 Financing, Inc.
5.125% due 05/01/2023	7,000	7,175
5.250% due 03/15/2026	16,500	16,644
5.375% due 01/15/2024	6,000	6,158
5.375% due 05/01/2025	10,000	10,200
LifePoint Health, Inc.
5.375% due 05/01/2024	8,000	8,156
5.500% due 12/01/2021	12,000	12,457
LIN Television Corp.
5.875% due 11/15/2022	10,000	10,400
Lions Gate Entertainment Corp.
5.875% due 11/01/2024	5,000	5,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Live Nation Entertainment, Inc.
4.875% due 11/01/2024	$9,050	$9,073
5.375% due 06/15/2022	3,000	3,135
LKQ Corp.
4.750% due 05/15/2023	15,000	15,000
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	35,000	29,837
4.875% due 04/15/2020	5,000	5,031
5.500% due 04/15/2025	8,000	7,400
5.625% due 10/15/2023 (i)	5,000	4,775
5.750% due 08/01/2022 (i)	24,000	23,772
Masonite International Corp.
5.625% due 03/15/2023	15,000	15,382
Matador Resources Co.
6.875% due 04/15/2023	5,150	5,408
Match Group, Inc.
6.375% due 06/01/2024	5,000	5,428
MCE Finance Ltd.
5.000% due 02/15/2021	5,000	5,085
McGraw-Hill Global Education Holdings LLC
7.875% due 05/15/2024	7,400	7,187
MDC Partners, Inc.
6.500% due 05/01/2024	10,000	9,588
Men’s Wearhouse, Inc.
7.000% due 07/01/2022	7,500	6,694
Mercer International, Inc.
6.500% due 02/01/2024	3,250	3,266
MGM Resorts International
4.625% due 09/01/2026	12,000	11,700
5.250% due 03/31/2020	5,000	5,275
6.000% due 03/15/2023	15,000	16,181
6.625% due 12/15/2021	36,925	40,987
6.750% due 10/01/2020	17,000	18,742
7.750% due 03/15/2022	26,000	30,046
Midas Intermediate Holdco LLC
7.875% due 10/01/2022	5,000	5,188
Moog, Inc.
5.250% due 12/01/2022	11,200	11,536
MPH Acquisition Holdings LLC
7.125% due 06/01/2024	7,000	7,543
MSCI, Inc.
4.750% due 08/01/2026	3,000	3,038
5.250% due 11/15/2024	8,000	8,460
5.750% due 08/15/2025	11,000	11,742
Multi-Color Corp.
6.125% due 12/01/2022	9,000	9,428
Murphy Oil Corp.
4.000% due 06/01/2022	9,500	9,096
4.700% due 12/01/2022	5,750	5,592
6.875% due 08/15/2024	2,500	2,656
Murphy Oil USA, Inc.
6.000% due 08/15/2023	12,750	13,419

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nabors Industries, Inc.
5.500% due 01/15/2023		$3,925	$4,026
Nature’s Bounty Co.
7.625% due 05/15/2021		20,000	21,100
NCR Corp.
4.625% due 02/15/2021		6,000	6,151
5.000% due 07/15/2022		10,875	11,092
6.375% due 12/15/2023		15,500	16,352
Netflix, Inc.
4.375% due 11/15/2026		14,000	13,772
New Look Secured Issuer PLC
6.500% due 07/01/2022	GBP	10,000	11,057
Newfield Exploration Co.
5.375% due 01/01/2026		$10,000	10,494
5.625% due 07/01/2024		18,800	19,904
5.750% due 01/30/2022		18,750	19,992
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		8,000	8,140
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021		5,000	5,213
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		10,000	9,987
Nielsen Finance LLC
4.500% due 10/01/2020		5,000	5,100
5.000% due 04/15/2022		6,000	6,150
Noble Holding International Ltd.
4.625% due 03/01/2021		4,774	4,416
4.900% due 08/01/2020		686	679
7.750% due 01/15/2024		7,000	6,755
Nokia OYJ
5.375% due 05/15/2019		6,250	6,617
Novasep Holding S.A.S.
8.000% due 05/31/2019	EUR	7,618	7,801
Novelis Corp.
5.875% due 09/30/2026		$24,000	24,540
6.250% due 08/15/2024		11,325	11,835
NXP BV
4.125% due 06/15/2020		6,000	6,248
4.125% due 06/01/2021		7,250	7,540
4.625% due 06/01/2023		8,250	8,755
5.750% due 03/15/2023		20,000	21,150
Oasis Petroleum, Inc.
6.500% due 11/01/2021		8,000	8,060
6.875% due 03/15/2022 (i)		9,000	9,248
6.875% due 01/15/2023		4,000	4,090
Open Text Corp.
5.875% due 06/01/2026		13,500	14,175
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		80,000	74,800
Oshkosh Corp.
5.375% due 03/01/2025		5,675	5,888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Outfront Media Capital LLC
5.250% due 02/15/2022	$3,000	$3,116
5.625% due 02/15/2024	5,000	5,244
5.875% due 03/15/2025	4,000	4,205
Pactiv LLC
7.950% due 12/15/2025	10,972	11,959
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	7,750	8,089
5.500% due 02/15/2024	6,000	6,255
Party City Holdings, Inc.
6.125% due 08/15/2023	12,000	12,210
Penske Automotive Group, Inc.
5.500% due 05/15/2026	6,500	6,386
Performance Food Group, Inc.
5.500% due 06/01/2024	6,000	6,150
PetSmart, Inc.
7.125% due 03/15/2023	43,900	41,815
Pilgrim’s Pride Corp.
5.750% due 03/15/2025	15,000	15,187
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024	10,875	11,052
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	12,000	12,282
5.875% due 01/15/2024	5,000	5,238
Pinnacle Operating Corp.
9.000% due 05/15/2023	642	642
Platform Specialty Products Corp.
6.500% due 02/01/2022	32,000	33,360
10.375% due 05/01/2021	2,000	2,230
Ply Gem Industries, Inc.
6.500% due 02/01/2022	36,500	38,261
Post Holdings, Inc.
5.000% due 08/15/2026	30,000	28,800
5.500% due 03/01/2025	5,800	5,815
5.750% due 03/01/2027	10,000	10,025
6.000% due 12/15/2022	12,000	12,675
7.750% due 03/15/2024	6,000	6,646
8.000% due 07/15/2025	7,000	7,893
PQ Corp.
6.750% due 11/15/2022	6,075	6,485
PRA Holdings, Inc.
9.500% due 10/01/2023	9,755	10,877
Precision Drilling Corp.
6.625% due 11/15/2020	4,559	4,605
7.750% due 12/15/2023	7,925	8,381
Prestige Brands, Inc.
5.375% due 12/15/2021	17,000	17,467
6.375% due 03/01/2024	17,832	18,813
Prime Security Services Borrower LLC
9.250% due 05/15/2023	22,000	24,172

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PTC, Inc.
6.000% due 05/15/2024	$7,000	$7,473
PulteGroup, Inc.
4.250% due 03/01/2021	3,500	3,605
5.000% due 01/15/2027	5,000	5,019
5.500% due 03/01/2026	5,000	5,194
PVH Corp.
4.500% due 12/15/2022	12,000	12,180
QEP Resources, Inc.
6.875% due 03/01/2021	10,000	10,675
Qorvo, Inc.
6.750% due 12/01/2023	9,000	9,799
7.000% due 12/01/2025	7,500	8,325
Qualitytech LP
5.875% due 08/01/2022	13,950	14,368
Quintiles IMS, Inc.
4.875% due 05/15/2023	14,375	14,645
5.000% due 10/15/2026	20,000	20,125
Quorum Health Corp.
11.625% due 04/15/2023 (i)	10,000	8,763
Rackspace Hosting, Inc.
8.625% due 11/15/2024	11,000	11,618
Radiate Holdco LLC
6.625% due 02/15/2025	6,000	5,936
Range Resources Corp.
4.875% due 05/15/2025	5,000	4,813
5.000% due 08/15/2022	15,000	14,925
5.000% due 03/15/2023	10,000	9,888
5.750% due 06/01/2021	10,000	10,300
RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	15,000	16,080
Revlon Consumer Products Corp.
6.250% due 08/01/2024	7,050	7,050
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	15,800	16,254
5.750% due 10/15/2020	15,000	15,450
6.875% due 02/15/2021	8,108	8,341
7.000% due 07/15/2024	7,000	7,508
Rice Energy, Inc.
6.250% due 05/01/2022	8,500	8,798
7.250% due 05/01/2023	3,500	3,745
Ritchie Bros Auctioneers, Inc.
5.375% due 01/15/2025	7,500	7,688
Rite Aid Corp.
6.125% due 04/01/2023	17,500	17,412
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	8,000	8,160
Rockies Express Pipeline LLC
5.625% due 04/15/2020	12,000	12,690
6.000% due 01/15/2019	8,500	8,904
6.875% due 04/15/2040	5,000	5,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rowan Cos., Inc.
4.750% due 01/15/2024		$12,750	$11,507
4.875% due 06/01/2022		10,000	9,600
5.400% due 12/01/2042		4,000	3,020
5.850% due 01/15/2044		7,405	5,739
7.375% due 06/15/2025		7,500	7,594
7.875% due 08/01/2019		2,000	2,158
RSP Permian, Inc.
5.250% due 01/15/2025		10,900	11,036
6.625% due 10/01/2022		5,000	5,288
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		10,000	10,915
5.875% due 06/30/2026		5,000	5,522
Sabre GLBL, Inc.
5.250% due 11/15/2023		12,250	12,587
5.375% due 04/15/2023		2,850	2,928
Sally Holdings LLC
5.625% due 12/01/2025		2,500	2,509
5.750% due 06/01/2022		5,000	5,169
Schaeffler Finance BV
4.250% due 05/15/2021		17,000	17,319
4.750% due 05/15/2023		10,000	10,325
Scientific Games International, Inc.
6.250% due 09/01/2020		17,600	16,764
7.000% due 01/01/2022		9,000	9,641
10.000% due 12/01/2022		12,500	13,375
Scotts Miracle-Gro Co.
5.250% due 12/15/2026		10,000	10,150
Sealed Air Corp.
4.875% due 12/01/2022		3,250	3,398
5.125% due 12/01/2024		10,000	10,437
5.250% due 04/01/2023		10,000	10,550
5.500% due 09/15/2025		2,250	2,391
6.875% due 07/15/2033		6,710	7,331
Select Medical Corp.
6.375% due 06/01/2021		5,000	5,075
Sensata Technologies BV
4.875% due 10/15/2023		10,000	10,056
5.000% due 10/01/2025		10,135	10,262
5.625% due 11/01/2024		5,250	5,493
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		24,000	25,560
ServiceMaster Co. LLC
5.125% due 11/15/2024		5,000	5,138
7.250% due 03/01/2038		2,000	1,996
SFR Group S.A.
6.000% due 05/15/2022		32,000	33,280
6.250% due 05/15/2024		40,050	40,450
7.375% due 05/01/2026		22,000	22,742
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	20,000	22,827
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$20,000	20,612

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Silversea Cruise Finance Ltd.
7.250% due 02/01/2025	$2,950	$3,120
Sinclair Television Group, Inc.
5.125% due 02/15/2027	5,000	4,850
5.375% due 04/01/2021	5,000	5,125
5.625% due 08/01/2024	10,000	10,150
5.875% due 03/15/2026	7,000	7,201
6.125% due 10/01/2022	3,000	3,154
Sirius XM Radio, Inc.
5.375% due 04/15/2025	20,000	20,520
Sophia LP
9.000% due 09/30/2023	10,000	10,550
Southwestern Energy Co.
4.100% due 03/15/2022	20,000	18,750
5.800% due 01/23/2020	17,000	17,244
6.700% due 01/23/2025	12,000	11,940
7.500% due 02/01/2018	1,292	1,352
Spectrum Brands, Inc.
5.750% due 07/15/2025	15,000	15,937
6.125% due 12/15/2024	8,000	8,500
6.625% due 11/15/2022	20,750	21,969
Springs Industries, Inc.
6.250% due 06/01/2021	20,000	20,650
SPX FLOW, Inc.
5.625% due 08/15/2024	14,000	14,157
5.875% due 08/15/2026	15,000	15,169
Standard Industries, Inc.
5.000% due 02/15/2027	6,500	6,386
5.375% due 11/15/2024	31,750	32,325
5.500% due 02/15/2023	1,500	1,538
6.000% due 10/15/2025	20,000	20,750
Steel Dynamics, Inc.
5.000% due 12/15/2026	4,650	4,720
5.125% due 10/01/2021	10,225	10,596
5.500% due 10/01/2024	3,500	3,666
6.375% due 08/15/2022	6,000	6,278
Sterigenics-Nordion Holdings LLC
6.500% due 05/15/2023	12,500	12,812
Sterigenics-Nordion Topco LLC
8.125% due 11/01/2021 (b)	12,500	12,844
Suburban Propane Partners LP
5.750% due 03/01/2025	7,500	7,425
Sunoco LP
5.500% due 08/01/2020	6,000	6,068
6.250% due 04/15/2021	5,000	5,125
Symantec Corp.
5.000% due 04/15/2025	4,000	4,098
Syniverse Foreign Holdings Corp.
9.125% due 01/15/2022	10,658	10,338
Syniverse Holdings, Inc.
9.125% due 01/15/2019	1,842	1,727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
T-Mobile USA, Inc.
6.125% due 01/15/2022	$3,000	$3,176
6.250% due 04/01/2021	17,000	17,531
6.375% due 03/01/2025	20,000	21,600
6.500% due 01/15/2026	20,000	21,950
6.625% due 04/01/2023	25,000	26,742
6.731% due 04/28/2022	10,000	10,388
6.836% due 04/28/2023	12,150	13,031
Teck Resources Ltd.
3.750% due 02/01/2023	10,000	9,750
4.500% due 01/15/2021	23,000	23,956
4.750% due 01/15/2022	5,000	5,194
6.000% due 08/15/2040	4,000	4,050
6.125% due 10/01/2035	20,000	20,750
6.250% due 07/15/2041	10,000	10,452
8.500% due 06/01/2024	4,000	4,625
TEGNA, Inc.
4.875% due 09/15/2021	3,500	3,561
5.500% due 09/15/2024	10,750	11,046
Teine Energy Ltd.
6.875% due 09/30/2022	10,000	10,250
Teleflex, Inc.
4.875% due 06/01/2026	6,250	6,313
5.250% due 06/15/2024	5,000	5,125
Tempur Sealy International, Inc.
5.500% due 06/15/2026	10,000	9,885
5.625% due 10/15/2023	11,000	11,110
Tenet Healthcare Corp.
4.375% due 10/01/2021	10,000	10,050
4.500% due 04/01/2021	7,000	7,035
5.000% due 03/01/2019	20,000	20,131
5.500% due 03/01/2019	75	76
6.000% due 10/01/2020	6,350	6,731
6.750% due 06/15/2023 (i)	10,000	9,850
8.125% due 04/01/2022	14,000	14,665
Terex Corp.
5.625% due 02/01/2025	7,475	7,596
6.500% due 04/01/2020	2,000	2,033
Tervita Escrow Corp.
7.625% due 12/01/2021	4,000	4,150
Tesoro Logistics LP
5.250% due 01/15/2025	2,750	2,881
5.875% due 10/01/2020	4,610	4,760
6.125% due 10/15/2021	250	262
6.250% due 10/15/2022	15,000	15,919
Time, Inc.
5.750% due 04/15/2022	10,000	10,450
TransDigm, Inc.
6.000% due 07/15/2022	15,000	15,234
6.375% due 06/15/2026	20,000	20,062
6.500% due 07/15/2024	33,200	33,698

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Transocean, Inc.
6.800% due 03/15/2038 (i)		$10,000	$8,275
7.500% due 04/15/2031		28,000	25,340
9.000% due 07/15/2023		28,000	30,030
TreeHouse Foods, Inc.
4.875% due 03/15/2022		10,250	10,532
6.000% due 02/15/2024		13,700	14,419
Tribune Media Co.
5.875% due 07/15/2022		10,000	10,475
Trinidad Drilling Ltd.
6.625% due 02/15/2025		2,475	2,478
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		8,500	8,978
Triumph Group, Inc.
4.875% due 04/01/2021		10,000	9,700
Tullow Oil PLC
6.250% due 04/15/2022		10,000	9,400
U.S. Concrete, Inc.
6.375% due 06/01/2024		22,575	23,478
U.S. Foods, Inc.
5.875% due 06/15/2024		14,000	14,595
United Rentals North America, Inc.
4.625% due 07/15/2023		2,750	2,843
5.500% due 07/15/2025		12,000	12,405
5.500% due 05/15/2027		15,500	15,694
5.875% due 09/15/2026		5,000	5,231
7.625% due 04/15/2022		4,481	4,674
United States Steel Corp.
8.375% due 07/01/2021		8,975	9,985
Unitymedia GmbH
6.125% due 01/15/2025		15,000	15,862
Unitymedia Hessen GmbH & Co. KG
4.625% due 02/15/2026	EUR	4,000	4,575
5.000% due 01/15/2025		$13,750	14,128
5.500% due 01/15/2023		24,000	25,047
Univar USA, Inc.
6.750% due 07/15/2023		15,000	15,637
Univision Communications, Inc.
5.125% due 05/15/2023		20,000	20,000
5.125% due 02/15/2025		40,000	39,500
6.750% due 09/15/2022		9,981	10,507
UPCB Finance Ltd.
5.375% due 01/15/2025		15,745	15,922
USG Corp.
5.500% due 03/01/2025		20,950	21,867
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	7,000	5,518
5.375% due 03/15/2020		$7,500	6,741
5.500% due 03/01/2023		5,000	3,875
5.625% due 12/01/2021		17,500	14,175
5.875% due 05/15/2023		10,000	7,813
6.125% due 04/15/2025		10,000	7,738

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 10/15/2020	$5,000	$4,550
6.500% due 03/15/2022	4,475	4,615
6.750% due 08/15/2021	12,000	10,410
7.000% due 03/15/2024	9,000	9,259
7.250% due 07/15/2022	12,000	10,290
7.500% due 07/15/2021	10,000	8,800
Valvoline, Inc.
5.500% due 07/15/2024	4,000	4,210
VeriSign, Inc.
4.625% due 05/01/2023	10,000	10,162
5.250% due 04/01/2025	5,750	5,987
Versum Materials, Inc.
5.500% due 09/30/2024	8,700	9,015
Videotron Ltd.
5.000% due 07/15/2022	12,000	12,570
5.125% due 04/15/2027 (a)	7,250	7,250
Virgin Media Finance PLC
5.750% due 01/15/2025	8,000	8,050
6.000% due 10/15/2024	14,000	14,560
Virgin Media Secured Finance PLC
5.250% due 01/15/2026	23,900	24,139
5.500% due 08/15/2026	14,000	14,245
Vista Outdoor, Inc.
5.875% due 10/01/2023 (i)	15,000	14,662
Welbilt, Inc.
9.500% due 02/15/2024	10,000	11,575
WellCare Health Plans, Inc.
5.250% due 04/01/2025	11,775	12,172
Welltec A/S
8.000% due 02/01/2019	10,000	10,075
WESCO Distribution, Inc.
5.375% due 12/15/2021	4,000	4,170
5.375% due 06/15/2024	14,000	14,420
Western Digital Corp.
7.375% due 04/01/2023	5,000	5,494
10.500% due 04/01/2024	5,000	5,900
WhiteWave Foods Co.
5.375% due 10/01/2022	7,000	7,630
Whiting Petroleum Corp.
5.000% due 03/15/2019	17,000	17,042
5.750% due 03/15/2021 (i)	6,000	5,993
6.250% due 04/01/2023 (i)	4,000	4,000
Williams Cos., Inc.
4.550% due 06/24/2024	30,000	30,375
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	20,000	20,425
7.375% due 04/23/2021	25,000	26,062
Windstream Services LLC
7.750% due 10/15/2020	5,000	5,088
7.750% due 10/01/2021 (i)	4,000	3,960
WMG Acquisition Corp.
5.000% due 08/01/2023	8,000	8,110

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wolverine World Wide, Inc.
5.000% due 09/01/2026	$3,975	$3,746
WPX Energy, Inc.
5.250% due 09/15/2024	8,000	7,780
6.000% due 01/15/2022	5,000	5,125
7.500% due 08/01/2020	5,000	5,325
8.250% due 08/01/2023	5,000	5,588
WR Grace & Co-Conn
5.125% due 10/01/2021	10,000	10,525
5.625% due 10/01/2024	8,280	8,756
Wynn Las Vegas LLC
5.375% due 03/15/2022	15,000	15,394
5.500% due 03/01/2025	20,000	20,375
Wynn Macau Ltd.
5.250% due 10/15/2021	10,000	10,225
XPO Logistics, Inc.
6.500% due 06/15/2022 (i)	24,000	25,290
Yum! Brands, Inc.
6.875% due 11/15/2037	5,250	5,434
Zayo Group LLC
5.750% due 01/15/2027	9,300	9,833
6.375% due 05/15/2025	2,000	2,166
ZF North America Capital, Inc.
4.000% due 04/29/2020	2,000	2,063
4.500% due 04/29/2022	5,000	5,225
4.750% due 04/29/2025	30,000	31,162
Ziggo Bond Finance BV
5.875% due 01/15/2025	14,025	14,200
Ziggo Secured Finance BV
5.500% due 01/15/2027	18,000	18,043

		7,718,568

UTILITIES 8.0%
AES Corp.
6.000% due 05/15/2026	7,250	7,540
8.000% due 06/01/2020	6,524	7,519
Alta Mesa Holdings LP
7.875% due 12/15/2024	3,000	3,135
AmeriGas Partners LP
5.500% due 05/20/2025	10,500	10,474
5.750% due 05/20/2027	4,000	3,969
Antero Midstream Partners LP
5.375% due 09/15/2024	5,300	5,406
Blue Racer Midstream LLC
6.125% due 11/15/2022	20,000	20,350
Calpine Corp.
5.375% due 01/15/2023	23,250	23,657
5.750% due 01/15/2025	25,000	24,934
CenturyLink, Inc.
5.800% due 03/15/2022	12,000	12,412
6.450% due 06/15/2021	12,000	12,809
7.500% due 04/01/2024	10,000	10,597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Covanta Holding Corp.
5.875% due 03/01/2024	$2,000	$2,035
5.875% due 07/01/2025	5,000	5,022
6.375% due 10/01/2022	6,500	6,727
7.250% due 12/01/2020	2,500	2,560
Extraction Oil & Gas Holdings LLC
7.875% due 07/15/2021	2,000	2,115
Frontier Communications Corp.
6.875% due 01/15/2025	22,000	18,315
7.125% due 03/15/2019	10,000	10,600
8.875% due 09/15/2020	5,000	5,294
10.500% due 09/15/2022	18,750	19,078
11.000% due 09/15/2025	10,000	9,744
Genesis Energy LP
5.625% due 06/15/2024	4,000	3,930
5.750% due 02/15/2021	6,575	6,690
6.000% due 05/15/2023	9,000	9,090
6.750% due 08/01/2022	7,750	8,029
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	16,000	16,682
NGL Energy Partners LP
6.125% due 03/01/2025	7,000	6,825
7.500% due 11/01/2023	5,000	5,188
NGPL PipeCo LLC
7.119% due 12/15/2017	5,000	5,163
NRG Energy, Inc.
6.250% due 07/15/2022	15,000	15,412
6.250% due 05/01/2024	10,000	10,019
6.625% due 03/15/2023	30,000	30,844
6.625% due 01/15/2027	20,000	20,050
7.625% due 01/15/2018	1,333	1,383
7.875% due 05/15/2021	3,944	4,072
NRG Yield Operating LLC
5.000% due 09/15/2026	10,000	9,775
5.375% due 08/15/2024	2,000	2,040
NSG Holdings LLC
7.750% due 12/15/2025	23,176	25,030
Parsley Energy LLC
5.375% due 01/15/2025	15,000	15,262
6.250% due 06/01/2024	8,500	9,052
PBF Logistics LP
6.875% due 05/15/2023	3,750	3,816
Petrobras Global Finance BV
6.125% due 01/17/2022	5,750	6,043
6.250% due 03/17/2024	3,500	3,601
6.750% due 01/27/2041	3,000	2,823
7.375% due 01/17/2027	5,750	6,093
Red Oak Power LLC
8.540% due 11/30/2019	6,994	7,029
9.200% due 11/30/2029	3,795	3,975
Sprint Capital Corp.
6.900% due 05/01/2019	5,000	5,350
8.750% due 03/15/2032	27,000	32,535

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
6.000% due 11/15/2022	$30,000	$30,750
7.000% due 03/01/2020	5,000	5,463
7.000% due 08/15/2020	27,000	29,059
9.000% due 11/15/2018	5,000	5,456
Sprint Corp.
7.125% due 06/15/2024	17,500	18,725
7.250% due 09/15/2021	37,000	40,041
7.625% due 02/15/2025 (i)	15,000	16,425
7.875% due 09/15/2023	50,000	55,500
Talen Energy Supply LLC
4.625% due 07/15/2019	5,000	5,125
6.500% due 06/01/2025 (i)	7,000	5,968
Tallgrass Energy Partners LP
5.500% due 09/15/2024	14,000	14,140
Targa Resources Partners LP
4.250% due 11/15/2023	15,500	15,229
5.250% due 05/01/2023	15,000	15,412
6.375% due 08/01/2022	5,125	5,311
Telecom Italia Capital S.A.
6.375% due 11/15/2033	12,625	12,822
7.200% due 07/18/2036	6,000	6,391
Telecom Italia SpA
5.303% due 05/30/2024	25,000	25,375
Tenaska Alabama Partners LP
7.000% due 06/30/2021	13,480	13,918
Terraform Global Operating LLC
9.750% due 08/15/2022	5,000	5,631
TerraForm Power Operating LLC
6.375% due 02/01/2023	17,000	17,744
6.625% due 06/15/2025	3,150	3,378
Transocean Proteus Ltd.
6.250% due 12/01/2024	8,500	8,819

		856,775

Total Corporate Bonds & Notes (Cost $9,279,376)		9,510,736

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Countrywide Alternative Loan Trust
2.998% due 10/25/2035 ^	71	59
Countrywide Home Loan Mortgage Pass- Through Trust
3.179% due 02/20/2036 ^	153	127
Credit Suisse Mortgage Capital Mortgage- Backed Trust
6.000% due 10/25/2021 ^	8	7
First Horizon Alternative Mortgage Securities Trust
3.067% due 10/25/2034	39	38
GreenPoint Mortgage Funding Trust
1.182% due 10/25/2046	638	485
1.182% due 12/25/2046 ^	418	310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.127% due 04/25/2035	$24	$24
HarborView Mortgage Loan Trust
3.381% due 08/19/2036 ^	109	101
Lehman XS Trust
1.222% due 09/25/2046 ^	24	8
Residential Accredit Loans, Inc. Trust
4.301% due 09/25/2035 ^	142	119
Structured Asset Mortgage Investments Trust
1.192% due 05/25/2036	1,269	976
1.228% due 07/19/2035	42	41
TBW Mortgage-Backed Trust
6.015% due 07/25/2037	275	204
WaMu Mortgage Pass-Through Certificates Trust
1.392% due 12/25/2045	274	257

Total Non-Agency Mortgage-Backed Securities (Cost $2,494)		2,756

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
1.342% due 04/25/2037	380	184
NovaStar Mortgage Funding Trust
1.082% due 03/25/2037	78	42

Total Asset-Backed Securities (Cost $340)		226

	SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(g)	170,260	290
NVHL S.A. ‘B’ (c)(g)	170,260	290
NVHL S.A. ‘C’ (c)(g)	170,260	290
NVHL S.A. ‘D’ (c)(g)	170,260	290
NVHL S.A. ‘E’ (c)(g)	170,260	291
NVHL S.A. ‘F’ (c)(g)	170,260	291
NVHL S.A. ‘G’ (c)(g)	170,260	291
NVHL S.A. ‘H’ (c)(g)	170,260	291
NVHL S.A. ‘I’ (c)(g)	170,260	291
NVHL S.A. ‘J’ (c)(g)	170,260	291

		2,906

INFORMATION TECHNOLOGY 0.0%
Local Insight Media Holdings, Inc. (g)	6,323	49

Total Common Stocks (Cost $5,538)		2,955

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019	2,421,000	$126

Total Warrants (Cost $0)		126

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Pinnacle Agriculture Holdings LLC
3.000% (g)	660,832	310

Total Preferred Securities (Cost $437)		310

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.0%
		4,528

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
0.722% due 04/20/2017 - 04/27/2017 (d)(e)(l)	$3,192	3,191

Total Short-Term Instruments (Cost $7,719)		7,719

Total Investments in Securities (Cost $9,382,382)		9,609,235

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.0%

SHORT-TERM INSTRUMENTS 11.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.0%
PIMCO Short-Term Floating NAV Portfolio III	118,589,133	$1,172,372

Total Short-Term Instruments (Cost $1,172,327)		1,172,372

Total Investments in Affiliates (Cost $1,172,327)		1,172,372

Total Investments 101.1% (Cost $10,554,709)		$10,781,607

Financial Derivative Instruments (j)(k) (0.0)% (Cost or Premiums, net $0)		(314)

Other Assets and Liabilities, net (1.1)%		(119,922)

Net Assets 100.0%		$10,661,371

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$49	0.00%
NVHL S.A. ‘A’	03/09/2012	553	290	0.00
NVHL S.A. ‘B’	03/09/2012	553	290	0.00
NVHL S.A. ‘C’	03/09/2012	554	290	0.00
NVHL S.A. ‘D’	03/09/2012	554	290	0.00
NVHL S.A. ‘E’	03/09/2012	554	291	0.00
NVHL S.A. ‘F’	03/09/2012	554	291	0.01
NVHL S.A. ‘G’	03/09/2012	554	291	0.01
NVHL S.A. ‘H’	03/09/2012	554	291	0.01
NVHL S.A. ‘I’	03/09/2012	554	291	0.00
NVHL S.A. ‘J’	03/09/2012	554	291	0.00
Pinnacle Agriculture Holdings LLC 3.000%	08/20/2014 - 09/05/2014	437	310	0.00

		$5,975	$3,265	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$4,528	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(4,622)	$4,528	$4,528

Total Repurchase Agreements						$(4,622)	$4,528	$4,528

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(4.000)%	03/31/2017	TBD	(4)	$(2,202)	$(2,201)
	(3.250)	03/29/2017	TBD	(4)	(4,134)	(4,132)
	(3.000)	10/12/2016	10/12/2017		(1,700)	(1,676)
	(3.000)	10/14/2016	10/14/2017		(1,693)	(1,669)
	(1.000)	02/27/2017	TBD	(4)	(2,214)	(2,212)
	(1.000)	03/10/2017	TBD	(4)	(8,909)	(8,903)
	(1.000)	03/17/2017	TBD	(4)	(2,952)	(2,951)
	(0.500)	09/26/2016	09/26/2017		(4,748)	(4,736)
	(0.500)	01/06/2017	01/06/2018		(3,794)	(3,789)
	(0.500)	01/06/2017	TBD	(4)	(4,027)	(4,022)
	(0.500)	02/10/2017	TBD	(4)	(1,745)	(1,744)
	(0.500)	03/10/2017	TBD	(4)	(2,528)	(2,527)
	(0.500)	03/29/2017	TBD	(4)	(887)	(887)
	(0.250)	02/09/2017	TBD	(4)	(17,050)	(17,044)
	(0.250)	02/27/2017	TBD	(4)	(3,493)	(3,492)
	(0.250)	03/01/2017	TBD	(4)	(2,561)	(2,560)
	(0.250)	03/17/2017	TBD	(4)	(5,352)	(5,351)
	(0.250)	03/27/2017	TBD	(4)	(864)	(864)
	0.000	03/27/2017	TBD	(4)	(4,548)	(4,548)
	0.250	03/16/2017	TBD	(4)	(4,688)	(4,689)
	0.250	03/17/2017	TBD	(4)	(26,952)	(26,955)
	0.500	03/17/2017	TBD	(4)	(956)	(956)

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
RDR	(4.000)%	03/27/2017	TBD	(4)	$(2,548)	$(2,546)
	(1.250)	03/16/2017	TBD	(4)	(7,301)	(7,297)
	(0.750)	12/12/2016	12/12/2017		(5,748)	(5,735)
	(0.250)	04/29/2016	TBD	(4)	(4,728)	(4,717)

Total Reverse Repurchase Agreements						$(128,203)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(i)	Securities with an aggregate market value of $140,166 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(107,908)	$0	$(107,908)	$118,712	$10,804
RBC	0	0	0	0	(566)	(566)
RDR	0	(20,295)	0	(20,295)	21,454	1,159
SSB	4,528	0	0	4,528	(4,622)	(94)

Total Borrowings and Other Financing Transactions	$4,528	$(128,203)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(128,203)	$(128,203)

Total Borrowings	$0	$0	$0	$(128,203)	$(128,203)

Gross amount of recognized liabilities for reverse repurchase agreements					$(128,203)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(131,982) at a weighted average interest rate of (0.925)%.
(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$48,000	$4,100	$1,014	$34	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	73,500	6,142	5,883	64	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	99,000	8,707	5,376	68	0
CDX.HY-27 5-Year Index	5.000	12/20/2021	198,000	16,046	4,906	147	0
CDX.HY-28 5-Year Index	5.000	06/20/2022	25,000	1,861	36	0	(5)

				$36,856	$17,215	$313	$(5)

Total Swap Agreements				$36,856	$17,215	$313	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

Cash of $28,750 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$313	$313	$0	$0	$(5)	$(5)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2017	$	37,903	EUR	35,592	$86	$(19)
GLM	04/2017		4,638		4,369	35	(13)
	04/2017		8,027	GBP	6,460	67	0
	05/2017	GBP	6,460	$	8,033	0	(66)
HUS	05/2017	EUR	6,986		7,481	19	0
JPM	05/2017	$	1,136	CHF	1,125	0	(10)
MSB	04/2017	GBP	6,460	$	8,102	8	0
SCX	04/2017	$	88,216	EUR	82,176	0	(551)
	05/2017	EUR	82,176	$	88,327	551	0
UAG	04/2017		122,137		129,567	0	(729)

Total Forward Foreign Currency Contracts						$766	$(1,388)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(l)	Securities with an aggregate market value of $912 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
CBK	$86	$0	$0	$86	$(19)	$0	$0	$(19)	$67	$(370)	$(303)
GLM	102	0	0	102	(79)	0	0	(79)	23	0	23
HUS	19	0	0	19	0	0	0	0	19	0	19
JPM	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
MSB	8	0	0	8	0	0	0	0	8	0	8
SCX	551	0	0	551	(551)	0	0	(551)	0	0	0
UAG	0	0	0	0	(729)	0	0	(729)	(729)	912	183

Total Over the Counter	$766	$0	$0	$766	$(1,388)	$0	$0	$(1,388)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO High Yield Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$313	$0	$0	$0	$313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$766	$0	$766

	$0	$313	$0	$766	$0	$1,079

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$0	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,388	$0	$1,388

	$0	$5	$0	$1,388	$0	$1,393

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$27,555	$0	$0	$(21)	$27,534

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,109	$0	$10,109
Swap Agreements	0	510	0	0	0	510

	$0	$510	$0	$10,109	$0	$10,619

	$0	$28,065	$0	$10,109	$(21)	$38,153

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$5,580	$0	$0	$0	$5,580

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,043	$0	$4,043

	$0	$5,580	$0	$4,043	$0	$9,623

40	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$41,382	$43,025	$84,407
Corporate Bonds & Notes
Banking & Finance	7,875	927,518	0	935,393
Industrials	7,250	7,703,517	7,801	7,718,568
Utilities	0	856,775	0	856,775
Non-Agency Mortgage-Backed Securities	0	2,756	0	2,756
Asset-Backed Securities	0	226	0	226
Common Stocks
Health Care	0	2,906	0	2,906
Information Technology	0	0	49	49
Warrants
Information Technology	0	0	126	126
Preferred Securities
Industrials	0	0	310	310
Short-Term Instruments
Repurchase Agreements	0	4,528	0	4,528
U.S. Treasury Bills	0	3,191	0	3,191
	$15,125	$9,542,799	$51,311	$9,609,235

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,172,372	$0	$0	$1,172,372

Total Investments	$1,187,497	$9,542,799	$51,311	$10,781,607

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	313	0	313
Over the counter	0	766	0	766
	$0	$1,079	$0	$1,079

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5)	0	(5)
Over the counter	0	(1,388)	0	(1,388)
	$0	$(1,393)	$0	$(1,393)

Total Financial Derivative Instruments	$0	$(314)	$0	$(314)

Totals	$1,187,497	$9,542,485	$51,311	$10,781,293

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

42	PIMCO HIGH YIELD FUND

March 31, 2017

(b) Cash and Foreign Currency The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

ANNUAL REPORT	MARCH 31, 2017	43

Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

44	PIMCO HIGH YIELD FUND

March 31, 2017

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally

ANNUAL REPORT	MARCH 31, 2017	45

Notes to Financial Statements (Cont.)

valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2017	47

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,115,544	$3,628,617	$(3,572,200)	$789	$(378)	$1,172,372	$9,017	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions   The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or

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assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had $59,024,504 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in

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Notes to Financial Statements (Cont.)

mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  The Fund may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. The agreements expire on September 5, 2017 unless extended or renewed. There is a maximum available commitment amount for the Fund equal to $575,294,118. Prior to September 6, 2016, the maximum commitment amount was $535,000,000. Commitment, upfront and interest fees of $1,374,684 paid by the Fund are disclosed as part of interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized

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appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized

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Notes to Financial Statements (Cont.)

gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

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Notes to Financial Statements (Cont.)

Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose

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value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the

ANNUAL REPORT	MARCH 31, 2017	59

Notes to Financial Statements (Cont.)

Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback

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transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.30%
Class P	0.40%
Administrative Class	0.30%
Class A	0.40%
Class C	0.40%
Class D	0.40%
Class R	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$243,540.00	$295,586.00

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$3,310,700	$3,000,519

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO High Yield Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	601,238	$5,266,685	422,598	$3,603,668
Class P	89,896	773,036	140,789	1,156,161
Administrative Class	41,613	367,133	17,707	154,793
Class D	24,898	217,064	42,664	368,128
Class A	22,343	194,857	29,071	251,006
Class C	2,747	23,874	4,862	42,708
Class R	1,415	12,357	1,351	11,742

Issued as reinvestment of distributions
Institutional Class	37,319	326,488	50,524	434,664
Class P	2,836	24,783	3,031	25,997
Administrative Class	2,333	20,427	3,452	29,616
Class D	2,304	20,122	3,313	28,498
Class A	3,279	28,656	5,215	44,772
Class C	1,390	12,155	2,551	21,852
Class R	182	1,591	299	2,566

Cost of shares redeemed
Institutional Class	(486,274)	(4,235,723)	(524,419)	(4,582,481)
Class P	(201,378)	(1,764,381)	(34,073)	(293,484)
Administrative Class	(44,729)	(393,461)	(23,674)	(205,726)
Class D	(39,731)	(345,948)	(49,731)	(435,143)
Class A	(37,339)	(324,635)	(42,589)	(371,978)
Class C	(10,242)	(89,596)	(14,980)	(130,833)
Class R	(1,734)	(15,111)	(2,292)	(20,075)
Net increase (decrease) resulting from Fund share transactions	12,366	$120,373	35,669	$136,451

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

ANNUAL REPORT	MARCH 31, 2017	65

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO High Yield Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

$340	$0	$238,014	$(12,159)	$(126,101)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

66	PIMCO HIGH YIELD FUND

March 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO High Yield Fund

Short-Term	Long-Term

$0	$126,101
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO High Yield Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

$10,561,234	$350,031	$(129,658)	$220,373
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO High Yield Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$571,025	$0	$0	$501,863	$198,422	$10,927

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO High Yield Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

68	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RDR	RBC Capital Markets
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced
PIK	Payment-in-Kind	TBD	To Be Determined

ANNUAL REPORT	MARCH 31, 2017	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO High Yield Fund	0.00%	0.00%	$571,024	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

70	PIMCO HIGH YIELD FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	71

Management of the Trust  (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

72	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	73

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

74	PIMCO HIGH YIELD FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3020AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Short-Term Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C
∎	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO SHORT-TERM FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

around tax rates, a potential repeal of the tax exemption, and heightened infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Short-Term Fund (Cont.)

components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an

6	PIMCO SHORT-TERM FUND

indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Short-Term Fund	10/07/87	10/07/87	04/30/08	02/01/96	04/08/98	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Short-Term Fund (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO SHORT-TERM FUND

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ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	3.49%	1.64%	2.31%	4.40%
PIMCO Short-Term Fund Class P	3.38%	1.54%	2.21%	4.31%
PIMCO Short-Term Fund Administrative Class	3.23%	1.39%	2.06%	4.14%
PIMCO Short-Term Fund Class D	3.23%	1.39%	2.04%	4.11%
PIMCO Short-Term Fund Class A	3.23%	1.39%	2.02%	4.02%
PIMCO Short-Term Fund Class A (adjusted)	0.90%	0.93%	1.78%	3.95%
PIMCO Short-Term Fund Class C	2.92%	1.08%	1.71%	3.71%
PIMCO Short-Term Fund Class C (adjusted)	1.92%	1.08%	1.71%	3.71%
PIMCO Short-Term Fund Class R	2.97%	1.14%	1.76%	3.85%
Citi 3-Month Treasury Bill Index	0.34%	0.11%	0.61%	3.25%♦
Lipper Ultra-Short Obligation Funds Average	1.35%	0.67%	1.40%	4.35%♦

All Fund returns are net of fees and expenses.

♦Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.47% for Institutional Class shares, 0.57% for Class P shares, 0.72% for Administrative Class shares, 0.72% for Class D shares, 0.72% for Class A shares, 1.02% for Class C shares, and 0.97% for Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	Class P - PTSPX	Administrative Class - PSFAX	Class D - PSHDX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of 03/31/2017†§

Corporate Bonds & Notes	52.8%
Short-Term Instruments‡	15.6%
Asset-Backed Securities	12.7%
Sovereign Issues	7.4%
U.S. Treasury Obligations	5.0%
Other	6.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Underweight exposure to U.S. interest rates contributed to performance, as interest rates rose.

»	Exposure to securitized debt contributed to performance, as these securities generally posted positive total returns.

»	Long U.S. dollar positions versus the euro, Australian dollar and Canadian dollar contributed to performance, as these currencies depreciated versus the U.S. dollar.

»	Long U.S. dollar positions versus the Japanese yen detracted from performance, as the yen appreciated versus the U.S. dollar.

»	Exposure to local Mexican duration detracted from performance, as Mexican interest rates rose.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,014.50	$2.61	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	1,014.00	3.11	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	1,013.20	3.86	1,000.00	1,021.09	3.88	0.77
Class D	1,000.00	1,013.20	3.86	1,000.00	1,021.09	3.88	0.77
Class A	1,000.00	1,013.20	3.86	1,000.00	1,021.09	3.88	0.77
Class C	1,000.00	1,011.70	5.37	1,000.00	1,019.60	5.39	1.07
Class R	1,000.00	1,012.00	5.12	1,000.00	1,019.85	5.14	1.02

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO SHORT-TERM FUND

Benchmark Descriptions

Index*	Description

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$9.66	$0.17	$0.16	$0.33	$(0.14)	$0.00	$(0.03)	$(0.17)
03/31/2016	9.79	0.14	(0.09)	0.05	(0.18)	0.00	0.00	(0.18)
03/31/2015	9.88	0.08	0.02	0.10	(0.14)	(0.05)	0.00	(0.19)
03/31/2014	9.89	0.11	(0.01)	0.10	(0.10)	(0.01)	0.00	(0.11)
03/31/2013	9.80	0.10	0.12	0.22	(0.10)	(0.03)	0.00	(0.13)
Class P
03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)
03/31/2016	9.79	0.13	(0.09)	0.04	(0.17)	0.00	0.00	(0.17)
03/31/2015	9.88	0.07	0.02	0.09	(0.13)	(0.05)	0.00	(0.18)
03/31/2014	9.89	0.10	(0.01)	0.09	(0.09)	(0.01)	0.00	(0.10)
03/31/2013	9.80	0.09	0.12	0.21	(0.09)	(0.03)	0.00	(0.12)
Administrative Class
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)
03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	0.00	(0.09)
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	0.00	(0.11)
Class D
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)
03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	0.00	(0.09)
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	0.00	(0.11)
Class A
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)
03/31/2016	9.79	0.12	(0.10)	0.02	(0.15)	0.00	0.00	(0.15)
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	0.00	(0.09)
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	0.00	(0.11)
Class C
03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)
03/31/2016	9.79	0.09	(0.10)	(0.01)	(0.12)	0.00	0.00	(0.12)
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)
03/31/2014	9.89	0.05	0.00	0.05	(0.05)	(0.01)	0.00	(0.06)
03/31/2013	9.80	0.05	0.12	0.17	(0.05)	(0.03)	0.00	(0.08)

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$9.82	3.49%	$7,238,471	0.53%	0.45%	1.76%	324%
9.66	0.47	8,433,549	0.47	0.45	1.42	1,753
9.79	1.00	10,827,073	0.46	0.45	0.86	283
9.88	1.00	10,141,064	0.46	0.45	1.07	252
9.89	2.27	7,101,022	0.46	0.45	1.05	180

9.82	3.38	1,713,191	0.63	0.55	1.65	324
9.66	0.37	1,155,364	0.57	0.55	1.38	1,753
9.79	0.90	426,732	0.56	0.55	0.75	283
9.88	0.90	520,949	0.56	0.55	0.97	252
9.89	2.17	393,917	0.56	0.55	0.96	180

9.82	3.23	1,677,360	0.78	0.70	1.51	324
9.66	0.22	1,408,999	0.72	0.70	1.16	1,753
9.79	0.75	1,779,070	0.71	0.70	0.60	283
9.88	0.75	1,889,250	0.71	0.70	0.82	252
9.89	2.02	2,771,619	0.71	0.70	0.80	180

9.82	3.23	513,289	0.78	0.70	1.50	324
9.66	0.22	430,087	0.72	0.70	1.18	1,753
9.79	0.75	423,665	0.71	0.70	0.60	283
9.88	0.75	531,673	0.71	0.70	0.82	252
9.89	2.02	467,348	0.71	0.70	0.80	180

9.82	3.23	903,392	0.78	0.70	1.50	324
9.66	0.22	618,410	0.72	0.70	1.18	1,753
9.79	0.75	641,931	0.71	0.70	0.60	283
9.88	0.75	988,553	0.71	0.70	0.83	252
9.89	2.02	1,191,580	0.71	0.70	0.81	180

9.82	2.92	174,228	1.08	1.00	1.21	324
9.66	(0.08)	178,088	1.02	1.00	0.88	1,753
9.79	0.45	190,986	1.01	1.00	0.30	283
9.88	0.45	258,462	1.01	1.00	0.52	252
9.89	1.71	196,056	1.01	1.00	0.50	180

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
03/31/2017	$9.66	$0.12	$0.17	$0.29	$(0.10)	$0.00	$(0.03)	$(0.13)
03/31/2016	9.79	0.09	(0.09)	0.00	(0.13)	0.00	0.00	(0.13)
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)
03/31/2014	9.89	0.06	(0.01)	0.05	(0.05)	(0.01)	0.00	(0.06)
03/31/2013	9.80	0.06	0.11	0.17	(0.05)	(0.03)	0.00	(0.08)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$9.82	2.97%	$116,464	1.03%	0.95%	1.25%	324%
9.66	(0.03)	104,036	0.97	0.95	0.94	1,753
9.79	0.50	77,909	0.96	0.95	0.35	283
9.88	0.50	59,154	0.96	0.95	0.57	252
9.89	1.77	24,513	0.96	0.95	0.57	180

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$12,905,512
Investments in Affiliates	561,284
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,144
Over the counter	37,048
Cash	996
Deposits with counterparty	70,354
Foreign currency, at value	16,372
Receivable for investments sold	355,689
Receivable for Fund shares sold	21,689
Interest and/or dividends receivable	69,818
Dividends receivable from Affiliates	344
Total Assets	14,041,250

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$581,279
Payable for sale-buyback transactions	348,721
Payable for short sales	284,287
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,784
Over the counter	30,131
Payable for investments purchased	322,701
Payable for investments in Affiliates purchased	344
Payable for investments purchased on a delayed-delivery basis	32,900
Deposits from counterparty	15,663
Payable for Fund shares redeemed	77,103
Distributions payable	991
Accrued investment advisory fees	2,753
Accrued supervisory and administrative fees	2,356
Accrued distribution fees	566
Accrued servicing fees	267
Other liabilities	9
Total Liabilities	1,704,855

Net Assets	$12,336,395

Net Assets Consist of:
Paid in capital	$12,375,880
(Overdistributed) net investment income	(9,220)
Accumulated undistributed net realized (loss)	(77,819)
Net unrealized appreciation	47,554
Net Assets	$12,336,395

Cost of investments in securities	$12,870,035
Cost of investments in Affiliates	$561,244
Cost of foreign currency held	$16,230
Proceeds received on short sales	$283,309
Cost or premiums of financial derivative instruments, net	$(1,280)

* Includes repurchase agreements of:	$23,993

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$7,238,471
Class P	1,713,191
Administrative Class	1,677,360
Class D	513,289
Class A	903,392
Class C	174,228
Class R	116,464
Shares Issued and Outstanding:
Institutional Class	736,591
Class P	174,336
Administrative Class	170,690
Class D	52,233
Class A	91,930
Class C	17,730
Class R	11,852
Net Asset Value Per Share Outstanding:
Institutional Class	$9.82
Class P	9.82
Administrative Class	9.82
Class D	9.82
Class A	9.82
Class C	9.82
Class R	9.82

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest	$261,821
Dividends	163
Dividends from Investments in Affiliates	4,534
Total Income	266,518

Expenses:
Investment advisory fees	29,119
Supervisory and administrative fees	24,705
Distribution and/or servicing fees - Administrative Class	3,690
Distribution and/or servicing fees - Class D	1,094
Distribution fees - Class C	530
Distribution fees - Class R	271
Servicing fees - Class A	1,781
Servicing fees - Class C	442
Servicing fees - Class R	271
Trustee fees	87
Interest expense	9,388
Miscellaneous expense	5
Total Expenses	71,383

Net Investment Income	195,135

Net Realized Gain:
Investments in securities	1,558
Investments in Affiliates	164
Exchange-traded or centrally cleared financial derivative instruments	4,028
Over the counter financial derivative instruments	8,675
Foreign currency	8,573

Net Realized Gain	22,998

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	119,679
Investments in Affiliates	32
Exchange-traded or centrally cleared financial derivative instruments	35,061
Over the counter financial derivative instruments	27,565
Foreign currency assets and liabilities	(400)

Net Change in Unrealized Appreciation	181,937

Net Increase in Net Assets Resulting from Operations	$400,070

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands)	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$195,135	$187,106
Net realized gain (loss)	22,998	(65,309)
Net change in unrealized appreciation (depreciation)	181,937	(78,795)

Net Increase in Net Assets Resulting from Operations	400,070	43,002

Distributions to Shareholders:
From net investment income
Institutional Class	(105,827)	(181,104)
Class P	(18,523)	(13,225)
Administrative Class	(17,406)	(25,155)
Class D	(5,153)	(6,261)
Class A	(8,297)	(9,555)
Class C	(1,564)	(2,273)
Class R	(1,007)	(1,248)
Tax basis return of capital
Institutional Class	(24,885)	0
Class P	(4,791)	0
Administrative Class	(5,017)	0
Class D	(1,488)	0
Class A	(2,422)	0
Class C	(601)	0
Class R	(368)	0

Total Distributions(a)	(197,349)	(238,821)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(194,859)	(1,843,014)

Total Increase (Decrease) in Net Assets	7,862	(2,038,833)

Net Assets:
Beginning of year	12,328,533	14,367,366
End of year*	$12,336,395	$12,328,533

*Including (overdistributed) net investment income of:	$(9,220)	$(57,837)

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Short-Term Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
AerCap Holdings N.V.
3.397% due 10/06/2023	$600	$606
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017	48,370	48,410
Las Vegas Sands LLC
2.980% due 12/19/2020	21,459	21,494

Total Loan Participations and Assignments (Cost $70,601)		70,510

CORPORATE BONDS & NOTES 57.7%

BANKING & FINANCE 29.3%
ABN AMRO Bank NV
1.800% due 06/04/2018	33,500	33,443
AerCap Aviation Solutions BV
6.375% due 05/30/2017	24,295	24,471
AerCap Ireland Capital DAC
2.750% due 05/15/2017	5,455	5,462
3.750% due 05/15/2019	5,456	5,605
4.250% due 07/01/2020	400	417
4.500% due 05/15/2021	3,300	3,462
4.625% due 10/30/2020	6,950	7,350
5.000% due 10/01/2021	1,600	1,714
Air Lease Corp.
2.125% due 01/15/2018	12,025	12,050
2.125% due 01/15/2020	7,500	7,448
2.625% due 09/04/2018	3,395	3,424
3.375% due 01/15/2019	3,937	4,030
5.625% due 04/01/2017	7,800	7,800
Ally Financial, Inc.
3.250% due 09/29/2017	7,600	7,643
3.250% due 02/13/2018	3,300	3,330
3.500% due 01/27/2019	2,500	2,525
3.600% due 05/21/2018	4,600	4,669
4.125% due 03/30/2020	7,800	7,976
4.750% due 09/10/2018	3,800	3,914
6.250% due 12/01/2017	1,500	1,541
8.000% due 03/15/2020	3,000	3,375
American Tower Corp.
2.250% due 01/15/2022	11,900	11,496
2.800% due 06/01/2020	1,400	1,411
3.400% due 02/15/2019	4,190	4,285
4.500% due 01/15/2018	9,500	9,704
Athene Global Funding
2.875% due 10/23/2018	1,800	1,811
4.000% due 01/25/2022	3,900	3,968
Aviation Capital Group Corp.
2.875% due 09/17/2018	30,485	30,799
2.875% due 01/20/2022	10,600	10,537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 01/31/2018		$36,042	$36,830
7.125% due 10/15/2020		2,793	3,199
Axis Bank Ltd.
5.125% due 09/05/2017		1,698	1,719
Banco del Estado de Chile
2.000% due 11/09/2017		250	250
Banco Santander Chile
2.977% due 06/07/2018		3,786	3,852
Bank of America Corp.
5.650% due 05/01/2018		19,875	20,683
6.875% due 04/25/2018		26,950	28,365
7.625% due 06/01/2019		800	892
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.650% due 03/05/2018		23,600	23,653
2.141% due 09/14/2018		2,450	2,467
2.745% due 03/20/2018	AUD	5,600	4,289
2.750% due 09/14/2020		$1,045	1,053
Barclays Bank PLC
6.050% due 12/04/2017		32,066	32,915
7.750% due 04/10/2023		31,100	32,748
Barclays PLC
2.000% due 03/16/2018		11,479	11,495
3.144% due 08/10/2021		14,900	15,554
BGC Partners, Inc.
5.125% due 05/27/2021		5,550	5,797
BOC Aviation Ltd.
2.375% due 09/15/2021		6,055	5,871
2.875% due 10/10/2017		13,498	13,569
3.000% due 03/30/2020		5,450	5,485
3.875% due 05/09/2019		8,543	8,785
Cantor Fitzgerald LP
7.875% due 10/15/2019		2,300	2,533
CIT Group, Inc.
3.875% due 02/19/2019		5,400	5,552
4.250% due 08/15/2017		97,190	98,162
5.000% due 05/15/2018		68,838	69,389
5.250% due 03/15/2018		16,718	17,188
5.500% due 02/15/2019		10,200	10,748
Citigroup, Inc.
1.779% due 04/08/2019		250	251
2.032% due 06/07/2019		57,743	58,297
2.225% due 08/02/2021		35,000	35,567
2.342% due 10/26/2020		35,000	35,745
2.532% due 03/30/2021		34,100	34,936
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)		13,869	14,088
Credit Agricole S.A.
8.125% due 09/19/2033		4,800	5,161
Credit Suisse Group Funding Guernsey Ltd.
3.314% due 04/16/2021		107,200	112,522
3.800% due 09/15/2022		5,950	6,042
DBS Bank Ltd.
3.625% due 09/21/2022		4,624	4,659

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
1.875% due 03/28/2019	$15,000	$14,947
2.250% due 01/30/2019	2,800	2,811
Eksportfinans ASA
1.834% due 11/10/2020	3,000	2,932
5.500% due 06/26/2017	32,165	32,384
Fidelity National Financial, Inc.
6.600% due 05/15/2017	1,000	1,005
Ford Motor Credit Co. LLC
1.949% due 01/09/2018	21,500	21,584
1.950% due 03/12/2019	122,325	122,871
1.964% due 11/04/2019	200	201
2.009% due 01/09/2020	5,300	5,359
2.031% due 06/15/2018	18,800	18,900
2.375% due 01/16/2018	14,059	14,123
2.589% due 01/08/2019	3,450	3,513
5.000% due 05/15/2018	18,650	19,273
General Motors Financial Co., Inc.
2.370% due 04/10/2018	54,730	55,278
2.400% due 04/10/2018	6,679	6,715
2.583% due 01/15/2020	67,112	68,709
3.000% due 09/25/2017	31,450	31,642
3.250% due 05/15/2018	18,675	18,936
4.750% due 08/15/2017	1,200	1,213
Goldman Sachs Group, Inc.
2.201% due 04/23/2020	8,355	8,476
2.654% due 11/29/2023	125,873	130,510
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020	4,375	4,899
6.375% due 04/15/2021	500	562
HBOS PLC
1.800% due 09/06/2017	63,717	63,665
Hospitality Properties Trust
6.700% due 01/15/2018	13,500	13,681
HSBC Holdings PLC
2.712% due 05/25/2021 (g)	61,300	63,285
3.262% due 03/13/2023	19,100	19,205
3.346% due 03/08/2021 (g)	46,427	48,921
3.600% due 05/25/2023	2,400	2,440
HSBC USA, Inc.
1.644% due 11/13/2019 (g)	33,850	33,987
2.750% due 08/07/2020	7,300	7,380
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017	12,615	12,610
2.000% due 11/08/2017	2,260	2,263
Hyundai Capital Services, Inc.
3.500% due 09/13/2017	9,300	9,371
ICICI Bank Ltd.
4.700% due 02/21/2018	1,314	1,345
4.800% due 05/22/2019	4,250	4,451
Industrial Bank of Korea
2.375% due 07/17/2017	39,030	39,113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
3.875% due 04/15/2018		$12,092	$12,331
5.875% due 04/01/2019		7,300	7,783
6.250% due 05/15/2019		10,570	11,394
7.125% due 09/01/2018		20,560	21,980
8.250% due 12/15/2020		11,731	13,873
8.875% due 09/01/2017		2,100	2,166
Intesa Sanpaolo SpA
3.875% due 01/16/2018		30,850	31,272
Itau CorpBanca
3.875% due 09/22/2019		5,050	5,216
JPMorgan Chase & Co.
0.817% due 05/30/2017	GBP	19,550	24,498
2.202% due 06/07/2021		$9,955	10,126
2.244% due 10/29/2020		13,900	14,208
2.535% due 03/01/2021		14,100	14,546
4.350% due 08/15/2021		50	54
7.900% due 04/30/2018 (e)		10,900	11,309
KBC Bank NV
8.000% due 01/25/2023		1,800	1,889
KEB Hana Bank
3.125% due 06/26/2017		9,700	9,731
3.500% due 10/25/2017		4,000	4,041
4.250% due 06/14/2017		500	502
LeasePlan Corp. NV
2.500% due 05/16/2018		30,490	30,573
2.875% due 01/22/2019		58,400	58,670
3.000% due 10/23/2017		74,891	75,328
Lloyds Banking Group PLC
3.100% due 07/06/2021		8,000	8,073
Macquarie Bank Ltd.
1.662% due 10/27/2017		15,000	15,046
2.159% due 07/29/2020 (g)		25,700	25,942
Macquarie Group Ltd.
3.000% due 12/03/2018		105,000	106,564
4.875% due 08/10/2017		5,800	5,865
6.000% due 01/14/2020		7,720	8,404
7.625% due 08/13/2019		23,227	25,890
Mitsubishi UFJ Financial Group, Inc.
1.970% due 02/22/2022		13,500	13,549
2.935% due 03/01/2021		73	76
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.816% due 07/23/2019		7,275	7,275
2.250% due 09/07/2021		9,780	9,511
2.750% due 10/21/2020		5,866	5,860
Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020		26,900	27,005
Mizuho Bank Ltd.
2.220% due 10/20/2018		7,000	7,071
Mizuho Financial Group, Inc.
2.498% due 04/12/2021		54,800	56,095

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.893% due 01/24/2019		$1,276	$1,286
2.117% due 06/16/2020		600	606
2.443% due 10/24/2023		15,000	15,330
MUFG Americas Holdings Corp.
1.608% due 02/09/2018		3,700	3,702
Nationwide Building Society
4.125% due 03/20/2023	EUR	29,700	32,764
Navient Corp.
4.625% due 09/25/2017		$2,700	2,724
4.875% due 06/17/2019		500	513
5.500% due 01/15/2019		32,459	33,709
6.625% due 07/26/2021		7,000	7,263
8.450% due 06/15/2018		25,460	27,179
OneMain Financial Holdings LLC
6.750% due 12/15/2019		400	420
ORIX Corp.
2.950% due 07/23/2020		3,050	3,064
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (d)		40	40
Piper Jaffray Cos.
4.147% due 05/31/2017		24,550	24,547
5.060% due 10/09/2018		9,800	10,021
QBE Insurance Group Ltd.
2.400% due 05/01/2018		7,065	7,083
RCI Banque S.A.
3.500% due 04/03/2018		12,495	12,686
Reliance Standard Life Global Funding
2.150% due 10/15/2018		14,000	14,044
Royal Bank of Scotland Group PLC
4.700% due 07/03/2018		700	717
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	11,300	12,848
Santander Holdings USA, Inc.
2.504% due 11/24/2017		$33,500	33,721
2.700% due 05/24/2019		7,476	7,514
3.450% due 08/27/2018		1,700	1,731
Santander UK Group Holdings PLC
2.875% due 10/16/2020		8,370	8,395
2.875% due 08/05/2021		9,500	9,385
Santander UK PLC
1.904% due 08/24/2018		15,400	15,481
2.350% due 09/10/2019		4,129	4,152
2.500% due 03/14/2019		4,000	4,033
2.601% due 03/14/2019		6,200	6,307
3.050% due 08/23/2018		7,241	7,358
Shinhan Bank
1.659% due 04/08/2017		200	200
4.375% due 07/27/2017		52,682	53,123
Siam Commercial Bank PCL
3.375% due 09/19/2017		10,000	10,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SL Green Realty Corp.
5.000% due 08/15/2018	$16,200	$16,752
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	12,800	12,472
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (e)	24,340	26,644
Springleaf Finance Corp.
5.250% due 12/15/2019	1,200	1,214
6.900% due 12/15/2017	43,075	44,354
Standard Chartered Bank
6.400% due 09/26/2017	1,600	1,634
Standard Chartered PLC
1.446% due 09/08/2017	4,890	4,886
1.700% due 04/17/2018	2,490	2,486
2.182% due 08/19/2019	11,810	11,901
State Bank of India
3.250% due 04/18/2018	1,947	1,973
3.622% due 04/17/2019	7,576	7,748
4.125% due 08/01/2017	4,967	5,001
Sumitomo Mitsui Banking Corp.
1.558% due 01/11/2019	26,950	26,976
1.950% due 07/23/2018	15,200	15,230
Sumitomo Mitsui Financial Group, Inc.
2.133% due 07/14/2021	6,000	6,069
Sumitomo Mitsui Trust Bank Ltd.
1.610% due 03/06/2019	55,000	55,099
1.934% due 10/18/2019	900	908
2.950% due 09/14/2018	4,800	4,869
Synchrony Financial
1.875% due 08/15/2017	13,182	13,188
2.265% due 02/03/2020	10,950	11,027
2.438% due 11/09/2017	58,526	58,858
2.600% due 01/15/2019	6,600	6,654
UBS AG
1.905% due 06/01/2020	12,200	12,248
4.750% due 05/22/2023	16,500	16,898
UBS Group Funding Jersey Ltd.
2.597% due 09/24/2020	4,950	5,048
2.803% due 04/14/2021	98,200	101,591
3.000% due 04/15/2021	4,100	4,111
Unibail-Rodamco SE
1.793% due 04/16/2019	62,100	61,891
United Overseas Bank Ltd.
2.875% due 10/17/2022	6,455	6,494
Ventas Realty LP
3.125% due 06/15/2023	3,900	3,855
VEREIT Operating Partnership LP
3.000% due 02/06/2019	7,037	7,068
Vonovia Finance BV
3.200% due 10/02/2017	56,995	57,326
Vornado Realty LP
2.500% due 06/30/2019	700	704

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEA Finance LLC
1.750% due 09/15/2017		$10,520	$10,524
2.700% due 09/17/2019		8,285	8,366
Wells Fargo & Co.
1.501% due 04/22/2019		925	928
Welltower, Inc.
2.250% due 03/15/2018		9,337	9,380
Weyerhaeuser Co.
6.950% due 08/01/2017		11,050	11,219

			3,613,844

INDUSTRIALS 21.7%
Actavis Funding SCS
2.200% due 03/12/2018		49,764	50,107
2.375% due 03/12/2020		140,161	143,333
Actavis, Inc.
1.875% due 10/01/2017		4,952	4,957
Allergan, Inc.
1.350% due 03/15/2018		793	790
Ameritech Capital Funding Corp.
6.450% due 01/15/2018		2,016	2,087
Anglo American Capital PLC
2.625% due 04/03/2017		1,450	1,450
Anheuser-Busch InBev Finance, Inc.
2.294% due 02/01/2021		13,800	14,223
Anthem, Inc.
2.300% due 07/15/2018		2,000	2,009
Asciano Finance Ltd.
5.000% due 04/07/2018		25,111	25,715
BAT International Finance PLC
1.641% due 06/15/2018		21,600	21,658
1.850% due 06/15/2018		700	700
5.375% due 06/29/2017	EUR	8,000	8,647
Baxalta, Inc.
1.936% due 06/22/2018		$2,310	2,313
2.000% due 06/22/2018		7,268	7,282
Boston Scientific Corp.
2.850% due 05/15/2020		2,600	2,638
Braskem Finance Ltd.
7.250% due 06/05/2018		1,800	1,901
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		3,510	3,526
Celgene Corp.
2.300% due 08/15/2018		1,590	1,602
Central Nippon Expressway Co. Ltd.
1.971% due 09/14/2021		4,000	4,011
2.079% due 11/05/2019		12,750	12,630
2.170% due 08/05/2019		10,700	10,661
2.369% due 09/10/2018		9,950	9,981
2.381% due 09/17/2020		6,700	6,611

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
3.579% due 07/23/2020		$43,739	$45,047
4.464% due 07/23/2022		22,500	23,722
Cheung Kong Infrastructure Finance BVI Ltd.
1.852% due 06/20/2017		12,000	11,993
Chevron Corp.
1.987% due 05/16/2021 (g)		43,400	44,513
Cimarex Energy Co.
5.875% due 05/01/2022		18,586	19,158
CNPC General Capital Ltd.
1.936% due 05/14/2017		3,500	3,501
1.950% due 11/25/2017		14,854	14,889
1.950% due 04/16/2018		1,250	1,250
2.750% due 04/19/2017		20,344	20,352
2.750% due 05/14/2019		16,000	16,171
Coca-Cola European Partners PLC
0.000% due 11/26/2017	EUR	9,300	9,935
ConocoPhillips Co.
1.500% due 05/15/2018		$1,000	998
1.939% due 05/15/2022		52,100	53,070
5.750% due 02/01/2019		6,641	7,111
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022		3,845	4,033
7.875% due 01/02/2020		6,966	7,201
CRH America, Inc.
8.125% due 07/15/2018		5,817	6,275
D.R. Horton, Inc.
3.625% due 02/15/2018		22,797	23,021
3.750% due 03/01/2019		13,850	14,198
Daimler Finance North America LLC
1.659% due 10/30/2019		19,189	19,290
1.875% due 01/11/2018		1,300	1,301
1.890% due 07/05/2019		48,800	49,129
1.894% due 08/01/2018		17,500	17,627
2.000% due 08/03/2018		6,920	6,937
2.250% due 07/31/2019		2,000	2,010
2.375% due 08/01/2018		9,700	9,771
Delta Air Lines, Inc.
2.875% due 03/13/2020		20,200	20,379
Diamond Finance Corp.
3.480% due 06/01/2019		57,340	58,813
4.420% due 06/15/2021		7,100	7,431
DISH DBS Corp.
4.250% due 04/01/2018		31,830	32,437
4.625% due 07/15/2017		9,500	9,583
7.875% due 09/01/2019		1,800	1,989
East Nippon Expressway Co. Ltd.
0.289% due 12/20/2017	JPY	500,000	4,500
eBay, Inc.
1.514% due 08/01/2019		$62,204	62,268
2.500% due 03/09/2018		3,100	3,124

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMC Corp.
1.875% due 06/01/2018	$50,322	$49,850
2.650% due 06/01/2020	18,500	18,036
Enbridge, Inc.
1.514% due 06/02/2017	12,250	12,255
Energy Transfer Partners LP
2.500% due 06/15/2018	10,500	10,554
6.700% due 07/01/2018	2,840	2,996
9.000% due 04/15/2019	8,178	9,230
ERAC USA Finance LLC
6.375% due 10/15/2017	5,750	5,887
Federal Express Corp. Pass-Through Trust
6.720% due 07/15/2023	3,186	3,525
Forest Laboratories LLC
5.000% due 12/15/2021	1,950	2,115
General Electric Co.
6.375% due 11/15/2067	3,900	3,968
Georgia-Pacific LLC
2.539% due 11/15/2019	35,600	35,903
Goldcorp, Inc.
2.125% due 03/15/2018	33,766	33,856
GS Caltex Corp.
5.500% due 04/24/2017	2,950	2,955
HCA, Inc.
3.750% due 03/15/2019	5,650	5,791
Hewlett Packard Enterprise Co.
3.080% due 10/05/2018	46,000	46,950
HPHT Finance Ltd.
2.250% due 03/17/2018	670	670
Hyundai Capital America
1.750% due 09/27/2019	16,830	16,547
2.125% due 10/02/2017	7,435	7,447
2.400% due 10/30/2018	700	703
2.550% due 02/06/2019	6,397	6,433
4.000% due 06/08/2017	7,650	7,682
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	64,055	64,137
2.050% due 07/20/2018	28,175	28,202
2.950% due 07/21/2020	34,800	35,267
Interpublic Group of Cos., Inc.
2.250% due 11/15/2017	276	277
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	7,500	7,688
4.250% due 11/15/2019	3,870	3,986
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	7,734	8,000
Kinder Morgan, Inc.
2.000% due 12/01/2017	24,237	24,259
7.000% due 06/15/2017	62,272	62,943
7.250% due 06/01/2018	25,025	26,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KLA-Tencor Corp.
3.375% due 11/01/2019		$1,150	$1,181
Lennar Corp.
4.125% due 12/01/2018		2,737	2,805
6.950% due 06/01/2018		2,986	3,150
Masco Corp.
3.500% due 04/01/2021		1,850	1,892
7.125% due 03/15/2020		3,400	3,847
Metropolitan Expressway Co. Ltd.
0.279% due 12/20/2017	JPY	1,200,000	10,799
MGM Resorts International
8.625% due 02/01/2019		$13,800	15,215
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		24,287	24,568
Mylan NV
3.000% due 12/15/2018		10,883	11,013
Mylan, Inc.
2.600% due 06/24/2018		4,146	4,179
Nabors Industries, Inc.
6.150% due 02/15/2018		4,535	4,718
Newell Brands, Inc.
6.250% due 04/15/2018		4,200	4,400
Nissan Motor Acceptance Corp.
1.640% due 09/13/2019		6,500	6,521
1.912% due 01/13/2022		52,200	52,525
2.116% due 03/08/2019		37,300	37,674
2.550% due 03/08/2021		5,500	5,488
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		275	286
ONEOK Partners LP
2.000% due 10/01/2017		13,650	13,667
Origin Energy Finance Ltd.
3.500% due 10/09/2018		3,484	3,532
Packaging Corp. of America
6.500% due 03/15/2018		2,000	2,084
Pearson PLC
4.625% due 06/15/2018		3,000	3,079
Penske Truck Leasing Co. LP
2.875% due 07/17/2018		1,240	1,256
3.375% due 03/15/2018		13,500	13,712
Petrofac Ltd.
3.400% due 10/10/2018		3,400	3,434
Petroleos Mexicanos
3.044% due 07/18/2018		9,250	9,412
3.500% due 07/18/2018		36,450	37,092
5.500% due 02/04/2019		7,500	7,894
5.750% due 03/01/2018		72,057	74,435
9.250% due 03/30/2018		9,100	9,688
Petronas Capital Ltd.
5.250% due 08/12/2019		16,100	17,178

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pioneer Natural Resources Co.
6.875% due 05/01/2018		$5,115	$5,378
QUALCOMM, Inc.
1.602% due 05/20/2020		11,509	11,483
Reynolds American, Inc.
2.300% due 08/21/2017		4,200	4,212
2.300% due 06/12/2018		14,140	14,228
4.000% due 06/12/2022		5,100	5,358
Rogers Communications, Inc.
6.800% due 08/15/2018		4,000	4,270
S&P Global, Inc.
2.500% due 08/15/2018		4,400	4,436
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		2,600	2,803
5.625% due 04/15/2023		3,200	3,476
6.250% due 03/15/2022		3,500	3,884
SBA Tower Trust
2.240% due 04/15/2043		800	800
SFR Group S.A.
5.375% due 05/15/2022	EUR	1,800	2,006
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$31,730	31,496
SK Telecom Co. Ltd.
2.125% due 05/01/2018		5,950	5,963
Sky PLC
6.100% due 02/15/2018		2,045	2,119
Southern Co.
2.950% due 07/01/2023		4,000	3,899
Suntory Holdings Ltd.
1.650% due 09/29/2017		5,500	5,502
Symantec Corp.
2.750% due 06/15/2017		39,249	39,280
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		97,923	99,217
5.462% due 02/16/2021		2,900	3,186
5.877% due 07/15/2019		4,702	5,081
6.221% due 07/03/2017		34,334	34,714
Tesco PLC
5.500% due 11/15/2017		33,147	33,823
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		2,400	2,441
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		40,457	40,230
1.700% due 07/19/2019		1,300	1,286
Time Warner Cable LLC
5.000% due 02/01/2020		10,000	10,655
6.750% due 07/01/2018		25,925	27,421
8.250% due 04/01/2019		21,676	24,175
8.750% due 02/14/2019		1,235	1,381
Time Warner Cos., Inc.
7.250% due 10/15/2017		2,500	2,576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Toll Brothers Finance Corp.
8.910% due 10/15/2017		$2,350	$2,444
USG Corp.
8.250% due 01/15/2018		62,403	65,679
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		32,200	28,940
Viacom, Inc.
5.625% due 09/15/2019		1,990	2,141
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017		59,811	59,782
1.492% due 11/20/2017		4,270	4,273
1.520% due 05/22/2018		34,900	34,896
1.600% due 11/20/2017		5,265	5,259
1.650% due 05/22/2018		3,000	2,992
Volkswagen International Finance NV
1.600% due 11/20/2017		5,360	5,356
2.125% due 11/20/2018		5,170	5,178
VW Credit, Inc.
1.573% due 06/26/2017		36,200	36,176
2.250% due 03/23/2018		3,800	3,815
West Nippon Expressway Co. Ltd.
1.700% due 05/19/2017	JPY	200,000	1,801
Willamette Industries, Inc.
7.000% due 02/01/2018		$8,075	8,407
Wind Acquisition Finance S.A.
3.673% due 07/15/2020	EUR	7,000	7,505
Woodside Finance Ltd.
4.600% due 05/10/2021		$43,856	46,026
Wyndham Worldwide Corp.
2.500% due 03/01/2018		11,023	11,078
Wynn Las Vegas LLC
5.500% due 03/01/2025		3,700	3,769
Wynn Macau Ltd.
5.250% due 10/15/2021 (g)		600	614
ZF North America Capital, Inc.
4.000% due 04/29/2020		5,500	5,672

			2,681,761

UTILITIES 6.7%
AT&T, Inc.
1.617% due 01/15/2020		5,600	5,639
2.082% due 06/30/2020		34,998	35,424
BG Energy Capital PLC
4.000% due 12/09/2020		3,980	4,208
5.125% due 12/07/2017	GBP	3,000	3,874
6.500% due 11/30/2072		$34,825	35,800
6.500% due 11/30/2072	GBP	8,105	10,529
BP Capital Markets PLC
1.574% due 05/10/2019		$2,855	2,869
3.062% due 03/17/2022		16,500	16,737
3.245% due 05/06/2022		4,065	4,167

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
China Shenhua Overseas Capital Co. Ltd.
2.500% due 01/20/2018		$16,300	$16,364
Cleveland Electric Illuminating Co.
7.880% due 11/01/2017		2,220	2,298
CNOOC Finance Ltd.
1.750% due 05/09/2018		25,800	25,724
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		74,700	74,718
Dominion Resources, Inc.
1.400% due 09/15/2017		1,000	999
1.600% due 08/15/2019		7,700	7,607
2.125% due 02/15/2018		8,800	8,801
Enel Finance International NV
6.250% due 09/15/2017		65,665	66,988
Engie S.A.
1.500% due 07/20/2017	EUR	2,000	2,144
Exelon Generation Co. LLC
6.200% due 10/01/2017		$5,650	5,774
FirstEnergy Corp.
2.750% due 03/15/2018		34,577	34,711
Great Plains Energy, Inc.
2.500% due 03/09/2020		5,200	5,233
Jersey Central Power & Light Co.
5.650% due 06/01/2017		7,290	7,335
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		35,587	36,706
KT Corp.
1.750% due 04/22/2017		39,015	39,015
2.625% due 04/22/2019		1,660	1,673
National Grid North America, Inc.
1.692% due 08/21/2017		99,800	99,855
OGE Energy Corp.
1.604% due 11/24/2017		6,000	5,998
Orange S.A.
1.625% due 11/03/2019		7,700	7,595
Plains All American Pipeline LP
6.500% due 05/01/2018		5,945	6,224
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		34,810	34,811
2.500% due 10/17/2018		7,966	8,013
2.750% due 05/17/2017		18,052	18,079
Sprint Communications, Inc.
8.375% due 08/15/2017		16,350	16,730
State Grid Overseas Investment Ltd.
1.750% due 05/22/2018		4,800	4,785
TECO Finance, Inc.
1.610% due 04/10/2018		475	475
6.572% due 11/01/2017		1,660	1,705
Telecom Italia Capital S.A.
6.999% due 06/04/2018		33,138	34,919
TransAlta Corp.
1.900% due 06/03/2017		1,870	1,879

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
2.137% due 03/16/2022	$122,000	$123,196

		819,601

Total Corporate Bonds & Notes (Cost $7,080,670)		7,115,206

MUNICIPAL BONDS & NOTES 0.8%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.952% due 11/25/2043	3,937	3,910

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	51,700	52,205
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	2,800	2,800

		55,005

COLORADO 0.0%
E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.559% due 09/01/2039	1,345	1,348
1.708% due 09/01/2039	1,540	1,544

		2,892

DISTRICT OF COLUMBIA 0.2%
Georgetown University, District of Columbia Revenue Bonds, (NPFGC Insured), Series 2001
1.381% due 04/01/2029	19,500	18,184

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
1.650% due 12/01/2033	3,620	3,615

SOUTH CAROLINA 0.0%
Greenwood County, South Carolina Revenue Bonds, (AGM Insured), Series 2004
2.210% due 10/01/2034	785	732

TEXAS 0.0%
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2007
1.628% due 09/15/2027	1,745	1,663

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.1%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% due 01/01/2042	$17,665	$17,665

Total Municipal Bonds & Notes (Cost $103,060)		103,666

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
0.859% due 12/25/2036	123	121
1.042% due 07/25/2037	561	549
1.102% due 03/25/2034	35	35
1.112% due 03/25/2036	78	75
1.132% due 08/25/2034	210	207
1.182% due 02/25/2037 - 10/27/2037	868	863
1.230% due 07/25/2046 (g)	43,077	43,047
1.280% due 03/25/2046	11,588	11,603
1.282% due 12/25/2028	491	494
1.302% due 06/25/2036	158	158
1.322% due 11/25/2036	150	150
1.332% due 04/25/2036 - 03/25/2044	821	819
1.343% due 03/17/2032	643	648
1.352% due 03/25/2036	88	88
1.378% due 05/18/2032	126	126
1.382% due 06/25/2032 - 09/25/2032	83	83
1.393% due 09/17/2027	3	3
1.412% due 07/25/2036 - 11/25/2040	273	273
1.432% due 08/25/2021 - 06/25/2042	2,517	2,534
1.462% due 11/25/2040	290	290
1.478% due 07/18/2027 - 05/18/2032	132	133
1.479% due 01/01/2021	12,050	12,085
1.482% due 02/25/2022 - 04/25/2042	624	628
1.522% due 07/25/2037	335	337
1.532% due 09/25/2041	2,550	2,561
1.582% due 10/25/2017 - 08/25/2022	2	2
1.612% due 04/25/2031	112	113
1.632% due 12/25/2022	3	3
1.662% due 02/25/2041	34	35
1.682% due 09/25/2022	2	2
1.752% due 06/25/2037	223	227
1.814% due 06/01/2043 - 10/01/2044	1,482	1,510
1.814% due 03/01/2044 (g)	1,964	2,002
1.832% due 02/25/2023 - 07/25/2038	12	13
1.840% due 02/01/2018	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.849% due 05/01/2021 - 04/01/2029	$45	$46
1.882% due 04/25/2032 - 11/25/2049	40	40
1.982% due 11/25/2049	15	16
2.132% due 09/25/2023	22	22
2.202% due 10/25/2038	58	60
2.568% due 09/01/2035	19	20
2.590% due 06/01/2033	11	11
2.595% due 08/01/2026	4	4
2.625% due 07/01/2031	4	4
2.627% due 06/01/2035	19	20
2.675% due 09/01/2034	350	372
2.699% due 09/01/2034	23	24
2.710% due 05/01/2035	29	30
2.754% due 10/01/2035	48	50
2.763% due 09/01/2034	69	73
2.770% due 07/01/2034	8	8
2.771% due 11/01/2035	61	63
2.788% due 01/01/2036	27	28
2.790% due 05/01/2035 - 12/01/2040	173	182
2.797% due 01/01/2036	36	37
2.801% due 10/01/2035	15	16
2.806% due 01/01/2036	122	129
2.831% due 06/01/2034	3	3
2.837% due 05/01/2034 - 07/01/2035	67	71
2.843% due 07/01/2029	79	82
2.861% due 11/01/2027	2	2
2.868% due 08/01/2029	443	461
2.874% due 05/01/2035	40	42
2.908% due 08/01/2035	57	60
2.913% due 09/01/2034	31	33
2.942% due 11/01/2034	137	146
2.965% due 02/01/2033	3	3
2.987% due 09/01/2035	29	31
3.019% due 08/01/2035	16	16
3.026% due 05/01/2036 (g)	1,566	1,635
3.060% due 04/01/2029	4	4
3.063% due 01/01/2032	178	181
3.069% due 05/01/2038 (g)	3,265	3,467
3.085% due 10/01/2035	7	7
3.118% due 12/01/2035	24	25
3.150% due 01/01/2036	37	39
3.156% due 02/01/2034	47	49
3.177% due 06/01/2035	179	191
3.187% due 09/01/2035	52	55
3.265% due 06/01/2036	9	9
3.292% due 12/01/2036	24	25
3.355% due 04/01/2033	5	5
3.360% due 03/01/2036	22	23
3.368% due 12/01/2036	22	23
3.405% due 11/01/2035	62	64
3.439% due 11/01/2024	6	6
3.510% due 02/01/2035	7	7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.662% due 03/01/2036	$25	$26
3.883% due 05/01/2036	31	33
3.909% due 02/25/2018 (a)	15,267	146
4.432% due 07/01/2028	6	6
5.050% due 07/01/2018	89	89
6.185% due 10/25/2042	271	320
8.350% due 06/25/2032	24	25
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	618	617
Federal Housing Administration
6.896% due 07/01/2020	40	39
7.350% due 04/01/2019	12	12
Freddie Mac
1.022% due 12/25/2036	3,145	3,136
1.130% due 01/15/2038 (g)	33,031	32,912
1.162% due 07/15/2034	84	84
1.262% due 02/15/2018 - 07/15/2036	511	511
1.285% due 08/25/2019 (a)	179,132	4,917
1.312% due 01/15/2022 - 06/15/2031	74	74
1.362% due 12/15/2031 - 09/15/2041	1,805	1,807
1.392% due 11/15/2036	45	46
1.412% due 07/15/2039 - 02/15/2041	3,183	3,192
1.462% due 06/15/2031	199	201
1.512% due 06/15/2031 - 12/15/2037	476	479
1.612% due 03/15/2032	139	141
1.662% due 03/15/2023	3	3
1.788% due 01/15/2038 (a)	31,318	1,808
1.796% due 02/25/2045	1,208	1,235
1.814% due 10/25/2044	3,235	3,270
1.912% due 11/15/2033 - 10/15/2049	189	195
2.125% due 08/01/2017	2	2
2.744% due 02/01/2023	1	1
2.770% due 04/01/2025	4	4
2.821% due 05/01/2034	28	29
2.858% due 08/01/2035	16	17
2.866% due 07/01/2033	29	30
2.969% due 08/01/2035	86	91
2.977% due 09/01/2035	189	200
3.105% due 08/01/2034	35	37
3.126% due 12/01/2035	24	25
3.199% due 10/01/2033	16	17
3.310% due 11/01/2035	30	30
5.000% due 08/15/2035	2,257	2,482
5.500% due 08/15/2030	2	2
6.500% due 07/25/2043	208	243
Ginnie Mae
0.000% due 11/20/2066	8,672	8,716
1.328% due 02/16/2032 - 03/16/2032	162	162
1.330% due 04/20/2062	15,501	15,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.428% due 02/16/2030	$31	$31
1.460% due 11/20/2065	8,835	8,797
1.480% due 02/20/2062	34,125	34,229
1.528% due 02/16/2030	32	33
1.550% due 10/20/2066	3,376	3,377
1.580% due 01/20/2066 - 06/20/2066	43,358	43,441
1.630% due 04/20/2066	4,874	4,897
1.730% due 12/20/2066	3,496	3,531
1.780% due 03/20/2066	24,853	25,163
1.928% due 03/20/2031 - 08/16/2039	641	656
2.000% due 02/20/2024 - 03/20/2032	771	795
2.125% due 07/20/2022 - 05/20/2032	1,830	1,894
2.250% due 12/20/2021 - 12/20/2033	418	431
2.500% due 10/20/2017 - 01/20/2022	17	17
4.000% due 02/20/2019	3	3
NCUA Guaranteed Notes
1.208% due 12/07/2020	3,605	3,610
1.337% due 12/08/2020	3,125	3,142
Small Business Administration
4.340% due 03/01/2024	66	70
5.370% due 04/01/2028	135	146
5.490% due 03/01/2028	81	88

Total U.S. Government Agencies (Cost $306,610)		307,076

U.S. TREASURY OBLIGATIONS 5.4%
U.S. Treasury Notes
2.250% due 02/15/2027 (g)	677,900	669,254

Total U.S. Treasury Obligations (Cost $666,403)		669,254

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%
Adjustable Rate Mortgage Trust
3.310% due 02/25/2035	2,326	2,314
American Home Mortgage Assets Trust
1.172% due 05/25/2046 ^	2,010	1,553
1.172% due 09/25/2046 ^	813	670
American Home Mortgage Investment Trust
2.862% due 09/25/2045	305	303
3.225% due 10/25/2034	279	280
3.361% due 02/25/2045	32	32
BAMLL Commercial Mortgage Securities Trust
1.712% due 06/15/2028	2,800	2,802
2.132% due 01/15/2028	3,000	3,011
2.312% due 12/15/2031	4,860	4,886

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
3.080% due 02/20/2036	$1,552	$1,538
3.500% due 01/20/2047 ^	127	111
Banc of America Mortgage Trust
3.449% due 02/25/2036 ^	86	80
3.622% due 07/20/2032	21	21
6.500% due 09/25/2033	105	103
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	47	47
Bancorp Commercial Mortgage Trust
2.342% due 11/15/2033	3,400	3,409
BCAP LLC Trust
0.938% due 03/26/2037	58	59
2.979% due 11/26/2035	340	340
3.165% due 09/26/2035	1,237	1,226
4.324% due 07/26/2037	212	212
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	24	25
2.753% due 11/25/2030	45	43
2.966% due 07/25/2033	4,517	4,434
3.052% due 11/25/2034	632	619
3.074% due 08/25/2033	1,600	1,598
3.113% due 10/25/2035	6	6
3.249% due 11/25/2034	7,740	6,395
3.260% due 03/25/2035	1,365	1,377
3.346% due 01/25/2035	85	83
3.362% due 01/25/2034	234	234
3.433% due 05/25/2047 ^	1,348	1,277
3.552% due 01/25/2034	60	61
3.636% due 03/25/2035	91	92
Bear Stearns ALT-A Trust
1.142% due 02/25/2034	768	708
1.682% due 09/25/2034	2,368	2,336
3.176% due 11/25/2036	2,801	2,510
3.239% due 01/25/2036 ^	1,806	1,577
3.272% due 09/25/2035	2,972	2,564
3.404% due 05/25/2035	230	226
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046	3,827	3,311
3.504% due 01/26/2036	7,188	6,577
BLCP Hotel Trust
1.862% due 08/15/2029	3,361	3,365
CDGJ Commercial Mortgage Trust
2.312% due 12/15/2027	12,788	12,824
Chase Mortgage Finance Trust
3.178% due 03/25/2037 ^	437	410
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.232% due 08/25/2035	238	221
Citigroup Commercial Mortgage Trust
2.192% due 07/15/2027	9,345	9,380
5.779% due 12/10/2049	4,960	4,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037		$317	$239
2.410% due 09/25/2035		47	46
3.040% due 05/25/2035		353	348
3.058% due 07/25/2046 ^		314	269
3.067% due 08/25/2035		1,180	1,163
3.210% due 10/25/2035 ^		156	155
3.365% due 09/25/2037 ^		2,618	2,255
3.534% due 03/25/2034		61	61
COBALT Commercial Mortgage Trust
5.880% due 05/15/2046		2,194	2,203
COLT Funding LLC
3.000% due 05/25/2046		784	792
Commercial Mortgage Trust
5.808% due 12/10/2049		562	564
Countrywide Alternative Loan Trust
1.142% due 02/25/2047		163	139
1.158% due 02/20/2047 ^		4,048	2,953
1.162% due 05/25/2047		2,758	2,360
1.172% due 09/25/2046 ^		1,132	882
1.173% due 12/20/2046 ^		2,828	2,292
1.188% due 07/20/2046 ^		1,532	849
1.192% due 07/25/2046		261	224
1.638% due 12/25/2035		550	497
1.638% due 02/25/2036		356	318
3.530% due 02/25/2037 ^		1,315	1,196
6.000% due 04/25/2037 ^		163	110
6.250% due 12/25/2033		333	342
Countrywide Commercial Mortgage Trust
6.208% due 11/12/2043		9,463	9,515
Countrywide Home Loan Mortgage Pass-Through Trust
1.442% due 05/25/2035		240	200
1.562% due 04/25/2035		28	25
1.622% due 03/25/2035		331	261
2.750% due 07/19/2031		4	3
3.140% due 09/25/2047 ^		253	235
3.366% due 11/19/2033		140	137
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035		3,001	2,751
5.199% due 01/25/2034		12	11
Credit Suisse Commercial Mortgage Trust
1.797% due 02/15/2031		7,500	7,510
5.695% due 09/15/2040		2,950	2,963
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032		42	40
3.100% due 11/25/2033		1,293	1,279
3.359% due 11/25/2034		459	474
Eurosail PLC
0.644% due 06/13/2045	GBP	524	656
First Horizon Mortgage Pass-Through Trust
2.971% due 08/25/2035		$458	398

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Republic Bank Mortgage Pass-Through Certificates
1.462% due 06/25/2030	$147	$132
First Republic Mortgage Loan Trust
1.212% due 08/15/2032	2,019	1,870
1.262% due 11/15/2031	179	173
GE Commercial Mortgage Corp. Trust
5.543% due 12/10/2049	15	15
GMAC Mortgage Corp. Loan Trust
3.696% due 08/19/2034	1,910	1,883
GreenPoint Mortgage Funding Trust
1.252% due 11/25/2045	381	331
1.422% due 06/25/2045	284	250
1.442% due 06/25/2045	139	123
GS Mortgage Securities Trust
5.949% due 08/10/2045	4,561	4,561
GSMPS Mortgage Loan Trust
8.500% due 01/25/2036	170	188
GSR Mortgage Loan Trust
3.087% due 09/25/2035	2,154	2,230
3.355% due 01/25/2036 ^	480	452
3.379% due 04/25/2036	349	321
HarborView Mortgage Loan Trust
1.108% due 03/19/2037	882	782
1.158% due 07/19/2046 ^	2,026	1,172
1.218% due 03/19/2036	3,460	2,618
1.418% due 05/19/2035	1,270	1,172
3.263% due 04/19/2034	24	23
3.381% due 08/19/2036 ^	106	98
Hudson’s Bay Simon JV Trust
2.410% due 08/05/2034	10,000	10,019
Impac CMB Trust
1.882% due 10/25/2033	14	13
IndyMac Adjustable Rate Mortgage Trust
2.113% due 01/25/2032	1	1
2.203% due 01/25/2032	2	2
IndyMac Mortgage Loan Trust
1.162% due 07/25/2047	804	537
1.172% due 09/25/2046	1,281	1,108
1.182% due 06/25/2046	679	579
1.192% due 05/25/2046	210	185
1.222% due 07/25/2035	190	168
3.024% due 12/25/2034	32	30
JPMorgan Chase Commercial Mortgage Securities Trust
2.412% due 10/15/2034	8,600	8,643
5.794% due 02/12/2051	4,225	4,258
5.829% due 02/12/2049	5,542	5,537
5.882% due 02/15/2051	2,565	2,578
JPMorgan Mortgage Trust
3.296% due 04/25/2035	2,667	2,471
LB Commercial Mortgage Trust
6.410% due 06/15/2031	504	514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LMREC, Inc.
2.477% due 11/24/2031	$16,300	$16,290
Luminent Mortgage Trust
0.948% due 12/25/2036	888	766
0.958% due 12/25/2036 ^	299	265
1.182% due 10/25/2046	274	237
MASTR Adjustable Rate Mortgages Trust
1.192% due 04/25/2046	612	447
3.050% due 11/21/2034	1,124	1,151
MASTR Alternative Loan Trust
5.000% due 04/25/2019	43	44
6.000% due 08/25/2033	975	1,028
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031	987	928
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.352% due 12/15/2030	1,000	960
1.772% due 08/15/2032	60	58
2.610% due 10/20/2029	625	624
Merrill Lynch Mortgage Investors Trust
1.192% due 02/25/2036	4,495	4,307
1.232% due 11/25/2035	1,304	1,222
1.784% due 10/25/2035	2,003	1,911
2.543% due 10/25/2035	1,246	1,245
2.861% due 12/25/2032	7	7
Merrill Lynch Mortgage-Backed Securities Trust
3.502% due 04/25/2037 ^	366	317
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.790% due 06/12/2050	3,333	3,333
5.861% due 08/12/2049	4,415	4,434
Morgan Stanley Bank of America Merrill Lynch Trust
3.040% due 04/15/2048	3,500	3,559
Morgan Stanley Capital Trust
2.041% due 08/14/2031	2,868	2,866
5.809% due 12/12/2049	10,353	10,416
Morgan Stanley Mortgage Loan Trust
1.202% due 02/25/2047	970	460
2.996% due 06/25/2036	104	102
Morgan Stanley Re-REMIC Trust
5.949% due 08/15/2045	158	157
MortgageIT Trust
1.722% due 12/25/2034	832	816
Nomura Resecuritization Trust
1.486% due 12/26/2036	5,667	5,577
3.974% due 04/26/2037	12,342	12,473
RAIT Trust
2.331% due 11/13/2031	1,302	1,303
RBS Acceptance, Inc.
3.661% due 06/25/2024	2	2

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
1.098% due 08/26/2045	$6,906	$6,527
1.278% due 10/26/2036	2,485	2,438
1.281% due 09/26/2036	1,683	1,657
2.877% due 10/26/2036	1,198	1,207
3.240% due 10/25/2035	12,081	12,236
Residential Accredit Loans, Inc. Trust
1.192% due 04/25/2046	205	105
1.232% due 08/25/2037	479	412
1.282% due 01/25/2035	238	236
1.282% due 08/25/2035	894	720
1.998% due 09/25/2045	559	488
Residential Asset Securitization Trust
3.244% due 12/25/2034	2,573	2,511
5.750% due 02/25/2036 ^	135	105
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	23	24
RFTI Issuer Ltd.
2.662% due 08/15/2030	14,411	14,403
Sequoia Mortgage Trust
1.738% due 10/20/2027	334	317
2.960% due 01/20/2047 ^	227	184
3.040% due 04/20/2035	241	250
Structured Adjustable Rate Mortgage Loan Trust
2.038% due 01/25/2035	60	51
3.255% due 08/25/2035	584	564
3.379% due 02/25/2034	86	86
Structured Asset Mortgage Investments Trust
1.112% due 03/25/2037	918	664
1.172% due 07/25/2046 ^	2,280	1,894
1.202% due 05/25/2036	5,867	5,048
1.202% due 05/25/2046	1,052	607
1.228% due 07/19/2035	3,481	3,386
1.262% due 02/25/2036 ^	29	25
1.442% due 05/25/2045	416	368
1.558% due 07/19/2034	17	16
1.638% due 09/19/2032	24	24
1.678% due 03/19/2034	298	290
1.678% due 04/19/2035	1,117	1,072
Structured Asset Securities Corp.
5.050% due 02/25/2034	11	11
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032	95	93
3.084% due 01/25/2032	5	5
3.270% due 07/25/2032	46	43
Thornburg Mortgage Securities Trust
3.092% due 04/25/2045	174	174
UBS-Barclays Commercial Mortgage Trust
1.648% due 04/10/2046	3,300	3,324
Wachovia Bank Commercial Mortgage Trust
1.118% due 06/15/2049	1,650	1,647
5.760% due 06/15/2049	1,606	1,604

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
1.242% due 11/25/2045	$118	$113
1.252% due 12/25/2045	192	184
1.272% due 10/25/2045	1,256	1,231
1.292% due 01/25/2045	154	149
1.338% due 02/25/2047 ^	569	465
1.368% due 01/25/2047	407	370
1.378% due 01/25/2047 ^	832	659
1.398% due 04/25/2047	1,274	1,153
1.424% due 12/25/2046	1,707	1,619
1.434% due 12/25/2046 ^	835	709
1.638% due 02/25/2046	2,185	2,113
1.638% due 08/25/2046	11,000	9,744
1.838% due 11/25/2042	304	284
1.866% due 02/27/2034	51	50
1.866% due 01/25/2047	221	211
2.038% due 06/25/2042	373	361
2.038% due 08/25/2042	403	387
2.099% due 12/25/2046	763	740
2.116% due 07/25/2046	238	222
2.116% due 08/25/2046	5,685	5,358
2.116% due 09/25/2046	400	388
2.116% due 11/25/2046	158	144
2.456% due 04/25/2037 ^	328	288
2.497% due 01/25/2037 ^	468	420
2.540% due 05/25/2037 ^	625	505
2.716% due 12/25/2036 ^	303	279
2.732% due 03/25/2033	62	62
2.785% due 09/25/2033	1,520	1,534
2.846% due 09/25/2033	557	554
2.846% due 06/25/2034	1,562	1,581
2.880% due 09/25/2036 ^	513	483
2.897% due 02/25/2037 ^	1,711	1,536
2.929% due 02/25/2037 ^	740	674
3.039% due 02/25/2037 ^	870	791
Washington Mutual Mortgage Pass-Through Certificates Trust
1.608% due 05/25/2046	483	388
2.932% due 02/25/2033	25	24
Wells Fargo Mortgage-Backed Securities Trust
3.044% due 09/25/2034	129	132
3.048% due 12/25/2034	877	886
3.073% due 06/25/2035	1,527	1,559
3.089% due 03/25/2036	120	121
3.093% due 07/25/2036 ^	481	475
Wells Fargo-RBS Commercial Mortgage Trust
1.972% due 06/15/2045	15,000	15,319

Total Non-Agency Mortgage-Backed Securities (Cost $389,928)		388,354

ASSET-BACKED SECURITIES 13.9%
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036	20	12
Allegro CLO Ltd.
2.218% due 01/30/2026	21,300	21,325

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alpstar CLO PLC
0.119% due 05/15/2024	EUR	1,600	$1,700
AmeriCredit Automobile Receivables Trust
1.597% due 04/08/2019		$542	542
Amortizing Residential Collateral Trust
1.562% due 07/25/2032		63	61
1.682% due 10/25/2031		276	261
1.682% due 08/25/2032		288	267
Amresco Residential Securities Corp. Mortgage Loan Trust
1.922% due 06/25/2029		99	94
Apidos CLO
2.173% due 04/15/2025		3,950	3,953
Ares CLO Ltd.
2.450% due 12/05/2025		10,900	10,953
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.032% due 12/25/2033		198	182
Asset-Backed Funding Certificates Trust
1.682% due 06/25/2034		566	541
Asset-Backed Securities Corp. Home Equity Loan Trust
1.062% due 05/25/2037		28	20
Atlas Senior Loan Fund Ltd.
2.269% due 01/30/2024		8,506	8,519
Babson CLO Ltd.
0.000% due 10/17/2026 (b)		13,600	13,617
2.279% due 05/15/2023		6,196	6,216
Bayview Opportunity Master Fund Trust
3.475% due 10/28/2031		902	907
3.598% due 02/28/2032		7,082	7,089
Bear Stearns Asset-Backed Securities Trust
1.642% due 10/25/2032		314	309
1.782% due 10/27/2032		82	78
1.982% due 10/25/2037		1,767	1,710
1.982% due 11/25/2042		23	22
BlueMountain CLO Ltd.
2.352% due 04/13/2027		18,200	18,255
2.503% due 10/15/2026		10,300	10,315
Bravo Mortgage Asset Trust
1.222% due 07/25/2036		686	672
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	1,071	1,143
Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/16/2025		$20,200	20,225
2.187% due 07/27/2026		7,300	7,309
2.487% due 07/27/2026		64,200	64,885
Carlyle High Yield Partners Ltd.
1.240% due 04/19/2022		3,684	3,686
1.250% due 04/19/2022		491	492
Cavalry CLO Ltd.
2.373% due 01/17/2024		4,100	4,105
2.393% due 01/16/2024		17,508	17,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CELF Loan Partners PLC
0.068% due 11/01/2023	EUR	103	$110
0.151% due 05/03/2023		1,000	1,064
CELF Low Levered Partners PLC
0.000% due 03/04/2024		1,027	1,089
Cent CLO Ltd.
0.000% due 07/27/2026		$38,600	38,632
2.369% due 10/29/2025		1,050	1,051
Chase Funding Trust
1.622% due 08/25/2032		26	24
CIFC Funding Ltd.
2.063% due 10/24/2025		10,400	10,403
CIT Group Home Equity Loan Trust
1.320% due 06/25/2033		36	35
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045		358	254
COA Summit CLO Ltd.
2.380% due 04/20/2023		3,255	3,259
Colony American Finance Ltd.
2.544% due 06/15/2048		17,808	17,508
Colony Starwood Homes Trust
2.443% due 07/17/2033		35,699	36,228
ContiMortgage Home Equity Loan Trust
1.252% due 03/15/2027		1	1
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	3,062	3,258
0.758% due 01/30/2024	GBP	983	1,232
0.759% due 07/25/2024		1,812	2,244
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^		$35	26
1.722% due 05/25/2032		217	209
1.842% due 05/25/2033		7	7
Countrywide Asset-Backed Certificates Trust
1.522% due 12/25/2034		8,461	8,092
Countrywide Home Equity Loan Trust
1.052% due 01/15/2037		26	24
Credit Suisse First Boston Mortgage Securities Corp.
1.602% due 01/25/2032		2	2
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		20,500	20,563
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037		395	250
1.042% due 11/25/2036		54	31
CVC Cordatus Loan Fund Ltd.
0.870% due 07/15/2027	EUR	16,000	17,175
Dell Equipment Finance Trust
1.420% due 12/22/2017		$2,376	2,376
Delta Funding Home Equity Loan Trust
1.732% due 09/15/2029		28	26
Denali Capital CLO Ltd.
1.271% due 01/22/2022		9,334	9,316

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Drug Royalty LP
3.873% due 07/15/2023		$6,597	$6,642
Dryden Euro CLO BV
0.763% due 12/09/2025	EUR	7,138	7,624
Dryden Senior Loan Fund
2.139% due 08/15/2025		$3,600	3,604
Duchess CLO BV
0.019% due 02/28/2023	EUR	722	770
Eagle Ltd.
2.570% due 12/15/2039		$2,056	2,042
Eaton Vance CDO PLC
0.000% due 02/22/2027	EUR	52	56
1.290% due 02/22/2027		$2,612	2,608
1.352% due 02/22/2027		3,716	3,709
Educational Services of America, Inc.
1.712% due 04/25/2039		4,799	4,785
EFS Volunteer LLC
1.888% due 10/25/2035		8,550	8,552
EMC Mortgage Loan Trust
1.518% due 05/25/2040		38	36
Equity One Mortgage Pass-Through Trust
1.542% due 11/25/2032		149	143
1.582% due 04/25/2034		561	480
Evergreen Credit Card Trust
1.632% due 04/15/2020		41,800	41,999
First NLC Trust
1.052% due 08/25/2037		511	293
Flagship Ltd.
0.000% due 01/20/2026 (b)		10,600	10,600
Fortress Credit BSL Ltd.
0.000% due 10/19/2025 (b)		13,400	13,400
2.205% due 01/19/2025		3,400	3,414
Fortress Credit Investments Ltd.
2.273% due 07/17/2023		17,175	17,180
Fraser Sullivan CLO Ltd.
2.105% due 04/20/2023		6,854	6,857
Galaxy CLO Ltd.
2.278% due 11/16/2025		22,900	22,906
Gallatin CLO Ltd.
2.293% due 07/15/2023		14,579	14,572
GCAT LLC
3.750% due 07/25/2020		1,306	1,311
4.250% due 10/25/2019		4,823	4,840
4.500% due 03/25/2021		2,386	2,402
GreenPoint Home Equity Loan Trust
1.272% due 01/15/2030		17	17
GSAMP Trust
1.052% due 12/25/2036		381	209
Harbourmaster CLO BV
0.634% due 05/08/2023	GBP	1,052	1,317
1.321% due 05/08/2023		$2,612	2,618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harbourmaster Pro-Rata CLO BV
0.031% due 09/20/2023	EUR	3,500	$3,705
Home Equity Asset Trust
1.902% due 02/25/2033		$1	1
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036		119	46
ICG US CLO Ltd.
0.000% due 10/15/2026 (b)		33,000	33,151
ING Investment Management CLO Ltd.
1.271% due 06/14/2022		6,618	6,631
Invitation Homes Trust
2.243% due 08/17/2032		18,339	18,480
JMP Credit Advisors CLO Ltd.
2.263% due 10/17/2025		35,900	35,904
Jubilee CDO BV
0.023% due 07/30/2024	EUR	1,432	1,525
KVK CLO Ltd.
0.000% due 01/15/2026		$25,000	25,018
LCM LP
2.285% due 10/19/2022		28,700	28,800
Lehman ABS Mortgage Loan Trust
1.072% due 06/25/2037		422	268
Lehman XS Trust
1.132% due 04/25/2037 ^		732	578
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		16,600	16,592
Long Beach Mortgage Loan Trust
1.542% due 10/25/2034		359	338
1.682% due 03/25/2032		24	23
Long Fellow Place CLO Ltd.
2.139% due 01/15/2024		27,650	27,647
Madison Park Funding Ltd.
1.275% due 02/26/2021		6,418	6,416
1.988% due 01/19/2025		2,500	2,499
2.326% due 04/20/2026		9,200	9,235
2.329% due 08/15/2022		26,294	26,443
Malin CLO BV
0.000% due 05/07/2023	EUR	1,025	1,094
Massachusetts Educational Financing Authority
1.988% due 04/25/2038		$1,399	1,397
MASTR Asset-Backed Securities Trust
1.032% due 11/25/2036		67	32
1.032% due 01/25/2037		325	129
Merrill Lynch Mortgage Investors Trust
1.062% due 09/25/2037		6	2
1.102% due 02/25/2037		350	170
Morgan Stanley ABS Capital, Inc. Trust
1.042% due 05/25/2037		249	152
1.082% due 09/25/2036		23	11
Morgan Stanley Investment Management Mezzano BV
0.539% due 05/15/2024	EUR	220	236

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley IXIS Real Estate Capital Trust
1.032% due 11/25/2036		$10	$5
Mountain Hawk CLO Ltd.
2.190% due 07/22/2024		1,800	1,794
Mountain View CLO Ltd.
2.178% due 04/12/2024		5,650	5,642
Navient Private Education Loan Trust
1.412% due 12/15/2021		421	421
2.650% due 12/15/2028		14,670	14,656
2.740% due 02/15/2029		9,864	9,933
Navient Student Loan Trust
2.079% due 12/27/2066		34,500	34,500
2.132% due 03/25/2066		34,183	34,565
2.232% due 06/25/2065		31,216	31,734
Nelnet Student Loan Trust
1.582% due 02/27/2051		10,767	10,752
1.782% due 09/25/2065		6,436	6,474
Neptuno CLO BV
0.010% due 05/24/2023	EUR	382	407
Neuberger Berman CLO Ltd.
2.169% due 04/28/2025		$5,400	5,400
New Century Home Equity Loan Trust
1.162% due 05/25/2036		486	415
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		12,900	12,904
Northstar Education Finance, Inc.
1.682% due 12/26/2031		9,780	9,755
Northwoods Capital Ltd.
0.000% due 11/04/2025 (b)		15,650	15,649
Oaktree CLO Ltd.
2.250% due 10/20/2026		14,000	14,010
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		16,752	16,771
2.069% due 04/15/2026		19,400	19,376
OFSI Fund Ltd.
2.020% due 04/17/2025		21,900	21,941
OHA Credit Partners Ltd.
1.000% due 10/20/2025		32,900	32,898
OneMain Financial Issuance Trust
2.430% due 06/18/2024		2,488	2,489
2.570% due 07/18/2025		48,900	49,061
Option One Mortgage Loan Trust
1.522% due 08/25/2032		122	115
1.642% due 05/25/2035		1,941	1,886
Palmer Square CLO Ltd.
0.000% due 10/17/2027 (b)		18,100	18,175
2.423% due 10/17/2025		2,700	2,700
Palmer Square Loan Funding Ltd.
2.391% due 06/21/2024		21,059	21,084
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		863	856

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PDM CLO BV
0.510% due 02/14/2023	EUR	459	$489
Pinnacle Park CLO Ltd.
2.211% due 04/15/2026		$17,900	17,939
Progress Residential Trust
2.343% due 01/17/2034		6,700	6,769
2.443% due 09/17/2033		14,946	15,154
Regatta Funding Ltd.
0.000% due 10/25/2026 (b)		8,600	8,643
Renaissance Home Equity Loan Trust
1.342% due 11/25/2034		176	157
1.482% due 12/25/2033		268	253
1.862% due 08/25/2033		457	430
Residential Asset Mortgage Products Trust
1.542% due 06/25/2032		5	5
Residential Asset Securities Corp. Trust
1.482% due 07/25/2032 ^		64	58
RMAT LLC
4.090% due 07/27/2020		3,460	3,489
SBA Tower Trust
2.898% due 10/15/2044		10,200	10,237
SLM Private Credit Student Loan Trust
1.311% due 03/15/2024		45	45
SLM Student Loan Trust
1.118% due 07/25/2019		388	387
1.148% due 01/25/2027		13,590	13,537
1.178% due 10/25/2028		3,440	3,397
1.178% due 10/27/2031		61,534	60,653
1.601% due 12/15/2027		38,944	38,894
1.682% due 01/25/2029		7,326	7,279
2.538% due 04/25/2023		7,968	8,135
SMB Private Education Loan Trust
2.340% due 09/15/2034		1,500	1,467
2.362% due 02/17/2032		6,700	6,906
SoFi Professional Loan Program LLC
2.356% due 06/25/2025		10,923	11,130
2.720% due 10/27/2036		3,466	3,484
3.020% due 02/25/2040		2,397	2,404
Specialty Underwriting & Residential Finance Trust
1.662% due 01/25/2034		173	158
Staniford Street CLO Ltd.
2.311% due 06/15/2025		500	500
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		5,653	5,658
Stoney Lane Funding Corp.
1.263% due 04/18/2022		867	866
Structured Asset Investment Loan Trust
1.672% due 06/25/2035		2,638	2,601
1.957% due 10/25/2033		54	53
Structured Asset Securities Corp. Mortgage Loan Trust
2.284% due 04/25/2035		1,014	965

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		$3,198	$3,208
Symphony CLO LP
2.110% due 01/09/2023		14,403	14,442
Telos CLO Ltd.
2.673% due 04/17/2025		9,487	9,527
THL Credit Wind River CLO Ltd.
2.290% due 04/18/2026		700	700
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		3,376	3,367
3.598% due 10/27/2036		10,942	10,935
Utah State Board of Regents
1.521% due 01/25/2057		26,000	25,964
Venture CDO Ltd.
1.261% due 07/22/2021		533	532
1.321% due 07/22/2021		3,231	3,226
Venture CLO Ltd.
0.000% due 04/15/2026 (b)		10,200	10,212
1.609% due 11/14/2022		14,286	14,303
2.523% due 04/15/2026		10,200	10,200
Vericrest Opportunity Loan Trust
3.375% due 10/25/2058		918	917
4.250% due 03/26/2046		5,417	5,456
Vibrant CLO Ltd.
2.363% due 07/17/2024		5,311	5,328
VOLT LLC
3.250% due 02/25/2055		5,474	5,480
3.500% due 07/25/2046		1,794	1,808
3.500% due 09/25/2046		18,387	18,443
3.500% due 03/25/2047		11,800	11,834
4.000% due 05/25/2046		1,975	1,996
4.125% due 10/25/2045		2,539	2,551
4.250% due 02/26/2046		6,009	6,053
4.250% due 03/26/2046		6,901	6,970
4.375% due 11/27/2045		1,377	1,394
Voya CLO Ltd.
2.320% due 10/15/2022		33,287	33,403
2.343% due 10/15/2022		39,745	39,800
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036		65	31
Westwood CDO Ltd.
1.258% due 04/25/2022		62	62
Wood Street CLO BV
0.163% due 11/22/2021	EUR	1,041	1,112

Total Asset-Backed Securities (Cost $1,708,539)			1,710,777

SOVEREIGN ISSUES 8.1%
Caisse des Depots et Consignations
1.206% due 09/09/2019		$7,000	6,982
Chiba Prefecture
0.220% due 08/25/2017	JPY	600,000	5,395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
City of Chiba
1.870% due 10/26/2017	JPY	315,660	$2,866
City of Fukuoka Japan
1.870% due 10/24/2017		420,000	3,813
City of Hiroshima Japan
0.220% due 10/25/2017		700,000	6,297
City of Kyoto
0.236% due 07/27/2017		250,000	2,248
0.262% due 09/28/2017		250,000	2,249
City of Nagoya Japan
1.740% due 09/20/2017		332,800	3,014
City of Osaka Japan
0.265% due 11/20/2017		330,000	2,970
0.302% due 09/19/2017		300,000	2,699
1.730% due 11/20/2017		125,480	1,140
1.740% due 12/19/2017		540,000	4,912
1.820% due 09/20/2017		1,500,000	13,592
City of Sapporo Japan
0.200% due 12/20/2017		330,000	2,969
1.770% due 09/20/2017		200,000	1,812
Czech Republic Government International Bond
4.000% due 04/11/2017	CZK	547,000	21,620
Deposit Insurance Corp. of Japan
0.200% due 10/20/2017	JPY	1,200,000	10,793
Development Bank of Japan, Inc.
0.136% due 09/20/2017		700,000	6,292
1.279% due 01/28/2020		$42,050	41,775
1.625% due 09/25/2019		1,150	1,136
1.690% due 03/20/2018	JPY	200,000	1,826
1.736% due 04/27/2017		$10,000	10,002
2.125% due 01/30/2019		1,250	1,252
Export-Import Bank of India
2.750% due 04/01/2020		2,255	2,256
2.750% due 08/12/2020		1,200	1,200
3.875% due 10/02/2019		3,063	3,158
Export-Import Bank of Korea
1.441% due 04/23/2018		17,500	17,526
1.452% due 05/21/2018		26,000	26,037
1.501% due 10/21/2019		9,400	9,399
1.661% due 08/14/2017		1,500	1,499
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		6,540	6,575
Fukuoka Prefecture
0.180% due 07/27/2017	JPY	400,000	3,595
0.190% due 11/27/2017		800,000	7,196
1.720% due 09/20/2017		300,000	2,717
Fukushima Prefecture
0.170% due 02/26/2018		700,000	6,300
Gunma Prefecture
0.241% due 11/24/2017		530,000	4,769
Hiroshima Prefecture
1.630% due 01/25/2018		1,400,000	12,745

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hokkaido Prefecture
0.250% due 09/25/2017	JPY	100,000	$900
1.700% due 11/30/2017		210,000	1,908
1.800% due 09/25/2017		900,000	8,157
1.960% due 08/31/2017		300,000	2,717
1.980% due 06/29/2017		400,000	3,611
Japan Bank for International Cooperation
1.624% due 02/24/2020		$30,950	30,942
Japan Expressway Holding and Debt Repayment Agency
1.560% due 12/20/2017	JPY	100,000	908
1.700% due 09/28/2017		1,111,000	10,065
1.700% due 11/30/2017		400,000	3,634
1.900% due 07/31/2017		300,000	2,712
1.900% due 08/31/2017		1,790,000	16,210
Japan Finance Corp.
0.100% due 05/25/2017		100,000	898
0.100% due 11/02/2017		2,000,000	17,973
Japan Finance Corp. for Small and Medium Enterprise
0.790% due 03/20/2018		100,000	905
Japan Finance Organization for Municipalities
0.230% due 10/27/2017		1,700,000	15,292
1.375% due 02/05/2018		$9,000	8,972
1.500% due 09/12/2017		1,900	1,898
1.700% due 05/22/2017		42,000	42,028
1.700% due 05/22/2017	JPY	100,000	900
1.700% due 11/17/2017		431,000	3,914
1.770% due 12/20/2017		400,000	3,638
1.900% due 06/20/2017		200,000	1,804
2.125% due 03/06/2019		$12,300	12,289
2.500% due 09/12/2018		38,244	38,535
Japan Student Services Organization
0.100% due 11/20/2017	JPY	200,000	1,797
Kanagawa Prefecture
1.590% due 12/20/2017		300,000	2,726
1.930% due 06/20/2017		140,000	1,263
Korea Development Bank
1.500% due 01/22/2018		$820	819
1.757% due 02/27/2022		5,000	4,999
3.500% due 08/22/2017		20,259	20,407
3.875% due 05/04/2017		27,981	28,031
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		46,674	46,755
Korea Expressway Corp.
1.625% due 04/28/2017		1,400	1,400
1.875% due 10/22/2017		6,700	6,708
Korea Gas Corp.
2.250% due 07/25/2017		11,662	11,689
2.875% due 07/29/2018		1,500	1,519
Korea Hydro & Nuclear Power Co. Ltd.
1.830% due 05/22/2017		46,400	46,390
2.875% due 10/02/2018		5,310	5,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Land & Housing Corp.
1.875% due 08/02/2017		$8,067	$8,066
Korea National Oil Corp.
1.753% due 03/27/2020		20,000	20,032
2.750% due 01/23/2019		5,600	5,659
3.125% due 04/03/2017		41,050	41,050
Korea Western Power Co. Ltd.
2.875% due 10/10/2018		3,600	3,638
3.125% due 05/10/2017		16,887	16,907
Kyoto Prefecture
1.810% due 09/26/2017	JPY	600,000	5,438
Major Joint Local Government Bond
1.700% due 09/25/2017		390,000	3,533
1.720% due 11/24/2017		3,055,300	27,756
1.800% due 08/25/2017		300,000	2,715
1.850% due 10/25/2017		1,668,400	15,146
1.900% due 06/23/2017		320,000	2,887
1.900% due 07/25/2017		400,000	3,615
Nuclear Damage Compensation and Decommissioning Facilitation Corp.
0.059% due 11/02/2017		7,930,000	71,266
0.151% due 11/17/2017		400,000	3,597
Okayama Prefecture
1.720% due 11/30/2017		300,000	2,726
Osaka Prefecture
0.063% due 04/28/2017		600,000	5,389
0.063% due 10/27/2017		800,000	7,190
0.220% due 10/30/2017		150,000	1,349
0.310% due 04/26/2017		200,000	1,797
1.620% due 01/30/2018		140,000	1,275
1.730% due 11/29/2017		534,000	4,853
1.790% due 05/30/2017		552,220	4,975
1.830% due 04/26/2017		1,089,000	9,794
1.830% due 09/27/2017		466,000	4,224
1.840% due 10/30/2017		200,000	1,816
1.930% due 06/28/2017		144,000	1,300
Promotion & Mutual Aid Corp. for Private Schools of Japan
1.700% due 09/25/2017		400,000	3,622
Saitama Prefecture
0.270% due 06/27/2017		200,000	1,798
1.810% due 11/29/2017		145,000	1,318
Saudi Government International Bond
2.375% due 10/26/2021		$27,300	26,840
Shizuoka Prefecture
0.220% due 08/21/2017	JPY	400,000	3,596
1.810% due 11/28/2017		400,000	3,636
Tokyo Metropolitan Government
0.120% due 12/15/2017		218,890	1,968
1.730% due 09/20/2017		130,000	1,178
2.125% due 05/20/2019		$3,200	3,194

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Welfare and Medical Service Agency
0.152% due 06/20/2017	JPY	400,000	$3,594
Yamanashi Prefecture
1.860% due 10/30/2017		200,000	1,816

Total Sovereign Issues (Cost $1,017,982)			1,003,867

SHORT-TERM INSTRUMENTS 12.4%

CERTIFICATES OF DEPOSIT 2.4%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.703% due 03/04/2019		$16,000	16,008
Barclays Bank PLC
1.804% due 11/06/2017		10,100	10,121
1.906% due 09/08/2017		121,000	121,277
Credit Suisse AG
1.920% due 09/12/2017		26,000	26,062
Mizuho Bank Ltd.
1.820% due 12/12/2017		123,900	124,216

			297,684

COMMERCIAL PAPER 5.4%
Electricite de France S.A.
1.870% due 01/05/2018		18,000	17,750
1.870% due 01/09/2018		18,500	18,238
Enbridge Energy Partners LP
1.680% due 04/18/2017		10,000	9,993
1.700% due 04/20/2017		15,250	15,239
1.700% due 05/10/2017		10,500	10,484
1.700% due 05/11/2017		10,400	10,384
1.900% due 06/23/2017		9,000	8,970
1.910% due 06/16/2017		7,700	7,677
1.910% due 06/19/2017		36,300	36,185
Energy Transfer Partners LP
1.700% due 04/13/2017		7,000	6,996
Engie
1.520% due 10/20/2017		4,200	4,167
ENI Finance USA, Inc.
1.330% due 04/18/2017		17,000	16,991
Entergy Corp.
1.300% due 04/07/2017		5,900	5,899
1.300% due 04/28/2017		17,500	17,482
1.320% due 04/17/2017		22,500	22,486
1.350% due 04/03/2017		26,000	25,997
1.400% due 05/10/2017		8,000	7,988
1.440% due 05/08/2017		19,100	19,073
1.440% due 05/17/2017		8,432	8,417
Ford Motor Credit Co.
1.650% due 11/02/2017		3,000	2,968
Monsanto Co.
1.750% due 07/31/2017		16,700	16,620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Moody’s Corp.
1.250% due 04/17/2017		$7,000	$6,996
NiSource Finance Corp.
1.380% due 04/13/2017		20,000	19,992
ONEOK Partners LP
1.500% due 04/07/2017		4,700	4,699
1.500% due 04/12/2017		7,000	6,997
1.550% due 04/25/2017		5,000	4,996
Plains All American Pipeline LP
1.700% due 04/03/2017		18,500	18,498
1.700% due 04/06/2017		19,000	18,996
1.700% due 04/13/2017		7,000	6,997
1.900% due 05/01/2017		15,000	14,984
1.950% due 04/17/2017		10,000	9,995
1.950% due 04/21/2017		25,000	24,983
Sempra Energy Holdings
1.480% due 08/21/2017		20,000	19,883
1.480% due 08/23/2017		27,200	27,038
Syngenta Wilmington, Inc.
1.550% due 07/24/2017		36,500	36,312
2.000% due 09/14/2017		57,100	56,621
2.020% due 09/14/2017		24,800	24,592
Viacom, Inc.
1.550% due 04/27/2017		54,000	53,951
1.560% due 04/26/2017		15,000	14,986
Wyndham Worldwide
1.400% due 04/06/2017		6,000	5,999

			667,519

REPURCHASE AGREEMENTS (f) 0.2%
			23,993

SHORT-TERM NOTES 1.4%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		45,527	45,666
2.890% due 10/05/2017		41,450	41,717
Holmes Master Issuer PLC
1.512% due 04/15/2017		65,700	65,736
TechnipFMC PLC
2.000% due 10/01/2017		17,800	17,796

			170,915

ARGENTINA TREASURY BILLS 1.1%
3.017% due 05/26/2017 - 12/15/2017 (c)(d)		146,000	142,761

MEXICO TREASURY BILLS 1.7%
6.599% due 05/25/2017 - 07/20/2017 (c)(d)	MXN	4,057,100	213,244

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.618% due 04/20/2017 - 04/27/2017 (c)(d)(i)(k)	$20,693	$20,686

Total Short-Term Instruments (Cost $1,526,242)		1,536,802

Total Investments in Securities (Cost $12,870,035)		12,905,512

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.6%

SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%
PIMCO Short-Term Floating NAV Portfolio III	56,775,691	$561,284

Total Short-Term Instruments (Cost $561,244)		561,284

Total Investments in Affiliates (Cost $561,244)		561,284

Total Investments 109.2% (Cost $13,431,279)		$13,466,796

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(1,280))		4,277

Other Assets and Liabilities, net (9.2)%		(1,134,678)

Net Assets 100.0%		$12,336,395

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	03/31/2017	04/03/2017	$23,993	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(24,477)	$23,993	$23,993

Total Repurchase Agreements						$(24,477)	$23,993	$23,993

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BCY	0.250%	03/17/2017	TBD	(4)	$	(560)	$(560)
BOS	1.060	03/16/2017	04/19/2017			(6,701)	(6,705)
COM	1.180	03/13/2017	04/19/2017			(108,703)	(108,778)
	1.180	03/20/2017	04/19/2017			(43,595)	(43,615)
FOB	1.200	03/29/2017	04/06/2017			(28,625)	(28,630)
RDR	1.000	03/13/2017	04/12/2017			(41,823)	(41,847)
	1.000	03/13/2017	04/19/2017			(29,640)	(29,657)
SGY	0.400	03/27/2017	04/03/2017			(99,250)	(99,258)
	0.680	03/24/2017	04/04/2017			(222,188)	(222,229)

Total Reverse Repurchase Agreements							$(581,279)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BCY	0.600%	03/31/2017	04/03/2017	$(281,593)	$(281,608)
	0.650	03/31/2017	04/03/2017	(67,110)	(67,113)

Total Sale-Buyback Transactions					$(348,721)

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
U.S. Treasury Notes	1.875%	02/28/2022	$284,400	$(283,309)	$(284,287)

Total Short Sales				$(283,309)	$(284,287)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(g)	Securities with an aggregate market value of $936,641 and cash of $1,079 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BCY	$0	$(560)	$0	$0	$(560)	$614	$54
BOS	0	(6,705)	0	0	(6,705)	7,104	399
COM	0	(152,393)	0	0	(152,393)	155,145	2,752
FOB	0	(28,630)	0	0	(28,630)	30,202	1,572
RBC	0	0	0	0	0	760	760
RDR	0	(71,504)	0	0	(71,504)	74,253	2,749
SGY	0	(321,487)	0	0	(321,487)	321,174	(313)
SSB	23,993	0	0	0	23,993	(24,477)	(484)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(348,721)	$(284,287)	$(633,008)	$348,399	$(284,609)

Total Borrowings and Other Financing Transactions	$23,993	$(581,279)	$(348,721)	$(284,287)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(181,023)	$0	$(560)	$(181,583)
U.S. Government Agencies	0	(78,209)	0	0	(78,209)
U.S. Treasury Obligations	0	(321,487)	0	0	(321,487)

Total	$0	$(580,719)	$0	$(560)	$(581,279)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(348,721)	0	0	(348,721)

Total	$0	$(348,721)	$0	$0	$(348,721)

Total Borrowings	$0	$(929,440)	$0	$(560)	$(930,000)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(930,000)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(1,227,546) at a weighted average interest rate of 0.715%.
(4)	Open maturity reverse repurchase agreement.
(5)	Payable for short sales includes $493 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	Long	06/2017	7,791	$4,031	$458	$(185)
U.S. Treasury 2-Year Note June Futures	Short	06/2017	12,470	315	0	(975)
U.S. Treasury 5-Year Note June Futures	Short	06/2017	3,549	183	0	(582)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2018	15,876	(1,352)	0	(1,215)

Total Futures Contracts				$3,177	$458	$(2,957)

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Exelon Generation Co. LLC	1.000%	12/20/2021	1.404%	$7,900	$ (138)	$(2)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$	481,600	$(35,852)	$(873)	$219	$(156)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay(5)	3-Month USD-LIBOR	0.000%	06/21/2020	$	10,266,000	$(1,866)	$(1,911)	$302	$0
Receive(5)	3-Month USD-LIBOR	1.500	06/21/2027		673,800	58,236	2,758	0	(1,142)
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN	9,629,000	(27,941)	824	885	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		1,592,300	31	240	170	0
Pay	28-Day MXN-TIIE	7.810	12/31/2021		975,000	1,336	172	110	0

						$29,796	$2,083	$1,467	$(1,142)

Total Swap Agreements						$(6,194)	$1,208	$1,686	$(1,300)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(i)	Securities with an aggregate market value of $7,462 and cash of $71,700 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$458	$1,686	$2,144	$0	$(2,957)	$(1,827)	$(4,784)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(527) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	AUD	71,605	$	54,944	$ 238	$0
	04/2017	$	1,032	JPY	114,600	0	(3)
	05/2017	AUD	165,838	$	126,886	250	0
BOA	04/2017		138,615		106,307	405	0
	04/2017	EUR	6,427		6,921	64	0
	04/2017	$	68,298	DKK	454,890	0	(3,068)
	04/2017		160,126	EUR	149,163	0	(999)
	05/2017	EUR	149,163	$	160,326	999	0
	05/2017	JPY	100,000		966	66	0
	06/2017	EUR	8,500		9,714	608	0
	07/2017	DKK	26,490		3,884	68	0
	08/2017	MXN	99,000		4,957	0	(224)
BPS	04/2017	DKK	428,400		65,336	3,905	0
	04/2017	JPY	200,000		1,867	69	0
	04/2017	$	6,779	AUD	9,016	109	0
	04/2017		2,450	MXN	46,233	15	0
	05/2017	JPY	1,000,000	$	9,705	711	0
	06/2017		1,020,000		9,900	710	0
	07/2017		1,100,000		9,974	96	(50)
	07/2017	MXN	846,700		41,369	0	(3,129)
	08/2017	JPY	1,300,000		11,841	217	(124)
	09/2017		2,370,000		22,392	1,012	(70)
	10/2017		2,714,060		24,803	456	(255)
	11/2017		2,325,480		22,632	1,541	0
	12/2017		1,740,000		16,967	1,145	0
CBK	04/2017	CAD	16,396		12,199	0	(130)
	04/2017	CZK	571,552		23,629	1,007	0
	04/2017	JPY	1,689,000		14,756	0	(428)
	04/2017	$	24,450	AUD	31,810	0	(147)
	04/2017		72,564	EUR	68,250	248	(3)
	04/2017		123,062	JPY	13,637,773	0	(564)
	05/2017	JPY	14,389,993	$	130,520	1,129	0
	06/2017		684,000		6,573	409	0
	09/2017		3,777,000		36,209	2,166	(139)
	10/2017		4,390,000		39,923	851	(726)

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2017	JPY	4,585,000	$	44,795	$3,210	$0
	12/2017		218,890		1,921	0	(69)
	01/2018		1,540,000		13,556	0	(476)
	02/2018		700,000		6,173	0	(217)
FBF	04/2017	$	396	MXN	7,883	24	0
	08/2017	MXN	347,000	$	17,371	0	(789)
GLM	04/2017	CAD	231,569		175,802	1,725	(57)
	04/2017	EUR	26,159		27,657	0	(249)
	04/2017	JPY	8,221,100		71,766	0	(2,078)
	04/2017	MXN	135,874		6,549	0	(694)
	04/2017	$	55,054	EUR	52,062	493	(8)
	04/2017		53,817	GBP	43,310	447	0
	04/2017		9,955	JPY	1,115,700	67	0
	05/2017	GBP	43,310	$	53,853	0	(446)
	05/2017	MXN	184,400		9,085	0	(687)
	06/2017		1,000,000		50,196	0	(2,578)
	07/2017	EUR	2,035		2,327	145	0
	08/2017	MXN	55,000		2,747	0	(131)
HUS	04/2017	JPY	6,646,973		59,192	0	(513)
	04/2017	$	1,333	AUD	1,751	5	0
	04/2017		186	MXN	3,654	9	0
IND	04/2017	CAD	83,929	$	62,929	0	(183)
	01/2018	$	4,035	DKK	27,660	0	(8)
JPM	04/2017	DKK	26,490	$	3,843	44	0
	04/2017	$	1,585	EUR	1,476	0	(10)
	04/2017		4,884	MXN	95,862	226	0
	06/2017	MXN	430,000	$	21,614	0	(1,125)
	07/2017	JPY	250,000		2,262	6	0
	07/2017	MXN	1,000,000		50,184	0	(2,483)
	08/2017	JPY	2,090,000		18,871	0	(22)
	08/2017	MXN	423,300		20,593	0	(1,545)
	09/2017	JPY	1,532,800		14,853	983	0
	10/2017		250,000		2,265	0	(2)
	11/2017		9,758,300		93,935	5,373	(5)
	12/2017		1,030,000		9,815	485	(36)
	03/2018		300,000		2,649	0	(93)
MSB	04/2017	GBP	43,310		54,317	54	0
NAB	04/2017	$	247,913	CAD	331,894	1,663	0
	05/2017	CAD	331,894	$	248,021	0	(1,659)
NGF	06/2017	MXN	116,000		5,733	0	(407)
SCX	04/2017	$	1,382	AUD	1,805	0	(3)
	06/2017	MXN	472,616	$	24,384	0	(583)
SOG	08/2017		99,000		4,960	0	(221)
TOR	04/2017	$	211	MXN	3,975	0	0
	11/2017	EUR	9,310	$	10,760	705	0
UAG	04/2017		238,365		252,866	0	(1,422)
	05/2017	JPY	100,000		980	80	0
	06/2017		100,000		981	80	0
	11/2017		1,122,000		11,097	907	0
	12/2017		100,000		990	81	0

Total Forward Foreign Currency Contracts						$35,306	$(28,858)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670%	09/06/2017	$1,207,400	$1,769	$1,742

Total Purchased Options							$1,769	$1,742

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700%	09/06/2017	$498,300	$(1,933)	$(863)

Total Written Options							$(1,933)	$(863)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		3,644		0		(3,644)		0		0		0
Notional Amount in $	$	5,620,600	$	12,486,500	$	(13,755,700)	$	0	$	(3,853,100)	$	498,300
Notional Amount in AUD	AUD	253,880	AUD	0	AUD	0	AUD	(253,880)	AUD	0	AUD	0
Notional Amount in EUR	EUR	0	EUR	218,000	EUR	0	EUR	(218,000)	EUR	0	EUR	0
Premiums	$	(10,759)	$	(31,044)	$	34,715	$	2,034	$	3,121	$	(1,933)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2021	1.161%	$ 10,200	$(195)	$125	$0	$(70)
BPS	Mexico Government International Bond	1.000	12/20/2021	1.161	400	(8)	5	0	(3)
GST	Mexico Government International Bond	1.000	12/20/2021	1.161	8,400	(149)	92	0	(57)
HUS	Mexico Government International Bond	1.000	12/20/2021	1.161	41,200	(764)	484	0	(280)

						$(1,116)	$706	$0	$(410)

Total Swap Agreements						$(1,116)	$706	$0	$(410)

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(K)	Securities with an aggregate market value of $8,345 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (4)
AZD	$488	$0	$0	$488	$(3)	$0	$0	$(3)	$485	$(110)	$375
BOA	2,210	1,742	0	3,952	(4,291)	(863)	(70)	(5,224)	(1,272)	1,670	398
BPS	9,986	0	0	9,986	(3,628)	0	(3)	(3,631)	6,355	(5,936)	419
CBK	9,020	0	0	9,020	(2,899)	0	0	(2,899)	6,121	(6,629)	(508)
FBF	24	0	0	24	(789)	0	0	(789)	(765)	638	(127)
GLM	2,877	0	0	2,877	(6,928)	0	0	(6,928)	(4,051)	3,690	(361)
GST	0	0	0	0	0	0	(57)	(57)	(57)	175	118
HUS	14	0	0	14	(513)	0	(280)	(793)	(779)	657	(122)
IND	0	0	0	0	(191)	0	0	(191)	(191)	0	(191)
JPM	7,117	0	0	7,117	(5,321)	0	0	(5,321)	1,796	(1,698)	98
MSB	54	0	0	54	0	0	0	0	54	(550)	(496)
NAB	1,663	0	0	1,663	(1,659)	0	0	(1,659)	4	0	4
NGF	0	0	0	0	(407)	0	0	(407)	(407)	274	(133)
SCX	0	0	0	0	(586)	0	0	(586)	(586)	669	83
SOG	0	0	0	0	(221)	0	0	(221)	(221)	0	(221)
TOR	705	0	0	705	0	0	0	0	705	(630)	75
UAG	1,148	0	0	1,148	(1,422)	0	0	(1,422)	(274)	573	299

Total Over the Counter	$35,306	$1,742	$0	$37,048	$(28,858)	$(863)	$(410)	$(30,131)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	47

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$458	$458
Swap Agreements	0	219	0	0	1,467	1,686

	$0	$219	$0	$0	$1,925	$2,144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,306	$0	$35,306
Purchased Options	0	0	0	0	1,742	1,742

	$0	$0	$0	$35,306	$1,742	$37,048

	$0	$219	$0	$35,306	$3,667	$39,192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,957	$2,957
Swap Agreements	0	685	0	0	1,142	1,827

	$0	$685	$0	$0	$4,099	$4,784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,858	$0	$28,858
Written Options	0	0	0	0	863	863
Swap Agreements	0	410	0	0	0	410

	$0	$410	$0	$28,858	$863	$30,131

	$0	$1,095	$0	$28,858	$4,962	$34,915

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(922)	$(922)
Futures	0	0	0	0	39,548	39,548
Swap Agreements	0	(19,015)	0	0	(15,583)	(34,598)

	$0	$(19,015)	$0	$0	$23,043	$4,028

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,661	$0	$4,661
Purchased Options	0	0	0	(981)	20,868	19,887
Written Options	0	2,472	0	2,034	(27,390)	(22,884)
Swap Agreements	0	7,011	0	0	0	7,011

	$0	$9,483	$0	$5,714	$(6,522)	$8,675

	$0	$(9,532)	$0	$5,714	$16,521	$12,703

48	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$826	$826
Futures	0	0	0	0	29,841	29,841
Swap Agreements	0	(875)	0	0	5,269	4,394

	$0	$(875)	$0	$0	$35,936	$35,061

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,367	$0	$24,367
Purchased Options	0	0	0	954	1,822	2,776
Written Options	0	0	0	892	2,111	3,003
Swap Agreements	0	(2,581)	0	0	0	(2,581)

	$0	$(2,581)	$0	$26,213	$3,933	$27,565

	$0	$(3,456)	$0	$26,213	$39,869	$62,626

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$70,510	$0	$70,510
Corporate Bonds & Notes
Banking & Finance	0	3,610,912	2,932	3,613,844
Industrials	0	2,681,475	286	2,681,761
Utilities	0	819,601	0	819,601
Municipal Bonds & Notes
Arkansas	0	3,910	0	3,910
California	0	55,005	0	55,005
Colorado	0	2,892	0	2,892
District of Columbia	0	18,184	0	18,184
North Carolina	0	3,615	0	3,615
South Carolina	0	732	0	732
Texas	0	1,663	0	1,663
Washington	0	17,665	0	17,665
U.S. Government Agencies	0	307,025	51	307,076
U.S. Treasury Obligations	0	669,254	0	669,254
Non-Agency Mortgage-Backed Securities	0	368,753	19,601	388,354
Asset-Backed Securities	0	1,627,730	83,047	1,710,777
Sovereign Issues	0	1,003,867	0	1,003,867
Short-Term Instruments
Certificates of Deposit	0	297,684	0	297,684
Commercial Paper	14,986	645,537	6,996	667,519
Repurchase Agreements	0	23,993	0	23,993
Short-Term Notes	0	170,915	0	170,915
Argentina Treasury Bills	0	142,761	0	142,761
Mexico Treasury Bills	0	213,244	0	213,244
U.S. Treasury Bills	0	20,686	0	20,686
	$14,986	$12,777,613	$112,913	$12,905,512

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	49

Schedule of Investments PIMCO Short-Term Fund (Cont.)

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$561,284	$0	$0	$561,284

Total Investments	$576,270	$12,777,613	$112,913	$13,466,796

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(284,287)	$0	$(284,287)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	458	1,686	0	2,144
Over the counter	0	37,048	0	37,048
	$458	$38,734	$0	$39,192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,957)	(1,300)	0	(4,257)
Over the counter	0	(30,131)	0	(30,131)
	$(2,957)	$(31,431)	$0	$(34,388)
Total Financial Derivative Instruments	$(2,499)	$7,303	$0	$4,804

Totals	$573,771	$12,500,629	$112,913	$13,187,313

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

50	PIMCO SHORT-TERM FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2017

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2017	51

Notes to Financial Statements (Cont.)

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

52	PIMCO SHORT-TERM FUND

March 31, 2017

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2017	53

Notes to Financial Statements (Cont.)

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally

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valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$88,054	$12,305,934	$(11,832,900)	$164	$32	$561,284	$4,534	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an

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Notes to Financial Statements (Cont.)

inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and

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loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all

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Notes to Financial Statements (Cont.)

of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures

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contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying

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Notes to Financial Statements (Cont.)

instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the

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Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and

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credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

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Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company,

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such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a

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Notes to Financial Statements (Cont.)

counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation

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(depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.20%
Class P	0.30%
Administrative Class	0.20%
Class D	0.20%
Class A	0.20%
Class C	0.20%
Class R	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.30%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is

74	PIMCO SHORT-TERM FUND

March 31, 2017

responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$1,287,487	$4,778,955

ANNUAL REPORT	MARCH 31, 2017	75

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$29,320,957	$27,088,291	$6,619,582	$7,738,461

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Short-Term Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	580,798	$5,675,057	531,777	$5,194,349
Class P	119,382	1,166,239	112,516	1,095,917
Administrative Class	52,533	513,143	19,559	190,732
Class D	28,201	275,740	21,608	210,389
Class A	64,452	629,902	33,960	330,814
Class C	4,720	46,109	4,461	43,470
Class R	4,391	42,886	5,547	54,089

76	PIMCO SHORT-TERM FUND

March 31, 2017

	PIMCO Short-Term Fund
	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	12,792	$124,847	17,869	$174,056
Class P	2,123	20,730	1,205	11,710
Administrative Class	2,296	22,417	2,582	25,150
Class D	674	6,583	636	6,196
Class A	992	9,690	855	8,322
Class C	185	1,804	191	1,863
Class R	139	1,360	127	1,231

Cost of shares redeemed
Institutional Class	(730,374)	(7,124,419)	(781,813)	(7,619,350)
Class P	(66,818)	(652,524)	(37,646)	(366,192)
Administrative Class	(30,054)	(292,760)	(57,886)	(563,807)
Class D	(21,182)	(206,631)	(20,964)	(204,432)
Class A	(37,556)	(366,496)	(36,320)	(353,995)
Class C	(5,618)	(54,853)	(5,710)	(55,710)
Class R	(3,452)	(33,683)	(2,855)	(27,816)
Net increase (decrease) resulting from Fund share transactions	(21,376)	$(194,859)	(190,301)	$(1,843,014)

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2017	77

Notes to Financial Statements (Cont.)

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Short-Term Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$38,819	$(4,698)	$(73,606)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Short-Term Fund

Short-Term	Long-Term
$42,335	$31,271
†	A zero balance may reflect actual amounts rounding to less than one thousand.

78	PIMCO SHORT-TERM FUND

March 31, 2017

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Short-Term Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$13,435,833	$87,673	$(56,710)	$30,963
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, for federal income tax purposes.

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Short-Term Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$157,777	$0	$39,572	$238,821	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2017	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Short-Term Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

80	PIMCO SHORT-TERM FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BCY	Barclays Capital, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	NAB	National Australia Bank Ltd.
BOS	Banc of America Securities LLC	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RBS	RBS Securities, Inc.
COM	Commerz Bank AG	RDR	RBC Capital Markets
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FOB	Credit Suisse Securities (USA) LLC	SGY	Societe Generale, New York
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CZK	Czech Koruna	MXN	Mexican Peso
DKK	Danish Krone	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To Be Determined
FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2017	81

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Short-Term Fund	0.00%	0.08%	$157,777	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

82	PIMCO SHORT-TERM FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2017	83

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

84	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2017	85

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder,

86	PIMCO SHORT-TERM FUND

(Unaudited)

information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2017	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3024AR_033117

PIMCO Funds

Annual Report

March 31, 2017

PIMCO Emerging Local Bond Fund

Share Classes

∎	Institutional
∎	P
∎	Administrative
∎	D
∎	A
∎	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2017, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

In the early part of the reporting period in June 2016, the outcome of the U.K. referendum, or Brexit, prompted market volatility to rise, sovereign yields to rally significantly and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the fundamental backdrop of the global economy as remaining largely intact, and as expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of other political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain over this period.

At its December 2016 meeting, the European Central Bank (“ECB”) opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. On December 14, 2016, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25 percentage points to a range of 0.50%-0.75%. And on March 15, 2017, the Fed raised the rate again by 0.25 percentage points to a range of 0.75%-1.00%, representing their third rate increase in ten years.

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the March quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. However, rising geopolitical tensions outside of the reporting period, namely Syria and North Korea, contributed to growing investor anxiety.

Financial market highlights of the twelve-month reporting period include:

∎	U.S. Treasury yields rose across the yield curve over the reporting period. The yield on the benchmark ten-year U.S. Treasury note was 2.40% at the end of the

2	PIMCO EMERGING LOCAL BOND FUND

reporting period, up from 1.78% on March 31, 2016 (the end of the previous reporting period). U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, declined 1.44% over the reporting period. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 0.44% over the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.48% over the reporting period, as represented by the Bloomberg Barclays U.S. TIPS Index. Real yields rose and the yield curve flattened as the Fed continued its normalization of interest rates and pro-growth sentiment emerged in the wake of the U.S. election. Market-based inflation expectations ended the period sharply higher as oil prices rallied and fears of policy-induced inflation lead to increased demand for U.S. TIPS.

∎

Diversified commodities posted positive returns, as represented by the Bloomberg Commodity Index Total Return, which returned 8.71% over the reporting period. The energy and industrial metals sectors led the rebound within commodity markets. Within energy, oil prices rose sharply as U.S. production growth slowed and the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a coordinated cut to output. Base metals broadly gained on improved China sentiment and in anticipation of potential infrastructure spending in the U.S.

∎

Agency mortgage-backed securities (“MBS”) returned 0.17% over the reporting period, as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index. The asset class modestly outperformed like-duration U.S. Treasuries, as continued Fed intervention and strong overseas demand helped offset mortgage extension selling following the U.S. election. Non-Agency MBS continued to perform well due to improving housing fundamentals, limited new issuance, and sustained investor appetite.

∎

The U.S. investment grade credit market, as represented by the Bloomberg Barclays U.S. Credit Index, returned 2.96% over the reporting period. Investment grade credit spreads tightened due to strong investor demand for high grade retail mutual funds and ETFs, low volatility, and corporate earnings strength. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 16.88% over the reporting period, which benefited from a strong rally of commodity sectors, namely the energy and metals & mining sectors.

∎

Tax-exempt municipal bonds returned 0.15% over the reporting period, as represented by the Bloomberg Barclays Municipal Bond Index. The municipal bond market benefited from constructive retail, institutional, and foreign demand through the first half of the reporting period. The positive sentiment reversed post-U.S. election as investors weighed possibilities of policy shifts around tax rates, a potential repeal of the tax exemption, and heightened

ANNUAL REPORT	MARCH 31, 2017	3

Chairman’s Letter (Cont.)

infrastructure funding. Municipal bond investors remained focused on Puerto Rico as the island continued to default on select governmental issues and federally-led restructuring efforts moved forward.

∎

Emerging market (“EM”) debt sectors generally benefited from improving fundamentals in most emerging economies, stable commodity prices and accommodative global central banks. Better fundamentals attracted robust inflows into the asset class and also supported performance during the reporting period. Though returns were strong, the surprise result of the U.S. election weighed somewhat on performance in the latter half of the reporting period due to uncertainty surrounding the impact of future trade policy on EM countries. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 8.82% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 5.47% over the reporting period.

∎

Global equities generally posted strong positive returns in response to supportive central bank policies and healthy investor risk appetite over the full reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.17% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, returned 17.22% over the reporting period. Global equities, as represented by the MSCI World Index, returned 14.77% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING LOCAL BOND FUND

Important Information About the PIMCO Emerging Local Bond Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it

ANNUAL REPORT	MARCH 31, 2017	5

Important Information About the PIMCO Emerging Local Bond Fund (Cont.)

does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual

6	PIMCO EMERGING LOCAL BOND FUND

performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	05/30/08	10/16/07	07/31/07	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	MARCH 31, 2017	7

Important Information About the PIMCO Emerging Local Bond Fund (Cont.)

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO EMERGING LOCAL BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2017	9

PIMCO Emerging Local Bond Fund

Cumulative Returns Through March 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2017
	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	8.23%	(2.28)%	3.52%	3.56%
PIMCO Emerging Local Bond Fund Class P	8.12%	(2.38)%	3.43%	3.46%
PIMCO Emerging Local Bond Fund Administrative Class	7.96%	(2.52)%	3.26%	3.30%
PIMCO Emerging Local Bond Fund Class D	7.77%	(2.72)%	3.07%	3.11%
PIMCO Emerging Local Bond Fund Class A	7.77%	(2.71)%	3.07%	3.11%
PIMCO Emerging Local Bond Fund Class A (adjusted)	3.74%	(3.46)%	2.68%	2.73%
PIMCO Emerging Local Bond Fund Class C	6.97%	(3.44)%	2.31%	2.34%
PIMCO Emerging Local Bond Fund Class C (adjusted)	5.97%	(3.44)%	2.31%	2.34%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	5.47%	(1.62)%	4.10%	4.36%
Lipper Emerging Markets Local Currency Debt Funds Average	6.13%	(1.70)%	3.53%	3.57%

All Fund returns are net of fees and expenses.

Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.30% for Class D shares, 1.30% for Class A shares, and 2.05% for Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO EMERGING LOCAL BOND FUND

Institutional Class - PELBX	Class P - PELPX	Administrative Class - PEBLX
Class D - PLBDX	Class A - PELAX	Class C - PELCX

Geographic Breakdown as of 03/31/2017†§

Brazil	22.7%
Indonesia	8.4%
South Africa	7.9%
Turkey	6.2%
Colombia	5.8%
Poland	5.5%
United States‡	5.1%
Argentina	5.1%
Other	33.3%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following impacted performance during the reporting period:

»	An overweight to Brazilian local rates contributed to performance.

»	An overweight to the Russian ruble contributed to performance.

»	An overweight to Argentine local rates contributed to performance.

»	An underweight to Indonesian local rates detracted from performance.

»	Long exposure to Czech local rates during the last two months of the reporting period detracted from performance.

ANNUAL REPORT	MARCH 31, 2017	11

Expense Example PIMCO Emerging Local Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2016 to March 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Beginning Account Value (10/01/16)	Ending Account Value (03/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,013.40	$4.62	$1,000.00	$1,020.34	$4.63	0.92%
Class P	1,000.00	1,012.90	5.12	1,000.00	1,019.85	5.14	1.02
Administrative Class	1,000.00	1,012.20	5.87	1,000.00	1,019.10	5.89	1.17
Class D	1,000.00	1,011.40	6.62	1,000.00	1,018.35	6.64	1.32
Class A	1,000.00	1,011.40	6.62	1,000.00	1,018.35	6.64	1.32
Class C	1,000.00	1,007.60	10.36	1,000.00	1,014.61	10.40	2.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO EMERGING LOCAL BOND FUND

Benchmark Descriptions

Index*	Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2017	13

Financial Highlights PIMCO Emerging Local Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2017	$7.21	$0.41	$0.16	$0.57	$(0.00)^	$0.00	$(0.41)	$(0.41)
03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)
03/31/2015	9.39	0.42	(1.44)	(1.02)	0.00	0.00	(0.45)	(0.45)
03/31/2014	10.84	0.42	(1.41)	(0.99)	(0.27)	0.00	(0.19)	(0.46)
03/31/2013	10.75	0.46	0.26	0.72	(0.63)	0.00	0.00	(0.63)
Class P
03/31/2017	7.21	0.40	0.17	0.57	(0.00)^	0.00	(0.41)	(0.41)
03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)
03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)
03/31/2014	10.84	0.42	(1.42)	(1.00)	(0.26)	0.00	(0.19)	(0.45)
03/31/2013	10.75	0.45	0.26	0.71	(0.62)	0.00	0.00	(0.62)
Administrative Class
03/31/2017	7.21	0.39	0.17	0.56	(0.00)^	0.00	(0.40)	(0.40)
03/31/2016	7.92	0.31	(0.68)	(0.37)	0.00	0.00	(0.34)	(0.34)
03/31/2015	9.39	0.40	(1.45)	(1.05)	0.00	0.00	(0.42)	(0.42)
03/31/2014	10.84	0.40	(1.42)	(1.02)	(0.24)	0.00	(0.19)	(0.43)
03/31/2013	10.75	0.43	0.27	0.70	(0.61)	0.00	0.00	(0.61)
Class D
03/31/2017	7.21	0.38	0.16	0.54	(0.00)^	0.00	(0.38)	(0.38)
03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)
03/31/2015	9.39	0.39	(1.46)	(1.07)	0.00	0.00	(0.40)	(0.40)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
Class A
03/31/2017	7.21	0.38	0.16	0.54	(0.00)^	0.00	(0.38)	(0.38)
03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)
03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)

14	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income	Portfolio Turnover Rate

$7.37	8.23%	$3,762,136	0.91%		0.90%		5.61%	64%
7.21	(4.30)	4,828,418	0.90		0.90		4.56	58
7.92	(11.37)	7,582,732	0.90		0.90		4.62	60
9.39	(9.20)	9,438,546	0.90		0.90		4.32	37
10.84	6.91	12,155,271	0.90		0.90		4.29	47

7.37	8.12	71,269	1.01		1.00		5.50	64
7.21	(4.40)	109,314	1.00		1.00		4.46	58
7.92	(11.46)	206,380	1.00		1.00		4.54	60
9.39	(9.29)	404,390	1.00		1.00		4.20	37
10.84	6.81	1,171,328	1.00		1.00		4.19	47

7.37	7.96	8,819	1.16		1.15		5.36	64
7.21	(4.54)	8,957	1.15		1.15		4.27	58
7.92	(11.59)	32,912	1.15		1.15		4.38	60
9.39	(9.42)	39,997	1.15		1.15		4.07	37
10.84	6.64	46,695	1.15		1.15		4.03	47

7.37	7.77	33,378	1.34	(c)	1.33	(c)	5.19	64
7.21	(4.73)	30,064	1.35		1.35		4.11	58
7.92	(11.79)	52,149	1.35		1.35		4.21	60
9.39	(9.61)	717,346	1.35		1.35		3.87	37
10.84	6.43	874,837	1.35		1.35		3.84	47

7.37	7.77	41,763	1.34	(c)	1.33	(c)	5.18	64
7.21	(4.73)	48,860	1.35		1.35		4.12	58
7.92	(11.77)	82,985	1.35		1.35		4.20	60
9.39	(9.61)	208,199	1.35		1.35		3.86	37
10.84	6.43	545,392	1.35		1.35		3.83	47

ANNUAL REPORT	MARCH 31, 2017	15

Financial Highlights PIMCO Emerging Local Bond Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
03/31/2017	$7.21	$0.32	$0.17	$0.49	$(0.00)^	$0.00	$(0.33)	$(0.33)
03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)
03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)
03/31/2014	10.84	0.31	(1.42)	(1.11)	(0.15)	0.00	(0.19)	(0.34)
03/31/2013	10.75	0.33	0.26	0.59	(0.50)	0.00	0.00	(0.50)

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

16	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income	Portfolio Turnover Rate

$7.37	6.97%	$20,796	2.09	(c)%	2.08	(c)%	4.44%	64%
7.21	(5.45)	23,905	2.10		2.10		3.37	58
7.92	(12.43)	41,587	2.10		2.10		3.45	60
9.39	(10.29)	84,128	2.10		2.10		3.11	37
10.84	5.64	188,875	2.10		2.10		3.09	47

ANNUAL REPORT	MARCH 31, 2017	17

Statement of Assets and Liabilities PIMCO Emerging Local Bond Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$3,861,382
Investments in Affiliates	67,202
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,012
Over the counter	119,036
Cash	1
Deposits with counterparty	46,547
Foreign currency, at value	11,601
Receivable for investments sold	15,809
Receivable for TBA investments sold	3,267
Receivable for Fund shares sold	6,299
Interest and/or dividends receivable	58,361
Dividends receivable from Affiliates	77
Total Assets	4,191,594

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$36,697
Payable for short sales	3,267
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,210
Over the counter	104,538
Payable for investments purchased	23,778
Payable for investments in Affiliates purchased	77
Deposits from counterparty	68,848
Payable for Fund shares redeemed	7,240
Distributions payable	917
Accrued investment advisory fees	1,582
Accrued supervisory and administrative fees	1,601
Accrued distribution fees	23
Accrued servicing fees	14
Accrued taxes payable	1,909
Other liabilities	1,732
Total Liabilities	253,433

Net Assets	$3,938,161

Net Assets Consist of:
Paid in capital	$4,735,638
(Overdistributed) net investment income	(222,598)
Accumulated undistributed net realized (loss)	(230,305)
Net unrealized (depreciation)	(344,574)
Net Assets	$3,938,161

Cost of investments in securities	$4,251,704
Cost of investments in Affiliates	$67,202
Cost of foreign currency held	$11,520
Proceeds received on short sales	$3,266
Cost or premiums of financial derivative instruments, net	$(6,358)

* Includes repurchase agreements of:	$54,579

18	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

Net Assets:
Institutional Class	$3,762,136
Class P	71,269
Administrative Class	8,819
Class D	33,378
Class A	41,763
Class C	20,796
Shares Issued and Outstanding:
Institutional Class	510,376
Class P	9,668
Administrative Class	1,196
Class D	4,528
Class A	5,665
Class C	2,821
Net Asset Value Per Share Outstanding:
Institutional Class	$7.37
Class P	7.37
Administrative Class	7.37
Class D	7.37
Class A	7.37
Class C	7.37

ANNUAL REPORT	MARCH 31, 2017	19

Statement of Operations PIMCO Emerging Local Bond Fund

Year Ended March 31, 2017
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$272,909
Dividends from Investments in Affiliates	2,187
Total Income	275,096

Expenses:
Investment advisory fees	18,990
Supervisory and administrative fees	19,259
Distribution and/or servicing fees - Administrative Class	22
Distribution and/or servicing fees - Class D	78
Distribution fees - Class C	170
Servicing fees - Class A	117
Servicing fees - Class C	57
Trustee fees	32
Interest expense	608
Miscellaneous expense	1
Total Expenses	39,334

Net Investment Income	235,762

Net Realized Gain (Loss):
Investments in securities	(325,622)
Investments in Affiliates	349
Exchange-traded or centrally cleared financial derivative instruments	(9,707)
Over the counter financial derivative instruments	95,238
Foreign currency	(22,259)

Net Realized (Loss)	(262,001)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	354,685
Investments in Affiliates	(194)
Exchange-traded or centrally cleared financial derivative instruments	47,501
Over the counter financial derivative instruments	(70,013)
Foreign currency assets and liabilities	(1,794)

Net Change in Unrealized Appreciation	330,185

Net Increase in Net Assets Resulting from Operations	$303,946

* Foreign tax withholdings	$3,607

20	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Local Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2017	Year Ended March 31, 2016
(Decrease) in Net Assets from:

Operations:
Net investment income	$235,762	$285,484
Net realized (loss)	(262,001)	(1,763,904)
Net change in unrealized appreciation	330,185	1,031,121

Net Increase (Decrease) in Net Assets Resulting from Operations	303,946	(447,299)

Distributions to Shareholders:
From net investment income
Institutional Class	(20)	0
Class P	(0)	0
Administrative Class	(0)	0
Class D	(0)	0
Class A	(0)	0
Class C	(0)	0
Tax basis return of capital
Institutional Class	(228,935)	(297,338)
Class P	(5,149)	(7,301)
Administrative Class	(484)	(1,090)
Class D	(1,645)	(1,736)
Class A	(2,469)	(2,813)
Class C	(1,026)	(1,135)

Total Distributions(a)	(239,728)	(311,413)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(1,175,575)	(2,190,515)

Total (Decrease) in Net Assets	(1,111,357)	(2,949,227)

Net Assets:
Beginning of year	5,049,518	7,998,745
End of year*	$3,938,161	$5,049,518

*Including (overdistributed) net investment income of:	$(222,598)	$(230,298)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2017	21

Schedule of Investments PIMCO Emerging Local Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.1%

ARGENTINA 2.3%

SOVEREIGN ISSUES 2.3%
Argentine Government International Bond
8.750% due 06/02/2017		$18,500	$18,796
15.500% due 10/17/2026	ARS	22,948	1,579
16.000% due 10/17/2023		355,629	24,526
18.200% due 10/03/2021		660,600	46,151

Total Argentina (Cost $87,555)			91,052

BRAZIL 22.6%

CORPORATE BONDS & NOTES 1.8%
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$400	398
Caixa Economica Federal
2.375% due 11/06/2017		9,900	9,926
4.500% due 10/03/2018		4,900	5,018
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		1,000	1,026
6.875% due 07/30/2019		800	849
Petrobras Global Finance BV
3.000% due 01/15/2019		1,900	1,903
4.875% due 03/17/2020		3,500	3,598
5.750% due 01/20/2020		10,500	11,051
6.125% due 01/17/2022		11,300	11,876
7.375% due 01/17/2027		2,700	2,861
7.875% due 03/15/2019		730	796
8.375% due 05/23/2021		17,700	20,067

			69,369

SOVEREIGN ISSUES 20.8%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		15,510	16,222
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	384,000	119,567
0.000% due 10/01/2017 (c)		303,810	92,416
0.000% due 01/01/2018 (c)		432,500	128,862
0.000% due 04/01/2018 (c)		682,000	198,959
0.000% due 07/01/2018 (c)		297,200	84,818
0.000% due 01/01/2019 (c)		34,000	9,279
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		494,625	158,263
10.000% due 01/01/2027		33,700	10,761

			819,147

Total Brazil (Cost $833,813)			888,516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 0.4%

CORPORATE BONDS & NOTES 0.4%
Toronto-Dominion Bank
1.581% due 07/23/2018		$15,000	$15,065

Total Canada (Cost $15,000)			15,065

CAYMAN ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Alibaba Group Holding Ltd.
1.574% due 11/28/2017		$3,100	3,099
1.625% due 11/28/2017		4,000	4,000
Anstock Ltd.
2.125% due 07/24/2017		7,500	7,497
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		1,473	1,443
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		1,359	751
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (d)		8,285	3,107
6.750% due 10/01/2023 (d)		1,075	403

Total Cayman Islands (Cost $23,710)			20,300

CHILE 1.0%

CORPORATE BONDS & NOTES 0.2%
Banco del Estado de Chile
2.000% due 11/09/2017		$200	199
Banco Santander Chile
1.915% due 04/11/2017		9,500	9,502

			9,701

SOVEREIGN ISSUES 0.8%
Bonos de la Tesoreria de la Republica CPI Linked Bond
4.500% due 10/15/2023	CLP	1,853,036	3,443
Bonos de la Tesoreria de la Republica en pesos
4.500% due 03/01/2026		15,480,000	24,436
Bonos del Banco Central de Chile en UF CPI Linked Bond
3.000% due 05/01/2017		794,158	1,209
3.000% due 07/01/2018		1,482,429	2,320
3.000% due 10/01/2018		39,708	64

			31,472

Total Chile (Cost $40,748)			41,173

22	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.6%

CORPORATE BONDS & NOTES 0.5%
Sinopec Group Overseas Development Ltd.
1.790% due 04/10/2017		$19,100	$19,101

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	6,280	944
China Government International Bond
3.290% due 04/18/2020		14,770	2,159
3.380% due 05/23/2023		2,000	294
4.080% due 08/22/2023		2,100	321

			3,718

Total China (Cost $23,063)			22,819

COLOMBIA 5.7%

CORPORATE BONDS & NOTES 0.8%
Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	13,100,000	4,422
8.375% due 02/01/2021		79,448,000	28,118

			32,540

SOVEREIGN ISSUES 4.9%
Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	8,197
Colombia Government International Bond
4.375% due 03/21/2023		1,580,000	504
7.750% due 04/14/2021		9,332,000	3,456
9.850% due 06/28/2027		7,668,000	3,395
Colombian TES
6.000% due 04/28/2028		18,050,000	5,936
7.000% due 05/04/2022		23,285,900	8,410
7.000% due 06/30/2032		51,850,000	18,168
7.500% due 08/26/2026		182,103,400	67,150
7.750% due 09/18/2030		10,000,000	3,776
10.000% due 07/24/2024		147,305,800	61,582
Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		39,945,000	13,637

			194,211

Total Colombia (Cost $311,849)			226,751

CZECH REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%
Czech Republic Government International Bond
0.000% due 11/09/2017 (c)	CZK	250,000	9,937
0.850% due 03/17/2018		99,100	3,975
0.950% due 05/15/2030		1,970,120	75,021

Total Czech Republic (Cost $93,115)			88,933

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$5,990	$6,177

Total El Salvador (Cost $6,375)			6,177

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
1.524% due 05/30/2017		$1,800	1,800
4.250% due 10/14/2021		23,500	24,107

Total Germany (Cost $25,322)			25,907

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		$7,000	7,002

Total Hong Kong (Cost $6,999)			7,002

HUNGARY 0.5%

SOVEREIGN ISSUES 0.5%
Hungary Government International Bond
5.500% due 06/24/2025	HUF	626,300	2,545
6.000% due 11/24/2023		1,000,000	4,189
6.500% due 06/24/2019		441,000	1,734
6.750% due 11/24/2017		478,000	1,725
7.500% due 11/12/2020		1,944,300	8,230

Total Hungary (Cost $21,544)			18,423

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		$5,000	5,035

SOVEREIGN ISSUES 0.0%
Export-Import Bank of India
4.000% due 08/07/2017		1,000	1,007

Total India (Cost $6,028)			6,042

INDONESIA 8.4%

CORPORATE BONDS & NOTES 1.1%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$13,925	13,941
Majapahit Holding BV
7.250% due 06/28/2017		28,017	28,381

			42,322

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	23

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.3%
Indonesia Government International Bond
5.625% due 05/15/2023	IDR	31,458,000	$2,215
6.125% due 05/15/2028		6,500,000	441
6.375% due 04/15/2042		454,596,000	27,647
6.875% due 01/17/2018		$3,380	3,519
7.000% due 05/15/2027	IDR	15,900,000	1,193
8.250% due 06/15/2032		423,321,000	32,425
8.375% due 03/15/2034		7,316,000	583
8.750% due 05/15/2031		240,020,000	20,016
8.750% due 02/15/2044		45,862,000	3,671
9.500% due 07/15/2031		340,585,000	29,750
9.500% due 05/15/2041		333,047,000	27,967
10.000% due 09/15/2024		113,300,000	9,991
10.000% due 02/15/2028		456,198,000	40,782
10.500% due 08/15/2030		458,863,000	43,044
10.500% due 07/15/2038		295,238,000	27,473
11.000% due 09/15/2025		111,764,000	10,457
12.800% due 06/15/2021		1,980,000	180
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		$4,600	4,606

			285,960

Total Indonesia (Cost $429,623)			328,282

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.8%
Russian Railways via RZD Capital PLC
8.300% due 04/02/2019	RUB	1,920,900	33,792

Total Ireland (Cost $25,545)			33,792

ISRAEL 0.1%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
5.625% due 06/21/2018		$3,400	3,539

Total Israel (Cost $3,486)			3,539

KAZAKHSTAN 1.3%

CORPORATE BONDS & NOTES 1.3%
Intergas Finance BV
6.375% due 05/14/2017		$5,665	5,698
KazMunayGas National Co. JSC
9.125% due 07/02/2018		7,600	8,197
Samruk-Energy JSC
3.750% due 12/20/2017		36,110	36,175

Total Kazakhstan (Cost $49,724)			50,070

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$18,990	$20,125
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		3,050	3,066

Total Luxembourg (Cost $22,573)			23,191

MALAYSIA 4.3%

SOVEREIGN ISSUES 4.3%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$800	804
Malaysia Government International Bond
3.492% due 03/31/2020	MYR	6	1
3.502% due 05/31/2027		30,400	6,442
3.795% due 09/30/2022		100,860	22,614
3.800% due 08/17/2023		22,200	4,951
3.844% due 04/15/2033		24,000	4,975
3.892% due 03/15/2027		12,033	2,602
3.955% due 09/15/2025		91,950	20,434
3.990% due 10/15/2025		81,197	18,184
4.070% due 09/30/2026		5,700	1,270
4.127% due 04/15/2032		13,100	2,821
4.160% due 07/15/2021		3,900	892
4.181% due 07/15/2024		39,862	9,044
4.232% due 06/30/2031		67,597	14,841
4.254% due 05/31/2035		13,400	2,885
4.392% due 04/15/2026		8,300	1,897
4.444% due 05/22/2024		6,800	1,561
4.498% due 04/15/2030		137,092	31,015
4.709% due 09/15/2026		8,600	2,015
4.837% due 07/15/2025 (d)		7,400	1,742
4.935% due 09/30/2043		51,180	11,682
5.248% due 09/15/2028 (d)		30,000	7,251

Total Malaysia (Cost $194,786)			169,923

		SHARES
MEXICO 3.7%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.1%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	595,800	29,978
8.460% due 12/18/2036		141,900	6,871

24	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$1,200	$0
Hipotecaria Su Casita S.A. de C.V.
9.110% due 06/28/2018 ^	MXN	78,163	125
Petroleos Mexicanos
5.750% due 03/01/2018		$2,089	2,158
7.190% due 09/12/2024	MXN	903,300	42,936

			82,068

SOVEREIGN ISSUES 1.6%
Mexico Government International Bond
6.500% due 06/09/2022		81,200	4,261
8.000% due 06/11/2020		652,390	36,010
10.000% due 11/20/2036		314,900	21,274

			61,545

Total Mexico (Cost $197,289)			143,613

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.0%
Waha Aerospace BV
3.925% due 07/28/2020		$525	540

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
Petroleo Netherland BV
3.287% due 04/25/2019		10,428	10,208

Total Netherlands (Cost $10,396)			10,748

PERU 3.2%

SOVEREIGN ISSUES 3.2%
Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024	PEN	58,600	18,243
Peru Government International Bond
5.700% due 08/12/2024		41,804	13,158
6.350% due 08/12/2028		40,300	12,636
6.850% due 02/12/2042		68,300	22,135
6.900% due 08/12/2037		40,930	13,496
8.200% due 08/12/2026		128,500	46,705

Total Peru (Cost $130,379)			126,373

PHILIPPINES 0.9%

SOVEREIGN ISSUES 0.9%
Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,082,000	21,004
4.950% due 01/15/2021		638,000	12,970

Total Philippines (Cost $40,786)			33,974

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 5.5%

SOVEREIGN ISSUES 5.5%
Poland Government International Bond
1.750% due 07/25/2021	PLN	108,100	$26,231
2.000% due 04/25/2021		20,800	5,120
2.500% due 07/25/2026		191,800	45,069
2.500% due 07/25/2027		163,000	37,790
3.250% due 07/25/2025		201,900	50,817
4.000% due 10/25/2023		188,300	50,115
5.750% due 10/25/2021		167	48
5.750% due 09/23/2022		700	201

Total Poland (Cost $229,314)			215,391

ROMANIA 1.5%

SOVEREIGN ISSUES 1.5%
Romania Government International Bond
5.800% due 07/26/2027	RON	128,400	34,987
Romania Government International Bond
4.750% due 02/24/2025 (f)		79,550	20,137
5.950% due 06/11/2021		14,550	3,865

Total Romania (Cost $65,890)			58,989

RUSSIA 4.9%

SOVEREIGN ISSUES 4.9%
Russia Government International Bond
6.400% due 05/27/2020	RUB	370,200	6,315
7.000% due 01/25/2023		4,800	82
7.000% due 08/16/2023		928,800	15,827
7.050% due 01/19/2028		876,104	14,680
7.500% due 08/18/2021		396,300	6,964
7.600% due 04/14/2021		162,100	2,857
7.600% due 07/20/2022		3,534,269	62,474
8.150% due 02/03/2027		1,701,000	31,110
8.500% due 09/17/2031		2,785,800	51,783

Total Russia (Cost $225,946)			192,092

SOUTH AFRICA 7.8%

CORPORATE BONDS & NOTES 0.3%
Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (c)	ZAR	212,800	4,471
0.000% due 12/31/2032 (c)		540,000	6,359
Transnet SOC Ltd.
10.000% due 03/30/2029		30,000	2,031

			12,861

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	25

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.5%
South Africa Government International Bond
6.250% due 03/31/2036	ZAR	103,900	$5,518
7.000% due 02/28/2031		977,027	60,022
7.750% due 02/28/2023		100,100	7,276
8.000% due 01/31/2030		953,800	64,574
8.250% due 03/31/2032		1,228,850	83,191
8.500% due 01/31/2037		347,000	23,212
8.750% due 01/31/2044		8,600	581
8.875% due 02/28/2035		485,200	34,082
9.000% due 01/31/2040		94,100	6,563
10.500% due 12/21/2026		120,900	9,973

			294,992

Total South Africa (Cost $347,129)			307,853

SOUTH KOREA 0.8%

CORPORATE BONDS & NOTES 0.1%
Shinhan Bank
1.659% due 04/08/2017		$4,600	4,600

SOVEREIGN ISSUES 0.7%
Export-Import Bank of Korea
8.100% due 03/24/2018	IDR	314,200,000	23,568
Korea Development Bank
3.500% due 08/22/2017		$1,200	1,209
3.875% due 05/04/2017		1,600	1,603
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,800	1,800
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		900	901

			29,081

Total South Korea (Cost $32,453)			33,681

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	600	669
4.900% due 09/15/2021		650	736
4.950% due 02/11/2020		300	343

Total Spain (Cost $1,772)			1,748

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$6,100	6,258

Total Sri Lanka (Cost $6,205)			6,258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%
European Bank for Reconstruction & Development
7.375% due 04/15/2019	IDR	30,700,000	$2,332
9.250% due 12/02/2020		35,170,000	2,860
European Investment Bank
4.950% due 03/01/2019		20,000,000	1,460
7.200% due 07/09/2019		13,990,000	1,067
Inter-American Development Bank
7.875% due 03/14/2023		271,800,000	21,207

Total Supranational (Cost $28,326)			28,926

TURKEY 6.0%

SOVEREIGN ISSUES 6.0%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$7,200	7,471
Turkey Government International Bond
7.100% due 03/08/2023	TRY	199,600	46,159
8.000% due 03/12/2025		57,163	13,495
8.800% due 09/27/2023		183,400	45,920
9.000% due 07/24/2024		41,600	10,507
9.400% due 07/08/2020		109,100	28,773
9.500% due 01/12/2022		15,000	3,925
10.400% due 03/27/2019		8,900	2,425
10.400% due 03/20/2024		134,400	36,388
10.600% due 02/11/2026 (f)		143,000	39,149

Total Turkey (Cost $319,812)			234,212

UNITED STATES 1.3%

ASSET-BACKED SECURITIES 0.6%
Ameriquest Mortgage Securities Trust
1.252% due 04/25/2036		$1,603	1,598
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037		20	13
Fieldstone Mortgage Investment Trust
1.172% due 05/25/2036		2,171	1,526
Fremont Home Loan Trust
1.392% due 11/25/2035		500	385
HSI Asset Securitization Corp. Trust
1.122% due 01/25/2037		1,771	1,305
1.272% due 11/25/2035		452	445
Lehman XS Trust
6.160% due 01/25/2036		5,364	4,238
MASTR Asset-Backed Securities Trust
1.202% due 11/25/2036		4,786	3,195
1.262% due 05/25/2037		1,655	1,018
Morgan Stanley Mortgage Loan Trust
2.611% due 11/25/2036 ^		303	146

26	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
1.272% due 12/25/2035		$2,492	$2,274
SLM Student Loan Trust
0.223% due 01/25/2040	EUR	2,400	2,240
Soundview Home Loan Trust
1.332% due 03/25/2036		$1,900	1,623
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		578	582
Wells Fargo Home Equity Asset-Backed Securities Trust
1.212% due 04/25/2037		833	754
1.302% due 03/25/2037		2,000	1,521

			22,863

CORPORATE BONDS & NOTES 0.3%
Bank of America Corp.
4.382% due 10/21/2025	MXN	58,000	3,563
International Lease Finance Corp.
6.250% due 05/15/2019		$1,700	1,832
8.250% due 12/15/2020		300	355
Navient Corp.
6.500% due 06/15/2022		2,300	2,323
Rio Oil Finance Trust
9.250% due 07/06/2024		1,818	1,850
9.750% due 01/06/2027		1,971	1,996

			11,919

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Banc of America Funding Trust
3.673% due 03/20/2036		88	82
BCAP LLC Trust
1.152% due 01/25/2037 ^		476	402
2.512% due 05/26/2037		5,101	4,241
Bear Stearns Adjustable Rate Mortgage Trust
3.288% due 02/25/2036 ^		208	177
3.346% due 01/25/2035		17	17
Bear Stearns ALT-A Trust
3.140% due 08/25/2036 ^		438	308
3.272% due 09/25/2035		37	32
Citigroup Mortgage Loan Trust, Inc.
3.058% due 07/25/2046 ^		91	78
3.534% due 03/25/2034		19	18
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		154	134
Countrywide Alternative Loan Trust
1.332% due 05/25/2036 ^		2,999	1,523
Countrywide Home Loan Mortgage Pass-Through Trust
3.140% due 09/25/2047 ^		73	68
GreenPoint Mortgage Funding Trust
1.422% due 06/25/2045		226	198
GSMPS Mortgage Loan Trust
1.332% due 01/25/2036		426	360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.226% due 11/25/2035 ^	$137	$119
HarborView Mortgage Loan Trust
1.318% due 06/20/2035	852	823
3.381% due 08/19/2036 ^	31	29
HomeBanc Mortgage Trust
2.883% due 04/25/2037 ^	137	122
JPMorgan Mortgage Trust
3.315% due 06/25/2036 ^	770	676
Luminent Mortgage Trust
0.958% due 12/25/2036 ^	75	67
MASTR Alternative Loan Trust
1.382% due 03/25/2036	98	21
Morgan Stanley Mortgage Loan Trust
2.996% due 06/25/2036	32	31
Residential Accredit Loans, Inc. Trust
4.797% due 02/25/2036 ^	165	135
Residential Asset Securitization Trust
1.382% due 01/25/2046 ^	198	91
Sequoia Mortgage Trust
2.960% due 01/20/2047 ^	64	51
Structured Adjustable Rate Mortgage Loan Trust
2.038% due 01/25/2035	83	71
3.617% due 03/25/2036 ^	123	102
Structured Asset Mortgage Investments Trust
1.132% due 02/25/2037	3,693	3,060
TBW Mortgage-Backed Trust
6.040% due 01/25/2037	1,990	1,040
Thornburg Mortgage Securities Trust
2.994% due 06/25/2047 ^	1,108	996
WaMu Mortgage Pass-Through Certificates Trust
1.352% due 05/25/2034	479	427
2.456% due 04/25/2037 ^	88	78
2.497% due 01/25/2037 ^	130	117
2.716% due 12/25/2036 ^	80	74
2.880% due 09/25/2036 ^	130	122
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	102	86
3.106% due 07/25/2036 ^	807	779

		16,755

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 07/01/2035 - 12/01/2039	26	29

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
2.500% due 02/15/2046 (j)	800	717

Total United States (Cost $52,534)		52,283

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	27

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%
Cheung Kong Infrastructure Finance BVI Ltd.
1.852% due 06/20/2017		$15,800	$15,790

Total Virgin Islands (British) (Cost $15,797)			15,790

SHORT-TERM INSTRUMENTS 8.5%

REPURCHASE AGREEMENTS (e) 1.4%
			54,579

ARGENTINA TREASURY BILLS 2.8%
3.067% due 04/17/2017 - 09/15/2017 (b)(c)	ARS	109,934	109,170

JAPAN TREASURY BILLS 2.8%
(0.413)% due 04/06/2017 - 04/10/2017 (b)(c)	JPY	12,370,000	111,112

U.S. TREASURY BILLS 1.5%
0.658% due 04/20/2017 - 04/27/2017 (b)(c)(h)(j)		$57,658	57,633

Total Short-Term Instruments (Cost $326,818)			332,494

Total Investments in Securities (Cost $4,251,704)			3,861,382

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%
PIMCO Short-Term Floating NAV Portfolio III	6,797,659	$67,202

Total Short-Term Instruments (Cost $67,202)		67,202

Total Investments in Affiliates (Cost $67,202)		67,202

Total Investments 99.8% (Cost $4,318,906)		$3,928,584

Financial Derivative Instruments (g)(i) 0.4% (Cost or Premiums, net $(6,358))		15,300

Other Assets and Liabilities, net (0.2)%		(5,723)

Net Assets 100.0%		$3,938,161

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Malaysia Government International Bond	4.837%	07/15/2025	07/25/2014	$2,476	$1,742	0.04%
Malaysia Government International Bond	5.248	09/15/2028	07/30/2014	10,316	7,251	0.18
Odebrecht Offshore Drilling Finance Ltd.	6.625	10/01/2023	06/23/2015 - 09/21/2015	5,748	3,107	0.08
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	06/25/2015 - 07/14/2015	824	403	0.01

				$19,364	$12,503	0.31%

28	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.050%	03/02/2017	04/07/2017	RON	55,562	Romania Government Bond 5.950% due 06/11/2021	$(13,121)	$13,017	$13,017
	0.050	04/07/2017	04/07/2019		33,290	Romania Government Bond 5.950% due 06/11/2021	(7,865)	7,798	7,798
SCX	0.500	03/22/2017	03/22/2019	TRY	34,423	Turkey Government International Bond 8.700% due 07/11/2018	(9,541)	9,471	9,471
SSB	0.050	03/31/2017	04/03/2017		$24,293	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(24,784)	24,293	24,293

Total Repurchase Agreements							$(55,311)	$54,579	$54,579

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
JML	(0.200)%	03/02/2017	04/07/2017		RON (55,562)	$(13,014)
	(0.200)	04/07/2017	TBD	(4)	(34,192)	(8,010)
SCX	9.500	03/09/2017	04/06/2017		TRY (21,395)	(5,926)
	9.500	03/22/2017	TBD	(4)	(35,315)	(9,747)

Total Reverse Repurchase Agreements						$(36,697)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac, TBA	5.000%	04/01/2047	$3,000	$(3,266)	$(3,267)

Total Short Sales				$(3,266)	$(3,267)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(f)	Securities with an aggregate market value of $36,869 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	29

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
JML	$0	$(21,024)	$0	$(21,024)	$21,264	$240
SCX	9,471	(15,673)	0	(6,202)	6,064	(138)
JPS	20,815	0	0	20,815	(20,986)	(171)
SSB	24,293	0	0	24,293	(24,784)	(491)

Total Borrowings and Other Financing Transactions	$54,579	$(36,697)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(18,940)	$0	$(9,747)	$(28,687)

Total Borrowings	$0	$(18,940)	$0	$(9,747)	$(28,687)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(28,687)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(32,388) at a weighted average interest rate of 0.846%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(8,010) is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Short	06/2017	127	$2	$3	$(40)
U.S. Treasury 10-Year Note June Futures	Long	06/2017	267	91	58	0

Total Futures Contracts				$93	$61	$(40)

30	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Airbus Group Finance BV	1.000%	12/20/2017	0.130%	EUR	2,100	$15	$4	$1	$0
Volkswagen International Finance NV	1.000	12/20/2017	0.223		3,500	23	(4)	0	0

						$38	$0	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	11.360%	07/03/2017	BRL	1,253,400	$(131)	$(54)	$0	$(13)
Pay	1-Year BRL-CDI	10.590	01/02/2018		906,500	(807)	(379)	26	0
Pay	1-Year BRL-CDI	11.610	01/02/2018		121,200	991	(207)	4	0
Pay	1-Year BRL-CDI	12.120	01/02/2018		221,500	801	659	0	(6)
Pay	1-Year BRL-CDI	14.140	01/02/2018		8,800	(83)	(45)	0	0
Pay	1-Year BRL-CDI	9.500	01/02/2019		162,900	(38)	(78)	0	(11)
Pay	1-Year BRL-CDI	11.610	01/02/2019		172,700	(1,377)	(1,256)	8	0
Pay	1-Year BRL-CDI	12.440	01/02/2019		690,000	(7,107)	(5,098)	32	0
Pay	1-Year BRL-CDI	15.960	01/02/2019		1,089,100	35,453	12,360	0	(56)
Pay	1-Year BRL-CDI	11.380	01/02/2020		1,119,000	9,999	13,308	0	(86)
Pay	1-Year BRL-CDI	16.395	01/04/2021		19,620	(1,033)	(271)	1	0
Pay	1-Year BRL-CDI	10.860	01/02/2023		232,800	1,953	5,324	0	(40)
Pay	1-Year BRL-CDI	9.920	01/02/2025		7,500	0	0	0	0
Pay	1-Year BRL-CDI	10.240	01/02/2025		125,000	303	231	94	(104)
Pay	1-Year BRL-CDI	10.300	01/02/2025		25,400	118	53	0	(4)
Pay	1-Year BRL-CDI	11.260	01/02/2025		42,500	555	249	0	(7)
Pay	1-Year BRL-CDI	11.680	01/02/2025		24,300	495	491	0	(5)
Pay	1-Year BRL-CDI	12.285	01/02/2025		156,000	(3,719)	(4,018)	34	0
Pay(5)	3-Month PLN-WIBOR	2.000	09/20/2019	PLN	125,000	(8)	59	37	0
Pay	3-Month PLN-WIBOR	1.750	09/16/2020		10,700	(11)	23	4	0
Receive	3-Month PLN-WIBOR	2.500	03/16/2026		43,200	202	(49)	0	(35)
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	35,300	(184)	(19)	2	0
Receive	3-Month USD-LIBOR	1.100	01/11/2018		1,513,800	2,398	1,846	60	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		8,000	35	133	0	(14)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		73,200	3,894	1,041	0	(126)
Pay	3-Month ZAR-JIBAR	7.500	03/15/2019	ZAR	505,400	117	63	0	(4)
Pay	3-Month ZAR-JIBAR	8.750	03/16/2021		99,500	309	74	0	(11)
Receive	3-Month ZAR-JIBAR	9.265	03/16/2021		500,000	(2,214)	(650)	52	0
Pay	3-Month ZAR-JIBAR	7.750	03/15/2022		127,300	33	56	0	(18)
Pay	3-Month ZAR-JIBAR	8.000	03/15/2022		394,900	409	328	0	(56)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2024		31,400	46	38	0	(6)
Pay	3-Month ZAR-JIBAR	8.340	04/17/2024		10,000	19	19	0	(2)
Pay	3-Month ZAR-JIBAR	9.500	03/16/2026		274,400	1,893	740	0	(81)
Pay	3-Month ZAR-JIBAR	9.500	09/16/2026		12,100	84	34	0	(4)
Receive	3-Month ZAR-JIBAR	8.094	03/15/2027		485,600	111	111	175	0
Pay	3-Month ZAR-JIBAR	8.250	03/15/2027		110,300	64	73	0	(40)
Pay	3-Month ZAR-JIBAR	8.300	03/15/2027		69,300	58	17	0	(25)
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027		276,600	515	216	0	(100)
Pay(5)	3-Month ZAR-JIBAR	8.000	09/20/2027		24,600	(29)	(29)	0	(10)
Receive	3-Month ZAR-JIBAR	8.250	09/20/2027		262,950	(15)	34	34	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	31

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive(5)	6-Month EUR-EURIBOR	1.000%	09/20/2027	EUR	91,894	$(1,278)	$(443)	$0	$(42)
Receive	28-Day MXN-TIIE	7.150	12/21/2018	MXN	145,900	(3)	(40)	0	(4)
Pay	28-Day MXN-TIIE	6.960	07/27/2020		210,000	(69)	(53)	12	0
Pay	28-Day MXN-TIIE	7.850	05/28/2021		34,800	47	(8)	3	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		52,700	(48)	(15)	5	0
Pay	28-Day MXN-TIIE	5.840	09/14/2021		306,100	(873)	(737)	27	0
Pay	28-Day MXN-TIIE	5.580	11/10/2021		74,000	(260)	(26)	7	0
Pay	28-Day MXN-TIIE	7.530	02/01/2022		351,200	275	275	38	0
Pay	28-Day MXN-TIIE	6.000	09/02/2022		69,255	(210)	(22)	8	0
Pay	28-Day MXN-TIIE	6.750	09/02/2022		355,000	(414)	(97)	42	0
Pay	28-Day MXN-TIIE	5.000	02/22/2023		407,600	(2,435)	(152)	46	0
Pay	28-Day MXN-TIIE	5.500	02/22/2023		434,400	(2,017)	(149)	50	0
Pay	28-Day MXN-TIIE	6.000	06/05/2023		7,000	(24)	(2)	1	0
Pay	28-Day MXN-TIIE	5.935	08/04/2023		203,100	(766)	(66)	25	0
Pay	28-Day MXN-TIIE	6.350	09/01/2023		139,500	(368)	(437)	18	0
Receive	28-Day MXN-TIIE	5.665	01/23/2025		321,100	1,788	123	0	(50)
Receive	28-Day MXN-TIIE	6.315	11/28/2025		415,000	1,575	126	0	(85)
Receive	28-Day MXN-TIIE	6.080	03/10/2026		595,500	2,860	206	0	(122)
Pay	28-Day MXN-TIIE	7.380	11/04/2026		1,030,300	(90)	883	241	0
Pay	28-Day MXN-TIIE	7.860	01/26/2027		290,900	518	524	71	0
Pay	28-Day MXN-TIIE	8.175	01/15/2029		72,000	211	211	19	0
Pay	28-Day MXN-TIIE	7.380	02/09/2029		525,600	(344)	(21)	133	0
Pay	28-Day MXN-TIIE	6.600	05/21/2029		484,000	(2,081)	(102)	119	0
Pay	28-Day MXN-TIIE	6.600	06/28/2029		230,000	(999)	(47)	58	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		508,900	(2,000)	(84)	132	0
Pay	28-Day MXN-TIIE	8.320	01/07/2032		639,600	2,259	1,820	231	0
Pay	28-Day MXN-TIIE	8.310	11/28/2036		252,900	847	836	98	0

						$40,200	$27,930	$1,947	$(1,167)

Total Swap Agreements						$40,238	$27,930	$1,948	$(1,167)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(h)	Securities with an aggregate market value of $1,354 and cash of $34,458 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$61	$1,951	$2,012	$0	$(40)	$(1,170)	$(1,210)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of

32	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $3 and liability of $(3) for closed swap agreements is outstanding at period end.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2017	INR	526,326	$	7,848	$0	$(265)
BOA	04/2017		1,345,251		20,044	0	(691)
	04/2017	RUB	61,904		1,069	0	(27)
	04/2017	$	21,582	MXN	470,836	3,534	0
	05/2017	CNY	45,426	$	6,517	0	(55)
	05/2017	$	873	ZAR	11,958	14	0
	05/2017	ZAR	72,132	$	5,307	0	(41)
	06/2017	$	26,582	COP	80,271,976	1,089	0
	06/2017		11,326	IDR	152,674,480	67	0
	06/2017		2,077	TWD	63,396	19	0
	07/2017	CNH	347,897	$	50,963	690	0
	08/2017	TRY	21,628		5,712	0	(18)
	08/2017	$	7,297	TRY	27,844	112	(32)
BPS	04/2017	BRL	417,305	$	130,807	372	(2,864)
	04/2017	$	130,734	BRL	417,305	3,136	(572)
	04/2017		242	ILS	909	8	0
	04/2017		2,164	MXN	40,850	14	0
	05/2017		103,118	BRL	323,579	0	(439)
	06/2017	MYR	53,568	$	12,000	0	(19)
	06/2017	PEN	1,646		503	0	0
	06/2017	PHP	941,177		18,536	0	(117)
	06/2017	$	21,998	PEN	73,351	404	0
	07/2017	BRL	157,900	$	55,652	6,252	0
	10/2017		225,060		65,911	0	(3,205)
	12/2017	CNH	623,522		86,330	0	(2,812)
	01/2018	BRL	33,200		9,195	0	(837)
BRC	04/2017	RON	2,398		571	9	0
	04/2017	$	9,791	RUB	573,948	367	0
	05/2017		25,194		1,512,823	1,375	0
	08/2017		5,867	PEN	19,409	33	0
CBK	04/2017	BRL	60,173	$	18,992	0	(229)
	04/2017	JPY	770,000		6,699	0	(218)
	04/2017	RUB	362,671		6,264	0	(154)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	33

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	$	19,211	BRL	60,173	$10	$0
	04/2017		5,335	CZK	133,186	0	(65)
	04/2017		1,152	EUR	1,092	13	0
	04/2017		30,026	INR	2,100,619	2,352	0
	05/2017		468	ZAR	6,012	0	(22)
	06/2017		4,115	IDR	55,533,951	29	0
	06/2017		9,177	RUB	598,157	1,295	0
	08/2017		9,006	TRY	34,772	212	(5)
	12/2017		37,991	CNH	268,104	338	0
DUB	04/2017	BRL	60,407	$	19,066	0	(230)
	04/2017	RUB	3,353,088		56,097	0	(3,248)
	04/2017	$	19,333	BRL	60,407	0	(38)
	04/2017		5,415	COP	15,855,120	84	0
	05/2017		46,762	PLN	187,785	575	0
	06/2017	IDR	158,570,100	$	11,700	0	(133)
	06/2017	SGD	80,713		57,498	0	(237)
	07/2017	CNH	130,835		19,211	305	0
	07/2017	$	23,900	BRL	109,868	10,473	0
	01/2018	BRL	235,600	$	66,335	0	(4,858)
FBF	04/2017	$	652	MXN	12,971	40	0
	05/2017		31,325	RUB	1,885,000	1,780	0
	07/2017	BRL	90,700	$	25,132	0	(3,244)
GLM	04/2017	EUR	1,696		1,798	0	(11)
	04/2017	INR	344,900		5,000	0	(316)
	04/2017	JPY	19,700		173	0	(4)
	04/2017	$	25,315	EUR	23,873	153	0
	04/2017		11,857	GBP	9,542	98	0
	04/2017		98,090	MXN	2,035,158	10,393	0
	05/2017	GBP	9,542	$	11,865	0	(98)
	05/2017	$	107,000	PLN	427,426	747	0
	05/2017		32,776	ZAR	451,114	680	(12)
	05/2017	ZAR	11,840	$	916	39	0
	08/2017	$	7,785	PEN	26,559	285	0
	08/2017		134	TRY	507	0	0
HUS	04/2017	CZK	11,229	$	451	7	0
	04/2017	MXN	37,922		1,978	0	(43)
	04/2017	RON	1,213		288	4	0
	04/2017	RUB	41,523		712	0	(23)
	04/2017	$	12,295	COP	35,993,121	189	0
	04/2017		7,451	CZK	186,387	0	(76)
	04/2017		103,533	MXN	2,134,653	10,253	0
	05/2017	HUF	103,884	$	365	6	0
	05/2017	PLN	7,051		1,783	6	0
	05/2017	$	2,080	CNH	14,313	0	(5)
	05/2017	ZAR	59,026	$	4,476	100	0
	06/2017	COP	3,948,444		1,344	0	(17)
	06/2017	KRW	16,761,713		14,524	0	(487)
	06/2017	THB	40,185		1,159	0	(10)
	06/2017	$	18,537	SGD	26,269	253	0
	08/2017	TRY	4,900	$	1,302	4	0
	12/2017	CNH	23,453		3,217	0	(136)
IND	05/2017	$	12,946	ZAR	176,777	160	0
JPM	04/2017	BRL	194,400	$	55,720	0	(6,376)
	04/2017	CZK	703,753		27,811	0	(34)
	04/2017	INR	326,781		4,739	0	(298)
	04/2017	JPY	6,240,000		53,190	0	(2,863)
	04/2017	MXN	549,691		26,861	0	(2,439)
	04/2017	$	58,536	BRL	194,400	3,561	0
	04/2017		21,950	CZK	553,004	45	(115)

34	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017	$	5,701	INR	399,193	$452	$0
	04/2017		134,439	MXN	2,766,071	13,004	0
	04/2017		9,512	RON	39,894	0	(161)
	05/2017	HUF	2,943,832	$	10,000	0	(187)
	05/2017	$	26,946	EUR	25,200	0	(28)
	05/2017		14,276	PLN	58,301	421	0
	05/2017		9,789	ZAR	127,484	0	(338)
	05/2017	ZAR	1,233,536	$	93,653	2,284	(84)
	06/2017	IDR	136,034,845		10,055	0	(96)
	06/2017	THB	525,900		15,000	0	(296)
	06/2017	$	4,316	MYR	19,436	45	0
	06/2017		126,739	THB	4,446,962	2,600	0
	07/2017	BRL	293,300	$	80,547	0	(11,212)
	01/2018		71,700		19,820	0	(1,846)
	04/2018		282,000		72,587	0	(11,427)
MSB	04/2017		184,053		53,971	0	(4,821)
	04/2017	GBP	9,542		11,967	12	0
	04/2017	$	58,090	BRL	184,053	701	0
	04/2017		30,967	RUB	1,774,515	439	0
	05/2017		44,351	HUF	12,729,948	0	(301)
	11/2017	CZK	250,000	$	10,077	0	(6)
	12/2017	CNH	227,224		31,415	0	(1,070)
	01/2018	BRL	54,000		14,665	0	(1,652)
	04/2018		400,000		102,696	0	(16,473)
NAB	05/2017	$	260	ZAR	3,480	0	(2)
NGF	04/2017	BRL	75,000	$	23,671	0	(286)
	04/2017	$	22,800	BRL	75,000	1,157	0
	10/2017	BRL	78,750	$	22,979	0	(1,205)
SCX	04/2017		60,173		18,992	0	(229)
	04/2017	RUB	845,994		14,518	0	(455)
	04/2017	$	19,208	BRL	60,173	13	0
	04/2017		92,854	EUR	86,497	0	(580)
	04/2017		36,894	INR	2,584,056	2,936	0
	05/2017	EUR	86,497	$	92,971	580	0
	05/2017	HUF	540,443		1,865	0	(5)
	05/2017	$	37,671	HUF	10,723,502	0	(564)
	05/2017		45,471	PLN	183,572	804	0
	05/2017		261	ZAR	3,533	1	0
	06/2017	KRW	1,653,236	$	1,436	0	(45)
	06/2017	$	42,356	COP	128,019,545	1,775	0
	06/2017		18,497	IDR	251,045,989	236	0
	06/2017		160,193	THB	5,619,583	3,251	0
	06/2017		36,060	TWD	1,111,290	674	0
	12/2017	CNH	32,040	$	4,408	0	(173)
	12/2017	$	19,875	CNH	140,311	184	0
SOG	04/2017	CZK	49,395	$	1,933	0	(21)
	04/2017	$	7,106	MXN	146,458	701	0
	05/2017		15,564	RUB	933,431	829	0
	05/2017		23,486	ZAR	309,504	0	(540)
	06/2017	CLP	6,042,831	$	9,058	0	(72)
	08/2017	$	78,663	TRY	300,856	1,046	0
	03/2018	CZK	100,652	$	4,123	23	0
TOR	04/2017	INR	41,174		596	0	(39)
	04/2017	MXN	201,092		10,000	0	(719)
	05/2017	ZAR	133,144		10,000	129	0
UAG	04/2017	EUR	109,766		116,443	0	(655)
	04/2017	INR	1,752,376		25,463	0	(1,547)
	04/2017	JPY	5,360,000		45,669	0	(2,479)
	05/2017	CNH	56,382		8,175	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	35

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2017		$	48,646	CNH	336,288	$116	$0
	05/2017			64,160	ZAR	875,479	747	0
	06/2017		KRW	5,021,089	$	4,379	0	(118)
	06/2017		TWD	3,520,255		115,327	0	(1,036)
	06/2017		$	64,607	IDR	876,844,263	824	0
	06/2017			119,815	MYR	538,476	1,003	0
	07/2017		CNH	20,677	$	3,028	40	0
	07/2017	$		23,900	BRL	109,988	10,510	0
	12/2017			39,129	CNH	276,992	472	0

Total Forward Foreign Currency Contracts							$109,993	$(98,806)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.620%	12/18/2017	$3,900	$3	$9

Total Purchased Options							$3	$9

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus RUB	RUB	58.300	04/21/2017	$	1,000	$(9)	$(34)
	Call - OTC USD versus RUB		65.000	04/21/2017		1,000	(13)	0
CBK	Call - OTC USD versus RUB		88.000	06/05/2017		20,394	(612)	(1)
FBF	Call - OTC USD versus BRL	BRL	4.000	12/11/2017		24,400	(962)	(187)
HUS	Put - OTC USD versus MXN	MXN	19.675	04/06/2017		27,000	(236)	(1,348)
	Put - OTC USD versus RUB	RUB	58.300	04/21/2017		31,200	(385)	(1,074)
	Call - OTC USD versus RUB		65.000	04/21/2017		31,200	(266)	(3)
JPM	Call - OTC USD versus BRL	BRL	4.000	12/11/2017		15,100	(600)	(116)
	Put - OTC USD versus MXN	MXN	19.675	04/06/2017		800	(7)	(40)
SOG	Call - OTC USD versus RUB	RUB	60.500	05/23/2017		13,700	(132)	(66)
	Call - OTC USD versus RUB		80.000	06/05/2017		28,100	(569)	(3)
	Call - OTC USD versus RUB		80.000	08/23/2017		45,757	(1,473)	(57)

							$(5,264)	$(2,929)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap(1)	3-Month ZAR-JIBAR	Pay	8.750%	04/20/2017	ZAR	266,900	$(291)	$(8)

Total Written Options								$(5,555)	$(2,937)

36	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	600,720	$	966,778	$	(264,390)	$	(788,567)	$	(274,890)	$	239,651
Notional Amount in EUR	EUR	0	EUR	64,400	EUR	0	EUR	(46,500)	EUR	(17,900)	EUR	0
Notional Amount in GBP	GBP	0	GBP	22,500	GBP	0	GBP	(22,500)	GBP	0	GBP	0
Notional Amount in ZAR	ZAR	0	ZAR	266,900	ZAR	0	ZAR	0	ZAR	0	ZAR	266,900
Premiums	$	(9,555)	$	(12,830)	$	3,746	$	9,825	$	3,259	$	(5,555)

SWAP AGREEMENTS:

ASSET SWAPS

Counterparty	Underlying Asset	Receive	Pay	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Indonesia Government International Bond 11.000% due 07/22/2017	Cash Flow from Underlying Asset	6-Month USD-LIBOR	07/22/2017	$ 4,066	$(455)	$(1,077)	$0	$(1,532)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2017	0.260%		$3,900	$(17)	$40	$23	$0
	Deutsche Bank AG	1.000	12/20/2017	0.355	EUR	1,000	(17)	22	5	0
	Peru Government International Bond	1.000	09/20/2020	0.603		$600	(25)	33	8	0
BPS	Mexico Government International Bond	1.000	06/20/2017	0.176		1,100	5	(2)	3	0
	Mexico Government International Bond	1.000	06/20/2018	0.318		1,600	12	2	14	0
BRC	Russia Government International Bond	1.000	06/20/2017	0.238		8,700	(51)	69	18	0
	South Africa Government International Bond	1.000	12/20/2017	0.319		8,700	(132)	179	47	0
GST	Chile Government International Bond	1.000	09/20/2020	0.456		9,000	24	145	169	0
	Colombia Government International Bond	1.000	12/20/2017	0.260		7,700	(48)	92	44	0
	Russia Government International Bond	1.000	12/20/2017	0.211		8,700	(145)	198	53	0
HUS	Mexico Government International Bond	1.000	06/20/2017	0.176		5,300	26	(14)	12	0
SCX	Nigeria Government International Bond	5.000	09/20/2017	5.076		5,000	12	(4)	8	0

							$(356)	$760	$404	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	37

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Pay	6-Month THB-THBFIX	2.220%	11/23/2020	THB	211,400	$0	$69	$69	$0
BOA	Pay	3-Month COP-IBR Compounded-OIS	5.310	08/29/2019	COP	2,970,000	0	0	0	0
	Pay	6-Month THB-THBFIX	3.320	11/12/2018	THB	85,000	0	82	82	0
	Pay	6-Month THB-THBFIX	3.390	11/13/2018		81,000	0	81	81	0
	Pay	6-Month THB-THBFIX	3.320	07/27/2020		1,382,300	0	1,932	1,932	0
BPS	Pay	6-Month THB-THBFIX	3.480	01/14/2021		456,100	0	769	769	0
	Pay	6-Month THB-THBFIX	3.415	01/21/2021		291,760	(1)	470	469	0
	Pay	6-Month THB-THBFIX	3.385	01/23/2021		266,600	(1)	421	420	0
CBK	Pay	6-Month THB-THBFIX	2.190	11/23/2020		124,600	0	36	36	0
	Pay	6-Month THB-THBFIX	3.520	01/13/2021		36,700	0	64	64	0
	Pay	6-Month THB-THBFIX	3.410	01/15/2021		177,700	0	286	286	0
	Pay	6-Month THB-THBFIX	3.420	01/17/2021		483,840	0	785	785	0
	Pay	6-Month THB-THBFIX	2.625	07/27/2025		729,100	(3)	253	250	0
	Pay	6-Month THB-THBFIX	2.810	09/23/2025		294,600	0	207	207	0
DUB	Pay	3-Month COP-IBR Compounded-OIS	5.320	03/17/2020	COP	23,430,000	0	7	7	0
	Receive	3-Month COP-IBR Compounded-OIS	6.445	07/01/2025		22,000,000	0	(277)	0	(277)
	Pay	6-Month THB-THBFIX	3.350	11/08/2018	THB	99,000	(1)	99	98	0
	Pay	6-Month THB-THBFIX	3.340	11/11/2018		73,000	0	71	71	0
	Pay	6-Month THB-THBFIX	3.370	11/14/2018		81,000	0	81	81	0
	Pay	6-Month THB-THBFIX	2.175	01/29/2020		38,900	0	12	12	0
	Pay	6-Month THB-THBFIX	2.015	08/17/2020		194,000	0	20	20	0
	Pay	6-Month THB-THBFIX	2.200	11/23/2020		90,600	0	28	28	0
	Pay	6-Month THB-THBFIX	3.410	01/15/2021		126,900	0	204	204	0
	Pay	6-Month THB-THBFIX	3.410	01/21/2021		255,630	(1)	410	409	0
	Pay	6-Month THB-THBFIX	3.390	01/23/2021		236,600	(1)	375	374	0
	Pay	6-Month THB-THBFIX	1.930	02/26/2021		31,300	0	(2)	0	(2)
	Pay	6-Month THB-THBFIX	2.580	01/29/2025		19,300	0	6	6	0
	Pay	6-Month THB-THBFIX	2.580	10/19/2025		162,100	0	50	50	0
FBF	Pay	6-Month THB-THBFIX	2.023	08/17/2020		27,000	0	3	3	0
	Pay	6-Month THB-THBFIX	2.780	09/23/2025		50,980	0	32	32	0
	Pay	28-Day MXN-TIIE	6.350	09/01/2023	MXN	267,000	23	(727)	0	(704)
GLM	Pay	3-Month COP-IBR Compounded-OIS	6.200	03/21/2024	COP	16,490,000	0	160	160	0
	Pay	3-Month COP-IBR Compounded-OIS	6.120	10/16/2024		26,001,500	(3)	174	171	0
HUS	Pay	3-Month COP-IBR Compounded-OIS	6.200	03/21/2024		30,644,600	0	297	297	0
	Pay	6-Month THB-THBFIX	2.260	12/18/2019	THB	903,500	(2)	377	375	0
	Pay	6-Month THB-THBFIX	2.123	01/28/2020		221,900	0	56	56	0
	Pay	6-Month THB-THBFIX	2.040	08/17/2020		743,000	0	96	96	0
	Pay	6-Month THB-THBFIX	2.505	01/28/2025		389,100	(1)	54	53	0
	Pay	6-Month THB-THBFIX	2.545	01/26/2027		426,000	0	(33)	0	(33)
JPM	Pay	3-Month COP-IBR Compounded-OIS	5.220	03/13/2019	COP	5,000,000	0	(5)	0	(5)
	Pay	3-Month COP-IBR Compounded-OIS	5.230	05/28/2020		28,690,000	0	(30)	0	(30)
	Pay	6-Month THB-THBFIX	3.320	07/29/2020	THB	413,900	(4)	581	577	0
	Pay	6-Month THB-THBFIX	2.025	02/24/2023		183,000	0	(71)	0	(71)
MYC	Pay	3-Month COP-IBR Compounded-OIS	4.795	03/03/2020	COP	28,095,000	0	(141)	0	(141)

							$5	$7,362	$8,630	$(1,263)

Total Swap Agreements							$(806)	$7,045	$9,034	$(2,795)

38	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(j)	Securities with an aggregate market value of $45,775 have been pledged as collateral for OTC financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$69	$69	$(265)	$0	$0	$(265)	$(196)	$0	$(196)
BOA	5,525	0	2,131	7,656	(864)	(34)	0	(898)	6,758	(6,570)	188
BPS	10,186	0	1,675	11,861	(10,865)	0	0	(10,865)	996	(982)	14
BRC	1,784	0	65	1,849	0	0	0	0	1,849	(1,929)	(80)
CBK	4,249	9	1,628	5,886	(693)	(1)	0	(694)	5,192	(9,700)	(4,508)
DUB	11,437	0	1,360	12,797	(8,744)	0	(1,811)	(10,555)	2,242	(5,327)	(3,085)
FBF	1,820	0	35	1,855	(3,244)	(187)	(704)	(4,135)	(2,280)	2,249	(31)
GLM	12,395	0	331	12,726	(441)	0	0	(441)	12,285	(14,250)	(1,965)
GST	0	0	266	266	0	0	0	0	266	(300)	(34)
HUS	10,822	0	889	11,711	(797)	(2,425)	(33)	(3,255)	8,456	(8,482)	(26)
IND	160	0	0	160	0	0	0	0	160	(842)	(682)
JPM	22,412	0	577	22,989	(37,800)	(164)	(106)	(38,070)	(15,081)	17,903	2,822
MSB	1,152	0	0	1,152	(24,323)	0	0	(24,323)	(23,171)	24,345	1,174
MYC	0	0	0	0	0	0	(141)	(141)	(141)	139	(2)
NAB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
NGF	1,157	0	0	1,157	(1,491)	0	0	(1,491)	(334)	34	(300)
SCX	10,454	0	8	10,462	(2,051)	0	0	(2,051)	8,411	(9,140)	(729)
SOG	2,599	0	0	2,599	(633)	(126)	0	(759)	1,840	(2,720)	(880)
TOR	129	0	0	129	(758)	0	0	(758)	(629)	974	345
UAG	13,712	0	0	13,712	(5,835)	0	0	(5,835)	7,877	(9,020)	(1,143)

Total Over the Counter	$ 109,993	$9	$9,034	$119,036	$ (98,806)	$ (2,937)	$ (2,795)	$ (104,538)

(1)	The underlying instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	39

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$61	$61
Swap Agreements	0	1	0	0	1,950	1,951

	$0	$1	$0	$0	$2,011	$2,012

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109,993	$0	$109,993
Purchased Options	0	0	0	0	9	9
Swap Agreements	0	404	0	0	8,630	9,034

	$0	$404	$0	$109,993	$8,639	$119,036

	$0	$405	$0	$109,993	$10,650	$121,048

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	0	0	0	1,170	1,170

	$0	$0	$0	$0	$1,210	$1,210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$98,806	$0	$98,806
Written Options	0	0	0	2,929	8	2,937
Swap Agreements	0	1,532	0	0	1,263	2,795

	$0	$1,532	$0	$101,735	$1,271	$104,538

	$0	$1,532	$0	$101,735	$2,481	$105,748

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,913)	$(1,913)
Swap Agreements	0	20	0	0	(7,814)	(7,794)

	$0	$20	$0	$0	$(9,727)	$(9,707)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127,793	$0	$127,793
Purchased Options	0	0	0	(622)	467	(155)
Written Options	0	0	0	12,947	0	12,947
Swap Agreements	0	(4,000)	0	(5,236)	(36,111)	(45,347)

	$0	$(4,000)	$0	$134,882	$(35,644)	$95,238

	$0	$(3,980)	$0	$134,882	$(45,371)	$85,531

40	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$93	$93
Swap Agreements	0	0	0	0	47,408	47,408

	$0	$0	$0	$0	$47,501	$47,501

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(139,448)	$0	$(139,448)
Purchased Options	0	0	0	345	5	350
Written Options	0	0	0	2,226	284	2,510
Swap Agreements	0	4,097	0	(850)	63,328	66,575

	$0	$4,097	$0	$(137,727)	$63,617	$(70,013)

	$0	$4,097	$0	$(137,727)	$111,118	$(22,512)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$91,052	$0	$91,052
Brazil
Corporate Bonds & Notes	0	69,369	0	69,369
Sovereign Issues	0	819,147	0	819,147
Canada
Corporate Bonds & Notes	0	15,065	0	15,065
Cayman Islands
Corporate Bonds & Notes	0	18,857	1,443	20,300
Chile
Corporate Bonds & Notes	0	9,701	0	9,701
Sovereign Issues	0	31,472	0	31,472
China
Corporate Bonds & Notes	0	19,101	0	19,101
Sovereign Issues	0	3,718	0	3,718
Colombia
Corporate Bonds & Notes	0	32,540	0	32,540
Sovereign Issues	0	194,211	0	194,211
Czech Republic
Sovereign Issues	0	88,933	0	88,933
El Salvador
Sovereign Issues	0	6,177	0	6,177
Germany
Corporate Bonds & Notes	0	25,907	0	25,907
Hong Kong
Corporate Bonds & Notes	0	7,002	0	7,002
Hungary
Sovereign Issues	0	18,423	0	18,423
India
Corporate Bonds & Notes	0	5,035	0	5,035
Sovereign Issues	0	1,007	0	1,007

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	41

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Indonesia
Corporate Bonds & Notes	$0	$42,322	$0	$42,322
Sovereign Issues	0	285,960	0	285,960
Ireland
Corporate Bonds & Notes	0	33,792	0	33,792
Israel
Corporate Bonds & Notes	0	3,539	0	3,539
Kazakhstan
Corporate Bonds & Notes	0	50,070	0	50,070
Luxembourg
Corporate Bonds & Notes	0	23,191	0	23,191
Malaysia
Sovereign Issues	0	169,923	0	169,923
Mexico
Corporate Bonds & Notes	0	81,943	125	82,068
Sovereign Issues	0	61,545	0	61,545
Netherlands
Corporate Bonds & Notes	0	540	0	540
Loan Participations and Assignments	0	0	10,208	10,208
Peru
Sovereign Issues	0	126,373	0	126,373
Philippines
Sovereign Issues	0	33,974	0	33,974
Poland
Sovereign Issues	0	215,391	0	215,391
Romania
Sovereign Issues	0	58,989	0	58,989
Russia
Sovereign Issues	0	192,092	0	192,092
South Africa
Corporate Bonds & Notes	0	12,861	0	12,861
Sovereign Issues	0	294,992	0	294,992
South Korea
Corporate Bonds & Notes	0	4,600	0	4,600
Sovereign Issues	0	29,081	0	29,081
Spain
Sovereign Issues	0	1,748	0	1,748
Sri Lanka
Sovereign Issues	0	6,258	0	6,258
Supranational
Corporate Bonds & Notes	0	28,926	0	28,926
Turkey
Sovereign Issues	0	234,212	0	234,212
United States
Asset-Backed Securities	0	22,863	0	22,863
Corporate Bonds & Notes	0	11,919	0	11,919
Non-Agency Mortgage-Backed Securities	0	16,755	0	16,755
U.S. Government Agencies	0	29	0	29
U.S. Treasury Obligations	0	717	0	717
Virgin Islands (British)
Corporate Bonds & Notes	0	15,790	0	15,790
Short-Term Instruments
Repurchase Agreements	0	54,579	0	54,579
Short-Term Notes	0	109,170	0	109,170
Japan Treasury Bills	0	111,112	0	111,112
U.S. Treasury Bills	0	57,633	0	57,633
	$0	$3,849,606	$11,776	$3,861,382

42	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

March 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67,202	$0	$0	$67,202

Total Investments	$67,202	$3,849,606	$11,776	$3,928,584

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,267)	$0	$(3,267)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	61	1,948	0	2,009
Over the counter	0	119,036	0	119,036
	$61	$120,984	$0	$121,045

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(40)	(1,167)	0	(1,207)
Over the counter	0	(104,538)	0	(104,538)
	$(40)	$(105,705)	$0	$(105,745)
Total Financial Derivative Instruments	$21	$15,279	$0	$15,300

Totals	$67,223	$3,861,618	$11,776	$3,940,617

There were no significant transfers among Levels 1, 2, or 3 during the period ended March 31, 2017.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2017	43

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the PIMCO Emerging Local Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

44	PIMCO EMERGING LOCAL BOND FUND

March 31, 2017

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates

ANNUAL REPORT	MARCH 31, 2017	45

Notes to Financial Statements (Cont.)

the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under ASC 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those

46	PIMCO EMERGING LOCAL BOND FUND

March 31, 2017

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar

ANNUAL REPORT	MARCH 31, 2017	47

Notes to Financial Statements (Cont.)

characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily

48	PIMCO EMERGING LOCAL BOND FUND

March 31, 2017

available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2017	49

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

50	PIMCO EMERGING LOCAL BOND FUND

March 31, 2017

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in an affiliated Fund for the period ended March 31, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$455,959	$2,859,988	$(3,248,900)	$349	$(194)	$67,202	$2,187	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in

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bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2017, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Fund at March 31, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution,

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Notes to Financial Statements (Cont.)

the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short

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at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization

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(“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Asset Swap Agreements  The Fund may invest in asset swap agreements. Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  The Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Fund may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa

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Notes to Financial Statements (Cont.)

in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same

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manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions, which may impact companies in many sectors, including energy, financial services and defense, among others, may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are

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Notes to Financial Statements (Cont.)

subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)

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governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early

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Notes to Financial Statements (Cont.)

and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.45%
Class P	0.55%
Administrative Class	0.45%
Class D	0.60%
Class A	0.60%
Class C	0.60%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”).

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Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class and Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2017, the Distributor retained $7,047,450 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

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Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the valuation oversight committee lead receives an additional annual retainer of $11,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $5,750) and the governance committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2017, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$61,428	$19,062

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

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11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$179,345	$267,725	$1,978,158	$2,662,662

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2017		Year Ended 03/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	84,999	$617,563	136,850	$1,000,292
Class P	5,094	37,249	6,381	45,971
Administrative Class	184	1,352	1,610	11,198
Class D	2,118	15,477	607	4,349
Class A	2,773	20,164	933	6,608
Class C	373	2,728	219	1,564

Issued as reinvestment of distributions
Institutional Class	30,364	219,934	39,118	283,165
Class P	578	4,191	793	5,754
Administrative Class	67	484	151	1,090
Class D	222	1,604	233	1,688
Class A	280	2,029	332	2,405
Class C	113	821	124	899

Cost of shares redeemed
Institutional Class	(274,493)	(1,964,587)	(463,512)	(3,317,833)
Class P	(11,161)	(81,129)	(18,065)	(129,156)
Administrative Class	(297)	(2,154)	(4,673)	(31,941)
Class D	(1,981)	(14,211)	(3,253)	(23,565)
Class A	(4,163)	(30,059)	(4,964)	(36,320)
Class C	(980)	(7,031)	(2,277)	(16,683)
Net increase (decrease) resulting from Fund share transactions	(165,910)	$(1,175,575)	(309,393)	$(2,190,515)

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Notes to Financial Statements (Cont.)

As of March 31, 2017, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 50% of the Fund, and each of the two shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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As of March 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Emerging Local Bond Fund

Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
$0	$0	$(391,661)	$(94,529)	$(218,003)	$0	$(93,284)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through March 31, 2017 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through March 31, 2017 and Ordinary losses realized during the period January 1, 2017 through March 31, 2017, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2017, the Fund had the following post-effective capital losses with no expiration (amounts in thousands):

PIMCO Emerging Local Bond Fund

Short-Term	Long-Term
$106,082	$111,921

As of March 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

PIMCO Emerging Local Bond Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
$4,365,040	$123,916	$(560,372)	$(436,456)
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, and Lehman securities.

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Notes to Financial Statements (Cont.)

March 31, 2017

For the fiscal years ended March 31, 2017 and March 31, 2016, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Emerging Local Bond Fund

March 31, 2017			March 31, 2016
Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
$20	$0	$239,708	$0	$0	$312,530

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 1, 2017, all Class C shares with a minimum ten year holding period will be converted to Class A shares of the same Fund, for all Funds of the PIMCO Funds Trust that offer Class C Shares. This automatic conversion feature was approved by the Board on January 24, 2017.

There were no other subsequent events identified that require recognition or disclosure.

72	PIMCO EMERGING LOCAL BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Emerging Local Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Emerging Local Bond Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

ANNUAL REPORT	MARCH 31, 2017	73

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NAB	National Australia Bank Ltd.
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPI	Consumer Price Index	IBR	Indicador Bancario de Referencia

Other Abbreviations:
ALT	Alternate Loan Trust	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	TBD	To Be Determined
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
OIS	Overnight Index Swap

74	PIMCO EMERGING LOCAL BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended March 31, 2017 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Local Bond Fund	0%	0%	$5,993	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	MARCH 31, 2017	75

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge*** (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter G. Strelow*** (1970) Trustee	05/2017 to present	Managing Director, Chief Administrative Officer, PIMCO; President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard**** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	144	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

76	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust****	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Messrs. Harris, Hodge and Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective May 16, 2017, Mr. Strelow became a Trustee of the Trust and Mr. Hodge retired from service as a Trustee of the Trust.
****	The information for the individuals listed is as of March 31, 2017 (as of May 16, 2017 for Mr. Strelow). Ms. Hubbard became a Trustee of the Trust effective February 14, 2017.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, Chief Administrative Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2017	77

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.
Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.
Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

78	PIMCO EMERGING LOCAL BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2017	79

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

80	PIMCO EMERGING LOCAL BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3011AR_033117

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2017	$5,028,683
	March 31, 2016	$4,559,978

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2017	$25,000
	March 31, 2016	$25,000

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2017	$ 4,000
	March 31, 2016	$18,000

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2017	$—
	March 31, 2016	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity
Entity		March 31, 2017	March 31, 2016
PIMCO Funds	$	29,000	$ 43,000
Pacific Investment Management Company LLC (“PIMCO”)		6,824,659	9,185,875

Totals	$	6,853,659	$ 9,228,875

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 134.0%
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
CenturyLink, Inc.
6.000% due 02/17/2018		$78,000	$77,593
HCA, Inc.
3.232% due 02/15/2024		2,993	3,020
MGM Growth Properties Operating Partnership LP
3.482% due 04/25/2023		24,255	24,413
Sprint Communications, Inc.
3.500% due 02/02/2024		14,900	14,922
Swissport Investments S.A.
6.250% due 02/09/2022	EUR	30,000	32,544
Valeant Pharmaceuticals International, Inc.
5.450% due 08/05/2020		$5,889	5,911
5.570% due 04/01/2022		18,583	18,678
Veritas U.S., Inc.
6.772% due 01/27/2023		19,058	18,972

Total Loan Participations and Assignments (Cost $191,940)			196,053

CORPORATE BONDS & NOTES 25.1%
BANKING & FINANCE 20.6%
AerCap Aviation Solutions BV
6.375% due 05/30/2017		1,495	1,506
AerCap Ireland Capital DAC
3.750% due 05/15/2019		400	411
3.950% due 02/01/2022		200	206
4.250% due 07/01/2020		17,600	18,353
4.500% due 05/15/2021		4,200	4,406
4.625% due 10/30/2020		13,400	14,172
Air Lease Corp.
3.375% due 06/01/2021		22,500	22,956
3.750% due 02/01/2022		25	26
Alexandria Real Estate Equities, Inc.
3.900% due 06/15/2023		26,300	26,947
Ally Financial, Inc.
3.500% due 01/27/2019		69,457	70,152
4.750% due 09/10/2018		119,254	122,832
6.250% due 12/01/2017		68,589	70,476
8.000% due 03/15/2020		23,306	26,219
American Express Bank FSB
6.000% due 09/13/2017		185,710	189,412
American Express Centurion Bank
6.000% due 09/13/2017		178,900	182,467
American International Group, Inc.
3.750% due 07/10/2025		27,000	26,894
4.875% due 06/01/2022		15	16
ASIF SRL
15.048% due 04/09/2018	EUR	7,126,000	4,524
Australia & New Zealand Banking Group Ltd.
2.300% due 06/01/2021		$3,300	3,263
4.400% due 05/19/2026		200	206
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (h)		11,200	11,769
Banco de Credito e Inversiones
3.000% due 09/13/2017		100	100
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	9,400	2,983
4.000% due 01/21/2019 ^		20,600	6,538
4.750% due 01/15/2018 ^		32,800	10,410
Banco Santander Chile
1.915% due 04/11/2017		$1,400	1,400
Bank of America Corp.
0.000% due 05/02/2017		395	402
1.585% due 05/02/2017		1,100	1,100
1.662% due 08/25/2017		57,000	57,103
2.000% due 01/11/2018		10	10
2.445% due 04/19/2021		50,220	51,761
2.625% due 04/19/2021		54,100	54,013
3.300% due 01/11/2023		18,665	18,803
3.875% due 08/01/2025		76,308	77,791
3.950% due 04/21/2025		20	20
4.000% due 04/01/2024		25,868	26,858
4.100% due 07/24/2023		17,990	18,868
4.125% due 01/22/2024		38,500	40,271
5.650% due 05/01/2018		1,700	1,769
5.700% due 01/24/2022		18,842	21,174
5.750% due 12/01/2017		49,639	50,957
6.000% due 09/01/2017		33,125	33,724
6.400% due 08/28/2017		252,627	257,560
6.875% due 04/25/2018		543,557	572,101

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bank of America N.A.
1.431% due 06/15/2017		$23,400	$23,404
1.458% due 05/08/2017		256,000	256,115
1.750% due 06/05/2018		13,800	13,837
Bank of Nova Scotia
1.450% due 04/25/2018		80	80
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.141% due 09/14/2018		25,000	25,174
Barclays Bank PLC
7.625% due 11/21/2022		100,995	110,648
7.750% due 04/10/2023		13,399	14,109
10.000% due 05/21/2021	GBP	3,100	4,999
10.179% due 06/12/2021		$258,737	324,724
14.000% due 06/15/2019 (h)	GBP	372,534	572,368
Barclays PLC
2.635% due 01/10/2023		$49,400	49,960
3.144% due 08/10/2021		62,000	64,723
3.200% due 08/10/2021		34,500	34,550
3.684% due 01/10/2023		45,000	45,237
4.337% due 01/10/2028		7,800	7,800
8.000% due 12/15/2020 (h)	EUR	6,200	7,180
BBVA Bancomer S.A.
6.500% due 03/10/2021		$131,600	144,760
7.250% due 04/22/2020		5,000	5,511
Bear Stearns Cos. LLC
6.400% due 10/02/2017		70,525	72,226
7.250% due 02/01/2018		3,500	3,658
BFC Finance Corp.
7.375% due 12/01/2017		124	127
BGC Partners, Inc.
5.125% due 05/27/2021		10,700	11,177
Blackstone CQP Holdco LP
6.500% due 03/20/2021		338,500	339,982
BPCE S.A.
1.778% due 06/17/2017		255,700	255,984
BRFkredit A/S
1.000% due 01/01/2018	DKK	171,900	24,914
2.000% due 01/01/2018		61,100	8,928
Brixmor Operating Partnership LP
4.125% due 06/15/2026		$10,000	10,081
Caixa Economica Federal
2.375% due 11/06/2017		100	100
Capital One Financial Corp.
4.750% due 07/15/2021		80	86
CC Holdings GS LLC
3.849% due 04/15/2023		1,500	1,538
CIT Group, Inc.
3.875% due 02/19/2019		1,300	1,337
4.250% due 08/15/2017		59,576	60,172
5.000% due 05/15/2018		2,500	2,520
5.250% due 03/15/2018		54,445	55,976
5.375% due 05/15/2020		800	855
5.500% due 02/15/2019		54,398	57,322
6.625% due 04/01/2018		5,891	6,149
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		13,361	15,282
Citigroup, Inc.
1.554% due 05/01/2017		113,200	113,243
1.700% due 04/27/2018		15,000	15,010
1.800% due 01/10/2020		15,600	15,658
1.919% due 07/30/2018		28,300	28,506
2.032% due 06/07/2019		119,200	120,343
2.050% due 06/07/2019		57,300	57,276
2.350% due 08/02/2021		28,900	28,478
2.450% due 01/10/2020		60,900	61,207
2.485% due 09/01/2023		38,026	39,132
2.532% due 03/30/2021		72,200	73,969
2.650% due 10/26/2020		29,100	29,309
2.700% due 03/30/2021		65,300	65,433
3.700% due 01/12/2026		15,000	15,040
3.887% due 01/10/2028		117,100	117,847
4.000% due 08/05/2024		20	20
8.400% due 04/30/2018 (h)		5,000	5,329
Cooperatieve Rabobank UA
4.375% due 08/04/2025		46,000	47,260
6.875% due 03/19/2020	EUR	12,500	15,766
11.000% due 06/30/2019 (h)		$171,345	200,688
Corporate Office Properties LP
5.000% due 07/01/2025		28,500	29,753
Credit Agricole S.A.
1.644% due 06/02/2017		49,300	49,329
1.665% due 06/12/2017		172,800	172,921

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse AG
1.375% due 05/26/2017		$850	$850
1.542% due 05/26/2017		118,220	118,299
6.500% due 08/08/2023		14,600	16,065
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		25,000	25,157
3.314% due 04/16/2021		150,650	158,130
3.450% due 04/16/2021		45,000	45,634
3.750% due 03/26/2025		51,600	50,845
3.800% due 09/15/2022		125,529	127,472
3.800% due 06/09/2023		84,300	84,728
Crown Castle International Corp.
5.250% due 01/15/2023		21,541	23,533
Deutsche Bank AG
2.850% due 05/10/2019		55,400	55,801
2.944% due 05/10/2019		93,100	94,734
3.375% due 05/12/2021		31,000	31,215
4.250% due 10/14/2021		349,200	358,215
Digital Realty Trust LP
3.400% due 10/01/2020		20,000	20,526
3.950% due 07/01/2022		31,200	32,527
4.750% due 10/01/2025		10,000	10,571
Eksportfinans ASA
5.500% due 06/26/2017		54,303	54,672
ERP Operating LP
2.850% due 11/01/2026		5,900	5,574
Essex Portfolio LP
3.500% due 04/01/2025		6,100	6,053
FNBC Pass-Through Trust
8.080% due 01/05/2018		12	12
Ford Motor Credit Co. LLC
1.626% due 09/08/2017		161,200	161,319
1.684% due 09/08/2017		400	400
1.864% due 08/12/2019		4,700	4,728
2.240% due 06/15/2018		3,100	3,111
2.375% due 01/16/2018		4,300	4,319
2.589% due 01/08/2019		52,600	53,567
2.943% due 01/08/2019		21,300	21,599
3.200% due 01/15/2021		34,205	34,599
3.336% due 03/18/2021		39,400	39,879
5.000% due 05/15/2018		4,200	4,340
5.875% due 08/02/2021		13,996	15,579
6.625% due 08/15/2017		5,850	5,956
General Motors Financial Co., Inc.
2.370% due 04/10/2018		600	606
2.400% due 04/10/2018		45,436	45,678
2.625% due 07/10/2017		28,900	28,984
3.200% due 07/13/2020		63,300	64,431
3.200% due 07/06/2021		8,000	8,037
3.250% due 05/15/2018		16,535	16,766
3.500% due 07/10/2019		22,735	23,368
4.375% due 09/25/2021		11,800	12,420
4.750% due 08/15/2017		36,712	37,115
6.750% due 06/01/2018		10,970	11,574
Glitnir Banki HF
0.000% due 12/31/2030	EUR	35	9
Goldman Sachs Group, Inc.
1.720% due 05/22/2017		$800	801
2.201% due 04/23/2020		19,964	20,253
2.239% due 04/30/2018		8,200	8,274
2.331% due 09/15/2020		25,000	25,374
2.750% due 09/15/2020		26,000	26,233
2.822% due 02/25/2021		100,000	103,679
3.500% due 01/23/2025		19,500	19,456
3.750% due 05/22/2025		4,900	4,958
3.850% due 07/08/2024		16,113	16,529
5.250% due 07/27/2021		1,100	1,208
7.500% due 02/15/2019		2,200	2,415
Goodman Australia Industrial Fund Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,244
GSPA Monetization Trust
6.422% due 10/09/2029		20,068	22,242
HBOS PLC
1.800% due 09/06/2017		34,650	34,622
6.750% due 05/21/2018		273,366	286,339
HCP, Inc.
4.000% due 12/01/2022		30,000	30,980
Hospitality Properties Trust
4.250% due 02/15/2021		56,100	58,334
Host Hotels & Resorts LP
3.750% due 10/15/2023		40	40
HSBC Finance Corp.
6.676% due 01/15/2021		100	113

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HSBC Holdings PLC
2.650% due 01/05/2022		$87,300	$89,820
2.950% due 05/25/2021		12,400	12,467
3.346% due 03/08/2021		49,700	52,370
3.400% due 03/08/2021		32,500	33,254
4.000% due 03/30/2022		85	89
4.300% due 03/08/2026		27,400	28,558
6.000% due 09/29/2023 (h)	EUR	3,900	4,489
Huntington Bancshares, Inc.
3.150% due 03/14/2021		$25,000	25,453
ING Bank NV
2.625% due 12/05/2022		43,800	43,762
ING Groep NV
2.302% due 03/29/2022		12,100	12,127
International Lease Finance Corp.
6.250% due 05/15/2019		2,900	3,126
7.125% due 09/01/2018		43,075	46,049
8.625% due 01/15/2022		3,000	3,682
Intesa Sanpaolo SpA
5.017% due 06/26/2024		331	312
JPMorgan Chase & Co.
1.588% due 04/25/2018		50,255	50,471
2.250% due 01/23/2020		8,200	8,229
2.400% due 06/07/2021		8,800	8,754
2.535% due 03/01/2021		15,000	15,474
2.550% due 10/29/2020		9,700	9,747
2.550% due 03/01/2021		23,700	23,720
2.750% due 06/23/2020		76,800	77,827
3.250% due 09/23/2022		5	5
3.300% due 04/01/2026		100	98
3.625% due 05/13/2024		1,700	1,738
3.875% due 02/01/2024		10,650	11,079
3.900% due 07/15/2025		7,200	7,449
6.100% due 10/01/2024 (h)		25,000	26,450
6.125% due 06/27/2017		130	131
6.750% due 02/01/2024 (h)		66,900	73,841
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		261,000	266,490
KBC Bank NV
8.000% due 01/25/2023		53,000	55,620
KeyCorp
2.900% due 09/15/2020		25,000	25,424
Kilroy Realty LP
4.375% due 10/01/2025		3,100	3,242
Kimco Realty Corp.
2.700% due 03/01/2024		10,200	9,684
LeasePlan Corp. NV
2.500% due 05/16/2018		3,462	3,471
Liberty Property LP
4.750% due 10/01/2020		75	80
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		23,500	25,086
Lloyds Bank PLC
6.500% due 09/14/2020		100	111
12.000% due 12/16/2024 (h)		771,710	1,039,108
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	48,900	66,953
MetLife, Inc.
7.717% due 02/15/2019		$120	133
9.250% due 04/08/2038		300	415
Metropolitan Life Global Funding
1.582% due 12/19/2018		10,000	10,032
3.450% due 12/18/2026		15,300	15,428
Mitsubishi UFJ Financial Group, Inc.
2.935% due 03/01/2021		11,800	12,209
MMcapS Funding Ltd.
1.443% due 12/26/2039		27,887	22,310
Morgan Stanley
1.842% due 02/14/2020		79,880	80,076
2.210% due 01/20/2022		64,025	64,688
2.441% due 04/21/2021		1,788	1,835
2.450% due 02/01/2019		35,000	35,338
2.500% due 04/21/2021		20,200	20,108
2.800% due 06/16/2020		1,000	1,013
3.125% due 07/27/2026		11,400	10,911
3.750% due 02/25/2023		45	47
5.500% due 01/26/2020		100	109
5.550% due 04/27/2017		500	501
5.625% due 09/23/2019		200	216
5.950% due 12/28/2017		1,200	1,237
6.250% due 08/28/2017		400	408
National Australia Bank Ltd.
1.681% due 07/23/2018		1,600	1,611
2.250% due 03/16/2021		16,600	16,521
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		165	238

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Navient Corp.
4.625% due 09/25/2017		$3,940	$3,974
8.450% due 06/15/2018		114,736	122,481
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	400,000	58,075
2.000% due 04/01/2017		170,300	24,483
Novo Banco S.A.
5.000% due 04/04/2019	EUR	1,666	1,640
5.000% due 04/23/2019 (k)		7,460	7,377
5.000% due 05/14/2019		3,700	3,643
5.000% due 05/21/2019		9,756	9,620
5.000% due 05/23/2019		3,979	3,922
Nykredit Realkredit A/S
1.000% due 04/01/2017	DKK	99,900	14,340
1.000% due 07/01/2017		509,200	73,296
1.000% due 10/01/2017		120,000	17,361
1.000% due 01/01/2018		60,400	8,765
1.000% due 04/01/2018		1,471,900	214,436
1.000% due 07/01/2018		91,200	13,321
2.000% due 04/01/2017		375,000	53,770
2.000% due 07/01/2017		474,700	68,527
2.000% due 01/01/2018		90,900	13,301
2.000% due 04/01/2018		181,100	26,637
Omega Healthcare Investors, Inc.
5.250% due 01/15/2026		$33,300	34,823
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		88,600	95,603
OneMain Financial Holdings LLC
6.750% due 12/15/2019		18,525	19,428
7.250% due 12/15/2021		45,475	47,862
Pinnacol Assurance
8.625% due 06/25/2034 (i)		15,000	15,043
Piper Jaffray Cos.
5.060% due 10/09/2018		70,000	71,575
Preferred Term Securities Ltd.
1.441% due 12/22/2036		65,144	53,418
1.511% due 09/23/2035		17,991	15,743
1.548% due 06/23/2035		14,359	11,702
Prologis LP
4.250% due 08/15/2023		6,000	6,385
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	331,000	47,466
1.000% due 01/01/2018		496,100	72,074
1.000% due 04/01/2018		4,031,000	587,391
2.000% due 04/01/2017		1,424,900	204,400
2.000% due 01/01/2018		297,900	43,519
2.000% due 04/01/2018		349,100	51,311
Regions Financial Corp.
3.200% due 02/08/2021		$36,500	37,147
Rio Oil Finance Trust
9.250% due 07/06/2024		17,910	18,224
9.750% due 01/06/2027		41,675	42,196
Royal Bank of Canada
1.875% due 02/05/2020		15	15
2.200% due 09/23/2019		9,995	10,050
2.300% due 03/22/2021		56,800	56,887
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	19,200	21,227
3.875% due 09/12/2023		$31,200	30,788
5.125% due 05/28/2024		537	544
6.100% due 06/10/2023		584	621
6.990% due 10/05/2017 (h)		53,850	60,851
7.500% due 08/10/2020 (h)		9,400	9,294
7.648% due 09/30/2031 (h)		15,290	18,119
8.000% due 08/10/2025 (h)		1,600	1,592
8.625% due 08/15/2021 (h)		20,400	21,318
Santander Holdings USA, Inc.
2.504% due 11/24/2017		158,400	159,447
2.700% due 05/24/2019		62,600	62,922
Santander UK Group Holdings PLC
2.875% due 10/16/2020		10,000	10,030
2.875% due 08/05/2021		21,700	21,437
3.125% due 01/08/2021		12,900	12,980
7.375% due 06/24/2022 (h)	GBP	4,000	5,256
Santander UK PLC
2.500% due 03/14/2019		$10,375	10,460
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		2,400	2,391
SL Green Realty Corp.
4.500% due 12/01/2022		200	205
5.000% due 08/15/2018		68	70
7.750% due 03/15/2020		400	449
Springleaf Finance Corp.
6.500% due 09/15/2017		3,200	3,264

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.900% due 12/15/2017		$33,920	$34,927
8.250% due 12/15/2020		84,700	92,747
Sumitomo Mitsui Financial Group, Inc.
2.165% due 10/19/2021		18,400	18,640
2.934% due 03/09/2021		1,900	1,917
3.784% due 03/09/2026		2,000	2,046
Sumitomo Mitsui Trust Bank Ltd.
1.610% due 03/06/2019		32,000	32,058
1.934% due 10/18/2019		37,300	37,613
2.050% due 03/06/2019		14,300	14,282
Swedbank Hypotek AB
1.375% due 03/28/2018		1,300	1,298
Synchrony Financial
2.438% due 11/09/2017		3,200	3,218
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	8,848	11,287
5.744% due 04/13/2040		7,760	10,260
5.801% due 10/13/2040		19,736	25,944
Toronto-Dominion Bank
2.250% due 03/15/2021		$39,400	39,302
2.500% due 01/18/2023		37,300	37,386
U.S. Capital Funding Ltd.
1.914% due 05/01/2034		11,400	9,291
UBS AG
1.375% due 08/14/2017		39,000	39,013
1.615% due 06/01/2017		17,600	17,613
1.905% due 06/01/2020		13,300	13,352
4.750% due 02/12/2026	EUR	100	117
5.125% due 05/15/2024		$300	308
5.875% due 12/20/2017		233	240
7.625% due 08/17/2022		36,250	42,003
UBS Group Funding Jersey Ltd.
2.564% due 02/01/2022		17,300	17,771
2.650% due 02/01/2022		11,800	11,579
2.803% due 04/14/2021		184,300	190,664
2.950% due 09/24/2020		20,000	20,147
3.000% due 04/15/2021		102,555	102,820
4.125% due 09/24/2025		12,000	12,224
4.125% due 04/15/2026		43,200	43,993
VEREIT Operating Partnership LP
4.875% due 06/01/2026		4,500	4,703
WEA Finance LLC
3.150% due 04/05/2022 (c)		10,600	10,606
3.250% due 10/05/2020		25,000	25,498
3.750% due 09/17/2024		12,300	12,460
Wells Fargo & Co.
2.269% due 10/31/2023		50,100	51,059
5.900% due 06/15/2024 (h)		59,800	62,512
7.980% due 03/15/2018 (h)		134,600	140,320
Wells Fargo Bank N.A.
1.391% due 06/15/2017		97,102	97,131
1.750% due 12/06/2019		64,300	64,807
6.000% due 11/15/2017		600	616

			15,173,622

INDUSTRIALS 3.5%
AbbVie, Inc.
1.800% due 05/14/2018		700	701
2.300% due 05/14/2021		17,500	17,295
2.500% due 05/14/2020		5,869	5,913
2.900% due 11/06/2022		7,400	7,381
Actavis Funding SCS
3.000% due 03/12/2020		34,690	35,283
3.450% due 03/15/2022		10,000	10,201
Aetna, Inc.
1.700% due 06/07/2018		35,800	35,809
1.756% due 12/08/2017		4,700	4,718
Altice Financing S.A.
7.500% due 05/15/2026		80,800	86,052
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,300	2,600
7.750% due 05/15/2022		$700	745
American Airlines Pass-Through Trust
3.000% due 04/15/2030		11,400	10,930
3.250% due 04/15/2030		8,900	8,611
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		20,000	20,166
3.300% due 02/01/2023		9,535	9,716
Apple, Inc.
1.000% due 05/03/2018		30	30
Asciano Finance Ltd.
4.625% due 09/23/2020		30	31
BAT International Finance PLC
2.750% due 06/15/2020		17,600	17,763
Baxalta, Inc.
1.936% due 06/22/2018		21,450	21,475
2.875% due 06/23/2020		13,300	13,495
3.600% due 06/23/2022		5,000	5,116
4.000% due 06/23/2025		4,100	4,184

4	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Becton Dickinson and Co.
1.800% due 12/15/2017		$232	$232
BMW U.S. Capital LLC
1.404% due 06/02/2017		199,400	199,456
Broadcom Corp.
3.625% due 01/15/2024		23,400	23,602
Burlington Northern Santa Fe LLC
3.000% due 03/15/2023		5	5
CBS Corp.
4.000% due 01/15/2026		8,000	8,205
Charter Communications Operating LLC
3.579% due 07/23/2020		30,000	30,897
4.464% due 07/23/2022		53,600	56,511
4.908% due 07/23/2025		50,800	53,730
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		46,600	51,551
Cisco Systems, Inc.
2.125% due 03/01/2019		35	35
City of Hope
5.623% due 11/15/2043		30,000	35,633
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019		1,218	1,248
7.707% due 10/02/2022		1,180	1,259
Corning, Inc.
2.900% due 05/15/2022		5	5
CVS Pass-Through Trust
8.353% due 07/10/2031		226	291
Daimler Finance North America LLC
1.745% due 08/03/2017		17,700	17,741
Diamond Finance Corp.
3.480% due 06/01/2019		17,887	18,347
4.420% due 06/15/2021		115,600	120,990
5.450% due 06/15/2023		80,000	86,416
Dynegy, Inc.
5.875% due 06/01/2023		6,810	6,274
6.750% due 11/01/2019		7,200	7,434
7.375% due 11/01/2022		25,300	25,174
7.625% due 11/01/2024		25,175	24,137
8.000% due 01/15/2025		62,060	59,733
Energy Transfer Partners LP
2.500% due 06/15/2018		22,100	22,214
3.600% due 02/01/2023		10,335	10,285
4.050% due 03/15/2025		4,200	4,167
4.750% due 01/15/2026		52,600	54,220
4.900% due 02/01/2024		25	26
5.150% due 02/01/2043		1,000	937
5.150% due 03/15/2045		3,015	2,845
5.200% due 02/01/2022		5,531	5,932
5.300% due 04/15/2047		25,000	24,086
6.125% due 12/15/2045		2,000	2,138
6.500% due 02/01/2042		5,831	6,313
6.700% due 07/01/2018		6,800	7,174
ERAC USA Finance LLC
2.800% due 11/01/2018		2,130	2,156
General Motors Co.
3.500% due 10/02/2018		4,320	4,412
Georgia-Pacific LLC
5.400% due 11/01/2020		200	220
Hamilton College
4.750% due 07/01/2113		58,970	50,729
HCA, Inc.
3.750% due 03/15/2019		62,591	64,156
5.875% due 03/15/2022		300	331
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	17,500	17,946
HP, Inc.
4.650% due 12/09/2021		$80	86
Hyundai Capital America
2.550% due 02/06/2019		70	70
Imperial Tobacco Finance PLC
2.950% due 07/21/2020		34,500	34,963
3.750% due 07/21/2022		29,000	29,816
Kinder Morgan Energy Partners LP
4.250% due 09/01/2024		4,000	4,056
4.300% due 05/01/2024		43,450	44,228
5.800% due 03/01/2021		39,000	42,880
5.950% due 02/15/2018		17,600	18,204
6.500% due 04/01/2020		4,168	4,615
6.850% due 02/15/2020		2,200	2,450
6.950% due 01/15/2038		600	698
Kinder Morgan, Inc.
5.000% due 02/15/2021		24,123	25,783
5.050% due 02/15/2046		2,500	2,435
5.625% due 11/15/2023		14,950	16,428
7.800% due 08/01/2031		8,225	10,341

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Kraft Heinz Foods Co.
2.000% due 07/02/2018		$9,200	$9,225
2.250% due 06/05/2017		100	100
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		48,980	48,796
4.500% due 08/15/2025		5,109	5,007
Lifestorage, LP
3.500% due 07/01/2026		8,900	8,531
Microsoft Corp.
2.875% due 02/06/2024		26,400	26,587
Motors Liquidation Co.
8.375% due 07/05/2033 ^	EUR	20,000	0
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		$1,653	1,785
7.041% due 10/01/2023		8,680	9,971
7.150% due 04/01/2021		3,869	4,023
Oracle Corp.
1.900% due 09/15/2021		24,000	23,604
2.400% due 09/15/2023		15,800	15,367
Pactiv LLC
8.125% due 06/15/2017		9,800	9,935
Pioneer Natural Resources Co.
6.875% due 05/01/2018		500	526
President & Fellows of Harvard College
6.500% due 01/15/2039		1,000	1,439
Regency Energy Partners LP
4.500% due 11/01/2023		35,125	36,087
5.000% due 10/01/2022		43,226	46,013
5.500% due 04/15/2023		33,143	34,593
5.750% due 09/01/2020		1,000	1,081
5.875% due 03/01/2022		22,355	24,604
6.500% due 07/15/2021		7,262	7,503
Reynolds American, Inc.
4.000% due 06/12/2022		11,456	12,037
4.450% due 06/12/2025		21,400	22,561
Rockies Express Pipeline LLC
5.625% due 04/15/2020		13,890	14,689
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		14,250	15,365
5.750% due 05/15/2024		15,500	16,919
5.875% due 06/30/2026		20,200	22,309
SBA Tower Trust
2.877% due 07/15/2021		13,500	13,437
SFR Group S.A.
7.375% due 05/01/2026		65,700	67,917
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		62,600	62,138
Tesco PLC
5.125% due 04/10/2047	EUR	8,300	8,978
Time Warner Cable LLC
5.000% due 02/01/2020		$1,600	1,705
5.850% due 05/01/2017		1,600	1,605
8.250% due 04/01/2019		5,640	6,290
Time Warner, Inc.
5.350% due 12/15/2043		20	21
TransCanada PipeLines Ltd.
3.125% due 01/15/2019		19,000	19,376
Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026		33,700	43,339
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		9,700	27
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	127,300	100,347
5.375% due 03/15/2020		$24,400	21,930
5.625% due 12/01/2021		5,000	4,050
5.875% due 05/15/2023		6,500	5,078
6.500% due 03/15/2022		9,400	9,694
6.750% due 08/15/2018		20,632	20,709
7.000% due 03/15/2024		8,700	8,950
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	17,700	22,426
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017		$1,500	1,499
1.650% due 05/22/2018		2,000	1,995
2.400% due 05/22/2020		300	299
WestJet Airlines Ltd.
3.500% due 06/16/2021		30,100	29,926
Worthington Industries, Inc.
4.550% due 04/15/2026		30	31
Wynn Las Vegas LLC
4.250% due 05/30/2023		200	197
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		10,237	10,315

			2,545,397

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UTILITIES 1.0%
AT&T, Inc.
1.617% due 01/15/2020		$99,000	$99,694
2.800% due 02/17/2021		31,600	31,719
3.400% due 05/15/2025		20,300	19,677
3.600% due 02/17/2023		63,000	63,880
4.550% due 03/09/2049		209	188
Blue Racer Midstream LLC
6.125% due 11/15/2022		29,464	29,980
BP Capital Markets PLC
1.386% due 08/14/2018		92,500	92,745
Duke Energy Corp.
3.950% due 10/15/2023		2,400	2,516
Emera U.S. Finance LP
2.150% due 06/15/2019		5,400	5,401
Entergy Corp.
4.000% due 07/15/2022		17,500	18,349
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020		200	210
Exelon Corp.
3.950% due 06/15/2025		733	755
Genesis Energy LP
5.750% due 02/15/2021		17,166	17,466
6.750% due 08/01/2022		61,834	64,060
Great Plains Energy, Inc.
2.500% due 03/09/2020		2,300	2,314
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		19,450	20,062
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		102,999	56,907
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (i)		8,215	3,081
6.750% due 10/01/2023 (i)		13,065	4,899
Petrobras Global Finance BV
5.375% due 01/27/2021		12,850	13,265
6.125% due 01/17/2022		12,500	13,137
Plains All American Pipeline LP
2.600% due 12/15/2019		4,167	4,167
2.850% due 01/31/2023		3,800	3,647
4.300% due 01/31/2043		1,500	1,282
4.650% due 10/15/2025		2,450	2,528
4.700% due 06/15/2044		1,500	1,362
6.500% due 05/01/2018		4,382	4,588
PSEG Power LLC
3.000% due 06/15/2021		8,000	8,068
Sprint Capital Corp.
6.900% due 05/01/2019		23,300	24,931
Sprint Communications, Inc.
7.000% due 08/15/2020		13,900	14,960
8.375% due 08/15/2017		37,886	38,767
Telecom Italia SpA
7.375% due 12/15/2017	GBP	13,000	16,972
Verizon Communications, Inc.
1.506% due 06/09/2017		$15,000	15,009
3.000% due 11/01/2021		10	10
3.500% due 11/01/2024		115	114
4.500% due 09/15/2020		9,745	10,399
4.600% due 04/01/2021		10,785	11,534
5.150% due 09/15/2023		44,812	49,250
Virginia Electric & Power Co.
4.450% due 02/15/2044		10	11

			767,904

Total Corporate Bonds & Notes (Cost $18,005,790)			18,486,923

MUNICIPAL BONDS & NOTES 1.3%
ALABAMA 0.0%
Alabama Economic Settlement Authority Revenue Notes, Series 2016
3.163% due 09/15/2025		13,200	13,290

CALIFORNIA 0.5%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	148
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		100	122
7.043% due 04/01/2050		2,000	2,891

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	$3,320	$4,688
7.500% due 04/01/2034	3,602	5,107
7.550% due 04/01/2039	1,562	2,292
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	655	977
7.625% due 03/01/2040	11,600	16,999
7.950% due 03/01/2036	91,735	105,907
California State Public Works Board Revenue Bonds, (BABs), Series 2010
8.000% due 03/01/2035	7,070	7,892
Irvine Unified School District, California Special Tax Notes, Series 2011
5.395% due 09/01/2017	1,000	1,015
5.845% due 09/01/2018	750	792
6.328% due 09/01/2019	500	548
6.578% due 09/01/2020	1,000	1,133
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,332
8.360% due 08/01/2040	9,525	10,367
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	21,615	29,064
7.618% due 08/01/2040	300	434
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	267
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	52,000	66,933
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,634
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	20,000	21,882
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	820
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,231
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,116
University of California Revenue Bonds, Series 2011
1.284% due 07/01/2041	59,900	59,901

		362,492

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR Insured), Series 2003
5.910% due 06/01/2033	165	186

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	55,934	62,911
7.055% due 04/01/2057	1,665	1,830

		64,741

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	17,500	20,543
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	36,430	39,675
6.899% due 12/01/2040	25,045	31,234
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	33,900	34,266
7.750% due 01/01/2042	21,600	22,235
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	40,200

		188,153

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	26,550	26,551

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	5,000	5,463

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	$18,700	$21,116

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	280	275

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	9,300	11,284

NEW JERSEY 0.0%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2021 (f)	3,000	2,623
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	600	643

		3,266

NEW YORK 0.0%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.905% due 11/01/2024	400	453
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	214
New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
6.000% due 06/01/2027	5,270	5,214
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	11,800	12,447

		18,328

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,269
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	175	210
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,100	1,408
7.834% due 02/15/2041	17,350	24,926
8.084% due 02/15/2050	9,110	14,054
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,490

		45,357

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,249
5.401% due 06/15/2022	3,500	3,776
5.501% due 06/15/2023	3,500	3,836
6.532% due 06/15/2039	25,550	31,038

		40,899

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	180

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	29,700	38,577
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.098% due 04/01/2040	7,804	7,810

		46,387

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	135,645	130,107

Total Municipal Bonds & Notes (Cost $915,328)		978,075

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. GOVERNMENT AGENCIES 46.6%
Bolivia Government AID Bond
1.275% due 02/01/2019	$899	$877
Fannie Mae
0.000% due 01/25/2019 - 03/25/2036 (b)(f)	15,700	14,900
0.610% due 08/25/2022 (a)	72,561	1,928
1.018% due 06/25/2032	13	13
1.042% due 07/25/2037	280	275
1.102% due 03/25/2034	73	73
1.112% due 03/25/2036	1,841	1,759
1.132% due 08/25/2034	67	66
1.182% due 05/25/2035 - 10/27/2037	221	221
1.230% due 09/25/2046	78,864	79,023
1.232% due 05/25/2037	68	68
1.282% due 12/25/2028 - 03/25/2037	1,382	1,374
1.302% due 06/25/2037	205	204
1.332% due 08/25/2033 - 03/25/2044	1,736	1,737
1.342% due 03/25/2037	25	25
1.362% due 07/25/2037	930	935
1.378% due 04/18/2028	40	40
1.382% due 06/25/2029 - 11/25/2036	2,329	2,326
1.428% due 10/18/2030	246	247
1.432% due 08/25/2021 - 09/25/2037	2,665	2,668
1.482% due 08/25/2030 - 05/25/2040	516	518
1.502% due 10/25/2040	62	62
1.528% due 12/18/2031	62	63
1.532% due 06/25/2018 - 09/25/2041	248	249
1.562% due 08/25/2037	7,940	7,990
1.582% due 08/25/2022	2	2
1.612% due 05/25/2040	1,523	1,536
1.624% due 03/25/2036 (a)	39,736	2,309
1.632% due 10/25/2023 - 03/25/2024	507	514
1.652% due 03/25/2038	87	89
1.682% due 10/25/2037 - 06/25/2040	4,020	4,064
1.702% due 06/25/2037	238	239
1.732% due 03/25/2038 - 11/25/2039	366	371
1.777% due 01/01/2021	2	2
1.782% due 01/25/2022	3	3
1.812% due 01/25/2022	14	15
1.814% due 07/01/2042 - 10/01/2044	13,306	13,563
1.814% due 10/01/2044 (k)	6,552	6,681
1.815% due 12/01/2044	2,158	2,200
1.824% due 06/25/2055 (a)	32,800	2,031
1.829% due 05/25/2044 (a)	32,811	1,813
1.832% due 12/25/2021	6	6
1.848% due 03/01/2033	45	47
1.849% due 10/01/2020	6	6
1.864% due 09/01/2041 (k)	6,920	7,050
1.875% due 09/01/2024 - 12/01/2024	18	18
1.882% due 04/25/2032	11	12
1.982% due 04/25/2023	61	62
2.014% due 10/01/2030 - 10/01/2040	2,589	2,651
2.015% due 04/01/2027	2	2
2.023% due 12/25/2038 (a)	43,941	2,658
2.101% due 05/01/2023	57	58
2.249% due 11/01/2024	179	185
2.250% due 02/01/2022	27	27
2.288% due 03/01/2019	12	12
2.366% due 01/01/2020	61	62
2.375% due 12/01/2020	9	9
2.395% due 11/01/2031	52	53
2.420% due 02/01/2019	47	48
2.441% due 08/01/2025	385	406
2.472% due 09/01/2017	9	9
2.479% due 11/01/2035	1,150	1,204
2.480% due 06/01/2035	345	358
2.485% due 09/01/2019	112	114
2.489% due 06/01/2021	45	46

6	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.506% due 11/01/2037	$25	$27
2.523% due 07/01/2017	17	17
2.529% due 04/01/2027	15	15
2.536% due 10/01/2034	88	92
2.537% due 07/01/2019	6	6
2.543% due 07/01/2024	35	35
2.550% due 11/01/2019 - 02/01/2028	76	81
2.565% due 10/01/2019	10	10
2.575% due 08/01/2035	240	240
2.595% due 07/01/2026 - 04/01/2027	7	8
2.598% due 11/01/2025	36	37
2.605% due 09/01/2023	66	67
2.610% due 05/01/2024	5	5
2.625% due 08/01/2024	18	18
2.633% due 09/01/2035	48	50
2.640% due 09/01/2029	3	3
2.642% due 08/01/2033	8	9
2.645% due 06/01/2030	24	24
2.650% due 11/01/2035	4,409	4,650
2.656% due 12/01/2025	61	62
2.663% due 05/01/2035	66	69
2.670% due 11/01/2023	10	10
2.674% due 08/01/2027	412	433
2.675% due 09/01/2034 - 11/01/2035	1,678	1,777
2.678% due 09/01/2022	32	33
2.680% due 02/01/2022	5,227	5,328
2.684% due 01/01/2026	37	38
2.688% due 05/01/2036	300	317
2.689% due 12/01/2033	338	353
2.690% due 12/01/2023	61	63
2.694% due 05/01/2025	78	81
2.696% due 12/01/2022	9	10
2.698% due 09/01/2035	2,677	2,830
2.699% due 10/01/2034	486	507
2.700% due 02/01/2023 - 06/01/2025	62	63
2.702% due 07/01/2035	410	431
2.705% due 09/01/2024	49	50
2.707% due 08/01/2026	24	25
2.708% due 09/01/2035	5	5
2.711% due 05/01/2034 - 07/01/2035	798	837
2.713% due 07/01/2035	58	61
2.715% due 04/01/2034	3	4
2.716% due 09/01/2033	17	17
2.718% due 03/01/2035	20	21
2.720% due 07/01/2026	6	6
2.722% due 08/01/2032	15	16
2.728% due 11/01/2025	183	192
2.738% due 06/01/2035	2,917	3,101
2.740% due 06/01/2023	43	44
2.745% due 11/01/2025	25	26
2.748% due 05/01/2030	3	4
2.750% due 07/01/2022 - 09/01/2022	11,253	11,473
2.754% due 10/01/2035	348	363
2.757% due 02/01/2028	12	13
2.759% due 03/01/2034 - 02/01/2035	1,032	1,075
2.764% due 11/01/2025	8	9
2.768% due 03/01/2025	195	202
2.771% due 11/01/2035	73	77
2.773% due 09/01/2033 - 09/01/2035	80	85
2.781% due 05/01/2037	20	21
2.782% due 03/01/2034	2,601	2,708
2.787% due 04/01/2027 - 10/01/2035	511	542
2.788% due 05/01/2026 - 01/01/2036	205	214
2.790% due 07/01/2022	4,127	4,226
2.800% due 03/01/2018 - 03/01/2035	11,994	12,282
2.801% due 10/01/2035	98	104
2.806% due 01/01/2036	427	453
2.809% due 04/01/2038	8	8
2.815% due 11/01/2023	76	77

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.816% due 10/01/2024	$40	$41
2.819% due 07/01/2020	12	12
2.821% due 06/01/2035	807	855
2.825% due 12/01/2023 - 10/01/2027	79	81
2.826% due 02/01/2027	62	64
2.828% due 12/01/2025 - 11/01/2034	717	748
2.830% due 07/01/2022	3,492	3,583
2.832% due 10/01/2034	561	593
2.835% due 09/01/2035	770	811
2.837% due 07/01/2021 - 07/01/2035	306	318
2.838% due 12/01/2034	88	92
2.840% due 02/01/2035	1,006	1,047
2.845% due 07/01/2035	208	219
2.849% due 07/01/2034	10	11
2.850% due 05/01/2022 - 06/01/2022	96	99
2.851% due 04/01/2033	31	33
2.853% due 08/01/2035	12	12
2.859% due 04/01/2036	124	129
2.861% due 08/01/2035	234	249
2.863% due 06/01/2025 - 06/01/2035	1,380	1,455
2.870% due 03/01/2022	2,735	2,800
2.870% due 09/01/2027 (k)	100,000	98,799
2.872% due 11/01/2034	541	567
2.874% due 05/01/2035	31	33
2.875% due 01/01/2018 - 09/01/2036	9	9
2.881% due 06/01/2030 - 08/01/2035	938	991
2.882% due 11/01/2032	21	22
2.883% due 08/01/2035	18	19
2.887% due 12/01/2034	74	77
2.888% due 05/01/2035	2,837	3,004
2.897% due 09/01/2034 (k)	5,405	5,651
2.898% due 08/01/2035	2,058	2,182
2.908% due 08/01/2035	414	438
2.915% due 05/01/2030	5	5
2.919% due 09/01/2035	536	572
2.920% due 03/01/2022	3,796	3,887
2.922% due 06/01/2034	4	4
2.923% due 07/01/2035	16	17
2.924% due 10/01/2034	1,013	1,068
2.936% due 01/01/2035	2,560	2,682
2.937% due 09/01/2035 - 11/01/2035	2,316	2,447
2.939% due 02/01/2035	78	82
2.940% due 11/01/2025	40	40
2.942% due 11/01/2034 - 01/01/2035	1,798	1,908
2.950% due 02/01/2020 - 02/01/2021	14	14
2.960% due 05/01/2022 - 07/01/2022	6,716	6,902
2.965% due 06/01/2035 - 09/01/2037	69	72
2.968% due 09/01/2035	53	56
2.977% due 05/01/2035	1,109	1,172
2.983% due 03/01/2023	57	58
2.986% due 01/01/2035 - 08/01/2035	4,895	5,126
2.987% due 09/01/2035	162	170
2.998% due 05/25/2035	7,656	8,071
2.999% due 06/01/2033	60	63
3.000% due 01/01/2022 - 12/01/2043	192,553	194,915
3.000% due 06/01/2030 - 04/01/2031 (k)	79,349	81,602
3.010% due 12/01/2017 - 09/01/2035	460	485
3.015% due 09/01/2035	171	175
3.019% due 08/01/2035	109	112
3.020% due 10/01/2035	190	202
3.024% due 05/01/2035	3,979	4,206
3.026% due 07/01/2034	1,209	1,287
3.028% due 10/01/2035	129	136
3.032% due 10/01/2026	6	6
3.035% due 08/01/2027 - 06/01/2035	252	263

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.040% due 04/01/2022	$2,955	$3,041
3.043% due 01/01/2036	6	6
3.044% due 05/01/2022	8,316	8,528
3.046% due 01/01/2035	2,849	2,997
3.047% due 07/01/2035	807	858
3.048% due 01/01/2035	44	46
3.054% due 04/01/2034	73	77
3.061% due 12/01/2030 - 09/01/2037	11	11
3.069% due 05/01/2038 (k)	17,416	18,491
3.071% due 07/01/2033	5	5
3.072% due 12/01/2034	530	560
3.076% due 11/01/2034	18	18
3.079% due 05/01/2023 - 12/01/2034	64	66
3.080% due 09/01/2035	163	171
3.085% due 04/01/2018 - 10/01/2035	55	57
3.086% due 11/01/2035	295	303
3.088% due 11/01/2035	1,602	1,704
3.105% due 04/01/2035	28	30
3.118% due 12/01/2035	226	233
3.123% due 12/01/2027	113	118
3.125% due 02/01/2024 - 04/01/2035	1,055	1,122
3.137% due 12/01/2034	10	11
3.146% due 12/01/2034	27	28
3.150% due 01/01/2036	198	211
3.151% due 03/01/2036	146	155
3.154% due 01/01/2036	189	199
3.155% due 05/01/2022	565	581
3.159% due 05/01/2035	25	27
3.162% due 07/01/2035 - 12/01/2035	432	454
3.166% due 08/01/2022	87	90
3.168% due 02/25/2033	999	864
3.170% due 11/01/2021 - 10/01/2035	31	31
3.174% due 12/01/2035	390	411
3.177% due 06/01/2035	358	381
3.187% due 09/01/2035	310	327
3.197% due 12/01/2033	221	233
3.214% due 11/01/2034 - 02/01/2035	1,234	1,301
3.225% due 12/01/2026	8	8
3.233% due 03/01/2035	539	568
3.258% due 03/01/2034	2,005	2,099
3.265% due 06/01/2036	45	45
3.275% due 02/01/2035	1,201	1,265
3.292% due 12/01/2036	45	47
3.299% due 04/01/2024	101	103
3.317% due 12/01/2035	2	2
3.318% due 02/01/2035	559	593
3.330% due 11/01/2021	15,267	15,857
3.345% due 09/01/2021	1	1
3.360% due 03/01/2036	111	118
3.362% due 01/01/2037	76	80
3.367% due 12/01/2033	174	183
3.380% due 11/01/2021	998	1,039
3.398% due 02/01/2035	26	28
3.400% due 08/01/2023	10	10
3.405% due 11/01/2035	449	469
3.412% due 11/01/2035	965	1,026
3.416% due 10/01/2020	338	350
3.420% due 11/01/2021	5,105	5,336
3.435% due 02/01/2036	50	52
3.445% due 03/01/2022 (k)	57,908	60,515
3.453% due 03/01/2036	439	458
3.475% due 10/01/2027	62	62
3.482% due 01/01/2037	14	14
3.492% due 02/01/2036	54	57
3.500% due 08/01/2018 - 04/01/2046	388,337	403,595
3.500% due 08/01/2021 - 06/01/2045 (k)	285,366	296,795
3.505% due 03/01/2036	320	336
3.525% due 11/01/2022	5	5
3.537% due 02/01/2036	447	474
3.555% due 06/01/2022	8	8
3.570% due 11/01/2021	2,651	2,780
3.597% due 07/01/2024	18	19
3.619% due 12/01/2020	270	281
3.625% due 03/01/2023	42	42
3.639% due 09/01/2028	4	4
3.662% due 03/01/2036	145	153

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.725% due 03/01/2023	$161	$164
3.825% due 02/01/2021	5	5
3.830% due 07/01/2021	288	305
3.840% due 05/01/2018	350	356
3.875% due 10/01/2024	2	2
3.980% due 07/01/2021 (k)	125,500	133,052
3.995% due 08/01/2027	143	148
4.000% due 10/01/2019 - 04/01/2047	1,117,928	1,173,459
4.000% due 06/01/2044 - 02/01/2046 (k)	241,988	254,014
4.300% due 12/01/2036	201	211
4.380% due 06/01/2021	509	546
4.414% due 02/01/2028	5	5
4.484% due 06/01/2029	6	6
4.500% due 12/01/2017 - 10/01/2046	189,767	204,802
4.500% due 01/01/2034 - 08/01/2044 (k)	66,167	71,041
4.742% due 09/01/2034	147	155
5.000% due 06/01/2018 - 02/01/2045	47,449	51,935
5.030% due 05/01/2024	2,063	2,287
5.088% due 02/25/2037 (a)	31	5
5.118% due 06/25/2037 - 08/25/2043 (a)	35,776	7,352
5.168% due 12/25/2042 (a)	7,023	1,172
5.218% due 03/25/2039 (a)	32,436	2,581
5.268% due 05/25/2037 - 01/25/2040 (a)	2,017	320
5.318% due 08/25/2042 (a)	29,418	6,253
5.398% due 03/25/2037 (a)	97	16
5.500% due 09/01/2017 - 02/01/2042	85,100	94,578
5.500% due 04/01/2030 (k)	9,646	10,706
5.518% due 02/25/2037 (a)	460	68
5.559% due 12/25/2042	10,654	11,619
5.568% due 07/25/2036 (a)	1,009	162
5.618% due 12/25/2036 - 06/25/2037 (a)	807	125
5.658% due 12/25/2036 (a)	343	64
5.668% due 07/25/2037 (a)	505	64
5.750% due 12/20/2027 - 08/25/2034	1,296	1,451
5.778% due 05/25/2037 (a)	77	13
5.790% due 10/01/2017	347	349
6.000% due 04/01/2017 - 10/25/2044	194,524	220,073
6.000% due 03/01/2026 - 10/01/2040 (k)	80,301	91,012
6.160% due 08/01/2017	129	130
6.185% due 10/25/2042	8,702	10,280
6.250% due 07/01/2024 - 02/25/2029	350	382
6.290% due 02/25/2029	46	49
6.300% due 10/17/2038	716	730
6.500% due 04/01/2017 - 02/25/2047	26,591	29,702
6.518% due 09/25/2038 (a)	366	31
6.750% due 10/25/2023	58	63
6.900% due 05/25/2023	7	8
6.955% due 08/25/2037	61	66
7.000% due 11/01/2017 - 01/25/2048	3,879	4,301
7.375% due 05/25/2022	172	191
7.500% due 10/01/2017 - 07/25/2041	1,592	1,677
7.750% due 01/25/2022	64	68
7.780% due 01/01/2018	1,612	1,613
7.800% due 10/25/2022 - 06/25/2026	43	48
7.853% due 03/25/2039	3	4
7.949% due 10/25/2043	60,468	68,105
8.000% due 05/01/2017 - 08/01/2032	4,375	5,038
8.000% due 08/18/2027 (a)	2	1
8.200% due 11/25/2040	2	2
8.500% due 11/01/2017 - 07/01/2037	1,117	1,260
8.750% due 01/25/2021	22	24
9.000% due 11/25/2019 - 11/01/2025	236	259
9.000% due 06/25/2022 (a)	7	1
9.250% due 04/25/2018	1	1
9.300% due 05/25/2018 - 08/25/2019	1	1

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.326% due 09/25/2028	$8	$8
9.500% due 01/01/2018 - 03/01/2026	99	104
10.000% due 12/01/2017 - 05/01/2022	10	11
903.213% due 08/25/2021 (a)	0	1
Fannie Mae, TBA
3.000% due 04/01/2032 - 05/01/2047	5,948,000	5,918,778
3.500% due 04/01/2032 - 06/01/2047	10,009,550	10,237,929
4.000% due 04/01/2047 - 05/01/2047	6,217,765	6,516,545
4.500% due 04/01/2047 - 05/01/2047	2,359,350	2,527,566
5.000% due 04/01/2047 - 05/01/2047	50,200	54,808
5.500% due 04/01/2032 - 05/01/2047	361,000	399,119
6.000% due 04/01/2047	58,000	65,587
FDIC Structured Sale Guaranteed Bonds
1.311% due 11/29/2037	3,942	3,934
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	2,036	2,047
Federal Housing Administration
1.000% due 08/01/2020	94	92
6.896% due 07/01/2020	1,168	1,138
7.110% due 05/01/2019	10	10
7.315% due 08/01/2019	161	157
7.350% due 04/01/2019	4	4
7.375% due 02/01/2018	17	16
7.430% due 10/01/2018 - 05/01/2024	1,254	1,222
7.460% due 01/01/2023	10	9
7.465% due 11/01/2019	260	254
8.280% due 03/01/2020	96	94
Freddie Mac
0.200% due 09/25/2043 (a)	1,036,077	4,996
1.022% due 12/25/2036	2,957	2,948
1.162% due 07/15/2034	125	125
1.212% due 02/15/2037	9	9
1.220% due 11/15/2042	31,087	30,985
1.242% due 08/25/2031	269	264
1.252% due 02/15/2037	20	20
1.262% due 12/15/2029	40	40
1.287% due 08/25/2022 (a)	152,935	8,675
1.312% due 06/15/2018 - 05/15/2041	2,980	2,977
1.362% due 06/15/2023 - 12/15/2031	57	58
1.412% due 06/15/2030 - 12/15/2032	81	81
1.462% due 01/15/2042	219	220
1.479% due 09/25/2022	117,926	118,736
1.492% due 05/15/2032 - 07/15/2037	4,214	4,244
1.526% due 12/25/2018 (a)	276,470	5,754
1.582% due 08/15/2037	4,874	4,928
1.618% due 06/25/2020 (a)	17,429	651
1.622% due 10/15/2037	2,169	2,186
1.632% due 09/25/2025 - 05/15/2037	44,274	44,596
1.642% due 05/15/2040	32	32
1.662% due 08/15/2036	39	40
1.716% due 12/01/2026	160	164
1.762% due 11/15/2039	45	46
1.763% due 11/15/2038 (a)	51,920	3,432
1.796% due 02/25/2045	15,605	15,952
1.912% due 02/15/2021	4	4
1.960% due 10/25/2023	50	50
1.980% due 10/15/2041 (a)	12,463	844
1.982% due 05/25/2043	5,213	5,340
2.006% due 05/15/2038 (a)	6,309	492
2.014% due 07/25/2044	2,551	2,567
2.037% due 06/15/2039 (a)	21,652	1,492
2.301% due 06/01/2022	1	1
2.305% due 01/01/2022	13	13

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.323% due 10/25/2018	$15	$15
2.375% due 09/01/2018	3	3
2.442% due 05/01/2021	147	150
2.454% due 07/01/2023	17	17
2.472% due 03/01/2035	382	404
2.500% due 05/01/2023	3	3
2.539% due 10/01/2022	17	17
2.540% due 10/25/2023	252	261
2.555% due 05/01/2037	235	244
2.563% due 03/01/2022	44	44
2.570% due 12/01/2018	7	7
2.573% due 10/01/2023	21	21
2.594% due 09/01/2035	37	39
2.597% due 07/01/2032	1	1
2.608% due 03/01/2024	35	35
2.610% due 07/01/2022	36	36
2.626% due 06/01/2033	114	120
2.632% due 07/01/2020	36	36
2.640% due 05/01/2020	6	6
2.668% due 08/01/2023	19	19
2.673% due 11/01/2023	55	56
2.700% due 06/01/2021	34	34
2.710% due 11/01/2026	128	131
2.713% due 09/01/2035	17	18
2.735% due 05/01/2022	4	4
2.736% due 04/01/2025	1	1
2.740% due 08/01/2023 - 11/01/2023	94	95
2.743% due 06/01/2022	110	114
2.750% due 12/01/2022	1	1
2.751% due 07/01/2024	12	12
2.765% due 11/01/2035	4,203	4,451
2.766% due 06/01/2022	27	28
2.768% due 04/01/2024	106	108
2.770% due 04/01/2025	3	3
2.777% due 08/01/2023	98	101
2.785% due 10/01/2026	122	128
2.796% due 09/01/2023	2	2
2.798% due 02/01/2025	6	6
2.800% due 10/01/2023	83	85
2.801% due 06/01/2024	130	133
2.810% due 09/01/2028	1	1
2.819% due 08/01/2035 (k)	7,969	8,428
2.826% due 06/01/2024	84	87
2.828% due 09/01/2023	91	96
2.830% due 05/01/2027	5	5
2.839% due 11/01/2028	210	217
2.840% due 04/01/2029	43	44
2.845% due 08/01/2035	343	362
2.850% due 02/01/2037	16	17
2.855% due 09/01/2023	10	10
2.858% due 05/01/2023	15	15
2.859% due 01/01/2034	1,915	2,023
2.863% due 05/01/2023 - 10/01/2024	41	42
2.865% due 09/01/2023	23	23
2.868% due 08/01/2035	20	22
2.869% due 07/01/2025	90	93
2.870% due 05/01/2023	36	36
2.878% due 08/01/2023	11	11
2.887% due 01/01/2021	5	5
2.888% due 08/01/2023	265	272
2.890% due 02/01/2026	229	238
2.892% due 05/01/2037	47	50
2.901% due 07/01/2027	8	9
2.904% due 10/01/2024	8	9
2.916% due 09/01/2023	150	154
2.919% due 01/01/2028	10	11
2.920% due 10/01/2035	192	203
2.935% due 10/01/2023	41	41
2.939% due 06/01/2037	19	20
2.956% due 07/01/2030	418	437
2.959% due 06/01/2035 (k)	11,352	12,066
2.969% due 08/01/2035	10	11
2.971% due 03/01/2021	33	34
2.983% due 05/01/2035 (k)	6,380	6,745
2.983% due 07/01/2035	1,870	1,975
2.985% due 09/01/2035	2,546	2,698
3.000% due 10/01/2020 - 08/01/2035	159	166
3.000% due 08/15/2027 (a)	13,945	1,380
3.004% due 02/01/2036	159	168
3.010% due 04/01/2025	30	30
3.011% due 03/01/2035	8	9
3.013% due 05/01/2036	182	194

8	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.021% due 09/01/2035	$98	$105
3.030% due 07/01/2033	2	2
3.035% due 04/01/2036	15	15
3.037% due 10/01/2035 (k)	6,982	7,416
3.050% due 05/01/2018	9	9
3.055% due 09/01/2037	8	9
3.071% due 07/01/2036	3	3
3.082% due 08/15/2032	852	893
3.098% due 05/01/2020	1	1
3.116% due 04/01/2036	2	2
3.122% due 07/01/2035	3,593	3,829
3.124% due 03/01/2036	212	215
3.125% due 04/01/2023	3	3
3.126% due 12/01/2035	161	168
3.132% due 01/01/2024	2	2
3.135% due 06/01/2030	199	206
3.143% due 07/01/2032	28	29
3.146% due 10/01/2035	3,349	3,546
3.155% due 01/01/2019 - 10/01/2020	19	19
3.158% due 04/01/2036	376	396
3.165% due 05/01/2018	5	5
3.196% due 10/01/2035	157	161
3.205% due 11/01/2034	194	207
3.207% due 10/01/2035 (k)	5,421	5,753
3.227% due 04/01/2029 - 03/01/2036	88	93
3.233% due 01/01/2036	2	2
3.249% due 01/25/2036	2,370	2,436
3.250% due 03/01/2035	22	22
3.263% due 10/01/2035	3,463	3,667
3.308% due 02/01/2038	3	3
3.310% due 11/01/2035	230	235
3.311% due 07/01/2023	38	38
3.345% due 01/01/2037	85	89
3.356% due 10/01/2023	28	28
3.365% due 11/01/2035	3,929	4,190
3.370% due 05/01/2037	36	38
3.374% due 02/01/2037	10	11
3.375% due 07/01/2019	21	21
3.415% due 05/01/2018	9	9
3.500% due 09/01/2018 - 02/01/2044	22,752	22,640
3.554% due 12/01/2037	52	54
3.884% due 01/25/2047	100	102
4.000% due 09/15/2018 - 04/01/2044	32,090	33,701
4.500% due 03/01/2018 - 02/01/2046	111,606	119,873
4.500% due 08/01/2023 - 05/01/2044 (k)	39,248	42,054
5.000% due 10/01/2017 - 07/01/2040	16,817	17,984
5.088% due 06/15/2042 - 08/15/2042 (a)	53,403	10,570
5.338% due 02/15/2038 (a)	533	73
5.388% due 05/15/2039 (a)	517	94
5.500% due 09/01/2017 - 07/01/2047	7,085	7,810
5.538% due 03/15/2037 (a)	304	59
5.588% due 08/15/2036 (a)	214	39
5.598% due 12/15/2041 (a)	22,009	4,545
5.668% due 09/15/2036 (a)	311	53
5.738% due 11/15/2036 (a)	12,219	2,362
5.950% due 06/15/2028	13,260	14,628
6.000% due 04/01/2017 - 10/15/2036	37,156	42,022
6.250% due 12/15/2028	221	244
6.500% due 05/01/2017 - 10/25/2043	61,339	68,810
6.950% due 07/15/2021 - 08/15/2021	15	16
7.000% due 11/15/2020 - 10/25/2043	12,801	15,134
7.000% due 09/15/2023 (a)	4	1
7.400% due 02/01/2021	15	14
7.500% due 08/01/2017 - 11/01/2037	4,069	4,666
7.645% due 05/01/2025	4,947	5,803
7.898% due 11/15/2033	720	757
8.000% due 03/01/2017 - 06/01/2030	627	711
8.060% due 09/15/2043 - 12/15/2043	32,626	36,903

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.250% due 06/15/2022	$37	$42
8.500% due 02/01/2019 - 06/01/2030	276	301
8.750% due 12/15/2020	16	18
8.900% due 11/15/2020	50	53
9.000% due 09/15/2020 - 07/01/2030	110	121
9.000% due 05/01/2022 (a)	1	0
9.500% due 02/01/2020 - 12/01/2022	34	35
10.000% due 09/01/2017 - 03/01/2021	2	1
10.463% due 02/15/2041	9	11
10.500% due 01/01/2021	2	2
17.402% due 05/15/2033	282	379
33.167% due 08/15/2037	849	1,384
Freddie Mac, TBA
3.500% due 04/01/2047 - 05/01/2047	1,107,000	1,130,226
4.000% due 04/01/2047 - 05/01/2047	518,000	542,516
4.500% due 04/01/2047 - 05/01/2047	365,900	391,894
5.500% due 04/01/2047	81,000	89,866
Ginnie Mae
0.000% due 11/20/2066	27,611	27,751
0.992% due 11/16/2043 (a)	105,918	4,183
1.000% due 01/20/2066	4,813	4,873
1.210% due 05/20/2065	10,008	9,946
1.240% due 06/20/2065	44,847	44,611
1.250% due 09/20/2065	35,321	35,145
1.271% due 02/20/2067	18,600	18,563
1.280% due 03/20/2065	20,077	20,100
1.328% due 06/16/2031 - 03/16/2032	149	150
1.330% due 05/20/2065	8,304	8,217
1.350% due 06/20/2065	16,647	16,492
1.360% due 06/20/2065	6,950	6,887
1.380% due 03/20/2062 - 08/20/2065	26,395	26,245
1.400% due 08/20/2065	59,961	59,533
1.428% due 02/16/2030 - 04/16/2032	502	504
1.440% due 12/20/2065	28,983	28,829
1.478% due 12/16/2025	26	27
1.528% due 02/16/2030	568	573
1.530% due 12/20/2065 - 08/20/2066	45,015	44,981
1.630% due 04/20/2066	9,748	9,793
1.700% due 07/20/2065	2,755	2,776
1.780% due 03/20/2066	54,242	54,919
1.819% due 02/20/2060 (k)	35,392	35,986
1.830% due 02/20/2066	45,019	45,661
1.928% due 03/20/2031	40	41
1.930% due 03/20/2066	14,460	14,750
2.000% due 01/20/2022 - 02/20/2034	10,204	10,509
2.125% due 05/20/2017 - 04/20/2041	25,618	26,329
2.250% due 11/20/2021 - 10/20/2038	9,085	9,354
2.500% due 06/20/2021 - 07/15/2043	532	524
3.000% due 12/20/2018 - 06/20/2041	109	112
3.500% due 12/20/2017 - 08/15/2045	56,878	59,007
3.500% due 08/15/2044 - 02/15/2045 (k)	21,938	22,753
3.950% due 07/15/2025	83	88
4.000% due 02/20/2018 - 08/20/2046	16,154	17,071
4.000% due 02/20/2044 (a)	64,452	11,864
4.500% due 11/16/2028 - 08/15/2033	1,159	1,232
4.750% due 07/20/2035	1,679	1,822
4.772% due 03/20/2040 (a)	26,856	3,995
5.000% due 07/15/2033 - 12/15/2040	17,409	19,176
5.122% due 07/20/2041 (a)	25,002	4,208
5.222% due 06/20/2043 (a)	34,633	5,498
5.500% due 05/20/2017 - 03/16/2034	1,693	1,894
5.672% due 07/16/2031 - 08/16/2033 (a)	1,150	220

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 06/15/2017 - 12/20/2041	$9,324	$10,728
6.500% due 11/15/2023 - 09/20/2038	1,311	1,480
6.750% due 10/16/2040	906	980
7.000% due 12/15/2022 - 10/15/2034	469	536
7.500% due 11/20/2017 - 02/15/2035	310	353
7.750% due 08/20/2025 - 12/15/2040	1,431	1,435
8.000% due 04/15/2017 - 10/20/2031	384	423
8.250% due 04/15/2020	8	8
8.300% due 06/15/2019	3	3
8.500% due 12/15/2017 - 04/15/2031	276	302
9.000% due 11/15/2017 - 01/15/2031	176	185
9.500% due 07/15/2017 - 12/15/2026	46	47
10.000% due 12/15/2017 - 02/15/2025	21	21
10.500% due 12/15/2017 - 09/20/2019	4	2
11.000% due 09/15/2017 - 11/20/2018	2	2
Ginnie Mae, TBA
3.000% due 04/01/2047	12,000	12,106
3.500% due 04/01/2047 - 05/01/2047	52,000	53,837
4.000% due 04/01/2047 - 05/01/2047	726,540	766,558
5.000% due 04/01/2047	2,000	2,186
Jamaica Housing Development AID Bond
0.500% due 10/01/2018	1,291	1,272
Small Business Administration
1.375% due 05/25/2021	25	25
1.500% due 03/25/2025 - 07/25/2025	20	19
1.600% due 01/25/2019	19	19
4.340% due 03/01/2024	38	40
4.350% due 07/01/2023	92	96
4.580% due 03/01/2018	34	35
4.625% due 02/01/2025	253	266
4.770% due 04/01/2024	172	182
4.840% due 02/01/2023	83	88
4.870% due 12/01/2024	278	294
4.890% due 12/01/2023	159	169
4.930% due 01/01/2024	298	315
4.950% due 03/01/2025	340	359
5.110% due 05/01/2017 - 08/01/2025	98	105
5.120% due 11/01/2017	9	9
5.130% due 09/01/2023	887	948
5.190% due 07/01/2024	41	44
5.240% due 08/01/2023	74	79
5.310% due 05/01/2027	108	116
5.320% due 04/01/2027	131	141
5.340% due 11/01/2021	613	644
5.510% due 11/01/2027	183	198
5.520% due 06/01/2024	972	1,037
5.600% due 09/01/2028	471	515
5.725% due 09/10/2018	1,656	1,704
5.780% due 08/01/2027	20	22
5.820% due 07/01/2027	915	1,001
5.870% due 07/01/2028	235	260
5.902% due 02/10/2018	482	497
6.020% due 08/01/2028	205	230
6.070% due 07/01/2026	220	239
6.290% due 01/01/2021	56	59
6.340% due 03/01/2021	510	540
6.440% due 02/01/2021	130	138
6.900% due 12/01/2020	176	183
7.060% due 11/01/2019	124	127
7.190% due 12/01/2019	35	36
7.200% due 10/01/2019	65	67
7.500% due 04/01/2017	8	8
7.630% due 06/01/2020	218	230
Vendee Mortgage Trust
0.337% due 06/15/2023 (a)	5,414	32
6.409% due 01/15/2030	872	972
6.500% due 09/15/2024	4,420	4,835

Total U.S. Government Agencies (Cost $34,005,556)		34,237,166

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 21.0%
U.S. Treasury Bonds
2.250% due 08/15/2046	$15,800	$13,368
2.750% due 08/15/2042	625,300	596,124
2.750% due 11/15/2042	1,424,000	1,355,943
2.875% due 05/15/2043 (o)	165,499	161,138
2.875% due 08/15/2045	173,196	167,946
3.000% due 05/15/2042	823,870	823,741
3.000% due 11/15/2044 (k)	1,597,346	1,590,014
3.000% due 02/15/2047	16,200	16,136
3.125% due 02/15/2043	272,000	277,403
3.125% due 08/15/2044 (k)	2,448,807	2,496,302
3.375% due 05/15/2044	287,325	306,602
3.625% due 02/15/2044 (o)	18,300	20,390
4.250% due 11/15/2040 (k)(o)	49,400	60,313
4.375% due 11/15/2039	490,350	608,609
4.375% due 05/15/2040	229,200	284,588
4.500% due 02/15/2036 (o)	65	82
6.250% due 05/15/2030 (o)	226	320
U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (m)	43,427	43,783
0.125% due 01/15/2023	31	31
0.125% due 07/15/2026 (m)	4,965	4,848
0.250% due 01/15/2025	308	305
0.375% due 01/15/2027	26,140	26,048
0.625% due 02/15/2043	4,754	4,429
0.750% due 02/15/2042	53,257	51,312
0.750% due 02/15/2045	120,783	115,211
0.875% due 02/15/2047	3,622	3,571
1.000% due 02/15/2046	3,382	3,438
1.750% due 01/15/2028	1,096,282	1,241,175
2.000% due 01/15/2026 (m)	195,831	222,412
2.375% due 01/15/2025 (m)	41,279	47,643
2.375% due 01/15/2027	424,630	502,458
2.500% due 01/15/2029	1,163,437	1,424,341
3.625% due 04/15/2028	86,791	115,508
3.875% due 04/15/2029	216,767	300,197
U.S. Treasury Notes
1.750% due 03/31/2022 (m)(o)	54,500	53,987
1.750% due 09/30/2022 (m)(o)	415,400	409,104
1.875% due 08/31/2022 (m)(o)	2,000	1,985
2.000% due 10/31/2021 (m)(o)	100,700	101,164
2.000% due 07/31/2022 (m)(o)	429,200	429,066
2.000% due 02/15/2025 (m)(o)	10,800	10,560
2.000% due 11/15/2026	4,950	4,781
2.125% due 12/31/2021 (m)(o)	19,000	19,180
2.125% due 05/15/2025 (m)(o)	7,300	7,190
2.250% due 11/15/2024 (m)(o)	1,497,716	1,493,796
2.250% due 11/15/2025 (o)	3,450	3,421
2.250% due 02/15/2027	47,300	46,697
2.375% due 05/31/2018 (o)	500	507

Total U.S. Treasury Obligations (Cost $15,796,160)		15,467,167

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031	1,252	1,266
Adjustable Rate Mortgage Trust
1.102% due 08/25/2036	6,520	4,008
1.522% due 11/25/2035	28	22
2.132% due 03/25/2035	6,453	5,715
3.082% due 10/25/2035 ^	6,782	6,143
3.104% due 01/25/2036 ^	4,863	4,311
3.161% due 11/25/2035 ^	5,154	4,723

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.165% due 09/25/2035		$2,709	$2,083
3.170% due 07/25/2035		1,313	1,201
3.184% due 03/25/2035		2,793	2,701
3.192% due 11/25/2035 ^		559	473
3.362% due 09/25/2035		302	252
3.435% due 01/25/2036		2,714	2,321
3.658% due 03/25/2036 ^		271	217
3.699% due 08/25/2035		2,125	2,044
3.956% due 07/25/2035		3,222	3,146
Alba PLC
1.510% due 04/24/2049	GBP	534	673
Ally Financial, Inc.
2.500% due 12/15/2017 (i)		$274,300	273,587
American Home Mortgage Assets Trust
1.102% due 10/25/2046		15,645	13,141
1.172% due 05/25/2046 ^		24,635	19,041
3.159% due 11/25/2035 ^		8,592	7,098
American Home Mortgage Investment Trust
1.582% due 02/25/2045		604	600
2.862% due 09/25/2045		3,112	3,091
2.987% due 09/25/2035		66	66
3.111% due 11/25/2045 ^		7,576	5,741
3.112% due 12/25/2035		2,113	1,357
3.225% due 10/25/2034		5,826	5,846
3.240% due 02/25/2044		42	41
3.361% due 02/25/2045		4,343	4,359
Arbor Realty Trust, Inc.
2.110% due 04/15/2027 (c)		19,400	19,272
Banc of America Alternative Loan Trust
1.382% due 05/25/2035 ^		804	644
5.000% due 08/25/2019		195	198
5.500% due 06/25/2037 ^		1,291	1,043
6.000% due 03/25/2034		2,932	3,073
6.000% due 11/25/2035 ^		1,252	1,189
6.000% due 07/25/2046 ^		2,074	1,815
Banc of America Funding Trust
1.082% due 04/25/2037		374	264
1.168% due 10/20/2036		16,787	14,466
1.168% due 10/20/2046 ^		2,803	2,180
1.188% due 04/20/2047 ^		5,531	4,779
1.192% due 04/25/2037 ^		3,188	2,280
1.218% due 04/20/2035		399	394
1.262% due 07/25/2037		1,653	1,527
1.268% due 05/20/2035 ^		930	661
1.278% due 02/20/2035		926	887
1.382% due 05/25/2037 ^		5,893	4,646
3.039% due 09/20/2034		328	325
3.102% due 05/25/2035		73	74
3.116% due 03/20/2035		770	775
3.254% due 09/20/2047 ^		6,131	4,657
3.308% due 09/20/2046 ^		3,593	2,928
3.368% due 10/20/2046 ^		3,893	3,116
3.371% due 04/20/2036 ^		3,485	3,052
3.395% due 11/20/2034		4,900	4,676
3.429% due 02/20/2036		4,304	3,492
3.433% due 11/20/2035 ^		1,741	1,567
3.452% due 05/20/2036 ^		1,936	1,760
3.500% due 01/20/2047 ^		127	111
3.551% due 10/20/2046 ^		2,077	1,551
3.561% due 03/20/2036		275	247
3.673% due 03/20/2036		629	585
4.750% due 10/25/2018		1	1
5.500% due 09/25/2034		5,077	5,002
5.750% due 09/25/2036		2,447	2,437
5.753% due 10/25/2036 ^		778	687
5.837% due 01/25/2037 ^		666	587
5.888% due 04/25/2037 ^		2,229	1,931
6.000% due 09/25/2036		4,356	4,199
6.000% due 09/25/2036 ^		337	311
6.000% due 03/25/2037 ^		11,067	9,788
Banc of America Mortgage Trust
1.682% due 11/25/2035 ^		186	166
3.129% due 07/25/2035		1,860	1,725
3.172% due 07/25/2034		129	131
3.207% due 07/25/2035 ^		1,267	1,181
3.245% due 05/25/2034		560	563
3.247% due 07/25/2035		762	741
3.258% due 09/25/2033		805	801
3.276% due 08/25/2035 ^		6,960	6,390
3.392% due 11/25/2034		1,241	1,241
3.406% due 05/25/2033		812	823
3.426% due 11/25/2035 ^		812	756
3.475% due 04/25/2034		98	98

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.490% due 11/25/2034	$882	$859
3.498% due 11/25/2034	1,669	1,567
3.514% due 02/25/2035	1,819	1,806
3.621% due 02/25/2035	648	637
3.622% due 07/20/2032	132	134
3.681% due 01/25/2036	3,775	3,317
5.500% due 12/25/2020	362	368
5.500% due 11/25/2035 ^	301	294
5.500% due 05/25/2037 ^	575	461
6.000% due 10/25/2036 ^	4,838	4,128
6.000% due 07/25/2046 ^	1,453	1,290
6.500% due 10/25/2031	40	42
6.500% due 09/25/2033	1,654	1,625
Banc of America Re-REMIC Trust
5.901% due 02/17/2051	14,320	14,344
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028	31,897	32,740
Bayview Commercial Asset Trust
1.412% due 08/25/2034	303	282
BCAP LLC Trust
0.643% due 09/28/2037	16,532	15,048
0.908% due 02/28/2037	13,558	11,795
0.918% due 11/26/2036	4,556	4,191
0.928% due 09/28/2036	34,711	27,897
0.938% due 11/26/2036	26,588	25,698
0.938% due 01/28/2037	10,166	9,924
0.947% due 04/28/2036	11,732	11,242
0.948% due 08/26/2033	21,441	20,269
0.948% due 11/28/2036	17,440	14,759
0.948% due 12/28/2036	15,584	13,977
0.948% due 08/26/2046	2,581	2,546
0.948% due 06/28/2047	38,271	30,582
0.958% due 06/26/2037	17,288	14,779
0.968% due 09/28/2046	16,235	13,654
0.968% due 11/28/2046	8,610	8,389
0.978% due 10/28/2036	15,317	14,280
0.981% due 07/26/2036	4,753	4,530
0.988% due 05/26/2047	1,800	1,768
0.998% due 06/28/2037	16,087	13,861
1.028% due 08/28/2036	23,900	21,676
1.048% due 11/28/2035	30,595	28,140
1.077% due 03/26/2036	29,211	25,878
1.078% due 07/28/2035	15,813	13,826
1.091% due 11/28/2035	15,126	12,791
1.098% due 10/28/2035	11,994	10,490
1.108% due 01/28/2036	18,955	16,348
1.108% due 02/28/2036	21,222	16,743
1.109% due 11/26/2035	3,683	3,656
1.128% due 05/26/2036	7,582	7,372
1.158% due 01/28/2036	23,635	20,798
1.178% due 11/28/2046	15,679	13,254
1.192% due 05/25/2047	129	106
1.197% due 07/28/2036	31,606	23,382
1.202% due 05/25/2047 ^	16,260	13,361
1.232% due 07/26/2035	1,659	1,649
1.258% due 12/28/2035	16,339	15,810
1.354% due 01/26/2047	15,991	14,325
1.374% due 04/28/2047	16,029	13,860
1.384% due 05/28/2047	19,096	16,028
1.424% due 12/28/2046	21,025	19,143
1.446% due 11/26/2035	511	507
1.454% due 11/26/2046	4,192	4,052
1.513% due 12/28/2034	8,958	8,658
1.594% due 07/28/2046	25,454	23,122
1.678% due 06/28/2035	5,629	5,504
1.708% due 01/26/2035	46,787	41,827
1.778% due 08/26/2037	19,975	18,867
1.956% due 07/28/2047	56,672	49,922
2.078% due 11/28/2035	23,326	19,137
2.099% due 10/28/2046	13,394	12,043
2.543% due 10/26/2035	1,758	1,761
2.705% due 12/28/2036	14,766	13,740
2.735% due 05/28/2035	44,615	45,948
2.753% due 03/26/2036	21,152	18,969
2.770% due 12/28/2036	12,882	11,653
2.784% due 09/28/2035	25,042	25,645
2.838% due 08/28/2036	17,619	15,317
2.857% due 03/28/2036	13,696	12,675
2.879% due 12/28/2035	18,809	18,703
2.890% due 10/28/2035	17,683	17,831
2.897% due 06/28/2036	20,956	18,568
2.905% due 08/28/2046	13,141	11,747
2.930% due 09/28/2035	17,271	17,905
2.942% due 05/28/2036	18,108	14,263

10	See Accompanying Notes

March 31, 2017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.969% due 01/28/2038	$69,162	$60,555
2.980% due 08/28/2036	39,102	38,186
3.021% due 03/28/2037	21,971	19,412
3.034% due 03/28/2036	10,839	11,036
3.039% due 02/28/2037	12,561	11,004
3.045% due 10/26/2036	3,067	3,092
3.067% due 08/28/2035	24,397	24,915
3.078% due 10/28/2035	6,031	5,913
3.081% due 10/28/2035	14,294	14,010
3.088% due 03/28/2036	55,314	57,347
3.093% due 07/28/2036	21,494	20,991
3.111% due 07/26/2036	7,554	7,120
3.113% due 06/26/2035	4,335	4,295
3.113% due 10/28/2035	42,743	43,812
3.114% due 02/28/2036	13,264	11,815
3.121% due 09/28/2035	11,454	9,745
3.144% due 11/28/2035	28,814	28,818
3.144% due 02/28/2036	13,377	12,239
3.153% due 11/28/2035	31,539	28,357
3.172% due 11/28/2037	17,571	14,170
3.175% due 04/28/2036	10,297	10,016
3.195% due 01/28/2036	14,584	13,630
3.207% due 03/26/2037	3,415	3,355
3.215% due 10/28/2035	13,860	14,055
3.222% due 02/26/2036	4,291	4,301
3.224% due 01/26/2034	1,588	1,566
3.238% due 02/28/2036	12,718	10,845
3.238% due 12/28/2036	35,382	31,602
3.262% due 10/26/2035	14,078	13,712
3.272% due 10/28/2035	31,261	24,542
3.277% due 08/28/2036	151,948	149,056
3.288% due 03/28/2036	12,516	10,462
3.293% due 09/26/2035	16,269	14,540
3.297% due 07/26/2036	1,426	1,170
3.304% due 02/28/2036	23,185	20,783
3.336% due 12/26/2037	217	202
3.345% due 07/28/2036	103,316	100,080
3.404% due 05/28/2035	72,891	71,919
3.433% due 06/28/2047	25,862	22,411
3.450% due 05/26/2036	10,060	7,971
3.467% due 05/28/2036	14,840	13,464
3.484% due 03/26/2037	4,739	3,958
3.491% due 08/26/2036	13,812	11,370
3.725% due 03/28/2037	25,482	23,105
4.315% due 07/28/2037	13,131	11,229
5.000% due 01/26/2021	3,803	3,830
5.080% due 03/26/2037	23,109	22,721
5.250% due 06/26/2036	45,281	33,963
5.250% due 04/26/2037	42,789	41,397
5.250% due 06/26/2037	4,217	4,171
5.250% due 08/26/2037	5,524	5,703
5.500% due 11/25/2034	5,496	4,903
5.750% due 02/26/2035	13,001	13,128
5.998% due 08/28/2037	9,960	9,546
6.000% due 10/28/2036	9,960	9,132
6.000% due 02/26/2037	13,991	12,727
6.000% due 05/28/2037	23,598	22,522
6.000% due 07/28/2037	8,600	8,315
6.000% due 08/28/2037	13,334	10,965
6.040% due 10/26/2037	4,808	4,201
BCRR Trust
5.858% due 07/17/2040	1,877	1,876
Bear Stearns Adjustable Rate Mortgage Trust
2.753% due 11/25/2030	1,359	1,307
2.910% due 02/25/2036	5,684	5,662
3.001% due 08/25/2033	18	18
3.018% due 04/25/2033	1,146	1,150
3.081% due 04/25/2033	94	94
3.081% due 05/25/2034	9	9
3.111% due 05/25/2033	555	555
3.112% due 06/25/2035 ^	1,120	999
3.113% due 10/25/2035	1,194	1,201
3.192% due 08/25/2035	1,754	1,573
3.242% due 07/25/2034	566	555
3.276% due 10/25/2034	44	41
3.290% due 11/25/2034	3,557	3,436
3.333% due 09/25/2034	1,755	1,626
3.344% due 07/25/2034	229	223
3.346% due 01/25/2035	130	127
3.362% due 01/25/2034	1,677	1,679
3.378% due 02/25/2047	4,649	3,918

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.379% due 03/25/2035		$2,474	$2,391
3.466% due 03/25/2035		2,880	2,820
3.510% due 02/25/2034		1,194	1,200
3.534% due 02/25/2036 ^		1,230	1,187
3.552% due 01/25/2034		2,227	2,262
3.574% due 01/25/2034		21	20
3.581% due 04/25/2034		1,503	1,491
3.623% due 04/25/2033		401	397
3.629% due 02/25/2033		57	55
3.653% due 01/25/2035		592	583
3.684% due 04/25/2034		1	1
3.750% due 05/25/2034		1	0
Bear Stearns ALT-A Trust
1.142% due 02/25/2034		2,696	2,485
1.182% due 02/25/2034		37	31
1.302% due 08/25/2036 ^		14,846	13,160
1.302% due 01/25/2047		5,023	3,912
1.322% due 08/25/2036		4,685	4,062
1.422% due 04/25/2035		1,278	1,234
1.462% due 02/25/2036		2,274	1,993
1.482% due 03/25/2035		251	247
1.662% due 09/25/2034		366	364
1.682% due 09/25/2034		1,196	1,180
2.507% due 02/25/2034		125	110
3.008% due 03/25/2036		17,314	12,028
3.032% due 12/25/2033		1,497	1,500
3.085% due 10/25/2033		56	56
3.097% due 09/25/2034		965	911
3.135% due 11/25/2036 ^		3,066	2,503
3.140% due 08/25/2036 ^		5,691	4,010
3.144% due 03/25/2036		5,585	4,523
3.168% due 04/25/2035		12	12
3.176% due 11/25/2036		1,567	1,404
3.182% due 02/25/2036 ^		1,475	1,241
3.196% due 08/25/2034		78	79
3.220% due 11/25/2035 ^		5,772	4,623
3.239% due 01/25/2036 ^		12,497	10,914
3.254% due 05/25/2036 ^		10,151	7,104
3.306% due 01/25/2035		2,851	2,155
3.309% due 02/25/2034		3,206	3,282
3.387% due 03/25/2036 ^		10,475	8,092
3.404% due 05/25/2035		782	770
3.404% due 11/25/2036 ^		6,570	5,979
3.465% due 12/25/2046 ^		735	542
3.467% due 05/25/2036 ^		8,473	5,913
3.510% due 05/25/2035		201	206
3.527% due 08/25/2036 ^		77	57
4.768% due 07/25/2035 ^		12,384	9,894
Bear Stearns Asset-Backed Securities Trust
1.382% due 11/25/2034 ^		1,994	1,628
5.500% due 01/25/2034		35	36
5.750% due 11/25/2034 ^		3,868	3,708
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		1,826	1,862
Bear Stearns Mortgage Funding Trust
1.142% due 12/25/2046		33,304	27,795
Bear Stearns Mortgage Securities, Inc.
3.385% due 06/25/2030		9	9
Bear Stearns Structured Products, Inc. Trust
3.289% due 12/26/2046		3,141	2,717
3.504% due 01/26/2036		3,426	3,135
Bella Vista Mortgage Trust
1.226% due 05/20/2045		29	21
Berica ABS SRL
0.019% due 12/31/2055	EUR	14,311	15,241
Chase Mortgage Finance Trust
2.985% due 02/25/2037		$3,921	3,627
2.995% due 02/25/2037		410	406
3.101% due 02/25/2037		40	41
3.156% due 09/25/2036 ^		99	90
3.157% due 12/25/2035 ^		3,491	3,363
3.185% due 09/25/2036 ^		835	742
3.195% due 12/25/2035 ^		8,514	8,269
3.223% due 03/25/2037 ^		6,170	5,082
3.275% due 02/25/2037		68	68
3.330% due 03/25/2037 ^		255	239
3.358% due 02/25/2037		539	537
5.500% due 12/25/2022 ^		6,807	5,540
5.500% due 03/25/2037		36	30
6.000% due 11/25/2036 ^		1,871	1,528
6.000% due 02/25/2037 ^		1,088	887
6.000% due 03/25/2037 ^		955	814

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ChaseFlex Trust
1.132% due 08/25/2037	$10,813	$8,663
1.322% due 08/25/2037	11,055	8,960
1.482% due 06/25/2035	2,983	1,870
4.301% due 08/25/2037 ^	1,484	1,242
5.000% due 07/25/2037 ^	2,598	2,310
6.000% due 02/25/2037 ^	2,283	1,697
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.928% due 01/25/2036	1,265	1,084
0.958% due 07/25/2036	1,116	1,008
0.988% due 10/25/2046	2,673	2,400
1.162% due 05/25/2036	1,540	1,392
1.232% due 08/25/2035	670	625
Citicorp Mortgage Securities Trust
5.500% due 12/25/2022	34	34
5.500% due 02/25/2026	65	65
5.500% due 04/25/2037	631	628
5.750% due 09/25/2037	1,010	1,020
6.000% due 06/25/2036	3,533	3,490
6.000% due 08/25/2036	1,040	1,064
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	285	287
Citigroup Commercial Mortgage Trust
5.790% due 06/14/2050	55	55
Citigroup Global Markets Mortgage Securities, Inc.
1.482% due 05/25/2032	68	66
7.000% due 12/25/2018	7	7
Citigroup Mortgage Loan Trust, Inc.
1.052% due 01/25/2037	587	442
1.128% due 05/25/2037	7	7
1.578% due 08/25/2035 ^	3,123	2,765
2.410% due 09/25/2035	2,615	2,545
2.760% due 09/25/2035	19,189	19,894
2.902% due 10/25/2046	4,569	3,973
2.930% due 10/25/2035	27	27
2.997% due 05/25/2035	1,730	1,625
3.058% due 07/25/2046 ^	3,851	3,295
3.145% due 03/25/2037	9,377	7,140
3.193% due 08/25/2035	6,316	4,627
3.203% due 04/25/2037 ^	2,280	1,836
3.327% due 12/25/2035 ^	2,210	1,558
3.484% due 03/25/2037 ^	3,242	2,805
3.491% due 02/25/2034	1,800	1,789
5.500% due 11/25/2035 ^	2,506	2,435
6.250% due 11/25/2037	3,765	3,178
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	884	886
6.000% due 09/25/2036	542	502
6.000% due 06/25/2037 ^	1,365	1,188
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	44	46
Commercial Mortgage Trust
3.142% due 02/10/2048	4,200	4,300
3.830% due 07/10/2046	36	37
5.736% due 12/10/2049	78	79
Community Program Loan Trust
4.500% due 04/01/2029	7,705	7,681
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,826	1,520
6.000% due 08/25/2037 ^	4,077	3,216
Countrywide Alternative Loan Trust
1.058% due 12/25/2035	31	28
1.122% due 04/25/2047	10,633	9,176
1.142% due 12/25/2046 ^	2,638	2,546
1.152% due 11/25/2036	3,703	3,383
1.152% due 01/25/2037 ^	855	796
1.152% due 06/25/2046	1,272	1,153
1.162% due 05/25/2047	4,607	3,942
1.168% due 09/20/2046	4,362	3,238
1.172% due 07/25/2046 ^	3,110	3,065
1.172% due 09/25/2046 ^	15,471	12,062
1.182% due 06/25/2037	9	8
1.182% due 04/25/2047	7,994	6,336
1.188% due 03/20/2046	1,713	1,435
1.188% due 05/20/2046 ^	1,111	837
1.192% due 05/25/2035	169	142
1.192% due 07/25/2046 ^	286	224
1.206% due 07/20/2035	62	58
1.208% due 05/20/2046 ^	13,193	8,652
1.232% due 09/25/2046 ^	993	296
1.232% due 10/25/2046 ^	243	121
1.242% due 07/25/2035	3,344	2,905

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.242% due 07/25/2036	$30,910	$23,368
1.242% due 07/25/2046 ^	575	327
1.252% due 05/25/2036 ^	12	33
1.262% due 02/25/2037	2,853	2,359
1.272% due 11/25/2035	2,369	1,908
1.272% due 02/25/2036 ^	2,646	2,098
1.276% due 11/20/2035	26	21
1.312% due 09/25/2035	1,254	1,018
1.332% due 09/25/2035	1,640	1,448
1.332% due 05/25/2036 ^	4,055	2,059
1.332% due 06/25/2036 ^	2,130	1,353
1.332% due 05/25/2037 ^	253	135
1.482% due 06/25/2035	3,594	3,249
1.482% due 04/25/2036	10,771	6,271
1.502% due 12/25/2035	1,258	1,051
1.532% due 08/25/2034	31	29
1.532% due 10/25/2036 ^	3,997	2,305
1.562% due 06/25/2034	2,494	2,404
1.638% due 12/25/2035	480	434
1.638% due 02/25/2036	630	563
1.662% due 10/25/2035	4,318	3,082
1.682% due 10/25/2035 ^	1,804	1,438
1.738% due 08/25/2035 ^	197	137
1.752% due 11/25/2035	375	331
1.782% due 12/25/2035 ^	2,753	2,283
2.018% due 11/25/2047 ^	8,538	6,666
2.032% due 06/25/2034	8,402	7,702
2.038% due 08/25/2035	1,525	1,331
2.082% due 02/25/2036 ^	5,797	4,606
2.118% due 01/25/2036	62	58
2.998% due 10/25/2035 ^	689	577
3.174% due 11/25/2035 ^	1,279	1,031
5.000% due 01/25/2035	4	4
5.250% due 06/25/2035 ^	772	723
5.500% due 07/25/2035 ^	3,391	2,965
5.500% due 11/25/2035	3,060	2,420
5.500% due 11/25/2035 ^	7,000	5,886
5.500% due 12/25/2035 ^	2,294	1,950
5.500% due 02/25/2036 ^	2,000	1,739
5.750% due 03/25/2037 ^	1,223	1,053
5.750% due 07/25/2037 ^	226	197
6.000% due 10/25/2033	417	432
6.000% due 02/25/2034	6	7
6.000% due 03/25/2035 ^	262	208
6.000% due 04/25/2036 ^	1,633	1,282
6.000% due 05/25/2036 ^	1,702	1,330
6.000% due 06/25/2036 ^	1,487	1,258
6.000% due 08/25/2036 ^	5,532	4,868
6.000% due 11/25/2036 ^	94	77
6.000% due 02/25/2037 ^	8,206	5,824
6.000% due 02/25/2037	548	433
6.000% due 03/25/2037 ^	2,659	1,991
6.000% due 04/25/2037	4,880	3,766
6.000% due 05/25/2037 ^	499	358
6.000% due 08/25/2037	799	720
6.250% due 12/25/2033	72	73
6.250% due 11/25/2036 ^	755	665
6.250% due 11/25/2036	3,087	2,449
6.250% due 08/25/2037 ^	3,388	2,967
6.500% due 05/25/2036 ^	3,268	2,500
6.500% due 09/25/2036	1,441	1,201
6.500% due 08/25/2037 ^	8,833	5,531
6.500% due 09/25/2037 ^	2,135	1,522
17.100% due 07/25/2035	1,374	1,647
Countrywide Commercial Mortgage Trust
6.208% due 11/12/2043	1,863	1,873
Countrywide Home Loan Mortgage Pass-Through Trust
1.322% due 03/25/2036	675	411
1.332% due 02/25/2036 ^	104	137
1.442% due 05/25/2035	8,167	6,796
1.522% due 03/25/2035	666	615
1.562% due 04/25/2035	10,616	9,884
1.582% due 05/25/2035	2,092	1,771
1.598% due 04/25/2046 ^	7,422	3,754
1.622% due 03/25/2035	239	205
1.642% due 02/25/2035	1,125	982
1.662% due 02/25/2035	238	210
1.742% due 09/25/2034	97	90
2.360% due 04/25/2035	153	106
2.462% due 06/19/2031	46	42

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.658% due 07/25/2034	$1,394	$1,395
2.750% due 07/19/2031	22	20
2.825% due 06/20/2034	653	626
3.023% due 10/20/2035	782	686
3.048% due 05/20/2036 ^	1,944	1,633
3.054% due 10/25/2035 ^	3,875	3,168
3.060% due 11/20/2034	4,098	4,123
3.097% due 11/25/2034	5,389	5,299
3.121% due 11/25/2037	7,782	6,728
3.122% due 08/25/2034 ^	2,615	2,256
3.124% due 11/20/2034	250	247
3.140% due 09/25/2047 ^	3,095	2,880
3.147% due 12/19/2033	49	50
3.155% due 08/25/2034 ^	4	4
3.155% due 08/25/2034	130	125
3.170% due 02/20/2036 ^	187	161
3.179% due 02/20/2036 ^	229	191
3.190% due 04/20/2036 ^	2,060	1,835
3.196% due 03/25/2037 ^	984	703
3.218% due 11/19/2033	284	279
3.232% due 08/25/2034 ^	2,083	1,895
3.250% due 10/25/2033	1,997	1,962
3.306% due 02/20/2036 ^	24	21
3.316% due 07/20/2034	410	395
3.332% due 10/19/2032	38	35
3.336% due 04/25/2035 ^	3,648	3,235
3.341% due 04/20/2035	338	311
3.363% due 02/25/2047 ^	1,020	877
3.536% due 02/25/2034	42	42
4.500% due 09/25/2035	2,409	2,270
5.000% due 09/25/2035 ^	57	52
5.500% due 01/25/2035	460	465
5.500% due 03/25/2035	1,103	1,119
5.500% due 09/25/2035 ^	6,184	5,951
5.500% due 10/25/2035 ^	4,102	3,705
5.500% due 11/25/2035 ^	1,731	1,542
5.750% due 12/25/2035 ^	2,825	2,503
5.750% due 02/25/2037 ^	2,149	1,857
5.750% due 07/25/2037 ^	1,071	993
6.000% due 05/25/2036 ^	2,981	2,539
6.000% due 12/25/2036 ^	213	186
6.000% due 02/25/2037 ^	4,408	3,886
6.000% due 03/25/2037 ^	860	754
6.000% due 07/25/2037	1,248	1,075
6.000% due 08/25/2037 ^	7,188	6,151
6.000% due 09/25/2037 ^	582	529
6.250% due 09/25/2036 ^	7,878	6,696
6.250% due 02/25/2038 ^	2,246	1,878
Countrywide Home Loan Reperforming REMIC Trust
1.322% due 06/25/2035	2,675	2,452
5.199% due 01/25/2034	410	404
6.500% due 11/25/2034	1,001	1,003
7.500% due 11/25/2034	473	477
7.500% due 06/25/2035 ^	1,488	1,530
Credit Suisse Commercial Mortgage Trust
1.018% due 05/27/2037	5,618	5,496
5.715% due 06/15/2039	446	446
Credit Suisse First Boston Mortgage Securities Corp.
1.423% due 03/25/2032	397	371
1.722% due 06/25/2034	947	919
2.132% due 09/25/2034 ^	2,265	2,112
2.523% due 06/25/2032	15	12
2.803% due 10/25/2033	75	74
2.809% due 07/25/2033	2,012	1,975
3.123% due 09/25/2034	1,485	1,472
5.038% due 06/25/2032	19	19
5.500% due 09/25/2035	6,272	5,725
5.500% due 10/25/2035	1,926	1,819
6.000% due 11/25/2035 ^	37	29
7.500% due 05/25/2032	81	87
7.500% due 12/25/2032	2	2
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
3.221% due 05/25/2034	3,146	3,122
Credit Suisse Mortgage Capital Certificates
2.816% due 07/27/2037	19,587	17,432
3.216% due 04/26/2038	2,241	2,213
3.220% due 11/26/2035	1,271	1,274
3.265% due 04/28/2037	10,589	8,418
5.695% due 09/15/2040	9,262	9,250
5.873% due 12/16/2049	5,652	5,643

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		$1,348	$699
5.837% due 04/25/2037		22,576	10,843
5.863% due 02/25/2037 ^		3,673	1,590
6.000% due 07/25/2036		1,539	1,148
6.000% due 04/25/2037 ^		1,650	1,287
7.000% due 08/25/2037		7,246	5,005
Deco - Gondola SRL
1.121% due 02/22/2026	EUR	1,287	1,375
Deutsche ALT-A Securities, Inc.
1.082% due 08/25/2037 ^		$9,989	8,264
1.102% due 08/25/2036		5,922	4,725
1.122% due 07/25/2047		22,241	19,704
1.132% due 02/25/2047		8,628	6,278
3.079% due 10/25/2035		3,094	2,568
3.500% due 10/25/2035		1,591	1,530
5.000% due 10/25/2018		39	40
5.500% due 12/25/2035 ^		1,646	1,440
Deutsche ALT-B Securities, Inc.
1.082% due 10/25/2036 ^		17	11
5.869% due 10/25/2036 ^		1,344	1,207
5.886% due 10/25/2036 ^		1,344	1,207
6.005% due 10/25/2036 ^		1,014	910
6.300% due 07/25/2036 ^		1,373	1,135
Deutsche Mortgage & Asset Receiving Corp.
0.662% due 11/27/2036		8,800	8,656
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		52	43
Downey Savings & Loan Association Mortgage Loan Trust
1.158% due 04/19/2047 ^		1,161	451
1.798% due 09/19/2044		116	112
2.881% due 07/19/2044		33	33
EMF-NL Prime BV
0.473% due 04/17/2041	EUR	7,603	7,563
Eurosail BV
1.173% due 10/17/2040		3,128	3,343
First Horizon Alternative Mortgage Securities Trust
1.352% due 02/25/2037		$32	17
1.482% due 06/25/2035 ^		4,604	3,593
2.886% due 08/25/2035 ^		3,081	2,657
3.023% due 08/25/2034		729	689
3.023% due 03/25/2035		69	53
5.500% due 05/25/2035		3,258	2,944
5.500% due 06/25/2035 ^		4,120	3,799
6.000% due 07/25/2036 ^		2,811	2,310
6.250% due 08/25/2037 ^		886	706
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		172	149
First Horizon Mortgage Pass-Through Trust
1.252% due 02/25/2035		20	18
2.741% due 06/25/2035		2,101	2,031
2.807% due 11/25/2035 ^		2,020	1,838
2.826% due 11/25/2034		2,481	2,452
2.891% due 10/25/2035 ^		8,185	6,854
2.894% due 11/25/2037 ^		7,572	6,623
2.971% due 08/25/2035		2,010	1,749
3.002% due 08/25/2034		754	755
3.034% due 01/25/2037 ^		75	67
3.050% due 09/25/2035		3,452	3,340
3.066% due 10/25/2035		972	952
3.075% due 06/25/2035		2,321	2,228
3.076% due 02/25/2034		36	36
3.223% due 06/25/2035		15	15
3.293% due 05/25/2035		604	557
3.426% due 04/25/2035		3,018	3,039
3.888% due 10/25/2036		520	486
5.250% due 05/25/2021 ^		303	212
5.500% due 01/25/2035		362	370
5.750% due 02/25/2036 ^		735	643
6.250% due 11/25/2036		6,984	6,579
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		132	135
First Republic Bank Mortgage Pass-Through Certificates
1.462% due 06/25/2030		574	517
First Republic Mortgage Loan Trust
1.212% due 08/15/2032		160	148
1.412% due 11/15/2030		31	28
1.712% due 11/15/2032		31	29
General Motors Acceptance Corp.
7.430% due 12/01/2021		31	30

12	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GMAC Mortgage Corp. Loan Trust
3.542% due 05/25/2035		$2,743	$2,580
3.655% due 04/19/2036 ^		5,867	5,403
3.660% due 06/25/2034		24	24
3.913% due 06/25/2034		36	36
4.025% due 06/19/2035		377	360
Great Hall Mortgages PLC
0.380% due 03/18/2039	EUR	1,886	1,974
0.472% due 03/18/2039	GBP	54,942	67,550
0.482% due 06/18/2039		15,504	18,894
1.282% due 06/18/2039		$23,885	23,086
Grecale ABS SRL
0.088% due 04/28/2056	EUR	8,162	8,682
GreenPoint Mortgage Funding Trust
1.182% due 10/25/2046		$797	606
1.182% due 12/25/2046 ^		627	464
1.222% due 08/25/2045		4,340	3,782
1.252% due 04/25/2036 ^		70	54
1.252% due 11/25/2045		455	395
1.322% due 10/25/2046		703	434
1.422% due 06/25/2045		735	647
GS Mortgage Securities Trust
2.278% due 11/10/2045 (a)		50,035	3,767
3.199% due 10/10/2031		8,510	8,537
5.949% due 08/10/2045		51	51
GSC Capital Corp. Mortgage Trust
0.958% due 05/25/2036 ^		301	236
GSMPS Mortgage Loan Trust
1.332% due 09/25/2035		6,337	5,464
7.500% due 06/25/2043		3,333	3,615
GSR Mortgage Loan Trust
1.282% due 07/25/2035		236	209
1.332% due 01/25/2034		65	60
2.430% due 04/25/2032		115	104
2.560% due 03/25/2033		27	27
2.661% due 06/25/2034		364	348
3.077% due 09/25/2035		96	96
3.144% due 11/25/2035		75	74
3.163% due 11/25/2035		36	35
3.217% due 07/25/2035		73	72
3.226% due 11/25/2035 ^		3,628	3,152
3.324% due 05/25/2035		35	32
3.355% due 01/25/2036 ^		209	197
3.357% due 03/25/2037 ^		8,334	7,220
3.373% due 05/25/2035		2,309	2,237
3.379% due 04/25/2036		93	86
3.577% due 04/25/2035		459	444
3.716% due 04/25/2035		2,663	2,535
5.000% due 05/25/2036 ^		662	653
5.000% due 05/25/2037 ^		9	8
5.500% due 06/25/2035		3,818	3,930
5.500% due 06/25/2036 ^		1,771	1,656
5.750% due 02/25/2036		1,274	1,224
5.750% due 02/25/2037 ^		2,131	2,055
6.000% due 08/25/2021 ^		135	134
6.000% due 03/25/2032		10	10
6.000% due 11/25/2035 ^		14,014	11,562
6.000% due 11/25/2035		1,496	1,352
6.000% due 02/25/2036 ^		6,928	6,041
6.000% due 01/25/2037 ^		4,912	4,639
6.000% due 03/25/2037 ^		41	39
6.000% due 05/25/2037 ^		4,350	4,030
6.000% due 07/25/2037 ^		417	376
6.250% due 09/25/2036 ^		1,006	926
6.500% due 09/25/2036 ^		3,726	2,912
HarborView Mortgage Loan Trust
1.128% due 01/25/2047		3,972	3,418
1.158% due 07/19/2046 ^		28,890	16,708
1.178% due 09/19/2046		5,109	4,167
1.188% due 11/19/2036		5,929	4,697
1.218% due 06/19/2035		2,415	2,212
1.258% due 02/19/2036		8,371	6,084
1.418% due 05/19/2035		11,084	10,232
1.538% due 06/19/2034		950	889
1.578% due 04/19/2034		1,155	1,059
1.618% due 01/19/2035		2,062	1,758
1.678% due 01/19/2035		3,685	2,896
1.698% due 01/19/2035		389	362
1.778% due 11/19/2034		302	233
1.982% due 10/25/2037		2,102	1,977
2.466% due 06/19/2045 ^		13,868	8,423
3.163% due 07/19/2035		503	447

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.263% due 04/19/2034	$28	$27
3.334% due 06/19/2036 ^	5,081	3,166
3.381% due 08/19/2036 ^	1,299	1,205
3.438% due 12/19/2035 ^	2,438	2,125
3.528% due 06/19/2036	7,821	5,385
Hilton USA Trust
2.828% due 11/05/2035	33,800	33,271
HomeBanc Mortgage Trust
1.242% due 01/25/2036	3,005	2,679
1.252% due 10/25/2035	76	74
1.722% due 12/25/2034	3,725	3,629
1.842% due 08/25/2029	1,825	1,702
2.883% due 04/25/2037 ^	3,161	2,814
2.890% due 04/25/2037 ^	3,531	2,827
Homestar Mortgage Acceptance Corp.
1.432% due 07/25/2034	1,413	1,402
HSI Asset Securitization Corp. Trust
1.202% due 11/25/2035	18,189	14,589
Impac CMB Trust
1.722% due 11/25/2034	1,579	1,531
1.742% due 10/25/2033	26	25
1.762% due 10/25/2034	706	680
4.704% due 09/25/2034	232	225
Impac Secured Assets CMN Owner Trust
1.782% due 11/25/2034	308	305
3.148% due 07/25/2035	1,094	829
Impac Secured Assets Trust
1.152% due 01/25/2037	13,687	12,649
IndyMac Adjustable Rate Mortgage Trust
2.113% due 01/25/2032	67	59
2.203% due 01/25/2032	305	297
2.572% due 08/25/2031	347	348
IndyMac Mortgage Loan Trust
1.122% due 04/25/2037	6,069	5,641
1.142% due 04/25/2037	2,374	2,035
1.162% due 02/25/2037	20,696	17,414
1.162% due 07/25/2047	10,295	6,882
1.172% due 04/25/2037	1,574	1,161
1.182% due 11/25/2046	747	635
1.192% due 04/25/2046	5,494	4,573
1.192% due 05/25/2046	135	119
1.212% due 04/25/2035	265	232
1.222% due 07/25/2035	2,597	2,297
1.282% due 11/25/2035 ^	670	391
1.282% due 06/25/2037 ^	1,264	646
1.292% due 10/25/2036	14,558	10,266
1.622% due 07/25/2045	79	67
1.762% due 05/25/2034	6	6
1.782% due 11/25/2034	55	47
1.802% due 11/25/2034 ^	1,589	1,305
2.688% due 06/25/2037 ^	3,488	3,038
2.721% due 06/25/2037	7,951	5,502
2.942% due 01/25/2035	145	134
3.011% due 07/25/2037	1,693	1,266
3.024% due 12/25/2034	149	142
3.031% due 08/25/2035	67	59
3.090% due 01/25/2036 ^	6,737	5,644
3.096% due 12/25/2035	4,509	4,055
3.112% due 08/25/2036	1,811	1,734
3.144% due 01/25/2036	8,421	7,958
3.158% due 08/25/2035	704	588
3.158% due 08/25/2035 ^	598	499
3.193% due 10/25/2034	3,198	3,108
3.217% due 01/25/2036 ^	827	689
3.218% due 03/25/2036	3,604	3,209
3.223% due 09/25/2035 ^	15,748	14,192
3.235% due 11/25/2037	2,691	2,493
3.260% due 10/25/2035	625	515
3.394% due 05/25/2036	3,608	2,749
3.462% due 04/25/2037	8,795	7,845
3.497% due 04/25/2037 ^	16,402	12,346
3.516% due 02/25/2035	475	418
6.250% due 11/25/2037 ^	1,432	1,150
JPMorgan Alternative Loan Trust
1.122% due 03/25/2037	2,108	1,609
3.013% due 12/25/2036	19,353	16,753
3.031% due 11/25/2036 ^	2,474	2,411
3.313% due 05/25/2037 ^	8,009	6,799
5.654% due 05/26/2037	42,101	35,284
6.050% due 05/25/2036	588	557
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.362% due 01/15/2033	24,179	24,249

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
JPMorgan Chase Commercial Mortgage Securities Trust
2.362% due 10/15/2033	$12,600	$12,717
3.474% due 12/15/2049	6,700	6,931
5.829% due 02/12/2049	16,440	16,425
5.841% due 06/15/2049	1,734	1,735
5.882% due 02/15/2051	27,117	27,257
JPMorgan Mortgage Trust
2.748% due 07/27/2037	14,836	14,069
2.822% due 11/25/2033	14	14
2.828% due 02/25/2034	476	473
2.945% due 06/25/2035	4,197	4,128
2.979% due 11/25/2035	2,201	2,075
3.065% due 08/25/2036 ^	4,126	3,810
3.066% due 10/25/2035 ^	935	799
3.078% due 11/25/2035	3,844	3,672
3.100% due 10/25/2036	195	167
3.103% due 07/25/2035	526	525
3.118% due 10/25/2035 ^	2,311	2,099
3.162% due 10/25/2036 ^	5,408	4,987
3.169% due 08/25/2035	5,324	5,327
3.172% due 08/25/2035 ^	2,931	2,819
3.184% due 07/25/2035	2,033	2,017
3.198% due 07/25/2035	847	848
3.215% due 10/25/2035	103	103
3.224% due 02/25/2036 ^	129	120
3.225% due 05/25/2036	5,206	4,827
3.229% due 07/25/2035	52	51
3.238% due 10/25/2036 ^	65	58
3.245% due 06/25/2035	6,047	6,006
3.252% due 08/25/2035	1,908	1,903
3.257% due 09/25/2035	697	639
3.262% due 10/25/2035	2,036	1,914
3.263% due 04/25/2036 ^	6,041	5,578
3.283% due 07/25/2035	9,058	9,157
3.286% due 07/25/2035	2,455	2,437
3.304% due 02/25/2036 ^	22	20
3.313% due 04/25/2037 ^	674	597
3.334% due 04/25/2036	5,397	5,269
3.334% due 04/25/2036 ^	2,369	2,245
3.339% due 06/25/2035	619	579
3.367% due 04/25/2035	223	225
3.420% due 07/25/2035	231	220
5.000% due 08/25/2020	819	827
5.500% due 03/25/2022 ^	407	418
5.500% due 07/25/2036 ^	1,342	1,218
5.750% due 01/25/2036 ^	32	27
6.000% due 01/25/2037 ^	17,587	14,321
6.500% due 07/25/2036 ^	4,521	3,634
6.500% due 08/25/2036 ^	787	651
Lavender Trust
6.250% due 10/26/2036	6,675	5,475
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	18	18
5.866% due 09/15/2045	32,843	33,339
Leek Finance Number Eighteen PLC
1.372% due 12/21/2038	133	144
Lehman Mortgage Trust
1.302% due 08/25/2036 ^	9,549	7,665
1.632% due 06/25/2037 ^	892	742
5.000% due 12/25/2035 ^	361	333
5.295% due 01/25/2036 ^	5,355	4,974
5.449% due 12/25/2035	5,881	4,003
5.500% due 01/25/2036	1,290	1,067
5.884% due 04/25/2036	1,250	1,111
6.000% due 07/25/2036 ^	7,761	6,267
6.000% due 09/25/2036 ^	2,738	2,291
Lehman XS Trust
1.102% due 07/25/2037	5,119	4,651
1.142% due 03/25/2047 ^	9,969	9,137
1.152% due 12/25/2036 ^	2,632	2,505
1.162% due 07/25/2037 ^	4,704	3,916
1.172% due 11/25/2046	362	313
1.182% due 08/25/2046 ^	1,939	1,515
1.182% due 08/25/2046	16,663	13,509
1.882% due 08/25/2047	12,509	8,570
2.284% due 07/25/2035	5,456	5,411
Luminent Mortgage Trust
0.948% due 12/25/2036	11,504	9,923
0.958% due 12/25/2036 ^	7,582	6,707
1.142% due 11/25/2036 ^	352	292
1.182% due 02/25/2046	89	67
1.222% due 04/25/2036	18,206	14,132

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Marche Mutui SRL
0.062% due 02/25/2055	EUR	1,061	1,131
1.922% due 01/27/2064		26,326	28,168
MASTR Adjustable Rate Mortgages Trust
1.182% due 05/25/2047		$593	465
1.192% due 04/25/2046		7,505	5,475
1.192% due 05/25/2047 ^		1,104	1,051
1.222% due 05/25/2037		1,244	779
1.282% due 05/25/2047 ^		709	487
2.678% due 07/25/2035 ^		1,487	1,251
2.966% due 12/25/2033		56	54
2.971% due 10/25/2032		565	559
3.159% due 12/25/2034		5,531	5,275
3.283% due 05/25/2034		192	190
3.306% due 12/25/2033		180	178
3.447% due 03/25/2035		577	495
3.705% due 10/25/2034		3,628	3,472
MASTR Alternative Loan Trust
1.382% due 03/25/2036		7,661	1,637
MASTR Asset Securitization Trust
5.750% due 05/25/2036 ^		7,825	7,288
MASTR Reperforming Loan Trust
1.342% due 07/25/2035		4,040	3,275
7.000% due 08/25/2034		2,651	2,656
7.000% due 05/25/2035		737	727
MASTR Seasoned Securitization Trust
6.183% due 09/25/2017		21	21
6.500% due 08/25/2032		4,248	4,557
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.612% due 11/15/2031		3,013	2,832
1.652% due 09/15/2030		951	936
1.792% due 11/15/2031		59	54
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.772% due 08/15/2032		133	127
2.610% due 10/20/2029		2,039	2,038
Merrill Lynch Alternative Note Asset Trust
0.948% due 02/25/2037		3,015	2,832
1.092% due 03/25/2037		1,061	448
1.282% due 03/25/2037		2,809	1,213
3.392% due 06/25/2037 ^		2,111	1,532
6.000% due 03/25/2037		1,415	752
6.000% due 05/25/2037 ^		8,278	7,501
Merrill Lynch Mortgage Investors Trust
1.232% due 11/25/2035		33	31
1.252% due 04/25/2035		887	858
1.602% due 10/25/2028		73	71
1.642% due 06/25/2028		1,071	1,026
1.642% due 09/25/2029		83	83
1.642% due 11/25/2029		265	258
1.722% due 03/25/2028		59	56
1.762% due 03/25/2028		22	22
1.928% due 04/25/2029		711	694
2.022% due 10/25/2028		38	36
2.148% due 11/25/2029		309	300
2.840% due 06/25/2035		10,988	10,756
2.855% due 08/25/2034		1,097	1,113
2.861% due 12/25/2032		403	399
2.978% due 02/25/2035		7,458	7,584
2.991% due 02/25/2033		34	32
3.020% due 11/25/2035		5,747	5,762
3.046% due 12/25/2034		60	60
3.051% due 05/25/2033		3,469	3,412
3.100% due 09/25/2035		4,614	4,569
3.145% due 12/25/2035		1,535	1,465
3.160% due 12/25/2035		1,565	1,482
3.194% due 05/25/2036		5,779	5,750
3.244% due 02/25/2034		12	12
3.273% due 07/25/2035 ^		666	598
3.369% due 05/25/2033		14	14
3.398% due 06/25/2037		1,409	1,366
5.250% due 08/25/2036		6,108	6,257
Merrill Lynch Mortgage Trust
5.841% due 06/12/2050		198	198
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,149	2,146
5.700% due 09/12/2049		39,176	39,539
5.790% due 06/12/2050		11,209	11,209
5.861% due 08/12/2049		6,189	6,215
Money Partners Securities PLC
0.724% due 03/15/2040	GBP	381	464

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Morgan Stanley Capital Trust
5.569% due 12/15/2044		$21,456	$21,675
Morgan Stanley Mortgage Loan Trust
1.242% due 03/25/2036		2,165	1,715
1.262% due 01/25/2036		16,010	11,896
1.272% due 12/25/2035		49	39
1.282% due 03/25/2035		36	33
1.292% due 01/25/2035		10	9
1.302% due 01/25/2035		4,868	4,512
2.955% due 06/25/2037		5,132	3,510
2.996% due 06/25/2036		305	299
3.067% due 07/25/2035 ^		12,477	11,210
3.263% due 07/25/2035 ^		808	699
3.310% due 07/25/2035		713	662
3.512% due 06/25/2036		14,820	10,197
3.539% due 09/25/2035 ^		4,209	3,437
5.701% due 02/25/2047		2,242	1,554
6.000% due 02/25/2036 ^		863	834
6.000% due 10/25/2037 ^		2,208	1,858
Morgan Stanley Re-REMIC Trust
5.949% due 08/12/2045		3,241	3,238
5.949% due 08/15/2045		4,575	4,569
MortgageIT Trust
1.762% due 02/25/2035		990	959
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		856	794
Newgate Funding PLC
0.270% due 12/15/2050	EUR	85,062	89,653
0.510% due 12/01/2050	GBP	700	786
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.982% due 05/25/2035		$4,000	3,022
3.065% due 10/25/2035		140	130
3.555% due 02/25/2036 ^		447	374
5.820% due 03/25/2047		1,308	1,299
6.138% due 03/25/2047		1,202	1,193
6.792% due 02/19/2030		1,072	1,050
Nomura Resecuritization Trust
1.224% due 08/27/2047		20,664	20,528
Paragon Mortgages PLC
0.597% due 10/15/2041	GBP	1,898	2,270
0.718% due 05/15/2041		21,626	26,057
0.737% due 04/16/2035		6,486	7,873
Prime Mortgage Trust
1.382% due 02/25/2034		$2,005	1,897
6.000% due 06/25/2036 ^		1,307	1,359
Provident Funding Mortgage Loan Trust
2.969% due 10/25/2035		1,427	1,357
3.207% due 04/25/2034		594	593
RAAC Trust
1.352% due 09/25/2034		587	580
RBSGC Mortgage Loan Trust
1.362% due 12/25/2034		29,576	25,554
RBSSP Resecuritization Trust
0.998% due 10/27/2036		3,592	2,781
1.018% due 08/27/2037		4,757	4,397
1.048% due 09/27/2037		9,301	6,956
1.108% due 02/27/2037		4,348	3,878
1.281% due 09/26/2036		175	173
3.000% due 06/26/2037		1,287	1,297
Regal Trust
2.116% due 09/29/2031		118	110
Residential Accredit Loans, Inc. Trust
1.122% due 01/25/2037		9,488	7,872
1.132% due 02/25/2037		3,933	3,252
1.162% due 05/25/2036		21,312	18,516
1.162% due 09/25/2036		4,156	3,536
1.167% due 12/25/2036		49	41
1.172% due 07/25/2036		5,210	4,576
1.172% due 08/25/2036		9,471	7,428
1.172% due 09/25/2036		87	74
1.172% due 12/25/2036		4,769	4,297
1.182% due 05/25/2047		4,030	3,667
1.192% due 06/25/2037		2,908	2,378
1.192% due 04/25/2046		17,069	8,707
1.252% due 02/25/2046		2,241	1,526
1.282% due 08/25/2035		614	494
1.312% due 03/25/2037		1,587	447
1.382% due 11/25/2036 ^		2,259	1,475
1.522% due 03/25/2034		794	778

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.998% due 09/25/2045		$522	$455
3.546% due 08/25/2035 ^		1,733	896
3.656% due 04/25/2035		5,147	4,948
4.301% due 09/25/2035 ^		800	670
4.797% due 02/25/2036 ^		1,228	1,000
5.250% due 09/25/2020		6,118	6,039
6.000% due 08/25/2036 ^		2,947	2,483
6.000% due 09/25/2036 ^		2,770	2,337
6.000% due 09/25/2036		2,424	2,045
6.000% due 11/25/2036 ^		3,010	2,540
6.000% due 01/25/2037 ^		16	14
6.250% due 03/25/2037 ^		2,167	1,879
6.500% due 07/25/2037		770	684
6.500% due 09/25/2037 ^		2,775	2,408
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		272	316
Residential Asset Securitization Trust
1.432% due 12/25/2036 ^		587	168
5.000% due 08/25/2019		539	540
5.500% due 08/25/2034		124	126
5.500% due 06/25/2035 ^		632	542
5.750% due 02/25/2036 ^		880	679
6.000% due 03/25/2037 ^		5,125	3,344
6.000% due 04/25/2037		382	337
6.000% due 05/25/2037 ^		218	191
6.000% due 07/25/2037 ^		1,447	986
6.250% due 08/25/2036		147	132
6.250% due 10/25/2036 ^		480	428
6.250% due 11/25/2036		2,329	1,665
6.250% due 09/25/2037 ^		2,358	1,692
6.500% due 08/25/2036		1,557	983
6.500% due 09/25/2036 ^		1,587	1,162
Residential Funding Mortgage Securities, Inc. Trust
1.382% due 07/25/2018		9	9
3.401% due 11/25/2035		740	670
3.412% due 06/25/2035		416	406
3.893% due 02/25/2036 ^		3,892	3,549
3.980% due 02/25/2037		4,526	3,642
5.250% due 07/25/2035		2,140	2,180
5.500% due 12/25/2034		737	741
5.750% due 12/25/2035		1,849	1,725
5.750% due 09/25/2036 ^		12,975	11,612
6.000% due 06/25/2036 ^		1,914	1,831
6.000% due 07/25/2036 ^		2,393	2,290
6.000% due 06/25/2037 ^		1,000	926
6.500% due 03/25/2032		155	160
ResLoC UK PLC
0.564% due 12/15/2043	GBP	3,515	3,971
RMAC Securities PLC
0.025% due 06/12/2044	EUR	2,586	2,632
0.494% due 06/12/2044	GBP	24,189	28,601
0.496% due 06/12/2044		13,446	15,997
Royal Bank of Scotland Capital Funding Trust
5.695% due 09/16/2040		$3,195	3,189
6.068% due 09/17/2039		2,217	2,221
6.068% due 02/17/2051		10,000	10,042
6.101% due 12/16/2049		15,235	15,250
Securitized Asset Sales, Inc.
0.473% due 11/26/2023		61	52
Sequoia Mortgage Trust
1.178% due 07/20/2036		86	81
1.188% due 06/20/2036		2,139	1,918
1.328% due 07/20/2033		225	212
1.638% due 06/20/2033		16	15
1.738% due 10/20/2027		83	79
1.761% due 05/20/2034		2,398	2,306
1.778% due 10/20/2027		1,105	1,081
1.781% due 05/20/2034		583	560
2.024% due 09/20/2033		883	861
2.960% due 01/20/2047 ^		2,779	2,253
3.403% due 09/20/2046 ^		5,843	4,813
3.615% due 01/20/2047 ^		3,796	3,380
Structured Adjustable Rate Mortgage Loan Trust
1.282% due 09/25/2034		2,249	1,964
1.282% due 10/25/2035		1,630	1,559
1.282% due 08/25/2036 ^		7,217	5,624
2.038% due 01/25/2035		271	231
2.861% due 10/25/2037 ^		899	747
3.038% due 09/25/2034		2,951	2,912
3.107% due 05/25/2036 ^		1,933	1,781

14	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.113% due 01/25/2035		$896	$845
3.142% due 11/25/2035 ^		641	510
3.157% due 06/25/2036 ^		1,403	1,317
3.214% due 05/25/2034		130	132
3.219% due 12/25/2034		104	102
3.255% due 08/25/2035		73	70
3.267% due 04/25/2036 ^		5,671	4,462
3.289% due 11/25/2034		802	802
3.291% due 03/25/2034		2,124	2,123
3.300% due 09/25/2035		2,415	2,149
3.307% due 02/25/2036 ^		2,467	1,986
3.308% due 08/25/2034		928	912
3.316% due 11/25/2036 ^		1,032	1,011
3.321% due 09/25/2034		28	27
3.321% due 05/25/2036 ^		7,214	6,294
3.335% due 12/25/2035		5,214	4,697
3.379% due 02/25/2034		1,571	1,581
3.475% due 02/25/2036 ^		3,483	2,550
3.480% due 04/25/2036 ^		2,123	1,994
3.617% due 03/25/2036 ^		893	740
Structured Asset Mortgage Investments Trust
1.102% due 08/25/2036		5,245	4,543
1.112% due 03/25/2037		3,644	2,635
1.152% due 03/25/2037 ^		376	128
1.172% due 06/25/2036		2,448	2,067
1.172% due 07/25/2046 ^		872	724
1.182% due 05/25/2036		24,148	20,626
1.192% due 04/25/2036		1,170	1,043
1.192% due 05/25/2036		157	121
1.202% due 05/25/2036		465	400
1.202% due 05/25/2046		12,854	7,408
1.212% due 02/25/2036 ^		314	276
1.228% due 07/19/2035		5,895	5,474
1.242% due 05/25/2046 ^		87	36
1.282% due 08/25/2036 ^		923	574
1.292% due 12/25/2035 ^		4,621	3,796
1.442% due 05/25/2045		845	747
1.638% due 09/19/2032		3,266	3,190
1.678% due 01/19/2034		351	340
1.818% due 10/19/2033		781	711
2.038% due 12/25/2035 ^		3,518	3,035
2.076% due 02/25/2036 ^		15,039	13,723
8.914% due 06/25/2029		25	25
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.676% due 05/25/2022		145	147
Structured Asset Securities Corp.
5.500% due 06/25/2035		2,116	2,088
5.964% due 04/15/2027		17	16
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		3,461	2,997
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.705% due 05/25/2032		25	25
2.893% due 02/25/2032		756	741
3.224% due 01/25/2034		3,383	3,378
3.229% due 07/25/2033		43	43
3.244% due 03/25/2033		1,328	1,308
3.270% due 07/25/2032		282	262
3.506% due 11/25/2033		166	164
6.250% due 06/25/2034		211	212
Suntrust Adjustable Rate Mortgage Loan Trust
3.310% due 01/25/2037 ^		6,714	6,353
3.543% due 02/25/2037 ^		895	798
3.550% due 10/25/2037		1,449	1,331
3.574% due 04/25/2037 ^		1,092	930
SunTrust Alternative Loan Trust
1.632% due 12/25/2035 ^		6,828	5,530
5.750% due 12/25/2035 ^		4,489	4,040
6.000% due 04/25/2036 ^		1,110	1,043
Taurus CMBS UK Ltd.
1.756% due 05/01/2022	GBP	573	720
Taurus IT SRL
1.172% due 02/18/2027	EUR	1,644	1,760
TBW Mortgage-Backed Trust
5.630% due 01/25/2037		$821	493
5.970% due 09/25/2036		5,583	605
6.015% due 07/25/2037		1,515	1,122
6.500% due 07/25/2036		5,755	3,065
Thornburg Mortgage Securities Trust
1.682% due 12/25/2033		961	930
2.687% due 10/25/2043		586	572
2.860% due 09/25/2037		9,070	9,045
2.994% due 06/25/2047 ^		157	142
5.750% due 06/25/2047		11	10

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Trinity Square PLC
1.507% due 07/15/2051	GBP	15,383	$19,476
Wachovia Bank Commercial Mortgage Trust
1.118% due 06/15/2049		$159,422	159,103
5.760% due 06/15/2049		12,890	12,877
6.053% due 02/15/2051		3,898	3,894
Wachovia Mortgage Loan Trust LLC
3.010% due 08/20/2035 ^		6,305	5,786
3.176% due 10/20/2035		1,138	1,008
3.207% due 03/20/2037 ^		3,431	3,329
3.256% due 10/20/2035		64	63
3.289% due 08/20/2035 ^		7,555	7,219
Waldorf Astoria Boca Raton Trust
2.262% due 06/15/2029		7,400	7,427
2.962% due 06/15/2029		13,300	13,337
WaMu Mortgage Pass-Through Certificates Trust
1.252% due 12/25/2045		860	822
1.272% due 07/25/2045		373	360
1.338% due 02/25/2047 ^		8,262	6,758
1.392% due 11/25/2045		437	391
1.392% due 12/25/2045		365	343
1.408% due 05/25/2047		11,165	9,970
1.638% due 02/25/2046		2,718	2,629
1.638% due 08/25/2046		240	213
1.720% due 07/25/2047 ^		4,607	3,549
1.722% due 11/25/2034		1,197	1,142
1.838% due 11/25/2042		446	416
1.962% due 11/25/2034		581	557
2.038% due 06/25/2042		851	823
2.038% due 08/25/2042		367	352
2.099% due 05/25/2046		345	307
2.099% due 12/25/2046		8,946	8,677
2.116% due 07/25/2046		1,215	1,138
2.116% due 08/25/2046		841	793
2.353% due 05/25/2037		194	165
2.456% due 04/25/2037 ^		4,035	3,545
2.662% due 11/25/2036 ^		40	36
2.716% due 12/25/2036 ^		97	89
2.764% due 10/25/2035		1,277	1,260
2.769% due 08/25/2034		421	424
2.784% due 09/25/2035		809	811
2.785% due 09/25/2033		1,036	1,046
2.785% due 08/25/2036 ^		265	249
2.846% due 09/25/2033		122	122
2.849% due 08/25/2036 ^		2,009	1,825
2.877% due 04/25/2035		8,517	8,451
2.880% due 09/25/2036 ^		8,485	7,996
2.929% due 02/25/2037 ^		9,183	8,363
2.936% due 01/25/2036 ^		7,110	6,827
2.990% due 08/25/2035		1,170	1,097
2.998% due 03/25/2035		2,887	2,826
3.001% due 12/25/2035		3,211	2,967
3.002% due 01/25/2033		144	138
3.088% due 02/25/2037 ^		790	746
3.974% due 04/25/2037 ^		1,703	1,618
4.155% due 05/25/2037 ^		2,639	2,426
4.324% due 07/25/2037 ^		477	437
6.000% due 07/25/2034		708	743
Washington Mutual Mortgage Loan Trust
1.810% due 05/25/2041		7	7
Washington Mutual Mortgage Pass-Through Certificates Trust
1.142% due 02/25/2037 ^		20,792	15,847
1.222% due 01/25/2047 ^		6,731	5,603
1.358% due 12/25/2046		28,757	20,808
1.408% due 04/25/2047 ^		132	9
1.432% due 04/25/2035		11,880	8,828
1.608% due 05/25/2046		5,919	4,747
2.395% due 02/25/2031		1	1
2.762% due 05/25/2033		128	126
2.932% due 02/25/2033		17	17
3.121% due 06/25/2033		3,897	3,854
4.411% due 09/25/2036 ^		4,216	2,228
5.500% due 11/25/2035 ^		1,020	922
5.500% due 06/25/2037 ^		2,147	2,016
6.000% due 04/25/2036 ^		2,083	1,908
6.000% due 06/25/2037 ^		22,357	21,513
6.268% due 07/25/2036		1,592	705
6.449% due 07/25/2036 ^		2,719	1,204
Wells Fargo Alternative Loan Trust
3.193% due 07/25/2037 ^		2,190	1,873
Wells Fargo Commercial Mortgage Trust
3.615% due 12/15/2049		11,561	12,009

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^	$1,372	$1,168
2.857% due 12/25/2033	802	807
2.907% due 06/25/2033	302	303
3.000% due 12/25/2033	135	135
3.000% due 11/25/2034	137	136
3.003% due 11/25/2034	731	731
3.027% due 09/25/2033	122	123
3.029% due 12/25/2034	17	17
3.045% due 10/25/2036 ^	6,365	6,099
3.048% due 12/25/2034	691	698
3.064% due 03/25/2036	1,580	1,525
3.073% due 06/25/2035	3,157	3,222
3.077% due 01/25/2035	3,306	3,239
3.079% due 10/25/2035	6,661	6,652
3.089% due 03/25/2036	1,979	1,947
3.096% due 04/25/2036 ^	29	29
3.097% due 07/25/2034	19	20
3.098% due 05/25/2035	1,719	1,716
3.111% due 01/25/2035	747	747
3.129% due 06/25/2034	2,743	2,813
3.158% due 08/25/2033	192	197
3.166% due 05/25/2035	143	138
3.170% due 03/25/2036 ^	5,798	5,547
3.170% due 07/25/2036 ^	1,336	1,269
3.174% due 06/25/2035	325	332
3.175% due 04/25/2036	440	430
3.214% due 03/25/2036	180	165
3.255% due 03/25/2036 ^	3,287	3,239
3.337% due 04/25/2036	4,669	4,297
3.337% due 04/25/2036 ^	64	5
5.000% due 03/25/2036	1,293	1,269
5.250% due 10/25/2035	904	911
5.500% due 11/25/2035	180	182
5.500% due 01/25/2036 ^	2,310	2,285
5.500% due 02/25/2037 ^	819	791
5.750% due 02/25/2037	473	461
5.750% due 04/25/2037 ^	3,304	3,274
6.000% due 08/25/2036	2,757	2,781
6.000% due 03/25/2037 ^	2,465	2,448
6.000% due 04/25/2037 ^	3,238	3,197
6.000% due 07/25/2037 ^	9,955	9,875
6.000% due 08/25/2037 ^	679	671
6.250% due 07/25/2037 ^	253	249

Total Non-Agency Mortgage-Backed Securities (Cost $5,758,962)		6,009,637

ASSET-BACKED SECURITIES 7.4%
Aames Mortgage Investment Trust
1.762% due 10/25/2035	3,100	2,806
Academic Loan Funding Trust
1.782% due 12/27/2022	4,360	4,369
ACAS CLO Ltd.
2.165% due 01/15/2027	29,800	29,800
2.215% due 07/18/2026	24,200	24,247
Accredited Mortgage Loan Trust
1.112% due 02/25/2037	1,270	1,248
1.302% due 12/25/2035	1,432	1,398
1.852% due 01/25/2035	1,207	1,132
4.330% due 06/25/2033	2,505	2,430
4.980% due 10/25/2033	1,744	1,783
ACE Securities Corp. Home Equity Loan Trust
1.042% due 10/25/2036	21	12
1.092% due 12/25/2036	6,635	2,826
1.122% due 07/25/2036	8,099	5,575
1.142% due 08/25/2036 ^	5,522	2,098
1.182% due 12/25/2036	25,581	11,076
1.202% due 08/25/2036 ^	7,096	2,732
1.532% due 12/25/2045 ^	5,800	3,908
1.602% due 02/25/2036 ^	3,483	3,078
1.642% due 11/25/2035	12,800	11,742
1.682% due 08/25/2045	4,156	4,072
1.957% due 11/25/2033	2,491	2,411
1.957% due 12/25/2034	482	472
1.957% due 07/25/2035	3,118	2,765
2.782% due 10/25/2032	2,094	2,055
Aegis Asset-Backed Securities Trust
1.152% due 01/25/2037	11,029	7,988
1.412% due 12/25/2035	3,300	2,500
1.462% due 06/25/2035	3,500	2,724
ALESCO Preferred Funding Ltd.
1.446% due 07/23/2035	37,871	35,409
1.486% due 12/23/2036	33,138	25,682

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.496% due 09/23/2036		$39,107	$30,894
1.516% due 06/23/2036		37,153	29,537
1.636% due 12/23/2034		20,693	18,520
1.906% due 09/23/2038		75,119	63,851
Allegro CLO Ltd.
2.218% due 01/30/2026		25,000	25,029
Ally Auto Receivables Trust
1.490% due 11/15/2019		12,050	12,049
1.670% due 09/16/2019		18,600	18,595
AmeriCredit Automobile Receivables Trust
1.420% due 10/08/2019		31,127	31,129
2.380% due 06/10/2019		101	101
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.657% due 03/25/2035		200	201
1.672% due 04/25/2034		209	207
1.762% due 05/25/2034		3,786	3,663
1.852% due 07/25/2034		464	432
4.357% due 11/25/2032		4,781	4,572
4.633% due 05/25/2034 ^		686	604
Amortizing Residential Collateral Trust
2.017% due 07/25/2032		103	102
2.107% due 08/25/2032		239	224
Ares CLO Ltd.
2.220% due 04/17/2026		17,400	17,416
2.243% due 01/17/2024		26,900	26,951
Argent Securities Trust
1.092% due 09/25/2036		5,020	2,127
1.132% due 06/25/2036		22,199	8,156
1.132% due 09/25/2036		25,919	11,028
1.172% due 03/25/2036		7,566	4,075
1.252% due 05/25/2036		28,362	10,339
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.302% due 01/25/2036		14,592	12,294
2.107% due 11/25/2034		3,522	3,045
3.007% due 05/25/2034		870	823
Asset-Backed Funding Certificates Trust
1.122% due 11/25/2036		13,832	9,661
1.602% due 12/25/2034		143	143
1.842% due 12/25/2030		991	967
2.032% due 03/25/2034		3,833	3,563
2.077% due 05/25/2032		798	764
Asset-Backed Securities Corp. Home Equity Loan Trust
1.062% due 05/25/2037		242	173
1.212% due 11/25/2036		7,500	6,267
1.432% due 11/25/2035		5,800	5,452
1.742% due 10/25/2034		1	1
2.262% due 04/15/2033		2,189	2,142
3.912% due 08/15/2033		802	762
4.137% due 08/15/2032		8,908	7,946
Atlas Senior Loan Fund Ltd.
2.269% due 01/30/2024		47,633	47,708
2.284% due 10/15/2026		60,600	60,609
Avoca CLO Ltd.
0.016% due 10/15/2023	EUR	2,675	2,852
B2R Mortgage Trust
2.567% due 06/15/2049		$25,645	25,177
Babson CLO Ltd.
0.000% due 10/17/2026 (c)		15,400	15,420
Bayview Opportunity Master Fund Trust
3.598% due 09/29/2031		14,323	14,337
Bear Stearns Asset-Backed Securities Trust
1.092% due 04/25/2031		2,181	2,315
1.152% due 05/25/2036 ^		4,232	4,279
1.152% due 12/25/2036 ^		5,357	4,376
1.172% due 05/25/2037		4,077	4,014
1.222% due 06/25/2047		7,500	6,694
1.282% due 06/25/2047		13,800	10,738
1.432% due 12/25/2042		231	228
1.622% due 12/25/2034		5	5
1.632% due 08/25/2035		4,637	4,462
1.642% due 10/25/2032		1,740	1,709
1.782% due 10/27/2032		967	915
1.982% due 10/25/2037		321	311
1.982% due 11/25/2042		178	171
2.369% due 10/25/2036		1,364	993
3.041% due 07/25/2036		113	107
3.216% due 06/25/2043		587	555
Blue Hill CLO Ltd.
2.203% due 01/15/2026		48,900	48,954

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BNC Mortgage Loan Trust
1.082% due 05/25/2037		$128	$127
Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/16/2025		35,800	35,845
2.187% due 07/27/2026		12,100	12,115
Carlyle High Yield Partners Ltd.
1.240% due 04/19/2022		841	841
Carrington Mortgage Loan Trust
1.042% due 01/25/2037		1,076	880
1.142% due 10/25/2036		6,389	4,258
1.222% due 06/25/2036		16,000	11,096
1.232% due 10/25/2036		7,485	5,044
1.242% due 02/25/2037		53,326	41,989
Catamaran CLO Ltd.
2.424% due 10/18/2026		10,600	10,613
Cavalry CLO Ltd.
2.393% due 01/16/2024		2,183	2,189
CDC Mortgage Capital Trust
1.777% due 07/25/2034		2,377	2,186
Chase Funding Trust
1.542% due 02/25/2033		45	39
1.622% due 08/25/2032		584	540
1.642% due 11/25/2032		19	19
1.882% due 02/25/2032		1,948	1,924
Chase Issuance Trust
1.380% due 11/15/2019		100	100
CIFC Funding Ltd.
2.063% due 10/24/2025		37,100	37,065
2.235% due 05/24/2026		47,400	47,415
2.239% due 01/29/2025		28,800	28,817
2.423% due 01/17/2027		30,100	30,317
CIT Group Home Equity Loan Trust
1.830% due 09/25/2030		2,147	1,950
CIT Mortgage Loan Trust
2.332% due 10/25/2037		24,622	24,508
Citigroup Global Markets Mortgage Securities, Inc.
1.542% due 09/25/2028		431	403
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.912% due 05/25/2035		3,900	3,667
Citigroup Mortgage Loan Trust, Inc.
1.042% due 07/25/2045		3,984	2,824
1.052% due 05/25/2037		2,965	2,222
1.122% due 12/25/2036		988	954
1.142% due 12/25/2036		13,950	8,618
1.152% due 05/25/2037		43,460	32,322
1.152% due 07/25/2045		12,092	8,667
1.172% due 05/25/2037		14,413	10,510
1.182% due 05/25/2037		7,256	5,505
1.232% due 08/25/2036		24,500	19,573
1.242% due 09/25/2036		3,660	2,344
1.242% due 01/25/2037		6,000	5,403
1.242% due 03/25/2037		11,969	9,337
1.242% due 07/25/2045		5,779	4,179
1.252% due 05/25/2037		17,700	15,516
1.432% due 11/25/2045		4,532	4,464
1.642% due 07/25/2035		14,580	12,663
1.717% due 09/25/2035 ^		11,100	10,662
4.574% due 10/25/2037		4,380	4,302
5.764% due 01/25/2037 ^		1,377	926
6.351% due 05/25/2036 ^		3,253	1,952
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		394	436
Conseco Financial Corp.
6.240% due 12/01/2028		97	101
6.870% due 04/01/2030		229	246
7.240% due 06/15/2028		1	1
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	7,708	8,202
Cork Street CLO Designated Activity Co.
1.350% due 11/27/2028		30,000	32,107
Countrywide Asset-Backed Certificates
1.018% due 12/25/2031 ^		$249	187
1.112% due 12/25/2036 ^		7,338	7,276
1.122% due 05/25/2037 ^		26,919	22,184
1.122% due 07/25/2037 ^		8,778	7,603
1.122% due 08/25/2037		21,271	17,864
1.132% due 01/25/2037		12,385	11,866
1.132% due 05/25/2037		23,832	22,723
1.142% due 01/25/2034		1,594	1,558
1.142% due 01/25/2046		2,416	2,312
1.152% due 06/25/2047		9,464	9,312

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.162% due 06/25/2047		$1,106	$1,066
1.162% due 11/25/2047 ^		3,702	2,763
1.172% due 06/25/2047		5,944	5,772
1.202% due 06/25/2037		11,000	9,247
1.202% due 09/25/2037 ^		4,816	3,984
1.202% due 09/25/2047		46,593	41,725
1.212% due 10/25/2047		10,417	9,991
1.272% due 06/25/2036		11,287	11,114
1.272% due 08/25/2036		10,143	9,796
1.282% due 06/25/2036		6,925	6,791
1.282% due 07/25/2036		5,876	5,677
1.292% due 09/25/2037 ^		7,200	3,649
1.322% due 04/25/2036		5,755	5,662
1.322% due 12/25/2036 ^		799	411
1.382% due 08/25/2034		808	762
1.422% due 04/25/2036		4,500	4,128
1.432% due 03/25/2036		2,600	2,265
1.472% due 02/25/2036		3,400	3,177
1.542% due 12/25/2035		2,950	2,956
1.722% due 05/25/2032		20	19
1.752% due 11/25/2035		1,136	1,133
3.382% due 01/25/2034 ^		13,709	10,212
4.149% due 04/25/2036		1,478	1,480
4.880% due 10/25/2046 ^		11,915	11,225
5.184% due 10/25/2032 ^		8,924	7,866
Countrywide Asset-Backed Certificates Trust
1.112% due 04/25/2046		8,311	6,781
1.122% due 02/25/2037		14,119	12,178
1.122% due 03/25/2037		6,029	5,546
1.142% due 03/25/2037		9,732	9,480
1.142% due 09/25/2046		3,453	3,264
1.432% due 04/25/2036		5,000	4,923
1.442% due 05/25/2036		30,800	27,819
1.472% due 02/25/2036		4,100	4,000
1.512% due 02/25/2036		4,800	4,337
1.562% due 11/25/2035		2,600	2,574
1.622% due 02/25/2036		9,944	8,248
1.632% due 07/25/2035		17,600	17,503
1.682% due 11/25/2035		2,000	1,777
1.722% due 12/25/2034		3,304	3,191
1.782% due 08/25/2047		31,966	30,845
1.882% due 11/25/2034		729	716
2.332% due 04/25/2035		3,500	3,429
4.628% due 10/25/2046 ^		6,837	6,141
4.693% due 10/25/2035		1,254	1,291
4.740% due 10/25/2035		185	189
4.860% due 05/25/2035		2,430	2,483
4.897% due 08/25/2035		17,821	17,082
5.251% due 12/25/2034		2,100	2,087
Credit Suisse First Boston Mortgage Securities Corp.
1.682% due 07/25/2032		54	44
1.722% due 08/25/2032		2,033	1,856
2.632% due 05/25/2043		826	797
Credit-Based Asset Servicing and Securitization LLC
0.898% due 07/25/2037		455	289
1.042% due 11/25/2036		129	75
1.132% due 11/25/2036		12,436	7,330
1.232% due 07/25/2036		10,000	7,654
1.232% due 04/25/2037		1,249	953
1.552% due 07/25/2036		5,576	5,416
2.082% due 04/25/2032		180	175
3.929% due 03/25/2037 ^		6,670	3,688
6.780% due 05/25/2035		1,622	1,628
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		1,997	972
5.720% due 09/25/2036		2,985	1,797
6.172% due 06/25/2036 ^		2,644	1,334
CVP Cascade CLO Ltd.
0.000% due 01/16/2026 (c)		13,900	13,932
Delta Funding Home Equity Loan Trust
1.732% due 09/15/2029		172	162
Dryden Senior Loan Fund
2.139% due 08/15/2025		28,550	28,579
2.223% due 01/15/2025		40,100	40,148
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	124	132
1.290% due 02/22/2027		$6,601	6,589
Educational Funding Co. LLC
1.288% due 10/25/2029		3,805	3,735
Educational Services of America, Inc.
1.888% due 07/25/2023		10,441	10,451

16	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
EFS Volunteer LLC
1.888% due 10/26/2026		$1,431	$1,432
Ellington Loan Acquisition Trust
2.032% due 05/25/2037		20,383	18,547
EMC Mortgage Loan Trust
1.228% due 05/25/2043		333	328
1.432% due 12/25/2042		871	844
1.518% due 05/25/2040		26	24
EquiFirst Mortgage Loan Trust
1.732% due 01/25/2034		26	23
Equity One Mortgage Pass-Through Trust
1.542% due 11/25/2032		1,696	1,630
Exeter Automobile Receivables Trust
2.170% due 05/15/2019		13	13
FAB U.S. Ltd.
1.044% due 12/06/2045	GBP	16,475	18,422
Fieldstone Mortgage Investment Trust
0.938% due 11/25/2036		$12,314	7,333
1.172% due 05/25/2036		12,338	8,677
Finance America Mortgage Loan Trust
1.882% due 08/25/2034		573	531
Finn Square CLO Ltd.
2.367% due 12/24/2023		20,848	20,892
First Franklin Mortgage Loan Trust
1.142% due 04/25/2036		5,779	5,291
1.222% due 04/25/2036		7,400	5,385
1.222% due 08/25/2036		7,988	5,702
1.222% due 10/25/2036		7,178	5,199
1.232% due 06/25/2036		10,000	6,669
1.242% due 11/25/2036		821	817
1.432% due 11/25/2036		6,700	6,279
1.452% due 07/25/2035		661	650
1.472% due 07/25/2035		2,000	1,812
1.657% due 11/25/2035		12,496	9,819
2.182% due 01/25/2035		2,690	2,346
2.407% due 10/25/2034		2,181	1,936
First Investors Auto Owner Trust
1.490% due 01/15/2020		4	4
First NLC Trust
1.122% due 08/25/2037		3,793	2,201
1.262% due 08/25/2037		2,147	1,273
1.442% due 05/25/2035		1,672	1,460
Flagship CLO Ltd.
2.085% due 01/16/2026		10,600	10,612
Flatiron CLO Ltd.
2.018% due 07/17/2026		28,200	28,242
2.247% due 10/25/2024		24,599	24,597
Fortress Credit BSL Ltd.
0.000% due 10/19/2025 (c)		12,600	12,600
Fremont Home Loan Trust
1.042% due 01/25/2037		38	21
1.082% due 08/25/2036		458	193
1.112% due 11/25/2036		51,228	23,022
1.132% due 01/25/2037		16,974	9,216
1.142% due 08/25/2036		9,386	3,997
1.152% due 02/25/2037		63,377	36,307
1.222% due 02/25/2037		24,067	14,030
1.232% due 05/25/2036		14,214	8,782
1.252% due 04/25/2036		3,100	1,847
1.472% due 07/25/2035		1,500	1,377
1.912% due 07/25/2034		754	734
2.047% due 06/25/2035		6,400	5,696
Galaxy CLO Ltd.
2.278% due 11/16/2025		25,700	25,707
GE-WMC Mortgage Securities Trust
1.022% due 08/25/2036		8	5
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019		25,400	25,413
GMAC Mortgage Corp. Home Equity Loan Trust
6.755% due 09/25/2037		52	53
7.000% due 09/25/2037		21	20
Golden Credit Card Trust
1.171% due 02/15/2021		23,300	23,304
Goldentree Loan Opportunities Ltd.
2.244% due 04/19/2026		23,900	23,928
Greenpoint Manufactured Housing
7.270% due 06/15/2029		336	346
8.300% due 10/15/2026		1,141	1,251
Greystone Commercial Real Estate Ltd.
2.493% due 03/15/2027		19,900	19,939
GSAA Home Equity Trust
1.082% due 03/25/2037		855	469
1.102% due 04/25/2047		6,793	5,924
1.162% due 05/25/2036		20,395	10,526

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.212% due 03/25/2036		$465	$465
1.282% due 03/25/2037		3,641	2,393
1.432% due 08/25/2037		6,993	6,497
3.342% due 03/25/2036		10,457	6,889
4.632% due 06/25/2034 ^		5	5
GSAA Trust
1.102% due 05/25/2047		8,691	6,928
1.282% due 05/25/2047		517	408
1.352% due 06/25/2035		3,209	3,197
GSAMP Trust
1.072% due 01/25/2037		4,441	2,794
1.102% due 12/25/2036		7,940	4,413
1.142% due 05/25/2046		1,564	1,470
1.162% due 11/25/2035		527	180
1.222% due 06/25/2036		6,381	4,172
1.222% due 08/25/2036		2,856	2,368
1.252% due 04/25/2036		5,500	3,379
1.352% due 03/25/2047		9,000	5,585
1.502% due 01/25/2045		1,988	1,956
1.987% due 06/25/2035		1,334	1,320
2.032% due 06/25/2034		644	597
2.232% due 03/25/2034 ^		5,046	3,666
2.302% due 12/25/2034 ^		1,712	1,206
2.632% due 10/25/2034		850	805
Harbourmaster CLO BV
0.634% due 05/08/2023	GBP	4,278	5,359
1.321% due 05/08/2023		$7,657	7,674
Hildene CLO Ltd.
0.000% due 01/17/2026 (c)		19,500	19,500
0.000% due 07/19/2026 (c)		25,000	25,000
Home Equity Asset Trust
1.152% due 08/25/2036		431	431
1.582% due 11/25/2032		154	135
2.077% due 05/25/2035		3,300	3,013
Home Equity Loan Trust
1.212% due 04/25/2037		10,800	8,306
HSI Asset Loan Obligation Trust
1.042% due 12/25/2036		132	51
4.960% due 12/25/2036		19,071	9,663
HSI Asset Securitization Corp. Trust
1.032% due 10/25/2036		221	125
1.092% due 12/25/2036		676	290
1.122% due 01/25/2037		22,887	16,861
1.152% due 12/25/2036		6,156	2,644
1.372% due 11/25/2035		5,339	4,507
ICG US CLO Ltd.
0.000% due 10/15/2026 (c)		31,600	31,745
IMC Home Equity Loan Trust
5.197% due 07/25/2026		23	23
7.310% due 11/20/2028		20	20
7.520% due 08/20/2028		25	27
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.102% due 04/25/2037		1,679	1,201
1.122% due 11/25/2036		2,877	2,362
1.142% due 11/25/2036		7,920	5,957
1.192% due 04/25/2037		5,399	3,903
1.222% due 11/25/2036		35,326	24,426
1.842% due 10/25/2033		960	925
IXIS Real Estate Capital Trust
1.612% due 02/25/2036		9,828	9,126
1.662% due 02/25/2036		4	4
Jamestown CLO Ltd.
0.000% due 01/17/2027 (c)		18,800	18,800
JMP Credit Advisors CLO Ltd.
2.263% due 10/17/2025		18,800	18,802
JPMorgan Mortgage Acquisition Corp.
1.172% due 05/25/2035		1,242	1,228
JPMorgan Mortgage Acquisition Trust
1.062% due 08/25/2036		328	178
1.092% due 08/25/2036		58	35
1.132% due 08/25/2036		332	323
1.142% due 01/25/2036		3,641	3,535
1.142% due 06/25/2036		5,837	5,705
1.142% due 07/25/2036 ^		7,980	3,352
1.172% due 03/25/2047		25,812	20,589
1.192% due 03/25/2037		10,000	9,646
1.222% due 08/25/2036		3,000	2,672
1.242% due 07/25/2036		8,800	7,986
1.242% due 03/25/2037		5,600	4,772

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.252% due 04/25/2036		$7,800	$7,078
6.337% due 08/25/2036 ^		2,945	2,083
Jubilee CDO BV
0.128% due 07/30/2024	EUR	1,290	1,375
KVK CLO Ltd.
0.000% due 01/15/2026		$41,900	41,931
L.A. Arena Funding LLC
7.656% due 12/15/2026		73	77
Lehman ABS Mortgage Loan Trust
1.072% due 06/25/2037		8,923	5,660
1.182% due 06/25/2037		4,817	3,110
Lehman XS Trust
1.152% due 10/25/2036		7,698	7,164
1.152% due 01/25/2037		6,644	6,160
5.420% due 11/25/2035 ^		502	505
Lockwood Grove CLO Ltd.
2.508% due 04/25/2025		47,800	47,777
Long Beach Mortgage Loan Trust
1.132% due 09/25/2036		16,231	11,010
1.137% due 08/25/2036		43,104	26,128
1.142% due 12/25/2036		36,782	23,147
1.242% due 08/25/2045		9,980	8,637
1.362% due 08/25/2045		3,724	3,526
1.542% due 10/25/2034		11	10
1.807% due 06/25/2035		632	629
2.032% due 06/25/2035		8,900	7,740
2.257% due 02/25/2035		4,500	3,933
Madison Park Funding Ltd.
1.988% due 01/19/2025		27,400	27,388
Massachusetts Educational Financing Authority
1.988% due 04/25/2038		2,629	2,625
MASTR Asset-Backed Securities Trust
1.032% due 01/25/2037		108	43
1.132% due 08/25/2036		6,227	3,420
1.212% due 02/25/2036		554	554
1.222% due 03/25/2036		10,048	6,287
1.222% due 10/25/2036		5,034	4,005
1.482% due 10/25/2035 ^		13,469	11,688
5.471% due 11/25/2035		966	915
5.719% due 02/25/2036		2,096	2,021
MASTR Specialized Loan Trust
1.732% due 11/25/2035		3,600	2,920
Merrill Lynch First Franklin Mortgage Loan Trust
1.152% due 04/25/2037		3,654	2,073
Merrill Lynch Mortgage Investors Trust
1.042% due 11/25/2037		2,146	1,147
1.052% due 04/25/2047		15,603	9,152
1.092% due 08/25/2037		12,650	7,472
1.102% due 02/25/2037		1,229	597
1.132% due 08/25/2037		52,976	31,480
1.132% due 11/25/2037		15,288	8,343
1.152% due 07/25/2037		6,718	3,956
1.222% due 08/25/2037		2,649	1,595
1.242% due 03/25/2037		75,100	61,007
1.242% due 04/25/2037		3,970	2,316
1.302% due 03/25/2037		15,424	10,553
1.432% due 02/25/2047		25,182	15,266
MESA Trust
1.782% due 12/25/2031		718	676
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		293	319
Mid-State Trust
7.791% due 03/15/2038		2,197	2,374
Morgan Stanley ABS Capital, Inc. Trust
1.032% due 07/25/2036		297	134
1.042% due 12/25/2036		3,608	2,325
1.042% due 05/25/2037		2,523	1,537
1.052% due 10/25/2036		2,116	1,178
1.072% due 01/25/2037		7,649	4,338
1.082% due 11/25/2036		2,122	1,312
1.092% due 03/25/2037		8,641	4,568
1.112% due 10/25/2036		7,025	5,672
1.122% due 10/25/2036		42,326	23,783
1.122% due 11/25/2036		20,148	12,531
1.122% due 05/25/2037		6,865	4,921
1.132% due 06/25/2036		10,813	7,114
1.132% due 09/25/2036		20,333	10,099
1.132% due 10/25/2036		17,806	10,851
1.132% due 11/25/2036		23,476	14,597
1.132% due 12/25/2036		2,910	1,893
1.142% due 04/25/2036		164	164
1.142% due 09/25/2036		5,163	2,926
1.162% due 03/25/2037		33,294	17,754
1.182% due 02/25/2037		2,887	1,741

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.202% due 10/25/2036		$3,192	$1,813
1.212% due 09/25/2036		3,857	2,215
1.212% due 10/25/2036		2,130	1,312
1.212% due 11/25/2036		28,172	17,681
1.212% due 02/25/2037		13,404	6,114
1.232% due 08/25/2036		21,301	13,153
1.232% due 12/25/2036		12,623	8,301
1.232% due 05/25/2037		4,522	2,816
1.322% due 03/25/2037		4,295	2,335
1.342% due 02/25/2037		10,801	5,026
1.627% due 09/25/2035		3,000	2,799
1.717% due 07/25/2035		6,100	5,211
1.927% due 06/25/2034		2,319	2,232
1.982% due 03/25/2033		1,143	1,096
2.002% due 08/25/2034		223	214
2.032% due 04/25/2035		4,200	3,163
Morgan Stanley Dean Witter Capital, Inc. Trust
2.257% due 09/25/2032		2,118	2,052
2.332% due 02/25/2033		1,324	1,281
Morgan Stanley Home Equity Loan Trust
1.082% due 12/25/2036		21,176	11,876
1.142% due 04/25/2036		8,053	5,975
1.212% due 04/25/2037		16,293	10,434
1.332% due 04/25/2037		9,999	6,505
Morgan Stanley IXIS Real Estate Capital Trust
1.032% due 11/25/2036		7	3
1.132% due 07/25/2036		11,620	6,349
1.212% due 07/25/2036		35,634	19,830
Morgan Stanley Mortgage Loan Trust
1.062% due 11/25/2036		4,586	1,931
1.102% due 04/25/2037		7,650	3,601
1.212% due 02/25/2037		766	396
1.342% due 04/25/2037		3,707	1,793
2.611% due 11/25/2036 ^		2,273	1,097
5.577% due 10/25/2046 ^		3,431	1,663
5.726% due 10/25/2036 ^		1,643	898
5.750% due 04/25/2037 ^		1,002	716
6.000% due 07/25/2047 ^		897	717
National Collegiate Student Loan Trust
1.242% due 02/26/2029		4,363	4,317
1.252% due 03/26/2029		20,926	20,657
Nationstar Home Equity Loan Trust
1.162% due 04/25/2037		618	619
Navient Private Education Loan Trust
2.412% due 01/16/2035		24,820	25,050
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		38,600	38,642
Neptuno CLO BV
0.010% due 05/24/2023	EUR	2,209	2,357
New Century Home Equity Loan Trust
1.462% due 10/25/2035		$2,299	2,041
1.657% due 03/25/2035		3,500	3,327
1.867% due 05/25/2034		1,780	1,669
3.982% due 01/25/2033 ^		4,158	3,643
NewMark Capital Funding CLO Ltd.
0.000% due 06/30/2026		16,150	16,155
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.312% due 10/25/2036 ^		26,896	9,515
1.382% due 02/25/2037 ^		2,518	1,050
1.472% due 05/25/2035		3,699	3,560
6.032% due 10/25/2036 ^		3,478	1,634
NovaStar Mortgage Funding Trust
1.082% due 01/25/2037		4,904	2,234
1.132% due 06/25/2036		3,303	2,337
1.132% due 09/25/2036		20,659	11,991
1.132% due 03/25/2037		5,381	2,913
1.152% due 11/25/2036		11,878	5,572
1.162% due 03/25/2037		4,455	2,422
1.192% due 01/25/2037		22,059	10,212
1.232% due 10/25/2036		6,784	4,095
1.337% due 12/25/2033		652	631
1.807% due 06/25/2034		100	95
2.857% due 03/25/2035		9,200	8,481
Oak Hill Credit Partners Ltd.
0.000% due 07/20/2026		58,800	58,837
Oaktree CLO Ltd.
2.250% due 10/20/2026		6,200	6,205
Octagon Investment Partners Ltd.
2.069% due 04/15/2026		7,600	7,591
OHA Credit Partners Ltd.
1.000% due 10/20/2025		34,000	33,998
OneMain Financial Issuance Trust
2.430% due 06/18/2024		9,139	9,142
2.470% due 09/18/2024		43	43

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Option One Mortgage Loan Trust
1.122% due 01/25/2037		$32,645	$18,963
1.152% due 05/25/2037		5,619	3,441
1.162% due 04/25/2037		9,860	6,336
1.202% due 01/25/2037		12,275	7,201
1.222% due 04/25/2037		4,081	2,588
1.232% due 03/25/2037		1,878	1,011
1.232% due 07/25/2037		4,245	2,770
1.312% due 04/25/2037		3,188	2,089
1.342% due 01/25/2036		6,600	5,424
1.492% due 08/25/2035		4,500	3,662
Option One Mortgage Loan Trust Asset-Backed Certificates
1.442% due 11/25/2035		21,800	18,479
1.837% due 10/25/2032		3,575	3,448
Ownit Mortgage Loan Trust
1.582% due 10/25/2036 ^		4,697	4,035
OZLM Ltd.
2.052% due 01/20/2027		11,600	11,594
Palmer Square CLO Ltd.
0.000% due 10/17/2027 (c)		23,500	23,597
2.423% due 10/17/2025		3,600	3,600
Panhandle-Plains Higher Education Authority, Inc.
2.128% due 10/01/2035		15,838	15,712
Panther CDO BV
0.027% due 03/20/2084	EUR	4,360	4,629
0.082% due 10/15/2084		6,541	6,975
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.782% due 12/25/2034		$13,859	12,552
Penta CLO S.A.
0.000% due 06/04/2024	EUR	2,583	2,754
People’s Choice Home Loan Securities Trust
1.702% due 05/25/2035 ^		$2,985	2,912
1.927% due 05/25/2035 ^		7,000	5,611
2.332% due 01/25/2035		6,500	5,903
People’s Financial Realty Mortgage Securities Trust
1.122% due 09/25/2036		22,778	9,838
Popular ABS Mortgage Pass-Through Trust
1.192% due 01/25/2037		7,000	6,057
1.612% due 06/25/2035		3,676	3,230
5.700% due 12/25/2034		9,967	7,853
Pretium Mortgage Credit Partners LLC
4.375% due 11/27/2030		23,758	23,890
Primus CLO Ltd.
1.256% due 07/15/2021		26,157	26,191
RAAC Trust
1.252% due 05/25/2036		1,375	1,328
1.282% due 06/25/2044		3,550	2,973
1.322% due 02/25/2036		3,850	3,687
1.332% due 11/25/2046		14,069	12,290
1.382% due 06/25/2047		3,019	2,906
2.482% due 09/25/2047		10,900	9,303
Renaissance Home Equity Loan Trust
1.342% due 11/25/2034		337	300
1.682% due 08/25/2032		104	94
1.862% due 08/25/2033		68	64
5.473% due 01/25/2037		9,326	5,388
5.565% due 02/25/2036		5	5
5.893% due 06/25/2037 ^		8,111	4,042
5.906% due 06/25/2037		9,088	4,539
Residential Asset Mortgage Products Trust
0.998% due 10/25/2034		1,166	1,116
1.212% due 01/25/2036		1,006	1,003
1.272% due 02/25/2036		4,650	4,365
1.282% due 05/25/2036 ^		4,464	3,674
1.342% due 08/25/2046		20,974	15,448
2.902% due 11/25/2034		6,880	6,303
3.532% due 12/25/2034		2,000	1,960
5.072% due 04/25/2034		185	189
Residential Asset Securities Corp. Trust
1.112% due 11/25/2036		13,340	11,678
1.132% due 08/25/2036		1,519	1,424
1.132% due 09/25/2036		25	25
1.142% due 06/25/2036		869	859
1.152% due 11/25/2036		5,451	4,933
1.162% due 04/25/2036		2,279	2,262
1.222% due 10/25/2036		3,000	2,452
1.252% due 07/25/2036		12,000	7,644
1.252% due 05/25/2037		3,467	3,394
1.262% due 04/25/2036		4,200	3,820
1.272% due 03/25/2036		677	675
1.392% due 01/25/2036		3,160	3,077
1.422% due 11/25/2035		6,840	6,613
1.482% due 07/25/2032 ^		3	3
1.562% due 06/25/2033		1,461	1,294

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.572% due 09/25/2035		$5,000	$4,630
1.807% due 07/25/2034		1,282	1,185
2.077% due 03/25/2035		2,803	2,367
Residential Mortgage Loan Trust
2.482% due 09/25/2029		8	8
SACO Trust
1.402% due 03/25/2036 ^		47	86
1.482% due 12/25/2035		33	32
Santander Drive Auto Receivables Trust
0.950% due 03/15/2018		122,952	122,954
2.650% due 08/17/2020		95	96
Saratoga Investment Corp. CLO Ltd.
2.580% due 10/20/2025		19,400	19,529
SASCO Mortgage Loan Trust
3.532% due 12/25/2034		838	759
Securitized Asset-Backed Receivables LLC Trust
1.042% due 12/25/2036 ^		287	97
1.112% due 05/25/2037 ^		858	674
1.142% due 07/25/2036		3,180	1,616
1.222% due 07/25/2036		4,088	2,109
1.232% due 03/25/2036		13,562	8,482
1.232% due 05/25/2036		14,742	8,938
1.252% due 03/25/2036		22,561	18,075
1.942% due 01/25/2036 ^		6,447	4,242
Securitized Term Auto Receivables Trust
1.510% due 04/25/2019		10,000	9,991
Seneca Park CLO Ltd.
0.000% due 07/17/2026 (c)		27,600	27,600
SG Mortgage Securities Trust
1.132% due 10/25/2036		20,988	16,398
Shackleton CLO Ltd.
2.240% due 10/20/2023		18,630	18,652
SLC Student Loan Trust
2.031% due 06/15/2021		4,300	4,181
SLM Private Credit Student Loan Trust
1.371% due 12/16/2041		12,000	10,926
SLM Private Education Loan Trust
3.162% due 06/16/2042		18,000	18,841
3.700% due 05/16/2044		1,915	1,962
4.162% due 05/16/2044		21,264	22,107
SLM Student Loan Trust
0.007% due 06/17/2024	EUR	9,101	9,560
0.035% due 12/15/2023		129	137
1.368% due 01/25/2022		$10,728	10,517
1.601% due 12/15/2027		93,038	92,918
1.688% due 04/25/2019		321	321
1.938% due 07/25/2023		700	692
2.331% due 12/15/2033		18,882	18,943
2.538% due 04/25/2023		40,313	41,156
2.738% due 07/25/2023		2,567	2,626
SMART ABS Trust
1.180% due 02/14/2019		33	33
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		19,113	19,147
SoFi Professional Loan Program LLC
1.830% due 05/25/2040		9,800	9,799
2.282% due 02/25/2040		9,920	9,986
3.020% due 02/25/2040		12,752	12,787
Soundview Home Loan Trust
1.062% due 06/25/2037		13,099	8,801
1.092% due 01/25/2037		5,111	3,702
1.142% due 11/25/2036		8,226	7,700
1.142% due 01/25/2037		4,879	3,555
1.162% due 02/25/2037		10,021	4,027
1.162% due 08/25/2037		3,894	3,629
1.192% due 06/25/2037		22,797	15,538
1.222% due 07/25/2036		15,300	11,839
1.232% due 08/25/2037		3,828	3,146
1.242% due 02/25/2037		12,931	5,278
1.262% due 05/25/2036		5,000	4,439
1.282% due 01/25/2037		39,975	27,607
1.807% due 06/25/2035		3,727	3,488
South Carolina Student Loan Corp.
1.805% due 03/02/2020		211	211
2.055% due 09/03/2024		600	595
Specialty Underwriting & Residential Finance Trust
1.082% due 11/25/2037		649	421
1.282% due 12/25/2036		6,786	5,851
1.332% due 09/25/2036		592	593
1.332% due 03/25/2037		4,670	2,581
1.732% due 06/25/2036		1,255	1,221
1.882% due 06/25/2036		18,300	14,383
1.957% due 12/25/2035		4,128	3,776
4.439% due 02/25/2037 ^		7,884	4,313
4.439% due 02/25/2037		36,932	20,214
SpringCastle America Funding LLC
3.050% due 04/25/2029		91,435	92,111

18	See Accompanying Notes

March 31, 2017

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Staniford Street CLO Ltd.
2.311% due 06/15/2025		$5,400	$5,400
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		18,125	18,142
Structured Asset Investment Loan Trust
1.132% due 06/25/2036		2,427	2,162
1.154% due 07/25/2036		18,529	11,946
1.282% due 01/25/2036		6,526	5,672
1.682% due 04/25/2033		1,556	1,526
1.882% due 05/25/2035		9,400	8,263
1.912% due 09/25/2034		502	457
1.957% due 01/25/2035		10,188	8,654
1.982% due 09/25/2034		379	370
2.107% due 01/25/2035		3,957	2,137
2.182% due 12/25/2034		8,795	8,453
2.362% due 04/25/2033		129	111
2.557% due 01/25/2035		4,313	707
2.707% due 01/25/2035 ^		5,582	308
Structured Asset Securities Corp.
5.295% due 10/25/2034		1,091	1,126
Structured Asset Securities Corp. Mortgage Loan Trust
1.142% due 03/25/2036		74	73
1.162% due 01/25/2037		3,583	1,888
1.232% due 09/25/2036		4,500	3,966
1.252% due 04/25/2036		12,913	11,294
1.282% due 06/25/2035		2,079	1,861
1.352% due 04/25/2036		6,436	5,874
1.362% due 10/25/2036		18,467	15,753
1.432% due 05/25/2037		3,486	2,959
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.410% due 06/25/2033		38	37
SVO Mortgage LLC
2.000% due 09/20/2029		26	25
Telos CLO Ltd.
2.673% due 04/17/2025		25,441	25,550
TICC CLO LLC
1.750% due 08/25/2023		788	790
TICP CLO Ltd.
0.000% due 07/20/2026 (c)		40,700	40,697
1.000% due 01/20/2027 (c)		4,600	4,600
Toyota Auto Receivables Owner Trust
0.930% due 07/16/2018		21	21
Tralee CLO Ltd.
2.480% due 07/20/2026		22,000	22,048
Trapeza CDO Ltd.
1.295% due 04/06/2042		3,077	2,431
1.448% due 01/25/2035		20,716	16,883
Triaxx Prime CDO Ltd.
1.049% due 10/02/2039		88,064	67,122
Tropic CDO Ltd.
1.343% due 07/15/2036		27,130	20,483
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		7,573	7,553
3.598% due 10/27/2036		16,883	16,834
Utah State Board of Regents
1.521% due 01/25/2057		92,900	92,770
VB-S1 Issuer LLC
3.065% due 06/15/2046		9,600	9,465
Venture CLO Ltd.
0.000% due 04/15/2026 (c)		5,200	5,206
2.080% due 07/20/2022		29,869	29,903
Wachovia Loan Trust
1.342% due 05/25/2035		593	586
WaMu Asset-Backed Certificates Trust
1.232% due 04/25/2037		14,337	6,934
Washington Mutual Asset-Backed Certificates Trust
1.042% due 10/25/2036		1,992	953
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		16,300	16,313
WhiteHorse Ltd.
2.235% due 02/03/2025		29,700	29,714
Wood Street CLO BV
0.753% due 09/14/2023	GBP	3,267	4,087
World Omni Automobile Lease Securitization Trust
1.680% due 12/16/2019		$20,580	20,604

Total Asset-Backed Securities (Cost $5,182,010)			5,471,029

SOVEREIGN ISSUES 10.0%
Argentine Government International Bond
0.000% due 04/13/2018		51,886	50,135
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	44,086	49,164
4.900% due 09/15/2021		20,800	23,530
4.950% due 02/11/2020 (k)		8,650	9,897

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	43,000	$46,560
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (f)	BRL	4,467,000	1,390,898
0.000% due 10/01/2017 (f)		6,245,755	1,899,892
0.000% due 01/01/2018 (f)		4,692,400	1,398,090
0.000% due 04/01/2018 (f)		4,606,408	1,343,822
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		803,200	258,189
10.000% due 01/01/2027		1,394,268	445,715
Export-Import Bank of Korea
2.625% due 12/30/2020		$31,700	31,858
Kuwait International Government Bond
2.750% due 03/20/2022		20,400	20,455
New South Wales Treasury Corp.
2.750% due 11/20/2025 (g)	AUD	1,260	1,103
6.000% due 03/01/2022		165	147
Poland Government International Bond
4.000% due 01/22/2024		$15	16
Province of British Columbia
1.200% due 04/25/2017		45	45
Province of Ontario
1.650% due 09/27/2019		85,700	85,410
4.000% due 10/07/2019		23,855	25,129
4.400% due 04/14/2020		18,900	20,255
Province of Quebec
2.750% due 08/25/2021		81,800	83,710
3.500% due 07/29/2020		11,900	12,482
3.500% due 12/01/2022	CAD	68,053	55,789
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	378
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	7,810,000	67,511
4.500% due 07/03/2017		5,920,000	51,838

Total Sovereign Issues (Cost $7,093,763)			7,372,018

		SHARES
COMMON STOCKS 0.0%
CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (d)		775,108	35

Total Common Stocks (Cost $5,528)			35

CONVERTIBLE PREFERRED SECURITIES 0.0%
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (d)		8,712,560	0
6.250% due 07/15/2033 (d)		475,440	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
CoBank ACB
6.250% due 10/01/2022 (h)		40,000	4,210

Total Preferred Securities (Cost $4,180)			4,210

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 14.1%
CERTIFICATES OF DEPOSIT 4.2%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$111,600	111,675
Barclays Bank PLC
1.804% due 11/06/2017		118,000	118,246
1.850% due 12/06/2017		35,700	35,771
1.906% due 09/08/2017		100,300	100,530
Credit Suisse AG
1.920% due 09/12/2017		493,400	494,572
Mitsubishi UFJ Trust & Banking Corp.
1.872% due 09/19/2017		81,700	81,920
Mizuho Bank Ltd.
1.820% due 12/12/2017		97,700	97,949
Natixis S.A.
1.846% due 09/25/2017		336,200	336,999
1.846% due 10/02/2017		385,300	386,387

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Norinchukin Bank
1.733% due 10/10/2017		$66,300	$66,489
1.733% due 10/11/2017		195,000	195,557
1.733% due 10/12/2017		153,300	153,739
Sumitomo Mitsui Banking Corp.
1.405% due 05/02/2017		315,300	315,410
1.831% due 09/15/2017		124,200	124,511
Sumitomo Mitsui Trust Bank Ltd.
1.860% due 10/06/2017		73,200	73,402
1.882% due 09/18/2017		384,500	385,564

			3,078,721

COMMERCIAL PAPER 1.1%
Anthem, Inc.
1.100% due 04/03/2017		12,600	12,599
Bell Canada
1.210% due 04/19/2017		15,000	14,991
1.220% due 04/20/2017		11,400	11,393
Credit Suisse AG
1.470% due 07/03/2017		148,600	148,199
Enbridge Energy Partners LP
1.680% due 04/18/2017		15,500	15,490
1.700% due 04/20/2017		10,100	10,093
1.700% due 05/10/2017		15,900	15,876
Engie
1.590% due 10/04/2017		23,300	23,135
Entergy Corp.
1.300% due 04/28/2017		17,500	17,482
Enterprise Products Operating LLC
1.250% due 04/18/2017		20,000	19,988
1.250% due 04/19/2017		8,400	8,395
Ford Motor Credit Co.
1.650% due 10/05/2017		33,600	33,299
1.650% due 11/02/2017		41,000	40,562
Hewlett Packard Enterprise Co.
1.140% due 04/03/2017		19,400	19,399
Humana, Inc.
1.150% due 04/11/2017		20,000	19,992
Marriott International
1.140% due 04/11/2017		21,000	20,993
1.250% due 04/19/2017		10,000	9,994
Mondelez International, Inc.
1.060% due 04/04/2017		24,400	24,397
1.080% due 05/22/2017		50,000	49,907
Natixis NY
1.400% due 07/03/2017		32,200	32,106
NiSource Finance Corp.
1.380% due 04/13/2017		33,500	33,486
ONEOK Partners LP
1.500% due 04/05/2017		9,100	9,099
Schlumberger Holdings
1.150% due 05/01/2017		17,500	17,483
1.200% due 04/13/2017		20,600	20,592
1.210% due 05/18/2017		9,700	9,685
Southern Co.
1.250% due 04/19/2017		17,200	17,189
Standard Chartered Bank
1.430% due 07/03/2017		154,800	154,340
Syngenta Wilmington, Inc.
1.550% due 07/24/2017		17,400	17,310
Vodafone Group PLC
1.530% due 10/03/2017		16,550	16,416
Wyndham Worldwide
1.400% due 04/06/2017		4,000	3,999

			847,889

REPURCHASE AGREEMENTS (j) 0.0%			22,692

SHORT-TERM NOTES 0.1%
AmeriCredit Automobile Receivables Trust
0.920% due 02/20/2018		9,083	9,083
Kraft Heinz Foods Co.
1.600% due 06/30/2017		27,700	27,710

			36,793

ARGENTINA TREASURY BILLS 0.3%
2.977% due 05/26/2017 - 12/15/2017 (e)(f)		195,228	192,043

JAPAN TREASURY BILLS 8.2%
(0.328)% due 04/06/2017 - 06/19/2017 (e)(f)	JPY	668,830,000	6,008,891

MEXICO TREASURY BILLS 0.0%
6.752% due 08/17/2017 (e)(f)	MXN	202,400	10,541

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 0.2%
0.670% due 04/20/2017 - 05/04/2017 (e)(f)(m)(o)	$163,255	$163,191

Total Short-Term Instruments (Cost $10,194,169)		10,360,761

Total Investments in Securities (Cost $97,153,386)		98,583,074

	SHARES
INVESTMENTS IN AFFILIATES 11.1%
SHORT-TERM INSTRUMENTS 11.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%
PIMCO Short-Term Floating NAV Portfolio III	822,620,641	8,132,428

Total Short-Term Instruments (Cost $8,132,502)		8,132,428

Total Investments in Affiliates (Cost $8,132,502)		8,132,428

Total Investments 145.1% (Cost $105,285,888)		$106,715,502
Financial Derivative Instruments (l)(n) (1.3)% (Cost or Premiums, net $(172,824))		(952,096)
Other Assets and Liabilities, net (43.8)%		(32,239,500)

Net Assets 100.0%		$73,523,906

20	See Accompanying Notes

March 31, 2017

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	12/15/2017	02/24/2017	$273,229	$273,587	0.37%
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	01/16/2015 - 09/21/2015	3,637	3,081	0.00%
Odebrecht Offshore Drilling Finance Ltd.	6.750%	10/01/2023	09/09/2015 - 09/22/2015	5,981	4,899	0.01%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	15,043	0.02%

				$297,847	$296,610	0.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.750%	03/31/2017	04/03/2017	$2,400	U.S. Treasury Notes 0.625% due 06/30/2018	$(2,450)	$2,400	$2,400
SSB	0.050%	03/31/2017	04/03/2017	20,292	U.S. Treasury Notes 2.000% - 3.500% due 05/15/2020 - 08/31/2021 (2)	(20,701)	20,292	20,292

Total Repurchase Agreements						$(23,151)	$22,692	$22,692

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BOS	0.820%	02/10/2017	04/04/2017			$(50,500)	$(50,560)
BSN	0.850%	01/31/2017	04/04/2017			(33,231)	(33,280)
CFR	(1.250%)	03/31/2017	04/03/2017		EUR	(3,087)	(3,293)
	(1.250%)	04/03/2017	TBD	(4)		(2,401)	(2,561)
DBL	(0.850%)	08/25/2016	TBD	(4)		(5,473)	(5,807)
JML	(1.500%)	01/26/2017	01/26/2018			(1,461)	(1,554)
	(1.500%)	03/03/2017	TBD	(4)		(1,856)	(1,978)
MSC	0.850%	12/19/2016	04/12/2017			$(88,900)	(89,120)
NOM	0.850%	01/18/2017	04/18/2017			(883,568)	(885,133)
	0.850%	01/30/2017	04/18/2017			(4,857)	(4,864)
	0.850%	02/13/2017	04/18/2017			(346,187)	(346,588)
NXN	0.750%	01/13/2017	04/13/2017			(525,625)	(526,501)
	0.770%	01/20/2017	04/20/2017			(205,250)	(205,570)
	0.780%	01/24/2017	04/24/2017			(500,400)	(501,148)
SCX	0.870%	01/09/2017	04/10/2017			(103,750)	(103,961)

Total Reverse Repurchase Agreements							$(2,761,918)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2032	$34,000	$(35,004)	$(35,129)

Total Short Sales				$(35,004)	$(35,129)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2017:

(k)	Securities with an aggregate market value of $2,757,591 and cash of $33,700 have been pledged as collateral under the terms of the following master agreements as of March 31, 2017.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOS	$0	$(50,560)	$0	$(50,560)	$50,068	$(492)
BSN	0	(33,280)	0	(33,280)	33,130	(150)
CFR	0	(5,854)	0	(5,854)	6,216	362
DBL	0	(5,807)	0	(5,807)	5,611	(196)
GSC	2,400	0	0	2,400	(2,450)	(50)
JML	0	(3,532)	0	(3,532)	3,498	(34)
MSB	0	0	0	0	8,608	8,608
MSC	0	(89,120)	0	(89,120)	79,633	(9,487)
NOM	0	(1,236,585)	0	(1,236,585)	1,272,925	36,340
NXN	0	(1,233,219)	0	(1,233,219)	1,225,727	(7,492)
RYL	0	0	0	0	(183)	(183)
SCX	0	(103,961)	0	(103,961)	103,696	(265)
SSB	20,292	0	0	20,292	(20,701)	(409)

Total Borrowings and Other Financing Transactions	$22,692	$(2,761,918)	$0

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,293)	$0	$(3,532)	$(6,825)
U.S. Government Agencies	0	(1,236,585)	0	0	(1,236,585)
U.S. Treasury Obligations	0	(1,510,140)	0	0	(1,510,140)
Sovereign Issues	0	0	0	(5,807)	(5,807)

Total Borrowings	$0	$(2,750,018)	$0	$(9,339)	$(2,759,357)

Gross amount of recognized liabilities for reverse repurchase agreements (6)					$(2,759,357)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2017 was $(4,708,395) at a weighted average interest rate of 0.745%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(2,561) is outstanding at period end.

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$98.000	05/26/2017	2,233	$19	$2
Put - CBOT U.S. Treasury 5-Year Note June Futures	99.500	05/26/2017	109	1	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	101.000	05/26/2017	15,720	135	15
Put - CBOT U.S. Treasury 5-Year Note June Futures	101.500	05/26/2017	6,947	60	7
Put - CBOT U.S. Treasury 5-Year Note June Futures	102.500	05/26/2017	50	0	0
Put - CBOT U.S. Treasury 5-Year Note June Futures	103.000	05/26/2017	2,099	18	2
Put - CBOT U.S. Treasury 5-Year Note June Futures	108.000	05/26/2017	69,837	599	68
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.000	05/26/2017	90,029	772	88
Put - CBOT U.S. Treasury 10-Year Note June Futures	101.000	05/26/2017	750	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	102.000	05/26/2017	4,566	39	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/26/2017	717	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	109.000	05/26/2017	8,000	69	8
Put - CBOT U.S. Treasury 10-Year Note June Futures	110.000	05/26/2017	29,777	255	28
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/26/2017	12,307	105	12
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/26/2017	69,110	592	66
Put - CME 90-Day Eurodollar June Futures	98.500	06/19/2017	96,138	2,407	601
Put - CME 90-Day Eurodollar June Futures	98.625	06/19/2017	8,000	520	400

				$5,603	$1,303

Total Purchased Options				$5,603	$1,303

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor September Futures	Long	09/2017	23,276	$572	$621	$0
90-Day Eurodollar December Futures	Short	12/2017	21,241	1,529	0	(531)
90-Day Eurodollar June Futures	Short	06/2017	5,532	(3,398)	138	0
90-Day Eurodollar September Futures	Short	09/2017	22,942	8,874	574	0
Canada Government 10-Year Bond June Futures	Short	06/2017	8,238	(7,024)	3,035	0
Euro-BTP Italy Government Bond June Futures	Short	06/2017	1,419	(862)	227	(91)
Euro-Bund 10-Year Bond June Futures	Long	06/2017	35,692	(9,478)	11,042	(761)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2017	45,048	4,734	19,223	0
Put Options Strike @ EUR 140.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	80	0	0	0
Put Options Strike @ EUR 142.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	1,150	(1)	0	0
Put Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	14,246	(13)	0	0
Put Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	4,573	(4)	0	0
Put Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond June Futures	Long	06/2017	1,000	(1)	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2017	18,038	(16)	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2017	228,230	33,012	37,444	0
U.S. Treasury 10-Year Note June Futures	Long	06/2017	142,529	13,653	31,178	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2017	8,042	1,666	0	(2,513)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2017	2,160	475	675	0
United Kingdom Long Gilt June Futures	Short	06/2017	12,283	(19,629)	923	(6,002)

Total Futures Contracts				$24,089	$105,080	$(9,898)

22	See Accompanying Notes

March 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

								Variation Margin
Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (2)	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.538%		$20,000	$405	$228	$0	$(3)
Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.888%		47,000	343	865	0	(39)
Berkshire Hathaway, Inc.	1.000%	03/20/2024	0.917%		15,000	85	293	0	(6)
Berkshire Hathaway, Inc.	1.000%	06/20/2024	0.945%		90,000	359	1,748	23	0
Devon Energy Corp.	1.000%	12/20/2020	0.746%		26,200	250	734	1	0
Exelon Generation Co. LLC	1.000%	12/20/2020	1.039%		11,500	(12)	173	0	(7)
General Motors Co.	5.000%	06/20/2022	1.443%		5,200	910	26	0	(2)
Kinder Morgan Energy Partners LP	1.000%	03/20/2019	0.259%		1,400	(21)	(10)	0	0
Kinder Morgan Energy Partners LP	1.000%	03/20/2020	0.437%		2,200	(37)	(27)	0	0
MetLife, Inc.	1.000%	06/20/2021	0.589%		25,200	431	342	4	0
MetLife, Inc.	1.000%	12/20/2021	0.715%		72,300	955	1,628	0	(29)
Prudential Financial, Inc.	1.000%	06/20/2019	0.192%		36,100	656	141	0	(1)
Tesco PLC	1.000%	06/20/2021	1.525%	EUR	26,100	(594)	566	0	0
Tesco PLC	1.000%	06/20/2022	1.916%		116,900	(5,669)	255	0	(22)
Volkswagen International Finance NV	1.000%	06/20/2017	0.191%		204,200	481	125	28	0
Volkswagen International Finance NV	1.000%	12/20/2017	0.223%		238,900	1,553	(277)	8	0
Volkswagen International Finance NV	1.000%	06/20/2021	0.780%		23,800	245	336	0	(2)
Volkswagen International Finance NV	1.000%	12/20/2021	0.882%		29,200	184	416	0	(18)

						$524	$7,562	$64	$(129)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.IG-26 5-Year Index	1.000%	06/20/2021	$17,700	$367	$53	$5	$0
CDX.IG-27 5-Year Index	1.000%	12/20/2021	41,500	784	117	16	0
CDX.IG-28 5-Year Index	1.000%	06/20/2022	1,400	24	1	1	0

				$1,175	$171	$22	$0

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	3-Month CAD-Bank Bill	2.300%	12/15/2025	CAD	62,000	$(2,100)	$(708)	$165	$0
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046		57,500	6,029	6,723	200	0
Pay (5)	3-Month USD-LIBOR	1.250%	06/21/2019		$3,850,000	35,799	(9,629)	0	(1,333)
Receive	3-Month USD-LIBOR	2.000%	12/16/2019		894,600	(10,469)	(5,784)	0	(461)
Receive (5)	3-Month USD-LIBOR	1.250%	06/21/2020		1,096,600	20,800	(4,234)	0	(610)
Receive (5)	3-Month USD-LIBOR	1.250%	06/21/2021		3,753,900	112,575	(670)	0	(2,945)
Receive (5)	3-Month USD-LIBOR	1.450%	06/28/2021		2,854,100	48,441	53,578	0	(1,248)
Receive (5)	3-Month USD-LIBOR	1.250%	06/21/2022		3,045,100	128,133	832	0	(2,913)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		3,809,200	(49,391)	(60,297)	0	(3,608)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		1,503,700	(31,366)	(37,871)	0	(2,154)
Receive	3-Month USD-LIBOR	2.250%	06/15/2026		57,700	133	521	0	(87)
Receive	3-Month USD-LIBOR	1.750%	12/21/2026		198,300	10,106	(3,912)	0	(293)
Pay	3-Month USD-LIBOR	1.750%	12/21/2026		99,940	(5,093)	387	148	0
Receive (5)	3-Month USD-LIBOR	1.500%	06/21/2027		20,000	1,680	(71)	0	(29)
Receive	3-Month USD-LIBOR	2.250%	12/21/2036		1,734,800	103,339	30,247	0	(2,412)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		2,380,802	(45,291)	(149,433)	0	(3,988)
Receive	3-Month USD-LIBOR	2.500%	06/15/2046		144,000	3,745	13,392	0	(178)
Receive (5)	3-Month USD-LIBOR	1.750%	06/21/2047		94,700	(19,711)	892	154	0
Receive (5)	6-Month GBP-LIBOR	1.000%	09/20/2022	GBP	843,200	(4,391)	1,137	0	(2,766)
Receive (5)	6-Month GBP-LIBOR	1.500%	09/20/2027		914,300	(28,930)	(6,107)	0	(4,879)
Receive (5)	6-Month GBP-LIBOR	1.750%	03/21/2048		262,300	(26,938)	(12,201)	0	(3,703)
Pay	6-Month JPY-LIBOR	0.300%	03/18/2026	JPY	409,440,000	(22,705)	495	4,023	0

						$224,395	$(182,713)	$4,690	$(33,607)

Total Swap Agreements						$226,094	$(174,980)	$4,776	$(33,736)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2017:

(m)	Securities with an aggregate market value of $1,478,177 and cash of $15,493 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,303	$105,080	$4,776	$111,159	$0	$(9,898)	$(33,737)	$(43,635)

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2 in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2017	BRL	62,776	$	19,813	$0	$(239)
	04/2017	DKK	2,073,685		315,911	18,549	0
	04/2017		$20,018	BRL	62,776	34	0
	04/2017		113,424	DKK	791,133	23	0
	04/2017		682,539	EUR	635,756	0	(4,314)
	05/2017	EUR	619,167	$	665,503	4,145	0
	05/2017	JPY	2,330,000		20,677	0	(277)
	05/2017		$10,039	IDR	140,295,025	470	0
	06/2017	JPY	114,690,000	$	1,009,788	0	(22,725)
	06/2017	TWD	9,937,194		325,567	0	(2,910)
	07/2017	DKK	306,000		46,940	2,859	0
	07/2017	ILS	25,579		7,058	0	(24)
	07/2017	$	14,549	DKK	100,920	0	(11)
	12/2017	CNH	3,348	$	466	0	(12)
	01/2018	DKK	267,435		39,147	212	0
	04/2018		889,612		130,330	50	(5)
BPS	04/2017	BRL	1,076,477		307,662	0	(36,195)
	04/2017	CAD	18,351		13,997	198	0
	04/2017	EUR	20,261		21,502	0	(112)
	04/2017	JPY	31,160,000		269,130	0	(10,855)
	04/2017	$	339,391	BRL	1,076,477	4,466	(1)
	04/2017		3,564	CAD	4,790	38	0
	04/2017		1,758	JPY	193,900	0	(17)
	05/2017	GBP	843,693	$	1,050,821	0	(6,935)
	05/2017	JPY	38,510,000		340,318	0	(6,193)
	05/2017	NZD	22,195		15,503	0	(45)
	06/2017	PHP	257,099		5,064	0	(32)
	07/2017	BRL	2,374,100		650,917	0	(91,825)
	10/2017		55,900		15,354	0	(1,813)
	01/2018		14,508		4,244	0	(141)
	04/2018		677,200		179,368	0	(22,385)
	04/2018	DKK	455,679		67,408	674	0
BRC	06/2017	SGD	614,213		437,334	0	(2,019)
	07/2017	DKK	692,486		105,636	5,880	0
CBK	04/2017	AUD	1,972		1,509	2	0
	04/2017	EUR	28,532		30,214	0	(224)
	04/2017	JPY	81,850,000		709,649	0	(25,759)
	04/2017	$	154,809	CAD	206,923	822	(30)
	04/2017		30,132	EUR	28,143	69	(179)
	04/2017		153,691	JPY	17,032,017	0	(704)
	05/2017	JPY	92,842,017	$	832,589	722	(3,102)
	06/2017		113,200,000		994,992	0	(24,299)
	06/2017	KRW	341,537,560		301,925	0	(3,950)
	12/2017	CNH	2,633		367	0	(10)
DUB	04/2017	BRL	1,134,389		358,431	0	(3,924)
	04/2017	ILS	25,579		6,779	0	(282)
	04/2017	RUB	541,150		9,054	0	(524)
	04/2017	$	344,424	BRL	1,134,389	18,085	(153)
	05/2017		52,760		168,165	603	0
	06/2017	SGD	630,365	$	448,846	0	(2,060)
	06/2017	TWD	5,734,204		185,573	0	(3,973)
	07/2017	BRL	710,000		204,140	0	(17,985)
	10/2017		158,865		43,919	0	(4,868)
	12/2017	CNH	6,637		925	0	(24)
	01/2018	BRL	2,282,400		604,606	0	(85,081)
FBF	04/2017		430,697		137,278	76	(375)
	04/2017	CAD	14,229		10,615	0	(85)
	04/2017	DKK	93,595		13,544	123	0
	04/2017	$	135,977	BRL	430,697	1,600	0
	05/2017	BRL	186,680	$	58,616	0	(621)
	08/2017	MXN	183,200		9,171	0	(417)

24	See Accompanying Notes

March 31, 2017

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
GLM	04/2017	BRL	722,573	$	215,770	$0	$(15,040)
	04/2017	CAD	12,855		9,658	0	(9)
	04/2017	EUR	31,820		34,133	367	(179)
	04/2017	GBP	915,133		1,138,415	0	(8,155)
	04/2017	$	228,056	BRL	722,573	2,754	0
	04/2017		3,547	CAD	4,765	36	0
	04/2017		274,895	DKK	1,908,658	0	(1,198)
	04/2017		38,781	EUR	36,438	211	(119)
	04/2017		80,328	GBP	65,536	1,782	0
	06/2017	TWD	8,268,942	$	271,585	0	(1,748)
	07/2017	DKK	724,736		105,581	1,179	0
	01/2018		138,681		20,100	0	(90)
	04/2018		2,119,266		311,355	1,165	(179)
HUS	04/2017	BRL	816,538		257,713	0	(3,112)
	04/2017	JPY	13,358,617		118,960	0	(1,031)
	04/2017	$	255,417	BRL	816,538	5,411	(3)
	04/2017		6,301	INR	432,804	370	0
	06/2017	KRW	230,914,265	$	200,090	0	(6,713)
	06/2017	SGD	189,565		134,281	0	(1,316)
	10/2017	DKK	121,200		18,561	1,015	0
	01/2018	BRL	528,700		157,599	0	(2,161)
	04/2018		1,161,600		338,702	0	(7,365)
IND	10/2017		400,000		109,890	0	(12,949)
JPM	04/2017		4,110,561		1,210,219	184	(102,992)
	04/2017	CHF	142		141	0	(1)
	04/2017	DKK	914,250		136,152	5,050	0
	04/2017	EUR	20,754		22,434	293	0
	04/2017	JPY	43,040,000		367,344	0	(19,280)
	04/2017	$	1,300,083	BRL	4,110,561	12,962	(18)
	04/2017		39,803	CAD	53,368	329	0
	04/2017		36,320	EUR	33,830	0	(231)
	04/2017		5,410	GBP	4,340	27	0
	05/2017	JPY	16,170,000	$	143,542	0	(1,879)
	05/2017	$	14,450	EUR	13,514	0	(15)
	05/2017		748	ZAR	9,868	0	(17)
	06/2017	KRW	281,037,088	$	244,816	0	(6,876)
	06/2017	THB	372,860		10,627	0	(218)
	06/2017	TWD	22,307,645		721,724	0	(15,662)
	07/2017	BRL	965,000		258,035	0	(43,867)
	10/2017		2,558,690		746,255	0	(39,515)
	01/2018		1,077,700		288,004	0	(37,652)
	01/2018	$	4,215	BRL	14,509	170	0
	04/2018	BRL	2,696,428	$	793,411	0	(9,916)
	04/2018	DKK	483,265		70,602	22	(195)
MAC	04/2017	BRL	78,432		24,755	0	(299)
	04/2017	$	25,000	BRL	78,433	53	0
MSB	07/2017	BRL	282,000	$	80,652	0	(7,572)
	10/2017		450,000		120,951	0	(17,243)
	01/2018	DKK	610,770		89,539	763	(144)
	04/2018	BRL	60,000		15,573	0	(2,303)
NAB	04/2017	JPY	3,867,300		34,861	124	0
	04/2017	$	94,247	CAD	126,173	632	0
	05/2017	CAD	126,173	$	94,287	0	(631)
NGF	04/2017	BRL	1,764,670		533,878	0	(29,806)
	04/2017	$	559,766	BRL	1,764,670	3,918	0
	10/2017	BRL	1,000,000	$	304,198	0	(2,900)
	01/2018		263,500		77,642	0	(1,982)
	04/2018		888,890		262,696	0	(2,124)
RBC	04/2017		$1,142	CAD	1,525	5	0
SCX	04/2017	BRL	2,229,600	$	636,410	0	(75,785)
	04/2017	CAD	354,284		270,136	3,723	0
	04/2017	$	705,696	BRL	2,229,600	7,101	(602)
	04/2017		2,742	CAD	3,700	41	0
	04/2017		1,903	GBP	1,564	56	0
	05/2017		17,152	IDR	239,784,960	799	0
	06/2017	KRW	588,280,199	$	512,116	0	(14,738)
	06/2017	TWD	248,060		8,049	0	(150)
	10/2017	BRL	1,452,300		394,668	0	(51,331)
	04/2018		1,200,000		313,767	0	(43,741)
SOG	04/2017		250,000		78,904	0	(953)
	04/2017	NZD	22,195		15,935	376	0
	04/2017	$	78,370	BRL	250,000	1,487	0
	06/2017	TWD	13,242,654	$	429,900	0	(7,839)
	08/2017	MXN	19,200		962	0	(43)
	08/2017	TRY	9,460		2,470	0	(36)
	01/2018	BRL	267,500		79,353	0	(1,479)
TOR	04/2017		1,040,900		305,784	0	(26,708)
	04/2017	$	330,902	BRL	1,040,900	1,608	(18)
	04/2017		294,281	DKK	2,055,552	481	0
	05/2017		25,000	IDR	350,250,000	1,236	0
	10/2017	BRL	170,000	$	46,359	0	(5,847)
	01/2018		272,600		72,059	0	(10,314)
	01/2018	DKK	180,431		26,394	126	0
	04/2018	BRL	388,890		115,422	0	(438)
	04/2018	DKK	2,055,552		300,585	0	(453)
UAG	04/2017	EUR	632,800		671,606	213	(3,678)
	04/2017	JPY	41,680,000		357,096	0	(17,336)
	05/2017		97,180,000		859,419	0	(14,986)
	05/2017	$	22,509	IDR	314,788,365	1,070	0
	06/2017	JPY	13,210,000	$	115,549	0	(3,455)
	06/2017	KRW	759,925,727		667,117	0	(13,460)
	06/2017	TWD	23,687,994		768,877	0	(14,136)
	06/2017	$	1,396	MYR	6,243	5	0
	12/2017	CNH	9,379	$	1,307	0	(34)

Total Forward Foreign Currency Contracts						$116,844	$(1,099,979)

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$ 184,000	$19,530	$10,465
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940%	08/20/2018	154,200	15,081	8,636
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020%	08/21/2017	136,300	9,268	1,877
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905%	08/20/2018	292,500	28,968	17,285

							$72,847	$38,263

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$ 78.469	05/04/2017	$98,000	$4	$0
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	76.000	04/05/2017	24,000	1	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2047	68.000	04/05/2017	70,000	3	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2047	70.000	04/05/2017	112,000	4	0

					$12	$0

Total Purchased Options					$72,859	$38,263

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC USD versus ZAR	ZAR	14.000	06/28/2017	$107,600	$(1,530)	$(2,773)
DUB	Call - OTC USD versus BRL	BRL	3.250	04/26/2017	234,600	(1,431)	(955)
	Call - OTC USD versus BRL		4.250	11/17/2017	147,900	(4,319)	(559)
FBF	Call - OTC USD versus BRL		3.250	04/26/2017	430,100	(3,107)	(1,750)
	Call - OTC USD versus BRL		3.900	06/14/2017	127,400	(2,540)	(66)
	Call - OTC USD versus BRL		3.380	06/26/2017	243,800	(2,438)	(2,279)
	Call - OTC USD versus BRL		3.550	10/02/2017	290,000	(4,350)	(4,350)
	Call - OTC USD versus BRL		6.300	01/11/2018	253,100	(13,228)	(127)
GLM	Call - OTC USD versus BRL		3.350	06/01/2017	155,600	(1,323)	(1,323)
	Call - OTC USD versus BRL		3.375	06/27/2017	277,600	(3,081)	(2,711)
HUS	Call - OTC USD versus ZAR	ZAR	13.550	04/25/2017	36,200	(321)	(703)
	Call - OTC USD versus ZAR		13.500	06/01/2017	105,400	(1,581)	(3,454)
	Call - OTC USD versus ZAR		13.580	06/27/2017	218,600	(2,776)	(8,034)
JPM	Call - OTC USD versus BRL	BRL	3.225	04/26/2017	154,900	(817)	(851)
	Call - OTC USD versus BRL		3.310	06/01/2017	277,100	(2,189)	(2,460)
	Call - OTC USD versus BRL		3.510	09/27/2017	183,600	(2,846)	(2,868)
	Call - OTC USD versus ZAR	ZAR	13.100	04/25/2017	89,000	(709)	(3,287)
	Call - OTC USD versus ZAR		13.580	04/25/2017	249,700	(2,224)	(4,637)
	Call - OTC USD versus ZAR		14.000	05/02/2017	79,500	(751)	(751)
MSB	Call - OTC USD versus ZAR		13.500	04/25/2017	41,700	(369)	(873)
SCX	Call - OTC USD versus ZAR		12.980	04/25/2017	76,000	(1,469)	(3,279)
SOG	Call - OTC USD versus ZAR		14.000	05/02/2017	58,100	(551)	(551)

						$(53,950)	$(48,641)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(2)
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(7)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(3)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(238)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(1)
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(3)
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(86)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(46)

						$(71,048)	$(386)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	$ 1,489,600	$(34,723)	$(14,205)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700%	08/21/2017	600,400	(9,306)	(841)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	1,287,100	(28,717)	(12,274)

							$(72,746)	$(27,320)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	$ 100.594	05/04/2017	$87,000	$(381)	$(81)
FBF	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.641	05/04/2017	112,000	(473)	(111)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	101.195	05/04/2017	316,000	(1,271)	(614)
GSC	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.426	05/04/2017	500,000	(2,070)	(375)
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2047	100.422	05/04/2017	50,000	(209)	(37)

					$(4,404)	$(1,218)

Total Written Options					$(202,148)	$(77,565)

26	See Accompanying Notes

March 31, 2017

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		21,230		244,669		(53)		(158,634)		(107,212)		0
Notional Amount in $	$	45,339,000	$	49,274,600	$	(7,852,500)	$	(58,936,500)	$	(11,607,500)	$	16,217,100
Notional Amount in AUD	AUD	760,110	AUD	9,772,900	AUD	(252,300)	AUD	(8,649,900)	AUD	(1,630,810)	AUD	0
Notional Amount in EUR	EUR	5,483,500	EUR	2,489,400	EUR	(1,333,400)	EUR	(4,966,300)	EUR	(1,673,200)	EUR	0
Notional Amount in GBP	GBP	0	GBP	2,062,250	GBP	(473,150)	GBP	(1,169,600)	GBP	(419,500)	GBP	0
Premiums	$	(340,736)	$	(463,031)	$	75,875	$	398,924	$	126,820	$	(202,148)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (1)

							Swap Agreements, at Value(3)
Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Auto Loan ABS 2017 2.25-100% due 10/20/2022	0.600%	10/20/2022	$307,494	$0	$(60)	$0	$(60)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (4)	Notional Amount (2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.214%	EUR	20,900	$113	$24	$137	$0
	Citigroup, Inc.	1.000%	12/20/2020	0.476%	$	2,100	(4)	45	41	0
	Colombia Government International Bond	1.000%	06/20/2019	0.507%		28,400	239	79	318	0
	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	3,900	(68)	89	21	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2021	0.762%	$	22,100	(11)	255	244	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184%		25,000	(358)	465	107	0
	Mexico Government International Bond	1.000%	12/20/2018	0.432%		171,300	(250)	1,986	1,736	0
	Morgan Stanley	1.000%	12/20/2020	0.614%		35,000	(59)	558	499	0
BPS	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	15,000	(290)	372	82	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2020	0.623%	$	40,000	(149)	707	558	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184%		19,500	(280)	364	84	0
	Morgan Stanley	1.000%	12/20/2020	0.614%		9,800	(14)	154	140	0
	Petrobras Global Finance BV	1.000%	06/20/2018	0.693%		2,900	(420)	432	12	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		47,700	(5,272)	4,564	0	(708)
	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%		1,800	(276)	239	0	(37)
	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%		10,000	(2,119)	1,768	0	(351)
	Royal Bank of Scotland PLC	1.000%	12/20/2017	0.416%	EUR	61,200	161	144	305	0
BRC	Citigroup, Inc.	1.000%	12/20/2020	0.476%	$	16,100	(8)	319	311	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2020	0.623%		20,000	69	210	279	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2021	0.679%		7,300	(68)	166	98	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184%		5,000	(112)	133	21	0
	Mexico Government International Bond	1.000%	12/20/2018	0.432%		88,200	(219)	1,112	893	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		8,300	(1,479)	1,356	0	(123)
CBK	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.964%		10,000	23	4	27	0
	Deutsche Bank AG	1.000%	12/20/2017	0.355%	EUR	4,600	(62)	87	25	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.004%	$	10,000	0	37	37	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2020	0.623%		23,500	81	247	328	0
	Morgan Stanley	1.000%	12/20/2020	0.614%		20,000	(49)	334	285	0
	Royal Bank of Scotland PLC	1.000%	12/20/2017	0.416%	EUR	18,900	45	49	94	0
DUB	Colombia Government International Bond	1.000%	06/20/2019	0.507%	$	45,000	287	217	504	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184%		46,700	(762)	962	200	0
FBF	Goldman Sachs Group, Inc.	1.000%	12/20/2020	0.623%		11,500	(43)	203	160	0
	Morgan Stanley	1.000%	12/20/2020	0.614%		25,000	(49)	406	357	0
GST	Bank of America Corp.	1.000%	12/20/2020	0.465%		40,000	128	660	788	0
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.964%		85,000	261	(33)	228	0
	Citigroup, Inc.	1.000%	12/20/2020	0.476%		40,000	47	725	772	0
	Mexico Government International Bond	1.000%	06/20/2017	0.176%		3,300	(108)	115	7	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184%		10,000	(143)	186	43	0
	Morgan Stanley	1.000%	12/20/2020	0.614%		12,700	(47)	228	181	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2024	0.763%		10,000	102	58	160	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		11,400	(1,214)	1,045	0	(169)
	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%		100	(16)	14	0	(2)
	Petrobras Global Finance BV	1.000%	09/20/2020	2.071%		10,000	(2,156)	1,805	0	(351)
HUS	Petrobras Global Finance BV	1.000%	12/20/2019	1.576%		2,400	(221)	185	0	(36)
	Petrobras Global Finance BV	1.000%	03/20/2020	1.730%		5,200	(949)	842	0	(107)
	U.S. Treasury Notes	0.250%	12/20/2018	0.149%	EUR	25,000	(86)	136	50	0
JPM	Deutsche Bank AG	1.000%	12/20/2017	0.355%		1,700	(27)	36	9	0

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (4)	Notional Amount (2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Goldman Sachs Group, Inc.	1.000%	12/20/2020	0.623	$	69,900	$(132)	$1,107	$975	$0
	Goldman Sachs Group, Inc.	1.000%	06/20/2021	0.679		22,500	(26)	327	301	0
	Mexico Government International Bond	1.000%	06/20/2017	0.176		400	(13)	14	1	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184		25,000	(332)	439	107	0
	Morgan Stanley	1.000%	12/20/2020	0.614		50,000	0	713	713	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576		8,800	(993)	863	0	(130)
MBC	Mexico Government International Bond	1.000%	06/20/2017	0.176		11,700	209	(183)	26	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184		48,500	856	(648)	208	0
MYC	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.964		10,000	15	12	27	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2020	0.623		5,000	(17)	87	70	0
	Mexico Government International Bond	1.000%	06/20/2017	0.176		10,600	(356)	380	24	0
	Mexico Government International Bond	1.000%	09/20/2017	0.184		25,000	(332)	439	107	0
	Petrobras Global Finance BV	1.000%	12/20/2019	1.576		94,500	(8,746)	7,344	0	(1,402)
SOG	Royal Bank of Scotland PLC	1.000%	12/20/2017	0.416	EUR	7,100	24	11	35	0
UAG	Mexico Government International Bond	1.000%	09/20/2017	0.184	$	10,000	(135)	178	43	0

							$(25,810)	$35,172	$12,778	$(3,416)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

							Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 19,488	$(4,309)	$1,922	$0	$(2,387)
CBK	MCDX-25 5-Year Index	1.000%	12/20/2020	70,750	(131)	1,240	1,109	0
	MCDX-26 5-Year Index	1.000%	06/20/2021	185,550	479	2,299	2,778	0
DUB	CMBX.NA.BBB-.7 Index	3.000%	01/17/2047	22,200	(2,155)	145	0	(2,010)
FBF	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	400	(38)	(13)	0	(51)
	CMBX.NA.BBB-.7 Index	3.000%	01/17/2047	12,800	(1,667)	508	0	(1,159)
GST	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	21,400	(798)	340	0	(458)
	MCDX-25 5-Year Index	1.000%	12/20/2020	201,800	(373)	3,536	3,163	0
	MCDX-26 5-Year Index	1.000%	06/20/2021	87,000	208	1,094	1,302	0
JPS	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	17,500	(665)	560	0	(105)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	4,000	(183)	129	0	(54)
	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	7,600	(315)	152	0	(163)
	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	20,300	(1,824)	(756)	0	(2,580)
	CMBX.NA.BBB-.7 Index	3.000%	01/17/2047	16,900	(1,596)	66	0	(1,530)
	CMBX.NA.BBB-.9 Index	3.000%	09/17/2058	15,300	(2,887)	1,100	0	(1,787)
MEI	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	74,000	(3,879)	3,436	0	(443)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	9,600	(498)	369	0	(129)
	CMBX.NA.BBB-.7 Index	3.000%	01/17/2047	8,200	(846)	103	0	(743)
MYC	CMBX.NA.BBB-.9 Index	3.000%	09/17/2058	10,600	(1,851)	613	0	(1,238)

					$(23,328)	$16,843	$8,352	$(14,837)

Total Swap Agreements					$(49,138)	$51,955	$21,130	$(18,313)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2017:

(o)	Securities with an aggregate market value of $1,034,869 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$26,342	$0	$3,103	$29,445	$(30,517)	$0	$0	$(30,517)	$(1,072)	$(350)	$(1,422)
BPS	5,376	0	1,181	6,557	(176,549)	0	(1,096)	(177,645)	(171,088)	174,762	3,674
BRC	5,880	0	1,602	7,482	(2,019)	0	(2,510)	(4,529)	2,953	(820)	2,133
CBK	1,615	0	4,683	6,298	(58,257)	(3,023)	0	(61,280)	(54,982)	55,730	748
DUB	18,688	0	704	19,392	(118,874)	(1,518)	(2,010)	(122,402)	(103,010)	73,176	(29,834)
FAR	0	0	0	0	0	(81)	0	(81)	(81)	278	197
FBF	1,799	0	517	2,316	(1,498)	(9,297)	(1,210)	(12,005)	(9,689)	7,063	(2,626)
GLM	7,494	19,101	0	26,595	(26,717)	(18,239)	0	(44,956)	(18,361)	17,144	(1,217)
GSC	0	0	0	0	0	(375)	0	(375)	(375)	16,394	16,019
GST	0	0	6,644	6,644	0	0	(1,040)	(1,040)	5,604	(5,000)	604
HUS	6,796	0	50	6,846	(21,701)	(12,191)	(143)	(34,035)	(27,189)	16,950	(10,239)
IND	0	0	0	0	(12,949)	0	0	(12,949)	(12,949)	13,038	89
JPM	19,037	0	2,106	21,143	(278,334)	(15,023)	(130)	(293,487)	(272,344)	270,813	(1,531)
JPS	0	0	0	0	0	0	(6,219)	(6,219)	(6,219)	6,499	280
MAC	53	0	0	53	(299)	0	0	(299)	(246)	0	(246)
MBC	0	0	234	234	0	0	0	0	234	(310)	(76)
MEI	0	0	0	0	0	0	(1,315)	(1,315)	(1,315)	1,380	65
MSB	763	0	0	763	(27,262)	(873)	0	(28,135)	(27,372)	28,764	1,392
MYC	0	19,162	228	19,390	0	(13,115)	(2,640)	(15,755)	3,635	(4,561)	(926)
NAB	756	0	0	756	(631)	0	0	(631)	125	0	125
NGF	3,918	0	0	3,918	(36,812)	0	0	(36,812)	(32,894)	31,537	(1,357)
RBC	5	0	0	5	0	0	0	0	5	0	5
RYL	0	0	0	0	0	0	0	0	0	(600)	(600)
SCX	11,720	0	0	11,720	(186,347)	(3,279)	0	(189,626)	(177,906)	191,338	13,432
SOG	1,863	0	35	1,898	(10,350)	(551)	0	(10,901)	(9,003)	8,657	(346)
TOR	3,451	0	0	3,451	(43,778)	0	0	(43,778)	(40,327)	42,812	2,485
UAG	1,288	0	43	1,331	(67,085)	0	0	(67,085)	(65,754)	61,973	(3,781)

Total Over the Counter	$116,844	$38,263	$21,130	$176,237	$(1,099,979)	$(77,565)	$(18,313)	$(1,195,857)

28	See Accompanying Notes

March 31, 2017

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2017:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,303	$1,303
Futures	0	0	0	0	105,080	105,080
Swap Agreements	0	86	0	0	4,690	4,776

	$0	$86	$0	$0	$111,073	$111,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116,844	$0	$116,844
Purchased Options	0	0	0	0	38,263	38,263
Swap Agreements	0	21,130	0	0	0	21,130

	$0	$21,130	$0	$116,844	$38,263	$176,237

	$0	$21,216	$0	$116,844	$149,336	$287,396

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,898	$9,898
Swap Agreements	0	130	0	0	33,607	33,737

	$0	$130	$0	$0	$43,505	$43,635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,099,979	$0	$1,099,979
Written Options	0	0	0	48,641	28,924	77,565
Swap Agreements	0	18,313	0	0	0	18,313

	$0	$18,313	$0	$1,148,620	$28,924	$1,195,857

	$0	$18,443	$0	$1,148,620	$72,429	$1,239,492

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6,956)	$(6,956)
Written Options	0	0	0	0	47,867	47,867
Futures	(21)	0	0	0	(831,642)	(831,663)
Swap Agreements	0	153,531	0	0	(1,176,514)	(1,022,983)

	$(21)	$153,531	$0	$0	$(1,967,245)	$(1,813,735)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,672,136	$0	$1,672,136
Purchased Options	0	0	0	(9)	(107,891)	(107,900)
Written Options	0	9,390	0	222,506	169,774	401,670
Swap Agreements	0	181,381	0	7,259	15,576	204,216

	$0	$190,771	$0	$1,901,892	$77,459	$2,170,122

	$(21)	$344,302	$0	$1,901,892	$(1,889,786)	$356,387

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4,117)	$(4,117)
Written Options	0	0	0	0	(1,047)	(1,047)
Futures	0	0	0	0	205,061	205,061
Swap Agreements	0	6,054	0	0	2,707,793	2,713,847

	$0	$6,054	$0	$0	$2,907,690	$2,913,744

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,236,554)	$0	$(2,236,554)
Purchased Options	0	0	0	0	62,495	62,495
Written Options	0	(7,033)	0	23,324	(64,421)	(48,130)
Swap Agreements	0	30,995	0	0	(19,731)	11,264

	$0	$23,962	$0	$(2,213,230)	$(21,657)	$(2,210,925)

	$0	$30,016	$0	$(2,213,230)	$2,886,033	$702,819

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$118,460	$77,593	$196,053
Corporate Bonds & Notes
Banking & Finance	0	15,040,598	133,024	15,173,622
Industrials	0	2,538,867	6,530	2,545,397
Utilities	0	767,904	0	767,904
Municipal Bonds & Notes
Alabama	0	13,290	0	13,290
California	0	362,492	0	362,492
Connecticut	0	186	0	186
Georgia	0	64,741	0	64,741
Illinois	0	188,153	0	188,153
Iowa	0	26,551	0	26,551
Louisiana	0	5,463	0	5,463
Massachusetts	0	21,116	0	21,116
Michigan	0	275	0	275
Nebraska	0	11,284	0	11,284
New Jersey	0	3,266	0	3,266
New York	0	18,328	0	18,328
Ohio	0	45,357	0	45,357
Pennsylvania	0	40,899	0	40,899
Rhode Island	0	180	0	180
Texas	0	46,387	0	46,387
West Virginia	0	130,107	0	130,107
U.S. Government Agencies	0	34,213,444	23,722	34,237,166
U.S. Treasury Obligations	0	15,467,167	0	15,467,167
Non-Agency Mortgage-Backed Securities	0	5,692,333	317,304	6,009,637
Asset-Backed Securities	0	5,318,227	152,802	5,471,029
Sovereign Issues	0	7,372,018	0	7,372,018
Common Stocks
Consumer Discretionary	35	0	0	35
Preferred Securities
Banking & Finance	0	4,210	0	4,210

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Short-Term Instruments
Certificates of Deposit	$0	$3,078,721	$0	$3,078,721
Commercial Paper	0	847,889	0	847,889
Repurchase Agreements	0	22,692	0	22,692
Short-Term Notes	0	36,793	0	36,793
Argentina Treasury Bills	0	192,043	0	192,043
Japan Treasury Bills	0	6,008,891	0	6,008,891
Mexico Treasury Bills	0	10,541	0	10,541
U.S. Treasury Bills	0	163,191	0	163,191
	$35	$97,872,064	$710,975	$98,583,074

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,132,428	$0	$0	$8,132,428
Total Investments	$8,132,463	$97,872,064	$710,975	$106,715,502

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(35,129)	0	(35,129)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	106,081	5,078	0	111,159
Over the counter	0	176,237	0	176,237
	$106,081	$181,315	$0	$287,396

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,898)	(33,737)	0	(43,635)
Over the counter	0	(1,195,797)	(60)	(1,195,857)
	$(9,898)	$(1,229,534)	$(60)	$(1,239,492)
Total Financial Derivative Instruments	$96,183	$(1,048,219)	$(60)	$(952,096)

Totals	$8,228,646	$96,788,716	$710,915	$105,728,277

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 03/31/2016	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$21	$77,589	$0	$0	$0	$(17)	$0	$0	$77,593	$(17)
Corporate Bonds & Notes
Banking & Finance	310,268	121	(275,214)	(25)	30	2,241	95,603	0	133,024	(1,673)
Industrials	2,366	0	(1,059)	1	(342)	282	5,282	0	6,530	(20)
U.S. Government Agencies	87,618	18,802	(5,977)	(15)	(37)	1,579	0	(78,248)	23,722	(16)
Non-Agency Mortgage-Backed Securities	97,254	273,066	(88,285)	86	(8,953)	8,852	35,284	0	317,304	847
Asset-Backed Securities	35,402	152,870	(9,959)	(1)	0	40	0	(25,550)	152,802	(66)

	$532,929	$522,448	$(380,494)	$46	$(9,302)	$12,977	$136,169	$(103,798)	$710,975	$(945)

Financial Derivative Instruments - Assets
Over the counter	$139	$0	$(42,620)	$0	$42,620	$(199)	$0	$0	$(60)	$12

Totals	$533,068	$522,448	$(423,114)	$46	$33,318	$12,778	$136,169	$(103,798)	$710,915	$(933)

30	See Accompanying Notes

March 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$77,593	Proxy Pricing	Base Price	99.500
Corporate Bonds & Notes
Banking & Finance	9	Other Valuation Techniques (3)	—	—
	37,412	Proxy Pricing	Base Price	101.781 - 110.875
	95,603	Third Party Vendor	Broker Quote	107.904
Industrials	6,530	Third Party Vendor	Broker Quote	102.500 - 106.750
U.S. Government Agencies	23,722	Proxy Pricing	Base Price	97.464 - 99.828
Non-Agency Mortgage-Backed Securities	273,660	Proxy Pricing	Base Price	82.872 - 99.853
	43,644	Third Party Vendor	Broker Quote	83.809 - 99.841
Asset-Backed Securities	130,954	Proxy Pricing	Base Price	100.000 - 100.121
	21,848	Third Party Vendor	Broker Quote	99.990 - 99.992

Financial Derivative Instruments - Assets
Over the counter	(60)	Indicative Market Quotation	Broker Quote	0.004

Total	$710,915

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of the PIMCO Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the PIMCO Total Return Fund (one of the funds constituting the PIMCO Funds, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 24, 2017

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)
Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	NAB	National Australia Bank Ltd.
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	NXN	Natixis New York
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
CFR	Credit Suisse Securities (Europe) Ltd.	MAC	Macquarie Bank Limited	SCX	Standard Chartered Bank
DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	SOG	Societe Generale
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GSC	Goldman Sachs & Co.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced
BABs	Build America Bonds	FSB	Federal Savings Bank	TBD	To Be Determined
BTP	Buoni del Tesoro Poliennali

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 26, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 26, 2017